UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-22127

Columbia Funds Variable Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2020
Columbia Variable Portfolio Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
Columbia Variable Portfolio – Global Strategic Income Fund
Columbia Variable Portfolio – Intermediate Bond Fund
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
CTIVP® – Victory Sycamore Established Value Fund
Variable Portfolio – Partners Core Equity Fund
Variable Portfolio – Partners Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plans). Please contact your financial advisor or insurance representative for more information.
This annual report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure document for information regarding the investment options available to you.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio Funds  |  Annual Report 2020

Fund at a Glance
Columbia Variable Portfolio – Global Strategic Income Fund
Investment objective
Columbia Variable Portfolio – Global Strategic Income Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Ryan Staszewski, CFA
Portfolio Manager
Managed Fund since 2018
Adrian Hilton
Portfolio Manager
Managed Fund since October 2020
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	4.79	2.93	1.23
Class 2	05/03/10	4.59	2.68	0.99
Class 3	05/01/96	4.68	2.80	1.11
Bloomberg Barclays Global Aggregate Hedged USD Index		5.58	4.49	4.18
Bloomberg Barclays Global Credit Hedged USD Index		7.78	5.97	5.17
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays Global Aggregate Hedged USD Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury, and it is hedged back to the US dollar.
The Bloomberg Barclays Global Credit Hedged USD Index measures the global investment grade local currency corporate and government-related bond markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio Funds | Annual Report 2020	3

Fund at a Glance  (continued)
Columbia Variable Portfolio – Global Strategic Income Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Global Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Quality breakdown (%) (at December 31, 2020)
AAA rating	1.4
AA rating	4.0
A rating	8.0
BBB rating	42.5
BB rating	19.8
B rating	13.8
CCC rating	3.1
D rating	0.1
Not rated	7.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
4	Columbia Variable Portfolio Funds | Annual Report 2020

Fund at a Glance  (continued)
Columbia Variable Portfolio – Global Strategic Income Fund
Country breakdown (%) (at December 31, 2020)
Angola	0.2
Australia	0.9
Bahamas	0.0(a)
Belarus	0.2
Belgium	0.3
Bermuda	1.2
Brazil	0.9
Canada	0.8
Cayman Islands	0.5
Chile	0.2
China	0.4
Colombia	1.0
Costa Rica	0.2
Dominican Republic	1.1
Egypt	0.6
El Salvador	0.2
France	0.6
Germany	1.9
Ghana	0.2
Guatemala	0.3
India	1.1
Indonesia	1.9
Ireland	1.1
Isle of Man	0.3
Italy	0.5
Ivory Coast	0.5
Jersey	0.4
Kazakhstan	0.4
Liberia	0.1
Luxembourg	0.7
Malaysia	0.2
Mauritius	0.5
Mexico	1.3
Netherlands	3.4
Norway	0.4
Panama	0.5
Paraguay	0.2
Peru	0.2
Poland	0.0(a)
Qatar	1.0
Romania	0.4
Russian Federation	0.2
Saudi Arabia	1.0
Senegal	0.4
Spain	0.5
Sweden	1.0
Turkey	0.9
Ukraine	0.3
United Arab Emirates	1.6
United Kingdom	7.0
United States(b)	59.6
Virgin Islands	0.7
Total	100.0
(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2020, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	1.8	(64.2)	(62.4)
Foreign Currency Derivative Contracts	-	(37.6)	(37.6)
Total Notional Market Value of Derivative Contracts	1.8	(101.8)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Variable Portfolio Funds | Annual Report 2020	5

Manager Discussion of Fund Performance
Columbia Variable Portfolio – Global Strategic Income Fund
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 4.59%. The Fund posted positive absolute returns but underperformed its benchmark, the Bloomberg Barclays Global Aggregate Hedged USD Index, which returned 5.58% for the same period. The Fund also underperformed its secondary benchmark, the Bloomberg Barclays Global Credit Hedged USD Index, which returned 7.78% for the same period.
Market overview
2020 ended up being a strong year for fixed-income returns, with the benchmark posting solid positive returns and the Bloomberg Barclays U.S. Aggregate Bond Index enjoying its second-best year since 2011, beaten only by the strong returns of 2019. These strong returns were driven primarily by duration. The calendar year began with COVID-19 spreading across the world, causing governments globally to pursue varying degrees of economic restrictions to help manage the disease outcome and conserve limited health care resources. The conversation in markets began with concerns of interrupted supply chains out of China to a quick realization that similar lockdown measures would hit the western world by early March. The fixed-income markets, in turn, were extremely volatile in March 2020. The 10-year U.S. Treasury yield rallied to 1.92% from 0.53% at the start of the year, as the U.S. Federal Reserve (the Fed) cut interest rates to near zero after two large surprise cuts in March. Investors fled from more risky assets. For example, credit-sensitive assets had one of their worst months since the 2008-2009 financial crisis, with the investment-grade corporate bond, high-yield corporate bond, bank loan and emerging markets debt sectors each posting double-digit negative returns in March. The sharp sell-off was characterized as a run on liquidity, as bond market liquidity became worse than during the 2008-2009 financial crisis.
The turnaround came on March 23, 2020, when the Fed announced that for the first time it would begin buying corporate bonds as part of its emergency lending program. This marked the bottom both in the credit-oriented fixed-income sectors and in equities. Despite the challenging economic times, with previously unheard-of steep declines in economic activity and employment, the credit-sensitive sectors of fixed income experienced positive absolute returns in eight of the nine remaining months of 2020. The backstop from the Fed helped boost liquidity, allowing for a strong calendar year of corporate bond issuance, as companies were able to issue bonds to cover near-term maturities and boost balance sheet liquidity. Economic data began to improve in the summer. Despite rising numbers of COVID-19 cases in the fourth quarter of 2020, economic activity did not get hit as hard as it had earlier in the calendar year, and in November, positive news came out on the COVID-19 vaccine, with better efficacy than forecasted. This combination of a supportive Fed, improving economic data, a vaccine beginning to roll out, and the 2020 U.S. general elections behind us boosted risk assets into the end of the year, while interest rates only modestly sold off.
The Fund’s largest detractors during the period
•	While the Fund’s duration was a positive contributor to its absolute performance, it detracted on a relative basis. Through most of the annual period, we kept the Fund’s duration shorter than that of the benchmark, which hurt as interest rates fell sharply in the early months of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
•	Also, a position in a U.S. Treasury hedge detracted from relative performance, as a longer duration would have generated higher total returns.
•	Having greater exposure to credit sectors as a whole during their strong rally late in the annual period would have been more effective.
The Fund’s largest contributors during the period
•	Positioning in emerging markets debt and U.S. high-yield corporate bonds contributed most positively to the Fund’s performance during the annual period. The Fund began the annual period with a diversified exposure to credit sectors, as most valuations, in our view, were fair to tight to begin the calendar year.
•	High-yield corporate bond returns within the Fund benefited from a bias toward BB- and B-rated credits, which outperformed.
•	Elsewhere in corporate credit, positioning in emerging markets and European investment grade corporate bonds contributed positively to the Fund’s relative results.
6	Columbia Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – Global Strategic Income Fund
•	Among structured securities, positioning in residential mortgage-backed securities added the most value, including exposure to both agency and non-agency mortgage-backed securities.
Derivative positions in the Fund
The Fund utilized U.S. Treasury futures, German bund futures and European government bond, or gilt, futures to manage and adjust the Fund’s duration positioning. The Fund used CMBX (which track the commercial mortgage-backed securities market), CDX (a U.S. high-yield credit default swap index) and European credit default swap indices to hedge its credit exposure and, at time, create a synthetic long exposure. The Fund also used currency forwards and swaptions to maintain and modify target duration, yield curve, credit and currency positioning. On a stand-alone basis these derivative instruments overall had a negative impact on the Fund’s performance during the annual period.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio Funds | Annual Report 2020	7

Fund at a Glance
Columbia Variable Portfolio – Intermediate Bond Fund
Investment objective
Columbia Variable Portfolio – Intermediate Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	12.58	6.07	4.79
Class 2	05/03/10	12.28	5.81	4.53
Class 3	10/13/81	12.45	5.93	4.66
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.84
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
8	Columbia Variable Portfolio Funds | Annual Report 2020

Fund at a Glance  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Asset-Backed Securities — Agency	0.0(a)
Asset-Backed Securities — Non-Agency	15.0
Commercial Mortgage-Backed Securities - Agency	1.5
Commercial Mortgage-Backed Securities - Non-Agency	5.7
Corporate Bonds & Notes	22.7
Foreign Government Obligations	3.0
Money Market Funds	5.0
Options Purchased Puts	0.2
Residential Mortgage-Backed Securities - Agency	21.2
Residential Mortgage-Backed Securities - Non-Agency	24.9
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2020)
AAA rating	27.2
AA rating	6.4
A rating	9.7
BBB rating	24.7
BB rating	8.0
B rating	5.2
CCC rating	1.5
D rating	0.0(a)
Not rated	17.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by

Columbia Variable Portfolio Funds | Annual Report 2020	9

Fund at a Glance  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	123.2	(21.9)	101.3
Foreign Currency Derivative Contracts	—	(1.3)	(1.3)
Total Notional Market Value of Derivative Contracts	123.2	(23.2)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

10	Columbia Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance
Columbia Variable Portfolio – Intermediate Bond Fund
At December 31, 2020, approximately 85.93% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund also may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 12.28%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% for the same period.
Market overview
Entering the period, dissipating trade headwinds supported sentiment as the U.S. and China signed a "Phase One" agreement in mid-January. However, as February progressed the market focused on the COVID-19 pandemic which shut down most of the Chinese economy. As COVID-19 case counts accelerated globally, travel and economic activity came to a near-halt. Financial market liquidity all but disappeared as investors rushed to sell what they could to raise cash. Oil prices plunged as demand collapsed and a Saudi Arabia-Russia price war compounded matters. U.S. Treasury yields declined dramatically on their way toward historical lows as investors sought safe havens.
Policymakers globally responded with dramatic measures in an effort to keep businesses and consumers afloat. The U.S. Federal Reserve (Fed) cut its benchmark overnight lending rate to zero, resurrected financial crisis-era lending facilities and launched a broad asset purchase program, while Congress passed a $2.2 trillion stimulus package. The result was a rebound in risk sentiment that benefited more credit-sensitive areas of the bond market. The Fed eventually signaled that it was prepared to leave its benchmark overnight lending rate at zero for the foreseeable future, while Congress followed up on earlier stimulus with an expansion of the Paycheck Protection Program which provided forgivable loans to small- and medium-sized businesses. As COVID-19 cases and deaths fell in the early hotspots and encouraging public health stories emerged, the market began looking toward reopening. June saw bouts of volatility as the removal of restrictions led to a dramatic acceleration of COVID-19 infections in a number of states.
As the year progressed, investors were heartened by improving economic data and progress on COVID-19 vaccines. Further boosting sentiment, in a late-August speech Fed Chair Powell outlined a new approach which provides the central bank with additional flexibility in managing interest rates should any one inflation readout break through the 2% target. Credit-sensitive areas of the market continued to outperform, although risk sentiment wavered late in the third quarter on uncertainty over additional economic stimulus, the persistence of COVID-19 cases and fears of a litigated presidential election outcome.
In November, a clear outcome to the U.S. presidential election and headlines around a pair of COVID-19 vaccines further boosted risk appetites. Both vaccines received emergency use authorization from the U.S. Food and Drug Administration in December, raising the prospect of a return to relatively normal economic activity in the coming months. As 2020 drew to a close, the U.S. Congress passed additional stimulus including direct payments to most individuals, extended unemployment benefits and small business support.
U.S. Treasury yields drifted higher late in the period on economic optimism, but still finished dramatically lower for the year with decreases most significant on the front end of the curve. To illustrate, the two-year Treasury yield declined 145 basis points from 1.58% to 0.13%, the 10-year declined 99 basis points from 1.92% to 0.93%, and the 30-year declined 74 basis points from 2.39% to 1.65%.
Credit-sensitive corporate bonds led performance within the investment-grade market for the 12 months, while Treasuries also finished well into positive territory given the decline in yields. Structured assets including residential mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) provided positive returns while lagging both corporates and Treasuries.
In addition to a strong focus on individual security selection, the Fund actively manages its exposures to various segments of the U.S. fixed-income market, including U.S. Treasury and government agency issues, corporate bonds, and structured assets such as MBS, CMBS and ABS.
Columbia Variable Portfolio Funds | Annual Report 2020	11

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
The Fund’s most notable contributors during the period
•	The Fund’s asset allocation was the leading contributor to performance relative to the benchmark for the 12 months. In broad terms, we were positioned somewhat conservatively prior to the market break in the first quarter based on valuation concerns for spread sectors and signs of slowing growth. In the wake of the liquidity crisis, we were proactive in taking advantage of the indiscriminate selling to raise the Fund’s risk profile at attractive valuations.
•	Within securitized assets, significant contributions came from both non-agency MBS and CMBS. Entering the year, we had meaningful exposure to both sectors but with a tilt toward higher quality, shorter maturity issues. As securitized valuations cratered in March we shifted into lower rated credits with longer maturities. This stance benefited performance as the rebound in risk sentiment on Fed policy support allowed these sectors to retrace lost ground over the remainder of 2020.
•	Off-benchmark exposure to below investment-grade, high yield corporate bonds also contributed meaningfully. We had no exposure to high yield corporate bonds entering the period but assumed a substantial weighting in the asset class following the COVID-19-driven risk-off trade. In doing so, we focused on “best-in-class” issuers within segments hit hardest by the economic shutdown such as hotels and airlines, which were prime beneficiaries as risk appetite returned.
•	Exposure to investment-grade corporate debt also added to performance. We took advantage of the liquidity-driven sell-off to add select exposure to issuers rated in the lower end of investment grade which we assessed as having sufficient cash on their balance sheets to weather even an extended shutdown of the economy.
•	Finally, out-of-benchmark exposure to emerging markets contributed modestly.
The Fund’s most notable detractors during the period
•	The Fund’s tactical positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity detracted marginally from performance.
Derivatives usage
During the annual period we sought to protect against the potential for rising interest rates by purchasing options on interest rate swaps (or “swaptions”). In addition, the Fund used Treasury futures contracts to manage interest rate risk in the portfolio. We also used index credit default swaps as a hedge against long cash positions to reduce the Fund’s overall credit exposure. On a stand-alone basis, the Fund’s use of derivatives had a positive impact on Fund performance.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
12	Columbia Variable Portfolio Funds | Annual Report 2020

Fund at a Glance
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Investment objective
CTIVP® – BlackRock Global Inflation-Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Portfolio management
BlackRock Financial Management, Inc. (subadviser)
Akiva Dickstein
Emanuella Enenajor
BlackRock International Limited (sub-subadviser)
Christopher Allen, CFA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	9.37	5.59	4.48
Class 2	05/03/10	8.97	5.28	4.22
Class 3	09/13/04	9.11	5.42	4.34
Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged		9.81	6.29	4.95
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to October 2012 reflects returns achieved by the Investment Manager according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio Funds | Annual Report 2020	13

Fund at a Glance  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – BlackRock Global Inflation-Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Quality breakdown (%) (at December 31, 2020)
AAA rating	49.0
AA rating	35.2
A rating	6.1
BBB rating	9.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
14	Columbia Variable Portfolio Funds | Annual Report 2020

Fund at a Glance  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Country breakdown (%) (at December 31, 2020)
Australia	1.5
Canada	2.0
Colombia	0.1
Denmark	0.3
France	8.3
Germany	2.6
Italy	7.0
Japan	5.2
Mexico	0.1
New Zealand	2.0
Panama	0.0(a)
Spain	3.0
Sweden	1.0
United Kingdom	24.0
United States(b)	42.9
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2020, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	66.9	(116.5)	(49.6)
Foreign Currency Derivative Contracts	36.7	(87.1)	(50.4)
Total Notional Market Value of Derivative Contracts	103.6	(203.6)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Variable Portfolio Funds | Annual Report 2020	15

Manager Discussion of Fund Performance
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 8.97%. While the Fund posted solid absolute gains, it underperformed its benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged, which returned 9.81%.
Market overview
The global markets in 2020 were shocked by the COVID-19 pandemic and geopolitical uncertainty. The annual period began with a reflationary outlook, but the emergence and then rapid spread of COVID-19 in the first quarter sparked a massive “risk off” move. The resulting flight to safety resulted in an unprecedented rally in U.S. Treasury and other sovereign bond rates during the first quarter of 2020. The U.S. Federal Reserve (Fed) lowered interest rates by 150 basis points via two emergency rate cuts, effectively bringing the targeted federal funds rate to zero. (A basis point is 1/100th of a percentage point.) This was accompanied by historic coordinated fiscal and monetary stimulus programs. These programs helped taper market volatility during the second calendar quarter, but the strict lockdown measures across the U.S. contributed to a significant increase in the unemployment rate. The U.S. unemployment rate jumped three-fold from the end of 2019 to 14.7% in April 2020, before halving to approximately 6.7% late in the fourth quarter. The Fed and other major central banks around the globe maintained a dovish tone, while global governments implemented fiscal stimulus programs to help their battered economies recover. This combination of fiscal and monetary stimulus helped risk assets to stage a strong comeback during the second half of 2020, with U.S. equity indices touching record highs and 10-year inflation expectations ending the annual period on a one-year high of about 1.98%, a material recovery from its March 2020 low of approximately 0.55%. The increasing bifurcation between nominal, or non-inflation-linked, and real rates contributed to the rise in breakeven rate levels. Clarity on the outcome of the U.S. presidential and legislative elections and positive COVID-19 vaccine developments further supported the “risk on” tone in late 2020.
In Europe, the trajectory was similar as that of the U.S., as the European Central Bank and Bank of England announced record quantitative easing and monetary stimulus programs. This was paired with an unprecedented €750 billion fiscal stimulus plan in the European Union. The recovery plan was seen as a lifeline to many of the hardest-hit European countries to support their economies. Bringing a marked end to the four-year Brexit saga, the European Union and the U.K. finally reached a trade deal in the fourth quarter of 2020 after a turbulent year of trade negotiations that led to a seesaw in risk sentiment.
Against this backdrop, interest rates across much of the globe broadly fell. In the U.S., the 10-year Treasury inflation-protected securities (TIPS) yield rallied from a high of approximately 0.59% in March 2020 to approximately -1.09% on December 31, 2020, while 10-year nominal U.S. Treasury rates sold off approximately 41 basis points from March 2020’s low of about 0.51% to close the calendar year at about 0.91%.
The 5-year to 30-year U.S. Treasury nominal yield curve steepened during the annual period, as shorter term maturity yields fell more than those on longer term maturities. The spread, or yield differential, expanded approximately 60 basis points in 2020. In addition to the Fed cutting interest rates to zero and re-implementing its quantitative easing programs, it announced significant policy changes during the second half of 2020 that seek to address shortfalls of employment from its maximum level and to undertake a flexible average-inflation targeting strategy. The Fed indicated U.S. interest rates are likely to remain near zero until at least 2023 and adopted forward guidance, which called for interest rate hikes only when “inflation has risen to two percent and is likely to exceed two percent for some time.” The combination of the policy change and the potential for more fiscal stimulus buoyed the reflationary outlook, causing the intermediate to long-term segments of the U.S. Treasury yield curve to rise more than at the short-term segment of the U.S. Treasury yield curve in the fourth quarter of 2020.
The Fund’s largest detractors during the period
•	The Fund’s duration positioning generally detracted from its results during the annual period. The Fund was broadly positioned for a “risk on,” reflationary environment entering 2020. The historic rally in global rates resulting from the COVID-19 outbreak thus generally hurt the Fund’s performance. More specifically, the sharp and sustained rally in U.S. rates in the first quarter of 2020 negatively impacted our structural bias to being underweight U.S. nominal rates. However, the easing of political and COVID-19 vaccine uncertainties during the second half of the year helped global risk assets to stage a strong comeback, paring some of the underperformance from duration positioning. The outcome of the U.S. elections and the commencement of mass inoculation added fuel to the reflationary outlook, resulting in a sell-off in U.S. nominal rates during the fourth quarter.
16	Columbia Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
•	The COVID-19 outbreak also induced economic uncertainty that lowered inflation expectations worldwide, alongside the broader flight-to-quality move during the first quarter. As the moves lower in nominal yields outpaced those of the moves lower in real yields amid escalating fears around the pandemic, inflation expectations narrowed dramatically. This initially hurt the performance of the Fund’s long breakeven expressions in the European Union, the U.S., New Zealand, Japan, Italy and Germany. But the strong retracement in breakeven levels in the U.S., along with those in peripheral European countries and New Zealand, helped mitigate the underperformance by the end of the annual period.
•	The Fund’s U.S. versus European Union nominal rates position and its Spain versus France real rates themes positioning detracted from performance when spreads widened in the first half of 2020.
•	The Fund’s Canadian versus U.S. nominal rates and currency relative value positioning detracted from relative results, especially after the emergence of the oil price shock in February 2020.
The Fund’s largest contributors during the period
•	The Fund’s German nominal curve steepener position benefited returns. We added to the steepener position in January 2020 after the intermediate segment of the curve remained elevated and we expected the spread to widen against the front-end, or short-term, segment of the curve. A 10-year nominal rate sell-off significantly outpaced two-year nominal rates in mid-March, in part due to the announcement of accommodative monetary policy actions by the European Central Bank.
•	The Italian long-end nominal rates flattener position in the Fund modestly contributed to performance when 10-year nominal rates’ sell-off outpaced three-year nominal rates from late January until mid-March. The widening of the spread was partly driven by the escalating severity of the COVID-19 outbreak in Italy.
•	The Fund’s tactical positioning in relative value themes contributed positively to its relative results.
•	Relative value positioning between Spain versus Germany nominal rates contributed positively, as spreads compressed significantly due to the supportive monetary and fiscal policies that boosted the market’s confidence in Spain’s ability to recover.
•	Similarly, the Fund’s long Italian front-end nominal rates and relative value positioning between Italian versus German 10-year nominal rates augmented Fund performance.
•	The Fund’s relative positions between New Zealand versus U.S. long-end nominal rates aided performance, as the rally of New Zealand 30-year nominal rates outpaced that of the U.S.
•	The European Union-U.K. post-Brexit trade deal also helped the Fund’s U.S. versus U.K. 10-year breakeven position to perform well.
•	The Fund’s allocation to spread, or non-government bond, assets added to performance, as spread levels in emerging markets compressed.
•	The Fund’s tactical allocation to hard currency emerging markets spread assets and to U.S. municipal bonds contributed positively, with their spreads narrowing notably against U.S. Treasuries during the second half of the annual period.
•	Our strategic trading in Germany and Italy nominal rates as well as the Fund’s tactical allocation to hard currency emerging markets spread assets added to performance.
Derivative positions in the fund
In our view, derivatives are an effective and efficient tool to manage duration, yield curve and volatility risk in the Fund. During the annual period, the Fund utilized forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift investment exposure from one currency to another. We used futures contracts to manage duration and yield exposure of the Fund in an efficient manner. We used written and purchased options to create various exposures for the Fund, isolate perceived mispricing and create asymmetric risk profiles. We also used written options to increase the Fund’s carry. We used interest rate swaps to express our breakeven strategies or enhance yields of already existing positions. We used inflation swaps to hedge underlying inflation-linked positions, as caps and floors may provide
Columbia Variable Portfolio Funds | Annual Report 2020	17

Manager Discussion of Fund Performance  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
protection against adverse moves in the inflation market. The use of these instruments is integral to the Fund’s investment strategy, which overall realized solidly positive absolute returns during the annual period. On a stand-alone basis, however, these derivative instruments had a net negative impact on Fund performance.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
18	Columbia Variable Portfolio Funds | Annual Report 2020

Fund at a Glance
CTIVP® – Victory Sycamore Established Value Fund
Investment objective
CTIVP® – Victory Sycamore Established Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Victory Capital Management Inc.
Gary Miller
Jeffrey Graff, CFA
Gregory Conners
James Albers, CFA
Michael Rodarte, CFA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	8.05	11.77	11.35
Class 2	05/03/10	7.80	11.50	11.07
Class 3	02/04/04	7.91	11.63	11.21
Russell Midcap Value Index		4.96	9.73	10.49
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to November 2012 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio Funds | Annual Report 2020	19

Fund at a Glance  (continued)
CTIVP® – Victory Sycamore Established Value Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Victory Sycamore Established Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	98.3
Money Market Funds	1.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	2.5
Consumer Discretionary	10.6
Consumer Staples	8.3
Energy	3.5
Financials	15.2
Health Care	5.6
Industrials	19.4
Information Technology	13.3
Materials	12.0
Real Estate	7.1
Utilities	2.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

20	Columbia Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance
CTIVP® – Victory Sycamore Established Value Fund
At December 31, 2020, approximately 83.13% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 7.80%. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 4.96% over the same period.
Market overview
Solid equity market performance across all major U.S. indices capped an unparalleled year on many levels. At the end of the annual period, it was difficult to fathom that nine months earlier, the U.S. equity market was in bear market territory and the U.S. economy was on the verge of the most “predictable” recession in history. However, the bear market was short-lived, as aggressive monetary and fiscal stimulus was quickly injected into the economy to help alleviate the negative shock from the COVID-19 pandemic. The potential for COVID-19 vaccines to become widely available in early 2021, fading U.S. election uncertainty and the accumulation of massive stimulus came together to fuel investor optimism late in the calendar year. Nevertheless, as we closed out a memorable year, mostly for the wrong reasons, it is remarkable, in our view, that we can report that all major U.S. equity indices ended 2020 in positive territory.
The Fund’s largest contributors during the period
•	While sector weightings within our strategy are a by-product of our bottom-up stock selection process and not a result of top-down tactical decisions, it was sector allocation decisions overall that were the primary driver of relative performance during the annual period.
•	Specifically, an overweight to consumer staples, which outpaced the benchmark during the annual period, and underweights to real estate and utilities, which each underperformed the benchmark during the annual period, contributed most positively to the Fund’s relative results.
•	To a lesser degree, stock selection in all three of these sectors also added value.
•	From an individual security perspective, the Fund benefited most relative to the benchmark from positions in Nuance Communications, a provider of enterprise voice recognition and healthcare voice transcription solutions; Flex, one of the world’s largest providers of electronic manufacturing services to original equipment manufacturers; and Molina Healthcare, a managed care provider focused on Medicaid markets.
•	Shares of Nuance Communications rose, as the company reported solid results throughout the annual period that were ahead of consensus estimates. During the first calendar quarter, its results were particularly strong in its enterprise segment, which provided solutions to help back up customer contact centers during the COVID-19 crisis. In subsequent quarters, the company benefited from the dissipation of COVID-19-related disruptions. Also, elective procedures rebounded faster than anticipated, allowing hospitals to invest in technologies geared toward improving physician productivity. We sold the Fund’s position in Nuance Communications on strength.
•	Shares of Flex gained, as the company reported results that were ahead of consensus expectations, driven by strong results in its higher-margin reliability solutions segment. Flex also continued to show incremental revenue growth and margin expansion as demand for its auto products rebounded. Additionally, the company experienced favorable momentum in its health solutions, lifestyle and 5G products.
•	Molina Healthcare was a top contributor based primarily on positive investor sentiment. Late in the first quarter of 2020, Molina Healthcare announced that the Texas Health and Human Services Commission had canceled a contract it had awarded to several other providers in October 2019. This was welcome news for investors, as it offered Molina Healthcare the opportunity to rebid for the contract. The decision was also a boost of confidence for Molina Healthcare, which was misperceived to be a lower quality operator in the state.
Columbia Variable Portfolio Funds | Annual Report 2020	21

Manager Discussion of Fund Performance  (continued)
CTIVP® – Victory Sycamore Established Value Fund
The Fund’s largest detractors during the period
•	Less than favorable stock selection, as a whole, detracted from the Fund’s performance during the period.
•	Stock selection in the communication services, consumer discretionary and financials sectors offset gains to modest degree.
•	Having an underweight in communication services, which was among the top performing sectors during the annual period, was also a drag on relative performance.
•	Detracting most from the Fund’s results relative to the benchmark were positions in companies caught in the epicenter of the COVID-19 crisis — namely, Alaska Air Group, a domestic airline; Cinemark Holdings, a movie theater operator; and Alleghany, an insurance holding company.
•	Like many airline companies across the globe, Alaska Air Group fell victim to the COVID-19 outbreak, as demand for air travel cratered. We maintained a modest position in Alaska Air Group, as, in our view, it boasts one of the better balance sheets in the space and because its business model is less complex than other carriers and is tied more to leisure travel, which we feel may rebound quicker than business travel.
•	Cinemark Holdings’ shares fell, as movie theatres were shut down given pandemic mitigation efforts across the country, which was a major blow for the operators. Due to the challenges facing the industry, coupled with the lack of clarity on movie-going habits post-pandemic, we sold the Fund’s position in Cinemark Holdings.
•	Investor sentiment weighed on the broad insurance industry for several reasons, including lower reinvestment rates from falling bond yields, greater potential for loss associated with COVID-19 economic disruptions, reduced share buyback activity and overall market volatility. While we were mindful that the overhang from the COVID-19 outbreak would likely continue to weigh on investor sentiment in the near term, we maintained the Fund’s position in Alleghany, as we believed it was well positioned to capitalize when the pricing environment improves, given its two franchises, TransRe and RSUI.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
22	Columbia Variable Portfolio Funds | Annual Report 2020

Fund at a Glance
Variable Portfolio – Partners Core Equity Fund
Investment objective
Variable Portfolio – Partners Core Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Jacobs Levy Equity Management, Inc.
Bruce Jacobs, Ph.D.
Kenneth Levy, CFA
T. Rowe Price Associates, Inc.
Jeffrey Rottinghaus, CPA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	17.02	12.50	10.81
Class 2	05/03/10	16.73	12.22	10.54
Class 3	05/01/06	16.84	12.36	10.67
S&P 500 Index		18.40	15.22	13.88
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2019 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio Funds | Annual Report 2020	23

Fund at a Glance  (continued)
Variable Portfolio – Partners Core Equity Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	8.4
Consumer Discretionary	11.9
Consumer Staples	7.9
Energy	1.8
Financials	12.9
Health Care	14.9
Industrials	8.1
Information Technology	26.2
Materials	2.4
Real Estate	2.4
Utilities	3.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

24	Columbia Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance
Variable Portfolio – Partners Core Equity Fund
During the annual period ended December 31, 2020, the Fund was managed by two subadvisers. As of December 31, 2020, T. Rowe Price Associates, Inc. (T. Rowe Price) and Jacobs Levy Equity Management, Inc. (Jacobs Levy) managed approximately 53.5% and 46.5% of the portfolio, respectively.
As of December 31, 2020, approximately 98.62% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 16.73%. While the Fund posted robust double-digit absolute gains, it underperformed its benchmark, the S&P 500 Index, which returned 18.40% over the same period.
Market overview
U.S. equities rose in 2020, despite the COVID-19 pandemic and related economic dislocations, but such gains mask heightened volatility. U.S. equities declined sharply at the beginning of the calendar year, as COVID-19 spread quickly, prompting government officials to close schools, non-essential businesses and public facilities. Stocks then rebounded during the second quarter, driven by the Federal Reserve’s and federal government’s massive stimulus efforts as well as by slowing global COVID-19 infection rates. The rally continued through much of the third quarter, as a faster than expected recovery in the economy, coupled with reports of progress in developing several possible COVID-19 vaccines and treatments, bolstered stock performance. During the final months of the year, stocks benefited from reduced political uncertainty as former Vice President Joe Biden defeated incumbent President Donald Trump in the November 3 presidential election. Stocks also received a major boost following positive announcements in the development and subsequent distribution of approved COVID-19 vaccines.
T. Rowe Price
During the annual period, our portion of the Fund underperformed the benchmark.
The largest detractors in our portion of the Fund during the period
•	Both stock selection and sector allocation decisions overall detracted from relative results in our portion of the Fund’s portfolio.
•	Stock selection in the consumer discretionary, health care and communication services sectors detracted most.
•	Holdings that detracted most from our portion of the Fund’s relative results during the annual period were software and technology services provider Fiserv, aerospace and defense company Boeing and insurance carrier American International Group (AIG).
•	Shares of Fiserv fell on concerns around weak economic activity and low payment volume amid the COVID-19 pandemic, which had a ripple effect on demand for its financial services technology. Despite its weakness, at the end of the annual period, we believed Fiserv was well positioned for above-average organic growth as the penetration of mobile banking increased. We also continued to like Fiserv for what we saw as its strong track record of effectively managing mergers and acquisitions to drive growth and revenue and cost synergies.
•	Shares of Boeing declined as investors reacted negatively to the prospect of a prolonged span of suppressed air travel due to the COVID-19 pandemic. The company also faced ongoing headwinds related to its 737 MAX commercial aircraft. By the end of the annual period, we had sold our portion of the Fund’s position in Boeing, as we believed pressures on air travel from COVID-19 fears were likely to have a meaningful impact on the company’s bottom line.
•	Shares of AIG dropped sharply amid the COVID-19 outbreak and subsequent equity market sell-off. Investors appeared to price in the possibility of pandemic-related underwriting losses for the property and casualty insurer. We eliminated our portion of the Fund’s position in AIG during the annual period.
Columbia Variable Portfolio Funds | Annual Report 2020	25

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Equity Fund
The largest contributors in our portion of the Fund during the period
•	Effective stock selection in financials and having underweights to energy and real estate, each of which were among the weakest sectors in the benchmark during the annual period, were positive contributors during the period.
•	Our portion of the Fund’s greatest positive contributors to relative results during the annual period were leading global investment bank Morgan Stanley, semiconductor chip maker QUALCOMM and e-commerce giant Amazon.com.
•	Morgan Stanley performed well, as investors hoped rising U.S. consumer confidence and continued progress in the development of a COVID-19 vaccine would help spur a broad-based economic recovery. Its shares also rallied sharply at the end of the calendar year, driven by a combination of lower expenses and stronger asset management and investment gains. In addition to reporting earnings that beat consensus expectations, the bank authorized a multibillion-dollar stock repurchase plan for 2021 following positive stress test results. At the end of the annual period, we believed Morgan Stanley’s higher liquidity and more favorable risk profile relative to its peers, along with its combination of lower capital requirements and amassing capital levels, should be beneficial going forward.
•	Shares of QUALCOMM gained after the company reported strong quarterly earnings and announced a long-term global patent license agreement with Chinese communications giant Huawei Technologies. During the annual period, the company also benefited from the anticipated widespread rollout of 5G technology services and the launch of Apple’s 5G-compatible iPhone 12 model. At the end of the annual period, we continued to believe the company carried an attractive risk/reward profile.
•	Amazon.com performed well as demand for essential products and the company’s resilient cloud computing services business surged amid the COVID-19 pandemic. At the end of the annual period, we thought Amazon.com’s e-commerce and cloud computing businesses still had substantial growth opportunities. We also liked that the company continues to reinvest profits into other business segments, like devices and video. In our view, such initiatives bode well for future growth and enhance the overall value proposition of its expanding ecosystem.
Jacobs Levy
During the annual period, our portion of the Fund outperformed the benchmark.
The largest contributors in our portion of the Fund during the period
•	Both sector allocation and stock selection contributed to our portion of the Fund’s outperformance during the period.
•	From a sector perspective, health care, real estate and energy contributed most positively to relative results during the period.
•	The individual stocks that made the greatest positive contribution to our portion of the Fund were e-commerce behemoth Amazon.com, semiconductor and telecommunications equipment company QUALCOMM and integrated oil and gas company Exxon Mobil.
•	Amazon.com, along with other mega-cap technology and so-called FAANG stocks, significantly outperformed the benchmark during the annual period, as consumers increased their demand for online shopping due to pandemic-related mandates for social distancing and due to the increased demand for cloud services amid the work-from-home, school-at-home scenario that dominated. While our portion of the Fund held an average underweight in Amazon.com, the timing of our positioning shifts in its stock added value.
•	QUALCOMM outperformed the benchmark during the annual period due, to a large extent, to the increased demand for both mobile devices and various networking equipment amid the COVID-19-driven need for many workers to be able to work remotely. Additionally, QUALCOMM saw strong demand for its 5G equipment, as many telecommunications operators sought to upgrade their systems and as consumers scooped up laptops and other computer equipment.
•	Our portion of the Fund did not hold a position in Exxon Mobil during the annual period, which helped, as the company’s shares fell in 2020. Exxon Mobil’s underperformance was due to decreased demand for energy caused by COVID-19-related shutdowns amid broad weakness in the energy sector.
26	Columbia Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Equity Fund
The largest detractors in our portion of the Fund during the period
•	Stock selection in the information technology, consumer staples and materials sectors, as well as allocations to information technology and materials, detracted from relative performance in our portion of the Fund’s portfolio.
•	Individual stocks that detracted most from our portion of the Fund’s relative results were information technology hardware giant Apple, three-dimensional graphics processors and related software developer NVIDIA and downstream energy company Phillips 66.
•	Apple significantly outperformed the benchmark during the annual period, as it introduced new iPhone models and complementary goods and services. Apple also split its shares in August 2020. Because our portion of the Fund had an underweighted position in Apple, it detracted from results.
•	Similarly, our portion of the Fund had no position in NVIDIA, which significantly outperformed the benchmark during the annual period, as businesses and consumers bought laptops and other computer equipment to accommodate work-from-home, school-at-home scenarios and for gaming purposes.
•	Shares of Phillips 66 fell during the annual period due to decreased demand for energy caused by COVID-19-related shutdowns amid broad weakness in the energy sector. We sold our portion of the Fund’s position in Phillips 66 in September 2020 based on what we saw as deteriorating industry and company fundamentals.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio Funds | Annual Report 2020	27

Fund at a Glance
Variable Portfolio – Partners Small Cap Value Fund
Investment objective
Variable Portfolio – Partners Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Jacobs Levy Equity Management, Inc.
Bruce Jacobs, Ph.D.
Kenneth Levy, CFA
Nuveen Asset Management, LLC
Karen Bowie, CFA
Segall Bryant & Hamill, LLC
Mark Dickherber, CFA, CPA
Shaun Nicholson
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	4.27	7.79	7.08
Class 2	05/03/10	3.99	7.52	6.81
Class 3	08/14/01	4.12	7.66	6.94
Russell 2000 Value Index		4.63	9.65	8.66
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2020 reflects returns achieved by one or more different subadvisers or a different allocation of the Fund’s assets among subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
28	Columbia Variable Portfolio Funds | Annual Report 2020

Fund at a Glance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	96.6
Money Market Funds	3.4
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	1.1
Consumer Discretionary	10.9
Consumer Staples	3.8
Energy	4.5
Financials	23.1
Health Care	9.3
Industrials	18.8
Information Technology	12.4
Materials	6.1
Real Estate	6.7
Utilities	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio Funds | Annual Report 2020	29

Manager Discussion of Fund Performance
Variable Portfolio – Partners Small Cap Value Fund
On or about April 30, 2020, the small cap value dividend strategy sleeve of the Fund, managed by Segall Bryant & Hamill, LLC (Segall Bryant) was terminated, and the assets of that sleeve were divided among the three remaining portions of the Fund. Segall Bryant continued to manage a small cap value strategy sleeve for the Fund. As of December 31, 2020, the Fund was managed by three subadvisers. Jacobs Levy Equity Management, Inc. (Jacobs Levy) managed approximately 24%; Nuveen Asset Management, LLC (Nuveen) managed approximately 35%; and Segall Bryant managed approximately 41% of the Fund’s assets.
At December 31, 2020, approximately 86.98% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 3.99%. While posting solid absolute gains, the Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 4.63% over the same period.
Market overview
Calendar year 2020 was marked by unprecedented extremes. Headlines ricocheted from the pandemic and its unrelenting tragedy, to civil unrest, to an intensely contested U.S. presidential election, to the end of one bull market and the beginning of another to extraordinary fiscal and monetary stimulus, to a stock market seemingly detached from a reeling economy. The year began unexceptionally enough, with stocks basically flat in January, but rising to notch a record high in mid-February. In late February, however, it became clear that COVID-19 had taken hold in the U.S., and as states began to shut down to limit the pandemic’s spread, U.S. equity markets plunged. The VIX, an index that measures market volatility, posted a record high close, and by the pandemic market low on March 23, the U.S. equity market had fallen more than 30% from its February high and was well into bear market territory. With markets panicked and the economy in freefall, the Federal Reserve (Fed) implemented dramatic policy changes, including reducing the federal funds rate to zero and implementing unlimited quantitative easing. On the fiscal policy side, three separate bills were enacted in March 2020, culminating in the $2.2 trillion economic stimulus package known as the CARES Act.
This massive monetary and fiscal stimulus remained in place through the remainder of the annual period, which helped pull the U.S. economy out of the deepest, but shortest-lived, recession in post-World War II history. More than nine months after COVID-19 started to widely spread, the economic recovery continued to exceed expectations, as two COVID-19 vaccines were approved and began to be distributed. At its final meeting of 2020, the Fed increased its economic forecast for 2021, while clearly indicating it intends to keep monetary policy accommodative well beyond the end of the pandemic. Other central banks around the world also remained extremely accommodative, as most countries expect the economic impact of the pandemic to endure for some time after COVID-19 begins to be contained.
As economic activity resumed, U.S. unemployment edged down to 6.7% by December from 14.7% in April, but the pace of improvement moderated. Although many larger and technology-focused businesses prospered during the COVID-19 crisis, service-related industries, such as travel, restaurants, leisure and traditional retail, remained constrained by COVID-19-related restrictions and consumers’ wariness to spend money. At year end, the U.S. Congress passed another $900 billion pandemic-relief package that included additional direct cash payments to individuals and extended unemployment benefits.
The U.S. stock market ended the calendar year on a high note, rebounding from the depths of the March sell-off to reach all-time highs. The market rally broadened out from U.S. mega-cap, technology-oriented stocks to include value-oriented, small-cap and mid-cap stocks as well as industries that had been hardest hit by the pandemic. That said, for the annual period overall, small-cap stocks modestly lagged their larger counterparts, and value-oriented equities significantly lagged growth-oriented equities across the capitalization spectrum.
Segall Bryant
Our portion of the Fund outperformed the benchmark during the annual period.
30	Columbia Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
The largest contributors in our portion of the Fund during the period
•	Our portion of the Fund’s downside capture early in the annual period was predominantly responsible for its outperformance, and our ability to hold on to that performance was related to repositioning during times of potential return on invested capital improvement.
•	More specifically, effective stock selection in industrials, having an underweight to financials and having an overweight to consumer staples contributed most positively to our portion of the Fund’s results.
•	The strongest individual positive contributors to our portion of the Fund’s relative results during the annual period were Hain Celestial Group, NCR and Regal Beloit.
•	Hain Celestial Group, a natural and organic beverage, specialty goods and personal care products company, made gains throughout 2020, being viewed as benefiting from work-from-home/stay-at-home trends. In our view, its management team continued to drive efficiency and cultural changes throughout the organization, which kept us favorable on the name.
•	NCR, an ATM and other financial transaction machine manufacturer, was a strong performer, benefiting as economies slowly began re-opening around the world. Further, we believe a strong management team at NCR has executed well as the company transitions to a more recurring revenue model and away from hardware.
•	Regal Beloit, an electric motor and controls manufacturer, saw its shares gain under leadership that joined the company in early 2019 and has been executing well through the COVID-19 pandemic.
The largest detractors in our portion of the Fund during the period
•	Stock selection within the health care sector and allocation positioning within the energy and consumer discretionary sectors detracted from performance in our portion of the Fund.
•	The biggest individual detractors in our portion of the Fund during the annual period were each in the energy sector — namely, WPX Energy, NexTier Oilfield Solutions and Helmerich & Payne.
•	Shares of WPX Energy, an oil and gas exploration and production company, suffered given the rapid drop in oil prices that occurred through much of 2020 from the twin shocks of pandemic-driven reduced demand. However, as oil prices recovered somewhat in the last months of the annual period, WPX Energy was acquired by Devon Energy, a larger exploration and production company.
•	NexTier Oilfield Solutions, an oilfield services provider, also saw its share price decline on the rapid drop in oil prices that occurred during the annual period and the consequent substantial drop in rig counts.
•	Helmerich & Payne, which provides contract drilling of oil and gas wells, similarly struggled amid the impact of oil price declines even as its management, in our view, was strong from a capital allocation perspective.
Jacobs Levy
During the annual period, our portion of the Fund outperformed the benchmark.
The largest contributors in our portion of the Fund during the period
•	Allocations to, and effective security selection in, the financials, consumer discretionary and information technology sectors contributed most positively to relative results.
•	The individual stocks that made the greatest positive contribution to our portion of the Fund were Vista Outdoor, Green Dot and MacroGenics.
•	Vista Outdoor, which manufactures outdoor sports and recreational equipment, posted a triple-digit gain during the annual period. Firearms is one of the segments in which the company operates, and during 2020, the demand for weapons increased as the country struggled with civil unrest. Additionally, firearm-related stocks historically do well in election years where the likelihood of a switch to a Democrat administration is high.
Columbia Variable Portfolio Funds | Annual Report 2020	31

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
•	Shares of Green Dot, which is a digital, technology-oriented banking company, also generated a triple-digit gain during the annual period. The company provides prepaid debit card products, prepaid card reloading services and mobile banking accounts, offering its products and services via retail, online and digital distribution channels. During the annual period, Green Dot benefited both from expanding its suite of offerings and from the federal government’s disbursements of stimulus payments. It likely also benefited from consumers’ pandemic-driven desire to stay away from close personal and physical interactions.
•	MacroGenics develops novel biologics, specializing in treatments for autoimmune disorders, cancer and infectious diseases. The company enjoyed a robust triple-digit share price gain during the annual period on significant investor interest in companies developing new drugs and therapeutics. We sold our portion of the Fund’s position in MacroGenics in May 2020.
The largest detractors in our portion of the Fund during the period
•	Allocations to, and stock selection in, the energy and consumer staples sector detracted from relative results in our portion of the Fund’s portfolio.
•	Individual stocks that detracted most from our portion of the Fund’s relative results were coal company Arch Resources, oceangoing vessels fleet owner and operator International Seaways and upstream energy company Berry.
•	Shares of Arch Resources fell, for as a coal producer, Arch Resources sells its output to utility, industrial and steel producers, many of which suffered during the COVID-19 pandemic and were forced to reduce their output.
•	International Seaways, a new purchase for our portion of the Fund during the annual period, focuses on the transportation of crude oil and petroleum products. As such, its shares fell during the annual period due to the pandemic-inflicted negative impact on demand for energy.
•	Similarly, as an energy company engaged in the exploration and production of oil and natural gas, Berry underperformed during the annual period given the pandemic-inflicted negative impact on demand for energy.
Nuveen
During the annual period, our portion of the Fund underperformed the benchmark.
The largest detractors in our portion of the Fund during the period
•	Stock selection in energy and consumer staples detracted most from our portion of the Fund’s relative results.
•	Having an overweight to financials, which underperformed the benchmark during the annual period, also hurt.
•	The individual stocks that detracted most from our portion of the Fund’s relative results were Ladder Capital, Invesco Mortgage Capital and SP Plus.
•	Ladder Capital maintains a commercial real estate portfolio consisting of direct loans, direct real estate investment and commercial mortgage-backed securities. The company’s fourth quarter 2019 results were rather stable, with earnings significantly exceeding its dividend. However, investors and exchange-traded funds feared that Ladder Capital would be unable to continue generating similar results because of its commercial credit exposure, liquidity concerns in the commercial mortgage-backed securities market and leverage being utilized. Its downside was exacerbated as leveraged exchange-traded funds were forced to liquidate positions into an illiquid market.
•	Invesco Mortgage Capital invests in an array of mortgage-backed securities across multiple asset classes backed by commercial and residential mortgage loans. Fourth quarter 2019 results for this firm were strong, and its management had then-recently increased its dividend substantially. However, market disruptions due to COVID-19 had a severe impact on this company’s business model. Liquidity requirements forced Invesco Mortgage Capital to enter into short-term forbearance talks with its financing counterparties and delay payments of its quarterly dividend. We exited our portion of the Fund’s position in Invesco Mortgage Capital.
•	SP Plus is a provider of parking management, ground transportation and other services to commercial, institutional and municipal clients. The company’s earnings results during the annual period came in below market expectations given
32	Columbia Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
the extremely difficult environment wherein all of its end-markets were negatively impacted by the COVID-19 pandemic, including airports, hospitality, business and health care. However, SP Plus generated strong and positive free cash flow and guided that this trend should continue. We believe its management was making the right decisions to manage through these challenging conditions.
The largest contributors in our portion of the Fund during the period
•	Positive contributions were made by having an overweight to information technology, which outpaced the benchmark during the annual period, and having an underweight to real estate, which lagged the benchmark during the annual period.
•	Allocation positioning within the materials sector added value as well.
•	The individual stocks that made the greatest positive contribution to our portion of the Fund were Group 1 Automotive, Alarm.com Holdings and Air Transport Services Group.
•	Group 1 Automotive is an auto dealership with 75% exposure to the U.S. During the annual period, the auto market remained strong, as customers sought alternatives to public transportation, replaced aging vehicles and shifted from commuting to working from home.
•	Alarm.com Holdings is a provider of a cloud-based platform for professionally installed and monitored home and small business security systems. Its shares rose, as the company showed solid double-digit growth during the annual period in residential subscriptions with rather consistently strong customer retention trends. Alarm.com Holdings also demonstrated some traction in its emerging small business security system subscriptions. We believe some strength in its stock was also due to increased domestic protests.
•	Air Transport Services Group primarily leases aircraft to airfreight companies and provides additional services around core leasing. The company’s fourth quarter 2019 earnings report exceeded market expectations and showed a constructive outlook for 2020 with cautious optimism from its management. The company’s business model is somewhat defensive because it is less exposed to shipping volumes than some of its industry peers, although decreased utilization did have some negative effect.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio Funds | Annual Report 2020	33

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – Global Strategic Income Fund
Class 1	1,000.00	1,000.00	1,075.20	1,022.07	3.18	3.10	0.61
Class 2	1,000.00	1,000.00	1,073.90	1,020.81	4.48	4.37	0.86
Class 3	1,000.00	1,000.00	1,074.40	1,021.42	3.86	3.76	0.74
Columbia Variable Portfolio – Intermediate Bond Fund
Class 1	1,000.00	1,000.00	1,056.40	1,022.67	2.53	2.49	0.49
Class 2	1,000.00	1,000.00	1,055.20	1,021.42	3.82	3.76	0.74
Class 3	1,000.00	1,000.00	1,056.20	1,022.07	3.15	3.10	0.61
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Class 1	1,000.00	1,000.00	1,035.20	1,021.87	3.33	3.30	0.65
Class 2	1,000.00	1,000.00	1,033.60	1,020.61	4.60	4.57	0.90
Class 3	1,000.00	1,000.00	1,034.20	1,021.22	3.99	3.96	0.78
34	Columbia Variable Portfolio Funds | Annual Report 2020

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
CTIVP® – Victory Sycamore Established Value Fund
Class 1	1,000.00	1,000.00	1,267.80	1,021.17	4.50	4.01	0.79
Class 2	1,000.00	1,000.00	1,266.20	1,019.91	5.92	5.28	1.04
Class 3	1,000.00	1,000.00	1,266.60	1,020.51	5.24	4.67	0.92
Variable Portfolio – Partners Core Equity Fund
Class 1	1,000.00	1,000.00	1,225.70	1,021.72	3.80	3.46	0.68
Class 2	1,000.00	1,000.00	1,224.00	1,020.46	5.20	4.72	0.93
Class 3	1,000.00	1,000.00	1,225.10	1,021.11	4.47	4.06	0.80
Variable Portfolio – Partners Small Cap Value Fund
Class 1	1,000.00	1,000.00	1,351.20	1,020.71	5.20	4.47	0.88
Class 2	1,000.00	1,000.00	1,348.80	1,019.46	6.67	5.74	1.13
Class 3	1,000.00	1,000.00	1,350.10	1,020.06	5.97	5.13	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and nonaffiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Columbia Variable Portfolio – Global Strategic Income Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund and Variable Portfolio – Partners Small Cap Value Fund account value at the end of the period would have been reduced.
Columbia Variable Portfolio Funds | Annual Report 2020	35

Portfolio of Investments
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 3.7%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Cayman Islands 0.5%
Octagon Investment Partners Ltd.(a),(b)
Series 2018-18A Class A2
3-month USD LIBOR + 1.470% 04/16/2031	1.700%		500,000	491,907
United States 3.2%
Conn’s Receivables Funding LLC(a)
Series 2019-B Class B
06/17/2024	3.620%		1,000,000	986,479
Consumer Loan Underlying Bond Credit Trust(a)
Subordinated Series 2017-P1 Class C
09/15/2023	5.020%		315,523	317,950
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class E
08/17/2026	3.440%		300,000	305,596
Prosper Marketplace Issuance Trust(a)
Series 2019-1A Class B
04/15/2025	4.030%		438,538	440,518
RR 3 Ltd.(a),(b)
Series 2014-14A Class A1R2
3-month USD LIBOR + 1.090% Floor 1.090% 01/15/2030	1.327%		250,000	249,323
Upstart Securitization Trust(a)
Subordinated Series 2019-1 Class C
04/20/2026	5.130%		600,000	615,416
Westlake Automobile Receivables Trust(a)
Series 2020-3A Class E
06/15/2026	3.340%		600,000	602,744
Total				3,518,026
Total Asset-Backed Securities — Non-Agency (Cost $4,015,595)				4,009,933

Commercial Mortgage-Backed Securities - Non-Agency(c) 4.5%

United Kingdom 0.5%
Tesco Property Finance 3 PLC(a)
04/13/2040	5.744%	GBP	282,657	529,577
United States 4.0%
BAMLL Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2018-DSNY Class D
1-month USD LIBOR + 1.700% Floor 1.700% 09/15/2034	1.859%		500,000	473,260
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%		600,000	658,671
Commercial Mortgage-Backed Securities - Non-Agency(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
BX Trust(a),(d)
Subordinated Series 2019-OC11 Class D
12/09/2041	3.944%		500,000	520,196
CALI Mortgage Trust(a),(d)
Series 2019-101C Class F
03/10/2039	4.324%		300,000	274,601
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.741% 11/15/2036	3.900%		100,000	96,008
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%		750,000	549,151
Subordinated Series 2014-USA Class F
09/15/2037	4.373%		260,000	169,032
CSMC Trust(a),(d)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.283%		300,000	235,818
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%		550,000	548,371
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%		500,000	515,456
Series 2020-SFR1 Class F
04/17/2037	3.431%		100,000	101,783
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%		200,000	206,276
Total				4,348,623
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $4,888,624)				4,878,200

Corporate Bonds & Notes(c) 56.7%

Australia 0.9%
APT Pipelines Ltd.(a)
07/15/2030	2.000%	EUR	300,000	413,570
Aurizon Network Pty Ltd.(a)
06/01/2026	3.125%	EUR	250,000	349,848
AusNet Services Holdings Pty Ltd.(a)
08/25/2030	0.625%	EUR	150,000	189,947
Total				953,365
Bahamas 0.0%
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%		15,000	15,535
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Belgium 0.2%
Anheuser-Busch InBev SA/NV(a)
04/02/2040	3.700%	EUR	150,000	259,319
Bermuda 1.0%
Bacardi Ltd.(a)
07/03/2023	2.750%	EUR	450,000	576,538
05/15/2048	5.300%		345,000	476,570
Total				1,053,108
Brazil 0.1%
Vale Overseas Ltd.
07/08/2030	3.750%		125,000	139,454
Canada 0.7%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%		24,000	25,730
01/15/2028	3.875%		16,000	16,286
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%		4,000	4,113
04/15/2025	6.125%		45,000	46,365
11/01/2025	5.500%		37,000	38,257
01/15/2028	7.000%		6,000	6,586
01/30/2028	5.000%		19,000	19,567
02/15/2029	5.000%		13,000	13,366
02/15/2029	6.250%		36,000	39,066
01/30/2030	5.250%		20,000	20,967
02/15/2031	5.250%		16,000	16,713
Bombardier, Inc.(a)
10/15/2022	6.000%		5,000	4,905
12/01/2024	7.500%		18,000	17,245
03/15/2025	7.500%		14,000	13,051
04/15/2027	7.875%		23,000	21,147
Canadian Natural Resources Ltd.
06/01/2047	4.950%		25,000	31,527
Cenovus Energy, Inc.
07/15/2025	5.375%		15,000	16,909
04/15/2027	4.250%		15,000	16,312
Clarios Global LP(a)
05/15/2025	6.750%		12,000	12,930
Encana Corp.
08/15/2034	6.500%		1,000	1,151
GFL Environmental, Inc.(a)
06/01/2025	4.250%		15,000	15,595
08/01/2025	3.750%		30,000	30,760
12/15/2026	5.125%		17,000	18,110
05/01/2027	8.500%		33,000	36,722
08/01/2028	4.000%		22,000	22,196
09/01/2028	3.500%		33,000	33,587
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Hudbay Minerals, Inc.(a)
01/15/2025	7.625%		92,000	95,746
04/01/2029	6.125%		37,000	40,012
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%		42,000	45,567
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%		25,000	25,715
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%		41,000	41,115
Total				787,318
Cayman Islands 0.0%
Global Aircraft Leasing Co., Ltd.(a),(e)
09/15/2024	6.500%		21,776	19,433
China 0.4%
JD.com, Inc.
01/14/2030	3.375%		200,000	217,572
Tencent Holdings Ltd.(a)
06/03/2050	3.240%		200,000	207,632
Total				425,204
France 0.6%
Altice France SA(a)
02/01/2027	8.125%		28,000	30,855
01/15/2028	5.500%		41,000	42,847
Auchan Holding SA(a)
07/23/2027	3.250%	EUR	100,000	140,923
Banijay Entertainment SASU(a)
03/01/2025	3.500%	EUR	100,000	121,883
Elis SA(a)
04/11/2024	1.750%	EUR	100,000	123,812
Louvre Bidco SAS(a)
09/30/2024	4.250%	EUR	100,000	121,132
SPCM SA(a)
09/15/2025	4.875%		29,000	29,897
Total				611,349
Germany 1.9%
ADLER Real Estate AG(a)
02/06/2024	2.125%	EUR	100,000	123,599
Bayer AG(a)
01/06/2030	1.125%	EUR	300,000	385,133
Cheplapharm Arzneimittel GmbH(a)
02/11/2027	3.500%	EUR	100,000	122,519
Commerzbank AG(a)
12/04/2026	0.500%	EUR	350,000	436,637

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	37

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Grand City Properties SA(a)
08/03/2026	1.375%	EUR	500,000	649,495
IHO Verwaltungs GmbH(a),(e)
09/15/2026	4.750%		12,000	12,448
05/15/2029	6.375%		15,000	16,478
Techem Verwaltungsgesellschaft 674 mbH(a)
07/30/2026	6.000%	EUR	100,000	127,975
WEPA Hygieneprodukte GmbH(a),(b)
3-month EURIBOR + 2.875% Floor 2.875% 12/15/2026	2.875%	EUR	100,000	122,496
Total				1,996,780
India 0.7%
Adani Ports & Special Economic Zone Ltd.(a)
07/30/2027	4.000%		400,000	427,282
GMR Hyderabad International Airport Ltd.(a)
10/27/2027	4.250%		300,000	287,290
Total				714,572
Ireland 1.1%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%		13,000	13,468
08/15/2027	5.250%		58,000	60,683
eircom Finance DAC(a)
05/15/2026	3.500%	EUR	100,000	124,480
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%		27,000	30,084
06/30/2028	6.000%		19,000	15,808
Endo Finance LLC/Finco, Inc.(a)
10/15/2024	5.875%		29,000	29,321
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%		745,000	889,140
Total				1,162,984
Isle of Man 0.3%
AngloGold Ashanti Holdings PLC
10/01/2030	3.750%		200,000	214,259
Playtech PLC(a)
10/12/2023	3.750%	EUR	100,000	124,022
Total				338,281
Italy 0.5%
Assicurazioni Generali SpA(a),(f)
Subordinated
06/08/2048	5.000%	EUR	100,000	147,820
Autostrade per l’Italia SpA(a)
09/26/2029	1.875%	EUR	200,000	242,022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Enel SpA(a),(f)
05/24/2080	3.500%	EUR	100,000	133,465
Telecom Italia Capital SA
09/30/2034	6.000%		14,000	17,043
Total				540,350
Jersey 0.3%
Adient Global Holdings Ltd.(a)
08/15/2024	3.500%	EUR	100,000	121,580
Avis Budget Finance PLC(a)
05/15/2025	4.500%	EUR	100,000	119,655
LHC3 PLC(a),(e)
08/15/2024	4.125%	EUR	100,000	124,122
Total				365,357
Liberia 0.1%
Royal Caribbean Cruises Ltd.
11/15/2022	5.250%		59,000	59,388
03/15/2028	3.700%		24,000	21,284
Royal Caribbean Cruises Ltd.(a)
06/01/2025	11.500%		20,000	23,392
Total				104,064
Luxembourg 0.7%
Altice Financing SA(a)
01/15/2025	2.250%	EUR	100,000	117,889
Altice France Holding SA(a)
05/15/2027	8.000%	EUR	100,000	132,610
02/15/2028	6.000%		69,000	70,194
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%		71,000	72,939
INEOS Group Holdings SA(a)
08/01/2024	5.625%		27,000	27,399
Prologis International Funding II SA(a)
06/17/2032	1.625%	EUR	150,000	206,969
SIG Combibloc PurchaseCo Sarl(a)
06/18/2025	2.125%	EUR	100,000	128,500
Total				756,500
Mauritius 0.4%
Network i2i Ltd.(a),(f)
12/31/2049	5.650%		450,000	479,504
Mexico 0.4%
Cemex SAB de CV(a)
04/16/2026	7.750%		400,000	421,831

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Netherlands 2.5%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%		4,000	4,168
05/15/2028	6.125%		21,000	22,979
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%		40,000	40,621
Braskem Netherlands Finance BV(a)
01/31/2050	5.875%		200,000	206,687
Clear Channel International BV(a)
08/01/2025	6.625%		30,000	31,595
Constellium NV(a)
03/01/2025	6.625%		29,000	29,630
02/15/2026	5.875%		80,000	82,065
Constellium SE(a)
06/15/2028	5.625%		15,000	16,128
Diebold Nixdorf Dutch Holding BV(a)
07/15/2025	9.000%	EUR	100,000	132,653
Innogy Finance BV(a)
06/03/2030	6.250%	GBP	315,000	621,539
LKQ European Holdings BV(a)
04/01/2026	3.625%	EUR	100,000	124,682
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%		30,000	34,082
Phoenix PIB Dutch Finance BV(a)
08/05/2025	2.375%	EUR	100,000	125,280
PPF Telecom Group BV(a)
03/27/2026	3.125%	EUR	100,000	129,495
Q-Park Holding I BV(a)
03/01/2025	1.500%	EUR	100,000	117,681
RELX Finance BV(a)
03/10/2028	0.500%	EUR	200,000	249,385
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%		66,000	70,360
Telefonica Europe BV(a),(f)
12/31/2049	3.875%	EUR	100,000	131,650
Trivium Packaging Finance BV(a)
08/15/2026	5.500%		25,000	26,420
08/15/2027	8.500%		23,000	25,366
United Group BV(a)
07/01/2024	4.875%	EUR	100,000	124,783
Volkswagen International Finance NV(a)
11/16/2038	4.125%	EUR	100,000	175,309
Ziggo Bond Co. BV(a)
02/28/2030	5.125%		12,000	12,657
Ziggo Bond Finance BV(a)
01/15/2027	6.000%		35,000	36,800
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ziggo BV(a)
01/15/2027	5.500%		103,000	107,955
Total				2,679,970
Norway 0.4%
DNB Bank ASA(a)
04/09/2024	0.250%	EUR	300,000	371,848
Panama 0.0%
Carnival Corp.(a)
03/01/2026	7.625%		17,000	18,519
Poland 0.0%
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%		15,000	15,151
Spain 0.5%
CaixaBank SA(a),(f)
Subordinated
04/17/2030	2.250%	EUR	100,000	127,656
Grifols SA(a)
11/15/2027	2.250%	EUR	100,000	124,085
NorteGas Energia Distribucion SAU(a)
09/28/2027	2.065%	EUR	235,000	313,192
Total				564,933
Sweden 1.0%
Akelius Residential Property AB(a)
02/07/2025	1.750%	EUR	380,000	491,070
Akelius Residential Property AB(a),(f)
10/05/2078	3.875%	EUR	100,000	129,648
Sagax AB(a)
01/17/2024	2.000%	EUR	365,000	465,352
Total				1,086,070
United Kingdom 6.2%
BAT International Finance PLC(a)
03/25/2025	2.750%	EUR	200,000	269,796
BP Capital Markets PLC(a),(f)
12/31/2049	3.250%	EUR	200,000	260,523
BUPA Finance PLC(a)
Subordinated
12/08/2026	5.000%	GBP	200,000	321,614
Cadent Finance PLC(a)
09/22/2024	0.625%	EUR	330,000	415,001
DS Smith PLC(a)
09/12/2026	0.875%	EUR	470,000	585,373
G4S International Finance PLC(a)
05/24/2025	1.875%	EUR	280,000	342,688

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	39

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
GKN Holdings Ltd.(a)
09/19/2022	5.375%	GBP	275,000	398,457
HBOS PLC(f)
Subordinated
03/18/2030	4.500%	EUR	255,000	356,476
HSBC Bank PLC
Subordinated
03/24/2046	4.750%	GBP	75,000	144,628
Imperial Brands Finance PLC(a)
02/26/2026	3.375%	EUR	425,000	592,602
International Game Technology PLC(a)
02/15/2022	6.250%		45,000	46,142
07/15/2024	3.500%	EUR	100,000	127,357
02/15/2025	6.500%		14,000	15,656
NGG Finance PLC(a),(f)
09/05/2082	2.125%	EUR	250,000	315,363
Royal Bank of Scotland Group PLC(a),(f)
03/02/2026	1.750%	EUR	335,000	434,200
Sky PLC(a)
09/16/2024	3.750%		1,125,000	1,253,224
Synthomer PLC(a)
07/01/2025	3.875%	EUR	100,000	128,336
Virgin Media Finance PLC(a)
07/15/2030	5.000%		35,000	36,439
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%		31,000	32,265
04/15/2027	5.000%	GBP	100,000	143,610
05/15/2029	5.500%		33,000	35,802
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%		29,000	29,677
Vodafone Group PLC(a),(f)
10/03/2078	4.200%	EUR	100,000	138,657
Western Power Distribution PLC(a)
10/16/2026	3.500%	GBP	205,000	312,570
Total				6,736,456
United States 35.6%
AbbVie, Inc.
06/01/2029	2.125%	EUR	250,000	350,047
06/15/2044	4.850%		70,000	92,384
11/21/2049	4.250%		175,000	220,114
Acadia Healthcare Co., Inc.
02/15/2023	5.625%		4,000	4,011
03/01/2024	6.500%		32,000	32,757
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%		6,000	6,450
04/15/2029	5.000%		9,000	9,603
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%		12,000	13,212
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
AG Issuer LLC(a)
03/01/2028	6.250%		10,000	10,178
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%		17,000	18,981
02/15/2028	5.875%		19,000	20,678
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%		31,000	32,938
02/15/2030	4.875%		71,000	78,129
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%		25,000	25,460
10/15/2027	6.750%		54,000	57,671
American Axle & Manufacturing, Inc.
04/01/2027	6.500%		2,000	2,105
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%		35,000	36,425
01/15/2028	4.000%		64,000	66,505
American Tower Corp.
01/15/2032	1.000%	EUR	120,000	149,364
Amgen, Inc.
02/21/2050	3.375%		110,000	122,772
Angus Chemical Co.(a)
02/15/2023	8.750%		61,000	61,459
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%		805,000	1,045,990
Apache Corp.
11/15/2025	4.625%		15,000	15,797
11/15/2027	4.875%		19,000	20,111
02/01/2042	5.250%		16,000	17,235
04/15/2043	4.750%		8,000	8,298
01/15/2044	4.250%		11,000	10,849
Apergy Corp.
05/01/2026	6.375%		25,000	25,135
Appalachian Power Co.
05/15/2044	4.400%		800,000	990,694
APX Group, Inc.
12/01/2022	7.875%		45,000	45,090
09/01/2023	7.625%		47,000	48,787
11/01/2024	8.500%		53,000	55,856
Aramark International Finance Sarl(a)
04/01/2025	3.125%	EUR	100,000	122,754
Aramark Services, Inc.(a)
05/01/2025	6.375%		11,000	11,756
02/01/2028	5.000%		16,000	16,857
Arches Buyer, Inc.(a)
06/01/2028	4.250%		11,000	11,143
12/01/2028	6.125%		7,000	7,227
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%		26,000	27,065

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Asbury Automotive Group, Inc.
03/01/2028	4.500%		8,000	8,357
03/01/2030	4.750%		3,000	3,208
Ascend Learning LLC(a)
08/01/2025	6.875%		25,000	25,790
08/01/2025	6.875%		24,000	24,707
ASGN, Inc.(a)
05/15/2028	4.625%		31,000	32,269
AssuredPartners, Inc.(a)
01/15/2029	5.625%		28,000	29,196
AT&T, Inc.
05/19/2032	2.050%	EUR	100,000	139,364
AT&T, Inc.(a)
09/15/2055	3.550%		588,000	590,556
12/01/2057	3.800%		209,000	218,306
Avantor Funding, Inc.(a)
07/15/2028	3.875%	EUR	100,000	128,273
07/15/2028	4.625%		35,000	37,232
Axalta Coating Systems LLC(a)
02/15/2029	3.375%		24,000	24,101
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%		14,000	14,876
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%		8,000	8,639
Bausch Health Companies, Inc.(a)
04/01/2026	9.250%		35,000	39,084
01/31/2027	8.500%		98,000	109,040
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%		37,000	37,871
11/15/2026	4.500%		21,000	21,869
Becton Dickinson and Co.
12/15/2026	1.900%	EUR	365,000	481,524
06/06/2027	3.700%		333,000	380,966
Berry Global Escrow Corp.(a)
07/15/2026	4.875%		22,000	23,620
Berry Global, Inc.
07/15/2023	5.125%		20,000	20,284
Black Knight InfoServ LLC(a)
09/01/2028	3.625%		30,000	30,696
Booz Allen Hamilton, Inc.(a)
09/01/2028	3.875%		16,000	16,504
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%		9,000	9,765
03/01/2026	9.125%		6,000	6,455
Boyd Gaming Corp.(a)
06/01/2025	8.625%		10,000	11,112
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Boyd Gaming Corp.
04/01/2026	6.375%		18,000	18,672
12/01/2027	4.750%		22,000	22,836
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%		22,000	23,093
Braskem America Finance Co.(a)
07/22/2041	7.125%		200,000	231,283
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%		150,000	168,282
Burlington Coat Factory Warehouse Corp.(a)
04/15/2025	6.250%		5,000	5,328
BWAY Holding Co.(a)
04/15/2024	5.500%		44,000	44,831
BWX Technologies, Inc.(a)
06/30/2028	4.125%		25,000	26,032
BY Crown Parent LLC/Bond Finance, Inc.(a)
01/31/2026	4.250%		9,000	9,239
Cable One, Inc.(a)
11/15/2030	4.000%		14,000	14,555
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%		38,000	38,359
Callon Petroleum Co.
10/01/2024	6.125%		14,000	8,021
07/01/2026	6.375%		95,000	49,156
Calpine Corp.(a)
06/01/2026	5.250%		15,000	15,525
02/15/2028	4.500%		31,000	32,378
03/15/2028	5.125%		22,000	23,167
02/01/2029	4.625%		5,000	5,132
Camelot Finance SA(a)
11/01/2026	4.500%		21,000	21,930
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%		4,000	2,586
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%		26,000	26,371
07/15/2027	5.000%		8,000	8,445
03/01/2028	2.375%	EUR	100,000	122,683
CCM Merger, Inc.(a)
05/01/2026	6.375%		23,000	24,284
CCO Holdings LLC/Capital Corp.(a)
02/15/2026	5.750%		49,000	50,602
05/01/2027	5.125%		55,000	58,320
03/01/2030	4.750%		111,000	119,781
08/15/2030	4.500%		36,000	38,365
02/01/2031	4.250%		75,000	79,026
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%		20,000	21,410

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	41

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CDK Global, Inc.
06/01/2027	4.875%	21,000	22,202
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	17,000	17,095
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	27,000	28,206
10/01/2028	6.500%	13,000	14,072
Centene Corp.(a)
08/15/2026	5.375%	34,000	35,951
Centene Corp.
12/15/2029	4.625%	27,000	29,941
02/15/2030	3.375%	27,000	28,399
10/15/2030	3.000%	54,000	57,068
CenturyLink, Inc.
03/15/2022	5.800%	78,000	81,891
04/01/2025	5.625%	73,000	79,251
CenturyLink, Inc.(a)
12/15/2026	5.125%	26,000	27,440
02/15/2027	4.000%	16,000	16,439
CF Industries, Inc.
03/15/2034	5.150%	12,000	14,743
CFX Escrow Corp.(a)
02/15/2024	6.000%	9,000	9,326
02/15/2026	6.375%	11,000	11,765
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	65,000	66,165
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	14,000	14,657
05/01/2028	4.250%	10,000	10,496
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	80,000	100,106
03/01/2050	4.800%	305,000	362,246
04/01/2061	3.850%	85,000	85,791
Cheniere Energy Partners LP
10/01/2026	5.625%	39,000	40,682
10/01/2029	4.500%	8,000	8,455
Cheniere Energy, Inc.(a)
10/15/2028	4.625%	35,000	36,870
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	33,000	34,737
03/15/2026	8.000%	19,000	20,536
03/15/2027	5.625%	10,000	10,744
01/15/2029	6.000%	5,000	5,397
Cinemark USA, Inc.
06/01/2023	4.875%	51,000	48,662
Cinemark USA, Inc.(a)
05/01/2025	8.750%	36,000	39,266
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(f)
06/03/2031	2.572%	225,000	239,798
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	40,000	40,546
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	45,000	46,017
Clearway Energy Operating LLC
10/15/2025	5.750%	65,000	68,494
09/15/2026	5.000%	31,000	32,184
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	21,000	22,486
CMS Energy Corp.
11/15/2025	3.600%	682,000	763,996
CNX Resources Corp.(a)
03/14/2027	7.250%	56,000	60,157
01/15/2029	6.000%	9,000	9,232
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	11,000	11,650
07/01/2025	6.250%	44,000	46,850
07/01/2027	8.125%	35,000	38,739
CommScope Technologies LLC(a)
06/15/2025	6.000%	29,000	29,650
Comstock Resources, Inc.
08/15/2026	9.750%	8,000	8,668
08/15/2026	9.750%	7,000	7,469
Continental Resources, Inc.(a)
01/15/2031	5.750%	22,000	24,427
Core & Main LP(a)
08/15/2025	6.125%	63,000	64,903
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	19,000	19,760
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	66,000	67,326
CSC Holdings LLC(a)
02/01/2028	5.375%	66,000	70,525
02/01/2029	6.500%	128,000	144,385
01/15/2030	5.750%	23,000	25,210
12/01/2030	4.625%	41,000	42,883
CSX Corp.
11/01/2046	3.800%	205,000	247,130
CVS Health Corp.
03/25/2048	5.050%	465,000	628,690
DCP Midstream Operating LP
05/15/2029	5.125%	28,000	31,075
04/01/2044	5.600%	33,000	34,009
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	32,000	31,438

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Delta Air Lines, Inc.
01/15/2026	7.375%	29,000	33,225
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	25,000	26,806
10/20/2028	4.750%	45,000	49,137
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	25,000	20,315
08/15/2027	6.625%	22,000	13,308
Discovery Communications LLC
05/15/2049	5.300%	20,000	26,508
DISH DBS Corp.
03/15/2023	5.000%	35,000	36,306
11/15/2024	5.875%	25,000	26,200
07/01/2026	7.750%	88,000	98,510
07/01/2028	7.375%	35,000	37,411
Double Eagle III Midco 1 LLC/Finance Corp.(a)
12/15/2025	7.750%	46,000	48,739
DTE Energy Co.
06/01/2024	3.500%	750,000	814,419
10/01/2026	2.850%	490,000	538,128
Duke Energy Corp.
09/01/2046	3.750%	345,000	400,413
Element Solutions, Inc.(a)
09/01/2028	3.875%	45,000	46,300
Emera U.S. Finance LP
06/15/2046	4.750%	620,000	791,657
Encompass Health Corp.
02/01/2028	4.500%	13,000	13,619
04/01/2031	4.625%	5,000	5,302
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	11,000	11,787
01/30/2028	5.750%	34,000	36,576
Energizer Holdings, Inc.(a)
01/15/2027	7.750%	29,000	32,223
03/31/2029	4.375%	17,000	17,603
Enterprise Products Operating LLC
01/31/2060	3.950%	120,000	133,921
EQM Midstream Partners LP(a)
07/01/2025	6.000%	23,000	25,172
07/01/2027	6.500%	21,000	23,624
EQT Corp.
10/01/2027	3.900%	41,000	40,655
01/15/2029	5.000%	21,000	22,133
EQT Corp.(f)
02/01/2030	8.750%	30,000	36,807
ERAC USA Finance LLC(a)
11/01/2046	4.200%	170,000	210,508
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Expedia Group, Inc.(a)
05/01/2025	6.250%		5,000	5,799
05/01/2025	7.000%		3,000	3,293
FedEx Corp.
04/01/2046	4.550%		350,000	446,897
Fidelity National Information Services, Inc.
05/21/2027	1.500%	EUR	271,000	356,982
Fiserv, Inc.
07/01/2027	1.125%	EUR	200,000	258,721
Five Corners Funding Trust(a)
11/15/2023	4.419%		1,200,000	1,330,755
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%		31,000	32,756
Ford Motor Co.
04/21/2023	8.500%		11,000	12,370
04/22/2025	9.000%		11,000	13,489
04/22/2030	9.625%		4,000	5,657
Ford Motor Credit Co. LLC
01/07/2022	5.596%		62,000	64,098
09/08/2024	3.664%		91,000	93,627
11/13/2025	3.375%		18,000	18,392
11/25/2025	2.330%	EUR	100,000	123,997
01/08/2026	4.389%		22,000	23,144
08/17/2027	4.125%		107,000	111,861
11/13/2030	4.000%		10,000	10,507
Freeport-McMoRan, Inc.
09/01/2029	5.250%		36,000	40,016
08/01/2030	4.625%		35,000	38,559
03/15/2043	5.450%		99,000	123,280
Front Range BidCo, Inc.(a)
03/01/2027	4.000%		44,000	44,226
03/01/2028	6.125%		62,000	65,703
Frontdoor, Inc.(a)
08/15/2026	6.750%		12,000	12,813
Gartner, Inc.(a)
07/01/2028	4.500%		28,000	29,557
10/01/2030	3.750%		29,000	30,535
Gates Global LLC/Co.(a)
01/15/2026	6.250%		21,000	22,122
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%		4,000	3,888
02/01/2028	7.750%		18,000	17,263
Georgia Power Co.
03/15/2042	4.300%		75,000	95,062
01/30/2050	3.700%		50,000	60,655
Goldman Sachs Group, Inc. (The)
02/07/2030	2.600%		150,000	161,381
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%		10,000	10,298

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	43

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%		275,000	375,451
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%		46,000	46,481
HB Fuller Co.
10/15/2028	4.250%		14,000	14,378
HCA, Inc.
02/01/2025	5.375%		48,000	53,940
09/01/2028	5.625%		20,000	23,592
09/01/2030	3.500%		27,000	28,548
Herc Holdings, Inc.(a)
07/15/2027	5.500%		33,000	35,255
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%		33,000	33,263
11/01/2028	6.250%		11,000	11,253
Hillenbrand, Inc.
06/15/2025	5.750%		7,000	7,602
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%		14,000	14,958
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%		42,000	43,563
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%		36,000	36,278
Honeywell International, Inc.
03/10/2032	0.750%	EUR	100,000	127,300
Hospitality Properties Trust
03/15/2024	4.650%		16,000	15,855
HT Troplast GmbH(a)
07/15/2025	9.250%	EUR	100,000	135,423
HUB International Ltd.(a)
05/01/2026	7.000%		50,000	52,270
IAA Spinco, Inc.(a)
06/15/2027	5.500%		22,000	23,320
iHeartCommunications, Inc.
05/01/2026	6.375%		17,082	18,246
05/01/2027	8.375%		75,385	80,399
iHeartCommunications, Inc.(a)
08/15/2027	5.250%		12,000	12,646
01/15/2028	4.750%		25,000	25,650
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%		28,000	30,940
Ingevity Corp.(a)
11/01/2028	3.875%		38,000	38,186
Innophos Holdings, Inc.(a)
02/15/2028	9.375%		42,000	46,295
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Interface, Inc.(a)
12/01/2028	5.500%		6,000	6,322
IQVIA, Inc.(a)
01/15/2028	2.250%	EUR	100,000	123,254
IRB Holding Corp.(a)
06/15/2025	7.000%		27,000	29,459
02/15/2026	6.750%		113,000	116,955
Iron Mountain, Inc.(a)
07/15/2028	5.000%		20,000	21,196
07/15/2030	5.250%		28,000	30,304
02/15/2031	4.500%		16,000	16,697
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%		14,000	14,769
06/15/2028	5.000%		13,000	13,990
KAR Auction Services, Inc.(a)
06/01/2025	5.125%		45,000	46,278
Kinder Morgan Energy Partners LP
03/01/2043	5.000%		105,000	124,136
Kinder Morgan, Inc.
02/15/2046	5.050%		485,000	590,704
Kraft Heinz Foods Co. (The)(a)
05/25/2028	2.250%	EUR	400,000	516,740
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%		505,000	544,225
Kroger Co. (The)
01/15/2048	4.650%		210,000	275,340
L Brands, Inc.(a)
07/01/2025	9.375%		7,000	8,593
10/01/2030	6.625%		10,000	11,049
L Brands, Inc.
06/15/2029	7.500%		9,000	9,996
11/01/2035	6.875%		34,000	38,141
Subordinated
03/01/2033	6.950%		33,000	34,215
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%		36,000	36,207
10/01/2025	5.250%		59,000	58,730
02/01/2027	4.250%		3,000	2,950
Lamar Media Corp.
02/15/2028	3.750%		14,000	14,388
01/15/2029	4.875%		14,000	14,902
02/15/2030	4.000%		5,000	5,187
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%		17,000	17,771
11/01/2026	4.875%		25,000	26,106
Level 3 Financing, Inc.(a)
01/15/2029	3.625%		22,000	21,991

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Live Nation Entertainment, Inc.(a)
05/15/2027	6.500%		30,000	33,564
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%		51,000	53,403
Marriott Ownership Resorts, Inc.
01/15/2028	4.750%		64,000	65,005
Matador Resources Co.
09/15/2026	5.875%		91,000	89,146
Match Group, Inc.(a)
02/15/2029	5.625%		6,000	6,540
Mattel, Inc.(a)
12/15/2027	5.875%		28,000	31,088
Mattel, Inc.
11/01/2041	5.450%		27,000	29,646
Medtronic Global Holdings SCA
10/15/2040	1.375%	EUR	150,000	199,619
Meritage Homes Corp.
04/01/2022	7.000%		26,000	27,612
MGIC Investment Corp.
08/15/2028	5.250%		5,000	5,347
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%		18,000	19,271
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%		20,000	21,551
02/01/2027	5.750%		18,000	20,187
01/15/2028	4.500%		18,000	19,171
Michaels Stores, Inc.(a)
07/15/2027	8.000%		7,000	7,574
Microchip Technology, Inc.(a)
09/01/2025	4.250%		27,000	28,540
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%		58,580	63,247
Minerals Technologies, Inc.(a)
07/01/2028	5.000%		19,000	19,899
Moog, Inc.(a)
12/15/2027	4.250%		18,000	18,824
MTS Systems Corp.(a)
08/15/2027	5.750%		8,000	8,675
Nabors Industries Ltd.(a)
01/15/2026	7.250%		17,000	11,910
Navient Corp.
06/15/2022	6.500%		40,000	42,212
01/25/2023	5.500%		44,000	46,217
NCL Corp Ltd.(a)
03/15/2026	5.875%		11,000	11,544
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
NCR Corp.(a)
04/15/2025	8.125%		20,000	22,243
09/01/2027	5.750%		21,000	22,287
10/01/2028	5.000%		49,000	51,615
10/01/2030	5.250%		20,000	21,485
Netflix, Inc.
04/15/2028	4.875%		50,000	56,396
11/15/2028	5.875%		17,000	20,367
05/15/2029	6.375%		3,000	3,721
Netflix, Inc.(a)
05/15/2029	4.625%	EUR	100,000	147,883
11/15/2029	5.375%		24,000	28,264
06/15/2030	4.875%		32,000	36,845
Newell Brands, Inc.
06/01/2025	4.875%		11,000	12,088
Newfield Exploration Co.
07/01/2024	5.625%		3,000	3,210
01/01/2026	5.375%		21,000	22,528
Nexstar Broadcasting, Inc.(a)
11/01/2028	4.750%		14,000	14,659
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%		65,000	72,496
NFP Corp.(a)
05/15/2025	7.000%		11,000	11,879
08/15/2028	6.875%		89,000	95,045
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%		13,000	14,136
NiSource, Inc.
05/15/2047	4.375%		425,000	541,299
Noble Energy, Inc.
11/15/2043	5.250%		150,000	212,604
Novelis Corp.(a)
09/30/2026	5.875%		93,000	97,399
01/30/2030	4.750%		43,000	46,340
Novolex(a)
01/15/2025	6.875%		15,000	15,251
NRG Energy, Inc.
01/15/2027	6.625%		61,000	64,455
NRG Energy, Inc.(a)
02/15/2029	3.375%		20,000	20,471
02/15/2031	3.625%		40,000	41,169
NuStar Logistics LP
02/01/2022	4.750%		14,000	14,216
10/01/2025	5.750%		18,000	19,124
06/01/2026	6.000%		17,000	18,377
04/28/2027	5.625%		46,000	49,087
10/01/2030	6.375%		14,000	15,836

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	45

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Occidental Petroleum Corp.
08/15/2024	2.900%	87,000	83,854
07/15/2025	8.000%	48,000	54,611
08/15/2029	3.500%	37,000	33,841
09/01/2030	6.625%	56,000	60,775
01/01/2031	6.125%	23,000	24,621
05/01/2031	7.500%	13,000	14,667
03/15/2046	6.600%	40,000	40,576
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	7,000	7,433
02/01/2028	7.250%	27,000	28,482
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	11,000	11,286
03/15/2030	4.625%	14,000	14,268
Ovintiv, Inc.
11/01/2031	7.200%	5,000	5,879
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	35,000	37,795
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	30,000	32,048
Parsley Energy LLC/Finance Corp.(a)
02/15/2028	4.125%	27,000	28,784
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	1,100,000	1,219,452
Performance Food Group, Inc.(a)
05/01/2025	6.875%	7,000	7,497
10/15/2027	5.500%	34,000	35,866
PetSmart, Inc.(a)
03/15/2023	7.125%	51,000	51,002
06/01/2025	5.875%	30,000	30,774
PG&E Corp.
07/01/2028	5.000%	25,000	26,709
07/01/2030	5.250%	17,000	18,734
Pilgrim’s Pride Corp.(a)
03/15/2025	5.750%	35,000	35,915
09/30/2027	5.875%	29,000	31,440
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	975,000	1,015,695
Plantronics, Inc.(a)
05/31/2023	5.500%	94,000	94,303
Post Holdings, Inc.(a)
08/15/2026	5.000%	70,000	72,385
03/01/2027	5.750%	41,000	43,424
01/15/2028	5.625%	12,000	12,818
04/15/2030	4.625%	67,000	70,474
PPL Capital Funding, Inc.
06/01/2023	3.400%	1,287,000	1,367,246
PQ Corp.(a)
12/15/2025	5.750%	38,000	38,968
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Prestige Brands, Inc.(a)
03/01/2024	6.375%		52,000	53,152
01/15/2028	5.125%		14,000	14,906
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%		57,000	57,704
PTC, Inc.(a)
02/15/2028	4.000%		11,000	11,540
QEP Resources, Inc.
03/01/2026	5.625%		30,000	32,909
QualityTech LP/QTS Finance Corp.(a)
10/01/2028	3.875%		47,000	47,824
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%		15,000	15,300
03/01/2031	3.875%		30,000	31,110
Quicken Loans, Inc.(a)
01/15/2028	5.250%		50,000	53,416
Radian Group, Inc.
03/15/2025	6.625%		2,000	2,267
03/15/2027	4.875%		11,000	12,078
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%		25,000	25,780
09/15/2028	6.500%		36,000	38,033
Refinitiv US Holdings, Inc.(a)
05/15/2026	4.500%	EUR	100,000	128,604
05/15/2026	6.250%		85,000	90,603
11/15/2026	8.250%		48,000	52,493
Resideo Funding, Inc.(a)
11/01/2026	6.125%		49,000	51,678
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%		31,000	31,930
RP Escrow Issuer LLC(a)
12/15/2025	5.250%		22,000	22,986
Sabre GLBL, Inc.(a)
04/15/2025	9.250%		7,000	8,344
09/01/2025	7.375%		34,000	36,986
SBA Communications Corp.
09/01/2024	4.875%		91,000	93,383
Scientific Games International, Inc.(a)
07/01/2025	8.625%		21,000	23,003
10/15/2025	5.000%		34,000	35,066
03/15/2026	8.250%		47,000	50,617
05/15/2028	7.000%		13,000	13,956
11/15/2029	7.250%		30,000	32,879
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%		6,000	6,243
01/15/2031	5.375%		11,000	11,538
Scripps Escrow, Inc.(a)
07/15/2027	5.875%		21,000	21,942

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%		9,000	9,504
Select Medical Corp.(a)
08/15/2026	6.250%		39,000	41,943
Sempra Energy
06/15/2024	3.550%		465,000	506,382
06/15/2027	3.250%		260,000	290,169
Service Properties Trust
10/01/2024	4.350%		7,000	6,933
12/15/2027	5.500%		10,000	10,915
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%		38,000	39,284
04/01/2029	4.750%		4,000	4,125
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%		28,000	29,003
Silgan Holdings, Inc.
06/01/2028	2.250%	EUR	100,000	124,091
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%		17,000	17,622
07/01/2030	4.125%		49,000	52,151
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%		21,000	21,021
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%		13,000	14,104
SLM Corp.
10/29/2025	4.200%		26,000	27,488
SM Energy Co.
06/01/2025	5.625%		14,000	11,573
09/15/2026	6.750%		43,000	35,036
01/15/2027	6.625%		37,000	29,323
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%		19,000	19,706
Southern Co. (The)
07/01/2046	4.400%		340,000	427,781
Spectrum Brands, Inc.
07/15/2025	5.750%		48,000	49,559
Spectrum Brands, Inc.(a)
10/01/2026	4.000%	EUR	100,000	126,391
Springleaf Finance Corp.
03/15/2023	5.625%		21,000	22,631
10/01/2023	8.250%		33,000	37,758
06/01/2025	8.875%		12,000	13,568
Sprint Capital Corp.
11/15/2028	6.875%		81,000	106,833
03/15/2032	8.750%		16,000	25,329
Sprint Corp.
03/01/2026	7.625%		49,000	60,820
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Staples, Inc.(a)
04/15/2026	7.500%	26,000	27,125
04/15/2027	10.750%	7,000	6,957
Sunoco LP/Finance Corp.
02/15/2026	5.500%	37,000	38,074
Sunoco LP/Finance Corp.(a)
05/15/2029	4.500%	10,000	10,394
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	11,000	11,211
04/15/2027	10.000%	19,000	20,909
Switch Ltd.(a)
09/15/2028	3.750%	10,000	10,179
Syneos Health, Inc.(a)
01/15/2029	3.625%	12,000	12,029
Tallgrass Energy Partners LP/Finance Corp.(a)
03/01/2027	6.000%	26,000	26,949
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	21,000	22,058
01/15/2028	5.000%	64,000	67,515
03/01/2030	5.500%	62,000	67,257
Targa Resources Partners LP/Finance Corp.(a)
02/01/2031	4.875%	25,000	27,214
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	21,000	23,769
08/01/2030	5.125%	17,000	19,037
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	700,000	943,993
TEGNA, Inc.(a)
03/15/2026	4.750%	10,000	10,657
Teleflex, Inc.
06/01/2026	4.875%	11,000	11,450
Teleflex, Inc.(a)
06/01/2028	4.250%	10,000	10,629
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	15,000	15,928
06/01/2025	6.750%	27,000	27,858
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	28,000	30,643
02/01/2027	6.250%	54,000	56,926
11/01/2027	5.125%	74,000	78,446
06/15/2028	4.625%	10,000	10,520
10/01/2028	6.125%	67,000	69,762
Tenet Healthcare Corp.
08/01/2025	7.000%	26,000	26,874
Tenneco, Inc.(a)
01/15/2029	7.875%	10,000	11,228

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	47

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
TerraForm Power Operating LLC(a)
01/31/2028	5.000%		22,000	24,707
01/15/2030	4.750%		28,000	30,095
Thermo Fisher Scientific, Inc.
10/01/2049	1.875%	EUR	150,000	211,820
T-Mobile USA, Inc.
01/15/2026	6.500%		96,000	99,396
02/01/2026	4.500%		23,000	23,545
02/01/2028	4.750%		43,000	46,198
TransDigm, Inc.
05/15/2025	6.500%		42,000	43,286
06/15/2026	6.375%		16,000	16,562
Subordinated
11/15/2027	5.500%		61,000	64,164
TransDigm, Inc.(a)
12/15/2025	8.000%		30,000	33,115
03/15/2026	6.250%		108,000	115,089
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%		41,000	41,301
Transocean Guardian Ltd.(a)
01/15/2024	5.875%		16,380	13,916
Transocean Sentry Ltd.(a)
05/15/2023	5.375%		61,482	55,949
TRI Pointe Group, Inc.
06/15/2028	5.700%		14,000	15,820
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%		15,000	16,342
TriMas Corp.(a)
10/15/2025	4.875%		5,000	5,125
Twitter, Inc.(a)
12/15/2027	3.875%		10,000	10,647
Uber Technologies, Inc.(a)
05/15/2025	7.500%		38,000	41,016
01/15/2028	6.250%		20,000	21,748
Union Pacific Corp.
08/15/2059	3.950%		200,000	246,328
United Rentals North America, Inc.
09/15/2026	5.875%		40,000	42,333
07/15/2030	4.000%		13,000	13,706
02/15/2031	3.875%		19,000	19,965
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%		20,000	21,287
USI, Inc.(a)
05/01/2025	6.875%		15,000	15,381
Valvoline, Inc.
08/15/2025	4.375%		58,000	59,906
Valvoline, Inc.(a)
02/15/2030	4.250%		9,000	9,550
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Valvoline, Inc.(a),(g)
06/15/2031	3.625%		15,000	15,383
Verscend Escrow Corp.(a)
08/15/2026	9.750%		47,000	51,088
Viasat, Inc.(a)
04/15/2027	5.625%		13,000	13,665
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%		23,000	23,876
08/15/2030	4.125%		21,000	22,157
Viking Cruises Ltd.(a)
05/15/2025	13.000%		2,000	2,398
09/15/2027	5.875%		26,000	25,426
Vistra Operations Co. LLC(a)
09/01/2026	5.500%		14,000	14,615
02/15/2027	5.625%		48,000	51,029
07/31/2027	5.000%		29,000	30,892
VOC Escrow Ltd.(a)
02/15/2028	5.000%		8,000	7,896
Welbilt, Inc.
02/15/2024	9.500%		16,000	16,515
Wells Fargo & Co.
10/23/2026	3.000%		160,000	177,291
Wells Fargo & Co.(a),(f)
05/04/2030	1.741%	EUR	200,000	271,052
WESCO Distribution, Inc.
06/15/2024	5.375%		18,000	18,455
WESCO Distribution, Inc.(a)
06/15/2025	7.125%		32,000	35,183
06/15/2028	7.250%		26,000	29,538
White Cap Buyer LLC(a)
10/15/2028	6.875%		14,000	14,933
Williams Companies, Inc. (The)
09/15/2045	5.100%		365,000	454,274
WPX Energy, Inc.
01/15/2030	4.500%		61,000	64,695
WR Grace & Co.(a)
06/15/2027	4.875%		29,000	30,836
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%		22,000	22,868
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%		30,000	31,322
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%		7,000	7,579
XPO Logistics, Inc.(a)
06/15/2022	6.500%		20,000	20,052

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Yum! Brands, Inc.(a)
04/01/2025	7.750%	5,000	5,538
01/15/2030	4.750%	16,000	17,526
Yum! Brands, Inc.
03/15/2031	3.625%	21,000	21,286
Total			38,442,999
Virgin Islands 0.2%
Gold Fields Orogen Holdings BVI Ltd.(a)
05/15/2024	5.125%	200,000	219,561
Total Corporate Bonds & Notes (Cost $54,805,551)			61,279,815

Foreign Government Obligations(c),(h) 16.7%

Angola 0.2%
Angolan Government International Bond(a)
11/26/2049	9.125%	200,000	184,860
Belarus 0.2%
Republic of Belarus International Bond(a)
06/29/2027	7.625%	200,000	220,608
Brazil 0.8%
Brazilian Government International Bond
01/27/2045	5.000%	750,000	834,238
Canada 0.0%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	6,000	6,344
06/01/2027	5.250%	32,000	34,146
Total			40,490
Chile 0.2%
Chile Government International Bond
01/25/2050	3.500%	200,000	230,135
Colombia 0.9%
Colombia Government International Bond
01/30/2030	3.000%	400,000	421,051
04/15/2031	3.125%	200,000	212,621
Ecopetrol SA
04/29/2030	6.875%	300,000	386,699
Total			1,020,371
Costa Rica 0.2%
Costa Rica Government International Bond(a)
01/26/2023	4.250%	200,000	192,526
Foreign Government Obligations(c),(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominican Republic 1.1%
Dominican Republic International Bond(a)
04/20/2027	8.625%	642,000	816,855
09/23/2032	4.875%	150,000	166,356
01/30/2060	5.875%	150,000	165,399
Total			1,148,610
Egypt 0.6%
Egypt Government International Bond(a)
03/01/2049	8.700%	355,000	411,561
03/01/2049	8.700%	200,000	231,866
Total			643,427
El Salvador 0.2%
El Salvador Government International Bond(a)
04/10/2032	8.250%	200,000	196,586
Ghana 0.2%
Ghana Government International Bond(a)
02/11/2027	6.375%	200,000	208,072
Guatemala 0.2%
Guatemala Government Bond(a)
06/01/2050	6.125%	200,000	264,526
India 0.4%
Export-Import Bank of India(a)
01/15/2030	3.250%	200,000	214,533
Indian Railway Finance Corp., Ltd.(a)
02/13/2030	3.249%	200,000	213,557
Total			428,090
Indonesia 1.9%
Indonesia Government International Bond(a)
05/05/2021	4.875%	364,000	369,465
01/08/2027	4.350%	400,000	465,668
01/15/2045	5.125%	200,000	258,801
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2025	2.300%	200,000	209,287
PT Indonesia Asahan Aluminium Persero(a)
05/15/2030	5.450%	200,000	241,158
11/15/2048	6.757%	200,000	273,296
PT Saka Energi Indonesia(a)
05/05/2024	4.450%	200,000	193,734
Total			2,011,409

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	49

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Foreign Government Obligations(c),(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ivory Coast 0.5%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%		250,000	285,735
06/15/2033	6.125%		200,000	225,485
Total				511,220
Kazakhstan 0.3%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		300,000	369,860
Malaysia 0.2%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		200,000	230,445
Mexico 0.9%
Petroleos Mexicanos
01/23/2030	6.840%		250,000	260,584
01/28/2031	5.950%		400,000	398,302
01/23/2050	7.690%		273,000	275,648
Total				934,534
Netherlands 0.8%
Stedin Holding NV(a),(f)
12/31/2049	3.250%	EUR	270,000	337,752
Syngenta Finance NV(a)
04/24/2028	5.182%		500,000	535,088
Total				872,840
Panama 0.4%
Panama Government International Bond
01/23/2030	3.160%		200,000	222,051
07/23/2060	3.870%		200,000	235,771
Total				457,822
Paraguay 0.2%
Paraguay Government International Bond(a)
03/30/2050	5.400%		200,000	252,939
Peru 0.2%
Peruvian Government International Bond
06/20/2030	2.844%		200,000	221,568
Qatar 1.0%
Qatar Government International Bond(a)
03/14/2029	4.000%		400,000	474,586
04/16/2030	3.750%		200,000	235,638
04/23/2048	5.103%		250,000	351,749
Total				1,061,973
Foreign Government Obligations(c),(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Romania 0.4%
Romanian Government International Bond(a)
01/22/2024	4.875%	232,000	259,201
02/14/2051	4.000%	116,000	126,255
Total			385,456
Russian Federation 0.2%
Russian Foreign Bond - Eurobond(a)
03/28/2035	5.100%	200,000	253,077
Saudi Arabia 0.9%
Saudi Arabian Oil Co.(a)
04/16/2029	3.500%	300,000	333,378
Saudi Government International Bond(a)
01/21/2055	3.750%	625,000	684,484
Total			1,017,862
Senegal 0.4%
Senegal Government International Bond(a)
07/30/2024	6.250%	400,000	440,897
Turkey 0.9%
Turkey Government International Bond
03/25/2027	6.000%	250,000	265,590
02/17/2028	5.125%	500,000	506,528
01/14/2041	6.000%	200,000	197,618
Total			969,736
Ukraine 0.3%
NAK Naftogaz Ukraine via Kondor Finance PLC(a)
11/08/2026	7.625%	200,000	206,945
Ukraine Government International Bond(a)
09/01/2026	7.750%	100,000	112,788
Total			319,733
United Arab Emirates 1.6%
Abu Dhabi Government International Bond(a)
09/30/2049	3.125%	850,000	912,094
04/16/2050	3.875%	200,000	244,447
DP World PLC(a)
07/02/2037	6.850%	400,000	549,791
Total			1,706,332
Virgin Islands 0.4%
Sinopec Group Overseas Development 2016 Ltd.(a)
09/29/2026	2.750%	250,000	266,233

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Foreign Government Obligations(c),(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%	200,000	221,837
Total			488,070
Total Foreign Government Obligations (Cost $16,585,426)			18,118,312

Residential Mortgage-Backed Securities - Agency 0.5%

United States 0.5%
Federal National Mortgage Association(b),(i)
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.902%	251,175	53,671
Government National Mortgage Association(b),(i)
CMO Series 2017-141 Class ES
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2047	6.048%	175,534	38,996
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	5.948%	151,247	26,622
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.898%	564,931	118,045
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.898%	589,745	120,887
Government National Mortgage Association(i)
CMO Series 2020-153 Class CI
10/20/2050	2.500%	993,741	134,937
Total			493,158
Total Residential Mortgage-Backed Securities - Agency (Cost $428,013)			493,158

Residential Mortgage-Backed Securities - Non-Agency 10.9%

Bermuda 0.2%
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.750%	200,000	196,471
United States 10.7%
Bayview Koitere Fund Trust(a),(d)
CMO Series 2020-LT1 Class A1
06/28/2035	4.213%	706,853	711,223
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.900%	1,000,000	998,875
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.948%	421,095	419,132
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	1.948%	797,000	755,018
GCAT LLC(a)
CMO Series 2019-NQM1 Class M1
02/25/2059	3.849%	440,000	443,764
Homeward Opportunities Fund I Trust(a),(d)
CMO Series 2019-1 Class B1
01/25/2059	4.800%	700,000	706,595
CMO Series 2019-2 Class A3
09/25/2059	3.007%	219,758	223,553
New Residential Mortgage LLC(a)
Subordinated CMO Series 2018-FNT1 Class G
05/25/2023	5.670%	523,209	521,214
New Residential Mortgage Loan Trust(a),(d)
CMO Series 2020-RPL2 Class A1
08/25/2025	3.578%	437,517	438,541
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	5.393%	500,000	500,421
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.147%	226,004	215,392
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.800%	1,000,000	965,500
RCO V Mortgage LLC(a),(d)
CMO Series 2020-1 Class A2
09/25/2025	5.389%	100,000	100,250
SG Residential Mortgage Trust(a),(d)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	400,000	405,937
Toorak Mortgage Corp., Ltd.(a),(d)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	354,346	354,620

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	51

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	500,000	503,166
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(d)
CMO Series 2020-NPL3 Class A1A
02/25/2050	2.981%	344,955	345,925
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(d)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	222,806	223,056
Vericrest Opportunity Loan Trust(a),(d)
CMO Series 2020-NPL5 Class A1B
03/25/2050	3.475%	812,500	809,131
Vericrest Opportunity Loan Trust LXXXV LLC(a),(d)
CMO Series 2020-NPL1 Class A1B
01/25/2050	3.721%	500,000	500,270
Verus Securitization Trust(a),(d)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	400,000	401,364
CMO Series 2020-NPL1 Class A2
08/25/2050	5.682%	500,000	499,999
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class M1
04/25/2060	5.500%	500,000	530,753
Total			11,573,699
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $11,734,898)			11,770,170

Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(j),(k)	3,726,354	3,725,981
Total Money Market Funds (Cost $3,726,110)		3,725,981
Total Investments in Securities (Cost $96,184,217)		104,275,569
Other Assets & Liabilities, Net		3,865,394
Net Assets		$108,140,963

At December 31, 2020, securities and/or cash totaling $541,193 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
16,942,000 EUR	20,078,620 USD	UBS	01/11/2021	—	(621,658)
1,470,000 GBP	1,943,687 USD	UBS	01/11/2021	—	(66,636)
Total				—	(688,294)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	8	03/2021	USD	1,104,625	—	(266)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(22)	03/2021	USD	(3,810,125)	48,768	—
U.S. Treasury 10-Year Note	(117)	03/2021	USD	(16,155,141)	2,508	—
U.S. Ultra Treasury Bond	(20)	03/2021	USD	(4,271,250)	82,906	—
Total					134,182	—

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit iTraxx Asia ex-Japan Investment Grade Index, Series 32	Barclays	12/20/2024	1.000	Quarterly	USD	171,429	(4,480)	(52)	—	(2,979)	—	(1,553)
Deutsche Bank AG	Citi	12/20/2024	1.000	Quarterly	EUR	600,000	13,281	(224)	58,385	—	—	(45,329)
Markit iTraxx Asia ex-Japan Investment Grade Index, Series 32	Citi	12/20/2024	1.000	Quarterly	USD	171,428	(4,480)	(52)	—	(2,832)	—	(1,700)
Markit iTraxx Asia ex-Japan Investment Grade Index, Series 32	Citi	12/20/2024	1.000	Quarterly	USD	500,000	(13,066)	(153)	—	(8,690)	—	(4,529)
Markit iTraxx Asia ex-Japan Investment Grade Index, Series 32	Citi	12/20/2024	1.000	Quarterly	USD	2,783,000	(72,727)	(850)	—	(47,680)	—	(25,898)
Markit iTraxx Asia ex-Japan Investment Grade Index, Series 32	Goldman Sachs International	12/20/2024	1.000	Quarterly	USD	257,143	(6,720)	(79)	—	(4,248)	—	(2,550)
Total							(88,192)	(1,410)	58,385	(66,429)	—	(81,559)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 35	Morgan Stanley	12/20/2025	1.000	Quarterly	USD	1,658,000	(3,309)	—	—	—	(3,309)
Markit iTraxx Europe Main Index, Series 34	Morgan Stanley	12/20/2025	1.000	Quarterly	EUR	5,787,000	(55,591)	—	—	—	(55,591)
Total							(58,900)	—	—	—	(58,900)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $69,826,131, which represents 64.57% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(g)	Represents a security purchased on a when-issued basis.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	The rate shown is the seven-day current annualized yield at December 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	53

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Notes to Portfolio of Investments  (continued)
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	4,043,270	63,750,208	(64,067,462)	(35)	3,725,981	656	21,474	3,726,354
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	4,009,933	—	4,009,933
Commercial Mortgage-Backed Securities - Non-Agency	—	4,878,200	—	4,878,200
Corporate Bonds & Notes	—	61,279,815	—	61,279,815
Foreign Government Obligations	—	18,118,312	—	18,118,312
Residential Mortgage-Backed Securities - Agency	—	493,158	—	493,158
Residential Mortgage-Backed Securities - Non-Agency	—	11,770,170	—	11,770,170
Money Market Funds	3,725,981	—	—	3,725,981
Total Investments in Securities	3,725,981	100,549,588	—	104,275,569
Investments in Derivatives
Asset
Futures Contracts	134,182	—	—	134,182
Liability
Forward Foreign Currency Exchange Contracts	—	(688,294)	—	(688,294)
Futures Contracts	(266)	—	—	(266)
Swap Contracts	—	(140,459)	—	(140,459)
Total	3,859,897	99,720,835	—	103,580,732
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	55

Portfolio of Investments
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2014-20I Class 1
09/01/2034	2.920%	235,099	252,569
Total Asset-Backed Securities — Agency (Cost $239,044)			252,569

Asset-Backed Securities — Non-Agency 17.6%

American Credit Acceptance Receivables Trust(a)
Series 2019-4 Class D
12/12/2025	2.970%	9,600,000	9,861,447
Subordinated Series 2020-3 Class D
06/15/2026	2.400%	11,440,000	11,798,308
Apidos CLO XXXIII(a),(b)
Series 2020-33A Class C
3-month USD LIBOR + 2.700% Floor 2.700% 07/24/2031	2.973%	5,250,000	5,266,627
Ares LVIII CLO Ltd.(a),(b)
Series 2020-58A Class D
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	3.000%	5,250,000	5,252,593
ARES XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% 01/15/2030	1.587%	18,020,000	17,824,537
Avant Loans Funding Trust(a)
Series 2019-B Class A
10/15/2026	2.720%	3,242,588	3,252,330
Series 2020-REV1 Class A
05/15/2029	2.170%	19,483,000	19,520,793
Series 2020-REV1 Class B
05/15/2029	2.680%	11,550,000	11,104,950
Subordinated Series 2018-B Class B
07/15/2022	4.110%	841,254	842,447
Subordinated Series 2018-B Class C
11/17/2025	5.000%	1,935,000	1,947,969
Bain Capital Credit CLO Ltd.(a),(b)
Series 2018-1A Class B
3-month USD LIBOR + 1.400% 04/23/2031	1.609%	22,300,000	21,756,371
Series 2020-3A Class D
3-month USD LIBOR + 3.750% Floor 3.750% 10/23/2032	4.009%	12,000,000	12,027,108
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-4A Class D
3-month USD LIBOR + 4.250% Floor 4.250% 10/20/2033	4.411%	7,000,000	7,011,998
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.220% 08/14/2030	1.441%	5,946,835	5,944,932
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	1.618%	12,000,000	11,868,552
Carlyle US CLO Ltd.(a),(b)
Series 2020-2A Class C
3-month USD LIBOR + 4.000% Floor 4.000% 10/25/2031	4.174%	11,675,000	11,699,891
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	1.814%	21,000,000	20,735,337
Conn’s Receivables Funding LLC(a)
Series 2019-B Class A
06/17/2024	2.660%	1,913,173	1,914,502
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	2,835,080	2,844,098
Series 2019-A Class B
04/15/2026	4.010%	6,720,000	6,837,513
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Series 2019-P2 Class A
10/15/2026	2.470%	3,321,001	3,340,847
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class A
10/15/2025	3.470%	178,414	178,538
Subordinated Series 2017-P1 Class C
09/15/2023	5.020%	4,228,001	4,260,529
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	1.571%	14,617,500	14,486,805
Dryden CLO Ltd.(a),(b),(c)
Series 2020-83A Class D
3-month USD LIBOR + 3.500% Floor 3.500% 01/18/2032	4.000%	8,000,000	7,999,992
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Auto Owner Trust(a)
Subordinated Series 2018-3A Class D
07/15/2024	4.190%	11,675,000	12,102,960
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	10,000,000	10,340,581
Enva LLC(a)
Subordinated Series 2018-A Class B
05/20/2026	7.370%	3,580,232	3,646,670
ENVA LLC(a)
Series 2019-A Class A
06/22/2026	3.960%	585,403	583,768
Series 2019-A Class B
06/22/2026	6.170%	9,400,000	9,502,231
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	9,600,000	9,830,329
Series 2020-2A Class C
05/15/2025	3.280%	8,540,000	8,928,110
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	10,700,000	11,098,767
GLS Auto Receivables Issuer Trust(a)
Series 2020-1A Class B
11/15/2024	2.430%	13,000,000	13,240,335
Subordinated Series 2019-4A Class C
08/15/2025	3.060%	4,225,000	4,384,328
Subordinated Series 2020-3A Class D
05/15/2026	2.270%	7,330,000	7,501,705
Subordinated Series 2020-3A Class E
07/15/2027	4.310%	3,000,000	3,130,916
Subordinated Series 2020-4A Class D
10/15/2026	1.640%	1,400,000	1,400,095
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	1.568%	10,000,000	9,927,080
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	8,836,041	8,794,992
Series 2019-2 Class A
08/15/2025	4.000%	10,952,265	10,901,417
Series 2019-3 Class A
10/15/2025	3.750%	12,028,692	11,973,977
Series 2019-7 Class A
01/15/2027	3.750%	11,688,529	11,642,795
Series 2020-1 Class A
01/16/2046	3.500%	14,087,692	14,049,399
Series 2020-2 Class A
02/15/2046	3.600%	8,014,617	7,992,336
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-T1 Class A
02/15/2046	3.500%	14,923,011	14,879,158
LendingClub Receivables Trust(a),(d),(e)
Series 2020-JPSL Class R
02/15/2025	0.000%	93,000	3,392,640
LL ABS Trust(a)
Series 2020-1A Class A
01/17/2028	2.330%	4,223,068	4,235,756
Lucali CLO Ltd.(a),(b),(c)
Series 2020-1A Class D
3-month USD LIBOR + 3.600% Floor 3.600% 01/15/2033	4.100%	9,750,000	9,754,855
Madison Park Funding XLVII Ltd.(a),(b)
Series 2020-47A Class D
3-month USD LIBOR + 4.000% Floor 4.000% 01/19/2034	4.246%	13,175,000	13,260,440
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	1.968%	20,000,000	19,923,140
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	1.568%	11,300,000	11,106,250
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	3.116%	14,000,000	14,000,350
Marlette Funding Trust(a)
Series 2019-1A Class B
04/16/2029	3.940%	11,039,000	11,089,279
Series 2020-2A Class D
09/16/2030	4.650%	4,145,000	4,425,361
Subordinated Series 2018-4A Class B
12/15/2028	4.210%	8,700,000	8,811,513
Subordinated Series 2020-2A Class C
09/16/2030	2.830%	7,300,000	7,490,567
NRZ Excess Spread-Collateralized Notes(a),(d)
Series 2020-PLS1 Class A
12/25/2025	3.844%	11,700,000	11,731,777
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	1.618%	20,375,000	20,051,975

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	57

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	1.666%	45,625,000	45,342,718
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	23,470,000	23,682,953
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	7.466%	1,967,443	1,812,641
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	1.368%	39,400,000	39,275,575
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	1.668%	20,000,000	19,679,780
Pagaya AI Debt Selection Trust(a),(d)
Series 2019-1 Class A
06/15/2026	3.690%	7,538,836	7,618,936
Pagaya AI Debt Selection Trust(a)
Series 2019-2 Class A2A
09/15/2026	3.929%	3,778,970	3,787,887
Series 2019-3 Class A
11/16/2026	3.821%	12,670,099	12,862,814
Series 2020-3 Class B
05/17/2027	3.220%	13,000,000	13,005,816
Prosper Marketplace Issuance Trust(a)
Series 2019-3A Class B
07/15/2025	3.590%	5,000,000	4,960,165
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	479,208	479,108
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	1,438,827	1,439,267
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	8,784,226	8,828,148
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	1.637%	28,000,000	27,657,728
SoFi Consumer Loan Program LLC(a)
Series 2017-5 Class A2
09/25/2026	2.780%	976,439	983,898
SoFi Consumer Loan Program Repack Trust(a),(d),(e),(f)
Series 2019-3 Class R1B
05/30/2028	0.000%	2,203,535	2,181,499
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-2 Class R1B
04/28/2028	0.000%	2,587,069	2,554,730
SoFi Consumer Loan Program Trust(a)
Series 2018-1 Class A2
02/25/2027	3.140%	1,278,514	1,283,185
Series 2019-2 Class A
04/25/2028	3.010%	1,450,289	1,462,221
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% Floor 1.370% 01/15/2030	1.607%	11,171,429	11,057,313
Theorem Funding Trust(a)
Series 2020-1A Class A
10/15/2026	2.480%	17,282,397	17,396,471
Series 2020-1A Class B
10/15/2026	3.950%	5,750,000	5,950,478
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	10,965,000	10,973,861
Upstart Pass-Through Trust(a),(c),(d)
Series 2021-ST1 Class A
02/20/2027	2.750%	14,810,000	14,810,000
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-3A Class D
11/15/2024	2.720%	15,300,000	15,685,035
Total Asset-Backed Securities — Non-Agency (Cost $837,306,113)			839,477,093

Commercial Mortgage-Backed Securities - Agency 1.7%

Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	52,500,000	57,842,085
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	11,877,789	12,972,172
Government National Mortgage Association(g),(h)
Series 2019-147 Class IO
06/16/2061	0.673%	182,704,449	12,206,905
Total Commercial Mortgage-Backed Securities - Agency (Cost $78,194,066)			83,021,162

Commercial Mortgage-Backed Securities - Non-Agency 6.7%

American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,239,063	2,420,471

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	2.409%	10,581,000	9,115,786
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.109%	3,950,000	3,217,300
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	2.699%	6,800,000	6,069,837
Subordinated Series 2019-DPLO Class D
1-month USD LIBOR + 1.840% Floor 1.840% 10/15/2034	1.999%	3,050,000	2,908,694
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	2.559%	6,310,000	5,513,655
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	1.959%	6,950,000	6,340,824
BX Trust(a),(b)
Series 2018-GW Class F
1-month USD LIBOR + 2.420% Floor 2.420% 05/15/2035	2.579%	13,450,000	12,626,744
Series 2018-GW Class G
1-month USD LIBOR + 2.920% Floor 2.920% 05/15/2035	3.079%	1,500,000	1,364,150
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	1.559%	5,600,000	5,502,099
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	1.659%	18,000,000	17,597,227
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.159%	20,800,000	19,916,747
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CLNY Trust(a),(b)
Series 2019-IKPR Class A
1-month USD LIBOR + 1.129% Floor 1.129% 11/15/2038	1.288%	11,400,000	11,045,180
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.880%	14,900,000	13,037,770
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.493% Floor 3.333% 11/15/2023	3.651%	3,150,000	3,138,265
COMM Mortgage Trust(a),(g)
Series 2020-CBM Class E
02/10/2037	3.633%	10,950,000	9,726,733
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.741% 11/15/2036	3.900%	3,800,000	3,648,325
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	4,200,000	3,467,268
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	19,065,000	13,959,410
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	17,500,000	11,377,187
Credit Suisse Mortgage Capital Trust(a)
Series 2014-USA Class A2
09/15/2037	3.953%	15,735,000	15,935,302
Hilton USA Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.194%	4,500,000	4,292,951
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	10,901,000	10,905,825
Invitation Homes Trust(a),(b)
Subordinated Series 2018-SFR3 Class E
1-month USD LIBOR + 2.000% Floor 2.000% 07/17/2037	2.159%	7,658,668	7,646,586
Morgan Stanley Capital I Trust(a),(g)
Series 2019-MEAD Class E
11/10/2036	3.177%	13,400,000	10,210,217
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2026	2.359%	6,600,000	6,601,977

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	59

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020-1NYP Class D
1-month USD LIBOR + 2.750% Floor 2.750% 01/15/2026	2.909%	4,150,000	4,151,230
Progress Residential 2020-SFR3 Trust(a)
Series 2020-SFR3 Class A
10/17/2027	1.294%	8,005,000	8,085,876
Progress Residential Trust(a)
Series 2019-SFR3 Class F
09/17/2036	3.867%	2,775,000	2,831,543
Series 2020-SFR1 Class E
04/17/2037	3.032%	19,775,000	20,103,552
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	12,185,000	12,197,821
Subordinated Series 2019-SFR4 Class F
10/17/2036	3.684%	1,735,000	1,769,073
Subordinated Series 2020-SFR2 Class E
06/17/2037	5.115%	5,900,000	6,283,124
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	2.259%	16,200,000	15,552,766
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	1.409%	10,469,000	10,324,724
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	3.059%	12,509,000	11,984,634
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class C
1-month USD LIBOR + 1.200% Floor 1.200% 12/15/2034	1.484%	9,000,000	7,996,569
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $331,463,156)			318,867,442

Corporate Bonds & Notes 26.6%

Aerospace & Defense 0.6%
Bombardier, Inc.(a)
10/15/2022	6.000%	425,000	416,928
12/01/2024	7.500%	1,211,000	1,160,204
04/15/2027	7.875%	91,000	83,669
Moog, Inc.(a)
12/15/2027	4.250%	503,000	526,026
Northrop Grumman Corp.
01/15/2028	3.250%	9,895,000	11,197,094
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Raytheon Technologies Corp.
07/01/2050	3.125%	4,490,000	4,934,871
TransDigm, Inc.(a)
12/15/2025	8.000%	876,000	966,972
03/15/2026	6.250%	3,629,000	3,867,207
TransDigm, Inc.
06/15/2026	6.375%	2,176,000	2,252,371
03/15/2027	7.500%	168,000	179,900
Subordinated
11/15/2027	5.500%	903,000	949,840
Total			26,535,082
Airlines 0.0%
Delta Air Lines, Inc.
01/15/2026	7.375%	816,000	934,883
Automotive 0.3%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	62,000	65,252
Clarios Global LP(a)
05/15/2025	6.750%	283,000	304,933
Ford Motor Co.
04/21/2023	8.500%	112,000	125,947
04/22/2025	9.000%	958,000	1,174,743
04/22/2030	9.625%	33,000	46,673
Ford Motor Credit Co. LLC
03/18/2021	3.336%	1,748,000	1,752,596
09/08/2024	3.664%	2,048,000	2,107,111
06/16/2025	5.125%	419,000	455,263
11/13/2025	3.375%	1,103,000	1,127,006
01/09/2027	4.271%	934,000	985,000
08/17/2027	4.125%	1,160,000	1,212,697
11/13/2030	4.000%	763,000	801,658
IAA Spinco, Inc.(a)
06/15/2027	5.500%	1,238,000	1,312,280
IHO Verwaltungs GmbH(a),(i)
09/15/2026	4.750%	635,000	658,724
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,503,000	1,545,695
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	311,000	333,633
05/15/2027	8.500%	1,231,000	1,335,558
Tenneco, Inc.(a)
01/15/2029	7.875%	285,000	319,998
Total			15,664,767
Banking 1.8%
Ally Financial, Inc.
11/01/2031	8.000%	156,000	229,028

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of America Corp.(j)
07/23/2031	1.898%	24,615,000	24,906,634
BBVA Bancomer SA(a),(j)
Subordinated
11/12/2029	5.350%	2,910,000	3,101,037
Citigroup, Inc.(j)
06/03/2031	2.572%	6,120,000	6,522,492
Goldman Sachs Group, Inc. (The)
02/07/2030	2.600%	8,375,000	9,010,413
JPMorgan Chase & Co.(j)
10/15/2030	2.739%	21,605,000	23,504,348
Morgan Stanley(j)
01/22/2031	2.699%	2,180,000	2,369,306
02/13/2032	1.794%	5,075,000	5,115,724
Wells Fargo & Co.
10/23/2026	3.000%	9,035,000	10,011,381
Total			84,770,363
Brokerage/Asset Managers/Exchanges 0.1%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	102,000	112,300
AG Issuer LLC(a)
03/01/2028	6.250%	100,000	101,779
NFP Corp.(a)
05/15/2025	7.000%	384,000	414,680
08/15/2028	6.875%	2,449,000	2,615,340
Total			3,244,099
Building Materials 0.6%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	1,938,000	2,016,898
01/15/2028	4.000%	976,000	1,014,201
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	1,528,000	1,563,975
11/15/2026	4.500%	661,000	688,365
Cemex SAB de CV(a)
11/19/2029	5.450%	19,663,000	21,586,011
Core & Main LP(a)
08/15/2025	6.125%	1,711,000	1,762,687
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	552,000	574,080
Interface, Inc.(a)
12/01/2028	5.500%	167,000	175,965
James Hardie International Finance DAC(a)
01/15/2025	4.750%	732,000	749,385
01/15/2028	5.000%	537,000	571,547
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
White Cap Buyer LLC(a)
10/15/2028	6.875%	398,000	424,535
Total			31,127,649
Cable and Satellite 1.2%
Cable One, Inc.(a)
11/15/2030	4.000%	417,000	433,519
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	2,032,000	2,154,652
05/01/2027	5.875%	901,000	938,176
03/01/2030	4.750%	1,837,000	1,982,323
08/15/2030	4.500%	3,681,000	3,922,773
02/01/2031	4.250%	834,000	878,773
05/01/2032	4.500%	1,013,000	1,081,435
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	1,272,000	1,591,691
03/01/2050	4.800%	12,551,000	14,906,708
04/01/2061	3.850%	1,390,000	1,402,937
Comcast Corp.
01/15/2051	2.800%	3,925,000	4,088,061
CSC Holdings LLC(a)
05/15/2026	5.500%	1,078,000	1,122,023
02/01/2028	5.375%	1,883,000	2,012,108
02/01/2029	6.500%	809,000	912,560
01/15/2030	5.750%	1,311,000	1,436,942
12/01/2030	4.125%	3,036,000	3,172,629
12/01/2030	4.625%	768,000	803,270
DISH DBS Corp.
11/15/2024	5.875%	427,000	447,497
07/01/2026	7.750%	2,576,000	2,883,655
07/01/2028	7.375%	561,000	599,644
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	564,000	581,591
09/15/2028	6.500%	1,064,000	1,124,089
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	157,000	162,745
08/01/2027	5.000%	704,000	747,135
07/01/2030	4.125%	798,000	849,324
Virgin Media Finance PLC(a)
07/15/2030	5.000%	1,729,000	1,800,100
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	36,000	37,470
05/15/2029	5.500%	1,029,000	1,116,363
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	1,193,000	1,258,272
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	740,000	778,054

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	61

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo BV(a)
01/15/2027	5.500%	522,000	547,110
01/15/2030	4.875%	1,527,000	1,604,913
Total			57,378,542
Chemicals 0.4%
Alpha 2 BV(a),(i)
06/01/2023	8.750%	409,000	412,773
Angus Chemical Co.(a)
02/15/2023	8.750%	644,000	648,843
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	407,000	413,324
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	709,000	711,981
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	1,305,000	1,386,668
CF Industries, Inc.
03/15/2034	5.150%	96,000	117,948
Element Solutions, Inc.(a)
09/01/2028	3.875%	1,329,000	1,367,382
HB Fuller Co.
10/15/2028	4.250%	403,000	413,877
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	397,000	438,689
INEOS Group Holdings SA(a)
08/01/2024	5.625%	1,072,000	1,087,822
Ingevity Corp.(a)
11/01/2028	3.875%	1,068,000	1,073,238
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	827,000	911,574
LYB International Finance III LLC
05/01/2050	4.200%	2,960,000	3,466,290
Minerals Technologies, Inc.(a)
07/01/2028	5.000%	314,000	328,865
Phosagro OAO Via Phosagro Bond Funding DAC(a)
11/03/2021	3.950%	705,000	721,216
PQ Corp.(a)
12/15/2025	5.750%	684,000	701,416
SPCM SA(a)
09/15/2025	4.875%	185,000	190,725
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	2,210,000	2,355,999
WR Grace & Co.(a)
06/15/2027	4.875%	1,461,000	1,553,515
Total			18,302,145
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.1%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	1,328,000	1,341,878
Herc Holdings, Inc.(a)
07/15/2027	5.500%	295,000	315,156
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	406,000	417,609
United Rentals North America, Inc.
09/15/2026	5.875%	584,000	618,064
05/15/2027	5.500%	939,000	1,005,343
07/15/2030	4.000%	127,000	133,894
02/15/2031	3.875%	427,000	448,683
Total			4,280,627
Consumer Cyclical Services 0.2%
APX Group, Inc.
12/01/2022	7.875%	441,000	441,885
09/01/2023	7.625%	336,000	348,772
11/01/2024	8.500%	511,000	538,532
Arches Buyer, Inc.(a)
06/01/2028	4.250%	335,000	339,340
12/01/2028	6.125%	200,000	206,494
ASGN, Inc.(a)
05/15/2028	4.625%	855,000	890,002
Expedia Group, Inc.(a)
05/01/2025	6.250%	60,000	69,587
05/01/2025	7.000%	30,000	32,925
Frontdoor, Inc.(a)
08/15/2026	6.750%	1,424,000	1,520,437
Match Group, Inc.(a)
06/01/2028	4.625%	219,000	229,614
02/15/2029	5.625%	157,000	171,129
Staples, Inc.(a)
04/15/2026	7.500%	638,000	665,606
04/15/2027	10.750%	63,000	62,615
Uber Technologies, Inc.(a)
05/15/2025	7.500%	1,478,000	1,595,316
01/15/2028	6.250%	445,000	483,901
Total			7,596,155
Consumer Products 0.2%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	627,000	671,191
Energizer Holdings, Inc.(a)
01/15/2027	7.750%	254,000	282,234
06/15/2028	4.750%	813,000	855,484
03/31/2029	4.375%	907,000	939,160

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mattel, Inc.(a)
12/31/2025	6.750%	1,019,000	1,075,619
12/15/2027	5.875%	958,000	1,063,638
Mattel, Inc.
11/01/2041	5.450%	61,000	66,977
Newell Brands, Inc.
06/01/2025	4.875%	796,000	874,759
Prestige Brands, Inc.(a)
03/01/2024	6.375%	464,000	474,283
01/15/2028	5.125%	470,000	500,408
Scotts Miracle-Gro Co. (The)
12/15/2026	5.250%	116,000	122,532
10/15/2029	4.500%	69,000	74,250
Spectrum Brands, Inc.
07/15/2025	5.750%	462,000	477,006
Valvoline, Inc.
08/15/2025	4.375%	413,000	426,570
Valvoline, Inc.(a)
02/15/2030	4.250%	212,000	224,961
Valvoline, Inc.(a),(c)
06/15/2031	3.625%	442,000	453,284
Total			8,582,356
Diversified Manufacturing 0.5%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	403,000	418,522
06/30/2028	4.125%	633,000	659,119
Carrier Global Corp.
04/05/2040	3.377%	10,720,000	11,754,653
CFX Escrow Corp.(a)
02/15/2024	6.000%	86,000	89,118
02/15/2026	6.375%	1,012,000	1,082,345
Gates Global LLC/Co.(a)
01/15/2026	6.250%	1,883,000	1,983,586
MTS Systems Corp.(a)
08/15/2027	5.750%	531,000	575,801
Resideo Funding, Inc.(a)
11/01/2026	6.125%	1,386,000	1,461,761
SPX FLOW, Inc.(a)
08/15/2026	5.875%	831,000	867,721
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	607,000	656,571
Vertical Holdco GmbH(a)
07/15/2028	7.625%	317,000	345,938
WESCO Distribution, Inc.
06/15/2024	5.375%	362,000	371,144
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	1,257,000	1,382,046
06/15/2028	7.250%	758,000	861,153
Total			22,509,478
Electric 3.3%
AEP Texas, Inc.
01/15/2050	3.450%	6,785,000	7,718,332
Appalachian Power Co.
05/15/2044	4.400%	10,365,000	12,835,679
Calpine Corp.(a)
06/01/2026	5.250%	297,000	307,396
02/15/2028	4.500%	2,332,000	2,435,632
03/15/2028	5.125%	642,000	676,061
02/01/2029	4.625%	164,000	168,327
02/01/2031	5.000%	205,000	213,846
Clearway Energy Operating LLC
10/15/2025	5.750%	323,000	340,360
09/15/2026	5.000%	1,863,000	1,934,177
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	1,602,000	1,715,330
CMS Energy Corp.
03/01/2024	3.875%	4,145,000	4,515,953
11/15/2025	3.600%	585,000	655,334
02/15/2027	2.950%	619,000	671,270
03/31/2043	4.700%	640,000	820,065
Consolidated Edison Co. of New York, Inc.
06/15/2047	3.875%	9,180,000	10,852,237
DTE Energy Co.
10/01/2026	2.850%	18,977,000	20,840,944
Emera U.S. Finance LP
06/15/2046	4.750%	13,116,000	16,747,382
Eversource Energy
01/15/2028	3.300%	6,983,000	7,835,771
Georgia Power Co.
03/15/2042	4.300%	2,815,000	3,568,011
01/30/2050	3.700%	1,885,000	2,286,684
Indiana Michigan Power Co.
07/01/2047	3.750%	1,322,000	1,578,812
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	187,000	200,501
09/15/2027	4.500%	598,000	666,964
NRG Energy, Inc.
01/15/2027	6.625%	504,000	532,547
01/15/2028	5.750%	43,000	46,928
NRG Energy, Inc.(a)
02/15/2029	3.375%	585,000	598,765
06/15/2029	5.250%	2,455,000	2,698,686
02/15/2031	3.625%	1,170,000	1,204,186

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	63

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PacifiCorp
02/15/2050	4.150%	3,910,000	5,099,952
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	289,000	305,171
PG&E Corp.
07/01/2028	5.000%	175,000	186,964
07/01/2030	5.250%	323,000	355,942
San Diego Gas & Electric Co.
04/15/2050	3.320%	4,235,000	4,825,917
Southern Co. (The)
07/01/2046	4.400%	5,365,000	6,750,129
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	249,000	279,636
01/15/2030	4.750%	981,000	1,054,406
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	153,000	159,717
02/15/2027	5.625%	475,000	504,972
07/31/2027	5.000%	1,447,000	1,541,412
Xcel Energy, Inc.
06/15/2028	4.000%	7,385,000	8,694,096
06/01/2030	3.400%	20,370,000	23,406,927
Total			157,831,421
Environmental 0.1%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	103,000	108,751
07/15/2029	5.125%	72,000	78,729
GFL Environmental, Inc.(a)
06/01/2025	4.250%	584,000	607,187
08/01/2025	3.750%	672,000	689,032
12/15/2026	5.125%	874,000	931,061
05/01/2027	8.500%	1,521,000	1,692,544
08/01/2028	4.000%	634,000	639,640
09/01/2028	3.500%	962,000	979,108
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	30,000	30,587
Total			5,756,639
Finance Companies 1.0%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	30,980,000	36,973,905
Global Aircraft Leasing Co., Ltd.(a),(i)
09/15/2024	6.500%	471,493	420,758
Navient Corp.
06/15/2022	6.500%	1,347,000	1,421,473
01/25/2023	5.500%	494,000	518,887
06/15/2026	6.750%	516,000	561,886
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	1,329,000	1,345,407
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	968,000	987,369
03/01/2031	3.875%	1,220,000	1,265,155
SLM Corp.
10/29/2025	4.200%	529,000	559,281
Springleaf Finance Corp.
03/15/2024	6.125%	996,000	1,089,051
03/15/2025	6.875%	876,000	1,018,333
06/01/2025	8.875%	129,000	145,854
Total			46,307,359
Food and Beverage 2.1%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	26,021,000	33,810,801
Bacardi Ltd.(a)
05/15/2048	5.300%	12,480,000	17,239,401
Chobani LLC/Finance Corp., Inc.(a)
11/15/2028	4.625%	350,000	355,152
Conagra Brands, Inc.
11/01/2048	5.400%	8,300,000	11,836,937
Cott Holdings, Inc.(a)
04/01/2025	5.500%	838,000	865,893
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,668,000	1,713,560
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	2,256,000	2,474,365
JBS USA LUX SA/Food Co./Finance, Inc.(a)
01/15/2030	5.500%	496,000	569,366
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	17,820,000	19,204,133
Lamb Weston Holdings, Inc.(a)
05/15/2028	4.875%	129,000	144,772
Mondelez International, Inc.
04/13/2030	2.750%	1,885,000	2,070,073
Performance Food Group, Inc.(a)
05/01/2025	6.875%	950,000	1,017,450
Pilgrim’s Pride Corp.(a)
03/15/2025	5.750%	953,000	977,927
09/30/2027	5.875%	971,000	1,052,706
Post Holdings, Inc.(a)
08/15/2026	5.000%	1,344,000	1,389,801
03/01/2027	5.750%	2,645,000	2,801,372
01/15/2028	5.625%	176,000	188,003
04/15/2030	4.625%	1,406,000	1,478,896
Total			99,190,608

The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.4%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	107,000	118,895
Boyd Gaming Corp.
04/01/2026	6.375%	25,000	25,934
08/15/2026	6.000%	672,000	699,351
12/01/2027	4.750%	692,000	718,304
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	1,101,000	1,111,393
CCM Merger, Inc.(a)
05/01/2026	6.375%	290,000	306,195
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	878,000	929,919
07/01/2025	6.250%	982,000	1,045,606
07/01/2027	8.125%	1,214,000	1,343,685
International Game Technology PLC(a)
02/15/2022	6.250%	475,000	487,051
02/15/2025	6.500%	1,222,000	1,366,509
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	905,000	968,893
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	1,114,000	1,200,410
02/01/2027	5.750%	496,000	556,268
Scientific Games International, Inc.(a)
07/01/2025	8.625%	203,000	222,367
10/15/2025	5.000%	2,124,000	2,190,571
03/15/2026	8.250%	620,000	667,710
05/15/2028	7.000%	204,000	219,007
11/15/2029	7.250%	1,255,000	1,375,432
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	177,000	186,558
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	770,000	799,325
02/15/2027	3.750%	242,000	247,388
12/01/2029	4.625%	107,000	114,995
08/15/2030	4.125%	189,000	199,409
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	311,000	324,701
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	518,000	560,842
Total			17,986,718
Health Care 1.7%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	618,000	632,626
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	636,000	683,750
04/15/2029	5.000%	1,073,000	1,144,899
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Avantor Funding, Inc.(a)
07/15/2028	4.625%	1,043,000	1,109,502
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	1.255%	10,234,000	10,312,306
Becton Dickinson and Co.
06/06/2024	3.363%	4,750,000	5,152,525
05/20/2030	2.823%	5,850,000	6,433,424
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	2,356,000	2,398,209
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	216,000	226,131
05/01/2028	4.250%	91,000	95,514
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	804,000	846,312
03/15/2026	8.000%	691,000	746,860
03/15/2027	5.625%	279,000	299,751
01/15/2029	6.000%	139,000	150,034
Cigna Corp.
12/15/2048	4.900%	5,645,000	7,762,645
CVS Health Corp.
03/25/2048	5.050%	17,240,000	23,308,853
Encompass Health Corp.
02/01/2028	4.500%	932,000	976,407
02/01/2030	4.750%	120,000	128,441
04/01/2031	4.625%	16,000	16,965
HCA, Inc.
02/01/2025	5.375%	189,000	212,391
09/01/2028	5.625%	501,000	590,973
02/01/2029	5.875%	779,000	937,925
09/01/2030	3.500%	492,000	520,208
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	707,000	725,335
09/15/2027	4.375%	546,000	577,834
Hologic, Inc.(a)
02/15/2029	3.250%	374,000	381,530
IQVIA, Inc.(a)
05/15/2027	5.000%	613,000	652,221
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	381,000	404,563
02/01/2028	7.250%	88,000	92,832
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	650,000	679,132
Select Medical Corp.(a)
08/15/2026	6.250%	1,875,000	2,016,479
Syneos Health, Inc.(a)
01/15/2029	3.625%	345,000	345,841
Teleflex, Inc.(a)
06/01/2028	4.250%	830,000	882,227

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	65

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.
06/15/2023	6.750%	289,000	310,231
07/15/2024	4.625%	482,000	493,807
05/01/2025	5.125%	257,000	261,937
08/01/2025	7.000%	499,000	515,780
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	803,000	878,784
01/01/2026	4.875%	495,000	517,278
02/01/2027	6.250%	1,089,000	1,148,004
11/01/2027	5.125%	1,581,000	1,675,980
06/15/2028	4.625%	153,000	160,959
10/01/2028	6.125%	1,792,000	1,865,864
Total			79,273,269
Healthcare Insurance 0.2%
Centene Corp.
01/15/2025	4.750%	212,000	217,604
01/15/2025	4.750%	133,000	136,452
12/15/2027	4.250%	480,000	510,890
12/15/2029	4.625%	1,978,000	2,193,485
02/15/2030	3.375%	430,000	452,282
10/15/2030	3.000%	1,235,000	1,305,164
Centene Corp.(a)
06/01/2026	5.375%	745,000	784,895
08/15/2026	5.375%	358,000	378,545
UnitedHealth Group, Inc.
10/15/2047	3.750%	3,220,000	4,002,820
Total			9,982,137
Home Construction 0.1%
Meritage Homes Corp.
04/01/2022	7.000%	439,000	466,218
06/01/2025	6.000%	607,000	687,449
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	159,000	164,373
04/01/2029	4.750%	700,000	721,845
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	191,000	216,185
08/01/2030	5.125%	1,127,000	1,262,027
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	623,000	659,586
TRI Pointe Group, Inc.
06/15/2028	5.700%	324,000	366,129
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	314,000	342,091
Total			4,885,903
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.9%
Apache Corp.
11/15/2025	4.625%	333,000	350,683
11/15/2027	4.875%	780,000	825,625
02/01/2042	5.250%	723,000	778,785
04/15/2043	4.750%	120,000	124,474
01/15/2044	4.250%	424,000	418,176
Callon Petroleum Co.
10/01/2024	6.125%	130,000	74,485
07/01/2026	6.375%	1,050,000	543,299
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,485,000	5,038,761
06/30/2033	6.450%	1,795,000	2,352,836
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	33,000	21,333
CNX Resources Corp.(a)
03/14/2027	7.250%	1,279,000	1,373,935
01/15/2029	6.000%	267,000	273,893
Comstock Resources, Inc.
08/15/2026	9.750%	175,000	189,607
08/15/2026	9.750%	153,000	163,251
Continental Resources, Inc.(a)
01/15/2031	5.750%	638,000	708,386
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	1,422,000	1,450,572
Double Eagle III Midco 1 LLC/Finance Corp.(a)
12/15/2025	7.750%	1,343,000	1,422,967
Encana Corp.
08/15/2034	6.500%	39,000	44,891
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	1,083,000	1,160,449
01/30/2028	5.750%	1,045,000	1,124,176
Energuate Trust(a)
05/03/2027	5.875%	3,755,000	3,971,331
EQT Corp.
10/01/2027	3.900%	1,537,000	1,524,061
01/15/2029	5.000%	561,000	591,279
EQT Corp.(j)
02/01/2030	8.750%	321,000	393,834
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	722,000	727,765
11/01/2028	6.250%	50,000	51,151
Matador Resources Co.
09/15/2026	5.875%	2,084,000	2,041,543
Newfield Exploration Co.
07/01/2024	5.625%	198,000	211,885
01/01/2026	5.375%	487,000	522,438

The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Occidental Petroleum Corp.
08/15/2024	2.900%	1,332,000	1,283,830
07/15/2025	8.000%	494,000	562,037
08/15/2029	3.500%	1,415,000	1,294,186
09/01/2030	6.625%	1,880,000	2,040,311
01/01/2031	6.125%	352,000	376,812
09/15/2036	6.450%	539,000	561,979
03/15/2046	6.600%	1,627,000	1,650,448
08/15/2049	4.400%	682,000	574,622
Ovintiv, Inc.
11/01/2031	7.200%	90,000	105,814
Parsley Energy LLC/Finance Corp.(a)
02/15/2028	4.125%	922,000	982,927
QEP Resources, Inc.
03/01/2026	5.625%	278,000	304,956
SM Energy Co.
09/15/2026	6.750%	550,000	448,137
01/15/2027	6.625%	951,000	753,682
WPX Energy, Inc.
09/15/2024	5.250%	350,000	381,037
06/15/2028	5.875%	230,000	250,676
01/15/2030	4.500%	941,000	998,001
Total			41,045,326
Integrated Energy 0.1%
Cenovus Energy, Inc.
07/15/2025	5.375%	718,000	809,366
11/15/2039	6.750%	555,000	723,457
Lukoil International Finance BV(a)
04/24/2023	4.563%	2,256,000	2,420,316
Total			3,953,139
Leisure 0.2%
Carnival Corp.(a)
03/01/2026	7.625%	489,000	532,700
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	482,000	484,686
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	412,000	430,396
10/01/2028	6.500%	1,073,000	1,161,521
Cinemark USA, Inc.
06/01/2023	4.875%	1,346,000	1,284,290
Cinemark USA, Inc.(a)
05/01/2025	8.750%	306,000	333,760
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	92,000	93,208
03/15/2026	5.625%	206,000	212,020
05/15/2027	6.500%	614,000	686,934
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCL Corp Ltd.(a)
03/15/2026	5.875%	329,000	345,274
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	320,000	347,991
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	390,000	345,868
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%	443,000	458,789
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	1,062,000	1,063,057
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	138,000	149,724
Viking Cruises Ltd.(a)
09/15/2027	5.875%	504,000	492,879
VOC Escrow Ltd.(a)
02/15/2028	5.000%	77,000	76,001
Total			8,499,098
Life Insurance 0.7%
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
10/15/2070	3.729%	2,810,000	3,137,328
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	4,984,000	5,525,227
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	992,000	1,337,772
05/15/2047	4.270%	6,800,000	8,472,579
05/15/2050	3.300%	3,705,000	4,065,829
Voya Financial, Inc.
06/15/2026	3.650%	6,161,000	7,041,312
06/15/2046	4.800%	4,816,000	6,082,600
Total			35,662,647
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	138,000	147,446
05/01/2028	5.750%	152,000	165,957
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	673,000	698,052
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	671,000	697,488
Total			1,708,943
Media and Entertainment 0.4%
Clear Channel International BV(a)
08/01/2025	6.625%	642,000	676,143

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	67

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	851,000	862,611
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	1,400,000	1,431,627
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	510,000	414,425
08/15/2027	6.625%	193,000	116,749
Discovery Communications LLC
05/15/2049	5.300%	1,777,000	2,355,198
iHeartCommunications, Inc.
05/01/2026	6.375%	142,350	152,052
05/01/2027	8.375%	2,140,774	2,283,168
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	844,000	889,422
01/15/2028	4.750%	569,000	583,791
Lamar Media Corp.
02/15/2028	3.750%	138,000	141,823
01/15/2029	4.875%	146,000	155,406
Netflix, Inc.
04/15/2028	4.875%	1,215,000	1,370,428
11/15/2028	5.875%	1,005,000	1,204,069
05/15/2029	6.375%	1,124,000	1,393,959
Netflix, Inc.(a)
11/15/2029	5.375%	379,000	446,330
06/15/2030	4.875%	276,000	317,787
Nexstar Broadcasting, Inc.(a)
11/01/2028	4.750%	642,000	672,216
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	453,000	492,593
10/01/2030	5.875%	506,000	572,529
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	577,000	591,994
03/15/2030	4.625%	321,000	327,156
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	170,000	176,877
01/15/2031	5.375%	328,000	344,043
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	105,000	109,709
TEGNA, Inc.(a)
03/15/2026	4.750%	176,000	187,561
TEGNA, Inc.
09/15/2029	5.000%	662,000	699,408
Twitter, Inc.(a)
12/15/2027	3.875%	233,000	248,082
Total			19,217,156
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.3%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	336,000	350,085
09/30/2026	7.000%	500,000	533,722
Constellium NV(a)
05/15/2024	5.750%	290,000	295,730
03/01/2025	6.625%	157,000	160,410
02/15/2026	5.875%	1,896,000	1,944,941
Constellium SE(a)
06/15/2028	5.625%	1,896,000	2,038,571
Freeport-McMoRan, Inc.
09/01/2029	5.250%	929,000	1,032,645
08/01/2030	4.625%	1,121,000	1,235,004
03/15/2043	5.450%	1,964,000	2,445,675
Hudbay Minerals, Inc.(a)
01/15/2025	7.625%	992,000	1,032,396
04/01/2029	6.125%	1,409,000	1,523,693
Novelis Corp.(a)
09/30/2026	5.875%	2,035,000	2,131,265
01/30/2030	4.750%	1,806,000	1,946,269
Total			16,670,406
Midstream 1.8%
Cheniere Energy Partners LP
10/01/2026	5.625%	408,000	425,599
10/01/2029	4.500%	842,000	889,873
Cheniere Energy, Inc.(a)
10/15/2028	4.625%	1,275,000	1,343,123
DCP Midstream Operating LP
03/15/2023	3.875%	105,000	108,598
05/15/2029	5.125%	1,062,000	1,178,637
04/01/2044	5.600%	381,000	392,644
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	297,000	291,781
Enterprise Products Operating LLC
01/31/2060	3.950%	2,320,000	2,589,142
EQM Midstream Partners LP(a)
07/01/2025	6.000%	354,000	387,424
07/01/2027	6.500%	688,000	773,978
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2040	3.250%	1,925,000	2,032,674
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	41,000	39,847
02/01/2028	7.750%	693,000	664,610
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	1,552,000	1,563,976
Kinder Morgan, Inc.
02/15/2046	5.050%	8,435,000	10,273,375

The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MPLX LP
04/15/2048	4.700%	6,430,000	7,636,262
NuStar Logistics LP
10/01/2025	5.750%	382,000	405,844
06/01/2026	6.000%	624,000	674,561
04/28/2027	5.625%	345,000	368,154
10/01/2030	6.375%	1,173,000	1,326,829
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	18,015,000	18,766,921
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	418,000	419,175
Sunoco LP/Finance Corp.
02/15/2026	5.500%	361,000	371,481
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2025	7.500%	186,000	200,606
03/01/2027	6.000%	228,000	236,319
01/15/2028	5.500%	241,000	246,121
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	839,000	881,263
01/15/2028	5.000%	1,240,000	1,308,105
01/15/2029	6.875%	208,000	234,051
03/01/2030	5.500%	2,170,000	2,353,983
Targa Resources Partners LP/Finance Corp.(a)
02/01/2031	4.875%	565,000	615,028
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	610,000	614,480
Western Gas Partners LP
08/15/2048	5.500%	8,000,000	7,847,395
Williams Companies, Inc. (The)
09/15/2045	5.100%	16,620,000	20,685,003
Total			88,146,862
Natural Gas 0.6%
NiSource, Inc.
05/01/2030	3.600%	5,900,000	6,837,825
02/15/2043	5.250%	990,000	1,355,134
05/15/2047	4.375%	14,315,000	18,232,236
Sempra Energy
06/15/2027	3.250%	637,000	710,914
Total			27,136,109
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	519,000	521,806
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	227,000	236,297
Nabors Industries Ltd.(a)
01/15/2026	7.250%	367,000	257,108
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	145,860	123,914
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	82,680	78,479
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	121,000	110,032
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	783,899	713,348
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	233,000	244,413
Total			2,285,397
Other Industry 0.0%
Booz Allen Hamilton, Inc.(a)
09/01/2028	3.875%	369,000	380,635
Hillenbrand, Inc.
06/15/2025	5.750%	1,007,000	1,093,590
Total			1,474,225
Other REIT 0.1%
Hospitality Properties Trust
03/15/2024	4.650%	476,000	471,677
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%	1,068,000	1,074,153
10/01/2025	5.250%	1,382,000	1,375,683
02/01/2027	4.250%	67,000	65,889
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	824,000	880,248
Service Properties Trust
10/01/2024	4.350%	221,000	218,875
12/15/2027	5.500%	292,000	318,721
Total			4,405,246
Packaging 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	777,000	804,957
08/15/2026	4.125%	1,131,000	1,179,860
08/15/2027	5.250%	842,000	883,321
08/15/2027	5.250%	419,000	438,384
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	144,000	154,605
Berry Global, Inc.(a)
02/15/2026	4.500%	1,074,000	1,099,365
BWAY Holding Co.(a)
04/15/2024	5.500%	637,000	649,028
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	474,000	478,783

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	69

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	1,182,000	1,248,964
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	472,000	498,811
08/15/2027	8.500%	1,193,000	1,315,705
Total			8,751,783
Pharmaceuticals 1.2%
AbbVie, Inc.
06/15/2044	4.850%	7,435,000	9,812,466
11/21/2049	4.250%	14,605,000	18,370,127
Amgen, Inc.
02/21/2050	3.375%	12,605,000	14,068,510
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	952,000	980,870
11/01/2025	5.500%	436,000	450,814
04/01/2026	9.250%	1,169,000	1,305,397
01/31/2027	8.500%	883,000	982,471
08/15/2027	5.750%	1,428,000	1,535,478
01/30/2028	5.000%	889,000	915,534
02/15/2029	5.000%	353,000	362,930
02/15/2029	6.250%	1,522,000	1,651,648
01/30/2030	5.250%	155,000	162,494
02/15/2031	5.250%	515,000	537,940
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	1,017,000	1,031,509
07/15/2027	5.000%	57,000	60,171
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	762,000	849,030
06/30/2028	6.000%	825,000	686,422
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%	877,000	925,156
06/15/2028	5.000%	368,000	396,036
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	1,420,000	1,533,394
Total			56,618,397
Property & Casualty 0.1%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	1,452,000	1,478,746
10/15/2027	6.750%	1,346,000	1,437,503
AssuredPartners, Inc.(a)
01/15/2029	5.625%	810,000	844,609
HUB International Ltd.(a)
05/01/2026	7.000%	1,435,000	1,500,156
MGIC Investment Corp.
08/15/2028	5.250%	107,000	114,427
Radian Group, Inc.
03/15/2025	6.625%	43,000	48,747
03/15/2027	4.875%	732,000	803,715
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
USI, Inc.(a)
05/01/2025	6.875%	146,000	149,704
Total			6,377,607
Railroads 0.1%
Union Pacific Corp.
02/05/2070	3.750%	6,110,000	7,304,034
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	635,000	647,661
04/15/2025	5.750%	101,000	108,280
01/15/2028	3.875%	139,000	141,486
10/15/2030	4.000%	647,000	655,631
IRB Holding Corp.(a)
06/15/2025	7.000%	1,401,000	1,528,575
02/15/2026	6.750%	1,906,000	1,972,714
Yum! Brands, Inc.(a)
04/01/2025	7.750%	470,000	520,586
Yum! Brands, Inc.
03/15/2031	3.625%	490,000	496,677
Total			6,071,610
Retailers 0.4%
Asbury Automotive Group, Inc.
03/01/2028	4.500%	561,000	586,039
03/01/2030	4.750%	82,000	87,695
Burlington Coat Factory Warehouse Corp.(a)
04/15/2025	6.250%	51,000	54,343
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	224,000	230,668
Hanesbrands, Inc.(a)
05/15/2025	5.375%	606,000	642,334
L Brands, Inc.(a)
07/01/2025	6.875%	410,000	444,893
07/01/2025	9.375%	105,000	128,894
10/01/2030	6.625%	850,000	939,145
L Brands, Inc.
06/15/2029	7.500%	130,000	144,381
11/01/2035	6.875%	431,000	483,490
Lowe’s Companies, Inc.
05/03/2047	4.050%	7,035,000	8,795,452
10/15/2050	3.000%	2,280,000	2,445,521
Michaels Stores, Inc.(a)
07/15/2027	8.000%	175,000	189,346
Penske Automotive Group, Inc.
09/01/2025	3.500%	119,000	120,982

The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PetSmart, Inc.(a)
03/15/2023	7.125%	1,203,000	1,203,044
06/01/2025	5.875%	664,000	681,128
Total			17,177,355
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC
03/15/2025	5.750%	33,000	34,009
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	171,000	190,927
02/15/2028	5.875%	648,000	705,243
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	524,000	532,150
01/15/2027	4.625%	1,436,000	1,525,796
02/15/2030	4.875%	1,249,000	1,374,406
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	233,000	246,054
Total			4,608,585
Technology 2.0%
Apple, Inc.
05/11/2050	2.650%	7,370,000	7,833,205
Ascend Learning LLC(a)
08/01/2025	6.875%	1,343,000	1,382,571
08/01/2025	6.875%	242,000	249,644
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	328,000	354,192
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	641,000	655,861
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	202,000	219,181
03/01/2026	9.125%	62,000	66,699
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	21,230,000	23,817,579
Broadcom, Inc.
11/15/2030	4.150%	3,715,000	4,295,618
Camelot Finance SA(a)
11/01/2026	4.500%	424,000	442,783
CDK Global, Inc.
06/01/2027	4.875%	205,000	216,739
CDK Global, Inc.(a)
05/15/2029	5.250%	408,000	450,806
CommScope Technologies LLC(a)
06/15/2025	6.000%	455,000	465,191
Gartner, Inc.(a)
07/01/2028	4.500%	458,000	483,460
10/01/2030	3.750%	1,035,000	1,089,801
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intel Corp.
05/11/2047	4.100%	9,544,000	12,070,570
Iron Mountain, Inc.(a)
07/15/2028	5.000%	312,000	330,653
09/15/2029	4.875%	139,000	146,626
07/15/2030	5.250%	1,611,000	1,743,534
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	1,609,000	1,684,826
Microchip Technology, Inc.(a)
09/01/2025	4.250%	1,048,000	1,107,758
NCR Corp.(a)
04/15/2025	8.125%	395,000	439,295
09/01/2027	5.750%	211,000	223,930
10/01/2028	5.000%	1,123,000	1,182,939
09/01/2029	6.125%	570,000	632,236
10/01/2030	5.250%	451,000	484,488
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	2,090,000	2,374,358
Oracle Corp.
04/01/2050	3.600%	14,120,000	16,483,159
Plantronics, Inc.(a)
05/31/2023	5.500%	2,339,000	2,346,551
PTC, Inc.(a)
02/15/2025	3.625%	484,000	498,037
02/15/2028	4.000%	105,000	110,153
QualityTech LP/QTS Finance Corp.(a)
10/01/2028	3.875%	1,813,000	1,844,766
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	39,000	41,571
11/15/2026	8.250%	1,051,000	1,149,381
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	239,000	284,883
09/01/2025	7.375%	1,030,000	1,120,473
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	788,000	816,216
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	414,000	429,394
Switch Ltd.(a)
09/15/2028	3.750%	221,000	224,950
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	625,000	663,650
06/01/2025	6.750%	628,000	647,963
Tencent Holdings Ltd.(a)
06/03/2050	3.240%	4,250,000	4,412,179
Verscend Escrow Corp.(a)
08/15/2026	9.750%	1,588,000	1,726,135
Total			97,244,004

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	71

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.4%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	223,000	225,496
07/15/2027	5.750%	234,000	237,863
ERAC USA Finance LLC(a)
12/01/2026	3.300%	7,985,000	8,864,986
FedEx Corp.
04/01/2046	4.550%	7,030,000	8,976,244
XPO Logistics, Inc.(a)
06/15/2022	6.500%	212,000	212,547
Total			18,517,136
Wireless 0.7%
Altice France Holding SA(a)
05/15/2027	10.500%	404,000	455,965
02/15/2028	6.000%	1,298,000	1,320,454
Altice France SA(a)
05/01/2026	7.375%	873,000	918,271
02/01/2027	8.125%	290,000	319,569
01/15/2028	5.500%	2,609,000	2,726,508
American Tower Corp.
08/15/2029	3.800%	10,590,000	12,295,467
SBA Communications Corp.
09/01/2024	4.875%	931,000	955,381
SBA Communications Corp.(a)
02/15/2027	3.875%	1,197,000	1,253,311
Sprint Capital Corp.
03/15/2032	8.750%	679,000	1,074,898
Sprint Corp.
02/15/2025	7.625%	1,682,000	2,012,943
03/01/2026	7.625%	1,011,000	1,254,869
T-Mobile USA, Inc.
01/15/2026	6.500%	1,084,000	1,122,352
02/01/2028	4.750%	553,000	594,134
T-Mobile USA, Inc.(a)
04/15/2030	3.875%	390,000	450,876
02/15/2041	3.000%	5,455,000	5,640,105
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	814,000	833,011
Total			33,228,114
Wirelines 1.3%
AT&T, Inc.(a)
09/15/2055	3.550%	21,596,000	21,689,872
12/01/2057	3.800%	5,571,000	5,819,067
Cablevision Lightpath LLC(a)
09/15/2028	5.625%	429,000	447,727
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CenturyLink, Inc.
03/15/2022	5.800%	960,000	1,007,887
12/01/2023	6.750%	552,000	614,277
04/01/2025	5.625%	1,124,000	1,220,253
CenturyLink, Inc.(a)
12/15/2026	5.125%	740,000	780,971
02/15/2027	4.000%	726,000	745,924
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	1,456,000	1,463,483
03/01/2028	6.125%	1,133,000	1,200,676
Telecom Italia Capital SA
09/30/2034	6.000%	119,000	144,866
Telefonica Emisiones SAU
03/06/2048	4.895%	4,060,000	5,033,978
Verizon Communications, Inc.
09/21/2028	4.329%	7,490,000	9,005,386
08/10/2033	4.500%	11,250,000	14,190,494
Total			63,364,861
Total Corporate Bonds & Notes (Cost $1,153,755,666)			1,271,608,240

Foreign Government Obligations(k),(l) 3.5%

Belarus 0.0%
Republic of Belarus International Bond(a)
02/28/2023	6.875%	1,365,000	1,428,099
Canada 0.0%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	167,000	176,556
06/01/2027	5.250%	956,000	1,020,121
Total			1,196,677
Colombia 0.5%
Colombia Government International Bond
05/15/2049	5.200%	9,733,000	12,323,040
Ecopetrol SA
04/29/2030	6.875%	8,700,000	11,214,269
Total			23,537,309
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/25/2027	5.950%	1,630,000	1,924,242
Egypt 0.1%
Egypt Government International Bond(a)
01/31/2047	8.500%	2,105,000	2,390,340

The accompanying Notes to Financial Statements are an integral part of this statement.
72	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Foreign Government Obligations(k),(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Honduras 0.1%
Honduras Government International Bond(a)
03/15/2024	7.500%		3,545,000	3,965,587
03/15/2024	7.500%		2,256,000	2,523,657
Total				6,489,244
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%		4,650,000	4,987,883
Indonesia 0.5%
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%		708,000	783,896
05/15/2030	5.450%		3,550,000	4,280,545
PT Pertamina Persero(a)
05/30/2044	6.450%		3,400,000	4,625,376
01/21/2050	4.175%		11,536,000	12,470,303
Total				22,160,120
Ivory Coast 0.3%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	10,000,000	13,474,348
Mexico 0.8%
Petroleos Mexicanos
09/21/2047	6.750%		15,529,000	14,547,602
01/28/2060	6.950%		22,920,000	21,562,007
Total				36,109,609
Netherlands 0.1%
Equate Petrochemical BV(a)
03/03/2022	3.000%		2,256,000	2,301,782
Qatar 0.1%
Qatar Government International Bond(a)
03/14/2049	4.817%		5,000,000	6,828,408
Romania 0.3%
Romanian Government International Bond(a)
05/26/2028	2.875%	EUR	9,400,000	12,893,851
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%		2,740,000	3,135,996
Saudi Arabia 0.1%
Saudi Government International Bond(a)
04/17/2049	5.000%		5,250,000	6,891,156
Senegal 0.0%
Senegal Government International Bond(a)
05/23/2033	6.250%		1,775,000	1,994,658
Foreign Government Obligations(k),(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2029	4.850%	5,000,000	5,316,715
Turkey 0.1%
Turkey Government International Bond
02/17/2028	5.125%	4,000,000	4,052,228
Ukraine 0.0%
Ukraine Government International Bond(a)
09/25/2032	7.375%	1,800,000	1,981,837
United Arab Emirates 0.2%
Abu Dhabi National Energy Co. PJSC(a)
01/12/2023	3.625%	2,256,000	2,382,934
DP World PLC(a)
07/02/2037	6.850%	2,660,000	3,656,112
09/25/2048	5.625%	2,278,000	2,908,237
Total			8,947,283
Total Foreign Government Obligations (Cost $155,805,714)			168,041,785

Residential Mortgage-Backed Securities - Agency 24.9%

Federal Home Loan Mortgage Corp.
08/01/2045	3.500%	21,824,722	23,982,121
10/01/2045	4.000%	12,479,171	13,457,735
Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	5.741%	747,213	120,268
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	5.891%	1,885,597	351,618
CMO Series 4831 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/15/2048	6.041%	14,463,665	3,146,362
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	5.902%	42,972,497	9,360,682

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	73

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4979 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 06/25/2048	5.902%	19,717,977	4,226,134
CMO STRIPS Series 2012-278 Class S1
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/15/2042	5.891%	4,529,838	822,999
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.811%	1,907,761	375,380
Federal Home Loan Mortgage Corp.(h)
CMO Series 4176 Class BI
03/15/2043	3.500%	1,833,780	265,530
CMO Series 4182 Class DI
05/15/2039	3.500%	2,309,230	57,414
Federal Home Loan Mortgage Corp.(g),(h)
CMO Series 4620 Class AS
11/15/2042	2.490%	2,019,774	127,163
Federal National Mortgage Association
02/01/2027- 08/01/2029	3.000%	11,236,345	11,810,139
08/01/2034	5.500%	654,989	764,488
08/01/2040- 08/01/2041	4.500%	3,606,044	4,000,261
08/01/2043- 06/01/2045	3.500%	8,061,969	8,749,681
05/01/2044- 05/01/2048	4.000%	35,226,861	38,408,472
CMO Series 2017-72 Class B
09/25/2047	3.000%	21,847,801	23,422,096
Federal National Mortgage Association(m)
10/01/2040- 06/01/2044	4.500%	8,823,407	9,854,842
Federal National Mortgage Association(h)
CMO Series 2012-131 Class MI
01/25/2040	3.500%	3,075,235	184,483
CMO Series 2020-76 Class EI
11/25/2050	2.500%	32,829,838	4,569,651
Federal National Mortgage Association(b),(h)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	5.752%	3,301,947	729,935
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.002%	4,177,821	763,711
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.852%	2,466,010	540,956
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.852%	13,550,479	3,122,586
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.852%	35,622,394	8,185,260
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	6.002%	15,900,507	3,515,104
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	5.952%	15,881,284	3,448,027
CMO Series 2017-54 Class NS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.002%	12,536,894	2,785,678
CMO Series 2017-54 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.002%	26,515,091	5,587,310
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	6.052%	17,139,278	3,428,819
CMO Series 2018-67 MS Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	6.052%	16,141,539	2,702,029

The accompanying Notes to Financial Statements are an integral part of this statement.
74	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	6.002%	25,582,855	5,759,394
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.902%	60,876,554	13,008,023
CMO Series 2019-60 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.902%	40,573,798	9,033,967
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	5.902%	31,632,829	7,010,347
Government National Mortgage Association(m)
04/20/2048	4.500%	25,539,953	27,637,667
Government National Mortgage Association(h)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	4,490,315	410,343
CMO Series 2020-175 Class KI
11/20/2050	2.500%	69,859,247	9,402,126
Government National Mortgage Association(b),(h)
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	6.048%	16,918,827	4,217,948
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	6.048%	24,312,287	5,272,280
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.048%	12,325,706	2,423,473
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	5.998%	15,475,480	3,345,695
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.048%	17,116,279	2,915,690
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.048%	18,276,592	4,085,697
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	6.098%	20,978,467	4,207,085
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	6.048%	17,488,292	3,517,370
CMO Series 2018-139 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	5.998%	13,967,284	2,825,530
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	6.048%	39,791,554	8,048,085
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	5.998%	33,455,177	6,458,994
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	6.048%	18,240,167	3,691,390
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	6.048%	20,816,242	3,787,767
CMO Series 2018-97 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	6.048%	22,057,773	3,856,376

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	75

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	5.848%	29,880,910	6,502,212
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	5.998%	22,198,565	4,544,961
CMO Series 2019-56 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	5.998%	25,199,023	4,958,908
CMO Series 2019-59 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2049	5.898%	24,264,719	4,565,402
CMO Series 2019-85 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2049	5.998%	22,767,603	3,907,583
CMO Series 2019-90 Class SD
-1.0 x 1-month USD LIBOR + 6.150% 07/20/2049	5.998%	31,797,957	5,571,450
CMO Series 2020-21 Class VS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2050	5.898%	20,609,111	2,420,680
CMO Series 2020-62 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	5.998%	25,214,033	4,314,270
Government National Mortgage Association(b),(d),(h)
CMO Series 2020-188 Class SA
1-month USD LIBOR + 6.300% Cap 6.300% 12/20/2050	6.141%	25,000,000	6,738,094
Government National Mortgage Association TBA(c)
01/21/2051	2.500%	146,000,000	154,554,688
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/17/2034- 01/14/2051	3.000%	240,000,000	251,569,079
01/19/2036- 01/14/2051	2.500%	168,500,000	177,159,062
01/19/2036	3.500%	8,000,000	8,483,108
01/14/2049	4.000%	20,000,000	21,359,375
01/14/2051- 02/11/2051	2.000%	175,000,000	181,709,180
01/14/2051	4.500%	25,000,000	27,093,750
Total Residential Mortgage-Backed Securities - Agency (Cost $1,144,607,955)			1,189,233,983

Residential Mortgage-Backed Securities - Non-Agency 29.2%

Ajax Mortgage Loan Trust(a)
Series 2017-B Class A
09/25/2056	3.163%	13,376,050	13,364,604
Angel Oak Mortgage Trust(a),(g)
CMO Series 2020-R1 Class M1
12/26/2024	2.621%	3,918,000	3,932,485
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	10,544,000	10,812,323
CMO Series 2019-2 Class A2
03/25/2049	3.782%	4,517,997	4,643,922
CMO Series 2019-2 Class A3
03/25/2049	3.833%	3,757,071	3,841,958
Arroyo Mortgage Trust(a),(g)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	6,910,799	7,157,891
ASG Resecuritization Trust(a),(g)
CMO Series 2009-2 Class G75
05/24/2036	3.077%	461,112	460,510
Bayview Opportunity Master Fund IIIb Trust(a),(g)
Series 2019-LT2 Class A1
10/28/2034	3.376%	1,234,714	1,233,690
Bayview Opportunity Master Fund Trust(a),(g)
CMO Series 2020-RN1 Class A1
02/28/2035	3.228%	5,328,298	5,316,200
Bayview Opportunity Master Fund V Trust(a),(g)
CMO Series 2020-RN3 Class A1
09/25/2035	3.105%	28,183,742	28,223,944
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	3.500%	6,981,487	7,004,252
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.748%	11,759,672	11,666,522

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.450%	888,045	887,958
CMO Series 2019-2A Class M1C
1-month USD LIBOR + 2.000% Floor 2.000% 04/25/2029	2.148%	9,907,000	9,945,501
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	1.250%	1,693,363	1,688,014
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.750%	29,000,000	28,488,315
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.650%	3,774,500	3,774,499
CMO Series 2020-2A Class M1B
1-month USD LIBOR + 3.200% Floor 3.200% 08/26/2030	3.348%	5,000,000	5,047,450
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	2.998%	5,750,000	5,770,067
CMO Series 2020-3A Class M1C
1-month USD LIBOR + 3.700% Floor 3.700% 10/25/2030	3.848%	13,300,000	13,533,100
Series 2019-4A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 10/25/2029	1.550%	2,493,861	2,489,578
BRAVO Residential Funding Trust(a),(g)
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	5,452,438	5,630,772
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	2,446,852	2,509,467
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	3,750,000	3,645,416
Bunker Hill Loan Depositary Trust(a),(g)
CMO Series 2019-3 Class A3
11/25/2059	3.135%	8,725,232	8,945,655
BVRT Financing Trust(a),(b),(d)
CMO Series 2020-CRT1 Class M1
1-month USD LIBOR + 1.750% 07/10/2032	1.900%	16,800,000	16,800,000
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-CRT1 Class M2
1-month USD LIBOR + 2.250% 07/10/2032	3.000%	6,000,000	6,000,000
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.900%	14,900,000	14,679,648
CIM Trust(a),(g)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	16,488,906	16,561,656
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	1.220%	1,862,819	1,833,592
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2014-12 Class 3A1
10/25/2035	3.519%	1,276,873	1,279,583
CMO Series 2014-C Class A
02/25/2054	3.250%	162,156	162,274
CMO Series 2015-A Class A4
06/25/2058	4.250%	755,581	798,817
CMO Series 2019-IMC1 Class A3
07/25/2049	3.030%	5,948,550	6,070,238
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	2,195,946	11,437
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B3
01/25/2053	4.250%	3,187,271	3,359,651
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	6,000,000	6,132,911
COLT Mortgage Loan Trust(a),(g)
CMO Series 2020-2 Class A2
03/25/2065	3.094%	3,906,000	4,063,151
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.298%	12,611,202	12,387,377
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2011-12R Class 3A1
07/27/2036	2.728%	2,800	2,796
CSMC Ltd.(a),(g),(h)
Subordinated CMO Series 2020-BPL2 Class A1
03/25/2026	3.453%	10,525,591	10,520,038
CSMC Trust(a),(g)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.498%	9,695,146	9,731,499

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	77

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	12,654,634	12,716,145
CSMC Trust(a)
CMO Series 2020-RPL6 Class A1
12/31/2049	2.688%	12,136,347	12,133,222
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	500,000	514,951
CMO Series 2018-4A Class M1
10/25/2058	4.735%	11,655,000	11,739,347
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	846,000	858,958
CMO Series 2018-1A Class M1
12/25/2057	3.939%	5,900,000	5,997,293
Ellington Financial Mortgage Trust(a),(g)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	5,761,000	5,820,094
Federal Home Loan Mortgage Corp. REMIC Trust(a),(b)
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	5.898%	3,600,000	3,821,803
Figure Line of Credit Trust(a),(g)
CMO Series 2020-1 Class A
09/25/2049	4.040%	5,673,771	5,684,563
FMC GMSR Issuer Trust(a),(g)
CMO Series 2019-GT1 Class A
05/25/2024	5.070%	39,500,000	39,931,565
CMO Series 2019-GT2 Class A
09/25/2024	4.230%	9,850,000	9,662,627
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA4 Class M2
1-month USD LIBOR + 3.750% Floor 3.750% 08/25/2050	3.898%	10,250,000	10,341,214
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.148%	12,300,000	12,366,894
GCAT LLC(a)
CMO Series 2019-NQM1 Class A3
02/25/2059	3.395%	10,566,520	10,752,859
GCAT LLC(a),(g)
CMO Series 2020-3 Class A1
09/25/2025	2.981%	22,323,106	22,555,890
CMO Series 2020-4 Class A1
12/25/2025	2.611%	23,800,000	23,800,300
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT Trust(a),(g)
CMO Series 2019-NQM2 Class A2
09/25/2059	3.060%	5,134,947	5,223,366
CMO Series 2019-NQM3 Class A3
11/25/2059	3.043%	7,088,930	7,288,918
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	2.048%	16,100,000	16,071,250
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	25,265,000	24,971,327
Home Re Ltd.(a),(b)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 3.250% Floor 3.250% 10/25/2030	3.394%	12,850,000	12,952,399
Homeward Opportunities Fund Trust(a),(g)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	15,000,000	14,999,985
JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	103,675	103,791
Legacy Mortgage Asset Trust(a)
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	8,007,987	8,022,723
LVII Resecuritization Trust(a),(g)
Subordinated CMO Series 2009-3 Class B3
11/27/2037	5.182%	7,546,680	7,563,787
LVII Trust(a),(d),(g)
CMO Series 2020-1 Class A1
05/25/2060	2.020%	26,117,986	26,158,796
Mello Warehouse Securitization Trust(a),(b),(d)
CMO Series 2020-2 Class B
1-month USD LIBOR + 1.100% Floor 1.100% 11/25/2053	2.000%	7,350,000	7,350,000
CMO Series 2020-2 Class D
1-month USD LIBOR + 1.450% Floor 1.450% 11/25/2053	2.000%	4,150,000	4,150,000
CMO Series 2020-2 Class E
1-month USD LIBOR + 2.250% Floor 2.250% 11/25/2053	2.000%	1,750,000	1,750,000
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-2 Class C
1-month USD LIBOR + 1.300% Floor 1.300% 11/25/2053	2.000%	11,200,000	11,200,000

The accompanying Notes to Financial Statements are an integral part of this statement.
78	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MRA Issuance Trust(a),(b),(d)
CMO Series 2020-12 Class A1X
1-month USD LIBOR + 1.350% 07/15/2021	1.900%	62,135,000	62,135,000
New Residential Mortgage LLC(a)
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	11,824,517	11,824,351
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	4,970,483	4,960,164
New Residential Mortgage Loan Trust(a),(g)
CMO Series 2020-NPL2 Class A1
08/25/2060	3.228%	7,225,270	7,277,820
CMO Series 2020-RPL2 Class A1
08/25/2025	3.578%	18,472,950	18,516,175
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	1.698%	1,962,255	1,948,056
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.098%	14,000,000	13,765,732
Oaktown Re Ltd.(a),(b)
Subordinated CMO Series 2017-1A Class M2
1-month USD LIBOR + 4.000% 04/25/2027	4.150%	1,218,181	1,218,178
Oaktown Re V Ltd.(a),(b)
Subordinated CMO Series 2020-2A Class M1A
1-month USD LIBOR + 2.400% Floor 2.400% 10/25/2030	2.543%	7,700,000	7,717,728
OMSR(a),(d),(f)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	8,880,779	8,791,971
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.147%	14,125,237	13,462,012
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.897%	12,929,979	12,468,603
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.998%	54,900,000	53,971,899
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.800%	73,650,000	71,109,046
Preston Ridge Partners LLC(a),(g)
CMO Series 2020-5 Class A1
11/25/2025	3.104%	6,362,102	6,372,963
Preston Ridge Partners Mortgage Trust(a),(g)
CMO Series 2019-4A Class A2
11/25/2024	4.654%	10,053,000	9,910,713
Pretium Mortgage Credit Partners I LLC(a),(g)
CMO Series 2020-NPL2 Class A1
02/27/2060	3.721%	21,549,526	21,559,800
CMO Series 2020-RPL1 Class A1
05/27/2060	3.819%	6,425,193	6,469,942
CMO Series 2020-RPL2 Class A1
06/27/2069	3.179%	14,731,256	14,737,281
PRPM LLC(a),(g)
CMO Series 2019-3A Class A1
07/25/2024	3.351%	22,793,643	22,871,187
CMO Series 2020-1A Class A1
02/25/2025	2.981%	53,005,003	53,100,910
CMO Series 2020-2 Class A1
08/25/2025	3.671%	8,139,046	8,216,593
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	1.898%	10,000,000	9,897,997
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 02/25/2030	1.598%	8,150,000	8,070,729
RBSSP Resecuritization Trust(a),(g)
CMO Series 2010-1 Class 3A2
08/26/2035	3.023%	1,008,087	983,651
RCO V Mortgage LLC(a),(g)
CMO Series 2019-2 Class A1
11/25/2024	3.475%	29,938,124	29,975,744
Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	2,881,167	2,884,838
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A1
09/25/2050	3.568%	3,439,575	3,456,447
SG Residential Mortgage Trust(a),(g)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	7,700,000	7,814,286

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	79

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Starwood Mortgage Residential Trust(a)
CMO Series 2020-INV1 Class M1
11/25/2055	2.501%	2,900,000	2,906,097
Stonnington Mortgage Trust(a),(d),(g)
CMO Series 2020-1 Class A
07/28/2024	5.500%	19,261,405	19,261,405
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	18,567,744	18,582,112
CMO Series 2019-1 Class A1
03/25/2022	4.458%	5,000,000	5,031,664
Toorak Mortgage Corp., Ltd.(g)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	12,200,000	12,283,558
Towd Point Mortgage Trust(a),(g)
CMO Series 2019-4 Class M1B
10/25/2059	3.000%	24,114,000	25,262,441
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 3.000% Floor 3.000% 10/25/2030	3.150%	16,000,000	16,060,437
VCAT Asset Securitization LLC(a),(g)
CMO Series 2019-NPL2 Class A1
11/25/2049	3.573%	6,353,908	6,365,444
Vericrest Opportunity Loan Transferee LXXXV LLC(a),(g)
CMO Series 2020-NPL1 Class A1A
01/25/2050	3.228%	3,027,747	3,037,337
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(g)
CMO Series 2020-NPL3 Class A1A
02/25/2050	2.981%	15,419,497	15,462,833
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(g)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	13,368,383	13,383,377
Vericrest Opportunity Loan Trust(a),(g)
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	11,286,097	11,315,948
CMO Series 2019-NPL5 Class A1B
09/25/2049	4.250%	5,950,000	5,940,379
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	2,396,120	2,398,543
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	10,732,152	10,736,991
CMO Series 2020-NPL5 Class A1A
03/25/2050	2.982%	8,056,476	8,063,971
CMO Series 2020-NPL6 Class A1B
04/25/2050	4.949%	12,000,000	11,803,078
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(a),(g)
CMO Series 2018-3 Class A3
10/25/2058	4.282%	5,991,143	6,036,854
CMO Series 2019-3 Class A3
07/25/2059	3.040%	7,632,969	7,771,133
CMO Series 2019-4 Class A3
11/25/2059	3.000%	4,488,497	4,578,674
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	8,619,721	8,897,474
CMO Series 2020-1 Class A3
01/25/2060	2.724%	16,146,610	16,481,115
CMO Series 2020-NPL1 Class A1
08/25/2050	3.598%	10,004,767	10,004,297
Visio Trust(a),(g)
CMO Series 2019-1 Class A1
06/25/2054	3.572%	8,453,153	8,639,550
CMO Series 2019-2 Class A3
11/25/2054	3.076%	6,900,470	7,108,326
Visio Trust(a)
CMO Series 2020-1R Class M1
11/25/2055	2.926%	5,000,000	5,007,473
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $1,374,807,858)			1,394,823,155

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 10/01/2025	3.652%	271,703	270,782
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.902%	76,349	75,013
Total			345,795
Food and Beverage 0.0%
BellRing Brands LLC(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.000%	204,493	205,106
Froneri International Ltd.(b),(n)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	5.897%	57,000	57,285
Total			262,391

The accompanying Notes to Financial Statements are an integral part of this statement.
80	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.0%
Ascend Learning LLC(b),(n)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	131,449	130,628
Epicore Software Corp.(b),(n)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	235,000	244,548
Informatica LLC(n)
2nd Lien Term Loan
02/25/2025	7.125%	362,000	367,701
Project Alpha Intermediate Holding, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	4.480%	222,072	220,962
Total			963,839
Total Senior Loans (Cost $1,548,620)			1,572,025

U.S. Treasury Obligations 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2027	2.250%	30,048,500	33,316,274
08/15/2048	3.000%	7,560,000	9,950,850
Total U.S. Treasury Obligations (Cost $37,272,716)			43,267,124

Options Purchased Puts 0.3%
Value ($)
(Cost $11,333,000)	12,861,442

Money Market Funds 5.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(o),(p)	279,491,824	279,463,875
Total Money Market Funds (Cost $279,463,875)		279,463,875
Total Investments in Securities (Cost: $5,405,797,783)		5,602,489,895
Other Assets & Liabilities, Net		(821,508,354)
Net Assets		4,780,981,541

At December 31, 2020, securities and/or cash totaling $47,481,173 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
19,256,000 EUR	22,821,031 USD	UBS	01/11/2021	—	(706,566)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	1,046	03/2021	EUR	159,002,460	1,509,008	—
U.S. Treasury 10-Year Note	2,559	03/2021	USD	353,341,922	1,001,710	—
U.S. Treasury 2-Year Note	1,343	03/2021	USD	296,771,523	270,244	—
U.S. Treasury 5-Year Note	2,089	03/2021	USD	263,556,728	501,962	—
U.S. Ultra Bond 10-Year Note	153	03/2021	USD	23,922,984	—	(143,759)
U.S. Ultra Treasury Bond	531	03/2021	USD	113,401,688	—	(2,206,784)
Total					3,282,924	(2,350,543)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(614)	03/2021	EUR	(109,070,960)	—	(691,623)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	81

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	270,000,000	270,000,000	1.00	09/30/2021	4,698,000	5,980,230
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	310,000,000	310,000,000	1.25	12/03/2021	4,805,000	4,700,437
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	150,000,000	150,000,000	1.25	11/18/2021	1,830,000	2,180,775
Total							11,333,000	12,861,442

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	17,000,000	2,106,402	(9,917)	729,576	—	1,366,909	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	3,700,000	292,321	(2,158)	133,603	—	156,560	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	4,000,000	495,624	(2,333)	245,565	—	247,726	—
Total							2,894,347	(14,408)	1,108,744	—	1,771,195	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 35	Morgan Stanley	12/20/2025	5.000	Quarterly	USD	222,134,000	(2,637,055)	—	—	—	(2,637,055)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.517	USD	9,000,000	(1,115,154)	5,250	—	(2,069,904)	960,000	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.517	USD	6,500,000	(805,390)	3,792	—	(1,400,617)	599,019	—
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	4.368	USD	9,790,000	(773,469)	5,711	—	(2,687,555)	1,919,797	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.517	USD	19,200,000	(2,378,995)	11,200	—	(3,745,995)	1,378,200	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.517	USD	10,000,000	(1,239,059)	5,833	—	(2,277,597)	1,044,371	—
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.517	USD	22,500,000	(2,787,884)	13,125	—	(3,699,111)	924,352	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.517	USD	10,000,000	(1,239,060)	5,833	—	(1,764,304)	531,077	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.517	USD	9,500,000	(1,177,108)	5,542	—	(1,613,972)	442,406	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	4.368	USD	6,100,000	(481,936)	3,558	—	(944,304)	465,926	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.517	USD	15,000,000	(1,858,590)	8,750	—	(3,406,572)	1,556,732	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.517	USD	10,000,000	(1,239,060)	5,833	—	(2,061,295)	828,068	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.517	USD	14,250,000	(1,765,661)	8,313	—	(2,420,957)	663,609	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.517	USD	7,000,000	(867,341)	4,083	—	(1,400,243)	536,985	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	4.368	USD	7,200,000	(568,843)	4,200	—	(1,100,602)	535,959	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	4.247	USD	7,200,000	(573,746)	4,200	—	(1,120,969)	551,423	—
Total								(18,871,296)	95,223	—	(31,713,997)	12,937,924	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $3,068,296,320, which represents 64.18% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
(c)	Represents a security purchased on a when-issued basis.
(d)	Valuation based on significant unobservable inputs.
(e)	Zero coupon bond.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2020, the total value of these securities amounted to $13,528,200, which represents 0.28% of total net assets.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	83

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Notes to Portfolio of Investments  (continued)
(j)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(k)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(l)	Principal and interest may not be guaranteed by a governmental entity.
(m)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(n)	The stated interest rate represents the weighted average interest rate at December 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(o)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(p)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	151,565,631	2,078,976,769	(1,951,082,392)	3,867	279,463,875	17,138	955,900	279,491,824
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	252,569	—	252,569
Asset-Backed Securities — Non-Agency	—	788,359,363	51,117,730	839,477,093
Commercial Mortgage-Backed Securities - Agency	—	83,021,162	—	83,021,162
Commercial Mortgage-Backed Securities - Non-Agency	—	318,867,442	—	318,867,442
Corporate Bonds & Notes	—	1,271,608,240	—	1,271,608,240
Foreign Government Obligations	—	168,041,785	—	168,041,785
Residential Mortgage-Backed Securities - Agency	—	1,182,495,889	6,738,094	1,189,233,983
Residential Mortgage-Backed Securities - Non-Agency	—	1,242,425,983	152,397,172	1,394,823,155
Senior Loans	—	1,572,025	—	1,572,025
U.S. Treasury Obligations	43,267,124	—	—	43,267,124
Options Purchased Puts	—	12,861,442	—	12,861,442
Money Market Funds	279,463,875	—	—	279,463,875
Total Investments in Securities	322,730,999	5,069,505,900	210,252,996	5,602,489,895
Investments in Derivatives
Asset
Futures Contracts	3,282,924	—	—	3,282,924
Swap Contracts	—	14,709,119	—	14,709,119
Liability
Forward Foreign Currency Exchange Contracts	—	(706,566)	—	(706,566)
Futures Contracts	(3,042,166)	—	—	(3,042,166)
Swap Contracts	—	(2,637,055)	—	(2,637,055)
Total	322,971,757	5,080,871,398	210,252,996	5,614,096,151
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2020 ($)
Asset-Backed Securities — Non-Agency	36,278,926	54,504	(9,532,437)	6,806,226	38,645,436	(21,134,925)	—	—	51,117,730
Residential Mortgage-Backed Securities — Agency	—	(4,265)	—	(46,704)	6,789,063	—	—	—	6,738,094
Residential Mortgage-Backed Securities — Non-Agency	15,329,942	609,983	1,330	1,424,344	159,586,879	(13,724,509)	—	(10,830,797)	152,397,172
Total	51,608,868	660,222	(9,531,107)	8,183,866	205,021,378	(34,859,434)	—	(10,830,797)	210,252,996
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	85

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2020
Fair value measurements  (continued)
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2020 was $974,997, which is comprised of Asset-Backed Securities — Non-Agency of $(522,209), Residential Mortgage-Backed Securities — Agency of $(46,704) and Residential Mortgage-Backed Securities — Non-Agency of $1,543,910.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Foreign Government Obligations(a),(b) 1.3%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Colombia 0.1%
Colombia Government International Bond
01/30/2030	3.000%		60,000	63,158
Mexico 0.1%
Mexico Government International Bond
04/22/2029	4.500%		65,000	76,299
New Zealand 0.2%
New Zealand Government Bond
05/15/2041	1.750%	NZD	335,000	237,979
Panama 0.0%
Panama Government International Bond
04/01/2056	4.500%		25,000	32,284
Spain 0.9%
Spain Government Bond(c)
04/30/2030	0.500%	EUR	730,000	934,692
Total Foreign Government Obligations (Cost $1,258,405)				1,344,412

Inflation-Indexed Bonds(a) 95.6%

Australia 1.5%
Australia Government Bond(c)
02/21/2022	1.250%	AUD	452,334	359,083
09/20/2030	2.500%	AUD	359,647	369,165
08/21/2035	2.000%	AUD	197,641	210,612
08/21/2040	1.250%	AUD	124,628	125,063
02/21/2050	1.000%	AUD	20,545	20,794
Australia Government Index-Linked Bond(c)
09/20/2025	3.000%	AUD	543,638	505,412
Total				1,590,129
Canada 2.0%
Canadian Government Real Return Bond
12/01/2021	4.250%	CAD	273,090	224,977
12/01/2026	4.250%	CAD	227,012	235,816
12/01/2031	4.000%	CAD	308,455	371,454
12/01/2036	3.000%	CAD	233,635	289,524
12/01/2041	2.000%	CAD	265,804	314,615
12/01/2044	1.500%	CAD	350,888	396,001
12/01/2047	1.250%	CAD	262,084	294,989
12/01/2050	0.500%	CAD	84,637	83,125
Total				2,210,501
Denmark 0.3%
Denmark Government Bond
11/15/2023	0.100%	DKK	1,693,795	290,223
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
France 8.3%
France Government Bond OAT(c)
07/25/2023	2.100%	EUR	997,237	1,320,294
07/25/2027	1.850%	EUR	145,263	218,025
07/25/2029	3.400%	EUR	337,808	590,622
07/25/2030	0.700%	EUR	639,396	948,855
07/25/2032	3.150%	EUR	452,322	867,454
07/25/2047	0.100%	EUR	417,296	703,031
French Republic Government Bond OAT(c)
07/25/2022	1.100%	EUR	1,468,388	1,875,584
07/25/2024	0.250%	EUR	185,822	241,982
03/01/2026	0.100%	EUR	308,822	407,427
03/01/2028	0.100%	EUR	285,203	381,366
03/01/2029	0.100%	EUR	60,363	83,325
03/01/2036	0.100%	EUR	288,225	422,309
07/25/2040	1.800%	EUR	462,093	937,904
Total				8,998,178
Germany 2.6%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(c)
04/15/2030	0.500%	EUR	575,640	845,132
Deutsche Bundesrepublik Inflation-Linked Bond(c)
04/15/2023	0.100%	EUR	589,870	741,422
04/15/2026	0.100%	EUR	526,710	698,969
04/15/2046	0.100%	EUR	307,785	561,096
Total				2,846,619
Italy 7.0%
Italy Buoni Poliennali Del Tesoro(c)
09/15/2021	2.100%	EUR	317,091	397,098
05/15/2022	0.100%	EUR	321,388	397,847
05/22/2023	0.450%	EUR	170,860	212,182
09/15/2023	2.600%	EUR	1,322,265	1,776,449
09/15/2026	3.100%	EUR	426,780	634,845
05/15/2028	1.300%	EUR	1,159,762	1,589,852
09/15/2032	1.250%	EUR	485,530	691,041
09/15/2035	2.350%	EUR	487,332	818,549
09/15/2041	2.550%	EUR	357,742	657,831
Italy Buoni Poliennali Del Tesoro
05/15/2030	0.400%	EUR	298,434	386,847
Total				7,562,541
Japan 5.2%
Japanese Government CPI Linked Bond
03/10/2030	0.200%	JPY	5,947,140	59,380
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	87

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japanese Government CPI-Linked Bond
09/10/2023	0.100%	JPY	731,500	7,102
03/10/2024	0.100%	JPY	103,900	1,008
09/10/2024	0.100%	JPY	43,068,600	418,018
03/10/2025	0.100%	JPY	118,723,600	1,152,114
03/10/2026	0.100%	JPY	93,921,024	913,244
03/10/2027	0.100%	JPY	96,021,838	934,617
03/10/2028	0.100%	JPY	85,808,388	833,745
03/10/2029	0.100%	JPY	130,370,805	1,269,341
Total				5,588,569
New Zealand 1.7%
New Zealand Government Inflation-Linked Bond(c)
09/20/2025	2.000%	NZD	471,937	380,491
09/20/2030	3.000%	NZD	621,601	596,278
09/20/2035	2.500%	NZD	587,165	584,656
New Zealand Government Inflation-Linked Bond
09/20/2040	2.500%	NZD	302,848	316,864
Total				1,878,289
Spain 2.2%
Spain Government Inflation-Linked Bond
11/30/2023	0.150%	EUR	200,169	255,268
Spain Government Inflation-Linked Bond(c)
11/30/2024	1.800%	EUR	293,073	403,986
11/30/2027	0.650%	EUR	328,170	452,755
11/30/2030	1.000%	EUR	448,843	658,673
11/30/2033	0.700%	EUR	383,915	564,675
Total				2,335,357
Sweden 1.0%
Sweden Inflation-Linked Bond
06/01/2022	0.250%	SEK	2,695,579	333,344
06/01/2025	1.000%	SEK	3,217,506	435,739
12/01/2028	3.500%	SEK	1,650,703	286,122
Total				1,055,205
United Kingdom 24.0%
United Kingdom Gilt Inflation-Linked Bond(c)
11/22/2027	1.250%	GBP	257,803	467,409
08/10/2028	0.125%	GBP	31,619	54,639
03/22/2029	0.125%	GBP	148,750	261,142
07/22/2030	4.125%	GBP	43,200	104,163
11/22/2032	1.250%	GBP	548,937	1,192,152
03/22/2034	0.750%	GBP	449,884	964,321
01/26/2035	2.000%	GBP	538,842	1,332,516
11/22/2036	0.125%	GBP	447,077	954,104
11/22/2037	1.125%	GBP	567,520	1,415,475
03/22/2040	0.625%	GBP	584,460	1,434,027
08/10/2041	0.125%	GBP	446,620	1,046,320
11/22/2042	0.625%	GBP	464,032	1,208,501
03/22/2044	0.125%	GBP	558,440	1,367,340
03/22/2046	0.125%	GBP	444,094	1,129,709
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
11/22/2047	0.750%	GBP	494,483	1,469,690
08/10/2048	0.125%	GBP	364,137	974,573
03/22/2050	0.500%	GBP	492,814	1,465,689
03/22/2052	0.250%	GBP	401,234	1,177,892
11/22/2055	1.250%	GBP	454,772	1,759,533
11/22/2056	0.125%	GBP	213,101	662,414
03/22/2058	0.125%	GBP	364,588	1,158,122
03/22/2062	0.375%	GBP	467,978	1,710,157
11/22/2065	0.125%	GBP	223,746	837,687
03/22/2068	0.125%	GBP	430,988	1,735,846
Total				25,883,421
United States 39.8%
U.S. Treasury Inflation-Indexed Bond
07/15/2022	0.125%		1,483,313	1,529,918
01/15/2023	0.125%		1,909,856	1,984,708
04/15/2023	0.625%		2,490,342	2,622,952
07/15/2023	0.375%		675,928	716,441
01/15/2024	0.625%		663,996	712,901
07/15/2024	0.125%		32,899	35,247
10/15/2024	0.125%		233,427	250,355
07/15/2025	0.375%		1,312,134	1,441,738
01/15/2026	0.625%		695,871	777,241
01/15/2026	2.000%		1,252,893	1,489,931
07/15/2026	0.125%		1,369,824	1,507,128
01/15/2027	0.375%		1,095,628	1,223,053
01/15/2027	2.375%		1,142,703	1,421,745
07/15/2027	0.375%		1,181,562	1,329,669
01/15/2028	0.500%		1,497,833	1,698,460
01/15/2028	1.750%		696,035	854,270
04/15/2028	3.625%		66,007	90,828
07/15/2028	0.750%		1,845,410	2,148,012
01/15/2029	2.500%		670,072	880,523
07/15/2029	0.250%		1,165,564	1,320,351
01/15/2030	0.125%		1,098,096	1,225,476
07/15/2030	0.125%		1,660,490	1,863,849
04/15/2032	3.375%		243,517	371,059
02/15/2040	2.125%		563,809	873,477
02/15/2041	2.125%		903,670	1,417,539
02/15/2042	0.750%		955,307	1,216,505
02/15/2043	0.625%		889,060	1,107,773
02/15/2044	1.375%		357,523	514,933
02/15/2045	0.750%		895,674	1,155,616
02/15/2046	1.000%		109,894	149,925
02/15/2047	0.875%		614,853	826,786
02/15/2048	1.000%		649,397	904,411
02/15/2049	1.000%		507,042	714,209
02/15/2050	0.250%		324,099	386,356
U.S. Treasury Inflation-Indexed Bond(d)
01/15/2029	0.875%		4,200,303	4,938,800

The accompanying Notes to Financial Statements are an integral part of this statement.
88	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury Inflation-Indexed Bonds
10/15/2025	0.125%	1,093,859	1,189,829
Total			42,892,014
Total Inflation-Indexed Bonds (Cost $89,692,376)			103,131,046

U.S. Treasury Obligations 0.5%

United States 0.5%
U.S. Treasury
08/15/2040	1.125%	300,000	284,109
11/15/2040	1.375%	155,000	153,305
08/15/2050	1.375%	160,000	149,850
Total			587,264
Total U.S. Treasury Obligations (Cost $589,821)			587,264
Options Purchased Calls 0.3%
Value ($)
(Cost $132,273)	279,083

Options Purchased Puts 0.1%

(Cost $250,150)	88,264

Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(e),(f)	2,527,152	2,526,899
Total Money Market Funds (Cost $2,526,899)		2,526,899
Total Investments in Securities (Cost $94,449,924)		107,956,968
Other Assets & Liabilities, Net		(78,195)
Net Assets		$107,878,773

At December 31, 2020, securities and/or cash totaling $1,781,523 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,047,000 AUD	1,511,836 USD	Citi	01/06/2021	—	(66,317)
1,744,000 DKK	279,770 USD	Citi	01/06/2021	—	(6,495)
1,303,360 EUR	1,562,152 USD	Citi	01/06/2021	—	(30,137)
3,664,000 GBP	4,897,452 USD	Citi	01/06/2021	—	(113,111)
764,993 USD	625,500 EUR	Citi	01/06/2021	—	(832)
473,476 USD	352,870 GBP	Citi	01/06/2021	9,077	—
625,500 EUR	765,511 USD	Citi	02/03/2021	819	—
105,000 USD	133,718 CAD	Citi	03/11/2021	69	—
140,344 CAD	110,000 USD	Citi	03/17/2021	—	(277)
2,896,678 CAD	2,231,393 USD	Deutsche Bank	01/06/2021	—	(44,269)
17,307,800 EUR	20,686,393 USD	Deutsche Bank	01/06/2021	—	(458,207)
16,342,332 GBP	21,833,550 USD	Deutsche Bank	01/06/2021	—	(514,781)
575,815,000 JPY	5,521,657 USD	Deutsche Bank	01/06/2021	—	(55,044)
2,979,000 NZD	2,090,161 USD	Deutsche Bank	01/06/2021	—	(53,244)
21,221,677 USD	17,274,800 EUR	Deutsche Bank	01/06/2021	—	(117,395)
22,006,207 USD	16,188,879 GBP	Deutsche Bank	01/06/2021	132,276	—
8,677,000 SEK	1,017,387 USD	Deutsche Bank	01/07/2021	—	(37,260)
17,386,511 EUR	21,372,208 USD	Deutsche Bank	02/03/2021	116,689	—
16,188,879 GBP	22,010,513 USD	Deutsche Bank	02/03/2021	—	(132,944)
44,003 USD	32,182 GBP	Deutsche Bank	02/03/2021	17	—
Total				258,947	(1,630,313)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	89

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Long Gilt	20	03/2021	GBP	2,710,800	38,907	—
U.S. Treasury 2-Year Note	25	03/2021	USD	5,524,414	5,448	—
U.S. Treasury 5-Year Note	27	03/2021	USD	3,406,430	5,311	—
U.S. Ultra Treasury Bond	2	03/2021	USD	427,125	—	(2,512)
Total					49,666	(2,512)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Government 10-Year Bond	(6)	03/2021	CAD	(894,600)	—	(1,997)
Euro-BTP	(5)	03/2021	EUR	(760,050)	—	(5,194)
Euro-Bund	(12)	03/2021	EUR	(2,131,680)	—	(3,036)
U.S. Treasury 10-Year Note	(11)	03/2021	USD	(1,518,859)	—	(2,500)
U.S. Ultra Bond 10-Year Note	(24)	03/2021	USD	(3,752,625)	—	(4,473)
Total					—	(17,200)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	400,000	400,000	1.46	08/16/2021	14,315	19,527
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	351,500	351,500	2.98	03/07/2024	16,113	54,552
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	350,000	350,000	2.95	03/12/2024	15,697	53,357
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	220,000	220,000	1.49	02/25/2025	11,555	10,043
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	100,000	100,000	3.05	01/10/2029	5,675	13,759
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	100,000	100,000	3.04	01/11/2029	5,700	13,685
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	100,000	100,000	3.08	01/29/2029	5,688	13,970
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	370,000	370,000	3.08	12/06/2038	17,228	51,692
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	95,000	95,000	2.87	02/22/2039	4,719	12,075
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	130,000	130,000	0.89	04/30/2025	7,013	3,062
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	95,000	95,000	1.28	06/04/2025	5,140	3,500
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	95,000	95,000	1.42	06/05/2025	5,092	4,101
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	1,050,000	1,050,000	0.82	11/25/2024	4,000	3,914
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	1,040,000	1,040,000	0.87	12/02/2024	4,000	4,121
20-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 6-Month JPY LIBOR BBA	Deutsche Bank	JPY	11,600,000	11,600,000	0.78	04/16/2021	3,626	11,075
90-Day Euro$ Future	UBS	USD	9,480,050	38	99.75	12/13/2021	6,712	6,650
Total							132,273	279,083

The accompanying Notes to Financial Statements are an integral part of this statement.
90	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	400,000	400,000	1.46	08/16/2021	14,315	2,505
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	390,000	390,000	2.25	08/02/2022	10,530	1,966
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	390,000	390,000	2.25	08/08/2022	9,227	2,001
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	351,500	351,500	2.98	03/07/2024	16,093	2,281
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	350,000	350,000	2.95	03/12/2024	15,697	2,367
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	380,000	380,000	2.50	06/13/2024	16,763	4,983
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	380,000	380,000	2.50	06/20/2024	15,708	5,027
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	220,000	220,000	1.49	02/25/2025	11,555	10,704
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000	100,000	3.05	01/10/2029	5,675	2,157
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000	100,000	3.04	01/11/2029	5,700	2,178
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000	100,000	3.08	01/29/2029	5,688	2,117
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	370,000	370,000	3.08	12/06/2038	17,228	11,418
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	95,000	95,000	2.87	02/22/2039	4,606	3,330
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	130,000	130,000	0.89	04/30/2025	7,013	10,980
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	95,000	95,000	1.28	06/04/2025	5,140	5,881
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	95,000	95,000	1.42	06/05/2025	5,092	5,145
10-Year OTC interest rate swap with Deutsche Bank to receive 6-Month JPY LIBOR BBA and pay exercise rate	Deutsche Bank	JPY	197,935,000	197,935,000	1.10	06/29/2022	26,925	72
1-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	1,050,000	1,050,000	0.82	11/25/2024	4,000	4,119
1-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	1,040,000	1,040,000	0.87	12/02/2024	4,000	3,870
20-Year OTC interest rate swap with Deutsche Bank to receive 6-Month JPY LIBOR BBA and pay exercise rate	Deutsche Bank	JPY	11,600,000	11,600,000	0.78	04/16/2021	3,626	1
30-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	470,000	470,000	2.85	05/09/2022	27,754	2,905
30-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	390,000	390,000	3.80	06/07/2021	14,896	7
U.S. Treasury 10-Year Note	UBS	USD	1,104,625	8	137.50	01/22/2021	2,919	2,250
Total							250,150	88,264

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	91

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(527,000)	(527,000)	2.78	3/08/2021	(16,199)	(93,946)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(100,000)	(100,000)	0.77	4/15/2021	(2,740)	(514)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(310,000)	(310,000)	1.23	12/15/2022	(10,152)	(10,035)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(170,000)	(170,000)	1.25	12/30/2022	(5,606)	(5,606)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(280,000)	(280,000)	3.05	3/12/2029	(14,854)	(38,396)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(100,000)	(100,000)	0.72	4/16/2021	(2,760)	(411)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(320,000)	(320,000)	0.74	4/19/2021	(8,888)	(1,470)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(410,000)	(410,000)	0.75	6/02/2021	(10,281)	(2,539)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(205,000)	(205,000)	0.74	6/25/2021	(5,397)	(1,380)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(205,000)	(205,000)	0.72	6/29/2021	(5,356)	(1,258)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(210,000)	(210,000)	0.67	7/14/2021	(5,365)	(1,135)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(200,000)	(200,000)	0.45	9/30/2021	(1,920)	(729)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(78,000)	(78,000)	0.93	10/06/2021	(1,880)	(1,209)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(210,000)	(210,000)	0.74	5/02/2022	(7,266)	(2,575)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(155,000)	(155,000)	1.23	12/16/2022	(5,084)	(5,050)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(155,000)	(155,000)	1.24	12/16/2022	(5,068)	(5,127)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(170,000)	(170,000)	1.06	10/11/2022	(5,718)	(4,183)
1-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(2,110,000)	(2,110,000)	0.37	3/17/2021	(3,640)	(4,062)
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	EUR	(247,500)	(247,500)	(0.12)	9/12/2022	(3,683)	(4,967)
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	EUR	(250,000)	(250,000)	(0.04)	9/13/2022	(3,974)	(6,018)
5-Year OTC interest rate swap with Citi to receive 6-Month EURIBOR and pay exercise rate	Citi	EUR	(530,000)	(530,000)	(0.02)	4/07/2022	(6,597)	(13,434)
5-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(460,000)	(460,000)	0.48	1/19/2021	(1,187)	(1,227)
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Call option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
5-Year OTC interest rate swap with Deutsche Bank to receive 6-Month EURIBOR and pay exercise rate	Deutsche Bank	EUR	(460,000)	(460,000)	(0.12)	4/04/2022	(5,818)	(9,294)
90-Day Euro$ Future	UBS	USD	(2,744,225)	(11)	100.00	12/13/2021	(1,770)	(344)
90-Day Euro$ Future	UBS	USD	(5,488,450)	(22)	99.38	12/13/2021	(9,589)	(23,237)
Total							(150,792)	(238,146)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(527,000)	(527,000)	2.78	03/08/2021	(16,357)	(1)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(100,000)	(100,000)	0.77	04/15/2021	(2,740)	(2,522)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(130,000)	(130,000)	1.10	07/14/2021	(1,378)	(1,773)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(130,000)	(130,000)	1.10	07/16/2021	(1,300)	(1,798)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(180,000)	(180,000)	0.95	08/04/2021	(1,998)	(3,892)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(350,000)	(350,000)	2.10	01/06/2022	(7,750)	(1,046)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(350,000)	(350,000)	2.15	01/10/2022	(8,000)	(961)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(360,000)	(360,000)	1.95	01/28/2022	(8,415)	(1,589)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(260,000)	(260,000)	1.85	02/22/2022	(4,000)	(1,526)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(260,000)	(260,000)	1.85	02/22/2022	(4,446)	(1,526)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,020,000)	(1,020,000)	2.75	05/09/2022	(30,054)	(1,677)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	3.25	08/02/2022	(2,574)	(425)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	2.75	08/02/2022	(5,343)	(893)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	3.25	08/08/2022	(2,309)	(434)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	2.75	08/08/2022	(4,719)	(911)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(310,000)	(310,000)	1.23	12/15/2022	(10,152)	(10,181)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(170,000)	(170,000)	1.25	12/30/2022	(5,606)	(5,606)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	3.50	06/13/2024	(6,286)	(1,582)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	3.00	06/13/2024	(10,477)	(2,795)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	3.50	06/20/2024	(5,680)	(1,600)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	3.00	06/20/2024	(9,428)	(2,823)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(400,000)	(400,000)	2.25	08/20/2024	(12,000)	(7,534)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(280,000)	(280,000)	3.05	03/12/2029	(14,854)	(6,158)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	93

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Put option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(170,000)	(170,000)	1.06	10/11/2022	(5,718)	(6,507)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(100,000)	(100,000)	0.72	04/16/2021	(2,760)	(2,890)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(320,000)	(320,000)	0.74	04/19/2021	(8,888)	(8,783)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(870,000)	(870,000)	1.00	06/01/2021	(13,115)	(12,984)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(410,000)	(410,000)	0.75	06/02/2021	(10,281)	(12,287)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(820,000)	(820,000)	3.87	06/07/2021	(15,878)	(2)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(200,000)	(200,000)	1.05	06/11/2021	(2,840)	(2,723)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(205,000)	(205,000)	0.74	06/25/2021	(5,397)	(6,547)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(205,000)	(205,000)	0.72	06/29/2021	(5,356)	(6,982)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(210,000)	(210,000)	0.67	07/14/2021	(5,365)	(8,150)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(200,000)	(200,000)	0.95	08/05/2021	(2,320)	(4,356)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(400,000)	(400,000)	1.45	09/30/2021	(2,856)	(3,184)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(78,000)	(78,000)	0.93	10/06/2021	(1,880)	(2,077)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(447,000)	(447,000)	1.15	11/04/2021	(6,079)	(7,972)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(120,000)	(120,000)	1.15	01/10/2022	(1,812)	(2,517)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(240,000)	(240,000)	1.60	02/28/2022	(4,380)	(2,333)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(240,000)	(240,000)	1.60	03/03/2022	(4,272)	(2,368)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(237,000)	(237,000)	1.60	03/04/2022	(3,911)	(2,347)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(380,000)	(380,000)	1.60	03/04/2022	(6,384)	(3,764)
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Put option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(210,000)	(210,000)	0.74	05/02/2022	(7,266)	(10,603)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(155,000)	(155,000)	1.24	12/16/2022	(5,068)	(4,997)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(155,000)	(155,000)	1.23	12/16/2022	(5,084)	(5,068)
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(4,450,000)	(4,450,000)	2.35	05/17/2021	(8,822)	—
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(6,070,000)	(6,070,000)	2.15	05/27/2021	(16,996)	(1)
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(7,510,000)	(7,510,000)	2.40	06/01/2021	(13,518)	(1)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(2,790,000)	(2,790,000)	0.12	04/08/2021	(10,607)	(52)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(1,400,000)	(1,400,000)	0.16	04/12/2021	(4,785)	(26)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(908,800)	(908,800)	0.11	05/28/2021	(2,588)	(28)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(940,000)	(940,000)	0.05	06/10/2021	(2,420)	(36)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(420,000)	(420,000)	0.00	06/14/2021	(1,155)	(18)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(420,000)	(420,000)	0.00	06/18/2021	(987)	(19)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(610,000)	(610,000)	0.08	06/28/2021	(1,793)	(20)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(490,000)	(490,000)	0.00	07/01/2021	(996)	(25)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(500,000)	(500,000)	0.00	07/19/2021	(915)	(30)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(640,000)	(640,000)	(0.15)	08/09/2021	(896)	(74)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(1,140,000)	(1,140,000)	(0.15)	08/09/2021	(1,686)	(131)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(2,060,000)	(2,060,000)	(0.25)	09/03/2021	(3,502)	(473)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(1,810,000)	(1,810,000)	0.10	03/29/2021	(6,703)	(31)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(1,400,000)	(1,400,000)	0.10	04/12/2021	(4,670)	(28)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(1,380,000)	(1,380,000)	0.15	04/19/2021	(5,021)	(28)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(410,000)	(410,000)	0.00	06/14/2021	(1,134)	(18)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(500,000)	(500,000)	0.00	06/21/2021	(1,218)	(23)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(460,000)	(460,000)	0.00	06/25/2021	(1,082)	(22)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(480,000)	(480,000)	(0.05)	07/02/2021	(1,002)	(28)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(247,500)	(247,500)	(0.12)	09/12/2022	(3,683)	(1,155)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(250,000)	(250,000)	(0.04)	09/13/2022	(3,974)	(919)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	95

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Put option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(530,000)	(530,000)	(0.02)	04/07/2022	(6,597)	(1,048)
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(460,000)	(460,000)	0.48	01/19/2021	(1,187)	(352)
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(630,000)	(630,000)	0.60	09/03/2021	(3,213)	(3,605)
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 6-Month EURIBOR	Deutsche Bank	EUR	(460,000)	(460,000)	(0.12)	04/04/2022	(5,818)	(1,253)
U.S. Treasury 10-Year Note	UBS	USD	(1,104,625)	(8)	136.50	01/22/2021	(894)	(627)
Total							(420,638)	(188,765)

Interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 2.630%	7-Day CFETS China Fixing Repo Rate	Receives Quarterly, Pays Quarterly	Citi	08/10/2025	CNY	3,935,000	(398)	202	—	—	—	(196)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.560%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/27/2021	USD	2,120,000	(15,486)	—	—	—	(15,486)
3-Month USD LIBOR	Fixed rate of 1.560%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/30/2021	USD	450,000	(3,286)	—	—	—	(3,286)
3-Month USD LIBOR	Fixed rate of 1.770%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/15/2021	USD	610,000	(4,820)	—	—	—	(4,820)
Fixed rate of 2.014%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	07/02/2021	USD	245,000	4,532	—	—	4,532	—
3-Month USD LIBOR	Fixed rate of 1.579%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/09/2021	USD	2,110,000	(24,628)	—	—	—	(24,628)
6-Month EURIBOR	Fixed rate of -0.450%	Receives SemiAnnually, Pays Annually	Goldman Sachs	12/16/2021	EUR	495,000	(829)	—	—	—	(829)
Fixed rate of -0.298%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	01/16/2022	EUR	980,000	1,187	—	—	1,187	—
Fixed rate of 2.526%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	02/07/2022	USD	6,090,000	217,868	—	—	217,868	—
3-Month USD LIBOR	Fixed rate of 2.400%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/26/2022	USD	5,810,000	(185,649)	—	—	—	(185,649)
Fixed rate of -0.479%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	03/05/2022	EUR	500,000	(1,263)	—	—	—	(1,263)
Fixed rate of -0.477%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	03/06/2022	EUR	300,000	(749)	—	—	—	(749)
Fixed rate of -0.493%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	03/09/2022	EUR	360,000	(1,020)	—	—	—	(1,020)
6-Month EURIBOR	Fixed rate of -0.354%	Receives SemiAnnually, Pays Annually	Goldman Sachs	03/20/2022	EUR	240,000	(153)	—	—	—	(153)
6-Month EURIBOR	Fixed rate of -0.335%	Receives SemiAnnually, Pays Annually	Goldman Sachs	03/20/2022	EUR	230,000	(254)	—	—	—	(254)
6-Month EURIBOR	Fixed rate of -0.298%	Receives SemiAnnually, Pays Annually	Goldman Sachs	03/23/2022	EUR	1,100,000	(2,225)	—	—	—	(2,225)
The accompanying Notes to Financial Statements are an integral part of this statement.
96	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.870%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/02/2022	USD	2,330,000	(39,709)	—	—	—	(39,709)
6-Month EURIBOR	Fixed rate of -0.376%	Receives SemiAnnually, Pays Annually	Goldman Sachs	06/19/2022	EUR	640,000	(300)	—	—	—	(300)
Fixed rate of -0.250%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	06/24/2022	EUR	222,000	789	—	—	789	—
Fixed rate of -0.290%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	06/25/2022	EUR	83,000	214	—	—	214	—
Fixed rate of -0.280%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	06/26/2022	EUR	83,000	234	—	—	234	—
Fixed rate of -0.275%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	06/30/2022	EUR	84,000	245	—	—	245	—
Fixed rate of 1.713%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	07/13/2022	USD	3,750,000	57,161	—	—	57,161	—
Fixed rate of -0.296%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	07/16/2022	EUR	330,000	1,467	—	—	1,467	—
Fixed rate of -0.300%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	07/20/2022	EUR	560,000	2,503	—	—	2,503	—
Fixed rate of -0.303%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	07/20/2022	EUR	480,000	2,110	—	—	2,110	—
6-Month EURIBOR	Fixed rate of -0.397%	Receives SemiAnnually, Pays Annually	Goldman Sachs	07/21/2022	EUR	450,000	(946)	—	—	—	(946)
6-Month EURIBOR	Fixed rate of -0.257%	Receives SemiAnnually, Pays Annually	Goldman Sachs	09/22/2022	EUR	450,000	(2,817)	—	—	—	(2,817)
Fixed rate of 1.200%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	09/25/2022	USD	900,000	15,707	—	—	15,707	—
Fixed rate of -0.316%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	09/29/2022	EUR	500,000	2,400	—	—	2,400	—
Fixed rate of -0.342%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	10/02/2022	EUR	510,000	2,157	—	—	2,157	—
Fixed rate of -0.329%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	10/02/2022	EUR	450,000	2,053	—	—	2,053	—
Fixed rate of -0.346%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	11/02/2022	EUR	330,000	1,438	—	—	1,438	—
3-Month USD LIBOR	Fixed rate of 0.245%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	12/15/2022	USD	1,080,000	(1,101)	—	—	—	(1,101)
3-Month USD LIBOR	Fixed rate of 0.260%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	12/15/2022	USD	2,140,000	(2,696)	—	—	—	(2,696)
Fixed rate of -0.310%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	02/01/2023	EUR	530,000	2,756	—	—	2,756	—
Fixed rate of -0.333%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	02/12/2023	EUR	270,000	1,249	—	—	1,249	—
6-Month EURIBOR	Fixed rate of -0.405%	Receives SemiAnnually, Pays Annually	Goldman Sachs	02/16/2023	EUR	450,000	(1,292)	—	—	—	(1,292)
6-Month EURIBOR	Fixed rate of -0.401%	Receives SemiAnnually, Pays Annually	Goldman Sachs	02/16/2023	EUR	450,000	(1,336)	—	—	—	(1,336)
Fixed rate of 0.882%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	03/02/2023	USD	575,000	7,879	—	—	7,879	—
Fixed rate of -0.414%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	03/02/2023	EUR	620,000	1,621	—	—	1,621	—
Fixed rate of -0.474%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	03/04/2023	EUR	250,000	283	—	—	283	—
6-Month EURIBOR	Fixed rate of -0.180%	Receives SemiAnnually, Pays Annually	Goldman Sachs	03/24/2023	EUR	1,000,000	(8,383)	—	—	—	(8,383)
6-Month EURIBOR	Fixed rate of -0.175%	Receives SemiAnnually, Pays Annually	Goldman Sachs	03/24/2023	EUR	1,005,000	(8,549)	—	—	—	(8,549)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	97

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
6-Month EURIBOR	Fixed rate of -0.169%	Receives SemiAnnually, Pays Annually	Goldman Sachs	03/24/2023	EUR	1,005,000	(8,703)	—	—	—	(8,703)
6-Month EURIBOR	Fixed rate of 0.098%	Receives SemiAnnually, Pays Annually	Goldman Sachs	04/12/2023	EUR	1,310,000	(19,956)	—	—	—	(19,956)
Fixed rate of -0.307%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	04/29/2023	EUR	460,000	2,388	—	—	2,388	—
Fixed rate of -0.342%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	05/03/2023	EUR	330,000	1,425	—	—	1,425	—
Fixed rate of -0.382%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	05/04/2023	EUR	310,000	1,035	—	—	1,035	—
Fixed rate of -0.368%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	05/06/2023	EUR	220,000	812	—	—	812	—
Fixed rate of -0.415%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	06/24/2023	EUR	230,000	563	—	—	563	—
Fixed rate of -0.395%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	06/25/2023	EUR	230,000	683	—	—	683	—
Fixed rate of -0.419%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	07/02/2023	EUR	260,000	607	—	—	607	—
Fixed rate of -0.400%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	07/08/2023	EUR	220,000	614	—	—	614	—
Fixed rate of 0.250%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	07/08/2023	USD	440,000	59	—	—	59	—
3-Month USD LIBOR	Fixed rate of 1.771%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	07/12/2023	USD	3,810,000	(58,410)	—	—	—	(58,410)
Fixed rate of -0.410%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	07/20/2023	EUR	510,000	1,304	—	—	1,304	—
6-Month EURIBOR	Fixed rate of -0.300%	Receives SemiAnnually, Pays Annually	Goldman Sachs	07/25/2023	EUR	1,340,000	(7,082)	—	—	—	(7,082)
Fixed rate of -0.411%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	07/27/2023	EUR	230,000	577	—	—	577	—
Fixed rate of -0.429%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	08/05/2023	EUR	220,000	454	—	—	454	—
Fixed rate of -0.431%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	08/09/2023	EUR	140,000	294	—	—	294	—
Fixed rate of -0.454%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	08/11/2023	EUR	160,000	230	—	—	230	—
Fixed rate of -0.577%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	08/17/2023	EUR	160,000	(258)	—	—	—	(258)
Fixed rate of -0.440%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	08/24/2023	EUR	200,000	353	—	—	353	—
Fixed rate of -0.468%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	09/13/2023	EUR	440,000	452	—	—	452	—
Fixed rate of -0.433%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	09/14/2023	EUR	130,000	248	—	—	248	—
Fixed rate of -0.450%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	09/28/2023	EUR	280,000	410	—	—	410	—
Fixed rate of -0.436%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	10/06/2023	EUR	130,000	234	—	—	234	—
6-Month EURIBOR	Fixed rate of -0.167%	Receives SemiAnnually, Pays Annually	Goldman Sachs	12/13/2023	EUR	460,000	(3,851)	—	—	—	(3,851)
6-Month EURIBOR	Fixed rate of -0.115%	Receives SemiAnnually, Pays Annually	Goldman Sachs	12/27/2023	EUR	380,000	(3,656)	—	—	—	(3,656)
6-Month EURIBOR	Fixed rate of -0.056%	Receives SemiAnnually, Pays Annually	Goldman Sachs	01/03/2024	EUR	240,000	(2,656)	—	—	—	(2,656)
6-Month EURIBOR	Fixed rate of -0.050%	Receives SemiAnnually, Pays Annually	Goldman Sachs	01/03/2024	EUR	240,000	(2,695)	—	—	—	(2,695)
The accompanying Notes to Financial Statements are an integral part of this statement.
98	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
UK Retail Price Index All Items Monthly	Fixed rate of 3.245%	Receives at Maturity, Pays at Maturity	Goldman Sachs	07/15/2024	GBP	550,000	(3,466)	—	—	—	(3,466)
Fixed rate of 0.125%	6-Month GBP LIBOR	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	07/30/2024	GBP	610,000	(185)	—	—	—	(185)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.852%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/01/2024	USD	980,000	2,215	—	—	2,215	—
U.S. CPI Urban Consumers NSA	Fixed rate of 1.706%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/12/2024	USD	1,000,000	10,704	—	—	10,704	—
Fixed rate of 3.208%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	10/29/2024	USD	1,025,000	109,504	—	—	109,504	—
6-Month EURIBOR	Fixed rate of -0.173%	Receives SemiAnnually, Pays Annually	Goldman Sachs	11/11/2024	EUR	100,000	(1,584)	—	—	—	(1,584)
3-Month USD LIBOR	Fixed rate of 0.571%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/21/2024	USD	100,000	(10)	—	—	—	(10)
6-Month EURIBOR	Fixed rate of -0.216%	Receives SemiAnnually, Pays Annually	Goldman Sachs	11/21/2024	EUR	160,000	(2,189)	—	—	—	(2,189)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.710%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/25/2024	USD	1,400,000	22,732	—	—	22,732	—
Fixed rate of 3.083%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	11/29/2024	USD	2,000,000	201,568	—	—	201,568	—
3-Month USD LIBOR	Fixed rate of 2.572%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/07/2025	USD	1,720,000	(175,919)	—	—	—	(175,919)
Fixed rate of 2.521%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	02/28/2025	USD	240,000	21,543	—	—	21,543	—
6-Month EURIBOR	Fixed rate of -0.175%	Receives SemiAnnually, Pays Annually	Goldman Sachs	03/18/2025	EUR	25,000	(398)	—	—	—	(398)
3-Month USD LIBOR	Fixed rate of 0.626%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/14/2025	USD	330,000	(4,122)	—	—	—	(4,122)
Fixed rate of 0.358%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	06/02/2025	USD	320,000	(100)	—	—	—	(100)
Fixed rate of -0.429%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	09/21/2025	EUR	80,000	218	—	—	218	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.530%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2025	GBP	525,000	(8,447)	—	—	—	(8,447)
Fixed rate of 0.785%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	11/19/2025	USD	1,430,000	(632)	—	—	—	(632)
Fixed rate of -0.339%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	07/20/2026	EUR	180,000	1,099	—	—	1,099	—
3-Month USD LIBOR	Fixed rate of 0.652%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/20/2027	USD	60,000	91	—	—	91	—
Fixed rate of 0.680%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	06/20/2027	USD	325,000	(670)	—	—	—	(670)
Fixed rate of 0.652%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	06/20/2027	USD	325,000	(1,113)	—	—	—	(1,113)
Fixed rate of -0.251%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	08/16/2027	EUR	360,000	2,737	—	—	2,737	—
6-Month EURIBOR	Fixed rate of -0.259%	Receives SemiAnnually, Pays Annually	Goldman Sachs	08/16/2027	EUR	90,000	(643)	—	—	—	(643)
3-Month USD LIBOR	Fixed rate of 0.502%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/17/2027	USD	410,000	2,407	—	—	2,407	—
3-Month USD LIBOR	Fixed rate of 0.501%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/19/2027	USD	70,000	422	—	—	422	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	99

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of -0.283%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	09/19/2027	EUR	70,000	381	—	—	381	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.570%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2027	GBP	725,000	(15,369)	—	—	—	(15,369)
Fixed rate of -0.357%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	10/18/2027	EUR	160,000	30	—	—	30	—
Fixed rate of -0.396%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	10/18/2027	EUR	50,000	(115)	—	—	—	(115)
Fixed rate of 0.620%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	11/04/2027	USD	55,000	(37)	—	—	—	(37)
Fixed rate of -0.358%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	12/12/2027	EUR	90,000	(56)	—	—	—	(56)
Fixed rate of 0.000%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	12/29/2027	USD	110,000	273	—	—	273	—
Fixed rate of 0.665%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	01/05/2028	USD	55,000	(1)	—	—	—	(1)
Fixed rate of 0.654%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	07/12/2028	USD	330,000	(5,115)	—	—	—	(5,115)
Fixed rate of 3.490%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	03/15/2029	GBP	460,000	27,969	—	—	27,969	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 1.290%	Receives at Maturity, Pays at Maturity	Goldman Sachs	03/15/2029	EUR	650,000	(32,250)	—	—	—	(32,250)
UK Retail Price Index All Items Monthly	Fixed rate of 3.750%	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/15/2029	GBP	345,000	(36,886)	—	—	—	(36,886)
UK Retail Price Index All Items Monthly	Fixed rate of 3.715%	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/15/2029	GBP	400,000	(40,131)	—	—	—	(40,131)
6-Month EURIBOR	Fixed rate of 0.185%	Receives SemiAnnually, Pays Annually	Goldman Sachs	01/16/2030	EUR	200,000	(12,070)	—	—	—	(12,070)
3-Month USD LIBOR	Fixed rate of 1.631%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/10/2030	USD	120,000	(9,047)	—	—	—	(9,047)
Fixed rate of 0.820%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	04/14/2030	USD	170,000	(575)	—	—	—	(575)
3-Month USD LIBOR	Fixed rate of 0.648%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/02/2030	USD	170,000	3,598	—	—	3,598	—
Fixed rate of 1.848%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/10/2030	USD	485,000	(24,896)	—	—	—	(24,896)
3-Month USD LIBOR	Fixed rate of 0.961%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/15/2030	USD	150,000	(635)	—	—	—	(635)
Fixed rate of 2.008%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/04/2030	USD	170,000	(5,138)	—	—	—	(5,138)
Fixed rate of 1.918%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/10/2030	USD	465,000	(18,285)	—	—	—	(18,285)
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 0.919%	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/15/2030	EUR	395,000	7,841	—	—	7,841	—
3-Month USD LIBOR	Fixed rate of 0.680%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	09/16/2030	USD	120,000	2,322	—	—	2,322	—
The accompanying Notes to Financial Statements are an integral part of this statement.
100	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month NZD LIBOR	Fixed rate of 1.080%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	09/16/2030	NZD	1,510,000	(15,487)	—	—	—	(15,487)
Fixed rate of 1.949%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/18/2030	USD	230,000	(7,963)	—	—	—	(7,963)
Fixed rate of 3.574%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2030	GBP	525,000	13,906	—	—	13,906	—
3-Month USD LIBOR	Fixed rate of 0.896%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/27/2030	USD	100,000	33	—	—	33	—
3-Month USD LIBOR	Fixed rate of 0.898%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/27/2030	USD	100,000	13	—	—	13	—
3-Month USD LIBOR	Fixed rate of 0.652%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/04/2030	USD	250,000	6,133	—	—	6,133	—
3-Month USD LIBOR	Fixed rate of 0.885%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/05/2030	USD	160,000	190	—	—	190	—
3-Month USD LIBOR	Fixed rate of 0.893%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/05/2030	USD	37,000	37	—	—	37	—
3-Month USD LIBOR	Fixed rate of 0.950%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/12/2030	USD	130,000	(567)	—	—	—	(567)
Fixed rate of 2.108%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/07/2030	USD	470,000	(6,267)	—	—	—	(6,267)
3-Month USD LIBOR	Fixed rate of 0.920%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	12/10/2030	USD	161,000	(42)	—	—	—	(42)
3-Month USD LIBOR	Fixed rate of 0.962%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	12/11/2030	USD	100,000	(436)	—	—	—	(436)
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 1.113%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2030	EUR	380,000	1,989	—	—	1,989	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 1.124%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2030	EUR	380,000	1,401	—	—	1,401	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.384%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2030	GBP	150,000	748	—	—	748	—
Fixed rate of 1.108%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2030	EUR	390,000	(2,367)	—	—	—	(2,367)
Fixed rate of 2.169%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/24/2030	USD	465,000	(2,960)	—	—	—	(2,960)
3-Month USD LIBOR	Fixed rate of 0.000%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	12/29/2030	USD	60,000	(264)	—	—	—	(264)
3-Month USD LIBOR	Fixed rate of 0.000%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	12/30/2030	USD	160,000	(388)	—	—	—	(388)
Fixed rate of 2.192%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/31/2030	USD	240,000	(904)	—	—	—	(904)
3-Month USD LIBOR	Fixed rate of 0.761%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/03/2031	USD	104,000	2,315	—	—	2,315	—
3-Month USD LIBOR	Fixed rate of 0.858%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/04/2031	USD	20,000	361	—	—	361	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	101

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.028%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/26/2031	USD	60,000	220	—	—	220	—
3-Month USD LIBOR	Fixed rate of 0.760%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/03/2032	USD	310,000	11,234	—	—	11,234	—
3-Month USD LIBOR	Fixed rate of 0.765%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/04/2032	USD	320,000	11,445	—	—	11,445	—
3-Month USD LIBOR	Fixed rate of 0.770%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/06/2032	USD	210,000	7,427	—	—	7,427	—
6-Month JPY BBA LIBOR	Fixed rate of 0.336%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	02/08/2034	JPY	3,070,000	(888)	—	—	—	(888)
3-Month USD LIBOR	Fixed rate of 1.645%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/22/2034	USD	120,000	(2,021)	—	—	—	(2,021)
UK Retail Price Index All Items Monthly	Fixed rate of 3.420%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2034	GBP	815,000	(62,001)	—	—	—	(62,001)
3-Month USD LIBOR	Fixed rate of 1.907%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/21/2034	USD	150,000	(5,949)	—	—	—	(5,949)
3-Month USD LIBOR	Fixed rate of 1.933%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/22/2034	USD	120,000	(5,049)	—	—	—	(5,049)
3-Month USD LIBOR	Fixed rate of 1.982%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/23/2034	USD	20,000	(932)	—	—	—	(932)
3-Month USD LIBOR	Fixed rate of 1.998%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/07/2034	USD	130,000	(6,199)	—	—	—	(6,199)
3-Month USD LIBOR	Fixed rate of 2.111%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/12/2034	USD	130,000	(7,555)	—	—	—	(7,555)
UK Retail Price Index All Items Monthly	Fixed rate of 3.360%	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2035	GBP	300,000	(12,161)	—	—	—	(12,161)
UK Retail Price Index All Items Monthly	Fixed rate of 3.390%	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2035	GBP	300,000	(14,997)	—	—	—	(14,997)
6-Month JPY BBA LIBOR	Fixed rate of 0.295%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	06/17/2039	JPY	2,550,000	(231)	—	—	—	(231)
6-Month JPY BBA LIBOR	Fixed rate of 0.167%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	08/08/2039	JPY	1,860,000	256	—	—	256	—
Fixed rate of 3.360%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2039	GBP	815,000	69,008	—	—	69,008	—
3-Month USD LIBOR	Fixed rate of 2.098%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/23/2039	USD	70,000	(2,087)	—	—	—	(2,087)
Fixed rate of 3.341%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2040	GBP	300,000	17,469	—	—	17,469	—
Fixed rate of 3.310%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2040	GBP	300,000	13,030	—	—	13,030	—
3-Month USD LIBOR	Fixed rate of 0.973%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/17/2040	USD	60,000	3,485	—	—	3,485	—
Fixed rate of 3.333%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2040	GBP	115,000	1,685	—	—	1,685	—
6-Month JPY BBA LIBOR	Fixed rate of 0.225%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	12/22/2040	JPY	1,760,000	155	—	—	155	—
6-Month JPY BBA LIBOR	Fixed rate of 0.715%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	03/21/2044	JPY	1,800,000	(1,141)	—	—	—	(1,141)
6-Month JPY BBA LIBOR	Fixed rate of 0.201%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	08/28/2044	JPY	930,000	346	—	—	346	—
The accompanying Notes to Financial Statements are an integral part of this statement.
102	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 3.270%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2044	GBP	630,000	62,710	—	—	62,710	—
3-Month USD LIBOR	Fixed rate of 2.110%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/15/2044	USD	160,000	(5,026)	—	—	—	(5,026)
Fixed rate of 3.220%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2045	GBP	300,000	15,876	—	—	15,876	—
Fixed rate of 3.239%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2045	GBP	200,000	13,131	—	—	13,131	—
6-Month JPY BBA LIBOR	Fixed rate of 0.371%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	01/30/2045	JPY	1,450,000	108	—	—	108	—
3-Month USD LIBOR	Fixed rate of 2.378%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	07/05/2049	USD	60,000	(3,308)	—	—	—	(3,308)
3-Month USD LIBOR	Fixed rate of 1.709%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/16/2049	USD	50,000	(218)	—	—	—	(218)
3-Month USD LIBOR	Fixed rate of 1.667%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/17/2049	USD	40,000	(46)	—	—	—	(46)
UK Retail Price Index All Items Monthly	Fixed rate of 3.160%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2049	GBP	630,000	(58,858)	—	—	—	(58,858)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.960%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/12/2049	USD	385,000	35,103	—	—	35,103	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.133%	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2050	GBP	200,000	(12,637)	—	—	—	(12,637)
UK Retail Price Index All Items Monthly	Fixed rate of 3.111%	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2050	GBP	300,000	(13,166)	—	—	—	(13,166)
Fixed rate of 1.828%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	02/10/2050	USD	50,000	5,681	—	—	5,681	—
3-Month USD LIBOR	Fixed rate of 1.100%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/25/2050	USD	50,000	3,904	—	—	3,904	—
3-Month USD LIBOR	Fixed rate of 1.090%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/20/2052	USD	60,000	5,942	—	—	5,942	—
3-Month USD LIBOR	Fixed rate of 1.136%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/20/2052	USD	60,000	5,241	—	—	5,241	—
3-Month USD LIBOR	Fixed rate of 0.881%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	07/12/2053	USD	60,000	9,761	—	—	9,761	—
Fixed rate of 1.929%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	12/01/2056	USD	10,000	759	—	—	759	—
Total							10,394	—	—	1,077,351	(1,066,957)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month NZD LIBOR	London Interbank Offered Rate	0.270%
3-Month USD LIBOR	London Interbank Offered Rate	0.228%
6-Month EURIBOR	Euro Interbank Offered Rate	(0.526%)
6-Month GBP LIBOR	London Interbank Offered Rate	0.030%
6-Month JPY BBA LIBOR	London Interbank Offered Rate	(0.058%)
7-Day CFETS China Fixing Repo Rate	China Foreign Exchange Trade System	2.600%
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	103

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Reference index and values for swap contracts as of period end (continued)
Reference index		Reference rate
Eurostat Eurozone HICP ex-Tobacco NSA	Harmonised Index of Consumer Price Index Excluding Tobacco	0.300%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	1.362%
UK Retail Price Index All Items Monthly	United Kingdom Retail Price Index All Items	0.600%
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Principal and interest may not be guaranteed by a governmental entity.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $51,070,247, which represents 47.34% of total net assets.
(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	1,082,616	44,970,403	(43,526,120)	—	2,526,899	578	12,806	2,527,152
Abbreviation Legend
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
104	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2020
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Foreign Government Obligations	—	1,344,412	—	1,344,412
Inflation-Indexed Bonds	—	103,131,046	—	103,131,046
U.S. Treasury Obligations	587,264	—	—	587,264
Options Purchased Calls	6,650	272,433	—	279,083
Options Purchased Puts	2,250	86,014	—	88,264
Money Market Funds	2,526,899	—	—	2,526,899
Total Investments in Securities	3,123,063	104,833,905	—	107,956,968
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	258,947	—	258,947
Futures Contracts	49,666	—	—	49,666
Swap Contracts	—	1,077,351	—	1,077,351
Liability
Forward Foreign Currency Exchange Contracts	—	(1,630,313)	—	(1,630,313)
Futures Contracts	(19,712)	—	—	(19,712)
Options Contracts Written	(24,208)	(402,703)	—	(426,911)
Swap Contracts	—	(1,067,153)	—	(1,067,153)
Total	3,128,809	103,070,034	—	106,198,843
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	105

Portfolio of Investments
CTIVP® – Victory Sycamore Established Value Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Communication Services 2.5%
Media 2.5%
Interpublic Group of Companies, Inc. (The)	446,000	10,489,920
ViacomCBS, Inc., Class B	180,600	6,729,156
Total		17,219,076
Total Communication Services		17,219,076
Consumer Discretionary 10.4%
Auto Components 3.4%
Aptiv PLC	66,800	8,703,372
BorgWarner, Inc.	385,000	14,876,400
Total		23,579,772
Hotels, Restaurants & Leisure 4.6%
Darden Restaurants, Inc.	85,900	10,232,408
Las Vegas Sands Corp.	163,000	9,714,800
Yum! Brands, Inc.	112,800	12,245,568
Total		32,192,776
Specialty Retail 2.4%
AutoNation, Inc.(a)	103,000	7,188,370
Ross Stores, Inc.	80,400	9,873,924
Total		17,062,294
Total Consumer Discretionary		72,834,842
Consumer Staples 8.1%
Food & Staples Retailing 2.3%
Kroger Co. (The)	134,000	4,255,840
Sysco Corp.	162,600	12,074,676
Total		16,330,516
Food Products 5.8%
Archer-Daniels-Midland Co.	343,900	17,335,999
Hershey Co. (The)	58,100	8,850,373
Hormel Foods Corp.	82,100	3,826,681
Tyson Foods, Inc., Class A	163,800	10,555,272
Total		40,568,325
Total Consumer Staples		56,898,841
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.4%
Oil, Gas & Consumable Fuels 3.4%
Cimarex Energy Co.	165,300	6,200,403
Devon Energy Corp.	387,000	6,118,470
Parsley Energy, Inc., Class A	342,000	4,856,400
Valero Energy Corp.	119,900	6,782,743
Total		23,958,016
Total Energy		23,958,016
Financials 14.9%
Banks 4.3%
Prosperity Bancshares, Inc.	155,800	10,806,288
TCF Financial Corp.	218,500	8,088,870
Zions Bancorp	263,000	11,424,720
Total		30,319,878
Insurance 10.6%
Aflac, Inc.	159,900	7,110,753
Alleghany Corp.	25,200	15,212,988
American Financial Group, Inc.	138,000	12,091,560
Arthur J Gallagher & Co.	77,500	9,587,525
Everest Re Group Ltd.	46,500	10,885,185
Old Republic International Corp.	385,000	7,588,350
WR Berkley Corp.	176,100	11,696,562
Total		74,172,923
Total Financials		104,492,801
Health Care 5.5%
Health Care Equipment & Supplies 3.1%
Cooper Companies, Inc. (The)	30,300	11,008,596
Hill-Rom Holdings, Inc.	108,000	10,580,760
Total		21,589,356
Health Care Providers & Services 2.4%
Molina Healthcare, Inc.(a)	28,300	6,018,844
Quest Diagnostics, Inc.	90,000	10,725,300
Total		16,744,144
Total Health Care		38,333,500
The accompanying Notes to Financial Statements are an integral part of this statement.
106	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – Victory Sycamore Established Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 19.1%
Aerospace & Defense 2.0%
Textron, Inc.	288,900	13,962,537
Airlines 1.0%
Alaska Air Group, Inc.	137,000	7,124,000
Building Products 1.5%
Owens Corning	139,700	10,583,672
Commercial Services & Supplies 0.7%
Republic Services, Inc.	50,600	4,872,780
Electrical Equipment 1.5%
Hubbell, Inc.	66,800	10,473,572
Machinery 6.8%
AGCO Corp.	113,600	11,711,024
Lincoln Electric Holdings, Inc.	44,000	5,115,000
Oshkosh Corp.	85,000	7,315,950
Parker-Hannifin Corp.	41,700	11,359,497
Toro Co. (The)	63,500	6,022,340
Xylem, Inc.	61,700	6,280,443
Total		47,804,254
Professional Services 1.5%
ManpowerGroup, Inc.	113,000	10,190,340
Road & Rail 2.9%
JB Hunt Transport Services, Inc.	66,000	9,018,900
Landstar System, Inc.	81,100	10,920,926
Total		19,939,826
Trading Companies & Distributors 1.2%
United Rentals, Inc.(a)	35,900	8,325,569
Total Industrials		133,276,550
Information Technology 13.1%
Communications Equipment 1.1%
Motorola Solutions, Inc.	43,800	7,448,628
Electronic Equipment, Instruments & Components 5.2%
Amphenol Corp., Class A	46,000	6,015,420
Coherent, Inc.(a)	72,500	10,876,450
Flex Ltd.(a)	820,500	14,752,590
Zebra Technologies Corp., Class A(a)	11,400	4,381,362
Total		36,025,822
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 5.2%
DXC Technology Co.	282,000	7,261,500
Genpact Ltd.	264,000	10,919,040
Leidos Holdings, Inc.	81,000	8,514,720
MAXIMUS, Inc.	133,000	9,734,270
Total		36,429,530
Semiconductors & Semiconductor Equipment 0.7%
Skyworks Solutions, Inc.	34,400	5,259,072
Technology Hardware, Storage & Peripherals 0.9%
Hewlett Packard Enterprise Co.	534,000	6,327,900
Total Information Technology		91,490,952
Materials 11.8%
Chemicals 3.8%
Corteva, Inc.	151,000	5,846,720
Eastman Chemical Co.	100,900	10,118,252
Westlake Chemical Corp.	125,800	10,265,280
Total		26,230,252
Containers & Packaging 4.7%
AptarGroup, Inc.	62,300	8,528,247
Avery Dennison Corp.	91,500	14,192,565
Packaging Corp. of America	75,400	10,398,414
Total		33,119,226
Metals & Mining 3.3%
Reliance Steel & Aluminum Co.	91,600	10,969,100
Steel Dynamics, Inc.	324,000	11,945,880
Total		22,914,980
Total Materials		82,264,458
Real Estate 7.0%
Equity Real Estate Investment Trusts (REITS) 7.0%
American Homes 4 Rent, Class A	295,000	8,850,000
Americold Realty Trust	160,700	5,998,931
Healthcare Trust of America, Inc., Class A	247,900	6,827,166
Highwoods Properties, Inc.	191,300	7,581,219
Lamar Advertising Co., Class A	144,800	12,050,256
National Retail Properties, Inc.	182,800	7,480,176
Total		48,787,748
Total Real Estate		48,787,748

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	107

Portfolio of Investments   (continued)
CTIVP® – Victory Sycamore Established Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.5%
Electric Utilities 2.5%
Alliant Energy Corp.	177,300	9,136,269
Xcel Energy, Inc.	127,000	8,467,090
Total		17,603,359
Total Utilities		17,603,359
Total Common Stocks (Cost $598,461,453)		687,160,143

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	11,651,605	11,650,439
Total Money Market Funds (Cost $11,650,439)		11,650,439
Total Investments in Securities (Cost: $610,111,892)		698,810,582
Other Assets & Liabilities, Net		(72,783)
Net Assets		698,737,799

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	22,714,277	86,381,049	(97,445,425)	538	11,650,439	2,092	79,953	11,651,605
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are
The accompanying Notes to Financial Statements are an integral part of this statement.
108	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – Victory Sycamore Established Value Fund, December 31, 2020
Fair value measurements  (continued)
illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	17,219,076	—	—	17,219,076
Consumer Discretionary	72,834,842	—	—	72,834,842
Consumer Staples	56,898,841	—	—	56,898,841
Energy	23,958,016	—	—	23,958,016
Financials	104,492,801	—	—	104,492,801
Health Care	38,333,500	—	—	38,333,500
Industrials	133,276,550	—	—	133,276,550
Information Technology	91,490,952	—	—	91,490,952
Materials	82,264,458	—	—	82,264,458
Real Estate	48,787,748	—	—	48,787,748
Utilities	17,603,359	—	—	17,603,359
Total Common Stocks	687,160,143	—	—	687,160,143
Money Market Funds	11,650,439	—	—	11,650,439
Total Investments in Securities	698,810,582	—	—	698,810,582
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	109

Portfolio of Investments
Variable Portfolio – Partners Core Equity Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 8.2%
Diversified Telecommunication Services 1.0%
CenturyLink, Inc.	389,081	3,793,540
Verizon Communications, Inc.	458,285	26,924,243
Total		30,717,783
Entertainment 0.9%
Electronic Arts, Inc.	97,845	14,050,542
Madison Square Garden Sports Corp., Class A(a)	39,131	7,204,017
Take-Two Interactive Software, Inc.(a)	36,731	7,632,334
Total		28,886,893
Interactive Media & Services 5.7%
Alphabet, Inc., Class C(a)	79,767	139,742,212
Facebook, Inc., Class A(a)	138,879	37,936,188
Total		177,678,400
Media 0.5%
Cable One, Inc.	3,397	7,567,565
Charter Communications, Inc., Class A(a)	15,011	9,930,527
Total		17,498,092
Wireless Telecommunication Services 0.1%
Telephone and Data Systems, Inc.	131,449	2,441,008
Total Communication Services		257,222,176
Consumer Discretionary 11.7%
Automobiles 1.5%
Ford Motor Co.	2,707,567	23,799,514
General Motors Co.	581,239	24,202,792
Total		48,002,306
Diversified Consumer Services 0.1%
Graham Holdings Co., Class B	6,435	3,432,300
Hotels, Restaurants & Leisure 3.1%
Domino’s Pizza, Inc.	23,081	8,850,640
Hilton Worldwide Holdings, Inc.	96,731	10,762,291
Marriott Vacations Worldwide Corp.	19,959	2,738,774
McDonald’s Corp.	105,701	22,681,320
Starbucks Corp.	272,462	29,147,985
Yum! Brands, Inc.	197,646	21,456,450
Total		95,637,460
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.2%
NVR, Inc.(a)	1,672	6,821,526
Internet & Direct Marketing Retail 4.4%
Amazon.com, Inc.(a)	40,806	132,902,286
Etsy, Inc.(a)	20,119	3,579,371
Total		136,481,657
Multiline Retail 0.6%
Dollar Tree, Inc.(a)	181,490	19,608,180
Specialty Retail 1.8%
AutoZone, Inc.(a)	13,644	16,174,143
Home Depot, Inc. (The)	4,447	1,181,212
Lowe’s Companies, Inc.	149,674	24,024,174
TJX Companies, Inc. (The)	199,400	13,617,026
Total		54,996,555
Total Consumer Discretionary		364,979,984
Consumer Staples 7.7%
Beverages 2.6%
Coca-Cola Co. (The)	566,300	31,055,892
Molson Coors Beverage Co., Class B	127,692	5,770,401
PepsiCo, Inc.	294,787	43,716,912
Total		80,543,205
Food & Staples Retailing 1.9%
Costco Wholesale Corp.	121,769	45,880,124
Kroger Co. (The)	415,384	13,192,596
Total		59,072,720
Food Products 1.8%
Archer-Daniels-Midland Co.	167,319	8,434,551
Hershey Co. (The)	82,091	12,504,922
Kellogg Co.	77,442	4,819,216
Mondelez International, Inc., Class A	504,495	29,497,822
Pilgrim’s Pride Corp.(a)	72,489	1,421,509
Total		56,678,020
The accompanying Notes to Financial Statements are an integral part of this statement.
110	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Equity Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.1%
Colgate-Palmolive Co.	255,905	21,882,437
Kimberly-Clark Corp.	87,258	11,764,996
Spectrum Brands Holdings, Inc.	36,096	2,850,862
Total		36,498,295
Tobacco 0.3%
Philip Morris International, Inc.	116,097	9,611,671
Total Consumer Staples		242,403,911
Energy 1.7%
Energy Equipment & Services 0.2%
NOV, Inc.	98,813	1,356,703
TechnipFMC PLC	436,346	4,101,652
Total		5,458,355
Oil, Gas & Consumable Fuels 1.5%
Apache Corp.	396,826	5,630,961
Devon Energy Corp.	200,296	3,166,680
EOG Resources, Inc.	377,085	18,805,229
HollyFrontier Corp.	40,910	1,057,523
Marathon Oil Corp.	298,188	1,988,914
Occidental Petroleum Corp.	303,565	5,254,710
Pioneer Natural Resources Co.	95,682	10,897,223
Targa Resources Corp.	53,785	1,418,848
Total		48,220,088
Total Energy		53,678,443
Financials 12.6%
Banks 2.1%
Bank of America Corp.	1,150,300	34,865,593
Citigroup, Inc.	26,421	1,629,119
Comerica, Inc.	8,105	452,745
M&T Bank Corp.	12,715	1,618,619
SVB Financial Group(a)	11,832	4,588,805
Wells Fargo & Co.	775,000	23,389,500
Total		66,544,381
Capital Markets 4.4%
Bank of New York Mellon Corp. (The)	338,203	14,353,335
Charles Schwab Corp. (The)	364,100	19,311,864
Goldman Sachs Group, Inc. (The)	47,300	12,473,483
Intercontinental Exchange, Inc.	372,849	42,985,761
Common Stocks (continued)
Issuer	Shares	Value ($)
Morgan Stanley	442,662	30,335,627
Northern Trust Corp.	59,163	5,510,442
Raymond James Financial, Inc.	43,682	4,179,057
State Street Corp.	122,460	8,912,639
Total		138,062,208
Consumer Finance 0.9%
Capital One Financial Corp.	167,222	16,529,895
Synchrony Financial	361,076	12,532,948
Total		29,062,843
Insurance 5.2%
Allstate Corp. (The)	142,010	15,611,159
Assurant, Inc.	53,245	7,253,034
Brighthouse Financial, Inc.(a)	149,184	5,401,207
Chubb Ltd.	139,501	21,471,994
Everest Re Group Ltd.	22,638	5,299,329
Marsh & McLennan Companies, Inc.	268,702	31,438,134
Mercury General Corp.	48,115	2,512,084
MetLife, Inc.	328,203	15,409,131
Prudential Financial, Inc.	94,172	7,352,008
Reinsurance Group of America, Inc.	10,536	1,221,122
Travelers Companies, Inc. (The)	147,234	20,667,237
Unum Group	252,092	5,782,991
Willis Towers Watson PLC	101,899	21,468,081
Total		160,887,511
Total Financials		394,556,943
Health Care 14.6%
Biotechnology 2.6%
AbbVie, Inc.	287,399	30,794,803
Agios Pharmaceuticals, Inc.(a)	17,255	747,659
Biogen, Inc.(a)	9,839	2,409,177
bluebird bio, Inc.(a)	29,028	1,256,042
Gilead Sciences, Inc.	310,140	18,068,756
Incyte Corp.(a)	70,240	6,109,475
Sage Therapeutics, Inc.(a)	17,529	1,516,434
United Therapeutics Corp.(a)	65,453	9,935,111
Vertex Pharmaceuticals, Inc.(a)	52,853	12,491,278
Total		83,328,735

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	111

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Equity Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.5%
ABIOMED, Inc.(a)	26,464	8,579,629
Becton Dickinson and Co.	80,618	20,172,236
Boston Scientific Corp.(a)	601,075	21,608,647
Danaher Corp.	105,779	23,497,747
DexCom, Inc.(a)	15,078	5,574,638
Medtronic PLC	253,694	29,717,715
Total		109,150,612
Health Care Providers & Services 4.5%
AmerisourceBergen Corp.	103,694	10,137,125
Anthem, Inc.	57,268	18,388,182
Cardinal Health, Inc.	113,560	6,082,274
Centene Corp.(a)	110,956	6,660,689
Cigna Corp.	116,389	24,229,862
HCA Healthcare, Inc.	77,600	12,762,096
Humana, Inc.	42,397	17,394,217
McKesson Corp.	99,867	17,368,869
Molina Healthcare, Inc.(a)	15,086	3,208,491
UnitedHealth Group, Inc.	68,533	24,033,152
Total		140,264,957
Pharmaceuticals 4.0%
Eli Lilly and Co.	302,745	51,115,466
Johnson & Johnson	305,374	48,059,760
Merck & Co., Inc.	129,277	10,574,858
Viatris, Inc.(a)	815,170	15,276,286
Total		125,026,370
Total Health Care		457,770,674
Industrials 7.9%
Aerospace & Defense 1.2%
Howmet Aerospace, Inc.	761,031	21,719,825
Lockheed Martin Corp.	23,545	8,358,004
Textron, Inc.	146,562	7,083,341
Total		37,161,170
Air Freight & Logistics 1.0%
CH Robinson Worldwide, Inc.	84,416	7,924,130
Expeditors International of Washington, Inc.	105,183	10,003,955
United Parcel Service, Inc., Class B	77,000	12,966,800
Total		30,894,885
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.2%
Delta Air Lines, Inc.	176,000	7,076,960
Commercial Services & Supplies 0.7%
Waste Connections, Inc.	223,255	22,899,265
Industrial Conglomerates 1.4%
General Electric Co.	2,028,279	21,905,413
Honeywell International, Inc.	102,300	21,759,210
Total		43,664,623
Machinery 2.4%
AGCO Corp.	90,104	9,288,822
Caterpillar, Inc.	75,700	13,778,914
Deere & Co.	46,306	12,458,629
Otis Worldwide Corp.	125,420	8,472,121
PACCAR, Inc.	210,727	18,181,526
Parker-Hannifin Corp.	48,781	13,288,432
Total		75,468,444
Professional Services 0.1%
ManpowerGroup, Inc.	27,575	2,486,714
TriNet Group, Inc.(a)	22,142	1,784,645
Total		4,271,359
Road & Rail 0.9%
Union Pacific Corp.	127,666	26,582,615
Total Industrials		248,019,321
Information Technology 25.7%
Communications Equipment 0.5%
Ciena Corp.(a)	32,234	1,703,567
CommScope Holding Co., Inc.(a)	433,699	5,811,567
Juniper Networks, Inc.	297,551	6,697,873
Total		14,213,007
Electronic Equipment, Instruments & Components 1.5%
Amphenol Corp., Class A	155,291	20,307,404
Arrow Electronics, Inc.(a)	81,600	7,939,680
Avnet, Inc.	63,647	2,234,646
Jabil, Inc.	71,018	3,020,396
TE Connectivity Ltd.	110,400	13,366,128
Total		46,868,254

The accompanying Notes to Financial Statements are an integral part of this statement.
112	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Equity Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 5.9%
Accenture PLC, Class A	72,555	18,952,091
Alliance Data Systems Corp.	24,357	1,804,854
Broadridge Financial Solutions, Inc.	130,200	19,946,640
DXC Technology Co.	154,812	3,986,409
Fidelity National Information Services, Inc.	147,959	20,930,280
Fiserv, Inc.(a)	317,039	36,098,060
MasterCard, Inc., Class A	17,924	6,397,793
VeriSign, Inc.(a)	177,649	38,443,244
Visa, Inc., Class A	176,706	38,650,903
Total		185,210,274
Semiconductors & Semiconductor Equipment 3.2%
Applied Materials, Inc.	177,900	15,352,770
Cirrus Logic, Inc.(a)	42,524	3,495,473
Micron Technology, Inc.(a)	414,559	31,166,545
QUALCOMM, Inc.	319,997	48,748,343
Total		98,763,131
Software 8.5%
Citrix Systems, Inc.	90,317	11,750,242
Dropbox, Inc., Class A(a)	276,641	6,138,664
Fortinet, Inc.(a)	71,151	10,568,058
Intuit, Inc.	37,128	14,103,071
Microsoft Corp.	886,949	197,275,196
New Relic, Inc.(a)	26,615	1,740,621
Nutanix, Inc., Class A(a)	22,546	718,541
Salesforce.com, Inc.(a)	86,377	19,221,474
Teradata Corp.(a)	168,129	3,777,858
Total		265,293,725
Technology Hardware, Storage & Peripherals 6.1%
Apple, Inc.	813,931	108,000,504
Dell Technologies, Inc.(a)	105,121	7,704,318
Hewlett Packard Enterprise Co.	1,009,024	11,956,934
HP, Inc.	800,058	19,673,426
NCR Corp.(a)	29,919	1,124,057
NetApp, Inc.	190,656	12,629,054
Pure Storage, Inc., Class A(a)	145,906	3,298,935
Seagate Technology PLC	119,216	7,410,467
Common Stocks (continued)
Issuer	Shares	Value ($)
Western Digital Corp.	276,577	15,319,600
Xerox Holdings Corp.	210,037	4,870,758
Total		191,988,053
Total Information Technology		802,336,444
Materials 2.4%
Chemicals 2.4%
Celanese Corp., Class A	46,951	6,100,813
Corteva, Inc.	450,357	17,437,823
Element Solutions, Inc.	159,189	2,822,421
FMC Corp.	57,597	6,619,623
Linde PLC	105,729	27,860,649
LyondellBasell Industries NV, Class A	77,295	7,084,859
Mosaic Co. (The)	254,477	5,855,516
Total		73,781,704
Total Materials		73,781,704
Real Estate 2.4%
Equity Real Estate Investment Trusts (REITS) 2.3%
American Tower Corp.	104,770	23,516,674
Equinix, Inc.	16,571	11,834,677
Equity Residential	288,900	17,125,992
Essex Property Trust, Inc.	15,954	3,787,799
Gaming and Leisure Properties, Inc.	158,134	6,704,882
Invitation Homes, Inc.	94,356	2,802,373
Mid-America Apartment Communities, Inc.	41,583	5,268,150
Total		71,040,547
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	41,903	2,628,156
Total Real Estate		73,668,703
Utilities 3.1%
Electric Utilities 2.0%
Entergy Corp.	218,526	21,817,636
NextEra Energy, Inc.	406,904	31,392,644
NRG Energy, Inc.	107,815	4,048,453
Pinnacle West Capital Corp.	80,915	6,469,154
Total		63,727,887

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	113

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Equity Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.1%
Sempra Energy	186,879	23,810,253
WEC Energy Group, Inc.	97,582	8,980,472
Total		32,790,725
Total Utilities		96,518,612
Total Common Stocks (Cost $2,455,753,555)		3,064,936,915

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	61,371,314	61,365,177
Total Money Market Funds (Cost $61,365,177)		61,365,177
Total Investments in Securities (Cost: $2,517,118,732)		3,126,302,092
Other Assets & Liabilities, Net		1,168,888
Net Assets		3,127,470,980

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	46,266,272	1,362,241,710	(1,347,144,148)	1,343	61,365,177	11,215	446,445	61,371,314
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
114	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Equity Fund, December 31, 2020
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	257,222,176	—	—	257,222,176
Consumer Discretionary	364,979,984	—	—	364,979,984
Consumer Staples	242,403,911	—	—	242,403,911
Energy	53,678,443	—	—	53,678,443
Financials	394,556,943	—	—	394,556,943
Health Care	457,770,674	—	—	457,770,674
Industrials	248,019,321	—	—	248,019,321
Information Technology	802,336,444	—	—	802,336,444
Materials	73,781,704	—	—	73,781,704
Real Estate	73,668,703	—	—	73,668,703
Utilities	96,518,612	—	—	96,518,612
Total Common Stocks	3,064,936,915	—	—	3,064,936,915
Money Market Funds	61,365,177	—	—	61,365,177
Total Investments in Securities	3,126,302,092	—	—	3,126,302,092
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	115

Portfolio of Investments
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.5%
Issuer	Shares	Value ($)
Communication Services 1.1%
Diversified Telecommunication Services 0.4%
Vonage Holdings Corp.(a)	204,815	2,636,993
Entertainment 0.0%
Madison Square Garden Sports Corp., Class A(a)	1,234	227,180
Interactive Media & Services 0.3%
TrueCar, Inc.(a)	107,854	452,987
Yelp, Inc.(a)	57,836	1,889,502
Total		2,342,489
Media 0.4%
comScore, Inc.(a)	84,546	210,519
Cumulus Media, Inc., Class A(a)	5,680	49,530
Entercom Communications Corp., Class A	134,452	332,096
Entravision Communications Corp., Class A	18,872	51,898
Marchex, Inc.(a)	13,395	26,254
Scholastic Corp.	18,967	474,175
TEGNA, Inc.	115,806	1,615,494
Tribune Publishing Co.	17,238	236,161
Total		2,996,127
Wireless Telecommunication Services 0.0%
Gogo(a)	8,810	84,840
Total Communication Services		8,287,629
Consumer Discretionary 10.5%
Auto Components 1.7%
American Axle & Manufacturing Holdings, Inc.(a)	169,458	1,413,280
Cooper Tire & Rubber Co.	30,695	1,243,147
Cooper-Standard Holding, Inc.(a)	19,912	690,349
Dana, Inc.	231,009	4,509,296
Goodyear Tire & Rubber Co. (The)	200,607	2,188,622
Modine Manufacturing Co.(a)	70,738	888,469
Tenneco, Inc.(a)	161,260	1,709,356
Total		12,642,519
Automobiles 0.4%
Thor Industries, Inc.	28,558	2,655,608
Distributors 0.2%
Core-Mark Holding Co., Inc.	60,219	1,768,632
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Consumer Services 0.5%
Adtalem Global Education, Inc.(a)	51,634	1,752,974
American Public Education, Inc.(a)	29,799	908,274
Houghton Mifflin Harcourt Co.(a)	241,407	803,885
Universal Technical Institute, Inc.(a)	42,038	271,566
Total		3,736,699
Hotels, Restaurants & Leisure 2.6%
Del Taco Restaurants, Inc.(a)	111,036	1,005,986
Dine Brands Global, Inc.	28,884	1,675,272
Everi Holdings, Inc.(a)	64,893	896,172
International Game Technology PLC	176,411	2,988,402
Jack in the Box, Inc.	19,875	1,844,400
Marriott Vacations Worldwide Corp.	25,640	3,518,321
Papa John’s International, Inc.	13,309	1,129,269
PlayAGS, Inc.(a)	48,239	347,321
Scientific Games Corp., Class A(a)	16,286	675,706
Six Flags Entertainment Corp.	173,455	5,914,816
Total		19,995,665
Household Durables 1.2%
Bassett Furniture Industries, Inc.	11,846	237,868
Beazer Homes USA, Inc.(a)	61,335	929,225
GoPro, Inc., Class A(a)	144,117	1,193,289
La-Z-Boy, Inc.	75,239	2,997,522
M/I Homes, Inc.(a)	77,743	3,443,237
Total		8,801,141
Internet & Direct Marketing Retail 0.2%
Quotient Technology, Inc.(a)	191,276	1,801,820
Leisure Products 0.9%
Brunswick Corp.	50,992	3,887,630
Smith & Wesson Brands, Inc.	54,656	970,144
Vista Outdoor, Inc.(a)	74,471	1,769,431
Total		6,627,205
The accompanying Notes to Financial Statements are an integral part of this statement.
116	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 1.0%
Group 1 Automotive, Inc.	35,434	4,646,815
Hibbett Sports, Inc.(a)	24,807	1,145,587
MarineMax, Inc.(a)	6,706	234,911
ODP Corp. (The)	33,932	994,208
Rent-A-Center, Inc.	5,752	220,244
Signet Jewelers Ltd.	13,597	370,790
Tilly’s, Inc.	31,506	257,089
Total		7,869,644
Textiles, Apparel & Luxury Goods 1.8%
Gildan Activewear, Inc.	53,746	1,505,425
Lakeland Industries, Inc.(a)	17,345	472,651
Rocky Brands, Inc.	5,239	147,059
Tapestry, Inc.	105,602	3,282,110
Under Armour, Inc., Class A(a)	261,168	4,484,255
Unifi, Inc.(a)	23,849	423,081
Vera Bradley, Inc.(a)	41,309	328,820
Wolverine World Wide, Inc.	107,304	3,353,250
Total		13,996,651
Total Consumer Discretionary		79,895,584
Consumer Staples 3.6%
Food & Staples Retailing 0.3%
Albertsons Companies, Inc., Class A	25,553	449,222
Andersons, Inc. (The)	29,275	717,530
SpartanNash Co.	58,515	1,018,746
Total		2,185,498
Food Products 3.1%
Farmer Brothers Co.(a)	11,652	54,415
Hain Celestial Group, Inc. (The)(a)	332,151	13,335,863
Hostess Brands, Inc.(a)	207,230	3,033,847
Landec Corp.(a)	7,294	79,140
Pilgrim’s Pride Corp.(a)	59,130	1,159,539
Post Holdings, Inc.(a)	1,215	122,727
TreeHouse Foods, Inc.(a)	132,657	5,636,596
Total		23,422,127
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 0.0%
Central Garden & Pet Co., Class A(a)	3,232	117,418
Spectrum Brands Holdings, Inc.	3,310	261,424
Total		378,842
Personal Products 0.2%
Inter Parfums, Inc.	24,146	1,460,592
Total Consumer Staples		27,447,059
Energy 4.3%
Energy Equipment & Services 1.0%
Dril-Quip, Inc.(a)	85,571	2,534,613
Exterran Corp.(a)	32,563	143,928
Helmerich & Payne, Inc.	81,601	1,889,879
Matrix Service Co.(a)	27,091	298,543
Nabors Industries Ltd.	2,310	134,511
Newpark Resources, Inc.(a)	61,064	117,243
NexTier Oilfield Solutions, Inc.(a)	244,295	840,375
Oil States International, Inc.(a)	133,544	670,391
Patterson-UTI Energy, Inc.	195,177	1,026,631
Total		7,656,114
Oil, Gas & Consumable Fuels 3.3%
Arch Resources, Inc.	22,791	997,562
Bonanza Creek Energy, Inc.(a)	40,776	788,200
Brigham Minerals, Inc., Class A	194,899	2,141,940
CONSOL Energy, Inc.(a)	12,181	87,825
Devon Energy Corp.	11,750	185,768
DHT Holdings, Inc.	24,102	126,053
Dorian LPG Ltd.(a)	117,397	1,431,069
Green Plains, Inc.(a)	74,992	987,645
International Seaways, Inc.	64,407	1,051,766
Kosmos Energy Ltd.	92,510	217,399
Magnolia Oil & Gas Corp., Class A(a)	471,541	3,329,080
Matador Resources Co.(a)	152,551	1,839,765
Par Pacific Holdings, Inc.(a)	64,798	905,876
Parsley Energy, Inc., Class A	189,547	2,691,567
PDC Energy, Inc.(a)	141,457	2,904,112
Plains GP Holdings LP, Class A(a)	21,177	178,946
REX American Resources Corp.(a)	7,566	555,874
SFL Corp Ltd.	106,375	668,035

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	117

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Targa Resources Corp.	16,186	426,987
World Fuel Services Corp.	54,745	1,705,854
WPX Energy, Inc.(a)	246,913	2,012,341
Total		25,233,664
Total Energy		32,889,778
Financials 22.3%
Banks 14.0%
1st Source Corp.	956	38,527
Altabancorp	3,445	96,184
Amalgamated Bank, Class A	10,902	149,794
American National Bankshares, Inc.	1,155	30,273
Atlantic Capital Bancshares, Inc.(a)	11,398	181,456
BancFirst Corp.	4,268	250,532
Bancorp, Inc. (The)(a)	80,900	1,104,285
Bank of Commerce Holdings	4,736	46,886
Bank of Marin Bancorp	1,984	68,131
Bank of Princeton (The)	1,336	31,276
BankFinancial Corp.	1,586	13,925
BankUnited, Inc.	28,060	975,927
Bankwell Financial Group, Inc.	1,171	22,893
Banner Corp.	113,941	5,308,511
Baycom Corp.(a)	1,112	16,869
BCB Bancorp, Inc.	1,333	14,756
Boston Private Financial Holdings, Inc.	17,210	145,425
Bryn Mawr Bank Corp.	5,393	164,999
Cadence BanCorp	154,040	2,529,337
Capital City Bank Group, Inc.	6,047	148,635
Capstar Financial Holdings, Inc.	8,776	129,446
Carter Bankshares, Inc.	7,445	79,810
Cathay General Bancorp	113,484	3,653,050
CBTX, Inc.	10,474	267,192
Central Pacific Financial Corp.	35,799	680,539
Central Valley Community Bancorp	7,214	107,416
Chemung Financial Corp.	1,413	47,971
CNB Financial Corp.	4,560	97,082
Community Bank System, Inc.	46,764	2,913,865
Community Trust Bancorp, Inc.	11,747	435,226
Eagle Bancorp, Inc.	33,830	1,397,179
Enterprise Financial Services Corp.	86,385	3,019,156
Common Stocks (continued)
Issuer	Shares	Value ($)
Esquire Financial Holdings, Inc.(a)	4,854	93,148
Evans Bancorp, Inc.	2,180	60,037
FB Financial Corp.	22,812	792,261
Financial Institutions, Inc.	7,701	173,273
First BanCorp	62,862	579,588
First BanCorp	2,516	85,116
First Busey Corp.	237,371	5,115,345
First Commonwealth Financial Corp.	53,925	589,940
First Financial Corp.	5,704	221,600
First Internet Bancorp	2,885	82,915
First Interstate Bancsystem, Inc.	83,421	3,401,074
Glacier Bancorp, Inc.	70,108	3,225,669
Great Southern Bancorp, Inc.	6,340	310,026
Guaranty Bancshares, Inc.	3,425	102,579
Hanmi Financial Corp.	54,832	621,795
HBT Financial, Inc.	7,421	112,428
Heartland Financial U.S.A., Inc.	85,798	3,463,665
Heritage Commerce Corp.	17,128	151,925
Heritage Financial Corp.	12,717	297,451
Hilltop Holdings, Inc.	46,768	1,286,588
HomeTrust Bancshares, Inc.	9,973	192,579
Independent Bank Corp.	9,592	177,164
Investors Bancorp, Inc.	681,427	7,195,869
Lakeland Bancorp, Inc.	14,566	184,988
Lakeland Financial Corp.	73,165	3,920,181
Live Oak Bancshares, Inc.	27,310	1,296,133
Macatawa Bank Corp.	3,812	31,906
Metropolitan Bank Holding Corp.(a)	2,262	82,043
Midland States Bancorp, Inc.	5,801	103,664
MidWestOne Financial Group, Inc.	2,247	55,052
National Bank Holdings Corp., Class A	138,475	4,536,441
Nicolet Bankshares, Inc.(a)	6,609	438,507
Northeast Bank	3,612	81,342
Northrim BanCorp, Inc.	3,595	122,050
OFG Bancorp	57,468	1,065,457
Old Second Bancorp, Inc.	2,592	26,179
Origin Bancorp, Inc.	2,690	74,701
Peapack-Gladstone Financial Corp.	7,400	168,424
Peoples Bancorp, Inc.	37	1,002

The accompanying Notes to Financial Statements are an integral part of this statement.
118	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Pinnacle Financial Partners, Inc.	76,958	4,956,095
Preferred Bank	85,801	4,330,377
Professional Holding Corp., Class A(a)	3,838	59,220
QCR Holdings, Inc.	9,988	395,425
RBB Bancorp	15,039	231,300
Renasant Corp.	170,698	5,749,109
Seacoast Banking Corp. of Florida(a)	161,312	4,750,638
Select Bancorp, Inc.(a)	3,626	34,338
Shore Bancshares, Inc.	7,218	105,383
Sierra Bancorp	2,484	59,417
SmartFinancial, Inc.	5,901	107,044
South Plains Financial, Inc.	3,175	60,166
Southern First Bancshares, Inc.(a)	3,074	108,666
Spirit of Texas Bancshares, Inc.	7,621	128,033
TriState Capital Holdings, Inc.(a)	8,856	154,094
UMB Financial Corp.	14,991	1,034,229
Umpqua Holdings Corp.	301,605	4,566,300
United Community Banks, Inc.	173,894	4,945,545
Univest Corporation of Pennsylvania	6,093	125,394
WesBanco, Inc.	86,256	2,584,230
Western Alliance Bancorp	60,706	3,639,325
Wintrust Financial Corp.	48,614	2,969,829
Total		105,780,815
Capital Markets 1.3%
Blucora, Inc.(a)	8,109	129,014
Cowen, Inc.	47,454	1,233,329
Donnelley Financial Solutions, Inc.(a)	17,522	297,348
Evercore, Inc., Class A	39,284	4,307,098
Piper Sandler Companies	40,193	4,055,474
StoneX Group, Inc.(a)	2,390	138,381
Total		10,160,644
Consumer Finance 1.2%
Elevate Credit, Inc.(a)	11,504	45,901
Enova International, Inc.(a)	32,969	816,642
Ezcorp, Inc., Class A(a)	48,154	230,658
Green Dot Corp., Class A(a)	15,558	868,136
LendingClub Corp.(a)	86,653	915,056
OneMain Holdings, Inc.	88,038	4,239,910
Common Stocks (continued)
Issuer	Shares	Value ($)
PROG Holdings, Inc.	39,689	2,138,046
Regional Management Corp.	593	17,707
Total		9,272,056
Diversified Financial Services 0.1%
A-Mark Precious Metals, Inc.	3,147	80,720
Marlin Business Services Corp.	10,484	128,324
Voya Financial, Inc.	7,154	420,727
Total		629,771
Insurance 3.0%
American Equity Investment Life Holding Co.	28,978	801,532
AMERISAFE, Inc.	21,748	1,248,988
Argo Group International Holdings Ltd.	82,989	3,626,619
Assurant, Inc.	8,780	1,196,012
Brighthouse Financial, Inc.(a)	36,257	1,312,685
BRP Group, Inc., Class A(a)	67,170	2,013,085
CNO Financial Group, Inc.	130,896	2,909,818
Donegal Group, Inc., Class A	7,685	108,128
Employers Holdings, Inc.	46,654	1,501,792
Enstar Group Ltd.(a)	1,825	373,924
FedNat Holding Co.	3,864	22,875
Global Indemnity Group LLC	2,120	60,611
Greenlight Capital Re Ltd., Class A(a)	13,333	97,464
Hallmark Financial Services, Inc.(a)	20,916	74,461
HCI Group, Inc.	9,110	476,453
Heritage Insurance Holdings, Inc.	10,689	108,280
Horace Mann Educators Corp.	61,824	2,599,081
James River Group Holdings Ltd.	13,207	649,124
ProSight Global, Inc.(a)	4,618	59,249
Reinsurance Group of America, Inc.	8,434	977,501
State Auto Financial Corp.	10,029	177,914
Stewart Information Services Corp.	30,137	1,457,425
Third Point Reinsurance Ltd.(a)	26,216	249,576
United Fire Group, Inc.	17,934	450,143
United Insurance Holdings Corp.	11,342	64,876
Universal Insurance Holdings, Inc.	22,660	342,393
Total		22,960,009
Mortgage Real Estate Investment Trusts (REITS) 0.4%
Ladder Capital Corp., Class A	273,192	2,671,818

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	119

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 2.3%
Bridgewater Bancshares, Inc.(a)	7,359	91,914
Flagstar Bancorp, Inc.	170,219	6,938,127
Home Bancorp, Inc.	2,864	80,163
HomeStreet, Inc.	29,511	995,996
Merchants Bancorp	6,239	172,384
Meridian Bancorp, Inc.	14,252	212,497
OP Bancorp	5,644	43,459
PCSB Financial Corp.	8,538	136,096
Radian Group, Inc.	218,579	4,426,225
Riverview Bancorp, Inc.	2,909	15,301
Southern Missouri Bancorp, Inc.	459	13,972
TrustCo Bank Corp.	106,279	708,881
Washington Federal, Inc.	44,453	1,144,220
Waterstone Financial, Inc.	2,200	41,404
WSFS Financial Corp.	53,097	2,382,993
Total		17,403,632
Total Financials		168,878,745
Health Care 9.0%
Biotechnology 1.3%
Acorda Therapeutics, Inc.(a)	34,154	23,570
Alkermes PLC(a)	62,619	1,249,249
AnaptysBio, Inc.(a)	3,655	78,582
Assembly Biosciences, Inc.(a)	2,646	16,008
BeyondSpring, Inc.(a)	1,534	18,715
Chimerix, Inc.(a)	68,608	331,377
Cidara Therapeutics, Inc.(a)	4,793	9,586
Concert Pharmaceuticals, Inc.(a)	21,020	265,693
Enanta Pharmaceuticals, Inc.(a)	9,770	411,317
G1 Therapeutics, Inc.(a)	7,092	127,585
GlycoMimetics, Inc.(a)	15,094	56,753
Gossamer Bio, Inc.(a)	31,287	302,545
Jounce Therapeutics, Inc.(a)	5,400	37,800
KalVista Pharmaceuticals, Inc.(a)	673	12,780
Kindred Biosciences, Inc.(a)	15,945	68,723
NextCure, Inc.(a)	8,753	95,408
Palatin Technologies, Inc.(a)	37,527	25,361
Prothena Corp., PLC(a)	39,658	476,293
Rubius Therapeutics, Inc.(a)	31,267	237,317
Common Stocks (continued)
Issuer	Shares	Value ($)
Selecta Biosciences, Inc.(a)	48,776	147,791
Solid Biosciences, Inc.(a)	22,054	167,169
Sutro Biopharma, Inc.(a)	4,136	89,793
United Therapeutics Corp.(a)	28,785	4,369,275
Vanda Pharmaceuticals, Inc.(a)	92,384	1,213,926
Verastem, Inc.(a)	39,655	84,465
Total		9,917,081
Health Care Equipment & Supplies 3.5%
Angiodynamics, Inc.(a)	88,574	1,357,839
Chembio Diagnostics, Inc.(a)	109,456	519,916
Haemonetics Corp.(a)	11,782	1,399,113
ICU Medical, Inc.(a)	19,273	4,133,866
Invacare Corp.	57,975	518,876
LivaNova PLC(a)	24,323	1,610,426
Natus Medical, Inc.(a)	105,855	2,121,334
Orthofix Medical, Inc.(a)	313,365	13,468,428
Varex Imaging Corp.(a)	78,772	1,313,917
Total		26,443,715
Health Care Providers & Services 3.4%
AMN Healthcare Services, Inc.(a)	59,217	4,041,560
Cross Country Healthcare, Inc.(a)	32,893	291,761
Hanger, Inc.(a)	7,211	158,570
Magellan Health, Inc.(a)	173,830	14,400,077
Mednax, Inc.(a)	255,523	6,270,535
Molina Healthcare, Inc.(a)	1,803	383,462
Total		25,545,965
Health Care Technology 0.4%
Allscripts Healthcare Solutions, Inc.(a)	111,001	1,602,854
Castlight Health, Inc., Class B(a)	3,660	4,758
Computer Programs & Systems, Inc.	9,080	243,707
Evolent Health, Inc., Class A(a)	67,461	1,081,400
HealthStream, Inc.(a)	1,000	21,840
Total		2,954,559
Life Sciences Tools & Services 0.0%
Harvard Bioscience, Inc.(a)	18,687	80,167

The accompanying Notes to Financial Statements are an integral part of this statement.
120	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 0.4%
Assertio Holdings, Inc.(a)	7,608	2,721
Cymabay Therapeutics, Inc.(a)	10,986	63,060
Endo International PLC(a)	72,225	518,575
Lannett Co., Inc.(a)	32,067	209,077
Strongbridge Biopharma PLC(a)	51,295	124,647
Supernus Pharmaceuticals, Inc.(a)	68,746	1,729,649
Theravance Biopharma, Inc.(a)	9,893	175,798
VYNE Therapeutics, Inc.(a)	63,065	99,643
Total		2,923,170
Total Health Care		67,864,657
Industrials 18.2%
Aerospace & Defense 1.1%
AAR Corp.	100,431	3,637,611
Astronics Corp.(a)	55,393	732,849
Parsons Corp.(a)	52,716	1,919,390
Triumph Group, Inc.	86,081	1,081,177
Vectrus, Inc.(a)	19,633	976,153
Total		8,347,180
Air Freight & Logistics 0.7%
Air Transport Services Group, Inc.(a)	139,178	4,361,839
Echo Global Logistics, Inc.(a)	27,235	730,443
Radiant Logistics, Inc.(a)	18,978	110,072
Total		5,202,354
Airlines 0.1%
American Airlines Group, Inc.	8,011	126,334
Skywest, Inc.	13,830	557,487
Total		683,821
Building Products 1.8%
Apogee Enterprises, Inc.	41,790	1,323,907
Gibraltar Industries, Inc.(a)	43,256	3,111,837
Quanex Building Products Corp.	287,138	6,365,849
Resideo Technologies, Inc.(a)	141,900	3,016,794
Total		13,818,387
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 1.5%
ACCO Brands Corp.	100,848	852,165
Interface, Inc.	109,050	1,145,025
Kimball International, Inc., Class B	41,964	501,470
Pitney Bowes, Inc.	215,448	1,327,160
SP Plus Corp.(a)	198,933	5,735,238
Steelcase, Inc., Class A	119,574	1,620,228
Team, Inc.(a)	482	5,254
Total		11,186,540
Construction & Engineering 1.8%
Aegion Corp.(a)	131,055	2,488,735
Arcosa, Inc.	28,061	1,541,391
EMCOR Group, Inc.	47,009	4,299,443
Orion Group Holdings, Inc.(a)	21,325	105,772
Primoris Services Corp.	37,681	1,040,372
Sterling Construction Co., Inc.(a)	151,240	2,814,576
Tutor Perini Corp.(a)	93,151	1,206,306
Total		13,496,595
Electrical Equipment 3.3%
AZZ, Inc.	77,383	3,671,049
EnerSys	76,656	6,367,047
LSI Industries, Inc.	15,026	128,623
Powell Industries, Inc.	9,071	267,504
Regal Beloit Corp.	121,238	14,889,239
Total		25,323,462
Machinery 4.3%
AGCO Corp.	9,842	1,014,612
Astec Industries, Inc.	55,087	3,188,435
CIRCOR International, Inc.(a)	201,842	7,758,806
Columbus McKinnon Corp.	67,928	2,611,152
Graham Corp.	2,293	34,808
Hyster-Yale Materials Handling, Inc.	2,700	160,785
Kennametal, Inc.	120,836	4,379,097
LB Foster Co., Class A(a)	3,633	54,677
Lydall, Inc.(a)	2,187	65,676
Manitowoc Co., Inc. (The)(a)	82,092	1,092,644
Park-Ohio Holdings Corp.	7,142	220,688
REV Group, Inc.	296,879	2,615,504

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	121

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
SPX Corp.(a)	145,748	7,949,096
Terex Corp.	49,576	1,729,707
Titan International, Inc.	9,939	48,303
Wabash National Corp.	444	7,650
Total		32,931,640
Professional Services 1.6%
CBIZ, Inc.(a)	118,379	3,150,065
GP Strategies Corp.(a)	873	10,354
Heidrick & Struggles International, Inc.	18,839	553,490
Huron Consulting Group, Inc.(a)	34,691	2,045,034
Kelly Services, Inc., Class A	8,594	176,779
Korn/Ferry International	104,083	4,527,610
ManpowerGroup, Inc.	5,529	498,605
Resources Connection, Inc.	8,438	106,066
TrueBlue, Inc.(a)	60,283	1,126,689
Total		12,194,692
Road & Rail 0.7%
ArcBest Corp.	34,610	1,476,809
Covenant Logistics Group, Inc., Class A(a)	8,882	131,542
TFI International, Inc.	68,331	3,524,513
US Xpress Enterprises, Inc.(a)	18,425	126,027
USA Truck, Inc.(a)	3,697	33,014
Total		5,291,905
Trading Companies & Distributors 1.3%
Beacon Roofing Supply, Inc.(a)	34,037	1,367,947
CAI International, Inc.	1,135	35,457
DXP Enterprises, Inc.(a)	21,704	482,480
Herc Holdings Inc(a)	22,464	1,491,834
MRC Global, Inc.(a)	140,104	928,890
NOW, Inc.(a)	116,740	838,193
Textainer Group Holdings Ltd.(a)	5,317	101,980
Veritiv Corp.(a)	19,416	403,659
WESCO International, Inc.(a)	48,656	3,819,496
Total		9,469,936
Total Industrials		137,946,512
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 12.0%
Communications Equipment 2.2%
ADTRAN, Inc.	52,961	782,234
Aviat Networks, Inc.(a)	3,508	119,798
CommScope Holding Co., Inc.(a)	44,573	597,278
Comtech Telecommunications Corp.	43,238	894,594
DZS, Inc.(a)	8,697	134,542
EMCORE Corp.(a)	5,847	31,866
Infinera Corp.(a)	115,368	1,209,057
NETGEAR, Inc.(a)	102,670	4,171,482
Netscout Systems, Inc.(a)	32,228	883,692
PCTEL, Inc.(a)	8,573	56,325
Plantronics, Inc.	34,232	925,291
Radware Ltd.(a)	135,328	3,755,352
Ribbon Communications, Inc.(a)	69,991	459,141
Sierra Wireless, Inc.(a)	150,257	2,195,255
Total		16,215,907
Electronic Equipment, Instruments & Components 2.6%
Arlo Technologies, Inc.(a)	71,480	556,829
Avnet, Inc.	162,858	5,717,944
Bel Fuse, Inc., Class B	5,760	86,573
Benchmark Electronics, Inc.	38,011	1,026,677
Daktronics, Inc.	32,955	154,230
FARO Technologies, Inc.(a)	132,148	9,333,613
Scansource, Inc.(a)	16,925	446,482
TTM Technologies, Inc.(a)	192,356	2,653,551
Total		19,975,899
IT Services 0.8%
Concentrix Corp.(a)	16,976	1,675,531
Conduent, Inc.(a)	240,222	1,153,066
CSG Systems International, Inc.	46,983	2,117,524
KBR, Inc.	20,195	624,631
Unisys Corp.(a)	36,050	709,464
Total		6,280,216

The accompanying Notes to Financial Statements are an integral part of this statement.
122	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 1.4%
Alpha & Omega Semiconductor Ltd.(a)	21,892	517,527
Amkor Technology, Inc.	13,682	206,325
Cirrus Logic, Inc.(a)	2,590	212,898
Diodes, Inc.(a)	38,615	2,722,357
NeoPhotonics Corp.(a)	98,878	898,801
Pixelworks, Inc.(a)	33,197	93,615
SMART Global Holdings, Inc.(a)	4,287	161,320
Synaptics, Inc.(a)	46,556	4,487,998
Veeco Instruments, Inc.(a)	81,102	1,407,931
Total		10,708,772
Software 2.1%
CommVault Systems, Inc.(a)	20,582	1,139,625
j2 Global, Inc.(a)	36,836	3,598,509
Progress Software Corp.	234,477	10,596,016
Synchronoss Technologies, Inc.(a)	61,399	288,575
Total		15,622,725
Technology Hardware, Storage & Peripherals 2.9%
Diebold, Inc.(a)	16,772	178,790
NCR Corp.(a)	562,280	21,124,860
Quantum Corp.(a)	17,712	108,397
Super Micro Computer, Inc.(a)	14,376	455,144
Total		21,867,191
Total Information Technology		90,670,710
Materials 5.9%
Chemicals 2.0%
AdvanSix, Inc.(a)	46,022	919,980
Ashland Global Holdings, Inc.	8,234	652,133
Element Solutions, Inc.	116,933	2,073,222
Ferro Corp.(a)	125,529	1,836,489
Kraton Performance Polymers, Inc.(a)	25,581	710,896
Minerals Technologies, Inc.	63,091	3,919,213
Stepan Co.	4,472	533,599
Trecora Resources(a)	2,761	19,299
Trinseo SA	36,317	1,859,794
Tronox Holdings PLC, Class A	194,696	2,846,455
Total		15,371,080
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.4%
Summit Materials, Inc., Class A(a)	141,459	2,840,497
Containers & Packaging 0.5%
O-I Glass, Inc.	12,548	149,321
Silgan Holdings, Inc.	98,620	3,656,830
Total		3,806,151
Metals & Mining 2.1%
Coeur Mining, Inc.(a)	73,819	764,027
Commercial Metals Co.	107,447	2,206,961
Compass Minerals International, Inc.	117,722	7,265,802
Olympic Steel, Inc.	10,126	134,980
Ryerson Holding Corp.(a)	20,879	284,790
Schnitzer Steel Industries, Inc., Class A	111,075	3,544,403
SunCoke Energy, Inc.	368,760	1,604,106
TimkenSteel Corp.(a)	51,102	238,646
Total		16,043,715
Paper & Forest Products 0.9%
Boise Cascade Co.	36,507	1,745,035
Glatfelter Corp.	302,550	4,955,769
Verso Corp., Class A	5,870	70,557
Total		6,771,361
Total Materials		44,832,804
Real Estate 6.4%
Equity Real Estate Investment Trusts (REITS) 6.2%
Armada Hoffler Properties, Inc.	12,990	145,748
Brandywine Realty Trust	204,772	2,438,834
Centerspace	16,449	1,161,957
CoreCivic, Inc.	272,721	1,786,323
CorePoint Lodging, Inc.	58,217	400,533
Cousins Properties, Inc.	36,510	1,223,085
Empire State Realty Trust, Inc., Class A	181,167	1,688,476
Equity Commonwealth	448,153	12,225,614
Franklin Street Properties Corp.	58,134	254,046
Gaming and Leisure Properties, Inc.	29,061	1,232,186
iStar, Inc.	47,674	707,959
Lexington Realty Trust	347,716	3,692,744
National Health Investors, Inc.	4,313	298,330
NetSTREIT Corp.	4,295	83,710

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	123

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
New Senior Investment Group, Inc.	70,650	365,967
Physicians Realty Trust	145,384	2,587,835
Piedmont Office Realty Trust, Inc.	40,858	663,125
Preferred Apartment Communities, Inc., Class A	165,198	1,222,465
Retail Opportunity Investments Corp.	312,505	4,184,442
Retail Value, Inc.	14,230	211,600
RLJ Lodging Trust	203,291	2,876,568
Spirit Realty Capital, Inc.	33,937	1,363,249
STAG Industrial, Inc.	88,663	2,776,925
Summit Hotel Properties, Inc.	210,497	1,896,578
Washington Real Estate Investment Trust	89,228	1,930,002
Total		47,418,301
Real Estate Management & Development 0.2%
Altisource Portfolio Solutions SA(a)	2,626	33,823
CTO Realty Growth, Inc.	3,060	129,010
Fathom Holdings, Inc.(a)	1,037	37,373
Forestar Group, Inc.(a)	2,400	48,432
Realogy Holdings Corp.(a)	93,099	1,221,459
Total		1,470,097
Total Real Estate		48,888,398
Utilities 3.2%
Electric Utilities 1.1%
Allete, Inc.	51,419	3,184,893
PNM Resources, Inc.	72,138	3,500,857
Portland General Electric Co.	32,005	1,368,854
Total		8,054,604
Gas Utilities 1.2%
New Jersey Resources Corp.	85,238	3,030,211
ONE Gas, Inc.	31,764	2,438,522
Southwest Gas Holdings, Inc.	11,553	701,845
Spire, Inc.	46,156	2,955,830
Total		9,126,408
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.4%
Black Hills Corp.	52,030	3,197,244
Water Utilities 0.5%
California Water Service Group	71,971	3,888,593
Total Utilities		24,266,849
Total Common Stocks (Cost $621,941,665)		731,868,725

Rights —%

Health Care —%
Biotechnology —%
Aduro Biotech CVR(a),(b),(c),(d)	4,550	—
Total Health Care		—
Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(d)	185,100	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(e),(f)	25,875,427	25,872,839
Total Money Market Funds (Cost $25,872,839)		25,872,839
Total Investments in Securities (Cost: $647,814,504)		757,741,564
Other Assets & Liabilities, Net		929,390
Net Assets		758,670,954

The accompanying Notes to Financial Statements are an integral part of this statement.
124	Columbia Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2020, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At December 31, 2020, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Aduro Biotech CVR	10/21/2020	4,550	—	—

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	30,294,374	283,681,015	(288,102,726)	176	25,872,839	7,440	146,182	25,875,427
Abbreviation Legend
CVR	Contingent Value Rights
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	125

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2020
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	8,287,629	—	—	8,287,629
Consumer Discretionary	79,895,584	—	—	79,895,584
Consumer Staples	27,447,059	—	—	27,447,059
Energy	32,889,778	—	—	32,889,778
Financials	168,878,745	—	—	168,878,745
Health Care	67,864,657	—	—	67,864,657
Industrials	137,946,512	—	—	137,946,512
Information Technology	90,670,710	—	—	90,670,710
Materials	44,832,804	—	—	44,832,804
Real Estate	48,888,398	—	—	48,888,398
Utilities	24,266,849	—	—	24,266,849
Total Common Stocks	731,868,725	—	—	731,868,725
Rights
Health Care	—	—	—	—
Industrials	—	—	0*	0*
Total Rights	—	—	0*	0*
Money Market Funds	25,872,839	—	—	25,872,839
Total Investments in Securities	757,741,564	—	0*	757,741,564

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
126	Columbia Variable Portfolio Funds | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
	Columbia Variable Portfolio – Global Strategic Income Fund	Columbia Variable Portfolio – Intermediate Bond Fund	CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $92,458,107, $5,115,000,908, $91,540,602, respectively)	$100,549,588	$5,310,164,578	$105,062,722
Affiliated issuers (cost $3,726,110, $279,463,875, $2,526,899, respectively)	3,725,981	279,463,875	2,526,899
Options purchased (cost $—, $11,333,000, $382,423, respectively)	—	12,861,442	367,347
Cash	473	—	265
Foreign currency (cost $3,262,197, $1,045,417, $796,515, respectively)	3,395,620	1,044,479	805,724
Cash collateral held at broker for:
Swap contracts	—	10,060,000	—
TBA	—	163,000	—
Other(a)	—	4,027,000	—
Margin deposits on:
Futures contracts	441,400	—	204,307
Swap contracts	99,793	14,195,446	396,590
Unrealized appreciation on forward foreign currency exchange contracts	—	—	258,947
Unrealized appreciation on swap contracts	—	14,709,119	—
Upfront payments on swap contracts	58,385	1,108,744	—
Receivable for:
Investments sold	8,111	142,278	906,094
Investments sold on a delayed delivery basis	13,275	235,691,335	—
Capital shares sold	—	6,700	—
Dividends	350	30,219	188
Interest	967,203	23,039,984	227,855
Foreign tax reclaims	4,536	76,681	5,618
Variation margin for futures contracts	876	841,006	11,312
Variation margin for swap contracts	2,689	—	31,618
Expense reimbursement due from Investment Manager	707	—	—
Prepaid expenses	1,674	12,494	1,669
Total assets	109,270,661	5,907,638,380	110,807,155
Liabilities
Option contracts written, at value (premiums received $—, $—, $571,430, respectively)	—	—	426,911
Due to custodian	—	984,046	—
Unrealized depreciation on forward foreign currency exchange contracts	688,294	706,566	1,630,313
Unrealized depreciation on swap contracts	81,559	—	196
Upfront receipts on swap contracts	66,429	31,713,997	—
Cash collateral due to broker for:
Other(b)	—	—	116,273
Payable for:
Investments purchased	—	—	453,751
Investments purchased on a delayed delivery basis	28,000	1,087,604,491	—
Capital shares purchased	80,168	4,756,812	52,742
Variation margin for futures contracts	35,359	—	8,305
Variation margin for swap contracts	614	314,890	38,812
Management services fees	1,922	61,215	1,499
Distribution and/or service fees	406	2,550	440
Service fees	5,460	33,031	5,449
Compensation of board members	109,428	371,679	154,678
Compensation of chief compliance officer	23	1,026	23
Other expenses	32,036	106,536	38,990
Total liabilities	1,129,698	1,126,656,839	2,928,382
Net assets applicable to outstanding capital stock	$108,140,963	$4,780,981,541	$107,878,773
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	127

Statement of Assets and Liabilities  (continued)
December 31, 2020
	Columbia Variable Portfolio – Global Strategic Income Fund	Columbia Variable Portfolio – Intermediate Bond Fund	CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Represented by
Paid in capital	$105,828,698	$4,116,568,380	$98,512,626
Total distributable earnings (loss)	2,312,265	664,413,161	9,366,147
Total - representing net assets applicable to outstanding capital stock	$108,140,963	$4,780,981,541	$107,878,773
Class 1
Net assets	$10,657	$4,108,990,307	$108,597
Shares outstanding	1,182	356,379,269	17,988
Net asset value per share	$9.01(c)	$11.53	$6.04
Class 2
Net assets	$10,765,747	$74,774,544	$21,434,045
Shares outstanding	1,215,526	6,514,764	3,636,873
Net asset value per share	$8.86	$11.48	$5.89
Class 3
Net assets	$97,364,559	$597,216,690	$86,336,131
Shares outstanding	10,883,390	51,752,018	14,389,245
Net asset value per share	$8.95	$11.54	$6.00

(a)	Includes collateral related to options purchased and swap contracts.
(b)	Includes collateral related to options purchased, options contracts written and swap contracts.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
128	Columbia Variable Portfolio Funds | Annual Report 2020

Statement of Assets and Liabilities  (continued)
December 31, 2020
	CTIVP® – Victory Sycamore Established Value Fund	Variable Portfolio – Partners Core Equity Fund	Variable Portfolio – Partners Small Cap Value Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $598,461,453, $2,455,753,555, $621,941,665, respectively)	$687,160,143	$3,064,936,915	$731,868,725
Affiliated issuers (cost $11,650,439, $61,365,177, $25,872,839, respectively)	11,650,439	61,365,177	25,872,839
Receivable for:
Investments sold	506,289	5,226,085	2,242,585
Capital shares sold	—	—	72
Dividends	626,866	3,007,916	631,328
Foreign tax reclaims	—	73,754	1,899
Prepaid expenses	2,782	8,705	2,687
Total assets	699,946,519	3,134,618,552	760,620,135
Liabilities
Payable for:
Investments purchased	237,608	4,705,033	1,510,580
Capital shares purchased	855,952	2,175,151	263,526
Management services fees	14,380	56,644	17,626
Distribution and/or service fees	568	182	360
Service fees	5,730	1,988	4,834
Compensation of board members	70,272	162,197	121,712
Compensation of chief compliance officer	130	683	142
Other expenses	24,080	45,694	30,401
Total liabilities	1,208,720	7,147,572	1,949,181
Net assets applicable to outstanding capital stock	$698,737,799	$3,127,470,980	$758,670,954
Represented by
Trust capital	$698,737,799	$3,127,470,980	$758,670,954
Total - representing net assets applicable to outstanding capital stock	$698,737,799	$3,127,470,980	$758,670,954
Class 1
Net assets	$583,964,704	$3,085,119,112	$661,480,228
Shares outstanding	17,825,749	110,544,150	21,848,748
Net asset value per share	$32.76	$27.91	$30.28
Class 2
Net assets	$52,183,968	$11,238,936	$8,133,464
Shares outstanding	1,635,041	412,988	275,965
Net asset value per share	$31.92	$27.21	$29.47
Class 3
Net assets	$62,589,127	$31,112,932	$89,057,262
Shares outstanding	1,934,565	1,129,589	2,983,384
Net asset value per share	$32.35	$27.54	$29.85
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	129

Statement of Operations
Year Ended December 31, 2020
	Columbia Variable Portfolio – Global Strategic Income Fund	Columbia Variable Portfolio – Intermediate Bond Fund	CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$1,242,985	$—
Dividends — affiliated issuers	21,474	955,900	12,806
Interest	3,930,641	168,523,424	430,355
Foreign taxes withheld	(1,107)	(39,146)	—
Total income	3,951,008	170,683,163	443,161
Expenses:
Management services fees	690,952	21,906,917	541,942
Distribution and/or service fees
Class 2	25,781	158,094	49,060
Class 3	119,972	697,975	108,239
Service fees	63,747	372,785	63,749
Compensation of board members	24,118	112,310	29,232
Custodian fees	61,150	68,850	47,933
Printing and postage fees	24,232	95,401	17,366
Audit fees	39,500	49,500	49,500
Legal fees	9,362	55,298	9,360
Interest on collateral	—	29,323	—
Compensation of chief compliance officer	21	982	20
Other	8,345	136,450	8,985
Total expenses	1,067,180	23,683,885	925,386
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(281,565)	—	(92,498)
Total net expenses	785,615	23,683,885	832,888
Net investment income (loss)	3,165,393	146,999,278	(389,727)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	774,217	148,936,445	2,932,029
Investments — affiliated issuers	656	17,138	578
Foreign currency translations	215,176	190,641	139,918
Forward foreign currency exchange contracts	(844,670)	(680,019)	(3,041,319)
Futures contracts	(2,572,719)	72,713,505	(120,800)
Options purchased	—	20,964,195	(26,536)
Options contracts written	—	(25,962,342)	252,075
Swap contracts	604,757	69,863,976	(478,777)
Net realized gain (loss)	(1,822,583)	286,043,539	(342,832)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,586,999	80,474,923	9,912,830
Investments — affiliated issuers	(35)	3,867	—
Foreign currency translations	63,412	(6,031)	(29,046)
Forward foreign currency exchange contracts	(425,585)	(244,189)	(142,638)
Futures contracts	(180,251)	6,448,863	60,634
Options purchased	—	1,528,442	66,925
Options contracts written	—	167,366	62,102
Swap contracts	13,209	25,684,720	(158,421)
Net change in unrealized appreciation (depreciation)	3,057,749	114,057,961	9,772,386
Net realized and unrealized gain	1,235,166	400,101,500	9,429,554
Net increase in net assets resulting from operations	$4,400,559	$547,100,778	$9,039,827
The accompanying Notes to Financial Statements are an integral part of this statement.
130	Columbia Variable Portfolio Funds | Annual Report 2020

Statement of Operations  (continued)
Year Ended December 31, 2020
	CTIVP® – Victory Sycamore Established Value Fund	Variable Portfolio – Partners Core Equity Fund	Variable Portfolio – Partners Small Cap Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$12,964,514	$49,895,669	$8,965,015
Dividends — affiliated issuers	79,953	446,445	146,182
Interfund lending	—	1,104	406
Foreign taxes withheld	—	(24,788)	(28,472)
Total income	13,044,467	50,318,430	9,083,131
Expenses:
Management services fees	4,514,480	19,849,022	5,036,977
Distribution and/or service fees
Class 2	116,910	25,142	16,513
Class 3	70,688	36,629	95,557
Service fees	62,327	23,406	49,473
Compensation of board members	26,498	65,758	31,907
Custodian fees	14,397	36,747	49,283
Printing and postage fees	17,343	10,774	15,389
Audit fees	29,500	29,500	29,500
Legal fees	14,224	37,758	14,102
Compensation of chief compliance officer	129	695	115
Other	18,245	68,871	19,066
Total expenses	4,884,741	20,184,302	5,357,882
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	—	(102,396)
Total net expenses	4,884,741	20,184,302	5,255,486
Net investment income	8,159,726	30,134,128	3,827,645
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	31,300,975	104,086,768	(38,899,530)
Investments — affiliated issuers	2,092	11,215	7,440
Foreign currency translations	—	—	76
Net realized gain (loss)	31,303,067	104,097,983	(38,892,014)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	14,116,095	357,898,913	82,369,233
Investments — affiliated issuers	538	1,343	176
Foreign currency translations	—	—	25
Net change in unrealized appreciation (depreciation)	14,116,633	357,900,256	82,369,434
Net realized and unrealized gain	45,419,700	461,998,239	43,477,420
Net increase in net assets resulting from operations	$53,579,426	$492,132,367	$47,305,065
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	131

Statement of Changes in Net Assets
	Columbia Variable Portfolio – Global Strategic Income Fund		Columbia Variable Portfolio – Intermediate Bond Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$3,165,393	$3,566,730	$146,999,278	$158,269,740
Net realized gain (loss)	(1,822,583)	277,152	286,043,539	78,457,519
Net change in unrealized appreciation (depreciation)	3,057,749	7,961,184	114,057,961	166,878,552
Net increase in net assets resulting from operations	4,400,559	11,805,066	547,100,778	403,605,811
Distributions to shareholders
Net investment income and net realized gains
Class 1	(512)	—	(161,196,609)	(129,529,414)
Class 2	(522,982)	—	(2,429,771)	(1,341,354)
Class 3	(4,964,649)	—	(21,874,499)	(16,363,714)
Total distributions to shareholders	(5,488,143)	—	(185,500,879)	(147,234,482)
Decrease in net assets from capital stock activity	(4,200,397)	(12,152,728)	(240,660,704)	(72,368,867)
Total increase (decrease) in net assets	(5,287,981)	(347,662)	120,939,195	184,002,462
Net assets at beginning of year	113,428,944	113,776,606	4,660,042,346	4,476,039,884
Net assets at end of year	$108,140,963	$113,428,944	$4,780,981,541	$4,660,042,346

	Columbia Variable Portfolio – Global Strategic Income Fund				Columbia Variable Portfolio – Intermediate Bond Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	—	—	—	—	12,264,798	134,334,232	16,675,735	175,143,003
Distributions reinvested	66	512	—	—	14,405,416	161,196,609	12,407,032	129,529,414
Redemptions	—	—	—	—	(52,440,890)	(574,772,886)	(35,693,824)	(374,529,744)
Net increase (decrease)	66	512	—	—	(25,770,676)	(279,242,045)	(6,611,057)	(69,857,327)
Class 2
Subscriptions	224,892	1,908,452	167,892	1,453,562	1,770,601	19,662,463	1,386,392	14,561,853
Distributions reinvested	68,904	522,982	—	—	217,917	2,429,771	128,852	1,341,354
Redemptions	(278,207)	(2,296,736)	(144,045)	(1,239,293)	(466,322)	(5,108,305)	(251,956)	(2,636,071)
Net increase	15,589	134,698	23,847	214,269	1,522,196	16,983,929	1,263,288	13,267,136
Class 3
Subscriptions	373,207	3,259,167	283,910	2,483,622	3,079,900	34,353,886	943,494	9,998,241
Distributions reinvested	648,126	4,964,649	—	—	1,953,080	21,874,499	1,565,906	16,363,714
Redemptions	(1,487,888)	(12,559,423)	(1,717,109)	(14,850,619)	(3,167,429)	(34,630,973)	(4,034,379)	(42,140,631)
Net increase (decrease)	(466,555)	(4,335,607)	(1,433,199)	(12,366,997)	1,865,551	21,597,412	(1,524,979)	(15,778,676)
Total net decrease	(450,900)	(4,200,397)	(1,409,352)	(12,152,728)	(22,382,929)	(240,660,704)	(6,872,748)	(72,368,867)
The accompanying Notes to Financial Statements are an integral part of this statement.
132	Columbia Variable Portfolio Funds | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	CTIVP® – BlackRock Global Inflation-Protected Securities Fund		CTIVP® – Victory Sycamore Established Value Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income (loss)	$(389,727)	$538,685	$8,159,726	$7,522,925
Net realized gain (loss)	(342,832)	1,686,244	31,303,067	61,584,508
Net change in unrealized appreciation (depreciation)	9,772,386	6,425,326	14,116,633	80,514,291
Net increase in net assets resulting from operations	9,039,827	8,650,255	53,579,426	149,621,724
Distributions to shareholders
Net investment income and net realized gains
Class 1	(1,178)	(424)	—	—
Class 2	(446,018)	(568,883)	—	—
Class 3	(2,032,285)	(2,986,617)	—	—
Total distributions to shareholders	(2,479,481)	(3,555,924)	—	—
Decrease in net assets from capital stock activity	(7,500,076)	(10,218,119)	(11,442,338)	(30,020,638)
Total increase (decrease) in net assets	(939,730)	(5,123,788)	42,137,088	119,601,086
Net assets at beginning of year	108,818,503	113,942,291	656,600,711	536,999,625
Net assets at end of year	$107,878,773	$108,818,503	$698,737,799	$656,600,711

	CTIVP® – BlackRock Global Inflation-Protected Securities Fund				CTIVP® – Victory Sycamore Established Value Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	17,336	103,071	2,754	15,665	528,183	12,490,299	385,399	10,953,755
Distributions reinvested	198	1,178	75	424	—	—	—	—
Redemptions	(4,415)	(25,783)	(32)	(186)	(346,188)	(10,495,499)	(1,469,945)	(42,232,511)
Net increase (decrease)	13,119	78,466	2,797	15,903	181,995	1,994,800	(1,084,546)	(31,278,756)
Class 2
Subscriptions	687,541	3,990,780	610,685	3,377,740	158,168	4,365,767	214,966	5,875,384
Distributions reinvested	76,768	446,018	103,811	568,883	—	—	—	—
Redemptions	(680,209)	(3,869,999)	(420,142)	(2,319,724)	(351,980)	(9,491,983)	(134,545)	(3,580,034)
Net increase (decrease)	84,100	566,799	294,354	1,626,899	(193,812)	(5,126,216)	80,421	2,295,350
Class 3
Subscriptions	1,049,010	6,157,463	521,418	2,924,918	56,261	1,558,809	148,859	4,074,904
Distributions reinvested	343,872	2,032,285	536,197	2,986,617	—	—	—	—
Redemptions	(2,830,058)	(16,335,089)	(3,162,954)	(17,772,456)	(372,566)	(9,869,731)	(186,287)	(5,112,136)
Net decrease	(1,437,176)	(8,145,341)	(2,105,339)	(11,860,921)	(316,305)	(8,310,922)	(37,428)	(1,037,232)
Total net decrease	(1,339,957)	(7,500,076)	(1,808,188)	(10,218,119)	(328,122)	(11,442,338)	(1,041,553)	(30,020,638)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	133

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Partners Core Equity Fund		Variable Portfolio – Partners Small Cap Value Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$30,134,128	$26,084,952	$3,827,645	$7,210,557
Net realized gain (loss)	104,097,983	277,901,298	(38,892,014)	4,632,342
Net change in unrealized appreciation (depreciation)	357,900,256	178,416,930	82,369,434	114,910,197
Net increase in net assets resulting from operations	492,132,367	482,403,180	47,305,065	126,753,096
Increase (decrease) in net assets from capital stock activity	354,005,333	(17,343,111)	42,154,346	(127,843,282)
Total increase (decrease) in net assets	846,137,700	465,060,069	89,459,411	(1,090,186)
Net assets at beginning of year	2,281,333,280	1,816,273,211	669,211,543	670,301,729
Net assets at end of year	$3,127,470,980	$2,281,333,280	$758,670,954	$669,211,543

	Variable Portfolio – Partners Core Equity Fund				Variable Portfolio – Partners Small Cap Value Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	41,602,071	990,376,728	8,809,618	189,907,794	3,415,856	80,775,507	758,779	20,858,210
Redemptions	(24,886,181)	(629,023,178)	(9,215,834)	(200,379,741)	(1,082,276)	(29,723,796)	(4,935,650)	(136,973,809)
Net increase (decrease)	16,715,890	361,353,550	(406,216)	(10,471,947)	2,333,580	51,051,711	(4,176,871)	(116,115,599)
Class 2
Subscriptions	20,260	446,212	27,500	567,406	42,138	1,015,287	39,350	1,051,309
Redemptions	(68,798)	(1,582,964)	(67,129)	(1,433,920)	(58,232)	(1,367,078)	(28,677)	(765,258)
Net increase (decrease)	(48,538)	(1,136,752)	(39,629)	(866,514)	(16,094)	(351,791)	10,673	286,051
Class 3
Subscriptions	17,393	375,516	28,333	581,034	230,490	4,597,287	50,562	1,359,130
Redemptions	(282,094)	(6,586,981)	(307,199)	(6,585,684)	(536,145)	(13,142,861)	(492,003)	(13,372,864)
Net decrease	(264,701)	(6,211,465)	(278,866)	(6,004,650)	(305,655)	(8,545,574)	(441,441)	(12,013,734)
Total net increase (decrease)	16,402,651	354,005,333	(724,711)	(17,343,111)	2,011,831	42,154,346	(4,607,639)	(127,843,282)
The accompanying Notes to Financial Statements are an integral part of this statement.
134	Columbia Variable Portfolio Funds | Annual Report 2020

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Columbia Variable Portfolio Funds | Annual Report 2020	135

Financial Highlights
Columbia Variable Portfolio – Global Strategic Income Fund
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$9.11	0.27	0.09	—	0.36	(0.46)	—	(0.46)
Year Ended 12/31/2019	$8.21	0.29	0.61	0.00(c)	0.90	—	—	—
Year Ended 12/31/2018	$9.03	0.29	(0.74)	—	(0.45)	(0.37)	—	(0.37)
Year Ended 12/31/2017	$8.53	0.29	0.21	—	0.50	—	—	—
Year Ended 12/31/2016	$8.85	0.29	(0.36)	—	(0.07)	—	(0.25)	(0.25)
Class 2
Year Ended 12/31/2020	$8.96	0.24	0.10	—	0.34	(0.44)	—	(0.44)
Year Ended 12/31/2019	$8.09	0.26	0.61	0.00(c)	0.87	—	—	—
Year Ended 12/31/2018	$8.91	0.26	(0.73)	—	(0.47)	(0.35)	—	(0.35)
Year Ended 12/31/2017	$8.43	0.27	0.21	—	0.48	—	—	—
Year Ended 12/31/2016	$8.78	0.26	(0.36)	—	(0.10)	—	(0.25)	(0.25)
Class 3
Year Ended 12/31/2020	$9.05	0.26	0.09	—	0.35	(0.45)	—	(0.45)
Year Ended 12/31/2019	$8.16	0.27	0.62	0.00(c)	0.89	—	—	—
Year Ended 12/31/2018	$8.98	0.28	(0.74)	—	(0.46)	(0.36)	—	(0.36)
Year Ended 12/31/2017	$8.49	0.28	0.21	—	0.49	—	—	—
Year Ended 12/31/2016	$8.83	0.27	(0.36)	—	(0.09)	—	(0.25)	(0.25)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
(e)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
136	Columbia Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
Columbia Variable Portfolio – Global Strategic Income Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$9.01	4.79%	0.87%	0.60%	3.11%	53%	$11
Year Ended 12/31/2019	$9.11	10.96%(d)	0.87%	0.59%	3.27%	57%	$10
Year Ended 12/31/2018	$8.21	(5.20%)	0.86%(e)	0.64%(e)	3.34%	86%	$9
Year Ended 12/31/2017	$9.03	5.86%	0.85%	0.68%	3.33%	37%	$10
Year Ended 12/31/2016	$8.53	(1.00%)	0.79%	0.70%	3.17%	162%	$9
Class 2
Year Ended 12/31/2020	$8.86	4.59%	1.12%	0.85%	2.87%	53%	$10,766
Year Ended 12/31/2019	$8.96	10.75%(d)	1.12%	0.84%	3.01%	57%	$10,750
Year Ended 12/31/2018	$8.09	(5.51%)	1.10%(e)	0.89%(e)	3.08%	86%	$9,512
Year Ended 12/31/2017	$8.91	5.69%	1.10%	0.93%	3.07%	37%	$9,719
Year Ended 12/31/2016	$8.43	(1.35%)	1.05%	0.95%	2.92%	162%	$8,812
Class 3
Year Ended 12/31/2020	$8.95	4.68%	0.99%	0.73%	2.99%	53%	$97,365
Year Ended 12/31/2019	$9.05	10.91%(d)	1.00%	0.72%	3.14%	57%	$102,668
Year Ended 12/31/2018	$8.16	(5.34%)	0.97%(e)	0.76%(e)	3.25%	86%	$104,256
Year Ended 12/31/2017	$8.98	5.77%	0.98%	0.80%	3.18%	37%	$131,599
Year Ended 12/31/2016	$8.49	(1.23%)	0.92%	0.83%	3.03%	162%	$146,851
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	137

Financial Highlights
Columbia Variable Portfolio – Intermediate Bond Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$10.66	0.35	0.98	1.33	(0.33)	(0.13)	(0.46)
Year Ended 12/31/2019	$10.08	0.36	0.57	0.93	(0.35)	—	(0.35)
Year Ended 12/31/2018	$10.36	0.33	(0.29)	0.04	(0.25)	(0.07)	(0.32)
Year Ended 12/31/2017	$10.35	0.28	0.12	0.40	(0.30)	(0.09)	(0.39)
Year Ended 12/31/2016	$10.07	0.30	0.17	0.47	(0.18)	(0.01)	(0.19)
Class 2
Year Ended 12/31/2020	$10.62	0.32	0.97	1.29	(0.30)	(0.13)	(0.43)
Year Ended 12/31/2019	$10.04	0.33	0.57	0.90	(0.32)	—	(0.32)
Year Ended 12/31/2018	$10.32	0.30	(0.29)	0.01	(0.22)	(0.07)	(0.29)
Year Ended 12/31/2017	$10.31	0.25	0.12	0.37	(0.27)	(0.09)	(0.36)
Year Ended 12/31/2016	$10.03	0.27	0.18	0.45	(0.16)	(0.01)	(0.17)
Class 3
Year Ended 12/31/2020	$10.67	0.34	0.97	1.31	(0.31)	(0.13)	(0.44)
Year Ended 12/31/2019	$10.09	0.35	0.56	0.91	(0.33)	—	(0.33)
Year Ended 12/31/2018	$10.37	0.31	(0.29)	0.02	(0.23)	(0.07)	(0.30)
Year Ended 12/31/2017	$10.36	0.27	0.11	0.38	(0.28)	(0.09)	(0.37)
Year Ended 12/31/2016	$10.08	0.28	0.18	0.46	(0.17)	(0.01)	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
138	Columbia Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$11.53	12.58%	0.49%(c)	0.49%(c)	3.16%	312%	$4,108,990
Year Ended 12/31/2019	$10.66	9.25%	0.49%(c)	0.49%(c)	3.46%	256%	$4,074,589
Year Ended 12/31/2018	$10.08	0.40%	0.49%(c)	0.49%(c)	3.21%	222%	$3,919,654
Year Ended 12/31/2017	$10.36	3.86%	0.51%	0.51%	2.69%	396%	$4,242,173
Year Ended 12/31/2016	$10.35	4.68%	0.54%	0.54%	2.86%	400%	$4,384,210
Class 2
Year Ended 12/31/2020	$11.48	12.28%	0.74%(c)	0.74%(c)	2.93%	312%	$74,775
Year Ended 12/31/2019	$10.62	9.03%	0.74%(c)	0.74%(c)	3.19%	256%	$53,012
Year Ended 12/31/2018	$10.04	0.14%	0.74%(c)	0.74%(c)	2.96%	222%	$37,454
Year Ended 12/31/2017	$10.32	3.61%	0.76%	0.76%	2.44%	396%	$37,866
Year Ended 12/31/2016	$10.31	4.43%	0.79%	0.79%	2.60%	400%	$34,167
Class 3
Year Ended 12/31/2020	$11.54	12.45%	0.61%(c)	0.61%(c)	3.04%	312%	$597,217
Year Ended 12/31/2019	$10.67	9.12%	0.61%(c)	0.61%(c)	3.33%	256%	$532,441
Year Ended 12/31/2018	$10.09	0.27%	0.61%(c)	0.61%(c)	3.07%	222%	$518,931
Year Ended 12/31/2017	$10.37	3.73%	0.64%	0.64%	2.56%	396%	$617,144
Year Ended 12/31/2016	$10.36	4.54%	0.66%	0.66%	2.74%	400%	$688,625
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	139

Financial Highlights
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$5.66	(0.01)	0.54	0.53	(0.04)	(0.11)	(0.15)
Year Ended 12/31/2019	$5.42	0.03	0.40	0.43	(0.19)	—	(0.19)
Year Ended 12/31/2018	$5.47	0.08	(0.10)	(0.02)	—	(0.03)	(0.03)
Year Ended 12/31/2017	$5.51	0.06	0.08	0.14	(0.13)	(0.05)	(0.18)
Year Ended 12/31/2016	$5.07	0.01	0.43	0.44	—	—	—
Class 2
Year Ended 12/31/2020	$5.53	(0.03)	0.52	0.49	(0.02)	(0.11)	(0.13)
Year Ended 12/31/2019	$5.30	0.02	0.38	0.40	(0.17)	—	(0.17)
Year Ended 12/31/2018	$5.37	0.06	(0.10)	(0.04)	—	(0.03)	(0.03)
Year Ended 12/31/2017	$5.41	0.05	0.08	0.13	(0.12)	(0.05)	(0.17)
Year Ended 12/31/2016	$4.99	0.00(d)	0.42	0.42	—	—	—
Class 3
Year Ended 12/31/2020	$5.63	(0.02)	0.53	0.51	(0.03)	(0.11)	(0.14)
Year Ended 12/31/2019	$5.39	0.03	0.39	0.42	(0.18)	—	(0.18)
Year Ended 12/31/2018	$5.45	0.07	(0.10)	(0.03)	—	(0.03)	(0.03)
Year Ended 12/31/2017	$5.49	0.05	0.08	0.13	(0.12)	(0.05)	(0.17)
Year Ended 12/31/2016	$5.06	0.00(d)	0.43	0.43	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
140	Columbia Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$6.04	9.37%	0.74%	0.65%	(0.09%)	70%	$109
Year Ended 12/31/2019	$5.66	7.90%	0.71%(c)	0.61%(c)	0.57%	62%	$28
Year Ended 12/31/2018	$5.42	(0.33%)	0.71%(c)	0.61%(c)	1.41%	118%	$11
Year Ended 12/31/2017	$5.47	2.66%	0.71%	0.62%	1.09%	99%	$11
Year Ended 12/31/2016	$5.51	8.68%	0.68%	0.64%	0.18%	72%	$11
Class 2
Year Ended 12/31/2020	$5.89	8.97%	0.97%	0.89%	(0.47%)	70%	$21,434
Year Ended 12/31/2019	$5.53	7.63%	0.96%(c)	0.86%(c)	0.38%	62%	$19,663
Year Ended 12/31/2018	$5.30	(0.71%)	0.95%(c)	0.86%(c)	1.14%	118%	$17,272
Year Ended 12/31/2017	$5.37	2.46%	0.97%	0.87%	0.86%	99%	$13,986
Year Ended 12/31/2016	$5.41	8.42%	0.93%	0.89%	(0.07%)	72%	$10,801
Class 3
Year Ended 12/31/2020	$6.00	9.11%	0.85%	0.76%	(0.34%)	70%	$86,336
Year Ended 12/31/2019	$5.63	7.81%	0.83%(c)	0.73%(c)	0.49%	62%	$89,128
Year Ended 12/31/2018	$5.39	(0.51%)	0.82%(c)	0.74%(c)	1.28%	118%	$96,659
Year Ended 12/31/2017	$5.45	2.54%	0.84%	0.75%	0.97%	99%	$111,829
Year Ended 12/31/2016	$5.49	8.50%	0.80%	0.77%	0.05%	72%	$123,299
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	141

Financial Highlights
CTIVP® – Victory Sycamore Established Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$30.32	0.38	2.06	2.44
Year Ended 12/31/2019	$23.65	0.34	6.33	6.67
Year Ended 12/31/2018	$26.27	0.27	(2.89)	(2.62)
Year Ended 12/31/2017	$22.68	0.17	3.42	3.59
Year Ended 12/31/2016	$18.78	0.15	3.75	3.90
Class 2
Year Ended 12/31/2020	$29.61	0.31	2.00	2.31
Year Ended 12/31/2019	$23.16	0.27	6.18	6.45
Year Ended 12/31/2018	$25.79	0.20	(2.83)	(2.63)
Year Ended 12/31/2017	$22.32	0.11	3.36	3.47
Year Ended 12/31/2016	$18.52	0.10	3.70	3.80
Class 3
Year Ended 12/31/2020	$29.98	0.35	2.02	2.37
Year Ended 12/31/2019	$23.42	0.31	6.25	6.56
Year Ended 12/31/2018	$26.05	0.23	(2.86)	(2.63)
Year Ended 12/31/2017	$22.51	0.14	3.40	3.54
Year Ended 12/31/2016	$18.66	0.12	3.73	3.85

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
142	Columbia Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
CTIVP® – Victory Sycamore Established Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$32.76	8.05%	0.79%	0.79%	1.41%	41%	$583,965
Year Ended 12/31/2019	$30.32	28.20%	0.79%	0.79%	1.25%	39%	$534,959
Year Ended 12/31/2018	$23.65	(9.97%)	0.79%	0.79%	1.00%	36%	$442,931
Year Ended 12/31/2017	$26.27	15.83%	0.82%	0.82%	0.69%	41%	$487,245
Year Ended 12/31/2016	$22.68	20.77%	0.88%	0.86%	0.71%	46%	$409,756
Class 2
Year Ended 12/31/2020	$31.92	7.80%	1.04%	1.04%	1.16%	41%	$52,184
Year Ended 12/31/2019	$29.61	27.85%	1.04%	1.04%	1.00%	39%	$54,158
Year Ended 12/31/2018	$23.16	(10.20%)	1.04%	1.04%	0.76%	36%	$40,488
Year Ended 12/31/2017	$25.79	15.55%	1.07%	1.07%	0.46%	41%	$40,477
Year Ended 12/31/2016	$22.32	20.52%	1.14%	1.11%	0.49%	46%	$26,182
Class 3
Year Ended 12/31/2020	$32.35	7.91%	0.92%	0.92%	1.29%	41%	$62,589
Year Ended 12/31/2019	$29.98	28.01%	0.91%	0.91%	1.12%	39%	$67,484
Year Ended 12/31/2018	$23.42	(10.10%)	0.92%	0.92%	0.88%	36%	$53,581
Year Ended 12/31/2017	$26.05	15.73%	0.95%	0.95%	0.57%	41%	$57,946
Year Ended 12/31/2016	$22.51	20.63%	1.01%	0.99%	0.61%	46%	$44,076
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	143

Financial Highlights
Variable Portfolio – Partners Core Equity Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$23.85	0.24	3.82	4.06
Year Ended 12/31/2019	$18.84	0.27	4.74	5.01
Year Ended 12/31/2018	$20.48	0.24	(1.88)	(1.64)
Year Ended 12/31/2017	$17.00	0.20	3.28	3.48
Year Ended 12/31/2016	$15.49	0.22	1.29	1.51
Class 2
Year Ended 12/31/2020	$23.31	0.18	3.72	3.90
Year Ended 12/31/2019	$18.47	0.21	4.63	4.84
Year Ended 12/31/2018	$20.12	0.18	(1.83)	(1.65)
Year Ended 12/31/2017	$16.75	0.15	3.22	3.37
Year Ended 12/31/2016	$15.29	0.18	1.28	1.46
Class 3
Year Ended 12/31/2020	$23.57	0.21	3.76	3.97
Year Ended 12/31/2019	$18.65	0.24	4.68	4.92
Year Ended 12/31/2018	$20.29	0.21	(1.85)	(1.64)
Year Ended 12/31/2017	$16.87	0.18	3.24	3.42
Year Ended 12/31/2016	$15.38	0.20	1.29	1.49

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
144	Columbia Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
Variable Portfolio – Partners Core Equity Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$27.91	17.02%	0.68%	0.68%	1.02%	92%	$3,085,119
Year Ended 12/31/2019	$23.85	26.59%	0.70%	0.69%	1.25%	129%	$2,237,714
Year Ended 12/31/2018	$18.84	(8.01%)	0.70%	0.69%	1.13%	55%	$1,775,821
Year Ended 12/31/2017	$20.48	20.47%	0.74%	0.74%	1.08%	51%	$1,934,400
Year Ended 12/31/2016	$17.00	9.75%	0.79%	0.77%	1.39%	115%	$1,670,305
Class 2
Year Ended 12/31/2020	$27.21	16.73%	0.93%	0.93%	0.76%	92%	$11,239
Year Ended 12/31/2019	$23.31	26.21%	0.95%	0.94%	1.00%	129%	$10,760
Year Ended 12/31/2018	$18.47	(8.20%)	0.95%	0.94%	0.88%	55%	$9,255
Year Ended 12/31/2017	$20.12	20.12%	0.99%	0.99%	0.83%	51%	$10,507
Year Ended 12/31/2016	$16.75	9.55%	1.04%	1.02%	1.13%	115%	$8,549
Class 3
Year Ended 12/31/2020	$27.54	16.84%	0.80%	0.80%	0.89%	92%	$31,113
Year Ended 12/31/2019	$23.57	26.38%	0.83%	0.81%	1.13%	129%	$32,859
Year Ended 12/31/2018	$18.65	(8.08%)	0.83%	0.82%	1.00%	55%	$31,196
Year Ended 12/31/2017	$20.29	20.27%	0.87%	0.87%	0.96%	51%	$42,254
Year Ended 12/31/2016	$16.87	9.69%	0.92%	0.90%	1.27%	115%	$42,830
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	145

Financial Highlights
Variable Portfolio – Partners Small Cap Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations
Class 1
Year Ended 12/31/2020	$29.04	0.16	1.08	—	1.24
Year Ended 12/31/2019	$24.24	0.28	4.52	—	4.80
Year Ended 12/31/2018	$28.01	0.25	(4.02)	—	(3.77)
Year Ended 12/31/2017	$26.14	0.19	1.68	—	1.87
Year Ended 12/31/2016	$20.81	0.09	5.24	0.00(c)	5.33
Class 2
Year Ended 12/31/2020	$28.34	0.10	1.03	—	1.13
Year Ended 12/31/2019	$23.71	0.22	4.41	—	4.63
Year Ended 12/31/2018	$27.48	0.18	(3.95)	—	(3.77)
Year Ended 12/31/2017	$25.71	0.13	1.64	—	1.77
Year Ended 12/31/2016	$20.51	0.04	5.16	0.00(c)	5.20
Class 3
Year Ended 12/31/2020	$28.67	0.13	1.05	—	1.18
Year Ended 12/31/2019	$23.96	0.25	4.46	—	4.71
Year Ended 12/31/2018	$27.73	0.21	(3.98)	—	(3.77)
Year Ended 12/31/2017	$25.91	0.15	1.67	—	1.82
Year Ended 12/31/2016	$20.64	0.06	5.21	0.00(c)	5.27

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
146	Columbia Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
Variable Portfolio – Partners Small Cap Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$30.28	4.27%	0.90%	0.88%	0.68%	91%	$661,480
Year Ended 12/31/2019	$29.04	19.80%	0.89%	0.88%	1.02%	75%	$566,653
Year Ended 12/31/2018	$24.24	(13.46%)	0.88%	0.88%	0.88%	60%	$574,250
Year Ended 12/31/2017	$28.01	7.16%	0.91%	0.91%	0.72%	115%	$686,191
Year Ended 12/31/2016	$26.14	25.61%(d)	1.02%	0.93%	0.40%	60%	$712,682
Class 2
Year Ended 12/31/2020	$29.47	3.99%	1.15%	1.13%	0.41%	91%	$8,133
Year Ended 12/31/2019	$28.34	19.53%	1.14%	1.13%	0.81%	75%	$8,276
Year Ended 12/31/2018	$23.71	(13.72%)	1.13%	1.13%	0.65%	60%	$6,673
Year Ended 12/31/2017	$27.48	6.88%	1.16%	1.16%	0.49%	115%	$6,814
Year Ended 12/31/2016	$25.71	25.35%(d)	1.25%	1.18%	0.17%	60%	$5,749
Class 3
Year Ended 12/31/2020	$29.85	4.12%	1.02%	1.01%	0.54%	91%	$89,057
Year Ended 12/31/2019	$28.67	19.66%	1.01%	1.00%	0.92%	75%	$94,282
Year Ended 12/31/2018	$23.96	(13.60%)	1.01%	1.00%	0.74%	60%	$89,379
Year Ended 12/31/2017	$27.73	7.02%	1.04%	1.04%	0.59%	115%	$120,392
Year Ended 12/31/2016	$25.91	25.53%(d)	1.13%	1.05%	0.29%	60%	$134,434
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2020	147

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio – Global Strategic Income Fund; Columbia Variable Portfolio – Intermediate Bond Fund; CTIVP® – BlackRock Global Inflation-Protected Securities Fund; CTIVP® – Victory Sycamore Established Value Fund; Variable Portfolio – Partners Core Equity Fund and Variable Portfolio – Partners Small Cap Value Fund.
Each Fund, other than CTIVP® – BlackRock Global Inflation-Protected Securities Fund, is currently classified as a diversified fund. CTIVP® – BlackRock Global Inflation-Protected Securities Fund is currently classified as a non-diversified fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
148	Columbia Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Columbia Variable Portfolio Funds | Annual Report 2020	149

Notes to Financial Statements  (continued)
December 31, 2020
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Certain Funds invest in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
150	Columbia Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:
Forward foreign currency exchange contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities	Columbia Variable Portfolio — Global Strategic Income Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To shift foreign currency exposure back to U.S. dollars	Columbia Variable Portfolio — Global Strategic Income Fund, Columbia Variable Portfolio — Intermediate Bond Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To generate total return through long and short currency positions versus the U.S. dollar	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To shift investment exposure from one currency to another	Columbia Variable Portfolio — Global Strategic Income Fund
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Columbia Variable Portfolio Funds | Annual Report 2020	151

Notes to Financial Statements  (continued)
December 31, 2020
Futures contracts
Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:
Futures contracts	Funds
To manage the duration and yield curve exposure of the Fund versus the benchmark	Columbia Variable Portfolio — Global Strategic Income Fund, Columbia Variable Portfolio — Intermediate Bond Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To manage exposure to movements in interest rates	Columbia Variable Portfolio — Global Strategic Income Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To produce incremental earnings	Columbia Variable Portfolio — Global Strategic Income Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To attain desired breakeven inflation exposure	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into futures contracts, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. Certain Funds purchased and/or wrote options contracts as detailed below:
Options contracts	Funds
To manage convexity risk	Columbia Variable Portfolio — Intermediate Bond Fund
To manage exposure to fluctuations in interest rates	Columbia Variable Portfolio — Intermediate Bond Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To protect gains	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To produce incremental earnings	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
152	Columbia Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by a Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. These instruments may be used for other purposes in future periods. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Columbia Variable Portfolio Funds | Annual Report 2020	153

Notes to Financial Statements  (continued)
December 31, 2020
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
Credit default swap contracts	Funds
To increase or decrease its credit exposure to an index	Columbia Variable Portfolio — Global Strategic Income Fund and Columbia Variable Portfolio — Intermediate Bond Fund
To increase or decrease its credit exposure to a single issuer of debt securities	Columbia Variable Portfolio — Global Strategic Income Fund
To increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure	Columbia Variable Portfolio — Global Strategic Income Fund
To manage credit risk exposure	Columbia Variable Portfolio — Global Strategic Income Fund
These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
154	Columbia Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Interest rate swap contracts
Certain Funds entered into interest rate swap contracts as detailed below:
Interest rate swap contracts	Funds
To gain exposure or to protect itself from market rate change	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To attain desired breakeven inflation exposure	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To hedge the portfolio risk associated with some or all of the Fund’s securities	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To produce incremental earnings	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To manage interest rate market risk exposure to produce incremental earnings	Columbia Variable Portfolio — Intermediate Bond Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – Global Strategic Income Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Upfront payments on swap contracts	58,385
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	134,182*
Total		192,567

Columbia Variable Portfolio Funds | Annual Report 2020	155

Notes to Financial Statements  (continued)
December 31, 2020
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	140,459*
Credit risk	Upfront receipts on swap contracts	66,429
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	688,294
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	266*
Total		895,448

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	604,757	604,757
Foreign exchange risk	(844,670)	—	—	(844,670)
Interest rate risk	—	(2,572,719)	—	(2,572,719)
Total	(844,670)	(2,572,719)	604,757	(2,812,632)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	13,209	13,209
Foreign exchange risk	(425,585)	—	—	(425,585)
Interest rate risk	—	(180,251)	—	(180,251)
Total	(425,585)	(180,251)	13,209	(592,627)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,110,938
Futures contracts — short	27,116,613
Credit default swap contracts — buy protection	13,972,599

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	275,521	(190,682)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
156	Columbia Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Columbia Variable Portfolio – Intermediate Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	14,709,119*
Credit risk	Upfront payments on swap contracts	1,108,744
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,282,924*
Interest rate risk	Investments, at value — Options purchased	12,861,442
Total		31,962,229

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,637,055*
Credit risk	Upfront receipts on swap contracts	31,713,997
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	706,566
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,042,166*
Total		38,099,784

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	66,009,438	66,009,438
Foreign exchange risk	(680,019)	—	—	—	—	(680,019)
Interest rate risk	—	72,713,505	(25,962,342)	20,964,195	3,854,538	71,569,896
Total	(680,019)	72,713,505	(25,962,342)	20,964,195	69,863,976	136,899,315

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	25,684,720	25,684,720
Foreign exchange risk	(244,189)	—	—	—	—	(244,189)
Interest rate risk	—	6,448,863	167,366	1,528,442	—	8,144,671
Total	(244,189)	6,448,863	167,366	1,528,442	25,684,720	33,585,202
Columbia Variable Portfolio Funds | Annual Report 2020	157

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,197,845,429
Futures contracts — short	254,877,225
Credit default swap contracts — buy protection	82,858,500
Credit default swap contracts — sell protection	324,230,195

Derivative instrument	Average value ($)
Options contracts — purchased	12,836,382*
Options contracts — written	(6,446,092)**

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	341,249*	(197,135)*
Interest rate swap contracts	177,542**	(274,571)**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2020.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	258,947
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	49,666*
Interest rate risk	Investments, at value — Options purchased	367,347
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,077,351*
Total		1,753,311

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,630,313
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	19,712*
Interest rate risk	Options contracts written, at value	426,911
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,067,153*
Total		3,144,089

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
158	Columbia Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	(3,041,319)	—	10,977	42,387	—	(2,987,955)
Interest rate risk	—	(120,800)	241,098	(68,923)	(478,777)	(427,402)
Total	(3,041,319)	(120,800)	252,075	(26,536)	(478,777)	(3,415,357)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	(142,638)	—	2,139	5,897	—	(134,602)
Interest rate risk	—	60,634	59,963	61,028	(158,421)	23,204
Total	(142,638)	60,634	62,102	66,925	(158,421)	(111,398)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	16,233,050
Futures contracts — short	12,325,225

Derivative instrument	Average value ($)*
Options contracts — purchased	538,045
Options contracts — written	(765,805)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	889,024	(820,797)
Interest rate swap contracts	1,436,152	(1,484,411)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Investments in senior loans
Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
Columbia Variable Portfolio Funds | Annual Report 2020	159

Notes to Financial Statements  (continued)
December 31, 2020
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Forward sale commitments
Certain Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.
Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.
Mortgage dollar roll transactions
Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar
160	Columbia Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
Certain Funds may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
Columbia Variable Portfolio – Global Strategic Income Fund
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	Morgan Stanley ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	-	-	2,689	-	2,689
OTC credit default swap contracts (b)	-	58,385	-	-	-	58,385
Total assets	-	58,385	-	2,689	-	61,074
Liabilities
Centrally cleared credit default swap contracts (a)	-	-	-	614	-	614
Forward foreign currency exchange contracts	-	-	-	-	688,294	688,294
OTC credit default swap contracts (b)	4,532	136,658	6,798	-	-	147,988
Total liabilities	4,532	136,658	6,798	614	688,294	836,896
Total financial and derivative net assets	(4,532)	(78,273)	(6,798)	2,075	(688,294)	(775,822)
Total collateral received (pledged) (c)	-	-	-	-	-	-
Net amount (d)	(4,532)	(78,273)	(6,798)	2,075	(688,294)	(775,822)

Columbia Variable Portfolio Funds | Annual Report 2020	161

Notes to Financial Statements  (continued)
December 31, 2020
(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
Columbia Variable Portfolio – Intermediate Bond Fund
	Citi ($)(a)	Citi ($)(a)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Options purchased puts	10,680,667	-	-	-	2,180,775	-	12,861,442
OTC credit default swap contracts (b)	-	3,478,816	7,172,980	-	5,166,067	-	15,817,863
Total assets	10,680,667	3,478,816	7,172,980	-	7,346,842	-	28,679,305
Liabilities
Centrally cleared credit default swap contracts (c)	-	-	-	314,890	-	-	314,890
Forward foreign currency exchange contracts	-	-	-	-	-	706,566	706,566
OTC credit default swap contracts (b)	-	6,158,076	14,045,283	-	11,510,638	-	31,713,997
Total liabilities	-	6,158,076	14,045,283	314,890	11,510,638	706,566	32,735,453
Total financial and derivative net assets	10,680,667	(2,679,260)	(6,872,303)	(314,890)	(4,163,796)	(706,566)	(4,056,148)
Total collateral received (pledged) (d)	10,680,667	(2,679,260)	(6,872,303)	(314,890)	(4,027,000)	-	(3,212,786)
Net amount (e)	-	-	-	-	(136,796)	(706,566)	(843,362)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
162	Columbia Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
	Citi ($)	Deutsche Bank ($)	Goldman Sachs ($)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	-	-	31,618	-	31,618
Forward foreign currency exchange contracts	9,965	248,982	-	-	258,947
Options purchased calls	250,695	21,738	-	6,650	279,083
Options purchased puts	63,928	22,086	-	2,250	88,264
Total assets	324,588	292,806	31,618	8,900	657,912
Liabilities
Centrally cleared interest rate swap contracts (a)	-	-	38,812	-	38,812
Forward foreign currency exchange contracts	217,169	1,413,144	-	-	1,630,313
Options contracts written	236,403	166,300	-	24,208	426,911
OTC interest rate swap contracts (b)	196	-	-	-	196
Total liabilities	453,768	1,579,444	38,812	24,208	2,096,232
Total financial and derivative net assets	(129,180)	(1,286,638)	(7,194)	(15,308)	(1,438,320)
Total collateral received (pledged) (c)	-	(1,180,625)	(7,194)	(15,308)	(1,203,127)
Net amount (d)	(129,180)	(106,013)	-	-	(235,193)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. Certain Funds classify gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Certain Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions
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Notes to Financial Statements  (continued)
December 31, 2020
are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Certain Funds may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity.
CTIVP® – Victory Sycamore Established Value Fund, Variable Portfolio – Partners Core Equity Fund and Variable Portfolio – Partners Small Cap Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their investment company taxable income and net capital gain, if any, and as such will not be subject to federal income taxes. In addition, because the Funds meet the exception under Internal Revenue Code Section 4982(f), the Funds expect not to be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Foreign taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
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Notes to Financial Statements  (continued)
December 31, 2020
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Columbia Variable Portfolio – Global Strategic Income Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Funds expect that the adoption of the guidance will not have a material impact on their financial statements.
Note 3.  Fees and other transactions with affiliates
Management services fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides each Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by each Fund. For certain Funds, as described below, the Investment Manager has entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers (see Subadvisory agreements note below). The management services fee is an annual fee that is equal to a percentage of each Fund’s daily net assets that declines as each Fund’s net assets increase.
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Notes to Financial Statements  (continued)
December 31, 2020
The fee rate range and effective management services fee rate for each Fund, as a percentage of each Fund’s average daily net assets for the year ended December 31, 2020, were as follows:
	High (%)	Low (%)	Effective management services fee rate (%)
Columbia Variable Portfolio – Global Strategic Income Fund	0.65	0.52	0.65
Columbia Variable Portfolio – Intermediate Bond Fund	0.50	0.34	0.47
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	0.51	0.29	0.51
CTIVP® – Victory Sycamore Established Value Fund	0.77	0.57	0.76
Variable Portfolio – Partners Core Equity Fund	0.77	0.57	0.67
Variable Portfolio – Partners Small Cap Value Fund	0.87	0.75	0.86
Subadvisory agreements
The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:
Fund	Subadviser(s)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	BlackRock Financial Management, Inc. (BlackRock) BlackRock International Limited (BIL)(a)
CTIVP® – Victory Sycamore Established Value Fund	Victory Capital Management Inc. (Victory Capital)
Variable Portfolio – Partners Core Equity Fund	Jacobs Levy Equity Management, Inc. (Jacobs Levy) T. Rowe Price Associates, Inc. (T. Rowe Price)
Variable Portfolio – Partners Small Cap Value Fund	Jacobs Levy Equity Management, Inc. (Jacobs Levy) Nuveen Asset Management, LLC (Nuveen Asset Management) Segall Bryant & Hamill, LLC (SBH)
(a)	BIL, an affiliate of BlackRock, assists in providing day-to-day portfolio management of the Fund pursuant to a Sub-Subadvisory Agreement between BlackRock and BIL.
For Variable Portfolio – Partners Core Equity Fund and Variable Portfolio - Partners Small Cap Value Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board of Trustees, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of the investments in the Fund will vary due to market fluctuations.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to Columbia Variable Portfolio – Global Strategic Income Fund on behalf of the Investment Manager.
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Notes to Financial Statements  (continued)
December 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2020, certain Funds engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act for the following Funds aggregated to:
Fund	Purchases ($)	Sales ($)	Realized gain/(loss) from sale transactions ($)
Columbia Variable Portfolio – Intermediate Bond Fund	—	10,972,500	(27,018)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	11,489	5,911	181
Service fees
Each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in each Fund, up to a cap approved by the Board of Trustees from time to time.
For the year ended December 31, 2020, each Fund’s effective service fee rate as a percentage of the Fund’s average daily net assets was as follows:
Effective service fee rate (%)
Columbia Variable Portfolio – Global Strategic Income Fund	0.06
Columbia Variable Portfolio – Intermediate Bond Fund	0.01
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	0.06
CTIVP® – Victory Sycamore Established Value Fund	0.01
Variable Portfolio – Partners Core Equity Fund	0.00
Variable Portfolio – Partners Small Cap Value Fund	0.01
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
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Notes to Financial Statements  (continued)
December 31, 2020
Distribution and/or service fees
The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of each Fund’s average daily net assets attributable to Class 3 shares. The Funds pay no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021			Prior to May 1, 2020
	Class 1 (%)	Class 2 (%)	Class 3 (%)	Class 1 (%)	Class 2 (%)	Class 3 (%)
Columbia Variable Portfolio – Global Strategic Income Fund	0.61	0.86	0.735	0.58	0.83	0.705
Columbia Variable Portfolio – Intermediate Bond Fund	0.55	0.80	0.675	0.52	0.77	0.645
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	0.65	0.90	0.775	0.60	0.85	0.725
CTIVP® – Victory Sycamore Established Value Fund	0.85	1.10	0.975	0.85	1.10	0.975
Variable Portfolio – Partners Core Equity Fund	0.69	0.94	0.815	0.69	0.94	0.815
Variable Portfolio – Partners Small Cap Value Fund	0.88	1.13	1.005	0.88	1.13	1.005
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, re-characterization of distributions for investments, swap investments, investments in partnerships, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
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Notes to Financial Statements  (continued)
December 31, 2020
Fund	Excess of distributions over net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase ($)
Columbia Variable Portfolio – Global Strategic Income Fund	(464,409)	464,409	—
Columbia Variable Portfolio – Intermediate Bond Fund	(24,614,019)	24,614,019	—
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	(2,115,792)	2,115,792	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2020			Year Ended December 31, 2019
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Variable Portfolio – Global Strategic Income Fund	5,488,143	—	5,488,143	—	—	—
Columbia Variable Portfolio – Intermediate Bond Fund	161,296,453	24,204,426	185,500,879	147,234,482	—	147,234,482
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	2,479,481	—	2,479,481	3,555,924	—	3,555,924
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
Columbia Variable Portfolio – Global Strategic Income Fund	4,065,731	—	(7,367,170)	5,580,569
Columbia Variable Portfolio – Intermediate Bond Fund	348,329,390	127,505,226	—	188,938,512
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	2,095,332	1,003,745	—	6,399,472
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
Columbia Variable Portfolio – Global Strategic Income Fund	98,000,163	6,283,565	(702,996)	5,580,569
Columbia Variable Portfolio – Intermediate Bond Fund	5,425,157,639	226,721,430	(37,782,918)	188,938,512
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	99,799,371	6,653,009	(253,537)	6,399,472
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2020, capital loss carryforwards utilized, if any, were as follows:
Fund	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
Columbia Variable Portfolio – Global Strategic Income Fund	(2,675,172)	(4,691,998)	(7,367,170)	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
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Notes to Financial Statements  (continued)
December 31, 2020
Note 5. Portfolio information
For the year ended December 31, 2020, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)	Purchases of U.S. Government securities ($)	Proceeds from sales of U.S. Government securities ($)
Columbia Variable Portfolio – Global Strategic Income Fund	51,559,817	57,032,726	—	—
Columbia Variable Portfolio – Intermediate Bond Fund	17,344,392,207	17,624,580,214	14,514,048,032	14,957,837,212
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	73,021,791	86,073,621	61,982,568	73,863,462
CTIVP® – Victory Sycamore Established Value Fund	244,493,984	240,750,999	—	—
Variable Portfolio – Partners Core Equity Fund	3,020,933,259	2,653,435,702	—	—
Variable Portfolio – Partners Small Cap Value Fund	562,779,616	515,382,764	—	—
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds’ activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Fund	Borrower or Lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Variable Portfolio – Partners Core Equity Fund	Lender	18,900,000	2.10	1
Variable Portfolio – Partners Small Cap Value Fund	Lender	5,950,000	0.61	4
Interest income earned and interest expense incurred, if any, are recorded as interfund lending on the Statement of Operations. The Funds had no outstanding interfund loans at December 31, 2020.
Note 8. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective
170	Columbia Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Funds had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
No Fund had borrowings during the year ended December 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund may be more susceptible to derivatives risk. Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Financial sector risk
Variable Portfolio – Partners Small Cap Value Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations, war, terrorism, natural disasters and disease pandemics), occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Funds to elevated risks
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Notes to Financial Statements  (continued)
December 31, 2020
associated with increased inflation, deflation or currency devaluation. To the extent that Columbia Variable Portfolio – Global Strategic Income Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund concentrate their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
CTIVP® – BlackRock Global Inflation-Protected Securities Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Europe. CTIVP® – BlackRock Global Inflation-Protected Securities Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. There is a significant degree of uncertainty as to the outcome of these negotiations and the future and full impact of Brexit remain uncertain and could have additional adverse effects on economies, financial markets, currencies and asset valuations around the world. During this period and beyond, the impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
High-yield investments risk
Securities and other debt instruments held by Columbia Variable Portfolio – Global Strategic Income Fund and Columbia Variable Portfolio – Intermediate Bond Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation-protected securities risk
CTIVP® – BlackRock Global Inflation-Protected Securities Fund’s inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Information technology sector risk
Variable Portfolio – Partners Core Equity Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such
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Notes to Financial Statements  (continued)
December 31, 2020
companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of each Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact each Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund may be more susceptible to London Inter-Bank Offered Rate (LIBOR) replacement risk. The elimination of LIBOR, among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid
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Notes to Financial Statements  (continued)
December 31, 2020
the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell investments in a down market.
Market and environment risk
The Funds may incur losses due to declines in the value of one or more securities in which they invest. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Funds, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Funds performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority,
174	Columbia Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including Columbia Variable Portfolio – Intermediate Bond Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
CTIVP® – BlackRock Global Inflation-Protected Securities Fund is a non-diversified fund. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2020, the Investment Manager and/or affiliates owned 100% of Class 1, Class 2 and Class 3 shares of each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
CTIVP® - Victory Sycamore Established Value Fund and Variable Portfolio – Partners Small Cap Value Fund investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable
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Notes to Financial Statements  (continued)
December 31, 2020
to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Funds.
176	Columbia Variable Portfolio Funds | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund, CTIVP® – Victory Sycamore Established Value Fund, Variable Portfolio – Partners Core Equity Fund, and Variable Portfolio – Partners Small Cap Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund, CTIVP® – Victory Sycamore Established Value Fund, Variable Portfolio – Partners Core Equity Fund and Variable Portfolio – Partners Small Cap Value Fund (six of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio Funds | Annual Report 2020	177

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2020.
Capital gain dividend
Columbia Variable Portfolio – Global Strategic Income Fund	$0
Columbia Variable Portfolio – Intermediate Bond Fund	$134,197,358
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	$1,053,932
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
178	Columbia Variable Portfolio Funds | Annual Report 2020

TRUSTEES AND OFFICERS
The Board oversees the Funds’ operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio Funds | Annual Report 2020	179

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
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TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
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TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
182	Columbia Variable Portfolio Funds | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Trusts as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Funds’ other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Variable Portfolio Funds | Annual Report 2020	183

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
184	Columbia Variable Portfolio Funds | Annual Report 2020

Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
Columbia Variable Portfolio Funds | Annual Report 2020	185

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
186	Columbia Variable Portfolio Funds | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6466 AV (02/21)

Annual Report
December 31, 2020
Variable Portfolio Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
CTIVP® – American Century Diversified Bond Fund
CTIVP® – CenterSquare Real Estate Fund
CTIVP® – Los Angeles Capital Large Cap Growth Fund
CTIVP® – MFS® Value Fund
CTIVP® – Morgan Stanley Advantage Fund
CTIVP® – T. Rowe Price Large Cap Value Fund
CTIVP® – TCW Core Plus Bond Fund
CTIVP® – Wells Fargo Short Duration Government Fund
CTIVP® – Westfield Mid Cap Growth Fund
Variable Portfolio – Partners Core Bond Fund
Variable Portfolio – Partners International Core Equity Fund
Variable Portfolio – Partners International Growth Fund
Variable Portfolio – Partners International Value Fund
Variable Portfolio – Partners Small Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plans). Please contact your financial advisor or insurance representative for more information.
This report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure document for information regarding the investment options available to you.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio Funds  |  Annual Report 2020

Variable Portfolio Funds  |  Annual Report 2020

Fund at a Glance
CTIVP® – American Century Diversified Bond Fund
Investment objective
CTIVP® – American Century Diversified Bond Fund (the Fund) seeks to provide shareholders with a high level of current income.
Portfolio management
American Century Investment Management, Inc.
Robert Gahagan
Alejandro Aguilar, CFA
Jeffrey Houston, CFA
Brian Howell
Charles Tan
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	8.55	5.09	4.12
Class 2	05/07/10	8.24	4.81	3.85
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.84
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
4	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance   (continued)
CTIVP® – American Century Diversified Bond Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – American Century Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Asset-Backed Securities — Non-Agency	5.4
Commercial Mortgage-Backed Securities - Non-Agency	1.5
Corporate Bonds & Notes	39.4
Exchange-Traded Equity Funds	0.5
Exchange-Traded Fixed Income Funds	1.8
Foreign Government Obligations	2.0
Inflation-Indexed Bonds	4.4
Money Market Funds	1.9
Municipal Bonds	1.5
Residential Mortgage-Backed Securities - Agency	23.7
Residential Mortgage-Backed Securities - Non-Agency	10.4
U.S. Treasury Obligations	7.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2020)
AAA rating	38.6
AA rating	4.6
A rating	10.8
BBB rating	24.8
BB rating	11.4
B rating	6.8
CCC rating	0.8
Not rated	2.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio Funds | Annual Report 2020	5

Fund at a Glance   (continued)
CTIVP® – American Century Diversified Bond Fund
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	856.9	(873.3)	(16.4)
Foreign Currency Derivative Contracts	322.8	(206.4)	116.4
Total Notional Market Value of Derivative Contracts	1,179.7	(1,079.7)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
6	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance
CTIVP® – American Century Diversified Bond Fund
At December 31, 2020, approximately 99.28% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 8.24%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% over the same period.
Market overview
Beginning in late February 2020, unprecedented social and economic turmoil emerged as a result of the COVID-19 pandemic, reversing the upbeat tone that had ushered in the new year. The COVID-19 outbreak rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns and triggering a record economic decline. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in a global flight to quality. The U.S. Federal Reserve (Fed) stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset purchase programs in an effort to stabilize the financial system. The federal government also took swift action, providing more than $2 trillion in financial aid to companies, municipalities and individuals.
Given this significant monetary and fiscal support, stocks and credit-sensitive assets staged a remarkable rebound in the second quarter of 2020. By late spring, COVID-19 cases were declining and state economies started re-opening, which further aided economic outlooks and investor sentiment. But periodic COVID-19 surges and related lockdowns and restrictions, along with U.S. election uncertainty, continued to pose challenges as the year progressed. By year-end, though, the U.S. Food and Drug Administration announced emergency approval for two COVID-19 vaccines, triggering hopes for a return to normal in 2021.
Against this backdrop, U.S. Treasury yields generally declined during the annual period as a whole. The 10-year U.S. Treasury had ended 2019 with a yield of 1.92%. By March 2020, amid the pandemic-fueled flight to quality, the 10-year U.S. Treasury yield fell to a record low of 0.54%. As the economy improved and states began re-opening, U.S. Treasury yields reversed course and gradually rose. The 10-year U.S. Treasury yield ended 2020 at 0.92%. Meanwhile, the two-year U.S. Treasury yield declined from 1.57% at the end of 2019 to 0.12% at the end of 2020, largely due to the Fed’s near 0% interest rate policy. Overall, the falling yield and low inflation environment helped generate solid one-year total returns for U.S. Treasuries, which outperformed the benchmark for the annual period overall. Overall, the U.S. Treasury yield curve between two-year maturities and 10-year maturities shifted lower and was steeper at the end of the annual period compared to one year prior.
Other U.S. bond market sectors, particularly investment-grade corporate bonds, also delivered robust returns for the calendar year. Corporate and securitized bond returns had plunged during the March risk asset sell-off, but they quickly recovered amid the Fed’s bond buying efforts. Improving economic data, including a strong housing market, and year-end optimism regarding COVID-19 vaccines also helped fuel gains among corporate and securitized securities. Overall, investment-grade corporate bonds outperformed U.S. Treasuries and the benchmark for the annual period.
The Fund’s largest contributors during the period
•	Our security selection and sector allocation decisions overall were key positive contributors to the Fund’s relative results during the annual period.
•	In particular, security selection within the investment-grade corporate bond sector boosted Fund performance.
•	Additionally, exposure to the high-yield corporate bond sector and to inflation-linked securities, which are not components of the benchmark, added value.
•	High-yield corporate bonds performed well as risk-on investing returned to favor in the second half of the calendar year.
Variable Portfolio Funds | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
CTIVP® – American Century Diversified Bond Fund
•	Inflation-linked securities aided results amid a surge in longer term inflation expectations following the March 2020 sell-off. In addition, the Fed announced a shift in its inflation framework, which supported inflation-indexed securities. Rather than pursuing a 2% target rate of inflation, the Fed has adopted an average inflation framework. The strategy allows inflation to climb higher than 2% for a period of time to make up for periods when inflation remains below 2%.
•	Duration positioning overall also had a positive effect on the Fund’s performance during the annual period. For most of the annual period, the Fund’s duration was modestly longer than that of the benchmark, which helped results as interest rates fell. Late in the year, we moved to a more neutral duration positioning in the Fund, anticipating a stabilization in rates. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
The Fund’s largest detractors during the period
•	Detracting most from the Fund’s relative results was security selection within the securitized sector, attributable primarily to the first quarter of the year.
•	Credit-sensitive securities, including non-agency collateralized mortgage obligations (CMOs), non-agency commercial mortgage-backed securities (CMBS) and collateralized loan obligations (CLOs), sold off along with other riskier assets in March 2020 when the initial effects of the COVID-19 pandemic hit the markets.
•	Most of these securities recovered as the year progressed, and non-agency CMOs delivered positive attribution for the annual period overall. However, the effects of the first quarter’s dislocation led to negative security selection results for the securitized sector as a whole, particularly among CLOs and non-agency CMBS.
•	Work-at-home trends and shutdowns in the retail and restaurant industries especially pressured the commercial real estate market.
•	Having an underweight to nominal, or non-inflation-linked, U.S. Treasuries also dampened the Fund’s relative results, as these securities outperformed the benchmark for the annual period.
•	Yield curve positioning had a modestly negative effect on relative results, given the Fund’s flattening bias during an annual period when the yield curve steepened.
The Fund experienced increased portfolio turnover during the year (226% in 2020 versus 94% in 2019). Heightened market volatility due to changing economic conditions and the prospects for risk markets led to increased allocation changes and trading activity.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance
CTIVP® – CenterSquare Real Estate Fund
Investment objective
CTIVP® – CenterSquare Real Estate Fund (the Fund) seeks to provide shareholders with current income and capital appreciation.
Portfolio management
CenterSquare Investment Management LLC
Dean Frankel, CFA
Eric Rothman, CFA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-4.87	4.80	5.72
Class 2	05/07/10	-5.18	4.52	5.45
FTSE Nareit Equity REITs Index		-8.00	4.77	8.31
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to June 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The FTSE Nareit Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio Funds | Annual Report 2020	9

Fund at a Glance   (continued)
CTIVP® – CenterSquare Real Estate Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – CenterSquare Real Estate Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	99.7
Money Market Funds	0.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Real Estate	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2020)
Real Estate
Diversified REITs	6.2
Health Care REITs	11.1
Hotel & Resort REITs	3.5
Industrial REITs	14.2
Office REITs	7.4
Residential REITs	22.5
Retail REITs	11.3
Specialized REITs	23.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

10	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance
CTIVP® – CenterSquare Real Estate Fund
At December 31, 2020, approximately 89.32% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned -5.18%. While the Fund’s negative absolute returns were disappointing, the Fund outperformed its benchmark, the FTSE Nareit Equity REITs Index, which returned -8.00% over the same period.
Market overview
During the annual period ended December 31, 2020, the U.S. real estate investment trust (REIT) market, as measured by the benchmark, posted negative absolute returns, significantly underperforming the double-digit positive absolute returns of the broader U.S. equity market. The U.S. REIT market was heavily affected by the COVID-19 pandemic. During the first wave of the pandemic in the first quarter of 2020, the benchmark lost nearly a third of its value. Sub-sectors that were especially sensitive to the economic shutdown fell dramatically. Regional malls, hotels and shopping centers as a whole lost half their value or more amid expectations that revenue would dry up as non-essential consumption virtually disappeared. Benchmark returns bounced back in the three subsequent quarters of the annual period as the U.S. economy partially re-opened, but continued to lag broad equity markets. The fourth calendar quarter saw the benchmark gain more than 11%, which was, at best, in line with broad U.S. equity returns. The announcements of three effective COVID-19 vaccines in November gave investors optimism that economic conditions could potentially normalize in 2021. The hotel and retail sub-sectors that had lost so much value in the first quarter of 2020 had the strongest returns in the fourth quarter of the year, with hotels up more than 50% and each retail sub-sector gaining more than 30%. It was not enough to make up for earlier losses, however.
The Fund’s largest contributors during the period
•	The Fund outperformed the benchmark during the annual period due to both sub-sector allocation and stock selection decisions overall.
•	Specifically, the Fund benefited most during the annual period from effective stock selection and allocation positioning in hotels, shopping centers and regional malls. While each of these three sub-sectors was among the weakest in the benchmark for the annual period, we added alpha, or value, by shifting from neutral to underweight allocations in the worst of the economic crisis to overweight allocations in later quarters.
•	From an individual security perspective, the strongest contributors to the Fund’s relative results during the annual period were Host Hotels & Resorts, Welltower and Vornado Realty Trust.
•	The Fund was initially overweight Host Hotels & Resorts because of what we viewed as its superior balance sheet relative to the rest of its peers. After performing rather well in comparison to other hotel REITs in the first quarter, we reduced the position to one neutral to that in the benchmark.
•	We had initiated a position in senior housing and health care REIT Welltower during the second quarter of 2020 after its stock had become overly discounted due to headwinds from the COVID-19 pandemic. As the stock recovered, the Fund benefited from buying near its lowest prices for the annual period. While Welltower generated negative absolute returns overall in 2020, the timing of our purchase meant the Fund enjoyed a sizable gain from the position.
•	Vornado Realty Trust had one of the higher weights in the office infill sub-sector of the benchmark. The Fund held no position in its stock in the first quarter of 2020 when it performed poorly and then maintained an underweight position in Vornado Realty Trust throughout the annual period. This positioning proved prudent, leading it to be one of the Fund’s biggest positive contributors.
The Fund’s largest detractors during the period
•	Allocation positioning in the office infill, industrial and net lease sub-sectors detracted from Fund performance.
Variable Portfolio Funds | Annual Report 2020	11

Manager Discussion of Fund Performance  (continued)
CTIVP® – CenterSquare Real Estate Fund
•	Stock selection within the office infill sub-sector proved challenging, as highlighted by a significantly underweight position in Alexandria Real Estate Equities, the best performing name in the sub-sector.
•	The stocks that detracted most from the Fund’s relative performance during the annual period were underweight positions in Alexandria Real Estate Equities and W.P. Carey, and an overweight position in Diversified Healthcare Trust..
•	Alexandria Real Estate Equities, mentioned earlier, was the rare office infill name that generated a positive return in 2020. The Fund had a small underweight position, but for most of the annual period did not hold it at all due to concerns about its high valuation.
•	The Fund was also largely underweight W.P. Carey. The Fund held no position in this net lease name during the first quarter of 2020 when its returns held up better than other stocks in its sub-sector and better than REITs in general. We established a position in W.P. Carey in the middle of the year, but then exited several months later due to our concerns about our ability to acquire shares at scale.
•	Diversified Healthcare Trust was one of the poorest performing health care names in the benchmark during the annual period. The Fund began 2020 with a small but slightly overweight position and then trimmed to a neutral position relative to the benchmark after its weak performance in the first quarter.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
12	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance
CTIVP® – Los Angeles Capital Large Cap Growth Fund
Investment objective
CTIVP® – Los Angeles Capital Large Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Los Angeles Capital Management LLC
Thomas Stevens, CFA
Hal Reynolds, CFA
Daniel Allen, CFA
Daniel Arche, CFA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	37.24	18.18	15.40
Class 2	05/07/10	36.87	17.89	15.11
Russell 1000 Growth Index		38.49	21.00	17.21
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio Funds | Annual Report 2020	13

Fund at a Glance   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Los Angeles Capital Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	11.5
Consumer Discretionary	18.2
Consumer Staples	5.7
Financials	1.3
Health Care	10.5
Industrials	1.5
Information Technology	50.6
Materials	0.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

14	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance
CTIVP® – Los Angeles Capital Large Cap Growth Fund
At December 31, 2020, approximately 98.63% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 36.87%. The Fund posted robust double-digit absolute gains but underperformed its benchmark, the Russell 1000 Growth Index, which returned 38.49% over the same period.
Market overview
The year 2020 will be remembered not only for the COVID-19 pandemic’s assault on the world but also for the world’s response in fighting it. As COVID-19 spread and the global economy contracted at unprecedented rates, the private and public sectors responded with urgency to tackle one of the greatest challenges of the past century. Approximately $8 trillion in monetary stimulus, direct aid to individuals and corporations, and entrepreneurship and innovation in the technology and biotechnology industries limited the short-term economic damage, enabling investors to embrace risk and look beyond the crisis. On March 23, 2020, with the global equity markets declining by about one-third from year-end 2019 levels, few could have imagined the equity markets would rebound to generate double-digit gains for the annual period ended December 31, 2020.
As the economy transitioned from the physical to the digital world, growth stocks outperformed value stocks by historic proportions, exceeding the outperformance they had achieved at the peak of the dot.com era 20 years earlier. The annual period ended December 31, 2020 marked the eighth time out of the past 10 years that growth surpassed value. While the pandemic created winners and losers not seen in a quarter century, favoring either mega-cap stocks with the strongest fundamentals or small-cap securities with weak fundamentals proved quite profitable. At the end of the annual period, with COVID-19 spreading at record levels and the arduous task of administering the COVID-19 vaccine still ahead, investors once again were asking if a preference for valuation was sustainable.
The Fund’s largest contributors during the period
•	From a broad perspective, the Fund benefited during the annual period from its tilt toward businesses favored by analysts and operating in niche pockets of the economy that were thriving as the health crisis took hold.
•	The Fund also benefited from its exposure to firms with larger sources of foreign revenue, as the prospects of global trade improved. However, during the annual period, the U.S. equity market exhibited very thin leadership among mega-sized firms.
•	An overweight to technology, one of the best performing segments of the benchmark during the annual period, and having underweights to real estate and capital goods, which each lagged the benchmark during the annual period, contributed most positively to the Fund’s relative results.
•	Effective stock selection within the technology industry also added notably to performance.
•	Among the Fund’s individual holdings, overweight positions in three-dimensional graphics processors and related software developer NVIDIA, people-centric cloud services for real-time collaboration experience provider Zoom Video Communications and semiconductor test products manufacturer Teradyne were top contributors to the Fund’s relative results during the annual period. We favored these companies because they exhibited strong fundamentals and positive analyst sentiment.
The Fund’s largest detractors during the period
•	While the Fund benefited from its stock selection among the largest companies in the benchmark during the annual period, an average underweight to a concentrated group of mega-cap firms held relative performance back.
Variable Portfolio Funds | Annual Report 2020	15

Manager Discussion of Fund Performance  (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund
•	From a market segment perspective, consumer cyclicals, retail and communication services detracted most from the Fund’s relative results.
•	Beginning the year with a moderate underweight to retail, which outperformed the benchmark during the annual period, and having an underweight to consumer cyclicals, which outperformed the benchmark during the annual period, dampened the Fund’s relative results.
•	Stock selection was the primary driver of underperformance in communication services.
•	The biggest individual detractors from the Fund’s results during the annual period were modestly underweight positions in e-commerce behemoth Amazon.com, entertainment streaming leader Netflix and electric vehicle manufacturer Tesla. Each of these mega-cap companies recorded exceptional returns in 2020. However, the Fund held average underweights to Amazon.com and Tesla during the annual period for diversification purposes. An average underweight was held in Netflix due largely to our view on its low asset-adjusted sales growth and cash flow and on its speculative price activity, none of which could be explained by news or fundamental characteristics.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
16	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance
CTIVP® – MFS® Value Fund
Investment objective
CTIVP® – MFS® Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Massachusetts Financial Services Company
Katherine Cannan
Nevin Chitkara
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	3.57	10.17	10.87
Class 2	05/07/10	3.33	9.90	10.60
Russell 1000 Value Index		2.80	9.74	10.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio Funds | Annual Report 2020	17

Fund at a Glance   (continued)
CTIVP® – MFS® Value Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – MFS® Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	3.8
Consumer Discretionary	1.7
Consumer Staples	7.3
Energy	2.0
Financials	26.3
Health Care	19.6
Industrials	17.7
Information Technology	10.7
Materials	3.9
Real Estate	0.3
Utilities	6.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

18	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance
CTIVP® – MFS® Value Fund
At December 31, 2020, approximately 96.01% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 3.33%. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 2.80% over the same period.
Market overview
Global equity markets experienced an extraordinarily sharp sell-off early in the annual period, and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social distancing measures implemented to slow the spread of COVID-19. At the end of the annual period, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the post-war era. However, the recovery remained subject to more than the usual number of uncertainties due to questions about the evolution of COVID-19, what its continued impact would be and how quickly vaccines to guard against it could be manufactured and distributed at scale as well as the public’s willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a market rebound. Late in the annual period, the U.S. Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement counter-cyclical policies—a departure from the historically usual market-dictated response to “risk-off” crises.
Compounding market uncertainty early in the COVID-19 pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the U.S. also decreasing production. This, along with the gradual re-opening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the COVID-19 pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the annual period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the pandemic crisis, only to end up with excess cash on their balance sheets at the end of the annual period.
The Fund’s largest contributors during the period
•	Relative sector positioning, which is a result of our bottom-up stock selection process, was the primary driver of the Fund’s outperformance of the benchmark during the annual period.
•	Having underweighted allocations to energy and real estate, which each underperformed the benchmark during the annual period, and having an overweighted allocation to information technology, which outpaced the benchmark during the annual period, boosted relative results most. Effective stock selection in information technology and real estate also added value.
•	From an individual security perspective, among the top positive contributors to the Fund’s results were an underweight to Exxon Mobil and overweights to Texas Instruments and Accenture.
Variable Portfolio Funds | Annual Report 2020	19

Manager Discussion of Fund Performance  (continued)
CTIVP® – MFS® Value Fund
•	Integrated energy company Exxon Mobil generated negative absolute returns during the annual period, but the Fund’s underweight position in its stock resulted in it being a top contributor to relative results in a year of heightened energy price volatility. We eliminated the Fund’s position in Exxon Mobil during the annual period.
•	Semiconductor company Texas Instruments enjoyed a share price gain, adding value as the company reported better than expected earnings and guidance on a strong rebound in automotive and broad-based demand in personal electronics.
•	Shares of technology services provider Accenture rose, as the company reported solid results throughout the annual period, driven by broad-based improvement across industries and geographic markets with its consulting and outsourcing business segments beating consensus expectations. In addition, new booking growth was particularly strong for the company due to increased demand for digital, cloud and security services amid the COVID-19-driven conditions.
The Fund’s largest detractors during the period
•	Weak stock selection in the utilities, consumer discretionary and consumer staples sectors detracted.
•	Having a modest overweight to utilities and underweighted exposures to consumer discretionary and consumer staples also dampened the Fund’s relative results.
•	The Fund’s biggest individual detractors included Suncor Energy, FirstEnergy and Dominion Energy, each of which generated a negative absolute return during the annual period.
•	Shares of most energy companies, including integrated energy company Suncor Energy, lagged the benchmark in the face of lower commodity prices and a weaker refining environment. In addition, due to pressures brought on by the COVID-19 pandemic, Suncor Energy was forced to cut its dividend by 50% and saw its balance sheet leverage increase, further weighing on its share price. We eliminated the position in Suncor Energy during the period.
•	Shares of utilities company FirstEnergy declined significantly following the disclosure of a criminal complaint alleging that its former generation subsidiary, Energy Harbor, directed millions of dollars in bribes to Ohio state officials. Although FirstEnergy was not directly named in the complaint, there were concerns about its potential involvement in the scandal. We eliminated the Fund’s positions in FirstEnergy during the annual period.
•	Shares of utilities company Dominion Energy, a new purchase for the Fund during the annual period, fell early in the year after announcing it was refocusing its portfolio and intended to cancel its Atlantic Coast Pipeline project and sell its entire gas pipeline business to Berkshire Hathaway in a dilutive transaction. Later in the year, a strong broad market rotation into higher beta, or higher volatility, stocks, following the approval of a COVID-19 vaccine, resulted in the underperformance of lower beta companies like Dominion Energy.
The Fund experienced increased portfolio turnover during the year (38% versus 12%). Amid high levels of market volatility in the first half of the year, we took advantage of market dislocations to seek to mitigate risks and take advantage of valuation opportunities.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
20	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance
CTIVP® – Morgan Stanley Advantage Fund
Investment objective
CTIVP® – Morgan Stanley Advantage Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Morgan Stanley Investment Management Inc.
Dennis Lynch
Sam Chainani, CFA
Jason Yeung, CFA
Armistead Nash
David Cohen
Alexander Norton
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	75.91	25.81	17.90
Class 2	05/07/10	75.49	25.50	17.60
Russell 1000 Growth Index		38.49	21.00	17.21
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio Funds | Annual Report 2020	21

Fund at a Glance   (continued)
CTIVP® – Morgan Stanley Advantage Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Morgan Stanley Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	93.3
Money Market Funds	6.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	23.2
Consumer Discretionary	13.3
Consumer Staples	2.7
Energy	0.2
Financials	1.9
Health Care	14.4
Industrials	3.6
Information Technology	33.6
Materials	7.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

22	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance
CTIVP® – Morgan Stanley Advantage Fund
At December 31, 2020, approximately 97.54% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 75.49%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 38.49% over the same period.
Market overview
For the annual period overall, U.S. equities reversed a steep sell-off caused by the COVID-19 pandemic shock in the first quarter of 2020. The rally was aided by massive fiscal and monetary stimulus put in place beginning in March that kept liquidity flowing and supported a faster than expected rebound in economic activity. Promising COVID-19 vaccine news throughout the annual period, along with the beginnings of vaccine distribution and inoculation across the U.S. and Europe in December 2020, also helped investors look past resurgences of COVID-19 cases and renewed curbs on social and business activity that will likely slow the economic recovery in the near term. Further, political uncertainty eased after the U.S. elections in November 2020, with markets taking a positive stance on a Biden administration even as control of Congress was not determined until after the January 2021 Senate run-off elections in Georgia.
Amid this backdrop, U.S. large-cap growth stocks, as measured by the Russell 1000 Growth Index, posted robust double-digit gains during the annual period.
The Fund’s largest contributors during the period
•	During the annual period, the Fund outperformed the benchmark attributable primarily to stock selection in the information technology, health care and industrials sectors.
•	From an individual security perspective, the Fund benefited most relative to the benchmark from positions in cloud-based commerce platform Shopify, mobile payment solutions provider Square and internet infrastructure solutions developer Twilio. Each of these companies saw their shares gain during the annual period on effective execution and reports of healthy quarterly results.
The Fund’s largest detractors during the period
•	Underweights in the consumer discretionary and information technology sector, as well as an overweight to the materials sector, detracted from the Fund’s relative performance during the annual period.
•	Detracting most from the Fund’s results relative to the benchmark were positions in entertainment and media company Walt Disney Company, business and financial management software solutions developer Intuit and diversified luxury goods company LVMH Moet Hennessey Louis Vuitton, each of which posted a negative absolute return during the time they were held in the Fund’s portfolio.
•	We eliminated the Fund’s positions in each of these three companies during the first half of 2020, and their detracting impact is attributable in large part to the timing of the position sales.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2020	23

Fund at a Glance
CTIVP® – T. Rowe Price Large Cap Value Fund
Investment objective
CTIVP® – T. Rowe Price Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital and income.
Portfolio management
T. Rowe Price Associates, Inc.
Heather McPherson
Mark Finn, CFA, CPA
John Linehan, CFA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	2.67	9.40	9.10
Class 2	05/07/10	2.47	9.13	8.83
Russell 1000 Value Index		2.80	9.74	10.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to November 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
24	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – T. Rowe Price Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	97.9
Convertible Preferred Stocks	1.3
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	4.2
Consumer Discretionary	3.5
Consumer Staples	7.3
Energy	5.8
Financials	21.8
Health Care	15.2
Industrials	12.2
Information Technology	12.8
Materials	5.2
Real Estate	3.6
Utilities	8.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2020	25

Manager Discussion of Fund Performance
CTIVP® – T. Rowe Price Large Cap Value Fund
At December 31, 2020, approximately 98.07% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 2.47%. The Fund performed in line with its benchmark, the Russell 1000 Value Index, which returned 2.80% over the same period.
Market overview
After a strong start to 2020, U.S. equities suffered their worst declines in March since the financial crisis in late 2008, as the accelerating COVID-19 pandemic led to the shutdown of significant portions of the global economy. News of the rapid spread of COVID-19 led to the closure of schools, restaurants and other public facilities, which created extraordinary market volatility. The decline also brought a decisive end to the record-long bull market that had begun in 2009. However, investors were encouraged by the passage of a $2.2 trillion stimulus package from the U.S. government, including support for small businesses and hard-hit industries, along with direct payments to lower and middle-income families. Also, the U.S. Federal Reserve lowered its targeted federal funds rate to zero and announced significant accommodative monetary policy programs.
U.S. stocks began to rebound in the second quarter of 2020 as declining COVID-19 infection rates, hospitalizations and deaths in particularly hard-hit areas uplifted markets. U.S. governors began the process of re-opening businesses and public facilities, and some major firms resumed manufacturing in late April 2020. The overall tone of economic data also improved. By the fourth quarter of 2020, another wave of the COVID-19 pandemic was sweeping the nation, with record-breaking infection rates, hospitalizations and deaths. Business and public facilities restrictions were re-implemented in an effort to curb the spread of the pandemic, though not to the extent seen earlier in the year. However, there was positive news around COVID-19 vaccines in November, and several vaccinations were approved for emergency use, which buoyed investor sentiment and positively affected a large segment of the U.S. equity market. Additionally, in December, the U.S. Congress passed a $900 billion stimulus bill, which included support for small businesses and extended unemployment benefits, along with direct payments to individuals.
The majority of the sectors within the Russell Index finished higher for the annual period, with the materials sector in the lead, as companies began rebuilding following the economic collapse earlier in the year. Conversely, the energy sector fared the worst, hit hardest due to slowing oil consumption amid the COVID-19 pandemic and an oil market share battle between Saudi Arabia and Russia.
As measured by various FTSE Russell indices, growth-oriented stocks soundly outperformed value-oriented stocks across all market capitalizations, though in a reversal of a long-standing trend, there was a rotation to value stocks in the fourth quarter of 2020.
The Fund’s largest contributors during the period
•	During the annual period, stock selection, particularly within information technology, real estate and energy, contributed positively to the Fund’s results.
•	Having an overweight to information technology, which was among the best performing sectors in the benchmark during the annual period, and having an underweight to real estate, which lagged the benchmark during the annual period, also helped the Fund’s results.
•	From an individual security perspective, the Fund’s greatest positive contributors to relative results during the annual period were multinational semiconductor and telecommunications equipment company QUALCOMM, leading global investment bank Morgan Stanley and global parcel delivery business United Parcel Service (UPS).
•	As 2020 progressed, many of the headwinds QUALCOMM’s stock had faced in the prior few years, including the potential for a major customer to withhold royalty payments and several antitrust cases, were resolved in QUALCOMM’s favor. This cleared the way for investors to consider the growth potential QUALCOMM was likely to enjoy with the
26	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund
proliferation of 5G devices, including those in industrial use cases. After falling during the first quarter of 2020 due to concerns around the COVID-19 pandemic, its shares rallied through the remainder of the annual period. We trimmed some of the position on strength, but, at the end of the annual period, we believed the company’s risk/reward profile remained favorable.
•	Shares of Morgan Stanley rebounded from the COVID-19-driven equity market sell-off early in the annual period and climbed along with the broader financials sector, driven by investor optimism following positive news around several COVID-19 vaccines and their subsequent distribution. At the end of the annual period, we believed Morgan Stanley’s higher liquidity and shift toward higher margin wealth and asset management businesses compared to its peers should be beneficial going forward, but we trimmed the position on strength.
•	Shares of UPS rose midway through the annual period following the COVID-19-related equity market sell-off, as stronger than expected consumer demand powered the company to a significant quarterly earnings beat. Its stock lagged in the fourth quarter of 2020, as domestic margins fell short of high expectations. But we believed, at the end of the annual period, that UPS was likely to continue making progress on business-to-consumer profitability and that there would likely be ongoing robust demand for parcel deliveries. Based on relative valuation, we trimmed the Fund’s position in UPS after its stock rallied.
The Fund’s largest detractors during the period
•	During the annual period, sector allocation detracted from the Fund’s results.
•	Weaker stock selection in the consumer staples, consumer discretionary and health care sectors detracted.
•	Having an underweight allocation to consumer discretionary, which outperformed the sector in the benchmark during the annual period, also hurt.
•	The holdings that detracted most from the Fund’s relative results during the annual period were multinational financial services company Wells Fargo & Co., food processing powerhouse Tyson Foods and aerospace and defense company Boeing.
•	Shares of Wells Fargo & Co. registered negative absolute returns during the annual period and was the primary detractor from the Fund’s relative results amid challenging market conditions for financial institutions. Still, at the end of the annual period, we believed Wells Fargo & Co. had good long-term fundamentals and an attractive valuation.
•	Tyson Foods lagged the benchmark during the first half of 2020, as the company grappled with uncertainty stemming from the COVID-19 pandemic and a shift from commercial to residential consumption. Additionally, its shares were pressured by reports of COVID-19 outbreaks at numerous food processing plants. In the fourth quarter of 2020, the company came under fire after reports surfaced of its management’s actions related to the pandemic. At the end of the annual period, however, we remained optimistic that improving chicken fundamentals would drive Tyson Foods’ stock higher over the near term.
•	Shares of Boeing fell during the first half of the annual period as a result of suppressed air travel due to the COVID-19 pandemic and on weak second quarter results that reflected large losses in its commercial aircraft unit. Toward the end of the annual period, its shares gained some footing but still trailed the broader industrials sector, as a result of investor optimism for a resumption of travel on positive news around COVID-19 vaccines. While we continued to find Boeing’s shares attractive, we remained cognizant of the uncertain near-term recovery path of global air travel post-pandemic and thus trimmed the Fund’s position in Boeing.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2020	27

Fund at a Glance
CTIVP® – TCW Core Plus Bond Fund
Investment objective
CTIVP® – TCW Core Plus Bond Fund (the Fund) seeks to provide shareholders with total return through current income and capital appreciation.
Portfolio management
TCW Investment Management Company LLC
Tad Rivelle
Laird Landmann
Stephen Kane, CFA
Bryan Whalen, CFA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	8.88	4.69	3.42
Class 2	05/07/10	8.67	4.43	3.15
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.84
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
28	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance   (continued)
CTIVP® – TCW Core Plus Bond Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – TCW Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Asset-Backed Securities — Non-Agency	3.7
Commercial Mortgage-Backed Securities - Agency	0.8
Commercial Mortgage-Backed Securities - Non-Agency	0.7
Common Stocks	0.0(a)
Corporate Bonds & Notes	19.8
Foreign Government Obligations	1.7
Money Market Funds	13.2
Municipal Bonds	1.3
Residential Mortgage-Backed Securities - Agency	26.5
Residential Mortgage-Backed Securities - Non-Agency	5.7
Senior Loans	0.6
U.S. Treasury Obligations	26.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2020)
AAA rating	65.9
AA rating	2.7
A rating	5.0
BBB rating	14.7
BB rating	4.6
B rating	2.9
CCC rating	1.3
CC rating	0.4
Not rated	2.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio Funds | Annual Report 2020	29

Manager Discussion of Fund Performance
CTIVP® – TCW Core Plus Bond Fund
At December 31, 2020, approximately 99.26% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 8.67%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% during the same period.
Market overview
A retrospective on 2020 is one that invites difficulty in squaring the buoyant returns experienced across many asset classes with underlying economic performance, except for the massive amount of stimulus unleashed in March to stem volatility and shore up liquidity. Even with the optimistic introduction of effective COVID-19 vaccines, the real economy and financial markets separated, with monetary and fiscal support creating a robust liquidity backdrop that propelled risk assets higher notwithstanding clear downside risk. Nowhere was this more apparent than in equities, wherein most major U.S. equity indices posted robust double-digit gains. While the approximately $2 trillion fiscal stimulus package passed at the end of March 2020 was direct aid to American families, the efforts of the U.S. Federal Reserve (Fed) to support the U.S. economy stand out as the key impetus to these returns. After slashing its targeted federal funds rate to zero and re-igniting its quantitative easing programs, the Fed’s balance sheet surged to a record $7.4 trillion as of December 23, 2020 from $4.2 trillion in early March. Even with this considerable sponsorship, the COVID-19 pandemic split the economy and markets into the “haves” and “have-nots.” Sectors aided by stay-at-home orders performed well as did large companies with market access. Conversely, sectors adversely affected by the pandemic, such as travel, entertainment, hospitality, some brick-and-mortar retail, along with workers in middle to low wage occupations and small businesses, saw staggering losses. A similar story can be told in corporate credit markets in terms of bifurcation, captured by the significant dispersion among high-yield issuers, even though the story is lost when looking at robust average market returns. While some credits have been slow to recover from the COVID-19 shock, nearly half of the high-yield market was trading with historically low yields at the end of the annual period. At the other extreme, approximately 7% of the high-yield market was trading at price levels with higher yields.
Broadly, the benchmark gained 0.7% in the fourth quarter of 2020, culminating in a 7.51% return for the year as interest rates fell, first in March with U.S. Treasury issues and then across U.S. fixed-income sectors from April 2020 forward. The risk asset recovery occurred even as COVID-19 persisted, with cases rising globally and lockdowns re-enforced. Investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, performed particularly well in the fourth quarter to realize a nearly 10% return for 2020. Meanwhile, high-yield credit, as measured by the Bloomberg Barclays U.S. Corporate High Yield Index, generated even more impressive gains during the fourth quarter that brought its annual gain to 7.1%. This comeback was especially impressive, in our view, considering that by March 23, 2020, high-yield credit had been down nearly 20% year to date. In a sign that investor exuberance reached even the lower quality market segments, CCC-rated corporate bonds had their best monthly returns on record in November, with select CCC-rated borrowers issuing bonds with an unprecedentedly low coupon of 5% during the fourth quarter. Within the securitized sector, fourth quarter 2020 returns, as measured by the Bloomberg Barclays Securitized Index, were more muted, though still capping a full year of strong results. Commercial mortgage-backed securities were up strongly in 2020, led by agency-backed issues. Asset-backed securities trailed most other securitized sectors in the fourth quarter but still posted a solid positive return. Non-agency residential mortgage-backed securities were bolstered by healthy housing metrics, improvement in delinquency rates and elevated prepayment speeds, though the sharp losses from March limited gains for the calendar year. Finally, agency mortgage-backed securities were the exception, trailing duration-matched U.S. Treasuries for the annual period as a result of heightened prepayment risk and increased supply amid lower rates.
U.S. Treasury yields were significantly lower during the annual period, largely due to the sharp collapse in March 2020, as the Fed aggressively cut interest rates to stem market fallout associated with the global spread of COVID-19. While U.S. Treasury yields were lower across all maturities, the yield curve steepened given that shorter term yields fell more than longer term
30	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
CTIVP® – TCW Core Plus Bond Fund
yields. Despite edging higher late in the year, yields on U.S. Treasuries with a maturity of three years or less moved more than 140 basis points lower for the annual period as a whole, while the 10-year and 30-year U.S. Treasury yields were approximately 100 and 74 basis points lower, respectively. (A basis point is 1/100th of a percentage point.)
The Fund’s largest contributors during the period
•	The Fund’s relative results were boosted most during the annual period by its corporate credit positioning. After adding significantly to the Fund’s corporate credit exposure in the first half of the annual period, shifting from a significant underweight to a sizable overweight relative to the benchmark, we subsequently reduced the position to a relative underweight as yield premiums returned to pre-COVID-19 levels. These opportunistic weighting shifts benefited returns for the annual period, driven by superior issue selection within consumer non-cyclicals, communications and energy.
•	Issue selection and having a modest allocation to high-yield credit was also additive, as the sector recovered from early year losses to post a solid positive return for the annual period.
•	Similarly, while the Fund’s allocation to emerging markets debt was modest, the composition of the exposure resulted in added relative value.
•	Within the securitized sector, positive contributions came from our emphasis on current coupon agency mortgage-backed securities TBAs*, which performed well given the Fed’s involvement in the space.
•	Non-agency mortgage-backed securities holdings also benefited Fund returns, as the sector steadily recovered in the months following its notable decline in March.
The Fund’s largest detractors during the period
•	Given the strong return profile for fixed income during the annual period, there were very few detractors from Fund performance, with only idiosyncratic weakness from select bank loan holdings and oilfield services names, though the Fund’s exposure to these market segments was modest.
•	Duration positioning detracted from the Fund’s performance during the annual period. The duration of the Fund started the annual period with a neutral stance relative to the benchmark. However, early in the year, we reduced the Fund’s duration to a relative shorter stance as U.S. Treasury yields hit historic lows. We maintained a shorter duration stance than that of the benchmark through the rest of the annual period, resulting in a modest drag on performance.
The Fund experienced increased portfolio turnover during the period (373% in 2020 versus 209% in 2019) due to rolling TBA securities. Given the strong liquidity, low cost, and high volume of the TBA market, we believe this is a compelling trade with low marginal risk which we believe is likely to remain compelling as long as the Fed is actively involved in the agency MBS market.
Derivative positions in the Fund
The Fund held futures during the annual period as a method of managing duration and yield curve positioning. These derivative positions had a modestly additive effect on the Fund’s results during the annual period. The Fund also held currency swaps, though we exited the swaps position by the end of the annual period. More specifically, the Fund held a small position in Japanese government-issued securities in the beginning of the year, with the yen exposure fully hedged out using a U.S. dollar-yen cross currency swap given an attractive yield premium. The use of the currency swap was modestly additive during the annual period.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2020	31

Fund at a Glance
CTIVP® – Wells Fargo Short Duration Government Fund
Investment objective
CTIVP® – Wells Fargo Short Duration Government Fund (the Fund) seeks to provide shareholders with current income consistent with capital preservation.
Portfolio management
Wells Capital Management Incorporated
Maulik Bhansali, CFA
Jarad Vasquez
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	3.73	2.01	1.55
Class 2	05/07/10	3.39	1.74	1.29
Bloomberg Barclays U.S. 1-3 Year Government Bond Index		3.14	1.92	1.32
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. 1-3 Year Government Bond Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
32	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Wells Fargo Short Duration Government Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Asset-Backed Securities — Non-Agency	12.4
Commercial Mortgage-Backed Securities - Non-Agency	0.1
Corporate Bonds & Notes	0.4
Foreign Government Obligations	0.4
Money Market Funds	1.0
Residential Mortgage-Backed Securities - Agency	54.2
Residential Mortgage-Backed Securities - Non-Agency	5.2
U.S. Treasury Obligations	26.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2020)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody’s, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio Funds | Annual Report 2020	33

Manager Discussion of Fund Performance
CTIVP® – Wells Fargo Short Duration Government Fund
At December 31, 2020, approximately 95.96% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 3.39%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index, which rose 3.14% over the same period.
Market overview
The U.S. and global economies faced an unprecedented year in 2020, as the COVID-19 pandemic impacted economies worldwide. After historical declines in Gross Domestic Product in the first part of the year, signs of economic resiliency subsequently emerged. Amid this backdrop, the short-term fixed income market rallied. U.S. Treasury yields moved sharply lower during the annual period, and the yield curve, or spectrum of maturities, steepened dramatically, meaning yields on shorter term maturities dropped more than those on longer term maturities, before modifying somewhat toward year end as yields rose modestly in the fourth quarter. During the annual period, two-year U.S. Treasury yields dropped 145 basis points to end the year at 0.12%, down from 1.57% at the end of 2019. (A basis point is 1/100th of a percentage point. There is an inverse relationship between bond yields and prices such that prices rise when yields decline and vice versa. A steepening yield curve is one in which longer term yields are higher than shorter term yields.) The two-year to five-year segment of the yield curve steepened from +12 basis points to +24 basis points during the calendar year, as most non-U.S. Treasury sectors delivered higher returns than U.S. Treasuries did during the annual period. Investment-grade corporate debt issuance finished the calendar year at a historically normal pace, but volumes for full-year 2020 smashed the previous record for total annual issuance.
The Fund’s largest contributors during the period
•	During the annual period, agency mortgage-backed securities were the largest positive contributors to the Fund’s performance, as these securities were able to rebound sharply from the significant market disruptions caused by COVID-19 in the first quarter of 2020. We increased the Fund’s exposure to agency mortgage-backed securities into the dramatic spread widening during the first quarter. Spreads subsequently made a swift recovery in the second quarter and continued to tighten for the remainder of the calendar year. (Spread widening or tightening reflects the differential in yields between U.S. Treasuries and duration-equivalent yields in another sector.)
•	Security selection across mortgage-backed securities was also a positive contributor. Within the Fund’s allocation, 30-year mortgage-backed securities led in performance, followed by 15-year mortgage-backed securities, adjustable-rate mortgages and fixed-rate collateralized mortgage obligations.
•	Security selection in non-government securities sectors also contributed positively to the Fund’s performance during the annual period, with positions in AAA-rated residential mortgage-backed securities, private student loan asset-backed securities, Federal Family Education Loan Program (FFELP) student loan asset-backed securities, prime auto asset-backed securities and high quality corporate bonds all adding value overall.
•	Having a sector overweight to the asset-backed securities sector also boosted the Fund’s relative results, as spreads tightened.
The Fund’s largest detractors during the period
•	The only significant detractor from the Fund’s results during the annual period was positioning in rental car asset-backed securities.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
34	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
CTIVP® – Wells Fargo Short Duration Government Fund
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2020	35

Fund at a Glance
CTIVP® – Westfield Mid Cap Growth Fund
Investment objective
CTIVP® – Westfield Mid Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Westfield Capital Management Company, L.P.
William Muggia
Richard Lee, CFA
Ethan Meyers, CFA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	27.50	17.42	13.70
Class 2	05/07/10	27.18	17.13	13.42
Russell Midcap Growth Index		35.59	18.66	15.04
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
36	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance   (continued)
CTIVP® – Westfield Mid Cap Growth Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Westfield Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	1.6
Consumer Discretionary	13.0
Financials	6.4
Health Care	21.7
Industrials	14.5
Information Technology	36.9
Materials	2.8
Real Estate	3.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2020	37

Manager Discussion of Fund Performance
CTIVP® – Westfield Mid Cap Growth Fund
At December 31, 2020, approximately 95.25% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 27.18%. The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 35.59% over the same period.
Market overview
The year began with stocks making all-time highs, driven by an economy operating at full employment, absent inflationary pressures, an accommodative Federal Reserve, and waning concerns over trade negotiations. Markets turned sharply lower, however, in February when it became apparent that COVID-19 had arrived in the U.S. and containment was no longer possible. The rise of the virus impaired the economic backdrop for global growth and precipitated one of the sharpest and fastest declines ever for the economy and the stock market. But with support from fiscal and monetary stimulus measures, a healing economy, and rising expectations for a vaccine breakthrough, a more optimistic outlook for the recovery took hold heading into the end of the year. Around the same time, clarity provided by the election of Joe Biden as president, along with viable vaccine candidates, shifted focus towards economic recovery and those pockets of the market which had been most affected, but still had not fully recovered to pre-COVID-19 levels.
The Fund’s most notable detractors during the period:
•	Consumer discretionary was the primary detractor from results during the period. We began the year with an underweight positioning, given our view that lack of pricing power, over capacity, and challenges competing with e-commerce juggernauts created a challenging environment for many industry players. The COVID-19 pandemic presented further obstacles as consumer spending patterns shifted towards home-related categories and away from travel and entertainment.
•	Energy was another source of relative weakness. An unprecedented combination of supply and demand issues led to a dramatic decline in energy commodities and stocks within the sector in the first quarter of 2020. Contributing to these issues was the ongoing conflict between Russia and Saudi Arabia, which introduced additional long-term concerns to industry supply discipline. Given the macro uncertainty facing the sector, we sold our investments in the group in March.
•	Communication services was also a source of relative weakness, driven primarily by our underweight positioning. Not owning several high P/E growth stocks within the sector that did not meet our valuation discipline led to a performance headwind.
•	Liberty Media, a leading franchise in music streaming, was hit hard with the arrival of COVID-19 as investors expected significant production cuts for the foreseeable future. We sold our position in March.
•	Marathon Petroleum Corporation and Pioneer Natural Resources Company were both negative contributors during the year. An unprecedented combination of supply and demand issues led to a dramatic decline in energy commodities and stocks in the energy sector.
•	Casino operator, Eldorado Resorts Inc., was another source of relative weakness, as investors weighed the impact of the COVID-19 pandemic given the company operates in a highly discretionary category with high exposure to travel. Additionally, the company’s increased financial liabilities following its acquisition of Caesars raised the company’s risk profile in the event of an economic downturn. We have since sold the position.
The Fund’s most notable contributors during the period:
•	The health care sector was the strongest relative and absolute performer for the Fund during the period, with performance driven by strong stock selection. The Fund was modestly overweight to the sector over the course of the year, which also contributed to relative results.
38	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
CTIVP® – Westfield Mid Cap Growth Fund
•	DexCom, Inc., a leader in continuous glucose monitoring, was the top relative performer in the sector. We believe the company has distanced itself from competitors with advancements in technology allowing its sensor to work with newer insulin pumps.
•	Consumer staples was another source of relative strength due to the Fund’s lack of exposure to this market-trailing segment. We maintained a structural underweight to the sector in the Fund, believing that stocks in the sector largely fail to meet our disciplined growth and valuation criteria.
•	The materials sector also added to relative returns during the year, as the Fund benefitted from an underweight positioning as well as avoiding underperforming investments within construction materials.
•	Twilio, Inc., a developer of cloud-based communications software and services, was the top relative performer during the year. The company has seen an acceleration in the adoption of certain products and experienced a broadening of its market.
•	Customer service software provider, Zendesk, also contributed to relative returns. Shares advanced after the company reported a strong bounce-back third quarter with accelerated billings growth and optimistic guidance.
•	ServiceNow, Inc., which delivers software applications to standardize and automate IT business processes, also contributed to relative returns. The stock performed well during the first quarter of the year after reporting strong earnings results. We sold our position on strength in July as the market cap rose above the threshold for the strategy.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2020	39

Fund at a Glance
Variable Portfolio – Partners Core Bond Fund
Investment objective
Variable Portfolio – Partners Core Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.
Portfolio management
J.P. Morgan Investment Management Inc.
Richard Figuly
Justin Rucker
Wells Capital Management Incorporated
Maulik Bhansali, CFA
Jarad Vasquez
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	8.27	4.51	3.80
Class 2	05/07/10	7.97	4.26	3.54
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.84
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
40	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance   (continued)
Variable Portfolio – Partners Core Bond Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Asset-Backed Securities — Agency	0.0(a)
Asset-Backed Securities — Non-Agency	7.8
Commercial Mortgage-Backed Securities - Agency	5.8
Commercial Mortgage-Backed Securities - Non-Agency	2.8
Corporate Bonds & Notes	30.5
Foreign Government Obligations	1.2
Inflation-Indexed Bonds	0.1
Money Market Funds	2.5
Municipal Bonds	0.3
Residential Mortgage-Backed Securities - Agency	20.9
Residential Mortgage-Backed Securities - Non-Agency	2.7
U.S. Government & Agency Obligations	0.6
U.S. Treasury Obligations	24.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2020)
AAA rating	61.9
AA rating	2.5
A rating	10.7
BBB rating	22.2
BB rating	0.3
B rating	0.2
CCC rating	0.0(a)
C rating	0.0(a)
Not rated	2.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio Funds | Annual Report 2020	41

Manager Discussion of Fund Performance
Variable Portfolio – Partners Core Bond Fund
As of December 31, 2020, the Fund was managed by two independent money management firms. J.P. Morgan Investment Management Inc. (J.P. Morgan) managed approximately 49.9% and Wells Capital Management Incorporated (WellsCap) managed approximately 50.1% of the Fund’s assets.
At December 31, 2020, approximately 99.65% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 7.97%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% over the same period.
Market overview
The U.S. and global economies faced an unprecedented year in 2020, as the COVID-19 pandemic impacted economies worldwide. After historical declines in Gross Domestic Product in the first part of the year, signs of economic resiliency subsequently emerged. Amid this backdrop, the U.S. fixed-income market rallied. U.S. Treasury yields moved sharply lower during the annual period, and the yield curve, steepened dramatically, meaning yields on shorter term maturities dropped more than those on longer term maturities, before modifying somewhat toward year end as yields rose modestly in the fourth quarter. During the annual period, two-year U.S. Treasury yields dropped 145 basis points to end the year at 0.12%, down from 1.57% at the end of 2019. (A basis point is 1/100th of a percentage point. There is an inverse relationship between bond yields and prices such that prices rise when yields decline and vice versa. A steepening yield curve is one in which longer term yields are higher than shorter term yields.) The yield on the 10-year U.S. Treasury ended the year at 0.92%, down substantially from 1.92% at the end of 2019, and the yield on the 30-year U.S. Treasury finished 2020 at 1.65%, down from 2.39% at the end of the prior year. The two-year to five-year segment of the yield curve steepened from +12 basis points to +24 basis points during the calendar year, and the two-year to 10-year segment of the yield curve steepened to +80 basis points by the end of 2020.
During the annual period, all non-U.S. Treasury sectors, other than mortgage-backed securities and agency securities, delivered higher returns than U.S. Treasuries did during the annual period, with credit leading by a wide margin. The decline in longer term yields had yet to challenge performance of interest-rate-sensitive sectors amid an overall accommodative environment. Investment-grade corporate debt issuance finished the calendar year at a historically normal pace, but volumes for full-year 2020 smashed the previous record for total annual issuance.
J.P. Morgan
During the annual period, our portion of the Fund outperformed the benchmark.
The largest contributors in our portion of the Fund during the period
•	A combination of sector allocation, security selection and duration positioning decisions drove the relative outperformance in our portion of the Fund’s portfolio.
•	Our portion of the Fund held a slightly longer duration position than that of the benchmark for most of the year, which contributed positively, as interest rates fell across the yield curve. We managed duration as we sought to control interest rate risk in our portion of the Fund and we used it sparingly as an active management tool. Duration may be adjusted periodically, in small increments, seeking to enhance returns when the market is undervalued and to protect portfolio value when the market is overvalued. Duration decisions were based on our interest rate forecasts, which incorporated many factors, such as the outlook for inflation, monetary aggregates, anticipated Fed policy and the overall economic environment. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
•	Our portion of the Fund’s yield curve positioning also contributed positively. In conjunction with the economic analysis we perform with respect to duration decisions, we sought to identify broad interest rate trends and supply and demand relationships that may influence the shape of the yield curve or spectrum of maturities. As part of the investment
42	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Bond Fund
process, we evaluated the risk/reward posture of various maturities along the yield curve in an effort to identify undervalued portions of the curve. Our yield curve strategy sought to find optimal exposures along the curve. Expected returns are established via scenario analysis, which incorporated yield curve shifts, the roll-down effect and time horizon. Our portion of the Fund held an overweight to the intermediate, or five- to 10-year, segment of the yield curve and was underweight the 20-year and 30-year segments of the yield curve.
•	Our portion of the Fund’s overweight to investment-grade corporate bonds and security selection within the sector contributed positively.
•	The best performing industry within the sector was financials, followed by utilities and industrials. Our portion of the Fund’s overweight to the strongly performing asset-backed securities sector also added value.
•	Further boosting our portion of the Fund’s performance was effective security selection among mortgage-backed securities. Our bias for specified pools, agency collateralized mortgage obligations and agency multi-family commercial mortgage-backed securities helped most.
The largest detractor in our portion of the Fund during the period
•	Our portion of the Fund’s allocation to non-agency commercial mortgage-backed securities was a drag on performance, as these securities underperformed other credit spread sectors during the annual period.
WellsCap
During the annual period, our portion of the Fund outperformed the benchmark.
The largest contributors in our portion of the Fund during the period
•	In credit, security selection was the primary positive contributor to performance, with sector positioning also contributing modestly. Our portion of the Fund was overweight credit through most of the annual period, driven by what we saw as a rich bottom-up relative value opportunity set. Our portion of the Fund began the annual period modestly underweight credit, and then moved to an overweight exposure from March through June when spreads, or yield differentials to U.S. Treasuries, were elevated. We then allowed the overweight in credit to trend broadly lower later in the calendar year as spreads tightened, enabling our sector positioning to make a positive contribution despite spreads ending nearly unchanged year over year. The annual period saw significant spread volatility and record-breaking new issue activity, and against this backdrop, our team was able to stay active with strong trading volumes that allowed us to capture relative value opportunities throughout the annual period, including, notably, when spreads and volatility were stressed.
•	Within the credit sector, security selection was positive across a substantial majority of sub-sectors, led by issuer positioning in the communications, U.S. banks and consumer sub-sectors.
•	In communications, active trading in the bonds of The Walt Disney Company, Verizon Communications and T-Mobile led contributions.
•	In U.S. banks, active trading in the bonds of Citicorp, Morgan Stanley and JPMorgan Chase led contributions.
•	In consumer, contributors were broad based, with active trading in the bonds of Pepsi, British American Tobacco, McDonald’s and Lowe’s leading contributions.
•	In other sub-sectors, active trading in the debt issues of Intel, Occidental Petroleum, Northrop Grumman, General Motors and AbbVie made notable contributions.
•	In agency mortgage-backed securities, sector positioning, active relative value trading, coupon positioning and security selection all contributed positively to our portion of the Fund’s relative results.
•	The largest contribution during the annual period came from being active in lower-coupon TBA positions, as interest rates, the Fed and fundamentals all moved sharply.
Variable Portfolio Funds | Annual Report 2020	43

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Bond Fund
•	Positioning in and actively trading specified pools in higher coupon mortgages, collateralized mortgage obligations, 15-year mortgage-backed securities and 20-year mortgage-backed securities also all contributed positively to performance.
•	Capturing some of the larger agency mortgage basis point moves also added value as did our active rotation of positioning in lower coupon mortgages.
•	In asset-backed securities (ABS), a sector overweight contributed positively to our portion of the Fund’s performance.
•	An overweight to non-QM residential mortgage-backed securities also boosted relative results. (Non-QM, or non-qualified mortgage loans, are loans that do not conform to government and/or conventional mortgage guidelines.)
The largest detractors in our portion of the Fund during the period
•	Issuer positioning in the pipelines sub-sector detracted from performance.
•	In pipelines, positioning in the bonds of Western Midstream, MPLX and Plains All American led the list of detractors.
•	Elsewhere, positioning in the credit issues of Ovintov, Boeing and Devon Energy detracted.
•	On the other hand, positioning in 30-year 3.5% and 4.0% coupons was a net detractor during the annual period. Our portion of the Fund’s overweight to specified pools in the 4.0% coupon during the March 2020 drawdown also dampened relative results. Toward the end of the annual period, 4.0% specified pools did not keep up with the large Fed-assisted tightening seen in production coupons.
•	An underweight to Ginnie Mae collateral in the 3.5% coupon set also hurt our portion of the Fund’s relative results given the coupon’s strong performance despite what we saw as poor fundamentals.
•	Security selection in ABS detracted for the annual period, with positions in rental car ABS, private credit and Federal Family Education Loan Program (FFELP) student loans underperforming the broader ABS sector on a risk-adjusted basis.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
44	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance
Variable Portfolio – Partners International Core Equity Fund
Investment objective
Variable Portfolio – Partners International Core Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
AQR Capital Management, LLC
Michele Aghassi, Ph.D.
Andrea Frazzini, Ph.D.
Ronen Israel
Lars Nielsen
Schroder Investment Management North America Inc. (subadviser)
Schroder Investment Management North America Limited (sub-subadviser)
James Gautrey, CFA
Simon Webber, CFA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	11.16	5.50	4.54
Class 2	05/07/10	10.96	5.24	4.28
MSCI EAFE Index (Net)		7.82	7.45	5.51
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2020 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio Funds | Annual Report 2020	45

Fund at a Glance   (continued)
Variable Portfolio – Partners International Core Equity Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners International Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	3.6
Consumer Discretionary	16.7
Consumer Staples	7.9
Energy	2.7
Financials	15.3
Health Care	11.0
Industrials	16.7
Information Technology	14.7
Materials	6.2
Real Estate	1.7
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
46	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance   (continued)
Variable Portfolio – Partners International Core Equity Fund
Country breakdown (%) (at December 31, 2020)
Argentina	1.1
Australia	3.4
Austria	0.8
Belgium	0.6
Canada	0.9
China	1.8
Denmark	2.6
Finland	0.7
France	6.6
Germany	10.7
Hong Kong	4.5
India	1.3
Ireland	0.0(a)
Isle of Man	0.2
Italy	1.8
Japan	15.5
Luxembourg	0.0(a)
Netherlands	5.1
New Zealand	0.9
Norway	2.1
Singapore	0.6
South Korea	2.1
Spain	3.8
Sweden	2.7
Switzerland	11.6
Taiwan	3.2
United Kingdom	12.9
United States(b)	2.5
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio Funds | Annual Report 2020	47

Manager Discussion of Fund Performance
Variable Portfolio – Partners International Core Equity Fund
During the annual period ended December 31, 2020, the Fund was managed by two subadvisers and each invested a portion of the Fund’s assets. Effective May 12, 2020, Schroder Investment Management North America Inc. (SIMNA Inc.), together with its affiliate, Schroder Investment Management North America Limited (SIMNA Ltd. and together with SIMNA Inc., Schroders) joined AQR Capital Management, LLC (AQR) as a subadviser to the Fund. As of December 31, 2020, AQR and Schroders managed approximately 49.8% and 50.2% of the portfolio, respectively.
At December 31, 2020, approximately 99.69% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 10.96% The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 7.82% over the same period.
Market overview
The market story of 2020 was largely dictated by the catastrophic impact of the COVID-19 pandemic. The global stock market crashed at a record speed in early 2020 as countries around the world went into lockdown, signaling the magnitude of the economic impact. At the height of the market sell-off, all assets, including government bonds, fell amid fears about the stability of the financial system. Central banks and governments around the world announced huge and unprecedented policy measures to support business and households and reduce borrowing costs. While the crash was unusually severe in a historical context, the recovery was equally, if not more, extraordinary as markets rallied in the second and third quarters to recover losses from the crash by late August. Increased cases of COVID-19 in many parts of world somewhat curbed the recovery in September and October; however, news in November that a number of vaccines had proven effective against the virus led global equities to finish the year strong.
AQR
The largest contributors in our portion of the Fund during the period
•	Stock selection within the materials sector contributed the most to our portion of the Fund’s portfolio during the period.
•	From a sector allocation perspective, the largest contributors were an underweight to energy, and overweights to information technology and health care.
•	Other leading contributors were materials, consumer staples, and communication services.
•	The three top individual contributors to performance were Australian iron producer Fortescue Metals Group, Danish jewelry retailer Pandora and Nintendo, the Japanese electronics and video game company.
•	Based on global stock selection, Australia, the United Kingdom, and Sweden were the largest contributors to returns from a country perspective over the period.
The largest detractors in our portion of the Fund during the period
•	Stock selection within industrials detracted most from performance in our portion of the Fund’s portfolio.
•	Our portion of the Fund’s overweight to real estate and underweights to consumer discretionary and consumer services detracted most from performance.
•	Industrials, health care, and financials also detracted from performance.
•	The three top individual detractors were Italian bank, Intesa Sanpaolo, Japan Airlines, and Japanese conglomerate, Softbank Group.
•	Allocations to Japan, Germany, and Hong Kong were the largest detractors.
48	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners International Core Equity Fund
Schroders
We began managing a portion of the Fund’s portfolio on May 12, 2020.
The largest contributors in our portion of the Fund during the period:
•	Our portion of the Fund benefited from favorable stock selection on both a sector and regional basis.
•	Our semiconductor holdings, including Infineon and Taiwan Semiconductor Manufacturing Company, were also significant contributors, buoyed by supportive industry conditions and company-specific developments.
•	Infineon is well-positioned, in our view, in the fast-growing silicon carbide market, which is a key component in enabling EV battery producers to maximize their driving range and minimize cooling requirements.
•	Taiwan Semiconductor Manufacturing Company was boosted by news that Intel may outsource more of its production of central processing units to foundries, a model where Taiwan Semiconductor Manufacturing Company leads technologically.
•	Among portfolio holdings, MercadoLibre, an Argentine online marketplace company, and Ocado, a British internet retail delivery company, benefited from the increased use of e-commerce and online delivery as both holdings contributed to relative returns over the period.
•	Similarly, Chinese online leisure company Tencent, outperformed the broader market as demand for online leisure and gaming services soared in the midst of the pandemic.
•	Our position in Danish wind turbine supplier Vestas Wind was a strong performer as the shift to renewable energy continues to accelerate amidst cost competitiveness relative to fossil fuels. The company reported significant revenue growth, highlighting the strength of its order book globally.
The largest detractors in our portion of the Fund during the period
•	The Fund’s modest cash holding in a rising market was the largest detractor during the period.
•	Though stock selection was positive within materials, our persistent underweight to the sector over the period was a significant detractor.
•	Pharmaceutical company, Roche, was a weaker holding as management forecasted higher-than-expected biosimilar sales erosion into 2021. Although the company faces a number of headwinds, such as greater competitive risk on key drugs losing patent protection from bio-similars, we believe that Roche remains at the forefront of medical advances that will transform the treatment of diseases such as cancer.
•	Our position in UK electricity and gas utility, National Grid, also detracted from performance. Our thesis for continuing to hold the stock is based on our view that the company is set to benefit from a new era of growth as UK demand for electricity grows.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2020	49

Fund at a Glance
Variable Portfolio – Partners International Growth Fund
Investment objective
Variable Portfolio – Partners International Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Walter Scott & Partners Limited
Roy Leckie
Charlie Macquaker
Jane Henderson
William Blair Investment Management, LLC
Simon Fennell
Kenneth McAtamney
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	22.62	9.05	6.84
Class 2	05/07/10	22.30	8.80	6.58
MSCI EAFE Growth Index (Net)		18.29	10.50	7.51
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2020 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Growth Index (Net) captures large and mid-cap securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the US and Canada.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
50	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance   (continued)
Variable Portfolio – Partners International Growth Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners International Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	3.9
Consumer Discretionary	12.2
Consumer Staples	5.8
Energy	3.6
Financials	6.2
Health Care	14.5
Industrials	25.3
Information Technology	19.8
Materials	4.1
Real Estate	2.2
Utilities	2.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Variable Portfolio Funds | Annual Report 2020	51

Fund at a Glance   (continued)
Variable Portfolio – Partners International Growth Fund
Country breakdown (%) (at December 31, 2020)
Argentina	1.5
Australia	2.6
Canada	2.2
China	6.4
Denmark	7.0
Finland	2.0
France	8.9
Germany	4.6
Hong Kong	4.0
India	2.7
Ireland	1.0
Japan	15.3
Jersey	1.8
Netherlands	5.0
New Zealand	0.6
Norway	0.7
Portugal	0.3
Singapore	0.4
Spain	1.5
Sweden	4.3
Switzerland	9.7
Taiwan	4.0
United Kingdom	11.3
United States(a)	2.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
52	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance
Variable Portfolio – Partners International Growth Fund
During the annual period ended December 31, 2020, the Fund was managed by two subadvisers and each invested a portion of the Fund’s assets. Effective May 15, 2020, Walter Scott & Partners Limited (Walter Scott) joined William Blair Investment Management, LLC (William Blair) as a subadviser to the Fund. As of December 31, 2020, William Blair managed approximately 74.8% and Walter Scott managed approximately 25.2% of the Fund’s assets.
At December 31, 2020, approximately 96.12% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 22.30%. The Fund outperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned 18.29% over the same period.
Market overview
Following the COVID-19-driven turmoil of the first quarter of 2020, international equities steadily rebounded during the remainder of the calendar year. Despite the severe economic dislocation engendered by the pandemic, the spring and summer months saw markets respond to hopes that the various lockdowns would be eased and that economic activity would return to some level of normal. Massive fiscal stimulus and the monetary policy adrenaline injected by governments and central banks into economies around the world also played their part in bolstering investment sentiment. Fears subsequently mounted that a resurgence in COVID-19 infection rates and the concomitant reintroduction of debilitating containment measures in many Western countries would extinguish signs of the rekindling of economic activity that had been apparent in the third calendar quarter. However, the prospect of effective COVID-19 vaccines revived recovery hopes in the last quarter of 2020. Despite the fresh imposition of partial and complete lockdowns, which inhibited near-term consumer and business activity, investors chose to focus on a better outlook for 2021 in terms of economic growth and corporate earnings recovery. The marked divergence between the direction of international equity market indices and corporate earnings in 2020 stands as testament to the exuberance.
While U.S.-China tensions lingered, elsewhere there was some progress made on political fronts, with an exit deal finally being struck between the European Union and the U.K. This removed the immediate threat of cross-imposition of tariffs on most goods, though there remained uncertainty as to the actual impact of the deal on the respective economies.
Notably, with renewed economic optimism came a shift in stock market leadership. Toward the end of the annual period, markets rotated, to a degree, into more value-oriented stocks, pursuing laggard cyclical stocks in many regions.
William Blair
During the annual period, our portion of the Fund outperformed the benchmark.
The largest contributors in our portion of the Fund during the period
•	Effective stock selection, from both a sector and regional perspective, was the primary driver of outperformance in our portion of the Fund’s portfolio.
•	Stock selection in the information technology and health care sectors contributed most positively to our portion of the Fund’s relative results.
•	Having an overweight to information technology, which outperformed the benchmark during the annual period, and having underweighted allocations to health care and consumer staples, which lagged the benchmark during the annual period, also helped.
•	From a country perspective, stock selection in Switzerland, China and Taiwan boosted our portion of the Fund’s relative results most during the annual period.
Variable Portfolio Funds | Annual Report 2020	53

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners International Growth Fund
•	Individual securities that made the strongest positive contribution to our portion of the Fund’s results during the annual period included Adyen, Taiwan Semiconductor Manufacturing and MercadoLibre.
•	Adyen is a global payment services provider with a focus on large merchant online payments. In our view, it benefited during the annual period from the accelerated shift to online payments due to its best-in-class technology and product differentiation.
•	Taiwan Semiconductor Manufacturing is the leading independent semiconductor foundry with the most advanced processing capabilities globally. During the annual period, it reported strong results, aided by the rollout of 5G telecommunications networks worldwide.
•	MercadoLibre, a new purchase for our portion of the Fund during the annual period, is the largest e-commerce company in Latin America. Its strong share price performance during the annual period was underpinned by accelerating online sales, with the COVID-19 pandemic serving as a catalyst for faster e-commerce adoption, and by the company’s best-in-class services ecosystem, including merchant services, managed fulfillment and more.
The largest detractors in our portion of the Fund during the period
•	Weak stock selection in financials, the only sector to detract overall from our portion of the Fund’s relative results during the annual period, was the main detractor during the period.
•	Stock selection in Spain, Japan and France detracted.
•	The biggest individual detractors from our portion of the Fund’s relative results during the annual period were positions in Macquarie Group, ASML Holding and Airbus.
•	Macquarie Group offers banking, financial advisory, investment and funds management services. Its shares declined during the annual period as the backdrop for banks became more challenging given lower interest rates and a declining economic growth outlook. We sold the position by the end of the annual period.
•	ASML Holding, a new purchase for our portion of the Fund during the annual period, is a leading supplier of lithography equipment for the manufacture of semiconductor devices. Following its spin-off from Philips in 1984, the company has progressively gained market share to become a virtual monopoly. Its share price fell in March 2020, adversely impacted following a significant decline in quarter-over-quarter net sales due to COVID-19 disruptions. However, its share price then gained for the remainder of the annual period, reaching a double-digit share price increase. Our portion of the Fund had an average underweight in ASML Holding during the annual period, and thus it detracted from relative results.
•	Airbus is one of the largest designers and manufacturers of commercial aircraft, helicopters and military equipment. Its shares fell, as its operations were severely disrupted by the COVID-19 pandemic. However, in our view, Airbus is prudently managing cash and has a strong liquidity position. We believe its production is unlikely to decline much for aircraft, and we remained confident that Airbus was well positioned even if long-term demand is slightly lower than previously expected. Thus, we maintained a position in Airbus in our portion of the Fund at the end of the annual period.
Walter Scott
We were named as a subadviser to the Fund effective May 15, 2020. During the few days that followed, assets for our portion of the Fund were being transitioned from a holding in iShares MSCI EAFE ETF. As a result, the discussion that follows represents attribution from May 20, 2020 through December 31, 2020 (the reporting period). During this time, our portion of the Fund generated robust double-digit returns but underperformed the benchmark.
The largest detractors in our portion of the Fund during the period
•	Stock selection in the utilities and energy sectors detracted most from relative returns.
•	To a lesser degree, stock selection in materials and real estate also dampened relative results. Having an underweight to the strongly performing consumer discretionary sector also weighed on relative performance.
•	From a regional perspective, stock selection in the Europe ex-U.K. and Pacific ex-Japan regions detracted most.
•	By country, stock selection in Denmark, Hong Kong and France hurt our portion of the Fund’s relative results.
54	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners International Growth Fund
•	The biggest individual detractors from our portion of the Fund’s relative results during the latter part of the reporting period were CLP Holdings, Coloplast and CNOOC.
•	CLP Holdings, a Hong Kong electric utility holding company, was left behind in the broad market rally, as investors sought less defensive companies.
•	Danish ostomy care company Coloplast saw its shares fall, as the company was impacted by the COVID-19 pandemic given the cancellation of elective procedures. That said, the company managed to deliver solid organic revenue growth and margin expansion in the fourth quarter.
•	Shares of CNOOC declined on reports that the Trump Administration was poised to place the Chinese oil and gas giant on a blacklist of Chinese firms in which Americans would be unable to invest. Aside from excluding the company from an important set of investors, concerns around the company’s ability to access U.S. dollar financing and operate certain assets prompted us to sell our portion of the Fund’s position in the stock by the end of the calendar year.
The largest contributors in our portion of the Fund during the period
•	Effective stock selection in the information technology sector contributed positively.
•	Underweighted allocations to the health care and consumer staples sectors, which each underperformed the benchmark during the reporting period, also proved beneficial.
•	Stock selection among emerging markets companies added value.
•	Taiwan, Switzerland and Japan were the top positive contributors to relative results, attributable primarily to effective stock selection in each.
•	Individual securities that made the strongest positive relative contribution to our portion of the Fund’s results during the latter part of the reporting period were Taiwan Semiconductor Manufacturing, Daikin Industries and Nestle.
•	Taiwan Semiconductor Manufacturing posted strong returns during the latter part of the reporting period. As a prime enabler of all things digital, the company saw good demand from smartphone semiconductor content and high-performance computing.
•	Japanese air conditioner maker Daikin Industries performed well, as its set of first half 2020 results were ahead of guidance and were accompanied by an upgrade to its management’s full-year expectations. Also, all of the company’s geographical regions reported sequential sales improvement.
•	An underweight in the weaker performing Nestle aided results relative to the benchmark in our portion of the Fund.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2020	55

Fund at a Glance
Variable Portfolio – Partners International Value Fund
Investment objective
Variable Portfolio – Partners International Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Dimensional Fund Advisors LP
Jed Fogdall
Arun Keswani, CFA
Mary Phillips, CFA
Bhanu Singh
Thompson, Siegel & Walmsley LLC
Brandon Harrell, CFA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-3.82	4.18	1.76
Class 2	05/07/10	-4.14	3.89	1.50
MSCI EAFE Value Index (Net)		-2.63	4.20	3.37
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2020 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 21 of 23 Developed Market countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
56	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance   (continued)
Variable Portfolio – Partners International Value Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners International Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	5.0
Consumer Discretionary	15.2
Consumer Staples	8.4
Energy	5.3
Financials	21.0
Health Care	9.3
Industrials	15.1
Information Technology	6.6
Materials	9.3
Real Estate	2.4
Utilities	2.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Variable Portfolio Funds | Annual Report 2020	57

Fund at a Glance   (continued)
Variable Portfolio – Partners International Value Fund
Country breakdown (%) (at December 31, 2020)
Australia	4.6
Austria	0.0(a)
Belgium	1.5
Denmark	1.8
Finland	0.2
France	10.7
Germany	11.6
Hong Kong	2.0
Ireland	2.5
Isle of Man	0.5
Israel	0.4
Italy	2.0
Japan	24.5
Luxembourg	1.0
Netherlands	4.8
New Zealand	0.2
Norway	1.0
Portugal	0.0(a)
Singapore	1.1
South Korea	0.8
Spain	1.2
Sweden	2.7
Switzerland	10.1
United Kingdom	14.0
United States	0.8
Total	100.0

(a)	Rounds to zero.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
58	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance
Variable Portfolio – Partners International Value Fund
During the annual period ended December 31, 2020, the Fund was managed by two subadvisers and each invested a portion of the Fund’s assets. Effective May 18, 2020, Thompson, Siegel & Walmsley LLC (TSW) joined Dimensional Fund Advisors LP (DFA) as a subadviser to the Fund. As of December 31, 2020, DFA managed approximately 49.1% and TSW managed approximately 50.9% of the Fund’s assets.
At December 31, 2020, approximately 98.13% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned -4.14%. The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned -2.63% over the same period.
Market overview
In U.S. dollar terms, EAFE (Europe, Australasia and Far East) equity market overall posted positive returns for the annual period ended December 31, 2020 but trailed both U.S. and emerging markets equities markets. Using the MSCI EAFE Index (Net) as a proxy, developed ex-U.S. markets returned 7.82%, as compared to 20.89% for the Russell 3000 Index and 18.31% for the MSCI Emerging Markets Index (Net).
The primary influence on international equity markets during the annual period was the COVID-19 pandemic. Investors dealt with the reality of a pandemic, the lifestyle restrictions employed to slow COVID-19’s spread and the resulting economic fallout. Many companies scrapped forecasts and financial guidance for 2020 and announced plans to cut operating expenses and conserve capital by suspending dividends and share repurchase plans and by postponing capital spending. This coincided with a chaotic market decline from mid-February to late March 2020. Governments and central banks around the world responded with a supercharged stimulus effort, and starting the last week of March, a global stock market recovery ensued. During this rally, traditional valuation measures and techniques were temporarily ineffective due to distorted corporate cash flows and historically low interest rates. Given the lingering uncertainty in the world, much of the price action seemed as irrational on the upside as it had been on the downside. Nevertheless, markets took another strong turn to the upside in the fourth quarter of 2020 thanks to optimism about COVID-19 vaccines and the resulting improvement in the economic outlook.
For the annual period overall, two trends were clear. First was the ongoing and strengthening trend of growth as a style outperforming value, though it moderated somewhat in the last two months of the annual period. Along the relative price dimension, large-cap value stocks, as measured by the MSCI EAFE Value Index (Net), underperformed large-cap growth stocks, as measured by the MSCI EAFE Growth Index (Net), by 20.9% during the annual period. Small-cap value stocks, as measured by the MSCI EAFE Small Cap Value Index (Net), underperformed small-cap growth stocks, as measured by the MSCI EAFE Small Cap Growth Index (Net), by 20.4%. Second was the profound positive impact a weakening U.S. dollar had on realized returns for U.S.-based investors in foreign markets. Most EAFE market currencies, particularly the Australian dollar and the euro, appreciated relative to the U.S. dollar. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of the EAFE market.
Along the market capitalization dimension, small-cap equities, as measured by the MSCI EAFE Small Cap Index (Net), outperformed large-cap equities, as measured by the MSCI EAFE Index (Net), by 4.5% during the annual period. Mid-cap equities, as measured by the MSCI EAFE Mid Cap Index (Net), a subset of the MSCI EAFE Index universe, underperformed small-cap equities by 1.8% and outperformed large-cap equities by 2.8%.
Among both large-cap and small-cap international equities, stocks with higher profitability outperformed stocks with lower profitability during the annual period.
The Fund experienced increased portfolio turnover during the year (77% in 2020 versus 22% in 2019), due to the addition of a subadviser to the Fund, as well as heightened market volatility.
Variable Portfolio Funds | Annual Report 2020	59

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners International Value Fund
DFA
During the annual period, our portion of the Fund performed in line with the MSCI EAFE Value Index (Net).
The largest contributors in our portion of the Fund during the period
•	Our portion of the Fund’s emphasis on mid-cap stocks contributed positively to relative performance, as mid-cap stocks outperformed large-cap stocks during the annual period.
•	At the sector level, security selection within the health care and consumer staples sectors contributed most positively to our portion of the Fund’s relative results.
•	Having an underweight to health care, which lagged the benchmark during the annual period, and having an overweight to consumer discretionary, which outperformed the benchmark during the annual period, also helped.
•	Our portion of the Fund’s general exclusion of highly regulated utilities and of real estate investment trusts (REITs) also added value, as these two market segments generally underperformed the benchmark during the annual period.
•	Denmark-based industrials firm Vestas Wind Systems and Switzerland-based health care company Lonza Group contributed most positively to our portion of the Fund’s results during the annual period. Both were out-of-benchmark positions which outperformed the benchmark during the annual period.
•	Having an overweight position in German automaker Daimler also contributed positively.
•	From a country perspective, security selection in Switzerland, Denmark and the Netherlands contributed positively to our portion of the Fund’s results.
•	Overweight allocations to Switzerland and Denmark, each of which outperformed the benchmark during the annual period, also helped.
The largest detractors in our portion of the Fund during the period
•	Our portion of the Fund’s greater emphasis than the benchmark on the lowest relative price, or deep value, securities detracted from relative performance, as these stocks underperformed during the annual period.
•	Stock selection in the financials and communication services sectors detracted.
•	Having an overweight to energy, which was the weakest sector in the benchmark during the annual period, also dampened relative results.
•	Having underweight positions in Spain-based utilities company Iberdrola, German industrials firm Siemens and France-based industrials company Schneider Electric, each of which outperformed the benchmark during the annual period, detracted from our portion of the Fund’s relative results.
•	Security selection in Japan, Australia and Spain detracted from our portion of the Fund’s results during the annual period.
•	Allocation positioning in Australia dampened relative results as well.
TSW
During the annual period, we managed our portion of the Fund from May 18, 2020 through December 31, 2020 (the reporting period). During the latter part of the reporting period, our portion of the Fund outperformed the benchmark.
The largest contributors in our portion of the Fund during the period
•	Favorable stock selection in each of the 11 sectors of the benchmark led our portion of the Fund to outperform the benchmark during the annual period.
•	Stock selection proved most effective in the industrials, information technology and energy sectors.
60	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners International Value Fund
•	Having an overweight to the strongly performing information technology sector and having an underweight to the poorly performing energy sector also helped the Fund.
•	Holdings that contributed most positively to our portion of the Fund’s results were Japanese technology and media conglomerate Sony, France-based global steel manufacturer ArcelorMittal and Spanish wind turbine manufacturer Siemens Gamesa Renewable Energy.
•	Sony performed well after reporting a series of strong results. The company exceeded expectations across its product portfolio and raised its full-year guidance. The company also launched the next generation PlayStation during the latter part of the reporting period.
•	ArcelorMittal saw its shares gain on its reports of satisfactory results underpinned by sequential volume improvements. The company initiated a series of price hikes as demand rebounded well ahead of curtailed supply. ArcelorMittal also achieved its multi-year debt reduction target, and investors began focusing on its shareholder return policy.
•	Siemens Gamesa Renewable Energy enjoyed a triple-digit share price gain during the reporting period, as investors sought exposure to renewable energy companies. The company also reported strong order intakes driven by its offshore wind division.
•	From a country perspective, positioning in the U.K., Japan and France contributed most positively to our portion of the Fund’s results during the reporting period.
The largest detractors in our portion of the Fund during the period
•	Overweights to the consumer staples and health care sectors, each of which lagged the benchmark during the reporting period, and having an underweight to the financials sector, which outperformed the benchmark during the reporting period, detracted from our portion of the Fund’s performance.
•	Detracting most from our portion of the Fund’s results were CK Asset Holdings, Bayer and China Mobile, each of which experienced a share price decline during the reporting period.
•	Shares of Hong Kong-based real estate conglomerate, CK Asset Holdings, declined after the company reduced its interim dividend. COVID-19 significantly impacted the company’s office, retail and hospitality segments. Its full-year 2020 earnings were expected to be especially negatively affected by lower bookings of its Hong Kong development properties.
•	Germany-based health care and agricultural products producer, Bayer, underperformed the benchmark after issuing a profit warning for 2021. Its management expects lower revenues in its crop science division, driven by lower commodity prices, reduced corn acreage and increased competition in soybeans.
•	Chinese telecommunications giant, China Mobile, saw its share price decline after the U.S. government announced its intention to block American investment in certain Chinese companies. Consequently, we exited our portion of the Fund’s position in China Mobile.
•	From a country perspective, positioning in Australia, Germany and Switzerland detracted most.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2020	61

Fund at a Glance
Variable Portfolio – Partners Small Cap Growth Fund
Investment objective
Variable Portfolio – Partners Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
BMO Asset Management Corp.
David Corris, CFA
Thomas Lettenberger, CFA
Scout Investments, Inc.
James McBride, CFA
Timothy Miller, CFA
Wells Capital Management Incorporated
Joseph Eberhardy, CFA, CPA
Thomas Ognar, CFA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	38.77	15.24	11.58
Class 2	05/07/10	38.43	14.96	11.30
Russell 2000 Growth Index		34.63	16.36	13.48
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2019 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
62	Variable Portfolio Funds | Annual Report 2020

Fund at a Glance   (continued)
Variable Portfolio – Partners Small Cap Growth Fund
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	99.3
Money Market Funds	0.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	0.9
Consumer Discretionary	13.6
Consumer Staples	2.8
Energy	0.3
Financials	5.4
Health Care	33.5
Industrials	15.0
Information Technology	25.2
Materials	1.1
Real Estate	1.8
Utilities	0.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2020	63

Manager Discussion of Fund Performance
Variable Portfolio – Partners Small Cap Growth Fund
During the annual period ended December 31, 2020, the Fund was managed by three subadvisers and each invested a portion of the portfolio’s assets. As of December 31, 2020, Scout Investments, Inc. (Scout), Wells Capital Management Incorporated (WellsCap) and BMO Asset Management Corp. (BMO) managed approximately 35.8%, 43.5% and 20.7% of the portfolio, respectively.
At December 31, 2020, approximately 98% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 38.43%. The Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 34.63% over the same period.
Market overview
The year 2020 will undoubtedly go down as one of the most memorable on record. It seems like an eternity ago that investors were focused on a trade deal with China, the ramifications of Brexit, a global manufacturing slowdown and other geopolitical risks, all of which aptly warranted investor trepidation. But nothing can justly encapsulate the year of the COVID-19 pandemic into a few simple paragraphs. It was an exogenous event that no one could have predicted, a shock that sent equity markets into a laconic tailspin followed by one of the sharpest and quickest recoveries ever. Unlike previous recessions, the downturn in 2020 was not caused by excessive banking leverage or traditional business cycle dynamics. Rather, the unprecedented spread of COVID-19 crushed the economy, causing corporate profits to plummet, a rampant spike in unemployment, a precipitous drop in GDP and other unfathomable events like West Texas Intermediate crude oil futures settling at negative prices in late April, crystalizing the idea that the range of outcomes was extraordinary. With the help of overwhelming monetary and fiscal accommodation, comprised of aggressive quantitative easing from the U.S. Federal Reserve, the CARES Act from the U.S. Congress and other stimulative measures, the economy stabilized somewhat and would gradually improve as re-openings across the U.S. spurred an increase in consumer spending and investor confidence.
As the year progressed, investors toggled the bridge between rising COVID-19 case counts and the impending vaccine, which caused volatility to remain elevated for much of the annual period. By the fourth quarter of 2020, investors largely gained more clarity on the political front after results of the U.S. Presidential elections. Markets also revered the positive COVID-19 vaccine news from several drug companies after showing that their vaccine candidates were highly efficacious in preventing the virus. The rotation from secular growth stocks into more value-oriented and cyclical stocks late in the annual period was largely predicated on the notion that a COVID-19 vaccine would spark a surge in economic growth, causing inflation, a dynamic typically more favorable for commodity-like businesses.
For the annual period overall, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market. While all capitalization segments posted double-digit positive returns, large-cap stocks performed best, followed closely by small-cap stocks and then mid-cap stocks. That said, small-cap growth stocks outpaced large-cap stocks overall.
WellsCap
Our portion of the Fund outperformed the benchmark during the annual period.
The largest contributors in our portion of the Fund during the period
•	Stock selection and sector allocation decisions overall drove our portion of the Fund’s outperformance during the period.
•	Stock selection within the health care, information technology and consumer discretionary sectors contributed most positively.
64	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
•	Strength in the health care sector came mainly from select diagnostics companies, biotechnology holdings and medical device stocks that were rewarded for their durable business models, innovative therapeutics and solid fundamentals. Several of our portion of the Fund’s health care holdings also benefited from a recovery in elective procedures, as hospital capacity improved.
•	Also contributing positively to relative performance were select information technology stocks within the social media, security and digital transformation industries, which rallied sharply as they witnessed increased demand for their respective products and services.
•	Notable strength from the consumer discretionary sector came from Fiverr International and Chegg, which each rallied sharply after citing strength in several key segments. With more people working and going to school from home, companies and consumers have been using their services to help fulfill many critical tasks.
•	The strongest relative contributors to our portion of the Fund’s results were Fiverr International, mentioned earlier, as well as Irhythm Technologies and Five9.
•	Fiverr International operates a two-sided e-commerce marketplace, connecting businesses with freelancers who engage in areas like graphic design and copywriting. Unlike hiring or staffing platforms, the company operates a transactional marketplace where freelancers’ services are listed as products in a catalogue that buyers can search, browse and purchase. During the annual period, its shares rose strongly after the company cited strength in gross merchandise volume and active buyers along with solid performance marketing metrics. With more people working from home, companies were using Fiverr International for an array of projects.
•	Irhythm Technologies is a developer of cardiac monitoring solutions. Its single-use Zio XT patch is used to detect atrial fibrillation, which is a major contributor to strokes and heart failure. During the annual period, the company’s shares rallied sharply on positive news from the Center for Medicare and Medicaid Services around pricing.
•	Five9 provides cloud software for contact call centers. It was one of the first companies to create integrated software-as-a-service contact center software with the ability to provide both inbound and outbound calling capabilities. During the annual period, its shares gained substantially after the company delivered robust revenue growth, citing strength from its enterprise segment along with increased customer adoption of its software for contact centers. While we believe customer spending on solutions provided by Five9 could continue to grow rapidly given its sizable productivity enhancements, we sold our portion of the Fund’s position in Five9 as it had grown in market capitalization beyond our small-cap investment criteria.
The largest detractors in our portion of the Fund during the period
•	Stock selection within the industrials sector inhibited relative performance.
•	Within industrials, our portion of the Fund’s underweight to several of the more cyclical constituents within the benchmark hindered performance, as select housing-related stocks, machinery companies and alternative energy names rallied sharply during the annual period.
•	In particular, ASGN underperformed amid concerns around a deceleration in temporary staffing volumes earlier in the annual period.
•	Weakness also stemmed from MasTec, whose share price decline was driven by worries about its pipeline segment in light of significantly lower oil prices in the first calendar quarter, and SkyWest, whose shares fell sharply amid a falloff in demand as result of the COVID-19 pandemic.
•	Both stock selection and having a slight underweight to the energy sector also hindered relative performance, as many cyclically-oriented companies rallied significantly late in the annual period upon news of the impending COVID-19 vaccines.
•	Additionally, our portion of the Fund’s position in Cactus served as a detractor, as the stock fell in conjunction with many energy companies in the first calendar quarter.
•	Finally, having a position in cash during an annual period when the benchmark rallied dampened relative results.
Variable Portfolio Funds | Annual Report 2020	65

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
•	The greatest individual detractors from our portion of the Fund’s performance during the annual period were MasTec, Chefs’ Warehouse and Talend.
•	MasTec is an infrastructure construction company that engages in designing, building, installing and maintaining infrastructures. It is a key player in the buildout of 5G networks through its communications segment. Following its share price decline, we sold our portion of the Fund’s position in MasTec, as we believe structural headwinds will likely prevail for an extended period of time.
•	The Chefs’ Warehouse is a specialty food distributor in major metropolitan areas across the U.S. and Canada. During the annual period, its stock dropped sharply in concert with many restaurants, which have temporarily closed or are operating on a limited basis due to the COVID-19 pandemic. Due to its near-term business challenges and given the risk around the sustainability of its growth, we reduced our portion of the Fund’s position in The Chefs’ Warehouse.
•	Talend is one of the few publicly-listed pure-play data integration companies. As large amounts of data are being generated from varied sources, such as social media and mobile devices, organizations are adopting its data solutions, Hadoop and NoSQL, to leverage their data for business needs. Its stock underperformed the benchmark, primarily during the early part of the annual period, around fears of slowing information technology spending.
BMO
During the annual period, our portion of the Fund underperformed the benchmark.
The largest detractors in our portion of the Fund during the period
•	Stock selection was the primary driver of the relative underperformance in our portion of the Fund’s portfolio during the period.
•	From a sector perspective, stock selection in industrials, health care and information technology detracted most from our portion of the Fund’s relative results.
•	Among individual stocks, the biggest detractors from our portion of the Fund’s results were Everi Holdings, Cantel Medical and Spirit Airlines.
•	As a provider of services to casinos, Everi Holdings was particularly hard hit in March 2020, when the economy was shut down. We exited the position, as there were questions surrounding the survivability of the company.
•	Cantel Medical is a provider of products to the health care and dental markets. With the economic slowdown driven by COVID-19, the company’s shares were under significant pressure. Given what we viewed to be deteriorating fundamentals and material amount of debt, we sold the position.
•	As an airline, Spirit Airlines was negatively impacted by COVID-19 and the resulting dramatic decline in both consumer and business travel. Amid the uncertain future of the airline industry, we opted to eliminate the position from our portion of the Fund.
The largest contributors in our portion of the Fund during the period
•	Sector allocation contributed positively to relative results.
•	Effective stock selection in the communication services, utilities and real estate sectors contributed positively to our portion of the Fund’s portfolio.
•	Allocation positioning within each of these three sectors buoyed relative results as well.
•	The top positive contributors to our portion of the Fund’s results were telemedicine services provider Teladoc Health, genetic testing services provider Natera and semiconductor test handling equipment manufacturer Cohu.
•	Teladoc Health was one of the leading beneficiaries of the COVID-19 pandemic. We sold our portion of the Fund’s position in Teladoc Health in June 2020, as, in our view, it had become quite expensive and was being eliminated from the benchmark.
•	Natera experienced rapid growth during the annual period, accelerated by COVID-19.
66	Variable Portfolio Funds | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
•	We initiated a position in Cohu in our portion of the Fund in September 2020 based on what we saw as its strong fundamentals and attractive valuation. Since then, the company reported strong results and also outlined a bullish longer-term strategy. We continued to hold positions in Natera and Cohu in our portion of the Fund at the end of the annual period.
Scout
During the annual period, our portion of the Fund outperformed the benchmark. Notably, our portion of the Fund outperformed the benchmark even though the environment was not favorable for the type of stocks the portfolio owns. A key part of our investment strategy is to focus on higher quality, profitable or near profitable companies. But during the annual period, this part of the market underperformed, as the small-cap growth market rewarded unprofitable companies. Also, growth and momentum factors were rewarded for most of the annual period, while quality and valuation, which our strategy favors, lagged.
The largest contributors in our portion of the Fund during the period
•	Our portion of the Fund’s relative outperformance during the annual period was due primarily to effective stock selection in, and having an overweight to, the information technology sector, which was the strongest sector in the benchmark during the annual period.
•	Favorable stock selection and having an underweight to the commercial services and supplies industry within the industrials sector further bolstered relative results.
•	Stock selection and having an underweight to the lagging real estate sector added value as well.
•	The top individual contributors to our portion of the Fund’s results during the annual period were Quidel, Magnite and TPI Composites.
•	Quidel develops, manufactures and markets diagnostic health care products and solutions. During the annual period, the company produced a COVID-19 rapid antigen test to be used at the point of care and received emergency use authorization for COVID-19 testing several months sooner than the market was anticipating. We sold the position during the third quarter of 2020 when its market capitalization had grown to more than $10 billion and thus no longer met our small-cap investment criteria.
•	Magnite, a new purchase in our portion of the Fund during the annual period, operates the leading supply-side platform for online programmatic ad sales. Its stock performed well following stronger than expected operating results and on market enthusiasm for the company’s growth in its connected TV advertising platform.
•	TPI Composites is a leading merchant supplier of turbine blades to the wind power industry. The company executed well coming out of the pandemic-related disruptions it faced earlier in 2020. Its stock also rose significantly on strong industry demand, which drove accelerating top-line growth and solid margin improvement.
The largest detractors in our portion of the Fund during the period
•	Stock selection in health care, financials and consumer discretionary detracted from our portion of the Fund’s performance during the period.
•	In consumer discretionary, stock selection within the hotels, restaurants and leisure industry weighed on results.
•	Underweighted allocations to financials and consumer discretionary, which each lagged the benchmark during the annual period, also hurt.
•	In health care, having an underweight position in the strongly performing biotechnology industry especially weighed on relative returns.
•	The biggest individual detractors from our portion of the Fund’s relative performance during the annual period were Dave & Buster’s, Astronics and Monro.
Variable Portfolio Funds | Annual Report 2020	67

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
•	Dave & Buster’s owns and operates venues that provide entertainment and dining. Its stock declined significantly due to the COVID-19 pandemic, which drove widespread closing of restaurants and other entertainment venues. We sold our portion of the Fund’s position in Dave & Buster’s by the end of the first quarter of 2020.
•	Astronics is a supplier of advanced technologies and products to the global aerospace and defense industries. A combination of the dramatic slowdown in commercial air travel during the pandemic and specific issues with the Boeing 737 MAX caused Astronics to see significant reductions in revenue. We sold the position during the third quarter of 2020.
•	Monro operates nearly 1,300 tire and auto service stores in the eastern and southern U.S. During the annual period, the company saw weaker than expected same-store sales results and expectations due to relatively mild winter weather. Its stock weakened further on concerns about fewer miles driven, as Americans practiced social distancing during the COVID-19 pandemic.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
68	Variable Portfolio Funds | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
CTIVP® – American Century Diversified Bond Fund
Class 1	1,000.00	1,000.00	1,040.20	1,022.67	2.51	2.49	0.49
Class 2	1,000.00	1,000.00	1,038.80	1,021.42	3.79	3.76	0.74
CTIVP® – CenterSquare Real Estate Fund
Class 1	1,000.00	1,000.00	1,126.30	1,021.11	4.28	4.06	0.80
Class 2	1,000.00	1,000.00	1,123.80	1,019.86	5.61	5.33	1.05
CTIVP® – Los Angeles Capital Large Cap Growth Fund
Class 1	1,000.00	1,000.00	1,257.70	1,021.67	3.92	3.51	0.69
Class 2	1,000.00	1,000.00	1,256.10	1,020.36	5.39	4.82	0.95
CTIVP® – MFS® Value Fund
Class 1	1,000.00	1,000.00	1,191.30	1,021.57	3.91	3.61	0.71
Class 2	1,000.00	1,000.00	1,190.10	1,020.36	5.23	4.82	0.95
CTIVP® – Morgan Stanley Advantage Fund
Class 1	1,000.00	1,000.00	1,327.30	1,021.72	3.98	3.46	0.68
Class 2	1,000.00	1,000.00	1,325.40	1,020.41	5.49	4.77	0.94
Variable Portfolio Funds | Annual Report 2020	69

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
CTIVP® – T. Rowe Price Large Cap Value Fund
Class 1	1,000.00	1,000.00	1,258.90	1,021.57	4.03	3.61	0.71
Class 2	1,000.00	1,000.00	1,257.90	1,020.31	5.45	4.88	0.96
CTIVP® – TCW Core Plus Bond Fund
Class 1	1,000.00	1,000.00	1,025.50	1,022.67	2.49	2.49	0.49
Class 2	1,000.00	1,000.00	1,024.10	1,021.42	3.77	3.76	0.74
CTIVP® – Wells Fargo Short Duration Government Fund
Class 1	1,000.00	1,000.00	1,005.90	1,022.92	2.22	2.24	0.44
Class 2	1,000.00	1,000.00	1,004.40	1,021.67	3.48	3.51	0.69
CTIVP® – Westfield Mid Cap Growth Fund
Class 1	1,000.00	1,000.00	1,282.20	1,020.96	4.76	4.22	0.83
Class 2	1,000.00	1,000.00	1,280.40	1,019.71	6.19	5.48	1.08
Variable Portfolio – Partners Core Bond Fund
Class 1	1,000.00	1,000.00	1,021.30	1,022.72	2.44	2.44	0.48
Class 2	1,000.00	1,000.00	1,019.90	1,021.47	3.71	3.71	0.73
Variable Portfolio – Partners International Core Equity Fund
Class 1	1,000.00	1,000.00	1,241.30	1,021.11	4.51	4.06	0.80
Class 2	1,000.00	1,000.00	1,240.00	1,019.86	5.91	5.33	1.05
Variable Portfolio – Partners International Growth Fund
Class 1	1,000.00	1,000.00	1,255.40	1,020.51	5.22	4.67	0.92
Class 2	1,000.00	1,000.00	1,254.10	1,019.25	6.63	5.94	1.17
Variable Portfolio – Partners International Value Fund
Class 1	1,000.00	1,000.00	1,231.40	1,020.91	4.71	4.27	0.84
Class 2	1,000.00	1,000.00	1,228.00	1,019.66	6.10	5.53	1.09
Variable Portfolio – Partners Small Cap Growth Fund
Class 1	1,000.00	1,000.00	1,398.70	1,020.76	5.25	4.42	0.87
Class 2	1,000.00	1,000.00	1,396.70	1,019.51	6.75	5.69	1.12
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and nonaffiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Variable Portfolio – Partners International Growth Fund, Variable Portfolio – Partners International Value Fund and Variable Portfolio – Partners Small Cap Growth Fund, account values at the end of the period would have been reduced.
70	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 6.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aimco CLO Ltd.(a),(b),(c)
Series 2020-12A Class C
3-month USD LIBOR + 2.150% Floor 2.150% 01/17/2032	2.600%	6,750,000	6,753,436
Allegany Park CLO Ltd.(a),(b)
Series 2019-1A Class C
3-month USD LIBOR + 2.550% Floor 2.550% 01/20/2033	2.768%	3,900,000	3,901,603
Anchorage Capital CLO 16 Ltd.(a),(b)
Series 2020-16A Class B
3-month USD LIBOR + 2.200% Floor 2.200% 10/20/2031	2.401%	6,200,000	6,211,296
Ares XLI CLO Ltd.(a),(b)
Series 2019-41A Class AR
3-month USD LIBOR + 1.200% Floor 1.200% 01/15/2029	1.437%	10,300,000	10,299,979
Atrium IX(a),(b)
Series 209A Class BR
3-month USD LIBOR + 1.750% 05/28/2030	1.974%	5,725,000	5,725,344
Bean Creek CLO Ltd.(a),(b)
Series 2015-1A Class BR
3-month USD LIBOR + 1.450% Floor 1.450% 04/20/2031	1.668%	3,525,000	3,497,223
BRE Grand Islander Timeshare Issuer LLC(a)
Series 2017-1A Class A
05/25/2029	2.940%	2,579,715	2,590,534
CBAM Ltd.(a),(b)
Series 2018-5A Class B1
3-month USD LIBOR + 1.400% Floor 1.400% 04/17/2031	1.618%	2,755,000	2,723,180
Deer Creek CLO Ltd.(a),(b)
Series 2017-1A Class A
3-month USD LIBOR + 1.180% 10/20/2030	1.398%	7,800,000	7,787,192
Dryden XXVIII Senior Loan Fund(a),(b)
Series 2013-28A Class A2LR
3-month USD LIBOR + 1.650% Floor 1.650% 08/15/2030	1.871%	2,850,000	2,850,057
DT Auto Owner Trust(a)
Subordinated Series 2020-3A Class C
06/15/2026	1.470%	2,750,000	2,761,508
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Elmwood CLO IV Ltd.(a),(b)
Series 2020-1A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 04/15/2033	1.937%	12,500,000	12,499,950
Elmwood CLO V Ltd.(a),(b)
Series 2020-2A Class B
3-month USD LIBOR + 2.200% Floor 2.200% 07/24/2031	2.476%	7,625,000	7,654,615
Elmwood CLO VII Ltd.(a),(b)
Series 2020-4A Class C
3-month USD LIBOR + 2.250% Floor 2.250% 01/17/2034	2.399%	5,150,000	5,155,155
Flatiron CLO Ltd.(a),(b)
Series 2020-1A Class C
3-month USD LIBOR + 2.450% Floor 2.450% 11/20/2033	2.698%	6,000,000	6,008,712
Goldentree Loan Management US CLO 5 Ltd.(a),(b)
Series 2019-5A Class A
3-month USD LIBOR + 1.300% Floor 1.300% 10/20/2032	1.518%	4,250,000	4,253,766
Goodgreen(a),(d)
Series 2018-1A Class A
10/15/2053	3.930%	5,674,457	6,049,116
Goodgreen Trust(a)
Series 2020-1A Class A
04/15/2055	2.630%	7,814,199	7,931,363
Kayne CLO Ltd.(a),(b)
Series 2020-9A Class B1
3-month USD LIBOR + 1.900% Floor 1.900% 01/15/2034	2.138%	8,600,000	8,626,015
KKR CLO 30 Ltd.(a),(b)
Series 2030A Class B1
3-month USD LIBOR + 2.000% Floor 2.000% 10/17/2031	2.236%	9,500,000	9,528,652
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class BR
3-month USD LIBOR + 1.600% Floor 1.600% 01/15/2033	1.837%	3,800,000	3,767,388
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	71

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magnetite VIII Ltd.(a),(b)
Series 2014-8A Class BR2
3-month USD LIBOR + 1.500% Floor 1.500% 04/15/2031	1.737%	2,950,000	2,938,545
Magnetite XXIV Ltd.(a),(b)
Series 2019-24A Class B
3-month USD LIBOR + 1.850% Floor 1.850% 01/15/2033	2.087%	5,750,000	5,757,832
Series 2019-24A Class C
3-month USD LIBOR + 2.550% Floor 2.550% 01/15/2033	2.787%	5,250,000	5,264,254
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	1,128,481	1,130,554
Octagon Investment Partners 24 Ltd.(a),(b)
Series 2020-1A Class BS
3-month USD LIBOR + 1.900% Floor 1.900% 04/21/2031	2.109%	5,600,000	5,601,518
Octagon Investment Partners 45 Ltd.(a),(b)
Series 2019-1A Class B1
3-month USD LIBOR + 1.850% Floor 1.850% 10/15/2032	2.087%	3,850,000	3,853,950
Octagon Investment Partners 47 Ltd.(a),(b)
Series 2020-1A Class A1
3-month USD LIBOR + 1.850% Floor 1.850% 04/20/2031	2.068%	6,500,000	6,526,331
Reese Park CLO LTD.(a),(b)
Series 2020-1A Class C1
3-month USD LIBOR + 2.450% Floor 2.450% 10/15/2032	2.691%	5,700,000	5,713,412
Rockford Tower CLO Ltd.(a),(b)
Series 2018-1A Class C
3-month USD LIBOR + 2.050% 05/20/2031	2.274%	750,000	741,986
Series 2020-1A Class C
3-month USD LIBOR + 2.350% Floor 2.350% 01/20/2032	3.100%	5,125,000	5,124,954
Sierra Timeshare Receivables Funding LLC(a)
Series 2018-2A Class B
06/20/2035	3.650%	3,195,959	3,143,485
Series 2019-2A Class C
05/20/2036	3.120%	3,632,832	3,658,634
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2018-3A Class B
09/20/2035	3.870%	2,712,527	2,798,473
Voya CLO Ltd.(a),(b)
Series 2013-2A Class A2AR
3-month USD LIBOR + 1.400% Floor 1.400% 04/25/2031	1.615%	5,550,000	5,439,921
VSE Mortgage LLC(a)
Subordinated, Series 2017-A Class B
03/20/2035	2.630%	4,357,338	4,233,767
Total Asset-Backed Securities — Non-Agency (Cost $187,611,934)			188,503,700

Commercial Mortgage-Backed Securities - Non-Agency 1.7%

FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
09/17/2025	2.241%	6,450,000	6,531,758
Subordinated Series 2020-SFR2 Class E
10/19/2037	2.668%	21,100,000	21,046,406
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	10,650,000	10,792,482
Tricon American Homes LLC(a)
Series 2020-SFR1 Class D
07/17/2038	2.548%	7,200,000	7,254,771
Tricon American Homes Trust(a)
Subordinated Series 2020-SFR2 Class D
11/17/2039	2.281%	7,500,000	7,400,029
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $53,091,529)			53,025,446

Corporate Bonds & Notes 44.8%

Aerospace & Defense 0.5%
Boeing Co. (The)
05/01/2030	5.150%	1,310,000	1,585,610
05/01/2050	5.805%	3,100,000	4,268,763
L3Harris Technologies, Inc.
01/15/2031	1.800%	1,090,000	1,106,968
United Technologies Corp.
11/16/2028	4.125%	4,310,000	5,140,742
04/15/2040	5.700%	1,770,000	2,593,802
Total			14,695,885
Airlines 0.4%
Delta Air Lines, Inc.
01/15/2026	7.375%	1,000,000	1,145,691
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	4,843,000	5,192,891

The accompanying Notes to Financial Statements are an integral part of this statement.
72	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southwest Airlines Co.
06/15/2027	5.125%	4,110,000	4,880,109
United Airlines, Inc. Pass-Through Trust
09/03/2022	4.625%	1,605,887	1,612,926
Total			12,831,617
Apartment REIT 0.1%
Essex Portfolio LP
05/01/2023	3.250%	2,805,000	2,952,498
Automotive 1.1%
BorgWarner, Inc.
07/01/2027	2.650%	1,780,000	1,919,279
Cummins, Inc.
09/01/2050	2.600%	3,410,000	3,471,644
Ford Motor Credit Co. LLC
08/03/2022	2.979%	3,300,000	3,356,040
11/01/2022	3.350%	1,720,000	1,746,370
11/13/2025	3.375%	5,050,000	5,159,910
11/13/2030	4.000%	2,970,000	3,120,478
General Motors Co.
04/01/2038	5.150%	1,970,000	2,364,842
General Motors Financial Co., Inc.
06/20/2025	2.750%	3,650,000	3,895,127
08/20/2027	2.700%	5,360,000	5,667,055
Nissan Motor Co., Ltd.(a)
09/17/2027	4.345%	1,640,000	1,803,252
Total			32,503,997
Banking 6.7%
Banco Santander SA
05/28/2025	2.746%	4,915,000	5,257,544
Banistmo SA(a)
07/31/2027	4.250%	3,000,000	3,215,236
Bank of America Corp.(e)
06/19/2026	1.319%	5,804,000	5,910,924
12/20/2028	3.419%	5,767,000	6,505,083
02/13/2031	2.496%	5,198,000	5,517,360
06/19/2041	2.676%	7,405,000	7,717,414
12/31/2049	5.200%	7,230,000	7,542,805
BNP Paribas SA(a),(e)
Subordinated
08/12/2035	2.588%	4,770,000	4,863,029
BPCE SA(a),(e)
10/06/2026	1.652%	2,410,000	2,462,116
BPCE SA(a)
Subordinated
07/21/2024	5.150%	3,930,000	4,475,544
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(e)
04/08/2026	3.106%	80,000	87,562
10/27/2028	3.520%	4,225,000	4,770,170
06/03/2031	2.572%	5,140,000	5,478,041
Citigroup, Inc.(b)
3-month USD LIBOR + 4.095% 12/31/2049	4.316%	6,410,000	6,405,949
Credit Suisse Group AG(a),(e)
09/11/2025	2.593%	2,500,000	2,631,261
06/05/2026	2.193%	9,450,000	9,874,252
DNB Bank ASA(a),(e)
09/16/2026	1.127%	3,100,000	3,132,325
FNB Corp.
02/24/2023	2.200%	3,900,000	3,979,617
Goldman Sachs Group, Inc. (The)
11/16/2026	3.500%	8,425,000	9,458,514
02/07/2030	2.600%	5,213,000	5,608,512
Goldman Sachs Group, Inc. (The)(e)
12/09/2026	1.093%	4,735,000	4,788,778
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 3.922% 12/31/2049	4.128%	10,917,000	10,884,110
HSBC Holdings PLC(e)
09/22/2028	2.013%	2,329,000	2,384,666
JPMorgan Chase & Co.(e)
06/01/2028	2.182%	6,520,000	6,920,187
04/22/2031	2.522%	5,695,000	6,112,077
12/31/2049	4.600%	13,379,000	13,784,669
Lloyds Banking Group PLC(e)
02/05/2026	2.438%	4,448,000	4,702,443
Morgan Stanley(e)
04/28/2026	2.188%	7,960,000	8,413,998
02/13/2032	1.794%	5,850,000	5,896,943
Morgan Stanley(b)
Junior Subordinated
3-month USD LIBOR + 3.610% 12/31/2049	3.847%	10,075,000	10,008,848
Royal Bank of Scotland Group PLC(e)
05/22/2024	2.359%	1,098,000	1,142,148
Santander UK Group Holdings PLC(e)
08/21/2026	1.532%	3,440,000	3,506,031
Synchrony Financial
07/25/2022	2.850%	4,426,000	4,573,825
Wells Fargo & Co.(e)
04/30/2026	2.188%	3,165,000	3,331,273
06/02/2028	2.393%	2,875,000	3,059,576
04/30/2041	3.068%	2,770,000	3,003,369
Wells Fargo & Co.
10/23/2026	3.000%	5,675,000	6,288,278

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	73

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
08/15/2023	4.125%	2,510,000	2,739,621
Total			206,434,098
Brokerage/Asset Managers/Exchanges 0.9%
Ares Finance Co. II LLC(a)
06/15/2030	3.250%	2,700,000	2,847,944
CI Financial Corp.
12/17/2030	3.200%	7,480,000	7,654,782
LPL Holdings, Inc.(a)
11/15/2027	4.625%	7,674,000	7,937,090
Owl Rock Technology Finance Corp.(a)
12/15/2025	4.750%	5,940,000	6,213,986
06/17/2026	3.750%	2,750,000	2,764,784
Total			27,418,586
Building Materials 0.8%
Builders FirstSource, Inc.(a)
03/01/2030	5.000%	4,980,000	5,389,245
Cemex SAB de CV(a)
09/17/2030	5.200%	4,940,000	5,430,399
LBM Acquisition LLC(a)
01/15/2029	6.250%	1,800,000	1,867,567
Martin Marietta Materials, Inc.
03/15/2030	2.500%	1,371,000	1,460,086
Standard Industries, Inc.(a)
01/15/2028	4.750%	4,490,000	4,739,880
07/15/2030	4.375%	600,000	642,051
01/15/2031	3.375%	1,200,000	1,215,791
Vulcan Materials Co.
06/01/2030	3.500%	2,730,000	3,123,734
Total			23,868,753
Cable and Satellite 2.3%
Cable Onda SA(a)
01/30/2030	4.500%	2,800,000	3,092,244
Cablevision Systems Corp.
09/15/2022	5.875%	7,038,000	7,455,549
CCO Holdings LLC/Capital Corp.(a)
02/15/2026	5.750%	7,180,000	7,414,782
02/01/2031	4.250%	3,900,000	4,109,369
Charter Communications Operating LLC/Capital
03/01/2050	4.800%	5,000,000	5,938,454
Comcast Corp.
01/15/2027	2.350%	5,920,000	6,371,251
07/15/2036	3.200%	2,026,000	2,295,730
04/01/2040	3.750%	1,100,000	1,326,326
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(a)
12/01/2030	4.625%	4,360,000	4,560,228
Sirius XM Radio, Inc.(a)
08/01/2027	5.000%	11,557,000	12,265,120
Time Warner Cable LLC
09/15/2042	4.500%	1,737,000	2,023,719
Virgin Media Vendor Financing Notes IV DAC(a)
07/15/2028	5.000%	8,715,000	9,050,825
VTR Finance NV(a)
07/15/2028	6.375%	5,330,000	5,818,877
Total			71,722,474
Chemicals 0.5%
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	850,000	853,574
CF Industries, Inc.(a)
12/01/2026	4.500%	2,080,000	2,468,907
CF Industries, Inc.
03/15/2034	5.150%	1,750,000	2,150,090
Dow Chemical Co. (The)
11/15/2050	3.600%	4,570,000	5,124,107
Nutrition & Biosciences, Inc.(a)
10/15/2027	1.832%	1,460,000	1,504,250
Westlake Chemical Corp.
06/15/2030	3.375%	2,570,000	2,839,418
Total			14,940,346
Construction Machinery 0.1%
Ashtead Capital, Inc.(a)
08/15/2025	4.125%	3,050,000	3,136,783
Consumer Cyclical Services 0.2%
QVC, Inc.
09/01/2028	4.375%	4,725,000	4,902,612
Consumer Products 0.1%
Energizer Holdings, Inc.(a)
06/15/2028	4.750%	3,745,000	3,940,697
Diversified Manufacturing 0.7%
Acuity Brands Lighting, Inc.
12/15/2030	2.150%	3,390,000	3,438,693
Carlisle Companies, Inc.
03/01/2030	2.750%	2,380,000	2,554,068
Flowserve Corp.
10/01/2030	3.500%	2,990,000	3,199,604
General Electric Co.
05/01/2030	3.625%	3,240,000	3,693,193
05/01/2050	4.350%	1,540,000	1,862,906

The accompanying Notes to Financial Statements are an integral part of this statement.
74	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lennox International, Inc.
08/01/2027	1.700%	1,160,000	1,184,415
Wabtec Corp.(e)
09/15/2028	4.950%	3,657,000	4,327,103
Westinghouse Air Brake Technologies Corp.
06/15/2025	3.200%	1,240,000	1,336,679
Total			21,596,661
Electric 3.0%
AEP Texas, Inc.
07/01/2030	2.100%	2,930,000	3,059,187
Ameren Corp.
01/15/2031	3.500%	3,830,000	4,414,625
Berkshire Hathaway Energy Co.
07/15/2048	3.800%	2,490,000	2,977,413
CenterPoint Energy, Inc.
11/01/2028	4.250%	3,058,000	3,627,516
Commonwealth Edison Co.
11/15/2049	3.200%	2,900,000	3,261,370
Dominion Energy, Inc.
08/01/2041	4.900%	2,650,000	3,471,177
DPL, Inc.(a)
07/01/2025	4.125%	1,980,000	2,140,541
DTE Electric Co.
03/01/2030	2.250%	2,770,000	2,973,671
Duke Energy Florida LLC
06/15/2030	1.750%	3,180,000	3,240,015
11/15/2042	3.850%	1,610,000	1,925,893
Duke Energy Progress LLC
12/01/2044	4.150%	3,385,000	4,315,466
EDP Finance BV(a)
01/24/2028	1.710%	4,100,000	4,115,621
Entergy Arkansas LLC
06/15/2051	2.650%	1,500,000	1,532,625
Entergy Texas, Inc.
03/15/2031	1.750%	2,780,000	2,785,311
Exelon Corp.
04/15/2046	4.450%	960,000	1,225,508
FEL Energy VI Sarl(a)
12/01/2040	5.750%	4,700,000	4,970,562
Florida Power & Light Co.
02/01/2042	4.125%	1,840,000	2,340,771
10/01/2049	3.150%	1,150,000	1,328,923
IPALCO Enterprises, Inc.(a)
05/01/2030	4.250%	3,110,000	3,604,603
MidAmerican Energy Co.
10/15/2044	4.400%	1,090,000	1,417,155
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nevada Power Co.
05/01/2030	2.400%	1,932,000	2,076,894
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	4,400,000	4,907,429
Northern States Power Co.
06/01/2051	2.600%	1,380,000	1,460,539
NRG Energy, Inc.(a)
12/02/2025	2.000%	6,200,000	6,425,245
Oncor Electric Delivery Co. LLC
09/15/2049	3.100%	1,420,000	1,617,026
PacifiCorp
09/15/2030	2.700%	903,000	994,778
03/15/2051	3.300%	2,950,000	3,401,062
Potomac Electric Power Co.
03/15/2024	3.600%	2,050,000	2,224,401
Star Energy Geothermal Darajat II/Salak(a)
10/14/2038	4.850%	1,800,000	2,006,566
Virginia Electric and Power Co.
12/15/2050	2.450%	1,774,000	1,789,654
WEC Energy Group, Inc.
10/15/2027	1.375%	3,920,000	3,982,717
Xcel Energy, Inc.
06/01/2030	3.400%	3,000,000	3,447,265
Total			93,061,529
Environmental 0.4%
GFL Environmental, Inc.(a)
08/01/2028	4.000%	6,080,000	6,134,092
Waste Connections, Inc.
02/01/2030	2.600%	3,700,000	3,974,539
Waste Management, Inc.
11/15/2050	2.500%	1,230,000	1,231,046
Total			11,339,677
Finance Companies 2.3%
AerCap Ireland Capital DAC/Global Aviation Trust
02/15/2024	3.150%	2,900,000	3,045,237
Air Lease Corp.
01/15/2026	2.875%	3,487,000	3,689,279
Aircastle Ltd.(a)
08/11/2025	5.250%	7,946,000	8,742,951
Ares Capital Corp.
07/15/2025	3.250%	2,689,000	2,845,346
FS KKR Capital Corp.
01/15/2026	3.400%	7,400,000	7,354,121
GE Capital Funding LLC(a)
05/15/2030	4.400%	2,870,000	3,381,166

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	75

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	2,800,000	3,341,735
Goldman Sachs BDC, Inc.
01/15/2026	2.875%	3,860,000	3,938,509
Golub Capital BDC, Inc.
04/15/2024	3.375%	4,820,000	4,903,034
Navient Corp.
06/25/2025	6.750%	4,130,000	4,506,097
Owl Rock Capital Corp.
07/15/2026	3.400%	7,520,000	7,612,494
Park Aerospace Holdings Ltd.(a)
02/15/2024	5.500%	10,370,000	11,331,531
PennyMac Financial Services, Inc.(a)
10/15/2025	5.375%	4,570,000	4,827,259
SLM Corp.
10/29/2025	4.200%	2,455,000	2,595,528
Total			72,114,287
Food and Beverage 1.7%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	4,980,000	6,470,842
Anheuser-Busch InBev Worldwide, Inc.
01/23/2029	4.750%	4,690,000	5,785,542
Conagra Brands, Inc.
11/01/2027	1.375%	3,374,000	3,403,325
Constellation Brands, Inc.
12/01/2025	4.750%	1,470,000	1,739,631
Kraft Heinz Foods Co. (The)(a)
05/15/2027	3.875%	530,000	570,937
04/01/2030	3.750%	1,150,000	1,230,165
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	2,920,000	3,052,390
Mondelez International, Inc.
04/13/2030	2.750%	7,027,000	7,716,924
Post Holdings, Inc.(a)
04/15/2030	4.625%	5,560,000	5,848,266
Sysco Corp.
07/15/2026	3.300%	1,400,000	1,556,981
04/01/2030	5.950%	6,010,000	7,900,854
United Natural Foods, Inc.(a)
10/15/2028	6.750%	7,225,000	7,551,976
Total			52,827,833
Gaming 0.4%
International Game Technology PLC(a)
01/15/2029	5.250%	7,325,000	7,884,269
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Las Vegas Sands Corp.
08/08/2029	3.900%	3,940,000	4,235,354
Scientific Games International, Inc.(a)
11/15/2029	7.250%	1,506,000	1,650,519
Total			13,770,142
Health Care 2.0%
Acadia Healthcare Co., Inc.
02/15/2023	5.625%	2,800,000	2,807,560
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	3,351,000	3,602,588
AdaptHealth LLC(a),(c)
08/01/2029	4.625%	2,065,000	2,119,634
Cigna Corp.
03/15/2030	2.400%	2,790,000	2,969,301
CVS Health Corp.
03/25/2028	4.300%	1,416,000	1,678,317
08/21/2030	1.750%	2,540,000	2,551,029
03/25/2038	4.780%	3,080,000	3,900,441
DaVita, Inc.(a)
06/01/2030	4.625%	5,050,000	5,370,169
Dentsply Sirona, Inc.
06/01/2030	3.250%	2,910,000	3,240,129
IQVIA, Inc.(a)
05/15/2027	5.000%	6,600,000	7,022,278
Partners Healthcare System, Inc.
07/01/2049	3.192%	1,660,000	1,841,393
Syneos Health, Inc.(a)
01/15/2029	3.625%	700,000	701,707
Tenet Healthcare Corp.
06/15/2023	6.750%	3,380,000	3,628,305
Tenet Healthcare Corp.(a)
01/01/2026	4.875%	440,000	459,803
10/01/2028	6.125%	5,640,000	5,872,475
Universal Health Services, Inc.(a)
06/01/2026	5.000%	1,700,000	1,769,014
10/15/2030	2.650%	8,915,000	9,259,371
Zimmer Biomet Holdings, Inc.
03/20/2030	3.550%	2,255,000	2,555,910
Total			61,349,424
Healthcare Insurance 0.6%
Centene Corp.
01/15/2025	4.750%	3,260,000	3,344,602
12/15/2027	4.250%	3,496,000	3,720,982
12/15/2029	4.625%	2,340,000	2,594,922
02/15/2030	3.375%	2,314,000	2,433,908

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Molina Healthcare, Inc.
11/15/2022	5.375%	4,000,000	4,234,413
UnitedHealth Group, Inc.
07/15/2045	4.750%	510,000	716,935
Total			17,045,762
Healthcare REIT 0.7%
Healthcare Trust of America Holdings LP
03/15/2031	2.000%	4,199,000	4,198,945
MPT Operating Partnership LP/Finance Corp.
10/15/2027	5.000%	7,155,000	7,610,286
03/15/2031	3.500%	3,270,000	3,376,759
Omega Healthcare Investors, Inc.
02/01/2031	3.375%	3,600,000	3,780,103
Welltower, Inc.
01/15/2031	2.750%	3,010,000	3,197,907
Total			22,164,000
Home Construction 0.7%
D.R. Horton, Inc.
08/15/2023	5.750%	1,350,000	1,512,107
DR Horton, Inc.
10/15/2024	2.500%	3,030,000	3,233,655
Lennar Corp.
11/29/2027	4.750%	2,000,000	2,363,983
Mattamy Group Corp.(a)
03/01/2030	4.625%	4,765,000	5,090,154
MDC Holdings, Inc.
01/15/2030	3.850%	2,660,000	2,958,406
Toll Brothers Finance Corp.
02/15/2028	4.350%	2,268,000	2,524,613
11/01/2029	3.800%	2,290,000	2,481,872
Total			20,164,790
Independent Energy 0.4%
Aker BP ASA(a)
01/15/2030	3.750%	3,890,000	4,097,339
01/15/2031	4.000%	1,430,000	1,549,301
Diamondback Energy, Inc.
05/31/2025	4.750%	2,170,000	2,440,754
12/01/2029	3.500%	3,360,000	3,591,373
Encana Corp.
02/01/2038	6.500%	670,000	748,658
Total			12,427,425
Integrated Energy 0.3%
BP Capital Markets America, Inc.
06/04/2051	2.939%	2,520,000	2,577,181
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BP Capital Markets PLC(e)
12/31/2049	4.375%	3,330,000	3,550,156
Chevron Corp.
05/11/2027	1.995%	2,080,000	2,205,770
Total			8,333,107
Life Insurance 1.1%
Athene Global Funding(a)
11/19/2030	2.550%	3,400,000	3,419,658
Athene Holding Ltd.
01/15/2031	3.500%	7,410,000	7,873,746
AXA Equitable Holdings, Inc.
04/20/2048	5.000%	1,671,000	2,184,777
Great-West Lifeco US Finance 2020 LP(a)
08/12/2025	0.904%	3,859,000	3,879,134
Lincoln National Corp.
03/01/2048	4.350%	4,000,000	5,109,163
Protective Life Global Funding(a)
09/21/2030	1.737%	4,700,000	4,730,352
Prudential Financial, Inc.(e)
Junior Subordinated
09/15/2042	5.875%	3,800,000	4,067,057
Teachers Insurance & Annuity Association of America(a)
Subordinated
05/15/2050	3.300%	2,367,000	2,597,522
Total			33,861,409
Lodging 0.4%
Hilton Domestic Operating Co., Inc.(a)
05/01/2031	4.000%	6,190,000	6,527,496
Marriott International, Inc.
10/15/2032	3.500%	4,072,000	4,455,588
Total			10,983,084
Media and Entertainment 1.7%
CBS Corp.
08/15/2024	3.700%	2,450,000	2,683,986
Discovery Communications LLC
09/20/2047	5.200%	3,670,000	4,764,871
Lamar Media Corp.
02/15/2028	3.750%	7,325,000	7,527,903
Netflix, Inc.(a)
06/15/2025	3.625%	9,950,000	10,611,499
Netflix, Inc.
04/15/2028	4.875%	2,066,000	2,330,291
Sinclair Television Group, Inc.(a)
12/01/2030	4.125%	4,605,000	4,709,730

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	77

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TEGNA, Inc.(a)
03/15/2026	4.750%	1,110,000	1,182,916
03/15/2028	4.625%	10,419,000	10,735,581
Viacom, Inc.
03/15/2043	4.375%	2,755,000	3,253,106
ViacomCBS, Inc.
05/15/2025	4.750%	3,565,000	4,138,836
Total			51,938,719
Metals and Mining 0.9%
Freeport-McMoRan, Inc.
08/01/2030	4.625%	2,070,000	2,280,515
GrafTech Finance, Inc.(a)
12/15/2028	4.625%	2,610,000	2,637,694
Minera Mexico SA de CV(a)
01/26/2050	4.500%	4,900,000	5,666,011
Newcrest Finance Pty Ltd.(a)
05/13/2050	4.200%	1,460,000	1,792,051
Novelis Corp.(a)
01/30/2030	4.750%	4,965,000	5,350,622
Steel Dynamics, Inc.
04/15/2030	3.450%	1,290,000	1,460,228
01/15/2031	3.250%	3,200,000	3,594,273
10/15/2050	3.250%	590,000	613,158
Teck Resources Ltd.
07/15/2030	3.900%	1,200,000	1,335,999
07/15/2041	6.250%	1,570,000	2,019,371
Total			26,749,922
Midstream 1.6%
AmeriGas Partners LP/Finance Corp.
05/20/2027	5.750%	471,000	537,174
Boardwalk Pipelines LP
02/15/2031	3.400%	1,521,000	1,582,555
Energy Transfer Operating LP
04/15/2029	5.250%	2,500,000	2,917,899
Energy Transfer Partners LP
02/01/2023	3.600%	4,370,000	4,570,589
03/15/2035	4.900%	1,500,000	1,653,621
Enterprise Products Operating LLC
03/15/2044	4.850%	3,890,000	4,806,779
Kinder Morgan Energy Partners LP
09/01/2039	6.500%	3,256,000	4,253,934
MPLX LP
08/15/2030	2.650%	2,420,000	2,542,089
04/15/2038	4.500%	1,320,000	1,515,111
03/01/2047	5.200%	2,590,000	3,191,224
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp.
09/15/2030	3.800%	5,280,000	5,656,952
Sabine Pass Liquefaction LLC
03/01/2025	5.625%	5,180,000	6,047,797
Sabine Pass Liquefaction LLC(a)
05/15/2030	4.500%	1,800,000	2,139,731
Sunoco Logistics Partners Operations LP
10/01/2027	4.000%	1,400,000	1,530,718
Tallgrass Energy Partners LP/Finance Corp.(a)
12/31/2030	6.000%	2,000,000	2,059,263
Targa Resources Partners LP/Finance Corp.
01/15/2029	6.875%	957,000	1,076,860
Transcontinental Gas Pipe Line Co. LLC
05/15/2030	3.250%	2,140,000	2,397,127
Total			48,479,423
Natural Gas 0.5%
Infraestructura Energetica Nova SAB de CV(a)
01/15/2051	4.750%	3,400,000	3,730,592
NiSource Finance Corp.
02/01/2045	5.650%	3,010,000	4,339,174
Sempra Energy
10/01/2022	2.875%	1,830,000	1,899,457
06/15/2027	3.250%	3,400,000	3,794,517
Southern Co. Gas Capital Corp.
01/15/2031	1.750%	3,010,000	3,035,390
10/01/2046	3.950%	140,000	164,694
Total			16,963,824
Office REIT 0.4%
Alexandria Real Estate Equities, Inc.
07/01/2030	4.700%	805,000	999,379
Highwoods Realty LP
02/01/2031	2.600%	4,520,000	4,589,837
Kilroy Realty LP
01/15/2023	3.800%	2,890,000	3,019,842
08/15/2029	4.250%	2,661,000	3,060,706
Total			11,669,764
Oil Field Services 0.2%
Baker Hughes, a GE Co., LLC/Obligor, Inc.
11/07/2029	3.138%	1,783,000	1,960,011
Geopark Ltd.(a)
09/21/2024	6.500%	2,766,000	2,867,572
Total			4,827,583

The accompanying Notes to Financial Statements are an integral part of this statement.
78	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.1%
Quanta Services, Inc.
10/01/2030	2.900%	2,660,000	2,856,155
Other REIT 0.2%
CubeSmart LP
02/15/2031	2.000%	3,115,000	3,123,115
Host Hotels & Resorts LP
10/15/2023	3.750%	4,020,000	4,237,831
Total			7,360,946
Other Utility 0.2%
Essential Utilities, Inc.
04/15/2030	2.704%	4,440,000	4,816,205
Packaging 0.5%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	2,200,000	2,295,041
08/15/2027	5.250%	5,173,000	5,412,311
Ball Corp.
08/15/2030	2.875%	1,200,000	1,199,959
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	2,130,000	2,286,869
Berry Global, Inc.(a)
01/15/2026	1.570%	1,610,000	1,624,213
Crown Americas LLC/Capital Corp. V
09/30/2026	4.250%	2,780,000	3,059,721
Total			15,878,114
Paper 0.2%
Georgia-Pacific LLC(a)
04/30/2027	2.100%	3,300,000	3,488,064
WRKCo, Inc.
09/15/2024	3.000%	1,640,000	1,763,490
Total			5,251,554
Pharmaceuticals 2.2%
AbbVie, Inc.
11/21/2029	3.200%	3,065,000	3,452,417
11/06/2042	4.400%	2,870,000	3,596,573
Bristol-Myers Squibb Co.
11/13/2030	1.450%	3,920,000	3,936,039
11/13/2050	2.550%	2,593,000	2,649,828
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	7,270,000	7,674,452
Elanco Animal Health, Inc.(e)
08/27/2021	4.912%	2,800,000	2,859,717
08/28/2028	5.900%	4,060,000	4,822,137
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Emergent BioSolutions, Inc.(a)
08/15/2028	3.875%	5,517,000	5,711,466
Gilead Sciences, Inc.
03/01/2026	3.650%	6,830,000	7,744,376
10/01/2030	1.650%	3,408,000	3,414,894
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2028	5.000%	6,570,000	7,070,541
Royalty Pharma PLC(a)
09/02/2030	2.200%	5,120,000	5,256,238
Upjohn, Inc.(a)
06/22/2030	2.700%	7,023,000	7,449,572
06/22/2050	4.000%	1,691,000	1,931,506
Total			67,569,756
Property & Casualty 0.1%
Kemper Corp.
09/30/2030	2.400%	2,000,000	2,030,993
Liberty Mutual Group, Inc.(a)
06/15/2049	4.500%	1,610,000	2,015,769
Total			4,046,762
Railroads 0.6%
Burlington Northern Santa Fe LLC
09/15/2041	4.950%	2,350,000	3,239,528
04/01/2045	4.150%	3,985,000	5,192,117
CSX Corp.
06/01/2027	3.250%	3,400,000	3,840,592
05/15/2051	2.500%	2,530,000	2,517,331
Norfolk Southern Corp.
05/15/2050	3.050%	1,750,000	1,914,773
Union Pacific Corp.
08/15/2039	3.550%	2,390,000	2,757,398
Total			19,461,739
Refining 0.2%
HollyFrontier Corp.
10/01/2030	4.500%	3,140,000	3,310,269
Valero Energy Corp.
03/15/2024	1.200%	3,798,000	3,825,962
Total			7,136,231
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	4.375%	2,620,000	2,698,753
Retail REIT 0.9%
Federal Realty Investment Trust
08/01/2046	3.625%	3,435,000	3,589,662

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	79

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Realty Income Corp.
01/15/2031	3.250%	1,220,000	1,385,304
Regency Centers LP
06/15/2030	3.700%	3,500,000	3,957,697
Retail Properties of America, Inc.
03/15/2025	4.000%	3,362,000	3,452,703
Spirit Realty LP
02/15/2031	3.200%	3,900,000	4,140,076
STORE Capital Corp.
11/18/2030	2.750%	4,530,000	4,603,714
VEREIT Operating Partnership LP
01/15/2028	3.400%	3,951,000	4,360,558
06/15/2028	2.200%	2,020,000	2,066,804
Total			27,556,518
Retailers 0.7%
Costco Wholesale Corp.
04/20/2030	1.600%	3,810,000	3,906,615
Home Depot Inc (The)
04/15/2050	3.350%	4,770,000	5,690,599
Home Depot, Inc. (The)
06/15/2047	3.900%	240,000	307,401
Lowe’s Companies, Inc.
04/15/2028	1.300%	3,183,000	3,201,894
PVH Corp.
07/10/2025	4.625%	2,330,000	2,622,849
Target Corp.
02/15/2030	2.350%	4,150,000	4,537,363
Walmart, Inc.
06/29/2048	4.050%	120,000	162,417
Total			20,429,138
Supermarkets 0.3%
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	1,840,000	1,868,618
02/15/2030	4.875%	5,036,000	5,541,642
Kroger Co. (The)
10/15/2046	3.875%	2,200,000	2,593,766
Total			10,004,026
Technology 2.8%
Broadcom, Inc.
11/15/2025	3.150%	4,830,000	5,274,602
11/15/2030	4.150%	3,871,000	4,475,999
CommScope Finance LLC(a)
03/01/2024	5.500%	7,100,000	7,316,524
Dell International LLC/EMC Corp.(a)
06/15/2023	5.450%	5,479,000	6,061,536
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EMC Corp.
06/01/2023	3.375%	6,260,000	6,536,573
Equinix, Inc.
05/15/2027	5.375%	2,615,000	2,846,033
Fiserv, Inc.
07/01/2029	3.500%	1,788,000	2,053,760
International Business Machines Corp.
05/15/2027	1.700%	5,930,000	6,159,477
Iron Mountain, Inc.(a)
07/15/2028	5.000%	7,611,000	8,066,037
Microchip Technology, Inc.(a)
09/01/2023	2.670%	5,790,000	6,063,447
09/01/2025	4.250%	7,020,000	7,420,287
Oracle Corp.
07/15/2046	4.000%	4,485,000	5,496,837
Rackspace Technology Global, Inc.(a)
12/01/2028	5.375%	2,661,000	2,787,188
Seagate HDD Cayman
03/01/2024	4.875%	1,255,000	1,363,406
01/01/2025	4.750%	2,640,000	2,876,548
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	11,660,000	12,114,870
Total			86,913,124
Transportation Services 0.2%
Rumo Luxembourg Sarl(a)
01/10/2028	5.250%	2,400,000	2,600,285
XPO Logistics, Inc.(a)
05/01/2025	6.250%	3,358,000	3,611,678
Total			6,211,963
Treasury 0.1%
Jordan Government International Bond(a)
10/10/2047	7.375%	3,000,000	3,504,287
Wireless 0.6%
SBA Communications Corp.(a)
02/15/2027	3.875%	3,585,000	3,753,652
Sprint Corp.
02/15/2025	7.625%	6,350,000	7,599,400
T-Mobile USA, Inc.(a)
02/15/2031	2.550%	3,290,000	3,457,300
Vodafone Group PLC
02/19/2043	4.375%	2,505,000	3,108,368
Total			17,918,720

The accompanying Notes to Financial Statements are an integral part of this statement.
80	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 1.1%
AT&T, Inc.
06/01/2031	2.750%	5,985,000	6,395,314
AT&T, Inc.(a)
09/15/2055	3.550%	884,000	887,842
12/01/2057	3.800%	6,548,000	6,839,571
Telecom Italia SpA(a)
05/30/2024	5.303%	4,676,000	5,094,112
Telefonica Emisiones SAU
02/16/2021	5.462%	3,310,000	3,329,236
Verizon Communications, Inc.
11/01/2034	4.400%	5,366,000	6,699,020
11/20/2040	2.650%	3,456,000	3,491,554
Verizon Communications, Inc.(a)
10/30/2056	2.987%	2,065,000	2,078,454
Total			34,815,103
Total Corporate Bonds & Notes (Cost $1,304,265,032)			1,375,445,805

Exchange-Traded Equity Funds 0.5%
	Shares	Value ($)
Preferred Stock 0.5%
iShares US Preferred Stock ETF	417,300	16,070,223
Total Exchange-Traded Equity Funds (Cost $15,557,904)		16,070,223

Exchange-Traded Fixed Income Funds 2.0%

High Yield 2.0%
iShares iBoxx $ High Yield Corporate Bond ETF	707,700	61,782,210
Total Exchange-Traded Fixed Income Funds (Cost $61,188,874)		61,782,210

Foreign Government Obligations(f) 2.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chile 0.1%
Chile Government International Bond
09/14/2021	3.250%	2,300,000	2,351,715
Colombia 0.1%
Ecopetrol SA
05/28/2045	5.875%	1,750,000	2,117,557
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/25/2027	5.950%	2,400,000	2,833,240
Foreign Government Obligations(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Egypt 0.2%
Egypt Government International Bond(a)
01/31/2027	7.500%	1,000,000	1,155,173
01/31/2047	8.500%	4,000,000	4,542,214
Total			5,697,387
Jordan 0.1%
Jordan Government International Bond(a)
10/10/2047	7.375%	2,500,000	2,920,239
Mexico 1.0%
Petroleos Mexicanos
02/04/2021	6.375%	10,098,000	10,135,431
01/24/2022	4.875%	6,259,000	6,432,467
01/30/2023	3.500%	3,000,000	3,058,501
03/13/2027	6.500%	9,400,000	9,910,085
Petroleos Mexicanos(a)
10/16/2025	6.875%	2,310,000	2,530,996
Total			32,067,480
Namibia 0.1%
Namibia International Bonds(a)
10/29/2025	5.250%	2,200,000	2,362,921
Netherlands 0.1%
Petrobras Global Finance BV
01/03/2031	5.600%	1,600,000	1,837,900
Norway 0.1%
Equinor ASA
11/18/2049	3.250%	1,590,000	1,769,150
Russian Federation 0.1%
Russian Foreign Bond - Eurobond(a)
06/23/2047	5.250%	3,200,000	4,437,240
Serbia 0.0%
Serbia International Bond(a)
09/28/2021	7.250%	200,000	209,639
Tunisia 0.1%
Banque Centrale de Tunisie International Bond(a)
01/30/2025	5.750%	3,600,000	3,279,474
Turkey 0.1%
Turkey Government International Bond
03/17/2036	6.875%	3,000,000	3,273,154

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	81

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Foreign Government Obligations(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.1%
U.S. Treasury
08/31/2027	0.500%	4,000,000	3,975,000
Total Foreign Government Obligations (Cost $65,982,056)			69,132,096

Inflation-Indexed Bonds 5.0%

United States 5.0%
U.S. Treasury Inflation-Indexed Bond
04/15/2024	0.500%	20,132,385	21,584,876
07/15/2029	0.250%	27,077,736	30,673,652
01/15/2030	0.125%	30,362,100	33,884,115
07/15/2030	0.125%	59,919,810	67,258,159
Total			153,400,802
Total Inflation-Indexed Bonds (Cost $147,903,629)			153,400,802

Municipal Bonds 1.7%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
California State University
Taxable Refunding Revenue Bonds
Series 2020B
11/01/2051	2.975%	2,250,000	2,403,000
Los Angeles Community College District
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2049	6.750%	800,000	1,437,648
Rutgers, The State University of New Jersey
Revenue Bonds
Build America Bonds
Series 2010
05/01/2040	5.665%	525,000	727,204
Total			4,567,852
Hospital 0.2%
Escambia County Health Facilities Authority
Taxable Refunding Revenue Bonds
Health Care Facilities
Series 2020 (AGM)
08/15/2040	3.607%	2,170,000	2,277,632
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	3,200,000	3,599,232
Total			5,876,864
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.1%
City of Chicago
Unlimited General Obligation Bonds
Taxable
01/01/2029	7.045%	860,000	933,289
City of Houston
Limited General Obligation Bonds
Taxable
Series 2017
03/01/2047	3.961%	800,000	988,208
Total			1,921,497
Municipal Power 0.0%
Sacramento Municipal Utility District
Revenue Bonds
Build America Bonds
Series 2010
05/15/2036	6.156%	900,000	1,287,918
Other Bond Issue 0.1%
City of San Francisco Public Utilities Commission Water
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.000%	1,050,000	1,480,069
San Diego County Regional Airport Authority
Revenue Bonds
Taxable Senior Consolidated Rental Car Facility
Series 2014
07/01/2043	5.594%	935,000	989,352
Total			2,469,421
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 168th
Series 2011
10/01/2051	4.926%	2,000,000	2,785,040
Sales Tax 0.1%
Santa Clara Valley Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
04/01/2032	5.876%	2,220,000	2,844,086
Special Non Property Tax 0.2%
Missouri Highway & Transportation Commission
Revenue Bonds
Build America Bonds
Series 2009
05/01/2033	5.445%	1,700,000	2,246,176

The accompanying Notes to Financial Statements are an integral part of this statement.
82	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority
Unrefunded Revenue Bonds
Taxable
Series 2019F
02/15/2043	3.190%	3,015,000	3,287,797
Total			5,533,973
State Appropriated 0.1%
Kentucky Turnpike Authority
Revenue Bonds
Build America Bonds
Series 2010B
07/01/2030	5.722%	2,050,000	2,536,240
State General Obligation 0.3%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	3,445,000	5,686,420
Taxable
Series 2018
04/01/2038	4.600%	2,335,000	2,807,511
Total			8,493,931
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Build America Bonds
Series 2010
11/15/2040	6.687%	1,650,000	2,155,247
Turnpike / Bridge / Toll Road 0.3%
Bay Area Toll Authority
Revenue Bonds
Build America Bonds
Subordinated Series 2010-S1
04/01/2040	6.918%	1,265,000	1,974,349
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Taxable Toll Road
Series 2019A
01/15/2049	4.094%	2,285,000	2,453,747
Grand Parkway Transportation Corp.
Taxable Refunding Revenue Bonds
Subordinate Tier Toll
Series 2020
10/01/2052	3.236%	1,715,000	1,793,564
New Jersey Turnpike Authority
Revenue Bonds
Taxable Build America Bonds
Series 2009
01/01/2040	7.414%	1,275,000	2,138,175
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio Turnpike & Infrastructure Commission
Taxable Refunding Revenue Bonds
Junior Lien - Infrastructure Projects
Series 2020
02/15/2048	3.216%	2,640,000	2,690,899
Total			11,050,734
Water & Sewer 0.0%
Ohio Water Development Authority Water Pollution Control
Revenue Bonds
Taxable Loan Fund-Water Quality
Series 2010B-2
12/01/2034	4.879%	1,160,000	1,419,202
Total Municipal Bonds (Cost $44,934,210)			52,942,005

Residential Mortgage-Backed Securities - Agency 26.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
11/01/2022- 06/01/2033	5.000%	432,643	483,074
03/01/2034- 08/01/2038	5.500%	1,519,753	1,780,458
02/01/2038	6.000%	471,810	560,698
10/01/2048	4.000%	3,805,554	4,062,151
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.250% Cap 10.856% 07/01/2036	2.636%	1,087,968	1,147,186
12-month USD LIBOR + 1.868% Cap 10.017% 07/01/2036	2.992%	1,083,009	1,140,851
1-year CMT + 2.135% Cap 10.686% 10/01/2036	2.347%	796,769	839,348
1-year CMT + 2.255% Cap 10.164% 04/01/2037	3.271%	907,685	955,678
12-month USD LIBOR + 1.771% Cap 10.939% 02/01/2038	3.135%	473,905	498,521
12-month USD LIBOR + 1.846% Cap 10.825% 06/01/2038	3.830%	277,786	292,508
12-month USD LIBOR + 1.880% Cap 8.638% 07/01/2040	2.649%	158,670	165,980
12-month USD LIBOR + 1.762% Cap 9.203% 09/01/2040	2.319%	186,677	194,759
12-month USD LIBOR + 1.880% Cap 7.542% 05/01/2041	3.650%	129,518	135,786

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	83

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12-month USD LIBOR + 1.861% Cap 9.301% 07/01/2041	3.213%	659,226	691,518
12-month USD LIBOR + 1.650% Cap 7.100% 12/01/2042	3.370%	709,480	734,913
12-month USD LIBOR + 1.640% Cap 6.862% 02/01/2043	3.640%	108,543	111,448
12-month USD LIBOR + 1.650% Cap 6.774% 06/01/2043	2.835%	98,856	99,492
Federal National Mortgage Association
09/01/2022- 05/01/2039	6.500%	422,335	506,376
07/01/2031- 01/01/2042	5.000%	12,480,879	14,392,041
04/01/2033- 01/01/2039	5.500%	5,886,688	6,875,497
07/01/2033- 09/01/2049	4.500%	28,247,121	30,988,587
12/01/2033- 09/01/2037	6.000%	2,653,953	3,165,580
03/01/2034- 09/01/2049	3.500%	66,599,179	71,326,702
10/01/2040- 07/01/2049	4.000%	54,974,471	59,225,274
12/01/2049- 08/01/2050	3.000%	128,248,938	134,946,864
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.565% Floor 1.565, Cap 11.201 06/01/2035	1.815%	1,751,946	1,811,842
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.179% 06/01/2035	1.821%	1,319,451	1,364,613
1-year CMT + 2.159% Floor 2.159%, Cap 9.633% 03/01/2038	2.652%	1,057,077	1,109,099
12-month USD LIBOR + 1.851% Floor 1.851%, Cap 9.125% 03/01/2040	2.274%	196,027	203,949
12-month USD LIBOR + 1.790% Floor 1.790%, Cap 8.632% 08/01/2040	2.535%	289,649	300,766
12-month USD LIBOR + 1.772% Floor 1.772%, Cap 8.788% 10/01/2040	2.321%	274,163	283,830
12-month USD LIBOR + 1.750% Floor 1.750%, Cap 8.175% 08/01/2041	2.461%	638,876	664,764
12-month USD LIBOR + 1.610% Floor 1.610%, Cap 8.182% 03/01/2047	3.182%	2,898,369	3,023,007
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12-month USD LIBOR + 1.610% Floor 1.610%, Cap 8.132% 04/01/2047	3.132%	2,684,834	2,801,979
CMO Series 2005-106 Class UF
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 11/25/2035	0.448%	660,905	662,123
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2015-HQ2 Class M3
1-month USD LIBOR + 3.250% 05/25/2025	3.398%	1,885,941	1,920,185
Government National Mortgage Association
07/20/2039- 10/20/2040	5.000%	5,279,614	6,043,279
02/15/2040- 06/15/2041	4.500%	11,903,965	13,511,059
07/15/2040- 11/20/2040	4.000%	5,407,538	5,951,313
04/20/2042- 03/20/2043	3.500%	13,619,795	14,818,020
07/20/2046- 02/20/2047	2.500%	15,987,123	17,072,541
Government National Mortgage Association TBA(c)
01/21/2051	2.500%	54,700,000	57,905,078
01/21/2051	3.000%	45,500,000	47,579,492
Uniform Mortgage-Backed Security TBA(c)
01/14/2051	2.000%	56,000,000	58,172,187
01/14/2051	2.500%	164,150,000	173,037,183
01/14/2051	3.000%	17,450,000	18,282,965
01/14/2051	3.500%	62,000,000	65,535,937
Total Residential Mortgage-Backed Securities - Agency (Cost $812,824,574)			827,376,501

Residential Mortgage-Backed Securities - Non-Agency 11.8%

Angel Oak Mortgage Trust(a),(d)
CMO Series 2019-5 Class M1
10/25/2049	3.304%	5,000,000	5,061,511
Arroyo Mortgage Trust(a),(d)
CMO Series 2019-2 Class M1
04/25/2049	4.760%	7,000,000	7,361,231
Bear Stearns Adjustable Rate Mortgage Trust(b)
CMO Series 2006-1 Class A1
1-year CMT + 2.250% Floor 2.250%, Cap 9.895% 02/25/2036	2.360%	1,334,341	1,362,402
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	3.500%	7,567,116	7,591,791
CMO Series 2018-1A Class M2
1-month USD LIBOR + 2.900% 04/25/2028	3.050%	19,215,000	19,226,633

The accompanying Notes to Financial Statements are an integral part of this statement.
84	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-4A Class M2A
1-month USD LIBOR + 2.600% Floor 2.600% 06/25/2030	2.750%	8,450,000	8,455,651
Citigroup Mortgage Loan Trust(a),(d)
Subordinated CMO Series 2015-PS1 Class B3
09/25/2042	5.250%	7,040,118	7,511,242
COLT Mortgage Loan Trust(a),(d)
CMO Series 2020-2 Class M1
03/25/2065	5.250%	6,050,000	6,438,751
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2020-SBT1 Class 2M2
1-month USD LIBOR + 3.650% 02/25/2040	3.798%	4,700,000	4,720,054
Credit Suisse First Boston Mortgage-Backed Trust(d)
CMO Series 2004-AR6 Class 2A1
10/25/2034	2.845%	285,542	295,925
Deephaven Residential Mortgage Trust(a),(d)
CMO Series 2020-2 Class M1
05/25/2065	4.112%	5,687,000	5,930,489
Subordinated CMO Series 2020-1 Class B1
01/25/2060	3.664%	4,000,000	4,010,579
Eagle Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% Floor 3.000% 11/25/2028	3.148%	8,130,000	8,158,666
Ellington Financial Mortgage Trust(a),(d)
CMO Series 2020-1 Class M1
06/25/2065	5.240%	3,700,000	3,915,710
Fannie Mae Connecticut Avenue Securities(b)
1-month USD LIBOR + 6.950% 08/25/2028	7.098%	3,031,622	3,219,674
CMO Series 14-C02 Class 1M2
1-month USD LIBOR + 2.600% Floor 2.600% 05/25/2024	2.748%	13,888,912	13,527,979
CMO Series 2014-C02 Class 2M2
1-month USD LIBOR + 2.600% Floor 2.600% 05/25/2024	2.748%	3,006,729	2,980,981
CMO Series 2014-C03 Class 1M2
1-month USD LIBOR + 3.000% Floor 3.000% 07/25/2024	3.148%	10,466,544	10,158,215
CMO Series 2014-C03 Class 2M2
1-month USD LIBOR + 2.900% Floor 2.900% 07/25/2024	3.048%	3,743,747	3,752,092
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-C04 Class 1M2
1-month USD LIBOR + 4.900% 11/25/2024	5.048%	2,388,096	2,449,650
CMO Series 2014-C04 Class 2M2
1-month USD LIBOR + 5.000% 11/25/2024	5.148%	4,342,898	4,450,894
CMO Series 2015-C02 Class 1M2
1-month USD LIBOR + 4.000% 05/25/2025	4.148%	1,661,825	1,690,757
CMO Series 2015-C03 Class 1M2
1-month USD LIBOR + 5.000% Floor 5.000% 07/25/2025	5.148%	3,205,119	3,290,861
CMO Series 2015-C04 Class 1M2
1-month USD LIBOR + 5.700% 04/25/2028	5.848%	5,078,552	5,418,656
CMO Series 2016-C01 Class 1M2
1-month USD LIBOR + 6.750% 08/25/2028	6.898%	2,907,673	3,117,416
CMO Series 2016-C03 Class 2M2
1-month USD LIBOR + 5.900% 10/25/2028	6.048%	1,838,373	1,931,927
CMO Series 2016-C06 Class 1M2
1-month USD LIBOR + 4.250% 04/25/2029	4.398%	7,641,263	8,000,005
CMO Series 2017-C03 Class 1M2
1-month USD LIBOR + 3.000% 10/25/2029	3.148%	2,505,951	2,533,923
CMO Series 2017-C06 Class 2M2
1-month USD LIBOR + 2.800% Floor 2.800% 02/25/2030	2.948%	7,757,914	7,816,707
CMO Series 2017-C07 Class 1M2
1-month USD LIBOR + 2.400% Floor 2.400% 05/25/2030	2.548%	1,760,012	1,749,651
Federal Home Loan Mortgage Corp. STACR REMIC Trust(a),(b)
CMO Series 2020-HQA4 Class M2
1-month USD LIBOR + 3.150% 09/25/2050	3.300%	3,050,000	3,078,155
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN3 Class M3
1-month USD LIBOR + 4.000% 08/25/2024	4.148%	4,504,628	4,595,256
CMO Series 2017-HQA2 Class M2
1-month USD LIBOR + 2.650% 12/25/2029	2.798%	7,600,000	7,474,154

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	85

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust(a),(b)
CMO Series 2020-HQA2 Class M2
1-month USD LIBOR + 3.100% 03/25/2050	3.248%	4,015,587	4,035,834
Flagstar Mortgage Trust(a)
CMO Series 2017-1 Class 1A5
03/25/2047	3.500%	336,670	340,353
Freddie Mac STACR Remic Trust(a),(b)
CMO Series 2020-DNA2 Class B1
1-month USD LIBOR + 2.500% Floor 2.500% 02/25/2050	2.648%	3,750,000	3,672,608
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA4 Class M2
1-month USD LIBOR + 3.750% Floor 3.750% 08/25/2050	3.898%	2,300,000	2,320,467
CMO Series 2020-HQA3 Class M2
1-month USD LIBOR + 3.600% 07/25/2050	3.748%	5,120,000	5,185,940
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	6.148%	1,500,000	1,582,366
Freddie Mac STACR Trust(a),(b)
CMO Series 2019-DNA2 Class B1
1-month USD LIBOR + 4.350% 03/25/2049	4.498%	2,300,000	2,323,037
Subordinated CMO Series 2019-FTR2 Class M2
1-month USD LIBOR + 2.150% 11/25/2048	2.298%	3,250,000	3,217,781
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2013-DN2 Class M2
1-month USD LIBOR + 4.250% 11/25/2023	4.398%	15,690,629	15,602,629
CMO Series 2014-DN2 Class M3
1-month USD LIBOR + 3.600% 04/25/2024	3.748%	6,140,825	6,098,234
CMO Series 2016-DNA3 Class M3
1-month USD LIBOR + 5.000% 12/25/2028	5.148%	7,023,989	7,338,845
CMO Series 2016-DNA4 Class M3
1-month USD LIBOR + 3.800% Floor 3.800% 03/25/2029	3.948%	9,497,869	9,831,992
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.148%	2,800,000	2,815,228
Subordinated CMO Series 2020-DNA3 Class B1
1-month USD LIBOR + 5.100% 06/25/2050	5.248%	5,696,000	5,895,150
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT LLC(a)
CMO Series 2019-NQM1 Class A3
02/25/2059	3.395%	10,012,673	10,189,244
Homeward Opportunities Fund I Trust(a),(d)
CMO Series 2019-3 Class A3
11/25/2059	3.031%	6,588,464	6,617,015
Imperial Fund Mortgage Trust(a),(d)
CMO Series 2020-NQM1 Class A3
10/25/2055	2.051%	6,727,422	6,747,915
CMO Series 2020-NQM1 Class M1
10/25/2055	3.531%	2,603,500	2,621,144
JPMorgan Mortgage Trust(d)
CMO Series 2005-S2 Class 3A1
02/25/2032	7.165%	213,492	216,713
CMO Series 2006-A4 Class 3A1
06/25/2036	3.581%	1,357,309	1,091,025
JPMorgan Mortgage Trust
CMO Series 2006-S1 Class 1A2
04/25/2036	6.500%	2,999,722	3,265,474
MASTR Adjustable Rate Mortgages Trust(d)
CMO Series 2004-13 Class 3A7
11/21/2034	3.176%	557,429	569,623
Merrill Lynch Mortgage Investors Trust(d)
CMO Series 2005-A2 Class A2
02/25/2035	3.640%	1,066,117	1,072,797
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M1B
1-month USD LIBOR + 3.600% Floor 3.600% 10/25/2030	3.743%	4,650,000	4,662,003
Radnor Re Ltd.(a),(b)
CMO Series 2020-2 Class M1B
1-month USD LIBOR + 4.000% Floor 4.000% 10/25/2030	4.146%	4,400,000	4,446,790
CMO Series 2020-2 Class M1C
1-month USD LIBOR + 4.600% Floor 4.600% 10/25/2030	4.746%	3,000,000	3,052,323
Sequoia Mortgage Trust(a),(d)
CMO Series 2018-CH2 Class A12
06/25/2048	4.000%	577,004	578,543
STACR Trust(a),(b)
CMO Series 2018-HRP1 Class M2
1-month USD LIBOR + 1.650% 04/25/2043	1.798%	2,106,267	2,071,808
CMO Series 2018-HRP2 Class B1
1-month USD LIBOR + 4.200% 02/25/2047	4.348%	6,120,000	6,204,388

The accompanying Notes to Financial Statements are an integral part of this statement.
86	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-HRP2 Class M3
1-month USD LIBOR + 2.400% 02/25/2047	2.548%	5,850,000	5,857,435
Structured Adjustable Rate Mortgage Loan Trust(d)
CMO Series 2004-8 Class 2A1
07/25/2034	2.720%	1,251,847	1,266,971
Towd Point Mortgage Trust(a),(d)
CMO Series 2017-3 Class M1
07/25/2057	3.500%	5,500,000	5,910,854
CMO Series 2018-4 Class A1
06/25/2058	3.000%	6,889,328	7,315,044
Verus Securitization Trust(a),(d)
CMO Series 2019-1 Class M1
02/25/2059	4.461%	6,700,000	6,845,956
CMO Series 2019-4 Class A3
11/25/2059	3.000%	12,550,189	12,802,332
CMO Series 2019-4 Class M1
11/25/2059	3.207%	6,020,000	6,164,411
CMO Series 2020-1 Class A3
01/25/2060	2.724%	6,060,678	6,186,235
Vista Point Securitization Trust(a),(d)
CMO Series 2020-1 Class M1
03/25/2065	4.151%	3,600,000	3,745,850
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2003-S11 Class 3A5
11/25/2033	5.950%	120,744	125,422
Wells Fargo Mortgage-Backed Securities Trust
CMO Series 2006-7 Class 3A1
06/25/2036	6.000%	500,393	497,013
Wells Fargo Mortgage-Backed Securities Trust(d)
CMO Series 2006-AR5 Class 2A1
04/25/2036	4.006%	1,110,177	1,056,234
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $354,174,272)			362,718,614

U.S. Treasury Obligations 8.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
12/15/2022	1.625%	5,000,000	5,146,094
08/31/2026	1.375%	10,000,000	10,517,969
11/15/2029	1.750%	1,000,000	1,080,781
05/15/2038	4.500%	9,000,000	13,584,375
02/15/2039	3.500%	11,100,000	15,064,781
05/15/2040	1.125%	18,000,000	17,088,750
08/15/2040	1.125%	14,800,000	14,016,063
11/15/2040	1.375%	10,000,000	9,890,625
11/15/2041	3.125%	6,400,000	8,368,000
05/15/2042	3.000%	16,000,000	20,580,000
02/15/2044	3.625%	2,400,000	3,398,250
11/15/2044	3.000%	15,000,000	19,420,313
02/15/2045	2.500%	12,500,000	14,910,156
05/15/2045	3.000%	6,500,000	8,435,781
11/15/2045	3.000%	3,000,000	3,905,156
02/15/2046	2.500%	3,700,000	4,422,078
08/15/2049	2.250%	27,900,000	31,949,859
11/15/2049	2.375%	16,000,000	18,807,500
02/15/2050	2.000%	11,200,000	12,171,250
11/15/2050	1.625%	1,500,000	1,494,141
U.S. Treasury(g)
11/15/2028	3.125%	1,000,000	1,183,906
11/15/2048	3.375%	19,000,000	26,697,969
Total U.S. Treasury Obligations (Cost $234,799,529)			262,133,797

Money Market Funds 2.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(h),(i)	64,601,593	64,595,133
Total Money Market Funds (Cost $64,595,133)		64,595,133
Total Investments in Securities (Cost: $3,346,928,676)		3,487,126,332
Other Assets & Liabilities, Net		(413,178,338)
Net Assets		3,073,947,994

At December 31, 2020, securities and/or cash totaling $1,859,072 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
32,588,438 BRL	6,267,972 USD	Goldman Sachs	03/17/2021	3,743	—
16,475,216,713 COP	4,629,287 USD	Goldman Sachs	03/17/2021	—	(186,139)
32,869,662 NOK	3,722,420 USD	Goldman Sachs	03/17/2021	—	(110,167)
6,224,632 USD	32,588,438 BRL	Goldman Sachs	03/17/2021	39,597	—
2,163,661 USD	8,835,958 MYR	Goldman Sachs	03/17/2021	43,471	—
3,828,875 USD	32,869,662 NOK	Goldman Sachs	03/17/2021	3,712	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	87

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
14,584,282 USD	52,422,127 PEN	Goldman Sachs	03/17/2021	—	(100,603)
3,140,092 USD	26,657,373 SEK	Goldman Sachs	03/17/2021	102,414	—
3,076,609 EUR	3,729,487 USD	JPMorgan	03/17/2021	—	(35,143)
3,681,475 USD	4,765,368 CAD	JPMorgan	03/17/2021	62,979	—
3,063,616 USD	2,296,025 GBP	JPMorgan	03/17/2021	77,604	—
8,340,023 AUD	6,149,483 USD	UBS	03/17/2021	—	(284,085)
69,284,114 CZK	3,179,349 USD	UBS	03/17/2021	—	(47,778)
25,606,504 ILS	7,852,837 USD	UBS	03/17/2021	—	(125,738)
415,968,123 PHP	8,630,295 USD	UBS	03/17/2021	—	(770)
11,329,115 USD	230,107,915 MXN	UBS	03/17/2021	141,560	—
6,246,981 USD	8,840,839 NZD	UBS	03/17/2021	115,988	—
5,831,027 USD	47,592,844 TRY	UBS	03/17/2021	397,784	—
8,975,203 USD	251,518,401 TWD	UBS	03/17/2021	85,932	—
Total				1,074,784	(890,423)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	74	03/2021	USD	12,815,875	10,135	—
U.S. Treasury 10-Year Note	172	03/2021	USD	23,749,438	22,649	—
U.S. Treasury 2-Year Note	79	03/2021	USD	17,457,148	10,285	—
U.S. Treasury 5-Year Note	876	03/2021	USD	110,519,719	213,841	—
U.S. Ultra Treasury Bond	88	03/2021	USD	18,793,500	29,529	—
Total					286,439	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Bond 10-Year Note	(1,195)	03/2021	USD	(186,849,453)	300,409	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $981,492,568, which represents 31.93% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
(c)	Represents a security purchased on a when-issued basis.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(f)	Principal and interest may not be guaranteed by a governmental entity.
(g)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(h)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	81,282,283	2,030,846,589	(2,047,533,739)	—	64,595,133	(165)	531,449	64,601,593
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
SEK	Swedish Krona
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	89

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2020
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	188,503,700	—	188,503,700
Commercial Mortgage-Backed Securities - Non-Agency	—	53,025,446	—	53,025,446
Corporate Bonds & Notes	—	1,375,445,805	—	1,375,445,805
Exchange-Traded Equity Funds	16,070,223	—	—	16,070,223
Exchange-Traded Fixed Income Funds	61,782,210	—	—	61,782,210
Foreign Government Obligations	3,975,000	65,157,096	—	69,132,096
Inflation-Indexed Bonds	—	153,400,802	—	153,400,802
Municipal Bonds	—	52,942,005	—	52,942,005
Residential Mortgage-Backed Securities - Agency	—	827,376,501	—	827,376,501
Residential Mortgage-Backed Securities - Non-Agency	—	362,718,614	—	362,718,614
U.S. Treasury Obligations	262,133,797	—	—	262,133,797
Money Market Funds	64,595,133	—	—	64,595,133
Total Investments in Securities	408,556,363	3,078,569,969	—	3,487,126,332
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,074,784	—	1,074,784
Futures Contracts	586,848	—	—	586,848
Liability
Forward Foreign Currency Exchange Contracts	—	(890,423)	—	(890,423)
Total	409,143,211	3,078,754,330	—	3,487,897,541
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments
CTIVP® – CenterSquare Real Estate Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Real Estate 99.4%
Diversified REITs 6.2%
American Assets Trust, Inc.	100,670	2,907,350
Broadstone Net Lease, Inc., Class A	111,520	2,183,562
Empire State Realty Trust, Inc., Class A	78,601	732,561
STORE Capital Corp.	96,880	3,291,982
VEREIT, Inc.	168,769	6,377,780
Total Diversified REITs		15,493,235
Health Care REITs 11.0%
Diversified Healthcare Trust	89,348	368,114
Healthpeak Properties, Inc.	255,583	7,726,274
Medical Properties Trust, Inc.	198,950	4,335,121
Sabra Health Care REIT, Inc.	115,605	2,008,059
Ventas, Inc.	65,902	3,231,834
Welltower, Inc.	151,310	9,777,652
Total Health Care REITs		27,447,054
Hotel & Resort REITs 3.5%
Apple Hospitality REIT, Inc.	147,510	1,904,354
Host Hotels & Resorts, Inc.	324,700	4,750,361
Ryman Hospitality Properties, Inc.	21,960	1,488,010
Xenia Hotels & Resorts, Inc.	40,799	620,145
Total Hotel & Resort REITs		8,762,870
Industrial REITs 14.1%
Americold Realty Trust	139,360	5,202,309
Duke Realty Corp.	157,560	6,297,673
First Industrial Realty Trust, Inc.	109,430	4,610,286
Prologis, Inc.	165,496	16,493,332
Rexford Industrial Realty, Inc.	49,920	2,451,571
Total Industrial REITs		35,055,171
Office REITs 7.3%
Columbia Property Trust, Inc.	110,881	1,590,034
Cousins Properties, Inc.	153,411	5,139,268
Douglas Emmett, Inc.	67,050	1,956,519
JBG SMITH Properties	145,510	4,550,098
Kilroy Realty Corp.	62,230	3,572,002
SL Green Realty Corp.	6,254	372,613
Common Stocks (continued)
Issuer	Shares	Value ($)
Vornado Realty Trust	28,800	1,075,392
Total Office REITs		18,255,926
Residential REITs 22.4%
American Campus Communities, Inc.	77,157	3,300,005
American Homes 4 Rent, Class A	72,427	2,172,810
AvalonBay Communities, Inc.	15,020	2,409,658
Equity LifeStyle Properties, Inc.	24,070	1,525,075
Equity Residential	141,890	8,411,239
Essex Property Trust, Inc.	20,210	4,798,258
Invitation Homes, Inc.	409,240	12,154,428
Mid-America Apartment Communities, Inc.	51,729	6,553,547
Sun Communities, Inc.	30,310	4,605,604
UDR, Inc.	252,420	9,700,501
Total Residential REITs		55,631,125
Retail REITs 11.3%
Agree Realty Corp.	44,780	2,981,452
Brixmor Property Group, Inc.	294,300	4,870,665
Realty Income Corp.	115,660	7,190,582
Regency Centers Corp.	61,491	2,803,375
Retail Opportunity Investments Corp.	108,389	1,451,329
Retail Properties of America, Inc., Class A	342,395	2,930,901
RPT Realty	35,285	305,215
Simon Property Group, Inc.	37,260	3,177,533
Weingarten Realty Investors	106,250	2,302,438
Total Retail REITs		28,013,490
Specialized REITs 23.6%
American Tower Corp.	38,470	8,634,976
Digital Realty Trust, Inc.	55,050	7,680,026
Equinix, Inc.	25,380	18,125,888
Extra Space Storage, Inc.	45,721	5,297,235
Gaming and Leisure Properties, Inc.	77,617	3,290,961
Life Storage, Inc.	57,580	6,874,476
Outfront Media, Inc.	89,950	1,759,422
Public Storage	12,080	2,789,634
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	91

Portfolio of Investments   (continued)
CTIVP® – CenterSquare Real Estate Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
SBA Communications Corp.	15,560	4,389,943
Total Specialized REITs		58,842,561
Total Real Estate		247,501,432
Total Common Stocks (Cost: $227,880,431)		247,501,432

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(b)	791,013	790,933
Total Money Market Funds (Cost: $790,933)		790,933
Total Investments in Securities (Cost $228,671,364)		248,292,365
Other Assets & Liabilities, Net		825,288
Net Assets		$249,117,653
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	2,584,081	186,739,907	(188,533,087)	32	790,933	922	17,842	791,013
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – CenterSquare Real Estate Fund, December 31, 2020
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Real Estate	247,501,432	—	—	247,501,432
Total Common Stocks	247,501,432	—	—	247,501,432
Money Market Funds	790,933	—	—	790,933
Total Investments in Securities	248,292,365	—	—	248,292,365
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	93

Portfolio of Investments
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Communication Services 11.3%
Entertainment 1.4%
Activision Blizzard, Inc.	133,274	12,374,491
Netflix, Inc.(a)	1,548	837,050
Take-Two Interactive Software, Inc.(a)	40,776	8,472,845
Total		21,684,386
Interactive Media & Services 9.9%
Alphabet, Inc., Class A(a)	23,028	40,359,794
Alphabet, Inc., Class C(a)	23,106	40,478,939
Facebook, Inc., Class A(a)	274,734	75,046,340
Zillow Group, Inc., Class C(a)	20,275	2,631,695
Total		158,516,768
Media 0.0%
Cable One, Inc.	407	906,682
Total Communication Services		181,107,836
Consumer Discretionary 18.0%
Automobiles 4.0%
Tesla Motors, Inc.(a)	91,428	64,517,997
Distributors 1.2%
Pool Corp.	53,109	19,783,102
Hotels, Restaurants & Leisure 0.1%
Yum China Holdings, Inc.	20,378	1,163,380
Internet & Direct Marketing Retail 7.9%
Amazon.com, Inc.(a)	35,572	115,855,514
Booking Holdings, Inc.(a)	774	1,723,907
eBay, Inc.	72,391	3,637,648
Etsy, Inc.(a)	24,208	4,306,845
Total		125,523,914
Multiline Retail 1.2%
Dollar General Corp.	60,078	12,634,403
Dollar Tree, Inc.(a)	49,569	5,355,435
Target Corp.	9,920	1,751,178
Total		19,741,016
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 3.5%
Home Depot, Inc. (The)	91,032	24,179,920
Lowe’s Companies, Inc.	105,713	16,967,994
O’Reilly Automotive, Inc.(a)	13,693	6,197,041
Ross Stores, Inc.	7,100	871,951
TJX Companies, Inc. (The)	39,946	2,727,912
Tractor Supply Co.	40,669	5,717,248
Total		56,662,066
Textiles, Apparel & Luxury Goods 0.1%
NIKE, Inc., Class B	5,986	846,839
Total Consumer Discretionary		288,238,314
Consumer Staples 5.6%
Beverages 0.8%
Boston Beer Co., Inc. (The), Class A(a)	731	726,826
Monster Beverage Corp.(a)	129,510	11,977,085
Total		12,703,911
Food & Staples Retailing 1.9%
Costco Wholesale Corp.	47,097	17,745,208
Sprouts Farmers Market, Inc.(a)	366,681	7,370,288
Sysco Corp.	58,456	4,340,942
Total		29,456,438
Household Products 2.5%
Church & Dwight Co., Inc.	119,809	10,450,939
Clorox Co. (The)	20,413	4,121,793
Procter & Gamble Co. (The)	186,483	25,947,244
Total		40,519,976
Personal Products 0.1%
Herbalife Nutrition Ltd.(a)	46,573	2,237,833
Tobacco 0.3%
Altria Group, Inc.	126,839	5,200,399
Total Consumer Staples		90,118,557
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 1.3%
Capital Markets 1.2%
Artisan Partners Asset Management, Inc., Class A	40,806	2,054,174
S&P Global, Inc.	45,147	14,841,174
Virtu Financial, Inc. Class A	89,518	2,253,168
Total		19,148,516
Insurance 0.1%
Aon PLC, Class A	4,960	1,047,899
Total Financials		20,196,415
Health Care 10.4%
Biotechnology 1.4%
AbbVie, Inc.	64,052	6,863,172
Moderna, Inc.(a)	50,242	5,248,782
Neurocrine Biosciences, Inc.(a)	20,168	1,933,103
Seagen, Inc.(a)	4,373	765,887
Vertex Pharmaceuticals, Inc.(a)	32,904	7,776,531
Total		22,587,475
Health Care Equipment & Supplies 4.3%
Abbott Laboratories	81,829	8,959,457
ABIOMED, Inc.(a)	9,613	3,116,535
Align Technology, Inc.(a)	8,393	4,485,051
Danaher Corp.	3,892	864,569
DexCom, Inc.(a)	27,297	10,092,247
Edwards Lifesciences Corp.(a)	116,008	10,583,410
IDEXX Laboratories, Inc.(a)	22,673	11,333,553
Intuitive Surgical, Inc.(a)	14,265	11,670,196
Quidel Corp.(a)	4,556	818,485
ResMed, Inc.	15,186	3,227,936
West Pharmaceutical Services, Inc.	13,602	3,853,583
Total		69,005,022
Health Care Providers & Services 2.3%
Chemed Corp.	15,816	8,423,760
HCA Healthcare, Inc.	27,058	4,449,958
Humana, Inc.	9,759	4,003,825
McKesson Corp.	8,629	1,500,756
UnitedHealth Group, Inc.	51,896	18,198,889
Total		36,577,188
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 0.0%
Veeva Systems Inc., Class A(a)	1,707	464,731
Life Sciences Tools & Services 0.9%
Illumina, Inc.(a)	1,924	711,880
Thermo Fisher Scientific, Inc.	16,441	7,657,889
Waters Corp.(a)	22,321	5,522,662
Total		13,892,431
Pharmaceuticals 1.5%
Eli Lilly and Co.	2,283	385,462
Horizon Therapeutics PLC(a)	15,991	1,169,742
Johnson & Johnson	85,577	13,468,108
Merck & Co., Inc.	57,006	4,663,091
Royalty Pharma PLC, Class A	68,447	3,425,772
Total		23,112,175
Total Health Care		165,639,022
Industrials 1.5%
Aerospace & Defense 0.1%
Lockheed Martin Corp.	3,202	1,136,646
Air Freight & Logistics 0.3%
United Parcel Service, Inc., Class B	30,269	5,097,300
Commercial Services & Supplies 0.3%
Cintas Corp.	8,521	3,011,833
Rollins, Inc.	28,947	1,130,959
Total		4,142,792
Machinery 0.3%
Illinois Tool Works, Inc.	25,633	5,226,056
Road & Rail 0.5%
Landstar System, Inc.	5,648	760,560
Old Dominion Freight Line, Inc.	35,292	6,888,292
Total		7,648,852
Total Industrials		23,251,646
Information Technology 50.0%
Communications Equipment 0.2%
Cisco Systems, Inc.	86,030	3,849,842
Electronic Equipment, Instruments & Components 0.3%
Jabil, Inc.	95,988	4,082,370

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	95

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 9.5%
Accenture PLC, Class A	54,483	14,231,504
Akamai Technologies, Inc.(a)	6,156	646,318
Booz Allen Hamilton Holdings Corp.	67,476	5,882,558
Gartner, Inc.(a)	14,907	2,387,952
GoDaddy, Inc., Class A(a)	118,916	9,864,082
MasterCard, Inc., Class A	135,451	48,347,880
PayPal Holdings, Inc.(a)	81,700	19,134,140
Square, Inc., Class A(a)	34,482	7,504,663
Visa, Inc., Class A	203,009	44,404,159
Total		152,403,256
Semiconductors & Semiconductor Equipment 9.7%
Advanced Micro Devices, Inc.(a)	169,635	15,557,226
Applied Materials, Inc.	270,239	23,321,626
Lam Research Corp.	16,105	7,605,908
Monolithic Power Systems, Inc.	13,285	4,865,365
NVIDIA Corp.	84,744	44,253,317
QUALCOMM, Inc.	192,002	29,249,585
Teradyne, Inc.	200,380	24,023,558
Texas Instruments, Inc.	36,643	6,014,216
Total		154,890,801
Software 18.1%
Adobe, Inc.(a)	55,714	27,863,686
Atlassian Corp. PLC, Class A(a)	5,496	1,285,349
Autodesk, Inc.(a)	14,554	4,443,918
Coupa Software, Inc.(a)	7,124	2,414,395
Crowdstrike Holdings, Inc., Class A(a)	12,333	2,612,376
DocuSign, Inc.(a)	9,010	2,002,923
Dropbox, Inc., Class A(a)	38,293	849,722
Dynatrace, Inc.(a)	43,200	1,869,264
Fair Isaac Corp.(a)	11,060	5,652,102
Fortinet, Inc.(a)	135,116	20,068,779
HubSpot, Inc.(a)	2,382	944,320
Common Stocks (continued)
Issuer	Shares	Value ($)
Intuit, Inc.	26,342	10,006,009
Manhattan Associates, Inc.(a)	7,144	751,406
Microsoft Corp.	656,606	146,042,306
Oracle Corp.	304,861	19,721,458
RingCentral, Inc., Class A(a)	2,077	787,121
Salesforce.com, Inc.(a)	47,773	10,630,926
ServiceNow, Inc.(a)	35,855	19,735,668
Workday, Inc., Class A(a)	13,685	3,279,063
Zoom Video Communications, Inc., Class A(a)	18,790	6,338,243
Zscaler, Inc.(a)	7,214	1,440,708
Total		288,739,742
Technology Hardware, Storage & Peripherals 12.2%
Apple, Inc.	1,469,260	194,956,109
Total Information Technology		798,922,120
Materials 0.7%
Chemicals 0.4%
NewMarket Corp.	8,708	3,468,309
Sherwin-Williams Co. (The)	3,161	2,323,051
Total		5,791,360
Construction Materials 0.3%
Eagle Materials, Inc.	47,124	4,776,017
Total Materials		10,567,377
Total Common Stocks (Cost $1,021,139,471)		1,578,041,287

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	22,207,798	22,205,577
Total Money Market Funds (Cost $22,205,577)		22,205,577
Total Investments in Securities (Cost: $1,043,345,048)		1,600,246,864
Other Assets & Liabilities, Net		(3,242,786)
Net Assets		1,597,004,078

The accompanying Notes to Financial Statements are an integral part of this statement.
96	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	17,373,120	219,798,600	(214,966,746)	603	22,205,577	900	89,390	22,207,798
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	181,107,836	—	—	181,107,836
Consumer Discretionary	288,238,314	—	—	288,238,314
Consumer Staples	90,118,557	—	—	90,118,557
Financials	20,196,415	—	—	20,196,415
Health Care	165,639,022	—	—	165,639,022
Industrials	23,251,646	—	—	23,251,646
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	97

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	798,922,120	—	—	798,922,120
Materials	10,567,377	—	—	10,567,377
Total Common Stocks	1,578,041,287	—	—	1,578,041,287
Money Market Funds	22,205,577	—	—	22,205,577
Total Investments in Securities	1,600,246,864	—	—	1,600,246,864
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
98	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments
CTIVP® – MFS® Value Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 3.7%
Diversified Telecommunication Services 0.4%
Verizon Communications, Inc.	131,068	7,700,245
Media 3.3%
Comcast Corp., Class A	1,122,785	58,833,934
Total Communication Services		66,534,179
Consumer Discretionary 1.7%
Hotels, Restaurants & Leisure 0.4%
Marriott International, Inc., Class A	51,680	6,817,626
Specialty Retail 1.3%
Lowe’s Companies, Inc.	143,081	22,965,931
Total Consumer Discretionary		29,783,557
Consumer Staples 7.2%
Beverages 2.2%
Diageo PLC	688,562	27,245,563
PepsiCo, Inc.	86,968	12,897,354
Total		40,142,917
Food Products 3.0%
Archer-Daniels-Midland Co.	222,020	11,192,028
Danone SA	89,921	5,917,356
JM Smucker Co. (The)	41,350	4,780,060
Nestlé SA, Registered Shares	263,695	31,171,733
Total		53,061,177
Household Products 1.5%
Colgate-Palmolive Co.	45,916	3,926,277
Kimberly-Clark Corp.	109,685	14,788,828
Reckitt Benckiser Group PLC	89,246	7,965,586
Total		26,680,691
Tobacco 0.5%
Philip Morris International, Inc.	105,563	8,739,561
Total Consumer Staples		128,624,346
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 2.0%
Oil, Gas & Consumable Fuels 2.0%
Chevron Corp.	108,891	9,195,845
ConocoPhillips Co.	296,489	11,856,595
EOG Resources, Inc.	146,210	7,291,493
Pioneer Natural Resources Co.	61,723	7,029,632
Total		35,373,565
Total Energy		35,373,565
Financials 26.0%
Banks 10.1%
Citigroup, Inc.	620,972	38,289,134
JPMorgan Chase & Co.	610,503	77,576,616
PNC Financial Services Group, Inc. (The)	140,241	20,895,909
Truist Financial Corp.	368,780	17,675,625
U.S. Bancorp	566,969	26,415,086
Total		180,852,370
Capital Markets 6.6%
BlackRock, Inc.	35,240	25,427,070
Goldman Sachs Group, Inc. (The)	94,082	24,810,364
Moody’s Corp.	34,231	9,935,205
Morgan Stanley	96,753	6,630,483
Nasdaq, Inc.	214,248	28,439,280
State Street Corp.	152,207	11,077,625
T. Rowe Price Group, Inc.	70,341	10,648,924
Total		116,968,951
Consumer Finance 1.2%
American Express Co.	183,436	22,179,247
Insurance 8.1%
Aon PLC, Class A	191,605	40,480,388
Chubb Ltd.	244,263	37,596,961
Marsh & McLennan Companies, Inc.	296,674	34,710,858
Travelers Companies, Inc. (The)	232,628	32,653,993
Total		145,442,200
Total Financials		465,442,768
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	99

Portfolio of Investments   (continued)
CTIVP® – MFS® Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 19.4%
Health Care Equipment & Supplies 7.0%
Abbott Laboratories	254,832	27,901,555
Boston Scientific Corp.(a)	423,524	15,225,688
Danaher Corp.	137,215	30,480,940
Medtronic PLC	435,922	51,063,903
Total		124,672,086
Health Care Providers & Services 3.3%
Cigna Corp.	202,630	42,183,514
McKesson Corp.	94,321	16,404,308
Total		58,587,822
Life Sciences Tools & Services 1.9%
Thermo Fisher Scientific, Inc.	74,709	34,797,958
Pharmaceuticals 7.2%
Johnson & Johnson	434,157	68,327,628
Merck & Co., Inc.	277,776	22,722,077
Pfizer, Inc.	802,206	29,529,203
Roche Holding AG, Genusschein Shares	23,786	8,284,630
Total		128,863,538
Total Health Care		346,921,404
Industrials 17.5%
Aerospace & Defense 3.6%
Lockheed Martin Corp.	48,060	17,060,339
Northrop Grumman Corp.	111,951	34,113,708
Raytheon Technologies Corp.	175,678	12,562,734
Total		63,736,781
Building Products 3.2%
Johnson Controls International PLC	437,094	20,364,209
Masco Corp.	306,792	16,852,085
Trane Technologies PLC	134,304	19,495,569
Total		56,711,863
Electrical Equipment 1.5%
Eaton Corp. PLC	218,673	26,271,374
Industrial Conglomerates 2.8%
Honeywell International, Inc.	237,669	50,552,196
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 3.3%
Illinois Tool Works, Inc.	154,349	31,468,674
Otis Worldwide Corp.	87,836	5,933,322
Stanley Black & Decker, Inc.	117,540	20,987,943
Total		58,389,939
Professional Services 0.9%
Equifax, Inc.	88,328	17,033,172
Road & Rail 2.2%
Canadian National Railway Co.	105,174	11,553,364
Union Pacific Corp.	133,901	27,880,866
Total		39,434,230
Total Industrials		312,129,555
Information Technology 10.6%
IT Services 5.4%
Accenture PLC, Class A	183,389	47,903,041
Fidelity National Information Services, Inc.	161,888	22,900,676
Fiserv, Inc.(a)	223,432	25,439,968
Total		96,243,685
Semiconductors & Semiconductor Equipment 5.2%
Analog Devices, Inc.	92,307	13,636,513
Intel Corp.	313,393	15,613,239
NXP Semiconductors NV	120,545	19,167,860
Texas Instruments, Inc.	273,127	44,828,335
Total		93,245,947
Total Information Technology		189,489,632
Materials 3.8%
Chemicals 3.8%
DuPont de Nemours, Inc.	209,383	14,889,225
PPG Industries, Inc.	220,774	31,840,026
Sherwin-Williams Co. (The)	29,650	21,790,082
Total		68,519,333
Total Materials		68,519,333
Real Estate 0.4%
Equity Real Estate Investment Trusts (REITS) 0.4%
Public Storage	27,124	6,263,745
Total Real Estate		6,263,745

The accompanying Notes to Financial Statements are an integral part of this statement.
100	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – MFS® Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 6.6%
Electric Utilities 5.3%
American Electric Power Co., Inc.	173,465	14,444,431
Duke Energy Corp.	421,239	38,568,643
Southern Co. (The)	525,495	32,281,158
Xcel Energy, Inc.	147,444	9,830,091
Total		95,124,323
Multi-Utilities 1.3%
Dominion Energy, Inc.	299,483	22,521,121
Total Utilities		117,645,444
Total Common Stocks (Cost $1,362,219,279)		1,766,727,528

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	21,946,843	21,944,648
Total Money Market Funds (Cost $21,944,648)		21,944,648
Total Investments in Securities (Cost: $1,384,163,927)		1,788,672,176
Other Assets & Liabilities, Net		(1,733,982)
Net Assets		1,786,938,194

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	16,905,211	859,379,399	(854,340,243)	281	21,944,648	918	56,930	21,946,843
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	101

Portfolio of Investments   (continued)
CTIVP® – MFS® Value Fund, December 31, 2020
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	66,534,179	—	—	66,534,179
Consumer Discretionary	29,783,557	—	—	29,783,557
Consumer Staples	56,324,108	72,300,238	—	128,624,346
Energy	35,373,565	—	—	35,373,565
Financials	465,442,768	—	—	465,442,768
Health Care	338,636,774	8,284,630	—	346,921,404
Industrials	312,129,555	—	—	312,129,555
Information Technology	189,489,632	—	—	189,489,632
Materials	68,519,333	—	—	68,519,333
Real Estate	6,263,745	—	—	6,263,745
Utilities	117,645,444	—	—	117,645,444
Total Common Stocks	1,686,142,660	80,584,868	—	1,766,727,528
Money Market Funds	21,944,648	—	—	21,944,648
Total Investments in Securities	1,708,087,308	80,584,868	—	1,788,672,176
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
102	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments
CTIVP® – Morgan Stanley Advantage Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 93.4%
Issuer	Shares	Value ($)
Communication Services 21.7%
Entertainment 7.7%
Activision Blizzard, Inc.	325,250	30,199,462
Spotify Technology SA(a)	284,259	89,444,937
Take-Two Interactive Software, Inc.(a)	97,544	20,268,668
Total		139,913,067
Interactive Media & Services 14.0%
Facebook, Inc., Class A(a)	323,739	88,432,545
IAC/InterActiveCorp(a)	223,041	42,232,814
Match Group, Inc.(a)	188,272	28,464,844
Twitter, Inc.(a)	1,805,255	97,754,558
Total		256,884,761
Total Communication Services		396,797,828
Consumer Discretionary 12.5%
Internet & Direct Marketing Retail 11.5%
Amazon.com, Inc.(a)	41,834	136,250,410
Chewy, Inc., Class A(a)	499,132	44,866,975
Farfetch Ltd., Class A(a)	445,500	28,427,355
Total		209,544,740
Textiles, Apparel & Luxury Goods 1.0%
lululemon athletica, Inc.(a)	53,500	18,619,605
Total Consumer Discretionary		228,164,345
Consumer Staples 2.5%
Food & Staples Retailing 2.5%
Costco Wholesale Corp.	122,727	46,241,079
Total Consumer Staples		46,241,079
Energy 0.2%
Oil, Gas & Consumable Fuels 0.2%
Texas Pacific Land Trust	5,706	4,148,262
Total Energy		4,148,262
Financials 1.7%
Capital Markets 1.7%
Intercontinental Exchange, Inc.	111,567	12,862,559
S&P Global, Inc.	57,357	18,854,967
Total		31,717,526
Total Financials		31,717,526
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 13.4%
Health Care Equipment & Supplies 6.1%
Danaher Corp.	84,885	18,856,354
Intuitive Surgical, Inc.(a)	112,993	92,439,573
Total		111,295,927
Health Care Technology 4.7%
Veeva Systems Inc., Class A(a)	319,912	87,096,042
Pharmaceuticals 2.6%
Royalty Pharma PLC, Class A	569,299	28,493,415
Zoetis, Inc.	116,981	19,360,356
Total		47,853,771
Total Health Care		246,245,740
Industrials 3.4%
Aerospace & Defense 2.4%
HEICO Corp., Class A	369,817	43,290,778
Industrial Conglomerates 1.0%
Roper Technologies, Inc.	43,995	18,965,804
Total Industrials		62,256,582
Information Technology 31.4%
Electronic Equipment, Instruments & Components 1.5%
Adyen NV(a)	11,728	27,250,499
IT Services 17.8%
Okta, Inc.(a)	240,301	61,098,932
Shopify, Inc., Class A(a)	77,906	88,185,697
Snowflake, Inc., Class A(a)	82,642	23,255,459
Square, Inc., Class A(a)	420,344	91,483,668
Twilio, Inc., Class A(a)	184,520	62,460,020
Total		326,483,776
Software 12.1%
Avalara, Inc.(a)	166,718	27,490,131
Coupa Software, Inc.(a)	131,654	44,618,857
ServiceNow, Inc.(a)	83,348	45,877,240
Tyler Technologies, Inc.(a)	40,183	17,540,683
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	103

Portfolio of Investments   (continued)
CTIVP® – Morgan Stanley Advantage Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Workday, Inc., Class A(a)	193,875	46,454,389
Zoom Video Communications, Inc., Class A(a)	119,054	40,159,295
Total		222,140,595
Total Information Technology		575,874,870
Materials 6.6%
Chemicals 3.3%
Ecolab, Inc.	194,894	42,167,266
Sherwin-Williams Co. (The)	24,956	18,340,414
Total		60,507,680
Construction Materials 2.3%
Martin Marietta Materials, Inc.	150,858	42,839,146
Containers & Packaging 0.9%
Ball Corp.	171,032	15,936,762
Metals & Mining 0.1%
Royal Gold, Inc.	20,433	2,173,254
Total Materials		121,456,842
Total Common Stocks (Cost $1,107,080,462)		1,712,903,074

Money Market Funds 6.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	123,802,382	123,790,002
Total Money Market Funds (Cost $123,790,002)		123,790,002
Total Investments in Securities (Cost: $1,230,870,464)		1,836,693,076
Other Assets & Liabilities, Net		(2,425,485)
Net Assets		1,834,267,591

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	50,981,933	863,643,806	(790,836,300)	563	123,790,002	(4,384)	251,041	123,802,382
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
104	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – Morgan Stanley Advantage Fund, December 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	396,797,828	—	—	396,797,828
Consumer Discretionary	228,164,345	—	—	228,164,345
Consumer Staples	46,241,079	—	—	46,241,079
Energy	4,148,262	—	—	4,148,262
Financials	31,717,526	—	—	31,717,526
Health Care	246,245,740	—	—	246,245,740
Industrials	62,256,582	—	—	62,256,582
Information Technology	548,624,371	27,250,499	—	575,874,870
Materials	121,456,842	—	—	121,456,842
Total Common Stocks	1,685,652,575	27,250,499	—	1,712,903,074
Money Market Funds	123,790,002	—	—	123,790,002
Total Investments in Securities	1,809,442,577	27,250,499	—	1,836,693,076
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	105

Portfolio of Investments
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 4.1%
Entertainment 1.3%
Walt Disney Co. (The)(a)	119,574	21,664,417
Interactive Media & Services 0.1%
Alphabet, Inc., Class C(a)	1,000	1,751,880
Media 2.7%
Comcast Corp., Class A	410,289	21,499,144
Fox Corp., Class B	367,960	10,626,685
News Corp., Class A	691,987	12,435,006
Total		44,560,835
Total Communication Services		67,977,132
Consumer Discretionary 3.5%
Auto Components 1.2%
Magna International, Inc.	271,212	19,201,810
Hotels, Restaurants & Leisure 0.7%
Las Vegas Sands Corp.	178,854	10,659,698
Multiline Retail 0.5%
Kohl’s Corp.	216,567	8,812,111
Specialty Retail 1.1%
TJX Companies, Inc. (The)	273,500	18,677,315
Total Consumer Discretionary		57,350,934
Consumer Staples 7.2%
Beverages 0.8%
Coca-Cola Co. (The)	255,100	13,989,684
Food & Staples Retailing 0.9%
Walmart, Inc.	98,059	14,135,205
Food Products 3.3%
Bunge Ltd.	215,863	14,156,296
ConAgra Foods, Inc.	492,366	17,853,191
Tyson Foods, Inc., Class A	344,448	22,196,229
Total		54,205,716
Household Products 0.7%
Kimberly-Clark Corp.	84,091	11,337,990
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 1.5%
Philip Morris International, Inc.	296,804	24,572,403
Total Consumer Staples		118,240,998
Energy 5.8%
Energy Equipment & Services 0.3%
Schlumberger NV	218,623	4,772,540
Oil, Gas & Consumable Fuels 5.5%
ConocoPhillips Co.	359,436	14,373,845
Exxon Mobil Corp.	393,123	16,204,530
Pioneer Natural Resources Co.	87,276	9,939,864
TC Energy Corp.	338,419	13,780,422
Total SE, ADR	850,937	35,662,770
Total		89,961,431
Total Energy		94,733,971
Financials 21.7%
Banks 7.0%
Bank of America Corp.	537,500	16,291,625
Fifth Third Bancorp	827,919	22,825,727
JPMorgan Chase & Co.	176,763	22,461,274
Signature Bank	82,870	11,211,482
Wells Fargo & Co.	1,399,316	42,231,357
Total		115,021,465
Capital Markets 6.2%
Charles Schwab Corp. (The)	478,556	25,382,610
Goldman Sachs Group, Inc. (The)	37,300	9,836,383
Morgan Stanley	759,783	52,067,929
State Street Corp.	192,821	14,033,513
Total		101,320,435
Diversified Financial Services 0.9%
Equitable Holdings, Inc.	555,073	14,204,318
The accompanying Notes to Financial Statements are an integral part of this statement.
106	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 7.6%
American International Group, Inc.	949,193	35,936,447
Chubb Ltd.	264,691	40,741,239
Marsh & McLennan Companies, Inc.	155,037	18,139,329
MetLife, Inc.	635,023	29,814,330
Total		124,631,345
Total Financials		355,177,563
Health Care 14.8%
Biotechnology 2.0%
AbbVie, Inc.	231,400	24,794,510
Gilead Sciences, Inc.	133,468	7,775,846
Total		32,570,356
Health Care Equipment & Supplies 5.6%
Becton Dickinson and Co.	96,357	24,110,448
Hologic, Inc.(a)	240,079	17,484,954
Medtronic PLC	290,751	34,058,572
Zimmer Biomet Holdings, Inc.	110,946	17,095,669
Total		92,749,643
Health Care Providers & Services 1.5%
Anthem, Inc.	13,000	4,174,170
CVS Health Corp.	300,924	20,553,109
Total		24,727,279
Life Sciences Tools & Services 0.8%
Thermo Fisher Scientific, Inc.	27,598	12,854,596
Pharmaceuticals 4.9%
Elanco Animal Health, Inc.(a)	468,683	14,374,508
Johnson & Johnson	181,613	28,582,254
Merck & Co., Inc.	119,948	9,811,746
Perrigo Co. PLC	212,944	9,522,856
Pfizer, Inc.	473,537	17,430,897
Total		79,722,261
Total Health Care		242,624,135
Industrials 12.1%
Aerospace & Defense 0.8%
Boeing Co. (The)	63,245	13,538,225
Air Freight & Logistics 2.6%
United Parcel Service, Inc., Class B	250,203	42,134,185
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.9%
Southwest Airlines Co.	296,636	13,826,204
Building Products 0.6%
Fortune Brands Home & Security, Inc.	114,454	9,810,997
Commercial Services & Supplies 0.5%
Stericycle, Inc.(a)	107,607	7,460,393
Electrical Equipment 0.6%
Rockwell Automation, Inc.	40,931	10,265,904
Industrial Conglomerates 3.2%
General Electric Co.	4,838,856	52,259,645
Machinery 2.4%
Caterpillar, Inc.	77,500	14,106,550
Cummins, Inc.	55,600	12,626,760
Illinois Tool Works, Inc.	65,017	13,255,666
Total		39,988,976
Professional Services 0.5%
Nielsen Holdings PLC	398,116	8,308,681
Total Industrials		197,593,210
Information Technology 12.7%
Communications Equipment 1.6%
Cisco Systems, Inc.	594,842	26,619,179
Electronic Equipment, Instruments & Components 0.9%
TE Connectivity Ltd.	127,285	15,410,395
Semiconductors & Semiconductor Equipment 7.1%
Applied Materials, Inc.	402,493	34,735,146
NXP Semiconductors NV	83,806	13,325,992
QUALCOMM, Inc.	281,632	42,903,819
Texas Instruments, Inc.	152,507	25,030,974
Total		115,995,931
Software 3.1%
Citrix Systems, Inc.	96,400	12,541,640
Microsoft Corp.	170,369	37,893,473
Total		50,435,113
Total Information Technology		208,460,618

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	107

Portfolio of Investments   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 5.2%
Chemicals 3.4%
CF Industries Holdings, Inc.	478,594	18,526,374
DuPont de Nemours, Inc.	524,777	37,316,892
Total		55,843,266
Containers & Packaging 1.8%
International Paper Co.	581,621	28,918,196
Total Materials		84,761,462
Real Estate 3.6%
Equity Real Estate Investment Trusts (REITS) 3.6%
AvalonBay Communities, Inc.	42,000	6,738,060
SL Green Realty Corp.	119,168	7,100,029
Welltower, Inc.	160,300	10,358,586
Weyerhaeuser Co.	1,017,788	34,126,432
Total		58,323,107
Total Real Estate		58,323,107
Utilities 7.3%
Electric Utilities 5.9%
Edison International	299,260	18,799,513
Entergy Corp.	86,900	8,676,096
NextEra Energy, Inc.	310,577	23,961,015
Southern Co. (The)	730,590	44,880,144
Total		96,316,768
Multi-Utilities 1.4%
Ameren Corp.	174,336	13,608,668
Sempra Energy	78,179	9,960,787
Total		23,569,455
Total Utilities		119,886,223
Total Common Stocks (Cost $1,367,707,337)		1,605,129,353
Convertible Preferred Stocks 1.3%
Issuer		Shares	Value ($)
Health Care 0.3%
Health Care Equipment & Supplies 0.2%
Becton Dickinson and Co.	6.000%	67,195	3,714,540
Pharmaceuticals 0.1%
Elanco Animal Health, Inc.	5.000%	10,173	496,849
Total Health Care			4,211,389
Utilities 1.0%
Electric Utilities 0.4%
Southern Co. (The)	6.750%	121,601	6,213,811
Multi-Utilities 0.6%
Sempra Energy	6.000%	85,720	8,477,708
Sempra Energy	6.750%	21,054	2,183,931
Total			10,661,639
Total Utilities			16,875,450
Total Convertible Preferred Stocks (Cost $20,685,204)			21,086,839

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	13,828,001	13,826,618
Total Money Market Funds (Cost $13,826,618)		13,826,618
Total Investments in Securities (Cost: $1,402,219,159)		1,640,042,810
Other Assets & Liabilities, Net		(1,671,671)
Net Assets		1,638,371,139

The accompanying Notes to Financial Statements are an integral part of this statement.
108	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	33,924,102	364,513,155	(384,612,720)	2,081	13,826,618	7,435	118,186	13,828,001
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	67,977,132	—	—	67,977,132
Consumer Discretionary	57,350,934	—	—	57,350,934
Consumer Staples	118,240,998	—	—	118,240,998
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	109

Portfolio of Investments   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Energy	94,733,971	—	—	94,733,971
Financials	355,177,563	—	—	355,177,563
Health Care	242,624,135	—	—	242,624,135
Industrials	197,593,210	—	—	197,593,210
Information Technology	208,460,618	—	—	208,460,618
Materials	84,761,462	—	—	84,761,462
Real Estate	58,323,107	—	—	58,323,107
Utilities	119,886,223	—	—	119,886,223
Total Common Stocks	1,605,129,353	—	—	1,605,129,353
Convertible Preferred Stocks
Health Care	—	4,211,389	—	4,211,389
Utilities	—	16,875,450	—	16,875,450
Total Convertible Preferred Stocks	—	21,086,839	—	21,086,839
Money Market Funds	13,826,618	—	—	13,826,618
Total Investments in Securities	1,618,955,971	21,086,839	—	1,640,042,810
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
110	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 4.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO(a),(b)
Series 2015-AA Class AR
3-month USD LIBOR + 0.850% Floor 0.850% 01/15/2028	1.087%	6,263,815	6,250,654
Apidos CLO XXII(a),(b)
Series 2015-22A Class A1R
3-month USD LIBOR + 1.060% 04/20/2031	1.278%	8,000,000	7,970,472
Cedar Funding XII CLO Ltd.(a),(b)
Series 2020-12A Class A
3-month USD LIBOR + 1.270% Floor 1.300% 10/25/2032	3.000%	7,200,000	7,204,651
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	0.948%	3,072,546	3,053,319
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	1,976,209	1,995,283
Henderson Receivables LLC(a)
Series 2014-2A Class A
01/17/2073	3.610%	2,559,483	2,869,898
LCM(a),(b)
Series 2019A Class AR
3-month USD LIBOR + 1.240% Floor 1.240% 07/15/2027	1.477%	7,559,229	7,559,682
Magnetite XXI Ltd.(a),(b)
Series 2019-21A Class A
3-month USD LIBOR + 1.280% Floor 1.280% 04/20/2030	1.498%	6,400,000	6,416,902
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	0.658%	5,088,447	4,918,247
Series 2014-3 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	0.768%	5,238,649	5,175,843
Series 2014-4 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	0.768%	3,781,403	3,701,528
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-2 Class A3
1-month USD LIBOR + 0.570% Floor 0.570% 11/26/2040	0.718%	9,573,701	9,471,154
Navient Student Loan Trust(a),(b)
Series 2016-2 Class A3
1-month USD LIBOR + 1.500% 06/25/2065	1.648%	7,950,000	8,208,239
Nelnet Student Loan Trust(a),(b)
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% Floor 0.950% 11/25/2048	1.098%	4,345,000	4,375,337
Rockford Tower CLO Ltd.(a),(b)
Series 2020-1A Class A
3-month USD LIBOR + 1.280% Floor 1.280% 01/20/2032	3.000%	8,000,000	8,002,512
SLC Student Loan Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.210% Floor 0.210% 03/15/2055	0.460%	357,196	316,939
SLM Student Loan Trust(b)
Series 2007-3 Class A4
3-month USD LIBOR + 0.060% Floor 0.060% 01/25/2022	0.275%	10,217,882	9,710,080
Series 2007-7 Class A4
3-month USD LIBOR + 0.330% 01/25/2022	0.545%	5,021,852	4,795,593
Series 2007-7 Class B
3-month USD LIBOR + 0.750% Floor 0.750% 10/27/2070	0.965%	1,990,000	1,734,203
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% Floor 1.650% 07/25/2022	1.865%	1,445,183	1,445,841
Series 2008-5 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/25/2073	2.065%	5,860,000	5,679,128
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% 07/25/2023	1.315%	5,123,742	5,069,882
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	111

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008-8 Class A4
3-month USD LIBOR + 1.500% Floor 1.500% 04/25/2023	1.715%	1,247,521	1,246,477
Series 2008-9 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2083	2.465%	5,775,000	5,748,362
SLM Student Loan Trust(a),(b)
Series 2009-3 Class A
1-month USD LIBOR + 0.750% Floor 0.750% 01/25/2045	0.898%	2,976,881	2,954,812
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% Floor 0.170% 04/25/2040	0.385%	10,486,641	10,115,450
Total Asset-Backed Securities — Non-Agency (Cost $137,038,313)			135,990,488

Commercial Mortgage-Backed Securities - Agency 0.9%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K155 Class A3
04/25/2033	3.750%	6,990,000	8,527,866
Series S8FX Class A2
03/25/2027	3.291%	13,225,000	14,863,740
Federal National Mortgage Association
04/01/2040	2.455%	4,525,000	4,844,652
Series 2001-M2 Class Z2
06/25/2031	6.300%	26,615	26,747
Federal National Mortgage Association(c),(d)
Series 2020-M10 Class X1
12/25/2030	1.796%	8,722,475	1,214,029
Government National Mortgage Association(c),(d)
CMO Series 2011-121 Class
06/16/2043	0.122%	2,699,581	6,737
CMO Series 2011-78 Class IX
08/16/2046	0.000%	162,824	10,374
CMO Series 2012-55 Class
04/16/2052	0.206%	1,291,330	5,361
Government National Mortgage Association(d)
CMO Series 2012-125 Class IK
08/16/2052	0.561%	7,188,840	24,515
Total Commercial Mortgage-Backed Securities - Agency (Cost $29,683,957)			29,524,021

Commercial Mortgage-Backed Securities - Non-Agency 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	2,620,000	2,720,569
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,355,000	1,487,500
DBJPM Mortgage Trust(a)
Series 2016-SFC Class A
08/10/2036	2.833%	3,800,000	3,906,292
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,770,000	3,139,491
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	2,720,000	3,104,829
Manhattan West(a)
Series 2020-1MW Class A
09/10/2039	2.130%	3,470,000	3,628,984
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	3,690,000	3,964,285
Natixis Commercial Mortgage Securities Trust(a)
Series 2020-2PAC Class A
01/15/2025	2.966%	2,825,000	2,950,582
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/15/2032	3.834%	1,475,000	1,557,867
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $25,287,744)			26,460,399

Common Stocks 0.0%
Issuer	Shares	Value ($)
Utilities 0.0%
Electric Utilities 0.0%
Homer City Holdings(e),(f)	32,056	1,763
Total Utilities		1,763
Total Common Stocks (Cost $1,930,228)		1,763

Corporate Bonds & Notes 22.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.5%
America West Airlines Pass-Through Trust
04/02/2021	7.100%	393,277	390,822
American Airlines Pass-Through Trust
01/31/2021	5.250%	933,365	924,551

The accompanying Notes to Financial Statements are an integral part of this statement.
112	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Continental Airlines Pass-Through Trust
06/15/2021	6.703%	93,833	93,833
04/19/2022	5.983%	6,232,059	6,266,815
Delta Air Lines Pass-Through Trust
06/10/2028	2.000%	8,730,927	8,741,380
Total			16,417,401
Apartment REIT 0.1%
Post Apartment Homes LP
12/01/2022	3.375%	2,315,000	2,417,104
Automotive 1.4%
Daimler Finance North America LLC(a),(b)
3-month USD LIBOR + 0.900% 02/15/2022	1.121%	3,000,000	3,019,469
Ford Motor Credit Co. LLC
01/15/2021	3.200%	2,850,000	2,850,220
02/01/2021	5.750%	190,000	190,514
03/18/2021	3.336%	1,420,000	1,423,734
10/12/2021	3.813%	1,955,000	1,978,971
01/07/2022	5.596%	1,082,000	1,118,614
03/28/2022	3.339%	3,060,000	3,099,693
Ford Motor Credit Co. LLC(b)
3-month USD LIBOR + 0.810% 04/05/2021	1.044%	2,000,000	1,996,127
3-month USD LIBOR + 0.880% 10/12/2021	1.104%	2,095,000	2,075,987
3-month USD LIBOR + 1.270% 03/28/2022	1.521%	6,300,000	6,201,109
3-month USD LIBOR + 1.080% 08/03/2022	1.296%	1,940,000	1,883,609
General Motors Co.
10/02/2023	4.875%	1,320,000	1,465,445
General Motors Financial Co., Inc.
07/06/2021	3.200%	1,175,000	1,187,203
09/25/2021	4.375%	2,325,000	2,387,020
11/06/2021	4.200%	5,934,000	6,110,568
04/10/2022	3.450%	3,155,000	3,248,088
06/30/2022	3.150%	3,420,000	3,538,303
Total			43,774,674
Banking 3.0%
Bank of America Corp.(g)
12/20/2023	3.004%	8,937,000	9,402,466
02/13/2031	2.496%	1,575,000	1,671,766
04/29/2031	2.592%	2,200,000	2,354,437
03/20/2051	4.083%	4,003,000	5,063,710
Bank of America Corp.(b)
Subordinated
3-month USD LIBOR + 0.650% 12/01/2026	0.875%	1,000,000	960,694
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.
10/21/2026	3.200%	3,095,000	3,458,396
Citigroup, Inc.(g)
03/31/2031	4.412%	3,110,000	3,771,181
06/03/2031	2.572%	3,535,000	3,767,485
Fifth Third Bancorp
05/05/2027	2.550%	4,635,000	5,041,303
Goldman Sachs Group, Inc. (The)(g)
09/29/2025	3.272%	2,930,000	3,208,522
06/05/2028	3.691%	1,490,000	1,716,409
HSBC Holdings PLC(g)
09/22/2028	2.013%	7,240,000	7,413,045
JPMorgan Chase & Co.(g)
12/05/2024	4.023%	3,015,000	3,322,570
Lloyds Banking Group PLC
03/12/2024	3.900%	3,175,000	3,487,589
Lloyds Banking Group PLC(g)
07/09/2025	3.870%	4,114,000	4,535,626
Nationwide Building Society(a),(g)
04/26/2023	3.622%	4,149,000	4,309,458
03/08/2024	3.766%	1,870,000	1,990,296
Santander UK Group Holdings PLC(g)
11/15/2024	4.796%	8,860,000	9,847,097
Wells Fargo & Co.(g)
06/02/2028	2.393%	3,830,000	4,075,888
10/30/2030	2.879%	2,945,000	3,210,026
04/30/2041	3.068%	7,315,000	7,931,279
04/04/2051	5.013%	2,630,000	3,733,386
Total			94,272,629
Brokerage/Asset Managers/Exchanges 0.0%
Raymond James Financial, Inc.
07/15/2046	4.950%	1,030,000	1,407,436
Cable and Satellite 0.8%
CCO Holdings LLC/Capital Corp.(a)
06/01/2029	5.375%	1,068,000	1,171,600
08/15/2030	4.500%	3,836,000	4,087,954
05/01/2032	4.500%	1,734,000	1,851,144
Charter Communications Operating LLC/Capital
04/01/2048	5.750%	1,385,000	1,810,053
03/01/2050	4.800%	870,000	1,033,291
CSC Holdings LLC(a)
02/01/2028	5.375%	855,000	913,623
Intelsat Jackson Holdings SA(h)
08/01/2023	0.000%	1,500,000	1,016,105
Intelsat Jackson Holdings SA(a),(h)
10/15/2024	0.000%	3,372,000	2,397,139
07/15/2025	0.000%	2,323,000	1,670,375

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	113

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner Cable LLC
11/15/2040	5.875%	3,280,000	4,354,038
09/01/2041	5.500%	850,000	1,093,745
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	1,000,000	1,040,822
05/15/2029	5.500%	1,750,000	1,898,576
Total			24,338,465
Chemicals 0.2%
International Flavors & Fragrances, Inc.
09/26/2048	5.000%	5,060,000	6,774,997
Nutrition & Biosciences, Inc.(a)
12/01/2050	3.468%	970,000	1,052,476
Total			7,827,473
Consumer Cyclical Services 0.2%
IHS Markit Ltd.(a)
11/01/2022	5.000%	1,335,000	1,421,149
02/15/2025	4.750%	1,565,000	1,799,476
IHS Markit Ltd.
08/01/2028	4.750%	2,500,000	3,082,247
Total			6,302,872
Diversified Manufacturing 0.2%
General Electric Co.(b)
3-month USD LIBOR + 0.380% 05/05/2026	0.605%	2,000,000	1,910,517
General Electric Co.
03/15/2032	6.750%	1,725,000	2,417,615
01/14/2038	5.875%	517,000	701,298
Total			5,029,430
Electric 1.2%
AEP Transmission Co. LLC
04/01/2050	3.650%	305,000	368,701
Appalachian Power Co.
05/15/2033	5.950%	3,225,000	4,348,413
Duke Energy Carolinas LLC
12/15/2041	4.250%	900,000	1,140,383
Entergy Louisiana LLC
04/01/2025	3.780%	5,900,000	6,417,991
ITC Holdings Corp.
07/01/2023	4.050%	1,740,000	1,874,472
11/15/2027	3.350%	1,000,000	1,125,938
Metropolitan Edison Co.(a)
04/15/2025	4.000%	3,000,000	3,232,296
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	700,000	735,011
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Monongahela Power Co.(a)
12/15/2043	5.400%	2,511,000	3,399,953
Northern States Power Co.
08/15/2045	4.000%	2,250,000	2,917,997
PacifiCorp
07/01/2025	3.350%	2,000,000	2,210,306
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	6,950,000	7,404,414
Public Service Co. of Oklahoma
02/01/2021	4.400%	2,256,000	2,263,519
Total			37,439,394
Environmental 0.1%
GFL Environmental, Inc.(a)
12/15/2026	5.125%	920,000	980,064
Republic Services, Inc.
03/01/2030	2.300%	1,324,000	1,402,396
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,790,000	1,825,029
Total			4,207,489
Finance Companies 1.3%
AerCap Ireland Capital DAC/Global Aviation Trust
05/26/2022	3.500%	1,375,000	1,419,572
AerCap Ireland Capital Ltd./Global Aviation Trust
02/01/2022	3.950%	2,000,000	2,057,946
Air Lease Corp.
03/01/2025	3.250%	2,810,000	2,998,794
Avolon Holdings Funding Ltd.(a)
05/15/2024	5.250%	2,035,000	2,211,852
02/15/2025	2.875%	1,310,000	1,334,781
GE Capital Funding LLC(a)
05/15/2030	4.400%	3,000,000	3,534,320
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	15,697,000	18,734,002
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%	5,335,000	5,600,607
02/15/2024	5.500%	2,620,000	2,862,933
Total			40,754,807
Food and Beverage 1.4%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	5,935,000	7,711,737
Anheuser-Busch InBev Worldwide, Inc.
04/15/2048	4.600%	1,850,000	2,333,292
Bacardi Ltd.(a)
05/15/2028	4.700%	970,000	1,149,722
05/15/2048	5.300%	1,400,000	1,933,907

The accompanying Notes to Financial Statements are an integral part of this statement.
114	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kraft Heinz Foods Co. (The)(a)
08/01/2039	7.125%	2,284,000	3,249,687
10/01/2049	4.875%	4,685,000	5,436,991
Kraft Heinz Foods Co. (The)
06/04/2042	5.000%	5,304,000	6,212,304
07/15/2045	5.200%	6,570,000	7,784,499
06/01/2046	4.375%	2,855,000	3,076,756
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	926,000	967,984
Post Holdings, Inc.(a)
08/15/2026	5.000%	1,000,000	1,034,078
03/01/2027	5.750%	2,000,000	2,118,240
Total			43,009,197
Gaming 0.6%
Churchill Downs, Inc.(a)
04/01/2027	5.500%	3,184,000	3,371,403
01/15/2028	4.750%	465,000	490,689
Colt Merger Sub, Inc.(a)
07/01/2025	6.250%	957,000	1,018,986
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	2,120,000	2,315,999
09/01/2024	3.350%	1,800,000	1,891,793
06/01/2025	5.250%	2,185,000	2,462,557
04/15/2026	5.375%	550,000	631,126
06/01/2028	5.750%	870,000	1,029,787
01/15/2029	5.300%	2,325,000	2,706,352
01/15/2030	4.000%	1,615,000	1,758,496
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	1,036,000	1,124,373
Total			18,801,561
Health Care 2.3%
Advocate Health & Hospitals Corp.
06/15/2030	2.211%	2,065,000	2,139,698
06/15/2050	3.008%	1,400,000	1,512,626
Becton Dickinson and Co.
06/06/2024	3.363%	1,380,000	1,496,944
Cigna Corp.
08/15/2038	4.800%	5,000,000	6,502,212
10/15/2047	3.875%	1,190,000	1,411,321
CommonSpirit Health
10/01/2030	2.782%	1,575,000	1,666,624
CVS Health Corp.
07/20/2045	5.125%	2,090,000	2,804,000
03/25/2048	5.050%	11,070,000	14,966,880
Encompass Health Corp.
02/01/2030	4.750%	1,241,000	1,328,298
04/01/2031	4.625%	1,170,000	1,240,600
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hartford HealthCare Corp.
04/01/2044	5.746%	3,000,000	4,141,311
HCA, Inc.
05/01/2023	4.750%	625,000	681,939
04/15/2025	5.250%	2,188,000	2,557,522
06/15/2026	5.250%	2,990,000	3,542,121
02/15/2027	4.500%	1,000,000	1,163,799
06/15/2039	5.125%	2,000,000	2,557,864
06/15/2049	5.250%	3,250,000	4,289,188
Kaiser Foundation Hospitals
04/01/2042	4.875%	1,800,000	2,460,285
NYU Langone Hospitals
07/01/2042	4.428%	5,936,000	6,732,556
07/01/2055	3.380%	1,915,000	2,023,132
Partners Healthcare System, Inc.
07/01/2060	3.342%	2,858,000	3,248,558
Tenet Healthcare Corp.
07/15/2024	4.625%	850,000	870,821
Tenet Healthcare Corp.(a)
01/01/2026	4.875%	3,790,000	3,960,575
11/01/2027	5.125%	390,000	413,430
Total			73,712,304
Healthcare Insurance 0.6%
Anthem, Inc.
08/15/2021	3.700%	2,355,000	2,383,930
12/01/2047	4.375%	1,500,000	1,943,680
Centene Corp.
12/15/2027	4.250%	1,505,000	1,601,852
02/15/2030	3.375%	772,000	812,004
Humana, Inc.
04/01/2030	4.875%	1,333,000	1,666,302
Molina Healthcare, Inc.
11/15/2022	5.375%	1,677,000	1,775,278
Molina Healthcare, Inc.(a)
06/15/2028	4.375%	3,208,000	3,374,863
11/15/2030	3.875%	2,000,000	2,145,189
UnitedHealth Group, Inc.
01/15/2047	4.200%	1,500,000	1,986,244
12/15/2048	4.450%	1,245,000	1,717,621
Total			19,406,963
Healthcare REIT 0.1%
HCP, Inc.
11/15/2023	4.250%	163,000	178,552
Ventas Realty LP
10/15/2026	3.250%	4,095,000	4,505,160
Total			4,683,712

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	115

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.3%
Antero Resources Corp.
12/01/2022	5.125%	558,000	557,882
03/01/2025	5.000%	2,918,000	2,739,386
Canadian Natural Resources Ltd.
06/01/2027	3.850%	1,200,000	1,348,163
EQT Corp.
10/01/2027	3.900%	1,025,000	1,016,371
Hess Corp.
02/15/2041	5.600%	2,000,000	2,421,122
Marathon Oil Corp.
07/15/2023	8.125%	2,000,000	2,307,886
Total			10,390,810
Integrated Energy 0.4%
BP Capital Markets America, Inc.
04/06/2030	3.633%	2,015,000	2,344,342
02/24/2050	3.000%	1,820,000	1,872,523
Exxon Mobil Corp.
03/19/2050	4.327%	6,665,000	8,715,147
Total			12,932,012
Leisure 0.0%
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	947,000	970,197
Life Insurance 0.5%
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/15/2050	3.375%	3,205,000	3,484,447
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	4,400,000	5,230,593
Teachers Insurance & Annuity Association of America(a)
Subordinated
05/15/2050	3.300%	2,035,000	2,233,188
Teachers Insurance & Annuity Association of America(a),(g)
Subordinated
09/15/2054	4.375%	3,920,000	4,134,682
Total			15,082,910
Media and Entertainment 0.3%
Walt Disney Co. (The)
03/23/2040	4.625%	3,500,000	4,676,244
01/13/2051	3.600%	2,810,000	3,406,113
Total			8,082,357
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 1.1%
Enbridge Energy Partners LP
10/15/2025	5.875%	2,500,000	3,044,262
Energy Transfer Operating LP
06/01/2027	5.500%	341,000	399,596
05/15/2030	3.750%	4,670,000	5,032,812
Energy Transfer Partners LP
02/01/2042	6.500%	1,525,000	1,865,041
03/15/2045	5.150%	3,048,000	3,299,886
12/15/2045	6.125%	2,400,000	2,835,542
EQT Midstream Partners LP
07/15/2028	5.500%	695,000	758,227
Kinder Morgan Energy Partners LP
03/15/2035	5.800%	1,000,000	1,253,874
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	1,973,000	2,205,728
12/15/2026	4.500%	2,000,000	2,241,660
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%	910,000	945,794
04/15/2040	6.875%	1,890,000	2,072,485
Sabine Pass Liquefaction LLC
03/15/2027	5.000%	2,500,000	2,950,464
Sunoco Logistics Partners Operations LP
05/15/2045	5.350%	925,000	1,016,585
Targa Resources Partners LP/Finance Corp.
01/15/2029	6.875%	899,000	1,011,595
Williams Companies, Inc. (The)
09/15/2025	4.000%	2,350,000	2,665,997
04/15/2040	6.300%	1,000,000	1,333,896
Total			34,933,444
Office REIT 0.5%
Boston Properties LP
05/15/2021	4.125%	1,351,000	1,356,435
01/30/2031	3.250%	3,575,000	3,944,181
Piedmont Operating Partnership LP
06/01/2023	3.400%	4,815,000	5,010,108
SL Green Operating Partnership LP
10/15/2022	3.250%	4,000,000	4,124,649
Total			14,435,373
Oil Field Services 0.1%
Transocean Phoenix 2 Ltd.(a)
10/15/2024	7.750%	428,400	417,904
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	981,240	931,383
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	1,227,000	1,115,778

The accompanying Notes to Financial Statements are an integral part of this statement.
116	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transocean Proteus Ltd.(a)
12/01/2024	6.250%	336,000	315,417
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	684,000	728,028
Total			3,508,510
Other Industry 0.0%
PowerTeam Services LLC(a)
12/04/2025	9.033%	1,381,000	1,536,334
Other REIT 0.1%
American Campus Communities Operating Partnership LP
07/01/2024	4.125%	1,000,000	1,092,574
CyrusOne LP/Finance Corp.
11/15/2024	2.900%	1,000,000	1,068,849
11/01/2030	2.150%	2,115,000	2,067,105
Total			4,228,528
Packaging 0.2%
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	582,000	624,863
OI European Group BV(a)
03/15/2023	4.000%	135,000	138,189
Sealed Air Corp.(a)
12/01/2022	4.875%	1,022,000	1,072,698
09/15/2025	5.500%	591,000	660,467
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	3,705,000	3,915,458
Total			6,411,675
Pharmaceuticals 1.2%
AbbVie, Inc.
03/15/2025	3.800%	1,450,000	1,619,195
03/15/2035	4.550%	530,000	670,592
05/14/2035	4.500%	1,223,000	1,539,450
11/21/2039	4.050%	1,425,000	1,723,199
11/06/2042	4.400%	280,000	350,885
05/14/2045	4.700%	1,000,000	1,304,463
05/14/2046	4.450%	1,425,000	1,813,982
11/14/2048	4.875%	1,100,000	1,495,709
11/21/2049	4.250%	4,155,000	5,226,147
Bausch Health Companies, Inc.(a)
11/01/2025	5.500%	846,000	874,745
04/01/2026	9.250%	252,000	281,403
Bayer US Finance II LLC(a)
07/15/2024	3.375%	2,860,000	3,089,016
12/15/2025	4.250%	1,835,000	2,100,154
12/15/2028	4.375%	1,405,000	1,650,312
06/25/2038	4.625%	2,925,000	3,572,228
06/25/2048	4.875%	6,145,000	8,000,594
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayer US Finance LLC(a)
10/08/2024	3.375%	3,000,000	3,276,289
Total			38,588,363
Property & Casualty 0.4%
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	3,225,000	3,982,379
Farmers Exchange Capital II(a),(g)
Subordinated
11/01/2053	6.151%	3,810,000	4,860,139
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	2.507%	2,815,000	2,790,456
Total			11,632,974
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
02/15/2029	3.500%	1,600,000	1,603,678
Retailers 0.3%
Alimentation Couche-Tard, Inc.(a)
01/25/2030	2.950%	331,000	361,316
01/25/2050	3.800%	3,355,000	3,961,836
Walgreens Boots Alliance, Inc.
06/01/2026	3.450%	1,400,000	1,551,399
11/18/2044	4.800%	2,500,000	2,829,033
Total			8,703,584
Technology 0.4%
Apple, Inc.
05/11/2050	2.650%	1,950,000	2,072,558
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	1,214,000	1,313,211
Broadcom, Inc.
10/15/2022	3.125%	1,500,000	1,570,641
10/15/2024	3.625%	2,960,000	3,250,451
Gartner, Inc.(a)
10/01/2030	3.750%	3,000,000	3,158,843
SS&C Technologies, Inc.(a)
09/30/2027	5.500%	1,067,000	1,139,446
Total			12,505,150
Tobacco 0.5%
BAT Capital Corp.
08/15/2037	4.390%	1,870,000	2,092,813
08/15/2047	4.540%	6,792,000	7,541,561

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	117

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds American, Inc.
08/15/2035	5.700%	1,185,000	1,503,749
08/15/2045	5.850%	4,180,000	5,325,286
Total			16,463,409
Treasury 0.0%
Saudi Government International Bond(a)
10/22/2030	3.250%	300,000	331,052
Wireless 1.2%
Sprint Corp.
09/15/2023	7.875%	270,000	312,438
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%	1,240,312	1,251,764
03/20/2025	4.738%	9,895,000	10,742,106
03/20/2028	5.152%	2,780,000	3,236,328
T-Mobile USA, Inc.
03/01/2023	6.000%	2,196,000	2,201,490
04/15/2024	6.000%	1,894,000	1,918,902
T-Mobile USA, Inc.(a)
04/15/2030	3.875%	3,000,000	3,468,280
02/15/2031	2.550%	2,340,000	2,458,992
04/15/2040	4.375%	3,000,000	3,661,861
Vodafone Group PLC
05/30/2048	5.250%	3,085,000	4,283,260
06/19/2049	4.875%	4,340,000	5,780,366
Total			39,315,787
Wirelines 1.0%
AT&T, Inc.
02/15/2030	4.300%	800,000	954,857
05/15/2035	4.500%	620,000	751,176
03/01/2037	5.250%	5,640,000	7,303,067
03/01/2039	4.850%	2,796,000	3,466,318
12/15/2042	4.300%	1,000,000	1,167,568
05/15/2046	4.750%	2,360,000	2,906,595
02/01/2052	3.300%	2,375,000	2,356,457
AT&T, Inc.(a)
09/15/2053	3.500%	641,000	644,557
12/01/2057	3.800%	9,715,000	10,147,592
C&W Senior Financing DAC(a)
09/15/2027	6.875%	480,000	518,446
Level 3 Financing, Inc.
05/01/2025	5.375%	2,500,000	2,569,823
Level 3 Financing, Inc.(a)
09/15/2027	4.625%	496,000	516,556
Total			33,303,012
Total Corporate Bonds & Notes (Cost $650,782,594)			718,762,070

Foreign Government Obligations(i) 1.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Azerbaijan 0.0%
Southern Gas Corridor CJSC(a)
03/24/2026	6.875%	800,000	966,640
Chile 0.1%
Corporación Nacional del Cobre de Chile(a)
01/14/2030	3.150%	635,000	693,093
Corporación Nacional del Cobre de Chile(a)
08/01/2027	3.625%	1,200,000	1,341,377
Empresa de Transporte de Pasajeros Metro SA(a)
05/07/2030	3.650%	520,000	583,083
Total			2,617,553
Colombia 0.1%
Colombia Government International Bond
01/28/2026	4.500%	1,000,000	1,133,393
04/25/2027	3.875%	407,000	453,174
01/30/2030	3.000%	200,000	210,526
05/15/2049	5.200%	1,221,000	1,545,919
Total			3,343,012
Croatia 0.0%
Croatia Government International Bond(a)
01/26/2024	6.000%	1,025,000	1,180,084
Dominican Republic 0.1%
Dominican Republic International Bond(a)
07/19/2028	6.000%	1,325,000	1,586,887
01/30/2030	4.500%	300,000	326,902
Total			1,913,789
Egypt 0.0%
Egypt Government International Bond(a)
02/21/2023	5.577%	750,000	791,306
Indonesia 0.2%
Indonesia Government International Bond
02/14/2030	2.850%	701,000	757,684
PT Indonesia Asahan Aluminium Persero(a)
11/15/2028	6.530%	1,200,000	1,510,502
PT Pertamina Persero(a)
08/25/2030	3.100%	1,443,000	1,544,434
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/2024	5.125%	1,100,000	1,219,407
Total			5,032,027
Kazakhstan 0.1%
KazMunayGas National Co. JSC(a)
04/19/2047	5.750%	1,355,000	1,817,192

The accompanying Notes to Financial Statements are an integral part of this statement.
118	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Foreign Government Obligations(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Malaysia 0.0%
Petronas Capital Ltd.(a)
04/21/2030	3.500%	500,000	576,112
Mexico 0.6%
Banco Nacional de Comercio Exterior SNC(a),(g)
Subordinated
08/11/2026	3.800%	300,000	301,147
Mexico Government International Bond
05/24/2031	2.659%	4,696,000	4,817,663
Petroleos Mexicanos
03/13/2027	6.500%	2,715,000	2,862,328
09/21/2047	6.750%	3,348,000	3,136,414
01/23/2050	7.690%	5,375,000	5,427,148
01/28/2060	6.950%	1,730,000	1,627,499
Total			18,172,199
Netherlands 0.1%
Petrobras Global Finance BV
01/15/2030	5.093%	1,524,000	1,704,230
Panama 0.0%
Panama Government International Bond
01/23/2030	3.160%	1,386,000	1,538,814
Paraguay 0.0%
Paraguay Government International Bond(a)
01/25/2023	4.625%	200,000	215,252
Peru 0.1%
Fondo MIVIVIENDA SA(a)
01/31/2023	3.500%	500,000	524,021
Peruvian Government International Bond
08/25/2027	4.125%	1,562,000	1,835,178
06/20/2030	2.844%	1,382,000	1,531,034
Petroleos del Peru SA(a)
06/19/2032	4.750%	300,000	346,866
Total			4,237,099
Qatar 0.1%
Qatar Government International Bond(a)
04/23/2028	4.500%	1,956,000	2,370,604
06/02/2046	4.625%	729,000	967,848
Total			3,338,452
Russian Federation 0.1%
Russian Foreign Bond - Eurobond(a)
03/21/2029	4.375%	2,200,000	2,567,293
Foreign Government Obligations(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Saudi Arabia 0.1%
Saudi Arabian Oil Co.(a)
04/16/2039	4.250%	200,000	234,056
Saudi Government International Bond(a)
04/17/2025	4.000%	820,000	916,796
03/04/2028	3.625%	725,000	813,769
02/03/2032	2.750%	300,000	317,129
10/26/2046	4.500%	440,000	534,411
01/21/2055	3.750%	200,000	219,035
Total			3,035,196
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2029	4.850%	1,270,000	1,350,446
09/30/2049	5.750%	900,000	902,020
Total			2,252,466
Turkey 0.0%
Turkey Government International Bond
03/23/2023	3.250%	1,070,000	1,067,463
United Arab Emirates 0.1%
Abu Dhabi Government International Bond(a)
09/30/2029	2.500%	2,014,000	2,176,086
DP World Crescent Ltd.(a)
09/26/2028	4.848%	940,000	1,093,190
Total			3,269,276
Uruguay 0.0%
Uruguay Government International Bond
01/23/2031	4.375%	600,000	736,790
Total Foreign Government Obligations (Cost $56,105,689)			60,372,245

Municipal Bonds 1.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.1%
County of Miami-Dade Aviation
Refunding Revenue Bonds
Taxable
Series 2019B
10/01/2034	3.555%	930,000	1,007,181
Greater Orlando Aviation Authority(j)
Revenue Bonds
Series 2019A
10/01/2044	4.000%	1,420,000	1,630,742

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	119

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Francisco City & County Airport Commission - San Francisco International Airport(j)
Revenue Bonds
Series 2018
05/01/2043	5.000%	1,000,000	1,217,210
Total			3,855,133
Higher Education 0.1%
Indiana University
Taxable Refunding Revenue Bonds
Series 2020B
06/01/2060	3.067%	2,000,000	2,252,680
Hospital 0.2%
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	6,865,000	7,721,477
Local General Obligation 0.3%
City of New York
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2031	5.206%	2,400,000	3,026,568
Series 2010
10/01/2024	5.047%	5,000,000	5,571,850
Total			8,598,418
Special Non Property Tax 0.4%
New York City Transitional Finance Authority
Refunding Revenue Bonds
Future Tax Secured
Subordinated Series 2020B-3
08/01/2035	2.000%	2,000,000	1,943,580
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds
Build America Bonds
Series 2010
08/01/2037	5.508%	2,110,000	2,899,541
New York State Dormitory Authority
Refunding Revenue Bonds
Group 4
Series 2020A
03/15/2044	4.000%	4,210,000	4,990,660
New York State Urban Development Corp.
Revenue Bonds
Series 2020E-3
03/15/2043	4.000%	2,705,000	3,193,550
Total			13,027,331
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 0.2%
Commonwealth of Massachusetts
Unlimited General Obligation Bonds
Series 2020C
03/01/2049	3.000%	5,010,000	5,475,680
Transportation 0.0%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Green Bonds
Series 2020C-2
11/15/2049	5.175%	1,915,000	2,243,940
Water & Sewer 0.1%
New York City Water & Sewer System
Refunding Revenue Bonds
2nd General Resolution
Subordinated Series 2020
06/15/2050	4.000%	1,700,000	2,034,985
Revenue Bonds
2nd General Resolution
Series 2020GG
06/15/2050	4.000%	500,000	593,985
Total			2,628,970
Total Municipal Bonds (Cost $42,101,753)			45,803,629

Residential Mortgage-Backed Securities - Agency 30.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2031- 03/01/2047	3.000%	47,241,038	49,915,946
09/01/2032- 01/01/2050	3.500%	134,265,706	145,983,326
07/01/2035- 10/01/2048	5.000%	5,158,016	5,766,856
04/01/2036- 09/01/2039	6.000%	171,877	197,251
06/01/2038- 01/01/2040	5.500%	606,219	708,069
03/01/2039- 10/01/2048	4.500%	9,765,943	10,790,057
08/01/2044- 01/01/2049	4.000%	8,728,507	9,695,568
CMO Series 360 Class 250
11/15/2047	2.500%	3,239,488	3,316,170
Federal Home Loan Mortgage Corp.(b)
CMO Series 2863 Class FM
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 7.000% 10/15/2031	0.659%	735,104	736,864

The accompanying Notes to Financial Statements are an integral part of this statement.
120	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 2980 Class SL
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 11/15/2034	6.541%	261,715	64,552
Federal Home Loan Mortgage Corp.(d)
CMO Series 4037 Class PI
04/15/2027	3.000%	393,636	18,208
CMO Series 4090 Class EI
08/15/2022	2.500%	166,878	2,163
CMO Series 4093 Class IA
03/15/2042	4.000%	2,157,500	628,499
Federal National Mortgage Association
12/01/2025- 06/01/2049	3.500%	34,387,087	36,797,421
06/01/2032- 11/01/2049	3.000%	19,820,644	20,847,136
05/01/2033- 08/01/2039	5.000%	220,350	253,491
11/01/2038- 11/01/2040	6.000%	2,539,793	3,030,294
10/01/2040- 11/01/2040	2.000%	29,757,147	30,966,713
08/01/2043- 07/01/2047	4.000%	32,072,625	35,144,503
02/01/2046- 08/01/2048	4.500%	15,102,868	16,440,901
CMO Series 2013-13 Class PH
04/25/2042	2.500%	3,964,149	4,125,362
CMO Series 2018-54 Class KA
01/25/2047	3.500%	3,687,563	3,838,028
CMO Series 2018-86 Class JA
05/25/2047	4.000%	2,817,679	2,923,298
CMO Series 2018-94D Class KD
12/25/2048	3.500%	2,504,856	2,620,859
CMO Series 2019-1 Class KP
02/25/2049	3.250%	4,906,001	5,142,765
Federal National Mortgage Association(b),(d)
CMO Series 2004-94 Class HJ
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 10/25/2034	6.552%	22,085	576
CMO Series 2006-8 Class HL
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2036	6.552%	1,044,496	214,964
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-81 Class NS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/25/2042	6.052%	348,442	45,728
Federal National Mortgage Association(d)
CMO Series 2013-45 Class IK
02/25/2043	3.000%	278,999	24,282
Government National Mortgage Association
08/15/2033- 08/20/2048	4.500%	13,290,139	14,504,310
04/15/2035- 10/20/2047	5.000%	6,735,383	7,493,311
07/15/2040- 10/20/2048	4.000%	17,561,174	18,929,098
04/20/2046- 07/20/2049	3.500%	42,899,426	46,148,213
11/20/2046- 10/20/2049	3.000%	27,351,130	28,902,526
Government National Mortgage Association(k)
CMO Series 2006-26 Class
06/20/2036	0.000%	26,735	25,162
Government National Mortgage Association(b),(d)
CMO Series 2013-124 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2041	5.998%	419,392	16,370
Government National Mortgage Association TBA(l)
01/21/2051	2.000%	61,775,000	64,600,724
01/21/2051	2.500%	40,350,000	42,714,258
Uniform Mortgage-Backed Security TBA(l)
01/19/2036	1.500%	15,650,000	16,102,383
01/19/2036- 02/11/2051	2.000%	239,450,000	248,704,006
02/13/2044- 01/14/2051	2.500%	80,450,000	84,718,729
Total Residential Mortgage-Backed Securities - Agency (Cost $937,501,535)			963,098,940

Residential Mortgage-Backed Securities - Non-Agency 6.5%

Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates(b)
CMO Series 2005-R8 Class M3
1-month USD LIBOR + 0.765% Floor 0.770% 10/25/2035	0.913%	15,086,309	14,835,570
Asset-Backed Funding Certificates Trust(b)
CMO Series 2005-HE1 Class M1
1-month USD LIBOR + 0.630% Floor 0.630% 03/25/2035	0.778%	1,344,927	1,343,059

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	121

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Funding Trust(b)
CMO Series 2006-G Class 2A1
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.500% 07/20/2036	0.592%	795,389	801,130
BCAP LLC Trust(b)
CMO Series 2007-AA1 Class 2A1
1-month USD LIBOR + 0.180% Floor 0.180% 03/25/2037	0.328%	7,253,686	7,036,424
BCAP LLC Trust(a),(c)
CMO Series 2013-RR5 Class 2A1
03/26/2037	3.375%	547,371	552,496
CIM Group(a),(c),(f)
CMO Series 2020-R7 Class A1A
12/27/2061	2.250%	13,726,249	13,881,355
CIM Trust(a),(c)
CMO Series 2019-R4 Class A1
10/25/2059	3.000%	11,047,785	10,684,966
CMO Series 2020-R3 Class A1A
01/26/2060	4.000%	12,728,913	12,554,870
CMO Series 2020-R4 Class A1A
06/25/2060	3.300%	13,610,553	13,755,556
CMO Series 2020-R6 Class A1A
12/25/2060	2.250%	8,221,471	8,304,205
CIT Mortgage Loan Trust(a),(b)
CMO Series 2007-1 Class 2A3
1-month USD LIBOR + 1.450% Floor 1.450% 10/25/2037	1.698%	4,336,209	4,360,637
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2015-6 Class 2A1
12/25/2035	0.693%	416,480	415,028
CitiMortgage Alternative Loan Trust
CMO Series 2006-A5 Class 1A12
10/25/2036	6.000%	1,572,796	1,572,572
Countrywide Alternative Loan Trust(b)
CMO Series 2005-76 Class 1A1
1-year MTA + 1.480% Floor 1.480% 01/25/2036	1.980%	3,631,148	3,514,976
Countrywide Alternative Loan Trust(c)
CMO Series 2006-HY12 Class A5
08/25/2036	3.256%	5,449,257	5,711,842
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates(c)
CMO Series 2004-AR5 Class 2A1
06/25/2034	3.538%	657,518	684,635
Credit Suisse Mortgage Capital Certificates(a),(c)
CMO Series 2015-5R Class 1A1
09/27/2046	2.091%	2,525,446	2,422,625
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2015-5R Class 2A1
1-month USD LIBOR + 0.280% Floor 0.280% 04/27/2047	0.444%	976,765	965,380
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	9,237,864	9,964,227
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2006-14 Class 2A3
1-month USD LIBOR + 0.240% Floor 0.240% 02/25/2037	0.390%	5,003,515	4,850,393
First Horizon Alternative Mortgage Securities Trust(c)
CMO Series 2005-AA10 Class 2A1
12/25/2035	2.293%	2,087,268	1,873,494
CMO Series 2005-AA7 Class 2A1
09/25/2035	2.544%	1,340,290	1,283,828
CMO Series 2005-AA8 Class 2A1
10/25/2035	2.453%	2,539,463	2,009,802
First Horizon Alternative Mortgage Securities Trust
CMO Series 2006-FA8 Class 1A11
02/25/2037	6.000%	961,834	635,369
GMAC Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 2A1
11/19/2035	3.372%	1,599,394	1,523,339
GS Mortgage-Backed Securities Trust(a)
CMO Series 2018-RPL1 Class A1A
10/25/2057	3.750%	9,138,879	9,489,068
GSR Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 4A5
09/25/2035	2.968%	347,296	350,121
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200% 11/19/2036	0.352%	11,414,930	10,215,849
IndyMac Index Mortgage Loan Trust(b)
CMO Series 2006-AR27 Class 1A3
1-month USD LIBOR + 0.270% Floor 0.270%, Cap 10.500% 10/25/2036	0.418%	4,375,630	2,514,097
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month USD LIBOR + 0.390% Floor 0.390% 05/25/2035	0.538%	9,828,873	9,767,118

The accompanying Notes to Financial Statements are an integral part of this statement.
122	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A
1-month USD LIBOR + 0.150% Floor 0.150% 11/25/2036	0.298%	5,598,434	4,133,349
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-2 Class A2C
1-month USD LIBOR + 0.240% Floor 0.240% 05/25/2037	0.388%	3,997,789	2,998,034
Merrill Lynch Mortgage-Backed Securities Trust(b)
CMO Series 2007-2 Class 1A1
1-year CMT + 2.400% Floor 2.400% 08/25/2036	2.900%	1,179,563	1,118,410
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-2AR Class A
1-month USD LIBOR + 0.260% Floor 0.260%, Cap 11.000% 04/25/2035	0.408%	894,704	884,518
MortgageIT Trust(b)
CMO Series 2005-4 Class A1
1-month USD LIBOR + 0.280% Floor 0.280%, Cap 11.500% 10/25/2035	0.708%	2,444,124	2,481,100
Nationstar Home Equity Loan Trust(b)
CMO Series 2006-B Class AV4
1-month USD LIBOR + 0.280% Floor 0.280% 09/25/2036	0.428%	2,527,653	2,519,007
New Century Home Equity Loan Trust(b)
CMO Series 2005-1 Class M1
1-month USD LIBOR + 0.675% Floor 0.675%, Cap 12.500% 03/25/2035	0.823%	7,559,612	7,437,081
Option One Mortgage Loan Trust(b)
CMO Series 2006-1 Class 1A1
1-month USD LIBOR + 0.220% Floor 0.220% 01/25/2036	0.588%	5,544,114	5,241,973
RALI Trust(c)
CMO Series 2005-QA8 Class CB21
07/25/2035	3.658%	1,279,665	947,079
Saxon Asset Securities Trust(b)
CMO Series 2006-2 Class A2
1-month USD LIBOR + 0.130% Floor 0.130% 09/25/2036	0.278%	70,926	70,879
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2006-AR3 Class 12A1
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.500% 05/25/2036	0.588%	6,310,297	5,933,424
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2003-AR10 Class A7
10/25/2033	2.572%	532,441	535,366
CMO Series 2003-AR9 Class 1A6
09/25/2033	2.782%	437,171	435,550
CMO Series 2005-AR4 Class A5
04/25/2035	3.566%	751,673	758,578
CMO Series 2007-HY2 Class 1A1
12/25/2036	3.324%	2,672,454	2,680,205
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR15 Class A1A1
1-month USD LIBOR + 0.260% 11/25/2045	0.668%	2,388,182	2,342,471
CMO Series 2006-AR11 Class 1A
1-year MTA + 0.960% Floor 0.960% 09/25/2046	1.460%	4,664,901	4,244,308
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	1.440%	3,156,000	3,093,075
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $204,402,375)			205,728,438

Senior Loans 0.8%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(m)
Tranche E Term Loan
1-month USD LIBOR + 2.250% 05/30/2025	2.397%	933,518	913,680
Airlines 0.0%
American Airlines, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 1.750% 01/29/2027	1.898%	500,000	427,500
Automotive 0.0%
Clarios Global LP(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	3.647%	581,786	578,755

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	123

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.1%
Charter Communications Operating LLC/Safari LLC(b),(m)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	1.900%	247,494	245,856
CSC Holdings LLC(b),(m)
Term Loan
3-month USD LIBOR + 2.250% 01/15/2026	2.409%	1,375,500	1,352,804
Total			1,598,660
Chemicals 0.1%
Avantor Funding, Inc.(b),(m)
Tranche B4 Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 11/08/2027	3.500%	2,400,000	2,401,512
Electric 0.0%
Homer City Generation LP(b),(m)
Term Loan
3-month USD LIBOR + 13.000% Floor 1.000% 04/05/2023	15.000%	270,044	186,331
Vistra Operations Co., LLC(b),(m)
Term Loan
3-month USD LIBOR + 1.750% 12/31/2025	1.898%	346,165	344,614
Total			530,945
Environmental 0.0%
Clean Harbors, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 1.750% 06/28/2024	1.897%	341,162	340,097
GFL Environmental, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	3.500%	797,326	797,989
Total			1,138,086
Finance Companies 0.1%
Avolon Borrower 1 LLC(b),(m)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	2.500%	175,812	174,385
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Delos Finance SARL(b),(m)
Term Loan
3-month USD LIBOR + 1.750% 10/06/2023	2.004%	1,625,500	1,622,785
Total			1,797,170
Gaming 0.0%
Churchill Downs, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/27/2024	2.150%	389,950	385,442
Health Care 0.1%
Change Healthcare Holdings LLC(b),(m)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	3.500%	1,163,018	1,156,621
Gentiva Health Services, Inc.(b),(m)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.250% 07/02/2025	3.438%	253,354	251,613
IQVIA, Inc./Quintiles IMS(b),(m)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 01/17/2025	1.897%	438,665	435,595
Total			1,843,829
Other Industry 0.0%
PowerTeam Services LLC(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/06/2025	4.250%	458,435	453,135
Packaging 0.0%
Berry Global, Inc.(b),(m)
Tranche Y Term Loan
1-month USD LIBOR + 2.000% 07/01/2026	2.149%	738,750	734,414
Pactiv Evergreen Inc.(b),(m)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	2.897%	400,909	398,904
Total			1,133,318
Pharmaceuticals 0.2%
Bausch Health Companies, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	3.148%	1,948,958	1,940,441

The accompanying Notes to Financial Statements are an integral part of this statement.
124	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Elanco Animal Health, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	1.905%	3,531,142	3,496,572
Total			5,437,013
Restaurants 0.0%
New Red Finance, Inc./Burger King/Tim Hortons(b),(m)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	1.897%	538,057	529,820
Technology 0.0%
SS&C Technologies Holdings, Inc.(b),(m)
Tranche B3 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.897%	240,052	236,692
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	1.897%	185,747	183,146
Total			419,838
Transportation Services 0.0%
PODS LLC(b),(m)
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/06/2024	3.750%	434,213	433,805
Wireless 0.1%
SBA Senior Finance II LLC(b),(m)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	1.900%	1,418,625	1,401,275
Wirelines 0.1%
CenturyLink, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.250% 03/15/2027	2.397%	247,500	244,654
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Telenet Financing USD LLC(b),(m)
Tranche AR Term Loan
6-month USD LIBOR + 2.000% 04/30/2028	2.159%	750,000	739,222
Zayo Group Holdings, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.000% 03/09/2027	3.147%	1,380,724	1,370,368
Total			2,354,244
Total Senior Loans (Cost $23,517,521)			23,778,027

U.S. Treasury Obligations 29.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
10/31/2022	0.125%	60,550,000	60,554,731
11/30/2022	0.125%	363,019,000	363,047,363
12/31/2022	0.125%	96,035,000	96,038,751
11/30/2025	0.375%	49,525,000	49,594,644
12/31/2025	0.250%	144,565,000	144,677,941
11/15/2030	0.875%	73,164,000	72,912,499
11/15/2050	1.625%	159,359,000	158,736,504
Total U.S. Treasury Obligations (Cost $945,248,114)			945,562,433

Money Market Funds 15.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(n),(o)	480,003,063	479,955,063
Total Money Market Funds (Cost $479,955,063)		479,955,063
Total Investments in Securities (Cost: $3,533,554,886)		3,635,037,516
Other Assets & Liabilities, Net		(458,707,365)
Net Assets		3,176,330,151

At December 31, 2020, securities and/or cash totaling $8,842,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	2,132	03/2021	USD	268,981,782	566,787	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	125

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $422,413,351, which represents 13.30% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Non-income producing investment.
(f)	Valuation based on significant unobservable inputs.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2020, the total value of these securities amounted to $5,083,619, which represents 0.16% of total net assets.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	Income from this security may be subject to alternative minimum tax.
(k)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(l)	Represents a security purchased on a when-issued basis.
(m)	The stated interest rate represents the weighted average interest rate at December 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(n)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(o)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	91,943,308	3,248,608,953	(2,860,598,601)	1,403	479,955,063	(203,033)	1,853,791	480,003,063
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
126	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2020
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	135,990,488	—	135,990,488
Commercial Mortgage-Backed Securities - Agency	—	29,524,021	—	29,524,021
Commercial Mortgage-Backed Securities - Non-Agency	—	26,460,399	—	26,460,399
Common Stocks
Utilities	—	—	1,763	1,763
Total Common Stocks	—	—	1,763	1,763
Corporate Bonds & Notes	—	718,762,070	—	718,762,070
Foreign Government Obligations	—	60,372,245	—	60,372,245
Municipal Bonds	—	45,803,629	—	45,803,629
Residential Mortgage-Backed Securities - Agency	—	963,098,940	—	963,098,940
Residential Mortgage-Backed Securities - Non-Agency	—	191,847,083	13,881,355	205,728,438
Senior Loans	—	23,778,027	—	23,778,027
U.S. Treasury Obligations	945,562,433	—	—	945,562,433
Money Market Funds	479,955,063	—	—	479,955,063
Total Investments in Securities	1,425,517,496	2,195,636,902	13,883,118	3,635,037,516
Investments in Derivatives
Asset
Futures Contracts	566,787	—	—	566,787
Total	1,426,084,283	2,195,636,902	13,883,118	3,635,604,303
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	127

Portfolio of Investments
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 12.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2019-1A Class A
03/20/2023	3.450%	16,988,000	17,432,462
Ford Credit Auto Owner Trust(a)
Series 2017-1 Class A
08/15/2028	2.620%	4,806,000	4,924,541
Series 2018-2 Class A
01/15/2030	3.470%	10,605,000	11,356,702
GMF Floorplan Owner Revolving Trust(a)
Series 2020-2 Class A
10/15/2025	0.690%	6,984,000	6,992,227
Navient Private Education Loan Trust(a)
Series 2017-A Class A2A
12/16/2058	2.880%	2,400,111	2,436,502
Series 2020-IA Class A1A
04/15/2069	1.330%	15,400,000	15,410,621
Navient Private Education Refi Loan Trust(a)
Series 2019-GA Class A
10/15/2068	2.400%	14,019,711	14,340,574
Series 2020-DA Class A
05/15/2069	1.690%	19,865,997	20,213,813
Series 2020-GA Class A
09/16/2069	1.170%	7,027,136	7,064,254
Series 2020-HA Class A
01/15/2069	1.310%	5,077,000	5,103,510
Nelnet Student Loan Trust(b)
Series 2004-4 Class A5
3-month USD LIBOR + 0.160% Floor 0.160% 01/25/2037	0.375%	10,588,585	10,481,566
Nelnet Student Loan Trust(a),(b)
Series 2012-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/27/2039	0.948%	6,730,420	6,718,665
Series 2016-1A Class A
1-month USD LIBOR + 0.800% 09/25/2065	0.948%	5,947,140	5,918,159
SLC Student Loan Trust(b)
Series 2010-1 Class A
3-month USD LIBOR + 0.875% Floor 0.875% 11/25/2042	1.082%	2,134,805	2,142,164
SLM Student Loan Trust(b)
Series 2005-6 Class A6
3-month USD LIBOR + 0.140% 10/27/2031	0.355%	2,214,350	2,184,374
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-3 Class A
1-month USD LIBOR + 0.650% 12/27/2038	0.798%	7,162,034	7,122,329
Series 2013-4 Class A
1-month USD LIBOR + 0.550% 06/25/2043	0.698%	15,789,694	15,509,889
SMB Private Education Loan Trust(a)
Series 2015-A Class A2A
06/15/2027	2.490%	1,192,471	1,205,358
Series 2016-B Class A2A
02/17/2032	2.430%	90,585	93,125
Series 2020-BA Class A1A
07/15/2053	1.290%	13,043,553	13,060,854
SMB Private Education Loan Trust(a),(b)
Series 2016-B Class A2B
1-month USD LIBOR + 1.450% 02/17/2032	1.609%	1,974,079	2,004,196
Series 2017-A Class A2B
1-month USD LIBOR + 0.900% 09/15/2034	1.059%	5,041,323	5,058,869
Series 2017-B Class A2B
1-month USD LIBOR + 0.750% Floor 0.750% 10/15/2035	0.909%	6,427,568	6,426,577
SoFi Professional Loan Program LLC(a),(b)
Series 2016-C Class A1
1-month USD LIBOR + 1.100% 10/27/2036	1.248%	579,346	578,857
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	1.098%	1,155,999	1,156,934
Series 2016-E Class A1
1-month USD LIBOR + 0.850% 07/25/2039	0.998%	1,219,350	1,217,596
Series 2017-A Class A1
1-month USD LIBOR + 0.700% Floor 0.700% 03/26/2040	0.848%	760,619	759,856
Series 2017-C Class A1
1-month USD LIBOR + 0.600% 07/25/2040	0.748%	854,491	851,537
SoFi Professional Loan Program LLC(a)
Series 2017-E Class A2B
11/26/2040	2.720%	3,040,348	3,079,989
The accompanying Notes to Financial Statements are an integral part of this statement.
128	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Professional Loan Program Trust(a)
Series 2020-C Class AFX
02/15/2046	1.950%	4,269,485	4,357,263
Total Asset-Backed Securities — Non-Agency (Cost $193,916,118)			195,203,363

Commercial Mortgage-Backed Securities - Non-Agency 0.1%

Citigroup Commercial Mortgage Trust
Series 2014-GC25 Class AAB
10/10/2047	3.371%	1,179,539	1,233,884
DBUBS Mortgage Trust(a)
Series 2011-LC2A Class A1
07/10/2044	3.527%	8,111	8,109
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $1,200,969)			1,241,993

Corporate Bonds & Notes 0.4%

Banking 0.4%
Swedbank AB(a)
09/25/2023	0.600%	6,746,000	6,764,565
Total Corporate Bonds & Notes (Cost $6,745,190)			6,764,565

Foreign Government Obligations(c) 0.4%

Canada 0.4%
HSBC Bank Canada(a)
05/14/2023	0.950%	6,464,000	6,545,415
Total Foreign Government Obligations (Cost $6,457,148)			6,545,415

Residential Mortgage-Backed Securities - Agency 54.5%

Federal Home Loan Mortgage Corp.
11/01/2028	2.500%	30,521,961	32,208,389
11/01/2030- 03/01/2031	3.500%	40,635,819	44,086,083
04/01/2031- 11/01/2048	4.500%	15,475,312	17,161,986
10/01/2032	3.000%	26,279,888	28,513,083
10/01/2033- 07/01/2049	4.000%	17,562,942	19,283,380
CMO Series 2010-3653 Class AU
04/15/2040	4.000%	880,914	949,649
CMO Series 204788 Class GL
07/15/2042	4.500%	1,029,551	1,028,785
CMO Series 4239 Class AB
12/15/2039	4.000%	670,177	674,441
CMO Series 4332 Class GL
05/15/2039	4.000%	1,258,271	1,270,076
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4425 Class LA
07/15/2039	4.000%	2,368,889	2,405,290
CMO Series 4426 Class QC
07/15/2037	1.750%	15,366,141	15,902,768
CMO Series 4891 Class PA
07/15/2048	3.500%	7,807,392	8,148,365
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.846% Cap 8.431% 05/01/2042	3.396%	1,589,741	1,670,877
12-month USD LIBOR + 1.650% Cap 7.351% 03/01/2043	2.351%	4,028,534	4,163,144
12-month USD LIBOR + 1.638% Floor 1.638%, Cap 7.869% 07/01/2047	2.869%	13,651,488	14,215,901
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
Series T-11 Class A8
01/25/2028	6.500%	553,213	606,696
Federal National Mortgage Association
12/01/2030- 01/01/2036	2.000%	67,313,421	70,431,514
04/01/2032- 02/01/2034	4.000%	13,454,612	14,691,468
04/01/2035- 12/01/2035	3.000%	22,902,901	24,995,956
06/01/2035- 07/01/2043	3.500%	12,544,690	13,840,479
10/01/2040- 12/01/2049	5.000%	94,808,748	107,504,611
06/01/2048- 11/01/2049	4.500%	46,249,327	51,290,255
06/01/2049	5.500%	18,800,500	21,707,127
10/01/2050	2.500%	12,549,767	13,388,824
CMO Series 2009-20 Class DT
04/25/2039	4.500%	1,689,842	1,910,358
CMO Series 2011-14 Class GD
04/25/2040	4.000%	6,752,974	6,930,092
CMO Series 2013-103 Class H
03/25/2038	4.500%	1,416,898	1,434,179
CMO Series 2013-71 Class AC
03/25/2038	2.000%	1,924,908	1,929,519
CMO Series 2013-90 Class A
11/25/2038	4.000%	1,031,009	1,038,603
CMO Series 2015-57 Class AB
08/25/2045	3.000%	3,251,996	3,496,817
CMO Series 2019-33 Class MA
07/25/2055	3.500%	13,368,050	13,978,031

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	129

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b)
12-month USD LIBOR + 1.685% Floor 1.685%, Cap 7.424% 11/01/2042	2.424%	7,454,053	7,758,095
12-month USD LIBOR + 1.579% Floor 1.579%, Cap 7.763% 06/01/2045	2.763%	3,116,303	3,233,482
12-month USD LIBOR + 1.564% Floor 1.564%, Cap 7.477% 09/01/2045	2.477%	5,924,586	6,132,529
12-month USD LIBOR + 1.585% Floor 1.585%, Cap 7.685% 01/01/2046	2.686%	6,892,121	7,149,602
12-month USD LIBOR + 1.610% Floor 1.610%, Cap 7.627% 02/01/2046	2.627%	7,159,455	7,426,497
12-month USD LIBOR + 1.576% Floor 1.576%, Cap 7.688% 02/01/2046	2.688%	9,327,732	9,670,134
12-month USD LIBOR + 1.600% Floor 1.600%, Cap 7.871% 04/01/2046	2.871%	6,957,559	7,229,908
12-month USD LIBOR + 1.600% Floor 1.600%, Cap 7.882% 07/01/2046	2.882%	16,737,171	17,371,891
12-month USD LIBOR + 1.599% Floor 1.599%, Cap 7.564% 10/01/2046	2.564%	10,096,733	10,473,005
1-year CMT + 2.045% Floor 2.045%, Cap 9.955% 03/01/2049	3.955%	8,419,986	8,794,217
Government National Mortgage Association
09/20/2044- 04/20/2048	4.000%	25,608,448	27,851,287
03/20/2048- 04/20/2049	4.500%	45,768,526	49,581,067
03/20/2048- 05/20/2049	5.000%	42,705,177	47,497,547
01/20/2049- 05/20/2049	5.500%	38,266,956	42,151,280
CMO Series 2017-99 Class DE
07/20/2045	2.500%	8,356,136	8,553,173
CMO Series 2018-154 Class WP
11/20/2048	3.500%	1,602,958	1,684,697
CMO Series 2018-36 Class KC
02/20/2046	3.000%	7,249,649	7,625,481
CMO Series 2019-132 Class NA
09/20/2049	3.500%	2,320,677	2,391,823
CMO Series 2020-11 Class ME
02/20/2049	2.500%	20,339,509	21,245,608
Government National Mortgage Association(d)
CMO Series 2011-137 Class WA
07/20/2040	5.573%	2,206,375	2,592,791
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(e)
01/19/2036	2.000%	14,000,000	14,636,562
Total Residential Mortgage-Backed Securities - Agency (Cost $830,916,446)			851,907,422

Residential Mortgage-Backed Securities - Non-Agency 5.2%

Angel Oak Mortgage Trust I LLC(a),(d)
CMO Series 2019-2 Class A1
03/25/2049	3.628%	3,303,366	3,393,254
Angel Oak Mortgage Trust LLC(a),(d)
CMO Series 2020-5 Class A1
05/25/2065	1.373%	3,490,096	3,511,440
Bunker Hill Loan Depositary Trust(a),(d)
CMO Series 2019-1 Class A1
10/26/2048	3.613%	4,355,770	4,441,565
CMO Series 2019-2 Class A1
07/25/2049	2.879%	5,212,256	5,384,334
COLT Mortgage Loan Trust(a),(d)
CMO Series 2019-1 Class A1
03/25/2049	3.705%	1,252,856	1,291,367
CSMC Trust(a),(d)
CMO Series 2020-AFC1 Class A1
02/25/2050	2.240%	8,050,591	8,177,106
GCAT LLC(a)
CMO Series 2019-NQM1 Class A1
02/25/2059	2.985%	4,439,206	4,529,355
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 10/25/2053	1.049%	9,000,000	9,003,763
CMO Series 2020-2 Class A
1-month USD LIBOR + 0.800% Floor 0.800% 11/25/2053	0.953%	9,395,000	9,400,818
Verus Securitization Trust(a),(d)
CMO Series 2019-1 Class A1
02/25/2059	3.836%	3,903,140	3,923,246
CMO Series 2019-2 Class A1
05/25/2059	3.211%	5,258,867	5,292,799
CMO Series 2019-4 Class A1
11/25/2059	2.642%	4,482,781	4,582,735
CMO Series 2019-INV2 Class A1
07/25/2059	2.913%	7,401,528	7,600,522
CMO Series 2019-INV3 Class A1
11/25/2059	2.692%	5,852,064	6,027,717

The accompanying Notes to Financial Statements are an integral part of this statement.
130	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-5 Class A1
05/25/2065	1.218%	4,661,478	4,682,622
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $80,058,338)			81,242,643

U.S. Treasury Obligations 26.5%

U.S. Treasury
09/15/2021	2.750%	3,000,000	3,054,961
09/30/2021	2.125%	28,500,000	28,923,047
05/15/2022	2.125%	22,222,000	22,828,765
05/31/2022	0.125%	51,556,000	51,562,042
06/30/2022	0.125%	82,463,000	82,475,885
07/31/2022	0.125%	72,818,000	72,826,534
09/30/2022	0.125%	11,708,000	11,708,457
10/31/2022	0.125%	43,418,000	43,421,392
11/30/2022	0.125%	18,005,000	18,006,407
12/31/2022	0.125%	15,181,000	15,181,593
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/15/2023	0.250%	52,800,000	52,936,125
12/15/2023	0.125%	10,977,000	10,964,136
Total U.S. Treasury Obligations (Cost $413,615,488)			413,889,344

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(f),(g)	15,605,378	15,603,818
Total Money Market Funds (Cost $15,603,818)		15,603,818
Total Investments in Securities (Cost: $1,548,513,515)		1,572,398,563
Other Assets & Liabilities, Net		(8,962,790)
Net Assets		1,563,435,773

At December 31, 2020, securities and/or cash totaling $2,042,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	2,176	03/2021	USD	480,844,999	414,039	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(769)	03/2021	USD	(97,020,164)	—	(229,527)
U.S. Ultra Bond 10-Year Note	(246)	03/2021	USD	(38,464,406)	126,401	—
Total					126,401	(229,527)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $252,323,773, which represents 16.14% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	131

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2020
Notes to Portfolio of Investments  (continued)
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	14,742,010	1,343,062,898	(1,342,201,090)	—	15,603,818	3,034	206,656	15,605,378
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
132	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	195,203,363	—	195,203,363
Commercial Mortgage-Backed Securities - Non-Agency	—	1,241,993	—	1,241,993
Corporate Bonds & Notes	—	6,764,565	—	6,764,565
Foreign Government Obligations	—	6,545,415	—	6,545,415
Residential Mortgage-Backed Securities - Agency	—	851,907,422	—	851,907,422
Residential Mortgage-Backed Securities - Non-Agency	—	81,242,643	—	81,242,643
U.S. Treasury Obligations	413,889,344	—	—	413,889,344
Money Market Funds	15,603,818	—	—	15,603,818
Total Investments in Securities	429,493,162	1,142,905,401	—	1,572,398,563
Investments in Derivatives
Asset
Futures Contracts	540,440	—	—	540,440
Liability
Futures Contracts	(229,527)	—	—	(229,527)
Total	429,804,075	1,142,905,401	—	1,572,709,476
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	133

Portfolio of Investments
CTIVP® – Westfield Mid Cap Growth Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.6%
Issuer	Shares	Value ($)
Communication Services 1.6%
Entertainment 1.6%
Roku, Inc.(a)	32,200	10,691,044
Total Communication Services		10,691,044
Consumer Discretionary 12.9%
Hotels, Restaurants & Leisure 2.4%
Chipotle Mexican Grill, Inc.(a)	11,641	16,142,691
Household Durables 1.1%
D.R. Horton, Inc.	108,910	7,506,077
Internet & Direct Marketing Retail 2.0%
Etsy, Inc.(a)	34,040	6,056,056
Expedia Group, Inc.	57,550	7,619,620
Total		13,675,676
Specialty Retail 7.4%
O’Reilly Automotive, Inc.(a)	34,370	15,554,831
Ross Stores, Inc.	110,070	13,517,697
Ulta Beauty, Inc.(a)	41,218	11,836,161
Williams-Sonoma, Inc.	82,350	8,386,524
Total		49,295,213
Total Consumer Discretionary		86,619,657
Financials 6.4%
Capital Markets 3.4%
MSCI, Inc.	26,725	11,933,514
Tradeweb Markets, Inc., Class A	171,510	10,710,800
Total		22,644,314
Consumer Finance 1.5%
Synchrony Financial	280,090	9,721,924
Insurance 1.5%
Arthur J Gallagher & Co.	82,840	10,248,136
Total Financials		42,614,374
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 21.6%
Biotechnology 6.4%
Ascendis Pharma A/S ADR(a)	65,910	10,992,470
BioMarin Pharmaceutical, Inc.(a)	146,600	12,855,354
Rocket Pharmaceuticals, Inc.(a)	51,640	2,831,938
Seagen, Inc.(a)	92,310	16,167,173
Total		42,846,935
Health Care Equipment & Supplies 10.4%
Cooper Companies, Inc. (The)	36,529	13,271,716
DexCom, Inc.(a)	28,560	10,559,203
IDEXX Laboratories, Inc.(a)	40,265	20,127,266
Insulet Corp.(a)	25,898	6,620,306
Masimo Corp.(a)	40,840	10,960,639
STERIS PLC	42,310	8,019,437
Total		69,558,567
Health Care Providers & Services 1.4%
Quest Diagnostics, Inc.	77,370	9,220,183
Life Sciences Tools & Services 3.4%
ICON PLC(a)	40,120	7,822,598
Mettler-Toledo International, Inc.(a)	13,271	15,124,693
Total		22,947,291
Total Health Care		144,572,976
Industrials 14.5%
Aerospace & Defense 3.7%
Teledyne Technologies, Inc.(a)	23,155	9,076,297
TransDigm Group, Inc.(a)	25,063	15,510,237
Total		24,586,534
Building Products 2.3%
AZEK Co., Inc. (The)(a)	168,031	6,460,792
Trane Technologies PLC	60,350	8,760,406
Total		15,221,198
Commercial Services & Supplies 0.5%
Waste Connections, Inc.	35,500	3,641,235
The accompanying Notes to Financial Statements are an integral part of this statement.
134	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – Westfield Mid Cap Growth Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 3.6%
AMETEK, Inc.	92,480	11,184,531
Rockwell Automation, Inc.	53,045	13,304,217
Total		24,488,748
Machinery 1.3%
IDEX Corp.	42,330	8,432,136
Professional Services 3.1%
CoStar Group, Inc.(a)	12,122	11,204,122
TransUnion	93,634	9,290,366
Total		20,494,488
Total Industrials		96,864,339
Information Technology 36.7%
IT Services 11.4%
Cognizant Technology Solutions Corp., Class A	145,600	11,931,920
FleetCor Technologies, Inc.(a)	53,629	14,631,600
Global Payments, Inc.	101,440	21,852,205
MongoDB, Inc.(a)	32,750	11,758,560
Twilio, Inc., Class A(a)	47,190	15,973,815
Total		76,148,100
Semiconductors & Semiconductor Equipment 6.6%
Applied Materials, Inc.	115,390	9,958,157
Microchip Technology, Inc.	98,460	13,598,310
NXP Semiconductors NV	44,480	7,072,765
Xilinx, Inc.	93,970	13,322,127
Total		43,951,359
Software 17.3%
Fortinet, Inc.(a)	106,260	15,782,798
HubSpot, Inc.(a)	24,240	9,609,706
Lightspeed POS, Inc.(a)	90,639	6,380,079
NiCE Ltd., ADR(a)	39,310	11,145,957
Nutanix, Inc., Class A(a)	270,661	8,625,966
Common Stocks (continued)
Issuer	Shares	Value ($)
Palo Alto Networks, Inc.(a)	19,080	6,780,841
RingCentral, Inc., Class A(a)	28,890	10,948,443
Splunk, Inc.(a)	77,857	13,227,126
SS&C Technologies Holdings, Inc.	127,505	9,275,989
Zendesk, Inc.(a)	170,340	24,379,061
Total		116,155,966
Technology Hardware, Storage & Peripherals 1.4%
NCR Corp.(a)	251,872	9,462,831
Total Information Technology		245,718,256
Materials 2.8%
Chemicals 2.8%
Celanese Corp., Class A	64,920	8,435,705
RPM International, Inc.	115,390	10,475,104
Total		18,910,809
Total Materials		18,910,809
Real Estate 3.1%
Equity Real Estate Investment Trusts (REITS) 3.1%
Essex Property Trust, Inc.	37,520	8,907,998
Sun Communities, Inc.	76,372	11,604,726
Total		20,512,724
Total Real Estate		20,512,724
Total Common Stocks (Cost $462,203,804)		666,504,179

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	3,570,997	3,570,640
Total Money Market Funds (Cost $3,570,640)		3,570,640
Total Investments in Securities (Cost: $465,774,444)		670,074,819
Other Assets & Liabilities, Net		(874,302)
Net Assets		669,200,517

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	135

Portfolio of Investments   (continued)
CTIVP® – Westfield Mid Cap Growth Fund, December 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	4,978,088	196,193,696	(197,601,144)	—	3,570,640	7,597	45,243	3,570,997
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	10,691,044	—	—	10,691,044
Consumer Discretionary	86,619,657	—	—	86,619,657
Financials	42,614,374	—	—	42,614,374
The accompanying Notes to Financial Statements are an integral part of this statement.
136	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
CTIVP® – Westfield Mid Cap Growth Fund, December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	144,572,976	—	—	144,572,976
Industrials	96,864,339	—	—	96,864,339
Information Technology	245,718,256	—	—	245,718,256
Materials	18,910,809	—	—	18,910,809
Real Estate	20,512,724	—	—	20,512,724
Total Common Stocks	666,504,179	—	—	666,504,179
Money Market Funds	3,570,640	—	—	3,570,640
Total Investments in Securities	670,074,819	—	—	670,074,819
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	137

Portfolio of Investments
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust
Series 2019
11/25/2049	2.579%	1,101,961	1,117,269
Total Asset-Backed Securities — Agency (Cost $1,101,953)			1,117,269

Asset-Backed Securities — Non-Agency 8.2%

Academic Loan Funding Trust(a),(b)
Series 2013-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/26/2044	0.948%	768,427	767,071
American Tower Trust I(a)
Series 13 Class 2A
03/15/2023	3.070%	1,900,000	1,937,279
AmeriCredit Automobile Receivables Trust
Series 2017-1 Class C
08/18/2022	2.710%	372,992	374,914
Series 2020-1 Class A2A
03/20/2023	1.100%	330,199	331,134
Series 2020-2 Class A2A
12/18/2023	0.600%	3,561,751	3,568,253
Series 2020-3 Class A3
06/18/2025	0.530%	2,110,000	2,112,569
Subordinated Series 2017-1 Class D
01/18/2023	3.130%	1,332,000	1,355,440
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2017-1A Class A
09/20/2023	3.070%	613,000	633,080
Series 2019-3A Class A
03/20/2026	2.360%	1,653,000	1,722,948
Series 2020-2A Class A
02/20/2027	2.020%	3,531,000	3,575,432
BA Credit Card Trust
Series 2020-A1 Class A1
05/15/2026	0.340%	3,720,000	3,722,187
Business Jet Securities LLC(a)
Series 2018-2 Class A
06/15/2033	4.447%	1,397,948	1,423,162
Series 2019-1 Class A
07/15/2034	4.212%	3,335,120	3,405,472
Capital One Multi-Asset Execution Trust(b)
Series 2016-A2 Class A2
1-month USD LIBOR + 0.630% 02/15/2024	0.789%	3,368,000	3,373,619
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-A7 Class A7
1-month USD LIBOR + 0.510% 09/16/2024	0.669%	2,004,000	2,012,333
Cars Net Lease Mortgage Notes(a)
Series 2020-1A Class A3
12/15/2050	3.100%	860,000	859,484
Carvana Auto Receivables Trust(a)
Series 2019-2A Class A3
03/15/2023	2.580%	1,660,209	1,666,275
Series 2019-2A Class C
06/17/2024	3.000%	4,000,000	4,012,489
Subordinated Series 2019-3A Class D
04/15/2025	3.040%	4,440,000	4,531,543
Chase Funding Trust(b)
Series 2003-2 Class 2A2
1-month USD LIBOR + 0.560% Floor 0.560% 02/25/2033	0.708%	608,384	586,861
Chase Funding Trust(c)
Series 2003-4 Class 1A5
05/25/2033	5.916%	286,092	299,148
Series 2003-6 Class 1A5
11/25/2034	5.850%	231,660	243,643
College Ave Student Loans LLC(a),(b)
Series 2017-A Class A1
1-month USD LIBOR + 1.650% Floor 1.650% 11/26/2046	1.798%	729,743	732,905
College Ave. Student Loans LLC(a)
Series 2018-A Class A2
12/26/2047	4.130%	619,535	654,318
Series 2019-A Class A2
12/28/2048	3.280%	1,502,099	1,552,506
Conix Mortgage Asset Trust(a),(d),(e),(f)
Series 2013-1 Class A
12/25/2047	0.000%	1,078,519	17,041
COOF Securitization Trust Ltd.(a),(c),(g)
CMO Series 2014-1 Class A
06/25/2040	2.658%	533,137	44,628
CPS Auto Receivables Trust(a)
Series 2015-C Class D
08/16/2021	4.630%	32,811	32,811
Credit Acceptance Auto Loan Trust(a)
Series 2018-1A Class A
02/16/2027	3.010%	68,435	68,457
Subordinated Series 2020-1A Class B
04/16/2029	2.390%	3,260,000	3,305,973
The accompanying Notes to Financial Statements are an integral part of this statement.
138	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diamond Resorts Owner Trust(a)
Series 2017-1A Class A
10/22/2029	3.270%	438,596	444,112
Series 2018-1 Class A
01/21/2031	3.700%	807,234	823,899
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	1,061,276	1,069,104
Subordinated Series 2018-3 Class C
09/16/2024	3.720%	530,379	532,721
Subordinated Series 2019-1 Class D
06/15/2026	4.090%	970,000	1,010,854
Subordinated Series 2020-2 Class C
08/17/2026	2.280%	1,885,000	1,941,152
Subordinated, Series 2017-1 Class D
03/15/2023	3.840%	645,404	649,335
Drive Auto Receivables Trust(a)
Subordinated, Series 2016-CA Class D
03/15/2024	4.180%	1,408,843	1,422,334
Subordinated, Series 2017-3 Class D
12/15/2023	3.530%	1,828,483	1,855,976
Subordinated, Series 2017-AA Class D
05/15/2024	4.160%	914,514	920,487
DT Auto Owner Trust(a)
Series 2017-3A Class D
05/15/2023	3.580%	207,380	208,018
Series 2020-2A Class B
03/16/2026	2.080%	3,500,000	3,566,260
Subordinated Series 2019-4A Class C
07/15/2025	2.730%	2,895,000	2,959,324
Subordinated, Series 2017-1A Class D
11/15/2022	3.550%	448	448
Exeter Automobile Receivables Trust(a)
Series 2017-1A Class C
12/15/2022	3.950%	221,171	223,127
Series 2020-2A Class B
07/15/2024	2.080%	3,500,000	3,570,131
Flagship Credit Auto Trust(a)
Series 2016-1 Class C
06/15/2022	6.220%	1,052,406	1,052,406
Series 2019-2 Class A
10/16/2023	2.830%	1,700,679	1,720,860
Series 2019-4 Class D
01/15/2026	3.120%	3,600,000	3,723,692
Subordinated, Series 2016-4 Class C
11/15/2022	2.710%	211,190	211,541
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Auto Lease Trust
Series 2020-B Class A3
08/15/2023	0.620%	4,431,000	4,449,245
Ford Credit Auto Owner Trust(a)
Series 2018-1 Class A
07/15/2031	3.190%	3,665,000	4,026,187
Series 2018-2 Class A
01/15/2030	3.470%	3,970,000	4,251,401
Series 2019-1 Class A
07/15/2030	3.520%	2,093,000	2,279,865
Series 2020-1 Class A
08/15/2031	2.040%	5,612,000	5,918,675
Series 2020-2 Class A
04/15/2033	1.060%	5,726,000	5,728,914
Ford Credit Auto Owner Trust
Series 2020-A Class A3
08/15/2024	1.040%	2,003,000	2,024,671
Ford Credit Floorplan Master Owner Trust A
Series 2020-1 Class A1
09/15/2025	0.700%	5,775,000	5,803,619
Series 2020-2 Class A
09/15/2027	1.060%	8,261,000	8,373,079
FORT CRE LLC(a),(b)
Series 2018-1A Class D
1-month USD LIBOR + 3.430% Floor 3.430% 11/16/2035	3.575%	6,025,000	5,344,507
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	929,668	961,945
Series 2020-1A Class A
07/16/2040	3.540%	3,537,677	3,660,661
Franklin Limited Duration Income Trust(a),(c),(f)
Series 2019-1 Class A
08/15/2024	5.500%	1,340,123	1,002,412
Freed ABS Trust(a)
Subordinated Series 2020-FP1 Class B
03/18/2027	3.060%	4,000,000	4,062,370
FREED ABS Trust(a)
Series 2018-2 Class A
10/20/2025	3.990%	114,399	114,410
Series 2019-2 Class A
11/18/2026	2.620%	580,094	583,319
GLS Auto Receivables Issuer Trust(a)
Series 2019-1A Class A
01/17/2023	3.370%	111,867	112,249
GM Financial Automobile Leasing Trust
Series 2020-2 Class A4
07/22/2024	1.010%	454,000	458,855

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	139

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GMF Floorplan Owner Revolving Trust(a)
Series 2020-2 Class A
10/15/2025	0.690%	1,776,000	1,778,092
Gold Key Resorts(a)
Series 2014-A Class A
03/17/2031	3.220%	100,215	101,176
Goodgreen(a)
Series 2019-2A Class A
04/15/2055	2.760%	1,907,169	1,971,232
Goodgreen Trust(a)
Series 2017-1A Class A
10/15/2052	3.740%	269,119	283,727
Series 2017-2A Class A
10/15/2053	3.260%	1,370,242	1,428,655
Goodgreen Trust(a),(d),(f)
Series 2017-R1A Class R
10/20/2052	5.000%	1,909,360	2,054,472
Hero Funding(a)
Series 2017-3A Class A2
09/20/2048	3.950%	1,088,997	1,140,183
HERO Funding Trust(a)
Series 2016-3A Class A1
09/20/2042	3.080%	577,840	593,090
Series 2017-1A Class A2
09/20/2047	4.460%	823,089	883,401
Hilton Grand Vacations Trust(a)
Series 2017-AA Class A
12/26/2028	2.660%	393,053	401,484
Lending Point Asset Securitization Trust(a)
Series 2020-1 Class B
02/10/2026	3.107%	4,900,000	4,913,271
LendingPoint Asset Securitization Trust(a)
Series 2019-2 Class A
11/10/2025	3.071%	319,521	319,832
Lendmark Funding Trust(a)
Subordinated Series 2019-1A Class C
12/20/2027	3.900%	3,600,000	3,739,711
LL ABS Trust(a)
Series 2019-1A Class A
03/15/2027	2.870%	625,086	627,405
LV Tower 52 Issuer(a),(d),(f)
Series 2013-1 Class A
02/15/2023	5.750%	2,247,322	2,266,627
Series 2013-1 Class M
02/15/2023	7.750%	862,152	869,558
Mariner Finance Issuance Trust(a)
Series 2019-AA Class B
07/20/2032	3.510%	2,115,000	2,131,254
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-AA Class C
07/20/2032	4.010%	5,560,000	5,562,592
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class M1
10/15/2040	6.083%	876,610	944,653
Series 2010-1 Class M
12/15/2045	5.250%	292,969	301,965
Nationstar HECM Loan Trust(a),(c)
Series 2020-1A Class A1
09/25/2030	1.269%	4,500,016	4,504,555
Navient Private Education Loan Trust(a),(b)
Series 2016-AA Class A2B
1-month USD LIBOR + 2.150% 12/15/2045	2.309%	2,618,432	2,680,313
Navient Private Education Loan Trust(a)
Series 2018-BA Class A2A
12/15/2059	3.610%	1,204,786	1,244,712
Series 2020-IA Class A1A
04/15/2069	1.330%	7,186,000	7,190,956
Navient Private Education Refi Loan Trust(a)
Series 2018-A Class A2
02/18/2042	3.190%	391,147	398,778
Series 2018-CA Class A2
06/16/2042	3.520%	453,261	461,544
Series 2018-DA Class A2A
12/15/2059	4.000%	3,162,116	3,337,850
Series 2019-A Class A2A
01/15/2043	3.420%	3,170,072	3,314,196
Series 2019-CA Class A2
02/15/2068	3.130%	1,760,000	1,806,229
Series 2019-D Class A2A
12/15/2059	3.010%	3,183,000	3,329,824
Series 2019-FA Class A2
08/15/2068	2.600%	3,711,000	3,830,543
Series 2019-GA Class A
10/15/2068	2.400%	2,029,966	2,076,425
Series 2020-A Class A2A
11/15/2068	2.460%	2,970,000	3,063,172
Series 2020-BA Class A2
01/15/2069	2.120%	1,596,000	1,616,594
Series 2020-DA Class A
05/15/2069	1.690%	1,558,648	1,585,937
Series 2020-EA Class A
05/15/2069	1.690%	7,529,605	7,680,727
Series 2020-FA Class A
07/15/2069	1.220%	839,417	846,833

The accompanying Notes to Financial Statements are an integral part of this statement.
140	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-GA Class A
09/16/2069	1.170%	3,924,482	3,945,212
Series 2020-HA Class A
01/15/2069	1.310%	3,606,000	3,624,829
Navient Private Education Refi Loan Trust(a),(b)
Series 2019-D Class A2B
1-month USD LIBOR + 1.050% 12/15/2059	1.209%	1,827,000	1,836,715
Series 2020-A Class A2B
1-month USD LIBOR + 0.900% Floor 1.350% 11/15/2068	1.059%	1,790,000	1,797,969
Navient Student Loan Trust(a),(b)
Series 2016-3A Class A2
1-month USD LIBOR + 0.850% 06/25/2065	0.998%	8,800	8,801
Series 2020-2A Class A1B
1-month USD LIBOR + 0.900% Floor 0.900% 08/26/2069	1.048%	2,113,206	2,119,773
Navient Student Loan Trust(a)
Series 2018-EA Class A2
12/15/2059	4.000%	1,669,238	1,751,485
Series 2019-BA Class A2A
12/15/2059	3.390%	2,597,000	2,724,146
Series 2020-2A Class A1A
08/26/2069	1.320%	3,846,317	3,843,531
Nelnet Student Loan Trust(b)
Series 2004-3 Class A5
3-month USD LIBOR + 0.180% 10/27/2036	0.395%	366,596	360,583
Series 2004-4 Class A5
3-month USD LIBOR + 0.160% Floor 0.160% 01/25/2037	0.375%	2,575,722	2,549,690
Series 2005-1 Class A5
3-month USD LIBOR + 0.110% Floor 0.110% 10/25/2033	0.325%	2,296,861	2,237,507
Series 2005-2 Class A5
3-month USD LIBOR + 0.100% Floor 0.100% 03/23/2037	0.336%	5,832,835	5,657,097
Series 2005-3 Class A5
3-month USD LIBOR + 0.120% Floor 0.120% 12/24/2035	0.356%	6,994,388	6,887,273
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2005-4 Class A4
3-month USD LIBOR + 0.180% Floor 0.180% 03/22/2032	0.416%	537,090	510,405
NRZ Excess Spread-Collateralized Notes(a),(f)
Series 2020-PLS1 Class A
12/25/2025	3.844%	4,800,000	4,813,037
Oportun Funding VIII LLC(a)
Series 2018-A Class A
03/08/2024	3.610%	2,978,000	2,986,924
Oportun Funding X LLC(a)
Series 2018-C Class A
10/08/2024	4.100%	4,604,000	4,651,305
Renew(a)
Series 2017-1A Class A
09/20/2052	3.670%	348,465	359,042
Santander Drive Auto Receivables Trust
Series 2020-1 Class A3
02/15/2024	2.030%	903,000	915,415
Series 2020-2 Class A2A
05/15/2023	0.620%	3,280,739	3,283,575
Series 2020-3 Class A3
07/15/2024	0.520%	1,594,000	1,597,120
Series 2020-4 Class A3
07/15/2024	0.480%	1,447,000	1,449,607
Santander Retail Auto Lease Trust(a)
Series 2020-A Class A4
03/20/2024	1.760%	4,410,000	4,525,585
Santander Revolving Auto Loan Trust(a)
Series 2019-A Class A
01/26/2032	2.510%	4,503,000	4,788,114
SART(f)
Series 2017-1 Class X
11/17/2025	4.750%	1,876,011	1,894,771
SART(a),(f)
Series 2018-1 Class A
06/15/2025	4.750%	2,371,011	2,412,504
SLM Student Loan Trust(a),(b)
Series 2003-1 Class A5C
3-month USD LIBOR + 0.750% Floor 0.750% 12/15/2032	1.000%	569,698	542,049
SLM Student Loan Trust(b)
Series 2007-2 Class A4
3-month USD LIBOR + 0.060% 07/25/2022	0.275%	1,922,325	1,851,178
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% Floor 0.950% 09/25/2028	1.098%	2,842,585	2,766,024

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	141

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-2 Class A
1-month USD LIBOR + 0.700% Floor 0.700% 01/25/2029	0.848%	6,041,517	5,761,266
SMB Private Education Loan Trust(a)
Series 2015-B Class A2A
07/15/2027	2.980%	1,484,136	1,509,726
Series 2016-A Class A2A
05/15/2031	2.700%	1,631,078	1,686,079
Series 2018-C Class A2A
11/15/2035	3.630%	2,701,943	2,837,276
Series 2019-A Class A2A
07/15/2036	3.440%	5,796,816	6,103,611
Series 2020-BA Class A1A
07/15/2053	1.290%	4,363,048	4,368,835
Series 2020-PTA Class A2A
09/15/2054	1.600%	3,894,000	3,935,813
Series 2020-PTB Class A2A
09/15/2054	1.600%	10,149,000	10,230,671
SMB Private Education Loan Trust(a),(b)
Series 2016-B Class A2B
1-month USD LIBOR + 1.450% 02/17/2032	1.609%	2,064,183	2,095,674
Series 2016-C Class A2B
1-month USD LIBOR + 1.100% Floor 1.100% 09/15/2034	1.259%	356,173	358,922
Series 2017-A Class A2B
1-month USD LIBOR + 0.900% 09/15/2034	1.059%	2,987,816	2,998,215
Series 2017-B Class A2B
1-month USD LIBOR + 0.750% Floor 0.750% 10/15/2035	0.909%	1,539,505	1,539,267
SoFi Professional Loan Program LLC(a),(b)
Series 2017-C Class A1
1-month USD LIBOR + 0.600% 07/25/2040	0.748%	483,544	481,872
Series 2017-E Class A1
1-month USD LIBOR + 0.500% 11/26/2040	0.648%	80,447	80,154
SoFi Professional Loan Program LLC(a)
Series 2017-D Class A2FX
09/25/2040	2.650%	390,439	401,204
Series 2017-E Class A2B
11/26/2040	2.720%	2,079,497	2,106,610
Series 2018-A Class A2B
02/25/2042	2.950%	830,640	848,165
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Professional Loan Program Trust(a)
Series 2018-B Class A2FX
08/25/2047	3.340%	2,105,116	2,161,274
Series 2020-A Class A2FX
05/15/2046	2.540%	4,742,000	4,895,325
Series 2020-C Class AFX
02/15/2046	1.950%	3,274,710	3,342,036
Synchrony Card Funding LLC
Series 2019-A1 Class A
03/17/2025	2.950%	4,541,000	4,687,110
Series 2019-A2 Class A
06/16/2025	2.340%	4,550,000	4,672,391
Synchrony Card Issuance Trust
Series 2018-A1 Class A1
09/15/2024	3.380%	2,000,000	2,044,509
Tricolor Auto Securitization Trust(a)
Series 2020-1A Class A
11/15/2026	4.875%	4,777,150	4,786,134
Subordinated Series 2018-2A Class B
02/15/2022	4.760%	31,070	31,075
Triton Container Finance VIII LLC(a)
Series 2020-1A Class A
09/20/2045	2.110%	1,817,536	1,835,145
Upstart Securitization Trust(a)
Series 2020-1 Class A
04/22/2030	2.322%	3,653,448	3,677,993
US Auto Funding LLC(a)
Series 2018-1A Class A
07/15/2023	5.500%	517,289	530,782
Verizon Owner Trust
Series 2019-C Class A1A
04/22/2024	1.940%	1,176,000	1,200,952
Series 2020-A Class A1A
07/22/2024	1.850%	4,627,000	4,737,852
Series 2020-C Class A
04/21/2025	0.410%	1,679,000	1,681,786
Visio Trust(a)
Series 2020-1R Class A1
11/25/2055	1.312%	1,741,617	1,734,917
VM Debt LLC(a),(f)
Series 2019-1 Class A1A
06/17/2024	7.500%	2,639,531	2,593,973
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	591,714	598,464
Westgate Resorts LLC(a)
Series 2017-1A Class B
12/20/2030	3.050%	238,169	240,743

The accompanying Notes to Financial Statements are an integral part of this statement.
142	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
World Financial Network Credit Card Master Trust
Series 2019-A Class A
12/15/2025	3.140%	2,015,000	2,078,057
Total Asset-Backed Securities — Non-Agency (Cost $386,926,570)			390,831,852

Commercial Mortgage-Backed Securities - Agency 6.0%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series 2017 K065 Class A2
04/25/2027	3.243%	1,408,000	1,606,304
Series 2017 K065 Class AM
05/25/2027	3.326%	755,000	865,238
Series 2017 K066 Class A2
06/25/2027	3.117%	1,858,000	2,110,710
Series K077 Class A2
05/25/2028	3.850%	2,115,000	2,521,051
Series KJ07 Class A2
12/25/2022	2.312%	3,471,171	3,570,774
Series KPLB Class A
05/25/2025	2.770%	7,500,000	8,099,508
Series KS07 Class A2
09/25/2025	2.735%	3,600,000	3,888,661
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,311,000	1,512,852
Series K081 Class A2
08/25/2028	3.900%	2,245,000	2,692,344
Series W5FX Class AFX
04/25/2028	3.214%	1,256,000	1,401,949
Federal National Mortgage Association(c)
01/01/2021	4.196%	70,119	70,119
06/01/2037	5.888%	393,943	411,339
CMO Series 2013-M13 Class A2
04/25/2023	2.555%	1,458,720	1,518,769
CMO Series 2014-M3 Class A2
01/25/2024	3.501%	1,342,013	1,448,929
CMO Series 2015-M11 Class A2
04/25/2025	2.822%	2,000,000	2,178,582
Series 2017-M12 Class A2
06/25/2027	3.079%	2,402,000	2,706,090
Series 2017-M7 Class A2
02/25/2027	2.961%	546,000	610,264
Series 2018-M10 Class A2
07/25/2028	3.370%	2,683,000	3,123,522
Series 2018-M3 Class A2
02/25/2030	3.090%	1,057,000	1,209,714
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-M4 Class A2
03/25/2028	3.045%	1,473,000	1,675,316
Federal National Mortgage Association
06/01/2022	2.790%	2,294,006	2,343,230
07/01/2022	2.670%	5,000,000	5,112,849
08/01/2022	2.650%	7,000,000	7,167,335
11/01/2022	2.450%	5,873,409	6,025,336
02/01/2023	2.460%	2,447,218	2,529,508
04/01/2023	2.500%	6,000,000	6,215,884
04/01/2023	2.640%	2,620,860	2,741,658
05/01/2023	2.520%	3,000,000	3,110,841
06/01/2023	2.420%	2,557,617	2,672,280
06/01/2023	2.510%	1,694,581	1,772,398
07/01/2023	3.670%	6,000,000	6,447,082
08/01/2023	3.590%	2,500,000	2,687,194
11/01/2023	3.690%	1,165,641	1,262,178
07/01/2025	3.070%	9,417,706	10,328,692
09/01/2025	3.100%	2,415,452	2,660,174
12/01/2025	3.765%	6,778,829	7,596,615
07/01/2026	4.450%	2,563,170	2,927,769
10/01/2026	3.235%	1,332,518	1,490,711
12/01/2026	3.240%	1,500,000	1,692,368
01/01/2027	3.710%	2,964,292	3,359,790
02/01/2027	3.340%	1,000,000	1,136,360
03/01/2027	2.910%	3,414,440	3,780,129
05/01/2027	2.430%	2,382,035	2,575,778
06/01/2027	2.370%	4,550,000	4,911,481
06/01/2027	3.000%	2,000,000	2,232,440
07/01/2027	3.210%	909,567	1,025,199
08/01/2027	2.900%	3,482,234	3,869,692
06/01/2028	3.570%	2,787,000	3,238,063
10/01/2028	3.890%	1,339,273	1,570,079
11/01/2028	4.250%	563,996	667,117
12/01/2028	3.930%	8,530,000	10,070,143
01/01/2029	4.070%	5,120,000	5,370,902
02/01/2029	3.740%	1,515,000	1,776,366
10/01/2029	3.199%	8,454,673	9,638,025
02/01/2030	2.570%	2,560,000	2,837,230
02/01/2030	2.920%	2,801,574	3,140,590
02/01/2030	3.550%	1,000,000	1,174,469
06/01/2030	3.130%	4,812,000	5,345,585
06/01/2030	3.670%	6,600,000	7,813,870
06/01/2030	3.800%	4,967,486	5,879,528
07/01/2030	3.210%	4,179,388	4,762,929
07/01/2030	3.300%	4,022,000	4,642,695
07/01/2030	3.340%	2,484,297	2,857,198
07/01/2030	3.850%	4,500,000	5,334,458
09/01/2030	3.410%	7,500,000	8,562,348
01/01/2032	2.730%	2,625,832	2,953,658
01/01/2032	2.730%	1,825,000	2,029,973
01/01/2032	2.780%	2,239,687	2,524,990
01/01/2032	2.970%	1,625,997	1,849,077
02/01/2032	2.990%	3,000,000	3,419,978
05/01/2033	3.530%	2,594,000	3,099,159
04/01/2035	3.330%	2,472,871	2,872,778
06/01/2036	3.150%	2,745,191	3,120,049

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	143

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011-M1 Class A3
06/25/2021	3.763%	375,877	378,490
Series 2015-M10 Class A2
04/25/2027	3.092%	11,654,749	13,034,095
Series 2017-M5 Class A2
04/25/2029	3.176%	1,929,000	2,223,365
Series 2017-T1 Class A
06/25/2027	2.898%	2,771,395	3,018,216
FREMF Mortgage Trust(a),(c)
Subordinated, Series 2015-K44 Class B
01/25/2048	3.680%	3,410,000	3,701,757
Subordinated, Series 2016-K59 Class B
11/25/2049	3.576%	2,383,000	2,535,921
Subordinated, Series 2016-K722 Class B
07/25/2049	3.845%	1,400,000	1,454,006
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.550% 03/20/2063	0.490%	1,665,370	1,663,495
CMO Series 2015-H15 Class FJ
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 06/20/2065	0.580%	2,916,065	2,918,818
CMO Series 2015-H16 Class FG
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 07/20/2065	0.580%	2,678,276	2,680,831
CMO Series 2015-H16 Class FL
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 07/20/2065	0.580%	1,498,621	1,500,104
CMO Series 2015-H18 Class FA
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 06/20/2065	0.590%	883,202	884,085
Government National Mortgage Association(c)
CMO Series 2014-168 Class VB
06/16/2047	3.400%	3,056,868	3,191,167
Total Commercial Mortgage-Backed Securities - Agency (Cost $261,520,941)			288,632,613

Commercial Mortgage-Backed Securities - Non-Agency 3.0%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,329,565	2,477,601
Series 2014-SFR2 Class E
10/17/2036	6.231%	500,000	554,850
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,029,096	1,112,473
Series 2014-SFR3 Class E
12/17/2036	6.418%	1,000,000	1,120,288
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,120,689	1,184,625
Series 2015-SFR1 Class E
04/17/2052	5.639%	1,150,000	1,277,153
Subordinated, Series 2014-SFR3 Class C
12/17/2036	4.596%	200,000	216,874
Subordinated, Series 2015-SFR2 Class D
10/17/2045	5.036%	2,000,000	2,210,695
Subordinated, Series 2015-SFR2 Class E
10/17/2045	6.070%	1,820,000	2,048,000
Americold 2010 LLC Trust(a),(d),(f)
Series 2017-TL Class A
12/26/2037	4.774%	2,840,000	2,811,600
AMSR Trust(a)
Series 2020-SFR2 Class C
07/17/2037	2.533%	4,000,000	4,128,652
Series 2020-SFR3 Class E1
09/17/2037	2.556%	3,600,000	3,606,932
BBCMS Mortgage Trust
Series 2018-C2 Class ASB
12/15/2051	4.236%	3,294,000	3,820,071
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	3,700,000	3,842,025
Series 2012-TFT Class A
06/05/2030	2.892%	386,000	376,790
Bear Stearns Commercial Mortgage Securities Trust(a),(c),(g)
CMO Series 2007-T26 Class X1
01/12/2045	0.006%	12,543,724	3,215
Benchmark Mortgage Trust
Series 2018-B1 Class ASB
01/15/2051	3.602%	298,000	333,794
Series 2020-B22 Class A5
01/15/2054	1.973%	1,917,000	1,981,478
Camden Property Trust(a),(d),(f)
Series 2016-SFR1 Class A
12/05/2026	5.000%	4,762,959	4,752,540
CD Mortgage Trust
Series 2017-CD6 Class ASB
11/13/2050	3.332%	1,499,000	1,631,963
CFCRE Commercial Mortgage Trust
Series 2017-C8 Class A1
06/15/2050	1.965%	50,257	50,322

The accompanying Notes to Financial Statements are an integral part of this statement.
144	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-C8 Class ASB
06/15/2050	3.367%	1,040,000	1,120,024
Citigroup Commercial Mortgage Trust
Series 2020-GC46 Class A5
01/15/2053	2.717%	6,215,000	6,817,931
Citigroup/Deutsche Bank Commercial Mortgage Trust(a),(c),(g)
CMO Series 2006-CD2 Class X
01/15/2046	0.023%	880,064	9
COBALT CMBS Commercial Mortgage Trust(c),(g)
CMO Series 2006-C1 Class
08/15/2048	0.520%	71,680	609
Colony American Finance Ltd.(a)
Series 2016-2 Class A
11/15/2048	2.554%	761,529	762,650
COMM Mortgage Trust
Series 2013-CR6 Class A4
03/10/2046	3.101%	3,325,000	3,447,322
Series 2014-UBS4 Class A4
08/10/2047	3.420%	1,700,000	1,806,617
Series 2015-LC21 Class A4
07/10/2048	3.708%	726,000	812,089
Series 2015-LC23 Class A3
10/10/2048	3.521%	880,000	958,016
COMM Mortgage Trust(a),(c)
Series 2018-HOME Class A
04/10/2033	3.815%	3,125,000	3,480,275
COMM Mortgage Trust(a)
Series 2020-CBM Class A2
02/10/2037	2.896%	4,000,000	3,985,334
Series 2020-CBM Class C
02/10/2037	3.402%	3,480,000	3,433,582
Commercial Mortgage Trust(c),(g)
CMO Series 2012-CR2 Class XA
08/15/2045	1.622%	1,990,453	35,730
Commercial Mortgage Trust
Series 2012-LC4 Class A4
12/10/2044	3.288%	4,616,623	4,680,477
Series 2014-CR19 Class ASB
08/10/2047	3.499%	820,173	863,273
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,396,375	1,525,831
Series 2015-CR25 Class A4
08/10/2048	3.759%	2,187,000	2,453,238
Commercial Mortgage Trust(a)
Series 2013-300P Class A1
08/10/2030	4.353%	2,000,000	2,139,989
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commercial Mortgage Trust(a),(c)
Series 2013-SFS Class A2
04/12/2035	2.987%	624,000	623,888
Corevest American Finance Trust(a)
Subordinated Series 2019-1 Class B
03/15/2052	3.880%	1,960,000	2,086,235
CoreVest American Finance Trust(a)
Series 2019-3 Class A
10/15/2052	2.705%	2,141,432	2,247,157
Credit Suisse Commercial Mortgage Trust(d),(f)
Series 2019-SFR Class A1
07/25/2023	3.500%	2,568,682	2,557,560
CSAIL Commercial Mortgage Trust
Series 2015-C2 Class A4
06/15/2057	3.504%	975,000	1,070,322
Series 2015-C4 Class A4
11/15/2048	3.808%	792,000	892,981
Series 2019-C17 Class A4
09/15/2052	2.763%	1,089,000	1,177,205
DBJPM Mortgage Trust
Series 2017-C6 Class ASB
06/10/2050	3.121%	347,000	372,863
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
09/17/2025	2.241%	3,600,000	3,645,632
FREMF Mortgage Trust(a),(c)
Series 2020-K737 Class B
01/25/2053	3.301%	4,000,000	4,300,849
GS Mortgage Securities Corp. II(a)
Series 2012-ALOH Class A
04/10/2034	3.551%	2,000,000	2,019,266
GS Mortgage Securities Trust(a),(c),(g)
CMO Series 2006-GG8 Class X
11/10/2039	1.046%	1,744,861	2,523
GS Mortgage Securities Trust
Series 2014-GC18 Class A4
01/10/2047	4.074%	2,282,000	2,474,823
Series 2015-GC32 Class AAB
07/10/2048	3.513%	6,454,855	6,846,262
Series 2015-GC34 Class A4
10/10/2048	3.506%	1,030,000	1,146,859
Series 2020-GSA2 Class A4
12/10/2053	1.721%	1,916,000	1,933,055
Series 2020-GSA2 Class A5
12/10/2053	2.102%	1,532,000	1,577,584
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust(a)
Series 2010-1 Class A1
01/25/2051	5.314%	2,271,724	2,456,982

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	145

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independence Plaza Trust(a)
Series 2018-INDP Class A
07/10/2035	3.763%	2,060,000	2,199,773
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23 Class A4
09/15/2047	3.670%	708,000	762,367
Series 2015-C28 Class A3
10/15/2048	2.912%	2,976,007	3,153,031
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP6 Class ASB
07/15/2050	3.283%	2,855,000	3,079,350
JPMDB Commercial Mortgage Securities Trust
Series 2018-C8 Class ASB
06/15/2051	4.145%	722,000	820,228
JPMorgan Chase Commercial Mortgage Securities Trust(c),(g)
CMO Series 2006-CB15 Class X1
06/12/2043	0.191%	3,495,384	12,185
JPMorgan Chase Commercial Mortgage Securities Trust(a),(c),(g)
CMO Series 2010-C2 Class XA
11/15/2043	1.585%	1,928,664	19
KGS-Alpha SBA COOF Trust(a),(c),(f),(g)
CMO Series 2012-2 Class A
08/25/2038	0.821%	1,541,083	26,487
CMO Series 2013-2 Class A
03/25/2039	1.712%	2,367,791	90,642
CMO Series 2014-2 Class A
04/25/2040	2.777%	583,870	40,688
Ladder Capital Commercial Mortgage Trust(a)
Series 2013-GCP Class A2
02/15/2036	3.985%	1,535,000	1,728,703
LB-UBS Commercial Mortgage Trust(a),(c),(g)
CMO Series 2006-C1 Class XCL
02/15/2041	0.380%	1,880,015	201
Merrill Lynch/Countrywide Commercial Mortgage Trust(a),(c),(g)
CMO Series 2006-4 Class XC
12/12/2049	0.543%	286,699	3
Morgan Stanley Capital I Trust(a),(c),(g)
CMO Series 2006-IQ12 Class X1
12/15/2043	0.291%	404,882	4
CMO Series 2006-T21 Class X
10/12/2052	0.076%	3,428,678	1,459
CMO Series 2007-HQ11 Class X
02/12/2044	0.174%	400,318	40
Morgan Stanley Capital I Trust(c)
Series 2018-L1 Class A4
10/15/2051	4.407%	888,000	1,063,440
MRCD MARK Mortgage Trust(a)
Series 2019-PARK Class A
12/15/2036	2.718%	4,000,000	4,203,668
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-PARK Class D
12/15/2036	2.718%	2,375,000	2,373,310
RBS Commercial Funding, Inc., Trust(a)
Series 2013-SMV Class A
03/11/2031	3.260%	797,000	793,985
Starwood Waypoint Homes Trust(d),(f)
Series 2019-STL Class A
10/11/2026	7.250%	2,300,000	2,300,000
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6 Class A4
04/10/2046	3.244%	857,000	898,944
VNDO Mortgage Trust(a)
Series 2012-6AVE Class A
11/15/2030	2.996%	1,165,409	1,205,130
Wachovia Bank Commercial Mortgage Trust(a),(c),(g)
CMO Series 2004-C12 Class
07/15/2041	0.616%	1,342,369	2,912
CMO Series 2006-C24 Class XC
03/15/2045	0.000%	498,573	5
WF-RBS Commercial Mortgage Trust(a)
Series 2011-C3 Class A4
03/15/2044	4.375%	916,789	920,250
WF-RBS Commercial Mortgage Trust
Series 2012-C6 Class A4
04/15/2045	3.440%	905,269	916,931
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $137,979,030)			141,890,738

Corporate Bonds & Notes 32.0%

Aerospace & Defense 0.7%
Airbus Finance BV(a)
04/17/2023	2.700%	589,000	618,077
Airbus Group SE(a)
04/10/2027	3.150%	409,000	442,985
04/10/2047	3.950%	150,000	175,626
BAE Systems PLC(a)
02/15/2031	1.900%	1,223,000	1,235,483
09/15/2050	3.000%	612,000	646,910
Boeing Co. (The)
05/01/2023	4.508%	2,818,000	3,037,029
02/01/2024	1.950%	2,220,000	2,277,930
02/01/2026	2.750%	2,150,000	2,265,883
05/01/2026	3.100%	1,700,000	1,810,520
02/01/2028	3.250%	1,590,000	1,704,421
02/01/2031	3.625%	1,219,000	1,335,787
02/01/2050	3.750%	832,000	870,103
05/01/2050	5.805%	496,000	683,002
Harris Corp.
04/27/2035	4.854%	310,000	408,505

The accompanying Notes to Financial Statements are an integral part of this statement.
146	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L3Harris Technologies, Inc.
01/15/2031	1.800%	1,010,000	1,025,723
Lockheed Martin Corp.
05/15/2036	4.500%	400,000	528,257
Northrop Grumman Corp.
10/15/2022	2.550%	2,321,000	2,410,251
08/01/2023	3.250%	2,145,000	2,301,914
01/15/2025	2.930%	105,000	114,207
01/15/2028	3.250%	1,504,000	1,701,913
05/01/2040	5.150%	1,144,000	1,585,278
10/15/2047	4.030%	761,000	951,518
Raytheon Technologies Corp.
03/15/2024	3.200%	175,000	188,697
04/15/2047	4.350%	528,000	692,935
United Technologies Corp.
08/16/2023	3.650%	151,000	162,821
08/16/2025	3.950%	1,057,000	1,211,925
11/16/2028	4.125%	1,110,000	1,323,950
11/16/2038	4.450%	982,000	1,248,578
06/01/2042	4.500%	450,000	586,924
05/15/2045	4.150%	584,000	737,603
11/01/2046	3.750%	450,000	536,765
Total			34,821,520
Agencies 0.1%
Crowley Conro LLC
08/15/2043	4.181%	694,615	825,649
Israel Government AID Bond(h)
11/01/2024	0.000%	5,000,000	4,812,095
Total			5,637,744
Airlines 0.5%
Air Canada Pass-Through Trust(a)
05/15/2025	4.125%	1,596,737	1,511,060
Series 2017-1 Class A
01/15/2030	3.550%	488,294	468,604
Series 2017-1 Class AA
01/15/2030	3.300%	344,678	333,565
American Airlines Pass-Through Trust
Series 2015-1 Class A
05/01/2027	3.375%	472,511	435,304
Series 2016-3 Class AA
10/15/2028	3.000%	2,673,499	2,611,292
Series 2017-1 Class AA
02/15/2029	3.650%	568,523	566,527
British Airways Pass-Through Trust(a)
Series 2018-1 Class A
09/20/2031	4.125%	575,263	560,882
Series 2018-1 Class AA
09/20/2031	3.800%	415,848	417,478
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-1 Class AA
12/15/2032	3.300%	646,738	635,315
Continental Airlines Pass-Through Trust
04/19/2022	5.983%	440,960	443,419
10/29/2024	4.000%	117,709	118,688
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	2,982,000	3,197,440
10/20/2028	4.750%	1,788,000	1,952,388
Southwest Airlines Co.
05/04/2023	4.750%	1,574,000	1,710,485
06/15/2027	5.125%	2,355,000	2,796,267
Spirit Airlines Pass-Through Trust
02/15/2030	3.375%	265,457	247,895
United Airlines, Inc. Pass-Through Trust
08/15/2025	4.300%	212,950	214,277
03/01/2026	4.600%	209,986	202,522
Series 2016-1 Class AA
07/07/2028	3.100%	673,361	676,641
Series 2016-1 Class B
01/07/2026	3.650%	102,950	100,614
Series 2018-1 Class AA
03/01/2030	3.500%	744,760	727,774
Series 2019-1 Class A
08/25/2031	4.550%	866,390	874,795
Series 2019-1 Class AA
08/25/2031	4.150%	969,591	995,993
Total			21,799,225
Apartment REIT 0.2%
ERP Operating LP
12/01/2028	4.150%	480,000	571,888
Essex Portfolio LP
01/15/2031	1.650%	900,000	889,239
03/15/2032	2.650%	865,000	927,010
Mid-America Apartments LP
10/15/2023	4.300%	755,000	822,621
06/15/2024	3.750%	1,725,000	1,879,154
11/15/2025	4.000%	900,000	1,020,725
06/01/2027	3.600%	112,000	126,711
03/15/2029	3.950%	739,000	867,380
02/15/2031	1.700%	694,000	692,892
UDR, Inc.
09/01/2026	2.950%	363,000	398,148
01/15/2030	3.200%	550,000	610,776
08/15/2031	3.000%	115,000	126,844
08/01/2032	2.100%	780,000	794,822
Total			9,728,210

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	147

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.7%
BMW U.S. Capital LLC(a)
09/15/2023	2.250%	720,000	751,699
BorgWarner, Inc.
07/01/2027	2.650%	1,635,000	1,762,933
General Motors Co.
10/01/2025	6.125%	590,000	716,358
04/01/2048	5.400%	1,477,000	1,855,177
General Motors Financial Co., Inc.
03/20/2023	5.200%	1,665,000	1,826,110
08/18/2023	1.700%	2,431,000	2,494,632
06/20/2025	2.750%	2,276,000	2,428,852
08/20/2027	2.700%	3,427,000	3,623,321
Harley-Davidson Financial Services, Inc.(a)
06/08/2025	3.350%	1,504,000	1,627,875
Hyundai Capital America(a)
11/10/2022	1.150%	1,823,000	1,832,621
09/18/2023	1.250%	1,144,000	1,155,795
10/15/2025	1.800%	2,530,000	2,591,339
10/15/2027	2.375%	1,784,000	1,851,334
Nissan Motor Co., Ltd.(a)
09/17/2025	3.522%	709,000	757,456
09/17/2027	4.345%	3,397,000	3,735,150
09/17/2030	4.810%	2,213,000	2,488,088
Volkswagen Group of America Finance LLC(a)
11/24/2027	1.625%	860,000	868,438
Total			32,367,178
Banking 7.4%
ABN AMRO Bank NV(a)
Subordinated
07/28/2025	4.750%	431,000	497,457
AIB Group PLC(a)
10/12/2023	4.750%	875,000	962,351
AIB Group PLC(a),(i)
04/10/2025	4.263%	655,000	715,054
Ally Financial, Inc.
10/02/2023	1.450%	3,048,000	3,111,230
09/30/2024	5.125%	2,434,000	2,804,528
Subordinated
11/20/2025	5.750%	2,629,000	3,058,222
American Express Co.
Subordinated
12/05/2024	3.625%	170,000	188,835
American Express Credit Corp.
05/05/2021	2.250%	331,000	332,611
ANZ New Zealand International Ltd.(a)
02/13/2030	2.550%	1,400,000	1,548,416
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ASB Bank Ltd.(a)
05/23/2024	3.125%	860,000	927,229
Australia & New Zealand Banking Group Ltd.(a)
Subordinated
05/19/2026	4.400%	226,000	260,109
Banco Santander SA
05/28/2025	2.746%	2,400,000	2,567,265
05/28/2030	3.490%	600,000	673,020
Subordinated
12/03/2030	2.749%	2,000,000	2,061,911
Bank of America Corp.(i)
12/20/2023	3.004%	3,956,000	4,162,040
07/23/2024	3.864%	250,000	271,172
10/24/2024	0.810%	3,941,000	3,979,439
09/25/2025	0.981%	3,318,000	3,357,005
10/01/2025	3.093%	4,952,000	5,382,637
10/22/2025	2.456%	2,036,000	2,171,877
02/13/2026	2.015%	375,000	393,139
06/19/2026	1.319%	3,315,000	3,376,071
10/24/2026	1.197%	7,253,000	7,366,777
04/24/2028	3.705%	1,800,000	2,052,535
12/20/2028	3.419%	4,735,000	5,341,004
02/07/2030	3.974%	1,718,000	2,023,382
02/13/2031	2.496%	7,021,000	7,452,363
04/29/2031	2.592%	2,374,000	2,540,651
07/23/2031	1.898%	4,078,000	4,126,315
10/24/2031	1.922%	1,230,000	1,246,269
06/19/2041	2.676%	4,775,000	4,976,455
Bank of America Corp.
04/19/2026	3.500%	374,000	424,046
Bank of America NA
Subordinated
10/15/2036	6.000%	700,000	1,047,672
Bank of Montreal(i)
Subordinated
12/15/2032	3.803%	583,000	660,196
Bank of New York Mellon Corp. (The)
08/16/2023	2.200%	1,100,000	1,151,899
Bank of Nova Scotia (The)
Subordinated
12/16/2025	4.500%	260,000	303,290
Banque Federative du Credit Mutuel SA(a)
07/20/2023	3.750%	500,000	540,444
Barclays PLC(i)
12/10/2024	1.007%	4,647,000	4,680,099
06/24/2031	2.645%	1,790,000	1,866,768
Subordinated
06/20/2030	5.088%	904,000	1,085,372
09/23/2035	3.564%	1,931,000	2,080,053
Barclays PLC
03/16/2025	3.650%	1,100,000	1,214,576

The accompanying Notes to Financial Statements are an integral part of this statement.
148	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBVA USA
08/27/2024	2.500%	900,000	953,967
BNP Paribas SA(a),(i)
06/09/2026	2.219%	1,520,000	1,590,587
01/13/2031	3.052%	1,000,000	1,091,344
BNZ International Funding Ltd.(a)
02/21/2022	2.900%	800,000	823,447
11/03/2022	2.650%	600,000	625,234
BPCE SA(a),(i)
10/06/2026	1.652%	834,000	852,035
BPCE SA
12/02/2026	3.375%	700,000	793,157
BPCE SA(a)
Subordinated
07/11/2024	4.625%	500,000	559,217
Capital One Financial Corp.
01/29/2024	3.900%	1,075,000	1,176,872
Subordinated
10/29/2025	4.200%	700,000	798,068
Citigroup, Inc.(i)
01/24/2023	3.142%	500,000	514,241
10/30/2024	0.776%	2,527,000	2,545,481
04/24/2025	3.352%	645,000	701,872
04/08/2026	3.106%	2,000,000	2,189,059
07/24/2028	3.668%	600,000	682,791
03/20/2030	3.980%	1,300,000	1,527,889
01/29/2031	2.666%	2,000,000	2,143,946
01/24/2039	3.878%	100,000	119,712
Citigroup, Inc.
12/01/2025	7.000%	765,000	964,696
10/21/2026	3.200%	3,528,000	3,942,236
01/15/2028	6.625%	215,000	281,631
Citizens Bank NA
03/29/2023	3.700%	250,000	267,340
Citizens Financial Group, Inc.
02/06/2030	2.500%	550,000	588,786
Citizens Financial Group, Inc.(a)
Subordinated
09/30/2032	2.638%	386,000	408,950
Comerica, Inc.
02/01/2029	4.000%	700,000	835,638
Commonwealth Bank of Australia(a)
05/18/2026	2.850%	540,000	597,718
Subordinated
12/09/2025	4.500%	703,000	809,934
Compass Bank
06/11/2021	3.500%	450,000	454,933
Cooperatieve Rabobank UA(a)
09/30/2110	5.800%	500,000	807,121
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cooperatieve Rabobank UA
Subordinated
08/04/2025	4.375%	589,000	672,677
07/21/2026	3.750%	712,000	805,336
Credit Agricole SA(a),(i)
06/16/2026	1.907%	1,130,000	1,170,398
Credit Agricole SA(a)
Subordinated
03/17/2025	4.375%	340,000	382,220
Credit Suisse AG
04/09/2025	2.950%	925,000	1,014,576
Credit Suisse Group AG(a)
01/09/2023	3.574%	1,225,000	1,262,305
Credit Suisse Group AG(a),(i)
12/14/2023	2.997%	1,414,000	1,478,160
09/11/2025	2.593%	1,307,000	1,375,623
06/05/2026	2.193%	3,511,000	3,668,624
01/12/2029	3.869%	250,000	283,086
04/01/2031	4.194%	3,337,000	3,926,227
Credit Suisse Group Funding Guernsey Ltd.
06/09/2023	3.800%	1,924,000	2,072,311
03/26/2025	3.750%	500,000	555,518
Danske Bank A/S(a)
01/12/2022	5.000%	1,823,000	1,903,621
03/02/2022	2.700%	542,000	555,786
Danske Bank A/S(a),(i)
12/08/2023	1.171%	5,454,000	5,479,324
12/20/2025	3.244%	3,442,000	3,686,730
Danske Bank AS(a),(i)
09/20/2022	3.001%	3,672,000	3,731,462
Deutsche Bank AG(i)
11/24/2026	2.129%	3,217,000	3,292,468
Deutsche Bank AG/New York(i)
09/18/2024	2.222%	3,550,000	3,648,345
Discover Bank
07/27/2026	3.450%	633,000	708,920
Federation des Caisses Desjardins du Quebec(a)
02/10/2025	2.050%	2,000,000	2,100,814
Fifth Third Bancorp
01/25/2024	3.650%	525,000	572,463
Goldman Sachs Group, Inc. (The)(i)
06/05/2023	2.908%	900,000	931,816
07/24/2023	2.905%	652,000	676,886
11/17/2023	0.627%	6,108,000	6,136,544
09/29/2025	3.272%	887,000	971,317
12/09/2026	1.093%	1,492,000	1,508,946
06/05/2028	3.691%	1,744,000	2,009,005

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	149

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldman Sachs Group, Inc. (The)
01/23/2025	3.500%	578,000	637,793
05/22/2025	3.750%	4,028,000	4,516,722
11/16/2026	3.500%	900,000	1,010,405
01/26/2027	3.850%	2,122,000	2,424,787
02/07/2030	2.600%	1,600,000	1,721,392
Subordinated
10/21/2025	4.250%	531,000	608,289
10/01/2037	6.750%	1,245,000	1,899,543
HSBC Holdings PLC(i)
11/22/2023	3.033%	288,000	302,353
05/18/2024	3.950%	657,000	709,273
04/18/2026	1.645%	3,436,000	3,514,418
05/24/2027	1.589%	4,313,000	4,381,425
03/13/2028	4.041%	744,000	848,941
09/22/2028	2.013%	6,339,000	6,490,510
08/18/2031	2.357%	1,420,000	1,466,721
HSBC Holdings PLC
03/08/2026	4.300%	855,000	987,196
Subordinated
03/14/2024	4.250%	2,500,000	2,759,260
Huntington Bancshares, Inc.
02/04/2030	2.550%	1,900,000	2,041,368
ING Groep NV
04/09/2024	3.550%	875,000	955,807
ING Groep NV(a),(i)
07/01/2026	1.400%	930,000	944,798
JPMorgan Chase & Co.(i)
11/19/2026	1.045%	4,102,000	4,148,947
06/01/2028	2.182%	2,255,000	2,393,408
11/19/2031	1.764%	2,250,000	2,268,410
Subordinated
05/13/2031	2.956%	774,000	847,299
KeyBank NA
05/22/2022	3.180%	1,373,000	1,423,700
Lloyds Banking Group PLC
03/22/2028	4.375%	392,000	465,219
Subordinated
12/10/2025	4.582%	500,000	571,544
Macquarie Bank Ltd.(a)
07/29/2025	4.000%	960,000	1,094,360
01/15/2026	3.900%	370,000	425,678
Macquarie Group Ltd.(a)
01/14/2021	6.250%	926,000	927,932
Macquarie Group Ltd.(a),(i)
11/28/2028	3.763%	340,000	377,844
01/15/2030	5.033%	1,145,000	1,386,066
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mitsubishi UFJ Financial Group, Inc.
02/22/2022	2.998%	177,000	182,267
07/26/2023	3.761%	670,000	726,565
09/13/2023	2.527%	384,000	404,554
03/07/2024	3.407%	755,000	820,824
02/25/2025	2.193%	2,080,000	2,193,033
07/17/2030	2.048%	1,610,000	1,680,889
07/18/2039	3.751%	710,000	856,852
Mizuho Financial Group, Inc.
02/28/2022	2.953%	435,000	447,948
Mizuho Financial Group, Inc.(i)
05/25/2026	2.226%	1,150,000	1,210,719
09/13/2030	2.869%	642,000	697,865
Morgan Stanley(i)
11/10/2023	0.560%	2,629,000	2,633,503
10/21/2025	0.864%	2,651,000	2,671,041
04/28/2026	2.188%	4,510,000	4,767,227
12/10/2026	0.985%	3,742,000	3,771,750
07/22/2028	3.591%	889,000	1,014,613
01/24/2029	3.772%	333,000	385,617
04/01/2031	3.622%	277,000	321,943
02/13/2032	1.794%	5,747,000	5,793,116
04/22/2039	4.457%	630,000	822,327
Morgan Stanley
10/23/2024	3.700%	800,000	890,460
07/23/2025	4.000%	4,674,000	5,347,121
01/20/2027	3.625%	3,534,000	4,052,628
01/27/2045	4.300%	500,000	666,057
National Australia Bank Ltd.(a)
Subordinated
08/21/2030	2.332%	3,162,000	3,215,342
National Australia Bank Ltd.(a),(i)
Subordinated
08/02/2034	3.933%	935,000	1,050,542
Nationwide Building Society(a)
08/28/2025	1.000%	595,000	596,593
NatWest Markets PLC(a)
09/29/2022	3.625%	1,225,000	1,291,847
Nordea Bank Abp(a)
Subordinated
09/21/2022	4.250%	910,000	966,044
Northern Trust Corp.(i)
Subordinated
05/08/2032	3.375%	231,000	252,625
PNC Bank NA
Subordinated
01/30/2023	2.950%	570,000	599,265
Regions Financial Corp.
08/14/2023	3.800%	385,000	418,033
Royal Bank of Canada
10/05/2023	3.700%	1,000,000	1,091,566

The accompanying Notes to Financial Statements are an integral part of this statement.
150	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Bank of Scotland Group PLC(i)
03/22/2025	4.269%	540,000	596,993
05/22/2028	3.073%	2,897,000	3,148,181
05/08/2030	4.445%	610,000	726,571
Subordinated
11/01/2029	3.754%	1,951,000	2,082,311
Santander Holdings USA, Inc.
01/18/2023	3.400%	540,000	567,108
06/02/2025	3.450%	3,161,000	3,453,991
07/17/2025	4.500%	170,000	192,858
10/05/2026	3.244%	1,687,000	1,834,300
07/13/2027	4.400%	847,000	964,704
Santander UK Group Holdings PLC(i)
08/21/2026	1.532%	4,980,000	5,075,592
Santander UK Group Holdings PLC(a)
Subordinated
09/15/2025	4.750%	640,000	714,043
Societe Generale SA(a)
03/28/2024	3.875%	725,000	791,586
01/22/2025	2.625%	1,300,000	1,375,301
01/22/2030	3.000%	2,500,000	2,675,491
Subordinated
04/14/2025	4.250%	900,000	992,612
Societe Generale SA(a),(i)
12/14/2026	1.488%	4,680,000	4,722,312
Subordinated
07/08/2035	3.653%	1,004,000	1,076,997
SouthTrust Bank
Subordinated
05/15/2025	7.690%	500,000	623,440
Standard Chartered PLC(a),(i)
01/20/2023	4.247%	600,000	621,902
01/30/2026	2.819%	1,450,000	1,536,293
05/21/2030	4.305%	350,000	412,293
Subordinated
03/15/2033	4.866%	700,000	789,729
Sumitomo Mitsui Financial Group, Inc.
01/11/2022	2.846%	1,200,000	1,230,099
10/18/2022	2.778%	452,000	470,961
07/14/2026	2.632%	590,000	641,279
10/19/2026	3.010%	297,000	329,242
07/16/2029	3.040%	2,255,000	2,503,762
SunTrust Bank
Subordinated
05/15/2026	3.300%	500,000	559,642
SunTrust Banks, Inc.
01/27/2022	2.700%	355,000	363,420
05/01/2025	4.000%	191,000	217,039
Truist Financial Corp.
06/05/2030	1.950%	680,000	710,809
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Bancorp
Subordinated
04/27/2026	3.100%	735,000	819,840
UBS AG(a)
04/21/2022	1.750%	970,000	987,275
UBS Group AG(a),(i)
01/30/2027	1.364%	1,050,000	1,062,731
08/13/2030	3.126%	400,000	447,388
UBS Group Funding Switzerland AG(a)
05/23/2023	3.491%	960,000	999,148
09/24/2025	4.125%	200,000	229,194
UBS Group Funding Switzerland AG(a),(i)
08/15/2023	2.859%	200,000	207,405
UniCredit SpA(a)
01/14/2022	6.572%	1,500,000	1,581,691
UniCredit SpA(a),(i)
09/22/2026	2.569%	1,095,000	1,116,906
Wells Fargo & Co.
01/24/2024	3.750%	600,000	654,702
09/09/2024	3.300%	750,000	821,221
09/29/2025	3.550%	2,000,000	2,247,598
Subordinated
06/03/2026	4.100%	777,000	891,502
06/14/2046	4.400%	698,000	871,537
12/07/2046	4.750%	752,000	984,641
Wells Fargo & Co.(i)
02/11/2026	2.164%	800,000	841,105
06/17/2027	3.196%	1,270,000	1,409,167
06/02/2028	2.393%	745,000	792,829
04/30/2041	3.068%	2,730,000	2,959,999
Westpac Banking Corp.
05/13/2026	2.850%	500,000	555,432
Subordinated
07/24/2039	4.421%	525,000	667,312
Westpac Banking Corp.(i)
Subordinated
02/04/2030	2.894%	1,630,000	1,709,286
11/23/2031	4.322%	600,000	684,129
11/15/2035	2.668%	2,605,000	2,683,671
Total			355,829,948
Brokerage/Asset Managers/Exchanges 0.4%
BlackRock, Inc.
01/28/2031	1.900%	1,600,000	1,675,754
Brookfield Finance LLC
04/15/2050	3.450%	620,000	657,510
Brookfield Finance, Inc.
03/29/2029	4.850%	385,000	471,998
04/15/2030	4.350%	373,000	447,099
09/20/2047	4.700%	369,000	470,200

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	151

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Charles Schwab Corp. (The)
03/11/2026	0.900%	905,000	917,184
03/11/2031	1.650%	746,000	752,845
Charles Schwab Corp. (The)(i)
12/31/2049	4.000%	1,185,000	1,243,972
CI Financial Corp.
12/17/2030	3.200%	924,000	945,591
Daiwa Securities Group, Inc.(a)
04/19/2022	3.129%	305,000	314,198
Franklin Resources, Inc.
10/30/2030	1.600%	1,781,000	1,772,037
Intercontinental Exchange, Inc.
09/15/2032	1.850%	1,571,000	1,583,060
09/15/2040	2.650%	552,000	566,191
Invesco Finance PLC
01/15/2026	3.750%	567,000	640,841
Nomura Holdings, Inc.
01/16/2025	2.648%	1,038,000	1,107,615
01/16/2030	3.103%	2,853,000	3,113,938
07/16/2030	2.679%	1,983,000	2,099,440
Total			18,779,473
Building Materials 0.0%
CRH America Finance, Inc.(a)
05/09/2027	3.400%	311,000	347,223
Martin Marietta Materials, Inc.
06/01/2027	3.450%	395,000	441,628
Masco Corp.
10/01/2030	2.000%	400,000	407,489
08/15/2032	6.500%	540,000	717,693
Total			1,914,033
Cable and Satellite 0.7%
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	702,000	739,929
02/15/2028	3.750%	500,000	560,708
04/01/2038	5.375%	286,000	358,096
03/01/2050	4.800%	2,579,000	3,063,055
04/01/2051	3.700%	540,000	557,440
Comcast Corp.
10/15/2025	3.950%	1,105,000	1,268,563
03/01/2026	3.150%	622,000	692,876
10/15/2028	4.150%	892,000	1,069,781
01/15/2031	1.950%	1,990,000	2,039,843
02/15/2031	1.500%	2,946,000	2,911,393
08/15/2034	4.200%	400,000	501,575
10/15/2038	4.600%	2,513,000	3,312,222
11/01/2039	3.250%	640,000	723,499
04/01/2040	3.750%	2,556,000	3,081,899
11/01/2049	3.999%	500,000	632,933
02/01/2050	3.450%	531,000	623,782
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2052	2.450%	647,000	628,549
11/01/2052	4.049%	800,000	1,022,011
10/15/2058	4.950%	1,635,000	2,469,925
Cox Communications, Inc.(a)
10/01/2030	1.800%	1,180,000	1,179,457
08/15/2047	4.600%	274,000	353,689
10/01/2050	2.950%	850,000	866,481
TCI Communications, Inc.
02/15/2028	7.125%	415,000	573,306
Time Warner Cable LLC
05/01/2037	6.550%	1,106,000	1,517,965
06/15/2039	6.750%	1,400,000	1,993,697
Total			32,742,674
Chemicals 0.4%
Air Liquide Finance SA(a)
09/27/2023	2.250%	515,000	538,713
Air Products & Chemicals, Inc.
05/15/2027	1.850%	1,660,000	1,755,997
Albemarle Corp.
12/01/2044	5.450%	270,000	321,892
Chevron Phillips Chemical Co. LLC /LP(a)
04/01/2025	5.125%	1,015,000	1,191,539
Dow Chemical Co. (The)
11/15/2030	2.100%	2,255,000	2,308,049
11/15/2042	4.375%	379,000	465,541
11/15/2050	3.600%	421,000	472,046
DowDuPont, Inc.
11/15/2038	5.319%	290,000	393,068
International Flavors & Fragrances, Inc.
09/26/2028	4.450%	210,000	248,609
09/26/2048	5.000%	261,000	349,461
LYB International Finance III LLC
10/01/2025	1.250%	1,249,000	1,270,941
10/01/2030	2.250%	379,000	389,966
10/01/2040	3.375%	1,849,000	1,972,496
04/01/2051	3.625%	690,000	753,593
Nutrien Ltd.
04/01/2029	4.200%	155,000	185,264
03/15/2035	4.125%	700,000	833,986
04/01/2049	5.000%	978,000	1,346,770
Nutrition & Biosciences, Inc.(a)
10/01/2025	1.230%	417,000	422,004
10/15/2027	1.832%	885,000	911,823
11/15/2040	3.268%	505,000	541,323
12/01/2050	3.468%	390,000	423,160
Sherwin-Williams Co. (The)
06/01/2024	3.125%	165,000	178,340

The accompanying Notes to Financial Statements are an integral part of this statement.
152	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Union Carbide Corp.
10/01/2096	7.750%	920,000	1,409,380
Total			18,683,961
Construction Machinery 0.1%
Deere & Co.
04/15/2050	3.750%	595,000	770,958
John Deere Capital Corp.
07/05/2022	0.550%	2,250,000	2,259,175
04/06/2023	1.200%	1,732,000	1,767,838
09/14/2026	2.250%	385,000	416,244
09/08/2027	2.800%	700,000	778,693
Total			5,992,908
Consumer Cyclical Services 0.1%
Amazon.com, Inc.
08/22/2037	3.875%	550,000	685,297
06/03/2050	2.500%	859,000	890,166
06/03/2060	2.700%	780,000	833,282
Booking Holdings, Inc.
03/15/2023	2.750%	321,000	336,893
Ford Foundation (The)
06/01/2070	2.815%	440,000	470,371
Total			3,216,009
Consumer Products 0.0%
Mead Johnson Nutrition Co.
06/01/2044	4.600%	350,000	464,215
Unilever Capital Corp.
03/22/2025	3.375%	230,000	254,817
Total			719,032
Diversified Manufacturing 0.3%
Eaton Corp.
04/01/2024	7.625%	500,000	597,461
General Electric Co.
01/05/2026	5.550%	1,700,000	2,065,367
05/01/2027	3.450%	2,189,000	2,467,416
05/01/2030	3.625%	2,901,000	3,306,776
01/14/2038	5.875%	123,000	166,846
05/01/2050	4.350%	588,000	711,292
Nvent Finance Sarl
04/15/2028	4.550%	450,000	488,686
Roper Technologies, Inc.
09/15/2027	1.400%	1,670,000	1,693,450
06/30/2030	2.000%	710,000	727,442
WW Grainger, Inc.
06/15/2045	4.600%	200,000	266,542
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Xylem, Inc.
01/30/2031	2.250%	515,000	542,447
Total			13,033,725
Electric 2.3%
AEP Transmission Co., LLC
09/15/2049	3.150%	440,000	487,285
AES Corp. (The)(a)
01/15/2026	1.375%	1,582,000	1,595,388
Alabama Power Co.
02/15/2033	5.700%	467,000	635,248
05/15/2038	6.125%	70,000	104,763
Alexander Funding Trust(a)
11/15/2023	1.841%	1,000,000	1,011,672
Appalachian Power Co.
03/01/2049	4.500%	215,000	283,490
Ausgrid Finance Pty Ltd.(a)
05/01/2023	3.850%	850,000	897,920
Baltimore Gas & Electric Co.
08/15/2046	3.500%	376,000	436,836
Berkshire Hathaway Energy Co.
11/15/2023	3.750%	976,000	1,063,129
02/01/2025	3.500%	529,000	583,082
Black Hills Corp.
10/15/2029	3.050%	900,000	986,871
10/15/2049	3.875%	660,000	771,759
CenterPoint Energy Houston Electric LLC
07/01/2050	2.900%	358,000	390,263
CenterPoint Energy, Inc.
09/01/2022	2.500%	150,000	155,061
09/01/2024	2.500%	1,601,000	1,701,655
03/01/2030	2.950%	626,000	683,951
China Southern Power Grid International Finance BVI Co., Ltd.(a)
05/08/2027	3.500%	720,000	792,268
CMS Energy Corp.
08/15/2027	3.450%	300,000	338,455
Commonwealth Edison Co.
06/15/2046	3.650%	243,000	289,460
Connecticut Light & Power Co. (The)
04/01/2048	4.000%	236,000	306,916
Consumers Energy Co.
05/01/2060	2.500%	622,000	622,462
08/31/2064	4.350%	547,000	745,380
Dominion Energy, Inc.
08/15/2021	2.000%	1,035,000	1,042,095
08/01/2033	5.250%	1,315,000	1,725,534

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	153

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DTE Electric Co.
06/15/2042	3.950%	364,000	434,776
03/01/2050	2.950%	1,624,000	1,807,231
DTE Energy Co.
10/01/2024	2.529%	199,000	212,519
06/01/2025	1.050%	1,496,000	1,514,701
03/15/2027	3.800%	1,481,000	1,705,882
03/01/2030	2.950%	982,000	1,078,503
Duke Energy Carolinas LLC
12/01/2028	6.000%	600,000	794,950
12/15/2041	4.250%	313,000	396,600
Duke Energy Corp.
09/01/2021	1.800%	1,549,000	1,562,065
09/01/2026	2.650%	213,000	232,087
Duke Energy Indiana LLC
05/15/2046	3.750%	550,000	655,934
Duke Energy Ohio, Inc.
02/01/2049	4.300%	295,000	379,970
Duke Energy Progress LLC
04/01/2035	5.700%	300,000	419,284
10/15/2046	3.700%	323,000	391,146
09/15/2047	3.600%	300,000	361,128
08/15/2050	2.500%	896,000	898,078
Duquesne Light Holdings, Inc.(a)
08/01/2027	3.616%	700,000	775,586
10/01/2030	2.532%	1,095,000	1,132,962
Edison International
06/15/2027	5.750%	500,000	598,470
03/15/2028	4.125%	1,200,000	1,337,224
Emera U.S. Finance LP
06/15/2046	4.750%	600,000	766,120
Enel Finance International NV(a)
09/14/2025	4.625%	210,000	244,397
05/25/2027	3.625%	380,000	431,561
04/06/2028	3.500%	335,000	380,980
Entergy Arkansas LLC
06/15/2051	2.650%	1,907,000	1,948,478
Entergy Arkansas, Inc.
04/01/2026	3.500%	307,000	346,802
Entergy Corp.
09/01/2026	2.950%	336,000	370,657
Entergy Louisiana LLC
06/01/2031	3.050%	472,000	534,143
03/15/2051	2.900%	620,000	661,401
Entergy Texas, Inc.
03/15/2031	1.750%	994,000	995,899
Evergy Kansas Central, Inc.
04/15/2050	3.450%	1,605,000	1,892,888
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Evergy Metro, Inc.
06/01/2030	2.250%	963,000	1,021,142
Evergy, Inc.
09/15/2024	2.450%	1,372,000	1,454,845
09/15/2029	2.900%	975,000	1,068,728
Exelon Corp.
04/15/2050	4.700%	1,426,000	1,890,116
Exelon Generation Co. LLC
06/15/2022	4.250%	384,000	400,763
06/01/2025	3.250%	1,290,000	1,407,890
10/01/2039	6.250%	300,000	361,996
FEL Energy VI Sarl(a)
12/01/2040	5.750%	765,000	809,038
FirstEnergy Transmission LLC(a)
04/01/2049	4.550%	325,000	379,377
Florida Power & Light Co.
09/01/2035	5.400%	600,000	838,436
Fortis, Inc.
10/04/2026	3.055%	620,000	683,205
Interstate Power & Light Co.
09/30/2049	3.500%	562,000	640,858
ITC Holdings Corp.
11/15/2022	2.700%	1,484,000	1,545,591
ITC Holdings Corp.(a)
05/14/2030	2.950%	530,000	580,561
Jersey Central Power & Light Co.(a)
01/15/2026	4.300%	260,000	290,581
Jersey Central Power & Light Co.
06/01/2037	6.150%	150,000	189,453
Kansas City Power & Light Co.
10/01/2041	5.300%	750,000	1,026,161
06/15/2047	4.200%	400,000	512,499
Metropolitan Edison Co.(a)
01/15/2029	4.300%	1,642,000	1,862,141
MidAmerican Energy Co.
11/01/2035	5.750%	600,000	867,396
08/01/2048	3.650%	780,000	954,511
Mid-Atlantic Interstate Transmission LLC(a)
05/15/2028	4.100%	255,000	286,311
Mississippi Power Co.
03/30/2028	3.950%	1,810,000	2,109,057
03/15/2042	4.250%	1,087,000	1,316,207
National Rural Utilities Cooperative Finance Corp.
03/15/2029	3.700%	270,000	315,543
Nevada Power Co.
04/01/2036	6.650%	225,000	340,605
09/15/2040	5.375%	546,000	720,528

The accompanying Notes to Financial Statements are an integral part of this statement.
154	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New England Power Co.(a)
12/05/2047	3.800%	168,000	198,640
NextEra Energy Capital Holdings, Inc.
05/01/2025	2.750%	1,183,000	1,280,478
06/01/2030	2.250%	1,200,000	1,257,020
Niagara Mohawk Power Corp.(a)
10/01/2034	4.278%	753,000	931,051
NRG Energy, Inc.(a)
12/02/2025	2.000%	860,000	891,244
12/02/2027	2.450%	960,000	1,007,771
06/15/2029	4.450%	585,000	677,919
Oncor Electric Delivery Co. LLC
03/15/2029	5.750%	155,000	201,952
Pacific Gas & Electric Co.
03/01/2026	2.950%	435,000	459,631
08/15/2042	3.750%	183,000	184,792
Pacific Gas and Electric Co.(b)
3-month USD LIBOR + 1.375% 11/15/2021	1.600%	1,810,000	1,809,700
Pacific Gas and Electric Co.
06/16/2022	1.750%	2,255,000	2,260,105
07/01/2025	3.450%	690,000	747,697
01/01/2026	3.150%	525,000	559,988
08/01/2027	2.100%	2,163,000	2,200,408
12/01/2027	3.300%	1,925,000	2,056,642
07/01/2030	4.550%	1,642,000	1,874,825
02/01/2031	2.500%	2,025,000	2,025,747
07/01/2040	4.500%	375,000	421,202
08/01/2040	3.300%	491,000	491,881
04/15/2042	4.450%	1,000,000	1,078,738
03/15/2045	4.300%	310,000	331,861
12/01/2047	3.950%	1,200,000	1,242,957
PacifiCorp
10/15/2037	6.250%	200,000	300,441
PECO Energy Co.
06/15/2050	2.800%	490,000	521,912
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	765,000	815,018
Potomac Electric Power Co.
12/15/2038	7.900%	160,000	264,437
03/15/2043	4.150%	250,000	315,154
PPL Capital Funding, Inc.
06/15/2022	4.200%	313,000	326,915
06/01/2023	3.400%	210,000	223,094
05/15/2026	3.100%	1,785,000	1,974,343
04/15/2030	4.125%	1,909,000	2,273,908
03/15/2044	5.000%	601,000	776,521
Public Service Co. of New Hampshire
11/01/2023	3.500%	303,000	327,285
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Public Service Co. of Oklahoma
02/01/2021	4.400%	231,000	231,770
Public Service Electric and Gas Co.
05/01/2050	2.700%	1,631,000	1,730,174
08/01/2050	2.050%	304,000	285,192
San Diego Gas & Electric Co.
06/01/2026	6.000%	525,000	661,281
Southern California Edison Co.
03/01/2028	3.650%	200,000	224,525
08/01/2029	2.850%	750,000	815,414
01/15/2036	5.550%	130,000	163,469
02/01/2038	5.950%	210,000	285,952
10/01/2043	4.650%	352,000	436,281
03/01/2048	4.125%	821,000	980,047
Southern Co. (The)
07/01/2026	3.250%	250,000	280,354
Southern Power Co.
09/15/2041	5.150%	1,166,000	1,432,502
Southwestern Electric Power Co.
04/01/2045	3.900%	428,000	496,483
Southwestern Public Service Co.
08/15/2041	4.500%	338,000	439,095
Toledo Edison Co. (The)
05/15/2037	6.150%	600,000	817,278
Trans-Allegheny Interstate Line Co.(a)
06/01/2025	3.850%	517,000	565,025
Union Electric Co.
06/15/2027	2.950%	286,000	315,826
Virginia Electric and Power Co.
03/15/2023	2.750%	127,000	132,981
12/15/2050	2.450%	671,000	676,921
WEC Energy Group, Inc.
10/15/2027	1.375%	1,650,000	1,676,399
Wisconsin Electric Power Co.
06/01/2025	3.100%	192,000	209,421
Xcel Energy, Inc.
09/15/2041	4.800%	90,000	115,351
Total			112,069,922
Environmental 0.1%
Republic Services, Inc.
02/15/2031	1.450%	1,110,000	1,087,771
02/15/2032	1.750%	1,576,000	1,578,279
Waste Management, Inc.
11/15/2050	2.500%	376,000	376,319
Total			3,042,369

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	155

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 1.3%
AerCap Ireland Capital DAC/Global Aviation Trust
12/16/2021	4.450%	720,000	742,239
05/26/2022	3.500%	743,000	767,085
01/23/2023	3.300%	935,000	974,627
07/03/2023	4.125%	500,000	534,718
09/15/2023	4.500%	2,905,000	3,146,647
01/16/2024	4.875%	788,000	861,882
02/15/2024	3.150%	4,432,000	4,653,963
08/14/2024	2.875%	632,000	656,367
01/15/2025	3.500%	218,000	231,367
07/15/2025	6.500%	1,556,000	1,860,135
04/03/2026	4.450%	400,000	448,588
AerCap Ireland Capital Ltd./Global Aviation Trust
02/01/2022	3.950%	412,000	423,937
07/01/2022	4.625%	342,000	359,574
Air Lease Corp.
07/03/2023	3.875%	1,000,000	1,065,557
09/15/2023	3.000%	520,000	546,366
03/01/2025	3.250%	645,000	688,335
07/01/2025	3.375%	1,511,000	1,632,208
01/15/2026	2.875%	1,200,000	1,269,611
10/01/2029	3.250%	659,000	695,268
Ares Capital Corp.
01/15/2026	3.875%	1,222,000	1,324,545
Aviation Capital Group LLC(a)
05/01/2023	3.875%	350,000	364,940
12/15/2024	5.500%	3,180,000	3,511,812
08/01/2025	4.125%	500,000	522,142
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	1,300,000	1,382,510
02/15/2025	2.875%	1,767,000	1,800,427
01/15/2026	5.500%	1,995,000	2,252,287
04/15/2026	4.250%	830,000	897,389
05/01/2026	4.375%	790,000	853,553
FS KKR Capital Corp.
01/15/2026	3.400%	2,570,000	2,554,066
GE Capital Funding LLC(a)
05/15/2025	3.450%	888,000	980,971
05/15/2030	4.400%	2,914,000	3,433,003
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	5,170,000	6,170,274
Golub Capital BDC, Inc.
04/15/2024	3.375%	3,780,000	3,845,118
International Lease Finance Corp.
01/15/2022	8.625%	1,000,000	1,078,849
Owl Rock Capital Corp.
07/15/2026	3.400%	1,492,000	1,510,351
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	5,475,000	5,736,291
03/15/2023	4.500%	175,000	183,712
02/15/2024	5.500%	810,000	885,105
SMBC Aviation Capital Finance DAC(a)
07/15/2022	3.000%	693,000	710,667
Total			61,556,486
Food and Beverage 1.3%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	7,317,000	9,275,698
02/01/2046	4.900%	1,761,000	2,288,183
Anheuser-Busch InBev Finance, Inc.
02/01/2044	4.625%	30,000	37,571
Anheuser-Busch InBev Worldwide, Inc.
01/23/2025	4.150%	1,549,000	1,763,245
04/15/2038	4.375%	2,182,000	2,694,207
06/01/2040	4.350%	1,480,000	1,811,902
07/15/2042	3.750%	671,000	762,504
04/15/2048	4.600%	1,961,000	2,473,289
10/06/2048	4.439%	690,000	856,560
06/01/2050	4.500%	1,940,000	2,448,405
04/15/2058	4.750%	100,000	131,474
Bacardi Ltd.(a)
05/15/2028	4.700%	934,000	1,107,052
05/15/2038	5.150%	645,000	817,907
05/15/2048	5.300%	981,000	1,355,116
Bunge Ltd. Finance Corp.
08/17/2025	1.630%	1,953,000	2,012,348
08/15/2026	3.250%	1,985,000	2,209,202
09/25/2027	3.750%	1,374,000	1,571,281
Campbell Soup Co.
04/24/2030	2.375%	600,000	633,318
04/24/2050	3.125%	249,000	263,450
Cargill, Inc.(a)
03/01/2023	3.250%	140,000	148,637
07/23/2023	1.375%	3,500,000	3,586,546
11/01/2036	7.250%	300,000	443,139
Coca-Cola Femsa SAB de CV
01/22/2030	2.750%	750,000	812,322
09/01/2032	1.850%	1,000,000	1,004,722
Conagra Brands, Inc.
11/01/2038	5.300%	180,000	241,398
11/01/2048	5.400%	510,000	727,330
Constellation Brands, Inc.
02/15/2023	3.200%	361,000	381,583
11/15/2025	4.400%	360,000	418,745
12/06/2026	3.700%	225,000	257,870
11/15/2048	5.250%	144,000	202,734

The accompanying Notes to Financial Statements are an integral part of this statement.
156	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diageo Capital PLC
09/29/2025	1.375%	1,020,000	1,048,261
04/29/2030	2.000%	1,450,000	1,511,517
Fomento Economico Mexicano SAB de CV
01/16/2050	3.500%	1,270,000	1,412,673
General Mills, Inc.
04/17/2025	4.000%	400,000	452,313
04/15/2030	2.875%	529,000	586,883
04/17/2038	4.550%	100,000	129,061
Kellogg Co.
06/01/2030	2.100%	720,000	755,389
Keurig Dr Pepper, Inc.
05/25/2025	4.417%	250,000	288,254
06/15/2027	3.430%	135,000	153,564
05/25/2038	4.985%	323,000	431,815
05/01/2050	3.800%	765,000	915,586
Mars, Inc.(a)
07/16/2032	1.625%	3,784,000	3,753,514
McCormick & Co., Inc.
04/15/2030	2.500%	1,765,000	1,890,629
Mondelez International, Inc.
05/04/2025	1.500%	410,000	424,057
PepsiCo, Inc.
05/01/2030	1.625%	1,605,000	1,646,800
Smithfield Foods, Inc.(a)
10/15/2030	3.000%	1,820,000	1,925,814
Sysco Corp.
04/01/2050	6.600%	386,000	592,506
Tyson Foods, Inc.
08/15/2034	4.875%	200,000	263,970
08/15/2044	5.150%	825,000	1,140,742
Total			62,061,086
Gaming 0.0%
GLP Capital LP/Financing II, Inc.
01/15/2029	5.300%	742,000	863,705
01/15/2030	4.000%	607,000	660,933
Total			1,524,638
Health Care 1.3%
Abbott Laboratories
01/30/2028	1.150%	780,000	790,725
06/30/2030	1.400%	830,000	842,722
11/30/2036	4.750%	870,000	1,192,956
Advocate Health & Hospitals Corp.
06/15/2030	2.211%	690,000	714,959
Ascension Health
11/15/2029	2.532%	1,000,000	1,089,741
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Becton Dickinson and Co.
12/15/2024	3.734%	160,000	177,219
12/15/2044	4.685%	900,000	1,162,165
Bon Secours Mercy Health, Inc.
06/01/2030	3.464%	1,290,000	1,465,242
Boston Scientific Corp.
03/01/2029	4.000%	540,000	635,553
03/01/2039	4.550%	500,000	641,654
Children’s Hospital Corp. (The)
02/01/2050	2.585%	680,000	680,844
Children’s Hospital/DC
07/15/2050	2.928%	760,000	742,241
Cigna Corp.
09/17/2021	3.400%	1,616,000	1,650,636
02/25/2026	4.500%	577,000	674,507
07/15/2046	4.800%	218,000	288,376
10/15/2047	3.875%	1,177,000	1,395,903
CommonSpirit Health
10/01/2025	1.547%	675,000	694,392
10/01/2030	2.782%	670,000	708,977
10/01/2050	3.910%	660,000	735,966
Cottage Health Obligated Group
11/01/2049	3.304%	610,000	684,195
CVS Health Corp.
03/09/2023	3.700%	268,000	286,624
08/15/2026	3.000%	791,000	876,230
03/25/2028	4.300%	1,346,000	1,595,349
08/15/2029	3.250%	810,000	912,147
08/21/2030	1.750%	382,000	383,659
02/28/2031	1.875%	1,433,000	1,450,753
03/25/2038	4.780%	567,000	718,036
08/21/2040	2.700%	1,728,000	1,752,110
03/25/2048	5.050%	2,200,000	2,974,448
CVS Pass-Through Trust(a)
10/10/2025	6.204%	131,632	143,892
01/10/2032	7.507%	102,331	130,341
01/10/2034	5.926%	707,389	849,104
01/10/2036	4.704%	1,733,449	1,963,781
08/11/2036	4.163%	151,734	166,193
Danaher Corp.
09/15/2025	3.350%	735,000	820,245
10/01/2050	2.600%	937,000	967,828
DH Europe Finance II Sarl
11/15/2022	2.050%	1,170,000	1,205,694
11/15/2029	2.600%	1,492,000	1,631,671
11/15/2049	3.400%	15,000	17,787
DH Europe Finance II SARL
11/15/2024	2.200%	2,014,000	2,135,664
Hackensack Meridian Health, Inc.
09/01/2050	2.875%	1,000,000	1,031,465

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	157

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hartford HealthCare Corp.
07/01/2054	3.447%	1,350,000	1,421,027
HCA, Inc.
06/15/2026	5.250%	1,700,000	2,013,915
06/15/2029	4.125%	1,000,000	1,160,953
06/15/2039	5.125%	1,065,000	1,362,062
06/15/2047	5.500%	300,000	401,248
06/15/2049	5.250%	390,000	514,702
Memorial Health Services
11/01/2049	3.447%	1,230,000	1,280,387
MultiCare Health System
08/15/2050	2.803%	570,000	590,284
NYU Langone Hospitals
07/01/2055	3.380%	550,000	581,056
Partners Healthcare System, Inc.
07/01/2060	3.342%	3,000,000	3,409,963
Providence St Joseph Health Obligated Group
10/01/2026	2.746%	307,000	334,874
Quest Diagnostics, Inc.
06/30/2031	2.800%	525,000	576,620
Rush Obligated Group
11/15/2029	3.922%	1,242,000	1,460,171
Stryker Corp.
06/15/2025	1.150%	1,571,000	1,601,908
06/15/2030	1.950%	694,000	714,064
06/15/2050	2.900%	1,102,000	1,168,497
Thermo Fisher Scientific, Inc.
03/25/2030	4.497%	2,744,000	3,424,244
Universal Health Services, Inc.(a)
10/15/2030	2.650%	830,000	862,061
Yale-New Haven Health Services Corp.
07/01/2050	2.496%	950,000	926,292
Zimmer Biomet Holdings, Inc.
03/19/2023	3.700%	174,000	185,459
Total			62,971,781
Healthcare Insurance 0.3%
Aetna, Inc.
12/15/2037	6.750%	590,000	900,570
08/15/2047	3.875%	581,000	692,704
Anthem, Inc.
12/01/2024	3.350%	350,000	385,352
03/01/2028	4.101%	565,000	668,674
05/15/2030	2.250%	3,438,000	3,628,257
12/01/2047	4.375%	94,000	121,804
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UnitedHealth Group, Inc.
12/15/2025	3.700%	791,000	906,188
03/15/2026	3.100%	642,000	719,681
07/15/2035	4.625%	658,000	883,531
08/15/2039	3.500%	980,000	1,160,410
05/15/2040	2.750%	562,000	609,019
10/15/2047	3.750%	630,000	783,160
08/15/2059	3.875%	401,000	520,383
Total			11,979,733
Healthcare REIT 0.2%
HCP, Inc.
03/01/2024	4.200%	81,000	88,913
08/15/2024	3.875%	694,000	770,013
07/15/2029	3.500%	703,000	799,527
Healthcare Trust of America Holdings LP
07/01/2027	3.750%	1,600,000	1,816,032
03/15/2031	2.000%	730,000	729,990
Healthpeak Properties, Inc.
01/15/2031	2.875%	646,000	704,204
Ventas Realty LP
01/15/2026	4.125%	258,000	296,821
04/01/2027	3.850%	246,000	274,411
Welltower, Inc.
02/15/2027	2.700%	294,000	323,254
01/15/2030	3.100%	520,000	567,979
03/15/2041	6.500%	530,000	744,258
Total			7,115,402
Independent Energy 0.5%
Aker BP ASA(a)
01/15/2026	2.875%	2,067,000	2,122,750
01/15/2031	4.000%	1,066,000	1,154,933
Concho Resources, Inc.
02/15/2031	2.400%	1,554,000	1,625,639
Devon Energy Corp.
12/15/2025	5.850%	1,734,000	2,038,370
07/15/2041	5.600%	592,000	722,461
06/15/2045	5.000%	390,000	457,258
Diamondback Energy, Inc.
05/31/2025	4.750%	1,295,000	1,456,579
12/01/2026	3.250%	2,963,000	3,166,701
12/01/2029	3.500%	1,351,000	1,444,031
Encana Corp.
11/01/2031	7.375%	695,000	822,857
EQT Corp.
10/01/2027	3.900%	302,000	299,458
Hess Corp.
01/15/2040	6.000%	810,000	995,631

The accompanying Notes to Financial Statements are an integral part of this statement.
158	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marathon Oil Corp.
06/01/2025	3.850%	465,000	498,339
07/15/2027	4.400%	1,946,000	2,161,312
03/15/2032	6.800%	367,000	452,582
10/01/2037	6.600%	150,000	184,544
06/01/2045	5.200%	382,000	436,623
Noble Energy, Inc.
10/15/2029	3.250%	485,000	550,526
03/01/2041	6.000%	400,000	601,554
11/15/2044	5.050%	250,000	350,794
Pioneer Natural Resources Co.
08/15/2030	1.900%	3,249,000	3,220,982
Total			24,763,924
Integrated Energy 0.5%
BP Capital Markets America, Inc.
04/06/2025	3.194%	1,830,000	2,012,827
02/11/2026	3.410%	520,000	583,045
04/06/2027	3.543%	1,841,000	2,094,184
08/10/2030	1.749%	2,545,000	2,561,995
11/10/2050	2.772%	2,505,000	2,491,178
06/04/2051	2.939%	1,000,000	1,022,691
BP Capital Markets PLC
09/19/2027	3.279%	801,000	901,812
Chevron Corp.
05/11/2027	1.995%	765,000	811,257
05/11/2030	2.236%	735,000	788,119
ENI SpA(a)
09/12/2023	4.000%	510,000	554,786
Exxon Mobil Corp.
03/19/2025	2.992%	1,550,000	1,697,025
10/15/2030	2.610%	1,400,000	1,528,842
08/16/2039	2.995%	815,000	883,841
08/16/2049	3.095%	1,015,000	1,097,836
Husky Energy, Inc.
04/15/2022	3.950%	750,000	773,143
Petro-Canada
05/15/2035	5.950%	250,000	321,224
Suncor Energy, Inc.
05/15/2025	3.100%	1,556,000	1,704,193
Total Capital International SA
06/29/2041	2.986%	1,400,000	1,522,786
05/29/2050	3.127%	2,547,000	2,772,015
Total			26,122,799
Life Insurance 0.7%
AIA Group Ltd.(a)
04/06/2028	3.900%	500,000	570,779
04/09/2029	3.600%	320,000	361,360
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
09/16/2040	3.200%	540,000	578,191
AIG SunAmerica Global Financing X(a)
03/15/2032	6.900%	585,000	872,193
American International Group, Inc.
04/01/2028	4.200%	1,102,000	1,307,104
06/30/2030	3.400%	1,654,000	1,893,646
04/01/2048	4.750%	1,522,000	2,049,525
06/30/2050	4.375%	977,000	1,270,954
Athene Global Funding(a)
11/12/2026	2.950%	3,060,000	3,275,607
Athene Holding Ltd.
01/12/2028	4.125%	1,482,000	1,649,335
04/03/2030	6.150%	1,155,000	1,433,592
01/15/2031	3.500%	554,000	588,672
Brighthouse Financial, Inc.
06/22/2047	4.700%	1,792,000	1,882,966
Dai-ichi Life Insurance Co. Ltd. (The)(a),(i)
Junior Subordinated
12/31/2049	4.000%	1,062,000	1,172,952
Guardian Life Insurance Co. of America (The)(a)
Subordinated
01/24/2077	4.850%	208,000	290,229
Jackson National Life Global Funding(a)
06/11/2025	3.875%	279,000	314,432
04/29/2026	3.050%	1,073,000	1,190,097
John Hancock Life Insurance Co.(a)
Subordinated
02/15/2024	7.375%	250,000	294,470
Manulife Financial Corp.(i)
Subordinated
02/24/2032	4.061%	1,400,000	1,529,124
MetLife, Inc.
09/15/2023	4.368%	600,000	664,665
11/13/2043	4.875%	490,000	693,213
Metropolitan Life Global Funding I(a)
01/11/2024	3.600%	800,000	872,375
09/19/2027	3.000%	500,000	556,133
Nationwide Financial Services, Inc.(a)
11/30/2049	3.900%	1,769,000	1,975,863
New York Life Global Funding(a)
01/10/2028	3.000%	404,000	451,006
New York Life Insurance Co.(a)
Subordinated
05/15/2069	4.450%	750,000	1,014,879
Prudential Insurance Co. of America (The)(a)
Subordinated
07/01/2025	8.300%	2,060,000	2,675,874

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	159

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reliance Standard Life Global Funding II(a)
09/19/2023	3.850%	520,000	559,430
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	450,000	606,852
05/15/2047	4.270%	300,000	373,790
Total			32,969,308
Lodging 0.0%
Marriott International, Inc.
05/01/2025	5.750%	1,357,000	1,587,696
06/15/2030	4.625%	289,000	339,057
Total			1,926,753
Media and Entertainment 0.3%
Activision Blizzard, Inc.
09/15/2050	2.500%	907,000	880,179
CBS Corp.
08/15/2024	3.700%	1,019,000	1,116,319
01/15/2045	4.600%	142,000	170,250
Discovery Communications LLC
09/20/2047	5.200%	365,000	473,891
Discovery Communications LLC(a)
09/15/2055	4.000%	675,000	753,101
Grupo Televisa SAB
01/31/2046	6.125%	356,000	493,554
Viacom, Inc.
03/15/2043	4.375%	486,000	573,869
09/01/2043	5.850%	515,000	715,575
ViacomCBS, Inc.
05/15/2025	4.750%	1,215,000	1,410,571
05/19/2032	4.200%	2,317,000	2,785,183
05/19/2050	4.950%	27,000	35,054
Walt Disney Co. (The)
07/15/2024	9.500%	407,000	524,742
04/30/2028	7.300%	350,000	486,383
05/13/2040	3.500%	896,000	1,054,031
01/13/2051	3.600%	802,000	972,136
05/13/2060	3.800%	560,000	709,025
Total			13,153,863
Metals and Mining 0.6%
Anglo American Capital PLC(a)
09/11/2024	3.625%	245,000	268,064
09/11/2027	4.000%	400,000	459,294
09/10/2030	2.625%	836,000	871,790
Barrick Gold Corp.
10/15/2035	6.450%	780,000	1,102,482
Barrick North America Finance LLC
05/30/2041	5.700%	455,000	655,711
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BHP Billiton Finance U.S.A. Ltd.
03/01/2026	6.420%	1,372,000	1,738,750
Glencore Finance Canada Ltd.(a)
11/15/2021	4.950%	1,110,000	1,150,548
Glencore Funding LLC(a)
05/30/2023	4.125%	547,000	590,359
09/01/2025	1.625%	3,065,000	3,146,929
09/01/2030	2.500%	3,095,000	3,163,274
Newmont Corp.
10/01/2030	2.250%	5,002,000	5,268,104
Nucor Corp.
06/01/2025	2.000%	784,000	829,219
06/01/2030	2.700%	1,006,000	1,106,455
Nucor Corp.(a)
12/15/2055	2.979%	1,000,000	1,045,195
Reliance Steel & Aluminum Co.
08/15/2025	1.300%	620,000	630,650
08/15/2030	2.150%	3,335,000	3,432,615
Steel Dynamics, Inc.
10/15/2027	1.650%	623,000	640,291
04/15/2030	3.450%	819,000	927,075
Teck Resources Ltd.
10/01/2035	6.125%	348,000	449,598
07/15/2041	6.250%	919,000	1,182,040
03/01/2042	5.200%	574,000	662,026
Vale Overseas Ltd.
07/08/2030	3.750%	640,000	714,007
Total			30,034,476
Midstream 1.3%
Boardwalk Pipelines LP
05/03/2029	4.800%	395,000	452,270
02/15/2031	3.400%	780,000	811,567
Buckeye Partners LP
11/15/2043	5.850%	770,000	757,106
Cameron LNG LLC(a)
01/15/2039	3.701%	885,000	1,002,528
Enbridge, Inc.
01/15/2025	2.500%	3,484,000	3,733,284
11/15/2029	3.125%	1,590,000	1,755,043
06/10/2044	4.500%	500,000	587,084
Enbridge, Inc.(i)
03/01/2078	6.250%	350,000	381,447
07/15/2080	5.750%	685,000	770,888
Energy Transfer Operating LP
03/15/2023	4.250%	1,076,000	1,142,962
04/15/2024	4.500%	240,000	262,939
06/01/2027	5.500%	535,000	626,932
05/15/2050	5.000%	1,485,000	1,609,163

The accompanying Notes to Financial Statements are an integral part of this statement.
160	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Energy Transfer Partners LP
02/01/2023	3.600%	188,000	196,629
03/15/2025	4.050%	3,532,000	3,877,833
01/15/2026	4.750%	971,000	1,099,594
04/15/2027	4.200%	555,000	610,512
06/01/2041	6.050%	1,218,000	1,410,560
06/15/2048	6.000%	298,000	351,352
Energy Transfer Partners LP/Regency Finance Corp.
11/01/2023	4.500%	476,000	515,508
Enterprise Products Operating LLC
01/31/2030	2.800%	1,000,000	1,085,434
04/15/2038	7.550%	303,000	461,588
02/15/2043	4.450%	305,000	366,375
01/31/2051	3.700%	686,000	755,662
01/31/2060	3.950%	761,000	849,283
EQT Midstream Partners LP
07/15/2028	5.500%	700,000	763,681
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2027	1.750%	2,267,000	2,302,910
03/31/2036	2.625%	1,070,000	1,110,262
Gray Oak Pipeline LLC(a)
09/15/2023	2.000%	650,000	661,212
10/15/2025	2.600%	1,577,000	1,632,549
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	710,000	839,396
Kinder Morgan, Inc.
02/15/2031	2.000%	720,000	723,702
08/01/2050	3.250%	790,000	789,285
Magellan Midstream Partners LP
12/01/2042	4.200%	404,000	442,958
MPLX LP
01/15/2025	5.250%	253,000	259,982
03/01/2026	1.750%	1,170,000	1,210,090
03/15/2028	4.000%	280,000	322,276
08/15/2030	2.650%	2,571,000	2,700,707
04/15/2038	4.500%	764,000	876,928
04/15/2048	4.700%	400,000	475,040
02/15/2049	5.500%	675,000	889,766
ONEOK Partners LP
10/01/2036	6.650%	1,240,000	1,572,408
ONEOK, Inc.
09/01/2029	3.400%	345,000	370,188
03/15/2030	3.100%	148,000	157,176
07/15/2048	5.200%	400,000	465,726
Phillips 66 Partners LP
10/01/2026	3.550%	171,000	187,367
12/15/2029	3.150%	770,000	803,511
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp.
10/15/2023	3.850%	1,130,000	1,207,849
12/15/2029	3.550%	3,416,000	3,576,597
09/15/2030	3.800%	901,000	965,325
06/15/2044	4.700%	680,000	708,382
02/15/2045	4.900%	320,000	343,308
Southern Natural Gas Co. LLC
03/01/2032	8.000%	360,000	511,913
Sunoco Logistics Partners Operations LP
01/15/2023	3.450%	181,000	188,542
04/01/2024	4.250%	480,000	519,320
10/01/2027	4.000%	815,000	891,097
02/15/2040	6.850%	652,000	758,596
TC PipeLines LP
05/25/2027	3.900%	247,000	277,748
Tennessee Gas Pipeline Co. LLC(a)
03/01/2030	2.900%	765,000	818,746
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	660,000	680,740
TransCanada PipeLines Ltd.
10/15/2037	6.200%	500,000	697,480
Transcontinental Gas Pipe Line Co. LLC
05/15/2030	3.250%	778,000	871,479
05/15/2050	3.950%	1,246,000	1,401,512
Williams Companies, Inc. (The)
01/15/2025	3.900%	738,000	819,886
03/01/2048	4.850%	320,000	394,310
Total			60,663,493
Natural Gas 0.2%
APT Pipelines Ltd.(a)
07/15/2027	4.250%	569,000	648,769
Brooklyn Union Gas Co. (The)(a)
03/15/2048	4.273%	360,000	456,975
CenterPoint Energy Resources Corp.
09/01/2047	4.100%	720,000	878,677
NiSource Finance Corp.
02/01/2042	5.800%	381,000	523,669
NiSource, Inc.
09/01/2029	2.950%	755,000	830,143
02/15/2031	1.700%	900,000	896,260
ONE Gas, Inc.
05/15/2030	2.000%	1,090,000	1,134,208
Southern California Gas Co.
02/01/2030	2.550%	1,098,000	1,190,921

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	161

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Co. Gas Capital Corp.
10/01/2023	2.450%	201,000	210,975
06/15/2026	3.250%	169,000	189,545
01/15/2031	1.750%	1,500,000	1,512,653
10/01/2046	3.950%	247,000	290,567
Total			8,763,362
Office REIT 0.1%
Alexandria Real Estate Equities, Inc.
04/15/2026	3.800%	122,000	140,489
12/15/2030	4.900%	1,000,000	1,272,205
02/01/2033	1.875%	660,000	657,811
02/01/2050	4.000%	661,000	830,050
Boston Properties LP
12/01/2028	4.500%	350,000	420,299
Government Properties Income Trust
07/15/2022	4.000%	471,000	481,278
Highwoods Realty LP
02/01/2031	2.600%	649,000	659,028
Office Properties Income Trust
02/01/2022	4.150%	2,095,000	2,131,362
Total			6,592,522
Oil Field Services 0.1%
Baker Hughes, Inc.
09/15/2040	5.125%	300,000	397,153
Halliburton Co.
11/15/2035	4.850%	497,000	578,843
08/01/2043	4.750%	260,000	293,999
National Oilwell Varco, Inc.
12/01/2029	3.600%	1,000,000	1,044,855
Schlumberger Holdings Corp.(a)
05/01/2024	3.750%	184,000	200,732
05/17/2028	3.900%	1,029,000	1,160,825
Total			3,676,407
Other Financial Institutions 0.1%
Andrew W Mellon Foundation (The)
08/01/2027	0.947%	896,000	890,886
Blackstone/GSO Secured Lending Fund(a)
07/14/2023	3.650%	960,000	998,408
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)
09/19/2022	2.652%	335,000	345,433
ORIX Corp.
07/18/2022	2.900%	252,000	260,892
01/16/2024	4.050%	300,000	328,913
Total			2,824,532
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.2%
CK Hutchison International 16 Ltd.(a)
10/03/2021	1.875%	335,000	337,766
CK Hutchison International Ltd.(a)
04/11/2029	3.625%	730,000	827,509
Emory University
09/01/2030	2.143%	1,270,000	1,333,228
Leland Stanford Junior University (The)
06/01/2027	1.289%	300,000	307,973
Pepperdine University
12/01/2059	3.301%	560,000	572,050
President and Fellows of Harvard College
10/15/2050	2.517%	1,975,000	2,095,898
Quanta Services, Inc.
10/01/2030	2.900%	1,740,000	1,868,312
Trustees of the University of Pennsylvania (The)
02/15/2119	3.610%	815,000	927,070
University of Southern California
10/01/2120	3.226%	690,000	695,574
Yale University
04/15/2025	0.873%	1,312,000	1,332,370
04/15/2030	1.482%	1,125,000	1,152,546
Total			11,450,296
Other REIT 0.2%
American Campus Communities Operating Partnership LP
02/01/2030	2.850%	1,955,000	2,040,317
Digital Realty Trust LP
08/15/2027	3.700%	231,000	266,048
Duke Realty LP
06/30/2026	3.250%	203,000	227,027
Goodman Australia Industrial Fund Bond Issuer Pty Ltd.(a)
09/30/2026	3.400%	921,000	999,745
Life Storage LP
06/15/2029	4.000%	820,000	959,821
Prologis LP
10/01/2026	3.250%	279,000	315,532
04/15/2050	3.000%	1,600,000	1,769,943
Trust F/1401(a)
01/15/2050	6.390%	1,026,000	1,200,275
Trust Fibra Uno(a)
01/15/2030	4.869%	985,000	1,124,895
WP Carey, Inc.
10/01/2026	4.250%	345,000	396,886
Total			9,300,489

The accompanying Notes to Financial Statements are an integral part of this statement.
162	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Utility 0.1%
American Water Capital Corp.
10/15/2037	6.593%	300,000	463,438
12/01/2046	4.000%	431,000	540,771
05/01/2050	3.450%	1,198,000	1,417,349
Total			2,421,558
Paper 0.0%
Packaging Corp. of America
12/15/2049	4.050%	785,000	976,939
WRKCo, Inc.
03/15/2025	3.750%	350,000	390,183
06/01/2028	3.900%	170,000	197,003
Total			1,564,125
Pharmaceuticals 2.0%
AbbVie, Inc.
11/21/2022	2.300%	2,291,000	2,374,604
11/14/2023	3.750%	202,000	220,310
03/15/2025	3.800%	3,060,000	3,417,061
11/21/2026	2.950%	736,000	815,045
11/14/2028	4.250%	551,000	660,591
11/21/2029	3.200%	5,920,000	6,668,291
03/15/2035	4.550%	1,000,000	1,265,269
05/14/2036	4.300%	532,000	657,154
11/21/2039	4.050%	3,630,000	4,389,622
11/06/2042	4.400%	280,000	350,885
05/14/2046	4.450%	1,140,000	1,451,185
11/21/2049	4.250%	2,963,000	3,726,853
Amgen, Inc.
02/21/2027	2.200%	665,000	710,781
02/21/2040	3.150%	262,000	285,785
AstraZeneca PLC
08/06/2030	1.375%	570,000	563,203
09/15/2037	6.450%	290,000	445,376
09/18/2042	4.000%	1,000,000	1,242,465
Biogen, Inc.
05/01/2030	2.250%	1,390,000	1,446,259
05/01/2050	3.150%	370,000	382,144
Bristol Myers Squibb Co.
06/15/2026	3.200%	707,000	795,509
11/15/2027	3.450%	1,057,000	1,217,629
02/20/2028	3.900%	2,036,000	2,416,511
07/26/2029	3.400%	2,520,000	2,929,416
Bristol-Myers Squibb Co.
11/13/2025	0.750%	1,571,000	1,581,680
11/13/2027	1.125%	3,664,000	3,698,201
11/13/2030	1.450%	2,752,000	2,763,260
06/15/2039	4.125%	476,000	610,222
11/13/2040	2.350%	589,000	602,871
08/15/2045	5.000%	605,000	872,910
11/15/2047	4.350%	352,000	473,818
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/20/2048	4.550%	400,000	555,091
10/26/2049	4.250%	596,000	804,034
11/13/2050	2.550%	1,807,000	1,846,602
Eli Lilly and Co.
05/15/2050	2.250%	1,110,000	1,091,483
Genentech, Inc.
07/15/2035	5.250%	918,000	1,278,712
Gilead Sciences, Inc.
10/01/2027	1.200%	1,192,000	1,200,667
10/01/2030	1.650%	1,192,000	1,194,411
10/01/2040	2.600%	2,751,000	2,778,767
03/01/2047	4.150%	1,000,000	1,223,904
10/01/2050	2.800%	559,000	558,170
Johnson & Johnson
09/01/2040	2.100%	266,000	268,401
Merck & Co., Inc.
06/24/2040	2.350%	532,000	550,497
02/10/2045	3.700%	510,000	634,500
06/24/2050	2.450%	157,000	162,612
Mylan NV
06/15/2026	3.950%	200,000	228,851
Mylan, Inc.
11/29/2043	5.400%	625,000	825,995
Perrigo Finance Unlimited Co.
06/15/2030	3.150%	1,111,000	1,191,206
12/15/2044	4.900%	655,000	729,066
Pfizer, Inc.
03/11/2022	2.800%	705,000	726,155
03/15/2039	3.900%	900,000	1,122,605
Regeneron Pharmaceuticals, Inc.
09/15/2030	1.750%	5,851,000	5,767,059
09/15/2050	2.800%	907,000	878,369
Royalty Pharma PLC(a)
09/02/2023	0.750%	1,527,000	1,534,714
09/02/2025	1.200%	1,512,000	1,536,097
09/02/2027	1.750%	1,130,000	1,161,802
09/02/2040	3.300%	940,000	989,738
09/02/2050	3.550%	1,956,000	2,084,457
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	2,138,000	2,266,100
09/23/2026	3.200%	1,480,000	1,655,117
Takeda Pharmaceutical Co., Ltd.
11/26/2023	4.400%	1,377,000	1,525,532
11/26/2028	5.000%	1,000,000	1,242,727
03/31/2030	2.050%	2,775,000	2,834,688
07/09/2040	3.025%	835,000	882,547
07/09/2050	3.175%	2,510,000	2,669,755
07/09/2060	3.375%	565,000	623,259
Upjohn, Inc.(a)
06/22/2040	3.850%	672,000	755,470

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	163

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zoetis, Inc.
05/15/2030	2.000%	890,000	921,674
05/15/2050	3.000%	350,000	385,284
Total			97,721,028
Property & Casualty 0.3%
American Financial Group, Inc.
08/15/2026	3.500%	555,000	610,592
Arch Capital Group Ltd.
06/30/2050	3.635%	975,000	1,131,058
Assurant, Inc.
09/27/2023	4.200%	545,000	595,650
Brown & Brown, Inc.
03/15/2031	2.375%	2,210,000	2,298,720
Chubb INA Holdings, Inc.
05/15/2024	3.350%	750,000	820,316
Cincinnati Financial Corp.
11/01/2034	6.125%	1,000,000	1,397,704
CNA Financial Corp.
08/15/2027	3.450%	500,000	566,005
Hanover Insurance Group, Inc. (The)
09/01/2030	2.500%	600,000	625,536
Hartford Financial Services Group, Inc. (The)
10/01/2041	6.100%	265,000	397,288
04/15/2043	4.300%	430,000	537,465
Liberty Mutual Group, Inc.(a)
10/15/2050	3.951%	700,000	836,392
Markel Corp.
11/01/2027	3.500%	306,000	342,383
Nationwide Mutual Insurance Co.(a)
Subordinated
04/30/2050	4.350%	1,025,000	1,206,019
OneBeacon US Holdings, Inc.
11/09/2022	4.600%	600,000	637,799
Progressive Corp. (The)(i)
12/31/2049	5.375%	320,000	332,853
Travelers Property Casualty Corp.
04/15/2026	7.750%	605,000	804,831
Total			13,140,611
Railroads 0.3%
Burlington Northern Santa Fe LLC
08/15/2030	7.950%	500,000	758,828
05/01/2040	5.750%	790,000	1,172,047
02/15/2050	3.550%	147,000	180,218
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSX Corp.
10/01/2036	6.000%	450,000	657,622
03/01/2048	4.300%	94,000	121,949
11/15/2048	4.750%	925,000	1,264,114
09/15/2049	3.350%	80,000	92,009
05/15/2051	2.500%	525,000	522,371
Norfolk Southern Corp.
08/15/2052	4.050%	600,000	763,082
Union Pacific Corp.
03/01/2022	2.950%	1,305,000	1,345,140
03/01/2024	3.150%	622,000	672,866
02/05/2027	2.150%	1,162,000	1,235,187
02/05/2030	2.400%	1,440,000	1,552,617
02/05/2050	3.250%	1,849,000	2,100,032
09/15/2067	4.100%	200,000	250,733
02/05/2070	3.750%	232,000	277,338
Union Pacific Corp.(a)
09/16/2062	2.973%	191,000	200,238
Total			13,166,391
Refining 0.1%
HollyFrontier Corp.
10/01/2023	2.625%	1,796,000	1,835,720
Marathon Petroleum Corp.
05/01/2023	4.500%	366,000	397,551
05/01/2025	4.700%	217,000	248,735
Phillips 66
11/15/2044	4.875%	40,000	50,481
Valero Energy Corp.
04/15/2023	2.700%	1,270,000	1,326,198
03/15/2024	1.200%	1,860,000	1,873,694
09/15/2027	2.150%	1,000,000	1,023,343
04/15/2032	7.500%	181,000	251,303
Total			7,007,025
Restaurants 0.2%
McDonald’s Corp.
09/01/2025	1.450%	570,000	590,645
01/30/2026	3.700%	1,125,000	1,278,664
03/01/2030	2.125%	210,000	221,160
12/09/2035	4.700%	283,000	368,216
10/15/2037	6.300%	268,000	404,798
Starbucks Corp.
05/07/2022	1.300%	934,000	946,775
11/15/2030	2.550%	1,724,000	1,863,506
03/12/2050	3.350%	746,000	830,086
11/15/2050	3.500%	1,621,000	1,863,011
Total			8,366,861

The accompanying Notes to Financial Statements are an integral part of this statement.
164	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retail REIT 0.6%
Agree LP
10/01/2030	2.900%	547,000	579,292
Brixmor Operating Partnership LP
02/01/2025	3.850%	1,000,000	1,097,001
DDR Corp.
02/01/2025	3.625%	482,000	499,839
06/01/2027	4.700%	200,000	218,507
Federal Realty Investment Trust
01/15/2024	3.950%	1,166,000	1,270,853
Kimco Realty Corp.
03/01/2028	1.900%	780,000	798,525
10/01/2030	2.700%	1,520,000	1,644,415
National Retail Properties, Inc.
11/15/2025	4.000%	728,000	813,238
12/15/2026	3.600%	618,000	677,041
Realty Income Corp.
07/15/2024	3.875%	642,000	708,567
04/15/2025	3.875%	255,000	287,637
01/15/2031	3.250%	1,616,000	1,834,960
Regency Centers LP
09/15/2029	2.950%	2,252,000	2,402,031
Scentre Group Trust 1 / 2(a)
02/12/2025	3.500%	1,040,000	1,115,217
Scentre Group Trust 1/Trust 2(a)
01/28/2026	3.625%	1,159,000	1,266,873
Scentre Group Trust 2(a),(i)
09/24/2080	4.750%	995,000	1,035,943
Spirit Realty LP
09/15/2026	4.450%	93,000	104,988
07/15/2029	4.000%	424,000	476,861
01/15/2030	3.400%	885,000	960,430
02/15/2031	3.200%	1,740,000	1,847,111
STORE Capital Corp.
03/15/2028	4.500%	2,775,000	3,160,586
03/15/2029	4.625%	937,000	1,085,388
11/18/2030	2.750%	1,302,000	1,323,187
VEREIT Operating Partnership LP
01/15/2028	3.400%	780,000	860,854
06/15/2028	2.200%	788,000	806,258
12/15/2032	2.850%	552,000	576,990
Total			27,452,592
Retailers 0.7%
Advance Auto Parts, Inc.
10/01/2027	1.750%	1,526,000	1,555,390
04/15/2030	3.900%	2,382,000	2,744,201
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Alimentation Couche-Tard, Inc.(a)
01/25/2030	2.950%	440,000	480,299
01/25/2050	3.800%	1,270,000	1,499,711
AutoZone, Inc.
01/15/2031	1.650%	840,000	831,921
Costco Wholesale Corp.
04/20/2030	1.600%	4,436,000	4,548,490
04/20/2032	1.750%	2,106,000	2,183,617
Dollar General Corp.
05/01/2028	4.125%	365,000	431,787
Home Depot Inc (The)
06/15/2029	2.950%	416,000	472,824
04/15/2030	2.700%	911,000	1,015,826
04/15/2050	3.350%	1,504,000	1,794,268
Home Depot, Inc. (The)
04/15/2040	3.300%	304,000	357,767
12/15/2049	3.125%	2,092,000	2,410,318
Lowe’s Companies, Inc.
04/15/2028	1.300%	1,316,000	1,323,812
10/15/2030	1.700%	1,984,000	2,005,443
Lowe’s Companies, Inc.
04/05/2029	3.650%	686,000	799,612
NIKE, Inc.
03/27/2050	3.375%	886,000	1,094,380
O’Reilly Automotive, Inc.
03/15/2026	3.550%	480,000	542,003
09/01/2027	3.600%	432,000	494,469
04/01/2030	4.200%	761,000	917,640
03/15/2031	1.750%	1,999,000	2,001,424
Ralph Lauren Corp.
06/15/2022	1.700%	1,271,000	1,294,353
Walmart, Inc.
07/08/2026	3.050%	691,000	777,580
06/29/2048	4.050%	14,000	18,949
Total			31,596,084
Supermarkets 0.1%
Kroger Co. (The)
05/01/2030	2.200%	2,000,000	2,103,028
01/15/2050	3.950%	700,000	847,116
Total			2,950,144
Supranational 0.1%
Asian Development Bank
04/07/2022	0.625%	2,831,000	2,847,341
Inter-American Development Bank
04/03/2025	0.875%	2,906,000	2,962,564
Total			5,809,905

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	165

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 2.0%
Alphabet, Inc.
08/15/2060	2.250%	1,046,000	1,006,234
Analog Devices, Inc.
12/05/2023	3.125%	244,000	262,743
12/05/2036	4.500%	198,000	235,491
Apple, Inc.
02/09/2027	3.350%	1,619,000	1,843,001
05/11/2027	3.200%	571,000	646,651
06/20/2027	3.000%	562,000	633,368
09/12/2027	2.900%	1,244,000	1,393,871
08/04/2046	3.850%	672,000	864,249
02/09/2047	4.250%	528,000	716,508
11/13/2047	3.750%	495,000	624,923
05/11/2050	2.650%	1,811,000	1,924,821
08/20/2060	2.550%	1,721,000	1,762,373
Arrow Electronics, Inc.
09/08/2024	3.250%	219,000	236,327
01/12/2028	3.875%	376,000	424,215
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	1,777,000	1,993,586
Broadcom, Inc.
04/15/2025	4.700%	1,849,000	2,120,273
11/15/2025	3.150%	4,117,000	4,495,970
04/15/2026	4.250%	1,260,000	1,442,923
09/15/2028	4.110%	1,775,000	2,030,181
04/15/2029	4.750%	1,265,000	1,509,145
11/15/2030	4.150%	2,332,000	2,696,469
Dell International LLC/EMC Corp.(a)
06/15/2023	5.450%	585,000	647,198
06/15/2026	6.020%	2,068,000	2,524,444
10/01/2026	4.900%	375,000	442,789
07/15/2027	6.100%	746,000	926,329
10/01/2029	5.300%	1,350,000	1,654,109
DXC Technology Co.
04/15/2024	4.250%	302,000	330,727
Equinix, Inc.
11/18/2024	2.625%	990,000	1,058,205
11/18/2026	2.900%	2,066,000	2,263,839
03/15/2028	1.550%	1,375,000	1,391,287
Fiserv, Inc.
07/01/2026	3.200%	1,620,000	1,813,796
07/01/2029	3.500%	364,000	418,103
07/01/2049	4.400%	345,000	459,846
Flex Ltd.
05/12/2030	4.875%	1,968,000	2,369,636
Hewlett Packard Enterprise Co.
04/01/2024	1.450%	1,285,000	1,318,701
HP, Inc.
06/17/2025	2.200%	2,363,000	2,501,884
06/17/2027	3.000%	785,000	865,949
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intel Corp.
03/25/2040	4.600%	186,000	245,427
02/15/2060	3.100%	700,000	755,958
International Business Machines Corp.
05/15/2026	3.300%	1,879,000	2,123,503
05/15/2027	1.700%	2,985,000	3,100,512
05/15/2039	4.150%	189,000	239,575
KLA Corp.
03/01/2050	3.300%	997,000	1,124,928
Leidos, Inc.(a)
02/15/2031	2.300%	570,000	583,669
Microchip Technology, Inc.(a)
02/15/2024	0.972%	1,485,000	1,488,903
Micron Technology, Inc.
04/24/2023	2.497%	2,324,000	2,423,490
Microsoft Corp.
02/12/2035	3.500%	300,000	368,998
11/03/2035	4.200%	462,000	607,963
02/06/2037	4.100%	743,000	971,546
08/08/2056	3.950%	314,000	430,021
06/01/2060	2.675%	581,000	631,495
NVIDIA Corp.
04/01/2030	2.850%	405,000	455,621
04/01/2050	3.500%	3,176,000	3,850,069
NXP BV/Funding LLC /USA, Inc.(a)
05/01/2027	3.150%	1,264,000	1,393,703
NXP BV/Funding LLC/USA, Inc.(a)
06/18/2026	3.875%	2,996,000	3,428,221
06/18/2029	4.300%	982,000	1,170,145
Oracle Corp.
02/15/2023	2.625%	971,000	1,017,088
11/15/2024	2.950%	521,000	566,570
04/01/2027	2.800%	2,242,000	2,474,936
07/08/2034	4.300%	164,000	207,436
05/15/2035	3.900%	735,000	898,679
07/15/2036	3.850%	835,000	1,010,152
11/15/2037	3.800%	529,000	635,860
04/01/2040	3.600%	2,700,000	3,167,500
11/15/2047	4.000%	1,129,000	1,387,374
04/01/2060	3.850%	1,237,000	1,514,094
PayPal Holdings, Inc.
06/01/2023	1.350%	2,025,000	2,074,468
06/01/2025	1.650%	2,842,000	2,972,275
Texas Instruments, Inc.
03/12/2025	1.375%	930,000	965,067
Total			94,135,410

The accompanying Notes to Financial Statements are an integral part of this statement.
166	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco 0.2%
Altria Group, Inc.
05/06/2025	2.350%	319,000	338,699
09/16/2046	3.875%	641,000	677,949
05/06/2050	4.450%	665,000	786,125
BAT Capital Corp.
04/02/2027	4.700%	1,574,000	1,855,956
08/15/2027	3.557%	1,466,000	1,634,387
03/25/2028	2.259%	82,000	84,799
04/02/2030	4.906%	401,000	484,271
03/25/2031	2.726%	2,876,000	2,977,333
08/15/2047	4.540%	425,000	471,903
BAT International Finance PLC
03/25/2026	1.668%	2,467,000	2,529,403
Total			11,840,825
Transportation Services 0.1%
Adani International Container Terminal Private Ltd.(a)
02/16/2031	3.000%	650,000	652,598
Adani Ports & Special Economic Zone Ltd.(a)
08/04/2027	4.200%	1,391,000	1,496,535
Brambles U.S.A., Inc.(a)
10/23/2025	4.125%	300,000	338,719
Element Fleet Management Corp.(a)
06/15/2025	3.850%	1,504,000	1,611,635
ERAC U.S.A. Finance LLC(a)
02/15/2045	4.500%	399,000	507,977
JB Hunt Transport Services, Inc.
03/01/2026	3.875%	495,000	570,255
Penske Truck Leasing Co. LP/Finance Corp.(a)
03/14/2023	2.700%	350,000	365,734
Transurban Finance Co. Pty Ltd.(a)
03/16/2031	2.450%	510,000	534,660
Total			6,078,113
Wireless 0.8%
America Movil SAB de CV
04/22/2029	3.625%	795,000	903,118
04/22/2049	4.375%	662,000	850,930
American Tower Corp.
10/15/2026	3.375%	425,000	477,506
01/31/2028	1.500%	1,405,000	1,414,068
08/15/2029	3.800%	1,500,000	1,741,568
06/15/2030	2.100%	750,000	770,363
10/15/2030	1.875%	1,320,000	1,331,810
10/15/2049	3.700%	800,000	906,654
01/15/2051	2.950%	990,000	990,514
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Crown Castle International Corp.
03/01/2027	4.000%	603,000	691,633
07/01/2030	3.300%	626,000	702,766
01/15/2031	2.250%	1,470,000	1,522,702
Rogers Communications, Inc.
05/01/2049	4.350%	550,000	711,311
T-Mobile USA, Inc.(a)
04/15/2025	3.500%	1,932,000	2,137,575
02/15/2026	1.500%	3,612,000	3,701,128
04/15/2027	3.750%	4,910,000	5,599,724
02/15/2028	2.050%	5,837,000	6,073,774
04/15/2030	3.875%	4,610,000	5,329,590
02/15/2041	3.000%	341,000	352,571
Vodafone Group PLC
05/30/2048	5.250%	400,000	555,366
06/19/2049	4.875%	1,070,000	1,425,113
09/17/2050	4.250%	1,395,000	1,720,424
Total			39,910,208
Wirelines 1.2%
AT&T, Inc.
06/30/2022	3.000%	1,814,000	1,876,588
06/01/2027	2.300%	5,153,000	5,490,478
02/01/2028	1.650%	2,369,000	2,421,358
02/15/2030	4.300%	548,000	654,077
06/01/2031	2.750%	2,363,000	2,525,000
02/01/2032	2.250%	3,580,000	3,626,526
05/15/2035	4.500%	695,000	842,045
06/01/2041	3.500%	1,869,000	2,007,130
02/01/2043	3.100%	3,406,000	3,463,096
02/01/2052	3.300%	104,000	103,188
06/01/2060	3.850%	784,000	825,967
AT&T, Inc.(a)
09/15/2053	3.500%	2,528,000	2,542,027
09/15/2055	3.550%	1,166,000	1,171,068
12/01/2057	3.800%	1,406,000	1,468,607
09/15/2059	3.650%	1,080,000	1,088,855
Deutsche Telekom AG(a)
01/21/2050	3.625%	392,000	452,452
Deutsche Telekom International Finance BV(a)
01/19/2027	3.600%	402,000	452,219
Qwest Corp.
12/01/2021	6.750%	1,063,000	1,111,007
Telefonica Emisiones SAU
02/16/2021	5.462%	120,000	120,697
Verizon Communications, Inc.
11/01/2024	3.500%	1,714,000	1,892,945
08/15/2026	2.625%	75,000	82,141
03/22/2027	3.000%	740,000	820,111
02/08/2029	3.875%	235,000	276,494
12/03/2029	4.016%	886,000	1,051,356
01/20/2031	1.750%	2,767,000	2,756,694

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	167

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/01/2034	4.400%	5,037,000	6,288,290
01/15/2036	4.272%	1,115,000	1,380,029
11/20/2040	2.650%	4,282,000	4,326,052
08/21/2046	4.862%	1,087,000	1,460,202
09/15/2048	4.522%	956,000	1,237,986
11/20/2050	2.875%	746,000	750,864
03/15/2055	4.672%	575,000	770,338
11/20/2060	3.000%	349,000	351,795
Verizon Communications, Inc.(a)
10/30/2056	2.987%	545,000	548,551
Total			56,236,233
Total Corporate Bonds & Notes (Cost $1,422,538,964)			1,529,226,394

Foreign Government Obligations(j) 1.3%

Bermuda 0.0%
Bermuda Government International Bond(a)
08/20/2050	3.375%	885,000	956,243
Canada 0.0%
Hydro-Quebec
02/01/2021	9.400%	750,000	755,609
Ontario Teachers’ Cadillac Fairview Properties Trust(a)
03/20/2027	3.875%	804,000	888,322
Total			1,643,931
Colombia 0.1%
Colombia Government International Bond
02/26/2024	4.000%	893,000	966,094
04/15/2031	3.125%	350,000	372,087
09/18/2037	7.375%	150,000	219,150
05/15/2049	5.200%	200,000	253,222
05/15/2051	4.125%	870,000	968,640
Ecopetrol SA
01/16/2025	4.125%	300,000	326,973
06/26/2026	5.375%	580,000	667,299
05/28/2045	5.875%	862,000	1,043,048
Oleoducto Central SA(a)
07/14/2027	4.000%	954,000	1,037,032
Total			5,853,545
Germany 0.1%
Landwirtschaftliche Rentenbank
05/27/2025	0.500%	4,507,000	4,520,848
Indonesia 0.1%
Indonesia Government International Bond
04/15/2070	4.450%	1,181,000	1,453,600
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PT Hutama Karya Persero(a)
05/11/2030	3.750%	903,000	1,010,163
Total			2,463,763
Israel 0.0%
Israel Government International Bond
04/03/2120	4.500%	249,000	330,748
State of Israel
01/15/2050	3.375%	821,000	910,960
Total			1,241,708
Japan 0.1%
Japan Bank for International Cooperation
10/17/2024	1.750%	2,034,000	2,129,679
Mexico 0.4%
Mexico City Airport Trust(a)
07/31/2047	5.500%	200,000	209,541
Mexico Government International Bond
01/30/2025	3.600%	757,000	843,035
04/27/2025	3.900%	363,000	408,713
01/21/2026	4.125%	1,673,000	1,922,558
04/22/2029	4.500%	3,377,000	3,964,005
05/24/2031	2.659%	4,806,000	4,930,513
03/08/2044	4.750%	2,066,000	2,457,276
01/15/2047	4.350%	1,167,000	1,332,874
02/10/2048	4.600%	722,000	848,111
05/24/2061	3.771%	1,622,000	1,695,334
10/12/2110	5.750%	458,000	609,610
Total			19,221,570
Norway 0.0%
Equinor ASA
01/22/2026	1.750%	922,000	967,840
09/23/2027	7.250%	400,000	543,092
11/18/2049	3.250%	540,000	600,844
Total			2,111,776
Panama 0.0%
Banco Nacional de Panama(a)
08/11/2030	2.500%	1,500,000	1,503,203
Panama Government International Bond
04/16/2050	4.500%	275,000	353,828
Total			1,857,031
Paraguay 0.0%
Paraguay Government International Bond(a)
04/28/2031	4.950%	461,000	557,239
03/30/2050	5.400%	1,161,000	1,468,309
Total			2,025,548

The accompanying Notes to Financial Statements are an integral part of this statement.
168	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peru 0.1%
Peruvian Government International Bond
01/23/2026	2.392%	1,972,000	2,104,517
12/01/2032	1.862%	746,000	755,176
11/18/2050	5.625%	98,000	154,111
07/28/2121	3.230%	300,000	300,590
Total			3,314,394
Philippines 0.1%
Philippine Government International Bond
12/10/2045	2.650%	2,239,000	2,270,573
Saudi Arabia 0.1%
Saudi Arabian Oil Co.(a)
11/24/2023	1.250%	200,000	202,692
11/24/2025	1.625%	1,509,000	1,542,394
11/24/2030	2.250%	1,171,000	1,191,292
Total			2,936,378
Singapore 0.0%
BOC Aviation Ltd.(a)
09/18/2022	2.750%	400,000	408,705
10/10/2024	3.500%	310,000	329,595
Total			738,300
Sweden 0.1%
Svensk Exportkredit AB
04/06/2023	0.750%	4,037,000	4,081,503
United Arab Emirates 0.1%
Abu Dhabi Government International Bond(a)
04/16/2025	2.500%	4,321,000	4,620,125
Total Foreign Government Obligations (Cost $57,714,452)			61,986,915

Inflation-Indexed Bonds 0.1%

United States 0.1%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%	1,150,460	1,171,227
01/15/2029	2.500%	1,212,800	1,593,706
Total			2,764,933
Total Inflation-Indexed Bonds (Cost $2,504,163)			2,764,933

Municipal Bonds 0.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
City of Los Angeles Department of Airports
Revenue Bonds
Build America Bonds
Series 2009
05/15/2039	6.582%	420,000	569,495
Higher Education 0.1%
Los Angeles Community College District
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2049	6.750%	825,000	1,482,574
Ohio State University (The)
Revenue Bonds
Taxable
Series 2011A
06/01/2111	4.800%	2,014,000	2,928,316
University of Texas System (The)
Refunding Revenue Bonds
Taxable
Series 2020B
08/15/2049	2.439%	685,000	695,070
Total			5,105,960
Hospital 0.0%
Regents of the University of California Medical Center
Taxable Revenue Bonds
Series 2020N
05/15/2120	3.706%	1,360,000	1,452,276
Joint Power Authority 0.1%
American Municipal Power, Inc.
Revenue Bonds
Build America Bonds
Series 2010
02/15/2050	7.499%	1,265,000	2,099,710
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 174th
Series 2012
10/01/2062	4.458%	1,850,000	2,461,129
Taxable Consolidated 160th
Series 2010
11/01/2040	5.647%	835,000	1,197,549
Total			3,658,678

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	169

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 0.0%
New York State Dormitory Authority
Revenue Bonds
Build America Bonds
Series 2010
03/15/2040	5.600%	415,000	579,406
State General Obligation 0.0%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	295,000	486,936
Turnpike / Bridge / Toll Road 0.0%
North Texas Tollway Authority
Revenue Bonds
Series 2009 (BAM)
01/01/2049	6.718%	1,164,000	2,018,539
Water & Sewer 0.0%
District of Columbia Water & Sewer Authority
Taxable Revenue Bonds
Senior Lien
Series 2014-A
10/01/2114	4.814%	411,000	610,935
Total Municipal Bonds (Cost $12,711,071)			16,581,935

Residential Mortgage-Backed Securities - Agency 21.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
11/01/2022- 10/17/2038	6.500%	1,071,675	1,226,115
12/01/2032- 09/01/2049	4.000%	27,126,092	29,683,898
03/01/2033- 02/01/2050	3.000%	1,445,675	1,532,213
06/01/2035- 04/01/2036	5.500%	94,252	107,942
12/01/2035	2.000%	4,018,000	4,202,728
09/01/2037	6.000%	804,161	951,878
05/01/2048- 12/01/2048	5.000%	4,341,645	4,875,937
06/01/2048- 08/01/2049	4.500%	28,023,389	31,105,768
04/01/2049- 11/01/2049	3.500%	7,831,512	8,434,226
05/01/2050	2.500%	3,747,524	3,953,887
CMO Series 2017-4742 Class PA
10/15/2047	3.000%	3,329,084	3,485,976
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2127 Class PG
02/15/2029	6.250%	163,533	179,340
CMO Series 2165 Class PE
06/15/2029	6.000%	62,559	71,019
CMO Series 2326 Class ZQ
06/15/2031	6.500%	335,756	380,841
CMO Series 2399 Class TH
01/15/2032	6.500%	167,172	196,743
CMO Series 2517 Class Z
10/15/2032	5.500%	152,667	169,680
CMO Series 2557 Class HL
01/15/2033	5.300%	295,046	340,788
CMO Series 262 Class 35
07/15/2042	3.500%	3,758,651	4,140,388
CMO Series 2752 Class EZ
02/15/2034	5.500%	745,392	854,109
CMO Series 2764 Class ZG
03/15/2034	5.500%	540,673	622,752
CMO Series 2953 Class PG
03/15/2035	5.500%	2,691,023	3,150,236
CMO Series 2986 Class CH
06/15/2025	5.000%	239,211	253,414
CMO Series 2989 Class TG
06/15/2025	5.000%	195,059	206,490
CMO Series 299 Class 300
01/15/2043	3.000%	546,979	590,511
CMO Series 2990 Class UZ
06/15/2035	5.750%	909,607	1,056,861
CMO Series 3101 Class UZ
01/15/2036	6.000%	261,115	310,572
CMO Series 3123 Class AZ
03/15/2036	6.000%	319,953	371,911
CMO Series 3143 Class BC
02/15/2036	5.500%	334,027	384,220
CMO Series 3164 Class MG
06/15/2036	6.000%	110,427	121,075
CMO Series 3195 Class PD
07/15/2036	6.500%	244,483	280,635
CMO Series 3200 Class AY
08/15/2036	5.500%	231,814	271,578
CMO Series 3213 Class JE
09/15/2036	6.000%	392,211	459,206
CMO Series 3229 Class HE
10/15/2026	5.000%	500,371	532,688
CMO Series 3402 Class NC
12/15/2022	5.000%	47,294	48,652

The accompanying Notes to Financial Statements are an integral part of this statement.
170	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3423 Class PB
03/15/2038	5.500%	757,929	880,507
CMO Series 3453 Class B
05/15/2038	5.500%	17,321	19,905
CMO Series 3461 Class Z
06/15/2038	6.000%	1,391,288	1,617,007
CMO Series 3501 Class CB
01/15/2039	5.500%	309,391	358,917
CMO Series 3684 Class CY
06/15/2025	4.500%	1,028,532	1,087,005
CMO Series 3704 Class CT
12/15/2036	7.000%	494,642	601,498
CMO Series 3704 Class DT
11/15/2036	7.500%	471,039	578,429
CMO Series 3704 Class ET
12/15/2036	7.500%	338,683	420,380
CMO Series 3707 Class B
08/15/2025	4.500%	1,279,080	1,338,875
CMO Series 3819 Class ZQ
04/15/2036	6.000%	521,704	621,071
CMO Series 3890 Class ME
07/15/2041	5.000%	1,000,000	1,229,309
CMO Series 4015 Class MY
03/15/2042	3.500%	2,000,000	2,244,676
CMO Series 4177 Class MQ
03/15/2043	2.500%	1,000,000	1,054,583
CMO Series 4205 Class PA
05/15/2043	1.750%	3,355,494	3,462,443
CMO Series 4217 Class KY
06/15/2043	3.000%	1,200,000	1,325,094
CMO Series 4240 Class B
08/15/2033	3.000%	2,000,000	2,216,187
CMO Series 4426 Class QC
07/15/2037	1.750%	1,593,511	1,649,160
CMO Series 4705 Class A
09/15/2042	4.500%	636,587	649,863
CMO Series 4763 Class CA
09/15/2038	3.000%	389,331	421,483
CMO Series 4767 Class KA
03/15/2048	3.000%	523,850	566,712
CMO Series 4786 Class DP
07/15/2042	4.500%	64,273	64,288
CMO Series 4838 Class KZ
09/15/2048	4.000%	5,451,879	5,826,807
CMO Series 4880 Class DA
05/15/2050	3.000%	2,073,602	2,232,951
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4988 Class AF
08/15/2040	0.540%	5,782,433	5,806,078
CMO Series R006 Class ZA
04/15/2036	6.000%	396,780	473,075
CMO Series R007 Class ZA
05/15/2036	6.000%	762,444	902,137
CMO STRIPS Series 264 Class 30
07/15/2042	3.000%	441,419	470,623
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.250% Cap 10.222% 07/01/2036	2.882%	57,737	60,752
12-month USD LIBOR + 1.849% Cap 9.108% 07/01/2040	2.679%	153,558	160,344
CMO Series 2551 Class NS
-1.8 x 1-month USD LIBOR + 14.483% Cap 14.483% 01/15/2033	14.193%	107,147	146,640
CMO Series 343 Class F4
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 9,999.000% 10/15/2037	0.499%	993,821	1,000,288
CMO Series 3852 Class QN
-3.6 x 1-month USD LIBOR + 27.211% Cap 5.500% 05/15/2041	5.500%	334,405	368,735
CMO Series 3966 Class BF
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 7.000% 10/15/2040	0.659%	375,149	376,394
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 9,999.000% 07/15/2037	0.549%	567,119	565,898
CMO Series 4087 Class FA
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 05/15/2039	0.609%	5,804	5,805
CMO Series 4846 Class PF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 6.500% 12/15/2048	0.509%	445,300	446,852
Structured Pass-Through Securities
1-year MTA + 1.200% Floor 1.200% 10/25/2044	1.944%	536,696	546,986

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	171

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(k)
CMO Series 3077 Class TO
04/15/2035	0.000%	91,325	89,160
CMO Series 3100 Class
01/15/2036	0.000%	138,871	130,736
CMO Series 3117 Class OG
02/15/2036	0.000%	70,622	66,995
CMO Series 3181 Class OH
07/15/2036	0.000%	296,954	274,620
CMO Series 3316 Class JO
05/15/2037	0.000%	11,119	10,555
CMO Series 3607 Class TO
10/15/2039	0.000%	243,853	226,352
CMO STRIPS Series 197 Class
04/01/2028	0.000%	118,863	115,426
CMO STRIPS Series 310 Class
09/15/2043	0.000%	1,530,081	1,376,705
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 3380 Class SI
-1.0 x 1-month USD LIBOR + 6.370% Cap 6.370% 10/15/2037	6.211%	1,996,733	459,017
CMO Series 3385 Class SN
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 11/15/2037	5.841%	38,325	6,624
CMO Series 3451 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/15/2038	5.891%	86,967	12,194
CMO Series 3531 Class SM
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 05/15/2039	5.941%	48,083	8,278
CMO Series 3608 Class SC
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 12/15/2039	6.091%	264,549	48,297
CMO Series 3740 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 10/15/2040	5.841%	390,215	60,745
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3740 Class SC
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 10/15/2040	5.841%	492,850	91,566
CMO STRIPS Series 239 Class S30
-1.0 x 1-month USD LIBOR + 7.700% Cap 7.700% 08/15/2036	7.541%	301,368	74,123
Federal Home Loan Mortgage Corp.(c)
CMO Series 3688 Class CU
11/15/2021	6.810%	4,991	5,037
CMO Series 3688 Class GT
11/15/2046	7.393%	338,558	404,463
CMO Series 4272 Class W
04/15/2040	5.657%	1,861,368	2,133,843
Federal Home Loan Mortgage Corp.(g)
CMO Series 3714 Class IP
08/15/2040	5.000%	382,436	40,222
CMO Series 3800 Class AI
11/15/2029	4.000%	84,227	357
Federal Home Loan Mortgage Corp.(c),(g)
CMO Series 3802 Class LS
01/15/2040	2.602%	535,028	26,096
Federal National Mortgage Association
05/01/2022	7.500%	3,727	3,751
01/01/2023- 11/01/2048	6.000%	623,689	712,437
02/01/2024- 10/01/2038	6.500%	2,028,486	2,389,396
09/01/2032- 03/01/2060	3.500%	32,666,876	35,514,765
09/01/2033- 12/01/2049	4.000%	79,111,875	87,315,199
11/01/2033- 06/01/2049	5.500%	6,144,998	7,069,473
05/01/2034- 01/01/2059	4.500%	55,054,783	61,681,472
12/01/2035- 10/01/2050	2.500%	42,462,008	45,324,822
01/01/2036	2.000%	13,438,000	14,055,823
01/01/2036- 11/01/2049	5.000%	40,578,925	46,450,511
11/01/2037- 01/01/2039	7.000%	518,021	615,722
01/01/2043- 08/01/2050	3.000%	34,193,253	36,177,118
CMO Series 1999-7 Class AB
03/25/2029	6.000%	135,512	153,573
CMO Series 2001-60 Class PX
11/25/2031	6.000%	185,101	214,357

The accompanying Notes to Financial Statements are an integral part of this statement.
172	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2002-50 Class ZA
05/25/2031	6.000%	630,523	714,770
CMO Series 2002-78 Class Z
12/25/2032	5.500%	226,606	263,133
CMO Series 2003-W19 Class 1A7
11/25/2033	5.620%	2,557,574	2,933,775
CMO Series 2004-50 Class VZ
07/25/2034	5.500%	951,237	1,088,214
CMO Series 2004-65 Class LT
08/25/2024	4.500%	106,159	110,782
CMO Series 2004-W10 Class A6
08/25/2034	5.750%	1,876,097	2,063,347
CMO Series 2005-121 Class DX
01/25/2026	5.500%	250,240	266,465
CMO Series 2006-105 Class ME
11/25/2036	5.500%	602,381	700,949
CMO Series 2006-16 Class HZ
03/25/2036	5.500%	674,747	780,662
CMO Series 2006-W3 Class 2A
09/25/2046	6.000%	193,604	220,347
CMO Series 2007-104 Class ZE
08/25/2037	6.000%	169,320	196,732
CMO Series 2007-116 Class PB
08/25/2035	5.500%	189,959	222,121
CMO Series 2007-18 Class MZ
03/25/2037	6.000%	240,206	268,889
CMO Series 2007-42 Class B
05/25/2037	6.000%	179,974	210,314
CMO Series 2007-76 Class ZG
08/25/2037	6.000%	402,611	471,093
CMO Series 2008-80 Class GP
09/25/2038	6.250%	28,932	33,644
CMO Series 2009-59 Class HB
08/25/2039	5.000%	388,407	443,150
CMO Series 2009-60 Class HT
08/25/2039	6.000%	391,290	462,018
CMO Series 2009-79 Class UA
03/25/2038	7.000%	33,505	38,300
CMO Series 2009-W1 Class A
12/25/2049	6.000%	845,973	978,114
CMO Series 2010-111 Class AM
10/25/2040	5.500%	1,392,876	1,657,629
CMO Series 2010-2 Class LC
02/25/2040	5.000%	1,200,000	1,433,091
CMO Series 2011-118 Class MT
11/25/2041	7.000%	592,562	720,173
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2011-118 Class NT
11/25/2041	7.000%	661,048	791,977
CMO Series 2011-31 Class DB
04/25/2031	3.500%	2,636,055	2,854,578
CMO Series 2011-39 Class ZA
11/25/2032	6.000%	287,768	334,506
CMO Series 2011-44 Class EB
05/25/2026	3.000%	1,376,768	1,432,433
CMO Series 2011-46 Class B
05/25/2026	3.000%	3,072,583	3,200,930
CMO Series 2011-59 Class NZ
07/25/2041	5.500%	1,397,109	1,573,811
CMO Series 2012-151 Class NX
01/25/2043	1.500%	1,227,315	1,268,016
CMO Series 2012-66 Class CB
06/25/2032	3.000%	3,000,000	3,325,784
CMO Series 2013-100 Class WB
10/25/2033	3.000%	3,000,000	3,232,285
CMO Series 2013-101 Class E
10/25/2033	3.000%	3,000,000	3,243,837
CMO Series 2013-108 Class GU
10/25/2033	3.000%	2,575,000	2,829,219
CMO Series 2013-30 Class CA
04/25/2043	1.500%	377,897	386,418
CMO Series 2013-43 Class BP
05/25/2043	1.750%	4,421,116	4,599,607
CMO Series 2013-59 Class PY
06/25/2043	2.500%	1,000,000	1,068,666
CMO Series 2013-81 Class TA
02/25/2043	3.000%	2,500,000	2,570,615
CMO Series 2013-90 Class DL
09/25/2033	3.500%	1,500,000	1,719,526
CMO Series 2014-73 Class MA
11/25/2044	2.500%	1,011,554	1,077,419
CMO Series 2015-84 Class PA
08/25/2033	1.700%	4,009,736	4,151,497
CMO Series 2016-48 Class MA
06/25/2038	2.000%	3,778,636	3,953,096
CMO Series 2016-57 Class PC
06/25/2046	1.750%	7,746,742	8,070,996
CMO Series 2017-13 Class PA
08/25/2046	3.000%	58,010	61,231
CMO Series 2017-42 Class H
11/25/2043	3.000%	958,933	992,123
CMO Series 2018-14 Class KC
03/25/2048	3.000%	117,328	126,433

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	173

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-15 Class AB
03/25/2048	3.000%	62,061	67,089
CMO Series 2018-8 Class KL
03/25/2047	2.500%	1,811,140	1,891,945
CMO Series 2019-25 Class PA
05/25/2048	3.000%	3,101,017	3,349,323
CMO Series 2019-35 Class A
07/25/2049	3.000%	1,160,944	1,232,497
CMO Series 2019-8 Class GA
03/25/2049	3.000%	7,494,053	7,886,218
CMO Series 2020-M5 Class A2
01/25/2030	2.210%	5,600,000	5,885,281
CMO Series G94-8 Class K
07/17/2024	8.000%	78,549	85,575
CMO STRIPS Series 414 Class A35
10/25/2042	3.500%	257,242	274,016
Series 2012-M5 Class A2
02/25/2022	2.715%	850,536	862,882
Series 2013-M9 Class A2
01/25/2023	2.389%	1,272,097	1,315,413
Federal National Mortgage Association(b)
6-month USD LIBOR + 2.500% Floor 2.500%, Cap 11.248% 03/01/2036	3.101%	225,642	241,736
12-month USD LIBOR + 1.579% Floor 1.579%, Cap 7.763% 06/01/2045	2.763%	1,033,414	1,072,273
12-month USD LIBOR + 1.585% Floor 1.585%, Cap 7.685% 01/01/2046	2.686%	3,736,589	3,876,183
CMO Series 2003-130 Class CS
-2.0 x 1-month USD LIBOR + 14.100% Cap 14.100% 12/25/2033	13.804%	765	771
CMO Series 2003-W8 Class 3F1
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 8.000% 05/25/2042	0.548%	162,252	161,678
CMO Series 2005-SV Class 75
-4.0 x 1-month USD LIBOR + 24.200% Cap 24.200% 09/25/2035	23.608%	50,530	81,302
CMO Series 2005-W3 Class 2AF
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 9.500% 03/25/2045	0.368%	339,641	338,374
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-101 Class A2
1-month USD LIBOR + 0.250% Floor 0.250% 06/27/2036	0.398%	208,822	202,702
CMO Series 2010-28 Class BS
-2.2 x 1-month USD LIBOR + 11.588% Cap 11.588% 04/25/2040	11.255%	47,121	59,788
CMO Series 2010-35 Class SJ
-3.3 x 1-month USD LIBOR + 17.667% Cap 17.667% 04/25/2040	17.173%	347,433	482,182
CMO Series 2010-49 Class SC
-2.0 x 1-month USD LIBOR + 12.660% Cap 12.660% 03/25/2040	12.364%	267,431	336,757
CMO Series 2011-75 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 6.500% 08/25/2041	0.698%	142,842	143,768
Federal National Mortgage Association(b),(g)
CMO Series 1996-4 Class SA
-1.0 x 1-month USD LIBOR + 8.500% Cap 8.500% 02/25/2024	8.352%	30,689	3,117
CMO Series 2006-117 Class GS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2036	6.502%	144,391	24,270
CMO Series 2006-43 Class SI
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 06/25/2036	6.452%	793,152	174,338
CMO Series 2006-58 Class IG
-1.0 x 1-month USD LIBOR + 6.520% Cap 6.520% 07/25/2036	6.372%	326,187	59,419
CMO Series 2006-8 Class WN
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2036	6.552%	829,524	194,831

The accompanying Notes to Financial Statements are an integral part of this statement.
174	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-94 Class GI
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 10/25/2026	6.502%	341,859	33,955
CMO Series 2007-109 Class PI
-1.0 x 1-month USD LIBOR + 6.350% Cap 6.350% 12/25/2037	6.202%	406,604	81,448
CMO Series 2007-65 Class KI
-1.0 x 1-month USD LIBOR + 6.620% Cap 6.620% 07/25/2037	6.472%	129,463	23,524
CMO Series 2007-72 Class EK
-1.0 x 1-month USD LIBOR + 6.400% Cap 6.400% 07/25/2037	6.252%	765,570	154,211
CMO Series 2007-W7 Class 2A2
-1.0 x 1-month USD LIBOR + 6.530% Cap 6.530% 07/25/2037	6.382%	261,796	44,718
CMO Series 2009-112 Class ST
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 01/25/2040	6.102%	242,972	49,884
CMO Series 2009-17 Class QS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 03/25/2039	6.502%	72,252	10,207
CMO Series 2009-37 Class KI
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2039	5.852%	499,581	83,783
CMO Series 2009-68 Class SA
-1.0 x 1-month USD LIBOR + 6.750% Cap 6.750% 09/25/2039	6.602%	345,612	63,724
CMO Series 2010-125 Class SA
-1.0 x 1-month USD LIBOR + 4.440% Cap 4.440% 11/25/2040	4.292%	867,361	108,283
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-147 Class SA
-1.0 x 1-month USD LIBOR + 6.530% Cap 6.530% 01/25/2041	6.382%	1,469,216	345,107
CMO Series 2010-35 Class SB
-1.0 x 1-month USD LIBOR + 6.420% Cap 6.420% 04/25/2040	6.272%	161,595	23,639
CMO Series 2010-42 Class S
-1.0 x 1-month USD LIBOR + 6.400% Cap 6.400% 05/25/2040	6.252%	119,482	22,024
CMO Series 2010-68 Class SA
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 07/25/2040	4.852%	720,400	101,567
Federal National Mortgage Association(c)
CMO Series 2003-W16 Class AF5
11/25/2033	4.545%	460,911	513,221
CMO Series 2010-61 Class WA
06/25/2040	6.009%	113,651	132,111
CMO Series 2011-2 Class WA
02/25/2051	5.852%	120,102	138,464
CMO Series 2011-43 Class WA
05/25/2051	5.820%	178,692	208,736
Federal National Mortgage Association(k)
CMO Series 2006-113 Class
07/25/2036	0.000%	6,116	6,107
CMO Series 2006-15 Class OP
03/25/2036	0.000%	140,216	132,000
CMO Series 2006-8 Class WQ
03/25/2036	0.000%	226,234	206,403
CMO Series 2009-86 Class BO
03/25/2037	0.000%	60,808	57,706
CMO Series 2013-101 Class DO
10/25/2043	0.000%	1,687,080	1,552,715
CMO Series 2013-128 Class
12/25/2043	0.000%	1,123,958	1,032,135
CMO Series 2013-92 Class
09/25/2043	0.000%	1,176,760	1,067,265
CMO STRIPS Series 293 Class 1
12/25/2024	0.000%	65,968	65,220
Federal National Mortgage Association(g)
CMO Series 2009-86 Class IP
10/25/2039	5.500%	103,266	17,976

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	175

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-155 Class KI
01/25/2021	3.000%	152	0
Federal National Mortgage Association(c),(g)
CMO Series 2011-30 Class LS
04/25/2041	2.771%	435,658	30,197
Government National Mortgage Association
09/20/2038	7.000%	66,948	80,244
08/20/2039	6.000%	259,013	298,408
07/20/2040- 12/15/2040	3.750%	2,805,924	3,015,801
11/15/2040- 11/20/2040	3.625%	831,228	882,498
11/20/2040- 12/15/2040	3.490%	1,844,986	2,004,121
05/20/2045- 04/20/2050	4.000%	27,131,603	29,669,203
08/15/2047- 04/20/2050	4.500%	25,764,708	28,343,888
01/20/2048- 09/20/2050	3.500%	36,788,157	40,338,520
03/20/2048- 03/20/2049	5.000%	26,633,021	29,306,592
09/20/2050- 12/20/2050	2.500%	27,328,544	28,997,858
09/20/2050	3.000%	5,074,788	5,509,562
CMO Series 2003-75 Class ZX
09/16/2033	6.000%	510,747	576,687
CMO Series 2005-26 Class XY
03/20/2035	5.500%	460,446	514,742
CMO Series 2005-72 Class AZ
09/20/2035	5.500%	547,835	623,317
CMO Series 2006-17 Class JN
04/20/2036	6.000%	210,481	242,500
CMO Series 2006-38 Class ZK
08/20/2036	6.500%	701,904	794,399
CMO Series 2006-69 Class MB
12/20/2036	5.500%	807,935	935,032
CMO Series 2008-23 Class PH
03/20/2038	5.000%	660,689	736,608
CMO Series 2009-104 Class AB
08/16/2039	7.000%	564,874	615,722
CMO Series 2010-130 Class CP
10/16/2040	7.000%	359,667	431,571
CMO Series 2013-H01 Class FA
01/20/2063	1.650%	267,898	268,289
CMO Series 2013-H04 Class BA
02/20/2063	1.650%	115,784	116,071
CMO Series 2013-H07 Class JA
03/20/2063	1.750%	151,387	151,693
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H09 Class HA
04/20/2063	1.650%	538,293	540,098
CMO Series 2017-167 Class BQ
08/20/2044	2.500%	1,797,133	1,864,721
CMO Series 2019-132 Class NA
09/20/2049	3.500%	2,118,244	2,183,184
CMO Series 2019-31 Class JC
03/20/2049	3.500%	1,223,856	1,295,380
Government National Mortgage Association(c)
03/20/2048	4.758%	5,056,928	5,751,720
04/20/2063	3.981%	189,923	195,026
05/20/2063	3.948%	278,157	283,163
05/20/2063	4.083%	251,539	253,327
06/20/2063	3.900%	515,438	521,831
CMO Series 2010-H17 Class XQ
07/20/2060	5.291%	54,637	58,438
CMO Series 2011-137 Class WA
07/20/2040	5.573%	739,112	868,558
CMO Series 2012-141 Class WC
01/20/2042	3.697%	497,764	547,539
CMO Series 2013-54 Class WA
11/20/2042	4.843%	1,246,909	1,422,256
CMO Series 2013-75 Class WA
06/20/2040	5.139%	379,928	434,550
Government National Mortgage Association(b),(g)
CMO Series 2005-3 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2035	5.948%	649,666	122,541
CMO Series 2007-40 Class SN
-1.0 x 1-month USD LIBOR + 6.680% Cap 6.680% 07/20/2037	6.528%	440,598	83,316
CMO Series 2008-62 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2038	5.998%	394,609	56,762
CMO Series 2008-76 Class US
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/20/2038	5.748%	502,973	89,252
CMO Series 2008-95 Class DS
-1.0 x 1-month USD LIBOR + 7.300% Cap 7.300% 12/20/2038	7.148%	426,651	77,226

The accompanying Notes to Financial Statements are an integral part of this statement.
176	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-106 Class ST
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2038	5.848%	705,764	123,201
CMO Series 2009-64 Class SN
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/16/2039	5.947%	300,874	43,565
CMO Series 2009-67 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/16/2039	5.897%	217,160	32,260
CMO Series 2009-72 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/16/2039	6.097%	522,367	90,290
CMO Series 2009-81 Class SB
-1.0 x 1-month USD LIBOR + 6.090% Cap 6.090% 09/20/2039	5.938%	689,468	141,306
CMO Series 2010-47 Class PX
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 06/20/2037	6.548%	818,300	173,375
CMO Series 2011-75 Class SM
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 05/20/2041	6.448%	378,037	56,903
Government National Mortgage Association(b)
CMO Series 2007-16 Class NS
-3.5 x 1-month USD LIBOR + 23.275% Cap 23.275% 04/20/2037	22.744%	73,515	109,855
CMO Series 2012-H10 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 10.500% 12/20/2061	0.690%	1,149,899	1,153,122
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% Floor 0.700% 05/20/2061	0.840%	16,240	16,346
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% Floor 0.650% 05/20/2061	0.790%	14,489	14,567
CMO Series 2012-H26 Class MA
1-month USD LIBOR + 0.550% Floor 0.550% 07/20/2062	0.690%	3,414	3,427
CMO Series 2012-H28 Class FA
1-month USD LIBOR + 0.580% Floor 0.580% 09/20/2062	0.720%	16,020	16,065
CMO Series 2012-H29 Class FA
1-month USD LIBOR + 0.515% Floor 0.515%, Cap 11.500% 10/20/2062	0.655%	1,105,922	1,108,124
CMO Series 2013-H01 Class TA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.500% 01/20/2063	0.640%	12,220	12,244
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% Floor 0.400% 02/20/2062	0.540%	64,818	64,798
CMO Series 2013-H07 Class GA
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 10.500% 03/20/2063	0.610%	1,291,183	1,292,743
CMO Series 2013-H07 Class HA
1-month USD LIBOR + 0.410% Floor 0.410%, Cap 11.000% 03/20/2063	0.550%	928,669	928,636
CMO Series 2013-H09 Class GA
1-month USD LIBOR + 0.480% Floor 0.480%, Cap 11.000% 04/20/2063	0.620%	1,649,765	1,651,826
CMO Series 2013-H09 Class SA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.500% 04/20/2063	0.640%	2,027,253	2,032,880
CMO Series 2013-H21 Class FA
1-month USD LIBOR + 0.750% Floor 0.750% 09/20/2063	0.890%	3,183,110	3,202,123
CMO Series 2013-H21 Class FB
1-month USD LIBOR + 0.700% Floor 0.700% 09/20/2063	0.840%	3,006,094	3,023,247

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	177

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-H23 Class FB
1-month USD LIBOR + 0.520% Floor 0.520%, Cap 11.000% 09/20/2065	0.660%	1,377,873	1,383,056
CMO Series 2015-H26 Class FG
1-month USD LIBOR + 0.520% Floor 0.520%, Cap 11.000% 10/20/2065	0.660%	717,662	720,458
CMO Series 2015-H30 Class FE
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 11/20/2065	0.740%	5,658,491	5,697,793
CMO Series 2020-H05 Class FK
1-month USD LIBOR + 0.610% Floor 0.610% 03/20/2070	0.762%	5,161,911	5,218,822
Government National Mortgage Association(k)
CMO Series 2008-1 Class PO
01/20/2038	0.000%	73,121	69,211
CMO Series 2010-157 Class OP
12/20/2040	0.000%	445,336	420,112
Government National Mortgage Association(g)
CMO Series 2010-107 Class IL
07/20/2039	6.000%	546,137	125,883
Government National Mortgage Association(c),(f)
CMO Series 2020-1 Class A
08/20/2070	2.932%	4,397,411	4,826,158
Government National Mortgage Association TBA(l)
03/21/2047- 02/20/2050	2.500%	22,800,000	24,069,144
01/21/2051- 02/18/2051	2.000%	52,900,000	55,263,156
Seasoned Credit Risk Transfer Trust
CMO Series 2018-4 Class MZ (FHLMC)
03/25/2058	3.500%	3,559,590	4,219,075
Uniform Mortgage-Backed Security TBA(l)
01/19/2036- 02/11/2051	2.000%	135,395,000	140,478,588
Total Residential Mortgage-Backed Securities - Agency (Cost $1,011,231,548)			1,044,329,210

Residential Mortgage-Backed Securities - Non-Agency 2.8%

Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-2 Class A1A
01/26/2065	2.531%	2,712,530	2,788,337
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2019-2 Class A1
03/25/2049	3.628%	548,937	563,874
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angel Oak Mortgage Trust LLC(a),(c)
CMO Series 2020-5 Class A1
05/25/2065	1.373%	862,054	867,326
Asset-Backed Funding Certificates Trust(c)
CMO Series 2005-AG1 Class A4
01/25/2034	5.010%	64,116	64,721
Banc of America Funding Trust
CMO Series 2004-3 Class 1A1
10/25/2034	5.500%	56,686	58,164
Bear Stearns Adjustable Rate Mortgage Trust(c)
CMO Series 2003-4 Class 3A1
07/25/2033	2.723%	35,852	36,783
CMO Series 2003-7 Class 6A
10/25/2033	2.725%	160,291	161,871
Bear Stearns Alt-A Trust(b)
CMO Series 2004-6 Class 1A
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 11.500% 07/25/2034	0.788%	17,562	17,603
Bear Stearns Asset-Backed Securities Trust(b)
CMO Series 2003-SD1 Class A
1-month USD LIBOR + 0.900% Floor 0.900%, Cap 11.000% 12/25/2033	1.048%	244,580	238,436
Bunker Hill Loan Depositary Trust(a),(c)
CMO Series 2019-1 Class A1
10/26/2048	3.613%	860,515	877,464
CMO Series 2019-2 Class A1
07/25/2049	2.879%	1,355,423	1,400,171
CMO Series 2019-3 Class A1
11/25/2059	2.724%	1,564,474	1,604,351
Chase Mortgage Finance Corp.(c)
CMO Series 2007-A1 Class 1A3
02/25/2037	3.195%	278,494	278,264
CMO Series 2007-A1 Class 2A1
02/25/2037	3.174%	90,806	91,012
CMO Series 2007-A1 Class 7A1
02/25/2037	3.387%	61,323	61,674
Citigroup Mortgage Loan Trust, Inc.
CMO Series 2003-1 Class 3A4
09/25/2033	5.250%	68,728	69,962
CMO Series 2005-2 Class 2A11
05/25/2035	5.500%	151,253	156,639
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2009-10 Class 1A1
09/25/2033	2.782%	151,299	150,092
COLT Mortgage Loan Trust(a),(c)
CMO Series 2019-1 Class A1
03/25/2049	3.705%	447,571	461,328

The accompanying Notes to Financial Statements are an integral part of this statement.
178	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-2 Class A1
05/25/2049	3.337%	812,219	824,459
CMO Series 2020-2 Class A1
03/25/2065	1.853%	1,574,104	1,588,518
Countrywide Home Loan Mortgage Pass-Through Trust
CMO Series 2004-13 Class 1A4
08/25/2034	5.500%	168,045	174,448
CMO Series 2004-3 Class A26
04/25/2034	5.500%	79,065	80,540
CMO Series 2004-5 Class 1A4
06/25/2034	5.500%	189,607	196,107
Credit Suisse First Boston Mortgage Securities Corp.
CMO Series 2003-21 Class 1A4
09/25/2033	5.250%	64,368	66,456
CMO Series 2004-5 Class 3A1
09/25/2034	5.250%	27,288	25,076
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
CMO Series 2003-27 Class 5A4
11/25/2033	5.250%	94,668	96,880
CMO Series 2004-4 Class 2A4
09/25/2034	5.500%	111,470	116,185
CMO Series 2004-8 Class 1A4
12/25/2034	5.500%	155,407	158,598
DBRR Trust(a),(c)
CMO Series 2015-LCM Class A2
06/10/2034	3.421%	3,152,000	2,966,359
DBRR Trust(a)
Series 2015-LCM Class A1
06/10/2034	2.998%	2,245,597	2,126,175
FMC GMSR Issuer Trust(a),(c),(f)
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	5,000,000	5,011,650
GCAT LLC(a)
CMO Series 2019-NQM1 Class A1
02/25/2059	2.985%	486,391	496,268
GSMPS Mortgage Loan Trust(a),(b)
CMO Series 2005-RP3 Class 1AF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.000% 09/25/2035	0.498%	601,445	497,369
GSMPS Mortgage Loan Trust(a),(c),(g)
CMO Series 2005-RP3 Class 1AS
09/25/2035	4.239%	466,108	62,908
GSR Mortgage Loan Trust
CMO Series 2003-7F Class 1A4
06/25/2033	5.250%	181,771	188,002
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GSR Mortgage Loan Trust(b)
CMO Series 2005-5F Class 8A3
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 5.500% 06/25/2035	0.648%	10,168	9,503
HarborView Mortgage Loan Trust(c)
CMO Series 2004-3 Class 1A
05/19/2034	2.903%	609,012	607,441
Headlands Residential(a),(c)
CMO Series 2018-RPL1 Class A
08/25/2024	3.875%	3,125,000	3,145,709
Headlands Residential LLC(a),(c)
CMO Series 2017-RPL1 Class A
08/25/2022	3.875%	2,690,000	2,689,225
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	3,600,000	3,558,155
Impac CMB Trust(b)
CMO Series 2005-4 Class 2A1
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 10.250% 05/25/2035	0.748%	185,135	178,307
Impac Secured Assets CMN Owner Trust(c)
CMO Series 2003-3 Class A1
08/25/2033	4.879%	89,668	92,803
Impac Secured Assets Trust(b)
CMO Series 2006-1 Class 2A1
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 11.500% 05/25/2036	0.498%	96,518	93,689
CMO Series 2006-2 Class 2A1
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 11.500% 08/25/2036	0.498%	55,487	55,612
JPMorgan Mortgage Trust(c)
CMO Series 2006-A2 Class 5A3
11/25/2033	2.530%	199,859	205,180
CMO Series 2007-A1 Class 5A5
07/25/2035	3.059%	162,062	160,942
LHOME Mortgage Trust(a)
CMO Series 2019-RTL3 Class A1
07/25/2024	3.868%	3,640,000	3,656,716
CMO Series 2020-RTL1 Class A1
10/25/2024	3.228%	5,550,000	5,502,579
MASTR Adjustable Rate Mortgages Trust(c)
CMO Series 2004-13 Class 2A1
04/21/2034	3.109%	114,293	114,367
CMO Series 2004-13 Class 3A7
11/21/2034	3.176%	212,152	216,793

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	179

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MASTR Asset Securitization Trust(a)
CMO Series 2004-P7 Class A6
12/27/2033	5.500%	31,240	31,260
MASTR Seasoned Securities Trust
CMO Series 2004-2 Class A1
08/25/2032	6.500%	124,837	129,532
CMO Series 2004-2 Class A2
08/25/2032	6.500%	196,618	205,477
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-2 Class A
1-month USD LIBOR + 0.800% Floor 0.800% 11/25/2053	0.953%	2,269,000	2,270,405
Merrill Lynch Mortgage Investors Trust(b)
CMO Series 2003-A Class 2A1
1-month USD LIBOR + 0.780% Floor 0.780%, Cap 11.750% 03/25/2028	0.928%	75,763	72,974
CMO Series 2003-E Class A1
1-month USD LIBOR + 0.620% Floor 0.620%, Cap 11.750% 10/25/2028	0.768%	274,225	273,305
CMO Series 2004-A Class A1
1-month USD LIBOR + 0.460% Floor 0.460%, Cap 11.750% 04/25/2029	0.608%	235,836	230,616
CMO Series 2004-G Class A2
6-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.750% 01/25/2030	0.864%	33,205	32,349
Merrill Lynch Mortgage Investors Trust(c)
CMO Series 2004-1 Class 2A1
12/25/2034	2.529%	170,877	171,077
CMO Series 2004-A4 Class A2
08/25/2034	3.175%	192,532	196,107
Morgan Stanley Mortgage Loan Trust(c)
CMO Series 2004-3 Class 4A
04/25/2034	5.624%	185,316	199,085
NACC Reperforming Loan Remic Trust(a)
CMO Series 2004-R2 Class A1
10/25/2034	6.500%	123,597	123,171
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-NQM2 Class A1
04/25/2049	3.600%	629,226	633,419
CMO Series 2019-NQM4 Class A1
09/25/2059	2.492%	1,029,014	1,050,199
CMO Series 2020-NPL2 Class A1
08/25/2060	3.228%	1,806,317	1,819,455
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners I LLC(a),(c)
CMO Series 2020-NPL3 Class A1
06/27/2060	3.105%	3,376,504	3,383,885
PRPM LLC(a),(c)
CMO Series 2020-1A Class A1
02/25/2025	2.981%	3,735,111	3,741,869
RALI Trust
CMO Series 2004-QS3 Class CB
03/25/2020	5.000%	1,030	976
RBSSP Resecuritization Trust(a)
CMO Series 2009-1 Class 1A1
02/26/2036	6.500%	97,493	99,593
RCO V Mortgage LLC(a),(c)
CMO Series 2020-1 Class A1
09/25/2025	3.105%	4,540,485	4,529,938
Residential Asset Mortgage Products Trust
CMO Series 2004-SL2 Class A3
10/25/2031	7.000%	222,003	234,610
Residential Asset Securitization Trust(c)
CMO Series 2004-IP2 Class 1A1
12/25/2034	2.863%	284,877	292,773
Seasoned Credit Risk Transfer Trust
CMO Series 2019-3 Class MB (FHLMC)
10/25/2058	3.500%	1,570,000	1,758,761
CMO Series 2019-4 Class M55D (FHLMC)
02/25/2059	4.000%	2,777,785	3,036,002
Seasoned Loans Structured Transaction
CMO Series 2018-2 Class A1
11/25/2028	3.500%	4,898,325	5,124,397
Sequoia Mortgage Trust(b)
CMO Series 2003-1 Class 1A
1-month USD LIBOR + 0.760% Floor 0.760%, Cap 12.500% 04/20/2033	0.912%	488,732	488,022
CMO Series 2003-8 Class A1
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 11.500% 01/20/2034	0.792%	450,978	450,093
CMO Series 2004-11 Class A1
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.500% 12/20/2034	0.752%	468,623	467,408
CMO Series 2004-12 Class A3
6-month USD LIBOR + 0.320% Floor 0.320%, Cap 11.500% 01/20/2035	0.580%	181,018	171,852
SG Residential Mortgage Trust(a),(c)
CMO Series 2019-3 Class A1
09/25/2059	2.703%	946,102	958,880

The accompanying Notes to Financial Statements are an integral part of this statement.
180	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2019-INV1 Class A1
09/27/2049	2.610%	1,156,068	1,177,141
CMO Series 2020-1 Class A1
02/25/2050	2.275%	2,335,431	2,358,685
CMO Series 2020-3 Class A1
04/25/2065	1.486%	2,259,944	2,267,451
CMO Series 2020-INV1 Class A1
11/25/2055	1.027%	1,661,707	1,663,131
Structured Adjustable Rate Mortgage Loan Trust(c)
CMO Series 2004-4 Class 5A
04/25/2034	2.682%	73,043	71,315
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2004-AR5 Class 1A1
1-month USD LIBOR + 0.660% Floor 0.660%, Cap 11.000% 10/19/2034	0.812%	312,948	313,422
CMO Series 2005-AR5 Class A3
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 11.000% 07/19/2035	0.652%	152,765	151,302
Structured Asset Securities Corp.(c)
CMO Series 2004-4XS Class 1A5
02/25/2034	5.490%	295,134	303,655
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(c)
CMO Series 2003-34A Class 3A3
11/25/2033	2.852%	294,786	295,795
CMO Series 2003-40A Class 3A2
01/25/2034	2.791%	160,171	163,703
CMO Series 2004-6XS Class A5A
03/25/2034	6.030%	114,523	116,457
CMO Series 2004-6XS Class A5B (AMBAC)
03/25/2034	6.050%	137,427	139,745
Thornburg Mortgage Securities Trust(c)
CMO Series 2004-4 Class 3A
12/25/2044	1.985%	122,546	123,021
Toorak Mortgage Corp., Ltd.(c)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	2,494,000	2,511,081
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	4,600,000	4,609,237
VCAT LLC(a),(c)
CMO Series 2020-NPL1 Class A1
08/25/2050	3.671%	1,729,002	1,728,983
Vendee Mortgage Trust
CMO Series 1998-2 Class 1G
06/15/2028	6.750%	164,648	191,064
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee LXXXIII LLC(a),(c)
CMO Series 2019-NPL9 Class A1A
11/26/2049	3.327%	1,857,330	1,862,649
Vericrest Opportunity Loan Transferee LXXXV LLC(a),(c)
CMO Series 2020-NPL1 Class A1A
01/25/2050	3.228%	1,752,729	1,758,280
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(c)
CMO Series 2020-NPL3 Class A1A
02/25/2050	2.981%	2,242,209	2,248,510
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(c)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	3,582,727	3,586,745
Vericrest Opportunity Loan Trust(a),(c)
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	1,668,822	1,669,574
CMO Series 2020-NPL2 Class A1A
02/25/2050	2.981%	4,045,741	4,047,318
CMO Series 2020-NPL6 Class A1A
04/25/2050	3.967%	2,703,033	2,728,707
Verus Securitization(a),(c)
CMO Series 2020-INV1 Class A1
03/25/2060	1.977%	2,714,831	2,745,623
Verus Securitization Trust(a),(c)
CMO Series 2019-1 Class A1
02/25/2059	3.836%	446,949	449,252
CMO Series 2019-2 Class A1
05/25/2059	3.211%	1,428,588	1,437,806
CMO Series 2019-3 Class A1
07/25/2059	2.784%	2,142,885	2,190,911
CMO Series 2019-4 Class A1
11/25/2059	2.642%	2,883,612	2,947,908
CMO Series 2019-INV1 Class A1
12/25/2059	3.402%	838,808	844,347
CMO Series 2019-INV2 Class A1
07/25/2059	2.913%	1,184,796	1,216,649
CMO Series 2019-INV3 Class A1
11/25/2059	2.692%	743,070	765,374
CMO Series 2020-1 Class A1
01/25/2060	2.417%	3,177,224	3,250,385
CMO Series 2020-2 Class A1
05/25/2060	2.743%	3,460,434	3,512,341
CMO Series 2020-5 Class A1
05/25/2065	1.218%	650,742	653,694
Visio Trust(a),(c)
CMO Series 2019-1 Class A1
06/25/2054	3.572%	652,100	666,480

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	181

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2003-AR11 Class A6
10/25/2033	2.749%	249,303	251,383
CMO Series 2003-AR5 Class A7
06/25/2033	3.746%	96,733	96,689
CMO Series 2003-AR6 Class A1
06/25/2033	3.102%	121,924	124,221
CMO Series 2003-AR7 Class A7
08/25/2033	2.713%	158,606	158,340
CMO Series 2004-AR3 Class A2
06/25/2034	3.655%	85,062	86,230
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2004-S3 Class 1A5
07/25/2034	5.000%	20,270	20,517
Wells Fargo Mortgage-Backed Securities Trust(c)
CMO Series 2004-U Class A1
10/25/2034	3.282%	224,745	222,631
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $133,491,526)			134,816,333

U.S. Government & Agency Obligations 0.6%

Federal Home Loan Banks
10/24/2029	4.000%	1,600,000	1,997,534
Federal National Mortgage Association(h)
STRIPS
05/15/2030	0.000%	3,750,000	3,305,845
Israel Government AID Bond
09/18/2033	5.500%	1,000,000	1,474,398
Private Export Funding Corp.
05/15/2022	2.800%	1,500,000	1,552,270
Tennessee Valley Authority
04/01/2036	5.880%	4,870,000	7,445,191
09/15/2060	4.625%	835,000	1,292,736
09/15/2065	4.250%	1,423,000	2,115,333
Tennessee Valley Authority(h)
STRIPS
11/01/2025	0.000%	8,500,000	8,146,174
06/15/2035	0.000%	750,000	533,872
Total U.S. Government & Agency Obligations (Cost $23,416,078)			27,863,353

U.S. Treasury Obligations 26.0%

U.S. Treasury
01/31/2021	1.375%	36,959,000	36,997,151
02/28/2021	1.125%	2,500,000	2,503,873
04/30/2021	2.250%	11,226,000	11,303,179
05/15/2021	2.625%	3,975,100	4,011,280
05/15/2021	3.125%	17,466,000	17,656,352
05/31/2021	1.375%	42,751,000	42,968,095
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/31/2021	2.000%	2,000,000	2,015,234
09/30/2021	1.125%	5,620,000	5,662,589
10/31/2021	1.250%	7,000,000	7,065,625
10/31/2021	2.000%	1,500,000	1,523,203
11/30/2021	1.875%	4,500,000	4,572,070
01/15/2022	2.500%	1,000,000	1,024,531
02/28/2022	1.750%	11,000,000	11,207,539
05/15/2022	2.125%	1,017,000	1,044,769
05/31/2022	0.125%	41,000	41,005
06/30/2022	0.125%	8,887,000	8,888,389
07/15/2022	1.750%	46,000,000	47,144,609
07/31/2022	0.125%	58,561,000	58,567,863
08/31/2022	0.125%	39,209,000	39,210,531
08/31/2022	1.625%	6,000,000	6,148,359
09/30/2022	0.125%	36,877,000	36,878,440
09/30/2022	1.750%	5,000,000	5,140,820
10/31/2022	0.125%	14,404,000	14,405,125
11/30/2022	0.125%	8,240,000	8,240,644
12/31/2022	0.125%	6,843,000	6,843,267
05/15/2023	1.750%	5,474,000	5,681,841
06/15/2023	0.250%	5,079,000	5,092,094
06/30/2023	1.375%	4,000,000	4,122,188
08/15/2023	2.500%	7,350,000	7,802,484
09/15/2023	0.125%	40,916,000	40,884,034
10/15/2023	0.125%	15,432,000	15,419,944
10/31/2023	1.625%	8,000,000	8,333,125
11/15/2023	0.250%	18,263,000	18,312,938
12/15/2023	0.125%	65,624,000	65,547,097
02/29/2024	2.125%	5,136,000	5,450,179
05/15/2024	2.500%	640,000	689,550
06/30/2024	2.000%	565,000	600,224
08/31/2024	1.875%	742,000	786,636
11/15/2024	2.250%	837,000	901,737
12/31/2024	1.750%	57,042,700	60,420,697
04/30/2025	0.375%	14,597,000	14,650,598
04/30/2025	2.875%	525,000	583,242
05/31/2025	2.875%	20,336,000	22,626,978
08/31/2025	0.250%	9,839,000	9,805,947
09/30/2025	0.250%	13,301,000	13,249,043
11/15/2025	2.250%	1,283,000	1,401,176
11/30/2025	0.375%	14,298,000	14,318,107
12/31/2025	0.250%	28,984,000	29,006,644
05/15/2026	1.625%	395,000	420,521
08/15/2026	1.500%	284,000	300,663
11/15/2026	2.000%	1,085,000	1,180,785
12/31/2026	1.750%	3,697,800	3,973,402
02/15/2027	2.250%	502,000	554,867
10/31/2027	0.500%	4,580,000	4,543,503
12/31/2027	0.625%	12,299,000	12,285,548
08/15/2029	1.625%	60,000	64,191
08/15/2030	0.625%	3,620,000	3,530,066
11/15/2030	0.875%	26,026,000	25,936,536
05/15/2040	1.125%	32,980,000	31,310,387
08/15/2040	1.125%	73,655,000	69,753,587
11/15/2040	1.375%	5,931,000	5,866,130
11/15/2041	3.125%	1,595,000	2,085,463
02/15/2043	3.125%	2,000,000	2,623,125

The accompanying Notes to Financial Statements are an integral part of this statement.
182	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/2043	2.875%	7,938,000	10,036,609
11/15/2043	3.750%	7,932,000	11,418,362
02/15/2044	3.625%	16,518,000	23,388,456
05/15/2044	3.375%	5,000,000	6,839,063
02/15/2045	2.500%	17,929,000	21,385,935
08/15/2045	2.875%	13,210,000	16,813,853
08/15/2046	2.250%	12,755,000	14,568,602
08/15/2049	2.250%	3,970,000	4,546,270
11/15/2049	2.375%	13,125,000	15,428,027
02/15/2050	2.000%	8,170,000	8,878,492
05/15/2050	1.250%	14,071,000	12,771,631
08/15/2050	1.375%	36,065,000	33,777,127
11/15/2050	1.625%	15,945,000	15,882,715
U.S. Treasury(h)
STRIPS
02/15/2021	0.000%	16,520,000	16,519,513
05/15/2021	0.000%	18,630,000	18,624,906
11/15/2021	0.000%	6,245,000	6,240,121
02/15/2022	0.000%	6,565,000	6,559,358
05/15/2022	0.000%	9,005,000	8,994,095
08/15/2022	0.000%	1,700,000	1,697,543
11/15/2022	0.000%	5,975,000	5,961,463
02/15/2023	0.000%	20,665,000	20,607,687
05/15/2023	0.000%	8,680,000	8,652,875
08/15/2023	0.000%	7,320,000	7,295,409
11/15/2023	0.000%	5,449,000	5,422,606
02/15/2024	0.000%	2,201,000	2,187,932
08/15/2024	0.000%	1,000,000	990,859
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2024	0.000%	4,500,000	4,453,770
02/15/2025	0.000%	1,000,000	987,344
05/15/2025	0.000%	2,500,000	2,462,109
02/15/2026	0.000%	5,500,000	5,374,316
08/15/2032	0.000%	1,500,000	1,302,480
08/15/2033	0.000%	4,000,000	3,405,938
11/15/2033	0.000%	7,400,000	6,269,188
02/15/2034	0.000%	4,400,000	3,716,453
05/15/2034	0.000%	2,400,000	2,012,250
11/15/2034	0.000%	1,850,000	1,539,402
02/15/2035	0.000%	4,210,000	3,483,446
11/15/2041	0.000%	13,100,000	9,399,250
Total U.S. Treasury Obligations (Cost $1,200,030,878)			1,241,075,274

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(m),(n)	126,484,081	126,471,432
Total Money Market Funds (Cost $126,471,432)		126,471,432
Total Investments in Securities (Cost: $4,777,638,606)		5,007,588,251
Other Assets & Liabilities, Net		(225,816,150)
Net Assets		4,781,772,101

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $789,390,936, which represents 16.51% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2020, the total value of these securities amounted to $17,629,398, which represents 0.37% of total net assets.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2020, the total value of these securities amounted to $17,041, which represents less than 0.01% of total net assets.
(f)	Valuation based on significant unobservable inputs.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Zero coupon bond.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(j)	Principal and interest may not be guaranteed by a governmental entity.
(k)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(l)	Represents a security purchased on a when-issued basis.
(m)	The rate shown is the seven-day current annualized yield at December 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	183

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Notes to Portfolio of Investments  (continued)
(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	122,305,518	3,248,657,498	(3,244,493,946)	2,362	126,471,432	45,317	1,228,934	126,484,081
Abbreviation Legend
AID	Agency for International Development
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
184	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	1,117,269	—	1,117,269
Asset-Backed Securities — Non-Agency	—	372,907,457	17,924,395	390,831,852
Commercial Mortgage-Backed Securities - Agency	—	288,632,613	—	288,632,613
Commercial Mortgage-Backed Securities - Non-Agency	—	129,311,221	12,579,517	141,890,738
Corporate Bonds & Notes	—	1,529,226,394	—	1,529,226,394
Foreign Government Obligations	—	61,986,915	—	61,986,915
Inflation-Indexed Bonds	—	2,764,933	—	2,764,933
Municipal Bonds	—	16,581,935	—	16,581,935
Residential Mortgage-Backed Securities - Agency	—	1,039,503,052	4,826,158	1,044,329,210
Residential Mortgage-Backed Securities - Non-Agency	—	129,804,683	5,011,650	134,816,333
U.S. Government & Agency Obligations	—	27,863,353	—	27,863,353
U.S. Treasury Obligations	1,086,914,961	154,160,313	—	1,241,075,274
Money Market Funds	126,471,432	—	—	126,471,432
Total Investments in Securities	1,213,386,393	3,753,860,138	40,341,720	5,007,588,251
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2020 ($)
Asset-Backed Securities — Non-Agency	19,685,474	—	10,238	(293,500)	4,799,988	(8,872,475)	2,649,219	(54,549)	17,924,395
Commercial Mortgage-Backed Securities — Non-Agency	12,772,895	(66,104)	16	(33,813)	—	(93,477)	—	—	12,579,517
Residential Mortgage-Backed Securities — Agency	7,521,722	(607)	—	7,230	(2,699,598)	(2,589)	—	—	4,826,158
Residential Mortgage-Backed Securities — Non-Agency	6,994,402	1,566	—	13,338	(1,703,150)	(294,506)	—	—	5,011,650
Total	46,974,493	(65,145)	10,254	(306,745)	397,240	(9,263,047)	2,649,219	(54,549)	40,341,720
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2020 was $(303,621), which is comprised of Asset-Backed Securities — Non-Agency of $(290,616), Commercial Mortgage-Backed Securities — Non-Agency of $(33,813), Residential Mortgage-Backed Securities — Agency of $7,230 and Residential Mortgage-Backed Securities — Non-Agency of $13,578.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain commercial, residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	185

Portfolio of Investments
Variable Portfolio – Partners International Core Equity Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.3%
Issuer	Shares	Value ($)
Argentina 1.1%
MercadoLibre, Inc.(a)	19,931	33,388,810
Australia 3.4%
Aurizon Holdings Ltd.	1,570,650	4,718,907
BHP Group Ltd.	258,409	8,443,402
BlueScope Steel Ltd.	907,213	12,251,718
Brambles Ltd.	186,714	1,531,483
Coles Group Ltd.	897,041	12,532,943
Dexus Property Group	174,549	1,265,992
Fortescue Metals Group Ltd.	1,096,909	19,812,810
Goodman Group	233,344	3,410,899
GPT Group (The)	167,171	581,476
LendLease Group	179,716	1,817,076
Mirvac Group	5,853,941	11,889,196
Newcrest Mining Ltd.	76,419	1,525,152
Origin Energy Ltd.	359,014	1,318,073
Rio Tinto Ltd.	38,359	3,373,349
Santos Ltd.	112,246	543,575
Sonic Healthcare Ltd.	90,828	2,250,429
South32 Ltd.	8,587,408	16,411,967
Stockland	200,439	647,132
Suncorp Group Ltd.	126,922	955,148
Vicinity Centres	673,095	832,262
Wesfarmers Ltd.	31,192	1,212,343
Total		107,325,332
Austria 0.8%
Erste Group Bank AG(a)	793,915	24,184,826
Belgium 0.6%
Ageas SA/NV	108,914	5,784,108
Etablissements Franz Colruyt NV	60,173	3,563,046
Galapagos NV(a)	4,060	401,836
KBC Group NV(a)	21,728	1,520,551
Proximus SADP	249,325	4,924,996
Solvay SA	32,560	3,839,948
Total		20,034,485
Common Stocks (continued)
Issuer	Shares	Value ($)
Canada 0.9%
Canadian National Railway Co.	267,718	29,432,365
China 1.8%
Alibaba Group Holding Ltd., ADR(a)	123,866	28,827,334
Tencent Holdings Ltd.	379,000	27,270,490
Total		56,097,824
Denmark 2.6%
Coloplast A/S, Class B	66,643	10,191,639
Danske Bank A/S(a)	70,043	1,157,630
Novo Nordisk A/S, Class B	141,059	9,840,159
Pandora A/S	148,701	16,642,293
Vestas Wind Systems A/S	183,005	43,231,172
Total		81,062,893
Finland 0.7%
KONE OYJ, Class B	101,006	8,229,984
Nokia OYJ(a)	1,464,014	5,654,496
Orion Oyj, Class B	32,174	1,477,911
Stora Enso OYJ, Class R	22,914	438,751
UPM-Kymmene OYJ	100,610	3,751,913
Wartsila OYJ	124,284	1,243,882
Total		20,796,937
France 6.5%
Arkema SA	13,111	1,500,186
AtoS(a)	192,120	17,543,569
BNP Paribas SA(a)	94,996	5,015,047
Bouygues SA	90,598	3,726,113
Carrefour SA	709,583	12,151,199
Cie de Saint-Gobain(a)	411,254	18,914,558
Cie Generale des Etablissements Michelin CSA	71,228	9,171,093
CNP Assurances(a)	158,747	2,579,169
Credit Agricole SA(a)	190,766	2,411,651
Dassault Aviation SA(a)	1,248	1,358,977
Eiffage SA(a)	6,917	668,611
Electricite de France SA(a)	528,655	8,365,614
Gecina SA	7,424	1,154,433
Iliad SA	2,096	430,234
The accompanying Notes to Financial Statements are an integral part of this statement.
186	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Core Equity Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Ipsen SA	56,890	4,704,133
La Francaise des Jeux SAEM	28,592	1,310,545
Legrand SA	133,112	11,907,751
Peugeot SA(a)	989,973	27,111,053
Publicis Groupe SA	139,390	6,927,875
Sanofi	143,048	13,864,644
Schneider Electric SE	305,228	44,813,841
SEB SA	21,636	3,934,153
Societe Generale SA(a)	84,390	1,754,352
Sodexo SA	12,946	1,094,892
Thales SA	26,708	2,443,589
Ubisoft Entertainment SA(a)	8,285	798,414
Total		205,655,696
Germany 10.0%
Adidas AG(a)	106,079	38,592,069
Allianz SE, Registered Shares	112,639	27,672,360
Bayer AG, Registered Shares	29,249	1,723,094
Bayerische Motoren Werke AG	578,032	51,015,141
Brenntag AG	130,064	10,113,977
Daimler AG, Registered Shares	45,806	3,246,697
Deutsche Boerse AG	20,724	3,528,724
Deutsche Post AG	110,096	5,453,691
Deutsche Wohnen SE	29,508	1,574,393
Fresenius Medical Care AG & Co. KGaA	223,107	18,604,312
Fresenius SE & Co. KGaA	36,508	1,688,196
GEA Group AG	969,405	34,672,899
Hochtief AG	124,544	12,119,579
Infineon Technologies AG	1,037,016	39,602,213
KION Group AG	53,460	4,636,163
Knorr-Bremse AG	305,967	41,744,265
LANXESS AG	64,188	4,881,539
Siemens Energy AG(a)	1,610	59,006
Uniper SE	197,276	6,835,582
Vonovia SE	55,420	4,047,549
Zalando SE(a)	8,055	895,970
Total		312,707,419
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 4.5%
AIA Group Ltd.	4,323,200	52,683,044
CK Asset Holdings Ltd.	1,917,500	9,811,654
CK Hutchison Holdings Ltd.	2,652,500	18,519,317
Hong Kong Exchanges and Clearing Ltd.	691,800	37,946,425
Kerry Properties Ltd.	1,552,500	3,926,699
SJM Holdings Ltd.	1,915,000	2,147,060
Swire Pacific Ltd., Class A	73,000	402,114
WH Group Ltd.	18,459,500	15,479,254
Total		140,915,567
India 1.3%
HDFC Bank Ltd., ADR(a)	550,725	39,795,388
Ireland 0.0%
DCC PLC	14,987	1,060,517
Isle of Man 0.2%
Entain PLC(a)	447,474	6,940,685
Italy 1.8%
Assicurazioni Generali SpA	129,225	2,262,522
DiaSorin SpA	25,588	5,342,537
Fiat Chrysler Automobiles NV(a)	113,892	2,057,581
Intesa Sanpaolo SpA(a)	14,315,314	33,837,386
Poste Italiane SpA	221,841	2,269,160
Prysmian SpA	188,084	6,694,407
Telecom Italia SpA	10,242,153	4,753,896
Total		57,217,489
Japan 15.5%
Advantest Corp.	68,200	5,108,306
Aisin Seiki Co., Ltd.	98,800	2,962,935
Alfresa Holdings Corp.	203,300	3,726,343
Astellas Pharma, Inc.	31,300	484,642
Brother Industries Ltd.	748,400	15,449,576
Calbee, Inc.	107,600	3,243,551
Daiwa House Industry Co., Ltd.	50,600	1,504,475
Disco Corp.	24,300	8,189,900
ENEOS Holdings, Inc.	1,124,200	4,037,792
Fujitsu Ltd.	109,600	15,841,086
Hirose Electric Co., Ltd.	7,000	1,062,399
Hitachi Ltd.	22,200	876,219

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	187

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Core Equity Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Honda Motor Co., Ltd.	158,500	4,472,283
ITOCHU Corp.	25,400	730,507
Japan Post Insurance Co., Ltd.	379,700	7,785,414
JGC Holdings Corp.	56,600	530,127
Kajima Corp.	181,700	2,437,507
Kamigumi Co., Ltd.	276,200	5,045,725
KDDI Corp.	28,500	845,032
Keikyu Corp.	39,600	679,361
Koito Manufacturing Co., Ltd.	15,100	1,027,644
Kurita Water Industries Ltd.	16,200	619,240
Lion Corp.	192,700	4,668,112
Marubeni Corp.	319,400	2,127,974
Mebuki Financial Group, Inc.	1,686,100	3,322,193
Medipal Holdings Corp.	150,500	2,830,196
Mitsubishi Corp.	20,900	515,224
Mitsubishi Estate Co., Ltd.	102,600	1,649,073
Mitsubishi Gas Chemical Co., Inc.	289,400	6,654,871
Mitsui & Co., Ltd.	23,500	430,856
Mitsui Fudosan Co., Ltd.	79,000	1,654,226
Nexon Co., Ltd.	164,800	5,084,889
NGK Spark Plug Co., Ltd.	351,500	6,002,550
Nintendo Co., Ltd.	36,700	23,559,250
Nippon Prologis REIT, Inc.	602	1,880,683
Nitto Denko Corp.	13,600	1,218,289
Nomura Holdings, Inc.	178,700	944,800
Obayashi Corp.	1,580,300	13,645,213
Olympus Corp.	109,900	2,406,139
Otsuka Corp.	105,300	5,554,265
Pola Orbis Holdings, Inc.	251,600	5,109,129
Recruit Holdings Co., Ltd.	641,900	26,961,698
Renesas Electronics Corp.(a)	684,700	7,166,749
Resona Holdings, Inc.	2,090,400	7,318,006
Rinnai Corp.	11,600	1,348,409
Rohm Co., Ltd.	164,200	15,917,675
Ryohin Keikaku Co., Ltd.	21,200	433,848
Santen Pharmaceutical Co., Ltd.	1,098,000	17,832,887
SCSK Corp.	11,900	680,507
Sekisui House Ltd.	335,900	6,842,888
Shimamura Co., Ltd.	81,500	8,563,607
Common Stocks (continued)
Issuer	Shares	Value ($)
Shimizu Corp.	1,580,600	11,505,659
Shinsei Bank Ltd.	819,500	10,123,981
SMC Corp.	49,400	30,170,438
Sony Corp.	615,400	62,012,681
Square Enix Holdings Co., Ltd.	29,200	1,770,415
Subaru Corp.	357,100	7,145,190
Sumco Corp.	428,900	9,417,925
Sumitomo Electric Industries Ltd.	47,100	624,113
Sumitomo Realty & Development Co., Ltd.	59,500	1,836,932
Sumitomo Rubber Industries Ltd.	29,300	252,105
Sundrug Co., Ltd.	25,100	1,003,170
Suzuken Co., Ltd.	134,200	4,854,545
Taiheiyo Cement Corp.	144,900	3,629,615
Taisei Corp.	260,000	8,969,619
Taisho Pharmaceutical Holdings Co., Ltd.	7,100	478,763
Takeda Pharmaceutical Co., Ltd.	779,700	28,216,855
Teijin Ltd.	161,300	3,035,361
Terumo Corp.	10,100	422,647
Tohoku Electric Power Co., Inc.	68,400	564,517
Tokyo Electron Ltd.	28,600	10,683,897
Toshiba Corp.	402,900	11,284,591
Tosoh Corp.	77,400	1,209,311
Toyoda Gosei Co., Ltd.	78,500	2,277,621
Toyota Motor Corp.	29,100	2,245,651
Yamada Holdings Co., Ltd.	155,600	826,706
Yamato Holdings Co., Ltd.	71,800	1,833,249
Total		485,379,827
Luxembourg 0.0%
SES SA FDR	91,548	859,196
Netherlands 5.1%
Adyen NV(a)	452	1,050,241
ASML Holding NV	169,939	82,280,599
ING Groep NV(a)	425,250	3,953,909
Just Eat Takeaway.com NV(a)	23,644	2,665,931
Koninklijke Ahold Delhaize NV	689,916	19,463,453
Koninklijke Philips NV(a)	504,994	27,202,789
STMicroelectronics NV	345,961	12,799,090
Wolters Kluwer NV	131,397	11,085,591
Total		160,501,603

The accompanying Notes to Financial Statements are an integral part of this statement.
188	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Core Equity Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
New Zealand 0.9%
Xero Ltd.(a)	244,837	27,788,803
Norway 2.1%
DNB ASA(a)	1,731,508	33,929,951
Equinor ASA	1,828,602	30,860,379
Total		64,790,330
Singapore 0.6%
Ascendas Real Estate Investment Trust	668,600	1,509,338
Jardine Cycle & Carriage Ltd.	19,900	294,817
Venture Corp., Ltd.	298,400	4,387,618
Yangzijiang Shipbuilding Holdings Ltd.	17,122,700	12,378,056
Total		18,569,829
South Korea 2.0%
Samsung Electronics Co., Ltd.	157,306	11,746,908
Samsung Electronics Co., Ltd. GDR	28,894	52,552,099
Total		64,299,007
Spain 3.7%
Banco Bilbao Vizcaya Argentaria SA	7,858,622	38,952,101
Banco Santander SA(a)	1,552,754	4,842,013
Enagas SA	728,029	16,016,445
Endesa SA	394,201	10,812,509
Iberdrola SA	2,635,239	37,869,167
Naturgy Energy Group SA	17,584	408,900
Red Electrica Corp. SA	402,539	8,264,558
Total		117,165,693
Sweden 2.7%
Atlas Copco AB, Class B	44,131	1,980,930
Electrolux AB, Class B	140,093	3,259,534
Epiroc AB, Class A	31,273	568,378
Essity AB, Class B	210,243	6,773,857
Evolution Gaming Group AB	30,460	3,062,282
Husqvarna AB, Class B	686,233	8,905,892
Investor AB, Class B	48,809	3,552,482
Sandvik AB(a)	231,495	5,709,493
Skanska AB, Class B	16,629	423,774
SKF AB, Class B	151,273	3,936,012
Svenska Handelsbanken AB, Class A(a)	3,417,080	34,444,273
Swedish Match AB	78,436	6,103,951
Common Stocks (continued)
Issuer	Shares	Value ($)
Telefonaktiebolaget LM Ericsson, Class B	393,691	4,683,135
Total		83,403,993
Switzerland 11.6%
Adecco Group AG, Registered Shares	152,893	10,183,188
Alcon, Inc.(a)	356,407	23,664,051
Chocoladefabriken Lindt & Spruengli AG	3,329	32,448,580
Cie Financiere Richemont SA, Class A, Registered Shares	372,489	33,651,411
Coca-Cola HBC AG(a)	12,628	408,933
Credit Suisse Group AG, Registered Shares	578,028	7,462,850
LafargeHolcim Ltd., Registered Shares(a)	227,353	12,478,907
Logitech International SA	112,521	10,925,227
Lonza Group AG, Registered Shares	37,666	24,263,187
Nestlé SA, Registered Shares	627,504	74,178,072
Novartis AG, Registered Shares	172,769	16,267,575
Roche Holding AG, Genusschein Shares	234,628	81,720,596
Schindler Holding AG	2,317	626,605
SGS SA, Registered Shares	2,866	8,639,190
Sika AG	72,524	19,769,552
Sonova Holding AG(a)	14,779	3,843,923
Swatch Group AG (The)	9,266	2,518,899
Total		363,050,746
Taiwan 3.1%
Sea Ltd. ADR(a)	115,868	23,063,525
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	692,061	75,462,332
Total		98,525,857
United Kingdom 12.8%
3i Group PLC	110,213	1,743,232
Anglo American PLC	517,393	17,085,481
Associated British Foods PLC(a)	175,934	5,431,910
Aviva PLC	4,169,930	18,547,997
BAE Systems PLC	1,050,004	7,002,243
Barclays Bank PLC(a)	13,362,349	26,806,141
BHP Group PLC	526,027	13,889,422
BP PLC	363,184	1,253,255
BT Group PLC(a)	5,674,879	10,228,745
Bunzl PLC	792,823	26,470,716
Burberry Group PLC(a)	1,319,266	32,216,628
Compass Group PLC	239,535	4,467,655

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	189

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Core Equity Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Diageo PLC	999,600	39,552,958
Direct Line Insurance Group PLC	1,200,678	5,251,416
Evraz PLC	1,744,548	11,149,275
GlaxoSmithKline PLC	1,651,994	30,228,144
Hikma Pharmaceuticals PLC	37,870	1,301,616
Kingfisher PLC(a)	4,348,851	16,069,633
London Stock Exchange Group PLC	34,147	4,214,990
M&G PLC	4,612,796	12,450,735
Marks & Spencer Group PLC(a)	1,210,445	2,245,235
National Grid PLC	1,631,642	19,281,823
NMC Health PLC(a),(b),(c)	293,698	0
Ocado Group PLC(a)	532,042	16,637,019
Rio Tinto PLC	318,611	23,982,845
Royal Dutch Shell PLC, Class A	2,293,641	40,374,924
Royal Dutch Shell PLC, Class B	310,496	5,262,510
Sage Group PLC (The)	1,169,174	9,283,508
Standard Chartered PLC(a)	124,549	790,879
Total		403,220,935
United States 1.0%
Booking Holdings, Inc.(a)	14,327	31,910,097
Total Common Stocks (Cost $2,506,556,865)		3,056,082,149
Preferred Stocks 0.7%
Issuer	Shares	Value ($)
Germany 0.7%
Porsche Automobil Holding SE	25,531	1,763,602
Volkswagen AG	112,783	21,077,327
Total		22,840,929
Total Preferred Stocks (Cost $20,559,558)		22,840,929

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(d),(e)	46,489,277	46,484,628
Total Money Market Funds (Cost $46,484,628)		46,484,628
Total Investments in Securities (Cost $2,573,601,051)		3,125,407,706
Other Assets & Liabilities, Net		14,942,291
Net Assets		$3,140,349,997

At December 31, 2020, securities and/or cash totaling $2,291,256 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Mini MSCI EAFE Index	263	03/2021	USD	28,020,020	310,438	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2020, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
190	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Core Equity Fund, December 31, 2020
Notes to Portfolio of Investments  (continued)
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	75,234,641	890,324,480	(919,078,783)	4,290	46,484,628	14,392	373,370	46,489,277
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	191

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Core Equity Fund, December 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	33,388,810	—	—	33,388,810
Australia	—	107,325,332	—	107,325,332
Austria	—	24,184,826	—	24,184,826
Belgium	—	20,034,485	—	20,034,485
Canada	29,432,365	—	—	29,432,365
China	28,827,334	27,270,490	—	56,097,824
Denmark	—	81,062,893	—	81,062,893
Finland	—	20,796,937	—	20,796,937
France	—	205,655,696	—	205,655,696
Germany	—	312,707,419	—	312,707,419
Hong Kong	—	140,915,567	—	140,915,567
India	39,795,388	—	—	39,795,388
Ireland	—	1,060,517	—	1,060,517
Isle of Man	—	6,940,685	—	6,940,685
Italy	—	57,217,489	—	57,217,489
Japan	—	485,379,827	—	485,379,827
Luxembourg	—	859,196	—	859,196
Netherlands	—	160,501,603	—	160,501,603
New Zealand	—	27,788,803	—	27,788,803
Norway	—	64,790,330	—	64,790,330
Singapore	—	18,569,829	—	18,569,829
South Korea	—	64,299,007	—	64,299,007
Spain	—	117,165,693	—	117,165,693
Sweden	—	83,403,993	—	83,403,993
Switzerland	—	363,050,746	—	363,050,746
Taiwan	98,525,857	—	—	98,525,857
United Kingdom	—	403,220,935	0*	403,220,935
United States	31,910,097	—	—	31,910,097
Total Common Stocks	261,879,851	2,794,202,298	0*	3,056,082,149
Preferred Stocks
Germany	—	22,840,929	—	22,840,929
Total Preferred Stocks	—	22,840,929	—	22,840,929
Money Market Funds	46,484,628	—	—	46,484,628
Total Investments in Securities	308,364,479	2,817,043,227	0*	3,125,407,706
Investments in Derivatives
Asset
Futures Contracts	310,438	—	—	310,438
Total	308,674,917	2,817,043,227	0*	3,125,718,144

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
192	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments
Variable Portfolio – Partners International Growth Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Argentina 1.5%
MercadoLibre, Inc.(a)	10,567	17,702,050
Australia 2.6%
Aristocrat Leisure Ltd.	365,621	8,778,918
Cochlear Ltd.	21,100	3,078,815
CSL Ltd.	87,306	19,075,711
Total		30,933,444
Canada 2.2%
Alimentation Couche-Tard, Inc., Class B	179,500	6,117,299
Canadian National Railway Co.	181,035	19,902,614
Total		26,019,913
China 6.4%
Alibaba Group Holding Ltd.(a)	726,320	21,124,676
NetEase, Inc.	778,275	14,866,520
TAL Education Group, ADR(a)	229,318	16,398,530
Tencent Holdings Ltd.	319,200	22,967,653
Total		75,357,379
Denmark 7.0%
Chr. Hansen Holding A/S(a)	83,286	8,605,251
Coloplast A/S, Class B	117,326	17,942,533
DSV PANALPINA A/S	59,965	10,077,826
Novo Nordisk A/S, Class B	300,413	20,956,562
Novozymes AS, Class B	100,000	5,695,994
Ørsted AS	96,096	19,661,752
Total		82,939,918
Finland 2.0%
KONE OYJ, Class B	67,000	5,459,170
Neste OYJ	245,686	17,837,730
Total		23,296,900
France 8.9%
Air Liquide SA	33,000	5,410,247
Dassault Systemes	30,100	6,104,871
L’Oreal SA	50,312	19,196,655
LVMH Moet Hennessy Louis Vuitton SE	55,639	34,830,096
Safran SA(a)	129,730	18,387,137
Sartorius Stedim Biotech	22,034	7,838,474
Common Stocks (continued)
Issuer	Shares	Value ($)
Teleperformance SA	25,781	8,558,808
Total SE	113,620	4,904,093
Total		105,230,381
Germany 4.6%
Adidas AG(a)	16,900	6,148,304
Infineon Technologies AG	624,095	23,833,329
Rational AG	13,175	12,256,525
SAP SE	44,600	5,776,538
TeamViewer AG(a)	123,071	6,611,056
Total		54,625,752
Hong Kong 4.0%
AIA Group Ltd.	2,131,000	25,968,627
CLP Holdings Ltd.	499,500	4,618,698
Hang Lung Properties Ltd.	2,365,000	6,232,390
Hong Kong & China Gas Co., Ltd.	2,295,500	3,434,315
Jardine Matheson Holdings Ltd.	115,700	6,472,042
Total		46,726,072
India 2.7%
Housing Development Finance Corp., Ltd.	457,942	16,044,434
Reliance Industries Ltd.	534,218	14,535,502
Reliance Industries Ltd.	35,827	550,359
Total		31,130,295
Ireland 1.0%
Kingspan Group PLC(a)	173,637	12,175,898
Japan 15.3%
Asahi Intecc Co., Ltd.	183,800	6,713,353
Daikin Industries Ltd.	112,900	25,116,541
Daito Trust Construction Co., Ltd.	39,200	3,663,422
FANUC Corp.	25,100	6,195,913
Hoya Corp.	151,200	20,940,416
Kao Corp.	62,100	4,797,611
Keyence Corp.	63,040	35,461,074
M3, Inc.	53,000	5,006,768
Makita Corp.	121,400	6,089,076
MISUMI Group, Inc.	104,000	3,414,043
Murata Manufacturing Co., Ltd.	88,100	7,975,653
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	193

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Growth Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Nihon M&A Center, Inc.	152,800	10,218,231
Shin-Etsu Chemical Co., Ltd.	38,500	6,757,361
Shiseido Co., Ltd.	119,900	8,299,989
SMC Corp.	36,100	22,047,627
Sysmex Corp.	59,300	7,135,368
Total		179,832,446
Jersey 1.8%
Experian PLC	560,617	21,297,093
Netherlands 5.0%
Adyen NV(a)	10,082	23,425,949
Airbus Group SE(a)	141,119	15,486,994
ASML Holding NV	40,635	19,674,543
Total		58,587,486
New Zealand 0.6%
Fisher & Paykel Healthcare Corp., Ltd.	309,920	7,360,210
Norway 0.7%
Tomra Systems ASA	176,286	8,672,472
Portugal 0.3%
Galp Energia SGPS SA	348,700	3,694,964
Singapore 0.4%
Ascendas Real Estate Investment Trust	1,900,924	4,291,260
Spain 1.6%
Amadeus IT Group SA, Class A	156,708	11,567,757
Industria de Diseno Textil SA	207,400	6,582,842
Total		18,150,599
Sweden 4.3%
Atlas Copco AB, Class A	325,552	16,732,203
Hexagon AB, Class B	257,228	23,583,188
Nibe Industrier AB, B Shares	302,268	9,912,517
Total		50,227,908
Switzerland 9.7%
Givaudan SA	1,350	5,711,610
Kuehne & Nagel International AG	26,200	5,945,267
Lonza Group AG, Registered Shares	30,780	19,827,454
Nestlé SA, Registered Shares	47,650	5,632,769
Novartis AG, Registered Shares	60,400	5,687,141
Partners Group Holding AG	12,697	14,919,508
Common Stocks (continued)
Issuer	Shares	Value ($)
Roche Holding AG, Genusschein Shares	16,100	5,607,607
SGS SA, Registered Shares	1,795	5,410,797
Sika AG	55,186	15,043,331
Straumann Holding AG, Registered Shares	13,571	15,897,358
Temenos AG	74,693	10,406,946
VAT Group AG	15,900	3,979,878
Total		114,069,666
Taiwan 4.0%
Sea Ltd. ADR(a)	38,187	7,601,122
Taiwan Semiconductor Manufacturing Co., Ltd.	1,441,000	27,260,078
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	115,300	12,572,312
Total		47,433,512
United Kingdom 11.3%
Ashtead Group PLC	364,796	17,182,262
Atlassian Corp. PLC, Class A(a)	33,417	7,815,234
Compass Group PLC	729,237	13,601,268
Diageo PLC	473,226	18,724,978
Halma PLC	250,826	8,400,236
Intertek Group PLC	69,500	5,368,201
London Stock Exchange Group PLC	125,079	15,439,327
Reckitt Benckiser Group PLC	59,300	5,292,778
Rentokil Initial PLC(a)	1,329,993	9,272,946
Segro PLC	896,393	11,631,378
Smith & Nephew PLC	266,400	5,533,789
Spirax-Sarco Engineering PLC	60,423	9,327,133
Trainline PLC(a)	904,384	5,750,048
Total		133,339,578
United States 0.9%
lululemon athletica, Inc.(a)	30,697	10,683,477
Total Common Stocks (Cost $842,067,706)		1,163,778,673

The accompanying Notes to Financial Statements are an integral part of this statement.
194	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Growth Fund, December 31, 2020
Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	14,559,432	14,557,976
Total Money Market Funds (Cost $14,557,976)		14,557,976
Total Investments in Securities (Cost $856,625,682)		1,178,336,649
Other Assets & Liabilities, Net		210,062
Net Assets		$1,178,546,711
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	23,668,741	366,533,416	(375,644,181)	—	14,557,976	2,236	106,978	14,559,432
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	195

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Growth Fund, December 31, 2020
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	17,702,050	—	—	17,702,050
Australia	—	30,933,444	—	30,933,444
Canada	26,019,913	—	—	26,019,913
China	16,398,530	58,958,849	—	75,357,379
Denmark	—	82,939,918	—	82,939,918
Finland	—	23,296,900	—	23,296,900
France	—	105,230,381	—	105,230,381
Germany	—	54,625,752	—	54,625,752
Hong Kong	—	46,726,072	—	46,726,072
India	—	31,130,295	—	31,130,295
Ireland	—	12,175,898	—	12,175,898
Japan	—	179,832,446	—	179,832,446
Jersey	—	21,297,093	—	21,297,093
Netherlands	—	58,587,486	—	58,587,486
New Zealand	—	7,360,210	—	7,360,210
Norway	—	8,672,472	—	8,672,472
Portugal	—	3,694,964	—	3,694,964
Singapore	—	4,291,260	—	4,291,260
Spain	—	18,150,599	—	18,150,599
Sweden	—	50,227,908	—	50,227,908
Switzerland	—	114,069,666	—	114,069,666
Taiwan	20,173,434	27,260,078	—	47,433,512
United Kingdom	7,815,234	125,524,344	—	133,339,578
United States	10,683,477	—	—	10,683,477
Total Common Stocks	98,792,638	1,064,986,035	—	1,163,778,673
Money Market Funds	14,557,976	—	—	14,557,976
Total Investments in Securities	113,350,614	1,064,986,035	—	1,178,336,649
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
196	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments
Variable Portfolio – Partners International Value Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.7%
Issuer	Shares	Value ($)
Australia 4.6%
AMP Ltd.	247,119	296,969
Aurizon Holdings Ltd.	64,744	194,519
Australia & New Zealand Banking Group Ltd.	340,950	5,983,035
Bendigo & Adelaide Bank Ltd.	13,939	100,420
BlueScope Steel Ltd.	132,090	1,783,847
Boral Ltd.	177,752	680,560
Challenger Ltd.	802,400	3,987,231
Cleanaway Waste Management Ltd.	273,032	494,214
Crown Resorts Ltd.	31,489	234,356
Harvey Norman Holdings Ltd.	144,797	523,266
Incitec Pivot Ltd.(a)	377,247	663,569
LendLease Group	485,961	4,913,463
Macquarie Group Ltd.	65,800	7,023,452
National Australia Bank Ltd.	256,187	4,466,323
Newcrest Mining Ltd.	17,799	355,228
Oil Search Ltd.	408,105	1,169,603
Origin Energy Ltd.	183,341	673,113
QBE Insurance Group Ltd.	72,414	472,025
Qube Holdings Ltd.	95,190	215,517
Santos Ltd.	1,277,329	6,185,735
South32 Ltd.	786,951	1,503,994
Suncorp Group Ltd.	124,230	934,890
Tabcorp Holdings Ltd	215,765	649,612
Westpac Banking Corp.	463,714	6,900,676
Woodside Petroleum Ltd.	106,705	1,872,210
Worley Ltd.	39,240	346,591
Total		52,624,418
Austria 0.0%
Raiffeisen Bank International AG(a)	16,806	341,526
Belgium 1.5%
Ageas SA/NV	20,098	1,067,347
Groupe Bruxelles Lambert SA	50,000	5,039,703
KBC Group NV(a)	128,988	9,026,731
Solvay SA	13,778	1,624,902
Total		16,758,683
Common Stocks (continued)
Issuer	Shares	Value ($)
Denmark 1.8%
AP Moller - Maersk A/S, Class A	160	330,525
AP Moller - Maersk A/S, Class B	2,645	5,885,792
Carlsberg AS, Class B	12,199	1,955,651
Danske Bank A/S(a)	35,892	593,202
Demant A/S(a)	8,210	324,506
DSV PANALPINA A/S	15,851	2,663,948
Genmab A/S(a)	1,245	504,840
H Lundbeck A/S	14,919	510,738
Novozymes AS, Class B	2,515	143,254
Rockwool International A/S, Class B	1,023	382,864
Tryg AS	7,192	226,197
Vestas Wind Systems A/S	27,955	6,603,794
Total		20,125,311
Finland 0.2%
Fortum OYJ	32,037	774,019
Nordea Bank(a)	151,420	1,236,745
Stora Enso OYJ, Class R	41,120	787,354
Total		2,798,118
France 10.7%
Amundi SA(a)	4,056	330,572
Arkema SA	70,036	8,013,653
AtoS(a)	26,742	2,441,964
AXA SA	93,971	2,253,644
BNP Paribas SA(a)	90,706	4,788,569
Bollore SA	98,517	407,875
Bouygues SA	63,932	2,629,394
Capgemini SE	30,800	4,791,014
Carrefour SA	170,680	2,922,796
Cie de Saint-Gobain(a)	120,546	5,544,200
Cie Generale des Etablissements Michelin CSA	41,805	5,382,680
CNP Assurances(a)	22,168	360,164
Credit Agricole SA(a)	64,549	816,024
Dassault Aviation SA(a)	2,100	2,286,740
Electricite de France SA(a)	132,766	2,100,934
Engie SA(a)	832,724	12,765,671
EssilorLuxottica SA	4,121	642,194
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	197

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Faurecia SE(a)	15,015	769,318
Iliad SA	269	55,216
Natixis SA(a)	81,427	279,011
Orange SA	291,524	3,470,601
Peugeot SA(a)	160,129	4,385,237
Publicis Groupe SA	11,097	551,536
Renault SA(a)	29,089	1,273,282
Rexel SA(a)	209,500	3,306,612
Sanofi	109,371	10,600,568
Societe Generale SA(a)	120,283	2,500,518
Total SE	472,213	20,381,769
Ubisoft Entertainment SA(a)	46,500	4,481,140
Valeo SA	19,689	776,618
Veolia Environnement SA	289,200	7,130,901
Vivendi SA	110,600	3,567,344
Total		122,007,759
Germany 10.6%
Allianz SE, Registered Shares	54,471	13,382,053
BASF SE	20,896	1,651,676
Bayer AG, Registered Shares	118,842	7,001,125
Bayerische Motoren Werke AG	80,361	7,092,389
Commerzbank AG(a)	159,182	1,028,709
Continental AG	9,981	1,485,525
Covestro AG	16,025	987,355
Daimler AG, Registered Shares	205,632	14,575,053
Deutsche Bank AG, Registered Shares(a)	222,232	2,444,327
Deutsche Bank AG, Registered Shares(a)	48,636	530,132
Deutsche Boerse AG	39,200	6,674,675
Deutsche Post AG	119,400	5,914,572
Evonik Industries AG	21,674	708,405
Fresenius SE & Co. KGaA	176,765	8,173,936
Hapag-Lloyd AG	4,428	497,130
HeidelbergCement AG	137,732	10,254,911
Infineon Technologies AG	198,900	7,595,717
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	2,342	695,870
RWE AG	41,287	1,746,740
SAP SE	63,500	8,224,444
Siemens AG, Registered Shares	80,300	11,566,933
Common Stocks (continued)
Issuer	Shares	Value ($)
Siemens Energy AG(a)	95,550	3,501,860
Talanx AG	65,347	2,540,912
Telefonica Deutschland Holding AG	286,273	788,475
Uniper SE	29,764	1,031,318
Volkswagen AG	7,565	1,577,329
Total		121,671,571
Hong Kong 2.0%
Bank of East Asia Ltd. (The)	51,800	110,814
BOC Hong Kong Holdings Ltd.	37,500	113,671
Cathay Pacific Airways Ltd.(a)	492,545	456,209
CK Asset Holdings Ltd.	836,000	4,277,728
CK Hutchison Holdings Ltd.	1,473,968	10,291,001
CK Infrastructure Holdings Ltd.	53,500	287,316
Guoco Group Ltd.	2,000	23,794
Hang Lung Properties Ltd.	186,000	490,158
Henderson Land Development Co., Ltd.	129,747	504,025
Hongkong Land Holdings Ltd.	142,300	587,723
Kerry Properties Ltd.	8,500	21,499
MTR Corp.	145,028	811,089
New World Development Co., Ltd.	217,159	1,010,313
Sino Land Co., Ltd.	321,838	418,813
Sun Hung Kai Properties Ltd.	166,976	2,135,453
Swire Pacific Ltd., Class A	69,500	382,834
Swire Pacific Ltd., Class B	217,500	203,388
WH Group Ltd.	1,096,500	919,472
Total		23,045,300
Ireland 2.4%
AIB Group PLC(a)	1,792,100	3,680,285
CRH PLC	39,134	1,664,235
CRH PLC, ADR	31,669	1,348,466
DCC PLC	76,300	5,399,175
Flutter Entertainment PLC	3,822	777,147
Linde PLC	16,400	4,321,564
Ryanair Holdings PLC, ADR(a)	19,400	2,133,612
Smurfit Kappa Group PLC	183,000	8,504,297
Total		27,828,781
Isle of Man 0.5%
Entain PLC(a)	390,800	6,061,625

The accompanying Notes to Financial Statements are an integral part of this statement.
198	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Israel 0.4%
Check Point Software Technologies Ltd.(a)	28,800	3,827,808
Israel Discount Bank Ltd.	66,937	258,448
Teva Pharmaceutical Industries Ltd., ADR(a)	30,719	296,438
Total		4,382,694
Italy 2.0%
ENI SpA	115,006	1,200,630
Fiat Chrysler Automobiles NV(a)	404,715	7,311,609
Fiat Chrysler Automobiles NV(a)	3,688	66,716
Intesa Sanpaolo SpA(a)	511,784	1,209,714
Mediobanca Banca di Credito Finanziario SpA(a)	558,793	5,172,650
Prysmian SpA	93,300	3,320,794
Telecom Italia SpA	3,712,318	1,723,073
Telecom Italia SpA, Savings Shares	388,078	202,214
UniCredit SpA(a)	306,376	2,870,559
Total		23,077,959
Japan 24.4%
Aeon Credit Service Co., Ltd.	21,400	256,663
AGC, Inc.	53,000	1,853,359
Air Water, Inc.	17,100	304,264
Aisin Seiki Co., Ltd.	34,700	1,040,626
Alfresa Holdings Corp.	19,900	364,753
Alps Electric Co., Ltd.	7,700	101,601
Amada Holdings Co., Ltd.	53,800	592,025
Aozora Bank Ltd.	10,800	199,702
Asahi Kasei Corp.	140,800	1,443,219
Astellas Pharma, Inc.	473,900	7,337,754
Bank of Kyoto Ltd. (The)	6,200	323,258
Bridgestone Corp.	10,000	327,959
Brother Industries Ltd.	10,100	208,499
Canon Marketing Japan, Inc.	9,100	207,964
Canon, Inc.	7,300	141,419
Chiba Bank Ltd. (The)	61,900	341,581
Chugoku Bank Ltd. (The)	24,000	192,602
Coca-Cola Bottlers Japan Holdings, Inc.	14,125	220,637
Concordia Financial Group Ltd.	123,500	435,656
Credit Saison Co., Ltd.	26,900	309,694
Dai Nippon Printing Co., Ltd.	30,300	545,026
Common Stocks (continued)
Issuer	Shares	Value ($)
Daicel Corp.	51,300	374,967
Dai-ichi Life Holdings, Inc.	65,500	986,784
Daio Paper Corp.	12,800	248,513
Daiwa House Industry Co., Ltd.	3,800	112,984
Daiwa Securities Group, Inc.	124,500	567,077
Denka Co., Ltd.	114,300	4,469,335
Denso Corp.	17,800	1,059,470
Dentsu Group, Inc.	29,500	877,975
DIC Corp.	11,500	290,798
Dowa Holdings	11,400	413,256
Ebara Corp.	17,200	562,924
ENEOS Holdings, Inc.	296,400	1,064,581
FANUC Corp.	34,700	8,565,664
Fuji Media Holdings, Inc.	11,100	118,469
FUJIFILM Holdings Corp.	3,100	163,531
Fujitsu Ltd.	33,400	4,827,484
Fukuoka Financial Group, Inc.	22,400	399,279
Fukuyama Transporting Co., Ltd.	4,900	206,538
Fuyo General Lease Co., Ltd.	2,600	172,237
Hachijuni Bank Ltd. (The)	60,700	202,211
Hankyu Hanshin Holdings, Inc.	17,700	588,739
Haseko Corp.	30,000	344,332
Hino Motors Ltd.	70,000	597,575
Hitachi Capital Corp.	13,200	319,376
Hitachi Ltd.	285,400	11,264,542
Hitachi Metals Ltd.	7,200	109,468
Honda Motor Co., Ltd.	251,900	7,107,686
Idemitsu Kosan Co., Ltd.	27,500	605,465
IHI Corp.	29,400	585,342
Iida Group Holdings Co., Ltd.	22,500	454,909
Inpex Corp.	175,400	945,811
Isetan Mitsukoshi Holdings Ltd.	45,100	267,422
Isuzu Motors Ltd.	140,300	1,335,605
ITOCHU Corp.	30,400	874,308
Itoham Yonekyu Holdings, Inc.	20,000	130,538
Iyo Bank Ltd. (The)	37,500	235,587
J. Front Retailing Co., Ltd.	49,300	391,004
Japan Airlines Co., Ltd.(a)	178,000	3,432,607
Japan Post Holdings Co., Ltd.	77,700	605,216

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	199

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
JFE Holdings, Inc.(a)	76,100	730,659
JGC Holdings Corp.	22,100	206,993
JSR Corp.	4,600	128,260
JTEKT Corp.	59,800	464,382
Kajima Corp.	88,100	1,181,862
Kamigumi Co., Ltd.	16,100	294,121
Kaneka Corp.	13,400	469,456
Kawasaki Heavy Industries Ltd.(a)	30,200	681,969
Kinden Corp.	18,600	302,890
Kirin Holdings Co., Ltd.	179,900	4,247,978
Konica Minolta, Inc.	19,900	76,201
K’s Holdings Corp.	27,800	387,359
Kuraray Co., Ltd.	88,600	943,339
Kyocera Corp.	100,900	6,193,082
Kyushu Financial Group, Inc.	52,800	216,842
Lixil Corp.	30,800	667,949
Marubeni Corp.	154,100	1,026,678
Maruichi Steel Tube Ltd.	8,000	177,218
Matsumotokiyoshi Holdings Co., Ltd.	62,200	2,652,993
Mazda Motor Corp.	71,700	479,953
Mebuki Financial Group, Inc.	71,250	140,387
Medipal Holdings Corp.	16,200	304,646
Mitsubishi Chemical Holdings Corp.	188,100	1,139,575
Mitsubishi Corp.	93,700	2,309,878
Mitsubishi Gas Chemical Co., Inc.	25,300	581,784
Mitsubishi Heavy Industries Ltd.	47,500	1,454,739
Mitsubishi Logistics Corp.	8,200	245,967
Mitsubishi Materials Corp.	31,400	661,475
Mitsubishi Motors Corp.(a)	84,400	177,574
Mitsubishi UFJ Financial Group, Inc.	589,600	2,610,525
Mitsubishi UFJ Lease & Finance Co., Ltd.	170,700	819,682
Mitsui & Co., Ltd.	80,700	1,479,578
Mitsui Chemicals, Inc.	44,700	1,313,077
Mitsui Fudosan Co., Ltd.	80,800	1,691,917
Mitsui OSK Lines Ltd.	23,700	725,303
Mizuho Financial Group, Inc.	114,540	1,453,763
MS&AD Insurance Group Holdings, Inc.	28,300	861,029
Nagase & Co., Ltd.	16,100	235,325
NEC Corp.	16,600	891,580
Common Stocks (continued)
Issuer	Shares	Value ($)
NGK Insulators Ltd.	47,000	726,231
NGK Spark Plug Co., Ltd.	23,200	396,185
NH Foods Ltd.	7,000	308,311
Nikon Corp.	42,300	267,246
Nintendo Co., Ltd.	14,500	9,308,151
Nippo Corp.	16,300	446,608
Nippon Electric Glass Co., Ltd.	12,400	271,635
Nippon Express Co., Ltd.	18,800	1,264,615
Nippon Shokubai Co., Ltd.	7,400	414,964
Nippon Steel Corp.(a)	72,800	938,915
Nippon Yusen KK	43,700	1,019,555
Nipro Corp.	14,800	174,282
Nissan Motor Co., Ltd.(a)	412,200	2,234,293
NOK Corp.	19,000	204,334
Nomura Holdings, Inc.	164,600	870,252
Nomura Real Estate Holdings, Inc.	30,700	680,730
NSK Ltd.	62,600	544,783
Obayashi Corp.	150,800	1,302,093
Oji Holdings Corp.	209,800	1,194,412
Olympus Corp.	368,700	8,072,279
ORIX Corp.	747,700	11,502,705
Panasonic Corp.	59,000	687,777
Rakuten, Inc.(a)	711,800	6,849,533
Rengo Co., Ltd.	33,200	278,277
Resona Holdings, Inc.	170,250	596,006
Ricoh Co., Ltd.	161,600	1,062,663
Rohm Co., Ltd.	6,800	659,197
Sankyo Co., Ltd.	5,000	135,288
Sega Sammy Holdings, Inc.	214,100	3,379,756
Seiko Epson Corp.	19,500	289,773
Seino Holdings Corp.	21,600	304,809
Sekisui House Ltd.	41,800	851,541
Seven & I Holdings Co., Ltd.	306,300	10,846,265
Shimamura Co., Ltd.	3,600	378,270
Shimizu Corp.	138,600	1,008,911
Shinsei Bank Ltd.	19,800	244,606
Shizuoka Bank Ltd. (The)	47,400	347,931
Showa Denko KK	23,800	507,837
Sojitz Corp.	164,700	367,792

The accompanying Notes to Financial Statements are an integral part of this statement.
200	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Sompo Holdings, Inc.	21,600	875,726
Sony Corp.	193,700	19,518,779
Square Enix Holdings Co., Ltd.	83,400	5,056,597
Subaru Corp.	22,600	452,202
Sumitomo Chemical Co., Ltd.	362,200	1,459,949
Sumitomo Corp.	103,700	1,374,331
Sumitomo Electric Industries Ltd.	155,900	2,065,799
Sumitomo Forestry Co., Ltd.	27,900	583,679
Sumitomo Heavy Industries Ltd.	19,800	489,396
Sumitomo Metal Mining Co., Ltd.	18,200	809,554
Sumitomo Mitsui Financial Group, Inc.	348,300	10,796,657
Sumitomo Mitsui Trust Holdings, Inc.	29,600	913,300
Sumitomo Realty & Development Co., Ltd.	10,700	330,339
Sumitomo Rubber Industries Ltd.	54,800	471,514
Suzuken Co., Ltd.	8,500	307,479
Suzuki Motor Corp.	15,800	732,417
T&D Holdings, Inc.	75,100	888,347
Taiheiyo Cement Corp.	25,000	626,228
Taisho Pharmaceutical Holdings Co., Ltd.	4,000	269,725
Takeda Pharmaceutical Co., Ltd.	20,727	750,097
TBS Holdings, Inc.	6,900	121,355
Teijin Ltd.	40,200	756,488
THK Co., Ltd.	7,700	249,025
Toda Corp.	32,000	211,975
Tokai Carbon Co., Ltd.	30,000	375,591
Tokio Marine Holdings, Inc.	5,500	283,369
Tokyo Tatemono Co., Ltd.	27,100	372,068
Tokyu Fudosan Holdings Corp	147,200	786,286
Toppan Printing Co., Ltd.	29,900	422,235
Toray Industries, Inc.	129,300	766,931
Toshiba Corp.	242,700	6,797,643
Tosoh Corp.	63,400	990,572
Toyo Seikan Group Holdings Ltd.	20,300	222,313
Toyo Tire Corp.	16,400	249,575
Toyoda Gosei Co., Ltd.	15,400	446,820
Toyota Boshoku Corp.	15,000	243,610
Toyota Industries Corp.	157,200	12,489,716
Toyota Motor Corp.	198,874	15,347,131
Toyota Tsusho Corp.	25,900	1,048,083
Common Stocks (continued)
Issuer	Shares	Value ($)
TS Tech Co., Ltd.	7,900	243,989
Tsumura & Co.	3,600	108,276
Ube Industries Ltd.	20,800	378,013
Universal Entertainment Corp.(a)	2,800	64,686
Yamada Holdings Co., Ltd.	102,200	542,991
Yamaha Motor Co., Ltd.	44,000	898,085
Yokohama Rubber Co., Ltd. (The)	33,100	493,091
Zeon Corp.	26,300	377,804
Total		278,254,505
Luxembourg 1.0%
ArcelorMittal SA(a)	469,771	10,743,642
Millicom International Cellular SA, SDR(a)	8,970	352,843
Total		11,096,485
Netherlands 4.8%
ABN AMRO Bank NV(a)	38,373	376,013
Aegon NV	71,622	285,691
Airbus Group SE(a)	11,600	1,273,033
Akzo Nobel NV	2,657	285,188
ASML Holding NV	14,700	7,117,406
EXOR NV	31,300	2,542,409
Heineken Holding NV	82,120	7,729,803
Heineken NV	10,263	1,143,698
ING Groep NV(a)	290,474	2,700,782
Koninklijke Ahold Delhaize NV	266,410	7,515,782
Koninklijke DSM NV	14,295	2,458,328
Koninklijke Philips NV(a)	242,705	13,073,924
Koninklijke Vopak NV	3,799	199,519
NN Group NV	25,530	1,103,668
NXP Semiconductors NV	31,300	4,977,013
Randstad NV(a)	25,671	1,661,753
Total		54,444,010
New Zealand 0.2%
Auckland International Airport Ltd.(a)	105,892	579,083
Chorus Ltd.	5,438	30,935
EBOS Group Ltd.	14,061	290,750
Fletcher Building Ltd.(a)	167,813	713,931
Fonterra Co-operative Group Ltd.	29,343	92,530

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	201

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Ryman Healthcare Ltd.	12,292	134,856
Total		1,842,085
Norway 0.9%
DNB ASA(a)	104,412	2,046,017
Equinor ASA	32,700	551,861
Mowi ASA	265,200	5,907,595
Norsk Hydro ASA	232,826	1,083,590
SpareBank 1 SR-Bank ASA(a)	22,923	243,394
Storebrand ASA(a)	70,516	528,246
Yara International ASA	11,328	469,948
Total		10,830,651
Portugal 0.0%
Banco Espirito Santo SA, Registered Shares(a),(b),(c)	533,756	1
Singapore 1.1%
BOC Aviation Ltd.	46,800	405,078
CapitaLand Ltd.	405,600	1,006,403
City Developments Ltd.	101,000	608,843
DBS Group Holdings Ltd.	376,600	7,136,845
Frasers Property Ltd.	88,900	83,379
Jardine Cycle & Carriage Ltd.	4,200	62,223
Keppel Corp., Ltd.	270,600	1,101,988
Olam International Ltd.	146,000	169,155
Oversea-Chinese Banking Corp., Ltd.	44,793	341,345
Singapore Airlines Ltd.(a)	395,050	1,281,829
UOL Group Ltd.	65,389	381,288
Total		12,578,376
South Korea 0.8%
Samsung Electronics Co., Ltd.	124,100	9,267,232
Spain 1.1%
Banco Bilbao Vizcaya Argentaria SA	70,413	349,010
Banco Bilbao Vizcaya Argentaria SA, ADR	156,126	771,262
Banco Santander SA(a)	2,212,495	6,899,309
Bankia SA	137,224	244,278
EDP Renovaveis SA	45,119	1,256,728
Repsol SA	37,129	374,042
Siemens Gamesa Renewable Energy SA	79,800	3,240,386
Total		13,135,015
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 2.7%
Annehem Fastigheter AB, Class B(a)	5,417	20,838
Billerudkorsnas AB	36,604	644,190
Boliden AB	71,925	2,551,710
Dometic Group AB(a),(d)	39,580	524,892
Getinge AB, Series CPO	34,918	817,140
Holmen AB, Class B	9,751	467,613
ICA Gruppen AB	7,624	381,358
Intrum Justitia AB	2,447	63,808
Investor AB, Class B	83,600	6,084,687
Lundin Energy AB	33,600	910,649
Peab AB, Class B(a)	27,086	295,054
Saab AB, Class B(a)	12,858	374,119
Skandinaviska Enskilda Banken AB, Class A(a)	178,975	1,842,993
SKF AB, Class B	47,399	1,233,287
Svenska Cellulosa AB SCA, Class A(a)	12,348	222,448
Svenska Cellulosa AB, Class B(a)	67,964	1,188,292
Svenska Handelsbanken AB, Class A(a)	77,906	785,295
Svenska Handelsbanken AB, Class B(a)	4,569	50,923
Swedbank AB, Class A(a)	51,813	908,820
Telia Co. AB	452,159	1,867,351
Trelleborg AB, Class B(a)	28,341	629,511
Volvo AB(a)	17,596	419,352
Volvo AB, B Shares(a)	354,009	8,380,492
Total		30,664,822
Switzerland 10.1%
ABB Ltd.	570,505	16,002,215
Adecco Group AG, Registered Shares	30,814	2,052,316
Alcon, Inc.(a)	123,589	8,205,833
Baloise Holding AG, Registered Shares	5,930	1,053,595
Banque Cantonale Vaudoise, Registered Shares	2,050	223,140
Cie Financiere Richemont SA, Class A, Registered Shares	45,343	4,096,379
Clariant AG, Registered Shares	9,546	202,528
Credit Suisse Group AG, Registered Shares	118,622	1,531,514
Julius Baer Group Ltd.	35,685	2,055,867
LafargeHolcim Ltd., Registered Shares(a)	50,271	2,759,265
Lonza Group AG, Registered Shares	6,640	4,277,268
Nestlé SA, Registered Shares	118,800	14,043,504

The accompanying Notes to Financial Statements are an integral part of this statement.
202	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Value Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Novartis AG, ADR	31,960	3,017,983
Novartis AG, Registered Shares	179,016	16,855,780
Roche Holding AG, Genusschein Shares	17,800	6,199,714
Swatch Group AG (The)	3,812	1,036,266
Swatch Group AG (The), Registered Shares	6,900	364,127
Swiss Life Holding AG, Registered Shares	3,826	1,784,716
Swiss Prime Site AG	5,634	552,311
Swiss Re AG	14,172	1,335,189
Swisscom AG	6,499	3,499,955
UBS AG	1,016,651	14,314,282
UBS Group AG, Registered Shares	37,077	523,898
Vifor Pharma AG	6,606	1,038,283
Zurich Insurance Group AG	19,406	8,178,101
Total		115,204,029
United Kingdom 13.9%
3i Group PLC	2,894	45,774
Anglo American PLC	111,975	3,697,667
Antofagasta PLC	51,374	1,007,915
Ashtead Group PLC	127,700	6,014,800
Aviva PLC	2,780,649	12,368,426
Barclays Bank PLC(a)	943,222	1,892,193
Barclays Bank PLC, ADR(a)	40,465	323,315
Barratt Developments PLC(a)	308,654	2,821,748
BHP Group PLC, ADR	48,900	2,593,167
BP PLC	918,647	3,170,016
BP PLC, ADR	260,061	5,336,452
British American Tobacco PLC	168,811	6,269,115
British American Tobacco, ADR	5,312	199,147
British Land Co. PLC (The)	717,500	4,805,467
BT Group PLC(a)	112,177	202,195
Bunzl PLC	94,500	3,155,159
Carnival PLC	19,076	362,830
Glencore PLC(a)	1,550,603	4,924,399
HSBC Holdings PLC, ADR(a)	249,440	6,462,990
IG Group Holdings PLC	95,400	1,120,679
Imperial Brands PLC	185,600	3,892,885
Inchcape PLC(a)	622,800	5,482,675
Informa PLC(a)	394,600	2,950,570
J. Sainsbury PLC	613,588	1,885,991
Common Stocks (continued)
Issuer	Shares	Value ($)
Kingfisher PLC(a)	712,225	2,631,774
Liberty Global PLC, Class C(a)	219,100	5,181,715
Lloyds Banking Group PLC(a)	10,643,437	5,306,370
Melrose Industries PLC(a)	173,342	422,330
NatWest Group PLC(a)	312,959	715,420
NatWest Group PLC, ADR(a)	149,591	676,151
Ninety One PLC	104,646	331,553
Pearson PLC, ADR	71,052	652,257
Persimmon PLC	151,600	5,721,811
Phoenix Group Holdings PLC	51,123	489,912
Royal Dutch Shell PLC, ADR, Class B	290,480	9,763,033
Royal Dutch Shell PLC, Class B	241,675	4,096,082
Savills PLC(a)	89,200	1,163,935
Smith & Nephew PLC	282,200	5,861,995
Standard Chartered PLC(a)	326,854	2,075,505
Standard Life Aberdeen PLC	129,184	495,163
Subsea 7 SA(a)	37,719	387,555
Tesco PLC	3,016,200	9,518,427
Unilever PLC	194,900	11,688,876
Vodafone Group PLC	5,591,683	9,184,277
WPP PLC	113,682	1,231,858
WPP PLC, ADR	5,288	285,975
Total		158,867,549
Total Common Stocks (Cost $1,031,186,687)		1,116,908,505

Preferred Stocks 0.9%
Issuer	Shares	Value ($)
Germany 0.9%
BMW AG	11,454	771,599
Porsche Automobil Holding SE	22,025	1,521,418
Volkswagen AG	42,448	7,932,848
Total		10,225,865
Total Preferred Stocks (Cost $11,108,038)		10,225,865

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	203

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Value Fund, December 31, 2020
Rights 0.0%
Issuer	Shares	Value ($)
Spain 0.0%
Repsol SA(a)	37,129	12,732
Total Rights (Cost $13,030)		12,732

Warrants 0.0%

Switzerland 0.0%
Cie Financiere Richemont SA(a)	131,772	34,234
Total Warrants (Cost $30,618)		34,234

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(e),(f)	8,942,086	8,941,192
Total Money Market Funds (Cost $8,941,192)		8,941,192
Total Investments in Securities (Cost $1,051,279,565)		1,136,122,528
Other Assets & Liabilities, Net		6,404,167
Net Assets		$1,142,526,695

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2020, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $524,892, which represents 0.05% of total net assets.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	4,382,395	329,896,097	(325,337,300)	—	8,941,192	1,863	25,787	8,942,086
Abbreviation Legend
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
204	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Value Fund, December 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	52,624,418	—	52,624,418
Austria	—	341,526	—	341,526
Belgium	—	16,758,683	—	16,758,683
Denmark	—	20,125,311	—	20,125,311
Finland	—	2,798,118	—	2,798,118
France	—	122,007,759	—	122,007,759
Germany	530,132	121,141,439	—	121,671,571
Hong Kong	—	23,045,300	—	23,045,300
Ireland	7,803,642	20,025,139	—	27,828,781
Isle of Man	—	6,061,625	—	6,061,625
Israel	4,124,246	258,448	—	4,382,694
Italy	66,716	23,011,243	—	23,077,959
Japan	—	278,254,505	—	278,254,505
Luxembourg	—	11,096,485	—	11,096,485
Netherlands	4,977,013	49,466,997	—	54,444,010
New Zealand	—	1,842,085	—	1,842,085
Norway	—	10,830,651	—	10,830,651
Portugal	—	—	1	1
Singapore	—	12,578,376	—	12,578,376
South Korea	—	9,267,232	—	9,267,232
Spain	771,262	12,363,753	—	13,135,015
Sweden	—	30,664,822	—	30,664,822
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	205

Portfolio of Investments   (continued)
Variable Portfolio – Partners International Value Fund, December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Switzerland	3,541,881	111,662,148	—	115,204,029
United Kingdom	31,474,202	127,393,347	—	158,867,549
Total Common Stocks	53,289,094	1,063,619,410	1	1,116,908,505
Preferred Stocks
Germany	—	10,225,865	—	10,225,865
Total Preferred Stocks	—	10,225,865	—	10,225,865
Rights
Spain	—	12,732	—	12,732
Total Rights	—	12,732	—	12,732
Warrants
Consumer Discretionary	—	34,234	—	34,234
Total Warrants	—	34,234	—	34,234
Money Market Funds	8,941,192	—	—	8,941,192
Total Investments in Securities	62,230,286	1,073,892,241	1	1,136,122,528
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
206	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 0.9%
Interactive Media & Services 0.1%
EverQuote, Inc., Class A(a)	24,945	931,696
Media 0.8%
Cardlytics, Inc.(a)	34,630	4,944,125
TechTarget, Inc.(a)	28,763	1,700,181
Total		6,644,306
Total Communication Services		7,576,002
Consumer Discretionary 13.5%
Auto Components 0.9%
Fox Factory Holding Corp.(a)	39,285	4,152,817
Stoneridge, Inc.(a)	97,652	2,952,020
Total		7,104,837
Automobiles 0.4%
Thor Industries, Inc.	36,116	3,358,427
Diversified Consumer Services 0.1%
Stride, Inc.(a)	32,439	688,680
Hotels, Restaurants & Leisure 2.2%
Cheesecake Factory, Inc. (The)	56,538	2,095,298
Cracker Barrel Old Country Store, Inc.	18,133	2,392,105
Golden Entertainment, Inc.(a)	69,419	1,380,744
Lindblad Expeditions Holdings, Inc.(a)	119,817	2,051,267
Papa John’s International, Inc.	44,210	3,751,219
Wingstop, Inc.	47,054	6,237,008
Total		17,907,641
Household Durables 2.6%
Installed Building Products, Inc.(a)	49,338	5,029,022
iRobot Corp.(a)	25,861	2,076,380
LGI Homes, Inc.(a)	39,556	4,187,003
Purple Innovation, Inc.(a)	169,265	5,575,589
Skyline Champion Corp.(a)	48,061	1,487,007
Sonos, Inc.(a)	84,257	1,970,771
Universal Electronics, Inc.(a)	21,839	1,145,674
Total		21,471,446
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail 2.6%
CarParts.com, Inc.(a)	231,692	2,870,664
Fiverr International Ltd.(a)	25,865	5,046,262
Magnite, Inc.(a)	272,540	8,369,703
PetMed Express, Inc.	56,621	1,815,269
Quotient Technology, Inc.(a)	135,502	1,276,429
Shutterstock, Inc.	27,423	1,966,229
Total		21,344,556
Leisure Products 0.8%
YETI Holdings, Inc.(a)	95,666	6,550,251
Specialty Retail 1.9%
Boot Barn Holdings, Inc.(a)	127,575	5,531,652
Leslie’s, Inc.(a)	34,157	947,857
Lithia Motors, Inc., Class A	13,440	3,933,485
Monro, Inc.	61,766	3,292,128
Sleep Number Corp.(a)	25,162	2,059,761
Total		15,764,883
Textiles, Apparel & Luxury Goods 2.0%
Crocs, Inc.(a)	127,225	7,971,918
Deckers Outdoor Corp.(a)	17,074	4,896,482
G-III Apparel Group Ltd.(a)	106,791	2,535,218
Steven Madden Ltd.	35,047	1,237,860
Total		16,641,478
Total Consumer Discretionary		110,832,199
Consumer Staples 2.8%
Beverages 0.4%
Celsius Holdings, Inc.(a)	66,930	3,367,248
Food & Staples Retailing 0.9%
Performance Food Group, Inc.(a)	94,483	4,498,336
Sprouts Farmers Market, Inc.(a)	58,810	1,182,081
The Chefs’ Warehouse(a)	63,065	1,620,140
Total		7,300,557
Food Products 1.3%
Freshpet, Inc.(a)	60,203	8,548,224
Vital Farms, Inc.(a)	99,701	2,523,432
Total		11,071,656
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	207

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 0.2%
Central Garden & Pet Co., Class A(a)	37,839	1,374,691
Total Consumer Staples		23,114,152
Energy 0.3%
Energy Equipment & Services 0.1%
Core Laboratories NV	30,600	811,206
Oil, Gas & Consumable Fuels 0.2%
Renewable Energy Group, Inc.(a)	27,866	1,973,470
Total Energy		2,784,676
Financials 5.3%
Banks 0.3%
Hilltop Holdings, Inc.	86,028	2,366,630
Capital Markets 1.4%
Assetmark Financial Holdings, Inc.(a)	75,684	1,831,553
Cohen & Steers, Inc.	72,109	5,357,699
Open Lending Corp., Class A(a)	22,776	796,249
Stifel Financial Corp.	76,170	3,843,538
Total		11,829,039
Consumer Finance 1.3%
Green Dot Corp., Class A(a)	40,189	2,242,546
LendingTree, Inc.(a)	24,626	6,742,353
PRA Group, Inc.(a)	54,452	2,159,566
Total		11,144,465
Insurance 1.9%
AMERISAFE, Inc.	20,615	1,183,920
CNO Financial Group, Inc.	102,127	2,270,283
Goosehead Insurance, Inc., Class A	17,753	2,214,864
Kinsale Capital Group, Inc.	43,229	8,651,420
Primerica, Inc.	9,310	1,246,888
Total		15,567,375
Thrifts & Mortgage Finance 0.4%
Axos Financial, Inc.(a)	78,612	2,950,308
Total Financials		43,857,817
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 33.3%
Biotechnology 10.8%
ACADIA Pharmaceuticals, Inc.(a)	24,238	1,295,763
Agios Pharmaceuticals, Inc.(a)	27,496	1,191,402
Albireo Pharma, Inc.(a)	30,865	1,157,746
Aldeyra Therapeutics, Inc.(a)	156,558	1,073,988
Amicus Therapeutics, Inc.(a)	69,993	1,616,138
Arcutis Biotherapeutics, Inc.(a)	115,017	3,235,428
Arena Pharmaceuticals, Inc.(a)	32,075	2,464,322
Biohaven Pharmaceutical Holding Co., Ltd.(a)	15,815	1,355,504
CareDx, Inc.(a)	40,589	2,940,673
Castle Biosciences, Inc.(a)	133,093	8,937,195
ChemoCentryx, Inc.(a)	15,815	979,265
Coherus Biosciences, Inc.(a)	72,283	1,256,279
Deciphera Pharmaceuticals, Inc.(a)	44,192	2,522,037
Dicerna Pharmaceuticals, Inc.(a)	51,595	1,136,638
Eagle Pharmaceuticals, Inc.(a)	57,327	2,669,718
Emergent BioSolutions, Inc.(a)	16,260	1,456,896
Fate Therapeutics, Inc.(a)	21,380	1,944,083
Frequency Therapeutics, Inc.(a)	50,549	1,782,358
Halozyme Therapeutics, Inc.(a)	306,545	13,092,537
Insmed, Inc.(a)	126,093	4,197,636
Invitae Corp.(a)	38,490	1,609,267
Natera, Inc.(a)	75,673	7,530,977
Protagonist Therapeutics, Inc.(a)	66,180	1,334,189
PTC Therapeutics, Inc.(a)	27,187	1,659,223
Puma Biotechnology, Inc.(a)	96,411	989,177
Radius Health, Inc.(a)	65,283	1,165,954
Sangamo Therapeutics, Inc.(a)	108,549	1,693,907
Travere Therapeutics, Inc.(a)	55,054	1,500,497
Vericel Corp.(a)	439,962	13,586,027
Xencor, Inc.(a)	30,673	1,338,263
Total		88,713,087
Health Care Equipment & Supplies 7.9%
Acutus Medical, Inc.(a)	67,260	1,937,761
AtriCure, Inc.(a)	28,748	1,600,401
AxoGen, Inc.(a)	98,257	1,758,800
Cantel Medical Corp.	44,840	3,536,082
Cardiovascular Systems, Inc.(a)	35,571	1,556,587

The accompanying Notes to Financial Statements are an integral part of this statement.
208	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Haemonetics Corp.(a)	11,336	1,346,150
ICU Medical, Inc.(a)	20,350	4,364,872
Integer Holdings Corp.(a)	47,909	3,889,732
iRhythm Technologies, Inc.(a)	45,335	10,753,915
Mesa Laboratories, Inc.	5,565	1,595,152
Neogen Corp.(a)	18,854	1,495,122
NuVasive, Inc.(a)	32,081	1,807,123
OrthoPediatrics Corp.(a)	68,730	2,835,113
Outset Medical, Inc.(a)	27,510	1,563,668
Pulmonx Corp.(a)	47,515	3,279,485
Shockwave Medical, Inc.(a)	71,266	7,391,710
SI-BONE, Inc.(a)	180,658	5,401,674
Silk Road Medical, Inc.(a)	27,385	1,724,707
Tandem Diabetes Care, Inc.(a)	35,925	3,437,304
Vapotherm, Inc.(a)	103,900	2,790,754
Varex Imaging Corp.(a)	72,822	1,214,671
Total		65,280,783
Health Care Providers & Services 5.3%
AdaptHealth Corp.(a)	162,400	6,099,744
Addus HomeCare Corp.(a)	52,225	6,115,025
AMN Healthcare Services, Inc.(a)	70,948	4,842,201
BioTelemetry, Inc.(a)	78,366	5,648,621
HealthEquity, Inc.(a)	63,800	4,447,498
LHC Group, Inc.(a)	31,221	6,660,064
Option Care Health, Inc.(a)	97,095	1,518,566
R1 RCM, Inc.(a)	84,017	2,018,088
Select Medical Holdings Corp.(a)	56,709	1,568,571
U.S. Physical Therapy, Inc.	39,300	4,725,825
Total		43,644,203
Health Care Technology 3.1%
HMS Holdings Corp.(a)	83,865	3,082,039
Inovalon Holdings, Inc., Class A(a)	59,870	1,087,838
Inspire Medical Systems, Inc.(a)	24,495	4,607,264
Omnicell, Inc.(a)	79,721	9,568,114
Phreesia, Inc.(a)	126,215	6,848,426
Total		25,193,681
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 4.9%
Adaptive Biotechnologies Corp.(a)	25,805	1,525,850
Bruker Corp.	99,078	5,363,092
Codexis, Inc.(a)	285,131	6,224,410
Medpace Holdings, Inc.(a)	59,316	8,256,787
NeoGenomics, Inc.(a)	244,155	13,145,305
Pra Health Sciences, Inc.(a)	37,828	4,745,144
Quanterix Corp.(a)	32,004	1,488,186
Total		40,748,774
Pharmaceuticals 1.3%
Collegium Pharmaceutical, Inc.(a)	57,059	1,142,892
Pacira Pharmaceuticals, Inc.(a)	76,255	4,563,099
Revance Therapeutics, Inc.(a)	59,715	1,692,323
Supernus Pharmaceuticals, Inc.(a)	124,836	3,140,874
Total		10,539,188
Total Health Care		274,119,716
Industrials 14.8%
Aerospace & Defense 1.9%
Kratos Defense & Security Solutions, Inc.(a)	360,750	9,895,372
Mercury Systems, Inc.(a)	63,409	5,583,797
Total		15,479,169
Air Freight & Logistics 0.7%
Echo Global Logistics, Inc.(a)	40,392	1,083,313
Forward Air Corp.	38,427	2,952,731
HUB Group, Inc., Class A(a)	24,787	1,412,859
Total		5,448,903
Building Products 0.6%
AZEK Co., Inc. (The)(a)	7,465	287,029
Builders FirstSource, Inc.(a)	44,463	1,814,535
CSW Industrials, Inc.	13,331	1,491,872
Gibraltar Industries, Inc.(a)	18,708	1,345,854
Total		4,939,290
Commercial Services & Supplies 1.4%
Casella Waste Systems, Inc., Class A(a)	152,685	9,458,836
Healthcare Services Group, Inc.	88,362	2,482,972
Total		11,941,808

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	209

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 0.7%
Construction Partners, Inc., Class A(a)	34,745	1,011,427
Dycom Industries, Inc.(a)	47,859	3,614,312
EMCOR Group, Inc.	15,690	1,435,007
Total		6,060,746
Electrical Equipment 1.1%
American Superconductor Corp.(a)	49,767	1,165,543
Bloom Energy Corp., Class A(a)	63,475	1,819,194
TPI Composites, Inc.(a)	123,541	6,520,494
Total		9,505,231
Machinery 4.1%
Albany International Corp., Class A	44,023	3,232,169
Astec Industries, Inc.	19,899	1,151,754
Chart Industries, Inc.(a)	63,262	7,451,631
Evoqua Water Technologies Corp.(a)	56,661	1,528,714
Mueller Industries, Inc.	44,504	1,562,535
Mueller Water Products, Inc., Class A	110,117	1,363,249
Proto Labs, Inc.(a)	38,405	5,891,327
Rexnord Corp.	216,280	8,540,897
Tennant Co.	20,073	1,408,522
Watts Water Technologies, Inc., Class A	14,557	1,771,587
Total		33,902,385
Professional Services 2.1%
ASGN, Inc.(a)	112,775	9,420,096
Huron Consulting Group, Inc.(a)	33,272	1,961,384
ICF International, Inc.	17,362	1,290,518
Insperity, Inc.	54,203	4,413,208
Total		17,085,206
Road & Rail 0.5%
Marten Transport Ltd.	28,501	491,072
Saia, Inc.(a)	19,055	3,445,144
Total		3,936,216
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 1.7%
Applied Industrial Technologies, Inc.	60,490	4,717,615
NOW, Inc.(a)	193,320	1,388,038
SiteOne Landscape Supply, Inc.(a)	26,100	4,140,243
Systemax, Inc.	103,834	3,726,602
Total		13,972,498
Total Industrials		122,271,452
Information Technology 25.0%
Communications Equipment 0.3%
Netscout Systems, Inc.(a)	40,659	1,114,870
Viavi Solutions, Inc.(a)	75,945	1,137,276
Total		2,252,146
Electronic Equipment, Instruments & Components 3.3%
ePlus, Inc.(a)	32,030	2,817,039
Fabrinet(a)	45,582	3,536,707
II-VI, Inc.(a)	84,842	6,444,598
Novanta, Inc.(a)	57,225	6,765,140
Plexus Corp.(a)	56,163	4,392,508
Rogers Corp.(a)	11,602	1,801,675
TTM Technologies, Inc.(a)	92,487	1,275,858
Total		27,033,525
IT Services 2.2%
Endava PLC, ADR(a)	52,648	4,040,734
Evo Payments, Inc., Class A(a)	183,410	4,953,904
ExlService Holdings, Inc.(a)	16,144	1,374,339
I3 Verticals, Inc.(a)	98,879	3,282,783
LiveRamp Holdings, Inc.(a)	39,043	2,857,557
TTEC Holdings, Inc.	24,912	1,816,832
Total		18,326,149
Semiconductors & Semiconductor Equipment 5.9%
Advanced Energy Industries, Inc.(a)	51,032	4,948,573
Allegro MicroSystems LLC(a)	73,140	1,949,912
Allegro MicroSystems, Inc.(a)	10,124	269,906
Ambarella, Inc.(a)	44,591	4,094,346
Brooks Automation, Inc.	18,926	1,284,129
Cohu, Inc.	48,597	1,855,433
Diodes, Inc.(a)	58,875	4,150,687
Formfactor, Inc.(a)	43,312	1,863,282

The accompanying Notes to Financial Statements are an integral part of this statement.
210	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Impinj, Inc.(a)	54,618	2,286,856
Inphi Corp.(a)	31,199	5,006,504
Photronics, Inc.(a)	95,924	1,070,512
Power Integrations, Inc.	52,488	4,296,668
Semtech Corp.(a)	149,953	10,810,112
Silicon Laboratories, Inc.(a)	22,198	2,826,693
Synaptics, Inc.(a)	16,728	1,612,579
Total		48,326,192
Software 13.3%
2U, Inc.(a)	41,013	1,640,930
8x8, Inc.(a)	56,475	1,946,693
Blackline, Inc.(a)	12,077	1,610,830
Box, Inc., Class A(a)	148,134	2,673,819
ChannelAdvisor Corp.(a)	83,766	1,338,581
CommVault Systems, Inc.(a)	28,906	1,600,525
Descartes Systems Group, Inc. (The)(a)	75,770	4,431,030
Domo, Inc., Class B(a)	30,660	1,955,188
Envestnet, Inc.(a)	123,366	10,151,788
Everbridge, Inc.(a)	22,315	3,326,497
j2 Global, Inc.(a)	45,661	4,460,623
Jamf Holding Corp.(a)	49,335	1,476,103
Mimecast Ltd.(a)	55,170	3,135,863
Mitek Systems, Inc.(a)	89,910	1,598,600
Pluralsight, Inc., Class A(a)	62,694	1,314,066
Q2 Holdings, Inc.(a)	86,933	10,999,633
Qualys, Inc.(a)	30,343	3,697,902
Rapid7, Inc.(a)	119,275	10,753,834
Sprout Social, Inc., Class A(a)	116,027	5,268,786
SPS Commerce, Inc.(a)	99,080	10,759,097
Sumo Logic, Inc.(a)	100,371	2,868,603
Talend SA, ADR(a)	147,745	5,664,543
Tenable Holdings, Inc.(a)	39,216	2,049,428
Upland Software, Inc.(a)	91,431	4,195,769
Verint Systems, Inc.(a)	75,094	5,044,815
Vertex, Inc.(a)	50,560	1,762,016
Workiva, Inc.(a)	46,211	4,233,852
Total		109,959,414
Total Information Technology		205,897,426
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 1.1%
Chemicals 0.5%
Balchem Corp.	35,045	4,037,885
Construction Materials 0.4%
Forterra, Inc.(a)	78,818	1,355,276
Summit Materials, Inc., Class A(a)	76,717	1,540,477
Total		2,895,753
Metals & Mining 0.2%
Materion Corp.	27,659	1,762,431
Total Materials		8,696,069
Real Estate 1.8%
Equity Real Estate Investment Trusts (REITS) 1.8%
CareTrust REIT, Inc.	102,124	2,265,110
Community Healthcare Trust, Inc.	56,570	2,665,013
EastGroup Properties, Inc.	10,187	1,406,417
QTS Realty Trust Inc., Class A	112,266	6,947,020
STAG Industrial, Inc.	45,211	1,416,009
Total		14,699,569
Total Real Estate		14,699,569
Utilities 0.4%
Independent Power and Renewable Electricity Producers 0.4%
Ormat Technologies, Inc.	14,741	1,330,817
Sunnova Energy International, Inc.(a)	45,215	2,040,553
Total		3,371,370
Total Utilities		3,371,370
Total Common Stocks (Cost $568,918,777)		817,220,448

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	6,118,024	6,117,413
Total Money Market Funds (Cost $6,117,413)		6,117,413
Total Investments in Securities (Cost: $575,036,190)		823,337,861
Other Assets & Liabilities, Net		314,831
Net Assets		823,652,692

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	211

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	7,334,418	161,000,257	(162,217,464)	202	6,117,413	667	47,010	6,118,024
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	7,576,002	—	—	7,576,002
Consumer Discretionary	110,832,199	—	—	110,832,199
Consumer Staples	23,114,152	—	—	23,114,152
The accompanying Notes to Financial Statements are an integral part of this statement.
212	Variable Portfolio Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Energy	2,784,676	—	—	2,784,676
Financials	43,857,817	—	—	43,857,817
Health Care	274,119,716	—	—	274,119,716
Industrials	122,271,452	—	—	122,271,452
Information Technology	205,897,426	—	—	205,897,426
Materials	8,696,069	—	—	8,696,069
Real Estate	14,699,569	—	—	14,699,569
Utilities	3,371,370	—	—	3,371,370
Total Common Stocks	817,220,448	—	—	817,220,448
Money Market Funds	6,117,413	—	—	6,117,413
Total Investments in Securities	823,337,861	—	—	823,337,861
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	213

Statement of Assets and Liabilities
December 31, 2020
	CTIVP® – American Century Diversified Bond Fund	CTIVP® – CenterSquare Real Estate Fund	CTIVP® – Los Angeles Capital Large Cap Growth Fund	CTIVP® – MFS® Value Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,282,333,543, $227,880,431, $1,021,139,471, $1,362,219,279, respectively)	$3,422,531,199	$247,501,432	$1,578,041,287	$1,766,727,528
Affiliated issuers (cost $64,595,133, $790,933, $22,205,577, $21,944,648, respectively)	64,595,133	790,933	22,205,577	21,944,648
Foreign currency (cost $3, $—, $—, $—, respectively)	3	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	1,074,784	—	—	—
Receivable for:
Investments sold	969,457	—	—	155,641
Investments sold on a delayed delivery basis	58,000,444	—	—	—
Capital shares sold	—	774	—	1,149
Dividends	5,503	919,628	247,407	1,704,345
Interest	18,611,390	—	—	—
Foreign tax reclaims	86,158	745	—	110,780
Variation margin for futures contracts	148,754	—	—	—
Prepaid expenses	8,934	1,915	5,192	4,160
Total assets	3,566,031,759	249,215,427	1,600,499,463	1,790,648,251
Liabilities
Due to custodian	13,076	—	—	18,017
Unrealized depreciation on forward foreign currency exchange contracts	890,423	—	—	—
Cash collateral due to broker for:
Foreign forward currency exchange contracts	130,000	—	—	—
TBA	1,478,737	—	—	—
Payable for:
Investments purchased	—	—	—	167,581
Investments purchased on a delayed delivery basis	485,717,912	—	—	—
Capital shares purchased	3,293,888	16,922	3,324,181	3,328,723
Variation margin for futures contracts	263,144	—	—	—
Management services fees	40,188	5,048	29,946	33,081
Distribution and/or service fees	149	174	144	459
Service fees	976	1,302	912	3,064
Compensation of board members	186,221	51,489	109,732	126,982
Compensation of chief compliance officer	671	50	383	367
Audit fees	14,750	14,750	14,750	14,750
Other expenses	53,630	8,039	15,337	17,033
Total liabilities	492,083,765	97,774	3,495,385	3,710,057
Net assets applicable to outstanding capital stock	$3,073,947,994	$249,117,653	$1,597,004,078	$1,786,938,194
Represented by
Paid in capital	2,804,570,388	208,840,668	—	—
Total distributable earnings (loss)	269,377,606	40,276,985	—	—
Trust capital	$—	$—	$1,597,004,078	$1,786,938,194
Total - representing net assets applicable to outstanding capital stock	$3,073,947,994	$249,117,653	$1,597,004,078	$1,786,938,194
Class 1
Net assets	$3,052,173,697	$223,363,492	$1,575,878,907	$1,719,205,052
Shares outstanding	260,514,517	28,139,349	32,945,478	56,923,643
Net asset value per share	$11.72	$7.94	$47.83	$30.20
Class 2
Net assets	$21,774,297	$25,754,161	$21,125,171	$67,733,142
Shares outstanding	1,866,667	3,267,037	453,796	2,301,887
Net asset value per share	$11.66	$7.88	$46.55	$29.43
The accompanying Notes to Financial Statements are an integral part of this statement.
214	Variable Portfolio Funds | Annual Report 2020

Statement of Assets and Liabilities  (continued)
December 31, 2020
	CTIVP® – Morgan Stanley Advantage Fund	CTIVP® – T. Rowe Price Large Cap Value Fund	CTIVP® – TCW Core Plus Bond Fund	CTIVP® – Wells Fargo Short Duration Government Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,107,080,462, $1,388,392,541, $3,053,599,823, $1,532,909,697, respectively)	$1,712,903,074	$1,626,216,192	$3,155,082,453	$1,556,794,745
Affiliated issuers (cost $123,790,002, $13,826,618, $479,955,063, $15,603,818, respectively)	123,790,002	13,826,618	479,955,063	15,603,818
Cash	—	—	208,034	—
Foreign currency (cost $1,466, $—, $—, $—, respectively)	1,488	—	—	—
Margin deposits on:
Futures contracts	—	—	8,842,000	2,042,000
Receivable for:
Investments sold	10,840,106	—	639,937	1,835,300
Investments sold on a delayed delivery basis	—	—	128,112,697	17,400,356
Capital shares sold	1,077	286	9	—
Dividends	115,233	2,896,233	49,062	2,202
Interest	—	—	9,984,285	3,070,126
Foreign tax reclaims	—	153,688	32,295	—
Variation margin for futures contracts	—	—	99,937	47,716
Prepaid expenses	6,278	4,642	9,089	5,075
Total assets	1,847,657,258	1,643,097,659	3,783,014,861	1,596,801,338
Liabilities
Due to custodian	—	—	—	178,311
Payable for:
Investments purchased	12,655,318	957,868	21,293,899	—
Investments purchased on a delayed delivery basis	—	—	582,184,869	31,953,903
Capital shares purchased	551,612	3,576,119	2,949,736	959,042
Variation margin for futures contracts	—	—	—	90,083
Management services fees	33,917	30,519	41,459	18,085
Distribution and/or service fees	288	205	156	426
Service fees	2,054	1,436	973	3,096
Compensation of board members	115,244	128,654	142,056	121,069
Compensation of chief compliance officer	351	306	695	340
Other expenses	30,883	31,413	70,867	41,210
Total liabilities	13,389,667	4,726,520	606,684,710	33,365,565
Net assets applicable to outstanding capital stock	$1,834,267,591	$1,638,371,139	$3,176,330,151	$1,563,435,773
Represented by
Paid in capital	—	—	2,862,133,287	1,503,013,004
Total distributable earnings (loss)	—	—	314,196,864	60,422,769
Trust capital	$1,834,267,591	$1,638,371,139	$—	$—
Total - representing net assets applicable to outstanding capital stock	$1,834,267,591	$1,638,371,139	$3,176,330,151	$1,563,435,773
Class 1
Net assets	$1,792,356,522	$1,608,217,971	$3,153,492,605	$1,501,129,661
Shares outstanding	28,645,724	59,804,728	273,732,183	145,515,179
Net asset value per share	$62.57	$26.89	$11.52	$10.32
Class 2
Net assets	$41,911,069	$30,153,168	$22,837,546	$62,306,112
Shares outstanding	687,887	1,151,539	1,990,945	6,067,016
Net asset value per share	$60.93	$26.19	$11.47	$10.27
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	215

Statement of Assets and Liabilities  (continued)
December 31, 2020
	CTIVP® – Westfield Mid Cap Growth Fund	Variable Portfolio – Partners Core Bond Fund	Variable Portfolio – Partners International Core Equity Fund	Variable Portfolio – Partners International Growth Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $462,203,804, $4,651,167,174, $2,527,116,423, $842,067,706, respectively)	$666,504,179	$4,881,116,819	$3,078,923,078	$1,163,778,673
Affiliated issuers (cost $3,570,640, $126,471,432, $46,484,628, $14,557,976, respectively)	3,570,640	126,471,432	46,484,628	14,557,976
Cash	—	3,034	—	—
Foreign currency (cost $—, $—, $3,510,830, $—, respectively)	—	—	3,515,918	—
Margin deposits on:
Futures contracts	—	—	2,291,256	—
Receivable for:
Investments sold	—	7,021,328	3,103,845	—
Investments sold on a delayed delivery basis	—	249,421,692	—	—
Capital shares sold	26	—	45	930
Dividends	153,261	11,612	2,558,635	222,742
Interest	—	18,804,844	—	—
Foreign tax reclaims	—	127,927	10,897,889	2,519,654
Prepaid expenses	2,732	12,722	7,521	3,853
Total assets	670,230,838	5,282,991,410	3,147,782,815	1,181,083,828
Liabilities
Due to custodian	—	—	—	337
Cash collateral due to broker for:
TBA	—	20,000	—	—
Payable for:
Investments purchased	152,385	26,322,803	3,799,170	115,995
Investments purchased on a delayed delivery basis	—	471,617,806	—	—
Capital shares purchased	768,717	2,884,238	3,088,125	1,688,656
Variation margin for futures contracts	—	—	226,180	—
Foreign capital gains taxes deferred	—	—	—	516,569
Management services fees	14,785	60,936	66,124	28,624
Distribution and/or service fees	209	112	64	306
Service fees	1,460	807	449	1,984
Compensation of board members	68,941	189,238	127,015	118,908
Compensation of chief compliance officer	125	1,040	598	238
Other expenses	23,699	122,329	125,093	65,500
Total liabilities	1,030,321	501,219,309	7,432,818	2,537,117
Net assets applicable to outstanding capital stock	$669,200,517	$4,781,772,101	$3,140,349,997	$1,178,546,711
Represented by
Paid in capital	—	4,331,951,203	2,652,156,375	793,961,131
Total distributable earnings (loss)	—	449,820,898	488,193,622	384,585,580
Trust capital	$669,200,517	$—	$—	$—
Total - representing net assets applicable to outstanding capital stock	$669,200,517	$4,781,772,101	$3,140,349,997	$1,178,546,711
Class 1
Net assets	$638,590,571	$4,765,378,459	$3,131,020,774	$1,134,033,040
Shares outstanding	15,562,898	406,482,422	256,792,600	81,806,213
Net asset value per share	$41.03	$11.72	$12.19	$13.86
Class 2
Net assets	$30,609,946	$16,393,642	$9,329,223	$44,513,671
Shares outstanding	766,995	1,405,556	771,736	3,232,901
Net asset value per share	$39.91	$11.66	$12.09	$13.77
The accompanying Notes to Financial Statements are an integral part of this statement.
216	Variable Portfolio Funds | Annual Report 2020

Statement of Assets and Liabilities  (continued)
December 31, 2020
	Variable Portfolio – Partners International Value Fund	Variable Portfolio – Partners Small Cap Growth Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,042,338,373, $568,918,777, respectively)	$1,127,181,336	$817,220,448
Affiliated issuers (cost $8,941,192, $6,117,413, respectively)	8,941,192	6,117,413
Foreign currency (cost $301,117, $—, respectively)	301,682	—
Receivable for:
Investments sold	2,587,198	375,207
Capital shares sold	107	152
Dividends	1,047,381	140,489
Foreign tax reclaims	4,818,899	—
Expense reimbursement due from Investment Manager	1,063	—
Prepaid expenses	3,749	2,816
Total assets	1,144,882,607	823,856,525
Liabilities
Due to custodian	393	—
Payable for:
Investments purchased	680,319	—
Capital shares purchased	1,481,166	95,713
Management services fees	26,228	19,153
Distribution and/or service fees	143	109
Service fees	984	764
Compensation of board members	102,864	61,561
Compensation of chief compliance officer	223	153
Audit fees	14,750	14,750
Other expenses	48,842	11,630
Total liabilities	2,355,912	203,833
Net assets applicable to outstanding capital stock	$1,142,526,695	$823,652,692
Represented by
Paid in capital	1,167,133,353	—
Total distributable earnings (loss)	(24,606,658)	—
Trust capital	$—	$823,652,692
Total - representing net assets applicable to outstanding capital stock	$1,142,526,695	$823,652,692
Class 1
Net assets	$1,121,635,162	$807,782,659
Shares outstanding	121,158,094	22,936,493
Net asset value per share	$9.26	$35.22
Class 2
Net assets	$20,891,533	$15,870,033
Shares outstanding	2,267,303	462,853
Net asset value per share	$9.21	$34.29
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	217

Statement of Operations
Year Ended December 31, 2020
	CTIVP® – American Century Diversified Bond Fund	CTIVP® – CenterSquare Real Estate Fund	CTIVP® – Los Angeles Capital Large Cap Growth Fund	CTIVP® – MFS® Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$844,289	$5,506,334	$15,035,906	$32,485,779
Dividends — affiliated issuers	531,449	17,842	89,390	56,930
Interest	78,957,629	—	—	—
Interfund lending	1,921	—	—	—
Foreign taxes withheld	—	(239)	—	(454,297)
Total income	80,335,288	5,523,937	15,125,296	32,088,412
Expenses:
Management services fees	14,729,173	1,893,889	11,384,749	9,676,210
Distribution and/or service fees
Class 2	48,166	64,107	41,598	147,923
Service fees	11,549	15,546	9,926	35,956
Compensation of board members	72,165	20,320	45,407	43,314
Custodian fees	57,994	12,006	11,026	21,484
Printing and postage fees	7,579	9,230	7,060	18,341
Audit fees	29,500	29,500	29,500	29,500
Legal fees	39,409	10,935	25,269	22,374
Line of credit interest	—	—	—	224
Interest on collateral	1,334	—	—	—
Interest on interfund lending	—	—	29	1,348
Compensation of chief compliance officer	798	51	397	326
Other	87,017	13,737	40,103	36,119
Total expenses	15,084,684	2,069,321	11,595,064	10,033,119
Net investment income	65,250,604	3,454,616	3,530,232	22,055,293
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	94,989,395	18,347,947	433,913,570	130,155,521
Investments — affiliated issuers	(165)	922	900	918
Foreign currency translations	—	(281)	—	(64,829)
Forward foreign currency exchange contracts	4,451,335	—	—	—
Futures contracts	7,960,379	—	—	—
Swap contracts	(3,329,460)	—	—	—
Net realized gain	104,071,484	18,348,588	433,914,470	130,091,610
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	79,716,709	(28,649,762)	112,210,186	(89,452,527)
Investments — affiliated issuers	—	32	603	281
Foreign currency translations	—	483	—	(176)
Forward foreign currency exchange contracts	(17,554)	—	—	—
Futures contracts	1,338,601	—	—	—
Net change in unrealized appreciation (depreciation)	81,037,756	(28,649,247)	112,210,789	(89,452,422)
Net realized and unrealized gain (loss)	185,109,240	(10,300,659)	546,125,259	40,639,188
Net increase (decrease) in net assets resulting from operations	$250,359,844	$(6,846,043)	$549,655,491	$62,694,481
The accompanying Notes to Financial Statements are an integral part of this statement.
218	Variable Portfolio Funds | Annual Report 2020

Statement of Operations  (continued)
Year Ended December 31, 2020
	CTIVP® – Morgan Stanley Advantage Fund	CTIVP® – T. Rowe Price Large Cap Value Fund	CTIVP® – TCW Core Plus Bond Fund	CTIVP® – Wells Fargo Short Duration Government Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$4,631,146	$43,133,324	$—	$—
Dividends — affiliated issuers	251,041	118,186	1,853,791	206,656
Interest	—	—	64,849,442	25,350,210
Interfund lending	518	859	—	—
Foreign taxes withheld	(28,954)	(1,122,524)	(8,487)	—
Total income	4,853,751	42,129,845	66,694,746	25,556,866
Expenses:
Management services fees	12,657,036	10,009,425	15,079,017	6,596,957
Distribution and/or service fees
Class 2	68,589	61,640	42,006	123,775
Service fees	16,858	15,050	10,165	30,005
Compensation of board members	49,762	45,417	67,834	45,489
Custodian fees	16,354	14,730	46,211	13,699
Printing and postage fees	8,550	8,895	6,768	14,315
Audit fees	32,440	29,500	40,716	29,500
Legal fees	27,487	23,111	39,983	23,895
Interest on collateral	—	—	—	20
Interest on interfund lending	1,398	3	—	—
Compensation of chief compliance officer	337	276	667	250
Other	45,076	75,372	91,687	51,801
Total expenses	12,923,887	10,283,419	15,425,054	6,929,706
Net investment income (loss)	(8,070,136)	31,846,426	51,269,692	18,627,160
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	950,380,335	44,268,698	134,260,319	13,999,241
Investments — affiliated issuers	(4,384)	7,435	(203,033)	3,034
Foreign currency translations	(37,725)	10,545	253	—
Forward foreign currency exchange contracts	—	—	802,104	—
Futures contracts	—	—	26,771,798	4,365,647
Net realized gain	950,338,226	44,286,678	161,631,441	18,367,922
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	216,052,807	(63,350,211)	52,102,441	18,895,385
Investments — affiliated issuers	563	2,081	1,403	—
Foreign currency translations	(755)	(1,462)	—	—
Forward foreign currency exchange contracts	—	—	(453,691)	—
Futures contracts	—	—	2,248,285	171,778
Net change in unrealized appreciation (depreciation)	216,052,615	(63,349,592)	53,898,438	19,067,163
Net realized and unrealized gain (loss)	1,166,390,841	(19,062,914)	215,529,879	37,435,085
Net increase in net assets resulting from operations	$1,158,320,705	$12,783,512	$266,799,571	$56,062,245
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	219

Statement of Operations  (continued)
Year Ended December 31, 2020
	CTIVP® – Westfield Mid Cap Growth Fund	Variable Portfolio – Partners Core Bond Fund	Variable Portfolio – Partners International Core Equity Fund	Variable Portfolio – Partners International Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$2,712,496	$—	$70,517,952	$12,444,091
Dividends — affiliated issuers	45,243	1,228,934	373,370	106,978
Interest	—	108,132,121	—	—
Interfund lending	20	958	325	—
Foreign taxes withheld	(21,511)	(13,958)	(6,679,055)	(1,334,948)
Total income	2,736,248	109,348,055	64,212,592	11,216,121
Expenses:
Management services fees	4,564,897	21,504,181	20,839,358	9,287,227
Distribution and/or service fees
Class 2	62,730	36,903	19,280	89,416
Service fees	15,129	8,917	4,742	21,152
Compensation of board members	25,917	91,415	60,254	38,008
Custodian fees	13,905	86,118	302,353	141,300
Printing and postage fees	8,844	10,440	13,285	21,910
Audit fees	29,500	69,500	106,331	95,074
Legal fees	13,939	54,163	35,124	18,804
Interest on collateral	—	525	—	—
Interest on interfund lending	15	—	—	299
Compensation of chief compliance officer	109	1,015	549	257
Other	20,154	129,237	88,002	51,414
Total expenses	4,755,139	21,992,414	21,469,278	9,764,861
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	—	—	(65,368)
Total net expenses	4,755,139	21,992,414	21,469,278	9,699,493
Net investment income (loss)	(2,018,891)	87,355,641	42,743,314	1,516,628
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	67,683,722	150,160,693	(87,556,907)	63,568,351
Investments — affiliated issuers	7,597	45,317	14,392	2,236
Foreign currency translations	—	—	(1,505,150)	(634,090)
Futures contracts	—	—	1,243,010	—
Net realized gain (loss)	67,691,319	150,206,010	(87,804,655)	62,936,497
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	82,640,695	118,773,708	362,818,839	157,453,258
Investments — affiliated issuers	—	2,362	4,290	—
Foreign currency translations	—	—	917,015	196,320
Futures contracts	—	—	447,313	—
Foreign capital gains tax	—	—	—	(516,569)
Net change in unrealized appreciation (depreciation)	82,640,695	118,776,070	364,187,457	157,133,009
Net realized and unrealized gain	150,332,014	268,982,080	276,382,802	220,069,506
Net increase in net assets resulting from operations	$148,313,123	$356,337,721	$319,126,116	$221,586,134
The accompanying Notes to Financial Statements are an integral part of this statement.
220	Variable Portfolio Funds | Annual Report 2020

Statement of Operations  (continued)
Year Ended December 31, 2020
	Variable Portfolio – Partners International Value Fund	Variable Portfolio – Partners Small Cap Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$26,514,739	$2,116,775
Dividends — affiliated issuers	25,787	47,010
Interfund lending	63	—
Foreign taxes withheld	(2,078,689)	(1,090)
Total income	24,461,900	2,162,695
Expenses:
Management services fees	8,039,691	5,292,397
Distribution and/or service fees
Class 2	46,635	29,638
Service fees	10,968	7,123
Compensation of board members	34,797	25,490
Custodian fees	137,629	19,011
Printing and postage fees	14,214	10,278
Audit fees	91,508	29,500
Legal fees	17,751	14,349
Interest on interfund lending	119	—
Compensation of chief compliance officer	237	128
Other	42,811	24,141
Total expenses	8,436,360	5,452,055
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(307,404)	(47,795)
Total net expenses	8,128,956	5,404,260
Net investment income (loss)	16,332,944	(3,241,565)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(120,698,274)	65,476,282
Investments — affiliated issuers	1,863	667
Foreign currency translations	108,633	—
Net realized gain (loss)	(120,587,778)	65,476,949
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	97,573,961	174,742,522
Investments — affiliated issuers	—	202
Foreign currency translations	436,814	—
Net change in unrealized appreciation (depreciation)	98,010,775	174,742,724
Net realized and unrealized gain (loss)	(22,577,003)	240,219,673
Net increase (decrease) in net assets resulting from operations	$(6,244,059)	$236,978,108
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	221

Statement of Changes in Net Assets
	CTIVP® – American Century Diversified Bond Fund		CTIVP® – CenterSquare Real Estate Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$65,250,604	$61,945,269	$3,454,616	$10,372,607
Net realized gain	104,071,484	24,314,151	18,348,588	32,779,377
Net change in unrealized appreciation (depreciation)	81,037,756	104,075,182	(28,649,247)	69,340,489
Net increase (decrease) in net assets resulting from operations	250,359,844	190,334,602	(6,846,043)	112,492,473
Distributions to shareholders
Net investment income and net realized gains
Class 1	(59,885,156)	(115,409,086)	(31,406,395)	(8,795,167)
Class 2	(333,903)	(878,027)	(3,823,638)	(452,916)
Total distributions to shareholders	(60,219,059)	(116,287,113)	(35,230,033)	(9,248,083)
Increase (decrease) in net assets from capital stock activity	(35,568,708)	839,918,857	(247,971,223)	9,402,580
Total increase (decrease) in net assets	154,572,077	913,966,346	(290,047,299)	112,646,970
Net assets at beginning of year	2,919,375,917	2,005,409,571	539,164,952	426,517,982
Net assets at end of year	$3,073,947,994	$2,919,375,917	$249,117,653	$539,164,952

	CTIVP® – American Century Diversified Bond Fund				CTIVP® – CenterSquare Real Estate Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	32,758,646	366,378,840	97,039,092	1,062,030,439	62,826	497,838	24,062	231,848
Distributions reinvested	5,216,477	59,885,156	10,725,752	115,409,086	4,290,491	31,406,395	960,171	8,795,167
Redemptions	(41,003,707)	(463,696,664)	(31,217,452)	(342,673,000)	(27,890,328)	(280,976,193)	(1,927)	(18,282)
Net increase (decrease)	(3,028,584)	(37,432,668)	76,547,392	834,766,525	(23,537,011)	(249,071,960)	982,306	9,008,733
Class 2
Subscriptions	416,179	4,758,737	519,107	5,672,160	206,887	1,623,654	282,522	2,688,188
Distributions reinvested	29,187	333,903	81,829	878,027	525,225	3,823,638	49,662	452,916
Redemptions	(285,846)	(3,228,680)	(128,195)	(1,397,855)	(560,744)	(4,346,555)	(298,192)	(2,747,257)
Net increase	159,520	1,863,960	472,741	5,152,332	171,368	1,100,737	33,992	393,847
Total net increase (decrease)	(2,869,064)	(35,568,708)	77,020,133	839,918,857	(23,365,643)	(247,971,223)	1,016,298	9,402,580
The accompanying Notes to Financial Statements are an integral part of this statement.
222	Variable Portfolio Funds | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	CTIVP® – Los Angeles Capital Large Cap Growth Fund		CTIVP® – MFS® Value Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$3,530,232	$8,445,789	$22,055,293	$25,964,043
Net realized gain	433,914,470	122,386,458	130,091,610	182,631,264
Net change in unrealized appreciation (depreciation)	112,210,789	377,748,339	(89,452,422)	217,733,215
Net increase in net assets resulting from operations	549,655,491	508,580,586	62,694,481	426,328,522
Increase (decrease) in net assets from capital stock activity	(982,117,722)	(59,644,246)	166,668,374	(502,000,293)
Total increase (decrease) in net assets	(432,462,231)	448,936,340	229,362,855	(75,671,771)
Net assets at beginning of year	2,029,466,309	1,580,529,969	1,557,575,339	1,633,247,110
Net assets at end of year	$1,597,004,078	$2,029,466,309	$1,786,938,194	$1,557,575,339

	CTIVP® – Los Angeles Capital Large Cap Growth Fund				CTIVP® – MFS® Value Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	429,603	15,640,275	367,160	11,380,219	32,285,598	907,884,011	238,495	6,302,198
Redemptions	(25,290,392)	(998,741,228)	(2,266,904)	(70,741,772)	(26,577,401)	(742,717,821)	(19,731,939)	(513,539,610)
Net increase (decrease)	(24,860,789)	(983,100,953)	(1,899,744)	(59,361,553)	5,708,197	165,166,190	(19,493,444)	(507,237,412)
Class 2
Subscriptions	74,013	2,880,495	37,214	1,122,836	296,803	7,684,362	326,349	8,502,301
Redemptions	(52,094)	(1,897,264)	(46,086)	(1,405,529)	(240,938)	(6,182,178)	(127,957)	(3,265,182)
Net increase (decrease)	21,919	983,231	(8,872)	(282,693)	55,865	1,502,184	198,392	5,237,119
Total net increase (decrease)	(24,838,870)	(982,117,722)	(1,908,616)	(59,644,246)	5,764,062	166,668,374	(19,295,052)	(502,000,293)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	223

Statement of Changes in Net Assets   (continued)
	CTIVP® – Morgan Stanley Advantage Fund		CTIVP® – T. Rowe Price Large Cap Value Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income (loss)	$(8,070,136)	$(1,266,065)	$31,846,426	$43,349,140
Net realized gain	950,338,226	282,297,583	44,286,678	113,613,420
Net change in unrealized appreciation (depreciation)	216,052,615	234,645,356	(63,349,592)	317,456,413
Net increase in net assets resulting from operations	1,158,320,705	515,676,874	12,783,512	474,418,973
Decrease in net assets from capital stock activity	(1,688,440,267)	(58,339,863)	(389,650,264)	(419,205,872)
Total increase (decrease) in net assets	(530,119,562)	457,337,011	(376,866,752)	55,213,101
Net assets at beginning of year	2,364,387,153	1,907,050,142	2,015,237,891	1,960,024,790
Net assets at end of year	$1,834,267,591	$2,364,387,153	$1,638,371,139	$2,015,237,891

	CTIVP® – Morgan Stanley Advantage Fund				CTIVP® – T. Rowe Price Large Cap Value Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	790,314	29,867,011	2,551,930	87,028,483	12,676,758	301,147,662	4,033,809	94,788,787
Redemptions	(38,085,886)	(1,725,252,267)	(4,321,445)	(147,525,817)	(28,780,853)	(692,566,430)	(21,894,664)	(515,929,463)
Net decrease	(37,295,572)	(1,695,385,256)	(1,769,515)	(60,497,334)	(16,104,095)	(391,418,768)	(17,860,855)	(421,140,676)
Class 2
Subscriptions	249,331	12,053,025	158,829	5,227,126	230,354	5,173,842	193,911	4,511,698
Redemptions	(113,012)	(5,108,036)	(91,493)	(3,069,655)	(152,578)	(3,405,338)	(112,132)	(2,576,894)
Net increase	136,319	6,944,989	67,336	2,157,471	77,776	1,768,504	81,779	1,934,804
Total net decrease	(37,159,253)	(1,688,440,267)	(1,702,179)	(58,339,863)	(16,026,319)	(389,650,264)	(17,779,076)	(419,205,872)
The accompanying Notes to Financial Statements are an integral part of this statement.
224	Variable Portfolio Funds | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	CTIVP® – TCW Core Plus Bond Fund		CTIVP® – Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$51,269,692	$73,258,477	$18,627,160	$45,141,524
Net realized gain	161,631,441	98,236,894	18,367,922	19,775,460
Net change in unrealized appreciation (depreciation)	53,898,438	64,674,065	19,067,163	4,223,327
Net increase in net assets resulting from operations	266,799,571	236,169,436	56,062,245	69,140,311
Distributions to shareholders
Net investment income and net realized gains
Class 1	(124,872,481)	(74,637,337)	(48,603,446)	(20,494,923)
Class 2	(661,778)	(232,202)	(1,607,054)	(226,890)
Total distributions to shareholders	(125,534,259)	(74,869,539)	(50,210,500)	(20,721,813)
Increase (decrease) in net assets from capital stock activity	214,175,897	(63,281,170)	23,171,144	(483,703,277)
Total increase (decrease) in net assets	355,441,209	98,018,727	29,022,889	(435,284,779)
Net assets at beginning of year	2,820,888,942	2,722,870,215	1,534,412,884	1,969,697,663
Net assets at end of year	$3,176,330,151	$2,820,888,942	$1,563,435,773	$1,534,412,884

	CTIVP® – TCW Core Plus Bond Fund				CTIVP® – Wells Fargo Short Duration Government Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	39,265,514	439,910,350	14,400,724	156,536,197	1,809,967	18,798,757	2,240,976	22,814,492
Distributions reinvested	10,934,543	124,872,481	6,949,472	74,637,337	4,737,178	48,603,446	2,015,233	20,494,923
Redemptions	(31,638,480)	(360,672,751)	(27,617,067)	(298,097,553)	(7,416,243)	(77,160,857)	(51,749,834)	(530,609,050)
Net increase (decrease)	18,561,577	204,110,080	(6,266,871)	(66,924,019)	(869,098)	(9,758,654)	(47,493,625)	(487,299,635)
Class 2
Subscriptions	953,052	10,835,414	393,355	4,259,003	4,041,833	41,915,489	917,755	9,297,102
Distributions reinvested	58,153	661,778	21,681	232,202	157,092	1,607,054	22,376	226,890
Redemptions	(126,173)	(1,431,375)	(78,593)	(848,356)	(1,027,125)	(10,592,745)	(584,391)	(5,927,634)
Net increase	885,032	10,065,817	336,443	3,642,849	3,171,800	32,929,798	355,740	3,596,358
Total net increase (decrease)	19,446,609	214,175,897	(5,930,428)	(63,281,170)	2,302,702	23,171,144	(47,137,885)	(483,703,277)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	225

Statement of Changes in Net Assets   (continued)
	CTIVP® – Westfield Mid Cap Growth Fund		Variable Portfolio – Partners Core Bond Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income (loss)	$(2,018,891)	$1,428,599	$87,355,641	$97,378,623
Net realized gain	67,691,319	85,890,797	150,206,010	87,186,762
Net change in unrealized appreciation (depreciation)	82,640,695	113,670,885	118,776,070	113,220,278
Net increase in net assets resulting from operations	148,313,123	200,990,281	356,337,721	297,785,663
Distributions to shareholders
Net investment income and net realized gains
Class 1	—	—	(140,098,468)	(87,417,075)
Class 2	—	—	(415,070)	(218,895)
Total distributions to shareholders	—	—	(140,513,538)	(87,635,970)
Increase (decrease) in net assets from capital stock activity	(60,979,151)	(129,185,647)	794,603,548	16,601,795
Total increase in net assets	87,333,972	71,804,634	1,010,427,731	226,751,488
Net assets at beginning of year	581,866,545	510,061,911	3,771,344,370	3,544,592,882
Net assets at end of year	$669,200,517	$581,866,545	$4,781,772,101	$3,771,344,370

	CTIVP® – Westfield Mid Cap Growth Fund				Variable Portfolio – Partners Core Bond Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	249,723	7,154,076	67,451	1,920,149	91,783,808	1,049,354,387	22,532,382	249,021,037
Distributions reinvested	—	—	—	—	12,015,306	140,098,468	8,027,279	87,417,075
Redemptions	(1,956,338)	(66,363,947)	(4,524,809)	(131,362,216)	(34,465,693)	(398,843,921)	(29,429,770)	(321,681,520)
Net increase (decrease)	(1,706,615)	(59,209,871)	(4,457,358)	(129,442,067)	69,333,421	790,608,934	1,129,891	14,756,592
Class 2
Subscriptions	55,537	1,806,757	84,358	2,341,547	528,781	6,070,806	241,827	2,654,205
Distributions reinvested	—	—	—	—	35,751	415,070	20,175	218,895
Redemptions	(118,563)	(3,576,037)	(75,897)	(2,085,127)	(215,064)	(2,491,262)	(94,160)	(1,027,897)
Net increase (decrease)	(63,026)	(1,769,280)	8,461	256,420	349,468	3,994,614	167,842	1,845,203
Total net increase (decrease)	(1,769,641)	(60,979,151)	(4,448,897)	(129,185,647)	69,682,889	794,603,548	1,297,733	16,601,795
The accompanying Notes to Financial Statements are an integral part of this statement.
226	Variable Portfolio Funds | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Partners International Core Equity Fund		Variable Portfolio – Partners International Growth Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$42,743,314	$82,261,716	$1,516,628	$7,832,994
Net realized gain (loss)	(87,804,655)	4,899,844	62,936,497	14,809,456
Net change in unrealized appreciation (depreciation)	364,187,457	419,847,523	157,133,009	185,443,297
Net increase in net assets resulting from operations	319,126,116	507,009,083	221,586,134	208,085,747
Distributions to shareholders
Net investment income and net realized gains
Class 1	(14,014,160)	(131,224,072)	(13,141,970)	(36,558,331)
Class 2	(40,703)	(316,961)	(418,968)	(1,423,605)
Total distributions to shareholders	(14,054,863)	(131,541,033)	(13,560,938)	(37,981,936)
Increase (decrease) in net assets from capital stock activity	(66,855,044)	(247,041,245)	(122,700,752)	99,811,028
Total increase in net assets	238,216,209	128,426,805	85,324,444	269,914,839
Net assets at beginning of year	2,902,133,788	2,773,706,983	1,093,222,267	823,307,428
Net assets at end of year	$3,140,349,997	$2,902,133,788	$1,178,546,711	$1,093,222,267

	Variable Portfolio – Partners International Core Equity Fund				Variable Portfolio – Partners International Growth Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	17,786,329	184,684,505	2,298,808	23,828,550	12,580,730	138,479,225	23,141,178	255,960,862
Distributions reinvested	1,520,719	14,014,160	12,465,920	131,224,072	1,228,639	13,141,970	3,502,691	36,558,331
Redemptions	(24,905,178)	(265,710,298)	(37,595,492)	(402,477,631)	(24,277,658)	(275,956,167)	(18,245,663)	(192,110,566)
Net increase (decrease)	(5,598,130)	(67,011,633)	(22,830,764)	(247,425,009)	(10,468,289)	(124,334,972)	8,398,206	100,408,627
Class 2
Subscriptions	126,108	1,245,174	113,775	1,184,063	488,661	5,511,045	218,143	2,265,279
Distributions reinvested	4,449	40,703	30,286	316,961	38,819	418,968	136,919	1,423,605
Redemptions	(114,016)	(1,129,288)	(107,299)	(1,117,260)	(391,493)	(4,295,793)	(411,469)	(4,286,483)
Net increase (decrease)	16,541	156,589	36,762	383,764	135,987	1,634,220	(56,407)	(597,599)
Total net increase (decrease)	(5,581,589)	(66,855,044)	(22,794,002)	(247,041,245)	(10,332,302)	(122,700,752)	8,341,799	99,811,028
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	227

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Partners International Value Fund		Variable Portfolio – Partners Small Cap Growth Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income (loss)	$16,332,944	$26,861,216	$(3,241,565)	$(2,398,928)
Net realized gain (loss)	(120,587,778)	(599,189)	65,476,949	29,612,990
Net change in unrealized appreciation (depreciation)	98,010,775	83,600,969	174,742,724	90,219,073
Net increase (decrease) in net assets resulting from operations	(6,244,059)	109,862,996	236,978,108	117,433,135
Distributions to shareholders
Net investment income and net realized gains
Class 1	(5,850,749)	(57,034,764)	—	—
Class 2	(136,870)	(1,437,725)	—	—
Total distributions to shareholders	(5,987,619)	(58,472,489)	—	—
Increase (decrease) in net assets from capital stock activity	102,952,439	159,159,980	890,467	(119,412,576)
Total increase (decrease) in net assets	90,720,761	210,550,487	237,868,575	(1,979,441)
Net assets at beginning of year	1,051,805,934	841,255,447	585,784,117	587,763,558
Net assets at end of year	$1,142,526,695	$1,051,805,934	$823,652,692	$585,784,117

	Variable Portfolio – Partners International Value Fund				Variable Portfolio – Partners Small Cap Growth Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	33,309,858	247,668,012	27,322,528	261,667,235	2,060,988	56,389,934	979,564	23,356,226
Distributions reinvested	877,174	5,850,749	6,053,916	57,034,764	—	—	—	—
Redemptions	(18,901,907)	(149,139,399)	(17,097,348)	(162,424,783)	(1,758,823)	(55,439,546)	(6,021,481)	(143,855,339)
Net increase (decrease)	15,285,125	104,379,362	16,279,096	156,277,216	302,165	950,388	(5,041,917)	(120,499,113)
Class 2
Subscriptions	239,975	1,859,382	404,643	3,800,109	99,187	2,302,436	78,530	1,836,824
Distributions reinvested	20,582	136,870	152,938	1,437,725	—	—	—	—
Redemptions	(435,467)	(3,423,175)	(251,063)	(2,355,070)	(91,541)	(2,362,357)	(32,190)	(750,287)
Net increase (decrease)	(174,910)	(1,426,923)	306,518	2,882,764	7,646	(59,921)	46,340	1,086,537
Total net increase (decrease)	15,110,215	102,952,439	16,585,614	159,159,980	309,811	890,467	(4,995,577)	(119,412,576)
The accompanying Notes to Financial Statements are an integral part of this statement.
228	Variable Portfolio Funds | Annual Report 2020

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Variable Portfolio Funds | Annual Report 2020	229

Financial Highlights
CTIVP® – American Century Diversified Bond Fund
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$11.01	0.24	0.70	0.94	(0.23)	—	(0.23)
Year Ended 12/31/2019	$10.65	0.31	0.71	1.02	(0.66)	—	(0.66)
Year Ended 12/31/2018	$11.15	0.37	(0.49)	(0.12)	(0.31)	(0.07)	(0.38)
Year Ended 12/31/2017	$10.95	0.30	0.23	0.53	(0.26)	(0.07)	(0.33)
Year Ended 12/31/2016	$10.76	0.27	0.13	0.40	(0.20)	(0.01)	(0.21)
Class 2
Year Ended 12/31/2020	$10.96	0.21	0.69	0.90	(0.20)	—	(0.20)
Year Ended 12/31/2019	$10.61	0.28	0.70	0.98	(0.63)	—	(0.63)
Year Ended 12/31/2018	$11.11	0.34	(0.49)	(0.15)	(0.28)	(0.07)	(0.35)
Year Ended 12/31/2017	$10.91	0.27	0.23	0.50	(0.23)	(0.07)	(0.30)
Year Ended 12/31/2016	$10.72	0.24	0.13	0.37	(0.17)	(0.01)	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
230	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
CTIVP® – American Century Diversified Bond Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$11.72	8.55%	0.49%(c)	0.49%(c)	2.12%	226%	$3,052,174
Year Ended 12/31/2019	$11.01	9.73%	0.50%(c)	0.50%(c)	2.84%	94%	$2,900,664
Year Ended 12/31/2018	$10.65	(1.05%)	0.48%(c)	0.48%(c)	3.42%	136%	$1,992,309
Year Ended 12/31/2017	$11.15	4.89%	0.52%	0.52%	2.74%	142%	$3,933,591
Year Ended 12/31/2016	$10.95	3.66%	0.55%	0.55%	2.42%	170%	$4,086,952
Class 2
Year Ended 12/31/2020	$11.66	8.24%	0.74%(c)	0.74%(c)	1.88%	226%	$21,774
Year Ended 12/31/2019	$10.96	9.40%	0.75%(c)	0.75%(c)	2.58%	94%	$18,712
Year Ended 12/31/2018	$10.61	(1.31%)	0.73%(c)	0.73%(c)	3.17%	136%	$13,100
Year Ended 12/31/2017	$11.11	4.65%	0.77%	0.77%	2.50%	142%	$11,701
Year Ended 12/31/2016	$10.91	3.42%	0.80%	0.80%	2.18%	170%	$10,346
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	231

Financial Highlights
CTIVP® – CenterSquare Real Estate Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$9.85	0.11	(0.70)	(0.59)	(0.39)	(0.93)	(1.32)
Year Ended 12/31/2019	$7.94	0.19	1.89	2.08	(0.17)	—	(0.17)
Year Ended 12/31/2018	$8.64	0.17	(0.64)	(0.47)	(0.16)	(0.07)	(0.23)
Year Ended 12/31/2017	$8.59	0.17	0.33	0.50	(0.19)	(0.26)	(0.45)
Year Ended 12/31/2016	$8.83	0.19	0.28(c)	0.47	(0.17)	(0.54)	(0.71)
Class 2
Year Ended 12/31/2020	$9.79	0.11	(0.72)	(0.61)	(0.37)	(0.93)	(1.30)
Year Ended 12/31/2019	$7.89	0.17	1.88	2.05	(0.15)	—	(0.15)
Year Ended 12/31/2018	$8.59	0.15	(0.64)	(0.49)	(0.14)	(0.07)	(0.21)
Year Ended 12/31/2017	$8.54	0.15	0.32	0.47	(0.16)	(0.26)	(0.42)
Year Ended 12/31/2016	$8.78	0.16	0.29(c)	0.45	(0.15)	(0.54)	(0.69)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
232	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
CTIVP® – CenterSquare Real Estate Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$7.94	(4.87%)	0.79%	0.79%	1.37%	98%	$223,363
Year Ended 12/31/2019	$9.85	26.41%	0.77%	0.77%	2.05%	70%	$508,863
Year Ended 12/31/2018	$7.94	(5.58%)	0.77%	0.77%	2.03%	51%	$402,354
Year Ended 12/31/2017	$8.64	6.01%	0.81%	0.81%	2.00%	72%	$426,287
Year Ended 12/31/2016	$8.59	5.02%	0.89%	0.88%	2.16%	83%	$402,023
Class 2
Year Ended 12/31/2020	$7.88	(5.18%)	1.05%	1.05%	1.31%	98%	$25,754
Year Ended 12/31/2019	$9.79	26.16%	1.02%	1.02%	1.81%	70%	$30,302
Year Ended 12/31/2018	$7.89	(5.85%)	1.02%	1.02%	1.76%	51%	$24,164
Year Ended 12/31/2017	$8.59	5.74%	1.06%	1.06%	1.76%	72%	$27,353
Year Ended 12/31/2016	$8.54	4.76%	1.17%	1.15%	1.82%	83%	$25,298
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	233

Financial Highlights
CTIVP® – Los Angeles Capital Large Cap Growth Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$34.85	0.08	12.90	12.98
Year Ended 12/31/2019	$26.28	0.14	8.43	8.57
Year Ended 12/31/2018	$26.55	0.10	(0.37)	(0.27)
Year Ended 12/31/2017	$20.25	0.11	6.19	6.30
Year Ended 12/31/2016	$20.75	0.02	(0.52)	(0.50)
Class 2
Year Ended 12/31/2020	$34.01	(0.02)	12.56	12.54
Year Ended 12/31/2019	$25.71	0.06	8.24	8.30
Year Ended 12/31/2018	$26.04	0.03	(0.36)	(0.33)
Year Ended 12/31/2017	$19.91	0.04	6.09	6.13
Year Ended 12/31/2016	$20.44	(0.03)	(0.50)	(0.53)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
234	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$47.83	37.24%	0.69%(c)	0.69%(c)	0.21%	53%	$1,575,879
Year Ended 12/31/2019	$34.85	32.61%	0.69%	0.69%	0.46%	72%	$2,014,780
Year Ended 12/31/2018	$26.28	(1.02%)	0.69%	0.69%	0.36%	95%	$1,569,200
Year Ended 12/31/2017	$26.55	31.11%	0.73%	0.73%	0.44%	145%	$1,593,067
Year Ended 12/31/2016	$20.25	(2.41%)	0.77%	0.77%	0.10%	91%	$972,895
Class 2
Year Ended 12/31/2020	$46.55	36.87%	0.95%(c)	0.95%(c)	(0.06%)	53%	$21,125
Year Ended 12/31/2019	$34.01	32.28%	0.94%	0.94%	0.21%	72%	$14,686
Year Ended 12/31/2018	$25.71	(1.27%)	0.94%	0.94%	0.12%	95%	$11,330
Year Ended 12/31/2017	$26.04	30.79%	0.98%	0.98%	0.17%	145%	$9,829
Year Ended 12/31/2016	$19.91	(2.59%)	1.02%	1.02%	(0.15%)	91%	$7,076
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	235

Financial Highlights
CTIVP® – MFS® Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$29.16	0.43	0.61	1.04
Year Ended 12/31/2019	$22.46	0.42	6.28	6.70
Year Ended 12/31/2018	$24.96	0.50	(3.00)	(2.50)
Year Ended 12/31/2017	$21.22	0.42	3.32	3.74
Year Ended 12/31/2016	$18.61	0.37	2.24	2.61
Class 2
Year Ended 12/31/2020	$28.48	0.36	0.59	0.95
Year Ended 12/31/2019	$21.99	0.35	6.14	6.49
Year Ended 12/31/2018	$24.50	0.44	(2.95)	(2.51)
Year Ended 12/31/2017	$20.88	0.35	3.27	3.62
Year Ended 12/31/2016	$18.36	0.33	2.19	2.52

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
236	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
CTIVP® – MFS® Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$30.20	3.57%	0.71%(c),(d)	0.71%(c),(d)	1.59%	38%	$1,719,205
Year Ended 12/31/2019	$29.16	29.83%	0.70%(c)	0.70%(c)	1.62%	12%	$1,493,599
Year Ended 12/31/2018	$22.46	(10.02%)	0.69%(c)	0.69%(c)	2.00%	8%	$1,588,214
Year Ended 12/31/2017	$24.96	17.62%	0.71%	0.71%	1.84%	13%	$2,203,985
Year Ended 12/31/2016	$21.22	14.03%	0.74%	0.74%	1.89%	23%	$1,995,300
Class 2
Year Ended 12/31/2020	$29.43	3.33%	0.96%(c),(d)	0.96%(c),(d)	1.36%	38%	$67,733
Year Ended 12/31/2019	$28.48	29.51%	0.95%(c)	0.95%(c)	1.36%	12%	$63,976
Year Ended 12/31/2018	$21.99	(10.25%)	0.94%(c)	0.94%(c)	1.80%	8%	$45,033
Year Ended 12/31/2017	$24.50	17.34%	0.96%	0.96%	1.57%	13%	$49,410
Year Ended 12/31/2016	$20.88	13.73%	1.00%	1.00%	1.71%	23%	$33,917
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	237

Financial Highlights
CTIVP® – Morgan Stanley Advantage Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations
Class 1
Year Ended 12/31/2020	$35.57	(0.19)	27.19	27.00
Year Ended 12/31/2019	$27.97	(0.02)	7.62	7.60
Year Ended 12/31/2018	$27.18	0.02	0.77	0.79
Year Ended 12/31/2017	$20.50	(0.01)	6.69	6.68
Year Ended 12/31/2016	$19.85	0.08	0.57	0.65
Class 2
Year Ended 12/31/2020	$34.72	(0.30)	26.51	26.21
Year Ended 12/31/2019	$27.37	(0.10)	7.45	7.35
Year Ended 12/31/2018	$26.67	(0.06)	0.76	0.70
Year Ended 12/31/2017	$20.17	(0.06)	6.56	6.50
Year Ended 12/31/2016	$19.57	0.03	0.57	0.60

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
238	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
CTIVP® – Morgan Stanley Advantage Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$62.57	75.91%	0.68%(c)	0.68%(c)	(0.42%)	70%	$1,792,357
Year Ended 12/31/2019	$35.57	27.17%	0.66%	0.66%	(0.05%)	80%	$2,345,237
Year Ended 12/31/2018	$27.97	2.91%	0.67%	0.67%	0.07%	71%	$1,893,796
Year Ended 12/31/2017	$27.18	32.58%	0.72%	0.72%	(0.03%)	68%	$1,804,566
Year Ended 12/31/2016	$20.50	3.27%	0.78%	0.78%	0.42%	130%	$1,063,778
Class 2
Year Ended 12/31/2020	$60.93	75.49%	0.93%(c)	0.93%(c)	(0.66%)	70%	$41,911
Year Ended 12/31/2019	$34.72	26.85%	0.91%	0.91%	(0.30%)	80%	$19,150
Year Ended 12/31/2018	$27.37	2.62%	0.92%	0.92%	(0.19%)	71%	$13,254
Year Ended 12/31/2017	$26.67	32.23%	0.97%	0.97%	(0.28%)	68%	$9,269
Year Ended 12/31/2016	$20.17	3.07%	1.03%	1.03%	0.16%	130%	$6,769
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	239

Financial Highlights
CTIVP® – T. Rowe Price Large Cap Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$26.19	0.50	0.20(c)	0.70
Year Ended 12/31/2019	$20.69	0.52	4.98	5.50
Year Ended 12/31/2018	$22.81	0.44	(2.56)	(2.12)
Year Ended 12/31/2017	$19.62	0.37	2.82	3.19
Year Ended 12/31/2016	$17.16	0.41	2.05	2.46
Class 2
Year Ended 12/31/2020	$25.56	0.44	0.19(c)	0.63
Year Ended 12/31/2019	$20.25	0.45	4.86	5.31
Year Ended 12/31/2018	$22.38	0.38	(2.51)	(2.13)
Year Ended 12/31/2017	$19.30	0.31	2.77	3.08
Year Ended 12/31/2016	$16.92	0.36	2.02	2.38

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
240	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$26.89	2.67%	0.70%(d)	0.70%(d)	2.20%	37%	$1,608,218
Year Ended 12/31/2019	$26.19	26.58%	0.69%	0.69%	2.17%	28%	$1,987,789
Year Ended 12/31/2018	$20.69	(9.30%)	0.67%	0.67%	1.91%	20%	$1,939,941
Year Ended 12/31/2017	$22.81	16.26%	0.70%	0.70%	1.75%	32%	$2,481,560
Year Ended 12/31/2016	$19.62	14.34%	0.75%	0.75%	2.30%	108%	$2,168,289
Class 2
Year Ended 12/31/2020	$26.19	2.47%	0.96%(d)	0.96%(d)	1.96%	37%	$30,153
Year Ended 12/31/2019	$25.56	26.22%	0.94%	0.94%	1.94%	28%	$27,449
Year Ended 12/31/2018	$20.25	(9.52%)	0.92%	0.92%	1.70%	20%	$20,084
Year Ended 12/31/2017	$22.38	15.96%	0.94%	0.94%	1.52%	32%	$17,050
Year Ended 12/31/2016	$19.30	14.07%	1.00%	1.00%	2.05%	108%	$10,555
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	241

Financial Highlights
CTIVP® – TCW Core Plus Bond Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$11.01	0.19	0.78	0.97	(0.27)	(0.19)	(0.46)
Year Ended 12/31/2019	$10.38	0.29	0.64	0.93	(0.30)	—	(0.30)
Year Ended 12/31/2018	$10.62	0.27	(0.27)	0.00	(0.22)	(0.02)	(0.24)
Year Ended 12/31/2017	$10.48	0.21	0.14	0.35	(0.17)	(0.04)	(0.21)
Year Ended 12/31/2016	$10.40	0.17	0.08	0.25	(0.13)	(0.04)	(0.17)
Class 2
Year Ended 12/31/2020	$10.96	0.15	0.80	0.95	(0.25)	(0.19)	(0.44)
Year Ended 12/31/2019	$10.35	0.25	0.63	0.88	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.58	0.25	(0.26)	(0.01)	(0.20)	(0.02)	(0.22)
Year Ended 12/31/2017	$10.44	0.18	0.15	0.33	(0.15)	(0.04)	(0.19)
Year Ended 12/31/2016	$10.36	0.15	0.08	0.23	(0.11)	(0.04)	(0.15)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
242	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
CTIVP® – TCW Core Plus Bond Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$11.52	8.88%	0.49%	0.49%	1.63%	373%	$3,153,493
Year Ended 12/31/2019	$11.01	9.01%	0.49%	0.49%	2.65%	209%	$2,808,764
Year Ended 12/31/2018	$10.38	0.06%	0.49%	0.49%	2.61%	178%	$2,714,909
Year Ended 12/31/2017	$10.62	3.40%	0.52%	0.52%	1.97%	281%	$2,979,922
Year Ended 12/31/2016	$10.48	2.41%	0.56%	0.55%	1.61%	276%	$3,079,179
Class 2
Year Ended 12/31/2020	$11.47	8.67%	0.74%	0.74%	1.32%	373%	$22,838
Year Ended 12/31/2019	$10.96	8.58%	0.74%	0.74%	2.37%	209%	$12,125
Year Ended 12/31/2018	$10.35	(0.10%)	0.74%	0.74%	2.38%	178%	$7,961
Year Ended 12/31/2017	$10.58	3.15%	0.77%	0.77%	1.73%	281%	$7,071
Year Ended 12/31/2016	$10.44	2.17%	0.81%	0.80%	1.38%	276%	$6,052
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	243

Financial Highlights
CTIVP® – Wells Fargo Short Duration Government Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$10.28	0.13	0.25	0.38	(0.31)	(0.03)	(0.34)
Year Ended 12/31/2019	$10.03	0.24	0.12	0.36	(0.11)	—	(0.11)
Year Ended 12/31/2018	$10.06	0.20	(0.10)	0.10	(0.13)	—	(0.13)
Year Ended 12/31/2017	$10.08	0.12	(0.04)	0.08	(0.10)	(0.00)(d)	(0.10)
Year Ended 12/31/2016	$10.11	0.09	0.02	0.11	(0.10)	(0.04)	(0.14)
Class 2
Year Ended 12/31/2020	$10.24	0.09	0.26	0.35	(0.29)	(0.03)	(0.32)
Year Ended 12/31/2019	$9.99	0.21	0.12	0.33	(0.08)	—	(0.08)
Year Ended 12/31/2018	$10.01	0.17	(0.09)	0.08	(0.10)	—	(0.10)
Year Ended 12/31/2017	$10.04	0.09	(0.05)	0.04	(0.07)	(0.00)(d)	(0.07)
Year Ended 12/31/2016	$10.07	0.06	0.02	0.08	(0.07)	(0.04)	(0.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
244	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
CTIVP® – Wells Fargo Short Duration Government Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$10.32	3.73%	0.44%(c)	0.44%(c)	1.21%	296%	$1,501,130
Year Ended 12/31/2019	$10.28	3.57%	0.43%	0.43%	2.31%	632%	$1,504,778
Year Ended 12/31/2018	$10.03	0.96%	0.44%	0.44%	1.97%	414%	$1,944,337
Year Ended 12/31/2017	$10.06	0.80%	0.47%	0.47%	1.15%	290%	$956,370
Year Ended 12/31/2016	$10.08	1.03%	0.56%	0.55%	0.86%	343%	$1,056,643
Class 2
Year Ended 12/31/2020	$10.27	3.39%	0.69%(c)	0.69%(c)	0.84%	296%	$62,306
Year Ended 12/31/2019	$10.24	3.33%	0.68%	0.68%	2.04%	632%	$29,635
Year Ended 12/31/2018	$9.99	0.81%	0.69%	0.69%	1.68%	414%	$25,361
Year Ended 12/31/2017	$10.01	0.45%	0.72%	0.72%	0.91%	290%	$22,203
Year Ended 12/31/2016	$10.04	0.78%	0.80%	0.80%	0.63%	343%	$22,083
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	245

Financial Highlights
CTIVP® – Westfield Mid Cap Growth Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$32.18	(0.11)	8.96	8.85
Year Ended 12/31/2019	$22.64	0.07	9.47	9.54
Year Ended 12/31/2018	$23.43	0.01	(0.80)	(0.79)
Year Ended 12/31/2017	$19.06	0.01	4.36	4.37
Year Ended 12/31/2016	$18.38	(0.02)	0.70	0.68
Class 2
Year Ended 12/31/2020	$31.38	(0.19)	8.72	8.53
Year Ended 12/31/2019	$22.13	0.01	9.24	9.25
Year Ended 12/31/2018	$22.96	(0.05)	(0.78)	(0.83)
Year Ended 12/31/2017	$18.72	(0.04)	4.28	4.24
Year Ended 12/31/2016	$18.10	(0.07)	0.69	0.62

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
246	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
CTIVP® – Westfield Mid Cap Growth Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$41.03	27.50%	0.83%(c)	0.83%(c)	(0.35%)	75%	$638,591
Year Ended 12/31/2019	$32.18	42.14%	0.83%	0.83%	0.25%	70%	$555,819
Year Ended 12/31/2018	$22.64	(3.37%)	0.84%	0.84%	0.05%	72%	$491,881
Year Ended 12/31/2017	$23.43	22.93%	0.87%	0.87%	0.04%	121%	$515,408
Year Ended 12/31/2016	$19.06	3.70%	0.90%	0.88%	(0.11%)	36%	$411,066
Class 2
Year Ended 12/31/2020	$39.91	27.18%	1.08%(c)	1.08%(c)	(0.60%)	75%	$30,610
Year Ended 12/31/2019	$31.38	41.80%	1.08%	1.08%	0.02%	70%	$26,048
Year Ended 12/31/2018	$22.13	(3.61%)	1.09%	1.09%	(0.20%)	72%	$18,181
Year Ended 12/31/2017	$22.96	22.65%	1.12%	1.12%	(0.21%)	121%	$19,303
Year Ended 12/31/2016	$18.72	3.43%	1.15%	1.13%	(0.38%)	36%	$13,635
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	247

Financial Highlights
Variable Portfolio – Partners Core Bond Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$11.15	0.22	0.70	0.92	(0.24)	(0.11)	(0.35)
Year Ended 12/31/2019	$10.52	0.29	0.61	0.90	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.94	0.29	(0.31)	(0.02)	(0.27)	(0.13)	(0.40)
Year Ended 12/31/2017	$10.82	0.26	0.12	0.38	(0.25)	(0.01)	(0.26)
Year Ended 12/31/2016	$10.80	0.25	0.02	0.27	(0.23)	(0.02)	(0.25)
Class 2
Year Ended 12/31/2020	$11.10	0.19	0.69	0.88	(0.21)	(0.11)	(0.32)
Year Ended 12/31/2019	$10.47	0.26	0.61	0.87	(0.24)	—	(0.24)
Year Ended 12/31/2018	$10.89	0.26	(0.30)	(0.04)	(0.25)	(0.13)	(0.38)
Year Ended 12/31/2017	$10.77	0.23	0.13	0.36	(0.23)	(0.01)	(0.24)
Year Ended 12/31/2016	$10.75	0.22	0.03	0.25	(0.21)	(0.02)	(0.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
248	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
Variable Portfolio – Partners Core Bond Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$11.72	8.27%	0.48%(c)	0.48%(c)	1.90%	298%	$4,765,378
Year Ended 12/31/2019	$11.15	8.61%	0.48%	0.48%	2.69%	321%	$3,759,623
Year Ended 12/31/2018	$10.52	(0.09%)	0.49%	0.49%	2.75%	309%	$3,535,290
Year Ended 12/31/2017	$10.94	3.58%	0.52%	0.52%	2.39%	240%	$3,284,310
Year Ended 12/31/2016	$10.82	2.48%	0.56%	0.56%	2.27%	17%	$3,343,966
Class 2
Year Ended 12/31/2020	$11.66	7.97%	0.73%(c)	0.73%(c)	1.64%	298%	$16,394
Year Ended 12/31/2019	$11.10	8.39%	0.73%	0.73%	2.43%	321%	$11,721
Year Ended 12/31/2018	$10.47	(0.35%)	0.74%	0.74%	2.50%	309%	$9,303
Year Ended 12/31/2017	$10.89	3.34%	0.77%	0.77%	2.15%	240%	$10,669
Year Ended 12/31/2016	$10.77	2.23%	0.82%	0.81%	2.03%	17%	$10,146
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	249

Financial Highlights
Variable Portfolio – Partners International Core Equity Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$11.03	0.16	1.05	1.21	(0.02)	(0.03)	(0.05)
Year Ended 12/31/2019	$9.70	0.29	1.50	1.79	(0.30)	(0.16)	(0.46)
Year Ended 12/31/2018	$11.92	0.25	(2.18)	(1.93)	(0.26)	(0.03)	(0.29)
Year Ended 12/31/2017	$9.91	0.20	2.02	2.22	(0.21)	—	(0.21)
Year Ended 12/31/2016	$10.48	0.20	(0.54)	(0.34)	(0.23)	—	(0.23)
Class 2
Year Ended 12/31/2020	$10.96	0.14	1.04	1.18	(0.02)	(0.03)	(0.05)
Year Ended 12/31/2019	$9.64	0.25	1.50	1.75	(0.27)	(0.16)	(0.43)
Year Ended 12/31/2018	$11.84	0.22	(2.16)	(1.94)	(0.23)	(0.03)	(0.26)
Year Ended 12/31/2017	$9.86	0.17	2.00	2.17	(0.19)	—	(0.19)
Year Ended 12/31/2016	$10.43	0.18	(0.54)	(0.36)	(0.21)	—	(0.21)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
250	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
Variable Portfolio – Partners International Core Equity Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$12.19	11.16%	0.80%	0.80%	1.59%	163%	$3,131,021
Year Ended 12/31/2019	$11.03	18.76%	0.79%	0.79%	2.74%	94%	$2,893,855
Year Ended 12/31/2018	$9.70	(16.53%)	0.83%	0.83%	2.23%	105%	$2,766,782
Year Ended 12/31/2017	$11.92	22.56%	0.92%	0.92%	1.79%	68%	$2,606,365
Year Ended 12/31/2016	$9.91	(3.24%)	0.97%	0.96%	2.04%	50%	$2,317,135
Class 2
Year Ended 12/31/2020	$12.09	10.96%	1.05%	1.05%	1.33%	163%	$9,329
Year Ended 12/31/2019	$10.96	18.41%	1.04%	1.04%	2.45%	94%	$8,279
Year Ended 12/31/2018	$9.64	(16.69%)	1.08%	1.08%	1.99%	105%	$6,925
Year Ended 12/31/2017	$11.84	22.14%	1.17%	1.17%	1.50%	68%	$8,554
Year Ended 12/31/2016	$9.86	(3.44%)	1.22%	1.21%	1.85%	50%	$6,722
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	251

Financial Highlights
Variable Portfolio – Partners International Growth Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$11.46	0.02	2.53	2.55	(0.03)	(0.12)	(0.15)
Year Ended 12/31/2019	$9.46	0.10	2.38	2.48	(0.12)	(0.36)	(0.48)
Year Ended 12/31/2018	$12.29	0.11	(2.35)	(2.24)	(0.12)	(0.47)	(0.59)
Year Ended 12/31/2017	$10.70	0.11	2.65	2.76	(0.09)	(1.08)	(1.17)
Year Ended 12/31/2016	$11.36	0.15	(0.54)	(0.39)	(0.15)	(0.12)	(0.27)
Class 2
Year Ended 12/31/2020	$11.40	(0.01)	2.51	2.50	(0.01)	(0.12)	(0.13)
Year Ended 12/31/2019	$9.42	0.07	2.37	2.44	(0.10)	(0.36)	(0.46)
Year Ended 12/31/2018	$12.24	0.07	(2.32)	(2.25)	(0.10)	(0.47)	(0.57)
Year Ended 12/31/2017	$10.66	0.08	2.64	2.72	(0.06)	(1.08)	(1.14)
Year Ended 12/31/2016	$11.32	0.12	(0.53)	(0.41)	(0.13)	(0.12)	(0.25)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
252	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
Variable Portfolio – Partners International Growth Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$13.86	22.62%	0.93%(c)	0.92%(c)	0.15%	73%	$1,134,033
Year Ended 12/31/2019	$11.46	26.70%	0.93%	0.92%	0.92%	113%	$1,057,916
Year Ended 12/31/2018	$9.46	(18.95%)	0.91%	0.91%	0.92%	19%	$793,614
Year Ended 12/31/2017	$12.29	26.87%	0.95%	0.95%	0.93%	22%	$1,682,196
Year Ended 12/31/2016	$10.70	(3.47%)	0.96%	0.96%	1.37%	94%	$2,270,612
Class 2
Year Ended 12/31/2020	$13.77	22.30%	1.18%(c)	1.17%(c)	(0.10%)	73%	$44,514
Year Ended 12/31/2019	$11.40	26.36%	1.18%	1.17%	0.67%	113%	$35,306
Year Ended 12/31/2018	$9.42	(19.10%)	1.17%	1.17%	0.64%	19%	$29,694
Year Ended 12/31/2017	$12.24	26.56%	1.20%	1.20%	0.67%	22%	$33,356
Year Ended 12/31/2016	$10.66	(3.66%)	1.21%	1.21%	1.11%	94%	$21,570
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	253

Financial Highlights
Variable Portfolio – Partners International Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$9.71	0.14	(0.53)	(0.39)	(0.06)	—	(0.06)
Year Ended 12/31/2019	$9.17	0.30	0.91	1.21	(0.38)	(0.29)	(0.67)
Year Ended 12/31/2018	$11.47	0.29	(2.23)	(1.94)	(0.31)	(0.05)	(0.36)
Year Ended 12/31/2017	$9.34	0.26	2.09	2.35	(0.22)	—	(0.22)
Year Ended 12/31/2016	$8.91	0.25	0.46	0.71	(0.24)	(0.04)	(0.28)
Class 2
Year Ended 12/31/2020	$9.69	0.12	(0.54)	(0.42)	(0.06)	—	(0.06)
Year Ended 12/31/2019	$9.15	0.28	0.90	1.18	(0.35)	(0.29)	(0.64)
Year Ended 12/31/2018	$11.44	0.26	(2.22)	(1.96)	(0.28)	(0.05)	(0.33)
Year Ended 12/31/2017	$9.33	0.23	2.08	2.31	(0.20)	—	(0.20)
Year Ended 12/31/2016	$8.90	0.22	0.47	0.69	(0.22)	(0.04)	(0.26)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
254	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
Variable Portfolio – Partners International Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$9.26	(3.82%)	0.88%(c)	0.85%(c)	1.72%	77%	$1,121,635
Year Ended 12/31/2019	$9.71	13.53%	0.88%(c)	0.88%(c)	3.17%	22%	$1,028,139
Year Ended 12/31/2018	$9.17	(17.30%)	0.83%	0.83%	2.70%	16%	$821,718
Year Ended 12/31/2017	$11.47	25.44%	0.86%	0.86%	2.48%	9%	$1,759,557
Year Ended 12/31/2016	$9.34	8.33%	0.91%(d)	0.91%(d)	2.89%	17%	$2,000,961
Class 2
Year Ended 12/31/2020	$9.21	(4.14%)	1.13%(c)	1.10%(c)	1.54%	77%	$20,892
Year Ended 12/31/2019	$9.69	13.20%	1.13%(c)	1.13%(c)	2.93%	22%	$23,667
Year Ended 12/31/2018	$9.15	(17.48%)	1.09%	1.09%	2.41%	16%	$19,537
Year Ended 12/31/2017	$11.44	25.02%	1.11%	1.11%	2.18%	9%	$20,666
Year Ended 12/31/2016	$9.33	8.08%	1.16%(d)	1.16%(d)	2.52%	17%	$12,345
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	255

Financial Highlights
Variable Portfolio – Partners Small Cap Growth Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$25.38	(0.14)	9.98	9.84
Year Ended 12/31/2019	$20.93	(0.09)	4.54	4.45
Year Ended 12/31/2018	$21.95	(0.11)	(0.91)	(1.02)
Year Ended 12/31/2017	$18.48	(0.08)	3.55	3.47
Year Ended 12/31/2016	$17.33	(0.04)	1.19	1.15
Class 2
Year Ended 12/31/2020	$24.77	(0.20)	9.72	9.52
Year Ended 12/31/2019	$20.48	(0.14)	4.43	4.29
Year Ended 12/31/2018	$21.53	(0.17)	(0.88)	(1.05)
Year Ended 12/31/2017	$18.17	(0.13)	3.49	3.36
Year Ended 12/31/2016	$17.08	(0.08)	1.17	1.09

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
256	Variable Portfolio Funds | Annual Report 2020

Financial Highlights  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$35.22	38.77%	0.88%	0.87%	(0.52%)	63%	$807,783
Year Ended 12/31/2019	$25.38	21.26%	0.88%	0.87%	(0.38%)	90%	$574,507
Year Ended 12/31/2018	$20.93	(4.65%)	0.87%	0.86%	(0.46%)	113%	$579,389
Year Ended 12/31/2017	$21.95	18.78%	0.91%	0.91%	(0.42%)	114%	$644,746
Year Ended 12/31/2016	$18.48	6.64%	0.98%	0.94%	(0.25%)	90%	$611,339
Class 2
Year Ended 12/31/2020	$34.29	38.43%	1.13%	1.12%	(0.77%)	63%	$15,870
Year Ended 12/31/2019	$24.77	20.95%	1.13%	1.12%	(0.62%)	90%	$11,277
Year Ended 12/31/2018	$20.48	(4.88%)	1.12%	1.11%	(0.70%)	113%	$8,375
Year Ended 12/31/2017	$21.53	18.49%	1.16%	1.16%	(0.67%)	114%	$7,101
Year Ended 12/31/2016	$18.17	6.38%	1.23%	1.19%	(0.50%)	90%	$5,031
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2020	257

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): CTIVP® – American Century Diversified Bond Fund; CTIVP® – CenterSquare Real Estate Fund; CTIVP® – Los Angeles Capital Large Cap Growth Fund; CTIVP® – MFS® Value Fund; CTIVP® – Morgan Stanley Advantage Fund; CTIVP® – T. Rowe Price Large Cap Value Fund; CTIVP® – TCW Core Plus Bond Fund; CTIVP® – Wells Fargo Short Duration Government Fund; CTIVP® – Westfield Mid Cap Growth Fund; Variable Portfolio – Partners Core Bond Fund; Variable Portfolio – Partners International Core Equity Fund; Variable Portfolio – Partners International Growth Fund; Variable Portfolio – Partners International Value Fund; and Variable Portfolio – Partners Small Cap Growth Fund.
Effective May 1, 2020, the following Funds were renamed:
Current Fund names	Prior Fund names
Variable Portfolio — Partners International Core Equity Fund	CTIVP® — AQR International Core Equity Fund
Variable Portfolio — Partners International Growth Fund	CTIVP® — William Blair International Leaders Fund
Variable Portfolio — Partners International Value Fund	CTIVP® — DFA International Value Fund
Each Fund currently operates as a diversified fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
258	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Variable Portfolio Funds | Annual Report 2020	259

Notes to Financial Statements  (continued)
December 31, 2020
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Certain Funds invest in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
260	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:
Forward foreign currency exchange contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities	CTIVP® — American Century Diversified Bond Fund and CTIVP® — TCW Core Plus Bond Fund
To shift foreign currency exposure back to U.S. dollars	CTIVP® — American Century Diversified Bond Fund and CTIVP® — TCW Core Plus Bond Fund
To shift investment exposure from one currency to another	CTIVP® — American Century Diversified Bond Fund
To generate total return through long and short currency positions versus the U.S. dollar	CTIVP® — American Century Diversified Bond Fund
To generate interest rate differential yield	CTIVP® — American Century Diversified Bond Fund
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Variable Portfolio Funds | Annual Report 2020	261

Notes to Financial Statements  (continued)
December 31, 2020
Futures contracts
Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:
Futures contracts	Funds
To produce incremental earnings	CTIVP® — TCW Core Plus Bond Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark	CTIVP® — American Century Diversified Bond Fund, CTIVP® — TCW Core Plus Bond Fund and CTIVP® — Wells Fargo Short Duration Government Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions	Variable Portfolio — Partners International Core Equity Fund
To manage exposure to movements in interest rates	CTIVP® — American Century Diversified Bond Fund, CTIVP® — TCW Core Plus Bond Fund and CTIVP® — Wells Fargo Short Duration Government Fund
Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into futures contracts, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
262	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
Credit default swap contracts	Funds
To manage credit risk exposure	CTIVP® — American Century Diversified Bond Fund
To increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer or seller to reduce or increase overall credit exposure	CTIVP® — American Century Diversified Bond Fund
To increase or decrease its credit exposure to a credit sector	CTIVP® — American Century Diversified Bond Fund
These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
CTIVP® – American Century Diversified Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,074,784
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	586,848*
Total		1,661,632

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	890,423

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio Funds | Annual Report 2020	263

Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(3,329,460)	(3,329,460)
Foreign exchange risk	4,451,335	—	—	4,451,335
Interest rate risk	—	7,960,379	—	7,960,379
Total	4,451,335	7,960,379	(3,329,460)	9,082,254

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(17,554)	—	(17,554)
Interest rate risk	—	1,338,601	1,338,601
Total	(17,554)	1,338,601	1,321,047
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	188,585,462
Futures contracts — short	174,610,539
Credit default swap contracts — buy protection	99,233,750

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,339,829	(1,414,273)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
CTIVP® – TCW Core Plus Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	566,787*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
264	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	802,104	—	802,104
Interest rate risk	—	26,771,798	26,771,798
Total	802,104	26,771,798	27,573,902

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(453,691)	—	(453,691)
Interest rate risk	—	2,248,285	2,248,285
Total	(453,691)	2,248,285	1,794,594
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	284,269,508
Futures contracts — short	19,919,592

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	18,574	—

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2020.
CTIVP® – Wells Fargo Short Duration Government Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	540,440*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	229,527*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio Funds | Annual Report 2020	265

Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	4,365,647

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	171,778
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	517,359,893
Futures contracts — short	137,844,333

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Variable Portfolio – Partners International Core Equity Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	310,438*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,243,010

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	447,313
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	38,598,603

266	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Investments in senior loans
Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar
Variable Portfolio Funds | Annual Report 2020	267

Notes to Financial Statements  (continued)
December 31, 2020
roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
Certain Funds may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
CTIVP® – American Century Diversified Bond Fund
	Goldman Sachs ($)	JPMorgan ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	192,937	140,583	741,264	1,074,784
Total assets	192,937	140,583	741,264	1,074,784
Liabilities
Forward foreign currency exchange contracts	396,909	35,143	458,371	890,423
Total liabilities	396,909	35,143	458,371	890,423
Total financial and derivative net assets	(203,972)	105,440	282,893	184,361
Total collateral received (pledged) (a)	-	-	130,000	130,000
Net amount (b)	(203,972)	105,440	152,893	54,361

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
268	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. Certain Funds classify gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Certain Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Certain Funds may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity.
Variable Portfolio Funds | Annual Report 2020	269

Notes to Financial Statements  (continued)
December 31, 2020
CTIVP® – Los Angeles Capital Large Cap Growth Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – T. Rowe Price Large Cap Value Fund, CTIVP® – Westfield Mid Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
CTIVP® – American Century Diversified Bond Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund, Variable Portfolio – Partners Core Bond Fund, Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund and Variable Portfolio – Partners International Value Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their investment company taxable income and net capital gain, if any, for their tax year, and as such will not be subject to federal income taxes. In addition, because the Funds meet the exception under Internal Revenue Code Section 4982(f), the Funds expect not to be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Foreign taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund and Variable Portfolio – Partners International Value Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for CTIVP® – American Century Diversified Bond Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
270	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides each Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the oversight of investments made by each Fund. The Investment Manager has entered into Subadvisory Agreements with respect to the Funds such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers (see Subadvisory agreements note below). The management services fee is an annual fee that is equal to a percentage of each Fund’s daily net assets that declines as each Fund’s net assets increase.
The fee rate range and effective management services fee rate for each Fund, as a percentage of each Fund’s average daily net assets for the year ended December 31, 2020, were as follows:
	High (%)	Low (%)	Effective management services fee rate (%)
CTIVP® – American Century Diversified Bond Fund	0.50	0.34	0.48
CTIVP® – CenterSquare Real Estate Fund	0.75	0.66	0.75
CTIVP® – Los Angeles Capital Large Cap Growth Fund	0.71	0.53	0.68
CTIVP® – MFS® Value Fund	0.71	0.53	0.69
CTIVP® – Morgan Stanley Advantage Fund	0.71	0.53	0.67
CTIVP® – T. Rowe Price Large Cap Value Fund	0.71	0.53	0.69
CTIVP® – TCW Core Plus Bond Fund	0.50	0.34	0.48
CTIVP® – Wells Fargo Short Duration Government Fund	0.43	0.28	0.42
CTIVP® – Westfield Mid Cap Growth Fund	0.81	0.68	0.81
Variable Portfolio – Partners Core Bond Fund	0.50	0.34	0.47
Variable Portfolio – Partners International Core Equity Fund	0.87	0.67	0.78
Variable Portfolio – Partners International Growth Fund	0.92	0.75	0.89
Variable Portfolio – Partners International Value Fund	0.87	0.67	0.85
Variable Portfolio – Partners Small Cap Growth Fund	0.87	0.75	0.86
Variable Portfolio Funds | Annual Report 2020	271

Notes to Financial Statements  (continued)
December 31, 2020
Subadvisory agreements
The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:
Fund	Subadviser(s)
CTIVP® — American Century Diversified Bond Fund	American Century Investment Management, Inc.
CTIVP® — CenterSquare Real Estate Fund	CenterSquare Investment Management LLC
CTIVP® — Los Angeles Capital Large Cap Growth Fund	Los Angeles Capital Management LLC(a)
CTIVP® — MFS® Value Fund	Massachusetts Financial Services Company
CTIVP® — Morgan Stanley Advantage Fund	Morgan Stanley Investment Management Inc.
CTIVP® — T. Rowe Price Large Cap Value Fund	T. Rowe Price Associates, Inc.
CTIVP® — TCW Core Plus Bond Fund	TCW Investment Management Company LLC
CTIVP® — Wells Fargo Short Duration Government Fund	Wells Capital Management Incorporated
CTIVP® — Westfield Mid Cap Growth Fund	Westfield Capital Management Company, L.P.
Variable Portfolio — Partners Core Bond Fund	J.P. Morgan Investment Management Inc. Wells Capital Management Incorporated
Variable Portfolio — Partners International Core Equity Fund	AQR Capital Management, LLC Schroder Investment Management North America Inc.(b) Schroder Investment Management North America Limited(b)
Variable Portfolio — Partners International Growth Fund	Walter Scott & Partners Limited (c) William Blair Investment Management, LLC
Variable Portfolio — Partners International Value Fund	Dimensional Fund Advisors LP Thompson, Siegel & Walmsley LLC(d)
Variable Portfolio — Partners Small Cap Growth Fund	BMO Asset Management Corp. Scout Investments, Inc. Wells Capital Management Incorporated
(a)	Prior to January 1, 2021, Los Angeles Capital Management LLC was known as Los Angeles Capital Management and Equity Research, Inc.
(b)	Effective May 12, 2020, the Investment Manager entered into a Subadvisory Agreement with Schroder Investment Management North America Inc. (SIMNA Inc.) to serve as a subadviser to the Fund. Schroder Investment Management North America Limited (SIMNA Ltd.), an affiliate of SIMNA Inc., assists in providing day-to-day portfolio management of the Fund pursuant to a Sub-Subadvisory Agreement between SIMNA Inc. and SIMNA Ltd.
(c)	Effective May 15, 2020, the Investment Manager entered into a Subadvisory Agreement with Walter Scott & Partners Limited to serve as a subadviser to the Fund.
(d)	Effective May 18, 2020, the Investment Manager entered into a Subadvisory Agreement with Thompson, Siegel and Walmsley LLC to serve as a subadviser to the Fund.
For Variable Portfolio — Partners Core Bond Fund, Variable Portfolio — Partners International Core Equity Fund, Variable Portfolio — Partners International Growth Fund, Variable Portfolio — Partners International Value Fund and Variable Portfolio — Partners Small Cap Growth Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board of Trustees, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
272	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in each Fund, up to a cap approved by the Board of Trustees from time to time.
For the year ended December 31, 2020, each Fund’s effective service fee rate as a percentage of the Fund’s average daily net assets was as follows:
Effective service fee rate (%)
CTIVP® – American Century Diversified Bond Fund	0.00
CTIVP® – CenterSquare Real Estate Fund	0.01
CTIVP® – Los Angeles Capital Large Cap Growth Fund	0.00
CTIVP® – MFS® Value Fund	0.00
CTIVP® – Morgan Stanley Advantage Fund	0.00
CTIVP® – T. Rowe Price Large Cap Value Fund	0.00
CTIVP® – TCW Core Plus Bond Fund	0.00
CTIVP® – Wells Fargo Short Duration Government Fund	0.00
CTIVP® – Westfield Mid Cap Growth Fund	0.00
Variable Portfolio – Partners Core Bond Fund	0.00
Variable Portfolio – Partners International Core Equity Fund	0.00
Variable Portfolio – Partners International Growth Fund	0.00
Variable Portfolio – Partners International Value Fund	0.00
Variable Portfolio – Partners Small Cap Growth Fund	0.00
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Distribution and/or service fees
The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 shares. The Funds pay no distribution and service fees for Class 1 shares.
Variable Portfolio Funds | Annual Report 2020	273

Notes to Financial Statements  (continued)
December 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	Contractual expense cap May 1, 2020 through April 30, 2021		Contractual expense cap prior to May 1, 2020
	Class 1 (%)	Class 2 (%)	Class 1 (%)	Class 2 (%)
CTIVP® – CenterSquare Real Estate Fund	0.89	1.14	0.91	1.16
CTIVP® – Los Angeles Capital Large Cap Growth Fund	0.73	0.98	0.73	0.98
CTIVP® – MFS® Value Fund	0.72	0.97	0.73	0.98
CTIVP® – Morgan Stanley Advantage Fund	0.74	0.99	0.78	1.03
CTIVP® – T. Rowe Price Large Cap Value Fund	0.71	0.96	0.71	0.96
CTIVP® – TCW Core Plus Bond Fund	0.54	0.79	0.56	0.81
CTIVP® – Wells Fargo Short Duration Government Fund	0.46	0.71	0.46	0.71
CTIVP® – Westfield Mid Cap Growth Fund	0.85	1.10	0.84	1.09
Variable Portfolio – Partners International Core Equity Fund	0.88	1.13	0.88	1.13
Variable Portfolio – Partners International Growth Fund	0.92	1.17	0.92	1.17
Variable Portfolio – Partners International Value Fund	0.84	1.09	0.88	1.13
Variable Portfolio – Partners Small Cap Growth Fund	0.87	1.12	0.88	1.13

	Contractual expense cap July 1, 2020 through April 30, 2021		Voluntary expense cap May 1, 2020 through June 30, 2020		Contractual expense cap prior to May 1, 2020
	Class 1 (%)	Class 2 (%)	Class 1 (%)	Class 2 (%)	Class 1 (%)	Class 2 (%)
CTIVP® – American Century Diversified Bond Fund	0.56	0.81	0.56	0.81	0.56	0.81
Variable Portfolio – Partners Core Bond Fund	0.56	0.81	0.56	0.81	0.56	0.81
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
274	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
At December 31, 2020, these differences were primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, derivative investments, distribution reclassifications, foreign currency transactions, former PFIC holdings, investments in partnerships, passive foreign investment company (PFIC) holdings, principal and/or interest of fixed income securities, re-characterization of distributions for investments, tax straddles and trustees’ deferred compensations. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase ($)
CTIVP® – American Century Diversified Bond Fund	5,627,248	(5,627,248)	—
CTIVP® – CenterSquare Real Estate Fund	(25,180)	25,180	—
CTIVP® – TCW Core Plus Bond Fund	587,229	(587,229)	—
CTIVP® – Wells Fargo Short Duration Government Fund	23,748	(23,748)	—
Variable Portfolio – Partners Core Bond Fund	678,697	(678,697)	—
Variable Portfolio – Partners International Core Equity Fund	(80,059)	80,059	—
Variable Portfolio – Partners International Growth Fund	(634,090)	634,090	—
Variable Portfolio – Partners International Value Fund	358,910	(358,910)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2020			Year Ended December 31, 2019
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
CTIVP® – American Century Diversified Bond Fund	60,219,059	—	60,219,059	116,287,113	—	116,287,113
CTIVP® – CenterSquare Real Estate Fund	16,442,538	18,787,495	35,230,033	9,248,083	—	9,248,083
CTIVP® – TCW Core Plus Bond Fund	112,426,756	13,107,503	125,534,259	74,869,539	—	74,869,539
CTIVP® – Wells Fargo Short Duration Government Fund	50,210,500	—	50,210,500	20,721,813	—	20,721,813
Variable Portfolio – Partners Core Bond Fund	140,513,538	—	140,513,538	87,635,970	—	87,635,970
Variable Portfolio – Partners International Core Equity Fund	5,873,590	8,181,273	14,054,863	85,710,009	45,831,024	131,541,033
Variable Portfolio – Partners International Growth Fund	2,132,949	11,427,989	13,560,938	9,505,949	28,475,987	37,981,936
Variable Portfolio – Partners International Value Fund	5,987,619	—	5,987,619	33,766,689	24,705,800	58,472,489
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
CTIVP® – American Century Diversified Bond Fund	133,592,409	—	—	135,969,556
CTIVP® – CenterSquare Real Estate Fund	3,400,681	23,939,160	—	12,988,195
CTIVP® – TCW Core Plus Bond Fund	175,443,731	39,230,562	—	99,662,711
CTIVP® – Wells Fargo Short Duration Government Fund	29,161,081	9,490,279	—	21,891,320
Variable Portfolio – Partners Core Bond Fund	194,704,204	44,220,472	—	211,082,792
Variable Portfolio – Partners International Core Equity Fund	44,625,815	—	(60,470,173)	503,262,451
Variable Portfolio – Partners International Growth Fund	917,150	67,523,387	—	316,671,748
Variable Portfolio – Partners International Value Fund	25,095,748	—	(109,138,917)	59,144,775
Variable Portfolio Funds | Annual Report 2020	275

Notes to Financial Statements  (continued)
December 31, 2020
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
CTIVP® – American Century Diversified Bond Fund	3,351,927,985	139,967,720	(3,998,164)	135,969,556
CTIVP® – CenterSquare Real Estate Fund	235,304,170	21,065,925	(8,077,730)	12,988,195
CTIVP® – TCW Core Plus Bond Fund	3,535,941,592	112,964,490	(13,301,779)	99,662,711
CTIVP® – Wells Fargo Short Duration Government Fund	1,550,818,156	22,520,086	(628,766)	21,891,320
Variable Portfolio – Partners Core Bond Fund	4,796,505,459	219,822,377	(8,739,585)	211,082,792
Variable Portfolio – Partners International Core Equity Fund	2,622,455,693	568,379,930	(65,117,479)	503,262,451
Variable Portfolio – Partners International Growth Fund	861,664,901	322,663,873	(5,992,125)	316,671,748
Variable Portfolio – Partners International Value Fund	1,076,977,753	158,298,014	(99,153,239)	59,144,775
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2020, capital loss carryforwards utilized, if any, were as follows:
Fund	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
CTIVP® – American Century Diversified Bond Fund	—	—	—	38,279,461
Variable Portfolio – Partners International Core Equity Fund	(30,030,875)	(30,439,298)	(60,470,173)	—
Variable Portfolio – Partners International Value Fund	—	(109,138,917)	(109,138,917)	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
276	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 5. Portfolio information
For the year ended December 31, 2020, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)	Purchases of U.S. Government securities ($)	Proceeds from sales of U.S. Government securities ($)
CTIVP® – American Century Diversified Bond Fund	7,467,912,447	7,285,866,249	4,429,935,458	4,680,660,932
CTIVP® – CenterSquare Real Estate Fund	248,214,035	521,976,844	—	—
CTIVP® – Los Angeles Capital Large Cap Growth Fund	867,758,949	1,848,725,964	—	—
CTIVP® – MFS® Value Fund	723,994,146	539,940,947	—	—
CTIVP® – Morgan Stanley Advantage Fund	1,271,837,055	3,035,578,334	—	—
CTIVP® – T. Rowe Price Large Cap Value Fund	528,791,160	859,000,623	—	—
CTIVP® – TCW Core Plus Bond Fund	11,343,397,696	11,112,491,750	10,544,106,121	10,373,184,297
CTIVP® – Wells Fargo Short Duration Government Fund	4,590,350,021	4,571,249,467	4,333,591,698	4,305,872,357
CTIVP® – Westfield Mid Cap Growth Fund	416,270,116	476,388,112	—	—
Variable Portfolio – Partners Core Bond Fund	14,633,209,336	13,727,720,205	12,004,340,147	11,632,204,057
Variable Portfolio – Partners International Core Equity Fund	4,248,434,387	4,253,347,170	—	—
Variable Portfolio – Partners International Growth Fund	745,640,120	869,747,164	—	—
Variable Portfolio – Partners International Value Fund	822,126,099	714,725,141	—	—
Variable Portfolio – Partners Small Cap Growth Fund	384,352,386	384,864,320	—	—
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Variable Portfolio Funds | Annual Report 2020	277

Notes to Financial Statements  (continued)
December 31, 2020
The Funds’ activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Fund	Borrower or Lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
CTIVP® – American Century Diversified Bond Fund	Lender	14,500,000	1.59	3
CTIVP® – Los Angeles Capital Large Cap Growth Fund	Borrower	850,000	0.62	2
CTIVP® – MFS® Value Fund	Borrower	4,133,333	1.35	6
CTIVP® – Morgan Stanley Advantage Fund	Borrower	6,866,667	0.61	12
CTIVP® – Morgan Stanley Advantage Fund	Lender	2,241,667	0.66	12
CTIVP® – T. Rowe Price Large Cap Value Fund	Borrower	200,000	0.60	1
CTIVP® – T. Rowe Price Large Cap Value Fund	Lender	42,000,000	0.74	1
CTIVP® – Westfield Mid Cap Growth Fund	Borrower	300,000	0.61	3
CTIVP® – Westfield Mid Cap Growth Fund	Lender	1,200,000	0.61	1
Variable Portfolio – Partners Core Bond Fund	Lender	2,575,000	0.98	16
Variable Portfolio – Partners International Core Equity Fund	Lender	3,060,000	0.90	5
Variable Portfolio – Partners International Growth Fund	Borrower	1,173,333	0.61	15
Variable Portfolio – Partners International Value Fund	Borrower	581,818	0.65	11
Variable Portfolio – Partners International Value Fund	Lender	3,700,000	0.61	1
Interest income earned and interest expense incurred, if any, are recorded as interfund lending on the Statement of Operations. The Funds had no outstanding interfund loans at December 31, 2020.
Note 8. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Funds had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
During the year ended December 31, 2020, the following fund had borrowings:
Fund	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
CTIVP® – MFS® Value Fund	1,050,000	1.89	4
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. CTIVP® – MFS® Value Fund had no outstanding borrowings at December 31, 2020. The remaining funds had no borrowings during the year ended December 31, 2020.
Note 9. Significant risks
Communication services sector risk
CTIVP® – Morgan Stanley Advantage Fund may be more susceptible to the particular risks that may affect companies in the communication services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the communication services sector are subject to certain risks, including the risk that new services, equipment or technologies
278	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many communication services sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
CTIVP® – American Century Diversified Bond Fund and CTIVP® – TCW Core Plus Bond Fund may be more susceptible to derivatives risk. Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Financial sector risk
CTIVP® – MFS® Value Fund, CTIVP® – T. Rowe Price Large Cap Value Fund and Variable Portfolio – Partners International Value Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations, war, terrorism, natural disasters and disease pandemics), occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Funds to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund and Variable Portfolio – Partners International Value Fund concentrate their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign
Variable Portfolio Funds | Annual Report 2020	279

Notes to Financial Statements  (continued)
December 31, 2020
countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund and Variable Portfolio – Partners International Value Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Funds invests. The Funds’ NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund and Variable Portfolio – Partners International Value Fund are particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Funds than if the Funds were more geographically diversified. This could result in increased volatility in the value of the Funds’ investments and losses for the Funds. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Funds to sell such securities at a desirable time and price.
Europe. Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund and Variable Portfolio – Partners International Value Fund are particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Funds’ NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Funds to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. There is a significant degree of uncertainty as to the outcome of these negotiations and the future and full impact of Brexit remain uncertain and could have additional adverse effects on economies, financial markets, currencies and asset valuations around the world. During this period and beyond, the impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Funds.
Japan. Variable Portfolio – Partners International Value Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
280	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Health care sector risk
CTIVP® – Westfield Mid Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
High-yield investments risk
Securities and other debt instruments held by CTIVP® – American Century Diversified Bond Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Industrial sector risk
Variable Portfolio – Partners International Growth Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Information technology sector risk
CTIVP® – Los Angeles Capital Large Cap Growth Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Westfield Mid Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of each Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact each Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund resulting in a negative impact on the Fund’s performance
Variable Portfolio Funds | Annual Report 2020	281

Notes to Financial Statements  (continued)
December 31, 2020
and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell investments in a down market.
Market and environment risk
The Funds may incur losses due to declines in the value of one or more securities in which they invest. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Funds, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Funds performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
282	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Real estate sector risk
CTIVP® – CenterSquare Real Estate Fund may be more susceptible to the particular risks of real estate related investments including risks of investing in REITs.
The risks associated with investments in real estate investment trusts (REITs) and other companies principally engaged in the real estate industry subject the Fund to risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of such investments may be affected by, among other factors, changes in the value of the underlying properties owned by the issuer, changes in the prospect for earnings and/or cash flow growth of the investment, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.
REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Variable Portfolio Funds | Annual Report 2020	283

Notes to Financial Statements  (continued)
December 31, 2020
Shareholder concentration risk
At December 31, 2020, the affiliated shareholder accounts, including affiliated fund-of-funds and separate accounts of affiliated insurance companies, owned 100% of Class 1 and Class 2 shares of each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
CTIVP® – CenterSquare Real Estate Fund, CTIVP® – Westfield Mid Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved the liquidation and termination of the CTIVP® – Los Angeles Capital Large Cap Growth Fund. Completion of a transaction (the Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund held by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the RiverSource Life Insurance Companies) or by other insurance companies on behalf of variable annuity and variable life insurance contract owners (contract owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about April 23, 2021 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund.
Following the period end, affiliated and unaffiliated shareholders of CTIVP® – Los Angeles Capital Large Cap Growth Fund redeemed $620,134,901, which represented approximately 38.8% of the Fund’s net assets as December 31, 2020, affiliated and unaffiliated shareholders of CTIVP® – MFS® Value Fund redeemed $368,579,719, which represented approximately 20.6% of the Fund’s net assets as December 31, 2020 and affiliated and unaffiliated shareholders of CTIVP® – Wells Fargo Short Duration Government Fund redeemed $366,334,872, which represented approximately 23.4% of the Fund’s net assets as December 31, 2020.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates
284	Variable Portfolio Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Funds.
Variable Portfolio Funds | Annual Report 2020	285

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – American Century Diversified Bond Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – Los Angeles Capital Large Cap Growth Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – T. Rowe Price Large Cap Value Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Partners Core Bond Fund, Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund, Variable Portfolio – Partners International Value Fund, and Variable Portfolio – Partners Small Cap Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of CTIVP® – American Century Diversified Bond Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – Los Angeles Capital Large Cap Growth Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – T. Rowe Price Large Cap Value Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Partners Core Bond Fund, Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund, Variable Portfolio – Partners International Value Fund, and Variable Portfolio – Partners Small Cap Growth Fund (fourteen of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
286	Variable Portfolio Funds | Annual Report 2020

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2020.
	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
CTIVP® – American Century Diversified Bond Fund	0.00%	$0	$0	$0.0000	$0	$0.00
CTIVP® – CenterSquare Real Estate Fund	0.10%	$25,193,816	$0	$0.0000	$0	$0.00
CTIVP® – TCW Core Plus Bond Fund	0.00%	$41,350,907	$0	$0.0000	$0	$0.00
CTIVP® – Wells Fargo Short Duration Government Fund	0.00%	$9,964,793	$0	$0.0000	$0	$0.00
Variable Portfolio – Partners Core Bond Fund	0.00%	$46,431,496	$0	$0.0000	$0	$0.00
Variable Portfolio – Partners International Core Equity Fund	0.00%	$0	$6,550,246	$0.0254	$70,367,824	$0.27
Variable Portfolio – Partners International Growth Fund	0.20%	$71,136,003	$1,266,831	$0.0149	$12,375,671	$0.15
Variable Portfolio – Partners International Value Fund	0.00%	$0	$2,047,026	$0.0166	$26,485,339	$0.21
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Foreign taxes for Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Value Fund and Variable Portfolio – Partners International Growth Fund are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2021.
Variable Portfolio Funds | Annual Report 2020	287

TRUSTEES AND OFFICERS
The Board oversees the Funds’ operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
288	Variable Portfolio Funds | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Variable Portfolio Funds | Annual Report 2020	289

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
290	Variable Portfolio Funds | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Variable Portfolio Funds | Annual Report 2020	291

TRUSTEES AND OFFICERS  (continued)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Trusts as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Funds’ other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
292	Variable Portfolio Funds | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio Funds | Annual Report 2020	293

Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
294	Variable Portfolio Funds | Annual Report 2020

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio Funds | Annual Report 2020	295

Variable Portfolio Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6546 AV (02/21)

Annual Report
December 31, 2020
CTIVP® – Loomis Sayles Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Loomis Sayles Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Loomis Sayles Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Loomis, Sayles & Company, L.P.
Aziz Hamzaogullari, CFA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	31.93	19.01	15.90
Class 2	05/07/10	31.61	18.72	15.61
Russell 1000 Growth Index		38.49	21.00	17.21
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Loomis Sayles Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	99.3
Money Market Funds	0.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	15.1
Consumer Discretionary	16.6
Consumer Staples	5.0
Energy	1.1
Financials	2.9
Health Care	14.7
Industrials	10.6
Information Technology	34.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 84.67% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 31.61%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 38.49% over the same period.
Market overview
Over the last nine months of 2020, as investors reacted to the impact of the COVID-19 pandemic, the market experienced significant rallies in a number of lower quality companies that were mostly in the information technology, consumer discretionary and health care sectors. Due to the short-term investor fervor, especially seen in “work from home” companies, some of these lower quality companies saw rallies of 100% or more since the end of the first quarter. We believed this fervor was analogous to that seen in the "dot-com" era of the late 1990s and early 2000s. Because our disciplined quality-growth-valuation investment process led us to avoid these largely lower quality companies, the outperformance of these companies served as a headwind to the Fund’s relative performance during the period.
The Fund’s notable contributors during the period
•	Industrials, consumer staples and health care were the three strongest-contributing market sectors to the strategy on a relative basis. All three sectors were overweight relative to the benchmark. Security selection was the biggest contributor in all three sectors. Each sector provided positive absolute returns.
•	Among individual stocks Nvidia, Autodesk and Deere were among the largest relative contributors to performance during the period. All three provided positive absolute returns.
○	Nvidia is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. Nvidia reported better-than-expected results, driven by recovery in its gaming business and rising demand in its data center business.
○	Autodesk, a global leader in 3D design software and services, offers a broad suite of products that are viewed as mission critical among its clients. In early 2016, the company began transitioning its business model to a cloud-delivered, subscription-based model. We believed the subscription model would result in increased visibility of future revenue streams and higher lifetime customer value, leading to increased revenue, profitability, and free cash flow. During the year, Autodesk reported strong results that exceeded consensus expectations for revenues, earnings, and free cash flow, while demonstrating continued progress in its model transition.
○	Deere manufactures a full line of equipment used in agriculture, construction, forestry, and turf care. Deere reported better-than-expected financial results that reflected strong demand for smaller agricultural equipment, improvements in its key large agricultural equipment end markets, continuing penetration of its precision agricultural offerings, and operating margins in the agriculture and turf segment that reached their highest level since revenues peaked in 2013.
○	At period end, we believed the shares of all three contributors continued to trade at a significant discount to or estimate of their intrinsic value.
The Fund’s notable detractors during the period
•	Information technology, consumer discretionary and energy were the three sectors that detracted most from the strategy’s performance on a relative basis. Information technology was underweight relative to the benchmark and consumer discretionary and energy were overweight.
•	Stock selection detracted the most in information technology and consumer discretionary while our sector allocation detracted the most in energy.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	Information technology and consumer discretionary provided positive absolute returns and the energy sector provided negative absolute returns.
•	Alibaba Group, Schlumberger and SEI Investments were among the largest relative detractors from performance during the period.
○	Alibaba Group is a leading China e-commerce and consumer-engagement platform provider. During the period, Alibaba reported strong fundamentals, continued market share gains, and revenue growth that exceeded consensus expectations. However, the company came under pressure due to a series of regulatory actions by Chinese regulators looking into allegations that Alibaba requires merchants to enter exclusive relationships which prevent them from offering the same products on competing platforms. We did not believe the investigation, or any currently proposed regulations, would ultimately impact Alibaba’s competitive advantages. With its shares trading at a significant discount to our estimate of intrinsic value, we believed Alibaba continued to offer a compelling reward-to-risk opportunity.
○	Schlumberger, the world’s leading supplier of technology and equipment to the oil and gas exploration and production industry, reported financial results that deteriorated substantially due to the oil price environment, which was negatively impacted by COVID-19-related demand weakness and a price war between OPEC and Russia. We believed Schlumberger’s products remain a necessary part of the solution for profitably extracting energy resources, even in times of substantial commodity price compression. We believed its shares were selling at a significant discount to our estimate of intrinsic value. We added to our position during the period.
○	SEI Investments is a wealth management and business process outsourcing provider to global financial institutions. During the period, SEI reported financial results that were generally in line with consensus expectations but were impacted by lower average AUM (assets under management) balances, elevated investments, and client losses incurred in 2019. SEI’s business model benefits from high recurring revenues and high switching costs for customers, which has led to an average client relationship of almost two decades. We believed SEI was selling at a significant discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity.
The Fund experienced increased portfolio turnover in 2020 (22% in 2020 versus 7% in 2019). This turnover was a result of increased purchase activity, consistent with our long-standing approach of allocating capital to the most attractive reward-to-risk opportunities presented to us.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,200.90	1,021.67	3.82	3.51	0.69
Class 2	1,000.00	1,000.00	1,199.60	1,020.41	5.20	4.77	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.3%
Issuer	Shares	Value ($)
Communication Services 15.0%
Entertainment 3.8%
Walt Disney Co. (The)(a)	534,673	96,872,054
Interactive Media & Services 11.2%
Alphabet, Inc., Class A(a)	40,023	70,145,911
Alphabet, Inc., Class C(a)	40,127	70,297,689
Facebook, Inc., Class A(a)	529,078	144,522,946
Total		284,966,546
Total Communication Services		381,838,600
Consumer Discretionary 16.4%
Hotels, Restaurants & Leisure 4.6%
Starbucks Corp.	606,430	64,875,881
Yum China Holdings, Inc.	373,618	21,329,852
Yum! Brands, Inc.	294,360	31,955,722
Total		118,161,455
Internet & Direct Marketing Retail 11.8%
Alibaba Group Holding Ltd., ADR(a)	513,910	119,602,274
Amazon.com, Inc.(a)	55,789	181,700,868
Total		301,303,142
Total Consumer Discretionary		419,464,597
Consumer Staples 4.9%
Beverages 3.5%
Monster Beverage Corp.(a)	957,261	88,527,497
Household Products 1.4%
Colgate-Palmolive Co.	438,171	37,468,002
Total Consumer Staples		125,995,499
Energy 1.1%
Energy Equipment & Services 1.1%
Schlumberger NV	1,311,287	28,625,395
Total Energy		28,625,395
Financials 2.9%
Capital Markets 2.9%
Factset Research Systems, Inc.	111,841	37,187,133
SEI Investments Co.	631,481	36,291,213
Total		73,478,346
Total Financials		73,478,346
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.6%
Biotechnology 2.5%
Regeneron Pharmaceuticals, Inc.(a)	130,645	63,115,906
Health Care Equipment & Supplies 1.4%
Intuitive Surgical, Inc.(a)	42,751	34,974,593
Health Care Technology 1.5%
Cerner Corp.	509,186	39,960,917
Life Sciences Tools & Services 2.4%
Illumina, Inc.(a)	163,445	60,474,650
Pharmaceuticals 6.8%
Novartis AG, ADR	881,283	83,219,554
Novo Nordisk A/S, ADR	316,579	22,113,043
Roche Holding AG, ADR	1,537,032	67,283,576
Total		172,616,173
Total Health Care		371,142,239
Industrials 10.6%
Aerospace & Defense 4.4%
Boeing Co. (The)	525,538	112,496,664
Air Freight & Logistics 2.3%
Expeditors International of Washington, Inc.	603,585	57,406,970
Machinery 3.9%
Deere & Co.	371,082	99,839,612
Total Industrials		269,743,246
Information Technology 33.8%
Communications Equipment 1.6%
Cisco Systems, Inc.	929,153	41,579,597
IT Services 6.5%
Automatic Data Processing, Inc.	100,470	17,702,814
Visa, Inc., Class A	668,780	146,282,249
Total		163,985,063
Semiconductors & Semiconductor Equipment 7.4%
NVIDIA Corp.	226,505	118,280,911
QUALCOMM, Inc.	462,242	70,417,946
Total		188,698,857
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 18.3%
Autodesk, Inc.(a)	427,829	130,633,307
Microsoft Corp.	459,386	102,176,634
Oracle Corp.	1,481,629	95,846,580
Salesforce.com, Inc.(a)	442,378	98,442,376
Workday, Inc., Class A(a)	162,504	38,937,584
Total		466,036,481
Total Information Technology		860,299,998
Total Common Stocks (Cost $1,295,569,239)		2,530,587,920

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	16,949,882	16,948,187
Total Money Market Funds (Cost $16,948,187)		16,948,187
Total Investments in Securities (Cost: $1,312,517,426)		2,547,536,107
Other Assets & Liabilities, Net		101,431
Net Assets		2,547,637,538

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	28,224,649	411,415,905	(422,692,690)	323	16,948,187	(1,128)	113,727	16,949,882
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	381,838,600	—	—	381,838,600
Consumer Discretionary	419,464,597	—	—	419,464,597
Consumer Staples	125,995,499	—	—	125,995,499
Energy	28,625,395	—	—	28,625,395
Financials	73,478,346	—	—	73,478,346
Health Care	303,858,663	67,283,576	—	371,142,239
Industrials	269,743,246	—	—	269,743,246
Information Technology	860,299,998	—	—	860,299,998
Total Common Stocks	2,463,304,344	67,283,576	—	2,530,587,920
Money Market Funds	16,948,187	—	—	16,948,187
Total Investments in Securities	2,480,252,531	67,283,576	—	2,547,536,107
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,295,569,239)	$2,530,587,920
Affiliated issuers (cost $16,948,187)	16,948,187
Receivable for:
Capital shares sold	68,341
Dividends	886,933
Prepaid expenses	6,566
Total assets	2,548,497,947
Liabilities
Payable for:
Capital shares purchased	461,658
Management services fees	45,238
Distribution and/or service fees	462
Service fees	86,089
Compensation of board members	221,558
Compensation of chief compliance officer	522
Other expenses	44,882
Total liabilities	860,409
Net assets applicable to outstanding capital stock	$2,547,637,538
Represented by
Trust capital	$2,547,637,538
Total - representing net assets applicable to outstanding capital stock	$2,547,637,538
Class 1
Net assets	$2,479,844,861
Shares outstanding	50,058,035
Net asset value per share	$49.54
Class 2
Net assets	$67,792,677
Shares outstanding	1,404,738
Net asset value per share	$48.26
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	11

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$18,959,838
Dividends — affiliated issuers	113,727
Interfund lending	3
Foreign taxes withheld	(1,371,594)
Total income	17,701,974
Expenses:
Management services fees	14,988,521
Distribution and/or service fees
Class 2	145,993
Service fees	322,818
Compensation of board members	65,045
Custodian fees	14,591
Printing and postage fees	60,102
Audit fees	29,500
Legal fees	31,104
Compensation of chief compliance officer	539
Other	153,464
Total expenses	15,811,677
Net investment income	1,890,297
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	441,507,311
Investments — affiliated issuers	(1,128)
Net realized gain	441,506,183
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	207,899,040
Investments — affiliated issuers	323
Net change in unrealized appreciation (depreciation)	207,899,363
Net realized and unrealized gain	649,405,546
Net increase in net assets resulting from operations	$651,295,843
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$1,890,297	$11,458,847
Net realized gain	441,506,183	44,864,941
Net change in unrealized appreciation (depreciation)	207,899,363	567,291,017
Net increase in net assets resulting from operations	651,295,843	623,614,805
Decrease in net assets from capital stock activity	(663,811,930)	(38,178,785)
Total increase (decrease) in net assets	(12,516,087)	585,436,020
Net assets at beginning of year	2,560,153,625	1,974,717,605
Net assets at end of year	$2,547,637,538	$2,560,153,625

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,031,060	124,647,713	2,304,915	77,196,903
Redemptions	(19,681,393)	(784,712,667)	(3,305,733)	(111,892,459)
Net decrease	(16,650,333)	(660,064,954)	(1,000,818)	(34,695,556)
Class 2
Subscriptions	163,611	6,799,662	158,822	5,246,133
Redemptions	(264,248)	(10,546,638)	(263,845)	(8,729,362)
Net decrease	(100,637)	(3,746,976)	(105,023)	(3,483,229)
Total net decrease	(16,750,970)	(663,811,930)	(1,105,841)	(38,178,785)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$37.55	0.04	11.95	11.99
Year Ended 12/31/2019	$28.50	0.17	8.88	9.05
Year Ended 12/31/2018	$29.20	0.17	(0.87)	(0.70)
Year Ended 12/31/2017	$21.95	0.10	7.15	7.25
Year Ended 12/31/2016	$20.75	0.15	1.05	1.20
Class 2
Year Ended 12/31/2020	$36.67	(0.07)	11.66	11.59
Year Ended 12/31/2019	$27.90	0.08	8.69	8.77
Year Ended 12/31/2018	$28.66	0.10	(0.86)	(0.76)
Year Ended 12/31/2017	$21.60	0.03	7.03	7.06
Year Ended 12/31/2016	$20.46	0.09	1.05	1.14

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$49.54	31.93%	0.69%	0.69%	0.09%	22%	$2,479,845
Year Ended 12/31/2019	$37.55	31.76%	0.69%	0.69%	0.50%	7%	$2,504,948
Year Ended 12/31/2018	$28.50	(2.40%)	0.70%	0.70%	0.57%	8%	$1,929,781
Year Ended 12/31/2017	$29.20	33.03%	0.72%	0.72%	0.39%	5%	$1,989,749
Year Ended 12/31/2016	$21.95	5.78%	0.73%	0.73%	0.72%	19%	$2,398,329
Class 2
Year Ended 12/31/2020	$48.26	31.61%	0.94%	0.94%	(0.16%)	22%	$67,793
Year Ended 12/31/2019	$36.67	31.43%	0.94%	0.94%	0.25%	7%	$55,206
Year Ended 12/31/2018	$27.90	(2.65%)	0.95%	0.95%	0.32%	8%	$44,937
Year Ended 12/31/2017	$28.66	32.68%	0.97%	0.97%	0.10%	5%	$45,101
Year Ended 12/31/2016	$21.60	5.57%	0.98%	0.98%	0.41%	19%	$34,617
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	15

Notes to Financial Statements
December 31, 2020
Note 1. Organization
CTIVP® – Loomis Sayles Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	17

Notes to Financial Statements  (continued)
December 31, 2020
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.66% of the Fund’s average daily net assets.
Subadvisory Agreement
The Investment Manager has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as the subadviser to the Fund. The Investment Manager compensates Loomis Sayles to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
18	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.74%	0.77%
Class 2	0.99	1.02
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $488,221,539 and $1,141,125,688, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	200,000	0.62	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
20	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 92.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Loomis Sayles Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Loomis Sayles Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	23

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
24	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
26	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	27

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
28	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020	29

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
30	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2020

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CTIVP® – Loomis Sayles Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-2010 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio - Government Money Market Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio - Government Money Market Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Monthly portfolio holdings
The Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q for periods ended prior to March 31, 2019. The Fund’s Form N-Q is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
The Fund’s portfolio holdings are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP is available on the SEC’s website at sec.gov and can be obtained without a charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio - Government Money Market Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
John McColley
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	0.31	0.83	0.42
Class 2	05/03/10	0.24	0.67	0.34
Class 3	10/13/81	0.28	0.75	0.38
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
Prior to May 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Portfolio breakdown (%) (at December 31, 2020)
Repurchase Agreements	13.9
Treasury Bills	33.3
U.S. Government & Agency Obligations	50.3
U.S. Treasury Obligations	2.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.10	1,024.53	0.60	0.61	0.12
Class 2	1,000.00	1,000.00	1,000.10	1,024.58	0.55	0.56	0.11
Class 3	1,000.00	1,000.00	1,000.10	1,024.58	0.55	0.56	0.11
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended December 31, 2020, the annualized expense ratio would have been 0.45% for all classes. The actual expenses paid would have been $2.26 for all classes. The hypothetical expenses paid would have been $2.29 for all classes.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	5

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Repurchase Agreements 13.6%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party RBC Dominion Securities, Inc.
dated 12/31/2020, matures 01/04/2021
repurchase price $20,000,156 (collateralized by U.S. Treasury Securities, Market Value $20,400,003)
	0.070%	20,000,000	20,000,000
Tri-party Royal Bank of Canada
dated 12/31/2020, matures 01/04/2021
repurchase price $20,000,111 (collateralized by U.S. Treasury Securities, Market Value $20,400,051)
	0.050%	20,000,000	20,000,000
Tri-party TD Securities (USA) LLC
dated 12/31/2020, matures 01/04/2021
repurchase price $20,000,133 (collateralized by U.S. Treasury Securities, Market Value $20,400,011)
	0.060%	20,000,000	20,000,000
Total Repurchase Agreements (Cost $60,000,000)			60,000,000

Treasury Bills 32.7%

United States 32.7%
U.S. Cash Management Bills
01/05/2021	0.080%	9,000,000	8,999,899
02/02/2021	0.110%	6,000,000	5,999,424
03/02/2021	0.100%	14,000,000	13,997,660
03/16/2021	0.080%	10,000,000	9,998,314
03/23/2021	0.080%	10,000,000	9,998,189
U.S. Treasury Bills
01/07/2021	0.120%	5,000,000	4,999,881
01/12/2021	0.100%	6,000,000	5,999,796
01/19/2021	0.110%	4,000,000	3,999,776
01/21/2021	0.070%	10,000,000	9,999,608
01/28/2021	0.070%	5,000,000	4,999,716
02/04/2021	0.100%	7,000,000	6,999,319
02/18/2021	0.100%	5,000,000	4,999,303
02/25/2021	0.090%	9,000,000	8,998,701
03/04/2021	0.080%	9,000,000	8,998,737
04/01/2021	0.080%	13,000,000	12,997,372
04/08/2021	0.090%	14,000,000	13,996,458
05/20/2021	0.090%	8,000,000	7,997,217
Total			143,979,370
Total Treasury Bills (Cost $143,979,370)			143,979,370

U.S. Government & Agency Obligations 49.5%

Federal Agricultural Mortgage Corp.(a)
1-month USD LIBOR + 0.000% 12/01/2021	0.150%	4,000,000	4,000,000
Federal Agricultural Mortgage Corp.
01/14/2022	0.140%	2,000,000	2,000,000
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Agricultural Mortgage Corp. Discount Notes
01/04/2021	0.070%	5,000,000	4,999,960
01/25/2021	0.100%	6,000,000	5,999,600
03/22/2021	0.080%	10,000,000	9,998,222
Federal Farm Credit Banks(a)
SOFR + 0.080% 06/10/2021	0.170%	2,000,000	2,000,000
1-month USD LIBOR + 0.005% 06/25/2021	0.150%	4,500,000	4,500,000
Federal Farm Credit Banks Discount Notes
01/28/2021	0.070%	13,000,000	12,999,280
03/25/2021	0.100%	12,000,000	11,997,233
05/03/2021	0.100%	6,000,000	5,997,967
06/30/2021	0.110%	6,000,000	5,996,700
Federal Home Loan Banks(a)
SOFR + 0.050% 01/28/2021	0.140%	3,000,000	3,000,000
SOFR + 0.025% 02/22/2021	0.110%	4,500,000	4,500,000
SOFR + 0.075% 07/08/2021	0.160%	2,000,000	2,000,000
SOFR + 0.140% 08/18/2021	0.230%	4,500,000	4,500,000
SOFR + 0.090% 05/26/2022	0.180%	4,000,000	4,000,000
Federal Home Loan Banks Discount Notes
01/04/2021	0.070%	6,000,000	5,999,955
01/06/2021	0.140%	9,500,000	9,499,789
01/08/2021	0.070%	8,000,000	7,999,873
01/13/2021	0.080%	6,000,000	5,999,820
01/15/2021	0.090%	8,000,000	7,999,720
01/20/2021	0.130%	8,590,000	8,589,411
01/22/2021	0.090%	9,000,000	8,999,527
01/27/2021	0.090%	8,000,000	7,999,480
02/01/2021	0.090%	7,000,000	6,999,457
02/02/2021	0.090%	10,000,000	9,999,200
02/17/2021	0.110%	3,000,000	2,999,550
02/19/2021	0.090%	13,000,000	12,998,421
03/17/2021	0.090%	8,000,000	7,998,583
04/05/2021	0.110%	7,000,000	6,998,081
04/28/2021	0.110%	8,000,000	7,997,270
Federal Home Loan Mortgage Corp(a)
SOFR + 0.100% 08/19/2022	0.190%	2,000,000	2,000,000
Residual Funding Corp.
STRIPS
01/15/2021	0.130%	8,000,000	7,999,565
Total U.S. Government & Agency Obligations (Cost $217,566,664)			217,566,664

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
U.S. Treasury Obligations 2.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
3-month U.S. Treasury Index + 0.115% 01/31/2021	0.210%	5,000,000	4,999,887
3-month U.S. Treasury Index + 0.220% 07/31/2021	0.315%	6,000,000	5,997,581
Total U.S. Treasury Obligations (Cost $10,997,468)			10,997,468
Total Investments in Securities (Cost: $432,543,502)	432,543,502
Other Assets & Liabilities, Net	7,555,310
Net Assets	440,098,812

Notes to Portfolio of Investments
(a)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	60,000,000	—	60,000,000
Treasury Bills	—	143,979,370	—	143,979,370
U.S. Government & Agency Obligations	—	217,566,664	—	217,566,664
U.S. Treasury Obligations	—	10,997,468	—	10,997,468
Total Investments in Securities	—	432,543,502	—	432,543,502
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $372,543,502)	$372,543,502
Repurchase agreements (cost $60,000,000)	60,000,000
Cash	7,730,941
Receivable for:
Capital shares sold	167,511
Interest	11,788
Expense reimbursement due from Investment Manager	4,776
Prepaid expenses	2,569
Trustees’ deferred compensation plan	1,100
Total assets	440,462,187
Liabilities
Payable for:
Capital shares purchased	211,828
Distributions to shareholders	120
Management services fees	4,687
Service fees	26,446
Compensation of board members	83,359
Compensation of chief compliance officer	95
Other expenses	35,740
Trustees’ deferred compensation plan	1,100
Total liabilities	363,375
Net assets applicable to outstanding capital stock	$440,098,812
Represented by
Paid in capital	440,134,217
Total distributable earnings (loss)	(35,405)
Total - representing net assets applicable to outstanding capital stock	$440,098,812
Class 1
Net assets	$95,061,743
Shares outstanding	94,974,706
Net asset value per share	$1.00
Class 2
Net assets	$107,244,987
Shares outstanding	107,255,135
Net asset value per share	$1.00
Class 3
Net assets	$237,792,082
Shares outstanding	237,677,258
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	9

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Interest	$1,740,306
Total income	1,740,306
Expenses:
Management services fees	1,645,686
Distribution and/or service fees
Class 2	239,471
Class 3	279,415
Service fees	253,277
Compensation of board members	25,339
Custodian fees	9,503
Printing and postage fees	49,590
Audit fees	29,500
Legal fees	12,416
Compensation of chief compliance officer	76
Other	31,477
Total expenses	2,575,750
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,212,035)
Fees waived by distributor
Class 2	(201,055)
Class 3	(220,909)
Total net expenses	941,751
Net investment income	798,555
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	46,243
Net realized gain	46,243
Net realized and unrealized gain	46,243
Net increase in net assets resulting from operations	$844,798
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$798,555	$6,965,486
Net realized gain	46,243	190,524
Net increase in net assets resulting from operations	844,798	7,156,010
Distributions to shareholders
Net investment income and net realized gains
Class 1	(288,123)	(2,641,138)
Class 2	(171,344)	(1,041,346)
Class 3	(531,580)	(3,437,347)
Total distributions to shareholders	(991,047)	(7,119,831)
Increase (decrease) in net assets from capital stock activity	110,351,572	(248,581,487)
Total increase (decrease) in net assets	110,205,323	(248,545,308)
Net assets at beginning of year	329,893,489	578,438,797
Net assets at end of year	$440,098,812	$329,893,489

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	63,016,150	63,016,151	9,336,975	9,336,974
Distributions reinvested	290,976	290,976	2,546,724	2,546,724
Redemptions	(55,043,740)	(55,043,740)	(226,197,463)	(226,228,529)
Net increase (decrease)	8,263,386	8,263,387	(214,313,764)	(214,344,831)
Class 2
Subscriptions	89,423,203	89,423,203	16,424,522	16,424,522
Distributions reinvested	173,027	173,027	1,049,800	1,049,800
Redemptions	(43,399,111)	(43,399,111)	(23,736,162)	(23,736,162)
Net increase (decrease)	46,197,119	46,197,119	(6,261,840)	(6,261,840)
Class 3
Subscriptions	107,706,330	107,706,329	17,537,745	17,537,746
Distributions reinvested	537,237	537,237	3,465,476	3,465,476
Redemptions	(52,352,500)	(52,352,500)	(49,009,104)	(48,978,038)
Net increase (decrease)	55,891,067	55,891,066	(28,005,883)	(27,974,816)
Total net increase (decrease)	110,351,572	110,351,572	(248,581,487)	(248,581,487)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return is not annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	(0.00)(b)	(0.02)
Year Ended 12/31/2018	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 12/31/2017	$1.00	0.00(b)	0.00	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 12/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Class 2
Year Ended 12/31/2020	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	(0.00)(b)	(0.02)
Year Ended 12/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2017	$1.00	0.00(b)	0.00	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 12/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Class 3
Year Ended 12/31/2020	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	(0.00)(b)	(0.02)
Year Ended 12/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2017	$1.00	0.00(b)	0.00	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 12/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$1.00	0.31%	0.49%	0.21%	0.23%	$95,062
Year Ended 12/31/2019	$1.00	1.89%	0.47%	0.36%	1.87%	$86,841
Year Ended 12/31/2018	$1.00	1.51%	0.46%	0.32%	1.77%	$301,167
Year Ended 12/31/2017	$1.00	0.43%	0.50%	0.45%	0.42%	$44,578
Year Ended 12/31/2016	$1.00	0.01%	0.49%	0.36%	0.01%	$48,310
Class 2
Year Ended 12/31/2020	$1.00	0.24%	0.74%	0.23%	0.13%	$107,245
Year Ended 12/31/2019	$1.00	1.64%	0.72%	0.62%	1.60%	$61,083
Year Ended 12/31/2018	$1.00	1.26%	0.72%	0.59%	1.36%	$67,341
Year Ended 12/31/2017	$1.00	0.18%	0.75%	0.70%	0.17%	$32,860
Year Ended 12/31/2016	$1.00	0.01%	0.74%	0.36%	0.01%	$35,914
Class 3
Year Ended 12/31/2020	$1.00	0.28%	0.61%	0.23%	0.20%	$237,792
Year Ended 12/31/2019	$1.00	1.77%	0.60%	0.49%	1.72%	$181,970
Year Ended 12/31/2018	$1.00	1.38%	0.60%	0.48%	1.36%	$209,931
Year Ended 12/31/2017	$1.00	0.30%	0.62%	0.57%	0.29%	$224,799
Year Ended 12/31/2016	$1.00	0.01%	0.62%	0.36%	0.01%	$269,488
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	13

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio - Government Money Market Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
14	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
	RBC Dominion Securities ($)	Royal Bank of Canada ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	20,000,000	20,000,000	20,000,000	60,000,000
Total financial and derivative net assets	20,000,000	20,000,000	20,000,000	60,000,000
Total collateral received (pledged) (a)	20,000,000	20,000,000	20,000,000	60,000,000
Net amount (b)	-	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	15

Notes to Financial Statements  (continued)
December 31, 2020
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.39% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
16	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Effective April 1, 2020, the Distributor has voluntarily agreed to waive the distribution fees for Class 2 and Class 3 shares, so that the Fund will not pay distribution fees for these share classes. This arrangement may be modified or terminated by the Distributor at any time.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.45%	0.40%
Class 2	0.70	0.65
Class 3	0.575	0.525
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Effective April 1, 2020, Class 2 and Class 3 distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	17

Notes to Financial Statements  (continued)
December 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
991,047	—	991,047	7,119,831	—	7,119,831
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
47,624	709	—	—
At December 31, 2020, the cost of all investments for federal income tax purposes was $432,543,502. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended December 31, 2020.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
18	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The Fund had no borrowings during the year ended December 31, 2020.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, one unaffiliated shareholder of record owned 10.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 85.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
20	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio - Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Government Money Market Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
22	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Capital gain dividend	Section 163(j) Interest Dividends
$744	83.12%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	23

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
24	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
26	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	27

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
28	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2020	29

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Columbia Variable Portfolio - Government Money Market Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6637 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Overseas Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Overseas Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Overseas Core Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2018
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	9.12	6.47	5.23
Class 2	05/03/10	8.83	6.19	4.96
Class 3	01/13/92	8.92	6.34	5.10
MSCI EAFE Index (Net)		7.82	7.45	5.51
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2018 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Overseas Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	6.7
Consumer Discretionary	8.0
Consumer Staples	11.4
Energy	6.1
Financials	12.9
Health Care	13.6
Industrials	17.0
Information Technology	13.4
Materials	6.3
Real Estate	3.7
Utilities	0.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2020)
Australia	1.1
Canada	5.1
Chile	0.2
China	1.4
Denmark	0.7
Finland	3.0
France	7.3
Country breakdown (%) (at December 31, 2020)
Germany	3.8
Guernsey	0.9
Hong Kong	0.8
Ireland	2.5
Israel	1.9
Italy	1.4
Japan	26.9
Netherlands	5.8
Norway	2.5
Pakistan	0.4
Russian Federation	1.0
Singapore	2.0
South Korea	3.2
Spain	2.5
Sweden	3.0
Switzerland	4.5
Taiwan	3.2
United Kingdom	10.2
United States(a)	4.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 74.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 8.83%, compared with a 7.82% return for the Fund’s benchmark, the MSCI EAFE Index (Net).
Market overview
After having been down more than 33% in the first quarter, developed markets outside the U.S. generally finished the year up, with some country indexes logging robust double-digit returns.
Initial market panic driven by pandemic uncertainty was replaced by a “look through” mentality of when, not if, the pandemic would be brought under control. To that end, remarkable progress was made in the development of a number of vaccine candidates that boasted tremendous efficacy rates. There are likely other historical examples of globally coordinated efforts to solve one particular problem, but we believe that this has to be among the most impressive.
On top of the medical breakthroughs and the hope they engendered for a return to normal business activity (and life) we also saw coordinated fiscal and monetary policy efforts to combat the devastating effects of the pandemic. Around the world, policies were enacted to help bridge the gap in corporate and household incomes to mitigate permanent damage to the global economy. Financial conditions were eased, dramatically helping to preserve economic vitality while also boosting asset returns.
A highly contentious presidential election in the U.S. and a final agreement for the United Kingdom to leave the European Union toward year-end were not enough to derail market enthusiasm. Credit spreads compressed during the fourth quarter and commodity prices jumped with oil prices up almost 20%.
Capping off the year’s drama, markets also witnessed a fourth-quarter rotation from the growth cohort of stocks that had dominated year-to-date into the value cohort, which outperformed by more than 6% during the quarter.
The Fund’s notable contributors during the period:
•	Strong broad-based stock selection, especially in Japan and in the industrials, energy, communication services and both consumer sectors, helped the Fund outperform its benchmark.
•	Overweight exposure to out-of-benchmark names domiciled in Canada helped relative results as well.
•	Tokyo-based IT consultant BayCurrent Consulting, which is tied to key long-term digital investment themes, rose on expectations for strong sales and earnings growth.
•	Chinese Internet giant Tencent Holdings, which has a unique moat and monetization potential that investors expect will drive sustained cash flow and earnings growth.
•	Japanese M&A consultant Nihon M&A Center, which continually has generated strong earnings growth amid increasing merger deals in key target markets.
The Fund’s notable detractors during the period:
•	London-based interdealer broker TP ICAP, which weathered the pandemic drawdown reasonably well but fell later in the year as investors worried over a proposed acquisition.
•	Dutch bank ABN AMRO, which like most financial companies was battered by a loss of confidence throughout the year as investors assessed potential effects of the pandemic.
•	Tokyo-based real estate investment trust Invincible Investment Corp., which fell as the outlook for commercial office buildings plummeted at the start of the pandemic.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,214.40	1,021.01	4.56	4.17	0.82
Class 2	1,000.00	1,000.00	1,213.50	1,019.76	5.95	5.43	1.07
Class 3	1,000.00	1,000.00	1,214.20	1,020.36	5.29	4.82	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Australia 1.1%
Ansell Ltd.	1,158,895	30,979,695
Canada 5.1%
Alimentation Couche-Tard, Inc., Class B	1,401,219	47,753,068
Cameco Corp.(a)	2,350,402	31,495,387
Primo Water Corp.	2,091,221	32,790,345
Yamana Gold, Inc.	5,089,689	29,062,124
Total		141,100,924
Chile 0.2%
Lundin Mining Corp.	507,446	4,504,784
China 1.4%
Tencent Holdings Ltd.	551,200	39,660,934
Denmark 0.7%
Novo Nordisk A/S, Class B	275,486	19,217,675
Finland 3.0%
UPM-Kymmene OYJ	1,342,310	50,056,952
Valmet OYJ	1,107,921	31,853,268
Total		81,910,220
France 7.3%
AtoS(b)	294,154	26,860,873
BNP Paribas SA(b)	545,508	28,798,563
Capgemini SE	377,993	58,797,716
DBV Technologies SA, ADR(b)	501,959	1,315,133
Eiffage SA(b)	364,639	35,246,710
Sanofi	280,541	27,190,881
Total SE	581,539	25,100,524
Total		203,310,400
Germany 3.8%
Aroundtown SA	3,971,453	29,610,898
Bayer AG, Registered Shares	335,683	19,775,489
Covestro AG	554,933	34,191,336
Duerr AG	555,213	22,702,625
Total		106,280,348
Guernsey 0.9%
Burford Capital Ltd.(b)	2,564,414	24,797,883
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 0.8%
WH Group Ltd.	28,087,500	23,552,835
Ireland 2.5%
Amarin Corp. PLC, ADR(b)	360,928	1,764,938
DCC PLC	571,177	40,417,880
Flutter Entertainment PLC(b)	129,934	26,878,218
Total		69,061,036
Israel 1.9%
Bank Hapoalim BM(b)	3,237,350	22,234,909
Bezeq Israeli Telecommunication Corp., Ltd.(b)	10,339,960	10,278,492
Check Point Software Technologies Ltd.(b)	146,982	19,535,378
Total		52,048,779
Italy 1.4%
Recordati Industria Chimica e Farmaceutica SpA	693,388	38,558,489
Japan 26.9%
Amano Corp.	1,197,200	28,677,003
BayCurrent Consulting, Inc.	218,900	38,415,323
COMSYS Holdings Corp.	1,365,900	42,471,096
Fujitsu Ltd.	139,400	20,148,242
Invincible Investment Corp.	57,773	18,598,982
ITOCHU Corp.	1,999,700	57,511,608
JustSystems Corp.	268,900	18,679,924
Kinden Corp.	1,058,300	17,233,807
Koito Manufacturing Co., Ltd.	622,800	42,385,223
Matsumotokiyoshi Holdings Co., Ltd.	975,600	41,611,897
Meitec Corp.	300,900	15,648,010
Nihon M&A Center, Inc.	524,400	35,068,327
Nippon Telegraph & Telephone Corp.	1,015,800	26,064,415
ORIX Corp.	2,370,200	36,463,436
Round One Corp.	2,120,000	19,077,455
Shionogi & Co., Ltd.	570,700	31,201,057
Ship Healthcare Holdings, Inc.	696,200	38,775,207
SoftBank Group Corp.	154,500	11,994,620
Sony Corp.	593,100	59,765,553
Subaru Corp.	1,077,900	21,567,628
Sumitomo Mitsui Financial Group, Inc.	723,000	22,411,665
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Takeda Pharmaceutical Co., Ltd.	1,478,285	53,498,209
Takuma Co., Ltd.	984,100	17,589,331
Uchida Yoko Co., Ltd.	259,600	10,674,418
ValueCommerce Co., Ltd.	700,800	21,735,013
Total		747,267,449
Netherlands 5.8%
ABN AMRO Bank NV(b)	2,056,939	20,155,731
ASR Nederland NV	981,881	39,286,120
ING Groep NV(b)	2,729,661	25,379,966
Koninklijke Ahold Delhaize NV	1,263,420	35,642,767
Signify NV(b)	969,648	40,711,835
Total		161,176,419
Norway 2.5%
SalMar ASA	621,568	36,418,116
Yara International ASA	782,526	32,463,521
Total		68,881,637
Pakistan 0.4%
Lucky Cement Ltd.(b)	1,829,479	7,969,224
Oil & Gas Development Co., Ltd.	6,306,044	4,089,793
Total		12,059,017
Russian Federation 1.0%
Sberbank of Russia PJSC, ADR	1,964,364	28,401,223
Singapore 2.0%
BW LPG Ltd.	2,202,521	15,190,009
Venture Corp., Ltd.	2,761,200	40,600,172
Total		55,790,181
South Korea 3.2%
Hyundai Home Shopping Network Corp.(b)	219,333	16,499,138
Samsung Electronics Co., Ltd.	739,190	55,199,398
Youngone Corp.(b)	618,467	18,078,438
Total		89,776,974
Spain 2.5%
ACS Actividades de Construccion y Servicios SA	1,082,007	35,947,677
Endesa SA	843,676	23,141,124
Tecnicas Reunidas SA(b)	754,709	10,006,777
Total		69,095,578
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 3.0%
Granges AB(b)	1,081,152	13,213,706
Samhallsbyggnadsbolaget i Norden AB	14,759,375	51,662,120
Sandvik AB(b)	747,251	18,429,876
Total		83,305,702
Switzerland 4.5%
Landis+Gyr Group AG(b)	285,801	22,452,589
Nestlé SA, Registered Shares	357,245	42,230,401
Roche Holding AG, Genusschein Shares	172,759	60,171,712
Total		124,854,702
Taiwan 3.2%
Fubon Financial Holding Co., Ltd.	23,203,000	38,641,213
Parade Technologies Ltd.	543,000	21,498,078
Tripod Technology Corp.	6,883,000	29,108,443
Total		89,247,734
United Kingdom 10.1%
BP PLC	5,183,221	17,885,972
British American Tobacco PLC	1,273,577	47,296,687
BT Group PLC(b)	10,915,090	19,674,017
Crest Nicholson Holdings PLC(b)	2,782,339	12,406,526
GW Pharmaceuticals PLC, ADR(b)	50,569	5,836,168
John Wood Group PLC(b)	3,140,968	13,249,673
Just Group PLC(b)	17,878,045	17,217,894
Legal & General Group PLC	3,864,808	14,084,967
Liberty Global PLC, Class C(b)	1,620,541	38,325,795
Royal Dutch Shell PLC, Class A	2,786,536	49,051,346
TP ICAP PLC	9,805,537	31,940,428
WPP PLC	1,378,830	14,941,000
Total		281,910,473
United States 2.2%
ACADIA Pharmaceuticals, Inc.(b)	81,532	4,358,701
Aerie Pharmaceuticals, Inc.(b)	380,797	5,144,568
Alexion Pharmaceuticals, Inc.(b)	61,118	9,549,076
Broadcom, Inc.	48,936	21,426,628
Insmed, Inc.(b)	162,105	5,396,475
Quotient Ltd.(b)	1,137,626	5,927,031

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Sage Therapeutics, Inc.(b)	98,535	8,524,263
Total		60,326,742
Total Common Stocks (Cost $2,496,438,102)		2,707,077,833

Exchange-Traded Equity Funds 1.2%
	Shares	Value ($)
United States 1.2%
iShares MSCI EAFE ETF	452,845	33,039,571
Total Exchange-Traded Equity Funds (Cost $29,770,258)		33,039,571

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(c),(d)	37,786,352	37,782,573
Total Money Market Funds (Cost $37,782,573)		37,782,573
Total Investments in Securities (Cost $2,563,990,933)		2,777,899,977
Other Assets & Liabilities, Net		169,266
Net Assets		$2,778,069,243

At December 31, 2020, securities and/or cash totaling $11,671,400 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,567,000 AUD	2,706,319 USD	State Street Bank & Trust Co	02/04/2021	—	(44,623)
69,884,000 CAD	54,997,073 USD	State Street Bank & Trust Co	02/04/2021	88,765	—
1,200,000 CHF	1,352,517 USD	State Street Bank & Trust Co	02/04/2021	—	(4,243)
3,321,000 EUR	4,051,528 USD	State Street Bank & Trust Co	02/04/2021	—	(8,592)
37,529,000 GBP	51,061,575 USD	State Street Bank & Trust Co	02/04/2021	—	(271,718)
8,906,000 ILS	2,743,958 USD	State Street Bank & Trust Co	02/04/2021	—	(29,028)
10,348,461,000 JPY	100,590,510 USD	State Street Bank & Trust Co	02/04/2021	330,172	—
77,905,385,000 KRW	71,198,487 USD	State Street Bank & Trust Co	02/04/2021	—	(411,650)
250,132,000 NOK	29,123,412 USD	State Street Bank & Trust Co	02/04/2021	—	(48,338)
1,557,548,000 TWD	55,976,568 USD	State Street Bank & Trust Co	02/04/2021	280,233	—
84,309,757 USD	110,506,000 AUD	State Street Bank & Trust Co	02/04/2021	914,672	—
1,354,186 USD	1,739,000 CAD	State Street Bank & Trust Co	02/04/2021	12,157	—
34,288,404 USD	30,240,000 CHF	State Street Bank & Trust Co	02/04/2021	—	(98,051)
139,071,709 USD	113,320,000 EUR	State Street Bank & Trust Co	02/04/2021	—	(531,249)
15,285,568 USD	11,229,000 GBP	State Street Bank & Trust Co	02/04/2021	73,795	—
4,055,916 USD	419,770,000 JPY	State Street Bank & Trust Co	02/04/2021	10,997	—
2,711,738 USD	2,995,155,000 KRW	State Street Bank & Trust Co	02/04/2021	41,390	—
1,354,047 USD	11,706,000 NOK	State Street Bank & Trust Co	02/04/2021	11,171	—
29,091,939 USD	239,981,000 SEK	State Street Bank & Trust Co	02/04/2021	86,891	—
1,354,377 USD	37,801,000 TWD	State Street Bank & Trust Co	02/04/2021	—	(2,652)
Total				1,850,243	(1,450,144)

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Cameco Corp.	Morgan Stanley	USD	(11,671,400)	(8,710)	17.00	1/15/2021	(74,863)	(26,130)
Notes to Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	5,494,903	1,462,458,601	(1,430,170,931)	—	37,782,573	39,812	63,458	37,786,352
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	30,979,695	—	30,979,695
Canada	141,100,924	—	—	141,100,924
Chile	4,504,784	—	—	4,504,784
China	—	39,660,934	—	39,660,934
Denmark	—	19,217,675	—	19,217,675
Finland	—	81,910,220	—	81,910,220
France	1,315,133	201,995,267	—	203,310,400
Germany	—	106,280,348	—	106,280,348
Guernsey	24,797,883	—	—	24,797,883
Hong Kong	—	23,552,835	—	23,552,835
Ireland	1,764,938	67,296,098	—	69,061,036
Israel	19,535,378	32,513,401	—	52,048,779
Italy	—	38,558,489	—	38,558,489
Japan	—	747,267,449	—	747,267,449
Netherlands	—	161,176,419	—	161,176,419
Norway	—	68,881,637	—	68,881,637
Pakistan	—	12,059,017	—	12,059,017
Russian Federation	—	28,401,223	—	28,401,223
Singapore	—	55,790,181	—	55,790,181
South Korea	—	89,776,974	—	89,776,974
Spain	—	69,095,578	—	69,095,578
Sweden	—	83,305,702	—	83,305,702
Switzerland	—	124,854,702	—	124,854,702
Taiwan	—	89,247,734	—	89,247,734
United Kingdom	44,161,963	237,748,510	—	281,910,473
United States	60,326,742	—	—	60,326,742
Total Common Stocks	297,507,745	2,409,570,088	—	2,707,077,833
Exchange-Traded Equity Funds	33,039,571	—	—	33,039,571
Money Market Funds	37,782,573	—	—	37,782,573
Total Investments in Securities	368,329,889	2,409,570,088	—	2,777,899,977
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,850,243	—	1,850,243
Liability
Forward Foreign Currency Exchange Contracts	—	(1,450,144)	—	(1,450,144)
Options Contracts Written	(26,130)	—	—	(26,130)
Total	368,303,759	2,409,970,187	—	2,778,273,946
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	13

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,526,208,360)	$2,740,117,404
Affiliated issuers (cost $37,782,573)	37,782,573
Cash	180,000
Unrealized appreciation on forward foreign currency exchange contracts	1,850,243
Receivable for:
Investments sold	2,148
Capital shares sold	47,753
Dividends	3,367,179
Foreign tax reclaims	2,948,611
Prepaid expenses	6,086
Total assets	2,786,301,997
Liabilities
Option contracts written, at value (premiums received $74,863)	26,130
Foreign currency (cost $166,185)	175,038
Unrealized depreciation on forward foreign currency exchange contracts	1,450,144
Payable for:
Investments purchased	5,658,230
Capital shares purchased	472,465
Foreign capital gains taxes deferred	96,006
Management services fees	58,678
Distribution and/or service fees	1,243
Service fees	24,302
Compensation of board members	157,983
Compensation of chief compliance officer	472
Other expenses	112,063
Total liabilities	8,232,754
Net assets applicable to outstanding capital stock	$2,778,069,243
Represented by
Paid in capital	2,482,460,142
Total distributable earnings (loss)	295,609,101
Total - representing net assets applicable to outstanding capital stock	$2,778,069,243
Class 1
Net assets	$2,476,010,675
Shares outstanding	174,616,884
Net asset value per share	$14.18
Class 2
Net assets	$60,936,435
Shares outstanding	4,324,516
Net asset value per share	$14.09
Class 3
Net assets	$241,122,133
Shares outstanding	17,037,160
Net asset value per share	$14.15
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$46,856,665
Dividends — affiliated issuers	63,458
Foreign taxes withheld	(4,726,910)
Total income	42,193,213
Expenses:
Management services fees	13,952,906
Distribution and/or service fees
Class 2	135,320
Class 3	271,704
Service fees	202,030
Compensation of board members	48,779
Custodian fees	254,999
Printing and postage fees	45,850
Audit fees	67,933
Legal fees	24,679
Compensation of chief compliance officer	483
Other	94,347
Total expenses	15,099,030
Net investment income	27,094,183
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	82,548,100
Investments — affiliated issuers	39,812
Foreign currency translations	(180,322)
Forward foreign currency exchange contracts	1,449,510
Futures contracts	44,854
Options purchased	(380,256)
Options contracts written	333,884
Net realized gain	83,855,582
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	215,034,635
Foreign currency translations	165,949
Forward foreign currency exchange contracts	858,227
Options contracts written	48,733
Foreign capital gains tax	(96,006)
Net change in unrealized appreciation (depreciation)	216,011,538
Net realized and unrealized gain	299,867,120
Net increase in net assets resulting from operations	$326,961,303
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$27,094,183	$24,268,731
Net realized gain	83,855,582	21,447,637
Net change in unrealized appreciation (depreciation)	216,011,538	202,920,990
Net increase in net assets resulting from operations	326,961,303	248,637,358
Distributions to shareholders
Net investment income and net realized gains
Class 1	(48,703,188)	(134,978,905)
Class 2	(1,446,557)	(9,057,810)
Class 3	(6,047,522)	(39,514,711)
Total distributions to shareholders	(56,197,267)	(183,551,426)
Increase in net assets from capital stock activity	1,248,702,527	206,973,857
Total increase in net assets	1,519,466,563	272,059,789
Net assets at beginning of year	1,258,602,680	986,542,891
Net assets at end of year	$2,778,069,243	$1,258,602,680

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	102,737,149	1,260,248,100	7,883,344	107,132,438
Distributions reinvested	4,114,382	48,703,188	10,966,015	134,978,905
Redemptions	(2,987,261)	(37,014,586)	(3,541,482)	(46,693,584)
Net increase	103,864,270	1,271,936,702	15,307,877	195,417,759
Class 2
Subscriptions	539,510	6,181,423	329,845	4,258,973
Distributions reinvested	127,071	1,446,557	740,900	9,057,810
Redemptions	(826,356)	(10,221,605)	(634,490)	(8,373,152)
Net increase (decrease)	(159,775)	(2,593,625)	436,255	4,943,631
Class 3
Subscriptions	21,804	275,273	22,054	279,386
Distributions reinvested	527,294	6,047,522	3,216,777	39,514,711
Redemptions	(2,231,967)	(26,963,345)	(2,507,214)	(33,181,630)
Net increase (decrease)	(1,682,869)	(20,640,550)	731,617	6,612,467
Total net increase	102,021,626	1,248,702,527	16,475,749	206,973,857
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

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Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$13.40	0.19	0.95	1.14	(0.21)	(0.15)	(0.36)
Year Ended 12/31/2019	$12.74	0.29	2.71	3.00	(0.29)	(2.05)	(2.34)
Year Ended 12/31/2018	$15.71	0.29	(2.84)	(2.55)	(0.42)	—	(0.42)
Year Ended 12/31/2017	$12.58	0.19	3.23	3.42	(0.29)	—	(0.29)
Year Ended 12/31/2016	$13.60	0.22	(1.04)	(0.82)	(0.20)	—	(0.20)
Class 2
Year Ended 12/31/2020	$13.32	0.17	0.93	1.10	(0.18)	(0.15)	(0.33)
Year Ended 12/31/2019	$12.67	0.26	2.69	2.95	(0.25)	(2.05)	(2.30)
Year Ended 12/31/2018	$15.62	0.26	(2.83)	(2.57)	(0.38)	—	(0.38)
Year Ended 12/31/2017	$12.52	0.16	3.20	3.36	(0.26)	—	(0.26)
Year Ended 12/31/2016	$13.55	0.22	(1.07)	(0.85)	(0.18)	—	(0.18)
Class 3
Year Ended 12/31/2020	$13.38	0.18	0.93	1.11	(0.19)	(0.15)	(0.34)
Year Ended 12/31/2019	$12.72	0.28	2.70	2.98	(0.27)	(2.05)	(2.32)
Year Ended 12/31/2018	$15.68	0.28	(2.84)	(2.56)	(0.40)	—	(0.40)
Year Ended 12/31/2017	$12.56	0.18	3.22	3.40	(0.28)	—	(0.28)
Year Ended 12/31/2016	$13.58	0.21	(1.04)	(0.83)	(0.19)	—	(0.19)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$14.18	9.12%	0.84%	0.84%	1.56%	26%	$2,476,011
Year Ended 12/31/2019	$13.40	25.47%	0.89%	0.89%	2.21%	39%	$948,377
Year Ended 12/31/2018	$12.74	(16.63%)	0.89%(c)	0.89%(c)	1.96%	113%	$706,469
Year Ended 12/31/2017	$15.71	27.52%	0.91%	0.90%	1.38%	41%	$792,289
Year Ended 12/31/2016	$12.58	(6.00%)	0.93%(d)	0.89%(d)	1.76%	57%	$604,967
Class 2
Year Ended 12/31/2020	$14.09	8.83%	1.10%	1.10%	1.39%	26%	$60,936
Year Ended 12/31/2019	$13.32	25.15%	1.14%	1.14%	1.95%	39%	$59,746
Year Ended 12/31/2018	$12.67	(16.81%)	1.14%(c)	1.14%(c)	1.75%	113%	$51,287
Year Ended 12/31/2017	$15.62	27.18%	1.16%	1.15%	1.13%	41%	$67,097
Year Ended 12/31/2016	$12.52	(6.27%)	1.17%(d)	1.14%(d)	1.77%	57%	$57,342
Class 3
Year Ended 12/31/2020	$14.15	8.92%	0.97%	0.97%	1.50%	26%	$241,122
Year Ended 12/31/2019	$13.38	25.32%	1.01%	1.01%	2.09%	39%	$250,480
Year Ended 12/31/2018	$12.72	(16.70%)	1.02%(c)	1.02%(c)	1.88%	113%	$228,786
Year Ended 12/31/2017	$15.68	27.37%	1.04%	1.03%	1.26%	41%	$312,588
Year Ended 12/31/2016	$12.56	(6.10%)	1.07%(d)	1.03%(d)	1.66%	57%	$280,282
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	19

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Overseas Core Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
22	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,850,243

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	26,130
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,450,144
Total		1,476,274
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	44,854	333,884	(380,256)	(1,518)
Foreign exchange risk	1,449,510	—	—	—	1,449,510
Total	1,449,510	44,854	333,884	(380,256)	1,447,992

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Total ($)
Equity risk	—	48,733	48,733
Foreign exchange risk	858,227	—	858,227
Total	858,227	48,733	906,960
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	—

24	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Derivative instrument	Average value ($)**
Options contracts — purchased	52,120
Options contracts — written	(84,781)

Derivative instrument	Average unrealized appreciation ($)***	Average unrealized depreciation ($)***
Forward foreign currency exchange contracts	1,531,303	(1,543,057)

*	There were no ending daily outstanding amounts for the year ended December 31, 2020. The average notional amount of futures contracts opened (and closed) during the period was $127,482,921.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2020.
***	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
	Morgan Stanley ($)	State Street Bank & Trust ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	1,850,243	1,850,243
Liabilities
Forward foreign currency exchange contracts	-	1,450,144	1,450,144
Options contracts written	26,130	-	26,130
Total liabilities	26,130	1,450,144	1,476,274
Total financial and derivative net assets	(26,130)	400,099	373,969
Total collateral received (pledged) (a)	(26,130)	-	(26,130)
Net amount (b)	-	400,099	400,099

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
26	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.80% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2020, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $4,504,250 and $0, respectively.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual July 1, 2020 through April 30, 2021
Class 1	0.90%
Class 2	1.15
Class 3	1.025
The Fund had a voluntary expense reimbursement arrangement from May 1, 2020 to June 30, 2020. Prior to May 1, 2020, the Fund had a contractual expense reimbursement arrangement. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, passive foreign investment company (PFIC) holdings, foreign capital gains tax and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,359,268	(1,359,268)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
28	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
46,145,755	10,051,513	56,197,268	30,851,212	152,700,214	183,551,426
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
34,051,861	58,256,942	—	203,360,775
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,574,913,171	356,445,247	(153,084,472)	203,360,775
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,635,456,964 and $443,076,260, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
December 31, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
30	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. There is a significant degree of uncertainty as to the outcome of these negotiations and the future and full impact of Brexit remain uncertain and could have additional adverse effects on economies, financial markets, currencies and asset valuations around the world. During this period and beyond, the impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
December 31, 2020
any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 98.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Overseas Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Overseas Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
1.12%	$61,378,948	$4,545,497	$0.02	$45,108,811	$0.23
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
34	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
36	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
38	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
40	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2020

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Columbia Variable Portfolio – Overseas Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6493 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – High Yield Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – High Yield Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – High Yield Bond Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	6.67	7.41	6.69
Class 2	05/03/10	6.31	7.11	6.40
Class 3	05/01/96	6.55	7.25	6.55
ICE BofA US Cash Pay High Yield Constrained Index		6.10	8.39	6.60
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The ICE BofA US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Corporate Bonds & Notes	95.8
Foreign Government Obligations	0.2
Money Market Funds	1.7
Senior Loans	2.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2020)
BBB rating	1.7
BB rating	43.4
B rating	39.1
CCC rating	15.3
CC rating	0.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 6.31%. The Fund’s benchmark, the unmanaged ICE BofA US Cash Pay High Yield Constrained Index returned 6.10%.
Market overview
In a year of unprecedented market volatility, high-yield bonds posted returns in line with coupon yields. Higher quality issuers outperformed, with BB, B and CCC high-yield bonds returning 8.02%, 3.05% and 4.33%, respectively. After interest rate spreads for high-yield bonds had narrowed as much as since the 2008-2009 financial crisis, fixed-income yields soared and bond prices sharply declined during the first quarter of 2020 as the onset of the pandemic and subsequent lockdowns morphed into a global economic crisis. From there, following historic U.S. Federal Reserve (Fed) interventions and significant fiscal stimulus, high-yield bonds rallied in light of gradual reopening activity and normalization, and successful vaccine announcements late in the year. Declines in rates over the last nine months of 2020 helped to boost high-yield returns as yields of 10-year U.S. Treasuries ended the year approximately one percentage point lower, at 0.92%. The speed of both the initial market decline and the subsequent recovery was unprecedented.
The Fed’s intervention to stabilize credit markets was, in our opinion, one of the most notable developments over the 12-month period. On March 23, the Fed announced its primary and secondary liquidity facilities as well as its intentions to purchase investment-grade bonds. Soon after, the Fed stated that it would purchase high-yield bonds as well. While the Fed’s bond purchase program ended on December 31, and the number of bonds purchased was minimal compared to overall high-yield market size, the message that the Fed would do whatever was necessary to ensure that markets maintained their normal functioning was powerful, and well received by investors.
Also in March, oil prices collapsed dramatically on reduced demand and a surprise increase in Saudi Arabia’s production. Given the dramatic declines in oil prices, it was unsurprising that energy was the worst performing high-yield sector, with a -6.4% return for the year. Other underperforming sectors were those more directly impacted by COVID-19 such as leisure, real estate, services and transportation. Outperforming sectors during the period included banking, consumer goods, automotive, basic industry and health care.
Aside from the challenging liquidity situation for high yield during March and April, the supply/demand environment for high-yield bonds was generally favorable over the full 12-month period, as strong demand helped the market to absorb record new issuance. In addition, high-yield bond defaults increased significantly in 2020, but remained below historic highs. Without the actions of the Fed and the rapid fiscal stimulus that buoyed markets, we believe that the high-yield default rate for the year would likely have been significantly higher.
The Fund’s notable contributors during the period
•	The Fund’s relative return over the period was driven primarily by strong security selection.
•	Positioning within the energy sector was the most notable contributor to results, as security selection in the gas distribution (midstream), oil field services and exploration & production sub-sectors added to performance.
•	Elsewhere, security selection was positive within air transportation, REITs, services and cable & satellite TV.
The Fund’s notable detractors during the period
•	Issue selection within advertising, recreation & travel and software/services weighed on Fund performance.
•	Underweights to integrated energy, automakers and banking detracted from performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,108.90	1,021.77	3.55	3.40	0.67
Class 2	1,000.00	1,000.00	1,107.30	1,020.51	4.87	4.67	0.92
Class 3	1,000.00	1,000.00	1,109.50	1,021.11	4.24	4.06	0.80
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 94.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.9%
Bombardier, Inc.(a)
10/15/2022	6.000%	245,000	240,347
12/01/2024	7.500%	309,000	296,039
03/15/2025	7.500%	602,000	561,175
04/15/2027	7.875%	96,000	88,266
Moog, Inc.(a)
12/15/2027	4.250%	440,000	460,142
TransDigm, Inc.
05/15/2025	6.500%	1,682,000	1,733,493
TransDigm, Inc.(a)
12/15/2025	8.000%	688,000	759,448
03/15/2026	6.250%	1,893,000	2,017,256
Total			6,156,166
Airlines 1.5%
American Airlines, Inc.(a)
07/15/2025	11.750%	425,000	490,287
Delta Air Lines, Inc.(a)
05/01/2025	7.000%	556,000	643,971
Delta Air Lines, Inc.
01/15/2026	7.375%	144,000	164,979
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	523,000	560,785
10/20/2028	4.750%	1,213,000	1,324,523
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	1,631,402	1,761,385
Total			4,945,930
Automotive 2.9%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	44,000	46,308
Clarios Global LP(a)
05/15/2025	6.750%	283,000	304,933
Ford Motor Co.
04/21/2023	8.500%	248,000	278,882
04/22/2025	9.000%	548,000	671,982
04/22/2030	9.625%	75,000	106,074
Ford Motor Credit Co. LLC
10/12/2021	3.813%	976,000	987,967
03/18/2024	5.584%	1,777,000	1,922,267
11/01/2024	4.063%	400,000	419,790
06/16/2025	5.125%	414,000	449,831
11/13/2025	3.375%	728,000	743,845
08/17/2027	4.125%	689,000	720,300
11/13/2030	4.000%	493,000	517,978
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IAA Spinco, Inc.(a)
06/15/2027	5.500%	182,000	192,920
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,026,000	1,055,145
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	761,000	825,637
Tenneco, Inc.(a)
01/15/2029	7.875%	203,000	227,928
Total			9,471,787
Brokerage/Asset Managers/Exchanges 0.8%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	246,000	270,842
AG Issuer LLC(a)
03/01/2028	6.250%	243,000	247,323
NFP Corp.(a)
05/15/2025	7.000%	208,000	224,618
08/15/2028	6.875%	1,874,000	2,001,285
Total			2,744,068
Building Materials 1.5%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	1,533,000	1,593,002
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	515,000	527,125
11/15/2026	4.500%	514,000	535,279
Core & Main LP(a)
08/15/2025	6.125%	1,140,000	1,174,438
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	393,000	408,720
Interface, Inc.(a)
12/01/2028	5.500%	119,000	125,388
James Hardie International Finance DAC(a)
01/15/2025	4.750%	79,000	80,876
White Cap Buyer LLC(a)
10/15/2028	6.875%	288,000	307,202
Total			4,752,030
Cable and Satellite 6.9%
Cable One, Inc.(a)
11/15/2030	4.000%	302,000	313,963
CCO Holdings LLC/Capital Corp.(a)
02/15/2026	5.750%	885,000	913,939
05/01/2026	5.500%	397,000	412,072
05/01/2027	5.875%	621,000	646,623
02/01/2028	5.000%	666,000	703,249
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/2029	5.375%	1,240,000	1,360,284
03/01/2030	4.750%	1,876,000	2,024,408
CSC Holdings LLC(a)
02/01/2028	5.375%	829,000	885,840
02/01/2029	6.500%	3,598,000	4,058,579
01/15/2030	5.750%	338,000	370,470
12/01/2030	4.625%	338,000	353,522
DISH DBS Corp.
07/01/2026	7.750%	3,765,000	4,214,659
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	526,000	542,405
09/15/2028	6.500%	754,000	796,582
Sirius XM Radio, Inc.(a)
07/01/2030	4.125%	1,100,000	1,170,748
Virgin Media Finance PLC(a)
07/15/2030	5.000%	801,000	833,939
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	789,000	829,574
Ziggo BV(a)
01/15/2027	5.500%	1,552,000	1,626,657
01/15/2030	4.875%	337,000	354,195
Total			22,411,708
Chemicals 3.7%
Alpha 2 BV(a),(b)
06/01/2023	8.750%	583,379	588,761
Angus Chemical Co.(a)
02/15/2023	8.750%	1,194,000	1,202,979
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	983,000	998,273
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	509,000	511,140
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	642,000	682,177
Element Solutions, Inc.(a)
09/01/2028	3.875%	956,000	983,609
HB Fuller Co.
10/15/2028	4.250%	292,000	299,881
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	94,000	103,871
INEOS Group Holdings SA(a)
08/01/2024	5.625%	481,000	488,099
Ingevity Corp.(a)
11/01/2028	3.875%	781,000	784,831
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	682,000	751,745
Minerals Technologies, Inc.(a)
07/01/2028	5.000%	434,000	454,545
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PQ Corp.(a)
12/15/2025	5.750%	975,000	999,826
SPCM SA(a)
09/15/2025	4.875%	721,000	743,313
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	1,585,000	1,689,710
WR Grace & Co.(a)
06/15/2027	4.875%	649,000	690,097
Total			11,972,857
Construction Machinery 0.7%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	943,000	952,854
Herc Holdings, Inc.(a)
07/15/2027	5.500%	782,000	835,432
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	364,000	374,408
Total			2,162,694
Consumer Cyclical Services 2.4%
APX Group, Inc.
12/01/2022	7.875%	1,059,000	1,061,125
09/01/2023	7.625%	1,437,000	1,491,624
11/01/2024	8.500%	1,264,000	1,332,101
Arches Buyer, Inc.(a)
06/01/2028	4.250%	237,000	240,070
12/01/2028	6.125%	142,000	146,611
Expedia Group, Inc.(a)
05/01/2025	6.250%	113,000	131,056
05/01/2025	7.000%	56,000	61,460
08/01/2027	4.625%	571,000	637,956
Frontdoor, Inc.(a)
08/15/2026	6.750%	317,000	338,468
Match Group, Inc.(a)
06/01/2028	4.625%	452,000	473,906
Staples, Inc.(a)
04/15/2026	7.500%	527,000	549,804
04/15/2027	10.750%	176,000	174,926
Uber Technologies, Inc.(a)
05/15/2025	7.500%	813,000	877,532
01/15/2028	6.250%	410,000	445,842
Total			7,962,481
Consumer Products 1.4%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	451,000	482,787
Mattel, Inc.(a)
12/15/2027	5.875%	671,000	744,990

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mattel, Inc.
11/01/2041	5.450%	636,000	698,318
Newell Brands, Inc.
06/01/2025	4.875%	244,000	268,142
Prestige Brands, Inc.(a)
03/01/2024	6.375%	714,000	729,824
01/15/2028	5.125%	335,000	356,674
Scotts Miracle-Gro Co. (The)
10/15/2029	4.500%	184,000	197,999
Spectrum Brands, Inc.
07/15/2025	5.750%	511,000	527,598
Valvoline, Inc.(a)
02/15/2030	4.250%	240,000	254,673
Valvoline, Inc.(a),(c)
06/15/2031	3.625%	338,000	346,629
Total			4,607,634
Diversified Manufacturing 1.5%
BWX Technologies, Inc.(a)
06/30/2028	4.125%	548,000	570,612
CFX Escrow Corp.(a)
02/15/2024	6.000%	216,000	223,832
02/15/2026	6.375%	259,000	277,003
MTS Systems Corp.(a)
08/15/2027	5.750%	111,000	120,365
Resideo Funding, Inc.(a)
11/01/2026	6.125%	1,121,000	1,182,276
TriMas Corp.(a)
10/15/2025	4.875%	147,000	150,675
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	257,000	271,937
Welbilt, Inc.
02/15/2024	9.500%	308,000	317,918
WESCO Distribution, Inc.
06/15/2024	5.375%	427,000	437,786
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	740,000	813,615
06/15/2028	7.250%	572,000	649,841
Total			5,015,860
Electric 4.2%
Calpine Corp.(a)
06/01/2026	5.250%	396,000	409,862
02/15/2028	4.500%	745,000	778,107
Clearway Energy Operating LLC
10/15/2025	5.750%	824,000	868,287
09/15/2026	5.000%	866,000	899,086
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	909,000	973,305
FirstEnergy Corp.
11/15/2031	7.375%	225,000	320,523
07/15/2047	4.850%	338,000	420,233
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	495,000	530,737
09/15/2027	4.500%	2,263,000	2,523,980
NRG Energy, Inc.
01/15/2027	6.625%	146,000	154,270
NRG Energy, Inc.(a)
02/15/2029	3.375%	415,000	424,765
06/15/2029	5.250%	728,000	800,262
02/15/2031	3.625%	835,000	859,398
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	259,000	273,492
PG&E Corp.
07/01/2028	5.000%	530,000	566,233
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	545,000	612,054
01/15/2030	4.750%	624,000	670,692
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	653,000	694,204
07/31/2027	5.000%	822,000	875,633
Total			13,655,123
Environmental 1.1%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	463,000	481,383
08/01/2025	3.750%	633,000	649,044
12/15/2026	5.125%	405,000	431,441
05/01/2027	8.500%	440,000	489,625
08/01/2028	4.000%	453,000	457,030
09/01/2028	3.500%	952,000	968,930
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	25,000	25,489
Total			3,502,942
Finance Companies 2.3%
Avolon Holdings Funding Ltd.(a)
04/15/2026	4.250%	172,000	185,965
Global Aircraft Leasing Co., Ltd.(a),(b)
09/15/2024	6.500%	455,903	406,846
Navient Corp.
07/26/2021	6.625%	649,000	664,764
01/25/2022	7.250%	618,000	644,353
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	1,140,000	1,154,074

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	687,000	700,746
03/01/2031	3.875%	1,144,000	1,186,342
SLM Corp.
10/29/2025	4.200%	384,000	405,981
Springleaf Finance Corp.
03/15/2023	5.625%	905,000	975,305
03/15/2024	6.125%	974,000	1,064,996
Total			7,389,372
Food and Beverage 3.4%
Aramark Services, Inc.(a)
05/01/2025	6.375%	238,000	254,367
Chobani LLC/Finance Corp., Inc.(a)
11/15/2028	4.625%	243,000	246,577
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,718,000	1,764,926
Kraft Heinz Foods Co. (The)
06/04/2042	5.000%	718,000	840,957
07/15/2045	5.200%	436,000	516,597
06/01/2046	4.375%	1,073,000	1,156,343
Kraft Heinz Foods Co. (The)(a)
10/01/2049	4.875%	678,000	786,826
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	433,000	452,632
11/01/2026	4.875%	586,000	611,915
Performance Food Group, Inc.(a)
05/01/2025	6.875%	170,000	182,070
10/15/2027	5.500%	328,000	345,998
Pilgrim’s Pride Corp.(a)
03/15/2025	5.750%	602,000	617,746
09/30/2027	5.875%	603,000	653,740
Post Holdings, Inc.(a)
03/01/2027	5.750%	647,000	685,250
01/15/2028	5.625%	440,000	470,007
04/15/2030	4.625%	1,578,000	1,659,814
Total			11,245,765
Gaming 4.2%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	235,000	261,124
Boyd Gaming Corp.
08/15/2026	6.000%	418,000	435,013
12/01/2027	4.750%	675,000	700,658
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	794,000	801,495
CCM Merger, Inc.(a)
05/01/2026	6.375%	505,000	533,201
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	237,000	251,015
07/01/2025	6.250%	989,000	1,053,059
07/01/2027	8.125%	740,000	819,050
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	29,000	31,681
International Game Technology PLC(a)
02/15/2025	6.500%	1,139,000	1,273,693
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	480,000	520,945
09/01/2026	4.500%	472,000	508,612
02/01/2027	5.750%	436,000	488,977
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	400,000	428,240
Scientific Games International, Inc.(a)
10/15/2025	5.000%	1,287,000	1,327,338
03/15/2026	8.250%	1,138,000	1,225,570
05/15/2028	7.000%	369,000	396,146
11/15/2029	7.250%	669,000	733,198
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	561,000	582,366
02/15/2027	3.750%	305,000	311,791
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	874,000	912,504
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	159,000	172,150
Total			13,767,826
Health Care 4.9%
Acadia Healthcare Co., Inc.
02/15/2023	5.625%	415,000	416,121
03/01/2024	6.500%	197,000	201,662
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	138,000	148,361
04/15/2029	5.000%	184,000	196,329
Avantor Funding, Inc.(a)
07/15/2028	4.625%	764,000	812,713
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	1,357,000	1,381,311
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	362,000	378,979
05/01/2028	4.250%	249,000	261,351
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	798,000	839,996
03/15/2026	8.000%	282,000	304,797
03/15/2027	5.625%	197,000	211,652
01/15/2029	6.000%	99,000	106,859
Encompass Health Corp.
04/01/2031	4.625%	144,000	152,689

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
09/01/2028	5.625%	530,000	625,181
02/01/2029	5.875%	527,000	634,514
09/01/2030	3.500%	1,360,000	1,437,973
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	162,000	172,019
02/01/2028	7.250%	218,000	229,969
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	462,000	482,706
Select Medical Corp.(a)
08/15/2026	6.250%	1,017,000	1,093,738
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	86,000	87,652
04/15/2027	10.000%	376,000	413,778
Syneos Health, Inc.(a)
01/15/2029	3.625%	244,000	244,595
Teleflex, Inc.
11/15/2027	4.625%	693,000	744,742
Teleflex, Inc.(a)
06/01/2028	4.250%	223,000	237,032
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	669,000	732,138
11/01/2027	5.125%	1,778,000	1,884,815
10/01/2028	6.125%	1,423,000	1,481,655
Total			15,915,327
Healthcare Insurance 0.7%
Centene Corp.
12/15/2029	4.625%	130,000	144,163
02/15/2030	3.375%	1,041,000	1,094,943
10/15/2030	3.000%	1,141,000	1,205,824
Total			2,444,930
Home Construction 1.1%
Meritage Homes Corp.
04/01/2022	7.000%	928,000	985,536
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	385,000	398,010
04/01/2029	4.750%	102,000	105,183
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	513,000	543,127
03/01/2024	5.625%	848,000	911,178
TRI Pointe Group, Inc.
06/15/2028	5.700%	152,000	171,764
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	343,000	373,685
Total			3,488,483
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 7.5%
Apache Corp.
11/15/2025	4.625%	387,000	407,551
11/15/2027	4.875%	514,000	544,066
01/15/2030	4.250%	341,000	357,598
02/01/2042	5.250%	171,000	184,194
04/15/2043	4.750%	81,000	84,020
01/15/2044	4.250%	123,000	121,311
Callon Petroleum Co.
10/01/2024	6.125%	378,000	216,580
07/01/2026	6.375%	2,277,000	1,178,182
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	109,000	70,463
CNX Resources Corp.(a)
03/14/2027	7.250%	771,000	828,228
01/15/2029	6.000%	189,000	193,879
Comstock Resources, Inc.
08/15/2026	9.750%	162,000	175,521
08/15/2026	9.750%	143,000	152,581
Continental Resources, Inc.
01/15/2028	4.375%	182,000	186,451
Continental Resources, Inc.(a)
01/15/2031	5.750%	287,000	318,663
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	1,207,000	1,231,252
Double Eagle III Midco 1 LLC/Finance Corp.(a)
12/15/2025	7.750%	951,000	1,007,626
Encana Corp.
08/15/2034	6.500%	29,000	33,381
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	241,000	258,235
01/30/2028	5.750%	873,000	939,144
EQT Corp.
10/01/2027	3.900%	776,000	769,467
01/15/2029	5.000%	404,000	425,805
EQT Corp.(d)
02/01/2030	8.750%	566,000	694,423
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	830,000	836,627
11/01/2028	6.250%	133,000	136,061
Matador Resources Co.
09/15/2026	5.875%	1,971,000	1,930,845
Newfield Exploration Co.
07/01/2024	5.625%	53,000	56,717
01/01/2026	5.375%	449,000	481,673

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Occidental Petroleum Corp.
08/15/2024	2.900%	2,062,000	1,987,431
04/15/2026	3.400%	1,134,000	1,080,993
08/15/2026	3.200%	270,000	252,155
08/15/2029	3.500%	594,000	543,284
09/01/2030	6.625%	1,099,000	1,192,714
01/01/2031	6.125%	263,000	281,539
04/15/2046	4.400%	1,736,000	1,509,376
Ovintiv, Inc.
11/01/2031	7.200%	65,000	76,421
Parsley Energy LLC/Finance Corp.(a)
10/15/2027	5.625%	444,000	486,138
02/15/2028	4.125%	642,000	684,424
QEP Resources, Inc.
03/01/2026	5.625%	689,000	755,808
SM Energy Co.
06/01/2025	5.625%	329,000	271,976
09/15/2026	6.750%	1,106,000	901,162
01/15/2027	6.625%	851,000	674,431
Total			24,518,396
Integrated Energy 0.4%
Cenovus Energy, Inc.
07/15/2025	5.375%	325,000	366,356
04/15/2027	4.250%	414,000	450,207
11/15/2039	6.750%	320,000	417,128
Total			1,233,691
Leisure 2.1%
Carnival Corp.(a)
03/01/2026	7.625%	347,000	378,010
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	348,000	349,939
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	464,000	484,718
10/01/2028	6.500%	265,000	286,862
Cinemark USA, Inc.
06/01/2023	4.875%	1,496,000	1,427,413
Cinemark USA, Inc.(a)
05/01/2025	8.750%	662,000	722,056
Live Nation Entertainment, Inc.(a)
05/15/2027	6.500%	280,000	313,260
NCL Corp Ltd.(a)
03/15/2026	5.875%	232,000	243,476
Royal Caribbean Cruises Ltd.
11/15/2022	5.250%	533,000	536,506
03/15/2028	3.700%	463,000	410,608
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	651,000	707,943
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%	317,000	328,298
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	433,000	433,431
Viking Cruises Ltd.(a)
05/15/2025	13.000%	153,000	183,447
VOC Escrow Ltd.(a)
02/15/2028	5.000%	180,000	177,664
Total			6,983,631
Lodging 0.3%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	310,000	331,219
Marriott Ownership Resorts, Inc.
01/15/2028	4.750%	62,000	62,974
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	574,000	596,659
Total			990,852
Media and Entertainment 3.6%
Clear Channel International BV(a)
08/01/2025	6.625%	625,000	658,238
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	745,000	755,164
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	1,039,000	1,062,472
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	290,000	235,653
08/15/2027	6.625%	211,000	127,637
iHeartCommunications, Inc.
05/01/2026	6.375%	484,136	517,132
05/01/2027	8.375%	1,323,672	1,411,716
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	261,000	275,046
01/15/2028	4.750%	591,000	606,363
Lamar Media Corp.
02/15/2028	3.750%	337,000	346,335
01/15/2029	4.875%	193,000	205,434
Netflix, Inc.
11/15/2028	5.875%	1,213,000	1,453,270
05/15/2029	6.375%	124,000	153,782
Netflix, Inc.(a)
11/15/2029	5.375%	567,000	667,728
06/15/2030	4.875%	756,000	870,460
Nexstar Broadcasting, Inc.(a)
11/01/2028	4.750%	303,000	317,261
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	422,000	458,884

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	239,000	245,210
03/15/2030	4.625%	877,000	893,819
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	120,000	124,855
01/15/2031	5.375%	232,000	243,348
TEGNA, Inc.(a)
03/15/2026	4.750%	221,000	235,518
Total			11,865,325
Metals and Mining 4.4%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	482,000	502,205
09/30/2026	7.000%	366,000	390,685
Constellium NV(a)
03/01/2025	6.625%	830,000	848,029
02/15/2026	5.875%	2,038,000	2,090,607
Constellium SE(a)
06/15/2028	5.625%	303,000	325,784
Freeport-McMoRan, Inc.
09/01/2029	5.250%	861,000	957,059
08/01/2030	4.625%	748,000	824,070
03/15/2043	5.450%	2,321,000	2,890,229
Hudbay Minerals, Inc.(a)
01/15/2025	7.625%	732,000	761,808
04/01/2029	6.125%	1,562,000	1,689,148
Novelis Corp.(a)
09/30/2026	5.875%	2,013,000	2,108,225
01/30/2030	4.750%	1,043,000	1,124,008
Total			14,511,857
Midstream 5.4%
Cheniere Energy Partners LP
10/01/2026	5.625%	599,000	624,837
Cheniere Energy, Inc.(a)
10/15/2028	4.625%	734,000	773,218
DCP Midstream Operating LP
04/01/2044	5.600%	1,189,000	1,225,338
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	885,000	869,448
EQM Midstream Partners LP(a)
07/01/2025	6.000%	369,000	403,841
07/01/2027	6.500%	352,000	395,989
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	96,000	93,301
02/01/2028	7.750%	414,000	397,040
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	861,000	867,644
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NuStar Logistics LP
10/01/2025	5.750%	359,000	381,408
06/01/2026	6.000%	522,000	564,296
04/28/2027	5.625%	124,000	132,322
10/01/2030	6.375%	317,000	358,572
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	997,000	1,026,914
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	916,000	918,574
Sunoco LP/Finance Corp.
02/15/2026	5.500%	1,052,000	1,082,544
Sunoco LP/Finance Corp.(a)
05/15/2029	4.500%	201,000	208,917
Tallgrass Energy Partners LP/Finance Corp.(a)
03/01/2027	6.000%	179,000	185,531
Targa Resources Partners LP/Finance Corp.
01/15/2028	5.000%	1,707,000	1,800,754
03/01/2030	5.500%	1,490,000	1,616,329
Targa Resources Partners LP/Finance Corp.(a)
02/01/2031	4.875%	534,000	581,283
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	1,096,000	1,104,050
Western Gas Partners LP
07/01/2026	4.650%	401,000	420,550
Western Midstream Operating LP
02/01/2025	3.100%	910,000	934,585
Western Midstream Operating LP(d)
02/01/2030	5.050%	685,000	764,443
Total			17,731,728
Oil Field Services 0.9%
Apergy Corp.
05/01/2026	6.375%	545,000	547,946
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	627,000	652,680
Nabors Industries Ltd.(a)
01/15/2028	7.500%	385,000	263,183
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	1,615,831	1,470,406
Total			2,934,215
Other Industry 0.2%
Booz Allen Hamilton, Inc.(a)
09/01/2028	3.875%	347,000	357,941
Hillenbrand, Inc.
06/15/2025	5.750%	149,000	161,812
Total			519,753

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.9%
Hospitality Properties Trust
03/15/2024	4.650%	326,000	323,039
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%	459,000	461,645
10/01/2025	5.250%	1,240,000	1,234,332
02/01/2027	4.250%	60,000	59,005
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	632,000	675,141
Service Properties Trust
10/01/2024	4.350%	152,000	150,539
Total			2,903,701
Packaging 1.9%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	368,000	388,662
08/15/2026	4.125%	641,000	668,691
08/15/2027	5.250%	634,000	665,114
08/15/2027	5.250%	258,000	269,935
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	249,000	267,338
BWAY Holding Co.(a)
04/15/2024	5.500%	1,038,000	1,057,600
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	349,000	352,522
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	575,000	607,575
Novolex(a)
01/15/2025	6.875%	387,000	393,477
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	415,000	444,228
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	623,000	658,389
08/15/2027	8.500%	530,000	584,513
Total			6,358,044
Pharmaceuticals 3.3%
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	81,000	83,295
04/15/2025	6.125%	1,788,000	1,842,223
11/01/2025	5.500%	730,000	754,803
12/15/2025	9.000%	196,000	216,512
04/01/2026	9.250%	1,148,000	1,281,947
01/31/2027	8.500%	1,094,000	1,217,241
02/15/2029	5.000%	248,000	254,976
02/15/2029	6.250%	802,000	870,317
02/15/2031	5.250%	365,000	381,258
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	652,000	661,301
07/15/2027	5.000%	178,000	187,903
Emergent BioSolutions, Inc.(a)
08/15/2028	3.875%	149,000	154,252
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	474,000	528,137
06/30/2028	6.000%	779,000	648,149
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%	306,000	322,802
06/15/2028	5.000%	282,000	303,484
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	1,047,000	1,130,608
Total			10,839,208
Property & Casualty 1.4%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	533,000	542,818
10/15/2027	6.750%	1,234,000	1,317,889
AssuredPartners, Inc.(a)
01/15/2029	5.625%	576,000	600,611
HUB International Ltd.(a)
05/01/2026	7.000%	1,169,000	1,222,078
MGIC Investment Corp.
08/15/2028	5.250%	101,000	108,011
Radian Group, Inc.
03/15/2025	6.625%	40,000	45,346
03/15/2027	4.875%	235,000	258,023
USI, Inc.(a)
05/01/2025	6.875%	347,000	355,803
Total			4,450,579
Restaurants 1.2%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	551,000	590,714
IRB Holding Corp.(a)
06/15/2025	7.000%	536,000	584,808
02/15/2026	6.750%	1,693,000	1,752,259
Yum! Brands, Inc.(a)
04/01/2025	7.750%	106,000	117,409
Yum! Brands, Inc.
03/15/2031	3.625%	850,000	861,582
Total			3,906,772
Retailers 1.4%
Asbury Automotive Group, Inc.
03/01/2028	4.500%	117,000	122,222
03/01/2030	4.750%	78,000	83,417

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Burlington Coat Factory Warehouse Corp.(a)
04/15/2025	6.250%	114,000	121,472
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	213,000	219,341
L Brands, Inc.(a)
07/01/2025	6.875%	376,000	408,000
07/01/2025	9.375%	152,000	186,589
10/01/2030	6.625%	218,000	240,863
L Brands, Inc.
02/01/2028	5.250%	358,000	373,272
06/15/2029	7.500%	208,000	231,010
11/01/2035	6.875%	536,000	601,277
Michaels Stores, Inc.(a)
07/15/2027	8.000%	123,000	133,083
PetSmart, Inc.(a)
03/15/2023	7.125%	1,137,000	1,137,042
06/01/2025	5.875%	604,000	619,580
Total			4,477,168
Supermarkets 0.8%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC
03/15/2025	5.750%	83,000	85,538
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	420,000	468,943
02/15/2028	5.875%	473,000	514,784
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	495,000	502,699
01/15/2027	4.625%	708,000	752,273
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	169,000	178,468
Total			2,502,705
Technology 6.0%
Ascend Learning LLC(a)
08/01/2025	6.875%	641,000	659,887
08/01/2025	6.875%	604,000	623,077
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	184,000	198,693
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	875,000	895,287
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	212,000	230,032
03/01/2026	9.125%	129,000	138,777
BY Crown Parent LLC/Bond Finance, Inc.(a)
01/31/2026	4.250%	194,000	199,150
Camelot Finance SA(a)
11/01/2026	4.500%	501,000	523,194
CDK Global, Inc.
06/01/2027	4.875%	497,000	525,459
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CommScope Technologies LLC(a)
06/15/2025	6.000%	781,000	798,493
Gartner, Inc.(a)
07/01/2028	4.500%	637,000	672,411
10/01/2030	3.750%	603,000	634,927
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	1,054,000	1,103,671
Microchip Technology, Inc.(a)
09/01/2025	4.250%	607,000	641,612
NCR Corp.(a)
04/15/2025	8.125%	453,000	503,800
10/01/2028	5.000%	1,059,000	1,115,523
10/01/2030	5.250%	425,000	456,558
Plantronics, Inc.(a)
05/31/2023	5.500%	2,290,000	2,297,392
PTC, Inc.(a)
02/15/2025	3.625%	178,000	183,162
02/15/2028	4.000%	256,000	268,564
QualityTech LP/QTS Finance Corp.(a)
10/01/2028	3.875%	989,000	1,006,329
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	89,000	94,866
11/15/2026	8.250%	1,265,000	1,383,413
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	163,000	194,293
09/01/2025	7.375%	701,000	762,574
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	583,000	603,876
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	465,000	482,290
Switch Ltd.(a)
09/15/2028	3.750%	206,000	209,682
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	344,000	365,273
06/01/2025	6.750%	603,000	622,168
Verscend Escrow Corp.(a)
08/15/2026	9.750%	1,020,000	1,108,726
Total			19,503,159
Transportation Services 0.3%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	329,000	332,683
XPO Logistics, Inc.(a)
06/15/2022	6.500%	517,000	518,335
Total			851,018

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 3.6%
Altice France Holding SA(a)
05/15/2027	10.500%	954,000	1,076,708
02/15/2028	6.000%	522,000	531,030
Altice France SA(a)
02/01/2027	8.125%	775,000	854,019
SBA Communications Corp.
09/01/2024	4.875%	2,468,000	2,532,631
Sprint Capital Corp.
11/15/2028	6.875%	1,937,000	2,554,767
Sprint Corp.
03/01/2026	7.625%	1,165,000	1,446,017
T-Mobile USA, Inc.
02/01/2026	4.500%	746,000	763,661
02/01/2028	4.750%	1,149,000	1,234,466
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	790,000	808,451
Total			11,801,750
Wirelines 1.9%
CenturyLink, Inc.
04/01/2024	7.500%	1,020,000	1,151,484
04/01/2025	5.625%	1,358,000	1,474,292
CenturyLink, Inc.(a)
12/15/2026	5.125%	721,000	760,919
02/15/2027	4.000%	385,000	395,566
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	1,034,000	1,039,314
03/01/2028	6.125%	962,000	1,019,462
Telecom Italia Capital SA
09/30/2034	6.000%	336,000	409,032
Total			6,250,069
Total Corporate Bonds & Notes (Cost $290,868,464)			308,746,604

Foreign Government Obligations(e) 0.2%

Canada 0.2%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	754,000	804,572
Total Foreign Government Obligations (Cost $771,906)			804,572

Senior Loans 2.3%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.5%
8th Avenue Food & Provisions, Inc.(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 10/01/2025	3.652%	701,694	699,315
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.902%	752,935	739,759
Total			1,439,074
Food and Beverage 0.2%
BellRing Brands LLC(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.000%	552,585	554,243
Froneri International Ltd.(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	5.897%	138,000	138,690
Total			692,933
Health Care 0.3%
Surgery Center Holdings, Inc.(f),(g),(h)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/03/2024	4.250%	1,076,940	1,057,049
Pharmaceuticals 0.1%
Endo Finance Co. I SARL(f),(g)
Term Loan
3-month USD LIBOR + 4.250% Floor 0.750% 04/29/2024	5.000%	331,142	325,347
Restaurants 0.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	1,044,210	1,034,122
Technology 0.9%
Applied Systems, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/19/2024	4.000%	382,271	381,793

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ascend Learning LLC(f),(g)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	329,699	327,638
Epicore Software Corp.(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	228,000	237,264
Informatica LLC(f)
2nd Lien Term Loan
02/25/2025	7.125%	837,000	850,183
Project Alpha Intermediate Holding, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	4.480%	580,717	577,814
Ultimate Software Group, Inc. (The)(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.897%	432,525	431,850
Total			2,806,542
Total Senior Loans (Cost $7,319,969)			7,355,067
Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(i),(j)	5,498,741	5,498,191
Total Money Market Funds (Cost $5,498,191)		5,498,191
Total Investments in Securities (Cost: $304,458,530)		322,404,434
Other Assets & Liabilities, Net		3,988,531
Net Assets		326,392,965

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $210,019,617, which represents 64.35% of total net assets.
(b)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	The stated interest rate represents the weighted average interest rate at December 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(g)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
(h)	Represents a security purchased on a forward commitment basis.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	9,198,245	115,829,522	(119,529,576)	—	5,498,191	(2,766)	55,570	5,498,741
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	308,746,604	—	308,746,604
Foreign Government Obligations	—	804,572	—	804,572
Senior Loans	—	7,355,067	—	7,355,067
Money Market Funds	5,498,191	—	—	5,498,191
Total Investments in Securities	5,498,191	316,906,243	—	322,404,434
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	19

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $298,960,339)	$316,906,243
Affiliated issuers (cost $5,498,191)	5,498,191
Cash	73,845
Receivable for:
Investments sold	355,695
Investments sold on a delayed delivery basis	277,776
Capital shares sold	133,550
Dividends	454
Interest	4,761,831
Foreign tax reclaims	1,783
Expense reimbursement due from Investment Manager	602
Prepaid expenses	2,168
Total assets	328,012,138
Liabilities
Payable for:
Investments purchased	1,122
Investments purchased on a delayed delivery basis	1,293,090
Capital shares purchased	187,079
Management services fees	5,854
Distribution and/or service fees	1,358
Service fees	23,346
Compensation of board members	74,485
Compensation of chief compliance officer	69
Other expenses	32,770
Total liabilities	1,619,173
Net assets applicable to outstanding capital stock	$326,392,965
Represented by
Paid in capital	299,482,673
Total distributable earnings (loss)	26,910,292
Total - representing net assets applicable to outstanding capital stock	$326,392,965
Class 1
Net assets	$562,750
Shares outstanding	81,962
Net asset value per share	$6.87
Class 2
Net assets	$71,988,781
Shares outstanding	10,597,108
Net asset value per share	$6.79
Class 3
Net assets	$253,841,434
Shares outstanding	37,082,922
Net asset value per share	$6.85
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$55,570
Interest	18,541,929
Total income	18,597,499
Expenses:
Management services fees	2,097,619
Distribution and/or service fees
Class 2	167,928
Class 3	314,889
Service fees	214,358
Compensation of board members	23,275
Custodian fees	9,727
Printing and postage fees	45,985
Audit fees	39,500
Legal fees	11,527
Compensation of chief compliance officer	66
Other	16,117
Total expenses	2,940,991
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(311,279)
Total net expenses	2,629,712
Net investment income	15,967,787
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,284,635)
Investments — affiliated issuers	(2,766)
Net realized loss	(2,287,401)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,653,412
Net change in unrealized appreciation (depreciation)	3,653,412
Net realized and unrealized gain	1,366,011
Net increase in net assets resulting from operations	$17,333,798
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	21

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$15,967,787	$17,966,524
Net realized loss	(2,287,401)	(3,330,985)
Net change in unrealized appreciation (depreciation)	3,653,412	39,045,387
Net increase in net assets resulting from operations	17,333,798	53,680,926
Distributions to shareholders
Net investment income and net realized gains
Class 1	(19,972)	(2,053)
Class 2	(3,668,308)	(3,646,317)
Class 3	(14,222,912)	(16,398,732)
Total distributions to shareholders	(17,911,192)	(20,047,102)
Decrease in net assets from capital stock activity	(28,895,489)	(11,468,179)
Total increase (decrease) in net assets	(29,472,883)	22,165,645
Net assets at beginning of year	355,865,848	333,700,203
Net assets at end of year	$326,392,965	$355,865,848

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	52,405	350,112	33,742	227,316
Distributions reinvested	3,068	19,972	314	2,053
Redemptions	(6,769)	(43,509)	(2,594)	(17,422)
Net increase	48,704	326,575	31,462	211,947
Class 2
Subscriptions	3,842,980	25,047,611	3,664,334	24,222,455
Distributions reinvested	569,613	3,668,308	562,634	3,646,317
Redemptions	(4,876,865)	(31,503,873)	(2,036,314)	(13,399,642)
Net increase (decrease)	(464,272)	(2,787,954)	2,190,654	14,469,130
Class 3
Subscriptions	170,863	1,137,467	111,269	745,528
Distributions reinvested	2,191,512	14,222,912	2,514,868	16,398,732
Redemptions	(6,494,536)	(41,794,489)	(6,513,875)	(43,293,516)
Net decrease	(4,132,161)	(26,434,110)	(3,887,738)	(26,149,256)
Total net decrease	(4,547,729)	(28,895,489)	(1,665,622)	(11,468,179)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

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Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$6.83	0.34	0.09	0.43	(0.39)	(0.39)
Year Ended 12/31/2019	$6.20	0.34	0.70	1.04	(0.41)	(0.41)
Year Ended 12/31/2018	$6.84	0.35	(0.60)	(0.25)	(0.39)	(0.39)
Year Ended 12/31/2017	$6.79	0.36	0.08	0.44	(0.39)	(0.39)
Year Ended 12/31/2016	$6.46	0.35	0.40	0.75	(0.42)	(0.42)
Class 2
Year Ended 12/31/2020	$6.76	0.32	0.09	0.41	(0.38)	(0.38)
Year Ended 12/31/2019	$6.15	0.33	0.67	1.00	(0.39)	(0.39)
Year Ended 12/31/2018	$6.78	0.33	(0.59)	(0.26)	(0.37)	(0.37)
Year Ended 12/31/2017	$6.74	0.32	0.09	0.41	(0.37)	(0.37)
Year Ended 12/31/2016	$6.41	0.34	0.39	0.73	(0.40)	(0.40)
Class 3
Year Ended 12/31/2020	$6.81	0.33	0.09	0.42	(0.38)	(0.38)
Year Ended 12/31/2019	$6.19	0.34	0.68	1.02	(0.40)	(0.40)
Year Ended 12/31/2018	$6.83	0.34	(0.60)	(0.26)	(0.38)	(0.38)
Year Ended 12/31/2017	$6.78	0.34	0.09	0.43	(0.38)	(0.38)
Year Ended 12/31/2016	$6.45	0.35	0.39	0.74	(0.41)	(0.41)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$6.87	6.67%	0.78%	0.67%	5.17%	59%	$563
Year Ended 12/31/2019	$6.83	17.00%	0.80%	0.67%	5.21%	49%	$227
Year Ended 12/31/2018	$6.20	(3.86%)	0.77%	0.73%	5.31%	39%	$11
Year Ended 12/31/2017	$6.84	6.53%	0.75%	0.75%	5.12%	51%	$12
Year Ended 12/31/2016	$6.79	11.84%	0.75%	0.75%	5.32%	51%	$3,135
Class 2
Year Ended 12/31/2020	$6.79	6.31%	1.02%	0.92%	4.89%	59%	$71,989
Year Ended 12/31/2019	$6.76	16.52%	1.02%	0.94%	5.04%	49%	$74,825
Year Ended 12/31/2018	$6.15	(4.00%)	1.01%	0.98%	5.06%	39%	$54,532
Year Ended 12/31/2017	$6.78	6.17%	1.01%	1.01%	4.76%	51%	$59,098
Year Ended 12/31/2016	$6.74	11.65%	1.00%	1.00%	5.07%	51%	$48,310
Class 3
Year Ended 12/31/2020	$6.85	6.55%	0.89%	0.80%	5.03%	59%	$253,841
Year Ended 12/31/2019	$6.81	16.72%	0.89%	0.81%	5.18%	49%	$280,814
Year Ended 12/31/2018	$6.19	(4.00%)	0.89%	0.86%	5.18%	39%	$279,157
Year Ended 12/31/2017	$6.83	6.41%	0.89%	0.89%	4.89%	51%	$364,733
Year Ended 12/31/2016	$6.78	11.72%	0.88%	0.88%	5.20%	51%	$400,844
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	25

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – High Yield Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
26	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
28	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.07% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
December 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2021
Class 1	0.67%
Class 2	0.92
Class 3	0.795
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, capital loss carryforward and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
203,094	(203,094)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
17,911,192	—	17,911,192	20,047,102	—	20,047,102
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
30	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
16,115,839	—	(6,948,243)	17,816,618
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
304,587,816	20,003,344	(2,186,726)	17,816,618
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(2,360,051)	(4,588,192)	(6,948,243)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $184,832,949 and $209,481,581, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
December 31, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
32	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
December 31, 2020
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 94.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
34	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – High Yield Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	35

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
36	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
38	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
40	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020	41

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
42	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2020

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Columbia Variable Portfolio – High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6670 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Large Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Large Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Large Cap Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2019
Peter Santoro, CFA
Co-Portfolio Manager
Managed Fund since 2019
Tchintcia Barros, CFA
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	34.74	17.94	15.76
Class 2	05/03/10	34.41	17.66	15.48
Class 3	09/15/99	34.57	17.79	15.62
Russell 1000 Growth Index		38.49	21.00	17.21
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	11.2
Consumer Discretionary	17.8
Consumer Staples	3.7
Health Care	14.7
Industrials	5.2
Information Technology	46.2
Real Estate	1.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 75.22% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, Class 2 shares of the Fund returned 34.41%. The Fund’s benchmark, the Russell 1000 Growth Index, returned 38.49% for the same period.
Market overview
U.S. equities finished 2020 with a robust gain, although the journey was anything but smooth. After a benign start to the year, the market plunged beginning in mid-February amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility on headlines around increasing coronavirus cases and stalled talks on further stimulus.
The growth style outperformed value by a wide margin for the 12 months, largely reflecting outsize gains in mega-cap technology stocks. However, this trend showed signs of easing as the year wound down, as the emergency use authorization of a pair of coronavirus vaccines spurred a rotation into value-oriented sectors and companies. Within the Russell 1000 Growth Index, performance was led by the consumer discretionary and information technology sectors, while real estate, industrials and financials were the biggest laggards.
The Fund’s notable contributors during the period:
•	Selection within real estate, industrials and consumer staples led positive contributions to the Fund’s performance.
•	Within real estate, positive contributions to performance were led by real estate investment trusts (REITs) Equinix, Inc. and American Tower Corp.
○	A play on the secular growth of data usage and the move to the cloud, Equinix is a global leader in colocation data centers, which are facilities in which multiple companies house their servers and networking equipment. In the wake of COVID-19, Equinix benefited from heightened demand for cloud computing and increased spending by companies to allow more employees to work at home.
○	An owner and operator of cell phone towers, we considered American Tower to be in an attractive business with high incremental margins, low capital intensity and high barriers to entry. In our opinion, the rollout of 5G networks is expected to drive further demand and the tower industry stands to benefit from new business opportunities such as autonomous driving.
•	Within industrials, Trane Technologies PLC continued to benefit as the HVAC (heating, ventilation, and air conditioning) company has been winning market share. We thought Trane was well-positioned to benefit going forward from increased demand for clean air filtration especially at the commercial level, as well as HVAC upgrades for energy conservation and to reduce emissions.
•	Also within industrials, Norfolk Southern Corp. has been executing its own version of Precision Scheduled Railroading, a method of operating a railroad for maximum asset utilization. After a slow start, the initiative seems to be gaining traction and yielding efficiencies as evidenced in better operating statistics and improving margins.
The Fund’s notable detractors during the period:
•	Selection within consumer discretionary, communication services and information technology weighed most heavily on return.
•	An underweight to Tesla Motors, Inc. within consumer discretionary was the most significant detractor as shares of the electric vehicle manufacturer rose sharply.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	Wayfair also detracted within consumer discretionary. Wayfair is the leading player in the digital home furnishings market. The company’s sales showed signs of moderating in the fourth quarter and investors turned more toward names viewed as positioned to benefit from a post-COVID environment.
•	Other notable detractors included exposures to global bank Citigroup, Inc. and, to a lesser extent, insurer Allstate Corp. within financials.
•	In general, the Fund’s interest rate-sensitive holdings detracted as the lower-rates-for-longer backdrop weighed on the income outlook while the potential for loan portfolio defaults increased as economic activity slowed.
Fund positioning
We continue to focus on stock selection as the driver of returns along with portfolio construction. In so doing, we seek a combination of certain characteristics that we believe has the potential to outperform throughout a market cycle. Specifically, we emphasize high-quality established and emerging growth companies that share four characteristics: large and expanding market opportunities, sustainable and durable competitive advantages, improving free-cash-flow generation and accelerating returns on invested capital.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,219.20	1,021.47	4.07	3.71	0.73
Class 2	1,000.00	1,000.00	1,218.10	1,020.21	5.46	4.98	0.98
Class 3	1,000.00	1,000.00	1,218.90	1,020.86	4.74	4.32	0.85
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Communication Services 11.1%
Entertainment 1.0%
Electronic Arts, Inc.	164,343	23,599,655
Interactive Media & Services 10.1%
Alphabet, Inc., Class A(a)	30,912	54,177,608
Alphabet, Inc., Class C(a)	45,011	78,853,871
Facebook, Inc., Class A(a)	395,610	108,064,827
Total		241,096,306
Total Communication Services		264,695,961
Consumer Discretionary 17.6%
Automobiles 1.2%
Tesla Motors, Inc.(a)	42,008	29,643,785
Hotels, Restaurants & Leisure 1.1%
Domino’s Pizza, Inc.	67,789	25,994,370
Internet & Direct Marketing Retail 9.8%
Amazon.com, Inc.(a)	59,679	194,370,325
Etsy, Inc.(a)	111,593	19,853,511
Wayfair, Inc., Class A(a)	92,373	20,858,747
Total		235,082,583
Multiline Retail 2.4%
Dollar Tree, Inc.(a)	243,254	26,281,162
Target Corp.	174,075	30,729,460
Total		57,010,622
Specialty Retail 1.8%
Home Depot, Inc. (The)	157,478	41,829,306
Textiles, Apparel & Luxury Goods 1.3%
VF Corp.	359,479	30,703,102
Total Consumer Discretionary		420,263,768
Consumer Staples 3.6%
Food & Staples Retailing 1.8%
Costco Wholesale Corp.	116,672	43,959,676
Household Products 1.8%
Procter & Gamble Co. (The)	308,860	42,974,780
Total Consumer Staples		86,934,456
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.6%
Biotechnology 3.1%
AbbVie, Inc.	459,279	49,211,745
BioNTech SE, ADR(a)	123,574	10,073,752
Exact Sciences Corp.(a)	102,220	13,543,128
Total		72,828,625
Health Care Equipment & Supplies 2.9%
Baxter International, Inc.	292,872	23,500,049
Danaher Corp.	99,897	22,191,120
Medtronic PLC	206,034	24,134,823
Total		69,825,992
Health Care Providers & Services 2.9%
Humana, Inc.	41,150	16,882,611
UnitedHealth Group, Inc.	146,290	51,300,977
Total		68,183,588
Life Sciences Tools & Services 2.6%
10X Genomics, Inc., Class A(a)	86,393	12,233,249
Charles River Laboratories International, Inc.(a)	97,943	24,472,038
IQVIA Holdings, Inc.(a)	145,442	26,058,843
Total		62,764,130
Pharmaceuticals 3.1%
Bristol-Myers Squibb Co.	458,975	28,470,219
Eli Lilly and Co.	274,906	46,415,129
Total		74,885,348
Total Health Care		348,487,683
Industrials 5.1%
Building Products 1.9%
Masco Corp.	380,452	20,898,228
Trane Technologies PLC	161,761	23,481,227
Total		44,379,455
Electrical Equipment 1.1%
AMETEK, Inc.	226,232	27,360,498
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 2.1%
Lyft, Inc., Class A(a)	498,062	24,469,786
Norfolk Southern Corp.	112,076	26,630,378
Total		51,100,164
Total Industrials		122,840,117
Information Technology 45.6%
Electronic Equipment, Instruments & Components 1.3%
Zebra Technologies Corp., Class A(a)	80,764	31,040,028
IT Services 8.8%
Fidelity National Information Services, Inc.	157,672	22,304,281
Fiserv, Inc.(a)	241,435	27,489,789
PayPal Holdings, Inc.(a)	268,978	62,994,648
Twilio, Inc., Class A(a)	85,338	28,886,913
Visa, Inc., Class A	309,024	67,592,819
Total		209,268,450
Semiconductors & Semiconductor Equipment 7.7%
Applied Materials, Inc.	489,877	42,276,385
Broadcom, Inc.	108,612	47,555,764
NVIDIA Corp.	122,516	63,977,855
NXP Semiconductors NV	189,777	30,176,441
Total		183,986,445
Software 19.1%
Adobe, Inc.(a)	107,350	53,687,882
Atlassian Corp. PLC, Class A(a)	117,399	27,456,104
Autodesk, Inc.(a)	115,188	35,171,504
Bill.com Holdings, Inc.(a)	126,054	17,206,371
Common Stocks (continued)
Issuer	Shares	Value ($)
Fortinet, Inc.(a)	203,517	30,228,380
Intuit, Inc.	100,562	38,198,476
Microsoft Corp.	749,468	166,696,673
NortonLifeLock, Inc.	1,198,661	24,908,175
ServiceNow, Inc.(a)	71,226	39,204,927
VMware, Inc., Class A(a)	174,283	24,444,934
Total		457,203,426
Technology Hardware, Storage & Peripherals 8.7%
Apple, Inc.	1,574,105	208,867,993
Total Information Technology		1,090,366,342
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITS) 1.2%
Equinix, Inc.	40,454	28,891,438
Total Real Estate		28,891,438
Total Common Stocks (Cost $1,399,906,243)		2,362,479,765

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	28,355,402	28,352,567
Total Money Market Funds (Cost $28,352,567)		28,352,567
Total Investments in Securities (Cost: $1,428,258,810)		2,390,832,332
Other Assets & Liabilities, Net		(577,870)
Net Assets		2,390,254,462

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	35,355,846	506,543,211	(513,548,341)	1,851	28,352,567	(1,849)	129,936	28,355,402
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	264,695,961	—	—	264,695,961
Consumer Discretionary	420,263,768	—	—	420,263,768
Consumer Staples	86,934,456	—	—	86,934,456
Health Care	348,487,683	—	—	348,487,683
Industrials	122,840,117	—	—	122,840,117
Information Technology	1,090,366,342	—	—	1,090,366,342
Real Estate	28,891,438	—	—	28,891,438
Total Common Stocks	2,362,479,765	—	—	2,362,479,765
Money Market Funds	28,352,567	—	—	28,352,567
Total Investments in Securities	2,390,832,332	—	—	2,390,832,332
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,399,906,243)	$2,362,479,765
Affiliated issuers (cost $28,352,567)	28,352,567
Receivable for:
Capital shares sold	86,342
Dividends	493,693
Foreign tax reclaims	51,308
Prepaid expenses	6,344
Total assets	2,391,470,019
Liabilities
Due to custodian	21,433
Payable for:
Capital shares purchased	793,218
Management services fees	44,519
Distribution and/or service fees	2,074
Service fees	64,158
Compensation of board members	248,078
Compensation of chief compliance officer	483
Other expenses	41,594
Total liabilities	1,215,557
Net assets applicable to outstanding capital stock	$2,390,254,462
Represented by
Trust capital	$2,390,254,462
Total - representing net assets applicable to outstanding capital stock	$2,390,254,462
Class 1
Net assets	$1,943,859,119
Shares outstanding	65,929,261
Net asset value per share	$29.48
Class 2
Net assets	$161,647,892
Shares outstanding	5,631,329
Net asset value per share	$28.71
Class 3
Net assets	$284,747,451
Shares outstanding	9,778,108
Net asset value per share	$29.12
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	11

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$20,709,131
Dividends — affiliated issuers	129,936
Foreign taxes withheld	(45,630)
Total income	20,793,437
Expenses:
Management services fees	14,494,418
Distribution and/or service fees
Class 2	349,516
Class 3	305,375
Service fees	495,778
Compensation of board members	65,115
Custodian fees	15,746
Printing and postage fees	62,914
Audit fees	30,581
Legal fees	29,284
Compensation of chief compliance officer	493
Other	50,578
Total expenses	15,899,798
Net investment income	4,893,639
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	348,330,131
Investments — affiliated issuers	(1,849)
Net realized gain	348,328,282
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	292,132,098
Investments — affiliated issuers	1,851
Net change in unrealized appreciation (depreciation)	292,133,949
Net realized and unrealized gain	640,462,231
Net increase in net assets resulting from operations	$645,355,870
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$4,893,639	$3,003,126
Net realized gain	348,328,282	168,391,224
Net change in unrealized appreciation (depreciation)	292,133,949	393,980,737
Net increase in net assets resulting from operations	645,355,870	565,375,087
Decrease in net assets from capital stock activity	(317,258,835)	(121,387,167)
Total increase in net assets	328,097,035	443,987,920
Net assets at beginning of year	2,062,157,427	1,618,169,507
Net assets at end of year	$2,390,254,462	$2,062,157,427

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,118,172	47,842,154	282,595	5,422,445
Redemptions	(13,889,012)	(332,789,308)	(4,095,180)	(79,930,505)
Net decrease	(11,770,840)	(284,947,154)	(3,812,585)	(74,508,060)
Class 2
Subscriptions	851,450	20,261,963	382,032	7,219,651
Redemptions	(1,360,300)	(31,836,271)	(1,146,409)	(21,781,555)
Net decrease	(508,850)	(11,574,308)	(764,377)	(14,561,904)
Class 3
Subscriptions	219,840	5,293,376	72,567	1,366,805
Redemptions	(1,110,053)	(26,030,749)	(1,752,447)	(33,684,008)
Net decrease	(890,213)	(20,737,373)	(1,679,880)	(32,317,203)
Total net decrease	(13,169,903)	(317,258,835)	(6,256,842)	(121,387,167)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$21.88	0.06	7.54	7.60
Year Ended 12/31/2019	$16.10	0.04	5.74	5.78
Year Ended 12/31/2018	$16.76	0.03	(0.69)	(0.66)
Year Ended 12/31/2017	$13.08	0.05	3.63	3.68
Year Ended 12/31/2016	$12.92	0.09	0.07	0.16
Class 2
Year Ended 12/31/2020	$21.36	0.00(c)	7.35	7.35
Year Ended 12/31/2019	$15.76	(0.01)	5.61	5.60
Year Ended 12/31/2018	$16.44	(0.02)	(0.66)	(0.68)
Year Ended 12/31/2017	$12.86	0.02	3.56	3.58
Year Ended 12/31/2016	$12.73	0.04	0.09	0.13
Class 3
Year Ended 12/31/2020	$21.64	0.03	7.45	7.48
Year Ended 12/31/2019	$15.94	0.01	5.69	5.70
Year Ended 12/31/2018	$16.62	0.01	(0.69)	(0.68)
Year Ended 12/31/2017	$12.99	0.04	3.59	3.63
Year Ended 12/31/2016	$12.84	0.07	0.08	0.15

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$29.48	34.74%	0.73%	0.73%	0.26%	57%	$1,943,859
Year Ended 12/31/2019	$21.88	35.90%	0.73%	0.73%	0.19%	39%	$1,700,174
Year Ended 12/31/2018	$16.10	(3.94%)	0.74%	0.74%	0.16%	27%	$1,312,513
Year Ended 12/31/2017	$16.76	28.14%	0.77%	0.76%	0.36%	35%	$1,408,054
Year Ended 12/31/2016	$13.08	1.24%	0.80%	0.77%	0.69%	54%	$1,267,016
Class 2
Year Ended 12/31/2020	$28.71	34.41%	0.98%	0.98%	0.02%	57%	$161,648
Year Ended 12/31/2019	$21.36	35.53%	0.98%	0.98%	(0.06%)	39%	$131,133
Year Ended 12/31/2018	$15.76	(4.14%)	0.99%	0.99%	(0.09%)	27%	$108,782
Year Ended 12/31/2017	$16.44	27.84%	1.02%	1.01%	0.11%	35%	$121,608
Year Ended 12/31/2016	$12.86	1.02%	1.05%	1.01%	0.35%	54%	$108,824
Class 3
Year Ended 12/31/2020	$29.12	34.57%	0.85%	0.85%	0.14%	57%	$284,747
Year Ended 12/31/2019	$21.64	35.76%	0.86%	0.86%	0.06%	39%	$230,850
Year Ended 12/31/2018	$15.94	(4.09%)	0.86%	0.86%	0.04%	27%	$196,874
Year Ended 12/31/2017	$16.62	27.94%	0.89%	0.88%	0.23%	35%	$232,010
Year Ended 12/31/2016	$12.99	1.17%	0.92%	0.89%	0.55%	54%	$207,757
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	15

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	17

Notes to Financial Statements  (continued)
December 31, 2020
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.69% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
18	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual July 1, 2020 through April 30, 2021
Class 1	0.75%
Class 2	1.00
Class 3	0.875
The Fund had a voluntary expense reimbursement arrangement from May 1, 2020 to June 30, 2020. Prior to May 1, 2020, the Fund had a contractual expense reimbursement arrangement. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,179,297,484 and $1,485,945,353, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit
20	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 91.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Large Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	23

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
24	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
26	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	27

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
28	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020	29

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
30	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2020

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Columbia Variable Portfolio – Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6464 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Dividend Opportunity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Dividend Opportunity Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2018
Yan Jin
Portfolio Manager
Managed Fund since 2018
Grace Lee. CAIA
Portfolio Manager
Managed Fund since October 2020
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	1.15	8.99	8.54
Class 2	05/03/10	0.90	8.72	8.27
Class 3	09/15/99	1.03	8.86	8.41
MSCI USA High Dividend Yield Index (Net)		0.62	9.99	11.19
Russell 1000 Value Index		2.80	9.74	10.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	92.7
Convertible Preferred Stocks	7.1
Money Market Funds	0.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	6.4
Consumer Discretionary	3.7
Consumer Staples	11.4
Energy	6.6
Financials	18.9
Health Care	17.2
Industrials	7.2
Information Technology	12.5
Materials	2.0
Real Estate	6.6
Utilities	7.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 41.03% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, Class 2 shares of the Fund returned 0.90%. The Fund outperformed its primary benchmark, the MSCI USA High Dividend Yield Index (Net), which returned 0.62%. The Fund underperformed the Russell 1000 Value Index, which gained 2.80% for the same period.
Market overview
U.S. equities performed very well in 2020, but the returns among various market segments were quite divergent. While the growth style delivered remarkable gains, value stocks and dividend payers barely finished in positive territory.
The key event for the markets in 2020 was, of course, the emergence of COVID-19 in mid-February. Once governments began to implement lockdowns in an effort to control the virus, investors slashed their estimates for both economic growth and corporate earnings. The market plunged as a result, and the ensuing downturn persisted until the U.S. Federal Reserve and other major central banks stepped in with dramatic measures to rescue the economy in late March. These actions, together with the passage of a fiscal stimulus package worth over $3 trillion, touched off a rally that gained steam in the summer and ultimately lasted until year-end. Through October, however, the market was primarily led by growth stocks in general, and the mega-cap technology sector in particular. Only late in the year, following the early-November approval of a COVID-19 vaccine, did the rally broaden to include other market segments such as higher-dividend companies and value stocks.
The Fund’s notable contributors during the period
•	The Fund’s positioning in information technology made a robust contribution to returns.
•	In addition to having a zero weighting in Intel Corp., which enabled us to sidestep the stock’s poor relative performance, we benefited from owning a position in Broadcom, Inc. The latter company exceeded earnings estimates and raised its forward guidance, leading to outperformance versus its industry peers.
•	In the industrials sector, the Fund was helped by its investment in the heavy-equipment producer Caterpillar, Inc. Even though the company experienced near-term earnings pressures from the slowing global economy, its shares rose on expectations that it will generate stronger profitability in 2021.
•	The transportation stocks Union Pacific and United Parcel Service further contributed to results in industrials. Union Pacific benefited from unexpectedly strong cost controls, while UPS continued to capitalize on the need for consumers to shop from home rather than in person.
•	A zero weighting in Boeing Corp., which lagged the broader sector by a wide margin, was an additional contributor.
•	Outside of these areas, key contributors included General Mills, Inc., Crown Castle International, Inc. (which owns and operates cellular towers), and the pharmaceutical company AbbVie, Inc.
The Fund’s notable detractors during the period
•	Holdings in the energy and financial sectors generally detracted from 12-month results. In both cases, however, performance was considerably better in the fourth quarter. We held a number of stocks in these sectors that offered what we believed to be a combination of above-average, secure dividends and highly attractive valuations, such as Chevron Corp. and Citigroup, Inc., but these traits did not begin feeding through to their performance until late in the year. We were active in both sectors in 2020.
•	Most notably, we used the sell-off of the first quarter to add certain stocks to the portfolio at what we considered to be attractive prices. One such company was Morgan Stanley, which subsequently recovered and finished the year as a top contributor. At period end, we continued to view higher dividend companies in the financial and energy sectors as a source of opportunity even after their strong showing in the fourth quarter.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	The utilities sector was another challenging area for the Fund due to a position in FirstEnergy. The stock plunged in mid-July when it was revealed that the company may have been involved in a corruption scandal involving Ohio state representatives. We sold FirstEnergy from the portfolio.
Fund positioning
Higher yielding stocks and the value style trailed the overall market in 2020, but we recognized that there will always be times when certain styles or factors will be out of favor. Rather than attempting to chase short-term trends, we remained focused on maintaining a portfolio of stocks that we are comfortable owning through swings in market performance and investor sentiment. We believed the underperformance for dividend stocks was actually a positive development from a longer term standpoint, as we believed that it provides fertile ground for individual security selection despite the expensive valuations for many areas of the market.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,163.70	1,021.47	3.97	3.71	0.73
Class 2	1,000.00	1,000.00	1,162.00	1,020.21	5.33	4.98	0.98
Class 3	1,000.00	1,000.00	1,163.10	1,020.81	4.68	4.37	0.86
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 92.9%
Issuer	Shares	Value ($)
Communication Services 5.9%
Diversified Telecommunication Services 5.1%
AT&T, Inc.	950,000	27,322,000
Verizon Communications, Inc.	775,000	45,531,250
Total		72,853,250
Media 0.8%
Comcast Corp., Class A	215,000	11,266,000
Total Communication Services		84,119,250
Consumer Discretionary 2.9%
Hotels, Restaurants & Leisure 1.0%
Extended Stay America, Inc.	452,545	6,702,192
Wyndham Destinations, Inc.	175,000	7,850,500
Total		14,552,692
Household Durables 1.2%
Newell Brands, Inc.	325,000	6,899,750
Whirlpool Corp.	55,000	9,926,950
Total		16,826,700
Specialty Retail 0.7%
Home Depot, Inc. (The)	37,500	9,960,750
Total Consumer Discretionary		41,340,142
Consumer Staples 11.4%
Beverages 5.1%
Coca-Cola Co. (The)	665,000	36,468,600
PepsiCo, Inc.	240,000	35,592,000
Total		72,060,600
Food & Staples Retailing 0.5%
Walgreens Boots Alliance, Inc.	180,000	7,178,400
Food Products 1.3%
JM Smucker Co. (The)	60,000	6,936,000
Kraft Heinz Co. (The)	320,000	11,091,200
Total		18,027,200
Household Products 1.6%
Kimberly-Clark Corp.	80,000	10,786,400
Procter & Gamble Co. (The)	92,000	12,800,880
Total		23,587,280
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.9%
Altria Group, Inc.	335,000	13,735,000
Philip Morris International, Inc.	340,000	28,148,600
Total		41,883,600
Total Consumer Staples		162,737,080
Energy 6.6%
Oil, Gas & Consumable Fuels 6.6%
Chevron Corp.	485,000	40,958,250
Exxon Mobil Corp.	675,000	27,823,500
Valero Energy Corp.	200,000	11,314,000
Williams Companies, Inc. (The)	665,000	13,333,250
Total		93,429,000
Total Energy		93,429,000
Financials 18.4%
Banks 9.6%
Bank of America Corp.	370,000	11,214,700
JPMorgan Chase & Co.	480,000	60,993,600
PNC Financial Services Group, Inc. (The)	127,500	18,997,500
Truist Financial Corp.	350,000	16,775,500
U.S. Bancorp	375,000	17,471,250
Zions Bancorp	265,000	11,511,600
Total		136,964,150
Capital Markets 4.4%
Ares Capital Corp.	425,000	7,178,250
BlackRock, Inc.	30,000	21,646,200
Morgan Stanley	325,000	22,272,250
State Street Corp.	150,000	10,917,000
Total		62,013,700
Consumer Finance 0.6%
Discover Financial Services	90,000	8,147,700
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 3.8%
Hartford Financial Services Group, Inc. (The)	305,000	14,938,900
MetLife, Inc.	300,000	14,085,000
Principal Financial Group, Inc.	215,000	10,666,150
Travelers Companies, Inc. (The)	105,000	14,738,850
Total		54,428,900
Total Financials		261,554,450
Health Care 15.7%
Biotechnology 4.3%
AbbVie, Inc.	415,000	44,467,250
Amgen, Inc.	75,000	17,244,000
Total		61,711,250
Pharmaceuticals 11.4%
Bristol-Myers Squibb Co.	575,000	35,667,250
Eli Lilly and Co.	67,500	11,396,700
Johnson & Johnson	465,000	73,181,700
Merck & Co., Inc.	515,000	42,127,000
Total		162,372,650
Total Health Care		224,083,900
Industrials 6.4%
Aerospace & Defense 1.5%
Raytheon Technologies Corp.	300,000	21,453,000
Air Freight & Logistics 1.6%
United Parcel Service, Inc., Class B	130,000	21,892,000
Electrical Equipment 1.0%
Eaton Corp. PLC	120,000	14,416,800
Machinery 1.5%
Caterpillar, Inc.	120,000	21,842,400
Road & Rail 0.8%
Union Pacific Corp.	52,500	10,931,550
Total Industrials		90,535,750
Information Technology 12.5%
Communications Equipment 2.6%
Cisco Systems, Inc.	825,000	36,918,750
Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	290,000	10,440,000
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.1%
International Business Machines Corp.	240,000	30,211,200
Semiconductors & Semiconductor Equipment 4.8%
Broadcom, Inc.	82,500	36,122,625
Texas Instruments, Inc.	200,000	32,826,000
Total		68,948,625
Software 0.8%
NortonLifeLock, Inc.	550,000	11,429,000
Technology Hardware, Storage & Peripherals 1.5%
HP, Inc.	525,000	12,909,750
Seagate Technology PLC	125,000	7,770,000
Total		20,679,750
Total Information Technology		178,627,325
Materials 2.0%
Chemicals 1.5%
Dow, Inc.	250,000	13,875,000
Nutrien Ltd.	150,000	7,224,000
Total		21,099,000
Metals & Mining 0.5%
Steel Dynamics, Inc.	200,000	7,374,000
Total Materials		28,473,000
Real Estate 6.6%
Equity Real Estate Investment Trusts (REITS) 6.6%
Agree Realty Corp.	112,500	7,490,250
Alexandria Real Estate Equities, Inc.	60,000	10,693,200
Crown Castle International Corp.	115,000	18,306,850
Duke Realty Corp.	350,000	13,989,500
Invitation Homes, Inc.	230,000	6,831,000
Life Storage, Inc.	90,000	10,745,100
Medical Properties Trust, Inc.	700,000	15,253,000
QTS Realty Trust Inc., Class A	180,000	11,138,400
Total		94,447,300
Total Real Estate		94,447,300

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 4.5%
Electric Utilities 3.1%
American Electric Power Co., Inc.	125,000	10,408,750
Duke Energy Corp.	145,000	13,276,200
Edison International	175,000	10,993,500
Pinnacle West Capital Corp.	120,000	9,594,000
Total		44,272,450
Multi-Utilities 1.4%
Ameren Corp.	140,000	10,928,400
NiSource, Inc.	400,000	9,176,000
Total		20,104,400
Total Utilities		64,376,850
Total Common Stocks (Cost $1,186,922,515)		1,323,724,047

Convertible Preferred Stocks 7.2%
Issuer		Shares	Value ($)
Communication Services 0.5%
Diversified Telecommunication Services 0.5%
2020 Cash Mandatory Exchangeable Trust(a)	5.250%	6,100	7,311,887
Total Communication Services			7,311,887
Consumer Discretionary 0.8%
Auto Components 0.8%
Aptiv PLC	5.500%	75,000	11,572,500
Total Consumer Discretionary			11,572,500
Financials 0.6%
Capital Markets 0.6%
KKR & Co., Inc.	6.000%	130,000	7,836,400
Total Financials			7,836,400
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Health Care 1.5%
Health Care Equipment & Supplies 1.5%
Becton Dickinson and Co.	6.000%	190,000	10,503,200
Danaher Corp.	5.000%	8,200	10,599,156
Total			21,102,356
Total Health Care			21,102,356
Industrials 0.8%
Machinery 0.8%
Stanley Black & Decker, Inc.	5.250%	100,000	11,184,000
Total Industrials			11,184,000
Utilities 3.0%
Electric Utilities 1.0%
NextEra Energy, Inc.	6.219%	285,000	14,640,450
Multi-Utilities 1.5%
DTE Energy Co.	6.250%	425,000	20,459,500
Water Utilities 0.5%
Essential Utilities, Inc.	6.000%	120,000	7,442,400
Total Utilities			42,542,350
Total Convertible Preferred Stocks (Cost $88,033,764)			101,549,493

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	3,015,275	3,014,973
Total Money Market Funds (Cost $3,014,973)		3,014,973
Total Investments in Securities (Cost: $1,277,971,252)		1,428,288,513
Other Assets & Liabilities, Net		(3,746,387)
Net Assets		1,424,542,126

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $7,311,887, which represents 0.51% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	15,298,105	296,498,334	(308,781,938)	472	3,014,973	(4,955)	112,961	3,015,275
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	84,119,250	—	—	84,119,250
Consumer Discretionary	41,340,142	—	—	41,340,142
Consumer Staples	162,737,080	—	—	162,737,080
Energy	93,429,000	—	—	93,429,000
Financials	261,554,450	—	—	261,554,450
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	224,083,900	—	—	224,083,900
Industrials	90,535,750	—	—	90,535,750
Information Technology	178,627,325	—	—	178,627,325
Materials	28,473,000	—	—	28,473,000
Real Estate	94,447,300	—	—	94,447,300
Utilities	64,376,850	—	—	64,376,850
Total Common Stocks	1,323,724,047	—	—	1,323,724,047
Convertible Preferred Stocks
Communication Services	—	7,311,887	—	7,311,887
Consumer Discretionary	—	11,572,500	—	11,572,500
Financials	—	7,836,400	—	7,836,400
Health Care	—	21,102,356	—	21,102,356
Industrials	—	11,184,000	—	11,184,000
Utilities	—	42,542,350	—	42,542,350
Total Convertible Preferred Stocks	—	101,549,493	—	101,549,493
Money Market Funds	3,014,973	—	—	3,014,973
Total Investments in Securities	1,326,739,020	101,549,493	—	1,428,288,513
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,274,956,279)	$1,425,273,540
Affiliated issuers (cost $3,014,973)	3,014,973
Receivable for:
Investments sold	1,847,205
Capital shares sold	123,234
Dividends	2,959,934
Foreign tax reclaims	291,084
Prepaid expenses	4,501
Total assets	1,433,514,471
Liabilities
Payable for:
Investments purchased	4,760,922
Capital shares purchased	3,846,456
Management services fees	26,032
Distribution and/or service fees	2,948
Service fees	49,053
Compensation of board members	257,717
Compensation of chief compliance officer	289
Other expenses	28,928
Total liabilities	8,972,345
Net assets applicable to outstanding capital stock	$1,424,542,126
Represented by
Trust capital	$1,424,542,126
Total - representing net assets applicable to outstanding capital stock	$1,424,542,126
Class 1
Net assets	$631,347,091
Shares outstanding	21,094,625
Net asset value per share	$29.93
Class 2
Net assets	$77,385,766
Shares outstanding	2,657,372
Net asset value per share	$29.12
Class 3
Net assets	$715,809,269
Shares outstanding	24,249,600
Net asset value per share	$29.52
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	13

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$60,731,186
Dividends — affiliated issuers	112,961
Interest	760,001
Interfund lending	874
Foreign taxes withheld	(274,874)
Total income	61,330,148
Expenses:
Management services fees	8,996,093
Distribution and/or service fees
Class 2	179,835
Class 3	858,760
Service fees	523,185
Compensation of board members	56,486
Custodian fees	9,306
Printing and postage fees	112,049
Audit fees	45,318
Legal fees	21,723
Compensation of chief compliance officer	278
Other	48,489
Total expenses	10,851,522
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(160,367)
Total net expenses	10,691,155
Net investment income	50,638,993
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(38,619,865)
Investments — affiliated issuers	(4,955)
Foreign currency translations	(2,264)
Net realized loss	(38,627,084)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(6,067,903)
Investments — affiliated issuers	472
Foreign currency translations	20,852
Net change in unrealized appreciation (depreciation)	(6,046,579)
Net realized and unrealized loss	(44,673,663)
Net increase in net assets resulting from operations	$5,965,330
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$50,638,993	$44,745,858
Net realized gain (loss)	(38,627,084)	67,463,912
Net change in unrealized appreciation (depreciation)	(6,046,579)	199,002,805
Net increase in net assets resulting from operations	5,965,330	311,212,575
Decrease in net assets from capital stock activity	(106,400,279)	(134,334,224)
Total increase (decrease) in net assets	(100,434,949)	176,878,351
Net assets at beginning of year	1,524,977,075	1,348,098,724
Net assets at end of year	$1,424,542,126	$1,524,977,075

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	686,686	17,956,960	133,595	3,631,958
Redemptions	(984,410)	(27,953,799)	(1,258,925)	(34,291,641)
Net decrease	(297,724)	(9,996,839)	(1,125,330)	(30,659,683)
Class 2
Subscriptions	226,949	5,924,093	379,689	10,008,585
Redemptions	(393,845)	(10,053,952)	(203,625)	(5,446,331)
Net increase (decrease)	(166,896)	(4,129,859)	176,064	4,562,254
Class 3
Subscriptions	61,989	1,565,540	32,858	903,929
Redemptions	(3,556,897)	(93,839,121)	(4,061,075)	(109,140,724)
Net decrease	(3,494,908)	(92,273,581)	(4,028,217)	(108,236,795)
Total net decrease	(3,959,528)	(106,400,279)	(4,977,483)	(134,334,224)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$29.59	1.04	(0.70)	0.34
Year Ended 12/31/2019	$23.85	0.85	4.89	5.74
Year Ended 12/31/2018	$25.30	0.85	(2.30)	(1.45)
Year Ended 12/31/2017	$22.12	0.89	2.29	3.18
Year Ended 12/31/2016	$19.46	0.78	1.88	2.66
Class 2
Year Ended 12/31/2020	$28.86	0.95	(0.69)	0.26
Year Ended 12/31/2019	$23.32	0.77	4.77	5.54
Year Ended 12/31/2018	$24.81	0.75	(2.24)	(1.49)
Year Ended 12/31/2017	$21.74	0.82	2.25	3.07
Year Ended 12/31/2016	$19.17	0.72	1.85	2.57
Class 3
Year Ended 12/31/2020	$29.22	1.00	(0.70)	0.30
Year Ended 12/31/2019	$23.58	0.81	4.83	5.64
Year Ended 12/31/2018	$25.05	0.79	(2.26)	(1.47)
Year Ended 12/31/2017	$21.92	0.86	2.27	3.13
Year Ended 12/31/2016	$19.31	0.75	1.86	2.61

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$29.93	1.15%	0.74%	0.73%	3.88%	54%	$631,347
Year Ended 12/31/2019	$29.59	24.07%	0.74%	0.72%	3.13%	46%	$632,898
Year Ended 12/31/2018	$23.85	(5.73%)	0.72%	0.72%	3.31%	87%	$537,062
Year Ended 12/31/2017	$25.30	14.38%	0.73%	0.73%	3.82%	62%	$832,599
Year Ended 12/31/2016	$22.12	13.67%	0.74%	0.74%	3.78%	64%	$742,337
Class 2
Year Ended 12/31/2020	$29.12	0.90%	0.99%	0.98%	3.64%	54%	$77,386
Year Ended 12/31/2019	$28.86	23.76%	0.99%	0.97%	2.88%	46%	$81,504
Year Ended 12/31/2018	$23.32	(6.01%)	0.97%	0.97%	2.99%	87%	$61,764
Year Ended 12/31/2017	$24.81	14.12%	0.98%	0.98%	3.58%	62%	$69,367
Year Ended 12/31/2016	$21.74	13.41%	0.99%	0.99%	3.52%	64%	$59,186
Class 3
Year Ended 12/31/2020	$29.52	1.03%	0.86%	0.85%	3.77%	54%	$715,809
Year Ended 12/31/2019	$29.22	23.92%	0.86%	0.84%	3.00%	46%	$810,575
Year Ended 12/31/2018	$23.58	(5.87%)	0.85%	0.84%	3.11%	87%	$749,273
Year Ended 12/31/2017	$25.05	14.28%	0.86%	0.86%	3.71%	62%	$939,770
Year Ended 12/31/2016	$21.92	13.52%	0.87%	0.87%	3.66%	64%	$967,557
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
18	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
20	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.68% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	Contractual expense cap July 1, 2020 through April 30, 2021	Voluntary expense cap May 1, 2020 through June 30, 2020	Contractual expense cap prior to May 1, 2020
Class 1	0.73%	0.72%	0.72%
Class 2	0.98	0.97	0.97
Class 3	0.855	0.845	0.845
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $704,048,292 and $740,883,596, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
22	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,842,857	0.93	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 8. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 96.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Following the period end, affiliated and unaffiliated shareholders of the Fund redeemed $615,731,201, which represented approximately 43.2% of the Fund’s net assets as December 31, 2020.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Dividend Opportunity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
26	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
30	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020	31

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
32	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2020

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Columbia Variable Portfolio – Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6468 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – U.S. Government Mortgage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – U.S. Government Mortgage Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2012
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2012
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	5.09	3.93	2.81
Class 2	05/03/10	4.85	3.66	2.56
Class 3	09/15/99	4.96	3.80	2.68
Bloomberg Barclays U.S. Mortgage-Backed Securities Index		3.87	3.05	3.01
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2013 reflects returns achieved pursuant to a different investment objective and different principal investment strategies. If the Fund’s current investment objective and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Asset-Backed Securities — Agency	0.0(a)
Asset-Backed Securities — Non-Agency	4.1
Commercial Mortgage-Backed Securities - Agency	4.9
Commercial Mortgage-Backed Securities - Non-Agency	4.4
Money Market Funds	5.1
Options Purchased Puts	0.4
Residential Mortgage-Backed Securities - Agency	74.5
Residential Mortgage-Backed Securities - Non-Agency	6.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2020)
AAA rating	84.4
AA rating	2.9
A rating	1.5
BBB rating	5.4
BB rating	0.7
B rating	1.3
Not rated	3.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 87.02% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 4.85%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which returned 3.87% for the same period.
Market overview
Entering the period, dissipating trade headwinds supported sentiment as the U.S. and China signed a Phase One agreement in mid-January. However, as February progressed the market focused on the COVID-19 pandemic which shut down most of the Chinese economy. As COVID-19 case counts accelerated, globally travel and economic activity came to a near-halt. Financial market liquidity all but disappeared as investors rushed to sell what they could to raise cash. Oil prices plunged as demand collapsed and a Saudi Arabia-Russia price war compounded matters. U.S. Treasury yields declined dramatically on their way toward historical lows as investors sought safe havens.
Policymakers globally responded with dramatic measures in the effort to keep businesses and consumers afloat. The U.S. Federal Reserve (Fed) cut its benchmark overnight lending rate to zero, resurrected financial crisis-era lending facilities and launched a broad asset purchase program, while Congress passed a $2.2 trillion stimulus package. The result was a rebound in risk sentiment that benefited more credit-sensitive areas of the bond market. The Fed eventually signaled that it was prepared to leave its benchmark overnight lending rate at zero for the foreseeable future, while Congress followed up on earlier stimulus with an expansion of the Paycheck Protection Program which provides forgivable loans to small- and medium-sized businesses. As COVID-19 cases and deaths fell in the early hotspots and encouraging public health stories emerged, the market began looking toward reopening. June saw bouts of volatility as the removal of restrictions led to a dramatic acceleration of COVID-19 infections in a number of states.
As the year progressed, investors were heartened by improving economic data and progress on COVID-19 vaccines. Further boosting sentiment, in a late-August speech Fed Chair Powell outlined a new approach which provides the central bank with additional flexibility in managing interest rates should any one inflation readout break through the 2% target. Credit-sensitive areas of the market continued to outperform, although risk sentiment wavered late in the third quarter on uncertainty over additional economic stimulus, the persistence of COVID-19 cases and fears of a litigated presidential election outcome.
In November, a clear outcome to the U.S. presidential election and headlines around a pair of COVID-19 vaccines further boosted risk appetites. Both vaccines received emergency use authorization from the FDA in December, raising the prospect of a return to relatively normal economic activity in the coming months. As 2020 drew to a close, the U.S. Congress passed additional stimulus including direct payments to most individuals, extended unemployment benefits and small business support.
U.S. Treasury yields drifted higher late in the period on economic optimism, but still finished dramatically lower for the year with decreases most significant on the front end of the curve. To illustrate, the two-year Treasury yield declined 145 basis points from 1.58% to 0.13%, the 10-year declined 99 basis points from 1.92% to 0.93%, and the 30-year declined 74 basis points from 2.39% to 1.65%.
Agency mortgage-backed securities (MBS) provided positive returns for the period while modestly lagging structured asset classes with exposure to consumer credit fundamentals. Within agency MBS, recently issued, lower coupon pools outperformed, benefiting from the Fed’s ongoing purchases as the central bank seeks to boost the economy by keeping costs low for borrowers.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
The Fund’s notable contributors during the period
•	The Fund’s performance relative to the benchmark for the 12-month period was helped by its positioning within agency MBS. Specifically, we focused purchases on the lower coupon pools targeted by the Fed’s bond buying program and which outperformed notably for the year.
•	The Fund’s allocation to off-benchmark, credit-oriented securitized assets including non-agency MBS, commercial mortgage-backed securities (CMBS) and asset backed securities (ABS) added to relative performance for the 12-month period. Entering the year, we were positioned within these sectors with a tilt toward higher quality, shorter maturity issues. As securitized valuations cratered in March we shifted into lower rated credits with longer maturities. This stance benefited Fund performance as the rebound in risk sentiment on Fed policy support allowed these sectors to retrace lost ground over the remainder of 2020.
•	Finally, the Fund’s tactical positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity contributed modestly to relative performance.
The Fund’s notable detractors during the period
•	The Fund’s exposure to collateralized mortgage obligations was a slight detractor as its positions experienced higher prepayment speeds as interest rates moved sharply lower in the wake of the COVID-19 crisis.
Derivatives usage
During the annual period we sought to protect against the potential for rising interest rates by purchasing options on interest rate swaps (or “swaptions”). In addition, the Fund used Treasury futures contracts to manage interest rate risk in the portfolio. We also used index credit default swaps as a hedge against long cash positions to reduce the Fund’s overall credit exposure. On a stand-alone basis, these derivative securities had an overall positive impact on Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,019.20	1,022.82	2.33	2.34	0.46
Class 2	1,000.00	1,000.00	1,017.70	1,021.57	3.60	3.61	0.71
Class 3	1,000.00	1,000.00	1,017.90	1,022.22	2.94	2.95	0.58
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2001-20H Class 1
08/01/2021	6.340%	1,213	1,225
Total Asset-Backed Securities — Agency (Cost $1,213)			1,225

Asset-Backed Securities — Non-Agency 5.4%

AIMCO CLO 11 Ltd.(a),(b)
Series 2020-11A Class D
3-month USD LIBOR + 3.650% Floor 3.650% 10/15/2031	3.875%	2,300,000	2,303,220
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	1.918%	4,125,000	4,076,197
Avant Loans Funding Trust(a)
Subordinated Series 2018-B Class B
07/15/2022	4.110%	702,771	703,767
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-1A Class BR
3-month USD LIBOR + 2.350% 08/14/2030	2.571%	1,900,000	1,871,605
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	1.937%	2,750,000	2,643,669
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	1.700%	6,500,000	6,337,721
Conn’s Receivables Funding LLC(a)
Series 2019-B Class A
06/17/2024	2.660%	604,160	604,579
LendingClub Receivables Trust(a)
Series 2019-5 Class A
12/15/2045	3.750%	3,494,910	3,479,106
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class CR
3-month USD LIBOR + 1.950% 10/21/2030	2.159%	6,000,000	5,925,564
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	7.466%	2,005,037	1,847,277
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/22/2029	6.886%	3,000,000	2,765,685
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	1.964%	3,000,000	2,964,411
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	2,707,286	2,748,465
Prosper Marketplace Issuance Trust(a)
Series 2019-3A Class B
07/15/2025	3.590%	2,000,000	1,984,066
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	413,862	413,775
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	639,478	639,674
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	1.637%	3,750,000	3,704,160
SCF Equipment Leasing LLC(a)
Series 2017-2A Class A
12/20/2023	3.410%	674,382	675,290
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	4,500,000	4,608,283
Sound Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	1.968%	5,000,000	4,929,600
Total Asset-Backed Securities — Non-Agency (Cost $56,072,842)			55,226,114

Commercial Mortgage-Backed Securities - Agency 6.4%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K063 Class A2
01/25/2027	3.430%	4,362,000	5,004,096
Federal National Mortgage Association(c)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	7,000,000	7,712,278
Series 2018-M7 Class A2
03/25/2028	3.052%	25,000,000	28,514,875
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	3,987,618	4,342,756
FRESB Mortgage Trust(c)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	6,033,163	6,589,040
Government National Mortgage Association
Series 2017-190 Class AD
03/16/2060	2.600%	2,838,368	2,995,810
Government National Mortgage Association(c),(d)
Series 2019-102 Class IB
03/16/2060	0.863%	11,092,923	811,138
Series 2019-109 Class IO
04/16/2060	0.837%	20,897,608	1,551,181
Series 2019-118 Class IO
06/16/2061	0.829%	28,067,792	1,807,333
Series 2019-131 Class IO
07/16/2061	0.937%	20,838,608	1,520,268
Series 2019-134 Class IO
08/16/2061	0.883%	17,543,213	1,293,212
Series 2019-139 Class IO
11/16/2061	0.745%	18,234,129	1,161,751
Series 2020-19 Class IO
12/16/2061	0.963%	15,645,953	1,286,180
Series 2020-3 Class IO
02/16/2062	0.891%	16,310,437	1,217,427
Total Commercial Mortgage-Backed Securities - Agency (Cost $61,504,204)			65,807,345

Commercial Mortgage-Backed Securities - Non-Agency 5.7%

Braemar Hotels & Resorts Trust(a),(b)
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	1.959%	3,500,000	3,193,221
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.409%	8,000,000	7,760,208
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	3,120,000	2,575,685
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	4,200,000	3,075,244
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	2,000,000	1,994,075
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton USA Trust(a),(c)
Series 2016-HHV Class F
11/05/2038	4.194%	7,500,000	7,154,917
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	1,000,000	1,000,443
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2011-C3 Class A4
02/15/2046	4.717%	73,671	73,997
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.177%	2,917,500	2,459,032
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	2,000,000	2,031,229
Series 2018-SF3 Class B
10/17/2035	4.079%	8,500,000	8,679,925
Series 2020-SFR1 Class E
04/17/2037	3.032%	4,000,000	4,066,458
Series 2020-SFR3 Class B
10/17/2027	1.495%	3,000,000	3,011,395
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	6,000,000	6,188,284
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	1.659%	2,500,000	2,455,690
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	2.259%	3,050,000	2,933,358
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $59,238,922)			58,653,161

Residential Mortgage-Backed Securities - Agency 96.6%

Federal Home Loan Mortgage Corp.
06/01/2021- 04/01/2047	3.500%	55,770,795	61,191,487
03/01/2022	6.000%	530	595
10/01/2023- 10/01/2040	5.000%	4,271,016	4,966,001
08/01/2035	2.000%	23,925,508	25,148,971
08/01/2041- 06/01/2048	4.500%	12,389,673	13,535,831
10/01/2041- 03/01/2046	4.000%	34,097,427	37,571,216
11/01/2042- 02/01/2050	3.000%	85,759,913	90,887,759

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.618% Cap 10.967% 01/01/2037	2.937%	56,838	59,460
12-month USD LIBOR + 1.910% Cap 10.450% 09/01/2037	2.614%	61,205	64,766
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	5.791%	7,153,928	1,143,047
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	5.791%	12,839,287	2,411,828
CMO Series 4174 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/15/2039	6.041%	3,662,537	157,650
CMO Series 4183 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	5.991%	2,184,394	117,772
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	5.941%	764,359	20,309
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	5.741%	4,039,779	766,458
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	5.791%	9,765,832	1,953,299
CMO Series 4965 Class KS
1-month USD LIBOR + 5.850% Cap 5.850% 04/25/2050	5.702%	5,561,202	1,182,251
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.932%	9,098,613	1,975,389
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	5.902%	10,224,292	2,508,082
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.811%	3,815,522	750,759
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	5.841%	1,758,149	320,074
Federal Home Loan Mortgage Corp.(d)
CMO Series 266
07/15/2042	4.000%	4,293,163	556,948
CMO Series 267
08/15/2042	4.000%	3,393,657	468,073
CMO Series 4120 Class AI
11/15/2039	3.500%	1,540,045	51,912
CMO Series 4121 Class IA
01/15/2041	3.500%	1,962,107	89,191
CMO Series 4122 Class JI
12/15/2040	4.000%	2,470,113	164,510
CMO Series 4139 Class CI
05/15/2042	3.500%	1,853,384	208,406
CMO Series 4147 Class CI
01/15/2041	3.500%	5,244,269	303,111
CMO Series 4148 Class BI
02/15/2041	4.000%	1,256,485	66,247
CMO Series 4177 Class IY
03/15/2043	4.000%	7,246,370	1,153,360
CMO Series 4182 Class DI
05/15/2039	3.500%	3,070,083	76,331
CMO Series 4213 Class DI
06/15/2038	3.500%	2,356,731	46,942
Federal Home Loan Mortgage Corp.(c),(d)
CMO Series 4068 Class GI
09/15/2036	2.527%	3,370,772	249,007
Federal Home Loan Mortgage Corp. REMIC(b),(d)
CMO Series 4999 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 06/25/2050	6.002%	18,774,300	4,465,569

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
02/01/2022- 12/01/2037	5.000%	9,499,309	11,019,163
08/01/2022	6.000%	263	296
09/01/2023- 11/01/2023	5.500%	765,327	799,477
03/01/2027- 10/01/2050	2.500%	31,345,305	33,059,160
03/01/2027- 07/01/2048	3.500%	105,774,923	114,330,705
05/01/2027- 11/01/2050	3.000%	94,216,377	100,685,099
05/01/2039- 08/01/2047	4.500%	6,614,912	7,335,349
11/01/2043- 06/01/2048	4.000%	48,208,241	52,855,935
CMO Series 2017-72 Class B
09/25/2047	3.000%	4,775,475	5,119,584
Series 6008 Class GEO
07/01/2049	3.500%	10,607,855	11,196,008
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.383% Floor 1.383%, Cap 9.383% 02/01/2033	2.258%	14,878	15,057
6-month USD LIBOR + 1.413% Floor 1.413%, Cap 10.038% 07/01/2033	1.663%	2,860	2,875
12-month USD LIBOR + 1.715% Floor 1.715%, Cap 9.167% 12/01/2033	2.090%	2,574	2,678
12-month USD LIBOR + 1.589% Floor 1.589%, Cap 9.163% 06/01/2034	2.464%	17,903	17,948
Federal National Mortgage Association(c)
CMO Series 2003-W11 Class A1
06/25/2033	3.345%	684	695
Federal National Mortgage Association(c),(d)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	3,074,242	3
Federal National Mortgage Association(d)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	3,982,271	131,538
CMO Series 2012-121 Class GI
08/25/2039	3.500%	1,562,468	39,513
CMO Series 2012-129 Class IC
01/25/2041	3.500%	3,670,710	212,993
CMO Series 2012-133 Class EI
07/25/2031	3.500%	1,083,701	53,215
CMO Series 2012-134 Class AI
07/25/2040	3.500%	5,066,354	253,189
CMO Series 2012-144 Class HI
07/25/2042	3.500%	1,685,599	192,856
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-40 Class IP
09/25/2040	4.000%	6,254,370	452,956
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,824,631	240,766
CMO Series 2013-1 Class BI
02/25/2040	3.500%	3,264,636	177,212
CMO Series 2013-10 Class AI
11/25/2041	3.500%	6,774,523	534,852
CMO Series 2013-16
01/25/2040	3.500%	3,320,832	170,198
CMO Series 2013-41 Class IY
05/25/2040	3.500%	6,594,431	283,671
CMO Series 2013-6 Class MI
02/25/2040	3.500%	3,373,499	160,128
CMO Series 2020-55 Class MI
08/25/2050	2.500%	14,711,178	1,845,592
Federal National Mortgage Association(b),(d)
CMO Series 2012-80 Class DS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 06/25/2039	6.502%	759,849	34,021
CMO Series 2012-99 Class SL
-1.0 x 1-month USD LIBOR + 6.620% Cap 6.620% 09/25/2042	6.472%	7,398,602	2,011,708
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.002%	4,177,821	763,711
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	5.702%	5,481,673	1,189,635
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	5.852%	12,580,216	2,784,669
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	5.852%	10,008,967	2,090,878

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.002%	11,212,447	2,529,141
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.750%	30,426,391	3,294,484
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	6.002%	5,817,339	1,419,024
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.902%	19,017,562	4,063,648
CMO Series 2019-34 Class SM
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.902%	15,290,494	3,542,803
CMO Series 2020-40 Class LS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.932%	11,615,715	2,975,491
Government National Mortgage Association
08/20/2040	5.000%	3,031,349	3,466,442
07/20/2041	4.500%	4,151,900	4,625,576
Government National Mortgage Association(e)
04/20/2048	4.500%	13,046,719	14,118,306
Government National Mortgage Association(d)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	2,733,361	445,220
CMO Series 2012-129 Class AI
08/20/2037	3.000%	2,260,307	84,625
CMO Series 2014-131 Class EI
09/16/2039	4.000%	3,710,767	282,151
CMO Series 2019-129 Class AI
10/20/2049	3.500%	11,942,626	1,314,433
CMO Series 2019-158 Class PI
12/20/2049	3.500%	28,042,211	2,876,054
CMO Series 2020-138 Class JI
09/20/2050	2.500%	21,833,031	3,043,835
CMO Series 2020-144 Class KI
09/20/2050	2.500%	9,936,953	1,371,549
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-175 Class KI
11/20/2050	2.500%	14,969,839	2,014,741
Government National Mortgage Association(b),(d)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	6.047%	2,546,525	657,129
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.048%	6,244,053	1,519,453
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	6.048%	4,854,209	875,779
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.048%	6,529,838	984,664
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	5.998%	9,224,713	1,904,995
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	5.998%	8,233,132	1,557,480
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	6.048%	6,801,405	1,410,541
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	6.048%	3,977,101	828,984
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.048%	5,032,071	1,007,544

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.048%	7,225,302	1,446,026
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	6.048%	6,731,504	1,617,659
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.898%	6,487,197	1,329,759
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	5.948%	12,746,898	2,321,426
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	5.897%	10,521,891	2,818,275
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	5.948%	30,718,720	7,117,942
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	6.048%	13,648,212	2,972,523
Government National Mortgage Association TBA(f)
01/21/2051	2.000%	20,000,000	20,914,844
01/21/2051	3.000%	35,000,000	36,599,609
Uniform Mortgage-Backed Security TBA(f)
01/19/2036- 01/14/2051	2.500%	118,000,000	123,941,718
01/14/2049	4.000%	21,000,000	22,427,344
01/14/2051	2.000%	65,000,000	67,521,289
01/14/2051	4.500%	35,000,000	37,931,250
Total Residential Mortgage-Backed Securities - Agency (Cost $980,431,561)			995,869,700

Residential Mortgage-Backed Securities - Non-Agency 8.5%

American Mortgage Trust(c),(g),(h)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	50	31
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ASG Resecuritization Trust(a),(c)
CMO Series 2013-2 Class 2A70
11/28/2035	2.519%	18,224	18,176
BCAP LLC Trust(a),(c)
CMO Series 2013-RR5 Class 4A1
09/26/2036	3.000%	66,073	65,925
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.748%	2,608,589	2,587,926
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2028	1.998%	4,638,632	4,629,660
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.900%	4,000,000	3,940,845
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2014-A Class B2
01/25/2035	5.501%	1,633,648	1,729,148
CMO Series 2014-C Class A
02/25/2054	3.250%	162,156	162,274
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	3,030,983	3,204,219
Credit Suisse Mortgage Capital Certificates(a),(c)
CMO Series 2014-2R Class 17A2
04/27/2037	0.113%	744,343	737,144
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	1,200,000	1,212,309
CMO Series 2020-1 Class A2
06/25/2065	3.150%	1,000,000	1,030,446
GCAT Trust(a),(c)
CMO Series 2019-NQM2 Class A3
09/25/2059	3.162%	1,657,887	1,694,155
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class M1
11/25/2058	4.747%	3,875,000	4,023,564
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2019-3 Class M1
11/25/2059	3.518%	3,100,000	3,114,530
New Residential Mortgage Loan Trust(a),(c),(d)
CMO Series 2014-1A Class AIO
01/25/2054	2.297%	15,924,900	822,207

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.147%	3,785,564	3,607,819
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.998%	11,500,000	11,305,589
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.800%	10,500,000	10,137,746
PRPM LLC(a),(c)
CMO Series 2020-1A Class A1
02/25/2025	2.981%	11,499,106	11,519,912
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	1.898%	3,000,000	2,969,399
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 02/25/2030	1.598%	3,750,000	3,713,526
RBSSP Resecuritization Trust(a),(c)
CMO Series 2012-1 Class 5A2
12/27/2035	2.970%	988,475	983,377
RCO V Mortgage LLC(a),(c)
CMO Series 2019-2 Class A1
11/25/2024	3.475%	7,422,675	7,432,003
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	4,110,417	4,113,597
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(c)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	2,228,064	2,230,563
Verus Securitization Trust(a),(c)
CMO Series 2018-INV1 Class A2
03/25/2058	3.849%	517,317	519,373
CMO Series 2018-INV1 Class A3
03/25/2058	4.052%	676,492	681,571
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $86,362,671)			88,187,034

Options Purchased Puts 0.4%
Value ($)
(Cost $4,898,000)	4,570,029

Money Market Funds 6.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(i),(j)	67,714,988	67,708,216
Total Money Market Funds (Cost $67,708,216)		67,708,216
Total Investments in Securities (Cost: $1,316,217,629)		1,336,022,824
Other Assets & Liabilities, Net		(305,246,857)
Net Assets		1,030,775,967

At December 31, 2020, securities and/or cash totaling $4,239,700 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	275	03/2021	USD	37,971,484	197,202	—
U.S. Treasury 2-Year Note	14	03/2021	USD	3,093,672	2,818	—
U.S. Treasury 5-Year Note	41	03/2021	USD	5,172,727	9,852	—
Total					209,872	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(13)	03/2021	USD	(2,251,438)	28,817	—

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000,000	100,000,000	1.00	01/07/2021	700,000	53,640
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	60,000,000	60,000,000	1.00	09/30/2021	1,044,000	1,328,940
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	150,000,000	150,000,000	1.25	11/16/2021	2,100,000	2,156,385
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	68,000,000	68,000,000	1.25	12/03/2021	1,054,000	1,031,064
Total							4,898,000	4,570,029

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.517	USD	5,000,000	(619,530)	2,917	—	(967,323)	350,710	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.517	USD	5,000,000	(619,530)	2,917	—	(891,960)	275,347	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	4.368	USD	1,300,000	(102,708)	758	—	(201,245)	99,295	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.517	USD	3,000,000	(371,718)	1,750	—	(702,998)	333,030	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.517	USD	2,500,000	(309,764)	1,458	—	(424,729)	116,423	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	4.368	USD	10,000,000	(790,061)	5,834	—	(1,995,233)	1,211,006	—
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	11.405	USD	2,500,000	(498,435)	1,458	—	(144,732)	—	(352,245)
Total								(3,311,746)	17,092	—	(5,328,220)	2,385,811	(352,245)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $202,066,278, which represents 19.60% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(f)	Represents a security purchased on a when-issued basis.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2020, the total value of these securities amounted to $31, which represents less than 0.01% of total net assets.
(h)	Valuation based on significant unobservable inputs.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	42,303,654	382,371,919	(356,969,412)	2,055	67,708,216	(1,972)	230,223	67,714,988
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	1,225	—	1,225
Asset-Backed Securities — Non-Agency	—	55,226,114	—	55,226,114
Commercial Mortgage-Backed Securities - Agency	—	65,807,345	—	65,807,345
Commercial Mortgage-Backed Securities - Non-Agency	—	58,653,161	—	58,653,161
Residential Mortgage-Backed Securities - Agency	—	995,869,700	—	995,869,700
Residential Mortgage-Backed Securities - Non-Agency	—	88,187,003	31	88,187,034
Options Purchased Puts	—	4,570,029	—	4,570,029
Money Market Funds	67,708,216	—	—	67,708,216
Total Investments in Securities	67,708,216	1,268,314,577	31	1,336,022,824
Investments in Derivatives
Asset
Futures Contracts	238,689	—	—	238,689
Swap Contracts	—	2,385,811	—	2,385,811
Liability
Swap Contracts	—	(352,245)	—	(352,245)
Total	67,946,905	1,270,348,143	31	1,338,295,079
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	17

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,243,611,413)	$1,263,744,579
Affiliated issuers (cost $67,708,216)	67,708,216
Options purchased (cost $4,898,000)	4,570,029
Cash collateral held at broker for:
Swap contracts	3,682,000
Unrealized appreciation on swap contracts	2,385,811
Receivable for:
Investments sold	75,286
Capital shares sold	61,309
Dividends	4,282
Interest	3,762,252
Variation margin for futures contracts	32,328
Prepaid expenses	3,858
Total assets	1,346,029,950
Liabilities
Due to custodian	209,348
Unrealized depreciation on swap contracts	352,245
Upfront receipts on swap contracts	5,328,220
Payable for:
Investments purchased on a delayed delivery basis	308,461,609
Capital shares purchased	720,595
Variation margin for futures contracts	4,469
Management services fees	12,036
Distribution and/or service fees	523
Service fees	9,662
Compensation of board members	112,381
Compensation of chief compliance officer	222
Other expenses	42,673
Total liabilities	315,253,983
Net assets applicable to outstanding capital stock	$1,030,775,967
Represented by
Paid in capital	975,173,173
Total distributable earnings (loss)	55,602,794
Total - representing net assets applicable to outstanding capital stock	$1,030,775,967
Class 1
Net assets	$905,530,612
Shares outstanding	83,602,961
Net asset value per share	$10.83
Class 2
Net assets	$28,163,204
Shares outstanding	2,607,874
Net asset value per share	$10.80
Class 3
Net assets	$97,082,151
Shares outstanding	8,963,917
Net asset value per share	$10.83
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$722,252
Dividends — affiliated issuers	230,223
Interest	27,386,975
Total income	28,339,450
Expenses:
Management services fees	4,355,917
Distribution and/or service fees
Class 2	66,187
Class 3	120,121
Service fees	104,266
Compensation of board members	36,953
Custodian fees	29,621
Printing and postage fees	22,620
Audit fees	39,500
Legal fees	18,561
Interest on collateral	16,020
Compensation of chief compliance officer	214
Other	33,764
Total expenses	4,843,744
Net investment income	23,495,706
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,200,184
Investments — affiliated issuers	(1,972)
Futures contracts	(8,290,565)
Options purchased	13,840,500
Options contracts written	(9,963,835)
Swap contracts	5,974,978
Net realized gain	8,759,290
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	13,716,392
Investments — affiliated issuers	2,055
Futures contracts	179,972
Options purchased	492,749
Swap contracts	4,150,682
Net change in unrealized appreciation (depreciation)	18,541,850
Net realized and unrealized gain	27,301,140
Net increase in net assets resulting from operations	$50,796,846
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	19

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$23,495,706	$27,774,795
Net realized gain	8,759,290	9,453,755
Net change in unrealized appreciation (depreciation)	18,541,850	26,653,137
Net increase in net assets resulting from operations	50,796,846	63,881,687
Distributions to shareholders
Net investment income and net realized gains
Class 1	(26,573,424)	(23,636,118)
Class 2	(732,421)	(604,874)
Class 3	(2,745,187)	(2,620,808)
Total distributions to shareholders	(30,051,032)	(26,861,800)
Increase in net assets from capital stock activity	1,490,849	1,631,490
Total increase in net assets	22,236,663	38,651,377
Net assets at beginning of year	1,008,539,304	969,887,927
Net assets at end of year	$1,030,775,967	$1,008,539,304

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	4,808,744	51,824,479	4,878,952	51,162,168
Distributions reinvested	2,492,816	26,573,424	2,270,520	23,636,118
Redemptions	(7,345,291)	(79,205,170)	(6,388,213)	(66,958,432)
Net increase (decrease)	(43,731)	(807,267)	761,259	7,839,854
Class 2
Subscriptions	834,331	8,974,325	490,076	5,121,551
Distributions reinvested	68,837	732,421	58,217	604,874
Redemptions	(714,926)	(7,671,895)	(376,669)	(3,939,660)
Net increase	188,242	2,034,851	171,624	1,786,765
Class 3
Subscriptions	698,721	7,530,480	435,002	4,560,324
Distributions reinvested	257,281	2,745,187	251,759	2,620,808
Redemptions	(929,572)	(10,012,402)	(1,448,402)	(15,176,261)
Net increase (decrease)	26,430	263,265	(761,641)	(7,995,129)
Total net increase	170,941	1,490,849	171,242	1,631,490
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

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Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$10.62	0.25	0.29	0.54	(0.29)	(0.04)	(0.33)
Year Ended 12/31/2019	$10.23	0.30	0.38	0.68	(0.29)	—	(0.29)
Year Ended 12/31/2018	$10.35	0.30	(0.11)	0.19	(0.30)	(0.01)	(0.31)
Year Ended 12/31/2017	$10.32	0.29	0.05	0.34	(0.30)	(0.01)	(0.31)
Year Ended 12/31/2016	$10.42	0.25	0.03	0.28	(0.30)	(0.08)	(0.38)
Class 2
Year Ended 12/31/2020	$10.59	0.22	0.29	0.51	(0.26)	(0.04)	(0.30)
Year Ended 12/31/2019	$10.20	0.27	0.39	0.66	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.32	0.27	(0.11)	0.16	(0.27)	(0.01)	(0.28)
Year Ended 12/31/2017	$10.30	0.26	0.05	0.31	(0.28)	(0.01)	(0.29)
Year Ended 12/31/2016	$10.40	0.22	0.04	0.26	(0.28)	(0.08)	(0.36)
Class 3
Year Ended 12/31/2020	$10.62	0.24	0.28	0.52	(0.27)	(0.04)	(0.31)
Year Ended 12/31/2019	$10.23	0.28	0.39	0.67	(0.28)	—	(0.28)
Year Ended 12/31/2018	$10.35	0.28	(0.11)	0.17	(0.28)	(0.01)	(0.29)
Year Ended 12/31/2017	$10.32	0.27	0.06	0.33	(0.29)	(0.01)	(0.30)
Year Ended 12/31/2016	$10.42	0.24	0.03	0.27	(0.29)	(0.08)	(0.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2020	12/31/2019	12/31/2018
Class 1	less than 0.01%	0.01%	less than 0.01%
Class 2	less than 0.01%	0.01%	less than 0.01%
Class 3	less than 0.01%	0.01%	less than 0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$10.83	5.09%	0.46%(c)	0.46%(c)	2.32%	332%	$905,531
Year Ended 12/31/2019	$10.62	6.73%	0.46%(c)	0.46%(c)	2.83%	335%	$888,047
Year Ended 12/31/2018	$10.23	1.85%	0.46%(c)	0.46%(c)	2.91%	286%	$847,752
Year Ended 12/31/2017	$10.35	3.34%	0.48%	0.48%	2.77%	320%	$898,922
Year Ended 12/31/2016	$10.32	2.71%	0.50%	0.50%	2.38%	333%	$1,031,382
Class 2
Year Ended 12/31/2020	$10.80	4.85%	0.71%(c)	0.71%(c)	2.07%	332%	$28,163
Year Ended 12/31/2019	$10.59	6.50%	0.71%(c)	0.71%(c)	2.57%	335%	$25,616
Year Ended 12/31/2018	$10.20	1.60%	0.71%(c)	0.71%(c)	2.66%	286%	$22,932
Year Ended 12/31/2017	$10.32	2.99%	0.73%	0.73%	2.52%	320%	$24,782
Year Ended 12/31/2016	$10.30	2.45%	0.75%	0.75%	2.13%	333%	$25,112
Class 3
Year Ended 12/31/2020	$10.83	4.96%	0.58%(c)	0.58%(c)	2.20%	332%	$97,082
Year Ended 12/31/2019	$10.62	6.61%	0.59%(c)	0.59%(c)	2.71%	335%	$94,876
Year Ended 12/31/2018	$10.23	1.72%	0.58%(c)	0.58%(c)	2.78%	286%	$99,204
Year Ended 12/31/2017	$10.35	3.22%	0.61%	0.61%	2.65%	320%	$120,079
Year Ended 12/31/2016	$10.32	2.58%	0.62%	0.62%	2.25%	333%	$139,813
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	23

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
24	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates, to hedge the fair value of the Fund’s investments and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
26	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
28	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	2,385,811*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	238,689*
Interest rate risk	Investments, at value — Options purchased	4,570,029
Total		7,194,529

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	352,245*
Credit risk	Upfront receipts on swap contracts	5,328,220
Total		5,680,465

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	5,974,978	5,974,978
Interest rate risk	(8,290,565)	(9,963,835)	13,840,500	—	(4,413,900)
Total	(8,290,565)	(9,963,835)	13,840,500	5,974,978	1,561,078

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	4,150,682	4,150,682
Interest rate risk	179,972	492,749	—	672,721
Total	179,972	492,749	4,150,682	4,823,403
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	19,103,820*
Futures contracts — short	66,341,106*
Credit default swap contracts — buy protection	11,765,029**
Credit default swap contracts — sell protection	32,165,625*

Derivative instrument	Average value ($)
Options contracts — purchased	7,123,530*
Options contracts — written	(2,361,905)**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
30	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
	Citi ($)(a)	Citi ($)(a)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Options purchased puts	4,570,029	-	-	-	4,570,029
OTC credit default swap contracts (b)	-	350,710	374,642	1,660,459	2,385,811
Total assets	4,570,029	350,710	374,642	1,660,459	6,955,840
Liabilities
OTC credit default swap contracts (b)	-	967,323	1,093,205	3,619,937	5,680,465
Total liabilities	-	967,323	1,093,205	3,619,937	5,680,465
Total financial and derivative net assets	4,570,029	(616,613)	(718,563)	(1,959,478)	1,275,375
Total collateral received (pledged) (c)	4,570,029	(616,613)	(718,563)	(1,842,000)	1,392,853
Net amount (d)	-	-	-	(117,478)	(117,478)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
December 31, 2020
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
32	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
December 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual July 1, 2020 through April 30, 2021
Class 1	0.58%
Class 2	0.83
Class 3	0.705
The Fund had a voluntary expense reimbursement arrangement from May 1, 2020 to June 30, 2020. Prior to May 1, 2020, the Fund had a contractual expense reimbursement arrangement. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation, derivative investments, tax straddles, re-characterization of distributions for investments, principal and/or interest of fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(1,145,307)	1,145,307	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
30,051,032	—	30,051,032	26,861,800	—	26,861,800
34	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
38,517,675	1,697,364	—	15,499,235
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,322,795,844	38,590,568	(23,091,333)	15,499,235
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,167,253,974 and $4,176,298,995, respectively, for the year ended December 31, 2020, of which $4,068,779,439 and $4,076,442,240, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates.
36	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
December 31, 2020
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 98.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
38	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – U.S. Government Mortgage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – U.S. Government Mortgage Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	39

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$1,782,232
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
40	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
42	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	43

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
44	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020	45

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
46	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2020

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Columbia Variable Portfolio – U.S. Government Mortgage Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6489 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Large Cap Index Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Large Cap Index Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Large Cap Index Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since November 2020
Christopher Rowe
Portfolio Manager
Managed Fund since November 2020
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1*	04/25/11	18.03	14.86	13.51
Class 2*	04/25/11	17.74	14.58	13.24
Class 3	05/01/00	17.85	14.73	13.38
S&P 500 Index		18.40	15.22	13.88
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	10.8
Consumer Discretionary	12.7
Consumer Staples	6.5
Energy	2.3
Financials	10.4
Health Care	13.5
Industrials	8.4
Information Technology	27.6
Materials	2.6
Real Estate	2.4
Utilities	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 50.67% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 3 shares returned 17.85%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which returned 18.40% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
In the first months of 2020, global financial markets were battered by news concerning the spread of COVID-19. Before the last full week of March, the S&P 500 Index had declined by approximately 30% since hitting its peak on February 19. For the first quarter overall, the S&P 500 Index fell 19.60%, even after moving sharply higher during a three-day rally in late March on news the U.S. federal government had passed a massive $2.2 trillion stimulus bill. Additionally, the U.S. Federal Reserve (the Fed) took swift and substantial action as did other central banks around the world. The Fed announced “unlimited” quantitative easing and enormous support for credit markets and reduced its targeted federal funds rate to zero. As expected, the impact of the pandemic included a significant rise in U.S. unemployment.
U.S. equities then rose in the subsequent three quarters of the annual period, reflecting the strong rebound in investor sentiment from the fear-driven market of the first quarter. The majority of the rally occurred in April and May, as renewed concerns about COVID-19 led to a relatively narrow gain in June. For much of the third quarter, risk appetite continued to be supported by accommodative monetary policy and a gradual reopening of the economy. An additional boost was provided by a stronger than expected corporate earnings season, some positive economic data and encouraging COVID-19 vaccine developments. However, in September 2020, the U.S. equity markets declined. Headwinds included an unwinding of extended valuations, delays to additional fiscal stimulus, uncertainty around the then-upcoming U.S. presidential elections, and the threat of a second wave of COVID-19 and its accompanying lockdowns. The sell-off, which continued in October, was marked by increased volatility. November and December 2020 saw a robust rally in U.S. equity markets on positive COVID-19 vaccine news. Also, a contested U.S. presidential election was officially resolved in mid-December when the electoral college confirmed Joe Biden’s victory, removing a source of uncertainty that had weighed on the markets. Equity markets also floated higher in the last few days of the fourth quarter on the hopes and then delivery of a fifth round of fiscal stimulus from Washington D.C. Investors were further cheered by indications that the Fed would keep interest rates near zero indefinitely. Even adverse headlines, including another round of lockdowns and the emergence of a new COVID-19 strain, did little to diminish investors’ enthusiasm.
For the annual period overall, all capitalization segments within the U.S. equity market, posted double-digit positive returns, led by large-cap stocks, followed closely by small-cap stocks and then by mid-cap stocks. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum, although the value style outperformed growth in the fourth quarter of 2020 in a reversal of a trend that had lasted for 13 of the last 14 quarters, with the exception being the fourth quarter of 2018.
The Fund’s notable contributors during the period
•	Eight of the 11 sectors of the S&P 500 Index posted positive returns during the 12 months ended December 31, 2020, with seven of those eight generating double-digit gains.
•	In terms of total return and on the basis of impact, which takes weightings and total returns into account, information technology, consumer discretionary and communication services were the best relative performers.
•	The top performing industries for the annual period were technology hardware & equipment; retailing; semiconductors & semiconductor equipment; software & services; and media & entertainment.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	The top individual contributors within the S&P 500 Index were information technology hardware giant Apple, e-commerce titan Amazon.com, software behemoth Microsoft, three-dimensional graphics processors and related software developer NVIDIA and social media leader Facebook.
The Fund’s notable detractors during the period
•	Energy, financials and real estate were the weakest sectors from a total return perspective and on the basis of impact.
•	The worst performing industries for the annual period were energy; banks; telecommunication services; real estate; and insurance.
•	Top detractors were integrated energy company Exxon Mobil, diversified financial services company Wells Fargo & Co., telecommunications company AT&T, aerospace and defense company Boeing, and integrated energy company Chevron.
Fund positioning
Information technology remained the largest sector by weighting in the S&P 500 Index as of December 31, 2020, with a weighting of 27.61%. As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect. During the annual period, there were 26 additions to and 26 deletions from the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were Ingersoll Rand, Otis Worldwide, Domino’s Pizza, DexCom, West Pharmaceutical Services, Teledyne Technologies, Etsy, Teradyne, Pool and Tesla. Deletions included Cimarex Energy, Macy’s, Raytheon, Allergan, Helmerich & Payne, Harley-Davidson, Nordstrom, H&R Block, Kohl’s and Mylan. We do not anticipate any further changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.
The Fund experienced more portfolio turnover during the period (9% in 2020 versus 2% in 2019) as a result of higher turnover in the benchmark and increased flows in and out of the Fund.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,219.90	1,023.83	1.45	1.32	0.26
Class 2	1,000.00	1,000.00	1,218.80	1,022.57	2.84	2.59	0.51
Class 3	1,000.00	1,000.00	1,219.40	1,023.23	2.12	1.93	0.38
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 10.6%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	320,921	9,229,688
CenturyLink, Inc.	44,469	433,573
Verizon Communications, Inc.	186,360	10,948,650
Total		20,611,911
Entertainment 2.2%
Activision Blizzard, Inc.	34,806	3,231,737
Electronic Arts, Inc.	13,064	1,875,990
Live Nation Entertainment, Inc.(a)	6,440	473,211
Netflix, Inc.(a)	19,896	10,758,364
Take-Two Interactive Software, Inc.(a)	5,180	1,076,352
Walt Disney Co. (The)(a)	81,536	14,772,693
Total		32,188,347
Interactive Media & Services 5.4%
Alphabet, Inc., Class A(a)	13,540	23,730,746
Alphabet, Inc., Class C(a)	13,073	22,902,327
Facebook, Inc., Class A(a)	108,263	29,573,121
Twitter, Inc.(a)	35,819	1,939,599
Total		78,145,793
Media 1.3%
Charter Communications, Inc., Class A(a)	6,571	4,347,045
Comcast Corp., Class A	205,625	10,774,750
Discovery, Inc., Class A(a)	7,220	217,250
Discovery, Inc., Class C(a)	13,285	347,934
DISH Network Corp., Class A(a)	11,136	360,138
Fox Corp., Class A	15,201	442,653
Fox Corp., Class B	6,967	201,207
Interpublic Group of Companies, Inc. (The)	17,565	413,129
News Corp., Class A	17,607	316,398
News Corp., Class B	5,484	97,451
Omnicom Group, Inc.	9,681	603,804
ViacomCBS, Inc., Class B	25,444	948,043
Total		19,069,802
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.3%
T-Mobile USA, Inc.(a)	26,272	3,542,779
Total Communication Services		153,558,632
Consumer Discretionary 12.6%
Auto Components 0.1%
Aptiv PLC	12,161	1,584,457
BorgWarner, Inc.	11,012	425,503
Total		2,009,960
Automobiles 2.0%
Ford Motor Co.	175,979	1,546,856
General Motors Co.	56,724	2,361,987
Tesla Motors, Inc.(a)	34,151	24,099,336
Total		28,008,179
Distributors 0.1%
Genuine Parts Co.	6,497	652,494
LKQ Corp.(a)	12,610	444,376
Pool Corp.	1,809	673,853
Total		1,770,723
Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	33,493	725,458
Chipotle Mexican Grill, Inc.(a)	1,260	1,747,255
Darden Restaurants, Inc.	5,864	698,520
Domino’s Pizza, Inc.	1,774	680,258
Hilton Worldwide Holdings, Inc.	12,495	1,390,194
Las Vegas Sands Corp.	14,792	881,603
Marriott International, Inc., Class A	11,977	1,580,006
McDonald’s Corp.	33,556	7,200,447
MGM Resorts International	18,463	581,769
Norwegian Cruise Line Holdings Ltd.(a)	14,215	361,487
Royal Caribbean Cruises Ltd.	8,386	626,350
Starbucks Corp.	52,858	5,654,749
Wynn Resorts Ltd.	4,372	493,293
Yum! Brands, Inc.	13,586	1,474,896
Total		24,096,285
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.4%
D.R. Horton, Inc.	14,933	1,029,182
Garmin Ltd.	6,718	803,876
Leggett & Platt, Inc.	5,967	264,338
Lennar Corp., Class A	12,390	944,490
Mohawk Industries, Inc.(a)	2,693	379,578
Newell Brands, Inc.	17,007	361,059
NVR, Inc.(a)	157	640,538
PulteGroup, Inc.	12,074	520,631
Whirlpool Corp.	2,817	508,440
Total		5,452,132
Internet & Direct Marketing Retail 4.9%
Amazon.com, Inc.(a)	19,207	62,555,854
Booking Holdings, Inc.(a)	1,844	4,107,086
eBay, Inc.	29,492	1,481,973
Etsy, Inc.(a)	5,679	1,010,351
Expedia Group, Inc.	6,122	810,553
Total		69,965,817
Leisure Products 0.0%
Hasbro, Inc.	5,739	536,826
Multiline Retail 0.5%
Dollar General Corp.	11,034	2,320,450
Dollar Tree, Inc.(a)	10,592	1,144,360
Target Corp.	22,552	3,981,104
Total		7,445,914
Specialty Retail 2.2%
Advance Auto Parts, Inc.	3,056	481,350
AutoZone, Inc.(a)	1,044	1,237,599
Best Buy Co., Inc.	10,379	1,035,720
CarMax, Inc.(a)	7,390	698,059
Gap, Inc. (The)	9,264	187,040
Home Depot, Inc. (The)	48,485	12,878,586
L Brands, Inc.	10,521	391,276
Lowe’s Companies, Inc.	32,998	5,296,509
O’Reilly Automotive, Inc.(a)	3,263	1,476,736
Ross Stores, Inc.	16,033	1,969,013
Tiffany & Co.	4,866	639,636
TJX Companies, Inc. (The)	54,071	3,692,509
Common Stocks (continued)
Issuer	Shares	Value ($)
Tractor Supply Co.	5,246	737,483
Ulta Beauty, Inc.(a)	2,537	728,525
Total		31,450,041
Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	15,687	228,717
NIKE, Inc., Class B	56,511	7,994,611
PVH Corp.	3,202	300,636
Ralph Lauren Corp.	2,172	225,323
Tapestry, Inc.	12,493	388,282
Under Armour, Inc., Class A(a)	8,491	145,791
Under Armour, Inc., Class C(a)	8,765	130,423
VF Corp.	14,402	1,230,075
Total		10,643,858
Total Consumer Discretionary		181,379,735
Consumer Staples 6.4%
Beverages 1.6%
Brown-Forman Corp., Class B	8,220	652,914
Coca-Cola Co. (The)	174,182	9,552,141
Constellation Brands, Inc., Class A	7,634	1,672,228
Molson Coors Beverage Co., Class B	8,473	382,895
Monster Beverage Corp.(a)	16,642	1,539,052
PepsiCo, Inc.	62,237	9,229,747
Total		23,028,977
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	19,871	7,486,995
Kroger Co. (The)	34,872	1,107,535
Sysco Corp.	22,939	1,703,450
Walgreens Boots Alliance, Inc.	32,367	1,290,796
Walmart, Inc.	62,435	9,000,005
Total		20,588,781
Food Products 1.0%
Archer-Daniels-Midland Co.	25,057	1,263,123
Campbell Soup Co.	9,121	441,000
ConAgra Foods, Inc.	22,001	797,756
General Mills, Inc.	27,530	1,618,764
Hershey Co. (The)	6,644	1,012,081
Hormel Foods Corp.	12,644	589,337
JM Smucker Co. (The)	5,138	593,953

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Kellogg Co.	11,455	712,845
Kraft Heinz Co. (The)	29,182	1,011,448
Lamb Weston Holdings, Inc.	6,590	518,897
McCormick & Co., Inc.	11,200	1,070,720
Mondelez International, Inc., Class A	64,408	3,765,936
Tyson Foods, Inc., Class A	13,246	853,572
Total		14,249,432
Household Products 1.6%
Church & Dwight Co., Inc.	11,189	976,016
Clorox Co. (The)	5,677	1,146,300
Colgate-Palmolive Co.	38,603	3,300,943
Kimberly-Clark Corp.	15,318	2,065,326
Procter & Gamble Co. (The)	111,670	15,537,764
Total		23,026,349
Personal Products 0.2%
Estee Lauder Companies, Inc. (The), Class A	10,202	2,715,670
Tobacco 0.6%
Altria Group, Inc.	83,694	3,431,454
Philip Morris International, Inc.	70,134	5,806,394
Total		9,237,848
Total Consumer Staples		92,847,057
Energy 2.2%
Energy Equipment & Services 0.2%
Baker Hughes Co.	30,886	643,973
Halliburton Co.	39,811	752,428
NOV, Inc.	17,486	240,083
Schlumberger NV	62,690	1,368,523
TechnipFMC PLC	19,025	178,835
Total		3,183,842
Oil, Gas & Consumable Fuels 2.0%
Apache Corp.	17,000	241,230
Cabot Oil & Gas Corp.	17,950	292,226
Chevron Corp.	86,695	7,321,393
Concho Resources, Inc.	8,841	515,872
ConocoPhillips Co.	48,096	1,923,359
Devon Energy Corp.	17,227	272,359
Diamondback Energy, Inc.	7,114	344,318
EOG Resources, Inc.	26,273	1,310,234
Common Stocks (continued)
Issuer	Shares	Value ($)
Exxon Mobil Corp.	190,419	7,849,071
Hess Corp.	12,308	649,739
HollyFrontier Corp.	6,713	173,531
Kinder Morgan, Inc.	87,677	1,198,545
Marathon Oil Corp.	35,550	237,118
Marathon Petroleum Corp.	29,302	1,211,931
Occidental Petroleum Corp.	37,744	653,349
ONEOK, Inc.	20,014	768,137
Phillips 66	19,671	1,375,790
Pioneer Natural Resources Co.	7,405	843,355
Valero Energy Corp.	18,365	1,038,908
Williams Companies, Inc. (The)	54,654	1,095,813
Total		29,316,278
Total Energy		32,500,120
Financials 10.3%
Banks 3.8%
Bank of America Corp.	342,840	10,391,480
Citigroup, Inc.	93,762	5,781,365
Citizens Financial Group, Inc.	19,233	687,772
Comerica, Inc.	6,264	349,907
Fifth Third Bancorp	32,084	884,556
First Republic Bank	7,834	1,151,050
Huntington Bancshares, Inc.	45,815	578,643
JPMorgan Chase & Co.	137,277	17,443,788
KeyCorp	43,976	721,646
M&T Bank Corp.	5,778	735,539
People’s United Financial, Inc.	19,134	247,403
PNC Financial Services Group, Inc. (The)	19,081	2,843,069
Regions Financial Corp.	43,254	697,255
SVB Financial Group(a)	2,333	904,807
Truist Financial Corp.	60,713	2,909,974
U.S. Bancorp	61,737	2,876,327
Wells Fargo & Co.	186,198	5,619,456
Zions Bancorp	7,386	320,848
Total		55,144,885

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.7%
Ameriprise Financial, Inc.(b)	5,313	1,032,476
Bank of New York Mellon Corp. (The)	36,715	1,558,185
BlackRock, Inc.	6,388	4,609,197
Cboe Global Markets, Inc.	4,866	453,122
Charles Schwab Corp. (The)	67,178	3,563,121
CME Group, Inc.	16,167	2,943,202
Franklin Resources, Inc.	12,271	306,652
Goldman Sachs Group, Inc. (The)	15,495	4,086,186
Intercontinental Exchange, Inc.	25,278	2,914,301
Invesco Ltd.	16,963	295,665
MarketAxess Holdings, Inc.	1,710	975,658
Moody’s Corp.	7,274	2,111,206
Morgan Stanley	64,367	4,411,070
MSCI, Inc.	3,733	1,666,896
Nasdaq, Inc.	5,171	686,399
Northern Trust Corp.	9,373	873,001
Raymond James Financial, Inc.	5,488	525,037
S&P Global, Inc.	10,835	3,561,790
State Street Corp.	15,888	1,156,329
T. Rowe Price Group, Inc.	10,197	1,543,724
Total		39,273,217
Consumer Finance 0.6%
American Express Co.	29,373	3,551,490
Capital One Financial Corp.	20,599	2,036,211
Discover Financial Services	13,803	1,249,586
Synchrony Financial	24,451	848,694
Total		7,685,981
Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B(a)	87,644	20,322,014
Insurance 1.8%
Aflac, Inc.	29,420	1,308,307
Allstate Corp. (The)	13,694	1,505,381
American International Group, Inc.	38,799	1,468,930
Aon PLC, Class A	10,296	2,175,236
Arthur J Gallagher & Co.	8,661	1,071,452
Assurant, Inc.	2,671	363,844
Chubb Ltd.	20,328	3,128,886
Common Stocks (continued)
Issuer	Shares	Value ($)
Cincinnati Financial Corp.	6,739	588,787
Everest Re Group Ltd.	1,800	421,362
Globe Life, Inc.	4,336	411,747
Hartford Financial Services Group, Inc. (The)	16,137	790,390
Lincoln National Corp.	8,182	411,636
Loews Corp.	10,522	473,701
Marsh & McLennan Companies, Inc.	22,841	2,672,397
MetLife, Inc.	34,450	1,617,428
Principal Financial Group, Inc.	11,506	570,813
Progressive Corp. (The)	26,373	2,607,762
Prudential Financial, Inc.	17,834	1,392,300
Travelers Companies, Inc. (The)	11,408	1,601,341
Unum Group	9,172	210,406
Willis Towers Watson PLC	5,805	1,222,997
WR Berkley Corp.	6,341	421,169
Total		26,436,272
Total Financials		148,862,369
Health Care 13.3%
Biotechnology 1.9%
AbbVie, Inc.	79,509	8,519,389
Alexion Pharmaceuticals, Inc.(a)	9,856	1,539,901
Amgen, Inc.	26,218	6,028,043
Biogen, Inc.(a)	6,930	1,696,880
Gilead Sciences, Inc.	56,453	3,288,952
Incyte Corp.(a)	8,383	729,153
Regeneron Pharmaceuticals, Inc.(a)	4,722	2,281,245
Vertex Pharmaceuticals, Inc.(a)	11,711	2,767,778
Total		26,851,341
Health Care Equipment & Supplies 3.7%
Abbott Laboratories	79,819	8,739,382
ABIOMED, Inc.(a)	2,035	659,747
Align Technology, Inc.(a)	3,231	1,726,582
Baxter International, Inc.	23,005	1,845,921
Becton Dickinson and Co.	13,062	3,268,374
Boston Scientific Corp.(a)	64,487	2,318,308
Cooper Companies, Inc. (The)	2,209	802,574
Danaher Corp.	28,473	6,324,992
Dentsply Sirona, Inc.	9,843	515,379
DexCom, Inc.(a)	4,325	1,599,039

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Edwards Lifesciences Corp.(a)	28,068	2,560,644
Hologic, Inc.(a)	11,575	843,007
IDEXX Laboratories, Inc.(a)	3,842	1,920,501
Intuitive Surgical, Inc.(a)	5,294	4,331,021
Medtronic PLC	60,618	7,100,793
ResMed, Inc.	6,526	1,387,167
STERIS PLC	3,843	728,402
Stryker Corp.	14,724	3,607,969
Teleflex, Inc.	2,097	863,062
Varian Medical Systems, Inc.(a)	4,114	719,991
West Pharmaceutical Services, Inc.	3,329	943,139
Zimmer Biomet Holdings, Inc.	9,335	1,438,430
Total		54,244,424
Health Care Providers & Services 2.6%
AmerisourceBergen Corp.	6,623	647,464
Anthem, Inc.	11,200	3,596,208
Cardinal Health, Inc.	13,214	707,742
Centene Corp.(a)	26,111	1,567,443
Cigna Corp.	16,270	3,387,089
CVS Health Corp.	58,947	4,026,080
DaVita, Inc.(a)	3,329	390,825
HCA Healthcare, Inc.	11,886	1,954,772
Henry Schein, Inc.(a)	6,430	429,910
Humana, Inc.	5,960	2,445,209
Laboratory Corp. of America Holdings(a)	4,386	892,770
McKesson Corp.	7,231	1,257,615
Quest Diagnostics, Inc.	6,069	723,243
UnitedHealth Group, Inc.	42,730	14,984,556
Universal Health Services, Inc., Class B	3,500	481,250
Total		37,492,176
Health Care Technology 0.1%
Cerner Corp.	13,807	1,083,573
Life Sciences Tools & Services 1.2%
Agilent Technologies, Inc.	13,781	1,632,911
Bio-Rad Laboratories, Inc., Class A(a)	969	564,869
Illumina, Inc.(a)	6,575	2,432,750
IQVIA Holdings, Inc.(a)	8,634	1,546,954
Mettler-Toledo International, Inc.(a)	1,072	1,221,737
Common Stocks (continued)
Issuer	Shares	Value ($)
PerkinElmer, Inc.	5,043	723,671
Thermo Fisher Scientific, Inc.	17,849	8,313,707
Waters Corp.(a)	2,794	691,291
Total		17,127,890
Pharmaceuticals 3.8%
Bristol-Myers Squibb Co.	101,768	6,312,669
Catalent, Inc.(a)	7,417	771,887
Eli Lilly and Co.	35,756	6,037,043
Johnson & Johnson	118,557	18,658,501
Merck & Co., Inc.	113,941	9,320,374
Perrigo Co. PLC	6,147	274,894
Pfizer, Inc.	250,324	9,214,426
Viatris, Inc.(a)	54,332	1,018,182
Zoetis, Inc.	21,404	3,542,362
Total		55,150,338
Total Health Care		191,949,742
Industrials 8.3%
Aerospace & Defense 1.6%
Boeing Co. (The)	23,898	5,115,606
General Dynamics Corp.	10,468	1,557,848
Howmet Aerospace, Inc.	17,575	501,590
Huntington Ingalls Industries, Inc.	1,824	310,956
L3Harris Technologies, Inc.	9,462	1,788,507
Lockheed Martin Corp.	11,088	3,936,018
Northrop Grumman Corp.	6,983	2,127,860
Raytheon Technologies Corp.	68,396	4,890,998
Teledyne Technologies, Inc.(a)	1,661	651,079
Textron, Inc.	10,307	498,137
TransDigm Group, Inc.(a)	2,452	1,517,420
Total		22,896,019
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	6,122	574,672
Expeditors International of Washington, Inc.	7,623	725,023
FedEx Corp.	10,880	2,824,666
United Parcel Service, Inc., Class B	32,210	5,424,164
Total		9,548,525

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.3%
Alaska Air Group, Inc.	5,569	289,588
American Airlines Group, Inc.	27,506	433,770
Delta Air Lines, Inc.	28,721	1,154,871
Southwest Airlines Co.	26,583	1,239,034
United Airlines Holdings, Inc.(a)	13,180	570,035
Total		3,687,298
Building Products 0.4%
Allegion PLC	4,145	482,395
AO Smith Corp.	6,099	334,347
Carrier Global Corp.	36,690	1,383,947
Fortune Brands Home & Security, Inc.	6,257	536,350
Johnson Controls International PLC	32,601	1,518,881
Masco Corp.	11,785	647,350
Trane Technologies PLC	10,814	1,569,760
Total		6,473,030
Commercial Services & Supplies 0.4%
Cintas Corp.	3,958	1,398,995
Copart, Inc.(a)	9,358	1,190,806
Republic Services, Inc.	9,474	912,346
Rollins, Inc.	9,963	389,254
Waste Management, Inc.	17,510	2,064,954
Total		5,956,355
Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	5,838	636,109
Quanta Services, Inc.	6,254	450,413
Total		1,086,522
Electrical Equipment 0.5%
AMETEK, Inc.	10,361	1,253,060
Eaton Corp. PLC	17,951	2,156,633
Emerson Electric Co.	26,933	2,164,605
Rockwell Automation, Inc.	5,232	1,312,238
Total		6,886,536
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 1.2%
3M Co.	25,977	4,540,520
General Electric Co.	394,503	4,260,632
Honeywell International, Inc.	31,601	6,721,533
Roper Technologies, Inc.	4,723	2,036,038
Total		17,558,723
Machinery 1.6%
Caterpillar, Inc.	24,466	4,453,301
Cummins, Inc.	6,666	1,513,849
Deere & Co.	14,113	3,797,103
Dover Corp.	6,490	819,363
Flowserve Corp.	5,866	216,162
Fortive Corp.	15,186	1,075,473
IDEX Corp.	3,409	679,073
Illinois Tool Works, Inc.	12,972	2,644,731
Ingersoll Rand, Inc.(a)	16,740	762,674
Otis Worldwide Corp.	18,338	1,238,732
PACCAR, Inc.	15,602	1,346,141
Parker-Hannifin Corp.	5,801	1,580,250
Pentair PLC	7,491	397,697
Snap-On, Inc.	2,442	417,924
Stanley Black & Decker, Inc.	7,216	1,288,489
Westinghouse Air Brake Technologies Corp.	8,057	589,772
Xylem, Inc.	8,117	826,229
Total		23,646,963
Professional Services 0.3%
Equifax, Inc.	5,478	1,056,377
IHS Markit Ltd.	16,784	1,507,707
Nielsen Holdings PLC	16,078	335,548
Robert Half International, Inc.	5,133	320,710
Verisk Analytics, Inc.	7,322	1,519,974
Total		4,740,316
Road & Rail 1.0%
CSX Corp.	34,442	3,125,611
JB Hunt Transport Services, Inc.	3,760	513,804
Kansas City Southern	4,215	860,408
Norfolk Southern Corp.	11,438	2,717,783

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Old Dominion Freight Line, Inc.	4,333	845,715
Union Pacific Corp.	30,348	6,319,061
Total		14,382,382
Trading Companies & Distributors 0.2%
Fastenal Co.	25,855	1,262,500
United Rentals, Inc.(a)	3,249	753,475
W.W. Grainger, Inc.	2,030	828,930
Total		2,844,905
Total Industrials		119,707,574
Information Technology 27.3%
Communications Equipment 0.8%
Arista Networks, Inc.(a)	2,453	712,768
Cisco Systems, Inc.	190,297	8,515,791
F5 Networks, Inc.(a)	2,774	488,058
Juniper Networks, Inc.	14,850	334,273
Motorola Solutions, Inc.	7,635	1,298,408
Total		11,349,298
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	13,473	1,761,864
CDW Corp.	6,439	848,596
Corning, Inc.	34,407	1,238,652
FLIR Systems, Inc.	5,906	258,860
IPG Photonics Corp.(a)	1,608	359,854
Keysight Technologies, Inc.(a)	8,345	1,102,291
TE Connectivity Ltd.	14,895	1,803,338
Vontier Corp.(a)	6,066	202,605
Zebra Technologies Corp., Class A(a)	2,401	922,776
Total		8,498,836
IT Services 5.4%
Accenture PLC, Class A	28,533	7,453,105
Akamai Technologies, Inc.(a)	7,331	769,682
Automatic Data Processing, Inc.	19,312	3,402,774
Broadridge Financial Solutions, Inc.	5,207	797,712
Cognizant Technology Solutions Corp., Class A	24,078	1,973,192
DXC Technology Co.	11,458	295,044
Fidelity National Information Services, Inc.	27,945	3,953,100
Fiserv, Inc.(a)	25,894	2,948,291
FleetCor Technologies, Inc.(a)	3,756	1,024,749
Common Stocks (continued)
Issuer	Shares	Value ($)
Gartner, Inc.(a)	4,021	644,124
Global Payments, Inc.	13,481	2,904,077
International Business Machines Corp.	40,129	5,051,439
Jack Henry & Associates, Inc.	3,437	556,760
Leidos Holdings, Inc.	6,025	633,348
MasterCard, Inc., Class A	39,619	14,141,606
Paychex, Inc.	14,409	1,342,631
PayPal Holdings, Inc.(a)	52,767	12,358,031
VeriSign, Inc.(a)	4,522	978,561
Visa, Inc., Class A	76,365	16,703,316
Western Union Co. (The)	18,515	406,219
Total		78,337,761
Semiconductors & Semiconductor Equipment 5.1%
Advanced Micro Devices, Inc.(a)	54,164	4,967,381
Analog Devices, Inc.	16,640	2,458,227
Applied Materials, Inc.	41,130	3,549,519
Broadcom, Inc.	18,217	7,976,314
Intel Corp.	184,554	9,194,480
KLA Corp.	6,956	1,800,978
Lam Research Corp.	6,485	3,062,671
Maxim Integrated Products, Inc.	12,038	1,067,169
Microchip Technology, Inc.	11,726	1,619,478
Micron Technology, Inc.(a)	50,134	3,769,074
NVIDIA Corp.	27,877	14,557,369
Qorvo, Inc.(a)	5,136	853,963
QUALCOMM, Inc.	50,935	7,759,438
Skyworks Solutions, Inc.	7,480	1,143,542
Teradyne, Inc.	7,478	896,537
Texas Instruments, Inc.	41,340	6,785,134
Xilinx, Inc.	11,039	1,564,999
Total		73,026,273
Software 8.5%
Adobe, Inc.(a)	21,604	10,804,592
ANSYS, Inc.(a)	3,868	1,407,178
Autodesk, Inc.(a)	9,903	3,023,782
Cadence Design Systems, Inc.(a)	12,562	1,713,834
Citrix Systems, Inc.	5,545	721,405
Fortinet, Inc.(a)	6,068	901,280
Intuit, Inc.	11,833	4,494,765

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Microsoft Corp.	340,489	75,731,563
NortonLifeLock, Inc.	26,655	553,891
Oracle Corp.	85,426	5,526,208
Paycom Software, Inc.(a)	2,206	997,663
Salesforce.com, Inc.(a)	41,207	9,169,794
ServiceNow, Inc.(a)	8,786	4,836,078
Synopsys, Inc.(a)	6,873	1,781,757
Tyler Technologies, Inc.(a)	1,816	792,720
Total		122,456,510
Technology Hardware, Storage & Peripherals 6.9%
Apple, Inc.(c)	719,739	95,502,168
Hewlett Packard Enterprise Co.	57,960	686,826
HP, Inc.	61,856	1,521,039
NetApp, Inc.	10,060	666,374
Seagate Technology PLC	10,067	625,765
Western Digital Corp.	13,702	758,954
Xerox Holdings Corp.	7,505	174,041
Total		99,935,167
Total Information Technology		393,603,845
Materials 2.6%
Chemicals 1.8%
Air Products & Chemicals, Inc.	9,954	2,719,632
Albemarle Corp.	4,794	707,211
Celanese Corp., Class A	5,264	684,004
CF Industries Holdings, Inc.	9,634	372,932
Corteva, Inc.	33,552	1,299,134
Dow, Inc.	33,405	1,853,978
DuPont de Nemours, Inc.	33,049	2,350,114
Eastman Chemical Co.	6,101	611,808
Ecolab, Inc.	11,184	2,419,770
FMC Corp.	5,844	671,651
International Flavors & Fragrances, Inc.	4,816	524,174
Linde PLC	23,637	6,228,586
LyondellBasell Industries NV, Class A	11,579	1,061,331
Mosaic Co. (The)	15,536	357,483
PPG Industries, Inc.	10,638	1,534,212
Sherwin-Williams Co. (The)	3,681	2,705,204
Total		26,101,224
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,805	796,536
Vulcan Materials Co.	5,968	885,114
Total		1,681,650
Containers & Packaging 0.4%
Amcor PLC	70,637	831,397
Avery Dennison Corp.	3,757	582,748
Ball Corp.	14,732	1,372,728
International Paper Co.	17,703	880,193
Packaging Corp. of America	4,271	589,014
Sealed Air Corp.	6,987	319,935
WestRock Co.	11,829	514,916
Total		5,090,931
Metals & Mining 0.3%
Freeport-McMoRan, Inc.	65,430	1,702,489
Newmont Corp.	36,179	2,166,760
Nucor Corp.	13,597	723,224
Total		4,592,473
Total Materials		37,466,278
Real Estate 2.4%
Equity Real Estate Investment Trusts (REITS) 2.3%
Alexandria Real Estate Equities, Inc.	5,576	993,755
American Tower Corp.	20,005	4,490,322
AvalonBay Communities, Inc.	6,287	1,008,623
Boston Properties, Inc.	6,379	603,007
Crown Castle International Corp.	19,424	3,092,107
Digital Realty Trust, Inc.	12,617	1,760,198
Duke Realty Corp.	16,751	669,537
Equinix, Inc.	4,013	2,866,004
Equity Residential	15,423	914,275
Essex Property Trust, Inc.	2,937	697,303
Extra Space Storage, Inc.	5,820	674,305
Federal Realty Investment Trust	3,100	263,872
Healthpeak Properties, Inc.	24,245	732,926
Host Hotels & Resorts, Inc.	31,765	464,722
Iron Mountain, Inc.	12,978	382,591
Kimco Realty Corp.	19,478	292,365
Mid-America Apartment Communities, Inc.	5,151	652,580

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Prologis, Inc.	33,291	3,317,781
Public Storage	6,850	1,581,871
Realty Income Corp.	15,807	982,721
Regency Centers Corp.	7,107	324,008
SBA Communications Corp.	5,004	1,411,779
Simon Property Group, Inc.	14,767	1,259,330
SL Green Realty Corp.	3,268	194,707
UDR, Inc.	13,262	509,659
Ventas, Inc.	16,869	827,256
Vornado Realty Trust	7,063	263,732
Welltower, Inc.	18,793	1,214,404
Weyerhaeuser Co.	33,615	1,127,111
Total		33,572,851
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	15,107	947,511
Total Real Estate		34,520,362
Utilities 2.7%
Electric Utilities 1.7%
Alliant Energy Corp.	11,248	579,609
American Electric Power Co., Inc.	22,355	1,861,500
Duke Energy Corp.	33,144	3,034,665
Edison International	17,046	1,070,830
Entergy Corp.	9,018	900,357
Evergy, Inc.	10,215	567,035
Eversource Energy	15,439	1,335,628
Exelon Corp.	43,935	1,854,936
FirstEnergy Corp.	24,437	748,017
NextEra Energy, Inc.	88,227	6,806,713
NRG Energy, Inc.	10,999	413,012
Pinnacle West Capital Corp.	5,071	405,426
PPL Corp.	34,624	976,397
Southern Co. (The)	47,568	2,922,102
Xcel Energy, Inc.	23,664	1,577,679
Total		25,053,906
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.0%
Atmos Energy Corp.	5,669	540,993
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	29,954	703,919
Multi-Utilities 0.8%
Ameren Corp.	11,133	869,042
CenterPoint Energy, Inc.	24,536	530,959
CMS Energy Corp.	12,895	786,724
Consolidated Edison, Inc.	15,407	1,113,464
Dominion Energy, Inc.	36,741	2,762,923
DTE Energy Co.	8,717	1,058,331
NiSource, Inc.	17,258	395,899
Public Service Enterprise Group, Inc.	22,781	1,328,132
Sempra Energy	12,991	1,655,183
WEC Energy Group, Inc.	14,206	1,307,378
Total		11,808,035
Water Utilities 0.1%
American Water Works Co., Inc.	8,164	1,252,929
Total Utilities		39,359,782
Total Common Stocks (Cost $868,785,605)		1,425,755,496

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(d)	18,587,652	18,585,793
Total Money Market Funds (Cost $18,585,793)		18,585,793
Total Investments in Securities (Cost: $887,371,398)		1,444,341,289
Other Assets & Liabilities, Net		(51,636)
Net Assets		1,444,289,653

At December 31, 2020, securities and/or cash totaling $2,099,819 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	104	03/2021	USD	19,493,760	428,765	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Ameriprise Financial, Inc.
	949,340	43,293	(21,054)	60,897	1,032,476	105,816	23,704	5,313
Columbia Short-Term Cash Fund, 0.107%
	6,977,669	152,363,638	(140,755,646)	132	18,585,793	7,786	62,100	18,587,652
Total	7,927,009			61,029	19,618,269	113,602	85,804

(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2020.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	153,558,632	—	—	153,558,632
Consumer Discretionary	181,379,735	—	—	181,379,735
Consumer Staples	92,847,057	—	—	92,847,057
Energy	32,500,120	—	—	32,500,120
Financials	148,862,369	—	—	148,862,369
Health Care	191,949,742	—	—	191,949,742
Industrials	119,707,574	—	—	119,707,574
Information Technology	393,603,845	—	—	393,603,845
Materials	37,466,278	—	—	37,466,278
Real Estate	34,520,362	—	—	34,520,362
Utilities	39,359,782	—	—	39,359,782
Total Common Stocks	1,425,755,496	—	—	1,425,755,496
Money Market Funds	18,585,793	—	—	18,585,793
Total Investments in Securities	1,444,341,289	—	—	1,444,341,289
Investments in Derivatives
Asset
Futures Contracts	428,765	—	—	428,765
Total	1,444,770,054	—	—	1,444,770,054
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $868,254,562)	$1,424,723,020
Affiliated issuers (cost $19,116,836)	19,618,269
Receivable for:
Capital shares sold	1,653
Dividends	1,043,627
Foreign tax reclaims	13,718
Variation margin for futures contracts	127,920
Prepaid expenses	4,428
Total assets	1,445,532,635
Liabilities
Payable for:
Capital shares purchased	1,066,821
Management services fees	7,847
Distribution and/or service fees	2,422
Service fees	34,095
Compensation of board members	61,989
Compensation of chief compliance officer	289
Other expenses	69,519
Total liabilities	1,242,982
Net assets applicable to outstanding capital stock	$1,444,289,653
Represented by
Trust capital	$1,444,289,653
Total - representing net assets applicable to outstanding capital stock	$1,444,289,653
Class 1
Net assets	$742,971,116
Shares outstanding	24,302,698
Net asset value per share	$30.57
Class 2
Net assets	$11,358,993
Shares outstanding	380,408
Net asset value per share	$29.86
Class 3
Net assets	$689,959,544
Shares outstanding	22,823,959
Net asset value per share	$30.23
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	19

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$24,709,333
Dividends — affiliated issuers	85,804
Total income	24,795,137
Expenses:
Management services fees	2,505,360
Distribution and/or service fees
Class 2	26,717
Class 3	742,967
Service fees	365,349
Compensation of board members	33,615
Custodian fees	31,262
Printing and postage fees	87,590
Licensing fees and expenses	126,321
Audit fees	29,500
Legal fees	20,814
Interest on interfund lending	73
Compensation of chief compliance officer	322
Other	31,577
Total expenses	4,001,467
Net investment income	20,793,670
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	65,376,943
Investments — affiliated issuers	113,602
Futures contracts	4,157,157
Net realized gain	69,647,702
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	146,360,665
Investments — affiliated issuers	61,029
Futures contracts	300,609
Net change in unrealized appreciation (depreciation)	146,722,303
Net realized and unrealized gain	216,370,005
Net increase in net assets resulting from operations	$237,163,675
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$20,793,670	$18,498,080
Net realized gain	69,647,702	8,767,378
Net change in unrealized appreciation (depreciation)	146,722,303	238,068,583
Net increase in net assets resulting from operations	237,163,675	265,334,041
Increase (decrease) in net assets from capital stock activity	(3,562,504)	159,579,603
Total increase in net assets	233,601,171	424,913,644
Net assets at beginning of year	1,210,688,482	785,774,838
Net assets at end of year	$1,444,289,653	$1,210,688,482

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,901,274	87,901,283	6,347,251	145,225,297
Redemptions	(2,746,167)	(73,946,809)	(49,430)	(1,171,984)
Net increase	1,155,107	13,954,474	6,297,821	144,053,313
Class 2
Subscriptions	20,808	489,359	7,610	166,167
Redemptions	(88,062)	(2,307,261)	(83,255)	(1,880,509)
Net decrease	(67,254)	(1,817,902)	(75,645)	(1,714,342)
Class 3
Subscriptions	1,355,612	33,876,193	1,833,049	41,860,107
Redemptions	(1,918,241)	(49,575,269)	(1,062,040)	(24,619,475)
Net increase (decrease)	(562,629)	(15,699,076)	771,009	17,240,632
Total net increase (decrease)	525,224	(3,562,504)	6,993,185	159,579,603
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$25.90	0.45	4.22	4.67
Year Ended 12/31/2019	$19.75	0.44	5.71	6.15
Year Ended 12/31/2018	$20.72	0.42	(1.39)	(0.97)
Year Ended 12/31/2017	$17.06	0.33	3.33	3.66
Year Ended 12/31/2016	$15.29	0.34	1.43	1.77
Class 2
Year Ended 12/31/2020	$25.36	0.37	4.13	4.50
Year Ended 12/31/2019	$19.39	0.37	5.60	5.97
Year Ended 12/31/2018	$20.40	0.34	(1.35)	(1.01)
Year Ended 12/31/2017	$16.83	0.28	3.29	3.57
Year Ended 12/31/2016	$15.12	0.26	1.45	1.71
Class 3
Year Ended 12/31/2020	$25.65	0.41	4.17	4.58
Year Ended 12/31/2019	$19.58	0.40	5.67	6.07
Year Ended 12/31/2018	$20.57	0.37	(1.36)	(0.99)
Year Ended 12/31/2017	$16.96	0.30	3.31	3.61
Year Ended 12/31/2016	$15.21	0.28	1.47	1.75

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$30.57	18.03%	0.26%(c)	0.26%(c)	1.72%	9%	$742,971
Year Ended 12/31/2019	$25.90	31.14%	0.26%	0.26%	1.91%	2%	$599,584
Year Ended 12/31/2018	$19.75	(4.68%)	0.28%	0.28%	1.94%	3%	$332,816
Year Ended 12/31/2017	$20.72	21.45%	0.29%	0.29%	1.75%	2%	$203,887
Year Ended 12/31/2016	$17.06	11.58%	0.32%	0.31%	2.14%	5%	$31,465
Class 2
Year Ended 12/31/2020	$29.86	17.74%	0.51%(c)	0.51%(c)	1.48%	9%	$11,359
Year Ended 12/31/2019	$25.36	30.79%	0.51%	0.51%	1.63%	2%	$11,354
Year Ended 12/31/2018	$19.39	(4.95%)	0.53%	0.53%	1.61%	3%	$10,146
Year Ended 12/31/2017	$20.40	21.21%	0.55%	0.55%	1.50%	2%	$11,777
Year Ended 12/31/2016	$16.83	11.31%	0.56%	0.56%	1.65%	5%	$11,332
Class 3
Year Ended 12/31/2020	$30.23	17.85%	0.38%(c)	0.38%(c)	1.59%	9%	$689,960
Year Ended 12/31/2019	$25.65	31.00%	0.39%	0.39%	1.76%	2%	$599,751
Year Ended 12/31/2018	$19.58	(4.81%)	0.40%	0.40%	1.75%	3%	$442,813
Year Ended 12/31/2017	$20.57	21.28%	0.42%	0.42%	1.62%	2%	$452,967
Year Ended 12/31/2016	$16.96	11.51%	0.43%	0.43%	1.78%	5%	$347,922
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	23

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Large Cap Index Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	428,765*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	4,157,157

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	300,609
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	15,444,753

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
28	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual July 1, 2020 through April 30, 2021
Class 1	0.29%
Class 2	0.54
Class 3	0.415
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
December 31, 2020
The Fund had a voluntary expense reimbursement arrangement from May 1, 2020 to June 30, 2020. Prior to May 1, 2020, the Fund had a contractual expense reimbursement arrangement. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $122,156,898 and $111,115,776, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	4,200,000	0.62	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
30	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
December 31, 2020
global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its underlying index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its underlying index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 99.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
32	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Large Cap Index Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
36	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
38	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2020	41

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Columbia Variable Portfolio – Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6461 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Mid Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Mid Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Mid Cap Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with growth of capital.
Portfolio management
Matthew Litfin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Erika Maschmeyer, CFA
Portfolio Manager
Managed Fund since 2018
John Emerson, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	35.42	17.01	11.94
Class 2	05/03/10	35.08	16.72	11.67
Class 3	05/01/01	35.28	16.86	11.81
Russell Midcap Growth Index		35.59	18.66	15.04
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	4.6
Consumer Discretionary	13.5
Consumer Staples	2.6
Financials	2.9
Health Care	25.5
Industrials	12.4
Information Technology	35.7
Materials	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 36.37% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 35.08% and slightly underperformed its benchmark, the Russell Midcap Growth Index, which returned 35.59%.
Market overview
U.S. equity markets put together an encore performance of strength in 2020 despite a precipitous drop early in the year, as the rapidly spreading COVID-19 pandemic led to drastic declines in estimates for earnings and growth in the first quarter. The subsequent response by the Federal Reserve to put forth unprecedented stimulus measures proved invaluable as reassured investors returned to the markets in a strong way. Shifting into the back-half of the year, the 2020 U.S. Presidential election took a temporary backseat to encouraging clinical trial results reported by drug development companies Pfizer and Moderna which provided an optimistic glimpse of a potential end to the current global pandemic. Equity markets cheered the U.S Food & Drug Administration’s approval of the two vaccines for emergency use in December, furthering the very strong returns experienced across U.S. equity markets, leading indices to some of their best annual returns on record.
The Fund’s notable contributors during the period
•	On the sector-level, the Fund generated notable outperformance within the industrials as well as information technology sectors primarily as a result of positive stock selection.
•	The Fund benefitted from several strong performers over the course of 2020, such as Zscaler, which is a provider of cloud-based security solutions. Zscaler’s offerings have been well-positioned to address companies’ ongoing need to secure a much more expansive remote workforce. This development has only accelerated the already ongoing shift away from conventional perimeter-centric protection.
•	Another contributor was DocuSign, a provider of cloud-based electronic signature solutions, which outperformed during the reporting period as the COVID-19 pandemic accelerated adoption of digital signatures. In our opinion, the convenience, efficiency and auditability of digital signatures help to form a distinct value proposition for the firm, which we believe can continue to drive robust demand growth going forward.
•	Software and engineering services company Cadence Design Systems contributed to the Fund’s returns as the firm continued to execute well, acquiring market share in the growing electronic design automation market. Additionally, the company also exhibited high profit margins and stable high-single-digit revenue growth which were both well-received by investors in the period.
The Fund’s notable detractors during the period
•	Relative weakness in returns within the communication services, consumer staples and energy sectors weighed on Fund results during the period.
•	On the detractor side, Gartner, a provider of technology-related research and advisory services, began to see signs of moderating growth within one of its key business segments early on in the period, as an ongoing initiative to shift from lower-margin services to more profitable offerings progressed at a slower rate than previously expected.
•	Diamondback Energy, an oil and natural gas producer operating in the Permian Basin of West Texas, underperformed as the company encountered substantial headwinds in the form of a depressed oil pricing environment which has continued to persist. The corresponding economics for Diamondback have led, in our view, to weakened growth prospects for the firm.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	Shares of diversified financials company Synchrony Financial declined, tempering the Fund’s performance in the period. The firm encountered a rapidly deteriorating landscape as a severely depressed rate environment placed pressure on net interest margins for companies such as Synchrony which rely on favorable interest rate spreads to drive compelling growth rates.
Fund positioning
In this uncertain and “expensive” market environment, at the close of the reporting period, we believed the Fund continued to own strong companies with above-average growth prospects, run by experienced and savvy management teams. We have developed a differentiated investment thesis for every stock the Fund owns, pursuing companies that we believe can not only successfully navigate the market uncertainty, but also perform well and take market share as global demand returns and economies recover from the current pandemic-affected business landscape. Our team remains confident in the diligent and disciplined approach of the Fund’s strategy to provide compelling performance and results for our clients, their families, and those who they provide for over the long-term.
We are enthusiastic about continuing to identify and tap into what we believe are some of the best and fastest growing investment opportunities in the United States, in companies that we believe can relatively outperform in a variety of economic environments.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,296.40	1,021.17	4.56	4.01	0.79
Class 2	1,000.00	1,000.00	1,295.30	1,019.91	6.00	5.28	1.04
Class 3	1,000.00	1,000.00	1,295.90	1,020.51	5.31	4.67	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.5%
Issuer	Shares	Value ($)
Communication Services 4.6%
Entertainment 4.6%
Spotify Technology SA(a)	14,086	4,432,301
Take-Two Interactive Software, Inc.(a)	66,618	13,842,554
Zynga, Inc., Class A(a)	996,254	9,833,027
Total		28,107,882
Total Communication Services		28,107,882
Consumer Discretionary 13.5%
Diversified Consumer Services 1.6%
Chegg, Inc.(a)	111,694	10,089,319
Hotels, Restaurants & Leisure 3.8%
Chipotle Mexican Grill, Inc.(a)	10,625	14,733,794
DraftKings, Inc., Class A(a)	178,847	8,327,116
Total		23,060,910
Household Durables 0.9%
NVR, Inc.(a)	1,390	5,671,005
Internet & Direct Marketing Retail 2.1%
Etsy, Inc.(a)	71,113	12,651,714
Specialty Retail 2.7%
AutoZone, Inc.(a)	8,742	10,363,117
Williams-Sonoma, Inc.	60,892	6,201,241
Total		16,564,358
Textiles, Apparel & Luxury Goods 2.4%
lululemon athletica, Inc.(a)	42,201	14,687,214
Total Consumer Discretionary		82,724,520
Consumer Staples 2.6%
Food Products 0.9%
Beyond Meat, Inc.(a)	46,881	5,860,125
Household Products 1.7%
Church & Dwight Co., Inc.	118,711	10,355,161
Total Consumer Staples		16,215,286
Financials 2.9%
Banks 1.8%
SVB Financial Group(a)	28,956	11,230,005
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.1%
MSCI, Inc.	14,385	6,423,334
Total Financials		17,653,339
Health Care 25.3%
Biotechnology 7.3%
Argenx SE, ADR(a)	26,464	7,782,798
BioMarin Pharmaceutical, Inc.(a)	108,109	9,480,078
Exact Sciences Corp.(a)	75,291	9,975,304
Sarepta Therapeutics, Inc.(a)	48,726	8,307,296
Seagen, Inc.(a)	53,534	9,375,945
Total		44,921,421
Health Care Equipment & Supplies 10.0%
Align Technology, Inc.(a)	27,959	14,940,730
IDEXX Laboratories, Inc.(a)	25,448	12,720,692
Masimo Corp.(a)	37,862	10,161,403
Penumbra, Inc.(a)	50,226	8,789,550
STERIS PLC	29,083	5,512,392
West Pharmaceutical Services, Inc.	32,122	9,100,484
Total		61,225,251
Health Care Providers & Services 1.7%
Encompass Health Corp.	123,785	10,235,782
Health Care Technology 0.5%
Veeva Systems Inc., Class A(a)	11,053	3,009,179
Life Sciences Tools & Services 4.8%
10X Genomics, Inc., Class A(a)	54,327	7,692,703
Bio-Rad Laboratories, Inc., Class A(a)	10,984	6,403,013
Bio-Techne Corp.	26,832	8,520,501
Repligen Corp.(a)	37,636	7,212,187
Total		29,828,404
Pharmaceuticals 1.0%
Horizon Therapeutics PLC(a)	88,777	6,494,038
Total Health Care		155,714,075
Industrials 12.3%
Aerospace & Defense 1.2%
BWX Technologies, Inc.	122,084	7,359,223
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.8%
Lennox International, Inc.	18,851	5,164,608
Commercial Services & Supplies 1.9%
Copart, Inc.(a)	92,771	11,805,110
Electrical Equipment 1.5%
Generac Holdings, Inc.(a)	39,939	9,082,528
Machinery 3.1%
IDEX Corp.	51,199	10,198,841
Toro Co. (The)	91,755	8,702,044
Total		18,900,885
Professional Services 2.3%
CoStar Group, Inc.(a)	15,722	14,531,530
Road & Rail 1.5%
Old Dominion Freight Line, Inc.	46,392	9,054,791
Total Industrials		75,898,675
Information Technology 35.5%
Electronic Equipment, Instruments & Components 5.1%
Amphenol Corp., Class A	86,041	11,251,582
CDW Corp.	95,994	12,651,049
Dolby Laboratories, Inc., Class A	79,600	7,731,548
Total		31,634,179
IT Services 8.5%
Booz Allen Hamilton Holdings Corp.	96,072	8,375,557
EPAM Systems, Inc.(a)	27,463	9,841,366
GoDaddy, Inc., Class A(a)	151,883	12,598,695
Jack Henry & Associates, Inc.	50,677	8,209,167
VeriSign, Inc.(a)	37,317	8,075,399
Wix.com Ltd.(a)	21,309	5,326,397
Total		52,426,581
Semiconductors & Semiconductor Equipment 4.0%
SolarEdge Technologies, Inc.(a)	39,977	12,757,460
Teradyne, Inc.	97,979	11,746,703
Total		24,504,163
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 17.9%
Alteryx, Inc., Class A(a)	60,916	7,418,960
Anaplan, Inc.(a)	120,854	8,683,360
ANSYS, Inc.(a)	33,839	12,310,628
Blackline, Inc.(a)	64,662	8,624,618
Cadence Design Systems, Inc.(a)	127,168	17,349,530
DocuSign, Inc.(a)	51,383	11,422,441
Elastic NV(a)	90,157	13,174,642
Manhattan Associates, Inc.(a)	75,270	7,916,899
Zendesk, Inc.(a)	78,350	11,213,452
Zscaler, Inc.(a)	58,930	11,768,910
Total		109,883,440
Total Information Technology		218,448,363
Materials 2.8%
Chemicals 1.3%
Celanese Corp., Class A	59,787	7,768,723
Containers & Packaging 1.5%
Avery Dennison Corp.	59,216	9,184,994
Total Materials		16,953,717
Total Common Stocks (Cost $449,237,203)		611,715,857

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	3,620,469	3,620,107
Total Money Market Funds (Cost $3,620,107)		3,620,107
Total Investments in Securities (Cost: $452,857,310)		615,335,964
Other Assets & Liabilities, Net		(734,921)
Net Assets		614,601,043

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	17,437,134	252,548,823	(266,366,645)	795	3,620,107	(2,065)	92,100	3,620,469
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	28,107,882	—	—	28,107,882
Consumer Discretionary	82,724,520	—	—	82,724,520
Consumer Staples	16,215,286	—	—	16,215,286
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Financials	17,653,339	—	—	17,653,339
Health Care	155,714,075	—	—	155,714,075
Industrials	75,898,675	—	—	75,898,675
Information Technology	218,448,363	—	—	218,448,363
Materials	16,953,717	—	—	16,953,717
Total Common Stocks	611,715,857	—	—	611,715,857
Money Market Funds	3,620,107	—	—	3,620,107
Total Investments in Securities	615,335,964	—	—	615,335,964
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	11

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $449,237,203)	$611,715,857
Affiliated issuers (cost $3,620,107)	3,620,107
Receivable for:
Capital shares sold	358
Dividends	98,777
Expense reimbursement due from Investment Manager	1,331
Prepaid expenses	2,645
Total assets	615,439,075
Liabilities
Payable for:
Capital shares purchased	664,266
Management services fees	13,636
Distribution and/or service fees	1,403
Service fees	20,109
Compensation of board members	110,583
Compensation of chief compliance officer	119
Other expenses	27,916
Total liabilities	838,032
Net assets applicable to outstanding capital stock	$614,601,043
Represented by
Trust capital	$614,601,043
Total - representing net assets applicable to outstanding capital stock	$614,601,043
Class 1
Net assets	$245,291,787
Shares outstanding	5,455,249
Net asset value per share	$44.96
Class 2
Net assets	$40,753,503
Shares outstanding	930,112
Net asset value per share	$43.82
Class 3
Net assets	$328,555,753
Shares outstanding	7,405,007
Net asset value per share	$44.37
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$2,262,083
Dividends — affiliated issuers	92,100
Interfund lending	394
Total income	2,354,577
Expenses:
Management services fees	4,294,014
Distribution and/or service fees
Class 2	76,636
Class 3	341,376
Service fees	187,980
Compensation of board members	29,547
Custodian fees	14,528
Printing and postage fees	51,591
Audit fees	29,500
Legal fees	13,568
Interest on interfund lending	29
Compensation of chief compliance officer	117
Other	15,574
Total expenses	5,054,460
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(574,594)
Total net expenses	4,479,866
Net investment loss	(2,125,289)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	96,834,353
Investments — affiliated issuers	(2,065)
Futures contracts	325,330
Net realized gain	97,157,618
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	71,892,432
Investments — affiliated issuers	795
Net change in unrealized appreciation (depreciation)	71,893,227
Net realized and unrealized gain	169,050,845
Net increase in net assets resulting from operations	$166,925,556
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment loss	$(2,125,289)	$(107,725)
Net realized gain	97,157,618	40,765,167
Net change in unrealized appreciation (depreciation)	71,893,227	105,494,316
Net increase in net assets resulting from operations	166,925,556	146,151,758
Decrease in net assets from capital stock activity	(81,136,540)	(48,480,989)
Total increase in net assets	85,789,016	97,670,769
Net assets at beginning of year	528,812,027	431,141,258
Net assets at end of year	$614,601,043	$528,812,027

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	59,932	1,899,968	77,346	2,376,992
Redemptions	(1,576,110)	(58,120,810)	(578,351)	(17,450,377)
Net decrease	(1,516,178)	(56,220,842)	(501,005)	(15,073,385)
Class 2
Subscriptions	156,164	5,690,315	128,455	3,797,357
Redemptions	(94,507)	(3,238,612)	(89,994)	(2,627,162)
Net increase	61,657	2,451,703	38,461	1,170,195
Class 3
Subscriptions	67,362	2,410,701	20,393	602,635
Redemptions	(867,742)	(29,778,102)	(1,183,005)	(35,180,434)
Net decrease	(800,380)	(27,367,401)	(1,162,612)	(34,577,799)
Total net decrease	(2,254,901)	(81,136,540)	(1,625,156)	(48,480,989)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

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Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$33.20	(0.11)	11.87	11.76
Year Ended 12/31/2019	$24.56	0.02	8.62	8.64
Year Ended 12/31/2018	$25.79	0.03	(1.26)	(1.23)
Year Ended 12/31/2017	$20.97	0.03	4.79	4.82
Year Ended 12/31/2016	$20.50	0.03	0.44	0.47
Class 2
Year Ended 12/31/2020	$32.44	(0.20)	11.58	11.38
Year Ended 12/31/2019	$24.06	(0.06)	8.44	8.38
Year Ended 12/31/2018	$25.32	(0.03)	(1.23)	(1.26)
Year Ended 12/31/2017	$20.64	(0.03)	4.71	4.68
Year Ended 12/31/2016	$20.23	0.02	0.39	0.41
Class 3
Year Ended 12/31/2020	$32.80	(0.16)	11.73	11.57
Year Ended 12/31/2019	$24.30	(0.02)	8.52	8.50
Year Ended 12/31/2018	$25.54	(0.00)(d)	(1.24)	(1.24)
Year Ended 12/31/2017	$20.80	0.00(d)	4.74	4.74
Year Ended 12/31/2016	$20.36	0.05	0.39	0.44

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$44.96	35.42%	0.88%(c)	0.77%(c)	(0.32%)	84%	$245,292
Year Ended 12/31/2019	$33.20	35.18%	0.88%	0.73%	0.06%	70%	$231,471
Year Ended 12/31/2018	$24.56	(4.77%)	0.89%	0.74%	0.12%	150%	$183,546
Year Ended 12/31/2017	$25.79	22.98%	0.91%	0.74%	0.14%	115%	$198,617
Year Ended 12/31/2016	$20.97	2.29%	0.92%	0.76%	0.16%	150%	$158,566
Class 2
Year Ended 12/31/2020	$43.82	35.08%	1.13%(c)	1.02%(c)	(0.58%)	84%	$40,754
Year Ended 12/31/2019	$32.44	34.83%	1.13%	0.98%	(0.19%)	70%	$28,169
Year Ended 12/31/2018	$24.06	(4.98%)	1.14%	0.99%	(0.12%)	150%	$19,966
Year Ended 12/31/2017	$25.32	22.68%	1.16%	0.99%	(0.11%)	115%	$18,148
Year Ended 12/31/2016	$20.64	2.03%	1.18%	1.01%	0.11%	150%	$12,910
Class 3
Year Ended 12/31/2020	$44.37	35.28%	1.01%(c)	0.90%(c)	(0.45%)	84%	$328,556
Year Ended 12/31/2019	$32.80	34.98%	1.01%	0.85%	(0.07%)	70%	$269,172
Year Ended 12/31/2018	$24.30	(4.86%)	1.01%	0.86%	(0.01%)	150%	$227,630
Year Ended 12/31/2017	$25.54	22.79%	1.03%	0.86%	0.01%	115%	$268,941
Year Ended 12/31/2016	$20.80	2.16%	1.05%	0.88%	0.24%	150%	$247,151
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Mid Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	325,330
20	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	288,388

*	Based on the ending daily outstanding amounts for the year ended December 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.82% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Affiliates) may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates provide services to the Investment Manager pursuant to personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. Pursuant to such arrangements, employees of Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, may provide such services to the Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Funds’ compliance policies and procedures.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.79%	0.73%
Class 2	1.04	0.98
Class 3	0.915	0.855
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $434,640,128 and $499,682,487, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	850,000	0.61	2
Lender	7,300,000	0.98	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
24	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 96.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Mid Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	27

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
28	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
30	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
32	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020	33

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
34	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2020

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Columbia Variable Portfolio – Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6651 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Select Large Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Large Cap Value Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 2008
Richard Taft
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	7.08	11.57	11.43
Class 2	05/03/10	6.81	11.29	11.15
Class 3	02/04/04	6.95	11.43	11.30
Russell 1000 Value Index		2.80	9.74	10.50
S&P 500 Index		18.40	15.22	13.88
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	98.2
Money Market Funds	1.2
Preferred Stocks	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	4.5
Consumer Discretionary	7.8
Consumer Staples	3.0
Energy	6.9
Financials	21.6
Health Care	14.1
Industrials	8.8
Information Technology	15.5
Materials	9.9
Utilities	7.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 94.83% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 6.81%, compared with a 2.80% return for the Fund’s benchmark, the Russell 1000 Value Index. During the same time, the broad equity market, as measured by the S&P 500 Index, returned 18.40%.
Market overview
With the notable exception of financials and energy stocks, U.S. large-cap equities generally delivered robust double-digit returns for the calendar year 2020. Major benchmarks across size and style categories reached new highs throughout the period, culminating with all-time records for the Dow Jones Industrials Average and the S&P 500 Index in the final trading session. Nasdaq stocks hit their all-time high a few days earlier.
Year-end results were especially impressive considering the year’s extraordinary market conditions. After rising to record highs in mid-February, U.S. large-cap equities plunged to their worst quarterly results since 2008. Accelerating COVID-19 uncertainty drove risk-off sentiment as investors struggled to assess economic effects of the pandemic. An unexpected market-share fight between Saudi Arabia and Russia rattled markets further. Energy stocks were hit especially hard, with the sector losing more than half its value. A brief implosion in the oil market even saw WTI (West Texas Intermediate) crude futures close negative for the first time ever.
Policy response came swiftly, with the U.S. Federal Reserve (Fed) cutting rates twice and rolling out multiple emergency lending programs that amounted to the largest dose of economic relief in history. Markets reacted favorably and rebounded from their historic lows, despite occasional hiccups like the S&P 500 Index trading down 10%, a move typically described as a "market correction." Positive sentiment truly kicked into high gear in mid-November after vaccine approval brought a potential end of the pandemic into sight. A resolution of presidential election uncertainty also helped, as did the appointment of Janet Yellen as Secretary of the Treasury. Hopes for higher direct payments in a year-end relief bill helped investor sentiment as well.
The Fund’s notable contributors during the period
•	Strong broad-based stock selection, especially in the materials, consumer discretionary, information technology and utilities sectors, was the key driver of outperformance during the year, more than offsetting weaker relative results in financials, consumer staples and health care.
•	An overweight to materials helped relative results while an overweight to energy detracted (sector exposures are a byproduct of the portfolio’s longstanding bottom-up investment process).
•	Each of the Fund’s three holdings in the materials sector was among the top performers in its industry sub-groups:
○	Copper miner Freeport-McMoRan, Inc., which reported strong operating results and a positive outlook with several long-term demand drivers, including renewable energy, electric vehicles, antimicrobial applications and 5G data centers.
○	Agricultural chemical maker FMC Corp. overcame trade and global growth worries with success across all of the company’s key geographic markets.
○	Miner Barrick Gold Corp. was a top performer for the year even though it fell in the fourth quarter after investors placed more emphasis on resolution of election and vaccine uncertainty than the company’s strong results including record free cash flow, a strengthening balance sheet and a third increase in the dividend this year.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	Both of our retail holdings significantly outperformed peers in the consumer discretionary sector:
○	Multi-channel retailer Qurate Retail, Inc., which positively shifted investor confidence in operating stability and the sustainability of cash flows by delivering another strong quarter, declaring a second $1.50 special dividend and announcing a resumption of share buybacks.
○	Home-improvement retailer Lowe’s Companies, Inc., which rose steadily since the March downturn but lagged near year-end after posting strong sales results but disappointing operating margins and less-optimistic near-term guidance.
•	Three of our five technology holdings were among the top overall performers:
○	Chip maker QUALCOMM, Inc., which moved past a mix of competitive, regulatory and legal challenges as investors focused on key leadership areas like 5G.
○	Semiconductor equipment maker Applied Materials, Inc., which rose as investors focused on better-than-expected earnings growth and a strong outlook across all market segments.
○	Specialty glass maker Corning, Inc., which surprised overly pessimistic investors with strong results across key business segments and prudently managing post-COVID expectations for its medical glass products.
•	Independent power producer AES Corp. was the standout performer among the three utility names we own, thanks in large part to a second investment-grade rating that helped improve expectations for business stability. Investors also are starting to consider the company as an ESG investment thanks to its renewables growth and reduction in coal-fired power.
The Fund’s notable detractors during the period
•	Security selection in financials was a key detractor for the year. Our seven holdings in the sector were among our top absolute and relative performers for the fourth quarter, but their surge after November vaccine news could not make up ground lost earlier in the downturn. Stock-specific factors influenced annual results as well, such as regulatory worries weighing on Citigroup and uncertainty over insurer AIG’s plan to divest its life insurance business.
•	Food products provider Tyson Foods battered by pandemic costs as well as fears of renewed trade tensions. Although the stock had been a high-conviction holding for many years, we exited our position early in the fourth quarter after losing confidence in new management.
•	Within health care, medical supplies maker Baxter International, Inc., had been experiencing good business but lagged for the year as a result of expectations for post-COVID-19 hospital destocking to slow top line growth for a few quarters.
•	Among our other healthcare holdings, managed health care providers Humana, Inc., and Centene were both a little weaker as investors worried about a resumption in health care utilization and potential state inability to fund Medicaid.
•	Much like our holdings in financials, energy equipment and services provider TechnipFMC was a notable individual detractor for the year despite being among top contributors for the fourth quarter. Expectations improved for the company as oil prices rose and investors focused more on the company’s technology and track record, but that too was insufficient to reverse the earlier drawdown.
The Fund experienced significant portfolio turnover in 2020 versus the previous year: 29% in 2020 as compared to 11% in 2019.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,257.10	1,021.62	3.97	3.56	0.70
Class 2	1,000.00	1,000.00	1,255.20	1,020.36	5.39	4.82	0.95
Class 3	1,000.00	1,000.00	1,256.20	1,020.96	4.71	4.22	0.83
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 4.4%
Diversified Telecommunication Services 4.4%
Verizon Communications, Inc.	1,512,897	88,882,699
Total Communication Services		88,882,699
Consumer Discretionary 7.2%
Internet & Direct Marketing Retail 3.5%
Qurate Retail, Inc.	6,332,598	69,468,600
Specialty Retail 3.7%
Lowe’s Companies, Inc.	459,830	73,807,313
Total Consumer Discretionary		143,275,913
Consumer Staples 3.0%
Tobacco 3.0%
Philip Morris International, Inc.	723,911	59,932,592
Total Consumer Staples		59,932,592
Energy 6.8%
Energy Equipment & Services 1.8%
TechnipFMC PLC	3,790,928	35,634,723
Oil, Gas & Consumable Fuels 5.0%
Chevron Corp.	297,452	25,119,822
Marathon Petroleum Corp.	697,298	28,840,245
Williams Companies, Inc. (The)	2,344,984	47,016,929
Total		100,976,996
Total Energy		136,611,719
Financials 21.4%
Banks 13.5%
Bank of America Corp.	2,147,126	65,079,389
Citigroup, Inc.	1,147,894	70,779,144
JPMorgan Chase & Co.	494,941	62,892,153
Wells Fargo & Co.	2,332,085	70,382,325
Total		269,133,011
Capital Markets 3.1%
Morgan Stanley	911,851	62,489,149
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 4.8%
American International Group, Inc.	1,180,042	44,676,390
MetLife, Inc.	1,084,956	50,938,685
Total		95,615,075
Total Financials		427,237,235
Health Care 13.9%
Health Care Equipment & Supplies 3.0%
Baxter International, Inc.	739,444	59,332,986
Health Care Providers & Services 7.8%
Centene Corp.(a)	744,365	44,684,231
Cigna Corp.	298,589	62,160,258
Humana, Inc.	121,008	49,645,952
Total		156,490,441
Pharmaceuticals 3.1%
Bristol-Myers Squibb Co.	1,019,128	63,216,510
Total Health Care		279,039,937
Industrials 8.7%
Aerospace & Defense 1.4%
Raytheon Technologies Corp.	397,610	28,433,091
Industrial Conglomerates 2.6%
Honeywell International, Inc.	241,373	51,340,037
Machinery 1.2%
Caterpillar, Inc.	127,584	23,222,840
Road & Rail 3.5%
CSX Corp.	407,867	37,013,930
Union Pacific Corp.	163,599	34,064,584
Total		71,078,514
Total Industrials		174,074,482
Information Technology 15.2%
Communications Equipment 3.9%
Cisco Systems, Inc.	1,746,040	78,135,290
Electronic Equipment, Instruments & Components 2.5%
Corning, Inc.	1,408,541	50,707,476
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.1%
Applied Materials, Inc.	754,684	65,129,229
QUALCOMM, Inc.	375,468	57,198,795
Total		122,328,024
Software 2.7%
Teradata Corp.(a)	2,402,667	53,987,928
Total Information Technology		305,158,718
Materials 9.8%
Chemicals 3.4%
FMC Corp.	590,022	67,811,229
Metals & Mining 6.4%
Barrick Gold Corp.	3,179,559	72,430,354
Freeport-McMoRan, Inc.	2,115,115	55,035,292
Total		127,465,646
Total Materials		195,276,875
Utilities 7.8%
Electric Utilities 4.2%
FirstEnergy Corp.	1,378,841	42,206,323
NextEra Energy, Inc.	550,972	42,507,490
Total		84,713,813
Independent Power and Renewable Electricity Producers 3.6%
AES Corp. (The)	3,033,484	71,286,874
Total Utilities		156,000,687
Total Common Stocks (Cost $1,577,079,457)		1,965,490,857
Preferred Stocks 0.6%
Issuer		Shares	Value ($)
Consumer Discretionary 0.6%
Internet & Direct Marketing Retail 0.6%
Qurate Retail, Inc.	8.000%	115,361	11,420,739
Total Consumer Discretionary			11,420,739
Total Preferred Stocks (Cost $19,799,177)			11,420,739

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	24,912,942	24,910,450
Total Money Market Funds (Cost $24,910,450)		24,910,450
Total Investments in Securities (Cost: $1,621,789,084)		2,001,822,046
Other Assets & Liabilities, Net		(1,082,932)
Net Assets		2,000,739,114

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	27,185,111	918,356,599	(920,631,853)	593	24,910,450	4,487	288,045	24,912,942
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	88,882,699	—	—	88,882,699
Consumer Discretionary	143,275,913	—	—	143,275,913
Consumer Staples	59,932,592	—	—	59,932,592
Energy	136,611,719	—	—	136,611,719
Financials	427,237,235	—	—	427,237,235
Health Care	279,039,937	—	—	279,039,937
Industrials	174,074,482	—	—	174,074,482
Information Technology	305,158,718	—	—	305,158,718
Materials	195,276,875	—	—	195,276,875
Utilities	156,000,687	—	—	156,000,687
Total Common Stocks	1,965,490,857	—	—	1,965,490,857
Preferred Stocks
Consumer Discretionary	11,420,739	—	—	11,420,739
Total Preferred Stocks	11,420,739	—	—	11,420,739
Money Market Funds	24,910,450	—	—	24,910,450
Total Investments in Securities	2,001,822,046	—	—	2,001,822,046
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,596,878,634)	$1,976,911,596
Affiliated issuers (cost $24,910,450)	24,910,450
Receivable for:
Dividends	1,890,766
Prepaid expenses	5,272
Total assets	2,003,718,084
Liabilities
Payable for:
Investments purchased	1,172,952
Capital shares purchased	1,648,828
Management services fees	36,914
Distribution and/or service fees	410
Service fees	11,383
Compensation of board members	76,107
Compensation of chief compliance officer	365
Other expenses	32,011
Total liabilities	2,978,970
Net assets applicable to outstanding capital stock	$2,000,739,114
Represented by
Trust capital	$2,000,739,114
Total - representing net assets applicable to outstanding capital stock	$2,000,739,114
Class 1
Net assets	$1,913,997,802
Shares outstanding	64,600,901
Net asset value per share	$29.63
Class 2
Net assets	$34,020,151
Shares outstanding	1,178,312
Net asset value per share	$28.87
Class 3
Net assets	$52,721,161
Shares outstanding	1,804,173
Net asset value per share	$29.22
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	11

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$52,932,250
Dividends — affiliated issuers	288,045
Interfund lending	171
Foreign taxes withheld	(131,681)
Total income	53,088,785
Expenses:
Management services fees	11,166,412
Distribution and/or service fees
Class 2	72,017
Class 3	58,800
Service fees	71,897
Compensation of board members	39,634
Custodian fees	12,931
Printing and postage fees	17,787
Audit fees	29,556
Legal fees	24,169
Interest on interfund lending	10
Compensation of chief compliance officer	355
Other	39,847
Total expenses	11,533,415
Net investment income	41,555,370
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	77,970,169
Investments — affiliated issuers	4,487
Net realized gain	77,974,656
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	13,719,553
Investments — affiliated issuers	593
Net change in unrealized appreciation (depreciation)	13,720,146
Net realized and unrealized gain	91,694,802
Net increase in net assets resulting from operations	$133,250,172
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$41,555,370	$22,020,456
Net realized gain	77,974,656	94,040,356
Net change in unrealized appreciation (depreciation)	13,720,146	184,535,796
Net increase in net assets resulting from operations	133,250,172	300,596,608
Increase (decrease) in net assets from capital stock activity	535,888,605	(144,844,810)
Total increase in net assets	669,138,777	155,751,798
Net assets at beginning of year	1,331,600,337	1,175,848,539
Net assets at end of year	$2,000,739,114	$1,331,600,337

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	30,035,699	807,449,628	3,426,100	83,702,508
Redemptions	(10,319,758)	(264,310,442)	(9,033,221)	(225,698,866)
Net increase (decrease)	19,715,941	543,139,186	(5,607,121)	(141,996,358)
Class 2
Subscriptions	147,439	3,614,311	204,001	4,934,242
Redemptions	(183,270)	(4,360,325)	(140,820)	(3,434,395)
Net increase (decrease)	(35,831)	(746,014)	63,181	1,499,847
Class 3
Subscriptions	190,749	4,916,385	140,619	3,427,384
Redemptions	(471,351)	(11,420,952)	(316,641)	(7,775,683)
Net decrease	(280,602)	(6,504,567)	(176,022)	(4,348,299)
Total net increase (decrease)	19,399,508	535,888,605	(5,719,962)	(144,844,810)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$27.67	0.64	1.32	1.96
Year Ended 12/31/2019	$21.83	0.43	5.41	5.84
Year Ended 12/31/2018	$24.87	0.40	(3.44)	(3.04)
Year Ended 12/31/2017	$20.56	0.30	4.01	4.31
Year Ended 12/31/2016	$17.14	0.26	3.16	3.42
Class 2
Year Ended 12/31/2020	$27.03	0.56	1.28	1.84
Year Ended 12/31/2019	$21.38	0.36	5.29	5.65
Year Ended 12/31/2018	$24.42	0.33	(3.37)	(3.04)
Year Ended 12/31/2017	$20.23	0.24	3.95	4.19
Year Ended 12/31/2016	$16.91	0.22	3.10	3.32
Class 3
Year Ended 12/31/2020	$27.32	0.59	1.31	1.90
Year Ended 12/31/2019	$21.59	0.39	5.34	5.73
Year Ended 12/31/2018	$24.62	0.36	(3.39)	(3.03)
Year Ended 12/31/2017	$20.38	0.27	3.97	4.24
Year Ended 12/31/2016	$17.01	0.24	3.13	3.37

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$29.63	7.08%	0.71%(c)	0.71%(c)	2.59%	29%	$1,913,998
Year Ended 12/31/2019	$27.67	26.75%	0.73%(c)	0.73%(c)	1.73%	11%	$1,241,829
Year Ended 12/31/2018	$21.83	(12.22%)	0.73%	0.73%	1.60%	16%	$1,102,434
Year Ended 12/31/2017	$24.87	20.96%	0.76%	0.75%	1.35%	8%	$1,322,918
Year Ended 12/31/2016	$20.56	19.95%	0.82%	0.77%	1.49%	26%	$1,046,757
Class 2
Year Ended 12/31/2020	$28.87	6.81%	0.96%(c)	0.96%(c)	2.32%	29%	$34,020
Year Ended 12/31/2019	$27.03	26.43%	0.98%(c)	0.98%(c)	1.48%	11%	$32,815
Year Ended 12/31/2018	$21.38	(12.45%)	0.98%	0.98%	1.36%	16%	$24,610
Year Ended 12/31/2017	$24.42	20.71%	1.01%	1.00%	1.10%	8%	$22,501
Year Ended 12/31/2016	$20.23	19.63%	1.07%	1.02%	1.25%	26%	$15,026
Class 3
Year Ended 12/31/2020	$29.22	6.95%	0.83%(c)	0.83%(c)	2.40%	29%	$52,721
Year Ended 12/31/2019	$27.32	26.54%	0.86%(c)	0.86%(c)	1.61%	11%	$56,957
Year Ended 12/31/2018	$21.59	(12.31%)	0.85%	0.85%	1.48%	16%	$48,804
Year Ended 12/31/2017	$24.62	20.81%	0.89%	0.88%	1.22%	8%	$56,053
Year Ended 12/31/2016	$20.38	19.81%	0.95%	0.89%	1.39%	26%	$45,889
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	15

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	17

Notes to Financial Statements  (continued)
December 31, 2020
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.69% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
18	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Transactions with affiliates
For the year ended December 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $74,691,934 and $0, respectively.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.72%	0.73%
Class 2	0.97	0.98
Class 3	0.845	0.855
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,035,439,626 and $452,936,421, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	500,000	0.73	1
Lender	1,700,000	1.11	4
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
20	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 99.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Large Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	23

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
24	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
26	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	27

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
28	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020	29

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
30	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2020

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Columbia Variable Portfolio – Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6472 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Core Equity Fund
This Fund is closed to new investors.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Core Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Core Equity Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Columbia Variable Portfolio — Core Equity Fund	09/10/04	14.46	13.39	13.99
S&P 500 Index		18.40	15.22	13.88
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Variable Portfolio – Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	10.4
Consumer Discretionary	12.0
Consumer Staples	6.4
Energy	2.1
Financials	10.6
Health Care	13.9
Industrials	8.8
Information Technology	28.1
Materials	2.8
Real Estate	2.3
Utilities	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2020, the Fund’s shares gained 14.46%. The Fund produced solid double-digit absolute gains but underperformed the S&P 500 Index, which rose 18.40% for the same time period.
Market overview
In the first months of 2020, global financial markets were battered by news concerning the spread of COVID-19. Before the last full week of March, the S&P 500 Index had declined by approximately 30% since hitting its peak on February 19. For the first quarter overall, the S&P 500 Index fell 19.60%, even after moving sharply higher during a three-day rally in late March on news the U.S. federal government had passed a massive $2.2 trillion stimulus bill. Additionally, the U.S. Federal Reserve (the Fed) took swift and substantial action as did other central banks around the world. The Fed announced “unlimited” quantitative easing and enormous support for credit markets and reduced its targeted federal funds rate to zero. As expected, the impact of the pandemic included a significant rise in U.S. unemployment.
U.S. equities then rose in the subsequent three quarters of the annual period, reflecting the strong rebound in investor sentiment from the fear-driven market of the first quarter. However, in September 2020, the U.S. equity markets declined. Headwinds included an unwinding of extended valuations, delays to additional fiscal stimulus, uncertainty around the then-upcoming U.S. presidential elections, and the threat of a second wave of COVID-19 and its accompanying lockdowns. The sell-off, which continued in October, was marked by increased volatility. November and December 2020 saw a robust rally in U.S. equity markets on positive COVID-19 vaccine news. Also, a contested U.S. presidential election was officially resolved in mid-December when the electoral college confirmed Joe Biden’s victory, removing a source of uncertainty that had weighed on the markets. Equity markets also floated higher in the last few days of the fourth quarter on the hopes and then delivery of a fifth round of fiscal stimulus from Washington D.C. Investors were further cheered by indications the Fed would keep interest rates near zero indefinitely. Even adverse headlines —including another round of lockdowns and the emergence of a new COVID-19 strain — did little to diminish investors’ enthusiasm.
For the annual period overall, growth strategies significantly outperformed value strategies across the capitalization spectrum, although the value style outperformed growth in the fourth quarter of 2020 in a reversal of a trend that had lasted for 13 of the last 14 quarters, with the exception being the fourth quarter of 2018. Large-cap stocks modestly outperformed their smaller cap counterparts. The Russell 1000® Index returned 20.96% compared to the 19.96% return of the Russell 2000® Index for the annual period. Stocks characterized by high momentum, high growth and high profitability were also in favor during the annual period. Conversely, high earnings yield and deep value characteristics detracted during the annual period.
We divide the metrics for our stock selection model into three broad categories — quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the stock selection model’s performance was negative overall. While the quality and catalyst themes performed well, they were more than offset by the negative guidance of the value theme. Of our 22 industry-specific models, 12 underperformed the S&P 500 Index, with industrials-transportation, information technology-semiconductors and health care-products detracting most. Consumer discretionary-autos & durables, industrials-capital goods and health care-services were the biggest positive contributors during the annual period.
The Fund’s notable detractors during the period
•	As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did detract, albeit modestly, from relative performance during the annual period.
•	Stock selection in the information technology sector was the primary detractor from the Fund’s relative performance, followed at some distance by consumer staples and health care.
•	Among the individual stocks detracting most from relative performance were semiconductor bellwether Intel and domestic airline Southwest Airlines.
○	Intel’s shares fell, as the company was plagued during the annual period by production process delays and a drop in data center sales. The portfolio’s overweight position in Intel was established based on strong value and catalyst metrics, but the models provided negative stock selection guidance.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
○	Southwest Airlines, like others in the industry, suffered, as both leisure and business air traffic demand cratered due to the COVID-19 pandemic. While its shares recovered a bit since mid-year 2020, they ended down for the year. The portfolio’s overweight position in Southwest Airlines was established based on our value and quality themes, but the models delivered negative guidance.
•	The portfolio’s underweight positions in information technology giant Apple and e-commerce behemoth Amazon.com also detracted.
○	Shares of Apple enjoyed robust gains during the annual period on heightened demand amid the work-at-home, stay-at-home lifestyle most have been experiencing since the outbreak of the COVID-19 pandemic. The portfolio’s underweight position in Apple, however, was due to stock selection guidance by our value theme, which indicated the company’s stock had grown expensive. We maintained an underweight position but did increase the Fund’s position in Apple later in the annual period.
○	Shares of Amazon.com soared, as the company was among the biggest beneficiaries of the COVID-19 pandemic’s stay-at-home trend, reporting robust strength in revenues from e-commerce, subscription services and its Amazon Web Services division. The portfolio’s underweight in Amazon.com was established based on a weak value theme score and a neutral quality score.
The Fund’s notable contributors during the period
•	Stock selection in the real estate, communication services and financials sectors contributed most positively to the Fund’s relative performance during the annual period.
•	Among the Fund’s greatest individual positive contributors were QUALCOMM, which operates as a multinational semiconductor and telecommunications equipment company, and Fortinet, which provides network security software and systems services.
○	QUALCOMM’s shares rallied during the annual period due to strong handset demand for cellphones and given its exposure to 5G technology adoption. The portfolio’s overweight position in QUALCOMM was held based on high scores from all three of our stock selection themes — quality, catalyst and value.
○	Shares of Fortinet rose on the company’s reports of solid earnings that beat consensus estimates throughout the annual period. The cybersecurity firm’s stock also rallied after a prominent Russian cyberattack, targeting government agencies and corporations, made headlines. The portfolio’s overweight position in Fortinet was favored by all three of our models, which delivered effective stock selection guidance.
•	An underweight position in integrated energy company Exxon Mobil also contributed positively to the Fund’s relative results during the annual period. Exxon Mobil’s shares fell significantly, as did a majority of energy stocks, as both lower demand globally amid the COVID-19 pandemic and the supply shock caused by the Russia-OPEC production war early in the calendar year drove a plunge in crude oil prices. The decision to underweight the position in Exxon Mobil was due primarily to a strong negative catalyst score and, to a lesser degree, to neutral to slightly negative guidance provided by our quality and value themes.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract (Contract). The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – Core Equity Fund	1,000.00	1,000.00	1,174.90	1,023.13	2.19	2.03	0.40
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 10.3%
Diversified Telecommunication Services 0.9%
Verizon Communications, Inc.	29,200	1,715,500
Entertainment 2.2%
Activision Blizzard, Inc.	12,800	1,188,480
Electronic Arts, Inc.	22,900	3,288,440
Total		4,476,920
Interactive Media & Services 6.9%
Alphabet, Inc., Class A(a)	5,075	8,894,648
Facebook, Inc., Class A(a)	18,000	4,916,880
Total		13,811,528
Media 0.3%
Interpublic Group of Companies, Inc. (The)	27,900	656,208
Total Communication Services		20,660,156
Consumer Discretionary 12.0%
Automobiles 0.7%
Tesla Motors, Inc.(a)	1,900	1,340,773
Hotels, Restaurants & Leisure 1.2%
Darden Restaurants, Inc.	6,400	762,368
Domino’s Pizza, Inc.	475	182,144
Hilton Worldwide Holdings, Inc.	13,000	1,446,380
Total		2,390,892
Household Durables 1.2%
Newell Brands, Inc.	16,700	354,541
PulteGroup, Inc.	50,600	2,181,872
Total		2,536,413
Internet & Direct Marketing Retail 3.9%
Amazon.com, Inc.(a)	2,012	6,552,943
Etsy, Inc.(a)	6,900	1,227,579
Total		7,780,522
Multiline Retail 1.7%
Target Corp.	19,000	3,354,070
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 3.1%
Best Buy Co., Inc.	24,900	2,484,771
Home Depot, Inc. (The)	3,175	843,343
Lowe’s Companies, Inc.	18,000	2,889,180
Total		6,217,294
Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc.	27,800	405,324
Total Consumer Discretionary		24,025,288
Consumer Staples 6.3%
Food & Staples Retailing 1.5%
Kroger Co. (The)	94,700	3,007,672
Food Products 0.6%
General Mills, Inc.	15,400	905,520
Kraft Heinz Co. (The)	7,800	270,348
Total		1,175,868
Household Products 1.6%
Kimberly-Clark Corp.	11,750	1,584,252
Procter & Gamble Co. (The)	12,300	1,711,422
Total		3,295,674
Tobacco 2.6%
Altria Group, Inc.	89,015	3,649,615
Philip Morris International, Inc.	19,700	1,630,963
Total		5,280,578
Total Consumer Staples		12,759,792
Energy 2.1%
Oil, Gas & Consumable Fuels 2.1%
Chevron Corp.	1,245	105,140
ConocoPhillips Co.	31,545	1,261,485
EOG Resources, Inc.	12,500	623,375
HollyFrontier Corp.	68,900	1,781,065
Valero Energy Corp.	6,835	386,656
Total		4,157,721
Total Energy		4,157,721
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 10.5%
Banks 3.9%
Citigroup, Inc.	70,500	4,347,030
Citizens Financial Group, Inc.	97,300	3,479,448
Total		7,826,478
Capital Markets 4.6%
BlackRock, Inc.	5,610	4,047,839
Morgan Stanley	26,300	1,802,339
S&P Global, Inc.	5,975	1,964,162
State Street Corp.	16,900	1,229,982
T. Rowe Price Group, Inc.	1,950	295,211
Total		9,339,533
Insurance 2.0%
Allstate Corp. (The)	34,000	3,737,620
MetLife, Inc.	4,600	215,970
Total		3,953,590
Total Financials		21,119,601
Health Care 13.8%
Biotechnology 2.1%
AbbVie, Inc.	15,430	1,653,324
Alexion Pharmaceuticals, Inc.(a)	5,140	803,074
BioMarin Pharmaceutical, Inc.(a)	7,550	662,059
Vertex Pharmaceuticals, Inc.(a)	4,582	1,082,910
Total		4,201,367
Health Care Equipment & Supplies 3.2%
Abbott Laboratories	39,400	4,313,906
Dentsply Sirona, Inc.	16,230	849,803
Hologic, Inc.(a)	12,200	888,526
Medtronic PLC	2,700	316,278
Total		6,368,513
Health Care Providers & Services 3.1%
Cardinal Health, Inc.	10,900	583,804
DaVita, Inc.(a)	5,200	610,480
HCA Healthcare, Inc.	23,800	3,914,148
Humana, Inc.	3,000	1,230,810
Total		6,339,242
Life Sciences Tools & Services 0.7%
Thermo Fisher Scientific, Inc.	2,850	1,327,473
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 4.7%
Bristol-Myers Squibb Co.	37,400	2,319,922
Johnson & Johnson	33,800	5,319,444
Merck & Co., Inc.	21,800	1,783,240
Total		9,422,606
Total Health Care		27,659,201
Industrials 8.7%
Airlines 0.3%
Delta Air Lines, Inc.	6,000	241,260
Southwest Airlines Co.	5,600	261,016
Total		502,276
Building Products 0.5%
Fortune Brands Home & Security, Inc.	12,100	1,037,212
Construction & Engineering 1.0%
Quanta Services, Inc.	28,000	2,016,560
Electrical Equipment 1.9%
Eaton Corp. PLC	32,000	3,844,480
Machinery 2.3%
Deere & Co.	13,800	3,712,890
Parker-Hannifin Corp.	1,275	347,323
Pentair PLC	5,500	291,995
Snap-On, Inc.	1,700	290,938
Total		4,643,146
Professional Services 0.4%
Robert Half International, Inc.	13,400	837,232
Road & Rail 2.3%
CSX Corp.	10,100	916,575
Norfolk Southern Corp.	7,500	1,782,075
Union Pacific Corp.	9,100	1,894,802
Total		4,593,452
Total Industrials		17,474,358
Information Technology 27.8%
Communications Equipment 2.2%
Cisco Systems, Inc.	96,615	4,323,521

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 3.9%
MasterCard, Inc., Class A	15,600	5,568,264
VeriSign, Inc.(a)	10,355	2,240,822
Total		7,809,086
Semiconductors & Semiconductor Equipment 4.6%
Advanced Micro Devices, Inc.(a)	4,300	394,353
Broadcom, Inc.	10,450	4,575,533
Intel Corp.	60,400	3,009,128
KLA Corp.	5,100	1,320,441
Total		9,299,455
Software 10.8%
Adobe, Inc.(a)	6,225	3,113,247
Autodesk, Inc.(a)	13,450	4,106,823
Cadence Design Systems, Inc.(a)	3,100	422,933
Fortinet, Inc.(a)	23,500	3,490,455
Microsoft Corp.	47,780	10,627,228
Total		21,760,686
Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc.(b)	96,080	12,748,855
Total Information Technology		55,941,603
Materials 2.8%
Chemicals 1.3%
Dow, Inc.	25,400	1,409,700
LyondellBasell Industries NV, Class A	7,300	669,118
Mosaic Co. (The)	23,200	533,832
Total		2,612,650
Containers & Packaging 0.2%
International Paper Co.	8,000	397,760
Metals & Mining 1.3%
Newmont Corp.	38,100	2,281,809
Nucor Corp.	5,900	313,821
Total		2,595,630
Total Materials		5,606,040
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 2.2%
American Tower Corp.	5,315	1,193,005
Equinix, Inc.	1,690	1,206,964
Prologis, Inc.	8,300	827,178
Weyerhaeuser Co.	38,100	1,277,493
Total		4,504,640
Total Real Estate		4,504,640
Utilities 2.6%
Electric Utilities 1.7%
Exelon Corp.	21,800	920,396
NRG Energy, Inc.	67,500	2,534,625
Total		3,455,021
Independent Power and Renewable Electricity Producers 0.6%
AES Corp. (The)	49,400	1,160,900
Multi-Utilities 0.3%
DTE Energy Co.	2,300	279,243
Sempra Energy	3,050	388,600
Total		667,843
Total Utilities		5,283,764
Total Common Stocks (Cost $150,369,588)		199,192,164

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(c),(d)	1,796,504	1,796,325
Total Money Market Funds (Cost $1,796,325)		1,796,325
Total Investments in Securities (Cost: $152,165,913)		200,988,489
Other Assets & Liabilities, Net		13,936
Net Assets		201,002,425

At December 31, 2020, securities and/or cash totaling $238,842 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	12	03/2021	USD	2,249,280	52,680	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	2,398,346	24,160,995	(24,763,042)	26	1,796,325	96	12,219	1,796,504
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	20,660,156	—	—	20,660,156
Consumer Discretionary	24,025,288	—	—	24,025,288
Consumer Staples	12,759,792	—	—	12,759,792
Energy	4,157,721	—	—	4,157,721
Financials	21,119,601	—	—	21,119,601
Health Care	27,659,201	—	—	27,659,201
Industrials	17,474,358	—	—	17,474,358
Information Technology	55,941,603	—	—	55,941,603
Materials	5,606,040	—	—	5,606,040
Real Estate	4,504,640	—	—	4,504,640
Utilities	5,283,764	—	—	5,283,764
Total Common Stocks	199,192,164	—	—	199,192,164
Money Market Funds	1,796,325	—	—	1,796,325
Total Investments in Securities	200,988,489	—	—	200,988,489
Investments in Derivatives
Asset
Futures Contracts	52,680	—	—	52,680
Total	201,041,169	—	—	201,041,169
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $150,369,588)	$199,192,164
Affiliated issuers (cost $1,796,325)	1,796,325
Receivable for:
Dividends	246,559
Foreign tax reclaims	392
Variation margin for futures contracts	14,760
Expense reimbursement due from Investment Manager	211
Prepaid expenses	1,858
Total assets	201,252,269
Liabilities
Payable for:
Capital shares purchased	179,548
Management services fees	2,186
Compensation of board members	46,572
Compensation of chief compliance officer	41
Audit fees	14,750
Other expenses	6,747
Total liabilities	249,844
Net assets applicable to outstanding capital stock	$201,002,425
Represented by
Trust capital	$201,002,425
Total - representing net assets applicable to outstanding capital stock	$201,002,425
Shares outstanding	7,091,873
Net asset value per share	28.34
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	13

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$3,714,661
Dividends — affiliated issuers	12,219
Total income	3,726,880
Expenses:
Management services fees	735,130
Compensation of board members	18,395
Custodian fees	11,221
Printing and postage fees	15,104
Audit fees	29,500
Legal fees	10,139
Compensation of chief compliance officer	39
Other	9,151
Total expenses	828,679
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(91,982)
Total net expenses	736,697
Net investment income	2,990,183
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,833,586
Investments — affiliated issuers	96
Futures contracts	397,048
Net realized gain	10,230,730
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	11,816,440
Investments — affiliated issuers	26
Futures contracts	1,552
Net change in unrealized appreciation (depreciation)	11,818,018
Net realized and unrealized gain	22,048,748
Net increase in net assets resulting from operations	$25,038,931
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$2,990,183	$3,210,277
Net realized gain	10,230,730	17,503,767
Net change in unrealized appreciation (depreciation)	11,818,018	21,895,304
Net increase in net assets resulting from operations	25,038,931	42,609,348
Decrease in net assets from capital stock activity	(20,314,370)	(24,669,900)
Total increase in net assets	4,724,561	17,939,448
Net assets at beginning of year	196,277,864	178,338,416
Net assets at end of year	$201,002,425	$196,277,864

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	11,712	262,728	20,175	477,629
Redemptions	(848,126)	(20,577,098)	(1,109,783)	(25,147,529)
Total net decrease	(836,414)	(20,314,370)	(1,089,608)	(24,669,900)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per share data
Net asset value, beginning of period	$24.76	$19.78	$20.45	$16.39	$15.12
Income from investment operations:
Net investment income	0.40	0.38	0.36	0.38	0.31
Net realized and unrealized gain (loss)	3.18	4.60	(1.03)	3.68	0.96
Total from investment operations	3.58	4.98	(0.67)	4.06	1.27
Net asset value, end of period	$28.34	$24.76	$19.78	$20.45	$16.39
Total return	14.46%	25.18%	(3.28)%	24.77%	8.40%
Ratios to average net assets
Total gross expenses(a)	0.45%	0.45%	0.44%	0.45%	0.45%
Total net expenses(a),(b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.63%	1.67%	1.67%	2.08%	2.01%
Supplemental data
Portfolio turnover	72%	66%	73%	66%	76%
Net assets, end of period (in thousands)	$201,002	$196,278	$178,338	$211,730	$191,013

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B, issued by RiverSource Life Insurance Company (Participating Insurance Companies), and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	17

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
18	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	52,680*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	397,048

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,552
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,380,498

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
20	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund’s income and losses. The components of the Fund’s net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund did not pay any fees to the Transfer Agent during the reporting period.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) indefinitely, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.40% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $131,056,812 and $147,386,773, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
22	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
24	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
28	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
30	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2020	33

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Columbia Variable Portfolio – Core Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6347 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Income Opportunities Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Income Opportunities Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Income Opportunities Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2004
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	5.90	7.01	6.39
Class 2	05/03/10	5.67	6.77	6.16
Class 3	06/01/04	5.74	6.86	6.25
ICE BofA BB-B US Cash Pay High Yield Constrained Index		6.32	8.03	6.63
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The ICE BofA BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	0.0(a)
Corporate Bonds & Notes	95.3
Foreign Government Obligations	0.2
Money Market Funds	2.4
Senior Loans	2.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2020)
BBB rating	2.3
BB rating	51.0
B rating	42.2
CCC rating	4.2
CC rating	0.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 48.07% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 5.67%. The Fund’s benchmark, the unmanaged ICE BofA BB-B US Cash Pay High Yield Constrained Index, returned 6.32%.
Market overview
In a year of unprecedented market volatility, high-yield bonds posted returns in line with coupon yields. Higher quality issuers outperformed, with BB, B and CCC high-yield bonds returning 8.02%, 3.05% and 4.33%, respectively. After interest rate spreads for high-yield bonds had narrowed as much as since the 2008-2009 financial crisis, fixed-income yields soared and bond prices sharply declined during the first quarter of 2020 as the onset of the COVID-19 pandemic and subsequent lockdowns morphed into a global economic crisis. From there, following historic U.S. Federal Reserve (Fed) interventions and significant fiscal stimulus, high-yield bonds rallied in light of gradual reopening activity and normalization, and successful vaccine announcements late in the year. Declines in rates over the last nine months of 2020 helped to boost high-yield returns as yields of 10-year U.S. Treasuries ended the year approximately one percentage point lower, at 0.92%. The speed of both the initial market decline and the subsequent recovery was unprecedented.
In our view, the Fed’s intervention to stabilize credit markets was one of the most notable developments over the 12-month period. On March 23, the Fed announced its primary and secondary liquidity facilities as well as its intentions to purchase investment grade bonds. Soon after, the Fed stated that it would purchase high-yield bonds as well. While the Fed’s bond purchase program ended on December 31, and the number of bonds purchased was minimal compared to overall high-yield market size, the message that the Fed would do whatever was necessary to ensure that markets maintained their normal functioning was powerful, and well received by investors.
Also in March, oil prices collapsed dramatically on reduced demand and a surprise increase in Saudi Arabia’s production. Given the dramatic declines in oil prices, it was unsurprising that energy was the worst performing high-yield sector, with a -6.4% return for the year. Other underperforming sectors were those more directly impacted by COVID-19 such as leisure, real estate, services and transportation. Outperforming sectors during the period included banking, consumer goods, automotive, basic industry and health care.
Aside from the challenging liquidity situation for high-yield bonds during March and April, the supply/demand environment for high-yield bonds was generally favorable over the full 12-month period, as strong demand helped the market to absorb record new issuance. In addition, high-yield bond defaults increased significantly in 2020, but remained below historic highs. Without the actions of the Fed and the rapid fiscal stimulus that buoyed markets, we believe that the high-yield default rate for the year would likely have been significantly higher.
The Fund’s notable contributors during the period
•	Positioning within the energy sector was the most notable contributor to results, as security selection in the gas distribution (midstream) sub-sector added to performance.
•	Security selection was positive within air transportation, aerospace/defense and metals/mining.
The Fund’s notable detractors during the period
•	Issue selection within support-services, telecom-wireline, energy-exploration & production, and investments & miscellaneous financial services weighed on the Fund’s results during the period.
•	An underweight to banking detracted from performance.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Derivatives usage
The Fund used swap contracts during the period to gain exposure to high-yield credit markets while maintaining liquidity. On a stand-alone basis, these derivative securities had a negative impact.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,103.80	1,021.77	3.54	3.40	0.67
Class 2	1,000.00	1,000.00	1,103.30	1,020.51	4.86	4.67	0.92
Class 3	1,000.00	1,000.00	1,101.80	1,021.11	4.23	4.06	0.80
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Haights Cross Communications, Inc.(a),(b),(c)	27,056	0
Loral Space & Communications, Inc.	6	126
Ziff Davis Holdings, Inc.(a),(b),(c)	553	6
Total		132
Total Communication Services		132
Consumer Discretionary 0.0%
Auto Components 0.0%
Lear Corp.	470	74,744
Total Consumer Discretionary		74,744
Industrials 0.0%
Commercial Services & Supplies 0.0%
Quad/Graphics, Inc.	1,277	4,878
Total Industrials		4,878
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c)	6,049,000	0
Total Utilities		0
Total Common Stocks (Cost $331,986)		79,754

Corporate Bonds & Notes 93.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.5%
Moog, Inc.(d)
12/15/2027	4.250%	447,000	467,463
TransDigm, Inc.(d)
12/15/2025	8.000%	745,000	822,367
03/15/2026	6.250%	2,013,000	2,145,133
TransDigm, Inc.
06/15/2026	6.375%	1,989,000	2,058,808
Total			5,493,771
Airlines 1.5%
American Airlines, Inc.(d)
07/15/2025	11.750%	474,000	546,814
Delta Air Lines, Inc.(d)
05/01/2025	7.000%	607,000	703,040
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Delta Air Lines, Inc.
01/15/2026	7.375%	159,000	182,165
Delta Air Lines, Inc./SkyMiles IP Ltd.(d)
10/20/2025	4.500%	579,000	620,831
10/20/2028	4.750%	1,343,000	1,466,475
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(d)
06/20/2027	6.500%	1,793,278	1,936,158
Total			5,455,483
Automotive 2.6%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	50,000	52,623
Clarios Global LP(d)
05/15/2025	6.750%	311,000	335,103
Ford Motor Co.
04/21/2023	8.500%	271,000	304,746
04/22/2025	9.000%	600,000	735,747
04/22/2030	9.625%	81,000	114,560
Ford Motor Credit Co. LLC
10/12/2021	3.813%	562,000	568,891
03/18/2024	5.584%	1,146,000	1,239,684
11/01/2024	4.063%	400,000	419,790
06/16/2025	5.125%	512,000	556,312
11/13/2025	3.375%	999,000	1,020,743
08/17/2027	4.125%	1,027,000	1,073,655
11/13/2030	4.000%	713,000	749,125
IAA Spinco, Inc.(d)
06/15/2027	5.500%	179,000	189,740
KAR Auction Services, Inc.(d)
06/01/2025	5.125%	751,000	772,333
Panther BF Aggregator 2 LP/Finance Co., Inc.(d)
05/15/2026	6.250%	334,000	358,307
05/15/2027	8.500%	511,000	554,403
Tenneco, Inc.(d)
01/15/2029	7.875%	228,000	255,998
Total			9,301,760
Banking 0.3%
Ally Financial, Inc.
05/01/2025	5.800%	930,000	1,109,975
Brokerage/Asset Managers/Exchanges 0.1%
AG Issuer LLC(d)
03/01/2028	6.250%	249,000	253,429
NFP Corp.(d)
05/15/2025	7.000%	229,000	247,296
Total			500,725
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 1.1%
American Builders & Contractors Supply Co., Inc.(d)
01/15/2028	4.000%	2,214,000	2,300,657
Beacon Roofing Supply, Inc.(d)
11/01/2025	4.875%	566,000	579,326
11/15/2026	4.500%	514,000	535,279
Core & Main LP(d)
08/15/2025	6.125%	210,000	216,344
Interface, Inc.(d)
12/01/2028	5.500%	134,000	141,193
James Hardie International Finance DAC(d)
01/15/2025	4.750%	308,000	315,315
Total			4,088,114
Cable and Satellite 8.5%
Cable One, Inc.(d)
11/15/2030	4.000%	338,000	351,389
CCO Holdings LLC/Capital Corp.(d)
05/01/2027	5.125%	4,765,000	5,052,616
06/01/2029	5.375%	499,000	547,405
03/01/2030	4.750%	2,341,000	2,526,194
02/01/2031	4.250%	394,000	415,152
CSC Holdings LLC(d)
02/01/2028	5.375%	1,199,000	1,281,209
02/01/2029	6.500%	3,276,000	3,695,360
01/15/2030	5.750%	1,208,000	1,324,048
02/15/2031	3.375%	341,000	336,259
DISH DBS Corp.
11/15/2024	5.875%	1,443,000	1,512,268
07/01/2026	7.750%	2,877,000	3,220,604
Radiate Holdco LLC/Finance, Inc.(d)
09/15/2026	4.500%	584,000	602,214
Sirius XM Radio, Inc.(d)
07/15/2024	4.625%	393,000	407,382
07/15/2026	5.375%	1,292,000	1,349,938
07/01/2030	4.125%	1,209,000	1,286,758
Virgin Media Finance PLC(d)
07/15/2030	5.000%	878,000	914,105
Virgin Media Secured Finance PLC(d)
05/15/2029	5.500%	1,559,000	1,691,360
Ziggo BV(d)
01/15/2027	5.500%	3,693,000	3,870,647
01/15/2030	4.875%	340,000	357,348
Total			30,742,256
Chemicals 2.3%
Axalta Coating Systems LLC(d)
02/15/2029	3.375%	571,000	573,401
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Axalta Coating Systems LLC/Dutch Holding B BV(d)
06/15/2027	4.750%	707,000	751,245
Element Solutions, Inc.(d)
09/01/2028	3.875%	1,057,000	1,087,526
HB Fuller Co.
10/15/2028	4.250%	326,000	334,798
Illuminate Buyer LLC/Holdings IV, Inc.(d)
07/01/2028	9.000%	104,000	114,921
INEOS Group Holdings SA(d)
08/01/2024	5.625%	520,000	527,675
Ingevity Corp.(d)
11/01/2028	3.875%	872,000	876,277
Innophos Holdings, Inc.(d)
02/15/2028	9.375%	417,000	459,645
Minerals Technologies, Inc.(d)
07/01/2028	5.000%	477,000	499,581
PQ Corp.(d)
12/15/2025	5.750%	921,000	944,451
SPCM SA(d)
09/15/2025	4.875%	669,000	689,703
Starfruit Finco BV/US Holdco LLC(d)
10/01/2026	8.000%	777,000	828,331
WR Grace & Co.(d)
06/15/2027	4.875%	714,000	759,213
Total			8,446,767
Construction Machinery 1.1%
H&E Equipment Services, Inc.(d)
12/15/2028	3.875%	1,056,000	1,067,035
Herc Holdings, Inc.(d)
07/15/2027	5.500%	777,000	830,090
Ritchie Bros. Auctioneers, Inc.(d)
01/15/2025	5.375%	301,000	309,607
United Rentals North America, Inc.
09/15/2026	5.875%	1,636,000	1,731,426
Total			3,938,158
Consumer Cyclical Services 2.9%
APX Group, Inc.
12/01/2022	7.875%	2,681,000	2,686,381
11/01/2024	8.500%	2,530,000	2,666,311
Arches Buyer, Inc.(d)
06/01/2028	4.250%	266,000	269,446
ASGN, Inc.(d)
05/15/2028	4.625%	755,000	785,908

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Expedia Group, Inc.(d)
05/01/2025	6.250%	123,000	142,654
05/01/2025	7.000%	61,000	66,948
08/01/2027	4.625%	636,000	710,578
Frontdoor, Inc.(d)
08/15/2026	6.750%	330,000	352,348
Match Group, Inc.(d)
06/01/2028	4.625%	497,000	521,087
Staples, Inc.(d)
04/15/2026	7.500%	665,000	693,775
04/15/2027	10.750%	179,000	177,907
Uber Technologies, Inc.(d)
05/15/2025	7.500%	723,000	780,388
01/15/2028	6.250%	460,000	500,212
Total			10,353,943
Consumer Products 1.5%
CD&R Smokey Buyer, Inc.(d)
07/15/2025	6.750%	496,000	530,958
Mattel, Inc.(d)
12/15/2027	5.875%	691,000	767,196
Mattel, Inc.
11/01/2041	5.450%	656,000	720,277
Newell Brands, Inc.
06/01/2025	4.875%	270,000	296,715
Prestige Brands, Inc.(d)
03/01/2024	6.375%	1,216,000	1,242,949
01/15/2028	5.125%	339,000	360,933
Scotts Miracle-Gro Co. (The)
10/15/2029	4.500%	185,000	199,075
Spectrum Brands, Inc.
07/15/2025	5.750%	524,000	541,020
Valvoline, Inc.(d)
02/15/2030	4.250%	246,000	261,040
Valvoline, Inc.(d),(e)
06/15/2031	3.625%	385,000	394,829
Total			5,314,992
Diversified Manufacturing 1.5%
BWX Technologies, Inc.(d)
07/15/2026	5.375%	259,000	268,976
06/30/2028	4.125%	602,000	626,840
CFX Escrow Corp.(d)
02/15/2024	6.000%	282,000	292,225
02/15/2026	6.375%	247,000	264,169
MTS Systems Corp.(d)
08/15/2027	5.750%	110,000	119,281
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Resideo Funding, Inc.(d)
11/01/2026	6.125%	1,249,000	1,317,272
TriMas Corp.(d)
10/15/2025	4.875%	126,000	129,150
Vertical US Newco, Inc.(d)
07/15/2027	5.250%	282,000	298,390
WESCO Distribution, Inc.
06/15/2024	5.375%	501,000	513,655
WESCO Distribution, Inc.(d)
06/15/2025	7.125%	815,000	896,076
06/15/2028	7.250%	630,000	715,734
Total			5,441,768
Electric 3.9%
Calpine Corp.(d)
06/01/2026	5.250%	364,000	376,742
02/15/2028	4.500%	758,000	791,685
Clearway Energy Operating LLC
10/15/2025	5.750%	331,000	348,790
09/15/2026	5.000%	519,000	538,829
Clearway Energy Operating LLC(d)
03/15/2028	4.750%	1,006,000	1,077,167
FirstEnergy Corp.
11/15/2031	7.375%	252,000	358,985
07/15/2047	4.850%	378,000	469,965
NextEra Energy Operating Partners LP(d)
07/15/2024	4.250%	984,000	1,055,041
10/15/2026	3.875%	678,000	726,470
09/15/2027	4.500%	2,127,000	2,372,296
NRG Energy, Inc.
01/15/2027	6.625%	457,000	482,885
NRG Energy, Inc.(d)
02/15/2029	3.375%	470,000	481,059
06/15/2029	5.250%	320,000	351,763
02/15/2031	3.625%	935,000	962,320
Pattern Energy Operations LP/Inc.(d)
08/15/2028	4.500%	286,000	302,003
PG&E Corp.
07/01/2028	5.000%	580,000	619,652
TerraForm Power Operating LLC(d)
01/31/2028	5.000%	532,000	597,455
01/15/2030	4.750%	660,000	709,386
Vistra Operations Co. LLC(d)
02/15/2027	5.625%	671,000	713,339
07/31/2027	5.000%	676,000	720,107
Total			14,055,939

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 1.0%
Clean Harbors, Inc.(d)
07/15/2029	5.125%	181,000	197,916
GFL Environmental, Inc.(d)
06/01/2025	4.250%	1,535,000	1,595,947
08/01/2025	3.750%	699,000	716,716
12/15/2026	5.125%	412,000	438,898
08/01/2028	4.000%	508,000	512,520
Waste Pro USA, Inc.(d)
02/15/2026	5.500%	25,000	25,489
Total			3,487,486
Finance Companies 2.4%
Avolon Holdings Funding Ltd.(d)
04/15/2026	4.250%	193,000	208,670
Global Aircraft Leasing Co., Ltd.(d),(f)
09/15/2024	6.500%	512,266	457,144
Navient Corp.
06/15/2022	6.500%	1,023,000	1,079,559
10/25/2024	5.875%	673,000	715,116
Provident Funding Associates LP/Finance Corp.(d)
06/15/2025	6.375%	1,323,000	1,339,333
Quicken Loans LLC/Co-Issuer, Inc.(d)
03/01/2029	3.625%	760,000	775,207
03/01/2031	3.875%	1,271,000	1,318,043
SLM Corp.
10/29/2025	4.200%	429,000	453,557
Springleaf Finance Corp.
03/15/2023	5.625%	1,072,000	1,155,279
03/15/2024	6.125%	978,000	1,069,369
Total			8,571,277
Food and Beverage 3.8%
Aramark Services, Inc.(d)
05/01/2025	6.375%	260,000	277,880
Chobani LLC/Finance Corp., Inc.(d)
11/15/2028	4.625%	272,000	276,004
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	1,912,000	1,964,225
Kraft Heinz Foods Co. (The)(d)
05/15/2027	3.875%	1,069,000	1,151,569
10/01/2049	4.875%	712,000	826,283
Kraft Heinz Foods Co. (The)
06/04/2042	5.000%	763,000	893,663
07/15/2045	5.200%	516,000	611,385
06/01/2046	4.375%	1,109,000	1,195,139
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lamb Weston Holdings, Inc.(d)
11/01/2024	4.625%	352,000	367,959
11/01/2026	4.875%	620,000	647,419
Performance Food Group, Inc.(d)
05/01/2025	6.875%	185,000	198,135
10/15/2027	5.500%	333,000	351,272
Pilgrim’s Pride Corp.(d)
03/15/2025	5.750%	673,000	690,604
09/30/2027	5.875%	660,000	715,537
Post Holdings, Inc.(d)
03/01/2027	5.750%	1,807,000	1,913,830
01/15/2028	5.625%	431,000	460,393
04/15/2030	4.625%	1,067,000	1,122,320
Total			13,663,617
Gaming 3.9%
Boyd Gaming Corp.(d)
06/01/2025	8.625%	258,000	286,681
Boyd Gaming Corp.
08/15/2026	6.000%	481,000	500,577
12/01/2027	4.750%	688,000	714,152
Caesars Resort Collection LLC/CRC Finco, Inc.(d)
10/15/2025	5.250%	550,000	555,192
CCM Merger, Inc.(d)
05/01/2026	6.375%	565,000	596,551
Colt Merger Sub, Inc.(d)
07/01/2025	5.750%	261,000	276,434
07/01/2025	6.250%	1,579,000	1,681,275
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	796,000	869,592
International Game Technology PLC(d)
02/15/2025	6.500%	1,074,000	1,201,007
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(d)
06/15/2025	4.625%	440,000	471,064
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	383,000	412,708
02/01/2027	5.750%	721,000	808,607
Scientific Games International, Inc.(d)
10/15/2025	5.000%	1,663,000	1,715,123
05/15/2028	7.000%	488,000	523,900
11/15/2029	7.250%	1,054,000	1,155,144
Stars Group Holdings BV/Co-Borrower LLC(d)
07/15/2026	7.000%	484,000	510,136
VICI Properties LP/Note Co., Inc.(d)
12/01/2026	4.250%	569,000	590,670
02/15/2027	3.750%	330,000	337,348
Wynn Las Vegas LLC/Capital Corp.(d)
03/01/2025	5.500%	773,000	807,054

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wynn Resorts Finance LLC/Capital Corp.(d)
04/15/2025	7.750%	173,000	187,308
Total			14,200,523
Health Care 6.3%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	1,063,000	1,088,158
Acadia Healthcare Co., Inc.(d)
07/01/2028	5.500%	151,000	162,337
04/15/2029	5.000%	205,000	218,736
Avantor Funding, Inc.(d)
07/15/2028	4.625%	843,000	896,750
Change Healthcare Holdings LLC/Finance, Inc.(d)
03/01/2025	5.750%	1,529,000	1,556,393
Charles River Laboratories International, Inc.(d)
04/01/2026	5.500%	321,000	336,056
05/01/2028	4.250%	251,000	263,450
CHS/Community Health Systems, Inc.(d)
02/15/2025	6.625%	810,000	852,628
03/15/2026	8.000%	421,000	455,033
03/15/2027	5.625%	220,000	236,363
01/15/2029	6.000%	110,000	118,732
Encompass Health Corp.
02/01/2028	4.500%	553,000	579,349
02/01/2030	4.750%	247,000	264,375
04/01/2031	4.625%	122,000	129,362
HCA, Inc.
09/01/2028	5.625%	2,707,000	3,193,140
09/01/2030	3.500%	824,000	871,242
Hologic, Inc.(d)
02/01/2028	4.625%	290,000	308,088
IQVIA, Inc.(d)
05/15/2027	5.000%	669,000	711,804
RP Escrow Issuer LLC(d)
12/15/2025	5.250%	517,000	540,171
Select Medical Corp.(d)
08/15/2026	6.250%	1,033,000	1,110,945
Syneos Health, Inc.(d)
01/15/2029	3.625%	274,000	274,668
Teleflex, Inc.
06/01/2026	4.875%	368,000	383,063
11/15/2027	4.625%	599,000	643,724
Teleflex, Inc.(d)
06/01/2028	4.250%	246,000	261,479
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.(d)
04/01/2025	7.500%	924,000	1,011,204
01/01/2026	4.875%	1,205,000	1,259,233
11/01/2027	5.125%	3,237,000	3,431,465
10/01/2028	6.125%	1,578,000	1,643,044
Total			22,800,992
Healthcare Insurance 0.9%
Centene Corp.
12/15/2029	4.625%	623,000	690,870
02/15/2030	3.375%	1,064,000	1,119,135
10/15/2030	3.000%	1,267,000	1,338,983
Total			3,148,988
Home Construction 0.7%
Meritage Homes Corp.
04/01/2022	7.000%	491,000	521,442
Shea Homes LP/Funding Corp.(d)
02/15/2028	4.750%	394,000	407,314
04/01/2029	4.750%	122,000	125,807
Taylor Morrison Communities, Inc./Holdings II(d)
04/15/2023	5.875%	824,000	872,390
TRI Pointe Group, Inc.
06/15/2028	5.700%	168,000	189,845
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	339,000	369,327
Total			2,486,125
Independent Energy 7.6%
Apache Corp.
11/15/2025	4.625%	427,000	449,675
11/15/2027	4.875%	569,000	602,283
01/15/2030	4.250%	381,000	399,545
02/01/2042	5.250%	189,000	203,583
04/15/2043	4.750%	89,000	92,318
01/15/2044	4.250%	135,000	133,146
Callon Petroleum Co.
07/01/2026	6.375%	2,061,000	1,066,418
CNX Resources Corp.(d)
03/14/2027	7.250%	856,000	919,537
01/15/2029	6.000%	211,000	216,447
Comstock Resources, Inc.
08/15/2026	9.750%	179,000	193,940
08/15/2026	9.750%	159,000	169,653
Continental Resources, Inc.
01/15/2028	4.375%	198,000	202,842
Continental Resources, Inc.(d)
01/15/2031	5.750%	328,000	364,186
CrownRock LP/Finance, Inc.(d)
10/15/2025	5.625%	1,331,000	1,357,743

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Double Eagle III Midco 1 LLC/Finance Corp.(d)
12/15/2025	7.750%	1,068,000	1,131,593
Encana Corp.
08/15/2034	6.500%	32,000	36,834
Endeavor Energy Resources LP/Finance, Inc.(d)
07/15/2025	6.625%	265,000	283,951
01/30/2028	5.750%	924,000	994,009
EQT Corp.
10/01/2027	3.900%	942,000	934,070
01/15/2029	5.000%	452,000	476,396
EQT Corp.(g)
02/01/2030	8.750%	623,000	764,356
Hilcorp Energy I LP/Finance Co.(d)
10/01/2025	5.750%	838,000	844,691
11/01/2028	6.250%	196,000	200,511
Matador Resources Co.
09/15/2026	5.875%	1,990,000	1,949,458
Newfield Exploration Co.
07/01/2024	5.625%	59,000	63,137
01/01/2026	5.375%	500,000	536,385
Occidental Petroleum Corp.
08/15/2024	2.900%	3,084,000	2,972,471
04/15/2026	3.400%	1,237,000	1,179,179
08/15/2026	3.200%	294,000	274,568
08/15/2029	3.500%	648,000	592,673
09/01/2030	6.625%	936,000	1,015,815
01/01/2031	6.125%	554,000	593,051
04/15/2046	4.400%	1,907,000	1,658,053
Ovintiv, Inc.
11/01/2031	7.200%	75,000	88,178
Parsley Energy LLC/Finance Corp.(d)
10/15/2027	5.625%	497,000	544,169
02/15/2028	4.125%	656,000	699,349
QEP Resources, Inc.
03/01/2026	5.625%	693,000	760,196
SM Energy Co.
06/01/2025	5.625%	268,000	221,549
09/15/2026	6.750%	1,032,000	840,867
01/15/2027	6.625%	983,000	779,043
WPX Energy, Inc.
01/15/2030	4.500%	683,000	724,373
Total			27,530,241
Integrated Energy 0.4%
Cenovus Energy, Inc.
07/15/2025	5.375%	359,000	404,683
04/15/2027	4.250%	452,000	491,530
11/15/2039	6.750%	352,000	458,841
Total			1,355,054
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 2.1%
Carnival Corp.(d)
03/01/2026	7.625%	390,000	424,852
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	388,000	390,162
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(d)
05/01/2025	5.500%	520,000	543,218
10/01/2028	6.500%	296,000	320,420
Cinemark USA, Inc.
06/01/2023	4.875%	1,642,000	1,566,719
Cinemark USA, Inc.(d)
05/01/2025	8.750%	734,000	800,589
Live Nation Entertainment, Inc.(d)
05/15/2027	6.500%	313,000	350,180
NCL Corp Ltd.(d)
03/15/2026	5.875%	259,000	271,811
Royal Caribbean Cruises Ltd.
11/15/2022	5.250%	597,000	600,927
03/15/2028	3.700%	520,000	461,158
Royal Caribbean Cruises Ltd.(d)
06/15/2023	9.125%	725,000	788,416
Silversea Cruise Finance Ltd.(d)
02/01/2025	7.250%	355,000	367,653
Six Flags Entertainment Corp.(d)
07/31/2024	4.875%	484,000	484,482
Viking Cruises Ltd.(d)
05/15/2025	13.000%	171,000	205,029
VOC Escrow Ltd.(d)
02/15/2028	5.000%	191,000	188,521
Total			7,764,137
Lodging 0.5%
Hilton Domestic Operating Co., Inc.(d)
05/01/2025	5.375%	339,000	362,204
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	672,000	697,014
Marriott Ownership Resorts, Inc.
01/15/2028	4.750%	69,000	70,083
Wyndham Hotels & Resorts, Inc.(d)
08/15/2028	4.375%	634,000	659,028
Total			1,788,329
Media and Entertainment 3.9%
Clear Channel International BV(d)
08/01/2025	6.625%	691,000	727,749

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clear Channel Worldwide Holdings, Inc.(d)
08/15/2027	5.125%	1,039,000	1,062,472
Diamond Sports Group LLC/Finance Co.(d)
08/15/2026	5.375%	491,000	398,986
iHeartCommunications, Inc.
05/01/2026	6.375%	471,595	503,736
iHeartCommunications, Inc.(d)
08/15/2027	5.250%	1,011,000	1,065,410
01/15/2028	4.750%	1,251,000	1,283,520
Lamar Media Corp.
02/15/2028	3.750%	343,000	352,501
01/15/2029	4.875%	707,000	752,547
Netflix, Inc.
04/15/2028	4.875%	1,364,000	1,538,488
11/15/2028	5.875%	1,450,000	1,737,214
05/15/2029	6.375%	92,000	114,096
Netflix, Inc.(d)
11/15/2029	5.375%	533,000	627,688
06/15/2030	4.875%	761,000	876,217
Nexstar Broadcasting, Inc.(d)
11/01/2028	4.750%	335,000	350,767
Nielsen Finance LLC/Co.(d)
10/01/2028	5.625%	467,000	507,817
10/01/2030	5.875%	198,000	224,033
Outfront Media Capital LLC/Corp.(d)
08/15/2027	5.000%	424,000	435,018
03/15/2030	4.625%	891,000	908,087
Scripps Escrow II, Inc.(d)
01/15/2029	3.875%	268,000	278,842
TEGNA, Inc.(d)
03/15/2026	4.750%	245,000	261,094
Total			14,006,282
Metals and Mining 3.8%
Alcoa Nederland Holding BV(d)
09/30/2024	6.750%	443,000	461,570
09/30/2026	7.000%	298,000	318,099
Constellium NV(d)
02/15/2026	5.875%	2,189,000	2,245,505
Constellium SE(d)
06/15/2028	5.625%	334,000	359,115
Freeport-McMoRan, Inc.
09/01/2029	5.250%	867,000	963,728
08/01/2030	4.625%	826,000	910,003
03/15/2043	5.450%	2,398,000	2,986,114
Hudbay Minerals, Inc.(d)
01/15/2025	7.625%	811,000	844,025
04/01/2029	6.125%	1,736,000	1,877,311
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novelis Corp.(d)
09/30/2026	5.875%	1,796,000	1,880,959
01/30/2030	4.750%	1,052,000	1,133,707
Total			13,980,136
Midstream 5.6%
Cheniere Energy Partners LP
10/01/2026	5.625%	659,000	687,425
Cheniere Energy, Inc.(d)
10/15/2028	4.625%	814,000	857,492
DCP Midstream Operating LP
04/01/2044	5.600%	1,332,000	1,372,708
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	746,000	732,891
EQM Midstream Partners LP(d)
07/01/2025	6.000%	407,000	445,428
07/01/2027	6.500%	387,000	435,363
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	100,000	97,188
02/01/2028	7.750%	417,000	399,917
Holly Energy Partners LP/Finance Corp.(d)
02/01/2028	5.000%	871,000	877,721
Northwest Pipeline LLC
12/01/2025	7.125%	150,000	186,655
NuStar Logistics LP
10/01/2025	5.750%	398,000	422,843
06/01/2026	6.000%	430,000	464,842
04/28/2027	5.625%	838,000	894,242
10/01/2030	6.375%	351,000	397,031
Rockies Express Pipeline LLC(d)
05/15/2025	3.600%	1,826,000	1,880,787
Rockpoint Gas Storage Canada Ltd.(d)
03/31/2023	7.000%	1,006,000	1,008,827
Sunoco LP/Finance Corp.
02/15/2026	5.500%	930,000	957,001
Sunoco LP/Finance Corp.(d)
05/15/2029	4.500%	226,000	234,901
Tallgrass Energy Partners LP/Finance Corp.(d)
03/01/2027	6.000%	197,000	204,188
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	996,000	1,046,172
01/15/2028	5.000%	1,343,000	1,416,762
03/01/2030	5.500%	1,507,000	1,634,770
Targa Resources Partners LP/Finance Corp.(d)
02/01/2031	4.875%	591,000	643,330
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	979,000	986,191

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Western Gas Partners LP
07/01/2026	4.650%	696,000	729,933
Western Midstream Operating LP(g)
02/01/2030	5.050%	1,189,000	1,326,895
Total			20,341,503
Oil Field Services 0.8%
Apergy Corp.
05/01/2026	6.375%	600,000	603,243
Archrock Partners LP/Finance Corp.(d)
04/01/2028	6.250%	468,000	487,168
Nabors Industries Ltd.(d)
01/15/2028	7.500%	271,000	185,253
Transocean Sentry Ltd.(d)
05/15/2023	5.375%	1,394,879	1,269,340
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	276,000	293,766
Total			2,838,770
Other Industry 0.2%
Booz Allen Hamilton, Inc.(d)
09/01/2028	3.875%	384,000	396,108
Hillenbrand, Inc.
06/15/2025	5.750%	163,000	177,016
Total			573,124
Other REIT 0.9%
Hospitality Properties Trust
03/15/2024	4.650%	365,000	361,685
Ladder Capital Finance Holdings LLLP/Corp.(d)
03/15/2022	5.250%	513,000	515,956
10/01/2025	5.250%	1,390,000	1,383,646
02/01/2027	4.250%	67,000	65,889
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(d)
10/01/2028	5.875%	705,000	753,124
Service Properties Trust
10/01/2024	4.350%	171,000	169,356
Total			3,249,656
Packaging 1.5%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(d)
04/30/2025	5.250%	399,000	421,402
08/15/2026	4.125%	640,000	667,648
08/15/2027	5.250%	436,000	457,397
08/15/2027	5.250%	178,000	186,235
Berry Global Escrow Corp.(d)
07/15/2026	4.875%	614,000	659,220
Berry Global, Inc.
07/15/2023	5.125%	424,000	430,026
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BWAY Holding Co.(d)
04/15/2024	5.500%	1,005,000	1,023,977
CANPACK SA/Eastern PA Land Investment Holding LLC(d)
11/01/2025	3.125%	389,000	392,925
Trivium Packaging Finance BV(d)
08/15/2026	5.500%	1,304,000	1,378,072
Total			5,616,902
Pharmaceuticals 3.0%
Bausch Health Companies, Inc.(d)
03/15/2024	7.000%	225,000	231,374
04/15/2025	6.125%	656,000	675,894
11/01/2025	5.500%	673,000	695,867
12/15/2025	9.000%	803,000	887,037
04/01/2026	9.250%	1,860,000	2,077,022
01/31/2027	8.500%	951,000	1,058,132
01/15/2028	7.000%	178,000	195,374
01/30/2028	5.000%	475,000	489,177
02/15/2029	5.000%	280,000	287,876
02/15/2029	6.250%	882,000	957,131
01/30/2030	5.250%	474,000	496,919
02/15/2031	5.250%	407,000	425,129
Catalent Pharma Solutions, Inc.(d)
01/15/2026	4.875%	569,000	577,117
07/15/2027	5.000%	187,000	197,403
Emergent BioSolutions, Inc.(d)
08/15/2028	3.875%	164,000	169,781
Jaguar Holding Co. II/PPD Development LP(d)
06/15/2025	4.625%	338,000	356,560
06/15/2028	5.000%	311,000	334,694
Par Pharmaceutical, Inc.(d)
04/01/2027	7.500%	880,000	950,272
Total			11,062,759
Property & Casualty 0.6%
Alliant Holdings Intermediate LLC/Co-Issuer(d)
10/15/2027	4.250%	1,756,000	1,788,346
Lumbermens Mutual Casualty Co.(d),(h)
12/01/2097	0.000%	30,000	0
Lumbermens Mutual Casualty Co.(h)
Subordinated
07/01/2026	0.000%	645,000	7
MGIC Investment Corp.
08/15/2028	5.250%	112,000	119,774
Radian Group, Inc.
03/15/2025	6.625%	44,000	49,880
03/15/2027	4.875%	262,000	287,669
Total			2,245,676

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 1.2%
1011778 BC ULC/New Red Finance, Inc.(d)
04/15/2025	5.750%	596,000	638,958
01/15/2028	3.875%	768,000	781,739
IRB Holding Corp.(d)
06/15/2025	7.000%	1,723,000	1,879,896
Yum! Brands, Inc.(d)
04/01/2025	7.750%	116,000	128,485
Yum! Brands, Inc.
03/15/2031	3.625%	943,000	955,849
Total			4,384,927
Retailers 1.1%
Asbury Automotive Group, Inc.
03/01/2028	4.500%	129,000	134,758
03/01/2030	4.750%	86,000	91,972
Burlington Coat Factory Warehouse Corp.(d)
04/15/2025	6.250%	124,000	132,127
Group 1 Automotive, Inc.(d)
08/15/2028	4.000%	235,000	241,996
L Brands, Inc.(d)
07/01/2025	6.875%	414,000	449,234
07/01/2025	9.375%	167,000	205,003
10/01/2030	6.625%	242,000	267,380
L Brands, Inc.
02/01/2028	5.250%	369,000	384,741
06/15/2029	7.500%	244,000	270,992
11/01/2035	6.875%	589,000	660,732
Michaels Stores, Inc.(d)
07/15/2027	8.000%	139,000	150,395
Penske Automotive Group, Inc.
09/01/2025	3.500%	208,000	211,465
PetSmart, Inc.(d)
06/01/2025	5.875%	815,000	836,023
Total			4,036,818
Supermarkets 0.8%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC
03/15/2025	5.750%	83,000	85,538
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
03/15/2026	7.500%	401,000	447,729
02/15/2028	5.875%	472,000	513,696
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
03/15/2026	3.250%	547,000	555,508
01/15/2027	4.625%	946,000	1,005,155
SEG Holding LLC/Finance Corp.(d)
10/15/2028	5.625%	189,000	199,589
Total			2,807,215
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 5.2%
Black Knight InfoServ LLC(d)
09/01/2028	3.625%	967,000	989,420
Boxer Parent Co., Inc.(d)
10/02/2025	7.125%	233,000	252,818
BY Crown Parent LLC/Bond Finance, Inc.(d)
01/31/2026	4.250%	215,000	220,708
Camelot Finance SA(d)
11/01/2026	4.500%	505,000	527,371
CDK Global, Inc.
06/01/2027	4.875%	506,000	534,974
CommScope Technologies LLC(d)
06/15/2025	6.000%	729,000	745,328
Gartner, Inc.(d)
07/01/2028	4.500%	701,000	739,969
10/01/2030	3.750%	668,000	703,369
Iron Mountain, Inc.(d)
07/15/2028	5.000%	482,000	510,817
07/15/2030	5.250%	866,000	937,244
Logan Merger Sub, Inc.(d)
09/01/2027	5.500%	1,173,000	1,228,279
Microchip Technology, Inc.(d)
09/01/2025	4.250%	669,000	707,147
MSCI, Inc.(d)
08/01/2026	4.750%	566,000	589,822
NCR Corp.(d)
04/15/2025	8.125%	494,000	549,397
10/01/2028	5.000%	1,170,000	1,232,448
10/01/2030	5.250%	469,000	503,825
Plantronics, Inc.(d)
05/31/2023	5.500%	2,558,000	2,566,258
PTC, Inc.(d)
02/15/2025	3.625%	182,000	187,278
02/15/2028	4.000%	262,000	274,858
QualityTech LP/QTS Finance Corp.(d)
10/01/2028	3.875%	1,098,000	1,117,239
Refinitiv US Holdings, Inc.(d)
05/15/2026	6.250%	240,000	255,820
11/15/2026	8.250%	321,000	351,048
Sabre GLBL, Inc.(d)
04/15/2025	9.250%	178,000	212,172
09/01/2025	7.375%	779,000	847,426
Shift4 Payments LLC/Finance Sub, Inc.(d)
11/01/2026	4.625%	648,000	671,203
Switch Ltd.(d)
09/15/2028	3.750%	228,000	232,075

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tempo Acquisition LLC/Finance Corp.(d)
06/01/2025	5.750%	377,000	400,314
VeriSign, Inc.
07/15/2027	4.750%	617,000	661,926
Total			18,750,553
Transportation Services 0.1%
XPO Logistics, Inc.(d)
06/15/2022	6.500%	488,000	489,260
Wireless 4.0%
Altice France SA(d)
02/01/2027	8.125%	817,000	900,302
01/15/2028	5.500%	508,000	530,880
SBA Communications Corp.
09/01/2024	4.875%	2,648,000	2,717,345
SBA Communications Corp.(d)
02/15/2027	3.875%	922,000	965,374
Sprint Capital Corp.
11/15/2028	6.875%	1,966,000	2,593,016
Sprint Corp.
03/01/2026	7.625%	1,214,000	1,506,836
T-Mobile USA, Inc.
01/15/2026	6.500%	3,159,000	3,270,764
02/01/2026	4.500%	603,000	617,276
02/01/2028	4.750%	992,000	1,065,787
Vmed O2 UK Financing I PLC(d)
01/31/2031	4.250%	438,000	448,230
Total			14,615,810
Wirelines 2.8%
CenturyLink, Inc.
06/15/2021	6.450%	483,000	492,679
03/15/2022	5.800%	816,000	856,704
04/01/2024	7.500%	2,196,000	2,479,078
CenturyLink, Inc.(d)
12/15/2026	5.125%	781,000	824,241
02/15/2027	4.000%	389,000	399,676
Front Range BidCo, Inc.(d)
03/01/2027	4.000%	2,244,000	2,255,532
Level 3 Financing, Inc.(d)
07/01/2028	4.250%	1,218,000	1,253,907
01/15/2029	3.625%	1,292,000	1,291,442
Telecom Italia Capital SA
09/30/2034	6.000%	335,000	407,815
Total			10,261,074
Total Corporate Bonds & Notes (Cost $320,366,588)			340,300,885

Foreign Government Obligations(i) 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.2%
NOVA Chemicals Corp.(d)
06/01/2027	5.250%	780,000	832,316
Total Foreign Government Obligations (Cost $797,669)			832,316

Senior Loans 2.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.4%
8th Avenue Food & Provisions, Inc.(j),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 10/01/2025	3.652%	1,315,938	1,311,477
Food and Beverage 0.3%
BellRing Brands LLC(j),(k)
Tranche B Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.000%	973,386	976,306
Froneri International Ltd.(j),(k)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	5.897%	140,000	140,700
Total			1,117,006
Health Care 0.3%
Surgery Center Holdings, Inc.(j),(k),(l)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/03/2024	4.250%	1,208,531	1,186,209
Pharmaceuticals 0.1%
Endo Finance Co. I SARL(j),(k)
Term Loan
3-month USD LIBOR + 4.250% Floor 0.750% 04/29/2024	5.000%	371,039	364,546
Restaurants 0.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(j),(k)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	1,013,757	1,003,965

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
December 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.6%
Ascend Learning LLC(j),(k)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	740,179	735,553
Project Alpha Intermediate Holding, Inc.(j),(k)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	4.480%	560,176	557,375
Ultimate Software Group, Inc. (The)(j),(k)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.897%	416,725	416,075
1-month USD LIBOR + 4.000% Floor 0.750% 05/04/2026	4.750%	666,330	669,282
Total			2,378,285
Total Senior Loans (Cost $7,330,222)			7,361,488
Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(m),(n)	8,504,803	8,503,952
Total Money Market Funds (Cost $8,503,952)		8,503,952
Total Investments in Securities (Cost: $337,330,417)		357,078,395
Other Assets & Liabilities, Net		5,571,649
Net Assets		362,650,044

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2020, the total value of these securities amounted to $6, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $220,624,289, which represents 60.84% of total net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2020, the total value of these securities amounted to $7, which represents less than 0.01% of total net assets.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	The stated interest rate represents the weighted average interest rate at December 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(k)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
(l)	Represents a security purchased on a forward commitment basis.
(m)	The rate shown is the seven-day current annualized yield at December 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	23,523,533	98,613,382	(113,633,461)	498	8,503,952	(4,547)	101,861	8,504,803
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	126	—	6	132
Consumer Discretionary	74,744	—	—	74,744
Industrials	4,878	—	—	4,878
Utilities	—	—	0*	0*
Total Common Stocks	79,748	—	6	79,754
Corporate Bonds & Notes	—	340,300,885	—	340,300,885
Foreign Government Obligations	—	832,316	—	832,316
Senior Loans	—	7,361,488	—	7,361,488
Money Market Funds	8,503,952	—	—	8,503,952
Total Investments in Securities	8,583,700	348,494,689	6	357,078,395

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $328,826,465)	$348,574,443
Affiliated issuers (cost $8,503,952)	8,503,952
Cash	84,233
Receivable for:
Investments sold	2,403,160
Investments sold on a delayed delivery basis	309,437
Capital shares sold	286,443
Dividends	673
Interest	4,936,415
Foreign tax reclaims	2,723
Expense reimbursement due from Investment Manager	439
Prepaid expenses	2,248
Total assets	365,104,166
Liabilities
Payable for:
Investments purchased	1,596
Investments purchased on a delayed delivery basis	1,585,052
Capital shares purchased	636,792
Management services fees	6,505
Distribution and/or service fees	696
Service fees	14,648
Compensation of board members	175,010
Compensation of chief compliance officer	77
Other expenses	33,746
Total liabilities	2,454,122
Net assets applicable to outstanding capital stock	$362,650,044
Represented by
Paid in capital	335,436,006
Total distributable earnings (loss)	27,214,038
Total - representing net assets applicable to outstanding capital stock	$362,650,044
Class 1
Net assets	$194,656,059
Shares outstanding	25,257,252
Net asset value per share	$7.71
Class 2
Net assets	$35,700,493
Shares outstanding	4,663,575
Net asset value per share	$7.66
Class 3
Net assets	$132,293,492
Shares outstanding	17,063,733
Net asset value per share	$7.75
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	21

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$630
Dividends — affiliated issuers	101,861
Interest	18,739,281
Total income	18,841,772
Expenses:
Management services fees	2,281,641
Distribution and/or service fees
Class 2	87,687
Class 3	165,815
Service fees	127,824
Compensation of board members	34,274
Custodian fees	10,144
Printing and postage fees	37,097
Audit fees	29,500
Legal fees	11,797
Compensation of chief compliance officer	76
Other	16,065
Total expenses	2,801,920
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(211,276)
Total net expenses	2,590,644
Net investment income	16,251,128
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,050,010)
Investments — affiliated issuers	(4,547)
Swap contracts	(1,973,447)
Net realized loss	(3,028,004)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,274,512
Investments — affiliated issuers	498
Swap contracts	(402,166)
Net change in unrealized appreciation (depreciation)	5,872,844
Net realized and unrealized gain	2,844,840
Net increase in net assets resulting from operations	$19,095,968
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$16,251,128	$16,413,739
Net realized loss	(3,028,004)	(652,028)
Net change in unrealized appreciation (depreciation)	5,872,844	35,502,387
Net increase in net assets resulting from operations	19,095,968	51,264,098
Distributions to shareholders
Net investment income and net realized gains
Class 1	(8,746,859)	(8,172,392)
Class 2	(1,601,289)	(1,681,997)
Class 3	(6,085,477)	(7,422,277)
Total distributions to shareholders	(16,433,625)	(17,276,666)
Increase (decrease) in net assets from capital stock activity	(3,472,413)	12,145,581
Total increase (decrease) in net assets	(810,070)	46,133,013
Net assets at beginning of year	363,460,114	317,327,101
Net assets at end of year	$362,650,044	$363,460,114

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	1,753,756	12,767,421	2,701,096	20,026,398
Distributions reinvested	1,191,670	8,746,859	1,124,025	8,172,392
Redemptions	(1,008,955)	(7,335,937)	(520,315)	(3,850,430)
Net increase	1,936,471	14,178,343	3,304,806	24,348,360
Class 2
Subscriptions	444,049	3,237,819	566,234	4,172,131
Distributions reinvested	219,355	1,601,289	232,299	1,681,997
Redemptions	(995,085)	(7,181,397)	(590,817)	(4,328,736)
Net increase (decrease)	(331,681)	(2,342,289)	207,716	1,525,392
Class 3
Subscriptions	245,864	1,863,772	259,463	1,944,534
Distributions reinvested	823,475	6,085,477	1,013,885	7,422,277
Redemptions	(3,190,149)	(23,257,716)	(3,105,884)	(23,094,982)
Net decrease	(2,120,810)	(15,308,467)	(1,832,536)	(13,728,171)
Total net increase (decrease)	(516,020)	(3,472,413)	1,679,986	12,145,581
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$7.64	0.35	0.08	0.43	(0.36)	—	(0.36)
Year Ended 12/31/2019	$6.91	0.36	0.76	1.12	(0.39)	—	(0.39)
Year Ended 12/31/2018	$7.56	0.37	(0.65)	(0.28)	(0.37)	—	(0.37)
Year Ended 12/31/2017	$7.56	0.35	0.14	0.49	(0.49)	—	(0.49)
Year Ended 12/31/2016	$8.07	0.40	0.41	0.81	(0.93)	(0.39)	(1.32)
Class 2
Year Ended 12/31/2020	$7.59	0.33	0.08	0.41	(0.34)	—	(0.34)
Year Ended 12/31/2019	$6.87	0.34	0.75	1.09	(0.37)	—	(0.37)
Year Ended 12/31/2018	$7.51	0.35	(0.64)	(0.29)	(0.35)	—	(0.35)
Year Ended 12/31/2017	$7.52	0.33	0.13	0.46	(0.47)	—	(0.47)
Year Ended 12/31/2016	$8.02	0.38	0.42	0.80	(0.91)	(0.39)	(1.30)
Class 3
Year Ended 12/31/2020	$7.68	0.34	0.08	0.42	(0.35)	—	(0.35)
Year Ended 12/31/2019	$6.95	0.35	0.76	1.11	(0.38)	—	(0.38)
Year Ended 12/31/2018	$7.60	0.36	(0.65)	(0.29)	(0.36)	—	(0.36)
Year Ended 12/31/2017	$7.60	0.35	0.13	0.48	(0.48)	—	(0.48)
Year Ended 12/31/2016	$8.10	0.38	0.43	0.81	(0.92)	(0.39)	(1.31)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$7.71	5.90%	0.73%	0.67%	4.74%	58%	$194,656
Year Ended 12/31/2019	$7.64	16.47%	0.75%	0.69%	4.83%	58%	$178,149
Year Ended 12/31/2018	$6.91	(3.75%)	0.74%	0.73%	5.05%	42%	$138,357
Year Ended 12/31/2017	$7.56	6.56%	0.76%	0.76%	4.66%	50%	$132,262
Year Ended 12/31/2016	$7.56	10.93%	0.74%	0.74%	4.99%	48%	$112,544
Class 2
Year Ended 12/31/2020	$7.66	5.67%	0.98%	0.92%	4.49%	58%	$35,700
Year Ended 12/31/2019	$7.59	16.12%	1.00%	0.94%	4.59%	58%	$37,916
Year Ended 12/31/2018	$6.87	(3.90%)	0.99%	0.98%	4.79%	42%	$32,893
Year Ended 12/31/2017	$7.51	6.20%	1.01%	1.01%	4.41%	50%	$36,579
Year Ended 12/31/2016	$7.52	10.80%	0.98%	0.98%	4.72%	48%	$33,095
Class 3
Year Ended 12/31/2020	$7.75	5.74%	0.86%	0.80%	4.62%	58%	$132,293
Year Ended 12/31/2019	$7.68	16.23%	0.87%	0.81%	4.72%	58%	$147,395
Year Ended 12/31/2018	$6.95	(3.86%)	0.87%	0.85%	4.90%	42%	$146,078
Year Ended 12/31/2017	$7.60	6.39%	0.88%	0.88%	4.55%	50%	$199,852
Year Ended 12/31/2016	$7.60	10.86%	0.87%	0.87%	4.86%	48%	$224,303
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	25

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
26	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage flows. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
28	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Swap contracts ($)
Credit risk	(1,973,447)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Swap contracts ($)
Credit risk	(402,166)
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Credit default swap contracts — sell protection	1,881,377

*	Based on the ending daily outstanding amounts for the year ended December 31, 2020.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions
30	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
December 31, 2020
determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
32	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2021
Class 1	0.67%
Class 2	0.92
Class 3	0.795
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, capital loss carryforward and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
192,919	(192,919)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
December 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,433,625	—	16,433,625	17,276,666	—	17,276,666
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
16,352,664	—	(8,555,462)	19,591,266
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
337,487,129	21,839,375	(2,248,109)	19,591,266
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(4,867,158)	(3,688,304)	(8,555,462)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $202,320,269 and $193,956,544, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
34	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
December 31, 2020
have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
36	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 93.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Following the period end, affiliated and unaffiliated shareholders of the Fund redeemed $177,046,665, which represented approximately 48.8% of the Fund’s net assets as December 31, 2020.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Income Opportunities Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Dividends received deduction
0.01%
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
40	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
42	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	43

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2020	45

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Columbia Variable Portfolio – Income Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6544 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Select Mid Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Mid Cap Value Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	7.48	9.72	9.78
Class 2	05/03/10	7.25	9.44	9.53
Class 3	05/02/05	7.41	9.58	9.66
Russell Midcap Value Index		4.96	9.73	10.49
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	99.2
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	3.2
Consumer Discretionary	11.9
Consumer Staples	4.8
Energy	3.6
Financials	16.5
Health Care	8.0
Industrials	16.5
Information Technology	11.6
Materials	7.2
Real Estate	8.8
Utilities	7.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 68.28% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 7.25%. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 4.96% for the same time period.
Market overview
While U.S. equities finished 2020 with a gain, the journey was anything but smooth. After a benign start to the year, the market plunged beginning in mid-February amid mounting concerns about the impact of COVID-19 on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility on headlines around increasing coronavirus cases and stalled talks on further stimulus.
The year was characterized by a bifurcation between companies that benefited from stay at home orders versus those that were more dependent on the functioning of the physical world. Companies that benefited from stay at home orders involve a much higher technology contribution and tend to be larger and growth-oriented, which drove large-cap growth stocks ahead of the pack during much of 2020. However, this trend showed signs of easing as the year wound down, as the emergency use authorization of a pair of COVID-19 vaccines spurred a rotation into value-oriented sectors and companies.
The Fund’s notable contributors during the period:
•	Strong stock selection was the primary driver of the Fund’s outperformance of its benchmark, particularly in the information technology, financial and industrials sectors. Allocation decisions were a secondary contributor.
•	Freeport-McMoRan, Inc., a copper miner within the materials sector, continued to exceed consensus expectations. The company executed well and maintained strong liquidity and cash management during a challenging operating environment. A rally in the price of copper further fueled the company’s share price higher.
•	Square, Inc., a mobile payments processer within information technology, benefited from the huge shift to digital commerce and a decline in the use of cash during the global pandemic.
•	Discover Financial Services, a digital bank and payments company we added during the coronavirus-induced market sell-off, reported strong earnings. Expectations for further stimulus packages and a potential expansion in spending as things normalize post-COVID-19 also benefited the stock.
•	Teradyne, Inc., a semiconductor company in the information technology sector, benefited from high test and memory demand. The company continued to outperform, reporting impressive quarterly results and, in our view, issued guidance above consensus expectations.
•	Penn National Gaming, Inc., a casino and racetrack operator in the consumer discretionary sector, saw its shares soar following the reopening of their casinos and racetracks in the second half of the year. Investor optimism around Penn’s investment in Barstool and the potential around sports betting also fueled the stock.
The Fund’s notable detractors during the period:
•	Stock selection within the consumer discretionary, consumer staples and energy sectors hurt Fund performance, relative to the benchmark.
•	Allocations to energy, the worst performing sector in the benchmark, as well as an underweight to the strong performing communications services sector, also hurt relative performance.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	Royal Caribbean Cruises Ltd., a cruise line operator, was hamstrung early in the period by the shuttering of cruise lines in an effort to prevent the spread of COVID-19. We exited the Fund’s position in the first quarter as a result of uncertainty regarding the health of the industry.
•	SL Green Realty Corp., a real estate investment trust, saw its shares suffer as its commercial properties in New York City were severely impacted by the COVID-19 outbreak in New York.
•	Noble Energy, Inc., an exploration and production company in the energy sector, was negatively impacted by the collapse in oil prices early in the period that resulted from the feud between Saudi Arabia and Russia.
•	Reinsurance Group of America, Inc., a life reinsurance company, was hurt like other insurers by the overall low interest rate environment as well as expectations around their potential exposure to COVID-19 claims.
•	Not holding a position in Newmont Corp. also hurt the Fund’s performance versus the benchmark.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,345.70	1,021.06	4.78	4.12	0.81
Class 2	1,000.00	1,000.00	1,343.70	1,019.81	6.24	5.38	1.06
Class 3	1,000.00	1,000.00	1,345.40	1,020.41	5.54	4.77	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 3.2%
Entertainment 1.7%
Live Nation Entertainment, Inc.(a)	76,000	5,584,480
Media 1.5%
Nexstar Media Group, Inc., Class A	46,000	5,022,740
Total Communication Services		10,607,220
Consumer Discretionary 11.8%
Hotels, Restaurants & Leisure 3.5%
Hyatt Hotels Corp., Class A	88,000	6,534,000
Penn National Gaming, Inc.(a)	58,000	5,009,460
Total		11,543,460
Household Durables 1.9%
D.R. Horton, Inc.	94,000	6,478,480
Multiline Retail 2.4%
Dollar Tree, Inc.(a)	72,370	7,818,855
Specialty Retail 4.0%
Burlington Stores, Inc.(a)	32,000	8,369,600
O’Reilly Automotive, Inc.(a)	10,500	4,751,985
Total		13,121,585
Total Consumer Discretionary		38,962,380
Consumer Staples 4.8%
Food & Staples Retailing 3.4%
Kroger Co. (The)	183,345	5,823,037
U.S. Foods Holding Corp.(a)	167,830	5,590,418
Total		11,413,455
Food Products 1.4%
Tyson Foods, Inc., Class A	69,300	4,465,692
Total Consumer Staples		15,879,147
Energy 3.6%
Oil, Gas & Consumable Fuels 3.6%
Marathon Petroleum Corp.	147,425	6,097,498
WPX Energy, Inc.(a)	703,835	5,736,255
Total		11,833,753
Total Energy		11,833,753
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 16.4%
Banks 6.0%
Popular, Inc.	100,985	5,687,475
Regions Financial Corp.	382,205	6,161,145
SVB Financial Group(a)	20,300	7,872,949
Total		19,721,569
Consumer Finance 3.0%
Discover Financial Services	108,925	9,860,980
Diversified Financial Services 2.3%
Voya Financial, Inc.	131,625	7,740,866
Insurance 5.1%
Hanover Insurance Group, Inc. (The)	53,000	6,196,760
Lincoln National Corp.	82,812	4,166,272
Reinsurance Group of America, Inc.	56,500	6,548,350
Total		16,911,382
Total Financials		54,234,797
Health Care 7.9%
Health Care Equipment & Supplies 2.4%
Zimmer Biomet Holdings, Inc.	52,013	8,014,683
Health Care Providers & Services 3.4%
Centene Corp.(a)	75,360	4,523,861
Quest Diagnostics, Inc.	55,035	6,558,521
Total		11,082,382
Life Sciences Tools & Services 2.1%
Agilent Technologies, Inc.	59,680	7,071,483
Total Health Care		26,168,548
Industrials 16.3%
Airlines 2.1%
Southwest Airlines Co.	149,977	6,990,428
Building Products 2.9%
Trane Technologies PLC	67,242	9,760,849
Electrical Equipment 3.0%
AMETEK, Inc.	82,390	9,964,246
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 5.8%
Ingersoll Rand, Inc.(a)	229,039	10,435,017
ITT, Inc.	115,000	8,857,300
Total		19,292,317
Road & Rail 2.5%
Norfolk Southern Corp.	34,315	8,153,587
Total Industrials		54,161,427
Information Technology 11.5%
Communications Equipment 1.9%
Motorola Solutions, Inc.	37,025	6,296,471
Electronic Equipment, Instruments & Components 1.9%
Corning, Inc.	175,000	6,300,000
IT Services 2.6%
CACI International, Inc., Class A(a)	20,000	4,986,600
Square, Inc., Class A(a)	17,000	3,699,880
Total		8,686,480
Semiconductors & Semiconductor Equipment 5.1%
Marvell Technology Group Ltd.	122,600	5,828,404
ON Semiconductor Corp.(a)	165,000	5,400,450
Teradyne, Inc.	46,200	5,538,918
Total		16,767,772
Total Information Technology		38,050,723
Materials 7.1%
Chemicals 4.3%
Eastman Chemical Co.	63,000	6,317,640
FMC Corp.	69,840	8,026,711
Total		14,344,351
Metals & Mining 2.8%
Freeport-McMoRan, Inc.	352,700	9,177,254
Total Materials		23,521,605
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 8.7%
Equity Real Estate Investment Trusts (REITS) 8.7%
Alexandria Real Estate Equities, Inc.	38,000	6,772,360
First Industrial Realty Trust, Inc.	149,000	6,277,370
Gaming and Leisure Properties, Inc.	187,948	7,968,995
Welltower, Inc.	120,680	7,798,342
Total		28,817,067
Total Real Estate		28,817,067
Utilities 7.9%
Electric Utilities 1.4%
Pinnacle West Capital Corp.	58,430	4,671,479
Independent Power and Renewable Electricity Producers 2.6%
AES Corp. (The)	368,200	8,652,700
Multi-Utilities 3.9%
Ameren Corp.	77,775	6,071,116
CMS Energy Corp.	109,875	6,703,474
Total		12,774,590
Total Utilities		26,098,769
Total Common Stocks (Cost $252,148,753)		328,335,436

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	2,709,468	2,709,197
Total Money Market Funds (Cost $2,709,197)		2,709,197
Total Investments in Securities (Cost: $254,857,950)		331,044,633
Other Assets & Liabilities, Net		(147,348)
Net Assets		330,897,285

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	5,993,237	39,853,258	(43,137,427)	129	2,709,197	1,025	34,380	2,709,468
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	10,607,220	—	—	10,607,220
Consumer Discretionary	38,962,380	—	—	38,962,380
Consumer Staples	15,879,147	—	—	15,879,147
Energy	11,833,753	—	—	11,833,753
Financials	54,234,797	—	—	54,234,797
Health Care	26,168,548	—	—	26,168,548
Industrials	54,161,427	—	—	54,161,427
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	38,050,723	—	—	38,050,723
Materials	23,521,605	—	—	23,521,605
Real Estate	28,817,067	—	—	28,817,067
Utilities	26,098,769	—	—	26,098,769
Total Common Stocks	328,335,436	—	—	328,335,436
Money Market Funds	2,709,197	—	—	2,709,197
Total Investments in Securities	331,044,633	—	—	331,044,633
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	11

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $252,148,753)	$328,335,436
Affiliated issuers (cost $2,709,197)	2,709,197
Receivable for:
Capital shares sold	1,471
Dividends	297,698
Expense reimbursement due from Investment Manager	461
Prepaid expenses	2,049
Total assets	331,346,312
Liabilities
Payable for:
Capital shares purchased	347,425
Management services fees	7,384
Distribution and/or service fees	436
Service fees	7,569
Compensation of board members	65,176
Compensation of chief compliance officer	61
Other expenses	20,976
Total liabilities	449,027
Net assets applicable to outstanding capital stock	$330,897,285
Represented by
Trust capital	$330,897,285
Total - representing net assets applicable to outstanding capital stock	$330,897,285
Class 1
Net assets	$237,299,269
Shares outstanding	8,513,030
Net asset value per share	$27.87
Class 2
Net assets	$34,497,242
Shares outstanding	1,267,780
Net asset value per share	$27.21
Class 3
Net assets	$59,100,774
Shares outstanding	2,146,361
Net asset value per share	$27.54
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$5,143,487
Dividends — affiliated issuers	34,380
Foreign taxes withheld	(19,157)
Total income	5,158,710
Expenses:
Management services fees	2,297,602
Distribution and/or service fees
Class 2	73,551
Class 3	67,874
Service fees	67,866
Compensation of board members	21,852
Custodian fees	7,819
Printing and postage fees	22,677
Audit fees	29,500
Legal fees	11,101
Compensation of chief compliance officer	61
Other	11,055
Total expenses	2,610,958
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(197,938)
Total net expenses	2,413,020
Net investment income	2,745,690
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(20,860,845)
Investments — affiliated issuers	1,025
Net realized loss	(20,859,820)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	41,264,082
Investments — affiliated issuers	129
Net change in unrealized appreciation (depreciation)	41,264,211
Net realized and unrealized gain	20,404,391
Net increase in net assets resulting from operations	$23,150,081
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$2,745,690	$3,483,879
Net realized gain (loss)	(20,859,820)	12,234,018
Net change in unrealized appreciation (depreciation)	41,264,211	64,266,158
Net increase in net assets resulting from operations	23,150,081	79,984,055
Decrease in net assets from capital stock activity	(15,765,238)	(14,543,206)
Total increase in net assets	7,384,843	65,440,849
Net assets at beginning of year	323,512,442	258,071,593
Net assets at end of year	$330,897,285	$323,512,442

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	342,116	6,472,478	49,187	1,138,265
Redemptions	(349,990)	(8,798,038)	(208,334)	(4,959,633)
Net decrease	(7,874)	(2,325,560)	(159,147)	(3,821,368)
Class 2
Subscriptions	146,302	3,315,438	158,957	3,676,053
Redemptions	(227,979)	(5,265,371)	(138,544)	(3,188,552)
Net increase (decrease)	(81,677)	(1,949,933)	20,413	487,501
Class 3
Subscriptions	28,883	663,278	17,276	381,689
Redemptions	(548,062)	(12,153,023)	(498,289)	(11,591,028)
Net decrease	(519,179)	(11,489,745)	(481,013)	(11,209,339)
Total net decrease	(608,730)	(15,765,238)	(619,747)	(14,543,206)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

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Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$25.93	0.23	1.71	1.94
Year Ended 12/31/2019	$19.70	0.29	5.94	6.23
Year Ended 12/31/2018	$22.72	0.20	(3.22)	(3.02)
Year Ended 12/31/2017	$20.01	0.25	2.46	2.71
Year Ended 12/31/2016	$17.53	0.23	2.25	2.48
Class 2
Year Ended 12/31/2020	$25.37	0.17	1.67	1.84
Year Ended 12/31/2019	$19.33	0.22	5.82	6.04
Year Ended 12/31/2018	$22.35	0.14	(3.16)	(3.02)
Year Ended 12/31/2017	$19.73	0.20	2.42	2.62
Year Ended 12/31/2016	$17.33	0.14	2.26	2.40
Class 3
Year Ended 12/31/2020	$25.64	0.20	1.70	1.90
Year Ended 12/31/2019	$19.51	0.25	5.88	6.13
Year Ended 12/31/2018	$22.53	0.16	(3.18)	(3.02)
Year Ended 12/31/2017	$19.87	0.22	2.44	2.66
Year Ended 12/31/2016	$17.43	0.16	2.28	2.44

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$27.87	7.48%	0.88%	0.81%	1.03%	40%	$237,299
Year Ended 12/31/2019	$25.93	31.62%	0.88%	0.82%	1.22%	31%	$220,919
Year Ended 12/31/2018	$19.70	(13.29%)	0.89%	0.85%	0.87%	98%	$170,998
Year Ended 12/31/2017	$22.72	13.54%	0.91%	0.87%	1.20%	72%	$191,281
Year Ended 12/31/2016	$20.01	14.15%	0.93%	0.90%	1.25%	57%	$162,796
Class 2
Year Ended 12/31/2020	$27.21	7.25%	1.13%	1.06%	0.78%	40%	$34,497
Year Ended 12/31/2019	$25.37	31.25%	1.13%	1.07%	0.97%	31%	$34,239
Year Ended 12/31/2018	$19.33	(13.51%)	1.14%	1.10%	0.62%	98%	$25,687
Year Ended 12/31/2017	$22.35	13.28%	1.16%	1.12%	0.97%	72%	$28,989
Year Ended 12/31/2016	$19.73	13.85%	1.19%	1.16%	0.79%	57%	$22,379
Class 3
Year Ended 12/31/2020	$27.54	7.41%	1.01%	0.94%	0.91%	40%	$59,101
Year Ended 12/31/2019	$25.64	31.42%	1.01%	0.95%	1.08%	31%	$68,354
Year Ended 12/31/2018	$19.51	(13.40%)	1.01%	0.97%	0.73%	98%	$61,387
Year Ended 12/31/2017	$22.53	13.39%	1.04%	0.99%	1.05%	72%	$85,853
Year Ended 12/31/2016	$19.87	14.00%	1.07%	1.03%	0.88%	57%	$92,137
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.82% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
20	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Transactions with affiliates
For the year ended December 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $1,198,922 and $0, respectively.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2021
Class 1	0.81%
Class 2	1.06
Class 3	0.935
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $110,781,688 and $119,872,200, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 8. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
22	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 96.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Mid Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
26	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
30	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020	31

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
32	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2020

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Columbia Variable Portfolio – Select Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6474 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Seligman Global Technology Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Seligman Global Technology Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 2006
Shekhar Pramanick
Portfolio Manager
Managed Fund since 2014
Sanjay Devgan
Technology Team Member
Managed Fund since 2014
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/01/96	46.18	27.47	19.44
Class 2	05/01/00	45.80	27.14	19.13
MSCI World Information Technology Index (Net)		43.78	26.06	18.60
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI World Information Technology Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Information Technology Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	7.2
Consumer Discretionary	1.5
Health Care	1.2
Industrials	2.9
Information Technology	87.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2020)
Information Technology
Application Software	9.7
Communications Equipment	5.4
Data Processing & Outsourced Services	6.7
Internet Services & Infrastructure	1.4
IT Consulting & Other Services	0.3
Semiconductor Equipment	16.8
Semiconductors	20.9
Systems Software	12.5
Technology Hardware, Storage & Peripherals	13.5
Total	87.2
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2020)
Bermuda	2.7
Brazil	1.2
China	0.1
France	0.1
Israel	0.3
Japan	1.0
Netherlands	1.8
Sweden	0.5
United Kingdom	0.6
United States(a)	91.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2020, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 45.80%. The Fund outperformed its benchmark, the MSCI World Information Technology Index (Net), which returned 43.78% for the same time period.
Market overview
U.S. equities finished 2020 with a robust gain, although the journey was anything but smooth. After a benign start to the year, the market plunged beginning in mid-February amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility in response to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
The growth style outperformed value by a wide margin for the 12-month period, largely reflecting outsize gains in mega-cap technology stocks. However, this trend showed signs of easing as the year wound down, as the emergency use authorization of a pair of coronavirus vaccines spurred a rotation into value-oriented sectors and companies.
The Fund’s notable contributors during the period
•	Stock selection within software and communication equipment, as well as allocations to, and selection within, semiconductors & semiconductor equipment drove the Fund’s strong performance during the period.
•	Also contributing to relative returns was stock selection in the electrical equipment industry within the industrials sector, most notably Bloom Energy Corp. A hydrogen fuel cell pioneer in off-the-grid reliable energy, Bloom has made consistent strides in reducing the per kwh (kilowatts per hour) costs of its systems to achieve grid parity in many states and countries. California’s wildfires and rolling brownouts have been a catalyst for Bloom shares during the reporting period and the Fund’s position in Bloom was one of the top contributors during the period.
•	Cerence, Inc., a spinoff of speech-recognition software company Nuance Communications, was a notable contributor. Though it initially received a tepid reception from investors, Cerence, which develops voice and AI (artificial intelligence) software for the automotive industry, rose to new highs during the period.
•	Synopsis, Inc., a long-time Fund holding in the semiconductor design software space, delivered strong performance for the Fund during the period. Synopsis suggested that design activity and demand for electronic design automation tools remained robust from its customers, despite ongoing semiconductor industry and macroeconomic weakness. The company also cited strong results from its nascent software Integrity business.
•	Teradyne, Inc., Marvell Technology Group Ltd. and Lam Research Corp. delivered solid results, benefiting from a positive Apple iPhone cycle, increased chip complexity and the deployment of 5-G wireless infrastructure.
•	Having no exposure to the electrical equipment instruments & components industry also boosted the Fund’s results versus the benchmark.
The Fund’s notable detractors during the period
•	Detracting most from returns relative to the benchmark was security selection in the technology hardware storage & peripherals and IT services industries. The Fund’s underweight, relative to the benchmark, in the technology hardware storage & peripherals industry further weighed on results.
•	Fund positions in Western Digital Corp., NetApp, Inc. and Apple, Inc. were notable detractors in the technology hardware space during the period.
○	We believe Western Digital was caught up in the sell-off of levered companies and penalized for eliminating its dividend in order to de-leverage its balance sheet, which bottomed at 3x leverage. Western Digital was also negatively impacted by a COVID-19-related factory shutdown in the first half of 2020 in Asia and experienced one-time elevated costs from the ramp up of a new NAND Flash memory factory in Japan and low yields from new 16 and 18 Terabyte disk drives. The company posted sold returns in the 4th quarter, as memory pricing improved.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
○	NetApp was disrupted by weak enterprise demand. With so many offices shuttered as a result of the COVID-19 pandemic, corporations did not buy as much data storage or networking gear. NetApp posted strong returns in the 4th quarter as investors welcomed the economy reopening and the approval of effective COVID-19 vaccines.
○	The Fund’s position in Apple has done well, but the Fund was underweight relative to the benchmark’s near 20% weighting. Given Apple’s lofty valuation, we believed the Fund’s weight was prudent. We anticipate share repurchases at the current level will not be nearly as accretive to earnings and shareholder value as they have been over the past decade.
•	The Fund’s lack of exposure to several beneficiaries of the “work/shop/game from home” themes detracted from relative performance during the period. Not owning semiconductor NVIDIA or electronic payment processor PayPal on valuation concerns hurt relative performance as these stocks rallied on an uptick in their businesses from people spending more time at home.
Fund positioning
Our “valuation aware” approach helped us in the fourth quarter of the year as “value” tech stocks saw a re-rating once the approval of an effective COVID-19 vaccine was announced in November. In our view, the Fund’s portfolio holdings consist of modestly valued companies with strong balance sheets and solid fundamentals and are well positioned to participate in several secular trends currently taking place in the technology sector.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,373.10	1,020.16	5.91	5.03	0.99
Class 2	1,000.00	1,000.00	1,371.00	1,018.90	7.39	6.29	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Bermuda 2.7%
Marvell Technology Group Ltd.	76,003	3,613,183
Brazil 1.2%
Boa Vista Servicos SA	225,600	549,428
Pagseguro Digital Ltd., Class A(a)	19,287	1,097,045
Total		1,646,473
China 0.1%
Vipshop Holdings Ltd., ADR(a)	6,700	188,337
France 0.1%
Criteo SA, ADR(a)	4,700	96,397
Israel 0.3%
CyberArk Software Ltd.(a)	2,700	436,293
Japan 1.0%
Renesas Electronics Corp.(a)	130,400	1,364,895
Netherlands 1.7%
NXP Semiconductors NV	14,900	2,369,249
Sweden 0.5%
Telefonaktiebolaget LM Ericsson, ADR	61,800	738,510
United Kingdom 0.6%
Sensata Technologies Holding(a)	2,354	124,150
Vodafone Group PLC, ADR	38,500	634,480
Total		758,630
United States 90.9%
Activision Blizzard, Inc.	18,387	1,707,233
Advanced Energy Industries, Inc.(a)	19,500	1,890,915
Alphabet, Inc., Class A(a)	2,625	4,600,680
Alphabet, Inc., Class C(a)	1,327	2,324,745
Analog Devices, Inc.	10,844	1,601,984
Apple, Inc.	58,300	7,735,827
Applied Materials, Inc.	54,400	4,694,720
Arista Networks, Inc.(a)	5,749	1,670,487
Bloom Energy Corp., Class A(a)	112,698	3,229,925
Broadcom, Inc.	12,887	5,642,573
Cerence, Inc.(a)	25,634	2,575,704
Coherus Biosciences, Inc.(a)	43,053	748,261
Common Stocks (continued)
Issuer	Shares	Value ($)
CommScope Holding Co., Inc.(a)	44,400	594,960
Cornerstone OnDemand, Inc.(a)	10,850	477,834
Dell Technologies, Inc.(a)	23,300	1,707,657
Dropbox, Inc., Class A(a)	121,782	2,702,343
DXC Technology Co.	15,800	406,850
eBay, Inc.	37,645	1,891,661
Eiger BioPharmaceuticals, Inc.(a)	65,500	804,995
F5 Networks, Inc.(a)	8,600	1,513,084
Fidelity National Information Services, Inc.	10,300	1,457,038
Fiserv, Inc.(a)	9,500	1,081,670
Fortinet, Inc.(a)	16,760	2,489,363
Genpact Ltd.	23,674	979,157
Global Payments, Inc.	3,727	802,870
GoDaddy, Inc., Class A(a)	22,285	1,848,541
HP, Inc.	69,402	1,706,595
Inphi Corp.(a)	3,271	524,897
Intel Corp.	20,800	1,036,256
Lam Research Corp.	20,160	9,520,963
Lumentum Holdings, Inc.(a)	15,200	1,440,960
Maxim Integrated Products, Inc.	18,350	1,626,728
McAfee Corp., Class A	29,819	497,679
Micron Technology, Inc.(a)	53,363	4,011,830
Microsoft Corp.	20,600	4,581,852
NetApp, Inc.	57,700	3,822,048
NortonLifeLock, Inc.	73,345	1,524,109
ON Semiconductor Corp.(a)	22,886	749,059
Oracle Corp.	35,300	2,283,557
Palo Alto Networks, Inc.(a)	6,265	2,226,518
Plantronics, Inc.	48,624	1,314,307
Qorvo, Inc.(a)	2,675	444,772
Rambus, Inc.(a)	24,500	427,770
SailPoint Technologies Holdings, Inc.(a)	9,924	528,354
Salesforce.com, Inc.(a)	6,405	1,425,305
Sciplay Corp., Class A(a)	27,578	381,955
SMART Global Holdings, Inc.(a)	17,829	670,905
Synaptics, Inc.(a)	41,373	3,988,357
Synopsys, Inc.(a)	20,109	5,213,057
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Tenable Holdings, Inc.(a)	4,245	221,844
Teradyne, Inc.	53,668	6,434,257
Verint Systems, Inc.(a)	10,483	704,248
Visa, Inc., Class A	16,475	3,603,577
Western Digital Corp.(b)	57,928	3,208,632
Xperi Holding Corp.	100,215	2,094,493
Total		123,395,961
Total Common Stocks (Cost $83,049,074)		134,607,928

Options Purchased Calls 0.0%
Value ($)
(Cost $14,813)	17,710
Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(c),(d)	1,029,131	1,029,028
Total Money Market Funds (Cost $1,029,028)		1,029,028
Total Investments in Securities (Cost $84,092,915)		135,654,666
Other Assets & Liabilities, Net		123,111
Net Assets		$135,777,777

At December 31, 2020, securities and/or cash totaling $413,879 were pledged as collateral.
Investments in derivatives
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Intel Corp.	Morgan Stanley	USD	219,208	44	47.50	02/19/2021	14,813	17,710

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Western Digital Corp.	Morgan Stanley	USD	(337,879)	(61)	90.00	1/15/2021	(22,642)	(244)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Western Digital Corp.	Morgan Stanley	USD	(343,418)	(62)	40.00	01/15/2021	(19,669)	(155)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	4,079,511	32,766,157	(35,816,819)	179	1,029,028	524	12,510	1,029,131
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Bermuda	3,613,183	—	—	3,613,183
Brazil	1,646,473	—	—	1,646,473
China	188,337	—	—	188,337
France	96,397	—	—	96,397
Israel	436,293	—	—	436,293
Japan	—	1,364,895	—	1,364,895
Netherlands	2,369,249	—	—	2,369,249
Sweden	738,510	—	—	738,510
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
United Kingdom	758,630	—	—	758,630
United States	123,395,961	—	—	123,395,961
Total Common Stocks	133,243,033	1,364,895	—	134,607,928
Options Purchased Calls	17,710	—	—	17,710
Money Market Funds	1,029,028	—	—	1,029,028
Total Investments in Securities	134,289,771	1,364,895	—	135,654,666
Investments in Derivatives
Liability
Options Contracts Written	(399)	—	—	(399)
Total	134,289,372	1,364,895	—	135,654,267
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	11

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $83,049,074)	$134,607,928
Affiliated issuers (cost $1,029,028)	1,029,028
Options purchased (cost $14,813)	17,710
Cash collateral held at broker for:
Options contracts written	76,000
Receivable for:
Investments sold	366,443
Capital shares sold	21,871
Dividends	71,675
Foreign tax reclaims	2,766
Expense reimbursement due from Investment Manager	565
Prepaid expenses	1,669
Total assets	136,195,655
Liabilities
Option contracts written, at value (premiums received $42,311)	399
Due to custodian	116
Payable for:
Investments purchased	222,910
Capital shares purchased	73,052
Management services fees	3,383
Distribution and/or service fees	526
Service fees	53,147
Compensation of board members	37,497
Compensation of chief compliance officer	24
Other expenses	26,824
Total liabilities	417,878
Net assets applicable to outstanding capital stock	$135,777,777
Represented by
Paid in capital	67,639,118
Total distributable earnings (loss)	68,138,659
Total - representing net assets applicable to outstanding capital stock	$135,777,777
Class 1
Net assets	$58,611,141
Shares outstanding	1,857,966
Net asset value per share	$31.55
Class 2
Net assets	$77,166,636
Shares outstanding	2,730,500
Net asset value per share	$28.26
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$1,655,186
Dividends — affiliated issuers	12,510
Foreign taxes withheld	(8,449)
Total income	1,659,247
Expenses:
Management services fees	950,209
Distribution and/or service fees
Class 2	146,201
Service fees	185,386
Compensation of board members	16,323
Custodian fees	20,597
Printing and postage fees	15,246
Audit fees	31,843
Legal fees	9,313
Line of credit interest	97
Interest on interfund lending	394
Compensation of chief compliance officer	26
Other	9,506
Total expenses	1,385,141
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(224,540)
Total net expenses	1,160,601
Net investment income	498,646
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	16,553,059
Investments — affiliated issuers	524
Foreign currency translations	(5,526)
Options contracts written	(190,198)
Net realized gain	16,357,859
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	25,159,252
Investments — affiliated issuers	179
Foreign currency translations	291
Options purchased	2,897
Options contracts written	(1,464)
Net change in unrealized appreciation (depreciation)	25,161,155
Net realized and unrealized gain	41,519,014
Net increase in net assets resulting from operations	$42,017,660
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income (loss)	$498,646	$(35,241)
Net realized gain	16,357,859	8,673,321
Net change in unrealized appreciation (depreciation)	25,161,155	26,915,185
Net increase in net assets resulting from operations	42,017,660	35,553,265
Distributions to shareholders
Net investment income and net realized gains
Class 1	(3,579,293)	(5,791,704)
Class 2	(4,986,844)	(7,012,539)
Total distributions to shareholders	(8,566,137)	(12,804,243)
Increase in net assets from capital stock activity	738,269	12,734,904
Total increase in net assets	34,189,792	35,483,926
Net assets at beginning of year	101,587,985	66,104,059
Net assets at end of year	$135,777,777	$101,587,985

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	14,117	319,910	6,676	143,646
Distributions reinvested	148,396	3,579,292	307,089	5,791,704
Redemptions	(212,068)	(4,942,112)	(213,545)	(4,502,596)
Net increase (decrease)	(49,555)	(1,042,910)	100,220	1,432,754
Class 2
Subscriptions	824,508	17,942,880	1,281,155	24,753,358
Distributions reinvested	230,552	4,986,844	410,811	7,012,539
Redemptions	(1,024,118)	(21,148,545)	(1,072,586)	(20,463,747)
Net increase	30,942	1,781,179	619,380	11,302,150
Total net increase (decrease)	(18,613)	738,269	719,600	12,734,904
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

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Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$23.36	0.15	10.03	10.18	(1.99)	(1.99)
Year Ended 12/31/2019	$17.78	0.02	9.00	9.02	(3.44)	(3.44)
Year Ended 12/31/2018	$21.56	0.01	(1.47)	(1.46)	(2.32)	(2.32)
Year Ended 12/31/2017	$21.67	(0.03)	6.79	6.76	(6.87)	(6.87)
Year Ended 12/31/2016	$27.97	(0.04)	3.55	3.51	(9.81)	(9.81)
Class 2
Year Ended 12/31/2020	$21.12	0.08	9.00	9.08	(1.94)	(1.94)
Year Ended 12/31/2019	$16.33	(0.03)	8.20	8.17	(3.38)	(3.38)
Year Ended 12/31/2018	$19.99	(0.04)	(1.35)	(1.39)	(2.27)	(2.27)
Year Ended 12/31/2017	$20.50	(0.08)	6.38	6.30	(6.81)	(6.81)
Year Ended 12/31/2016	$26.98	(0.12)	3.38	3.26	(9.74)	(9.74)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$31.55	46.18%	1.19%(c),(d)	0.98%(c),(d)	0.62%	46%	$58,611
Year Ended 12/31/2019	$23.36	55.31%	1.18%(c)	0.97%(c)	0.09%	56%	$44,565
Year Ended 12/31/2018	$17.78	(8.15%)	1.09%(c),(d)	1.03%(c),(d)	0.05%	44%	$32,129
Year Ended 12/31/2017	$21.56	35.21%	1.15%(d)	1.02%(d)	(0.16%)	60%	$38,879
Year Ended 12/31/2016	$21.67	19.35%	1.26%	0.98%	(0.17%)	62%	$31,083
Class 2
Year Ended 12/31/2020	$28.26	45.80%	1.44%(c),(d)	1.23%(c),(d)	0.37%	46%	$77,167
Year Ended 12/31/2019	$21.12	54.97%	1.43%(c)	1.21%(c)	(0.15%)	56%	$57,023
Year Ended 12/31/2018	$16.33	(8.45%)	1.33%(c),(d)	1.28%(c),(d)	(0.22%)	44%	$33,975
Year Ended 12/31/2017	$19.99	34.92%	1.40%(d)	1.27%(d)	(0.39%)	60%	$46,688
Year Ended 12/31/2016	$20.50	19.01%	1.47%	1.23%	(0.49%)	62%	$27,838
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk, to increase return on investments, to protect gains, to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the
20	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	399
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	(190,198)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	(1,464)	2,897	1,433
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average value ($)
Options contracts — purchased	48*
Options contracts — written	(145,325)**

Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
*	Based on the ending daily outstanding amounts for the year ended December 31, 2020.
**	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
Morgan Stanley ($)
Assets
Options purchased calls	17,710
Liabilities
Options contracts written	399
Total financial and derivative net assets	17,311
Total collateral received (pledged) (a)	-
Net amount (b)	17,311

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
22	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.915% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.18% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.99%	0.94%
Class 2	1.24	1.19
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
24	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(5,526)	5,526	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,417,814	7,148,323	8,566,137	2,035,882	10,768,361	12,804,243
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,496,616	14,485,395	—	51,193,378
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
84,460,889	52,464,559	(1,271,181)	51,193,378
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $47,469,556 and $51,545,948, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	(863,636)	1.17	11
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
For the year ended December 31, 2020, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
242,857	1.86	7
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at December 31, 2020.
26	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2020, two unaffiliated shareholders of record owned 79.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Seligman Global Technology Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Seligman Global Technology Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Dividends received deduction	Capital gain dividend
55.72%	$15,222,893
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
32	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested director affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
34	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
36	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2020

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Columbia Variable Portfolio – Seligman Global Technology Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
SL 9916 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Limited Duration Credit Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Limited Duration Credit Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2010
Royce Wilson, CFA
Portfolio Manager
Managed Fund since 2012
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	5.90	4.25	2.94
Class 2	05/07/10	5.57	3.99	2.68
Bloomberg Barclays U.S. 1-5 Year Corporate Index		5.41	3.73	3.27
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Corporate Bonds & Notes	81.8
Money Market Funds	6.3
U.S. Treasury Obligations	11.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2020)
AAA rating	12.7
AA rating	4.9
A rating	17.8
BBB rating	59.7
BB rating	4.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 88.63% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 5.57%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Corporate Index, which returned 5.41% for the same time period.
Market overview
Entering the period, dissipating trade headwinds supported investor sentiment as the U.S. and China signed a Phase One agreement in mid-January. However, as February progressed the market focused on the COVID-19 pandemic which shut down most of the Chinese economy. As COVID-19 case counts accelerated globally, travel and economic activity came to a near-halt. Financial market liquidity all but disappeared as investors rushed to sell what they could to raise cash. Oil prices plunged as demand collapsed and a Saudi Arabia-Russia price war compounded matters. U.S. Treasury yields declined dramatically on their way toward historical lows as investors sought safe havens.
Policymakers globally responded with dramatic measures in the effort to keep businesses and consumers afloat. The U.S. Federal Reserve (Fed) cut its benchmark overnight lending rate to zero, resurrected financial crisis-era lending facilities and launched a broad asset purchase program, while the U.S. Congress passed a $2.2 trillion stimulus package. The result was a rebound in risk sentiment that benefited more credit-sensitive areas of the bond market. The Fed eventually signaled that it was prepared to leave its benchmark overnight lending rate at zero for the foreseeable future, while Congress followed up on earlier stimulus with an expansion of the Paycheck Protection Program which provides forgivable loans to small- and medium-sized businesses. As COVID-19 cases and death rates fell in the early hotspots and encouraging public health stories emerged the market began looking toward reopening. June saw bouts of volatility as the removal of restrictions led to a dramatic acceleration of COVID-19 infections in a number of states.
As the year progressed, investors were heartened by improving economic data and progress on COVID-19 vaccines. Further boosting sentiment, in a late-August speech Fed Chair Powell outlined a new approach which provides the central bank with additional flexibility in managing interest rates should any one inflation readout break through the 2% target. Credit-sensitive areas of the market continued to outperform, although risk sentiment wavered late in the third quarter on uncertainty over additional economic stimulus, the persistence of COVID-19 cases and fears of a litigated presidential election outcome.
In November, a clear outcome to the U.S. presidential election and headlines around a pair of COVID-19 vaccines further boosted risk appetites. Both vaccines received emergency use authorization from the U.S. Food & Drug Administration in December, raising the prospect of a return to relatively normal economic activity in the coming months. As 2020 drew to a close, the U.S. Congress passed additional stimulus including direct payments to most individuals, extended unemployment benefits and small business support.
U.S. Treasury yields drifted higher late in the period on economic optimism, but still finished dramatically lower for the year with decreases most significant on the front end of the curve. To illustrate, the two-year Treasury yield declined 145 basis points from 1.58% to 0.13%, the 10-year declined 99 basis points from 1.92% to 0.93%, and the 30-year declined 74 basis points from 2.39% to 1.65% during the reporting period.
The Fund’s notable contributors during the period
•	In broad terms, the Fund’s overweight to credit risk added to relative performance as credit spreads – the incremental yield offered by lower quality securities – narrowed over the period.
•	The Fund’s sector allocation added to performance, based on overweights to both life insurance and electric companies along with an underweight to energy.
•	Issuer selection was positive as well, with contributions highlighted by positions in U.S. biopharmaceutical company Abbvie Inc. and Canadian integrated oil and natural gas company Cenovus Energy.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
The Fund’s notable detractors during the period
•	While we generally seek to maintain a neutral stance with respect to overall portfolio duration and corresponding sensitivity to changes in interest rates, a modest underweight to duration was a slight detractor from relative return as Treasury yields declined.
Derivatives usage
The Fund employed Treasury futures contracts during the 12 month period to seek to reduce the potentially negative impact of rising interest rates. The use of these derivatives, on a stand alone basis, detracted from Fund performance during the period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,026.40	1,022.67	2.50	2.49	0.49
Class 2	1,000.00	1,000.00	1,024.10	1,021.42	3.77	3.76	0.74
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 83.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.2%
Boeing Co. (The)
02/01/2026	2.750%	7,375,000	7,772,507
Raytheon Technologies Corp.
03/15/2022	2.800%	4,480,000	4,599,940
United Technologies Corp.
11/16/2028	4.125%	3,610,000	4,305,819
Total			16,678,266
Automotive 0.4%
General Motors Financial Co., Inc.
06/20/2025	2.750%	2,505,000	2,673,231
Banking 8.3%
American Express Co.
05/20/2022	2.750%	4,725,000	4,873,549
02/27/2023	3.400%	3,480,000	3,701,228
Bank of America Corp.(a)
02/13/2026	2.015%	5,360,000	5,619,265
Bank of Montreal
12/08/2023	0.450%	8,000,000	8,021,912
Citigroup, Inc.(a)
04/08/2026	3.106%	3,460,000	3,787,073
Goldman Sachs Group, Inc. (The)
02/20/2024	3.625%	6,770,000	7,377,713
JPMorgan Chase & Co.(a)
03/13/2026	2.005%	10,210,000	10,736,534
Morgan Stanley(a)
04/28/2026	2.188%	5,355,000	5,660,422
Wells Fargo & Co.
10/23/2026	3.000%	5,630,000	6,238,414
Wells Fargo Bank NA
10/22/2021	3.625%	6,090,000	6,235,836
Total			62,251,946
Cable and Satellite 3.3%
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	3,270,000	3,446,679
07/23/2025	4.908%	3,963,000	4,600,945
02/15/2028	3.750%	3,970,000	4,452,025
Sky PLC(b)
09/16/2024	3.750%	10,735,000	11,958,537
Total			24,458,186
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 2.9%
Carrier Global Corp.
02/15/2025	2.242%	9,605,000	10,162,274
General Electric Co.
05/01/2027	3.450%	5,630,000	6,346,073
Honeywell International, Inc.
08/19/2022	0.483%	5,195,000	5,202,078
Total			21,710,425
Electric 19.7%
AEP Texas, Inc.
10/01/2022	2.400%	11,023,000	11,378,481
American Electric Power Co., Inc.
12/01/2021	3.650%	1,936,000	1,994,203
11/01/2025	1.000%	2,635,000	2,667,567
CenterPoint Energy, Inc.
09/01/2024	2.500%	5,660,000	6,015,846
CMS Energy Corp.
03/01/2024	3.875%	8,161,000	8,891,362
11/15/2025	3.600%	8,736,000	9,786,316
DTE Energy Co.
06/01/2024	3.500%	2,876,000	3,123,026
10/01/2026	2.850%	10,991,000	12,070,549
Duke Energy Corp.
08/15/2027	3.150%	1,375,000	1,537,785
Edison International
11/15/2024	3.550%	2,150,000	2,331,242
Emera U.S. Finance LP
06/15/2021	2.700%	4,116,000	4,148,403
06/15/2026	3.550%	12,905,000	14,492,208
Eversource Energy
10/01/2024	2.900%	11,520,000	12,439,021
Georgia Power Co.
07/30/2023	2.100%	12,915,000	13,493,503
NextEra Energy Operating Partners LP(b)
07/15/2024	4.250%	3,505,000	3,758,048
NRG Energy, Inc.(b)
12/02/2027	2.450%	2,040,000	2,141,514
Pacific Gas and Electric Co.
07/01/2025	3.450%	1,675,000	1,815,062
Public Service Enterprise Group, Inc.
11/15/2021	2.000%	6,995,000	7,084,824
Southern Co. (The)
07/01/2021	2.350%	12,621,000	12,725,038
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WEC Energy Group, Inc.
09/15/2023	0.550%	2,990,000	3,004,011
06/15/2025	3.550%	3,415,000	3,807,322
Xcel Energy, Inc.
03/15/2021	2.400%	9,064,000	9,084,736
Total			147,790,067
Environmental 1.1%
GFL Environmental, Inc.(b)
08/01/2025	3.750%	3,730,000	3,824,536
Waste Management, Inc.
11/15/2025	0.750%	4,390,000	4,406,421
Total			8,230,957
Finance Companies 0.8%
GE Capital International Funding Co. Unlimited Co.
11/15/2025	3.373%	5,500,000	6,113,118
Food and Beverage 8.4%
Bacardi Ltd.(b)
05/15/2025	4.450%	2,985,000	3,364,551
07/15/2026	2.750%	14,570,000	15,421,515
Conagra Brands, Inc.
11/01/2025	4.600%	5,121,000	6,027,783
Kraft Heinz Foods Co. (The)
06/01/2026	3.000%	9,564,000	9,982,337
Molson Coors Brewing Co.
07/15/2021	2.100%	4,721,000	4,755,595
Mondelez International Holdings Netherlands BV(b)
10/28/2021	2.000%	12,899,000	13,053,708
Mondelez International, Inc.
07/01/2022	0.625%	10,815,000	10,863,958
Total			63,469,447
Health Care 5.1%
Becton Dickinson and Co.
11/08/2021	3.125%	5,241,000	5,359,565
06/06/2022	2.894%	3,897,000	4,022,270
06/06/2024	3.363%	6,910,000	7,495,567
Cigna Corp.
10/15/2028	4.375%	7,650,000	9,236,229
CVS Health Corp.
03/25/2028	4.300%	7,138,000	8,460,329
HCA, Inc.
02/01/2025	5.375%	3,325,000	3,736,500
Total			38,310,460
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.6%
Centene Corp.
12/15/2027	4.250%	4,407,000	4,690,608
Independent Energy 0.6%
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,165,000	4,679,251
Integrated Energy 0.7%
Cenovus Energy, Inc.
07/15/2025	5.375%	2,390,000	2,694,130
04/15/2027	4.250%	2,385,000	2,593,583
Total			5,287,713
Life Insurance 10.4%
AIG Global Funding(b)
07/07/2023	0.800%	3,420,000	3,451,464
Five Corners Funding Trust(b)
11/15/2023	4.419%	11,807,000	13,093,522
Guardian Life Global Funding(b)
12/10/2025	0.875%	11,230,000	11,293,050
MassMutual Global Funding II(b)
07/01/2022	2.250%	3,557,000	3,658,977
Metropolitan Life Global Funding I(b)
06/08/2023	0.900%	4,805,000	4,862,343
Pacific Life Global Funding II(b)
09/23/2023	0.500%	2,930,000	2,935,455
06/24/2025	1.200%	6,250,000	6,344,446
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%	16,697,000	18,510,176
Principal Life Global Funding II(b)
11/21/2024	2.250%	13,120,000	13,933,064
Total			78,082,497
Media and Entertainment 0.7%
Discovery Communications LLC
03/20/2028	3.950%	4,875,000	5,589,290
Midstream 5.8%
Colorado Interstate Gas Co. LLC/Issuing Corp.(b)
08/15/2026	4.150%	2,955,000	3,350,764
Energy Transfer Partners LP
01/15/2026	4.750%	1,910,000	2,162,951
Enterprise Products Operating LLC
02/15/2021	2.800%	4,300,000	4,312,712
MPLX LP
12/01/2027	4.250%	6,135,000	7,170,368
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	8,445,000	9,465,410

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Natural Gas Co. LLC/Issuing Corp.
06/15/2021	4.400%	7,592,000	7,647,867
Western Gas Partners LP
07/01/2026	4.650%	3,764,000	3,947,510
Williams Companies, Inc. (The)
09/15/2025	4.000%	5,013,000	5,687,081
Total			43,744,663
Natural Gas 2.0%
NiSource Finance Corp.
05/15/2027	3.490%	12,978,000	14,712,055
Packaging 0.7%
Berry Global, Inc.(b)
01/15/2026	1.570%	5,319,000	5,365,955
Pharmaceuticals 3.7%
AbbVie, Inc.
11/21/2026	2.950%	19,490,000	21,583,180
Amgen, Inc.
05/11/2022	2.650%	5,655,000	5,822,678
Total			27,405,858
Refining 0.3%
Phillips 66
02/15/2026	1.300%	2,485,000	2,526,394
Supermarkets 0.2%
Kroger Co. (The)
11/01/2021	2.950%	1,805,000	1,839,756
Technology 2.9%
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	12,960,000	14,539,605
Microchip Technology, Inc.(b)
09/01/2023	2.670%	2,140,000	2,241,067
02/15/2024	0.972%	2,994,000	3,001,868
NXP BV/Funding LLC/USA, Inc.(b)
05/01/2025	2.700%	1,900,000	2,042,815
Total			21,825,355
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.5%
ERAC U.S.A. Finance LLC(b)
11/15/2024	3.850%	3,193,000	3,550,470
Wireless 1.5%
American Tower Corp.
01/15/2027	3.125%	1,890,000	2,085,230
T-Mobile USA, Inc.(b)
04/15/2025	3.500%	8,385,000	9,277,209
Total			11,362,439
Wirelines 1.1%
Verizon Communications, Inc.
11/20/2025	0.850%	8,175,000	8,241,889
Total Corporate Bonds & Notes (Cost $603,460,994)			630,590,296

U.S. Treasury Obligations 12.2%

U.S. Treasury
03/31/2022	1.875%	10,000,000	10,217,578
08/15/2022	1.500%	25,540,000	26,108,664
10/31/2022	0.125%	12,000,000	12,000,938
11/15/2023	0.250%	15,000,000	15,041,016
12/15/2023	0.125%	13,000,000	12,984,766
10/31/2025	0.250%	15,325,000	15,259,150
Total U.S. Treasury Obligations (Cost $91,111,901)			91,612,112

Money Market Funds 6.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(c),(d)	48,207,705	48,202,884
Total Money Market Funds (Cost $48,202,884)		48,202,884
Total Investments in Securities (Cost: $742,775,779)		770,405,292
Other Assets & Liabilities, Net		(18,682,967)
Net Assets		751,722,325

At December 31, 2020, securities and/or cash totaling $948,668 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	598	03/2021	USD	132,143,984	121,370	—

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(557)	03/2021	USD	(76,909,516)	11,941	—
U.S. Treasury 10-Year Note	(50)	03/2021	USD	(6,903,906)	—	(11,957)
U.S. Treasury 5-Year Note	(232)	03/2021	USD	(29,270,063)	—	(48,953)
U.S. Ultra Bond 10-Year Note	(16)	03/2021	USD	(2,501,750)	—	(1,278)
Total					11,941	(62,188)
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $160,435,054, which represents 21.34% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	57,133,744	430,507,239	(439,441,729)	3,630	48,202,884	(3,820)	268,044	48,207,705
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	630,590,296	—	630,590,296
U.S. Treasury Obligations	91,612,112	—	—	91,612,112
Money Market Funds	48,202,884	—	—	48,202,884
Total Investments in Securities	139,814,996	630,590,296	—	770,405,292
Investments in Derivatives
Asset
Futures Contracts	133,311	—	—	133,311
Liability
Futures Contracts	(62,188)	—	—	(62,188)
Total	139,886,119	630,590,296	—	770,476,415
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $694,572,895)	$722,202,408
Affiliated issuers (cost $48,202,884)	48,202,884
Margin deposits on:
Futures contracts	948,668
Receivable for:
Capital shares sold	314,498
Dividends	5,616
Interest	4,229,784
Foreign tax reclaims	4,741
Variation margin for futures contracts	14,784
Expense reimbursement due from Investment Manager	167
Prepaid expenses	3,174
Total assets	775,926,724
Liabilities
Payable for:
Investments purchased	23,255,148
Capital shares purchased	701,123
Variation margin for futures contracts	81,387
Management services fees	9,831
Distribution and/or service fees	579
Service fees	4,647
Compensation of board members	122,047
Compensation of chief compliance officer	162
Other expenses	29,475
Total liabilities	24,204,399
Net assets applicable to outstanding capital stock	$751,722,325
Represented by
Paid in capital	725,828,786
Total distributable earnings (loss)	25,893,539
Total - representing net assets applicable to outstanding capital stock	$751,722,325
Class 1
Net assets	$666,529,600
Shares outstanding	66,278,988
Net asset value per share	$10.06
Class 2
Net assets	$85,192,725
Shares outstanding	8,510,391
Net asset value per share	$10.01
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	13

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$268,044
Interest	17,532,651
Total income	17,800,695
Expenses:
Management services fees	3,530,837
Distribution and/or service fees
Class 2	170,680
Service fees	42,495
Compensation of board members	34,790
Custodian fees	6,631
Printing and postage fees	24,448
Audit fees	29,500
Legal fees	15,715
Compensation of chief compliance officer	148
Other	27,131
Total expenses	3,882,375
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(84,986)
Total net expenses	3,797,389
Net investment income	14,003,306
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	21,338,902
Investments — affiliated issuers	(3,820)
Futures contracts	(4,471,445)
Net realized gain	16,863,637
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	11,235,146
Investments — affiliated issuers	3,630
Futures contracts	(816,880)
Net change in unrealized appreciation (depreciation)	10,421,896
Net realized and unrealized gain	27,285,533
Net increase in net assets resulting from operations	$41,288,839
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$14,003,306	$19,622,974
Net realized gain	16,863,637	6,526,499
Net change in unrealized appreciation (depreciation)	10,421,896	30,981,813
Net increase in net assets resulting from operations	41,288,839	57,131,286
Distributions to shareholders
Net investment income and net realized gains
Class 1	(18,001,043)	(16,853,216)
Class 2	(1,738,011)	(1,063,576)
Total distributions to shareholders	(19,739,054)	(17,916,792)
Decrease in net assets from capital stock activity	(9,301,207)	(53,414,995)
Total increase (decrease) in net assets	12,248,578	(14,200,501)
Net assets at beginning of year	739,473,747	753,674,248
Net assets at end of year	$751,722,325	$739,473,747

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,661,914	26,255,670	3,049,590	29,209,694
Distributions reinvested	1,816,452	18,001,043	1,766,584	16,853,216
Redemptions	(8,299,639)	(81,789,763)	(10,981,163)	(105,667,765)
Net decrease	(3,821,273)	(37,533,050)	(6,164,989)	(59,604,855)
Class 2
Subscriptions	3,598,209	35,489,396	1,320,625	12,599,438
Distributions reinvested	176,090	1,738,011	111,838	1,063,576
Redemptions	(920,005)	(8,995,564)	(783,719)	(7,473,154)
Net increase	2,854,294	28,231,843	648,744	6,189,860
Total net decrease	(966,979)	(9,301,207)	(5,516,245)	(53,414,995)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$9.76	0.19	0.38	0.57	(0.27)	(0.27)
Year Ended 12/31/2019	$9.28	0.25	0.46	0.71	(0.23)	(0.23)
Year Ended 12/31/2018	$9.44	0.21	(0.19)	0.02	(0.18)	(0.18)
Year Ended 12/31/2017	$9.47	0.17	0.02	0.19	(0.22)	(0.22)
Year Ended 12/31/2016	$9.34	0.20	0.31	0.51	(0.38)	(0.38)
Class 2
Year Ended 12/31/2020	$9.72	0.16	0.38	0.54	(0.25)	(0.25)
Year Ended 12/31/2019	$9.24	0.22	0.47	0.69	(0.21)	(0.21)
Year Ended 12/31/2018	$9.40	0.19	(0.19)	0.00(c)	(0.16)	(0.16)
Year Ended 12/31/2017	$9.43	0.15	0.02	0.17	(0.20)	(0.20)
Year Ended 12/31/2016	$9.30	0.17	0.32	0.49	(0.36)	(0.36)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$10.06	5.90%	0.50%	0.49%	1.92%	92%	$666,530
Year Ended 12/31/2019	$9.76	7.69%	0.50%	0.49%	2.58%	110%	$684,486
Year Ended 12/31/2018	$9.28	0.24%	0.50%	0.50%	2.30%	62%	$707,421
Year Ended 12/31/2017	$9.44	2.05%	0.53%	0.53%	1.79%	104%	$773,190
Year Ended 12/31/2016	$9.47	5.53%	0.55%	0.55%	2.14%	102%	$845,695
Class 2
Year Ended 12/31/2020	$10.01	5.57%	0.75%	0.74%	1.63%	92%	$85,193
Year Ended 12/31/2019	$9.72	7.47%	0.75%	0.74%	2.32%	110%	$54,988
Year Ended 12/31/2018	$9.24	(0.02%)	0.75%	0.75%	2.06%	62%	$46,253
Year Ended 12/31/2017	$9.40	1.80%	0.78%	0.78%	1.55%	104%	$40,342
Year Ended 12/31/2016	$9.43	5.28%	0.81%	0.80%	1.85%	102%	$35,554
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
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Notes to Financial Statements  (continued)
December 31, 2020
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	133,311*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	62,188*

20	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(4,471,445)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(816,880)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	121,751,742
Futures contracts — short	103,124,672

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
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Notes to Financial Statements  (continued)
December 31, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.33% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.48% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
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Notes to Financial Statements  (continued)
December 31, 2020
Transactions with affiliates
For the year ended December 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $1,462,310 and $0, respectively.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2021
Class 1	0.49%
Class 2	0.74
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
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Notes to Financial Statements  (continued)
December 31, 2020
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
131,715	(131,715)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
19,739,054	—	19,739,054	17,916,792	—	17,916,792
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
13,890,377	—	(14,868,603)	26,993,044
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
743,483,371	26,995,550	(2,506)	26,993,044
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(9,095,130)	(5,773,473)	(14,868,603)	16,692,820
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
24	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $645,891,528 and $631,663,683, respectively, for the year ended December 31, 2020, of which $72,160,993 and $24,696,231, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
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Notes to Financial Statements  (continued)
December 31, 2020
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market
26	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 99.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Limited Duration Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Limited Duration Credit Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
30	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
 TRUSTEES AND OFFICERS
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
34	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020	35

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
36	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2020

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Columbia Variable Portfolio – Limited Duration Credit Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6679 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Emerging Markets Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Emerging Markets Bond Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Adrian Hilton
Lead Portfolio Manager
Managed Fund since October 2020
Christopher Cooke
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	7.43	6.92	4.40
Class 2	04/30/12	7.16	6.66	4.14
JPMorgan Emerging Markets Bond Index-Global		5.88	6.84	5.13
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2020)
AAA rating	1.0
AA rating	8.5
A rating	6.6
BBB rating	30.4
BB rating	26.7
B rating	19.0
CCC rating	4.1
D rating	0.1
Not rated	3.6
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

4	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2020)
Angola	1.8
Argentina	1.1
Belarus	0.3
Brazil	3.4
Canada	0.4
Chile	0.7
Colombia	4.1
Costa Rica	0.2
Croatia	0.5
Dominican Republic	5.5
Ecuador	0.6
Egypt	4.4
El Salvador	0.8
Ghana	2.0
Guatemala	1.1
Hong Kong	0.9
India	1.1
Indonesia	9.6
Isle of Man	0.2
Ivory Coast	1.8
Jersey	0.5
Kazakhstan	2.1
Malaysia	0.5
Mexico	11.5
Mongolia	0.2
Morocco	0.6
Country breakdown (%) (at December 31, 2020)
Netherlands	1.1
Oman	0.4
Panama	1.8
Paraguay	1.6
Peru	0.4
Philippines	0.7
Qatar	5.2
Romania	0.6
Russian Federation	2.6
Saudi Arabia	3.7
Singapore	0.3
South Africa	1.9
Sri Lanka	0.3
Switzerland	2.0
Turkey	5.5
Ukraine	1.2
United Arab Emirates	4.5
United Kingdom	0.6
United States(a)	5.6
Venezuela	0.2
Virgin Islands	3.9
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
At December 31, 2020, approximately 42.76% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 7.16%. The Fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index–Global, which returned 5.88% for the same period.
Market overview
Emerging market bonds endured a turbulent first quarter of 2020, as COVID-19 emerged in China and escalated into a global pandemic, feeding concerns about its impact on the already-fragile world economy. The U.S. dollar strengthened amid a flight to safety, and commodities plunged, both additional headwinds for the sector. Early on, investor sentiment was buoyed by optimism that COVID-19 was being contained and by a generally robust U.S. economic backdrop. However, core government bond yields subsequently moved lower as the tally of COVID-19 cases mounted outside of China, indicating that containment efforts had failed. Investors were prompted to move into perceived “safe haven” assets. A dizzying series of responses to the pandemic included travel restrictions and lockdowns that brought cities, regions and countries to a near halt; a wave of emergency interest rate cuts and liquidity injections by central banks; and the announcement of substantial economic support measures by governments. Led by the U.S. Federal Reserve (Fed), central banks in emerging markets countries, including Thailand, Brazil, Russia, the Philippines, China, Mexico and Turkey, also lowered interest rates, helping to support bonds. By March, emerging market policymakers were turning to more radical stimulus measures, as they sought to limit the pandemic’s economic impact. These moves helped stabilize markets toward the end of March as did a sharp rise in China’s official gauge of manufacturing activity. Still, for the first quarter overall, the market plunge saw sell-offs not only in countries and corporations most exposed to a slowdown in economic activity and/or the price of oil, but also in higher-quality and higher-rated securities, as the sell-off was very much liquidity driven.
Emerging market bonds rebounded during the subsequent three quarters of 2020. In the second calendar quarter, the wave of monetary and fiscal stimulus bolstered investor confidence. Also, the macro backdrop improved, helping sentiment, as the U.S. dollar weakened and commodities rose. Central banks in emerging market countries, including South Africa, bought government bonds to help support economies, buoying debt markets. Less positively, the focus of the COVID-19 pandemic shifted to emerging market countries during the second calendar quarter, as infection rates slowed in developed markets. By the end of the quarter, Brazil ranked second globally in terms of COVID-19 fatalities, and India and Russia were also among the worst-hit countries. Monetary conditions remained accommodative, as central banks in emerging market countries, including Brazil, South Africa, Turkey, Mexico and Russia, made further interest rate cuts to help cushion the blow from the pandemic. Meanwhile, emerging market currencies were mainly strong against the U.S. dollar, with the Indonesian rupiah, Russian ruble and Colombian peso leading the gains. On the geopolitical front, risk appetite was tempered by renewed U.S.-China tensions and nervousness around China’s imposition of a new security law in Hong Kong.
Emerging market bonds continued to rebound during the third quarter of 2020, though returns were muted by a modest fall in September. The sector was supported by U.S. dollar weakness, hopes for a COVID-19 recovery, and optimism that the worst of the economic impact of the pandemic had already been absorbed. Later in the quarter, a more cautious mood took hold and risk appetite retreated amid concerns around the uneven pace of the economic recovery and a resurgence in global COVID-19 infections. Concerns about the upcoming U.S. elections also unnerved investors. Global monetary conditions remained accommodative, with the U.S. Fed’s shift to a more dovish stance in August helping to boost sentiment. Meanwhile, emerging market central banks maintained their bias toward easier policy, with interest rate cuts from countries including Russia, Indonesia, Colombia, Brazil and Mexico.
In the fourth quarter of 2020, emerging market bond performance was driven by optimism about the COVID-19 vaccine rollouts and Democratic candidate Biden’s success in the U.S. presidential elections. U.S. dollar weakness — a positive for the sector — also boosted performance. The U.S. dollar declined as investors shunned perceived safe-haven assets amid hopes the COVID-19 vaccines would spur on economic activity. There were, however, bouts of volatility in the emerging market bonds sector, as COVID-19 cases surged and uncertainty mounted around prospects for further fiscal stimulus. The
6	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
calendar year ended on a positive note after a $900 billion U.S. fiscal stimulus bill was signed into law, while China and the European Union reached an agreement on its long-awaited business deal that would open access to the Chinese market for European investors. On the monetary policy front, there were signs the market was nearing the end of an interest rate-cutting cycle, with Brazil, Mexico, Peru, Chile, Russia and India keeping their respective rates on hold. Meanwhile, Turkey’s central bank raised its key interest rate in December for a second consecutive month, showing resolve to fight double-digit inflation and indicating a return to more conventional economic policies. China-U.S. tensions continued to simmer at the end of the annual period, as the U.S. Congress approved legislation barring American share listings by Chinese companies unless they adhere to U.S. accounting standards.
The Fund’s notable contributors during the period
•	The Fund’s relative outperformance was driven predominantly by effective country positioning and security selection.
•	Active, agile beta management during the annual period also considerably helped performance. (In this context, beta is the measure of the volatility of a portfolio compared the market as a whole. A beta value that is less than 1 means the portfolio is theoretically less volatile than the market. A beta value that is greater than 1 indicated the portfolio is theoretically more volatile than the market.) The Fund had a beta of around 1.08 at the end of February, heading into the large sell-off that occurred in March. This was a beta level at the lower end of our historical range for the Fund, a stance driven by spreads, or yield differentials to duration-matched sovereign bonds, being at relatively tight levels and valuations looking less compelling. However, since the March sell-off, we moved the Fund into some of the higher quality but higher yielding credits that had sold off, adding to positions in Qatar, Saudi Arabia and the Philippines. By rotating into some of the higher yielding names that started to look attractive, in our view, the Fund’s beta increased to about 1.25 by the middle of the calendar year. As risk sentiment heightened, these positions performed quite well.
•	From a country positioning perspective, having underweights in Ecuador and Lebanon contributed positively to the Fund’s relative results. Both of these countries defaulted, which led to their bond prices dropping considerably.
•	Having overweights in Egypt and the Dominican Republic also proved beneficial, as the debt of each delivered strong returns during the annual period.
•	Security selection among the debt of Indonesia, United Arab Emirates, Saudi Arabia and South Africa contributed especially positively.
○	In Indonesia, positions in quasi-sovereign bonds helped most.
○	Within United Arab Emirates, a key position in the bonds of DP World, a global trade enabler and provider of worldwide supply-chain logistics, added value.
○	In Saudi Arabia and South Africa, increasing exposure to longer term, highly rated bonds following the first quarter sell-off proved particularly effective. Overall, the sell-off in March opened opportunities for attractive risk-adjusted returns from high quality names, which we sought to take advantage of in the months that followed. As the calendar year progressed and valuations became more “normalized” in the investment-grade space, we rotated more toward the higher yielding securities, but maintaining focus on those issues where we believed the risk of default to be low and access to markets considerable.
The Fund’s notable detractors during the period
•	Duration positioning detracted from the Fund’s results during the annual period. As we increased the Fund’s risk positions after the first quarter of 2020, the portfolio also accumulated positive active durations. When yields drifted higher in the second half of the annual period, this detracted from returns.
•	At a country/security level, having an underweight in European sovereign bonds, such as those of Turkey and Poland, dampened the Fund’s relative results.
•	Having an overweight position in the corporate bonds of PEMEX, the Mexican state-owned petroleum company, rather than in the sovereign bonds of Mexico also detracted from returns.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,105.40	1,021.37	3.97	3.81	0.75
Class 2	1,000.00	1,000.00	1,104.10	1,020.16	5.24	5.03	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	9

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes(a) 9.5%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 0.4%
Vale Overseas Ltd.
07/08/2030	3.750%		1,750,000	1,952,363
Colombia 1.0%
Banco de Bogota SA(b)
Subordinated
05/12/2026	6.250%		535,000	618,577
Millicom International Cellular SA(b)
01/15/2028	5.125%		1,600,000	1,698,813
03/25/2029	6.250%		1,200,000	1,354,746
03/25/2029	6.250%		900,000	1,016,060
Total				4,688,196
Guatemala 0.4%
Energuate Trust(b)
05/03/2027	5.875%		1,200,000	1,269,134
05/03/2027	5.875%		650,000	687,447
Total				1,956,581
Hong Kong 0.8%
Lenovo Group Ltd.(b)
04/24/2025	5.875%		3,500,000	4,034,440
India 0.6%
Adani Ports & Special Economic Zone Ltd.(b)
07/30/2027	4.000%		850,000	907,975
08/04/2027	4.200%		1,969,000	2,118,387
Total				3,026,362
Isle of Man 0.2%
AngloGold Ashanti Holdings PLC
10/01/2030	3.750%		735,000	787,402
Jersey 0.5%
Galaxy Pipeline Assets Bidco Ltd.(b)
03/31/2036	2.625%		2,220,000	2,303,534
Mexico 0.1%
America Movil SAB de CV
12/05/2022	6.450%	MXN	10,860,000	555,470
Netherlands 0.7%
Braskem Netherlands Finance BV(b)
01/10/2023	3.500%		1,250,000	1,278,745
01/31/2030	4.500%		1,450,000	1,493,286
Mong Duong Finance Holdings BV(b)
05/07/2029	5.125%		430,000	451,507
Total				3,223,538
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Philippines 0.7%
SMC Global Power Holdings Corp.(b),(c)
12/31/2049	5.700%	900,000	882,663
12/31/2049	5.950%	2,500,000	2,473,939
Total			3,356,602
Singapore 0.3%
Geo Coal International Pte Ltd.(b)
10/04/2022	8.000%	1,624,000	1,218,479
United Kingdom 0.5%
Liquid Telecommunications Financing PLC(b)
07/13/2022	8.500%	1,710,000	1,746,004
Tullow Oil PLC(b)
03/01/2025	7.000%	900,000	593,215
03/01/2025	7.000%	300,000	197,738
Total			2,536,957
United States 0.8%
Braskem America Finance Co.(b)
07/22/2041	7.125%	3,450,000	3,989,628
Virgin Islands 2.5%
Gold Fields Orogen Holdings BVI Ltd.(b)
05/15/2024	5.125%	2,300,000	2,524,949
05/15/2029	6.125%	1,350,000	1,643,617
JGSH Philippines Ltd.(b)
07/09/2030	4.125%	7,500,000	7,898,065
Total			12,066,631
Total Corporate Bonds & Notes (Cost $43,669,688)			45,696,183

Foreign Government Obligations(a),(d) 83.5%

Angola 1.8%
Angolan Government International Bond(b)
11/26/2029	8.000%	1,846,000	1,735,305
11/26/2029	8.000%	1,600,000	1,504,057
05/08/2048	9.375%	5,700,000	5,382,407
Total			8,621,769
Argentina 1.1%
Argentine Republic Government International Bond(c)
07/09/2035	0.125%	13,614,232	4,975,755
07/09/2046	0.125%	720,000	264,163
Total			5,239,918
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Belarus 0.3%
Republic of Belarus International Bond(b)
02/28/2023	6.875%		700,000	732,358
02/28/2030	6.200%		750,000	762,515
Total				1,494,873
Brazil 3.0%
Brazil Minas SPE via State of Minas Gerais(b)
02/15/2028	5.333%		240,000	260,398
Brazilian Government International Bond
06/12/2030	3.875%		7,500,000	7,914,791
01/07/2041	5.625%		446,000	527,382
01/27/2045	5.000%		5,000,000	5,561,584
Total				14,264,155
Canada 0.4%
MEGlobal Canada ULC(b)
05/18/2025	5.000%		1,600,000	1,800,808
Chile 0.7%
Chile Government International Bond
01/25/2050	3.500%		1,750,000	2,013,679
Corporación Nacional del Cobre de Chile(b)
09/30/2029	3.000%		1,215,000	1,319,926
Total				3,333,605
Colombia 3.1%
Colombia Government International Bond
01/30/2030	3.000%		13,700,000	14,421,011
04/15/2031	3.125%		407,000	432,683
Total				14,853,694
Costa Rica 0.2%
Costa Rica Government International Bond(b)
02/19/2031	6.125%		950,000	891,247
Croatia 0.5%
Croatia Government International Bond(b)
01/26/2024	6.000%		861,000	991,271
Hrvatska Elektroprivreda(b)
10/23/2022	5.875%		710,000	769,881
10/23/2022	5.875%		600,000	650,604
Total				2,411,756
Dominican Republic 5.4%
Dominican Republic Bond(b)
02/05/2027	11.250%	DOP	112,000,000	2,226,835
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Dominican Republic International Bond(b)
03/04/2022	10.375%	DOP	74,200,000	1,330,287
01/27/2025	5.500%		2,500,000	2,822,903
01/29/2026	6.875%		500,000	604,323
06/05/2026	9.750%	DOP	108,550,000	2,002,433
01/25/2027	5.950%		4,035,000	4,763,384
01/30/2030	4.500%		4,845,000	5,279,473
09/23/2032	4.875%		1,650,000	1,829,915
04/30/2044	7.450%		2,286,000	2,961,888
01/27/2045	6.850%		271,000	330,419
01/30/2060	5.875%		1,650,000	1,819,384
Total				25,971,244
Ecuador 0.6%
Ecuador Government International Bond(b),(c)
07/31/2035	0.500%		3,343,275	1,823,296
07/31/2040	0.500%		2,342,250	1,191,372
Total				3,014,668
Egypt 3.4%
Egypt Government International Bond(b)
04/16/2030	5.625%	EUR	1,580,000	2,019,273
04/11/2031	6.375%	EUR	2,000,000	2,626,772
01/15/2032	7.053%		1,100,000	1,198,093
05/29/2032	7.625%		2,585,000	2,931,395
01/31/2047	8.500%		850,000	965,220
02/21/2048	7.903%		1,100,000	1,196,498
03/01/2049	8.700%		1,550,000	1,796,960
05/29/2050	8.875%		2,835,000	3,329,040
Total				16,063,251
El Salvador 0.8%
El Salvador Government International Bond(b)
01/30/2025	5.875%		830,000	786,657
01/18/2027	6.375%		3,260,000	3,087,265
Total				3,873,922
Ghana 2.0%
Ghana Government International Bond(b)
02/11/2027	6.375%		905,000	941,527
02/11/2035	7.875%		1,500,000	1,543,122
03/26/2051	8.950%		6,800,000	7,093,251
Total				9,577,900
Guatemala 0.6%
Guatemala Government Bond(b)
06/01/2050	6.125%		2,350,000	3,108,177
India 0.4%
Export-Import Bank of India(b)
01/15/2030	3.250%		1,950,000	2,091,693

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Indonesia 9.5%
Indonesia Government International Bond
09/18/2029	3.400%		1,900,000	2,125,898
10/30/2049	3.700%		3,800,000	4,166,818
02/14/2050	3.500%		1,550,000	1,686,097
Indonesia Government International Bond(b)
01/15/2045	5.125%		4,250,000	5,499,528
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	62,487,000,000	4,791,538
Perusahaan Penerbit SBSN Indonesia III(b)
06/23/2025	2.300%		1,455,000	1,522,559
PT Indonesia Asahan Aluminium Persero(b)
05/15/2030	5.450%		4,765,000	5,745,576
11/15/2048	6.757%		6,250,000	8,540,497
PT Pelabuhan Indonesia II(b)
05/05/2045	5.375%		1,800,000	2,171,618
PT Pertamina Persero(b)
01/21/2050	4.175%		2,200,000	2,378,179
PT Saka Energi Indonesia(b)
05/05/2024	4.450%		7,150,000	6,925,998
Total				45,554,306
Ivory Coast 1.8%
Ivory Coast Government International Bond(b)
07/23/2024	5.375%		300,000	317,390
10/17/2031	5.875%	EUR	4,300,000	5,793,969
06/15/2033	6.125%		2,250,000	2,536,704
Total				8,648,063
Kazakhstan 2.1%
Kazakhstan Government International Bond(b)
07/21/2045	6.500%		300,000	484,958
KazMunayGas National Co. JSC(b)
04/19/2027	4.750%		5,550,000	6,438,720
04/24/2030	5.375%		550,000	678,076
04/19/2047	5.750%		1,850,000	2,481,037
Total				10,082,791
Malaysia 0.5%
Petronas Capital Ltd.(b)
04/21/2030	3.500%		2,055,000	2,367,820
Mexico 11.3%
Mexican Bonos
06/09/2022	6.500%	MXN	55,615,900	2,882,259
05/31/2029	8.500%	MXN	15,000,000	918,716
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico Government International Bond
04/16/2030	3.250%		6,950,000	7,526,121
01/15/2047	4.350%		2,300,000	2,626,916
02/10/2048	4.600%		2,000,000	2,349,337
Petroleos Mexicanos(b)
09/12/2024	7.190%	MXN	600,000	27,449
Petroleos Mexicanos
01/23/2026	4.500%		2,000,000	1,998,911
11/12/2026	7.470%	MXN	4,700,000	198,402
03/13/2027	6.500%		3,900,000	4,111,631
02/12/2028	5.350%		4,040,000	3,990,043
01/23/2029	6.500%		400,000	414,660
01/23/2030	6.840%		8,700,000	9,068,317
01/28/2031	5.950%		9,245,000	9,205,748
01/23/2045	6.375%		5,700,000	5,181,542
09/21/2047	6.750%		1,500,000	1,405,203
01/23/2050	7.690%		2,029,000	2,048,685
Total				53,953,940
Mongolia 0.2%
Mongolia Government International Bond(b)
05/01/2023	5.625%		1,000,000	1,053,751
Morocco 0.6%
OCP SA(b)
04/25/2044	6.875%		2,200,000	2,877,790
Netherlands 0.4%
Syngenta Finance NV(b)
04/24/2023	4.441%		1,750,000	1,833,481
04/24/2028	5.182%		250,000	267,544
Total				2,101,025
Oman 0.4%
Oman Government International Bond(b)
01/17/2048	6.750%		1,850,000	1,835,367
Panama 1.8%
Panama Government International Bond
03/16/2025	3.750%		950,000	1,052,267
09/29/2032	2.252%		2,800,000	2,886,658
04/01/2056	4.500%		2,578,000	3,329,184
07/23/2060	3.870%		1,183,000	1,394,587
Total				8,662,696
Paraguay 1.6%
Paraguay Government International Bond(b)
04/15/2026	5.000%		4,140,000	4,844,159
08/11/2044	6.100%		1,307,000	1,754,142
03/30/2050	5.400%		675,000	853,668
Total				7,451,969

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peru 0.4%
Peruvian Government International Bond
06/20/2030	2.844%	1,600,000	1,772,543
Qatar 5.1%
Qatar Government International Bond(b)
04/23/2028	4.500%	200,000	242,393
03/14/2029	4.000%	7,350,000	8,720,514
04/16/2030	3.750%	6,183,000	7,284,751
04/23/2048	5.103%	2,000,000	2,813,992
03/14/2049	4.817%	3,490,000	4,766,229
04/16/2050	4.400%	600,000	783,802
Total			24,611,681
Romania 0.6%
Romanian Government International Bond(b)
02/14/2051	4.000%	2,480,000	2,699,253
Russian Federation 2.6%
Gazprom Neft OAO Via GPN Capital SA(b)
09/19/2022	4.375%	416,000	436,263
Russian Foreign Bond - Eurobond(b)
05/27/2026	4.750%	3,000,000	3,465,742
03/21/2029	4.375%	2,200,000	2,567,293
03/28/2035	5.100%	2,400,000	3,036,930
04/04/2042	5.625%	800,000	1,114,835
06/23/2047	5.250%	1,200,000	1,663,965
Total			12,285,028
Saudi Arabia 3.6%
KSA Sukuk Ltd.(b)
10/29/2029	2.969%	1,750,000	1,887,648
Saudi Government International Bond(b)
03/04/2028	3.625%	1,750,000	1,964,271
04/17/2049	5.000%	500,000	656,301
01/21/2055	3.750%	8,000,000	8,761,401
01/21/2055	3.750%	3,700,000	4,052,148
Total			17,321,769
South Africa 1.9%
Eskom Holdings SOC Ltd.(b)
02/11/2025	7.125%	1,365,000	1,397,864
Republic of South Africa Government International Bond
09/30/2029	4.850%	1,760,000	1,871,484
09/30/2049	5.750%	5,700,000	5,712,797
Total			8,982,145
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sri Lanka 0.3%
Sri Lanka Government International Bond(b)
05/11/2027	6.200%	1,850,000	1,055,010
03/28/2030	7.550%	450,000	256,762
Total			1,311,772
Switzerland 1.9%
Syngenta Finance NV(b)
04/24/2028	5.182%	8,650,000	9,257,030
Turkey 5.4%
Turkey Government International Bond
03/22/2024	5.750%	1,200,000	1,263,201
04/14/2026	4.250%	2,700,000	2,674,570
02/17/2028	5.125%	14,540,000	14,729,848
04/26/2029	7.625%	3,800,000	4,386,768
01/14/2041	6.000%	2,400,000	2,371,410
05/11/2047	5.750%	500,000	476,244
Total			25,902,041
Ukraine 1.2%
NAK Naftogaz Ukraine via Kondor Finance PLC(b)
11/08/2026	7.625%	2,260,000	2,338,477
Ukraine Government International Bond(b)
09/01/2023	7.750%	700,000	770,142
09/01/2026	7.750%	2,275,000	2,565,943
Total			5,674,562
United Arab Emirates 4.4%
Abu Dhabi Government International Bond(b)
09/30/2029	2.500%	2,000,000	2,160,959
04/16/2030	3.125%	1,950,000	2,203,998
09/30/2049	3.125%	6,110,000	6,556,343
04/16/2050	3.875%	490,000	598,895
DP World Crescent Ltd.(b)
09/26/2028	4.848%	1,250,000	1,453,709
DP World PLC(b)
07/02/2037	6.850%	5,900,000	8,109,421
Total			21,083,325
United Kingdom 0.0%
Ukraine Railways Via Shortline PLC(b)
09/15/2021	9.875%	200,000	203,305
United States 0.1%
Mongolia Government International Bond(b)
04/07/2026	5.125%	290,000	311,566
Venezuela 0.2%
Petroleos de Venezuela SA(b),(e)
05/16/2024	0.000%	12,559,928	439,597

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
December 31, 2020
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Venezuela Government International Bond(b),(e)
10/13/2024	0.000%		4,300,000	395,600
Total				835,197
Virgin Islands 1.3%
Sinopec Group Overseas Development 2017 Ltd.(b)
09/13/2027	3.250%		2,800,000	3,020,417
Sinopec Group Overseas Development 2018 Ltd.(b)
09/12/2028	4.250%		1,500,000	1,722,916
State Grid Overseas Investment 2016 Ltd.(b)
05/04/2027	3.500%		1,300,000	1,441,942
Total				6,185,275
Total Foreign Government Obligations (Cost $380,709,731)				399,638,690

Treasury Bills(a) 1.0%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Egypt 1.0%
Egypt Treasury Bills
02/16/2021	12.000%	EGP	74,000,000	4,632,799
Total Treasury Bills (Cost $4,584,110)				4,632,799
Money Market Funds 4.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(f),(g)	22,355,548	22,353,312
Total Money Market Funds (Cost $22,353,312)		22,353,312
Total Investments in Securities (Cost $451,316,841)		472,320,984
Other Assets & Liabilities, Net		6,424,872
Net Assets		$478,745,856

At December 31, 2020, securities and/or cash totaling $244,384 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
89,000,000 MXN	4,384,949 USD	Goldman Sachs	01/11/2021	—	(84,407)
8,539,655 EUR	10,152,974 USD	UBS	01/11/2021	—	(281,050)
Total				—	(365,457)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Treasury Bond	36	03/2021	USD	7,688,250	—	(149,613)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Bond 10-Year Note	(44)	03/2021	USD	(6,879,813)	40,814	—
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $295,310,187, which represents 61.68% of total net assets.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2020, the total value of these securities amounted to $835,197, which represents 0.17% of total net assets.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	29,022,522	319,134,582	(325,805,010)	1,218	22,353,312	(644)	158,242	22,355,548
Currency Legend
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	45,696,183	—	45,696,183
Foreign Government Obligations	—	399,638,690	—	399,638,690
Treasury Bills	—	4,632,799	—	4,632,799
Money Market Funds	22,353,312	—	—	22,353,312
Total Investments in Securities	22,353,312	449,967,672	—	472,320,984
Investments in Derivatives
Asset
Futures Contracts	40,814	—	—	40,814
Liability
Forward Foreign Currency Exchange Contracts	—	(365,457)	—	(365,457)
Futures Contracts	(149,613)	—	—	(149,613)
Total	22,244,513	449,602,215	—	471,846,728
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $428,963,529)	$449,967,672
Affiliated issuers (cost $22,353,312)	22,353,312
Foreign currency (cost $300,255)	301,915
Margin deposits on:
Futures contracts	244,384
Receivable for:
Capital shares sold	271,765
Dividends	2,290
Interest	6,134,159
Foreign tax reclaims	37,143
Variation margin for futures contracts	27,000
Prepaid expenses	2,432
Total assets	479,342,072
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	365,457
Payable for:
Capital shares purchased	86,678
Variation margin for futures contracts	9,625
Foreign capital gains taxes deferred	1
Management services fees	7,779
Distribution and/or service fees	1,635
Service fees	50,765
Compensation of board members	42,411
Compensation of chief compliance officer	95
Other expenses	31,770
Total liabilities	596,216
Net assets applicable to outstanding capital stock	$478,745,856
Represented by
Paid in capital	475,855,329
Total distributable earnings (loss)	2,890,527
Total - representing net assets applicable to outstanding capital stock	$478,745,856
Class 1
Net assets	$237,552,582
Shares outstanding	23,832,924
Net asset value per share	$9.97
Class 2
Net assets	$241,193,274
Shares outstanding	24,215,983
Net asset value per share	$9.96
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	17

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$158,242
Interest	19,448,678
Interfund lending	1,365
Foreign taxes withheld	(107,425)
Total income	19,500,860
Expenses:
Management services fees	2,461,473
Distribution and/or service fees
Class 2	546,905
Service fees	442,107
Compensation of board members	20,654
Custodian fees	38,308
Printing and postage fees	14,157
Audit fees	35,928
Legal fees	12,328
Interest on collateral	91
Compensation of chief compliance officer	101
Other	34,097
Total expenses	3,606,149
Net investment income	15,894,711
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,396,378)
Investments — affiliated issuers	(644)
Foreign currency translations	(38,439)
Forward foreign currency exchange contracts	106,416
Futures contracts	725,377
Net realized loss	(5,603,668)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	20,861,486
Investments — affiliated issuers	1,218
Foreign currency translations	2,019
Forward foreign currency exchange contracts	(151,017)
Futures contracts	61,049
Foreign capital gains tax	4,715
Net change in unrealized appreciation (depreciation)	20,779,470
Net realized and unrealized gain	15,175,802
Net increase in net assets resulting from operations	$31,070,513
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$15,894,711	$13,887,243
Net realized loss	(5,603,668)	(4,471,690)
Net change in unrealized appreciation (depreciation)	20,779,470	19,981,875
Net increase in net assets resulting from operations	31,070,513	29,397,428
Distributions to shareholders
Net investment income and net realized gains
Class 1	(7,198,846)	(5,770,070)
Class 2	(7,242,728)	(7,919,119)
Total distributions to shareholders	(14,441,574)	(13,689,189)
Increase in net assets from capital stock activity	141,361,521	79,887,212
Total increase in net assets	157,990,460	95,595,451
Net assets at beginning of year	320,755,396	225,159,945
Net assets at end of year	$478,745,856	$320,755,396

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	10,938,060	106,832,429	175,700	1,682,377
Distributions reinvested	784,339	7,198,846	604,759	5,770,070
Redemptions	(124,269)	(1,154,927)	(44,593)	(427,461)
Net increase	11,598,130	112,876,348	735,866	7,024,986
Class 2
Subscriptions	4,039,799	37,360,059	7,494,460	71,657,793
Distributions reinvested	790,959	7,242,728	829,976	7,919,119
Redemptions	(1,740,341)	(16,117,614)	(703,451)	(6,714,686)
Net increase	3,090,417	28,485,173	7,620,985	72,862,226
Total net increase	14,688,547	141,361,521	8,356,851	79,887,212
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$9.62	0.37	0.31	0.68	(0.33)	(0.33)
Year Ended 12/31/2019	$9.01	0.50	0.60	1.10	(0.49)	(0.49)
Year Ended 12/31/2018	$10.15	0.53	(1.23)	(0.70)	(0.44)	(0.44)
Year Ended 12/31/2017	$9.50	0.59	0.52	1.11	(0.46)	(0.46)
Year Ended 12/31/2016	$8.77	0.55	0.43	0.98	(0.25)	(0.25)
Class 2
Year Ended 12/31/2020	$9.61	0.35	0.31	0.66	(0.31)	(0.31)
Year Ended 12/31/2019	$9.00	0.47	0.61	1.08	(0.47)	(0.47)
Year Ended 12/31/2018	$10.15	0.51	(1.25)	(0.74)	(0.41)	(0.41)
Year Ended 12/31/2017	$9.49	0.57	0.52	1.09	(0.43)	(0.43)
Year Ended 12/31/2016	$8.76	0.53	0.43	0.96	(0.23)	(0.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$9.97	7.43%	0.75%(c)	0.75%(c)	4.01%	114%	$237,553
Year Ended 12/31/2019	$9.62	12.35%	0.76%	0.76%	5.21%	137%	$117,692
Year Ended 12/31/2018	$9.01	(7.04%)	0.76%(c)	0.76%(c)	5.53%	64%	$103,590
Year Ended 12/31/2017	$10.15	11.85%	0.75%	0.75%	5.88%	42%	$110,275
Year Ended 12/31/2016	$9.50	11.34%	0.75%	0.75%	5.92%	26%	$98,824
Class 2
Year Ended 12/31/2020	$9.96	7.16%	1.00%(c)	1.00%(c)	3.76%	114%	$241,193
Year Ended 12/31/2019	$9.61	12.09%	1.01%	1.01%	4.94%	137%	$203,064
Year Ended 12/31/2018	$9.00	(7.38%)	1.02%(c)	1.02%(c)	5.32%	64%	$121,570
Year Ended 12/31/2017	$10.15	11.69%	1.01%	1.01%	5.70%	42%	$94,637
Year Ended 12/31/2016	$9.49	11.07%	1.01%	1.01%	5.63%	26%	$40,731
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	21

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
22	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
24	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	40,814*

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	365,457
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	149,613*
Total		515,070

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	106,416	—	106,416
Interest rate risk	—	725,377	725,377
Total	106,416	725,377	831,793

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(151,017)	—	(151,017)
Interest rate risk	—	61,049	61,049
Total	(151,017)	61,049	(89,968)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	8,106,110
Futures contracts — short	7,437,656

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	290,807	(169,112)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
	Goldman Sachs ($)	UBS ($)	Total ($)
Liabilities
Forward foreign currency exchange contracts	84,407	281,050	365,457
Total financial and derivative net assets	(84,407)	(281,050)	(365,457)
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	(84,407)	(281,050)	(365,457)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
26	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.600% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
28	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Transactions with affiliates
For the year ended December 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $5,509,339 and $2,850,200, respectively. The sale transactions resulted in a net realized gain of $8,185.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.11% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.83%	0.77%
Class 2	1.08	1.02
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
December 31, 2020
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,363,203)	1,363,203	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
14,441,574	—	14,441,574	13,689,189	—	13,689,189
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,862,297	—	(19,211,570)	19,268,895
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
452,577,833	30,538,869	(11,269,974)	19,268,895
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(5,226,491)	(13,985,079)	(19,211,570)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
30	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $578,249,193 and $427,465,905, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	9,550,000	0.82	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
December 31, 2020
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Latin America Region. The Fund is particularly susceptible to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. These include risks of elevated and volatile interest, inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Latin American economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
32	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
December 31, 2020
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2020, one unaffiliated shareholder of record owned 45.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 46.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
34	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Emerging Markets Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$111,674	$0.0023	$19,490,081	$0.41
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
36	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
38	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
40	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020	41

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
42	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2020

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Columbia Variable Portfolio – Emerging Markets Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6536 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Balanced Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Balanced Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Balanced Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks maximum total investment return through a combination of capital growth and current income.
Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 2011
Jason Callan
Portfolio Manager
Managed Fund since 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1*	06/25/14	17.77	10.78	10.29
Class 2*	06/25/14	17.47	10.51	10.04
Class 3	04/30/86	17.58	10.61	10.17
Blended Benchmark		14.73	11.11	10.02
S&P 500 Index		18.40	15.22	13.88
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.84
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Balanced Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Asset-Backed Securities — Non-Agency	6.7
Commercial Mortgage-Backed Securities - Agency	0.0(a)
Commercial Mortgage-Backed Securities - Non-Agency	3.9
Common Stocks	59.6
Corporate Bonds & Notes	7.3
Exchange-Traded Equity Funds	0.8
Foreign Government Obligations	0.0(a)
Money Market Funds	5.6
Residential Mortgage-Backed Securities - Agency	7.5
Residential Mortgage-Backed Securities - Non-Agency	8.1
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	12.8
Consumer Discretionary	11.6
Consumer Staples	5.5
Energy	2.6
Financials	12.5
Health Care	11.7
Industrials	8.4
Information Technology	28.8
Materials	4.1
Real Estate	0.2
Utilities	1.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2020, the Fund’s Class 3 shares returned 17.58%. The Fund outperformed its Blended Benchmark, which returned 14.73% during the same time period. The Fund’s equity benchmark, the S&P 500 Index, returned 18.40% and the Fund’s fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 7.51%.
Market overview
U.S. equities finished 2020 with a robust gain, although the journey was anything but smooth. After a benign start to the year, the emergence of the COVID-19 pandemic created a black swan event that led to a massive market correction followed by a short-lived recession. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve (Fed) slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility in response to headlines around increasing coronavirus cases and stalled talks on further stimulus.
A continued search for yield across all fixed-income sectors during this period of record low interest rates dominated investor sentiment. Even the relatively brief, yet highly disruptive, risk-off move in March and April that resulted from COVID-19-related economic shutdowns was quickly met with very robust investor demand for bonds at wider spreads. This demand helped most sectors quickly recover the majority of their widening, with many sectors returning to pre-crisis levels. The Fed’s monetary and fiscal policy implementations helped provide the liquidity and demand necessary to stabilize financial markets. Corporate bonds rated A and BBB by S&P Global Ratings, or equivalent, outperformed higher quality bonds, as the extreme spread widening experienced during March and April was largely retraced.
The Fund’s notable contributors during the period
In the equity portion:
•	Stock selection within communications services, industrials, consumer discretionary and real estate benefited Fund results during the period.
•	The Fund’s overweight to the information technology sector helped as the sector was a benchmark winner during the period.
•	Specific companies that contributed to Fund results included Apple, Inc. (information technology), Amazon.com, Inc. (consumer discretionary), Lam Research Corp. (information technology), PayPal Holdings, Inc. (information technology), eBay, Inc. (consumer discretionary), T-Mobile U.S.A., Inc. (communication services), Uber Technologies, Inc. (industrials), Activision Blizzard, Inc. (communication services), Carrier Global Corp. (industrials), Stryker Corp. (health care), Corteva, Inc. (materials), BlackRock, Inc. (financials) and Newmont Corp. (materials).
In the fixed-income portion:
•	The lowest coupons within conventional agency mortgage-backed securities (MBS), corporate financials, agency collateralized mortgage-backed securities (CMBS) and auto asset-backed securities (ABS) benefited performance the most during the annual period.
•	The Fed’s quantitative easing program, combined with investors’ continued search for yield in the midst of a quicker than anticipated economic recovery, helped spread sectors outperform on an excess return basis. The Fund’s overweight to U.S. agency MBS, ABS and corporate securities rated A and BBB by S&P Global Ratings, or equivalent, benefited from the broad retracement of spreads.
•	Within the credit markets, the Fund’s underweight to the non-corporate subsector (the Fund held none) was particularly additive.
•	The net effect of our duration and yield curve positioning was minimally positive during the period.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
The Fund’s notable detractors during the period:
In the equity portion:
•	Overweight allocations to energy and financials detracted from Fund results as both sectors delivered negative results for the benchmark.
•	Stock selection within the health care and information technology sectors detracted from Fund results.
•	The Fund’s bias toward medical devices within health care detracted from Fund results, as the industry suffered as medical procedures were halted during the pandemic. This bias started to help during the second half of the year when procedures resumed. A value-oriented focus within health care further hampered results as growth-oriented companies outperformed.
•	Specific companies that detracted from results included EOG Resources, Inc. (energy), Chevron Corp. (energy), Citigroup, Inc. (financials) and Philip Morris International, Inc. (consumer staples).
In the fixed-income portion:
•	Lower quality CMBS, including bonds rated A and BBB by S&P Global Ratings, or equivalent, and small exposures to higher coupon bonds within agency MBS were the primary detractors from performance in the fixed-income portion of the Fund during the annual period. The commercial real estate market continued to be one of the most stressed segments of the economy as long-term impacts associated with COVID-19-related shutdowns, work-from-home transitions and e-commerce remain uncertain.
•	Higher coupon agency mortgages continued to be negatively affected by very high prepayment speeds in the wake of record low interest rates and mortgage refinancing activity.
•	While corporate bonds outperformed in aggregate for the annual period, a few subsectors significantly trailed. The energy and wireline sectors both detracted from performance in the fixed-income portion of the Fund.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,165.40	1,021.27	4.19	3.91	0.77
Class 2	1,000.00	1,000.00	1,164.10	1,020.16	5.39	5.03	0.99
Class 3	1,000.00	1,000.00	1,164.60	1,020.66	4.84	4.52	0.89
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	2,875,000	2,945,464
AmeriCredit Automobile Receivables Trust
Series 2020-2 Class D
03/18/2026	2.130%	500,000	510,873
Apidos CLO XI(a),(b)
Series 2012-11A Class BRR
3-month USD LIBOR + 1.700% Floor 1.750% 10/17/2030	1.918%	1,925,000	1,914,083
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	1.368%	900,000	888,120
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	1.687%	550,000	540,412
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	759,064	762,604
Series 2019-B Class A
10/15/2026	2.720%	134,746	135,150
Series 2019-B Class B
10/15/2026	3.150%	1,375,000	1,394,349
Series 2020-REV1 Class A
05/15/2029	2.170%	3,300,000	3,306,401
Series 2020-REV1 Class B
05/15/2029	2.680%	530,000	509,578
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2018-2A Class A
03/20/2025	4.000%	3,075,000	3,327,173
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	1.937%	3,450,000	3,433,740
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	1.358%	1,850,000	1,849,994
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	1.668%	3,425,000	3,406,512
Carvana Auto Receivables Trust(a)
Subordinated Series 2019-3A Class C
10/15/2024	2.710%	950,000	977,118
Conn’s Receivables Funding LLC(a)
Series 2019-B Class A
06/17/2024	2.660%	80,555	80,611
Consumer Loan Underlying Bond Club Certificate Issuer Trust(a)
Series 2019-HP1 Class A
12/15/2026	2.590%	1,357,594	1,372,777
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Subordinated Series 2019-P2 Class B
10/15/2026	2.830%	1,000,000	1,002,968
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class A
10/15/2025	3.470%	18,135	18,148
Drive Auto Receivables Trust
Series 2019-2 Class C
06/16/2025	3.420%	2,125,000	2,182,880
Subordinated Series 2018-4 Class D
01/15/2026	4.090%	1,750,000	1,817,300
Subordinated Series 2020-2 Class D
05/15/2028	3.050%	225,000	237,125
Dryden CLO Ltd.(a),(b)
Series 2018-55A Class A1
3-month USD LIBOR + 1.020% 04/15/2031	1.257%	1,300,000	1,294,879
Dryden Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	1.207%	2,100,000	2,085,296
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	1.787%	950,000	944,659
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	1,600,000	1,652,707
Series 2020-2A Class D
03/16/2026	4.730%	125,000	136,161
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	1,400,000	1,447,681
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020-3A Class D
06/15/2026	1.840%	975,000	987,575
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	1,425,000	1,459,190
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	1,100,000	1,140,995
Subordinated Series 2020-2A Class D
04/15/2026	4.730%	350,000	377,707
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	600,000	601,039
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	568,131	587,856
GLS Auto Receivables Issuer Trust(a)
Series 2020-2A Class B
06/16/2025	3.160%	750,000	783,203
Subordinated Series 2020-1A Class C
11/17/2025	2.720%	1,500,000	1,514,058
Hilton Grand Vacations Trust(a)
Series 2018-AA Class A
02/25/2032	3.540%	377,193	399,486
Series 2019-AA Class A
07/25/2033	2.340%	890,984	921,728
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	1.668%	4,075,000	4,058,676
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class B1
3-month USD LIBOR + 1.800% Floor 1.800% 10/15/2032	2.037%	3,600,000	3,605,663
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% 10/15/2031	1.337%	2,150,000	2,150,058
Marlette Funding Trust(a)
Series 2019-1A Class A
04/16/2029	3.440%	154,375	155,491
Series 2019-3A Class B
09/17/2029	3.070%	1,725,000	1,739,406
Subordinated Series 2019-2A Class B
07/16/2029	3.530%	725,000	741,266
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	75,864	76,004
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-1A Class A
12/20/2033	2.250%	190,640	188,408
Series 2017-1A Class A
12/20/2034	2.420%	865,554	886,410
NRZ Advance Receivables Trust(a)
Series 2020-T3 Class AT3
10/15/2052	1.317%	1,800,000	1,800,073
NRZ Excess Spread-Collateralized Notes(a),(c)
Series 2020-PLS1 Class A
12/25/2025	3.844%	875,000	877,377
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2030	2.068%	3,525,000	3,525,102
Octane Receivables Trust(a)
Series 2019-1A Class A
09/20/2023	3.160%	406,769	410,758
Series 2020-1A Class A
02/20/2025	1.710%	3,497,427	3,493,655
OHA Credit Funding Ltd.(a),(b)
Series 2019-4A Class A1
3-month USD LIBOR + 1.330% Floor 1.330% 10/22/2032	1.546%	1,375,000	1,376,673
Prosper Marketplace Issuance Trust(a)
Series 2019-2A Class B
09/15/2025	3.690%	777,968	782,699
Series 2019-3A Class B
07/15/2025	3.590%	1,000,000	992,033
Race Point IX CLO Ltd.(a),(b)
Series 2015-9R Class A2R
3-month USD LIBOR + 1.650% 10/15/2030	1.887%	800,000	792,160
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	925,000	943,385
Subordinated Series 2020-3 Class D
11/16/2026	1.640%	3,025,000	3,067,781
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	1,275,000	1,317,921
Series 2020-1A Class C
08/21/2028	2.600%	800,000	800,627
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-3A Class A
10/20/2033	2.430%	186,641	185,610
Series 2018-2A Class A
06/20/2035	3.500%	300,420	311,203

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-3A Class A
09/20/2035	3.690%	206,015	207,269
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	425,000	435,227
Series 2019-1 Class B
02/25/2028	3.450%	800,000	801,873
United Auto Credit Securitization Trust(a)
Series 2020-1 Class D
02/10/2025	2.880%	1,075,000	1,099,354
Upgrade Receivables Trust(a)
Series 2019-2A Class B
10/15/2025	3.510%	525,000	527,740
Upstart Securitization Trust(a)
Series 2019-3 Class A
01/21/2030	2.684%	795,899	802,651
Series 2020-2 Class A
11/20/2030	2.309%	1,218,750	1,219,391
Voya CLO Ltd.(a),(b)
Series 2017-3A Class A2
3-month USD LIBOR + 1.770% 07/20/2030	1.988%	750,000	748,912
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	468,772	474,120
Westlake Automobile Receivables Trust(a)
Series 2020-2A Class D
01/15/2026	2.760%	550,000	567,952
Subordinated Series 2019-3A Class D
11/15/2024	2.720%	1,725,000	1,768,411
Total Asset-Backed Securities — Non-Agency (Cost $90,835,398)			91,878,939

Commercial Mortgage-Backed Securities - Agency 0.0%

Government National Mortgage Association
CMO Series 2012-25 Class A
11/16/2042	2.575%	112,159	112,499
Total Commercial Mortgage-Backed Securities - Agency (Cost $115,044)			112,499

Commercial Mortgage-Backed Securities - Non-Agency 4.2%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	1,162,547	1,236,423
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,287,483	1,391,795
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,187,930	1,255,703
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-SFR2 Class A
10/17/2052	3.732%	705,525	756,897
AMSR Trust(a)
Series 2020-SFR2 Class C
07/17/2037	2.533%	500,000	516,081
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.300% Floor 1.300% 05/15/2035	1.609%	2,625,000	2,503,180
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	1.409%	1,150,000	1,067,609
Subordinated Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	1.659%	625,000	577,812
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	1.409%	2,375,000	2,315,916
BX Commercial Mortgage Trust(a),(b)
Series 2018-IND Class C
1-month USD LIBOR + 1.100% Floor 1.100% 11/15/2035	1.259%	1,032,500	1,030,920
Series 2019-XL Class C
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2036	1.409%	1,091,692	1,090,024
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	1.746%	699,000	647,883
Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	2.046%	622,000	558,904
CLNY Trust(a),(b)
Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	2.184%	1,900,000	1,724,696
COMM Mortgage Trust(a),(b)
Series 2019-WCM Class C
1-month USD LIBOR + 1.300% Floor 1.300% 10/15/2036	1.459%	1,250,000	1,239,177

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COMM Mortgage Trust(a),(d)
Series 2020-CBM Class D
02/10/2037	3.633%	475,000	452,386
COMM Mortgage Trust(a)
Subordinated Series 2020-CX Class B
11/10/2046	2.446%	525,000	545,767
DBUBS Mortgage Trust(a)
Series 2011-LC1A Class A3
11/10/2046	5.002%	30,631	30,628
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
09/17/2025	2.241%	675,000	683,556
Subordinated Series 2020-SFR2 Class D
10/19/2037	1.968%	2,975,000	2,967,408
Home Partners of America Trust(a),(b)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 07/17/2037	1.059%	802,163	797,988
Home Partners of America Trust(a)
Series 2019-2 Class D
10/19/2039	3.121%	1,100,386	1,124,313
Invitation Homes Trust(a),(b)
Series 2018-SFR1 Class A
1-month USD LIBOR + 0.700% 03/17/2037	0.859%	1,920,490	1,909,624
Series 2018-SFR3 Class A
1-month USD LIBOR + 1.000% Floor 1.000% 07/17/2037	1.159%	2,469,171	2,447,212
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	1.259%	3,137,472	3,156,950
Morgan Stanley Capital I Trust
Series 2016-BNK2 Class A2
11/15/2049	2.454%	975,000	985,465
Morgan Stanley Capital I Trust(a),(d)
Series 2019-MEAD Class D
11/10/2036	3.177%	1,175,000	990,355
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2026	2.359%	1,100,000	1,100,329
Subordinated Series 2020-1NYP Class D
1-month USD LIBOR + 2.750% Floor 2.750% 01/15/2026	2.909%	425,000	425,126
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Residential Trust(a)
Series 2018-SF3 Class A
10/17/2035	3.880%	3,693,666	3,787,216
Series 2018-SFR2 Class A
08/17/2035	3.712%	665,000	677,386
Series 2019-SFR3 Class C
09/17/2036	2.721%	750,000	764,550
Series 2019-SFR3 Class D
09/17/2036	2.871%	1,125,000	1,140,725
Series 2019-SFR4 Class C
10/17/2036	3.036%	2,850,000	2,918,315
Series 2020-SFR1 Class C
04/17/2037	2.183%	325,000	324,293
Series 2020-SFR1 Class D
04/17/2037	2.383%	675,000	675,430
Series 2020-SFR2 Class A
06/17/2037	2.078%	425,000	435,868
Subordinated Series 2019-SFR2 Class C
05/17/2036	3.545%	1,000,000	1,028,618
Subordinated Series 2020-SFR2 Class C
06/18/2037	3.077%	100,000	104,452
Subordinated Series 2020-SFR2 Class D
06/18/2037	3.874%	125,000	130,547
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	650,000	658,696
Tricon American Homes Trust(a)
Subordinated Series 2020-SFR2 Class D
11/17/2039	2.281%	1,075,000	1,060,671
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	1,423,366	1,475,406
Wells Fargo Commercial Mortgage Trust
Series 2017-C39 Class A1
09/15/2050	1.975%	547,175	551,093
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090% 02/15/2037	2.249%	500,000	437,928
WF-RBS Commercial Mortgage Trust
Series 2012-C9 Class A3
11/15/2045	2.870%	1,505,488	1,545,599
Series 2012-C9 Class ASB
11/15/2045	2.445%	345,915	350,665

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-C15 Class A3
08/15/2046	3.881%	808,481	861,600
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $54,595,022)			54,459,185

Common Stocks 63.6%
Issuer	Shares	Value ($)
Communication Services 8.1%
Entertainment 1.8%
Activision Blizzard, Inc.	133,224	12,369,848
Walt Disney Co. (The)(e)	64,876	11,754,234
Total		24,124,082
Interactive Media & Services 3.4%
Alphabet, Inc., Class A(e)	7,502	13,148,305
Alphabet, Inc., Class C(e)	8,748	15,325,446
Facebook, Inc., Class A(e)	56,504	15,434,633
Total		43,908,384
Media 1.9%
Comcast Corp., Class A	464,593	24,344,673
Wireless Telecommunication Services 1.0%
T-Mobile USA, Inc.(e)	93,503	12,608,880
Total Communication Services		104,986,019
Consumer Discretionary 7.4%
Hotels, Restaurants & Leisure 0.6%
Darden Restaurants, Inc.	51,898	6,182,090
McDonald’s Corp.	9,995	2,144,727
Total		8,326,817
Internet & Direct Marketing Retail 4.0%
Amazon.com, Inc.(e)	12,291	40,030,927
eBay, Inc.	224,385	11,275,346
Total		51,306,273
Multiline Retail 0.7%
Dollar Tree, Inc.(e)	82,539	8,917,513
Specialty Retail 1.7%
AutoZone, Inc.(e)	4,522	5,360,560
Lowe’s Companies, Inc.	92,322	14,818,604
Ulta Beauty, Inc.(e)	6,451	1,852,469
Total		22,031,633
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.4%
Tapestry, Inc.	95,670	2,973,424
Under Armour, Inc., Class A(e)	109,403	1,878,449
Total		4,851,873
Total Consumer Discretionary		95,434,109
Consumer Staples 3.5%
Beverages 1.1%
Coca-Cola Co. (The)	256,854	14,085,873
Food & Staples Retailing 0.5%
Sysco Corp.	94,883	7,046,012
Food Products 0.7%
Mondelez International, Inc., Class A	155,744	9,106,352
Household Products 0.3%
Colgate-Palmolive Co.	38,580	3,298,976
Tobacco 0.9%
Philip Morris International, Inc.	138,846	11,495,060
Total Consumer Staples		45,032,273
Energy 1.6%
Oil, Gas & Consumable Fuels 1.6%
Canadian Natural Resources Ltd.	357,549	8,599,054
Chevron Corp.	94,418	7,973,600
EOG Resources, Inc.	87,636	4,370,407
Total		20,943,061
Total Energy		20,943,061
Financials 8.0%
Banks 2.7%
Bank of America Corp.	263,665	7,991,686
Citigroup, Inc.	221,495	13,657,382
JPMorgan Chase & Co.	108,150	13,742,620
Total		35,391,688
Capital Markets 2.3%
BlackRock, Inc.	19,308	13,931,494
Morgan Stanley	184,765	12,661,946
State Street Corp.	49,672	3,615,128
Total		30,208,568
Consumer Finance 0.6%
American Express Co.	63,313	7,655,175

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 1.8%
Berkshire Hathaway, Inc., Class B(e)	97,010	22,493,709
Insurance 0.6%
Aon PLC, Class A	33,471	7,071,418
Total Financials		102,820,558
Health Care 7.4%
Biotechnology 0.7%
Alexion Pharmaceuticals, Inc.(e)	42,570	6,651,137
BioMarin Pharmaceutical, Inc.(e)	33,438	2,932,178
Total		9,583,315
Health Care Equipment & Supplies 3.3%
Abbott Laboratories	68,100	7,456,269
Becton Dickinson and Co.	33,742	8,442,923
Dentsply Sirona, Inc.	96,031	5,028,183
Medtronic PLC	142,334	16,673,005
Stryker Corp.	20,771	5,089,726
Total		42,690,106
Health Care Providers & Services 1.3%
Anthem, Inc.	18,600	5,972,274
Cigna Corp.	29,915	6,227,704
CVS Health Corp.	68,869	4,703,753
Total		16,903,731
Pharmaceuticals 2.1%
Eli Lilly and Co.	41,929	7,079,293
Johnson & Johnson	125,169	19,699,097
Total		26,778,390
Total Health Care		95,955,542
Industrials 5.4%
Aerospace & Defense 1.0%
Raytheon Technologies Corp.	186,979	13,370,868
Airlines 0.1%
Southwest Airlines Co.	26,229	1,222,534
Building Products 0.6%
Carrier Global Corp.	214,143	8,077,474
Industrial Conglomerates 0.8%
Honeywell International, Inc.	45,709	9,722,304
Machinery 1.0%
Common Stocks (continued)
Issuer	Shares	Value ($)
Stanley Black & Decker, Inc.	72,082	12,870,962
Road & Rail 1.9%
Uber Technologies, Inc.(e)	209,179	10,668,129
Union Pacific Corp.	63,707	13,265,072
Total		23,933,201
Total Industrials		69,197,343
Information Technology 18.3%
Communications Equipment 0.6%
Cisco Systems, Inc.	165,369	7,400,263
Electronic Equipment, Instruments & Components 1.0%
TE Connectivity Ltd.	104,450	12,645,761
IT Services 3.8%
Fidelity National Information Services, Inc.	82,694	11,697,893
Fiserv, Inc.(e)	98,673	11,234,908
MasterCard, Inc., Class A	47,987	17,128,480
PayPal Holdings, Inc.(e)	40,071	9,384,628
Total		49,445,909
Semiconductors & Semiconductor Equipment 2.2%
Lam Research Corp.	22,734	10,736,586
Marvell Technology Group Ltd.	52,291	2,485,914
NVIDIA Corp.	15,396	8,039,791
NXP Semiconductors NV	44,865	7,133,984
Total		28,396,275
Software 6.2%
Adobe, Inc.(e)	20,172	10,088,421
Autodesk, Inc.(e)	25,559	7,804,185
Intuit, Inc.	24,782	9,413,443
Microsoft Corp.	197,527	43,933,955
Palo Alto Networks, Inc.(e)	27,064	9,618,275
Total		80,858,279
Technology Hardware, Storage & Peripherals 4.5%
Apple, Inc.	387,912	51,472,043
Western Digital Corp.	112,519	6,232,428
Total		57,704,471
Total Information Technology		236,450,958

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.6%
Chemicals 1.7%
Air Products & Chemicals, Inc.	12,404	3,389,021
Corteva, Inc.	173,258	6,708,550
International Flavors & Fragrances, Inc.	14,321	1,558,697
Nutrien Ltd.	171,640	8,266,182
Sherwin-Williams Co. (The)	2,969	2,181,948
Total		22,104,398
Metals & Mining 0.9%
Newmont Corp.	189,285	11,336,279
Total Materials		33,440,677
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
American Tower Corp.	7,434	1,668,635
Total Real Estate		1,668,635
Utilities 1.2%
Electric Utilities 0.6%
American Electric Power Co., Inc.	84,773	7,059,048
Independent Power and Renewable Electricity Producers 0.6%
AES Corp. (The)	328,376	7,716,836
Total Utilities		14,775,884
Total Common Stocks (Cost $550,205,260)		820,705,059

Corporate Bonds & Notes 7.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
BAE Systems PLC(a)
04/15/2030	3.400%	600,000	678,673
Bombardier, Inc.(a)
10/15/2022	6.000%	30,000	29,430
12/01/2024	7.500%	55,000	52,693
04/15/2027	7.875%	20,000	18,389
L3Harris Technologies, Inc.
12/15/2026	3.850%	800,000	925,051
Lockheed Martin Corp.
06/15/2050	2.800%	270,000	290,974
Northrop Grumman Corp.
05/01/2050	5.250%	165,000	245,137
Northrop Grumman Systems Corp.
02/15/2031	7.750%	450,000	685,556
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
05/15/2025	6.500%	121,000	124,704
Subordinated
11/15/2027	5.500%	54,000	56,801
TransDigm, Inc.(a)
12/15/2025	8.000%	60,000	66,231
03/15/2026	6.250%	223,000	237,638
Total			3,411,277
Airlines 0.0%
Delta Air Lines, Inc.
01/15/2026	7.375%	66,000	75,616
Automotive 0.1%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	4,000	4,210
Clarios Global LP(a)
05/15/2025	6.750%	5,000	5,387
Ford Motor Co.
04/21/2023	8.500%	11,000	12,370
04/22/2025	9.000%	57,000	69,896
04/22/2030	9.625%	3,000	4,243
Ford Motor Credit Co. LLC
01/09/2022	3.219%	29,000	29,351
09/08/2024	3.664%	118,000	121,406
06/16/2025	5.125%	32,000	34,769
11/13/2025	3.375%	33,000	33,718
01/09/2027	4.271%	55,000	58,003
08/17/2027	4.125%	55,000	57,499
11/13/2030	4.000%	69,000	72,496
IAA Spinco, Inc.(a)
06/15/2027	5.500%	67,000	71,020
IHO Verwaltungs GmbH(a),(f)
09/15/2026	4.750%	38,000	39,420
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	94,000	96,670
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	21,000	22,528
05/15/2027	8.500%	77,000	83,540
Tenneco, Inc.(a)
01/15/2029	7.875%	17,000	19,088
Total			835,614
Banking 0.9%
Bank of America Corp.(g)
04/23/2040	4.078%	1,737,000	2,135,792
Citigroup, Inc.
Subordinated
03/09/2026	4.600%	1,200,000	1,407,303

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Discover Bank
09/13/2028	4.650%	675,000	806,880
Goldman Sachs Group, Inc. (The)
02/07/2030	2.600%	1,400,000	1,506,218
JPMorgan Chase & Co.(g)
Subordinated
05/13/2031	2.956%	1,830,000	2,003,303
Morgan Stanley(g)
01/22/2031	2.699%	950,000	1,032,496
PNC Financial Services Group, Inc. (The)
01/22/2030	2.550%	725,000	794,018
Wells Fargo & Co.(g)
04/30/2041	3.068%	1,450,000	1,572,161
Total			11,258,171
Brokerage/Asset Managers/Exchanges 0.0%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	7,000	7,707
AG Issuer LLC(a)
03/01/2028	6.250%	6,000	6,107
NFP Corp.(a)
05/15/2025	7.000%	33,000	35,636
08/15/2028	6.875%	159,000	169,800
Total			219,250
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	107,000	111,356
01/15/2028	4.000%	46,000	47,801
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	97,000	99,284
11/15/2026	4.500%	52,000	54,153
Core & Main LP(a)
08/15/2025	6.125%	58,000	59,752
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	35,000	36,400
Interface, Inc.(a)
12/01/2028	5.500%	11,000	11,591
James Hardie International Finance DAC(a)
01/15/2025	4.750%	43,000	44,021
01/15/2028	5.000%	25,000	26,608
White Cap Buyer LLC(a)
10/15/2028	6.875%	26,000	27,733
Total			518,699
Cable and Satellite 0.3%
Cable One, Inc.(a)
11/15/2030	4.000%	27,000	28,070
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.(a)
02/15/2026	5.750%	33,000	34,079
05/01/2027	5.125%	84,000	89,070
05/01/2027	5.875%	105,000	109,332
03/01/2030	4.750%	127,000	137,047
08/15/2030	4.500%	130,000	138,539
02/01/2031	4.250%	104,000	109,583
Comcast Corp.
08/15/2035	4.400%	550,000	701,093
CSC Holdings LLC(a)
02/01/2028	5.375%	49,000	52,360
02/01/2029	6.500%	155,000	174,842
01/15/2030	5.750%	67,000	73,436
12/01/2030	4.125%	54,000	56,430
12/01/2030	4.625%	78,000	81,582
DISH DBS Corp.
07/01/2026	7.750%	137,000	153,362
07/01/2028	7.375%	54,000	57,720
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	45,000	46,404
09/15/2028	6.500%	36,000	38,033
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	44,000	45,610
07/15/2026	5.375%	9,000	9,404
07/01/2029	5.500%	36,000	39,689
Time Warner Cable LLC
05/01/2037	6.550%	1,000,000	1,372,482
Virgin Media Finance PLC(a)
07/15/2030	5.000%	91,000	94,742
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	40,000	43,396
08/15/2030	4.500%	38,000	39,850
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	106,000	111,800
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	53,000	55,725
Ziggo BV(a)
01/15/2027	5.500%	48,000	50,309
01/15/2030	4.875%	50,000	52,551
Total			3,996,540
Chemicals 0.1%
Angus Chemical Co.(a)
02/15/2023	8.750%	45,000	45,338
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	46,000	46,715
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	46,000	46,193
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	89,000	94,570

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dow Chemical Co. (The)
11/01/2029	7.375%	275,000	392,088
Element Solutions, Inc.(a)
09/01/2028	3.875%	81,000	83,339
HB Fuller Co.
10/15/2028	4.250%	24,000	24,648
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	37,000	40,885
INEOS Group Holdings SA(a)
08/01/2024	5.625%	67,000	67,989
Ingevity Corp.(a)
11/01/2028	3.875%	36,000	36,177
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	48,000	52,909
LYB International Finance BV
03/15/2044	4.875%	350,000	441,081
Minerals Technologies, Inc.(a)
07/01/2028	5.000%	26,000	27,231
PQ Corp.(a)
12/15/2025	5.750%	26,000	26,662
SPCM SA(a)
09/15/2025	4.875%	44,000	45,362
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	147,000	156,711
WR Grace & Co.(a)
06/15/2027	4.875%	66,000	70,179
Total			1,698,077
Construction Machinery 0.0%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	84,000	84,878
Herc Holdings, Inc.(a)
07/15/2027	5.500%	64,000	68,373
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	44,000	45,258
United Rentals North America, Inc.
09/15/2026	5.875%	54,000	57,150
01/15/2030	5.250%	32,000	35,642
07/15/2030	4.000%	8,000	8,434
Total			299,735
Consumer Cyclical Services 0.0%
APX Group, Inc.
12/01/2022	7.875%	56,000	56,112
09/01/2023	7.625%	16,000	16,608
11/01/2024	8.500%	50,000	52,694
Arches Buyer, Inc.(a)
06/01/2028	4.250%	21,000	21,272
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ASGN, Inc.(a)
05/15/2028	4.625%	71,000	73,907
Frontdoor, Inc.(a)
08/15/2026	6.750%	67,000	71,537
Match Group, Inc.(a)
02/15/2029	5.625%	31,000	33,790
Staples, Inc.(a)
04/15/2026	7.500%	37,000	38,601
04/15/2027	10.750%	6,000	5,963
Uber Technologies, Inc.(a)
05/15/2025	7.500%	107,000	115,493
01/15/2028	6.250%	40,000	43,497
Total			529,474
Consumer Products 0.0%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	50,000	53,524
Energizer Holdings, Inc.(a)
03/31/2029	4.375%	31,000	32,099
Mattel, Inc.(a)
12/31/2025	6.750%	61,000	64,389
12/15/2027	5.875%	32,000	35,529
Mattel, Inc.
11/01/2041	5.450%	6,000	6,588
Prestige Brands, Inc.(a)
03/01/2024	6.375%	37,000	37,820
01/15/2028	5.125%	64,000	68,141
Spectrum Brands, Inc.
12/15/2024	6.125%	27,000	27,607
Valvoline, Inc.
08/15/2025	4.375%	77,000	79,530
Valvoline, Inc.(a)
02/15/2030	4.250%	25,000	26,528
Valvoline, Inc.(a),(h)
06/15/2031	3.625%	18,000	18,460
Total			450,215
Diversified Manufacturing 0.2%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	32,000	33,233
06/30/2028	4.125%	32,000	33,320
Carrier Global Corp.
04/05/2040	3.377%	875,000	959,452
CFX Escrow Corp.(a)
02/15/2024	6.000%	20,000	20,725
02/15/2026	6.375%	65,000	69,518
Gates Global LLC/Co.(a)
01/15/2026	6.250%	103,000	108,502

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Honeywell International, Inc.
06/01/2050	2.800%	300,000	328,112
MTS Systems Corp.(a)
08/15/2027	5.750%	21,000	22,772
Resideo Funding, Inc.(a)
11/01/2026	6.125%	81,000	85,428
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	12,000	12,980
Vertical Holdco GmbH(a)
07/15/2028	7.625%	43,000	46,925
Welbilt, Inc.
02/15/2024	9.500%	17,000	17,547
WESCO Distribution, Inc.
06/15/2024	5.375%	16,000	16,404
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	53,000	58,272
06/15/2028	7.250%	52,000	59,077
Total			1,872,267
Electric 0.9%
Berkshire Hathaway Energy Co.(a)
10/15/2050	4.250%	348,000	448,959
Calpine Corp.(a)
02/15/2028	4.500%	55,000	57,444
03/15/2028	5.125%	44,000	46,334
02/01/2029	4.625%	13,000	13,343
Clearway Energy Operating LLC
10/15/2025	5.750%	53,000	55,849
09/15/2026	5.000%	72,000	74,751
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	101,000	108,145
CMS Energy Corp.
03/01/2044	4.875%	262,000	347,497
Consolidated Edison Co. of New York, Inc.
12/01/2045	4.500%	550,000	703,302
Dominion Energy, Inc.
10/01/2025	3.900%	600,000	682,284
DTE Energy Co.
04/15/2033	6.375%	600,000	858,877
Emera U.S. Finance LP
06/15/2046	4.750%	900,000	1,149,180
Indiana Michigan Power Co.
03/15/2037	6.050%	600,000	853,814
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	16,000	17,155
09/15/2027	4.500%	82,000	91,457
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.
01/15/2027	6.625%	67,000	70,795
01/15/2028	5.750%	14,000	15,279
NRG Energy, Inc.(a)
02/15/2029	3.375%	35,000	35,824
06/15/2029	5.250%	101,000	111,025
02/15/2031	3.625%	75,000	77,191
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	23,000	24,287
Pennsylvania Electric Co.(a)
06/01/2029	3.600%	1,165,000	1,270,465
PG&E Corp.
07/01/2028	5.000%	15,000	16,025
07/01/2030	5.250%	26,000	28,652
PPL Capital Funding, Inc.
04/15/2030	4.125%	950,000	1,131,594
Progress Energy, Inc.
03/01/2031	7.750%	850,000	1,262,109
Southern Co. (The)
07/01/2046	4.400%	1,000,000	1,258,179
TerraForm Power Operating LLC(a)
01/15/2030	4.750%	28,000	30,095
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	32,000	34,019
07/31/2027	5.000%	75,000	79,893
WEC Energy Group, Inc.
10/15/2027	1.375%	300,000	304,800
Xcel Energy, Inc.
06/01/2030	3.400%	625,000	718,180
Total			11,976,803
Environmental 0.0%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	39,000	40,548
12/15/2026	5.125%	63,000	67,113
05/01/2027	8.500%	131,000	145,775
08/01/2028	4.000%	41,000	41,365
09/01/2028	3.500%	51,000	51,907
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	65,000	66,272
Total			412,980
Finance Companies 0.2%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	2,000,000	2,386,953
Global Aircraft Leasing Co., Ltd.(a),(f)
09/15/2024	6.500%	25,522	22,776

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Navient Corp.
06/15/2022	6.500%	45,000	47,488
01/25/2023	5.500%	60,000	63,023
06/15/2026	6.750%	26,000	28,312
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	84,000	85,037
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	50,000	51,000
03/01/2031	3.875%	52,000	53,925
Quicken Loans, Inc.(a)
01/15/2028	5.250%	27,000	28,845
SLM Corp.
10/29/2025	4.200%	34,000	35,946
Springleaf Finance Corp.
03/15/2024	6.125%	66,000	72,166
06/01/2025	8.875%	13,000	14,698
Total			2,890,169
Food and Beverage 0.5%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	1,525,000	2,000,551
Bacardi Ltd.(a)
05/15/2038	5.150%	1,000,000	1,268,072
Conagra Brands, Inc.
11/01/2048	5.400%	640,000	912,728
Cott Holdings, Inc.(a)
04/01/2025	5.500%	76,000	78,530
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	104,000	106,841
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	252,000	271,574
Lamb Weston Holdings, Inc.(a)
11/01/2026	4.875%	30,000	31,327
05/15/2028	4.875%	14,000	15,712
Mondelez International, Inc.
09/04/2050	2.625%	650,000	654,015
PepsiCo, Inc.
03/19/2060	3.875%	500,000	668,422
Performance Food Group, Inc.(a)
05/01/2025	6.875%	28,000	29,988
Pilgrim’s Pride Corp.(a)
03/15/2025	5.750%	46,000	47,203
09/30/2027	5.875%	65,000	70,469
Post Holdings, Inc.(a)
08/15/2026	5.000%	98,000	101,340
03/01/2027	5.750%	86,000	91,084
04/15/2030	4.625%	69,000	72,577
Total			6,420,433
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.1%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	11,000	12,223
Boyd Gaming Corp.
04/01/2026	6.375%	13,000	13,486
12/01/2027	4.750%	48,000	49,825
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	69,000	69,651
CCM Merger, Inc.(a)
05/01/2026	6.375%	20,000	21,117
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	45,000	47,661
07/01/2025	6.250%	67,000	71,340
07/01/2027	8.125%	63,000	69,730
International Game Technology PLC(a)
02/15/2022	6.250%	66,000	67,674
02/15/2025	6.500%	49,000	54,794
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	25,000	27,133
02/01/2027	5.750%	28,000	31,402
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	45,000	48,177
Scientific Games International, Inc.(a)
07/01/2025	8.625%	23,000	25,194
10/15/2025	5.000%	82,000	84,570
03/15/2026	8.250%	62,000	66,771
05/15/2028	7.000%	16,000	17,177
11/15/2029	7.250%	30,000	32,879
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	16,000	16,864
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	19,000	19,724
02/15/2027	3.750%	20,000	20,445
08/15/2030	4.125%	20,000	21,101
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	15,000	15,661
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	32,000	34,647
Total			939,246
Health Care 0.4%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	45,000	46,065
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	63,000	67,730
04/15/2029	5.000%	17,000	18,139
Avantor Funding, Inc.(a)
07/15/2028	4.625%	56,000	59,571

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Becton Dickinson and Co.
12/15/2044	4.685%	1,050,000	1,355,859
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	118,000	120,114
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	8,000	8,397
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	50,000	52,631
03/15/2026	8.000%	47,000	50,799
03/15/2027	5.625%	15,000	16,116
01/15/2029	6.000%	8,000	8,635
Cigna Corp.
07/15/2046	4.800%	475,000	628,343
CVS Health Corp.
03/25/2048	5.050%	1,075,000	1,453,423
Encompass Health Corp.
02/01/2028	4.500%	46,000	48,192
HCA, Inc.
09/01/2028	5.625%	77,000	90,828
09/01/2030	3.500%	41,000	43,351
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	62,000	63,608
09/15/2027	4.375%	33,000	34,924
Hologic, Inc.(a)
02/15/2029	3.250%	29,000	29,584
IQVIA, Inc.(a)
05/15/2027	5.000%	32,000	34,047
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	27,000	28,670
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	41,000	42,838
Select Medical Corp.(a)
08/15/2026	6.250%	89,000	95,716
Teleflex, Inc.(a)
06/01/2028	4.250%	27,000	28,699
Tenet Healthcare Corp.
06/15/2023	6.750%	31,000	33,277
07/15/2024	4.625%	51,000	52,249
05/01/2025	5.125%	43,000	43,826
08/01/2025	7.000%	10,000	10,336
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	47,000	51,436
01/01/2026	4.875%	40,000	41,800
02/01/2027	6.250%	39,000	41,113
11/01/2027	5.125%	35,000	37,103
06/15/2028	4.625%	11,000	11,572
10/01/2028	6.125%	81,000	84,339
Total			4,833,330
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.1%
Anthem, Inc.
03/01/2028	4.101%	475,000	562,160
Centene Corp.
12/15/2027	4.250%	43,000	45,767
12/15/2029	4.625%	92,000	102,023
02/15/2030	3.375%	80,000	84,145
10/15/2030	3.000%	58,000	61,295
UnitedHealth Group, Inc.
05/15/2060	3.125%	650,000	752,292
Total			1,607,682
Home Construction 0.0%
Meritage Homes Corp.
04/01/2022	7.000%	37,000	39,294
06/01/2025	6.000%	46,000	52,097
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	27,000	27,912
04/01/2029	4.750%	10,000	10,312
Taylor Morrison Communities, Inc.(a)
08/01/2030	5.125%	74,000	82,866
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	36,000	38,114
TRI Pointe Group, Inc.
06/15/2028	5.700%	27,000	30,511
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	28,000	30,505
Total			311,611
Independent Energy 0.2%
Apache Corp.
11/15/2025	4.625%	26,000	27,381
11/15/2027	4.875%	36,000	38,106
02/01/2042	5.250%	20,000	21,543
04/15/2043	4.750%	10,000	10,373
01/15/2044	4.250%	34,000	33,533
Callon Petroleum Co.
07/01/2026	6.375%	63,000	32,598
Canadian Natural Resources Ltd.
07/15/2030	2.950%	925,000	989,306
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	3,000	1,939
CNX Resources Corp.(a)
03/14/2027	7.250%	66,000	70,899
01/15/2029	6.000%	17,000	17,439
Comstock Resources, Inc.
08/15/2026	9.750%	14,000	15,168
08/15/2026	9.750%	12,000	12,804

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Continental Resources, Inc.(a)
01/15/2031	5.750%	41,000	45,523
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	98,000	99,969
Double Eagle III Midco 1 LLC/Finance Corp.(a)
12/15/2025	7.750%	85,000	90,061
Encana Corp.
08/15/2034	6.500%	3,000	3,453
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	51,000	54,647
01/30/2028	5.750%	55,000	59,167
EQT Corp.
01/15/2029	5.000%	36,000	37,943
EQT Corp.(g)
02/01/2030	8.750%	68,000	83,429
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	17,000	17,136
11/01/2028	6.250%	41,000	41,944
Matador Resources Co.
09/15/2026	5.875%	105,000	102,861
Newfield Exploration Co.
01/01/2026	5.375%	38,000	40,765
Occidental Petroleum Corp.
09/01/2030	6.625%	225,000	244,186
09/15/2036	6.450%	150,000	156,395
08/15/2049	4.400%	85,000	71,617
Ovintiv, Inc.
11/01/2031	7.200%	5,000	5,879
Parsley Energy LLC/Finance Corp.(a)
02/15/2028	4.125%	88,000	93,815
QEP Resources, Inc.
03/01/2026	5.625%	20,000	21,939
SM Energy Co.
09/15/2026	6.750%	84,000	68,443
01/15/2027	6.625%	43,000	34,078
WPX Energy, Inc.
01/15/2030	4.500%	91,000	96,512
Total			2,740,851
Integrated Energy 0.0%
Cenovus Energy, Inc.
04/15/2027	4.250%	45,000	48,935
Leisure 0.1%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	49,000	51,435
Carnival Corp.(a)
03/01/2026	7.625%	31,000	33,770
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	31,000	31,173
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	28,000	29,250
10/01/2028	6.500%	56,000	60,620
Cinemark USA, Inc.
06/01/2023	4.875%	86,000	82,057
Cinemark USA, Inc.(a)
05/01/2025	8.750%	18,000	19,633
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	14,000	14,409
05/15/2027	6.500%	33,000	36,920
NCL Corp Ltd.(a)
03/15/2026	5.875%	18,000	18,891
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	26,000	28,274
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	25,000	22,171
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%	28,000	28,998
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	68,000	68,068
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	48,000	52,078
Viking Cruises Ltd.(a)
09/15/2027	5.875%	31,000	30,316
VOC Escrow Ltd.(a)
02/15/2028	5.000%	5,000	4,935
Total			612,998
Life Insurance 0.3%
American International Group, Inc.
06/30/2050	4.375%	580,000	754,507
MetLife Global Funding I(a)
12/18/2026	3.450%	575,000	658,344
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	650,000	720,585
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	460,000	620,338
05/15/2047	4.270%	250,000	311,492
Voya Financial, Inc.
06/15/2046	4.800%	425,000	536,774
Total			3,602,040

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.0%
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	39,000	40,540
Media and Entertainment 0.3%
Clear Channel International BV(a)
08/01/2025	6.625%	23,000	24,223
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	75,000	76,023
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	69,000	70,559
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	48,000	39,005
08/15/2027	6.625%	13,000	7,864
Discovery Communications LLC(a)
09/15/2055	4.000%	611,000	681,695
iHeartCommunications, Inc.
05/01/2026	6.375%	8,440	9,015
05/01/2027	8.375%	132,366	141,170
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	27,000	28,453
01/15/2028	4.750%	26,000	26,676
Lamar Media Corp.
01/15/2029	4.875%	16,000	17,031
Netflix, Inc.
04/15/2028	4.875%	30,000	33,838
11/15/2028	5.875%	36,000	43,131
05/15/2029	6.375%	99,000	122,777
Netflix, Inc.(a)
06/15/2030	4.875%	36,000	41,450
Nexstar Broadcasting, Inc.(a)
11/01/2028	4.750%	26,000	27,224
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	35,000	38,059
Outfront Media Capital LLC/Corp.
02/15/2024	5.625%	11,000	11,144
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	10,000	10,260
03/15/2030	4.625%	38,000	38,729
RELX Capital, Inc.
05/22/2030	3.000%	775,000	861,900
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	9,000	9,364
01/15/2031	5.375%	18,000	18,880
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	14,000	14,628
TEGNA, Inc.(a)
03/15/2026	4.750%	14,000	14,920
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TEGNA, Inc.
09/15/2029	5.000%	23,000	24,300
Walt Disney Co. (The)
05/13/2060	3.800%	700,000	886,281
Total			3,318,599
Metals and Mining 0.1%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	32,000	33,341
09/30/2026	7.000%	10,000	10,674
Constellium NV(a)
02/15/2026	5.875%	144,000	147,717
Constellium SE(a)
06/15/2028	5.625%	86,000	92,467
Freeport-McMoRan, Inc.
09/01/2029	5.250%	52,000	57,801
08/01/2030	4.625%	78,000	85,932
03/15/2043	5.450%	121,000	150,676
Hudbay Minerals, Inc.(a)
01/15/2025	7.625%	59,000	61,403
04/01/2029	6.125%	68,000	73,535
Novelis Corp.(a)
09/30/2026	5.875%	107,000	112,062
01/30/2030	4.750%	113,000	121,777
Total			947,385
Midstream 0.6%
Cheniere Energy Partners LP
10/01/2026	5.625%	21,000	21,906
10/01/2029	4.500%	43,000	45,445
Cheniere Energy, Inc.(a)
10/15/2028	4.625%	63,000	66,366
DCP Midstream Operating LP
07/15/2027	5.625%	29,000	32,151
05/15/2029	5.125%	51,000	56,601
04/01/2044	5.600%	27,000	27,825
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	38,000	37,332
Energy Transfer Partners LP
02/01/2042	6.500%	500,000	611,489
EQM Midstream Partners LP(a)
07/01/2025	6.000%	29,000	31,738
07/01/2027	6.500%	30,000	33,749
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	4,000	3,888
02/01/2028	7.750%	44,000	42,197
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	111,000	111,856

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	1,000,000	1,256,306
MPLX LP
02/15/2049	5.500%	785,000	1,034,765
NuStar Logistics LP
10/01/2025	5.750%	30,000	31,873
06/01/2026	6.000%	43,000	46,484
04/28/2027	5.625%	49,000	52,289
10/01/2030	6.375%	30,000	33,934
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	1,100,000	1,343,522
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	36,000	36,101
Southern Natural Gas Co. LLC(a)
03/15/2047	4.800%	370,000	426,177
Sunoco LP/Finance Corp.
02/15/2026	5.500%	48,000	49,394
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	5,000	5,088
10/01/2025	7.500%	11,000	11,864
01/15/2028	5.500%	24,000	24,510
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	55,000	57,770
01/15/2028	5.000%	57,000	60,131
03/01/2030	5.500%	109,000	118,241
Targa Resources Partners LP/Finance Corp.(a)
02/01/2031	4.875%	45,000	48,985
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	34,000	34,250
Western Gas Partners LP
08/15/2048	5.500%	80,000	78,474
Williams Companies, Inc. (The)
09/15/2045	5.100%	1,100,000	1,369,043
Total			7,241,744
Natural Gas 0.2%
NiSource, Inc.
02/15/2044	4.800%	1,075,000	1,413,716
Sempra Energy
11/15/2025	3.750%	825,000	931,425
Total			2,345,141
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	57,000	57,308
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	11,000	11,450
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nabors Industries Ltd.(a)
01/15/2026	7.250%	32,000	22,418
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	343	292
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	80,696	73,433
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	26,000	27,674
Total			192,575
Other Industry 0.0%
Booz Allen Hamilton, Inc.(a)
09/01/2028	3.875%	29,000	29,914
Hillenbrand, Inc.
06/15/2025	5.750%	32,000	34,752
Total			64,666
Other REIT 0.0%
Hospitality Properties Trust
03/15/2024	4.650%	30,000	29,728
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%	60,000	60,346
10/01/2025	5.250%	94,000	93,570
02/01/2027	4.250%	5,000	4,917
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	55,000	58,754
Service Properties Trust
10/01/2024	4.350%	14,000	13,865
12/15/2027	5.500%	19,000	20,739
Total			281,919
Packaging 0.0%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	67,000	69,411
08/15/2026	4.125%	83,000	86,586
08/15/2027	5.250%	49,000	51,267
Berry Global, Inc.(a)
02/15/2026	4.500%	45,000	46,063
BWAY Holding Co.(a)
04/15/2024	5.500%	38,000	38,717
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	30,000	30,303
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	65,000	68,682
Silgan Holdings Inc.
03/15/2025	4.750%	16,000	16,247

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	62,000	65,522
08/15/2027	8.500%	44,000	48,525
Total			521,323
Pharmaceuticals 0.3%
AbbVie, Inc.
03/15/2035	4.550%	275,000	347,949
11/06/2042	4.400%	1,100,000	1,378,477
Amgen, Inc.(a)
09/01/2053	2.770%	937,000	938,562
Bausch Health Companies, Inc.(a)
11/01/2025	5.500%	47,000	48,597
04/01/2026	9.250%	62,000	69,234
01/31/2027	8.500%	114,000	126,842
08/15/2027	5.750%	34,000	36,559
02/15/2029	5.000%	22,000	22,619
02/15/2029	6.250%	70,000	75,963
01/30/2030	5.250%	22,000	23,064
02/15/2031	5.250%	33,000	34,470
Bristol-Myers Squibb Co.
02/20/2048	4.550%	400,000	555,090
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	35,000	36,947
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	74,000	82,452
06/30/2028	6.000%	36,000	29,953
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%	42,000	44,306
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	55,000	59,392
Total			3,910,476
Property & Casualty 0.2%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	87,000	88,603
10/15/2027	6.750%	67,000	71,555
AssuredPartners, Inc.(a)
01/15/2029	5.625%	52,000	54,222
CNA Financial Corp.
03/01/2026	4.500%	500,000	586,397
HUB International Ltd.(a)
05/01/2026	7.000%	77,000	80,496
Loews Corp.
05/15/2030	3.200%	800,000	907,900
MGIC Investment Corp.
08/15/2028	5.250%	8,000	8,555
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radian Group, Inc.
03/15/2025	6.625%	3,000	3,401
03/15/2027	4.875%	20,000	21,959
USI, Inc.(a)
05/01/2025	6.875%	11,000	11,280
Total			1,834,368
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	765,000	953,980
Union Pacific Corp.
09/15/2037	3.600%	715,000	829,885
Total			1,783,865
Restaurants 0.0%
IRB Holding Corp.(a)
06/15/2025	7.000%	71,000	77,465
02/15/2026	6.750%	105,000	108,675
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	16,000	16,619
Yum! Brands, Inc.(a)
04/01/2025	7.750%	36,000	39,875
Total			242,634
Retailers 0.0%
Asbury Automotive Group, Inc.
03/01/2028	4.500%	12,000	12,536
03/01/2030	4.750%	6,000	6,417
L Brands, Inc.(a)
07/01/2025	6.875%	22,000	23,872
07/01/2025	9.375%	9,000	11,048
10/01/2030	6.625%	56,000	61,873
L Brands, Inc.
06/15/2029	7.500%	23,000	25,544
11/01/2035	6.875%	21,000	23,558
Michaels Stores, Inc.(a)
07/15/2027	8.000%	11,000	11,902
Penske Automotive Group, Inc.
09/01/2025	3.500%	8,000	8,133
PetSmart, Inc.(a)
03/15/2023	7.125%	65,000	65,002
06/01/2025	5.875%	32,000	32,825
Total			282,710
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	18,000	20,098
02/15/2028	5.875%	100,000	108,834

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2030	4.875%	66,000	72,627
Kroger Co. (The)
01/15/2048	4.650%	665,000	871,909
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	14,000	14,784
Total			1,088,252
Technology 0.5%
Ascend Learning LLC(a)
08/01/2025	6.875%	79,000	81,328
08/01/2025	6.875%	23,000	23,727
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	15,000	16,198
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	52,000	53,206
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	17,000	18,446
03/01/2026	9.125%	6,000	6,455
Broadcom, Inc.
11/15/2032	4.300%	1,475,000	1,748,279
Camelot Finance SA(a)
11/01/2026	4.500%	23,000	24,019
CDK Global, Inc.
06/01/2027	4.875%	13,000	13,744
CDK Global, Inc.(a)
05/15/2029	5.250%	32,000	35,357
CommScope Technologies LLC(a)
06/15/2025	6.000%	33,000	33,739
Gartner, Inc.(a)
07/01/2028	4.500%	51,000	53,835
10/01/2030	3.750%	52,000	54,753
Intel Corp.
03/25/2060	4.950%	450,000	665,245
International Business Machines Corp.
05/15/2040	2.850%	610,000	654,443
Iron Mountain, Inc.(a)
07/15/2028	5.000%	27,000	28,614
07/15/2030	5.250%	89,000	96,322
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	91,000	95,289
Microchip Technology, Inc.(a)
09/01/2025	4.250%	34,000	35,939
NCR Corp.(a)
04/15/2025	8.125%	52,000	57,831
09/01/2027	5.750%	25,000	26,532
10/01/2028	5.000%	90,000	94,804
10/01/2030	5.250%	37,000	39,747
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	875,000	994,049
Oracle Corp.
04/15/2038	6.500%	400,000	635,522
Plantronics, Inc.(a)
05/31/2023	5.500%	122,000	122,394
PTC, Inc.(a)
02/15/2025	3.625%	38,000	39,102
QUALCOMM, Inc.
05/20/2050	3.250%	575,000	667,176
QualityTech LP/QTS Finance Corp.(a)
10/01/2028	3.875%	111,000	112,945
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	3,000	3,198
11/15/2026	8.250%	56,000	61,242
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	28,000	33,375
09/01/2025	7.375%	35,000	38,074
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	51,000	52,826
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	16,000	16,595
Switch Ltd.(a)
09/15/2028	3.750%	18,000	18,322
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	48,000	50,968
06/01/2025	6.750%	36,000	37,144
Verscend Escrow Corp.(a)
08/15/2026	9.750%	107,000	116,308
Total			6,957,092
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	26,000	26,291
07/15/2027	5.750%	5,000	5,082
ERAC USA Finance LLC(a)
10/15/2037	7.000%	700,000	1,084,254
XPO Logistics, Inc.(a)
06/15/2022	6.500%	21,000	21,054
Total			1,136,681
Wireless 0.2%
Altice France Holding SA(a)
02/15/2028	6.000%	138,000	140,387
Altice France SA(a)
05/01/2026	7.375%	97,000	102,030
01/15/2028	5.500%	115,000	120,179

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Tower Corp.
08/15/2029	3.800%	675,000	783,705
SBA Communications Corp.
09/01/2024	4.875%	53,000	54,388
Sprint Capital Corp.
03/15/2032	8.750%	47,000	74,404
Sprint Corp.
03/01/2026	7.625%	136,000	168,805
T-Mobile USA, Inc.
02/01/2028	4.750%	33,000	35,455
T-Mobile USA, Inc.(a)
04/15/2040	4.375%	325,000	396,702
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	33,000	33,771
Total			1,909,826
Wirelines 0.4%
AT&T, Inc.(a)
09/15/2053	3.500%	2,191,000	2,203,157
CenturyLink, Inc.
12/01/2023	6.750%	60,000	66,769
04/01/2024	7.500%	12,000	13,547
04/01/2025	5.625%	56,000	60,796
CenturyLink, Inc.(a)
12/15/2026	5.125%	46,000	48,547
02/15/2027	4.000%	65,000	66,784
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	83,000	83,426
03/01/2028	6.125%	116,000	122,929
Level 3 Financing, Inc.
01/15/2024	5.375%	33,000	33,321
Verizon Communications, Inc.
08/10/2033	4.500%	1,600,000	2,018,203
Total			4,717,479
Total Corporate Bonds & Notes (Cost $89,378,124)			100,379,288

Exchange-Traded Equity Funds 0.9%
	Shares	Value ($)
International Mid Large Cap 0.9%
iShares Core MSCI EAFE ETF	168,620	11,649,956
Total Exchange-Traded Equity Funds (Cost $11,306,141)		11,649,956
Foreign Government Obligations(i) 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	15,000	15,858
06/01/2027	5.250%	62,000	66,159
Total			82,017
Total Foreign Government Obligations (Cost $73,466)			82,017

Residential Mortgage-Backed Securities - Agency 8.0%

Federal Home Loan Mortgage Corp.
01/01/2030- 09/01/2043	3.500%	990,000	1,067,606
04/01/2032- 06/01/2037	6.000%	153,485	178,805
04/01/2032	7.000%	34,606	40,253
05/01/2032- 07/01/2032	6.500%	236,059	268,857
01/01/2033- 07/01/2043	3.000%	2,639,764	2,794,013
01/01/2034- 05/01/2041	5.000%	584,205	678,515
05/01/2039- 08/01/2041	4.500%	1,023,347	1,147,716
08/01/2045	4.000%	92,802	101,098
Federal Home Loan Mortgage Corp.(j)
02/01/2038	5.500%	266,440	313,329
06/01/2041	4.500%	418,153	467,493
Federal National Mortgage Association
05/01/2024- 12/01/2028	6.000%	32,936	37,192
03/01/2026- 12/01/2032	7.000%	366,013	391,617
10/01/2026- 08/01/2049	3.500%	3,618,715	3,860,368
11/01/2026- 01/01/2029	4.000%	433,972	461,434
08/01/2028- 09/01/2032	6.500%	94,475	107,628
02/01/2033	2.500%	1,006,574	1,051,538
02/01/2038- 03/01/2038	5.500%	162,191	190,495
Federal National Mortgage Association(j)
09/01/2040	4.000%	597,491	658,539
10/01/2040	4.500%	236,948	262,802

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	25

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(h)
01/17/2034- 01/14/2051	3.000%	21,200,000	22,215,088
01/19/2036- 01/14/2051	2.000%	29,725,000	30,891,364
01/19/2036- 01/14/2051	2.500%	34,025,000	35,826,357
Total Residential Mortgage-Backed Securities - Agency (Cost $101,799,769)			103,012,107

Residential Mortgage-Backed Securities - Non-Agency 8.6%

Angel Oak Mortgage Trust(a),(d)
CMO Series 2020-6 Class A3
05/25/2065	1.775%	392,215	393,613
CMO Series 2020-6 Class M1
05/25/2065	2.805%	400,000	405,730
CMO Series 2020-R1 Class A1
12/26/2024	0.990%	2,350,000	2,350,270
Angel Oak Mortgage Trust I LLC(a),(d)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	558,346	570,582
CMO Series 2019-2 Class A3
03/25/2049	3.833%	582,584	595,747
Arroyo Mortgage Trust(a),(d)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	835,053	860,892
Bayview Opportunity Master Fund IIIb Trust(a),(d)
Series 2019-LT2 Class A1
10/28/2034	3.376%	148,403	148,280
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	260,488	267,401
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.450%	60,783	60,777
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	1.250%	302,787	301,830
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	2.998%	650,000	652,268
CMO Series 2020-4A Class M2A
1-month USD LIBOR + 2.600% Floor 2.600% 06/25/2030	2.750%	600,000	600,401
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BRAVO Residential Funding Trust(a),(d)
CMO Series 2019-NQM1 Class A3
07/25/2059	2.996%	480,992	491,518
CMO Series 2019-NQM1 Class M1
07/25/2059	2.997%	350,000	345,985
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	1,776,896	1,835,013
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	592,299	607,456
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	925,000	899,203
CMO Series 2020-NQM1 Class A1
05/25/2060	1.449%	1,022,377	1,031,243
CMO Series 2020-RPL1 Class A1
05/26/2059	2.500%	1,219,095	1,245,559
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	1.220%	2,275,082	2,239,387
Citigroup Mortgage Loan Trust, Inc.(a),(d)
CMO Series 2019-IMC1 Class A3
07/25/2049	3.030%	547,154	558,347
COLT 2019-1 Mortgage Loan Trust(a),(d)
CMO Series 2019-1 Class A3
03/25/2049	4.012%	461,790	470,672
COLT Mortgage Loan Trust(a),(d)
CMO Series 2020-1R Class A1
09/25/2065	1.255%	928,164	931,628
CMO Series 2020-2 Class A1
03/25/2065	1.853%	670,671	676,812
CSMC Trust(a),(d)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	2,617,395	2,823,198
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	1,216,792	1,222,706
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	1,668,973	1,708,748
Subordinated CMO Series 2020-RPL4 Class A1
01/25/2060	2.000%	1,147,269	1,180,078
Deephaven Residential Mortgage Trust(a),(d)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	69,895	70,099
CMO Series 2018-3A Class A3
08/25/2058	3.963%	276,305	279,931
CMO Series 2018-4A Class A1
10/25/2058	4.080%	1,090,756	1,094,109

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1A Class A3
01/25/2059	3.948%	282,169	285,533
Eagle Re Ltd.(a),(b)
CMO Series 2020-2 Class M1A
1-month USD LIBOR + 3.000% 10/25/2030	3.148%	550,000	552,140
Subordinated CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.900% 01/25/2030	1.048%	1,200,000	1,192,888
Ellington Financial Mortgage Trust(a),(d)
CMO Series 2019-2 Class A3
11/25/2059	3.046%	397,985	407,006
CMO Series 2020-1 Class A1
05/25/2065	2.010%	226,456	228,420
Federal Home Loan Mortgage Corp. STACR REMIC Trust(a),(b)
Subordinated CMO Series 2020-HQA4 Class M1
1-month USD LIBOR + 1.300% 09/25/2050	1.450%	1,024,503	1,025,487
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA6 Class M1
30-day Average SOFR + 0.900% 12/25/2050	0.977%	975,000	974,997
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.148%	3,025,000	3,041,452
CMO Series 2020-HQA5 Class M1
30-day Average SOFR + 1.100% 11/25/2050	1.182%	675,000	676,078
GCAT LLC(a),(d)
CMO Series 2020-3 Class A1
09/25/2025	2.981%	2,620,539	2,647,865
GCAT Trust(a),(d)
CMO Series 2019-NQM2 Class A2
09/25/2059	3.060%	1,201,866	1,222,561
CMO Series 2019-NQM2 Class A3
09/25/2059	3.162%	695,903	711,127
CMO Series 2019-RPL1 Class A1
10/25/2068	2.650%	1,624,595	1,677,690
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	2.048%	1,200,000	1,197,857
GS Mortgage-Backed Securities Trust(a),(d)
CMO Series 2019-SL1 Class A1
01/25/2059	2.625%	2,052,443	2,086,231
CMO Series 2020-NQM1 Class A1
09/27/2060	1.382%	1,473,681	1,481,600
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class A3
11/25/2058	4.239%	931,924	955,784
Homeward Opportunities Fund I Trust(a),(d)
CMO Series 2019-1 Class A3
01/25/2059	3.606%	944,957	958,084
CMO Series 2020-2 Class A3
05/25/2065	3.196%	550,000	573,472
L1C LLC(a)
CMO Series 2020-1 Class NOTE
08/25/2051	5.290%	350,000	350,214
LVII Trust(a),(c),(d)
CMO Series 2020-1 Class A1
05/25/2060	2.020%	1,796,450	1,799,257
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-1 Class C
1-month USD LIBOR + 1.350% Floor 1.350% 10/25/2053	1.499%	775,000	775,665
MetLife Securitization Trust(a)
CMO Series 2018-1A Class A
03/25/2057	3.750%	715,169	771,087
MFA Trust(a),(d)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	368,414	372,604
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	475,000	475,516
Mill City Mortgage Loan Trust(a)
CMO Series 2018-3 Class A1
08/25/2058	3.500%	1,666,802	1,764,761
MRA Issuance Trust(a),(b),(c)
CMO Series 2020-12 Class A1X
1-month USD LIBOR + 1.350% 07/15/2021	1.900%	2,000,000	2,000,000
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	268,515	284,365
New Residential Mortgage Loan Trust(a),(d)
CMO Series 2019-NQM2 Class A3
04/25/2049	3.752%	797,144	812,072
OBX Trust(a),(b)
CMO Series 2020-EXP3 Class 2A1A
1-month USD LIBOR + 0.950% 01/25/2060	1.106%	2,965,285	2,978,246
Oceanview Mortgage Loan Trust(a)
CMO Series 2020-1 Class A1A
05/28/2050	1.733%	884,599	888,587
OSAT Trust(a),(d)
CMO Series 2020-RPL1 Class A1
12/26/2059	3.072%	2,473,422	2,486,683

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	27

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Preston Ridge Partners LLC(a),(d)
CMO Series 2020-5 Class A1
11/25/2025	3.104%	1,884,161	1,887,377
Preston Ridge Partners Mortgage LLC(a),(d)
CMO Series 2020-6 Class A1
11/25/2025	2.363%	1,030,731	1,030,837
Pretium Mortgage Credit Partners I LLC(a),(d)
CMO Series 2020-NPL2 Class A1
02/27/2060	3.721%	273,935	274,065
PRPM LLC(a),(d)
CMO Series 2020-1A Class A1
02/25/2025	2.981%	1,259,026	1,261,304
CMO Series 2020-3 Class A1
09/25/2025	2.857%	2,556,327	2,569,725
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 02/25/2030	1.098%	700,000	697,395
RCO V Mortgage LLC(a),(d)
CMO Series 2020-1 Class A1
09/25/2025	3.105%	1,797,276	1,793,101
Residential Mortgage Loan Trust(a),(d)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	602,424	613,579
CMO Series 2020-1 Class A3
02/25/2024	2.684%	703,491	710,544
Starwood Mortgage Residential Trust(a),(d)
CMO Series 2019-1 Class A3
06/25/2049	3.299%	477,575	481,389
CMO Series 2019-IMC1 Class A3
04/25/2049	3.754%	306,705	313,812
CMO Series 2019-INV1 Class A1
09/27/2049	2.610%	966,667	984,288
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	557,774	572,532
CMO Series 2020-2 Class A3
04/25/2060	3.000%	975,000	1,009,493
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	522,393	522,813
Toorak Mortgage Corp., Ltd.(d)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	1,375,000	1,384,417
Toorak Mortgage Corp., Ltd.(a),(d)
CMO Series 2020-1 Class A1
03/25/2023	2.734%	3,800,000	3,809,674
Towd Point Mortgage Trust(a)
CMO Series 15-5 Class A1
05/25/2055	3.500%	174,315	175,731
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-6 Class A1
04/25/2055	3.500%	295,445	301,908
CMO Series 2016-1 Class A1
02/25/2055	3.500%	214,622	217,460
CMO Series 2016-3 Class A1
04/25/2056	2.250%	169,314	170,921
Towd Point Mortgage Trust(a),(d)
CMO Series 2016-2 Class A1
08/25/2055	3.000%	389,243	395,466
CMO Series 2018-1 Class A1
01/25/2058	3.000%	396,633	412,204
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	1,646,470	1,735,765
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	1.150%	1,082,146	1,086,352
CMO Series 2019-HY2 Class A1
1-month USD LIBOR + 1.000% Floor 1.000% 05/25/2058	1.148%	1,204,731	1,212,506
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 3.000% Floor 3.000% 10/25/2030	3.150%	925,000	928,494
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	300,000	300,602
Vericrest Opportunity Loan Transferee LXXXV LLC(a),(d)
CMO Series 2020-NPL1 Class A1A
01/25/2050	3.228%	773,758	776,208
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(d)
CMO Series 2020-NPL3 Class A1A
02/25/2050	2.981%	2,311,200	2,317,696
Vericrest Opportunity Loan Transferee XCI LLC(a),(d)
CMO Series 2020-NPL7 Class A1
11/25/2050	3.105%	1,383,238	1,386,701
Vericrest Opportunity Loan Trust(a),(d)
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	1,389,840	1,393,516
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	599,030	599,636
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	1,039,502	1,039,970
CMO Series 2020-NPL2 Class A1A
02/25/2050	2.981%	1,831,473	1,832,187
CMO Series 2020-NPL5 Class A1A
03/25/2050	2.982%	544,356	544,863

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization(a),(d)
CMO Series 2020-INV1 Class A1
03/25/2060	1.977%	248,860	251,682
Verus Securitization Trust(a),(d)
CMO Series 2017-1A Class A1
01/25/2047	2.881%	94,030	94,376
CMO Series 2018-2 Class A3
06/01/2058	3.830%	929,455	941,238
CMO Series 2019-1 Class A3
02/25/2059	4.040%	931,284	935,202
CMO Series 2019-3 Class A3
07/25/2059	3.040%	1,272,945	1,295,987
CMO Series 2019-4 Class A3
11/25/2059	3.000%	1,452,161	1,481,336
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	673,113	694,077
CMO Series 2020-1 Class M1
01/25/2060	3.021%	1,000,000	1,003,409
CMO Series 2020-2 Class A1
05/25/2060	2.743%	954,238	968,552
Visio Trust(a),(d)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	873,208	899,510
Visio Trust(a)
CMO Series 2020-1R Class A2
11/25/2055	1.567%	584,762	582,545
CMO Series 2020-1R Class A3
11/25/2055	1.873%	682,223	679,684
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $109,951,859)			111,146,941

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.902%	4,859	4,774
Food and Beverage 0.0%
BellRing Brands LLC(b),(k)
Tranche B Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.000%	18,177	18,232
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Froneri International Ltd.(b),(k)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	5.897%	4,000	4,020
Total			22,252
Restaurants 0.0%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(b),(k)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	16,699	16,538
Technology 0.0%
Epicore Software Corp.(b),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	17,000	17,691
Informatica LLC(k)
2nd Lien Term Loan
02/25/2025	7.125%	29,000	29,457
Project Alpha Intermediate Holding, Inc.(b),(k)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	4.480%	18,877	18,782
Total			65,930
Total Senior Loans (Cost $107,909)			109,494

U.S. Treasury Obligations 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2045	2.500%	6,425,000	7,663,820
Total U.S. Treasury Obligations (Cost $7,369,655)			7,663,820

Money Market Funds 6.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(l),(m)	76,565,257	76,557,600
Total Money Market Funds (Cost $76,558,637)		76,557,600
Total Investments in Securities (Cost: $1,092,296,284)		1,377,756,905
Other Assets & Liabilities, Net		(87,502,475)
Net Assets		1,290,254,430

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	29

Portfolio of Investments  (continued)
December 31, 2020
At December 31, 2020, securities and/or cash totaling $1,189,181 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	350	03/2021	USD	48,327,344	72,929	—
U.S. Treasury 5-Year Note	250	03/2021	USD	31,541,016	68,036	—
U.S. Ultra Treasury Bond	26	03/2021	USD	5,552,625	—	(78,599)
Total					140,965	(78,599)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $270,719,547, which represents 20.98% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
(c)	Valuation based on significant unobservable inputs.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.
(e)	Non-income producing investment.
(f)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(h)	Represents a security purchased on a when-issued basis.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The stated interest rate represents the weighted average interest rate at December 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(l)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	58,799,963	475,017,478	(457,260,765)	924	76,557,600	17,264	378,265	76,565,257
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	91,001,562	877,377	91,878,939
Commercial Mortgage-Backed Securities - Agency	—	112,499	—	112,499
Commercial Mortgage-Backed Securities - Non-Agency	—	54,459,185	—	54,459,185
Common Stocks
Communication Services	104,986,019	—	—	104,986,019
Consumer Discretionary	95,434,109	—	—	95,434,109
Consumer Staples	45,032,273	—	—	45,032,273
Energy	20,943,061	—	—	20,943,061
Financials	102,820,558	—	—	102,820,558
Health Care	95,955,542	—	—	95,955,542
Industrials	69,197,343	—	—	69,197,343
Information Technology	236,450,958	—	—	236,450,958
Materials	33,440,677	—	—	33,440,677
Real Estate	1,668,635	—	—	1,668,635
Utilities	14,775,884	—	—	14,775,884
Total Common Stocks	820,705,059	—	—	820,705,059
Corporate Bonds & Notes	—	100,379,288	—	100,379,288
Exchange-Traded Equity Funds	11,649,956	—	—	11,649,956
Foreign Government Obligations	—	82,017	—	82,017
Residential Mortgage-Backed Securities - Agency	—	103,012,107	—	103,012,107
Residential Mortgage-Backed Securities - Non-Agency	—	107,347,684	3,799,257	111,146,941
Senior Loans	—	109,494	—	109,494
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	31

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	7,663,820	—	—	7,663,820
Money Market Funds	76,557,600	—	—	76,557,600
Total Investments in Securities	916,576,435	456,503,836	4,676,634	1,377,756,905
Investments in Derivatives
Asset
Futures Contracts	140,965	—	—	140,965
Liability
Futures Contracts	(78,599)	—	—	(78,599)
Total	916,638,801	456,503,836	4,676,634	1,377,819,271
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,015,737,647)	$1,301,199,305
Affiliated issuers (cost $76,558,637)	76,557,600
Cash collateral held at broker for:
TBA	4,000
Receivable for:
Investments sold	2,708,984
Investments sold on a delayed delivery basis	21,444
Capital shares sold	783
Dividends	598,123
Interest	1,695,041
Foreign tax reclaims	43,392
Variation margin for futures contracts	69,500
Prepaid expenses	4,073
Total assets	1,382,902,245
Liabilities
Due to custodian	1,128,169
Payable for:
Investments purchased	1,378,707
Investments purchased on a delayed delivery basis	88,610,854
Capital shares purchased	1,281,434
Management services fees	23,841
Distribution and/or service fees	4,381
Service fees	63,561
Compensation of board members	104,839
Compensation of chief compliance officer	257
Other expenses	51,772
Total liabilities	92,647,815
Net assets applicable to outstanding capital stock	$1,290,254,430
Represented by
Trust capital	$1,290,254,430
Total - representing net assets applicable to outstanding capital stock	$1,290,254,430
Class 1
Net assets	$3,591,125
Shares outstanding	97,829
Net asset value per share	$36.71
Class 2
Net assets	$4,378
Shares outstanding	121
Net asset value per share(a)	$36.11
Class 3
Net assets	$1,286,658,927
Shares outstanding	35,305,480
Net asset value per share	$36.44

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	33

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$11,710,051
Dividends — affiliated issuers	378,265
Interest	11,096,478
Foreign taxes withheld	(98,076)
Total income	23,086,718
Expenses:
Management services fees	7,829,847
Distribution and/or service fees
Class 2	9
Class 3	1,425,726
Service fees	684,276
Compensation of board members	37,057
Custodian fees	45,711
Printing and postage fees	158,541
Audit fees	39,500
Legal fees	19,704
Compensation of chief compliance officer	253
Other	28,741
Total expenses	10,269,365
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(100,377)
Total net expenses	10,168,988
Net investment income	12,917,730
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	79,478,020
Investments — affiliated issuers	17,264
Foreign currency translations	1,049
Futures contracts	6,179,048
Net realized gain	85,675,381
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	91,938,428
Investments — affiliated issuers	924
Foreign currency translations	(176)
Futures contracts	818,748
Net change in unrealized appreciation (depreciation)	92,757,924
Net realized and unrealized gain	178,433,305
Net increase in net assets resulting from operations	$191,351,035
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$12,917,730	$16,984,771
Net realized gain	85,675,381	34,757,054
Net change in unrealized appreciation (depreciation)	92,757,924	168,774,659
Net increase in net assets resulting from operations	191,351,035	220,516,484
Decrease in net assets from capital stock activity	(39,462,226)	(86,173,545)
Total increase in net assets	151,888,809	134,342,939
Net assets at beginning of year	1,138,365,621	1,004,022,682
Net assets at end of year	$1,290,254,430	$1,138,365,621

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	76,403	2,557,037	29,633	859,212
Redemptions	(2,359)	(73,720)	(5,969)	(171,837)
Net increase	74,044	2,483,317	23,664	687,375
Class 3
Subscriptions	724,475	24,019,990	305,404	8,831,912
Redemptions	(2,127,137)	(65,965,533)	(3,369,941)	(95,692,832)
Net decrease	(1,402,662)	(41,945,543)	(3,064,537)	(86,860,920)
Total net decrease	(1,328,618)	(39,462,226)	(3,040,873)	(86,173,545)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$31.17	0.40	5.14	5.54
Year Ended 12/31/2019	$25.35	0.48	5.34	5.82
Year Ended 12/31/2018	$26.90	0.42	(1.97)	(1.55)
Year Ended 12/31/2017	$23.46	0.34	3.10	3.44
Year Ended 12/31/2016	$22.00	0.33	1.13	1.46
Class 2
Year Ended 12/31/2020	$30.74	0.33	5.04	5.37
Year Ended 12/31/2019	$25.06	0.41	5.27	5.68
Year Ended 12/31/2018	$26.66	0.34	(1.94)	(1.60)
Year Ended 12/31/2017	$23.30	0.28	3.08	3.36
Year Ended 12/31/2016	$21.91	0.27	1.12	1.39
Class 3
Year Ended 12/31/2020	$30.99	0.36	5.09	5.45
Year Ended 12/31/2019	$25.24	0.45	5.30	5.75
Year Ended 12/31/2018	$26.82	0.38	(1.96)	(1.58)
Year Ended 12/31/2017	$23.42	0.30	3.10	3.40
Year Ended 12/31/2016	$22.01	0.29	1.12	1.41

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$36.71	17.77%	0.78%	0.77%	1.21%	145%	$3,591
Year Ended 12/31/2019	$31.17	22.96%	0.79%	0.76%	1.63%	126%	$741
Year Ended 12/31/2018	$25.35	(5.76%)	0.78%	0.75%	1.53%	81%	$3
Year Ended 12/31/2017	$26.90	14.66%	0.77%	0.74%	1.36%	63%	$3
Year Ended 12/31/2016	$23.46	6.64%	0.79%	0.79%	1.40%	65%	$3
Class 2
Year Ended 12/31/2020	$36.11	17.47%	1.00%	1.00%	1.04%	145%	$4
Year Ended 12/31/2019	$30.74	22.66%	1.03%	1.01%	1.43%	126%	$4
Year Ended 12/31/2018	$25.06	(6.00%)	1.03%	1.00%	1.27%	81%	$3
Year Ended 12/31/2017	$26.66	14.42%	1.02%	0.99%	1.11%	63%	$3
Year Ended 12/31/2016	$23.30	6.34%	1.04%	1.04%	1.16%	65%	$3
Class 3
Year Ended 12/31/2020	$36.44	17.58%	0.90%	0.89%	1.13%	145%	$1,286,659
Year Ended 12/31/2019	$30.99	22.78%	0.91%	0.88%	1.57%	126%	$1,137,620
Year Ended 12/31/2018	$25.24	(5.89%)	0.91%	0.87%	1.40%	81%	$1,004,017
Year Ended 12/31/2017	$26.82	14.52%	0.91%	0.89%	1.20%	63%	$1,165,032
Year Ended 12/31/2016	$23.42	6.41%	0.91%	0.91%	1.27%	65%	$1,059,420
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	37

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Balanced Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
38	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
December 31, 2020
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
40	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	140,965*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	78,599*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	6,179,048

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	818,748
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	76,798,633

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
42	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	43

Notes to Financial Statements  (continued)
December 31, 2020
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
44	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.69% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	45

Notes to Financial Statements  (continued)
December 31, 2020
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	Contractual expense cap July 1, 2020 through April 30, 2021	Voluntary expense cap May 1, 2020 through June 30, 2020	Contractual expense cap prior to May 1, 2020
Class 1	0.77%	0.76%	0.76%
Class 2	1.02	1.01	1.01
Class 3	0.895	0.885	0.885
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,683,481,900 and $1,703,377,780, respectively, for the year ended December 31, 2020, of which $1,047,615,000 and $1,068,620,006, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
46	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	47

Notes to Financial Statements  (continued)
December 31, 2020
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
48	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	49

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Balanced Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
50	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	51

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
52	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	53

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
54	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	55

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
56	Columbia Variable Portfolio – Balanced Fund | Annual Report 2020

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
Columbia Variable Portfolio – Balanced Fund | Annual Report 2020	57

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Columbia Variable Portfolio – Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6677 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Select Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Small Cap Value Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	9.19	7.53	9.02
Class 2	05/03/10	8.92	7.27	8.76
Class 3	09/15/99	9.05	7.41	8.89
Russell 2000 Value Index		4.63	9.65	8.66
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	98.3
Money Market Funds	1.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	1.9
Consumer Discretionary	12.3
Consumer Staples	2.4
Energy	3.4
Financials	25.8
Health Care	6.7
Industrials	18.1
Information Technology	13.7
Materials	7.5
Real Estate	6.6
Utilities	1.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 8.92%. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 4.63% for the same time period.
Market overview
While U.S. equities finished 2020 with a gain, the journey was anything but smooth. After a benign start to the year, the market plunged beginning in mid-February amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility in response to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
The year was characterized by a bifurcation between companies that benefited from stay at home orders versus those that were more dependent on the functioning of the physical world. Companies that benefit from stay at home orders involve a much higher technology contribution and tend to be larger and growth-oriented, which drove large-cap growth stocks ahead of the pack during much of 2020. However, this trend showed signs of easing as the year wound down, as the emergency use authorization of a pair of COVID-19 vaccines spurred a rotation into value-oriented sectors and companies, with small-cap value stocks leading the way in the fourth quarter of 2020.
The Fund’s notable contributors during the period
•	Sector allocations accounted for a large portion of the Fund’s outperformance of its benchmark during the period, particularly a sizable overweight to the strong-performing information security sector and an underweight to the poor-performing energy sector.
•	Strong stock selection, particularly within financials and consumer discretionary sector also benefited results relative to the benchmark.
•	National General Holdings, a specialty personal insurance company, saw its shares rise sharply in the third quarter following an announcement that it would be acquired by Allstate.
•	Penn National Gaming, a casino and racetrack operator, saw its shares rebound following the COVID-19 pandemic-related sell-off. As more of their casinos and racetracks reopened during the second half of the year, its shares soared and the company reported earnings above consensus expectations. Optimism around their exposure to the growing sports betting industry also fueled the stock.
•	An out-of-benchmark position in MACOM Technology Solutions, a semiconductor firm, contributed to Fund results. The company reported strong results, driven by strong demand and favorable trends in its data center and telecom segments.
•	An out-of-benchmark position in EPAM Systems, a software engineering and IT consulting firm, aided Fund results as the company showed broad-based growth and established itself as an industry leader in the high-demand digital services market.
•	Texas Roadhouse, a casual dining restaurant chain, was hit hard during the initial COVID-19-induced shutdown but impressed us with its ability to quickly pivot to its to-go business and expanding outdoor dining.
The Fund’s notable detractors during the period
•	Stock selection within the industrials, materials and health care sectors detracted most from the Fund’s performance relative to the benchmark.
•	Ladder Capital Corp., a commercial mortgage lender within the financials sector, was impacted substantially early in the period by the abrupt drop in economic growth brought on by the COVID-19 pandemic, as well as the subsequent move by the Fed to zero interest rates.
•	Radian Group, a mortgage insurer within the financials sector, was also impacted, as noted above, by macroeconomic factors stemming from the COVID-19 pandemic.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	Spirit Airlines, a discount airliner, saw its shares drop precipitously as travel ground to a halt early in the period.
•	Callon Petroleum, an oil and gas exploration and production company, suffered from the decline in oil prices and a write-down of oil and gas properties.
•	Hanover Insurance Group, an out-of-benchmark insurance company, declined due to the low interest rate environment and COVID-19 related headwinds in the insurance industry.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,348.50	1,020.86	5.02	4.32	0.85
Class 2	1,000.00	1,000.00	1,347.20	1,019.61	6.49	5.58	1.10
Class 3	1,000.00	1,000.00	1,347.70	1,020.21	5.78	4.98	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Communication Services 1.9%
Wireless Telecommunication Services 1.9%
Telephone and Data Systems, Inc.	83,900	1,558,023
Total Communication Services		1,558,023
Consumer Discretionary 12.1%
Auto Components 1.9%
Motorcar Parts of America, Inc.(a)	81,700	1,602,954
Hotels, Restaurants & Leisure 7.2%
Extended Stay America, Inc.	60,000	888,600
Penn National Gaming, Inc.(a)	27,578	2,381,912
Six Flags Entertainment Corp.	23,000	784,300
Texas Roadhouse, Inc.	23,860	1,864,898
Total		5,919,710
Household Durables 1.3%
KB Home	23,555	789,563
Lennar Corp., Class A	3,416	260,402
Total		1,049,965
Specialty Retail 0.2%
Aaron’s Co., Inc. (The)(a)	9,500	180,120
Textiles, Apparel & Luxury Goods 1.5%
Kontoor Brands, Inc.	30,000	1,216,800
Total Consumer Discretionary		9,969,549
Consumer Staples 2.3%
Food Products 2.3%
Nomad Foods Ltd.(a)	75,600	1,921,752
Total Consumer Staples		1,921,752
Energy 3.3%
Energy Equipment & Services 1.1%
Patterson-UTI Energy, Inc.	179,810	945,801
Oil, Gas & Consumable Fuels 2.2%
Renewable Energy Group, Inc.(a)	14,000	991,480
WPX Energy, Inc.(a)	100,000	815,000
Total		1,806,480
Total Energy		2,752,281
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 25.4%
Banks 10.2%
First Hawaiian, Inc.	68,000	1,603,440
Pacific Premier Bancorp, Inc.	79,440	2,488,855
Popular, Inc.	28,000	1,576,960
Stock Yards Bancorp, Inc.	30,000	1,214,400
TCF Financial Corp.	43,000	1,591,860
Total		8,475,515
Consumer Finance 1.2%
PROG Holdings, Inc.	19,000	1,023,530
Insurance 6.2%
CNO Financial Group, Inc.	69,000	1,533,870
Hanover Insurance Group, Inc. (The)	16,900	1,975,948
Lincoln National Corp.	31,300	1,574,703
Total		5,084,521
Mortgage Real Estate Investment Trusts (REITS) 0.8%
Ladder Capital Corp., Class A	66,435	649,734
Thrifts & Mortgage Finance 7.0%
Axos Financial, Inc.(a)	85,979	3,226,792
Radian Group, Inc.	127,363	2,579,101
Total		5,805,893
Total Financials		21,039,193
Health Care 6.6%
Biotechnology 1.4%
Ligand Pharmaceuticals, Inc.(a)	11,500	1,143,675
Health Care Equipment & Supplies 1.8%
CONMED Corp.	13,000	1,456,000
Health Care Providers & Services 1.4%
LHC Group, Inc.(a)	5,500	1,173,260
Life Sciences Tools & Services 2.0%
Syneos Health, Inc.(a)	25,000	1,703,250
Total Health Care		5,476,185
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 17.8%
Aerospace & Defense 4.8%
Cubic Corp.	42,400	2,630,496
Curtiss-Wright Corp.	11,248	1,308,705
Total		3,939,201
Airlines 1.6%
Spirit Airlines, Inc.(a)	54,000	1,320,300
Commercial Services & Supplies 1.9%
Waste Connections, Inc.	15,190	1,558,038
Electrical Equipment 1.4%
Bloom Energy Corp., Class A(a)	40,368	1,156,947
Machinery 5.9%
ITT, Inc.	19,000	1,463,380
Kennametal, Inc.	36,000	1,304,640
Rexnord Corp.	53,667	2,119,310
Total		4,887,330
Road & Rail 2.2%
Knight-Swift Transportation Holdings, Inc.	44,340	1,854,299
Total Industrials		14,716,115
Information Technology 13.5%
Communications Equipment 4.6%
Extreme Networks, Inc.(a)	263,400	1,814,826
Viavi Solutions, Inc.(a)	132,200	1,979,695
Total		3,794,521
IT Services 3.6%
CACI International, Inc., Class A(a)	5,187	1,293,275
EPAM Systems, Inc.(a)	4,675	1,675,286
Total		2,968,561
Semiconductors & Semiconductor Equipment 5.3%
Kulicke & Soffa Industries, Inc.	60,000	1,908,600
MACOM Technology Solutions Holdings, Inc.(a)	45,000	2,476,800
Total		4,385,400
Total Information Technology		11,148,482
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 7.4%
Chemicals 2.4%
Minerals Technologies, Inc.	31,700	1,969,204
Construction Materials 2.2%
Summit Materials, Inc., Class A(a)	89,400	1,795,152
Containers & Packaging 1.9%
O-I Glass, Inc.	135,080	1,607,452
Metals & Mining 0.9%
Warrior Met Coal, Inc.	35,000	746,200
Total Materials		6,118,008
Real Estate 6.5%
Equity Real Estate Investment Trusts (REITS) 6.5%
First Industrial Realty Trust, Inc.	30,000	1,263,900
Gaming and Leisure Properties, Inc.	45,369	1,923,645
Physicians Realty Trust	60,000	1,068,000
QTS Realty Trust Inc., Class A	18,000	1,113,840
Total		5,369,385
Total Real Estate		5,369,385
Utilities 1.6%
Electric Utilities 1.6%
Portland General Electric Co.	31,100	1,330,147
Total Utilities		1,330,147
Total Common Stocks (Cost $64,109,673)		81,399,120

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	1,436,650	1,436,506
Total Money Market Funds (Cost $1,436,506)		1,436,506
Total Investments in Securities (Cost: $65,546,179)		82,835,626
Other Assets & Liabilities, Net		(59,434)
Net Assets		82,776,192

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	1,077,783	12,849,974	(12,491,251)	—	1,436,506	304	4,998	1,436,650
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,558,023	—	—	1,558,023
Consumer Discretionary	9,969,549	—	—	9,969,549
Consumer Staples	1,921,752	—	—	1,921,752
Energy	2,752,281	—	—	2,752,281
Financials	21,039,193	—	—	21,039,193
Health Care	5,476,185	—	—	5,476,185
Industrials	14,716,115	—	—	14,716,115
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	11,148,482	—	—	11,148,482
Materials	6,118,008	—	—	6,118,008
Real Estate	5,369,385	—	—	5,369,385
Utilities	1,330,147	—	—	1,330,147
Total Common Stocks	81,399,120	—	—	81,399,120
Money Market Funds	1,436,506	—	—	1,436,506
Total Investments in Securities	82,835,626	—	—	82,835,626
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	11

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $64,109,673)	$81,399,120
Affiliated issuers (cost $1,436,506)	1,436,506
Receivable for:
Capital shares sold	14,043
Dividends	63,162
Expense reimbursement due from Investment Manager	349
Prepaid expenses	1,581
Total assets	82,914,761
Liabilities
Payable for:
Capital shares purchased	63,261
Management services fees	1,964
Distribution and/or service fees	368
Service fees	8,613
Compensation of board members	41,426
Compensation of chief compliance officer	15
Audit fees	14,750
Other expenses	8,172
Total liabilities	138,569
Net assets applicable to outstanding capital stock	$82,776,192
Represented by
Trust capital	$82,776,192
Total - representing net assets applicable to outstanding capital stock	$82,776,192
Class 1
Net assets	$4,360,411
Shares outstanding	159,596
Net asset value per share	$27.32
Class 2
Net assets	$29,416,896
Shares outstanding	1,104,962
Net asset value per share	$26.62
Class 3
Net assets	$48,998,885
Shares outstanding	1,815,897
Net asset value per share	$26.98
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$948,329
Dividends — affiliated issuers	4,998
Foreign taxes withheld	(5,619)
Total income	947,708
Expenses:
Management services fees	605,518
Distribution and/or service fees
Class 2	59,549
Class 3	52,821
Service fees	53,529
Compensation of board members	16,314
Custodian fees	2,361
Printing and postage fees	35,774
Audit fees	29,500
Legal fees	8,986
Compensation of chief compliance officer	14
Other	6,724
Total expenses	871,090
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(159,174)
Total net expenses	711,916
Net investment income	235,792
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,348,621
Investments — affiliated issuers	304
Net realized gain	5,348,925
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	303,411
Net change in unrealized appreciation (depreciation)	303,411
Net realized and unrealized gain	5,652,336
Net increase in net assets resulting from operations	$5,888,128
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$235,792	$455,434
Net realized gain	5,348,925	4,178,409
Net change in unrealized appreciation (depreciation)	303,411	8,850,918
Net increase in net assets resulting from operations	5,888,128	13,484,761
Decrease in net assets from capital stock activity	(6,884,878)	(8,886,997)
Total increase (decrease) in net assets	(996,750)	4,597,764
Net assets at beginning of year	83,772,942	79,175,178
Net assets at end of year	$82,776,192	$83,772,942

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	80,979	1,724,716	117,208	2,821,393
Redemptions	(92,412)	(2,015,631)	(95,021)	(2,287,938)
Net increase (decrease)	(11,433)	(290,915)	22,187	533,455
Class 2
Subscriptions	170,210	3,457,019	96,853	2,262,267
Redemptions	(163,785)	(3,637,796)	(155,847)	(3,636,912)
Net increase (decrease)	6,425	(180,777)	(58,994)	(1,374,645)
Class 3
Subscriptions	31,271	681,424	28,491	675,506
Redemptions	(342,975)	(7,094,610)	(369,227)	(8,721,313)
Net decrease	(311,704)	(6,413,186)	(340,736)	(8,045,807)
Total net decrease	(316,712)	(6,884,878)	(377,543)	(8,886,997)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

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Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$25.02	0.11	2.19	2.30
Year Ended 12/31/2019	$21.25	0.16	3.61	3.77
Year Ended 12/31/2018	$24.31	0.11	(3.17)	(3.06)
Year Ended 12/31/2017	$21.65	(0.02)	2.68	2.66
Year Ended 12/31/2016	$19.00	0.00(c)	2.65	2.65
Class 2
Year Ended 12/31/2020	$24.44	0.05	2.13	2.18
Year Ended 12/31/2019	$20.81	0.10	3.53	3.63
Year Ended 12/31/2018	$23.87	0.05	(3.11)	(3.06)
Year Ended 12/31/2017	$21.30	0.04	2.53	2.57
Year Ended 12/31/2016	$18.74	(0.04)	2.60	2.56
Class 3
Year Ended 12/31/2020	$24.74	0.08	2.16	2.24
Year Ended 12/31/2019	$21.04	0.14	3.56	3.70
Year Ended 12/31/2018	$24.10	0.08	(3.14)	(3.06)
Year Ended 12/31/2017	$21.48	0.06	2.56	2.62
Year Ended 12/31/2016	$18.87	(0.02)	2.63	2.61

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$27.32	9.19%	1.09%	0.86%	0.49%	28%	$4,360
Year Ended 12/31/2019	$25.02	17.74%	1.05%	0.88%	0.68%	21%	$4,280
Year Ended 12/31/2018	$21.25	(12.59%)	1.04%	0.88%	0.43%	13%	$3,163
Year Ended 12/31/2017	$24.31	12.29%	1.02%	0.89%	(0.09%)	23%	$4,111
Year Ended 12/31/2016	$21.65	13.95%	1.00%(d)	0.91%(d)	0.02%	32%	$16,013
Class 2
Year Ended 12/31/2020	$26.62	8.92%	1.34%	1.11%	0.25%	28%	$29,417
Year Ended 12/31/2019	$24.44	17.44%	1.30%	1.13%	0.44%	21%	$26,851
Year Ended 12/31/2018	$20.81	(12.82%)	1.29%	1.13%	0.20%	13%	$24,086
Year Ended 12/31/2017	$23.87	12.06%	1.29%	1.14%	0.19%	23%	$28,050
Year Ended 12/31/2016	$21.30	13.66%	1.27%(d)	1.16%(d)	(0.22%)	32%	$25,233
Class 3
Year Ended 12/31/2020	$26.98	9.05%	1.21%	0.99%	0.37%	28%	$48,999
Year Ended 12/31/2019	$24.74	17.59%	1.18%	1.00%	0.57%	21%	$52,643
Year Ended 12/31/2018	$21.04	(12.70%)	1.17%	1.01%	0.33%	13%	$51,927
Year Ended 12/31/2017	$24.10	12.20%	1.16%	1.02%	0.25%	23%	$67,684
Year Ended 12/31/2016	$21.48	13.83%	1.14%(d)	1.03%(d)	(0.10%)	32%	$71,355
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
20	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Transactions with affiliates
For the year ended December 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $4,404,590 and $2,204,052, respectively. The sale transactions resulted in a net realized gain of $1,587,474.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.08% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.85%	0.88%
Class 2	1.10	1.13
Class 3	0.975	1.005
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $19,144,847 and $26,029,771, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such
22	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 80.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
26	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
30	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020	31

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
32	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2020

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Columbia Variable Portfolio – Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6484 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Emerging Markets Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Emerging Markets Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Emerging Markets Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2012
Robert Cameron
Portfolio Manager
Managed Fund since 2012
Young Kim
Portfolio Manager
Managed Fund since 2015
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
Derek Lin
Portfolio Manager
Managed Fund since January 2020
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Years	5 Years	10 Years
Class 1	05/03/10	33.61	16.39	5.98
Class 2	05/03/10	33.31	16.09	5.72
Class 3	05/01/00	33.51	16.24	5.85
MSCI Emerging Markets Index (Net)		18.31	12.81	3.63
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	13.3
Consumer Discretionary	23.4
Consumer Staples	2.8
Energy	3.4
Financials	18.1
Health Care	6.1
Industrials	5.8
Information Technology	24.6
Materials	1.8
Real Estate	0.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2020)
Argentina	1.5
Brazil	9.4
Canada	0.5
China	31.5
Cyprus	0.8
Hong Kong	3.3
Hungary	1.8
India	11.6
Indonesia	4.2
Kazakhstan	0.3
Philippines	1.0
Poland	1.2
Russian Federation	5.1
South Africa	2.3
South Korea	13.6
Taiwan	10.0
Thailand	1.6
United States(a)	0.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 35.95% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 33.31%. The Fund’s benchmark, the MSCI Emerging Markets Index (Net), returned 18.31% during the period.
Market overview
Emerging markets, along with global equities more broadly, endured a sharp sell-off toward the end of the first quarter of 2020, with the MSCI Emerging Markets Index (Net) declining by more than 15% in March. Initial optimism surrounding the signing of the U.S.-China phase one trade deal was offset by the COVID-19 pandemic, as investors feared the economic implications of containment measures and social distancing. In response to the crisis, governments and central banks engaged in extraordinary fiscal stimulus and monetary easing efforts, highlighted by the U.S. Federal Reserve (Fed) slashing short-term interest rates to zero.
Emerging market equities rebounded in the second quarter of the year, with sentiment driven by central bank stimulus efforts, the gradual re-opening of economies and early signs of progress in the search for a vaccine against COVID-19. A rebound in oil prices provided a further tailwind. As the year progressed, the emerging markets outlook was supported by increasing economic activity, the prospect of further stimulus measures, signals from the Fed that it would keep short-term interest rates anchored near zero indefinitely, and a weaker U.S. dollar. However, rising COVID-19 cases globally and speculation over a possible disputed outcome to the U.S. presidential election drove bouts of volatility.
Emerging markets were buoyed in November as the U.S. election produced a clear outcome, removing a source of uncertainty and increasing the likelihood of additional stimulus. This was followed shortly by news of positive results for a pair of COVID-19 vaccines, raising the prospect of a return to normal economic activity in 2021. The dollar continued to weaken, supporting a continuation of positive corporate earnings trends across emerging markets.
For the 12-month period, the Asian markets of Korea, Taiwan and China led emerging markets performance, as the region was the first to contain the coronavirus and return to relatively normal economic activity. In addition, the region was supported as The People’s Bank of China implemented strong stimulus measures, including adding to the money supply via reverse repurchase agreements and lowering the reserve requirement for banks. Latin America returns trailed within the benchmark, with Brazil in sharply negative territory for the period on fiscal concerns and lagging virus containment measures; Russia and Thailand were other significant benchmark constituents that finished with double-digit negative returns.
The Fund’s notable contributors during the period
•	In keeping with our bottom-up philosophy, individual stock selection was the primary factor in the Fund’s outperformance relative to the benchmark.
•	In sector terms, selection was notably strong within communication services, information technology and consumer staples, and lagged only within consumer discretionary.
•	In country terms, selection was most notably positive within China, followed by Taiwan, Brazil, Russia, India and Korea.
•	With respect to individual holdings, leading positive contributors included a number of companies that benefited from the stay-at-home theme seen over much of the year. Within consumer discretionary, ecommerce firms MercadoLibre (Argentina), JD (China) and Magazine Luiza (Brazil) highlighted positive contributions, along with Brazilian digital health services provider Afya.
•	Chinese sports footwear manufacturer Li-Ning also outperformed within the sector, as the company reported strong results driven by brand strength and improving efficiency.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	Within communication services, Tencent, the Chinese conglomerate with leading franchises in online gaming, advertising and e-commerce, led contributions, benefiting from strong gaming revenue and its third-party data management program, despite softer mobile payment revenues.
•	Sea, a Singapore-based company offering information technology services to customers worldwide, also performed well driven by its gaming and e-commerce products.
•	Finally, Yandex operates an internet search engine in Russia and benefited as well from the stay-at-home economy. Shares were further boosted by optimism surrounding the buyback of Uber’s stake in Yandex.Taxi as the company moves to develop artificial intelligence for use in driverless cars.
•	Other leading contributors included Chinese software developer Kingdee International Software within information technology, which reported strong earnings driven by robust cloud revenue growth.
•	Within health care, Chinese biopharmaceutical firm WuXi Biologics performed well given strong business momentum and capacity expansion as well as an improving outlook for its vaccine and engineered antibody businesses.
The Fund’s notable detractors during the period
•	An overweight to Brazil was the biggest constraint on relative returns, and a number of the leading individual detractors came from within the Fund’s Brazil allocation including fast food retailer BK Brasil and clothing retailer C&A Modas SA within consumer discretionary.
•	Within industrials, Brazilian airline Azul saw its share price suffer due to the impact COVID-19 had on passenger air travel.
•	In sector terms, several of the holdings that weighed the most on returns came from within financials given the economic weakness and low interest rates seen in the period, including OTP Bank (Hungary) Bank Central Asia (Indonesia) and Bank Rakyat (Indonesia).
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,394.00	1,019.41	6.86	5.79	1.14
Class 2	1,000.00	1,000.00	1,392.90	1,018.15	8.36	7.05	1.39
Class 3	1,000.00	1,000.00	1,393.90	1,018.75	7.64	6.44	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.9%
Issuer	Shares	Value ($)
Argentina 1.5%
Globant SA(a)	9,462	2,059,026
MercadoLibre, Inc.(a)	2,989	5,007,232
Total		7,066,258
Brazil 7.7%
Afya Ltd., Class A(a)	139,806	3,537,092
Arco Platform Ltd., Class A(a)	48,375	1,716,829
Banco BTG Pactual SA	207,284	3,751,241
BK Brasil Operacao e Assessoria a Restaurantes SA	571,669	1,199,644
Hapvida Participacoes e Investimentos SA	417,000	1,225,101
Itaú Unibanco Holding SA, ADR	378,119	2,302,745
Localiza Rent a Car SA	279,526	3,710,546
Lojas Renner SA	212,340	1,779,924
Magazine Luiza SA	930,292	4,468,597
Notre Dame Intermedica Participacoes SA	148,400	2,238,199
Pagseguro Digital Ltd., Class A(a)	53,225	3,027,438
Stone Co., Ltd., Class A(a)	42,687	3,582,293
XP, Inc., Class A(a)	86,406	3,427,726
Total		35,967,375
Canada 0.5%
Parex Resources, Inc.(a)	178,307	2,454,190
China 31.7%
Alibaba Group Holding Ltd., ADR(a)	128,066	29,804,800
BeiGene Ltd., ADR(a)	5,578	1,441,299
Burning Rock Biotech Ltd., ADR(a)	43,259	999,283
China Animal Healthcare Ltd.(a),(b),(c)	4,603,000	1
China Resources Mixc Lifestyle Services Ltd.(a),(d)	60,496	280,535
Country Garden Services Holdings Co., Ltd.	1,003,000	6,785,860
Everest Medicines Ltd.(a)	172,000	1,502,028
Glodon Co., Ltd., Class A	147,400	1,776,960
Hangzhou Robam Appliances Co., Ltd., Class A	337,700	2,107,437
JD.com, Inc., ADR(a)	110,205	9,687,019
Kingdee International Software Group Co., Ltd.(a)	834,000	3,404,854
Kweichow Moutai Co., Ltd., Class A	12,700	3,881,104
Li Ning Co., Ltd.	897,500	6,175,836
Midea Group Co., Ltd., Class A	244,200	3,677,752
NetEase, Inc., ADR	36,048	3,452,317
Common Stocks (continued)
Issuer	Shares	Value ($)
New Oriental Education & Technology Group, Inc., ADR(a)	20,253	3,763,210
Ping An Insurance Group Co. of China Ltd., Class H	370,500	4,508,843
Shenzhou International Group Holdings Ltd.	242,600	4,754,536
Silergy Corp.	38,000	3,270,344
Skshu Paint Co., Ltd.	104,095	2,411,884
TAL Education Group, ADR(a)	65,434	4,679,185
Tencent Holdings Ltd.	447,801	32,220,983
WuXi AppTec Co., Ltd., Class H	258,916	5,079,214
WuXi Biologics Cayman, Inc.(a),(d)	676,500	8,971,299
Xpeng, Inc., ADR(a)	89,275	3,823,648
Total		148,460,231
Cyprus 0.8%
Ozon Holdings PLC, ADR(a)	41,704	1,726,963
TCS Group Holding PLC, GDR(d)	57,736	1,899,598
Total		3,626,561
Hong Kong 3.3%
AIA Group Ltd.	394,400	4,806,206
China Resources Cement Holdings Ltd.	2,496,000	2,787,869
Galaxy Entertainment Group Ltd.	231,000	1,798,229
Techtronic Industries Co., Ltd.	420,000	6,003,239
Total		15,395,543
Hungary 1.7%
OTP Bank Nyrt(a)	142,828	6,436,483
Richter Gedeon Nyrt	70,265	1,763,342
Total		8,199,825
India 11.7%
Apollo Hospitals Enterprise Ltd.	88,371	2,915,962
Asian Paints Ltd.	84,182	3,188,672
AU Small Finance Bank Ltd.(a)	141,042	1,648,604
Avenue Supermarts Ltd.(a)	79,608	3,016,042
Bajaj Finance Ltd.	47,236	3,429,585
Balkrishna Industries Ltd.	87,675	1,978,923
Divi’s Laboratories Ltd.	22,907	1,204,730
Dixon Technologies India Ltd.	10,494	1,935,854
Eicher Motors Ltd.	51,917	1,801,013
HDFC Bank Ltd., ADR(a)	91,119	6,584,259
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
HDFC Life Insurance Co., Ltd.(a)	299,076	2,776,320
InterGlobe Aviation Ltd.(a)	76,443	1,806,682
Jubilant Foodworks Ltd.	39,053	1,494,683
Kotak Mahindra Bank Ltd.(a)	200,981	5,492,944
Mindtree Ltd.	88,035	2,004,752
Reliance Industries Ltd.	338,996	9,223,720
SBI Cards & Payment Services Ltd.	144,880	1,688,859
Tech Mahindra Ltd.	182,700	2,441,876
Total		54,633,480
Indonesia 4.2%
PT Ace Hardware Indonesia Tbk	19,859,100	2,427,247
PT Bank BTPN Syariah Tbk	8,073,600	2,156,488
PT Bank Central Asia Tbk	3,345,100	8,063,463
PT Bank Rakyat Indonesia Persero Tbk	24,067,800	7,155,440
Total		19,802,638
Kazakhstan 0.3%
Kaspi.KZ JSC, ADR(a),(b),(c),(d)	22,645	1,519,480
Philippines 1.0%
Ayala Land, Inc.	3,804,500	3,241,828
BDO Unibank, Inc.	724,250	1,612,514
Total		4,854,342
Poland 1.2%
Allegro.eu SA(a)	56,044	1,270,693
Dino Polska SA(a)	55,664	4,316,942
Total		5,587,635
Russian Federation 5.1%
Detsky Mir PJSC	1,212,744	2,225,675
Lukoil PJSC, ADR	65,966	4,486,547
Mail.Ru Group Ltd., GDR(a),(d)	50,788	1,331,030
Sberbank of Russia PJSC, ADR	426,093	6,160,550
Yandex NV, Class A(a)	142,257	9,898,242
Total		24,102,044
South Africa 2.3%
AVI Ltd.	215,454	1,075,244
Capitec Bank Holdings Ltd.(a)	32,824	3,210,031
Clicks Group Ltd.	57,861	994,878
Naspers Ltd., Class N	27,969	5,727,344
Total		11,007,497
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 12.2%
Ecopro BM Co., Ltd.	11,844	1,859,417
Kakao Corp.(a)	10,309	3,699,081
NAVER Corp.(a)	16,035	4,322,543
Pearl Abyss Corp.(a)	8,528	2,044,897
Samsung Electro-Mechanics Co., Ltd.(a)	37,603	6,175,290
Samsung Electronics Co., Ltd.	317,357	23,698,799
Samsung SDI Co., Ltd.(a)	8,654	5,015,407
SK Hynix, Inc.(a)	95,145	10,392,546
Total		57,207,980
Taiwan 10.1%
Delta Electronics	309,000	2,897,785
MediaTek, Inc.	273,000	7,280,168
Sea Ltd. ADR(a)	28,341	5,641,276
Taiwan Semiconductor Manufacturing Co., Ltd.	1,556,838	29,451,440
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	17,527	1,911,144
Total		47,181,813
Thailand 1.6%
Mega Lifesciences PCL, Foreign Registered Shares	1,006,400	1,197,139
Muangthai Capital PCL, Foreign Registered Shares	2,098,000	4,120,394
Tisco Financial Group PCL, Foreign Registered Shares	750,100	2,212,510
Total		7,530,043
Total Common Stocks (Cost $251,159,449)		454,596,935

Preferred Stocks 3.3%
Issuer	Shares	Value ($)
Brazil 1.8%
Azul SA(a)	909,233	6,879,377
Lojas Americanas SA	271,095	1,372,124
Total		8,251,501
South Korea 1.5%
Samsung Electronics Co., Ltd.	104,067	7,059,589
Total Preferred Stocks (Cost $8,399,602)		15,311,090

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(e),(f)	1,289,762	1,289,633
Total Money Market Funds (Cost $1,289,633)		1,289,633
Total Investments in Securities (Cost $260,848,684)		471,197,658
Other Assets & Liabilities, Net		(2,314,646)
Net Assets		$468,883,012
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2020, the total value of these securities amounted to $1,519,481, which represents 0.32% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $14,001,942, which represents 2.99% of total net assets.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	1,091,846	75,936,043	(75,738,256)	—	1,289,633	(863)	19,000	1,289,762
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	7,066,258	—	—	7,066,258
Brazil	35,967,375	—	—	35,967,375
Canada	2,454,190	—	—	2,454,190
China	57,650,761	90,809,469	1	148,460,231
Cyprus	1,726,963	1,899,598	—	3,626,561
Hong Kong	—	15,395,543	—	15,395,543
Hungary	—	8,199,825	—	8,199,825
India	6,584,259	48,049,221	—	54,633,480
Indonesia	—	19,802,638	—	19,802,638
Kazakhstan	—	—	1,519,480	1,519,480
Philippines	—	4,854,342	—	4,854,342
Poland	—	5,587,635	—	5,587,635
Russian Federation	9,898,242	14,203,802	—	24,102,044
South Africa	—	11,007,497	—	11,007,497
South Korea	—	57,207,980	—	57,207,980
Taiwan	7,552,420	39,629,393	—	47,181,813
Thailand	—	7,530,043	—	7,530,043
Total Common Stocks	128,900,468	324,176,986	1,519,481	454,596,935
Preferred Stocks
Brazil	8,251,501	—	—	8,251,501
South Korea	—	7,059,589	—	7,059,589
Total Preferred Stocks	8,251,501	7,059,589	—	15,311,090
Money Market Funds	1,289,633	—	—	1,289,633
Total Investments in Securities	138,441,602	331,236,575	1,519,481	471,197,658
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	11

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $259,559,051)	$469,908,025
Affiliated issuers (cost $1,289,633)	1,289,633
Foreign currency (cost $72,925)	73,984
Receivable for:
Investments sold	69,650
Capital shares sold	107,217
Dividends	400,503
Foreign tax reclaims	44,450
Expense reimbursement due from Investment Manager	705
Prepaid expenses	2,227
Total assets	471,896,394
Liabilities
Due to custodian	69,919
Payable for:
Investments purchased	115,982
Capital shares purchased	520,566
Foreign capital gains taxes deferred	2,131,683
Management services fees	14,072
Distribution and/or service fees	1,272
Service fees	14,690
Compensation of board members	97,359
Compensation of chief compliance officer	85
Other expenses	47,754
Total liabilities	3,013,382
Net assets applicable to outstanding capital stock	$468,883,012
Represented by
Paid in capital	244,203,901
Total distributable earnings (loss)	224,679,111
Total - representing net assets applicable to outstanding capital stock	$468,883,012
Class 1
Net assets	$171,260,996
Shares outstanding	7,819,852
Net asset value per share	$21.90
Class 2
Net assets	$75,521,708
Shares outstanding	3,486,868
Net asset value per share	$21.66
Class 3
Net assets	$222,100,308
Shares outstanding	10,189,971
Net asset value per share	$21.80
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$4,588,213
Dividends — affiliated issuers	19,000
Foreign taxes withheld	(548,736)
Total income	4,058,477
Expenses:
Management services fees	4,110,742
Distribution and/or service fees
Class 2	141,977
Class 3	228,065
Service fees	146,180
Compensation of board members	26,594
Custodian fees	129,486
Printing and postage fees	52,668
Audit fees	52,166
Legal fees	11,980
Line of credit interest	70
Interest on interfund lending	66
Compensation of chief compliance officer	70
Other	63,757
Total expenses	4,963,821
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(330,239)
Total net expenses	4,633,582
Net investment loss	(575,105)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	17,701,681
Investments — affiliated issuers	(863)
Foreign currency translations	(279,500)
Net realized gain	17,421,318
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	102,570,366
Foreign currency translations	(4,110)
Foreign capital gains tax	(1,592,542)
Net change in unrealized appreciation (depreciation)	100,973,714
Net realized and unrealized gain	118,395,032
Net increase in net assets resulting from operations	$117,819,927
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income (loss)	$(575,105)	$2,113,726
Net realized gain	17,421,318	45,669,111
Net change in unrealized appreciation (depreciation)	100,973,714	69,808,528
Net increase in net assets resulting from operations	117,819,927	117,591,365
Distributions to shareholders
Net investment income and net realized gains
Class 1	(17,184,859)	(26,087,312)
Class 2	(7,093,772)	(6,027,058)
Class 3	(23,201,660)	(22,829,330)
Total distributions to shareholders	(47,480,291)	(54,943,700)
Increase (decrease) in net assets from capital stock activity	12,189,849	(89,133,388)
Increase from payment by affiliate (Note 6)	—	60,297
Total increase (decrease) in net assets	82,529,485	(26,425,426)
Net assets at beginning of year	386,353,527	412,778,953
Net assets at end of year	$468,883,012	$386,353,527

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	874,539	14,585,879	919,675	16,368,248
Distributions reinvested	1,105,769	17,184,859	1,536,064	26,087,312
Redemptions	(1,220,287)	(21,626,925)	(7,408,003)	(132,819,774)
Net increase (decrease)	760,021	10,143,813	(4,952,264)	(90,364,214)
Class 2
Subscriptions	524,846	9,534,366	290,665	5,100,547
Distributions reinvested	459,958	7,093,772	358,193	6,027,058
Redemptions	(471,860)	(8,007,169)	(290,573)	(5,055,087)
Net increase	512,944	8,620,969	358,285	6,072,518
Class 3
Subscriptions	118,035	2,077,123	47,344	839,010
Distributions reinvested	1,497,424	23,201,660	1,349,242	22,829,330
Redemptions	(1,825,799)	(31,853,716)	(1,622,581)	(28,510,032)
Net decrease	(210,340)	(6,574,933)	(225,995)	(4,841,692)
Total net increase (decrease)	1,062,625	12,189,849	(4,819,974)	(89,133,388)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

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Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$18.98	(0.01)	5.36	5.35	(0.12)	(2.31)	(2.43)
Year Ended 12/31/2019	$16.38	0.09	4.79	4.88	(0.04)	(2.25)	(2.29)
Year Ended 12/31/2018	$21.04	0.14	(4.67)	(4.53)	(0.13)	—	(0.13)
Year Ended 12/31/2017	$14.29	0.05	6.73	6.78	(0.03)	—	(0.03)
Year Ended 12/31/2016	$13.61	0.03	0.67	0.70	(0.02)	—	(0.02)
Class 2
Year Ended 12/31/2020	$18.78	(0.05)	5.32	5.27	(0.08)	(2.31)	(2.39)
Year Ended 12/31/2019	$16.26	0.06	4.73	4.79	(0.02)	(2.25)	(2.27)
Year Ended 12/31/2018	$20.84	0.06	(4.59)	(4.53)	(0.05)	—	(0.05)
Year Ended 12/31/2017	$14.17	0.01	6.66	6.67	(0.00)(f)	—	(0.00)(f)
Year Ended 12/31/2016	$13.53	0.02	0.63	0.65	(0.01)	—	(0.01)
Class 3
Year Ended 12/31/2020	$18.89	(0.03)	5.35	5.32	(0.10)	(2.31)	(2.41)
Year Ended 12/31/2019	$16.33	0.08	4.76	4.84	(0.03)	(2.25)	(2.28)
Year Ended 12/31/2018	$20.96	0.09	(4.63)	(4.54)	(0.09)	—	(0.09)
Year Ended 12/31/2017	$14.24	0.03	6.71	6.74	(0.02)	—	(0.02)
Year Ended 12/31/2016	$13.58	0.04	0.63	0.67	(0.01)	—	(0.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(f)	Rounds to zero.
(g)	The Fund received a payment from an affiliate which had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

Financial Highlights  (continued)
	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	—	$21.90	33.61%	1.23%(c),(d)	1.14%(c),(d)	(0.05%)	26%	$171,261
Year Ended 12/31/2019	0.01	$18.98	31.50%(e)	1.22%(c)	1.17%(c)	0.53%	26%	$133,990
Year Ended 12/31/2018	—	$16.38	(21.62%)	1.20%(c)	1.20%(c)	0.70%	41%	$196,720
Year Ended 12/31/2017	—	$21.04	47.51%	1.25%(d)	1.24%(d)	0.31%	43%	$457,065
Year Ended 12/31/2016	—	$14.29	5.13%	1.29%(d)	1.27%(d)	0.25%	74%	$408,360
Class 2
Year Ended 12/31/2020	—	$21.66	33.31%	1.48%(c),(d)	1.39%(c),(d)	(0.30%)	26%	$75,522
Year Ended 12/31/2019	0.00(f)	$18.78	31.13%(g)	1.47%(c)	1.42%(c)	0.33%	26%	$55,859
Year Ended 12/31/2018	—	$16.26	(21.78%)	1.47%(c)	1.46%(c)	0.33%	41%	$42,531
Year Ended 12/31/2017	—	$20.84	47.10%	1.50%(d)	1.48%(d)	0.04%	43%	$46,421
Year Ended 12/31/2016	—	$14.17	4.81%	1.54%(d)	1.52%(d)	0.14%	74%	$21,331
Class 3
Year Ended 12/31/2020	—	$21.80	33.51%	1.35%(c),(d)	1.27%(c),(d)	(0.18%)	26%	$222,100
Year Ended 12/31/2019	0.00(f)	$18.89	31.29%(g)	1.34%(c)	1.29%(c)	0.45%	26%	$196,505
Year Ended 12/31/2018	—	$16.33	(21.73%)	1.34%(c)	1.33%(c)	0.44%	41%	$173,529
Year Ended 12/31/2017	—	$20.96	47.34%	1.37%(d)	1.36%(d)	0.18%	43%	$244,408
Year Ended 12/31/2016	—	$14.24	4.97%	1.42%(d)	1.40%(d)	0.26%	74%	$183,897
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 1.10% of the Fund’s average daily net assets.
20	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual July 1, 2020 through April 30, 2021
Class 1	1.14%
Class 2	1.39
Class 3	1.265
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
The Fund had a voluntary expense reimbursement arrangement from May 1, 2020 to June 30, 2020. Prior to May 1, 2020, the Fund had a contractual expense reimbursement arrangement. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign capital gains tax, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,605,445	(1,605,445)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,136,081	45,344,210	47,480,291	845,460	54,098,240	54,943,700
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,405,469	15,691,758	—	206,809,321
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
264,388,337	215,312,334	(8,503,013)	206,809,321
22	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $98,211,123 and $134,304,983, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Payments by affiliates
During the year ended December 31, 2019, the Fund booked a receivable of $60,297 from Columbia Management as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in Increase from payment by affiliate on the Statement of Changes in Net Assets.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	542,857	0.62	7
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
For the year ended December 31, 2020, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
1,200,000	2.09	1
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at December 31, 2020.
Note 10. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in
24	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. The public health crises caused by the COVID-19 outbreak have exacerbated political and diplomatic tensions between the United States and China, which could adversely affect international trade and the value of the Fund’s portfolio securities. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 99.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Emerging Markets Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	27

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
0.07%	$16,518,286	$738,320	$0.03	$4,777,797	$0.22
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2021.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
28	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
34	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2020

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Columbia Variable Portfolio – Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-2000 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Disciplined Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Disciplined Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Disciplined Core Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with capital appreciation.
Portfolio management
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	14.12	13.03	13.19
Class 2	05/03/10	13.85	12.75	12.91
Class 3	10/13/81	13.98	12.89	13.05
S&P 500 Index		18.40	15.22	13.88
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten calendar years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	10.3
Consumer Discretionary	12.1
Consumer Staples	6.4
Energy	2.1
Financials	10.6
Health Care	13.9
Industrials	8.8
Information Technology	28.1
Materials	2.8
Real Estate	2.3
Utilities	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 73.38% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares gained 13.85%. The Fund produced solid double-digit absolute gains but underperformed the S&P 500 Index, which rose 18.40%.
Market overview
In the first months of 2020, global financial markets were battered by news concerning the spread of COVID-19. Before the last full week of March, the S&P 500 Index had declined by approximately 30% since hitting its peak on February 19. For the first quarter overall, the S&P 500 Index fell 19.60%, even after moving sharply higher during a three-day rally in late March on news the U.S. federal government had passed a massive $2.2 trillion stimulus bill. Additionally, the U.S. Federal Reserve (the Fed) took swift and substantial action as did other central banks around the world. The Fed announced “unlimited” quantitative easing and enormous support for credit markets and reduced its targeted federal funds rate to zero. As expected, the impact of the pandemic included a significant rise in U.S. unemployment.
U.S. equities then rose in the subsequent three quarters of the annual period, reflecting the strong rebound in investor sentiment from the fear-driven market of the first quarter. However, in September 2020, the U.S. equity markets declined. Headwinds included an unwinding of extended valuations, delays to additional fiscal stimulus, uncertainty around the then-upcoming U.S. presidential elections, and the threat of a second wave of COVID-19 and its accompanying lockdowns. The sell-off, which continued in October, was marked by increased volatility. November and December 2020 saw a robust rally in U.S. equity markets on positive COVID-19 vaccine news. Also, a contested U.S. presidential election was officially resolved in mid-December when the electoral college confirmed Joe Biden’s victory, removing a source of uncertainty that had weighed on the markets. Equity markets also floated higher in the last few days of the fourth quarter on the hopes and then delivery of a fifth round of fiscal stimulus from Washington, D.C. Investors were further cheered by indications the Fed would keep interest rates near zero indefinitely. Even adverse headlines, including another round of lockdowns and the emergence of a new COVID-19 strain, did little to diminish investors’ enthusiasm.
For the annual period overall, growth strategies significantly outperformed value strategies across the capitalization spectrum, although the value style outperformed growth in the fourth quarter of 2020 in a reversal of a trend that had lasted for 13 of the last 14 quarters, with the exception being the fourth quarter of 2018. Large-cap stocks modestly outperformed their smaller cap counterparts. The Russell 1000® Index returned 20.96% compared to the 19.96% return of the Russell 2000® Index for the annual period. Stocks characterized by high momentum, high growth and high profitability were also in favor during the annual period. Conversely, high earnings yield and deep value characteristics detracted during the annual period.
We divide the metrics for our stock selection model into three broad categories — quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the stock selection model’s performance was negative overall. While the quality and catalyst themes performed well, they were more than offset by the strong negative guidance of the value theme. Of our 22 industry-specific models, 12 underperformed the S&P 500 Index, with industrials-transportation, information technology-semiconductors and health care-products detracting most. Consumer discretionary-autos & durables, industrials-capital goods and health care-services were the biggest positive contributors during the annual period.
The Fund’s notable detractors during the period
•	As usual, the Fund maintained a relatively neutral stance on sector allocation, although sector allocation did detract, albeit modestly, from relative performance during the annual period. Stock selection overall detracted most from the Fund’s performance relative to the S&P 500 Index.
•	Stock selection in the information technology sector was the primary detractor from the Fund’s relative performance, followed at some distance by consumer staples and health care.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	Among the individual stocks detracting most from relative performance were semiconductor bellwether Intel and domestic airline Southwest Airlines.
○	Intel’s shares fell, as the company was plagued during the annual period by production process delays and a drop in data center sales. The portfolio’s overweight in Intel was established based on strong value and catalyst metrics, but the models provided negative stock selection guidance.
○	Southwest Airlines, like others in the industry, suffered, as both leisure and business air traffic demand cratered due to the COVID-19 pandemic. While its shares recovered a bit since mid-year 2020, they ended down for the year. The portfolio’s overweight in Southwest Airlines was established based on our value and quality themes, but the models delivered negative guidance.
•	Having an underweight in information technology giant Apple also detracted. Shares of Apple enjoyed robust gains during the annual period on heightened demand amid the work-at-home, stay-at-home lifestyle many have been experiencing since the outbreak of the COVID-19 pandemic. The portfolio’s underweight in Apple, however, was due to stock selection guidance by our value theme, which indicated the company’s stock had grown expensive. We maintained an underweight but did increase the Fund’s position in Apple later in the annual period.
The Fund’s notable contributors during the period
•	Stock selection in the real estate, communication services and financials sectors contributed most positively to the Fund’s relative performance during the annual period.
•	Among the Fund’s greatest individual positive contributors were QUALCOMM, which operates as a multinational semiconductor and telecommunications equipment company, and Fortinet, which provides network security software and systems services.
○	QUALCOMM’s shares rallied during the annual period due to strong handset demand for cellphones and its exposure to 5G technology adoption. The portfolio’s overweight to QUALCOMM was held based on high scores from all three of our stock selection themes — quality, catalyst and value.
○	Shares of Fortinet rose on the company’s reports of solid earnings that beat consensus estimates throughout the annual period. The cybersecurity firm’s stock also rallied after a prominent Russian cyberattack, targeting government agencies and corporations, made headlines. The portfolio’s overweight in Fortinet was favored by all three of our models, which delivered effective stock selection guidance.
•	Having an underweight position in integrated energy company Exxon Mobil also contributed positively to the Fund’s relative results during the annual period. Exxon Mobil’s shares fell significantly, as did virtually all energy stocks, as both lower demand globally amid the COVID-19 pandemic and the supply shock caused by the Russia-OPEC production war early in the calendar year drove a plunge in crude oil prices. The decision to underweight the position in Exxon Mobil was due primarily to a strong negative catalyst score and, to a lesser degree, to neutral to slightly negative guidance provided by our quality and value themes.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,173.50	1,021.82	3.61	3.35	0.66
Class 2	1,000.00	1,000.00	1,171.90	1,020.56	4.97	4.62	0.91
Class 3	1,000.00	1,000.00	1,172.70	1,021.17	4.31	4.01	0.79
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Communication Services 10.2%
Diversified Telecommunication Services 0.9%
Verizon Communications, Inc.	725,440	42,619,600
Entertainment 2.2%
Activision Blizzard, Inc.	319,000	29,619,150
Electronic Arts, Inc.	571,100	82,009,960
Total		111,629,110
Interactive Media & Services 6.8%
Alphabet, Inc., Class A(a)	126,200	221,183,168
Facebook, Inc., Class A(a)	448,000	122,375,680
Total		343,558,848
Media 0.3%
Interpublic Group of Companies, Inc. (The)	696,000	16,369,920
Total Communication Services		514,177,478
Consumer Discretionary 11.9%
Automobiles 0.7%
Tesla Motors, Inc.(a)	47,400	33,448,758
Hotels, Restaurants & Leisure 1.2%
Darden Restaurants, Inc.	158,900	18,928,168
Domino’s Pizza, Inc.	11,900	4,563,174
Hilton Worldwide Holdings, Inc.	323,900	36,037,114
Total		59,528,456
Household Durables 1.2%
Newell Brands, Inc.	415,600	8,823,188
PulteGroup, Inc.	1,266,600	54,615,792
Total		63,438,980
Internet & Direct Marketing Retail 3.8%
Amazon.com, Inc.(a)	50,100	163,172,193
Etsy, Inc.(a)	172,000	30,600,520
Total		193,772,713
Multiline Retail 1.7%
Target Corp.	475,600	83,957,668
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 3.1%
Best Buy Co., Inc.	618,300	61,700,157
Home Depot, Inc. (The)	79,400	21,090,228
Lowe’s Companies, Inc.	447,300	71,796,123
Total		154,586,508
Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc.	693,300	10,108,314
Total Consumer Discretionary		598,841,397
Consumer Staples 6.3%
Food & Staples Retailing 1.5%
Kroger Co. (The)	2,370,300	75,280,728
Food Products 0.6%
General Mills, Inc.	383,800	22,567,440
Kraft Heinz Co. (The)	193,300	6,699,778
Total		29,267,218
Household Products 1.6%
Kimberly-Clark Corp.	292,850	39,484,966
Procter & Gamble Co. (The)	305,400	42,493,356
Total		81,978,322
Tobacco 2.6%
Altria Group, Inc.	2,213,100	90,737,100
Philip Morris International, Inc.	490,200	40,583,658
Total		131,320,758
Total Consumer Staples		317,847,026
Energy 2.1%
Oil, Gas & Consumable Fuels 2.1%
Chevron Corp.	31,200	2,634,840
ConocoPhillips Co.	791,100	31,636,089
EOG Resources, Inc.	313,400	15,629,258
HollyFrontier Corp.	1,712,500	44,268,125
Valero Energy Corp.	170,300	9,633,871
Total		103,802,183
Total Energy		103,802,183
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 10.4%
Banks 3.9%
Citigroup, Inc.	1,753,700	108,133,142
Citizens Financial Group, Inc.	2,419,400	86,517,744
Total		194,650,886
Capital Markets 4.6%
BlackRock, Inc.	139,500	100,654,830
Morgan Stanley	656,200	44,969,386
S&P Global, Inc.	148,800	48,915,024
State Street Corp.	420,900	30,633,102
T. Rowe Price Group, Inc.	48,500	7,342,415
Total		232,514,757
Insurance 1.9%
Allstate Corp. (The)	845,000	92,890,850
MetLife, Inc.	114,800	5,389,860
Total		98,280,710
Total Financials		525,446,353
Health Care 13.7%
Biotechnology 2.1%
AbbVie, Inc.	384,260	41,173,459
Alexion Pharmaceuticals, Inc.(a)	128,200	20,029,968
BioMarin Pharmaceutical, Inc.(a)	188,300	16,512,027
Vertex Pharmaceuticals, Inc.(a)	113,773	26,889,111
Total		104,604,565
Health Care Equipment & Supplies 3.2%
Abbott Laboratories	986,000	107,957,140
Dentsply Sirona, Inc.	405,470	21,230,409
Hologic, Inc.(a)	302,900	22,060,207
Medtronic PLC	67,600	7,918,664
Total		159,166,420
Health Care Providers & Services 3.1%
Cardinal Health, Inc.	272,600	14,600,456
DaVita, Inc.(a)	130,200	15,285,480
HCA Healthcare, Inc.	593,400	97,590,564
Humana, Inc.	74,300	30,483,061
Total		157,959,561
Life Sciences Tools & Services 0.7%
Thermo Fisher Scientific, Inc.	71,300	33,210,114
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 4.6%
Bristol-Myers Squibb Co.	930,300	57,706,509
Johnson & Johnson	840,000	132,199,200
Merck & Co., Inc.	541,500	44,294,700
Total		234,200,409
Total Health Care		689,141,069
Industrials 8.6%
Airlines 0.2%
Delta Air Lines, Inc.	151,000	6,071,710
Southwest Airlines Co.	139,600	6,506,756
Total		12,578,466
Building Products 0.5%
Fortune Brands Home & Security, Inc.	301,500	25,844,580
Construction & Engineering 1.0%
Quanta Services, Inc.	700,900	50,478,818
Electrical Equipment 1.9%
Eaton Corp. PLC	801,200	96,256,168
Machinery 2.3%
Deere & Co.	344,400	92,660,820
Parker-Hannifin Corp.	31,800	8,662,638
Pentair PLC	137,100	7,278,639
Snap-On, Inc.	42,700	7,307,678
Total		115,909,775
Professional Services 0.4%
Robert Half International, Inc.	332,500	20,774,600
Road & Rail 2.3%
CSX Corp.	253,000	22,959,750
Norfolk Southern Corp.	186,900	44,409,309
Union Pacific Corp.	225,900	47,036,898
Total		114,405,957
Total Industrials		436,248,364
Information Technology 27.6%
Communications Equipment 2.1%
Cisco Systems, Inc.	2,408,300	107,771,425

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 3.8%
MasterCard, Inc., Class A	388,200	138,564,108
VeriSign, Inc.(a)	258,380	55,913,432
Total		194,477,540
Semiconductors & Semiconductor Equipment 4.6%
Advanced Micro Devices, Inc.(a)	106,600	9,776,286
Broadcom, Inc.	260,100	113,884,785
Intel Corp.	1,506,400	75,048,848
KLA Corp.	127,400	32,985,134
Total		231,695,053
Software 10.8%
Adobe, Inc.(a)	155,100	77,568,612
Autodesk, Inc.(a)	334,400	102,105,696
Cadence Design Systems, Inc.(a)	75,900	10,355,037
Fortinet, Inc.(a)	585,500	86,964,315
Microsoft Corp.	1,195,300	265,858,626
Total		542,852,286
Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc.(b)	2,390,700	317,221,983
Total Information Technology		1,394,018,287
Materials 2.8%
Chemicals 1.3%
Dow, Inc.	633,200	35,142,600
LyondellBasell Industries NV, Class A	181,300	16,617,958
Mosaic Co. (The)	579,400	13,331,994
Total		65,092,552
Containers & Packaging 0.2%
International Paper Co.	198,000	9,844,560
Metals & Mining 1.3%
Newmont Corp.	955,400	57,218,906
Nucor Corp.	147,200	7,829,568
Total		65,048,474
Total Materials		139,985,586
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 2.2%
American Tower Corp.	132,640	29,772,374
Equinix, Inc.	42,300	30,209,814
Prologis, Inc.	207,500	20,679,450
Weyerhaeuser Co.	954,400	32,001,032
Total		112,662,670
Total Real Estate		112,662,670
Utilities 2.6%
Electric Utilities 1.7%
Exelon Corp.	543,200	22,933,904
NRG Energy, Inc.	1,679,000	63,046,450
Total		85,980,354
Independent Power and Renewable Electricity Producers 0.6%
AES Corp. (The)	1,230,500	28,916,750
Multi-Utilities 0.3%
DTE Energy Co.	56,900	6,908,229
Sempra Energy	74,800	9,530,268
Total		16,438,497
Total Utilities		131,335,601
Total Common Stocks (Cost $3,810,075,670)		4,963,506,014

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(c),(d)	79,410,569	79,402,628
Total Money Market Funds (Cost $79,402,628)		79,402,628
Total Investments in Securities (Cost: $3,889,478,298)		5,042,908,642
Other Assets & Liabilities, Net		(1,336,739)
Net Assets		5,041,571,903

At December 31, 2020, securities and/or cash totaling $9,792,522 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	509	03/2021	USD	95,406,960	2,517,171	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	58,345,246	746,133,456	(725,077,222)	1,148	79,402,628	26,560	220,036	79,410,569
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	514,177,478	—	—	514,177,478
Consumer Discretionary	598,841,397	—	—	598,841,397
Consumer Staples	317,847,026	—	—	317,847,026
Energy	103,802,183	—	—	103,802,183
Financials	525,446,353	—	—	525,446,353
Health Care	689,141,069	—	—	689,141,069
Industrials	436,248,364	—	—	436,248,364
Information Technology	1,394,018,287	—	—	1,394,018,287
Materials	139,985,586	—	—	139,985,586
Real Estate	112,662,670	—	—	112,662,670
Utilities	131,335,601	—	—	131,335,601
Total Common Stocks	4,963,506,014	—	—	4,963,506,014
Money Market Funds	79,402,628	—	—	79,402,628
Total Investments in Securities	5,042,908,642	—	—	5,042,908,642
Investments in Derivatives
Asset
Futures Contracts	2,517,171	—	—	2,517,171
Total	5,045,425,813	—	—	5,045,425,813
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,810,075,670)	$4,963,506,014
Affiliated issuers (cost $79,402,628)	79,402,628
Cash	3,204
Receivable for:
Capital shares sold	435
Dividends	6,203,568
Foreign tax reclaims	9,802
Variation margin for futures contracts	626,070
Prepaid expenses	12,644
Total assets	5,049,764,365
Liabilities
Payable for:
Capital shares purchased	7,750,301
Management services fees	86,991
Distribution and/or service fees	4,653
Service fees	64,181
Compensation of board members	224,905
Compensation of chief compliance officer	1,079
Other expenses	60,352
Total liabilities	8,192,462
Net assets applicable to outstanding capital stock	$5,041,571,903
Represented by
Trust capital	$5,041,571,903
Total - representing net assets applicable to outstanding capital stock	$5,041,571,903
Class 1
Net assets	$3,713,795,387
Shares outstanding	55,621,804
Net asset value per share	$66.77
Class 2
Net assets	$41,399,515
Shares outstanding	636,571
Net asset value per share	$65.04
Class 3
Net assets	$1,286,377,001
Shares outstanding	19,532,555
Net asset value per share	$65.86
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	13

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$96,990,736
Dividends — affiliated issuers	220,036
Total income	97,210,772
Expenses:
Management services fees	30,575,080
Distribution and/or service fees
Class 2	94,570
Class 3	1,472,017
Service fees	727,072
Compensation of board members	99,449
Custodian fees	30,994
Printing and postage fees	213,980
Audit fees	29,500
Legal fees	57,121
Compensation of chief compliance officer	1,061
Other	99,772
Total expenses	33,400,616
Net investment income	63,810,156
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	402,344,659
Investments — affiliated issuers	26,560
Futures contracts	22,234,979
Net realized gain	424,606,198
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	166,315,245
Investments — affiliated issuers	1,148
Futures contracts	1,205,893
Net change in unrealized appreciation (depreciation)	167,522,286
Net realized and unrealized gain	592,128,484
Net increase in net assets resulting from operations	$655,938,640
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$63,810,156	$73,256,747
Net realized gain	424,606,198	413,034,628
Net change in unrealized appreciation (depreciation)	167,522,286	671,437,238
Net increase in net assets resulting from operations	655,938,640	1,157,728,613
Decrease in net assets from capital stock activity	(1,204,268,950)	(385,984,660)
Total increase (decrease) in net assets	(548,330,310)	771,743,953
Net assets at beginning of year	5,589,902,213	4,818,158,260
Net assets at end of year	$5,041,571,903	$5,589,902,213

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	1,781,125	94,242,538	2,205,961	116,823,634
Redemptions	(19,487,540)	(1,165,912,378)	(6,735,453)	(359,789,609)
Net decrease	(17,706,415)	(1,071,669,840)	(4,529,492)	(242,965,975)
Class 2
Subscriptions	54,545	2,995,049	147,562	7,615,460
Redemptions	(106,832)	(6,089,581)	(75,762)	(4,017,984)
Net increase (decrease)	(52,287)	(3,094,532)	71,800	3,597,476
Class 3
Subscriptions	5,640	283,752	9,233	485,693
Redemptions	(2,280,577)	(129,788,330)	(2,776,212)	(147,101,854)
Net decrease	(2,274,937)	(129,504,578)	(2,766,979)	(146,616,161)
Total net decrease	(20,033,639)	(1,204,268,950)	(7,224,671)	(385,984,660)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$58.51	0.79	7.47	8.26
Year Ended 12/31/2019	$46.89	0.76	10.86	11.62
Year Ended 12/31/2018	$48.64	0.72	(2.47)	(1.75)
Year Ended 12/31/2017	$39.11	0.77	8.76	9.53
Year Ended 12/31/2016	$36.19	0.62	2.30	2.92
Class 2
Year Ended 12/31/2020	$57.13	0.63	7.28	7.91
Year Ended 12/31/2019	$45.90	0.61	10.62	11.23
Year Ended 12/31/2018	$47.74	0.60	(2.44)	(1.84)
Year Ended 12/31/2017	$38.48	0.65	8.61	9.26
Year Ended 12/31/2016	$35.69	0.52	2.27	2.79
Class 3
Year Ended 12/31/2020	$57.78	0.71	7.37	8.08
Year Ended 12/31/2019	$46.36	0.68	10.74	11.42
Year Ended 12/31/2018	$48.16	0.65	(2.45)	(1.80)
Year Ended 12/31/2017	$38.77	0.71	8.68	9.39
Year Ended 12/31/2016	$35.92	0.57	2.28	2.85

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$66.77	14.12%	0.66%	0.66%	1.36%	74%	$3,713,795
Year Ended 12/31/2019	$58.51	24.78%	0.66%	0.66%	1.41%	69%	$4,290,429
Year Ended 12/31/2018	$46.89	(3.60%)	0.66%	0.66%	1.42%	74%	$3,650,498
Year Ended 12/31/2017	$48.64	24.37%	0.68%	0.68%	1.79%	69%	$4,219,124
Year Ended 12/31/2016	$39.11	8.07%	0.71%	0.71%	1.70%	80%	$3,583,512
Class 2
Year Ended 12/31/2020	$65.04	13.85%	0.91%	0.91%	1.12%	74%	$41,400
Year Ended 12/31/2019	$57.13	24.46%	0.91%	0.91%	1.17%	69%	$39,356
Year Ended 12/31/2018	$45.90	(3.85%)	0.91%	0.91%	1.21%	74%	$28,322
Year Ended 12/31/2017	$47.74	24.07%	0.93%	0.93%	1.54%	69%	$23,671
Year Ended 12/31/2016	$38.48	7.82%	0.96%	0.96%	1.45%	80%	$18,402
Class 3
Year Ended 12/31/2020	$65.86	13.98%	0.79%	0.79%	1.24%	74%	$1,286,377
Year Ended 12/31/2019	$57.78	24.63%	0.78%	0.78%	1.29%	69%	$1,260,116
Year Ended 12/31/2018	$46.36	(3.74%)	0.78%	0.78%	1.29%	74%	$1,139,339
Year Ended 12/31/2017	$48.16	24.22%	0.81%	0.81%	1.67%	69%	$1,328,984
Year Ended 12/31/2016	$38.77	7.94%	0.83%	0.83%	1.58%	80%	$1,214,003
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Disciplined Core Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
20	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,517,171*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	22,234,979

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,205,893
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	79,385,161

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.64% of the Fund’s average daily net assets.
22	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $79,607,704, respectively. The sale transactions resulted in a net realized gain of $23,446,865.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.69%	0.71%
Class 2	0.94	0.96
Class 3	0.815	0.835
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,531,667,052 and $4,665,411,922, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
24	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Disciplined Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Disciplined Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	27

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
28	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
30	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
32	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020	33

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
34	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2020

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Columbia Variable Portfolio – Disciplined Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-2005 AV (02/21)

Annual Report
December 31, 2020
Variable Portfolio – Managed Volatility Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Moderate Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	10.63	7.47	6.43
Class 2	04/19/12	10.37	7.38	6.38
Blended Benchmark		13.01	9.00	8.03
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.37
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 19, 2012 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2020)
Allocations to Underlying Funds
Equity Funds	45.5
International	12.1
U.S. Large Cap	26.7
U.S. Mid Cap	3.0
U.S. Small Cap	3.7
Exchange-Traded Equity Funds	3.3
International Mid Large Cap	0.9
U.S. Large Cap	2.4
Exchange-Traded Fixed Income Funds	5.7
Investment Grade	5.7
Fixed Income Funds	23.1
Investment Grade	23.1
Allocations to Tactical Assets
Corporate Bonds & Notes	0.3
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	13.7
Options Purchased Puts	1.2
Residential Mortgage-Backed Securities - Agency	7.2
U.S. Treasury Obligations	0.0(b)
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $2.3 billion) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
(b)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 10.37%. The Fund underperformed its Blended Benchmark, which returned 13.01%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51% over the same period.
Market overview
After a benign start to the year, capital markets plunged beginning in mid-February amid mounting concerns about the impact of COVID-19 on the economy. Globally, policymakers reacted quickly and with measures of unprecedented scope. Liquidity injections and fiscal stimulus from major governments across the globe, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility related to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
For the full year, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities continuing to outperform overseas equities. One of the more prominent aspects of equity market returns was the continued dominance of growth-oriented strategies versus value.
The Fund’s notable contributors during the period:
•	Underlying funds portfolio manager performance associated with U.S. equity funds and core fixed-income funds generated strong contributions to relative performance during the period.
The Fund’s notable detractors during the period:
•	The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help determine equity exposure, was a meaningful detractor of relative performance, as its pace for increasing equity exposure following the late first quarter sell-off in risk assets was relatively slow.
•	Exposure to overseas equities via underlying funds detracted from relative results, as U.S. equities outperformed international developed market equities during the period.
Use of derivatives
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, contributed to returns. The Fund’s use of futures contracts during the period offset the positive impact of the protective put options. Overall, the use of derivative securities, on a stand-alone basis, had a negative impact on Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,111.30	1,023.88	1.33	1.27	0.25	3.93	3.76	0.74
Class 2	1,000.00	1,000.00	1,110.20	1,022.62	2.65	2.54	0.50	5.25	5.03	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
BAE Systems PLC(a)
04/15/2030	3.400%	200,000	226,224
Boeing Co. (The)
08/01/2059	3.950%	510,000	544,258
General Dynamics Corp.
04/01/2050	4.250%	35,000	47,731
Northrop Grumman Corp.
06/01/2043	4.750%	65,000	87,009
10/15/2047	4.030%	295,000	368,854
United Technologies Corp.
06/01/2042	4.500%	385,000	502,147
11/01/2046	3.750%	240,000	286,275
Total			2,062,498
Automotive 0.0%
General Motors Co.
04/01/2048	5.400%	135,000	169,566
Banking 0.1%
Bank of America Corp.(b)
06/19/2041	2.676%	905,000	943,182
Capital One Financial Corp.
01/31/2028	3.800%	110,000	127,046
Citigroup, Inc.(b)
06/03/2031	2.572%	765,000	815,312
Goldman Sachs Group, Inc. (The)(b)
04/23/2039	4.411%	105,000	133,717
Goldman Sachs Group, Inc. (The)
07/08/2044	4.800%	430,000	594,274
HSBC Holdings PLC(b)
08/18/2031	2.357%	200,000	206,580
JPMorgan Chase & Co.(b)
10/15/2030	2.739%	115,000	125,110
01/23/2049	3.897%	665,000	839,338
Morgan Stanley(b)
01/22/2031	2.699%	175,000	190,197
02/13/2032	1.794%	405,000	408,250
Wells Fargo & Co.(b)
04/30/2041	3.068%	935,000	1,013,772
Total			5,396,778
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	65,000	81,336
03/01/2050	4.800%	725,000	861,076
04/01/2061	3.850%	75,000	75,698
Comcast Corp.
01/15/2051	2.800%	165,000	171,855
11/01/2052	4.049%	299,000	381,977
NBCUniversal Media LLC
01/15/2043	4.450%	534,000	699,318
Total			2,271,260
Chemicals 0.0%
Dow Chemical Co. (The)
05/15/2049	4.800%	193,000	265,648
DowDuPont, Inc.
11/15/2048	5.419%	75,000	108,518
LYB International Finance III LLC
05/01/2050	4.200%	125,000	146,381
04/01/2051	3.625%	75,000	81,912
Total			602,459
Construction Machinery 0.0%
Caterpillar, Inc.
04/09/2050	3.250%	130,000	152,685
Diversified Manufacturing 0.0%
3M Co.
08/26/2049	3.250%	95,000	108,872
Carrier Global Corp.
04/05/2040	3.377%	310,000	339,920
Honeywell International, Inc.
06/01/2050	2.800%	90,000	98,434
Total			547,226
Electric 0.1%
AEP Texas, Inc.
01/15/2050	3.450%	610,000	693,910
Berkshire Hathaway Energy Co.(a)
10/15/2050	4.250%	55,000	70,956
CenterPoint Energy, Inc.
09/01/2049	3.700%	203,000	233,389
CMS Energy Corp.
02/15/2027	2.950%	370,000	401,244
03/31/2043	4.700%	115,000	147,355
03/01/2044	4.875%	70,000	92,843
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%	253,000	296,070
04/01/2050	3.950%	65,000	79,127
DTE Energy Co.
06/15/2029	3.400%	910,000	1,033,735
Duke Energy Corp.
09/01/2046	3.750%	280,000	324,973
Duke Energy Indiana LLC
10/01/2049	3.250%	135,000	153,196
04/01/2050	2.750%	150,000	157,134
Emera U.S. Finance LP
06/15/2046	4.750%	234,000	298,787
Eversource Energy
01/15/2028	3.300%	165,000	185,150
08/15/2030	1.650%	67,000	66,808
Georgia Power Co.
03/15/2042	4.300%	775,000	982,312
Northern States Power Co.
05/15/2044	4.125%	115,000	149,418
Oncor Electric Delivery Co. LLC
09/15/2049	3.100%	135,000	153,731
05/15/2050	3.700%	85,000	106,030
Pacific Gas and Electric Co.
08/01/2050	3.500%	240,000	238,078
PacifiCorp
02/15/2050	4.150%	130,000	169,564
03/15/2051	3.300%	205,000	236,345
PPL Capital Funding, Inc.
04/15/2030	4.125%	320,000	381,168
San Diego Gas & Electric Co.
04/15/2050	3.320%	100,000	113,953
Southern California Edison Co.
10/01/2043	4.650%	30,000	37,183
04/01/2047	4.000%	70,000	82,328
03/01/2048	4.125%	110,000	131,309
WEC Energy Group, Inc.
10/15/2030	1.800%	450,000	450,911
Xcel Energy, Inc.
09/15/2041	4.800%	55,000	70,492
12/01/2049	3.500%	460,000	533,935
Total			8,071,434
Environmental 0.0%
Waste Management, Inc.
11/15/2050	2.500%	50,000	50,042
Finance Companies 0.0%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	1,145,000	1,366,531
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.1%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	1,455,000	1,890,577
Bacardi Ltd.(a)
05/15/2038	5.150%	476,000	603,602
Conagra Brands, Inc.
11/01/2038	5.300%	205,000	274,925
11/01/2048	5.400%	35,000	49,915
Diageo Capital PLC
04/29/2032	2.125%	200,000	210,760
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	561,000	604,575
Mars, Inc.(a)
04/01/2059	4.200%	225,000	297,434
Molson Coors Brewing Co.
07/15/2046	4.200%	66,000	75,509
PepsiCo, Inc.
10/06/2046	3.450%	95,000	114,306
03/19/2060	3.875%	160,000	213,895
Tyson Foods, Inc.
06/02/2047	4.550%	80,000	106,062
Total			4,441,560
Health Care 0.0%
Abbott Laboratories
11/30/2046	4.900%	115,000	169,846
Becton Dickinson and Co.
05/20/2050	3.794%	275,000	326,806
Cigna Corp.
03/15/2040	3.200%	330,000	362,905
12/15/2048	4.900%	91,000	125,137
CVS Health Corp.
03/25/2048	5.050%	584,000	789,581
Total			1,774,275
Healthcare Insurance 0.0%
Aetna, Inc.
08/15/2047	3.875%	199,000	237,260
Anthem, Inc.
08/15/2044	4.650%	135,000	177,844
Centene Corp.
12/15/2029	4.625%	115,000	127,528
02/15/2030	3.375%	70,000	73,627
UnitedHealth Group, Inc.
08/15/2039	3.500%	472,000	558,892
05/15/2040	2.750%	305,000	330,517
Total			1,505,668

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.0%
Canadian Natural Resources Ltd.
02/15/2037	6.500%	105,000	138,426
ConocoPhillips Co.
11/15/2044	4.300%	220,000	277,653
Noble Energy, Inc.
11/15/2043	5.250%	65,000	92,128
Total			508,207
Integrated Energy 0.0%
BP Capital Markets America, Inc.
06/04/2051	2.939%	80,000	81,815
Cenovus Energy, Inc.
06/15/2047	5.400%	175,000	206,168
Shell International Finance BV
11/07/2049	3.125%	345,000	381,787
Suncor Energy, Inc.
11/15/2047	4.000%	90,000	101,987
Total Capital International SA
06/29/2060	3.386%	80,000	90,991
Total			862,748
Life Insurance 0.0%
American International Group, Inc.
07/16/2044	4.500%	150,000	191,882
Brighthouse Financial, Inc.
06/22/2047	4.700%	14,000	14,711
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	215,000	293,534
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/01/2077	4.900%	180,000	248,587
MetLife, Inc.
03/01/2045	4.050%	130,000	166,481
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2059	3.625%	409,000	470,899
Prudential Financial, Inc.
03/13/2051	3.700%	167,000	200,758
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	190,000	256,226
05/15/2047	4.270%	87,000	108,399
05/15/2050	3.300%	135,000	148,147
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Voya Financial, Inc.
06/15/2046	4.800%	230,000	290,490
Total			2,390,114
Media and Entertainment 0.0%
Discovery Communications LLC
05/15/2049	5.300%	288,000	381,709
Fox Corp.
01/25/2049	5.576%	50,000	73,012
ViacomCBS, Inc.
01/15/2031	4.950%	160,000	200,761
Walt Disney Co. (The)
09/15/2044	4.750%	312,000	425,588
05/13/2060	3.800%	140,000	177,256
Total			1,258,326
Midstream 0.0%
Energy Transfer Operating LP
05/15/2050	5.000%	300,000	325,083
Enterprise Products Operating LLC
01/31/2060	3.950%	310,000	345,963
Kinder Morgan Energy Partners LP
11/01/2042	4.700%	100,000	114,513
03/01/2043	5.000%	320,000	378,319
Kinder Morgan, Inc.
02/15/2046	5.050%	91,000	110,833
MPLX LP
04/15/2048	4.700%	405,000	480,978
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	374,000	389,610
Western Gas Partners LP
08/15/2048	5.500%	155,000	152,043
Williams Companies, Inc. (The)
09/15/2045	5.100%	446,000	555,085
Total			2,852,427
Natural Gas 0.0%
NiSource, Inc.
05/01/2030	3.600%	115,000	133,280
02/15/2043	5.250%	133,000	182,053
05/15/2047	4.375%	390,000	496,722
Sempra Energy
02/01/2048	4.000%	180,000	213,928
Total			1,025,983
Oil Field Services 0.0%
Halliburton Co.
11/15/2045	5.000%	115,000	135,650

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.0%
AbbVie, Inc.
11/06/2042	4.400%	170,000	213,037
06/15/2044	4.850%	160,000	211,163
11/21/2049	4.250%	490,000	616,321
Amgen, Inc.
02/21/2050	3.375%	555,000	619,438
Bristol-Myers Squibb Co.
11/13/2040	2.350%	275,000	281,476
02/20/2048	4.550%	25,000	34,693
10/26/2049	4.250%	112,000	151,094
Gilead Sciences, Inc.
10/01/2040	2.600%	360,000	363,634
10/01/2050	2.800%	150,000	149,777
Mylan NV
06/15/2046	5.250%	35,000	45,839
Pfizer, Inc.
05/28/2050	2.700%	220,000	235,874
Total			2,922,346
Property & Casualty 0.0%
Berkshire Hathaway Finance Corp.
10/15/2050	2.850%	95,000	101,888
Liberty Mutual Group, Inc.(a)
10/15/2050	3.951%	180,000	215,072
Total			316,960
Railroads 0.0%
CSX Corp.
11/01/2066	4.250%	195,000	259,228
Norfolk Southern Corp.
08/15/2052	4.050%	210,000	267,079
Union Pacific Corp.
08/15/2059	3.950%	325,000	400,282
03/20/2060	3.839%	60,000	73,964
02/05/2070	3.750%	40,000	47,817
Total			1,048,370
Restaurants 0.0%
McDonald’s Corp.
09/01/2049	3.625%	330,000	387,497
Retailers 0.0%
Home Depot, Inc. (The)
04/15/2040	3.300%	80,000	94,149
12/06/2048	4.500%	190,000	267,008
Lowe’s Companies, Inc.
05/03/2047	4.050%	305,000	381,324
10/15/2050	3.000%	70,000	75,082
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Walmart, Inc.
12/15/2047	3.625%	220,000	278,691
09/24/2049	2.950%	30,000	34,538
Total			1,130,792
Supermarkets 0.0%
Kroger Co. (The)
02/01/2047	4.450%	77,000	97,938
Technology 0.0%
Apple, Inc.
02/09/2045	3.450%	276,000	334,729
09/11/2049	2.950%	160,000	179,352
Broadcom Corp./Cayman Finance Ltd.
01/15/2028	3.500%	85,000	93,559
Broadcom, Inc.
11/15/2030	4.150%	340,000	393,139
Corning, Inc.
11/15/2079	5.450%	60,000	81,589
Intel Corp.
05/11/2047	4.100%	405,000	512,215
International Business Machines Corp.
05/15/2040	2.850%	235,000	252,121
05/15/2050	2.950%	275,000	292,994
Microsoft Corp.
08/08/2046	3.700%	559,000	707,405
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	65,000	73,844
Oracle Corp.
07/15/2046	4.000%	385,000	471,858
04/01/2050	3.600%	470,000	548,660
QUALCOMM, Inc.(a)
05/20/2032	1.650%	195,000	195,670
QUALCOMM, Inc.
05/20/2050	3.250%	130,000	150,840
Total			4,287,975
Tobacco 0.0%
BAT Capital Corp.
08/15/2047	4.540%	190,000	210,968
Transportation Services 0.0%
FedEx Corp.
04/01/2046	4.550%	215,000	274,523
United Parcel Service, Inc.
09/01/2049	3.400%	145,000	173,920
Total			448,443

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.0%
American Tower Corp.
08/15/2029	3.800%	300,000	348,314
Crown Castle International Corp.
01/15/2031	2.250%	140,000	145,019
Rogers Communications, Inc.
11/15/2049	3.700%	310,000	365,609
T-Mobile USA, Inc.(a)
04/15/2030	3.875%	155,000	179,194
02/15/2041	3.000%	320,000	330,859
Vodafone Group PLC
09/17/2050	4.250%	165,000	203,491
Total			1,572,486
Wirelines 0.0%
AT&T, Inc.(a)
09/15/2055	3.550%	1,020,000	1,024,434
12/01/2057	3.800%	869,000	907,695
Telefonica Emisiones SAU
03/06/2048	4.895%	300,000	371,969
Verizon Communications, Inc.
11/20/2040	2.650%	370,000	373,806
08/21/2046	4.862%	680,000	913,466
Total			3,591,370
Total Corporate Bonds & Notes (Cost $46,965,530)			53,460,582

Equity Funds 48.5%
	Shares	Value ($)
International 12.9%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(c)	37,761,771	535,461,919
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(c)	25,228,865	291,141,099
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(c)	58,465,741	712,697,382
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(c)	18,244,220	252,864,882
Variable Portfolio – Partners International Value Fund, Class 1 Shares(c)	26,749,116	247,696,817
Total		2,039,862,099
Equity Funds (continued)
	Shares	Value ($)
U.S. Large Cap 28.4%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(c),(d)	8,274,891	270,919,942
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(c),(d)	17,040,189	1,137,773,448
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(c),(d)	8,944,824	267,718,588
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(c),(d)	12,580,989	370,887,568
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(c),(d)	22,756,132	323,819,754
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(c),(d)	9,357,408	277,259,995
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(c),(d)	6,887,783	341,220,763
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(c),(d)	6,029,076	288,370,685
CTIVP® – MFS® Value Fund, Class 1 Shares(c),(d)	7,070,720	213,535,754
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(c),(d)	5,631,680	352,374,205
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(c),(d)	9,141,699	245,820,279
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(c),(d)	14,984,703	418,223,046
Total		4,507,924,027
U.S. Mid Cap 3.2%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(c),(d)	2,450,805	110,188,208
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(c),(d)	3,952,944	110,168,557
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(c),(d)	4,468,171	146,377,272
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(c),(d)	3,637,473	149,245,500
Total		515,979,537

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 4.0%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(c)	5,977,882	96,662,349
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(c),(d)	3,762,910	112,774,415
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(c),(d)	6,609,835	232,798,408
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(c),(d)	6,162,924	186,613,338
Total		628,848,510
Total Equity Funds (Cost $4,980,020,197)		7,692,614,173

Exchange-Traded Equity Funds 3.5%

International Mid Large Cap 0.9%
iShares MSCI EAFE ETF	1,968,292	143,606,584
U.S. Large Cap 2.6%
SPDR S&P 500 ETF Trust	1,090,200	407,603,976
Total Exchange-Traded Equity Funds (Cost $355,528,787)		551,210,560

Exchange-Traded Fixed Income Funds 6.1%

Investment Grade 6.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,718,100	651,711,153
Vanguard Intermediate-Term Corporate Bond ETF	3,200,000	310,848,000
Total		962,559,153
Total Exchange-Traded Fixed Income Funds (Cost $913,772,645)		962,559,153

Fixed Income Funds 24.7%

Investment Grade 24.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(c)	66,908,966	771,460,379
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(c)	21,792,644	219,234,000
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(c)	32,055,060	396,841,639
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(c)	20,096,661	217,646,838
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(c)	46,279,032	542,390,250
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(c)	62,867,901	724,238,216
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(c)	16,534,158	170,632,512
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(c)	73,726,652	864,076,368
Total		3,906,520,202
Total Fixed Income Funds (Cost $3,583,993,925)		3,906,520,202

Residential Mortgage-Backed Securities - Agency 7.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(e)
01/17/2034- 01/14/2051	3.000%	605,946,000	635,340,227
01/19/2036	2.500%	281,000,000	293,074,219
01/14/2051	3.500%	275,000,000	290,683,594
Total Residential Mortgage-Backed Securities - Agency (Cost $1,217,682,063)			1,219,098,040

U.S. Treasury Obligations 0.0%

U.S. Treasury
08/15/2049	2.250%	150,000	171,773
02/15/2050	2.000%	150,000	163,008
08/15/2050	1.375%	300,000	280,969
Total U.S. Treasury Obligations (Cost $623,945)			615,750

Options Purchased Puts 1.3%
Value ($)
(Cost $241,384,936)	210,393,745

Money Market Funds 14.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(c),(f)	2,312,132,182	2,311,900,968
Total Money Market Funds (Cost $2,312,093,954)		2,311,900,968
Total Investments in Securities (Cost: $13,652,065,982)		16,908,373,173
Other Assets & Liabilities, Net		(1,062,496,100)
Net Assets		15,845,877,073

At December 31, 2020, securities and/or cash totaling $153,323,621 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	1,140	03/2021	USD	87,780,000	3,124,788	—
British Pound	1,092	03/2021	USD	93,222,675	1,685,016	—
DAX Index	44	03/2021	EUR	15,120,600	686,227	—
Euro FX	287	03/2021	USD	43,932,525	334,369	—
EURO STOXX 50 Index	1,864	03/2021	EUR	66,172,000	1,044,576	—
FTSE/MIB Index	109	03/2021	EUR	12,060,305	181,424	—
Japanese Yen	1,220	03/2021	USD	147,757,250	1,093,364	—
New Zealand Dollar	130	03/2021	USD	9,344,400	177,639	—
S&P 500 Index E-mini	4,730	03/2021	USD	886,591,200	19,996,170	—
SPI 200 Index	549	03/2021	AUD	89,720,325	—	(561,008)
TOPIX Index	591	03/2021	JPY	10,664,595,000	2,386,314	—
U.S. Long Bond	4	03/2021	USD	692,750	2,462	—
U.S. Long Bond	1,861	03/2021	USD	322,301,938	—	(2,600,892)
U.S. Treasury 10-Year Note	2,941	03/2021	USD	406,087,766	345,794	—
U.S. Treasury 2-Year Note	1,557	03/2021	USD	344,060,507	285,461	—
U.S. Treasury 5-Year Note	4,858	03/2021	USD	612,905,018	1,248,904	—
U.S. Ultra Treasury Bond	885	03/2021	USD	189,002,813	—	(2,410,989)
Total					32,592,508	(5,572,889)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Dollar	(110)	03/2021	USD	(8,617,400)	—	(13,398)
FTSE 100 Index	(359)	03/2021	GBP	(23,047,800)	—	(276,401)
Hang Seng Index	(429)	01/2021	HKD	(583,847,550)	—	(1,872,544)
MSCI Singapore Index	(217)	01/2021	SGD	(7,015,610)	19,624	—
OMXS30 Index	(488)	01/2021	SEK	(91,658,600)	44,647	—
S&P 500 Index E-mini	(2,018)	03/2021	USD	(378,253,920)	—	(8,614,207)
S&P/TSX 60 Index	(520)	03/2021	CAD	(107,005,600)	921,370	—
Swiss Franc	(110)	03/2021	USD	(15,567,750)	7,606	—
U.S. Treasury 10-Year Note	(12)	03/2021	USD	(1,656,938)	257	—
U.S. Ultra Treasury Bond	(16)	03/2021	USD	(3,417,000)	66,325	—
U.S. Ultra Treasury Bond	(2)	03/2021	USD	(427,125)	—	(3,602)
Total					1,059,829	(10,780,152)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	488,289,100	1,300	2,900.00	12/17/2021	18,011,601	13,442,000
S&P 500 Index	JPMorgan	USD	1,765,352,900	4,700	2,900.00	12/16/2022	107,134,228	92,308,000
S&P 500 Index	JPMorgan	USD	1,455,477,125	3,875	3,000.00	12/16/2022	91,085,943	85,385,625
S&P 500 Index	JPMorgan	USD	353,446,187	941	2,800.00	12/16/2022	20,371,317	16,373,400
S&P 500 Index	JPMorgan	USD	80,379,898	214	2,600.00	12/16/2022	4,781,847	2,884,720
Total							241,384,936	210,393,745

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 35	Morgan Stanley	12/20/2025	1.000	Quarterly	0.504	USD	200,000,000	695,531	—	—	695,531	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
December 31, 2020
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $5,650,776, which represents 0.04% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	2,396,164,490	3,945,013,119	(4,029,123,257)	(153,384)	2,311,900,968	—	295,445	12,622,833	2,312,132,182
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	401,353,457	311	(86,945,152)	(43,488,674)	270,919,942	—	115,840,504	—	8,274,891
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	1,203,956,508	10,712	(125,588,506)	59,394,734	1,137,773,448	—	89,822,498	—	17,040,189
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	271,780,187	142,489	(4,152,117)	(51,971)	267,718,588	—	3,082,150	—	8,944,824
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	762,462,922	30,807,373	(82,616,891)	60,806,975	771,460,379	8,670,384	(1,229,726)	21,433,653	66,908,966
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	379,976,135	24,512	(51,041,650)	41,928,571	370,887,568	—	65,994,372	—	12,580,989
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	220,399,435	6,176,412	(14,730,879)	7,389,032	219,234,000	—	(884,969)	5,808,353	21,792,644
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	409,550,100	16,946,268	(65,755,764)	36,101,035	396,841,639	5,851,549	14,217,446	10,449,689	32,055,060
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	107,031,402	336	(15,671,465)	18,827,935	110,188,208	—	13,076,692	—	2,450,805
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	—	462,991,226	(1,619,540)	74,090,233	535,461,919	4,671,937	395,327	4,431,212	37,761,771
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	192,206,805	129,388,526	(27,848,109)	30,072,532	323,819,754	—	6,551,688	—	22,756,132
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	228,075,626	53,772,582	(11,636,602)	7,048,389	277,259,995	—	8,559,775	—	9,357,408
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	105,005,012	262,828	(1,947,406)	6,848,123	110,168,557	—	997,833	—	3,952,944
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	67,422,376	21,272,262	(119,548)	8,087,259	96,662,349	2,483,761	10,858	360,632	5,977,882
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	66,458,979	1,975,999	(1,072,086)	45,411,523	112,774,415	1,466,755	749,232	—	3,762,910
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	16,006,817	—	(11,446,332)	(4,560,485)	—	—	(410,101)	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	221,774,932	6,796,903	(14,926,298)	4,001,301	217,646,838	771,416	462,710	5,603,546	20,096,661
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	529,999,341	11,199,818	(30,821,459)	32,012,550	542,390,250	—	1,067,740	10,364,868	46,279,032
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	681,858,241	3,209,909	(380,525,381)	(13,401,670)	291,141,099	—	(19,363,268)	1,013,961	25,228,865
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	352,524,058	7,712	(49,634,859)	38,323,852	341,220,763	—	54,947,678	—	6,887,783
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	354,408,681	—	(70,675,948)	4,637,952	288,370,685	—	101,060,958	—	6,029,076
CTIVP® – MFS® Value Fund, Class 1 Shares
	212,042,402	273,307	(3,586,090)	4,806,135	213,535,754	—	2,481,835	—	7,070,720
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	337,924,514	119,231	(70,182,035)	84,512,495	352,374,205	—	115,386,794	—	5,631,680
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	204,874,363	37,262,750	(1,761,341)	5,444,507	245,820,279	—	1,014,826	—	9,141,699
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	729,870,997	29,451,669	(61,943,481)	26,859,031	724,238,216	11,707,978	6,694,906	16,555,813	62,867,901
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	140,223,090	274,522	(3,264,940)	9,144,600	146,377,272	—	1,947,653	—	4,468,171
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	170,277,634	5,945,741	(6,207,143)	616,280	170,632,512	536,099	170,643	4,918,158	16,534,158
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	147,679,653	33,536	(17,310,237)	18,842,548	149,245,500	—	15,279,246	—	3,637,473
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	873,668,025	26,765,834	(76,621,461)	40,263,970	864,076,368	7,693,247	3,602,694	17,602,409	73,726,652
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	452,637,010	1,183	(46,003,823)	11,588,676	418,223,046	—	55,421,329	—	14,984,703
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	682,737,340	20,487,487	(58,752,259)	68,224,814	712,697,382	1,859,196	(3,954,138)	1,324,142	58,465,741
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	256,654,783	3,435,064	(56,265,865)	49,040,900	252,864,882	2,360,530	(4,974,821)	531,778	18,244,220
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	247,421,643	9,997,079	(622,803)	(9,099,102)	247,696,817	—	(102,428)	1,456,339	26,749,116
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	154,872,094	18,542,169	(1,076,813)	60,460,958	232,798,408	—	949,455	—	6,609,835
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	147,689,125	28,404,418	(669,460)	11,189,255	186,613,338	—	219,803	—	6,162,924
Total	13,726,988,177			795,220,879	13,911,035,343	48,072,852	649,382,639	114,477,386

(d)	Non-income producing investment.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
December 31, 2020
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	53,460,582	—	—	53,460,582
Equity Funds	—	—	—	7,692,614,173	7,692,614,173
Exchange-Traded Equity Funds	551,210,560	—	—	—	551,210,560
Exchange-Traded Fixed Income Funds	962,559,153	—	—	—	962,559,153
Fixed Income Funds	—	—	—	3,906,520,202	3,906,520,202
Residential Mortgage-Backed Securities - Agency	—	1,219,098,040	—	—	1,219,098,040
U.S. Treasury Obligations	615,750	—	—	—	615,750
Options Purchased Puts	210,393,745	—	—	—	210,393,745
Money Market Funds	2,311,900,968	—	—	—	2,311,900,968
Total Investments in Securities	4,036,680,176	1,272,558,622	—	11,599,134,375	16,908,373,173
Investments in Derivatives
Asset
Futures Contracts	33,652,337	—	—	—	33,652,337
Swap Contracts	—	695,531	—	—	695,531
Liability
Futures Contracts	(16,353,041)	—	—	—	(16,353,041)
Total	4,053,979,472	1,273,254,153	—	11,599,134,375	16,926,368,000
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	17

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,534,572,970)	$2,786,944,085
Affiliated issuers (cost $10,876,108,076)	13,911,035,343
Options purchased (cost $241,384,936)	210,393,745
Cash collateral held at broker for:
TBA	139,000
Margin deposits on:
Futures contracts	147,344,076
Swap contracts	5,840,545
Receivable for:
Investments sold	11,362,742
Capital shares sold	929
Dividends	1,952,914
Interest	1,898,603
Foreign tax reclaims	2,184
Variation margin for futures contracts	9,475,370
Variation margin for swap contracts	74,072
Prepaid expenses	36,276
Total assets	17,086,499,884
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,219,151,821
Capital shares purchased	16,233,418
Variation margin for futures contracts	3,632,924
Management services fees	75,899
Distribution and/or service fees	108,166
Service fees	787,038
Compensation of board members	444,412
Compensation of chief compliance officer	3,281
Other expenses	185,852
Total liabilities	1,240,622,811
Net assets applicable to outstanding capital stock	$15,845,877,073
Represented by
Trust capital	$15,845,877,073
Total - representing net assets applicable to outstanding capital stock	$15,845,877,073
Class 1
Net assets	$4,267,858
Shares outstanding	248,353
Net asset value per share	$17.18
Class 2
Net assets	$15,841,609,215
Shares outstanding	924,699,443
Net asset value per share	$17.13
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$32,224,896
Dividends — affiliated issuers	114,477,386
Interest	2,108,658
Total income	148,810,940
Expenses:
Management services fees	26,588,894
Distribution and/or service fees
Class 2	37,078,553
Service fees	8,888,921
Compensation of board members	254,228
Custodian fees	47,937
Printing and postage fees	82,630
Audit fees	39,500
Legal fees	157,557
Compensation of chief compliance officer	3,180
Other	348,062
Total expenses	73,489,462
Net investment income	75,321,478
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	176,567,608
Investments — affiliated issuers	649,382,639
Capital gain distributions from underlying affiliated funds	48,072,852
Foreign currency translations	3,339,920
Futures contracts	(387,639,931)
Options purchased	203,623,237
Swap contracts	2,557,860
Net realized gain	695,904,185
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(69,391,297)
Investments — affiliated issuers	795,220,879
Foreign currency translations	862,567
Futures contracts	(22,446,880)
Options purchased	4,872,380
Swap contracts	695,531
Net change in unrealized appreciation (depreciation)	709,813,180
Net realized and unrealized gain	1,405,717,365
Net increase in net assets resulting from operations	$1,481,038,843
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	19

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$75,321,478	$183,084,419
Net realized gain	695,904,185	380,704,892
Net change in unrealized appreciation (depreciation)	709,813,180	1,614,168,103
Net increase in net assets resulting from operations	1,481,038,843	2,177,957,414
Decrease in net assets from capital stock activity	(866,247,727)	(690,814,602)
Total increase in net assets	614,791,116	1,487,142,812
Net assets at beginning of year	15,231,085,957	13,743,943,145
Net assets at end of year	$15,845,877,073	$15,231,085,957

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	202,192	3,183,309	73,453	1,104,686
Redemptions	(24,199)	(380,912)	(3,093)	(45,958)
Net increase	177,993	2,802,397	70,360	1,058,728
Class 2
Subscriptions	2,103,345	33,682,124	2,539,315	37,153,660
Redemptions	(58,737,846)	(902,732,248)	(49,844,806)	(729,026,990)
Net decrease	(56,634,501)	(869,050,124)	(47,305,491)	(691,873,330)
Total net decrease	(56,456,508)	(866,247,727)	(47,235,131)	(690,814,602)

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

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Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$15.53	0.13	1.52	1.65
Year Ended 12/31/2019(c)	$14.19	0.13	1.21	1.34
Class 2
Year Ended 12/31/2020	$15.52	0.08	1.53	1.61
Year Ended 12/31/2019	$13.36	0.18	1.98	2.16
Year Ended 12/31/2018	$14.19	0.13	(0.96)	(0.83)
Year Ended 12/31/2017	$12.41	0.09	1.69	1.78
Year Ended 12/31/2016	$12.00	0.07	0.34	0.41

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$17.18	10.63%	0.25%	0.25%	0.82%	163%	$4,268
Year Ended 12/31/2019(c)	$15.53	9.44%	0.24%(d)	0.24%(d)	1.01%(d)	138%	$1,093
Class 2
Year Ended 12/31/2020	$17.13	10.37%	0.50%	0.50%	0.51%	163%	$15,841,609
Year Ended 12/31/2019	$15.52	16.17%	0.49%	0.49%	1.25%	138%	$15,229,993
Year Ended 12/31/2018	$13.36	(5.85%)	0.49%	0.49%	0.90%	92%	$13,743,943
Year Ended 12/31/2017	$14.19	14.34%	0.47%	0.47%	0.69%	98%	$14,678,387
Year Ended 12/31/2016	$12.41	3.42%	0.46%	0.46%	0.57%	112%	$12,877,836
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	23

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may
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Notes to Financial Statements  (continued)
December 31, 2020
also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
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Notes to Financial Statements  (continued)
December 31, 2020
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to
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Notes to Financial Statements  (continued)
December 31, 2020
manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio
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Notes to Financial Statements  (continued)
December 31, 2020
of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
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Notes to Financial Statements  (continued)
December 31, 2020
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	695,531*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	25,280,352*
Equity risk	Investments, at value — Options Purchased	210,393,745
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	6,422,782*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,949,203*
Total		244,741,613

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	11,324,160*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	13,398*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	5,015,483*
Total		16,353,041

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	2,557,860	2,557,860
Equity risk	(453,417,063)	203,623,237	—	(249,793,826)
Foreign exchange risk	1,900,953	—	—	1,900,953
Interest rate risk	63,876,179	—	—	63,876,179
Total	(387,639,931)	203,623,237	2,557,860	(181,458,834)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	695,531	695,531
Equity risk	(28,523,728)	4,872,380	—	(23,651,348)
Foreign exchange risk	1,547,935	—	—	1,547,935
Interest rate risk	4,528,913	—	—	4,528,913
Total	(22,446,880)	4,872,380	695,531	(16,878,969)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	3,502,830,277
Futures contracts — short	1,017,881,569
Credit default swap contracts — sell protection	150,000,000

Derivative instrument	Average value ($)*
Options contracts — purchased	204,388,055

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
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Notes to Financial Statements  (continued)
December 31, 2020
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	74,072	74,072
Options purchased puts	210,393,745	-	210,393,745
Total assets	210,393,745	74,072	210,467,817
Total financial and derivative net assets	210,393,745	74,072	210,467,817
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	210,393,745	74,072	210,467,817

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
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Notes to Financial Statements  (continued)
December 31, 2020
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
32	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2020 was 0.18% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $154,189, respectively. The sale transactions resulted in a net realized loss of $682.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.80%	0.85%
Class 2	1.05	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or
34	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $22,044,733,768 and $22,059,642,964, respectively, for the year ended December 31, 2020, of which $20,163,006,277 and $19,275,177,782, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
36	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Managed Volatility Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
40	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
42	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	43

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2020	45

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Variable Portfolio – Managed Volatility Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6538 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Select Large Cap Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Large Cap Equity Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Peter Santoro, CFA
Co-Portfolio Manager
Managed Fund since 2018
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2018
Tiffany Wade
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	Life
Class 1	01/04/18	19.68	12.53
Class 2	01/04/18	19.36	12.23
S&P 500 Index		18.40	13.51
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (January 04, 2018 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	98.5
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	10.2
Consumer Discretionary	11.9
Consumer Staples	5.1
Energy	2.2
Financials	10.9
Health Care	13.9
Industrials	9.3
Information Technology	29.6
Real Estate	3.4
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 19.36%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 18.40% during the same time period.
Market overview
U.S. equities finished 2020 with a robust gain, although the journey was anything but smooth. After a benign start to the year, the market plunged beginning in mid-February amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus.
The growth style outperformed value by a wide margin for the 12-month period, largely reflecting outsize gains in mega-cap technology stocks. However, this trend showed signs of easing as the year wound down, as the emergency use authorization of a pair of coronavirus vaccines spurred a rotation into value-oriented sectors and companies. Within the benchmark, performance was led by the information technology, consumer discretionary and communication services sectors, while energy, real estate and financials were the biggest laggards.
The Fund’s notable contributors during the period
•	Positive contributions were led by selection within consumer discretionary and industrials.
•	The Fund’s overweight to Amazon.com within consumer discretionary benefited. The online retailer has displayed an innovative culture and a relentless focus on the customer experience while maintaining a long-term strategic horizon.
•	Target was another standout, as its increased investment in technology and e-commerce accelerated sales and the retailer has slowly moved out of the structurally challenged and into the long-term winners category.
•	Within industrials, Trane Technologies continued to benefit as the HVAC (heating, ventilation, and air conditioning) company has been winning market share.
•	Also within industrials, Norfolk Southern has been executing its own version of Precision Scheduled Railroading, a method of operating a railroad for maximum asset utilization. After a slow start, the initiative has gained traction and has yielded efficiencies as evidenced in better operating statistics and improving margins.
•	Engine manufacturer Cummins was another contributor as new truck orders showed impressive growth after bottoming in the second quarter, and the company managed margins well through the orders and sales volatility during the year. We sold the stock during the period as it had reached our price target.
•	Finally, while health care overall was only a modest contributor to relative performance, we had a number of notable winners within the sector.
○	In December, it was announced that Alexion Pharmaceuticals would be acquired by Astra Zeneca at a significant premium, and we took the opportunity to exit the position.
○	Molecular diagnostics company Exact Sciences had been under pressure from concerns that the company’s colon cancer diagnostic Cologuard would see competitive pressure from liquid biopsy. In December, Exact unveiled positive data around its multi-cancer screening test and subsequently announced the acquisition of liquid biopsy firm Thrive.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
○	Eli Lily, a leader in the pharmaceutical industry, also performed well. In December, the company published positive data on its much-anticipated diabetes drug, Tirzepatide. Eli Lily’s diabetes and oncology franchises position it to grow over the next several years.
The Fund’s notable detractors during the period
•	Selection within financials and, to a lesser degree, utilities weighed most heavily on return.
•	The biggest individual detractors were largely concentrated among financials, including Lincoln National, Citigroup, Keycorp, Bank of America and JPMorgan Chase.
•	In broad terms, the Fund’s interest rate-sensitive names suffered as the outlook for rate-related income deteriorated while the potential for loan portfolio defaults increased as economic activity slowed.
•	Within utilities, shares of FirstEnergy sold off significantly after the company received a subpoena related to a bribery scheme, involving the former Ohio House Speaker, designed to prevent the closure of two nuclear power plants and a coal plant. We sold the stock in the third quarter.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,198.80	1,021.67	3.81	3.51	0.69
Class 2	1,000.00	1,000.00	1,197.60	1,020.41	5.19	4.77	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Communication Services 10.0%
Entertainment 1.2%
Electronic Arts, Inc.	174,258	25,023,449
Interactive Media & Services 4.5%
Alphabet, Inc., Class C(a)	53,379	93,513,602
Media 3.0%
Comcast Corp., Class A	788,752	41,330,605
Discovery, Inc., Class A(a)	697,409	20,985,037
Total		62,315,642
Wireless Telecommunication Services 1.3%
T-Mobile USA, Inc.(a)	191,082	25,767,408
Total Communication Services		206,620,101
Consumer Discretionary 11.7%
Automobiles 0.5%
Tesla Motors, Inc.(a)	16,182	11,419,152
Internet & Direct Marketing Retail 5.4%
Amazon.com, Inc.(a)	34,287	111,670,359
Multiline Retail 2.6%
Dollar Tree, Inc.(a)	236,618	25,564,209
Target Corp.	158,724	28,019,547
Total		53,583,756
Specialty Retail 3.2%
Home Depot, Inc. (The)	145,183	38,563,509
TJX Companies, Inc. (The)	394,170	26,917,869
Total		65,481,378
Total Consumer Discretionary		242,154,645
Consumer Staples 5.0%
Food Products 1.3%
Mondelez International, Inc., Class A	465,456	27,215,212
Household Products 2.3%
Procter & Gamble Co. (The)	337,690	46,986,187
Tobacco 1.4%
Philip Morris International, Inc.	358,607	29,689,074
Total Consumer Staples		103,890,473
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 2.2%
Oil, Gas & Consumable Fuels 2.2%
Chevron Corp.	384,053	32,433,276
EOG Resources, Inc.	254,732	12,703,485
Total		45,136,761
Total Energy		45,136,761
Financials 10.7%
Banks 4.1%
Bank of America Corp.	1,296,135	39,285,852
Citigroup, Inc.	492,555	30,370,941
Popular, Inc.	273,377	15,396,593
Total		85,053,386
Capital Markets 5.3%
Bank of New York Mellon Corp. (The)	658,594	27,950,729
BlackRock, Inc.	39,360	28,399,814
Intercontinental Exchange, Inc.	258,281	29,777,217
State Street Corp.	326,185	23,739,744
Total		109,867,504
Insurance 1.3%
Allstate Corp. (The)	250,399	27,526,362
Total Financials		222,447,252
Health Care 13.7%
Biotechnology 2.0%
AbbVie, Inc.	299,336	32,073,853
Exact Sciences Corp.(a)	75,333	9,980,869
Total		42,054,722
Health Care Equipment & Supplies 3.6%
Baxter International, Inc.	326,127	26,168,431
Danaher Corp.	67,474	14,988,674
Medtronic PLC	278,581	32,632,978
Total		73,790,083
Health Care Providers & Services 2.2%
Centene Corp.(a)	325,361	19,531,421
Cigna Corp.	120,965	25,182,493
Total		44,713,914
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
8	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.1%
IQVIA Holdings, Inc.(a)	130,051	23,301,238
Pharmaceuticals 4.8%
Bristol-Myers Squibb Co.	325,738	20,205,528
Eli Lilly and Co.	172,251	29,082,859
Johnson & Johnson	321,622	50,616,870
Total		99,905,257
Total Health Care		283,765,214
Industrials 9.1%
Aerospace & Defense 1.0%
Howmet Aerospace, Inc.	757,960	21,632,178
Air Freight & Logistics 1.4%
United Parcel Service, Inc., Class B	166,241	27,994,984
Airlines 0.8%
Southwest Airlines Co.	363,382	16,937,235
Building Products 2.0%
Masco Corp.	361,028	19,831,268
Trane Technologies PLC	154,237	22,389,043
Total		42,220,311
Road & Rail 3.9%
Lyft, Inc., Class A(a)	440,673	21,650,265
Norfolk Southern Corp.	113,507	26,970,398
Union Pacific Corp.	152,276	31,706,909
Total		80,327,572
Total Industrials		189,112,280
Information Technology 29.2%
Communications Equipment 1.6%
Cisco Systems, Inc.	720,341	32,235,260
Electronic Equipment, Instruments & Components 1.1%
TE Connectivity Ltd.	190,716	23,089,986
IT Services 6.0%
Fidelity National Information Services, Inc.	187,593	26,536,906
Fiserv, Inc.(a)	220,853	25,146,322
International Business Machines Corp.	225,360	28,368,317
MasterCard, Inc., Class A	123,288	44,006,419
Total		124,057,964
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.4%
Applied Materials, Inc.	293,307	25,312,394
Broadcom, Inc.	73,199	32,050,182
NVIDIA Corp.	60,804	31,751,849
NXP Semiconductors NV	142,028	22,583,872
Total		111,698,297
Software 10.5%
Adobe, Inc.(a)	73,021	36,519,262
Intuit, Inc.	77,143	29,302,769
Microsoft Corp.	584,878	130,088,565
NortonLifeLock, Inc.	1,037,745	21,564,341
Total		217,474,937
Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	717,002	95,138,996
Total Information Technology		603,695,440
Real Estate 3.3%
Equity Real Estate Investment Trusts (REITS) 3.3%
American Homes 4 Rent, Class A	495,324	14,859,720
American Tower Corp.	123,914	27,813,736
Prologis, Inc.	258,078	25,720,054
Total		68,393,510
Total Real Estate		68,393,510
Utilities 3.5%
Electric Utilities 1.2%
Duke Energy Corp.	275,122	25,190,170
Multi-Utilities 2.3%
Ameren Corp.	292,705	22,848,552
DTE Energy Co.	193,858	23,536,300
Total		46,384,852
Total Utilities		71,575,022
Total Common Stocks (Cost $1,641,576,315)		2,036,790,698

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	30,931,730	30,928,636
Total Money Market Funds (Cost $30,928,329)		30,928,636
Total Investments in Securities (Cost: $1,672,504,644)		2,067,719,334
Other Assets & Liabilities, Net		2,015,709
Net Assets		2,069,735,043
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	15,532,962	553,692,369	(538,297,002)	307	30,928,636	4,193	161,290	30,931,730
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
10	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	206,620,101	—	—	206,620,101
Consumer Discretionary	242,154,645	—	—	242,154,645
Consumer Staples	103,890,473	—	—	103,890,473
Energy	45,136,761	—	—	45,136,761
Financials	222,447,252	—	—	222,447,252
Health Care	283,765,214	—	—	283,765,214
Industrials	189,112,280	—	—	189,112,280
Information Technology	603,695,440	—	—	603,695,440
Real Estate	68,393,510	—	—	68,393,510
Utilities	71,575,022	—	—	71,575,022
Total Common Stocks	2,036,790,698	—	—	2,036,790,698
Money Market Funds	30,928,636	—	—	30,928,636
Total Investments in Securities	2,067,719,334	—	—	2,067,719,334
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	11

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,641,576,315)	$2,036,790,698
Affiliated issuers (cost $30,928,329)	30,928,636
Receivable for:
Dividends	2,071,995
Foreign tax reclaims	55,678
Expense reimbursement due from Investment Manager	462
Prepaid expenses	4,687
Total assets	2,069,852,156
Liabilities
Due to custodian	15,284
Payable for:
Management services fees	38,936
Compensation of board members	27,321
Compensation of chief compliance officer	318
Audit fees	14,750
Proxy expenses	13,232
Other expenses	7,272
Total liabilities	117,113
Net assets applicable to outstanding capital stock	$2,069,735,043
Represented by
Trust capital	$2,069,735,043
Total - representing net assets applicable to outstanding capital stock	$2,069,735,043
Class 1
Net assets	$2,069,731,513
Shares outstanding	145,449,880
Net asset value per share	$14.23
Class 2
Net assets	$3,530
Shares outstanding	250
Net asset value per share	$14.12
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$32,149,194
Dividends — affiliated issuers	161,290
Interfund lending	153
Foreign taxes withheld	(79,634)
Total income	32,231,003
Expenses:
Management services fees	10,211,123
Distribution and/or service fees
Class 2	7
Compensation of board members	31,247
Custodian fees	8,707
Printing and postage fees	4,927
Audit fees	29,500
Legal fees	22,222
Compensation of chief compliance officer	324
Other	43,367
Total expenses	10,351,424
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(577,482)
Total net expenses	9,773,942
Net investment income	22,457,061
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	69,758,209
Investments — affiliated issuers	4,193
Net realized gain	69,762,402
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	186,342,045
Investments — affiliated issuers	307
Net change in unrealized appreciation (depreciation)	186,342,352
Net realized and unrealized gain	256,104,754
Net increase in net assets resulting from operations	$278,561,815
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$22,457,061	$15,424,527
Net realized gain (loss)	69,762,402	(33,204,604)
Net change in unrealized appreciation (depreciation)	186,342,352	315,685,423
Net increase in net assets resulting from operations	278,561,815	297,905,346
Increase (decrease) in net assets from capital stock activity	443,342,869	(20,557,579)
Total increase in net assets	721,904,684	277,347,767
Net assets at beginning of year	1,347,830,359	1,070,482,592
Net assets at end of year	$2,069,735,043	$1,347,830,359

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	38,091,456	517,924,683	100,590	1,063,291
Redemptions	(6,022,948)	(74,581,814)	(1,972,710)	(21,620,870)
Net increase (decrease)	32,068,508	443,342,869	(1,872,120)	(20,557,579)
Total net increase (decrease)	32,068,508	443,342,869	(1,872,120)	(20,557,579)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

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Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$11.89	0.19	2.15	2.34
Year Ended 12/31/2019	$9.29	0.13	2.47	2.60
Year Ended 12/31/2018(c)	$10.00	0.13	(0.84)	(0.71)
Class 2
Year Ended 12/31/2020	$11.83	0.16	2.13	2.29
Year Ended 12/31/2019	$9.27	0.10	2.46	2.56
Year Ended 12/31/2018(c)	$10.00	0.09	(0.82)	(0.73)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on January 4, 2018. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$14.23	19.68%	0.73%	0.69%	1.59%	65%	$2,069,732
Year Ended 12/31/2019	$11.89	27.99%	0.74%	0.69%	1.25%	59%	$1,347,827
Year Ended 12/31/2018(c)	$9.29	(7.10%)	0.75%(d)	0.69%(d)	1.27%(d)	58%	$1,070,480
Class 2
Year Ended 12/31/2020	$14.12	19.36%	0.97%	0.94%	1.32%	65%	$4
Year Ended 12/31/2019	$11.83	27.62%	0.97%	0.94%	0.97%	59%	$3
Year Ended 12/31/2018(c)	$9.27	(7.30%)	0.97%(d)	0.94%(d)	0.84%(d)	58%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.72% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
20	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Transactions with affiliates
For the year ended December 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $179,400,176 and $0, respectively.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. For the year ended December 31, 2020, there were no assets subject to the service fee.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2021
Class 1	0.69%
Class 2	0.94
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,353,016,866 and $903,553,326, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,966,667	0.63	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
22	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
26	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
30	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020	31

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
32	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2020

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Columbia Variable Portfolio – Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
C-2035 AV (02/21)

Annual Report
December 31, 2020
Portfolio Navigator Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
Variable Portfolio — Conservative Portfolio
Variable Portfolio — Moderately Conservative Portfolio
Variable Portfolio — Moderate Portfolio
Variable Portfolio — Moderately Aggressive Portfolio
Variable Portfolio — Aggressive Portfolio
Please remember that you may not buy (nor will you own) shares of the Fund directly. Each Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Portfolio Navigator Funds  |  Annual Report 2020

Fund at a Glance
Variable Portfolio – Conservative Portfolio
Investment objective
Variable Portfolio — Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a conservative level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	9.55	5.58	4.55
Class 2	05/07/10	9.30	5.47	4.50
Class 4	05/07/10	9.24	5.46	4.49
Blended Benchmark		9.89	6.32	5.47
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.84
Russell 3000 Index		20.89	15.43	13.79
MSCI EAFE Index (Net)		7.82	7.45	5.51
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Portfolio Navigator Funds | Annual Report 2020	3

Fund at a Glance   (continued)
Variable Portfolio – Conservative Portfolio
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Alternative Strategies Funds	0.1
Equity Funds	29.9
Fixed Income Funds	67.2
Money Market Funds	2.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Portfolio Navigator Funds | Annual Report 2020

Fund at a Glance
Variable Portfolio – Moderately Conservative Portfolio
Investment objective
Variable Portfolio — Moderately Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	11.28	6.79	5.59
Class 2	05/07/10	11.00	6.68	5.54
Class 4	05/07/10	10.98	6.68	5.54
Blended Benchmark		11.45	7.64	6.61
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.84
Russell 3000 Index		20.89	15.43	13.79
MSCI EAFE Index (Net)		7.82	7.45	5.51
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 24% Russell 3000 Index, and 11% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Portfolio Navigator Funds | Annual Report 2020	5

Fund at a Glance   (continued)
Variable Portfolio – Moderately Conservative Portfolio
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Alternative Strategies Funds	0.2
Equity Funds	39.1
Fixed Income Funds	57.5
Money Market Funds	3.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
6	Portfolio Navigator Funds | Annual Report 2020

Fund at a Glance
Variable Portfolio – Moderate Portfolio
Investment objective
Variable Portfolio — Moderate Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderate level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	13.12	8.05	6.66
Class 2	05/07/10	12.86	7.96	6.61
Class 4	05/07/10	12.79	7.95	6.62
Blended Benchmark		13.01	9.00	7.80
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.84
Russell 3000 Index		20.89	15.43	13.79
MSCI EAFE Index (Net)		7.82	7.45	5.51
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Portfolio Navigator Funds | Annual Report 2020	7

Fund at a Glance   (continued)
Variable Portfolio – Moderate Portfolio
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Alternative Strategies Funds	0.3
Equity Funds	52.7
Fixed Income Funds	43.2
Money Market Funds	3.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
8	Portfolio Navigator Funds | Annual Report 2020

Fund at a Glance
Variable Portfolio – Moderately Aggressive Portfolio
Investment objective
Variable Portfolio — Moderately Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	14.26	9.09	7.55
Class 2	05/07/10	14.03	9.00	7.51
Class 4	05/07/10	14.01	9.00	7.51
Blended Benchmark		14.42	10.31	8.94
Russell 3000 Index		20.89	15.43	13.79
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.84
MSCI EAFE Index (Net)		7.82	7.45	5.51
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Portfolio Navigator Funds | Annual Report 2020	9

Fund at a Glance   (continued)
Variable Portfolio – Moderately Aggressive Portfolio
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Alternative Strategies Funds	0.3
Equity Funds	66.5
Fixed Income Funds	26.6
Money Market Funds	6.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
10	Portfolio Navigator Funds | Annual Report 2020

Fund at a Glance
Variable Portfolio – Aggressive Portfolio
Investment objective
Variable Portfolio – Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with an aggressive level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	15.30	10.09	8.46
Class 2	05/07/10	14.99	9.99	8.41
Class 4	05/07/10	14.96	10.00	8.43
Blended Benchmark		15.55	11.50	9.96
Russell 3000 Index		20.89	15.43	13.79
MSCI EAFE Index (Net)		7.82	7.45	5.51
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.84
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 56% Russell 3000 Index, 24% MSCI EAFE Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Portfolio Navigator Funds | Annual Report 2020	11

Fund at a Glance   (continued)
Variable Portfolio – Aggressive Portfolio
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Alternative Strategies Funds	0.4
Equity Funds	81.4
Fixed Income Funds	14.1
Money Market Funds	4.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
12	Portfolio Navigator Funds | Annual Report 2020

MANAGER DISCUSSION OF FUND PERFORMANCE

During the period, the Funds’ bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 7.51%; the Funds’ domestic equity benchmark, the Russell 3000 Index, returned 20.89%; and the Funds’ international equity benchmark, the MSCI EAFE Index (Net), returned 7.82%. While these individual benchmark returns are informative, we believe that the Blended Benchmarks, which are comprised of these individual indices in varying percentages, serve as a more relevant performance comparison for each of the Funds.
•	Variable Portfolio – Conservative Portfolio Class 2 shares returned 9.30%, underperforming its Blended Benchmark, which returned 9.89%.
•	Variable Portfolio – Moderately Conservative Portfolio Class 2 shares returned 11.00%, underperforming its Blended Benchmark, which returned 11.45%.
•	Variable Portfolio – Moderate Portfolio Class 2 shares returned 12.86%, underperforming its Blended Benchmark, which returned 13.01%.
•	Variable Portfolio – Moderately Aggressive Portfolio Class 2 shares returned 14.03%, underperforming its Blended Benchmark, which returned 14.42%.
•	Variable Portfolio – Aggressive Portfolio Class 2 shares returned 14.99%, underperforming its Blended Benchmark, which returned 15.55%.
Market overview
After a benign start to the year, capital markets plunged beginning in mid-February amid mounting concerns about the impact of COVID-19 on the economy. Globally, policymakers reacted quickly and with measures of unprecedented scope. Liquidity injections and fiscal stimulus from major governments across the globe, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility related to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
For the full year, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities continuing to outperform overseas equities. One of the more prominent aspects of equity market returns was the continued dominance of growth-oriented strategies versus value-oriented strategies.
The Funds’ most notable contributors during the period:
•	Underweight allocation to fixed income in each of the Funds and an overweight to equity were meaningful contributors during the period.
•	Allocations to underlying U.S. equity funds and core fixed-income funds also contributed.
The Funds’ most notable detractors during the period:
•	Underlying international equity funds, particularly those with a style bias toward value-oriented securities, detracted.
•	Cash allocations in each of the Funds detracted from relative results.
Variable Portfolio - Moderate Fund and Variable Portfolio - Moderately Aggressive Portfolio experienced increased portfolio turnover during the year as a result of higher market volatility.
Derivatives usage
During the period, the use of futures contracts, on stand-alone basis, detracted from the performance of Variable Portfolio - Conservative Portfolio.
The views expressed in this report reflect the current views of the respective partieswho have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
Portfolio Navigator Funds | Annual Report 2020	13

MANAGER DISCUSSION OF FUND PERFORMANCE   (continued)

parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
14	Portfolio Navigator Funds | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Conservative Portfolio
Class 1	1,000.00	1,000.00	1,069.80	1,024.53	0.62	0.61	0.12	3.43	3.36	0.66
Class 2	1,000.00	1,000.00	1,068.00	1,023.28	1.92	1.88	0.37	4.73	4.63	0.91
Class 4	1,000.00	1,000.00	1,068.10	1,023.28	1.92	1.88	0.37	4.73	4.63	0.91
Variable Portfolio – Moderately Conservative Portfolio
Class 1	1,000.00	1,000.00	1,098.30	1,024.53	0.63	0.61	0.12	3.59	3.46	0.68
Class 2	1,000.00	1,000.00	1,096.90	1,023.28	1.95	1.88	0.37	4.90	4.73	0.93
Class 4	1,000.00	1,000.00	1,096.70	1,023.28	1.95	1.88	0.37	4.90	4.73	0.93
Portfolio Navigator Funds | Annual Report 2020	15

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Moderate Portfolio
Class 1	1,000.00	1,000.00	1,130.00	1,024.53	0.64	0.61	0.12	3.85	3.66	0.72
Class 2	1,000.00	1,000.00	1,128.60	1,023.28	1.98	1.88	0.37	5.19	4.93	0.97
Class 4	1,000.00	1,000.00	1,127.90	1,023.28	1.98	1.88	0.37	5.19	4.93	0.97
Variable Portfolio – Moderately Aggressive Portfolio
Class 1	1,000.00	1,000.00	1,159.80	1,024.43	0.76	0.71	0.14	4.13	3.87	0.76
Class 2	1,000.00	1,000.00	1,158.60	1,023.18	2.12	1.98	0.39	5.48	5.14	1.01
Class 4	1,000.00	1,000.00	1,158.40	1,023.18	2.12	1.98	0.39	5.48	5.14	1.01
Variable Portfolio – Aggressive Portfolio
Class 1	1,000.00	1,000.00	1,192.00	1,024.48	0.72	0.66	0.13	4.41	4.07	0.80
Class 2	1,000.00	1,000.00	1,190.40	1,023.23	2.09	1.93	0.38	5.78	5.34	1.05
Class 4	1,000.00	1,000.00	1,190.60	1,023.23	2.09	1.93	0.38	5.78	5.34	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
16	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments
Variable Portfolio – Conservative Portfolio, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.1%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	370,198	1,602,958
Total Alternative Strategies Funds (Cost $1,888,167)		1,602,958

Equity Funds 29.7%

Global Real Estate 0.2%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	361,945	2,873,844
International 9.8%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	850,625	18,628,680
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	2,103,219	29,823,653
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	1,684,027	19,433,668
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	2,272,478	27,701,503
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	1,484,008	20,568,353
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	2,177,404	20,162,763
Total		136,318,620
U.S. Large Cap 16.8%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	736,923	24,126,863
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	317,572	21,204,278
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	143,275	4,288,229
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	682,034	20,106,355
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	1,583,103	22,527,557
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	534,338	15,832,440
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	421,875	20,899,682
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	382,460	18,293,094
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	945,564	28,556,023
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	230,719	14,436,102
Equity Funds (continued)
	Shares	Value ($)
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	566,533	15,234,064
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	976,314	27,248,916
Total		232,753,603
U.S. Mid Cap 1.7%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	356,928	11,692,953
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	301,150	12,356,177
Total		24,049,130
U.S. Small Cap 1.2%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	152,404	2,464,367
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	127,485	3,820,736
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	159,970	5,634,141
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	140,824	4,264,162
Total		16,183,406
Total Equity Funds (Cost $311,125,404)		412,178,603

Fixed Income Funds 66.7%

Emerging Markets 0.6%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	825,113	8,226,376
High Yield 0.4%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	732,699	5,649,106
Investment Grade 65.3%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	17,291,371	199,369,510
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	1,007,831	10,138,776
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	3,543,493	43,868,436
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	5,574,766	60,374,716
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	5,265,228	61,708,475
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	17

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2020
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	11,824,612	136,219,530
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	3,597,661	37,127,862
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	30,569,009	358,268,789
Total		907,076,094
Multisector 0.4%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	1,242,223	5,465,781
Total Fixed Income Funds (Cost $868,699,150)		926,417,357

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(c)	38,481,936	38,478,088
Total Money Market Funds (Cost $38,479,986)		38,478,088
Total Investments in Securities (Cost: $1,220,192,707)		1,378,677,006
Other Assets & Liabilities, Net		9,135,770
Net Assets		1,387,812,776

At December 31, 2020, securities and/or cash totaling $9,407,728 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	33	03/2021	USD	3,258,420	99,090	—
U.S. Treasury 10-Year Note	244	03/2021	USD	33,691,063	—	(7,232)
U.S. Ultra Treasury Bond	204	03/2021	USD	43,566,750	—	(846,351)
Total					99,090	(853,583)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	(245)	03/2021	EUR	(8,697,500)	—	(122,986)
Mini MSCI EAFE Index	(75)	03/2021	USD	(7,990,500)	—	(112,483)
Mini MSCI Emerging Markets Index	(250)	03/2021	USD	(16,102,500)	—	(478,140)
S&P 500 Index E-mini	(298)	03/2021	USD	(55,857,120)	—	(1,479,840)
TOPIX Index	(91)	03/2021	JPY	(1,642,095,000)	—	(411,460)
Total					—	(2,604,909)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 35	Morgan Stanley	12/20/2025	1.000	Quarterly	0.504	USD	24,535,000	38,914	—	—	38,914	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2020
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	45,513,393	107,031,947	(114,065,838)	(1,414)	38,478,088	—	(4,712)	270,788	38,481,936
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	11,032,227	296,429	(9,745,316)	19,618	1,602,958	—	(1,508,316)	296,429	370,198
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	8,064,101	14,426,557	(1,383,804)	3,020,009	24,126,863	—	896,130	—	736,923
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	18,715,304	7,337,183	(4,885,709)	37,500	21,204,278	—	3,465,225	—	317,572
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	12,983,477	—	(14,135,856)	1,152,379	—	—	(1,381,533)	—	—
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	1,169,309	3,060,000	—	58,920	4,288,229	—	—	—	143,275
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	5,002,070	2,985,398	—	238,908	8,226,376	—	—	266,398	825,113
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	1,941,458	12,112,049	—	4,575,173	18,628,680	1,211,988	—	50,474	850,625
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.010%
	15,952,799	48,645	(16,001,444)	—	—	6,557	—	41,603	—
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	5,334,536	252,943	—	61,627	5,649,106	—	—	252,944	732,699
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	213,728,226	34,711,651	(60,854,042)	11,783,675	199,369,510	2,185,359	2,801,431	5,402,324	17,291,371
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	3,204,539	12,019,795	—	4,882,021	20,106,355	—	—	—	682,034
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	14,006,700	327,247	(4,720,870)	525,699	10,138,776	—	(161,001)	327,246	1,007,831
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	26,721,635	15,173,028	(1,469,181)	3,442,954	43,868,436	578,306	354,767	1,032,738	3,543,493
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	14,302,832	12,695,589	—	2,825,232	29,823,653	263,253	—	327,565	2,103,219
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	11,195,560	8,671,975	—	2,660,022	22,527,557	—	—	—	1,583,103
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	4,561,214	9,309,794	(282,131)	2,243,563	15,832,440	—	246,626	—	534,338
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	2,265,095	93,932	—	105,340	2,464,367	82,023	—	11,909	152,404
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	2,232,729	48,880	—	1,539,127	3,820,736	48,879	—	—	127,485
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	5,116,962	184,259	—	164,560	5,465,781	—	—	184,259	1,242,223
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	39,870,041	28,746,702	(8,801,460)	559,433	60,374,716	196,362	318,277	1,426,371	5,574,766
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	19

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	73,908,438	43,550,466	(58,278,999)	2,528,570	61,708,475	—	1,721,606	1,123,497	5,265,228
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	7,323,086	336,140	(10,887,448)	3,228,222	—	—	(3,317,083)	336,141	—
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	7,555,241	404,525	(4,834,430)	(251,492)	2,873,844	286,085	(196,430)	118,441	361,945
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	18,611,281	11,075,296	(13,153,283)	2,900,374	19,433,668	—	(1,078,554)	35,708	1,684,027
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	14,383,685	5,424,793	(2,446,912)	3,538,116	20,899,682	—	1,564,088	—	421,875
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	14,110,342	5,424,794	(3,536,706)	2,294,664	18,293,094	—	3,683,574	—	382,460
CTIVP® – MFS® Value Fund, Class 1 Shares
	23,788,035	15,502,794	(9,072,686)	(1,662,120)	28,556,023	—	4,260,248	—	945,564
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	20,176,600	5,424,794	(10,046,549)	(1,118,743)	14,436,102	—	10,992,451	—	230,719
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	2,926,397	15,239,793	(4,385,506)	1,453,380	15,234,064	—	271,064	—	566,533
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	115,532,698	32,368,504	(16,034,040)	4,352,368	136,219,530	2,172,493	1,293,460	3,072,041	11,824,612
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	4,082,605	5,424,794	—	2,185,554	11,692,953	—	—	—	356,928
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	40,240,618	1,260,317	(4,541,417)	168,344	37,127,862	123,877	18,451	1,136,440	3,597,661
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	3,709,998	5,424,793	—	3,221,386	12,356,177	—	—	—	301,150
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	1,145,404	16,564	(1,749,679)	587,711	—	—	(936,949)	16,563	—
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	211,735,300	145,149,815	(10,508,461)	11,892,135	358,268,789	3,128,740	435,223	7,158,663	30,569,009
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	19,512,578	5,490,793	(1,184,355)	3,429,900	27,248,916	—	1,443,783	—	976,314
Variable Portfolio - Partners International Core Equity Fund, Class 1 Shares
	18,813,343	10,974,971	(6,246,251)	4,159,440	27,701,503	77,308	936,190	48,075	2,272,478
Variable Portfolio - Partners International Growth Fund, Class 1 Shares
	6,839,767	11,012,727	(1,928,768)	4,644,627	20,568,353	137,286	(74,768)	25,854	1,484,008
Variable Portfolio - Partners International Value Fund, Class 1 Shares
	6,737,543	10,927,615	(311,403)	2,809,008	20,162,763	—	(60,403)	78,027	2,177,404
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	3,637,643	557,034	—	1,439,464	5,634,141	—	—	—	159,970
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	3,699,648	393,517	—	170,997	4,264,162	—	—	—	140,824
Total	1,081,384,457			91,866,251	1,378,677,006	10,498,516	25,982,845	23,040,498	140,019,317

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2020
Notes to Portfolio of Investments  (continued)
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2020.
Currency Legend
EUR	Euro
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	1,602,958	1,602,958
Equity Funds	—	—	—	412,178,603	412,178,603
Fixed Income Funds	—	—	—	926,417,357	926,417,357
Money Market Funds	38,478,088	—	—	—	38,478,088
Total Investments in Securities	38,478,088	—	—	1,340,198,918	1,378,677,006
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	21

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Asset
Futures Contracts	99,090	—	—	—	99,090
Swap Contracts	—	38,914	—	—	38,914
Liability
Futures Contracts	(3,458,492)	—	—	—	(3,458,492)
Total	35,118,686	38,914	—	1,340,198,918	1,375,356,518
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.3%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	1,783,823	7,723,952
Total Alternative Strategies Funds (Cost $9,098,251)		7,723,952

Equity Funds 38.9%

Global Real Estate 0.4%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	1,721,066	13,665,261
International 11.3%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	661,378	14,484,172
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	6,429,697	91,173,100
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	4,380,660	50,552,817
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	9,529,078	116,159,465
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	2,979,294	41,293,019
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	4,363,557	40,406,534
Total		354,069,107
U.S. Large Cap 23.7%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	1,954,383	63,986,515
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	871,562	58,194,227
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	499,605	14,953,164
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	2,154,764	63,522,454
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	5,940,301	84,530,487
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	1,690,830	50,099,283
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	1,356,550	67,203,495
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	1,239,705	59,295,086
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	3,135,966	94,706,161
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	692,442	43,326,083
Equity Funds (continued)
	Shares	Value ($)
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	1,982,526	53,310,119
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	3,330,279	92,948,097
Total		746,075,171
U.S. Mid Cap 1.1%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	490,276	16,061,425
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	462,754	18,986,816
Total		35,048,241
U.S. Small Cap 2.4%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	748,884	12,109,451
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	626,439	18,774,396
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	663,713	23,375,964
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	647,657	19,611,047
Total		73,870,858
Total Equity Funds (Cost $840,262,015)		1,222,728,638

Fixed Income Funds 57.2%

Emerging Markets 0.7%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	2,095,549	20,892,622
High Yield 0.5%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	1,863,770	14,369,669
Investment Grade 55.6%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	24,388,952	281,204,613
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	4,758,287	47,868,369
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	6,183,145	76,547,336
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,747,895	29,759,704
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	21,517,719	252,187,670
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	23

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2020
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	24,160,917	278,333,761
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	10,298,001	106,275,369
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	57,804,376	677,467,286
Total		1,749,644,108
Multisector 0.4%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	3,209,684	14,122,611
Total Fixed Income Funds (Cost $1,682,327,232)		1,799,029,010

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(c)	100,960,564	100,950,468
Total Money Market Funds (Cost $100,958,447)		100,950,468
Total Investments in Securities (Cost: $2,632,645,945)		3,130,432,068
Other Assets & Liabilities, Net		14,146,539
Net Assets		3,144,578,607

At December 31, 2020, securities and/or cash totaling $14,404,595 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	561	03/2021	EUR	19,915,500	320,442	—
SPI 200 Index	92	03/2021	AUD	15,035,100	—	(141,640)
U.S. Ultra Treasury Bond	211	03/2021	USD	45,061,688	105,054	—
U.S. Ultra Treasury Bond	265	03/2021	USD	56,594,063	—	(1,099,427)
Total					425,496	(1,241,067)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Mini MSCI EAFE Index	(74)	03/2021	USD	(7,883,960)	—	(46,244)
Mini MSCI Emerging Markets Index	(296)	03/2021	USD	(19,065,360)	—	(566,118)
Russell 2000 Index E-mini	(67)	03/2021	USD	(6,615,580)	—	(156,329)
S&P 500 Index E-mini	(166)	03/2021	USD	(31,115,040)	—	(824,341)
TOPIX Index	(79)	03/2021	JPY	(1,425,555,000)	—	(357,201)
U.S. Treasury 10-Year Note	(180)	03/2021	USD	(24,854,063)	3,944	—
U.S. Treasury 2-Year Note	(63)	03/2021	USD	(13,921,523)	—	(13,295)
Total					3,944	(1,963,528)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 35	Morgan Stanley	12/20/2025	1.000	Quarterly	0.504	USD	59,974,000	87,897	—	—	87,897	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2020
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	112,213,107	204,342,237	(215,597,532)	(7,344)	100,950,468	—	(2,359)	681,200	100,960,564
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	33,029,614	1,428,362	(26,408,044)	(325,980)	7,723,952	—	(4,317,043)	1,428,362	1,783,823
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	32,394,239	31,087,084	(3,843,696)	4,348,888	63,986,515	—	3,792,008	—	1,954,383
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	66,891,792	3,394,394	(12,326,637)	234,678	58,194,227	—	6,671,536	—	871,562
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	31,047,388	—	(33,266,319)	2,218,931	—	—	(2,766,907)	—	—
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	26,951,487	—	(6,583,734)	(5,414,589)	14,953,164	—	5,023,735	—	499,605
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	12,014,764	8,287,573	—	590,285	20,892,622	—	—	676,573	2,095,549
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	9,003,230	3,147,088	—	2,333,854	14,484,172	1,166,867	—	60,979	661,378
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.010%
	14,985,911	45,697	(15,031,608)	—	—	6,160	—	39,081	—
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	12,604,102	1,583,005	—	182,562	14,369,669	—	—	623,385	1,863,770
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	362,423,829	15,041,073	(112,915,117)	16,654,828	281,204,613	3,226,503	4,735,168	7,976,088	24,388,952
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	43,136,858	4,260,621	—	16,124,975	63,522,454	—	—	—	2,154,764
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	54,902,821	4,239,714	(13,489,513)	2,215,347	47,868,369	—	(763,340)	1,360,852	4,758,287
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	74,473,945	3,240,875	(8,197,541)	7,030,057	76,547,336	1,163,355	1,983,398	2,077,519	6,183,145
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	73,235,605	14,129,685	(1,134,861)	4,942,671	91,173,100	823,930	(140,861)	1,176,165	6,429,697
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	47,197,932	25,496,760	—	11,835,795	84,530,487	—	—	—	5,940,301
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	166,885	46,364,819	—	3,567,579	50,099,283	—	—	—	1,690,830
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	11,130,262	461,568	—	517,621	12,109,451	403,048	—	58,521	748,884
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	10,971,222	240,185	—	7,562,989	18,774,396	240,185	—	—	626,439
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	12,271,944	1,420,737	—	429,930	14,122,611	—	—	461,117	3,209,684
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	40,730,745	1,017,658	(12,089,059)	100,360	29,759,704	123,144	637,114	894,514	2,747,895
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	25

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	268,754,681	44,713,934	(76,555,449)	15,274,504	252,187,670	—	982,836	5,026,452	21,517,719
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	21,608,170	991,847	(30,771,908)	8,171,891	—	—	(8,434,091)	991,848	—
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	33,436,470	1,923,538	(19,553,297)	(2,141,450)	13,665,261	1,360,349	(45,297)	563,190	1,721,066
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	94,990,414	3,018,344	(45,048,466)	(2,407,475)	50,552,817	—	480,956	139,482	4,380,660
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	61,312,865	959,621	(5,292,608)	10,223,617	67,203,495	—	6,241,392	—	1,356,550
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	74,829,875	1,439,431	(12,764,150)	(4,210,070)	59,295,086	—	23,803,100	—	1,239,705
CTIVP® – MFS® Value Fund, Class 1 Shares
	125,582,446	36,250,431	(30,163,520)	(36,963,196)	94,706,161	—	42,265,184	—	3,135,966
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	94,986,291	—	(23,869,718)	(27,790,490)	43,326,083	—	61,738,283	—	692,442
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	84,503,896	—	(12,990,822)	(18,202,955)	53,310,119	—	18,405,258	—	1,982,526
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	181,853,075	110,624,344	(23,114,264)	8,970,606	278,333,761	4,595,930	2,338,082	6,498,932	24,160,917
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	14,865,153	—	—	1,196,272	16,061,425	—	—	—	490,276
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	114,889,690	3,562,187	(12,656,040)	479,532	106,275,369	350,127	70,132	3,212,060	10,298,001
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	14,891,438	—	—	4,095,378	18,986,816	—	—	—	462,754
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	6,074,066	87,836	(9,095,022)	2,933,120	—	—	(4,785,125)	87,836	—
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	461,789,533	222,093,054	(29,460,972)	23,045,671	677,467,286	6,073,528	1,081,843	13,896,437	57,804,376
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	81,931,113	13,519,431	(6,527,102)	4,024,655	92,948,097	—	10,184,643	—	3,330,279
Variable Portfolio - Partners International Core Equity Fund, Class 1 Shares
	95,518,910	9,106,053	—	11,534,502	116,159,465	292,611	—	186,251	9,529,078
Variable Portfolio - Partners International Growth Fund, Class 1 Shares
	33,129,635	13,623,913	(12,334,653)	6,874,124	41,293,019	397,956	391,522	61,096	2,979,294
Variable Portfolio - Partners International Value Fund, Class 1 Shares
	32,637,715	19,768,342	(15,416,974)	3,417,451	40,406,534	—	(2,690,801)	169,858	4,363,557
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	18,009,941	1,439,431	(1,035,727)	4,962,319	23,375,964	—	2,333,154	—	663,713
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	18,791,575	1,439,430	(933,525)	313,567	19,611,047	—	833,847	—	647,657
Total	3,016,164,634			88,945,010	3,130,432,068	20,223,693	170,047,367	48,347,798	320,326,048

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2020
Notes to Portfolio of Investments  (continued)
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2020.
Currency Legend
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	7,723,952	7,723,952
Equity Funds	—	—	—	1,222,728,638	1,222,728,638
Fixed Income Funds	—	—	—	1,799,029,010	1,799,029,010
Money Market Funds	100,950,468	—	—	—	100,950,468
Total Investments in Securities	100,950,468	—	—	3,029,481,600	3,130,432,068
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	27

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Derivatives
Asset
Futures Contracts	429,440	—	—	—	429,440
Swap Contracts	—	87,897	—	—	87,897
Liability
Futures Contracts	(3,204,595)	—	—	—	(3,204,595)
Total	98,175,313	87,897	—	3,029,481,600	3,127,744,810
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments
Variable Portfolio – Moderate Portfolio, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.3%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	12,895,917	55,839,319
Total Alternative Strategies Funds (Cost $65,774,631)		55,839,319

Equity Funds 52.4%

Global Real Estate 0.7%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	14,191,991	112,684,409
International 14.4%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	4,235,770	92,763,356
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	49,232,402	698,115,463
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	32,089,063	370,307,787
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	65,582,031	799,444,956
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	21,424,167	296,938,959
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	30,564,359	283,025,965
Total		2,540,596,486
U.S. Large Cap 32.5%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	13,533,085	443,073,196
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	7,149,829	477,394,061
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	17,626,174	519,619,615
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	46,705,297	664,616,374
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	16,909,429	501,026,385
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	11,158,121	552,773,335
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	10,075,475	481,909,997
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	21,431,677	647,236,655
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	5,493,477	343,726,851
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	13,277,283	357,026,131
Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	26,269,780	733,189,555
Total		5,721,592,155
U.S. Mid Cap 1.6%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	3,996,780	130,934,490
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	3,822,074	156,819,701
Total		287,754,191
U.S. Small Cap 3.2%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	6,073,090	98,201,867
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	5,080,126	152,251,384
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	4,774,594	168,161,178
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	4,560,405	138,089,063
Total		556,703,492
Total Equity Funds (Cost $6,251,008,939)		9,219,330,733

Fixed Income Funds 43.0%

Emerging Markets 0.7%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	11,837,326	118,018,144
High Yield 0.4%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	8,471,423	65,314,672
Investment Grade 41.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	131,452,681	1,515,649,409
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	13,073,193	131,516,322
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	61,465,410	760,941,769
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	25,859,733	280,060,912
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	104,666,870	1,226,695,720
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	92,624,114	1,067,029,797
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	29

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2020
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	95,053,521	980,952,332
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	114,855,076	1,346,101,491
Total		7,308,947,752
Multisector 0.4%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	14,866,767	65,413,776
Total Fixed Income Funds (Cost $6,977,699,671)		7,557,694,344

Money Market Funds 3.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(c)	627,326,872	627,264,139
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.010%(a),(c)	29,909,632	29,909,632
Total Money Market Funds (Cost $657,235,913)		657,173,771
Total Investments in Securities (Cost: $13,951,719,154)		17,490,038,167
Other Assets & Liabilities, Net		108,852,848
Net Assets		17,598,891,015

At December 31, 2020, securities and/or cash totaling $111,590,841 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	8,291	03/2021	EUR	294,330,500	4,735,800	—
FTSE 100 Index	1,045	03/2021	GBP	67,089,000	—	(496,504)
SPI 200 Index	670	03/2021	AUD	109,494,750	—	(1,031,508)
U.S. Ultra Treasury Bond	1,216	03/2021	USD	259,692,000	605,427	—
U.S. Ultra Treasury Bond	814	03/2021	USD	173,839,875	—	(3,377,107)
Total					5,341,227	(4,905,119)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Mini MSCI Emerging Markets Index	(1,803)	03/2021	USD	(116,131,230)	—	(3,448,345)
Russell 2000 Index E-mini	(185)	03/2021	USD	(18,266,900)	—	(431,656)
S&P 500 Index E-mini	(324)	03/2021	USD	(60,730,560)	—	(1,608,954)
TOPIX Index	(1,184)	03/2021	JPY	(21,365,280,000)	—	(5,353,496)
U.S. Treasury 10-Year Note	(1,795)	03/2021	USD	(247,850,234)	39,330	—
Total					39,330	(10,842,451)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 35	Morgan Stanley	12/20/2025	1.000	Quarterly	0.504	USD	463,142,000	706,454	—	—	706,454	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2020
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	303,607,262	1,286,170,218	(962,453,916)	(59,425)	627,264,139	—	(12,126)	2,030,280	627,326,872
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	196,307,358	10,326,157	(147,757,012)	(3,037,184)	55,839,319	—	(25,192,012)	10,326,156	12,895,917
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	345,912,549	130,893,831	(48,295,451)	14,562,267	443,073,196	—	45,950,410	—	13,533,085
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	805,048,172	55,861	(246,166,131)	(81,543,841)	477,394,061	—	145,437,635	—	7,149,829
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	144,289,156	—	(157,761,226)	13,472,070	—	—	(16,018,725)	—	—
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	67,466,544	47,226,823	—	3,324,777	118,018,144	—	—	3,821,823	11,837,326
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	69,442,246	9,003,096	—	14,318,014	92,763,356	8,525,085	—	453,185	4,235,770
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.010%
	29,817,207	92,425	—	—	29,909,632	12,256	—	79,140	29,909,632
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	61,640,833	2,960,016	—	713,823	65,314,672	—	—	2,922,776	8,471,423
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	1,502,031,667	60,423,146	(153,109,560)	106,304,156	1,515,649,409	17,366,960	10,882,163	42,932,053	131,452,681
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	406,056,276	24,826	(7,772,673)	121,311,186	519,619,615	—	13,515,327	—	17,626,174
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	156,286,262	3,820,923	(34,570,775)	5,979,912	131,516,322	—	(1,772,430)	3,808,510	13,073,193
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	678,437,984	31,128,654	(26,449,450)	77,824,581	760,941,769	11,160,681	6,348,894	19,930,732	61,465,410
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	472,968,005	174,653,123	—	50,494,335	698,115,463	6,297,899	—	8,515,057	49,232,402
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	483,184,015	81,510,240	—	99,922,119	664,616,374	—	—	—	46,705,297
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	51,215,413	467,493,474	(26,718,691)	9,036,189	501,026,385	—	22,478,826	—	16,909,429
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	90,261,110	3,743,100	—	4,197,657	98,201,867	3,268,524	—	474,576	6,073,090
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	88,971,370	1,947,784	—	61,332,230	152,251,384	1,947,784	—	—	5,080,126
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	61,202,895	2,241,118	—	1,969,763	65,413,776	—	—	2,203,878	14,866,767
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	298,416,075	8,572,838	(31,322,050)	4,394,049	280,060,912	1,034,371	1,476,295	7,513,641	25,859,733
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	1,066,219,151	249,143,323	(161,423,886)	72,757,132	1,226,695,720	—	2,567,836	24,534,191	104,666,870
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	31

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	127,266,870	5,841,744	(180,659,670)	47,551,056	—	—	(49,095,354)	5,841,744	—
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	253,917,827	15,861,597	(139,678,400)	(17,416,615)	112,684,409	11,217,500	(1,113,400)	4,644,096	14,191,991
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	785,619,235	1,200,676	(400,019,520)	(16,492,604)	370,307,787	—	(11,940,664)	1,151,023	32,089,063
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	711,571,234	43,447	(132,251,843)	(26,589,503)	552,773,335	—	168,599,157	—	11,158,121
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	689,466,082	—	(114,241,628)	(93,314,457)	481,909,997	—	256,685,568	—	10,075,475
CTIVP® – MFS® Value Fund, Class 1 Shares
	816,411,859	281,265,066	(165,700,492)	(284,739,778)	647,236,655	—	308,459,230	—	21,431,677
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	752,502,447	—	(153,248,364)	(255,527,232)	343,726,851	—	528,472,807	—	5,493,477
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	674,150,745	31,950,140	(131,844,039)	(217,230,715)	357,026,131	—	198,209,683	—	13,277,283
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	896,158,780	287,010,410	(148,607,295)	32,467,902	1,067,029,797	18,152,089	15,384,428	25,668,188	92,624,114
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	121,182,348	—	—	9,752,142	130,934,490	—	—	—	3,996,780
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	993,717,352	32,020,701	(48,883,371)	4,097,650	980,952,332	3,144,874	314,146	28,851,001	95,053,521
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	122,994,345	—	—	33,825,356	156,819,701	—	—	—	3,822,074
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	43,186,973	624,519	(64,144,331)	20,332,839	—	—	(33,500,703)	624,519	—
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	985,993,199	460,357,324	(156,544,883)	56,295,851	1,346,101,491	12,464,650	7,446,839	28,519,540	114,855,076
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	224,165,786	559,700,652	(66,805,480)	16,128,597	733,189,555	—	86,694,147	—	26,269,780
Variable Portfolio - Partners International Core Equity Fund, Class 1 Shares
	736,202,398	28,809,755	(39,182,895)	73,615,698	799,444,956	2,237,829	8,652,522	1,427,685	65,582,031
Variable Portfolio - Partners International Growth Fund, Class 1 Shares
	258,536,664	68,482,969	(83,983,564)	53,902,890	296,938,959	3,026,823	(1,987,703)	477,906	21,424,167
Variable Portfolio - Partners International Value Fund, Class 1 Shares
	254,659,637	110,915,251	(103,589,972)	21,041,049	283,025,965	—	(21,594,110)	1,318,010	30,564,359
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	139,845,081	24,827	(6,848,202)	35,139,472	168,161,178	—	17,796,143	—	4,774,594
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	144,148,568	—	(6,111,491)	51,986	138,089,063	—	5,711,831	—	4,560,405
Total	17,110,478,980			70,165,394	17,490,038,167	99,857,325	1,688,856,660	228,069,710	1,779,615,014

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2020
Currency Legend
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	55,839,319	55,839,319
Equity Funds	—	—	—	9,219,330,733	9,219,330,733
Fixed Income Funds	—	—	—	7,557,694,344	7,557,694,344
Money Market Funds	657,173,771	—	—	—	657,173,771
Total Investments in Securities	657,173,771	—	—	16,832,864,396	17,490,038,167
Investments in Derivatives
Asset
Futures Contracts	5,380,557	—	—	—	5,380,557
Swap Contracts	—	706,454	—	—	706,454
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	33

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Liability
Futures Contracts	(15,747,570)	—	—	—	(15,747,570)
Total	646,806,758	706,454	—	16,832,864,396	17,480,377,608
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.3%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	5,999,365	25,977,249
Total Alternative Strategies Funds (Cost $30,583,942)		25,977,249

Equity Funds 66.0%

Global Real Estate 0.9%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	8,451,046	67,101,308
International 17.1%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	987,430	21,624,727
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	25,597,420	362,971,414
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	15,710,606	181,300,397
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	35,274,199	429,992,481
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	11,046,483	153,104,252
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	17,449,855	161,585,658
Total		1,310,578,929
U.S. Large Cap 42.2%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	6,788,892	222,268,323
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	3,627,653	242,218,406
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	10,439,199	307,747,588
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	26,643,148	379,131,996
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	9,197,740	272,529,025
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	6,617,578	327,834,835
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	5,968,053	285,451,974
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	11,627,261	351,143,271
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	3,389,929	212,107,855
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	7,069,485	190,098,458
Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	15,911,115	444,079,209
Total		3,234,610,940
U.S. Mid Cap 2.3%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	2,423,369	79,389,572
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	2,289,745	93,948,207
Total		173,337,779
U.S. Small Cap 3.5%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	2,382,253	38,521,036
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	3,000,891	89,936,711
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	2,244,848	79,063,539
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	2,099,347	63,568,226
Total		271,089,512
Total Equity Funds (Cost $3,410,187,980)		5,056,718,468

Fixed Income Funds 26.5%

Emerging Markets 0.6%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	4,565,428	45,517,319
High Yield 0.3%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	2,764,884	21,317,257
Investment Grade 25.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	42,950,249	495,216,374
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	5,268,537	53,001,478
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	9,231,888	114,290,770
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	9,914,964	107,379,062
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	29,415,063	344,744,538
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	16,909,402	194,796,316
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	35

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2020
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	10,211,551	105,383,204
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	45,290,589	530,805,701
Total		1,945,617,443
Multisector 0.2%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	3,222,163	14,177,518
Total Fixed Income Funds (Cost $1,877,545,394)		2,026,629,537

Money Market Funds 6.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(c)	500,690,853	500,640,784
Total Money Market Funds (Cost $500,704,445)		500,640,784
Total Investments in Securities (Cost: $5,819,021,761)		7,609,966,038
Other Assets & Liabilities, Net		51,155,200
Net Assets		7,661,121,238

At December 31, 2020, securities and/or cash totaling $53,086,280 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	4,825	03/2021	EUR	171,287,500	2,756,029	—
FTSE 100 Index	669	03/2021	GBP	42,949,800	—	(317,858)
Russell 2000 Index E-mini	747	03/2021	USD	73,758,780	2,243,042	—
SPI 200 Index	370	03/2021	AUD	60,467,250	—	(569,638)
U.S. Ultra Treasury Bond	415	03/2021	USD	88,628,438	206,622	—
U.S. Ultra Treasury Bond	680	03/2021	USD	145,222,500	—	(2,821,171)
Total					5,205,693	(3,708,667)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	(425)	03/2021	USD	(79,662,000)	—	(1,649,247)
TOPIX Index	(287)	03/2021	JPY	(5,178,915,000)	—	(1,297,680)
U.S. Treasury 10-Year Note	(404)	03/2021	USD	(55,783,563)	8,852	—
U.S. Treasury 2-Year Note	(149)	03/2021	USD	(32,925,508)	—	(31,444)
Total					8,852	(2,978,371)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 35	Morgan Stanley	12/20/2025	1.000	Quarterly	0.504	USD	160,781,000	231,495	—	—	231,495	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2020
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	301,359,290	703,010,006	(503,666,177)	(62,335)	500,640,784	—	29,706	1,927,262	500,690,853
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	119,793,415	5,165,836	(99,731,827)	749,825	25,977,249	—	(20,222,827)	4,803,876	5,999,365
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	153,079,130	127,191,723	(43,232,352)	(14,770,178)	222,268,323	—	43,042,614	—	6,788,892
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	444,202,685	434,353	(147,894,712)	(54,523,920)	242,218,406	—	86,883,554	—	3,627,653
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	56,485,533	361,961	(62,490,238)	5,642,744	—	—	(6,654,017)	—	—
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	23,296,150	21,004,003	—	1,217,166	45,517,319	—	—	1,474,003	4,565,428
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	37,230,078	3,858,977	(19,212,763)	(251,565)	21,624,727	3,291,012	2,355,978	206,002	987,430
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	20,130,204	954,499	—	232,554	21,317,257	—	—	954,498	2,764,884
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	520,718,601	21,023,577	(80,190,967)	33,665,163	495,216,374	5,888,285	6,083,999	14,556,155	42,950,249
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	209,353,044	19,873,392	—	78,521,152	307,747,588	—	—	—	10,439,199
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	60,485,544	1,600,979	(11,321,156)	2,236,111	53,001,478	—	(536,785)	1,528,587	5,268,537
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	106,967,482	4,940,088	(8,958,419)	11,341,619	114,290,770	1,721,339	1,825,952	3,073,965	9,231,888
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	269,045,289	90,488,920	(22,129,463)	25,566,668	362,971,414	3,455,840	(560,722)	4,620,755	25,597,420
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	304,727,794	22,590,832	(6,227,834)	58,041,204	379,131,996	—	1,382,166	—	26,643,148
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	251,378,290	63,577,884	(40,511,703)	(1,915,446)	272,529,025	—	13,410,151	—	9,197,740
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	53,318,316	1,937,158	(17,462,413)	727,975	38,521,036	1,691,552	(2,299,589)	245,607	2,382,253
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	52,556,451	1,150,579	—	36,229,681	89,936,711	1,150,579	—	—	3,000,891
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	13,272,728	477,943	—	426,847	14,177,518	—	—	477,943	3,222,163
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	39,228,456	144,784	(31,191,140)	(8,182,100)	—	—	(2,956,782)	—	—
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	102,107,398	3,201,940	—	2,069,724	107,379,062	378,698	—	2,750,850	9,914,964
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	389,529,168	7,729,828	(72,869,104)	20,354,646	344,744,538	—	2,621,491	7,223,082	29,415,063
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	37

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	64,543,388	2,962,640	(91,273,398)	23,767,370	—	—	(24,550,561)	2,962,640	—
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	155,534,358	9,445,263	(88,398,546)	(9,479,767)	67,101,308	6,679,797	(1,455,546)	2,765,466	8,451,046
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	446,825,215	1,004,121	(260,920,659)	(5,608,280)	181,300,397	—	(14,908,862)	642,160	15,710,606
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	376,724,788	289,570	(37,012,087)	(12,167,436)	327,834,835	—	95,107,913	—	6,617,578
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	376,454,295	—	(57,138,460)	(33,863,861)	285,451,974	—	129,421,134	—	5,968,053
CTIVP® – MFS® Value Fund, Class 1 Shares
	57,423,176	415,557,568	(113,048,518)	(8,788,955)	351,143,271	—	16,363,931	—	11,627,261
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	405,364,732	—	(90,812,739)	(102,444,138)	212,107,855	—	264,968,261	—	3,389,929
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	380,381,013	32,006,854	(91,374,777)	(130,914,632)	190,098,458	—	115,389,672	—	7,069,485
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	219,538,097	8,612,033	(39,033,836)	5,680,022	194,796,316	3,447,493	4,103,647	4,874,971	16,909,402
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	73,476,552	—	—	5,913,020	79,389,572	—	—	—	2,423,369
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	101,526,864	3,441,852	—	414,488	105,383,204	331,184	—	3,038,276	10,211,551
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	73,683,970	—	—	20,264,237	93,948,207	—	—	—	2,289,745
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	28,043,247	405,529	(40,862,920)	12,414,144	—	—	(20,964,631)	405,528	—
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	356,468,517	203,721,215	(49,207,439)	19,823,408	530,805,701	4,910,003	4,714,415	11,234,252	45,290,589
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	245,520,164	219,682,176	(31,970,583)	10,847,452	444,079,209	—	54,412,909	—	15,911,115
Variable Portfolio - Partners International Core Equity Fund, Class 1 Shares
	417,211,171	35,281,002	(69,478,779)	46,979,087	429,992,481	1,248,057	(6,493,906)	779,985	35,274,199
Variable Portfolio - Partners International Growth Fund, Class 1 Shares
	147,050,290	32,392,783	(54,154,813)	27,815,992	153,104,252	1,656,220	(232,959)	274,603	11,046,483
Variable Portfolio - Partners International Value Fund, Class 1 Shares
	146,550,778	47,645,469	(43,115,967)	10,505,378	161,585,658	—	(10,762,855)	806,293	17,449,855
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	67,208,463	—	(4,431,467)	16,286,543	79,063,539	—	7,434,135	—	2,244,848
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	70,200,192	—	(4,828,422)	(1,803,544)	63,568,226	—	3,231,177	—	2,099,347
Total	7,737,994,316			92,958,063	7,609,966,038	35,850,059	740,182,763	71,626,759	922,672,481

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2020
Currency Legend
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	25,977,249	25,977,249
Equity Funds	—	—	—	5,056,718,468	5,056,718,468
Fixed Income Funds	—	—	—	2,026,629,537	2,026,629,537
Money Market Funds	500,640,784	—	—	—	500,640,784
Total Investments in Securities	500,640,784	—	—	7,109,325,254	7,609,966,038
Investments in Derivatives
Asset
Futures Contracts	5,214,545	—	—	—	5,214,545
Swap Contracts	—	231,495	—	—	231,495
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	39

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Liability
Futures Contracts	(6,687,038)	—	—	—	(6,687,038)
Total	499,168,291	231,495	—	7,109,325,254	7,608,725,040
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments
Variable Portfolio – Aggressive Portfolio, December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.4%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	2,497,389	10,813,695
Total Alternative Strategies Funds (Cost $12,737,741)		10,813,695

Equity Funds 80.9%

Global Real Estate 1.0%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	3,328,256	26,426,354
International 22.1%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	992,629	21,738,578
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	10,441,163	148,055,684
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	6,458,350	74,529,360
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	15,292,793	186,419,150
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	4,696,706	65,096,351
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	6,958,419	64,434,960
Total		560,274,083
U.S. Large Cap 50.8%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	2,734,254	89,519,470
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,743,415	116,407,811
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	4,231,173	124,734,982
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	11,358,480	161,631,171
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	3,700,010	109,631,287
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	2,622,499	129,918,619
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	2,353,619	112,573,583
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	4,768,337	144,003,780
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	1,319,148	82,539,096
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	2,636,967	70,908,030
Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	5,342,174	149,100,084
Total		1,290,967,913
U.S. Mid Cap 2.7%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	935,484	30,646,445
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	888,336	36,448,430
Total		67,094,875
U.S. Small Cap 4.3%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	1,024,097	16,559,650
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	1,177,807	35,298,866
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	911,596	32,106,412
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	849,602	25,725,969
Total		109,690,897
Total Equity Funds (Cost $1,414,507,372)		2,054,454,122

Fixed Income Funds 14.0%

Emerging Markets 0.5%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	1,215,873	12,122,256
High Yield 0.0%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	6,928	53,411
Investment Grade 13.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	7,425,594	85,617,100
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	3,932,945	48,689,863
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,387,041	74,856,119
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	5,324,968	61,343,634
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	5,891,350	69,046,614
Total		339,553,330
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	41

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2020
Fixed Income Funds (continued)
	Shares	Value ($)
Multisector 0.1%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	704,686	3,100,620
Total Fixed Income Funds (Cost $325,712,821)		354,829,617

Money Market Funds 4.1%

Columbia Short-Term Cash Fund, 0.107%(a),(c)	103,517,381	103,507,029
Total Money Market Funds (Cost $103,514,527)		103,507,029
Total Investments in Securities (Cost: $1,856,472,461)		2,523,604,463
Other Assets & Liabilities, Net		15,917,173
Net Assets		2,539,521,636
At December 31, 2020, securities and/or cash totaling $16,939,450 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	1,814	03/2021	EUR	64,397,000	1,036,153	—
FTSE 100 Index	257	03/2021	GBP	16,499,400	—	(122,107)
Russell 2000 Index E-mini	302	03/2021	USD	29,819,480	906,826	—
SPI 200 Index	162	03/2021	AUD	26,474,850	—	(249,409)
U.S. Ultra Treasury Bond	110	03/2021	USD	23,491,875	54,767	—
Total					1,997,746	(371,516)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	(198)	03/2021	USD	(37,113,120)	—	(983,250)
TOPIX Index	(94)	03/2021	JPY	(1,696,230,000)	—	(425,024)
Total					—	(1,408,274)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 35	Morgan Stanley	12/20/2025	1.000	Quarterly	0.504	USD	24,782,000	35,150	—	—	35,150	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2020
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	60,455,523	186,108,992	(143,050,255)	(7,231)	103,507,029	—	(280)	385,862	103,517,381
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	43,123,694	1,999,736	(34,522,612)	212,877	10,813,695	—	(7,400,612)	1,999,735	2,497,389
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	70,938,338	27,856,809	(11,485,187)	2,209,510	89,519,470	—	11,536,493	—	2,734,254
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	166,160,674	778,814	(37,222,204)	(13,309,473)	116,407,811	—	28,937,744	—	1,743,415
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	11,555,241	835,964	(13,433,940)	1,042,735	—	—	(1,248,544)	—	—
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	5,083,339	6,741,559	—	297,358	12,122,256	—	—	392,559	1,215,873
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	16,049,121	2,295,502	—	3,393,955	21,738,578	1,995,852	—	104,946	992,629
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	50,437	2,391	—	583	53,411	—	—	2,392	6,928
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	64,708,748	30,706,217	(15,256,835)	5,458,970	85,617,100	1,028,561	1,187,222	2,542,657	7,425,594
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	154,065,344	584,111	(24,575,727)	(5,338,746)	124,734,982	—	40,153,273	—	4,231,173
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	41,526,953	1,955,395	—	5,207,515	48,689,863	701,915	—	1,253,479	3,932,945
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	109,892,581	34,004,840	(6,693,147)	10,851,410	148,055,684	1,437,307	(115,524)	1,908,662	10,441,163
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	105,830,137	30,693,205	—	25,107,829	161,631,171	—	—	—	11,358,480
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	142,407,718	7,122,144	(29,667,334)	(10,231,241)	109,631,287	—	13,606,780	—	3,700,010
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	20,908,894	804,966	(5,568,891)	414,681	16,559,650	678,885	(743,110)	98,571	1,024,097
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	20,610,127	478,731	—	14,210,008	35,298,866	451,220	—	—	1,177,807
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	2,902,743	104,526	—	93,351	3,100,620	—	—	104,526	704,686
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	16,323,421	167,192	(13,388,247)	(3,102,366)	—	—	(1,620,743)	—	—
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	99,264,749	1,573,137	(30,073,071)	4,091,304	74,856,119	—	1,096,986	1,573,136	6,387,041
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	13,360,404	613,263	(18,703,365)	4,729,698	—	—	(4,891,817)	613,263	—
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	58,345,605	3,719,807	(32,705,291)	(2,933,767)	26,426,354	2,630,689	(1,439,291)	1,089,117	3,328,256
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	43

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	182,233,719	943,903	(106,340,393)	(2,307,869)	74,529,360	—	(5,743,598)	262,442	6,458,350
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	131,049,588	584,110	(17,533,037)	15,817,958	129,918,619	—	16,566,963	—	2,622,499
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	128,157,765	194,704	(17,637,837)	1,858,951	112,573,583	—	35,067,313	—	2,353,619
CTIVP® – MFS® Value Fund, Class 1 Shares
	35,592,771	150,271,758	(36,844,340)	(5,016,409)	144,003,780	—	9,199,020	—	4,768,337
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	94,299,867	389,407	(18,853,059)	6,702,881	82,539,096	—	52,633,941	—	1,319,148
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	111,413,153	15,591,795	(24,208,032)	(31,888,886)	70,908,030	—	27,062,328	—	2,636,967
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	59,456,587	2,433,854	(2,976,172)	2,429,365	61,343,634	1,008,198	312,640	1,425,655	5,324,968
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	28,302,874	48,676	—	2,294,895	30,646,445	—	—	—	935,484
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	28,531,743	48,675	—	7,868,012	36,448,430	—	—	—	888,336
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	10,124,336	146,406	(14,460,132)	4,189,390	—	—	(7,276,336)	146,406	—
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	56,578,032	12,508,188	(3,094,518)	3,054,912	69,046,614	623,530	194,293	1,426,659	5,891,350
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	78,978,727	79,064,760	(15,354,160)	6,410,757	149,100,084	—	15,598,347	—	5,342,174
Variable Portfolio - Partners International Core Equity Fund, Class 1 Shares
	170,147,504	22,561,660	(26,832,467)	20,542,453	186,419,150	506,259	(3,810,787)	318,815	15,292,793
Variable Portfolio - Partners International Growth Fund, Class 1 Shares
	60,289,821	12,600,804	(19,314,833)	11,520,559	65,096,351	693,714	418,035	114,981	4,696,706
Variable Portfolio - Partners International Value Fund, Class 1 Shares
	59,609,366	21,387,149	(20,352,127)	3,790,572	64,434,960	—	(3,908,070)	325,390	6,958,419
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	26,499,117	48,677	(2,440,886)	7,999,504	32,106,412	—	1,604,255	—	911,596
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	27,522,435	48,677	(1,593,859)	(251,284)	25,725,969	—	987,160	—	849,602
Total	2,512,351,196			97,414,721	2,523,604,463	11,756,130	217,964,081	16,089,253	233,669,469

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2020.
Currency Legend
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Portfolio Navigator Funds | Annual Report 2020

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2020
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	10,813,695	10,813,695
Equity Funds	—	—	—	2,054,454,122	2,054,454,122
Fixed Income Funds	—	—	—	354,829,617	354,829,617
Money Market Funds	103,507,029	—	—	—	103,507,029
Total Investments in Securities	103,507,029	—	—	2,420,097,434	2,523,604,463
Investments in Derivatives
Asset
Futures Contracts	1,997,746	—	—	—	1,997,746
Swap Contracts	—	35,150	—	—	35,150
Liability
Futures Contracts	(1,779,790)	—	—	—	(1,779,790)
Total	103,724,985	35,150	—	2,420,097,434	2,523,857,569
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	45

Statement of Assets and Liabilities
December 31, 2020
	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets
Investments in securities, at value
Affiliated issuers (cost $1,220,192,707, $2,632,645,945, $13,951,719,154, respectively)	$1,378,677,006	$3,130,432,068	$17,490,038,167
Margin deposits on:
Futures contracts	8,691,239	12,653,191	98,065,833
Swap contracts	716,489	1,751,404	13,525,008
Receivable for:
Investments sold	943,623	3,457,021	18,204,153
Capital shares sold	518	—	—
Dividends	3,974	11,012	63,024
Variation margin for futures contracts	270,438	457,415	1,727,540
Variation margin for swap contracts	9,087	22,212	171,528
Prepaid expenses	4,367	8,376	40,065
Total assets	1,389,316,741	3,148,792,699	17,621,835,318
Liabilities
Payable for:
Capital shares purchased	944,142	3,457,021	18,204,152
Variation margin for futures contracts	369,345	367,199	2,864,039
Management services fees	1,667	3,910	23,359
Distribution and/or service fees	9,477	21,463	120,096
Service fees	70,328	157,571	874,387
Compensation of board members	83,533	164,783	687,950
Compensation of chief compliance officer	279	660	3,659
Other expenses	25,194	41,485	166,661
Total liabilities	1,503,965	4,214,092	22,944,303
Net assets applicable to outstanding capital stock	$1,387,812,776	$3,144,578,607	$17,598,891,015
Represented by
Trust capital	$1,387,812,776	$3,144,578,607	$17,598,891,015
Total - representing net assets applicable to outstanding capital stock	$1,387,812,776	$3,144,578,607	$17,598,891,015
Class 1
Net assets	$310,992	$1,352,635	$9,478,375
Shares outstanding	18,953	72,972	452,510
Net asset value per share	$16.41	$18.54	$20.95
Class 2
Net assets	$746,627,653	$1,605,788,143	$8,700,781,221
Shares outstanding	45,728,611	86,991,773	416,756,930
Net asset value per share	$16.33	$18.46	$20.88
Class 4
Net assets	$640,874,131	$1,537,437,829	$8,888,631,419
Shares outstanding	39,265,154	83,132,300	425,201,723
Net asset value per share	$16.32	$18.49	$20.90
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Portfolio Navigator Funds | Annual Report 2020

Statement of Assets and Liabilities  (continued)
December 31, 2020
	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets
Investments in securities, at value
Affiliated issuers (cost $5,819,021,761, $1,856,472,461, respectively)	$7,609,966,038	$2,523,604,463
Margin deposits on:
Futures contracts	48,391,037	16,215,748
Swap contracts	4,695,243	723,702
Receivable for:
Investments sold	8,497,782	2,166,995
Capital shares sold	27,687	20,426
Dividends	51,050	10,547
Variation margin for futures contracts	821,250	82,500
Variation margin for swap contracts	59,546	9,178
Prepaid expenses	18,363	6,881
Total assets	7,672,527,996	2,542,840,440
Liabilities
Payable for:
Capital shares purchased	8,525,468	2,187,421
Variation margin for futures contracts	1,995,780	823,000
Management services fees	14,676	3,682
Distribution and/or service fees	52,062	17,230
Service fees	379,135	124,836
Compensation of board members	360,529	130,312
Compensation of chief compliance officer	1,609	522
Other expenses	77,499	31,801
Total liabilities	11,406,758	3,318,804
Net assets applicable to outstanding capital stock	$7,661,121,238	$2,539,521,636
Represented by
Trust capital	$7,661,121,238	$2,539,521,636
Total - representing net assets applicable to outstanding capital stock	$7,661,121,238	$2,539,521,636
Class 1
Net assets	$37,599,697	$14,486,965
Shares outstanding	1,623,849	570,631
Net asset value per share	$23.15	$25.39
Class 2
Net assets	$4,203,023,340	$1,429,507,520
Shares outstanding	182,141,732	56,453,553
Net asset value per share	$23.08	$25.32
Class 4
Net assets	$3,420,498,201	$1,095,527,151
Shares outstanding	147,999,617	43,195,747
Net asset value per share	$23.11	$25.36
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	47

Statement of Operations
Year Ended December 31, 2020
	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income
Income:
Dividends — affiliated issuers	$23,040,498	$48,347,798	$228,069,710
Interest	6,428	32,935	194,470
Total income	23,046,926	48,380,733	228,264,180
Expenses:
Management services fees	640,938	1,608,496	7,482,484
Distribution and/or service fees
Class 2	1,580,170	3,696,966	19,996,739
Class 4	1,499,545	3,742,918	21,280,636
Service fees	739,847	1,784,196	9,893,566
Compensation of board members	35,995	68,638	306,126
Custodian fees	20,584	19,902	20,779
Printing and postage fees	17,097	34,529	169,986
Audit fees	11,000	11,000	11,000
Legal fees	20,503	38,210	174,332
Interest on collateral	10,754	50,942	405,071
Compensation of chief compliance officer	273	628	3,430
Other	33,616	71,813	365,441
Total expenses	4,610,322	11,128,238	60,109,590
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(189,772)	—
Total net expenses	4,610,322	10,938,466	60,109,590
Net investment income	18,436,604	37,442,267	168,154,590
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	25,982,845	170,047,367	1,688,856,660
Capital gain distributions from underlying affiliated funds	10,498,516	20,223,693	99,857,325
Foreign currency translations	108,094	699,273	4,836,007
Futures contracts	(23,540,935)	(6,969,203)	(60,604,092)
Swap contracts	(595,246)	343,046	2,466,714
Net realized gain	12,453,274	184,344,176	1,735,412,614
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	91,866,251	88,945,010	70,165,394
Foreign currency translations	40,593	308,397	4,349,804
Futures contracts	(2,389,703)	3,359,718	26,866,031
Swap contracts	(117,712)	(649,820)	(4,287,715)
Net change in unrealized appreciation (depreciation)	89,399,429	91,963,305	97,093,514
Net realized and unrealized gain	101,852,703	276,307,481	1,832,506,128
Net increase in net assets resulting from operations	$120,289,307	$313,749,748	$2,000,660,718
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Portfolio Navigator Funds | Annual Report 2020

Statement of Operations  (continued)
Year Ended December 31, 2020
	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income
Income:
Dividends — affiliated issuers	$71,626,759	$16,089,253
Interest	78,169	20,788
Total income	71,704,928	16,110,041
Expenses:
Management services fees	4,866,795	1,213,162
Distribution and/or service fees
Class 2	9,930,098	3,291,654
Class 4	8,145,812	2,545,399
Service fees	4,340,856	1,402,108
Compensation of board members	147,987	56,424
Custodian fees	22,609	19,445
Printing and postage fees	75,725	27,252
Audit fees	11,000	11,000
Legal fees	81,333	31,862
Interest on collateral	207,858	67,828
Compensation of chief compliance officer	1,459	482
Other	160,743	54,602
Total expenses	27,992,275	8,721,218
Net investment income	43,712,653	7,388,823
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	740,182,763	217,964,081
Capital gain distributions from underlying affiliated funds	35,850,059	11,756,130
Foreign currency translations	2,468,551	1,430,389
Futures contracts	14,050,857	(8,656,846)
Swap contracts	1,015,504	205,063
Net realized gain	793,567,734	222,698,817
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	92,958,063	97,414,721
Foreign currency translations	2,714,817	520,105
Futures contracts	11,408,773	3,142,535
Swap contracts	(2,162,635)	(551,870)
Net change in unrealized appreciation (depreciation)	104,919,018	100,525,491
Net realized and unrealized gain	898,486,752	323,224,308
Net increase in net assets resulting from operations	$942,199,405	$330,613,131
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	49

Statement of Changes in Net Assets
	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$18,436,604	$20,186,362	$37,442,267	$46,121,408
Net realized gain	12,453,274	12,195,227	184,344,176	65,617,289
Net change in unrealized appreciation (depreciation)	89,399,429	74,141,904	91,963,305	264,799,042
Net increase in net assets resulting from operations	120,289,307	106,523,493	313,749,748	376,537,739
Increase (decrease) in net assets from capital stock activity	184,143,959	(44,184,461)	(196,001,873)	(239,794,040)
Total increase in net assets	304,433,266	62,339,032	117,747,875	136,743,699
Net assets at beginning of year	1,083,379,510	1,021,040,478	3,026,830,732	2,890,087,033
Net assets at end of year	$1,387,812,776	$1,083,379,510	$3,144,578,607	$3,026,830,732

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	32,036	494,602	11,645	172,115	78,041	1,360,915	9,727	158,681
Redemptions	(24,626)	(375,622)	(102)	(1,467)	(14,427)	(251,089)	(369)	(5,968)
Net increase	7,410	118,980	11,543	170,648	63,614	1,109,826	9,358	152,713
Class 2
Subscriptions	14,282,108	215,355,722	5,071,785	73,533,204	5,735,409	97,640,556	4,557,665	72,994,838
Redemptions	(3,395,723)	(52,347,722)	(3,615,856)	(51,744,812)	(6,781,969)	(113,798,371)	(6,053,368)	(95,467,719)
Net increase (decrease)	10,886,385	163,008,000	1,455,929	21,788,392	(1,046,560)	(16,157,815)	(1,495,703)	(22,472,881)
Class 4
Subscriptions	6,751,984	100,430,755	2,039,641	29,588,105	1,338,546	22,490,423	707,934	11,329,146
Redemptions	(5,151,534)	(79,413,776)	(6,681,070)	(95,731,606)	(12,013,847)	(203,444,307)	(14,444,813)	(228,803,018)
Net increase (decrease)	1,600,450	21,016,979	(4,641,429)	(66,143,501)	(10,675,301)	(180,953,884)	(13,736,879)	(217,473,872)
Total net increase (decrease)	12,494,245	184,143,959	(3,173,957)	(44,184,461)	(11,658,247)	(196,001,873)	(15,223,224)	(239,794,040)
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Portfolio Navigator Funds | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$168,154,590	$210,275,773	$43,712,653	$76,281,640
Net realized gain	1,735,412,614	561,036,589	793,567,734	471,336,977
Net change in unrealized appreciation (depreciation)	97,093,514	1,771,253,395	104,919,018	798,917,724
Net increase in net assets resulting from operations	2,000,660,718	2,542,565,757	942,199,405	1,346,536,341
Decrease in net assets from capital stock activity	(1,585,173,054)	(1,685,092,034)	(1,046,041,112)	(1,223,596,112)
Total increase (decrease) in net assets	415,487,664	857,473,723	(103,841,707)	122,940,229
Net assets at beginning of year	17,183,403,351	16,325,929,628	7,764,962,945	7,642,022,716
Net assets at end of year	$17,598,891,015	$17,183,403,351	$7,661,121,238	$7,764,962,945

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	371,035	7,030,342	207,338	3,698,450	1,178,976	24,316,713	531,073	10,217,090
Redemptions	(102,768)	(2,008,130)	(23,095)	(420,402)	(45,382)	(928,925)	(40,818)	(780,699)
Net increase	268,267	5,022,212	184,243	3,278,048	1,133,594	23,387,788	490,255	9,436,391
Class 2
Subscriptions	3,296,689	62,173,644	4,800,221	84,481,065	1,276,971	25,763,448	658,167	12,654,981
Redemptions	(26,664,189)	(492,645,798)	(22,575,202)	(394,588,333)	(27,064,873)	(552,280,583)	(28,331,168)	(536,531,795)
Net decrease	(23,367,500)	(430,472,154)	(17,774,981)	(310,107,268)	(25,787,902)	(526,517,135)	(27,673,001)	(523,876,814)
Class 4
Subscriptions	429,691	8,019,925	191,644	3,297,703	131,748	2,743,494	128,269	2,411,563
Redemptions	(62,876,422)	(1,167,743,037)	(78,918,045)	(1,381,560,517)	(27,090,755)	(545,655,259)	(37,551,062)	(711,567,252)
Net decrease	(62,446,731)	(1,159,723,112)	(78,726,401)	(1,378,262,814)	(26,959,007)	(542,911,765)	(37,422,793)	(709,155,689)
Total net decrease	(85,545,964)	(1,585,173,054)	(96,317,139)	(1,685,092,034)	(51,613,315)	(1,046,041,112)	(64,605,539)	(1,223,596,112)
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	51

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$7,388,823	$16,136,464
Net realized gain	222,698,817	198,371,072
Net change in unrealized appreciation (depreciation)	100,525,491	273,568,522
Net increase in net assets resulting from operations	330,613,131	488,076,058
Decrease in net assets from capital stock activity	(311,677,129)	(348,718,015)
Total increase in net assets	18,936,002	139,358,043
Net assets at beginning of year	2,520,585,634	2,381,227,591
Net assets at end of year	$2,539,521,636	$2,520,585,634

	Variable Portfolio – Aggressive Portfolio
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	424,521	9,367,826	199,413	4,143,568
Redemptions	(39,304)	(899,150)	(13,999)	(292,813)
Net increase	385,217	8,468,676	185,414	3,850,755
Class 2
Subscriptions	879,983	17,934,962	644,563	13,134,931
Redemptions	(8,169,309)	(178,728,117)	(8,806,463)	(179,890,637)
Net decrease	(7,289,326)	(160,793,155)	(8,161,900)	(166,755,706)
Class 4
Subscriptions	358,200	7,570,145	144,611	2,958,408
Redemptions	(7,618,589)	(166,922,795)	(9,203,891)	(188,771,472)
Net decrease	(7,260,389)	(159,352,650)	(9,059,280)	(185,813,064)
Total net decrease	(14,164,498)	(311,677,129)	(17,035,766)	(348,718,015)
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Portfolio Navigator Funds | Annual Report 2020

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Portfolio Navigator Funds | Annual Report 2020	53

Financial Highlights
Variable Portfolio – Conservative Portfolio
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$14.98	0.15	1.28	1.43
Year Ended 12/31/2019(d)	$13.95	0.13	0.90	1.03
Class 2
Year Ended 12/31/2020	$14.94	0.23	1.16	1.39
Year Ended 12/31/2019	$13.49	0.27	1.18	1.45
Year Ended 12/31/2018	$13.90	0.22	(0.63)	(0.41)
Year Ended 12/31/2017	$12.94	0.22	0.74	0.96
Year Ended 12/31/2016	$12.51	0.17	0.26	0.43
Class 4
Year Ended 12/31/2020	$14.94	0.23	1.15	1.38
Year Ended 12/31/2019	$13.49	0.28	1.17	1.45
Year Ended 12/31/2018	$13.89	0.22	(0.62)	(0.40)
Year Ended 12/31/2017	$12.94	0.21	0.74	0.95
Year Ended 12/31/2016	$12.51	0.17	0.26	0.43

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Portfolio Navigator Funds | Annual Report 2020

Financial Highlights  (continued)
Variable Portfolio – Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$16.41	9.55%	0.12%(c)	0.12%(c)	1.00%	25%	$311
Year Ended 12/31/2019(d)	$14.98	7.38%	0.13%(e)	0.13%(e)	1.10%(e)	18%	$173
Class 2
Year Ended 12/31/2020	$16.33	9.30%	0.37%(c)	0.37%(c)	1.51%	25%	$746,628
Year Ended 12/31/2019	$14.94	10.75%	0.38%	0.38%	1.90%	18%	$520,608
Year Ended 12/31/2018	$13.49	(2.95%)	0.37%	0.37%	1.61%	18%	$450,440
Year Ended 12/31/2017	$13.90	7.42%	0.33%	0.33%	1.60%	6%	$541,013
Year Ended 12/31/2016	$12.94	3.44%	0.30%	0.30%	1.34%	14%	$593,909
Class 4
Year Ended 12/31/2020	$16.32	9.24%	0.37%(c)	0.37%(c)	1.48%	25%	$640,874
Year Ended 12/31/2019	$14.94	10.75%	0.38%	0.38%	1.94%	18%	$562,599
Year Ended 12/31/2018	$13.49	(2.88%)	0.37%	0.37%	1.60%	18%	$570,600
Year Ended 12/31/2017	$13.89	7.34%	0.33%	0.33%	1.59%	6%	$725,015
Year Ended 12/31/2016	$12.94	3.44%	0.30%	0.30%	1.35%	14%	$873,507
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	55

Financial Highlights
Variable Portfolio – Moderately Conservative Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$16.66	0.29	1.59	1.88
Year Ended 12/31/2019(d)	$15.35	0.26	1.05	1.31
Class 2
Year Ended 12/31/2020	$16.63	0.21	1.62	1.83
Year Ended 12/31/2019	$14.65	0.24	1.74	1.98
Year Ended 12/31/2018	$15.28	0.20	(0.83)	(0.63)
Year Ended 12/31/2017	$13.89	0.19	1.20	1.39
Year Ended 12/31/2016	$13.36	0.16	0.37	0.53
Class 4
Year Ended 12/31/2020	$16.66	0.21	1.62	1.83
Year Ended 12/31/2019	$14.68	0.25	1.73	1.98
Year Ended 12/31/2018	$15.30	0.20	(0.82)	(0.62)
Year Ended 12/31/2017	$13.92	0.19	1.19	1.38
Year Ended 12/31/2016	$13.38	0.16	0.38	0.54

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Portfolio Navigator Funds | Annual Report 2020

Financial Highlights  (continued)
Variable Portfolio – Moderately Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$18.54	11.28%	0.13%(c)	0.12%(c)	1.70%	23%	$1,353
Year Ended 12/31/2019(d)	$16.66	8.53%	0.12%(e)	0.11%(e)	1.91%(e)	12%	$156
Class 2
Year Ended 12/31/2020	$18.46	11.00%	0.37%(c)	0.37%(c)	1.26%	23%	$1,605,788
Year Ended 12/31/2019	$16.63	13.51%	0.37%	0.36%	1.54%	12%	$1,463,901
Year Ended 12/31/2018	$14.65	(4.12%)	0.36%	0.36%	1.31%	10%	$1,311,637
Year Ended 12/31/2017	$15.28	10.01%	0.33%	0.33%	1.30%	4%	$1,539,179
Year Ended 12/31/2016	$13.89	3.97%	0.30%	0.30%	1.18%	8%	$1,567,642
Class 4
Year Ended 12/31/2020	$18.49	10.98%	0.37%(c)	0.37%(c)	1.25%	23%	$1,537,438
Year Ended 12/31/2019	$16.66	13.49%	0.37%	0.36%	1.55%	12%	$1,562,773
Year Ended 12/31/2018	$14.68	(4.05%)	0.36%	0.36%	1.31%	10%	$1,578,450
Year Ended 12/31/2017	$15.30	9.91%	0.33%	0.33%	1.30%	4%	$2,000,352
Year Ended 12/31/2016	$13.92	4.04%	0.30%	0.30%	1.18%	8%	$2,217,158
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	57

Financial Highlights
Variable Portfolio – Moderate Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$18.52	0.25	2.18	2.43
Year Ended 12/31/2019(d)	$16.92	0.21	1.39	1.60
Class 2
Year Ended 12/31/2020	$18.50	0.19	2.19	2.38
Year Ended 12/31/2019	$15.93	0.22	2.35	2.57
Year Ended 12/31/2018	$16.87	0.18	(1.12)	(0.94)
Year Ended 12/31/2017	$14.90	0.16	1.81	1.97
Year Ended 12/31/2016	$14.24	0.14	0.52	0.66
Class 4
Year Ended 12/31/2020	$18.53	0.19	2.18	2.37
Year Ended 12/31/2019	$15.95	0.22	2.36	2.58
Year Ended 12/31/2018	$16.89	0.18	(1.12)	(0.94)
Year Ended 12/31/2017	$14.92	0.16	1.81	1.97
Year Ended 12/31/2016	$14.26	0.14	0.52	0.66

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Portfolio Navigator Funds | Annual Report 2020

Financial Highlights  (continued)
Variable Portfolio – Moderate Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$20.95	13.12%	0.12%(c)	0.12%(c)	1.34%	20%	$9,478
Year Ended 12/31/2019(d)	$18.52	9.46%	0.10%(e)	0.10%(e)	1.38%(e)	9%	$3,412
Class 2
Year Ended 12/31/2020	$20.88	12.86%	0.36%(c)	0.36%(c)	1.02%	20%	$8,700,781
Year Ended 12/31/2019	$18.50	16.13%	0.35%	0.35%	1.23%	9%	$8,144,403
Year Ended 12/31/2018	$15.93	(5.57%)	0.35%	0.35%	1.05%	10%	$7,293,208
Year Ended 12/31/2017	$16.87	13.22%	0.32%	0.32%	1.03%	5%	$8,266,265
Year Ended 12/31/2016	$14.90	4.64%	0.29%	0.29%	0.97%	6%	$7,712,231
Class 4
Year Ended 12/31/2020	$20.90	12.79%	0.36%(c)	0.36%(c)	1.01%	20%	$8,888,631
Year Ended 12/31/2019	$18.53	16.18%	0.35%	0.35%	1.23%	9%	$9,035,588
Year Ended 12/31/2018	$15.95	(5.56%)	0.35%	0.35%	1.05%	10%	$9,032,721
Year Ended 12/31/2017	$16.89	13.20%	0.32%	0.32%	1.03%	5%	$11,144,165
Year Ended 12/31/2016	$14.92	4.63%	0.29%	0.29%	0.97%	6%	$11,452,377
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	59

Financial Highlights
Variable Portfolio – Moderately Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$20.26	0.18	2.71	2.89
Year Ended 12/31/2019(d)	$18.37	0.18	1.71	1.89
Class 2
Year Ended 12/31/2020	$20.24	0.12	2.72	2.84
Year Ended 12/31/2019	$17.05	0.18	3.01	3.19
Year Ended 12/31/2018	$18.34	0.15	(1.44)	(1.29)
Year Ended 12/31/2017	$15.79	0.13	2.42	2.55
Year Ended 12/31/2016	$15.00	0.12	0.67	0.79
Class 4
Year Ended 12/31/2020	$20.27	0.12	2.72	2.84
Year Ended 12/31/2019	$17.07	0.18	3.02	3.20
Year Ended 12/31/2018	$18.37	0.15	(1.45)	(1.30)
Year Ended 12/31/2017	$15.81	0.13	2.43	2.56
Year Ended 12/31/2016	$15.02	0.12	0.67	0.79

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Portfolio Navigator Funds | Annual Report 2020

Financial Highlights  (continued)
Variable Portfolio – Moderately Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$23.15	14.26%	0.14%(c)	0.14%(c)	0.89%	21%	$37,600
Year Ended 12/31/2019(d)	$20.26	10.29%	0.12%(e)	0.12%(e)	1.11%(e)	10%	$9,932
Class 2
Year Ended 12/31/2020	$23.08	14.03%	0.39%(c)	0.39%(c)	0.61%	21%	$4,203,023
Year Ended 12/31/2019	$20.24	18.71%	0.37%	0.37%	0.97%	10%	$4,208,417
Year Ended 12/31/2018	$17.05	(7.03%)	0.36%	0.36%	0.80%	10%	$4,016,103
Year Ended 12/31/2017	$18.34	16.15%	0.33%	0.33%	0.79%	6%	$4,764,394
Year Ended 12/31/2016	$15.79	5.27%	0.30%	0.30%	0.78%	9%	$4,463,979
Class 4
Year Ended 12/31/2020	$23.11	14.01%	0.39%(c)	0.39%(c)	0.60%	21%	$3,420,498
Year Ended 12/31/2019	$20.27	18.75%	0.37%	0.37%	0.97%	10%	$3,546,614
Year Ended 12/31/2018	$17.07	(7.08%)	0.36%	0.36%	0.80%	10%	$3,625,919
Year Ended 12/31/2017	$18.37	16.19%	0.33%	0.33%	0.78%	6%	$4,658,189
Year Ended 12/31/2016	$15.81	5.26%	0.30%	0.30%	0.78%	9%	$4,841,529
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	61

Financial Highlights
Variable Portfolio – Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$22.02	0.13	3.24	3.37
Year Ended 12/31/2019(d)	$19.79	0.14	2.09	2.23
Class 2
Year Ended 12/31/2020	$22.02	0.07	3.23	3.30
Year Ended 12/31/2019	$18.11	0.13	3.78	3.91
Year Ended 12/31/2018	$19.81	0.11	(1.81)	(1.70)
Year Ended 12/31/2017	$16.66	0.10	3.05	3.15
Year Ended 12/31/2016	$15.73	0.09	0.84	0.93
Class 4
Year Ended 12/31/2020	$22.06	0.07	3.23	3.30
Year Ended 12/31/2019	$18.13	0.13	3.80	3.93
Year Ended 12/31/2018	$19.84	0.11	(1.82)	(1.71)
Year Ended 12/31/2017	$16.69	0.10	3.05	3.15
Year Ended 12/31/2016	$15.75	0.09	0.85	0.94

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Portfolio Navigator Funds | Annual Report 2020

Financial Highlights  (continued)
Variable Portfolio – Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$25.39	15.30%	0.13%(c)	0.13%(c)	0.58%	21%	$14,487
Year Ended 12/31/2019(d)	$22.02	11.27%	0.11%(e)	0.11%(e)	0.78%(e)	14%	$4,083
Class 2
Year Ended 12/31/2020	$25.32	14.99%	0.37%(c)	0.37%(c)	0.32%	21%	$1,429,508
Year Ended 12/31/2019	$22.02	21.59%	0.36%	0.36%	0.64%	14%	$1,403,662
Year Ended 12/31/2018	$18.11	(8.58%)	0.36%	0.36%	0.53%	10%	$1,301,923
Year Ended 12/31/2017	$19.81	18.91%	0.33%	0.33%	0.53%	9%	$1,529,935
Year Ended 12/31/2016	$16.66	5.91%	0.30%	0.30%	0.54%	8%	$1,371,164
Class 4
Year Ended 12/31/2020	$25.36	14.96%	0.37%(c)	0.37%(c)	0.31%	21%	$1,095,527
Year Ended 12/31/2019	$22.06	21.68%	0.36%	0.36%	0.64%	14%	$1,112,840
Year Ended 12/31/2018	$18.13	(8.62%)	0.36%	0.36%	0.53%	10%	$1,079,305
Year Ended 12/31/2017	$19.84	18.87%	0.33%	0.33%	0.53%	9%	$1,384,255
Year Ended 12/31/2016	$16.69	5.97%	0.30%	0.30%	0.54%	8%	$1,414,635
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2020	63

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Variable Portfolio – Conservative Portfolio; Variable Portfolio – Moderately Conservative Portfolio; Variable Portfolio – Moderate Portfolio; Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Aggressive Portfolio.
Each Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). Each Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1, Class 2 and Class 4 shares. Class 1 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Class 2 shares are offered to Contracts issued by affiliated life insurance companies, RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (Participating Insurance Companies). Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by Participating Insurance Companies. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a Contract and making all allocations to the subaccounts that invest in each Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense structure.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
64	Portfolio Navigator Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Each Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a clearing broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral
Portfolio Navigator Funds | Annual Report 2020	65

Notes to Financial Statements  (continued)
December 31, 2020
held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Each Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission
66	Portfolio Navigator Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Portfolio Navigator Funds | Annual Report 2020	67

Notes to Financial Statements  (continued)
December 31, 2020
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Variable Portfolio – Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	38,914*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	99,090*
Total		138,004

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	2,604,909*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	853,583*
Total		3,458,492

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
68	Portfolio Navigator Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(595,246)	(595,246)
Equity risk	(27,248,438)	—	(27,248,438)
Interest rate risk	3,707,503	—	3,707,503
Total	(23,540,935)	(595,246)	(24,136,181)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(117,712)	(117,712)
Equity risk	(2,178,040)	—	(2,178,040)
Interest rate risk	(211,663)	—	(211,663)
Total	(2,389,703)	(117,712)	(2,507,415)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	56,895,758
Futures contracts — short	65,009,294
Credit default swap contracts — sell protection	12,267,500

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Variable Portfolio – Moderately Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	87,897*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	320,442*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	108,998*
Total		517,337

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	2,091,873*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	1,112,722*
Total		3,204,595

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Portfolio Navigator Funds | Annual Report 2020	69

Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	343,046	343,046
Equity risk	(13,235,995)	—	(13,235,995)
Interest rate risk	6,266,792	—	6,266,792
Total	(6,969,203)	343,046	(6,626,157)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(649,820)	(649,820)
Equity risk	1,638,866	—	1,638,866
Interest rate risk	1,720,852	—	1,720,852
Total	3,359,718	(649,820)	2,709,898
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	109,634,411
Futures contracts — short	94,208,285
Credit default swap contracts — sell protection	93,747,250

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Variable Portfolio – Moderate Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	706,454*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	4,735,800*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	644,757*
Total		6,087,011

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	12,370,463*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	3,377,107*
Total		15,747,570

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
70	Portfolio Navigator Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	2,466,714	2,466,714
Equity risk	(42,506,800)	—	(42,506,800)
Interest rate risk	(18,097,292)	—	(18,097,292)
Total	(60,604,092)	2,466,714	(58,137,378)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(4,287,715)	(4,287,715)
Equity risk	18,132,611	—	18,132,611
Interest rate risk	8,733,420	—	8,733,420
Total	26,866,031	(4,287,715)	22,578,316
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	786,850,733
Futures contracts — short	607,530,570
Credit default swap contracts — sell protection	648,929,750

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Variable Portfolio – Moderately Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	231,495*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	4,999,071*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	215,474*
Total		5,446,040

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	3,834,423*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	2,852,615*
Total		6,687,038

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Portfolio Navigator Funds | Annual Report 2020	71

Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	1,015,504	1,015,504
Equity risk	4,163,495	—	4,163,495
Interest rate risk	9,887,362	—	9,887,362
Total	14,050,857	1,015,504	15,066,361

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(2,162,635)	(2,162,635)
Equity risk	8,218,608	—	8,218,608
Interest rate risk	3,190,165	—	3,190,165
Total	11,408,773	(2,162,635)	9,246,138
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	466,248,476
Futures contracts — short	207,938,466
Credit default swap contracts — sell protection	295,776,500

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Variable Portfolio – Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	35,150*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,942,979*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	54,767*
Total		2,032,896

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,779,790*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
72	Portfolio Navigator Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	205,063	205,063
Equity risk	(8,092,783)	—	(8,092,783)
Interest rate risk	(564,063)	—	(564,063)
Total	(8,656,846)	205,063	(8,451,783)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(551,870)	(551,870)
Equity risk	2,088,334	—	2,088,334
Interest rate risk	1,054,201	—	1,054,201
Total	3,142,535	(551,870)	2,590,665
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	124,894,874
Futures contracts — short	59,712,565
Credit default swap contracts — sell protection	68,861,750

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
Variable Portfolio – Conservative Portfolio
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	9,087
Total financial and derivative net assets	9,087
Total collateral received (pledged) (b)	-
Net amount (c)	9,087

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Portfolio Navigator Funds | Annual Report 2020	73

Notes to Financial Statements  (continued)
December 31, 2020
Variable Portfolio – Moderately Conservative Portfolio
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	22,212
Total financial and derivative net assets	22,212
Total collateral received (pledged) (b)	-
Net amount (c)	22,212

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Moderate Portfolio
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	171,528
Total financial and derivative net assets	171,528
Total collateral received (pledged) (b)	-
Net amount (c)	171,528

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Moderately Aggressive Portfolio
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	59,546
Total financial and derivative net assets	59,546
Total collateral received (pledged) (b)	-
Net amount (c)	59,546

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Aggressive Portfolio
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	9,178
Total financial and derivative net assets	9,178
Total collateral received (pledged) (b)	-
Net amount (c)	9,178

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
74	Portfolio Navigator Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
Each Fund is treated as a partnership for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management fee (or investment advisory fee, as applicable) to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management fee (or investment advisory fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee to the Investment Manager, third party funds, derivatives and individual securities.
Portfolio Navigator Funds | Annual Report 2020	75

Notes to Financial Statements  (continued)
December 31, 2020
The effective management services fee rates based on each Fund’s average daily net assets for the year ended December 31, 2020 were as follows:
Effective management services fee rate (%)
Variable Portfolio – Conservative Portfolio	0.05
Variable Portfolio – Moderately Conservative Portfolio	0.05
Variable Portfolio – Moderate Portfolio	0.05
Variable Portfolio – Moderately Aggressive Portfolio	0.07
Variable Portfolio – Aggressive Portfolio	0.05
In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in each Fund, up to a cap approved by the Board of Trustees from time to time.
For the year ended December 31, 2020, each Fund’s effective service fee rate as a percentage of the Fund’s average daily net assets was as follows:
Effective service fee rate (%)
Variable Portfolio – Conservative Portfolio	0.06
Variable Portfolio – Moderately Conservative Portfolio	0.06
Variable Portfolio – Moderate Portfolio	0.06
Variable Portfolio – Moderately Aggressive Portfolio	0.06
Variable Portfolio – Aggressive Portfolio	0.06
76	Portfolio Navigator Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Distribution and/or service fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 and Class 4 shares. The Funds pay no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	Contractual expense cap May 1, 2020 through April 30, 2021			Contractual expense cap prior to May 1, 2020
	Class 1 (%)	Class 2 (%)	Class 4 (%)	Class 1 (%)	Class 2 (%)	Class 4 (%)
Variable Portfolio - Conservative Portfolio	0.22	0.47	0.47	0.22	0.47	0.47
Variable Portfolio - Moderate Portfolio	0.19	0.44	0.44	0.24	0.49	0.49
Variable Portfolio - Moderately Aggressive Portfolio	0.18	0.43	0.43	0.22	0.47	0.47
Variable Portfolio - Aggressive Portfolio	0.18	0.43	0.43	0.11	0.36	0.36

	Contractual expense cap July 1, 2020 through April 30, 2021			Voluntary expense cap May 1, 2020 through June 30, 2020			Contractual expense cap prior to May 1, 2020
	Class 1 (%)	Class 2 (%)	Class 4 (%)	Class 1 (%)	Class 2 (%)	Class 4 (%)	Class 1 (%)	Class 2 (%)	Class 4 (%)
Variable Portfolio - Moderately Conservative Portfolio	0.22	0.47	0.47	0.11	0.36	0.36	0.11	0.36	0.36
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Portfolio Navigator Funds | Annual Report 2020	77

Notes to Financial Statements  (continued)
December 31, 2020
Note 4. Portfolio information
For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments in the Underlying Funds, but excluding investments in money market funds and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)
Variable Portfolio – Conservative Portfolio	493,838,249	291,412,817
Variable Portfolio – Moderately Conservative Portfolio	649,402,367	767,888,463
Variable Portfolio – Moderate Portfolio	3,169,277,410	4,872,561,131
Variable Portfolio – Moderately Aggressive Portfolio	1,410,157,331	2,570,640,560
Variable Portfolio – Aggressive Portfolio	471,911,511	819,096,066
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 6. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Funds had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
No Fund had borrowings during the year ended December 31, 2020.
Note 7. Significant risks
Derivatives risk
Variable Portfolio – Conservative Portfolio may be more susceptible to derivatives risk. Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments
78	Portfolio Navigator Funds | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, the Investment Manager and affiliates owned 100% of Class 1, Class 2 and Class 4 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Portfolio Navigator Funds | Annual Report 2020	79

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Funds.
80	Portfolio Navigator Funds | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Conservative Portfolio, Variable Portfolio – Moderately Conservative Portfolio, Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio, and Variable Portfolio – Aggressive Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Variable Portfolio - Conservative Portfolio, Variable Portfolio - Moderately Conservative Portfolio, Variable Portfolio - Moderate Portfolio, Variable Portfolio - Moderately Aggressive Portfolio, and Variable Portfolio - Aggressive Portfolio (five of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Portfolio Navigator Funds | Annual Report 2020	81

TRUSTEES AND OFFICERS
The Board oversees the Funds’ operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
82	Portfolio Navigator Funds | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Portfolio Navigator Funds | Annual Report 2020	83

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
84	Portfolio Navigator Funds | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Portfolio Navigator Funds | Annual Report 2020	85

TRUSTEES AND OFFICERS  (continued)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Trusts as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Funds’ other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
86	Portfolio Navigator Funds | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Portfolio Navigator Funds | Annual Report 2020	87

Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
88	Portfolio Navigator Funds | Annual Report 2020

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Portfolio Navigator Funds | Annual Report 2020	89

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Portfolio Navigator Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6534 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Commodity Strategy Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Commodity Strategy Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Commodity Strategy Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with total return.
Portfolio management
Marc Khalamayzer, CFA
Co-Portfolio Manager
Managed Fund since 2019
Matthew Ferrelli, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	Life
Class 1	04/30/13	-1.29	1.06	-6.45
Class 2	04/30/13	-1.55	0.80	-6.67
Bloomberg Commodity Index Total Return		-3.12	1.03	-6.05
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Commodities market exposure (%) (at December 31, 2020)
Commodities contracts(a)	Long
Agriculture	35.1
Energy	23.2
Precious Metals	18.4
Industrial Metals	17.4
Livestock	5.9
Total notional market value of commodities contracts	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.
Portfolio Holdings (%) (at December 31, 2020)
Asset-Backed Commercial Paper	10.1
Commercial Paper	10.0
Money Market Funds	48.6
Treasury Bills	12.6
U.S. Government & Agency Obligations	10.1
Other Assets	8.6
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in Affiliated Money Market Fund, Commercial Paper, U.S. Treasury Bills, and U.S. Government & Agency Obligations, which have been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 85.52% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ending December 31, 2020, the Fund’s Class 2 shares returned -1.55%. The Fund outperformed the benchmark, the Bloomberg Commodity Index Total Return, which returned -3.12% for the same time period.
Market overview
The commodities market endured a challenging and volatile year in 2020 shaped by the onslaught of the COVID-19 pandemic. Notably, in April, as the economic impact from the pandemic weighed heavily on global demand, the energy sector saw a crash in oil prices. West Texas Intermediate futures traded and closed in negative territory for the first time ever. During the same period, with no time for the supply side to adjust, the benchmark, which tracks 20+ commodity futures markets, traded at its lowest levels since 1991. The intervention of the Federal Reserve and measures taken by other major central banks during the year reduced volatility, sustained the global economy and sparked moves into riskier assets. In our view, these actions helped lead to a broad-based commodity rally that moved oil and the Fund’s benchmark significantly off their lows, although both the energy sector and the benchmark finished in negative territory for the year.
The Fund’s leading contributors during the period
•	Energy, led by curve positioning within natural gas and oil. Although the sector finished negative for the year, the Fund’s underweight position, relative to the benchmark, in oil during the most severe downturn in demand contributed positively to the Fund’s performance.
•	Precious metals performance was driven by curve positioning to gold and overweight positions in platinum and palladium, relative to the benchmark.
•	Grains, driven by the soybean complex.
The Fund’s leading detractors during the period.
•	Industrial metals, due to allocations to zinc and copper.
•	Allocation and positioning in soft commodities (commodities that are grown rather than mined), driven by sugar and an overweight in cocoa.
•	Within livestock, an overweight position, relative to the benchmark, in live cattle was a small detractor.
Fund positioning
The global shuttering of economies in the first half of the year due to the spread of COVID-19 caused us to reassess our short-term outlook for risk assets. We became more defensive with our positioning. By favoring deferred tenors and underweights in energy and base metals, the Fund was positioned for an extreme economic slowdown. The second half of the year saw a shift in sentiment and investors began to move to more aggressive, risk-on positioning.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,196.10	1,021.37	4.14	3.81	0.75
Class 2	1,000.00	1,000.00	1,198.00	1,020.11	5.53	5.08	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

Consolidated Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Commercial Paper 10.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a)
01/21/2021	0.130%	12,000,000	11,999,090
Total Asset-Backed Commercial Paper (Cost $11,999,133)			11,999,090

Commercial Paper 10.0%

Banking 10.0%
Toronto-Dominion Bank (The)(a)
Series 204-2
01/19/2021	0.200%	12,000,000	11,998,734
Total Commercial Paper (Cost $11,998,800)			11,998,734

Treasury Bills 12.6%

United States 12.6%
U.S. Treasury Bills
01/21/2021	0.080%	15,000,000	14,999,327
Total Treasury Bills (Cost $14,999,360)			14,999,327

U.S. Government & Agency Obligations 10.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks Discount Notes
01/21/2021	0.070%	12,000,000	11,999,510
Total U.S. Government & Agency Obligations (Cost $11,999,533)			11,999,510

Money Market Funds 48.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	57,864,558	57,858,771
Total Money Market Funds (Cost $57,844,819)		57,858,771
Total Investments in Securities (Cost: $108,841,645)		108,855,432
Other Assets & Liabilities, Net		10,250,075
Net Assets		119,105,507
At December 31, 2020, securities and/or cash totaling $9,555,104 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	25	01/2021	USD	1,295,000	167,994	—
Brent Crude	93	05/2021	USD	4,788,570	252,016	—
Cocoa	4	03/2021	USD	104,120	1,343	—
Cocoa	41	03/2021	USD	1,067,230	—	(9,170)
Coffee	4	03/2021	USD	192,375	18,397	—
Coffee	53	05/2021	USD	2,586,731	333,166	—
Copper	6	03/2021	USD	527,850	84,566	—
Copper	14	03/2021	USD	1,231,650	—	(10,441)
Copper	90	05/2021	USD	7,929,000	789,182	—
Copper	1	05/2021	USD	88,100	—	(254)
Corn	58	03/2021	USD	1,403,600	376,614	—
Corn	278	05/2021	USD	6,717,175	804,772	—
Cotton	23	03/2021	USD	898,380	52,838	—
Cotton	39	05/2021	USD	1,534,650	125,849	—
Gas Oil	4	03/2021	USD	170,000	6,696	—
Gas Oil	38	05/2021	USD	1,623,550	219,420	—
Gold 100 oz.	17	02/2021	USD	3,221,670	25,239	—
Gold 100 oz.	76	06/2021	USD	14,461,280	348,269	—
Lean Hogs	65	02/2021	USD	1,827,150	95,649	—
Lean Hogs	48	06/2021	USD	1,590,240	46,078	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	7

Consolidated Portfolio of Investments  (continued)
December 31, 2020
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Live Cattle	17	02/2021	USD	782,170	5,989	—
Live Cattle	74	06/2021	USD	3,395,120	121,121	—
Natural Gas	124	02/2021	USD	3,132,240	—	(437,504)
Natural Gas	24	04/2021	USD	613,200	24,580	—
Natural Gas	300	04/2021	USD	7,665,000	—	(196,713)
Nickel	1	03/2021	USD	99,648	—	(598)
Nickel	30	05/2021	USD	2,996,055	138,547	—
NY Harbor ULSD Heat Oil	2	02/2021	USD	124,774	5,938	—
NY Harbor ULSD Heat Oil	23	04/2021	USD	1,435,476	200,180	—
Palladium	3	03/2021	USD	736,140	17,276	—
Primary Aluminum	6	03/2021	USD	296,625	—	(6,267)
Primary Aluminum	88	05/2021	USD	4,369,750	125,961	—
RBOB Gasoline	14	02/2021	USD	832,255	74,217	—
RBOB Gasoline	26	04/2021	USD	1,676,875	243,876	—
Silver	8	03/2021	USD	1,056,480	22,192	—
Silver	36	05/2021	USD	4,765,140	370,571	—
Soybean	29	03/2021	USD	1,900,950	217,929	—
Soybean	110	05/2021	USD	7,187,125	956,791	—
Soybean Meal	42	03/2021	USD	1,803,480	203,374	—
Soybean Meal	102	05/2021	USD	4,318,680	465,783	—
Soybean Oil	62	03/2021	USD	1,577,280	177,257	—
Soybean Oil	131	05/2021	USD	3,263,472	450,642	—
Sugar #11	94	02/2021	USD	1,630,787	285,281	—
Sugar #11	193	04/2021	USD	3,173,229	139,740	—
Wheat	13	03/2021	USD	416,325	78,201	—
Wheat	5	03/2021	USD	150,875	41,544	—
Wheat	102	05/2021	USD	3,261,450	171,532	—
Wheat	57	05/2021	USD	1,727,813	114,003	—
WTI Crude	34	02/2021	USD	1,653,420	89,905	—
WTI Crude	95	04/2021	USD	4,625,550	646,371	—
Zinc	3	03/2021	USD	206,200	—	(3,775)
Zinc	55	05/2021	USD	3,794,079	136,500	—
Total					9,273,389	(664,722)
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $23,997,824, which represents 20.15% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	130,827,549	472,793,975	(545,776,705)	13,952	57,858,771	37,288	654,347	57,864,558
Currency Legend
USD	US Dollar
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Commercial Paper	—	11,999,090	—	11,999,090
Commercial Paper	—	11,998,734	—	11,998,734
Treasury Bills	14,999,327	—	—	14,999,327
U.S. Government & Agency Obligations	—	11,999,510	—	11,999,510
Money Market Funds	57,858,771	—	—	57,858,771
Total Investments in Securities	72,858,098	35,997,334	—	108,855,432
Investments in Derivatives
Asset
Futures Contracts	9,273,389	—	—	9,273,389
Liability
Futures Contracts	(664,722)	—	—	(664,722)
Total	81,466,765	35,997,334	—	117,464,099
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	9

Consolidated Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $50,996,826)	$50,996,661
Affiliated issuers (cost $57,844,819)	57,858,771
Margin deposits on:
Futures contracts	9,555,104
Receivable for:
Capital shares sold	761
Dividends	8,429
Variation margin for futures contracts	1,018,857
Prepaid expenses	1,605
Total assets	119,440,188
Liabilities
Payable for:
Capital shares purchased	4,097
Variation margin for futures contracts	269,535
Management services fees	2,037
Distribution and/or service fees	108
Service fees	2,235
Compensation of board members	34,762
Compensation of chief compliance officer	24
Other expenses	21,883
Total liabilities	334,681
Net assets applicable to outstanding capital stock	$119,105,507
Represented by
Paid in capital	265,628,982
Total distributable earnings (loss)	(146,523,475)
Total - representing net assets applicable to outstanding capital stock	$119,105,507
Class 1
Net assets	$103,243,426
Shares outstanding	23,824,928
Net asset value per share	$4.33
Class 2
Net assets	$15,862,081
Shares outstanding	3,709,250
Net asset value per share	$4.28
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

Consolidated Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$654,347
Interest	772,114
Total income	1,426,461
Expenses:
Management services fees	994,692
Distribution and/or service fees
Class 2	35,451
Service fees	24,126
Compensation of board members	17,181
Custodian fees	11,019
Printing and postage fees	11,989
Audit fees	31,000
Legal fees	10,078
Compensation of chief compliance officer	20
Other	13,901
Total expenses	1,149,457
Net investment income	277,004
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	40,416
Investments — affiliated issuers	37,288
Futures contracts	(36,453,058)
Options purchased	(501,958)
Net realized loss	(36,877,312)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(29,704)
Investments — affiliated issuers	13,952
Futures contracts	(6,188,773)
Options purchased	501,958
Net change in unrealized appreciation (depreciation)	(5,702,567)
Net realized and unrealized loss	(42,579,879)
Net decrease in net assets resulting from operations	$(42,302,875)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	11

Consolidated Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$277,004	$6,110,873
Net realized loss	(36,877,312)	(16,532,405)
Net change in unrealized appreciation (depreciation)	(5,702,567)	34,459,571
Net increase (decrease) in net assets resulting from operations	(42,302,875)	24,038,039
Distributions to shareholders
Net investment income and net realized gains
Class 1	(19,062,618)	(4,687,325)
Class 2	(2,984,500)	(147,075)
Total distributions to shareholders	(22,047,118)	(4,834,400)
Increase (decrease) in net assets from capital stock activity	(236,796,521)	158,901,757
Total increase (decrease) in net assets	(301,146,514)	178,105,396
Net assets at beginning of year	420,252,021	242,146,625
Net assets at end of year	$119,105,507	$420,252,021

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	186,081	897,221	28,429,902	154,656,225
Distributions reinvested	4,990,214	19,062,618	861,640	4,687,325
Redemptions	(54,185,035)	(259,794,964)	(43,891)	(235,498)
Net increase (decrease)	(49,008,740)	(239,835,125)	29,247,651	159,108,052
Class 2
Subscriptions	1,179,004	5,047,225	443,561	2,389,825
Distributions reinvested	791,645	2,984,500	27,287	147,075
Redemptions	(1,183,598)	(4,993,121)	(512,158)	(2,743,195)
Net increase (decrease)	787,051	3,038,604	(41,310)	(206,295)
Total net increase (decrease)	(48,221,689)	(236,796,521)	29,206,341	158,901,757
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

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Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	13

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$5.55	0.01	(0.22)	(0.21)	(1.01)	(1.01)
Year Ended 12/31/2019	$5.21	0.08	0.33	0.41	(0.07)	(0.07)
Year Ended 12/31/2018	$6.05	0.07	(0.90)	(0.83)	(0.01)	(0.01)
Year Ended 12/31/2017	$6.33	0.01	0.07	0.08	(0.36)	(0.36)
Year Ended 12/31/2016	$5.61	(0.02)	0.74	0.72	—	—
Class 2
Year Ended 12/31/2020	$5.50	(0.02)	(0.20)	(0.22)	(1.00)	(1.00)
Year Ended 12/31/2019	$5.15	0.07	0.33	0.40	(0.05)	(0.05)
Year Ended 12/31/2018	$6.00	0.06	(0.91)	(0.85)	—	—
Year Ended 12/31/2017	$6.27	(0.01)	0.08	0.07	(0.34)	(0.34)
Year Ended 12/31/2016	$5.58	(0.04)	0.73	0.69	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$4.33	(1.29%)	0.70%	0.70%	0.23%	0%	$103,243
Year Ended 12/31/2019	$5.55	7.80%	0.66%	0.66%	1.53%	0%	$404,193
Year Ended 12/31/2018	$5.21	(13.77%)	0.66%(c)	0.66%(c)	1.18%	0%	$226,877
Year Ended 12/31/2017	$6.05	1.80%	0.69%	0.69%	0.15%	0%	$536,624
Year Ended 12/31/2016	$6.33	12.83%	0.74%	0.74%	(0.39%)	0%	$481,110
Class 2
Year Ended 12/31/2020	$4.28	(1.55%)	0.98%	0.98%	(0.39%)	0%	$15,862
Year Ended 12/31/2019	$5.50	7.78%	0.91%	0.91%	1.29%	0%	$16,059
Year Ended 12/31/2018	$5.15	(14.17%)	0.92%(c)	0.92%(c)	1.05%	0%	$15,269
Year Ended 12/31/2017	$6.00	1.71%	0.94%	0.94%	(0.09%)	0%	$15,541
Year Ended 12/31/2016	$6.27	12.37%	0.99%	0.99%	(0.63%)	0%	$10,540
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	15

Notes to Consolidated Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CVPCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2020, the Subsidiary financial statement information is as follows:
CVPCSF Offshore Fund, Ltd.
% of consolidated fund net assets	7.94%
Net assets	$9,455,416
Net investment income (loss)	(14,146)
Net realized gain (loss)	(36,955,016)
Net change in unrealized appreciation (depreciation)	(5,686,815)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
16	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
December 31, 2020
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	17

Notes to Consolidated Financial Statements  (continued)
December 31, 2020
the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the commodities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin
18	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
December 31, 2020
receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	9,273,389*

Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	19

Notes to Consolidated Financial Statements  (continued)
December 31, 2020
Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	664,722*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	(36,453,058)	(501,958)	(36,955,016)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	(6,188,773)	501,958	(5,686,815)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	117,221,600*
Futures contracts — short	111,364**

Derivative instrument	Average value ($)**
Options contracts — purchased	0(a)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2020.
(a)	Rounds to zero.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
20	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
December 31, 2020
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2020, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	21

Notes to Consolidated Financial Statements  (continued)
December 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2021
Class 1	0.80%
Class 2	1.05
22	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
December 31, 2020
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation, non-deductible expenses, capital loss carryforward and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
5,635,987	—	(5,635,987)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
22,047,118	—	22,047,118	4,834,400	—	4,834,400
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
242,441	—	(202,612)	(131,995,642)
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
250,306,490	9,179,672	(141,175,314)	(131,995,642)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	23

Notes to Consolidated Financial Statements  (continued)
December 31, 2020
The following capital loss carryforwards, determined at December 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(202,612)	—	(202,612)	77,704
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended December 31, 2020, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to
24	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
December 31, 2020
the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	25

Notes to Consolidated Financial Statements  (continued)
December 31, 2020
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
26	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
December 31, 2020
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 90.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Variable Portfolio – Commodity Strategy Fund and its subsidiary (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2020, the related consolidated statement of operations for the year ended December 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund and its subsidiary as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
30	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
32	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	100,301,129,932	3,570,597,449	0
Kathleen Blatz	100,437,330,004	3,434,397,377	0
Pamela G. Carlton	100,536,680,241	3,335,047,139	0
Janet Langford Carrig	100,489,009,790	3,382,717,591	0
J. Kevin Connaughton	100,435,565,313	3,436,162,068	0
Olive M. Darragh	100,649,756,121	3,221,971,259	0
Patricia M. Flynn	100,481,691,017	3,390,036,364	0
Brian J. Gallagher	100,349,166,495	3,522,560,886	0
Douglas A. Hacker	100,279,257,487	3,592,469,893	0
Nancy T. Lukitsh	100,593,605,674	3,278,121,707	0
David M. Moffett	100,234,133,452	3,637,593,928	0
Catherine James Paglia	100,498,036,893	3,373,690,488	0
Anthony M. Santomero	100,195,848,996	3,675,878,384	0
Minor M. Shaw	100,194,552,116	3,677,175,265	0
Natalie A. Trunow	100,660,790,489	3,210,936,892	0
Sandra Yeager	100,573,362,296	3,298,365,085	0
Christopher O. Petersen	100,473,798,478	3,397,928,903	0
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2020	35

Columbia Variable Portfolio – Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6628 AV (02/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the forty-eight series of the registrant whose reports to stockholders are included in this annual filing. Fiscal year 2020 includes fees from two funds that liquidated during the period.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2020 and December 31,

2019 are approximately as follows:

20202019

$1,453,100          $1,487,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

20202019

$29,300              $13,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2020 and December 31, 2019, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

2020	2019
$9,800	$348,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2019 and 2020 also include tax fees for foreign tax filings.

During the fiscal years ended December 31, 2020 and December 31, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2020 and December 31, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

20202019

$225,000            $225,000

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

20202019

$264,100              $586,200

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Variable Series Trust II
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	February 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	February 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	February 22, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	February 22, 2021